UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Diana E. McCarthy Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103-6996	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	INCOME EQUITY FUND
Ticker Symbol: NOIEX

27	INTERNATIONAL EQUITY FUND
Ticker Symbol: NOIGX

32	LARGE CAP CORE FUND
Ticker Symbol: NOLCX

36	LARGE CAP VALUE FUND
Ticker Symbol: NOLVX

40	SMALL CAP CORE FUND
Ticker Symbol: NSGRX

61	SMALL CAP VALUE FUND
Ticker Symbol: NOSGX

70	U.S. QUALITY ESG FUND
Ticker Symbol: NUESX

74	NOTES TO THE FINANCIAL STATEMENTS

86	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

87	TAX INFORMATION

88	LIQUIDITY RISK MANAGEMENT PROGRAM

89	FUND EXPENSES

91	TRUSTEES AND OFFICERS

95	INVESTMENT CONSIDERATIONS

96	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned -6.98% in the 12-month reporting period ended March 31, 2020. The Income Equity Fund returned -12.35% and underperformed the S&P 500. The reporting period began with bouts of volatility as trade tensions between the United States and China led to increasing tariffs and slowing economic activity. The U.S. Federal Reserve (the “Fed”) buoyed markets with a series of interest rate cuts in response to the growing uncertainty. Investor confidence returned in the fourth quarter of 2019 as the United States and China reached a “phase one” trade deal, pushing markets to all-time highs in early 2020. Investor sentiment moved sharply lower in mid-February 2020, however, once it became clear that COVID-19 was becoming a global pandemic. Stocks fell at an historic pace, with volatility reaching levels not seen since the 2008-2009 financial crisis. Economic activity ground to a halt as officials attempted to contain the spread of COVID-19. In response, the Fed and the U.S. Congress enacted unprecedented fiscal and monetary stimulus in an attempt to alleviate stress in the economy and financial markets.

For the 12-month period ended March 31, 2020, information technology was the top-performing sector within the index, reflecting investor preference for mega-cap growth stocks. Traditionally defensive sectors such as consumer staples, utilities and health care also outperformed. The energy sector, which lost over 50% as tensions between OPEC and Russia led to an oversupply of oil, was the worst performer.

The Fund invests in high quality, income-producing stocks that exhibit prudent use of shareholder capital, but this market segment lagged in the 12-month period. Exposure to higher-yielding securities detracted from performance, while our preference for higher quality companies had a neutral effect on performance. Stock selection in the industrials and health care sectors added to performance, but selection in real estate and consumer discretionary detracted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INCOME EQUITY FUND	(12.35)%	3.95%	7.80%	7.85%

S&P 500® INDEX	(6.98)	6.73	10.53	9.10

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The MSCI World ex USA Index returned -14.89% in the 12-month reporting period ended March 31, 2020. The International Equity Fund returned -20.78% and underperformed the benchmark index. Global growth recorded its weakest pace since the financial crisis a decade ago, and the global markets experienced numerous spikes in volatility. Trade tensions between the United States and China, uncertainty surrounding the United Kingdom’s exit from the EU (Brexit), and geopolitical events posed significant risks to investors during the first half of the period. Investor confidence returned in the fourth quarter of 2019 as the United States and China reached a “phase one” trade deal and investors gained more clarity regarding the outlook for Brexit. In addition, global central banks remained accommodative and the U.S. Federal Reserve initiated a series of interest rate cuts. After climbing to all-time highs in early 2020, global equities moved sharply lower in mid-February 2020 as COVID-19 quickly became a global pandemic. Equity markets fell at a historic pace, with a degree of volatility not seen since the 2008-2009 financial crisis. Policymakers enacted unprecedented levels of fiscal and monetary stimulus in an attempt to alleviate stress in the economy and financial markets, but equities nevertheless finished the period with double-digit losses. Traditionally defensive sectors such as consumer staples, utilities and health care outperformed. The energy sector, which lost over 40% as tensions between OPEC and Russia resulted in an oversupply of oil, was the worst performer.

Our investment process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Factor performance was led by low volatility and quality as investors attempted to insulate their portfolios from economic uncertainty. High quality stocks, within the index, outperformed their low quality peers by double digits across Europe and Japan, and the low volatility factor outperformed in Europe. Value stocks, within the index, underperformed, especially in Europe.

Stock selection accounted for most of the Fund’s underperformance, as the effect of sector allocation was broadly neutral despite large differences in sector returns. Stock selection was weak in most sectors, particularly in industrials and financials.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INTERNATIONAL EQUITY FUND	(20.78)%	(3.18)%	1.16%	3.35%

MSCI WORLD EX USA INDEX	(14.89)	(0.76)	2.43	4.20

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index returned -6.98% in the 12-month reporting period ended March 31, 2020. The Large Cap Core Fund returned -11.28% over the reporting period and underperformed the S&P 500 Index. The reporting period began with bouts of volatility as trade tensions between the United States and China led to increasing tariffs and slowing economic activity. The U.S. Federal Reserve (the “Fed”) buoyed markets with a series of interest rate cuts in response to the growing uncertainty. Investor confidence returned in the fourth quarter of 2019 as the United States and China reached a “phase one” trade deal, pushing markets to all-time highs in early 2020. Investor sentiment moved sharply lower in mid-February 2020, however, once it became clear that COVID-19 was becoming a global pandemic. Stocks fell at an historic pace, with volatility reaching levels not seen since the 2008-2009 financial crisis. Economic activity ground to a halt as officials attempted to contain the spread of the virus. In response, the Fed and the U.S. Congress enacted unprecedented fiscal and monetary stimulus in an attempt to alleviate stress in the economy and financial markets.

For the 12-month period ended March 31, 2020, information technology was the best performing sector within the index, reflecting investor preference for mega-cap growth stocks. Traditionally defensive sectors such as consumer staples, utilities and health care also outperformed. The energy sector, which lost over 50% as tensions between OPEC and Russia resulted in an oversupply of oil, was the worst performer.

Our investment process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Market performance was led by the momentum and low volatility factors until September 2019, when investors started to rotate out of momentum and into value. The value factor continued its rebound and largely retained its gains through the end of 2019, but reversed course in the market sell-off of the first quarter of 2020.

Stock selection accounted for most of the Fund’s underperformance, as the effect of sector allocation was broadly neutral despite large differences in sector returns. Stock selection was weak across most sectors, particularly within industrials and consumer discretionary.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/16/05

LARGE CAP CORE FUND	(11.28)%	4.11%	9.33%	6.15%

S&P 500® INDEX	(6.98)	6.73	10.53	7.34

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Large Cap Value Fund returned -20.16% in the 12-month reporting period ended March 31, 2020, underperforming the -17.17% return of its benchmark, the Russell 1000 Value Index. The reporting period began with bouts of volatility as trade tensions between the United States and China led to increasing tariffs and slowing economic activity. The U.S. Federal Reserve (the “Fed”) buoyed markets with a series of interest rate cuts in response to the growing uncertainty. Investor confidence returned in the fourth quarter of 2019 as the United States and China reached a “phase one” trade deal, pushing markets to all-time highs in early 2020. Investor sentiment moved sharply lower in mid-February 2020, however, once it became clear that COVID-19 was becoming a global pandemic. Stocks fell at an historic pace, with volatility reaching levels not seen since the 2008-2009 financial crisis. Economic activity ground to a halt as officials attempted to contain the spread of the virus. In response, the Fed and the U.S. Congress enacted unprecedented fiscal and monetary stimulus in an attempt to alleviate stress in the economy and financial markets.

For the 12-month period ended March 31, 2020, information technology was the best performing sector within the index, reflecting investor preference for mega-cap growth stocks. Traditionally defensive sectors such as consumer staples, utilities and health care also outperformed. The energy sector, which lost over 50% as tensions between OPEC and Russia resulted in an oversupply of oil, was the worst performer.

The Fund favors high quality, attractively valued stocks, but inexpensive companies significantly lagged the broader market, as measured by the index, during the period. However, the Fund’s emphasis on quality contributed. Stock selection was strongest within the underperforming energy sector, where the Fund’s higher quality posture added to relative performance. Conversely, the Fund’s preference for companies that were simultaneously inexpensive and higher quality detracted within financials and utilities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/03/00

LARGE CAP VALUE FUND	(20.16)%	0.14%	5.29%	4.68%

RUSSELL 1000 VALUE INDEX	(17.17)	1.90	7.67	5.55

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000 Index having lower price-to-book ratios and forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2020 began with bouts of market volatility as trade tensions between the United States and China prompted increasing tariffs and slowing economic activity. The Fund returned -22.80% for the 12-month period ended March 31, 2020, outperforming the -23.99% return of the Russell 2000 Index. Investor confidence bounced back during the fourth quarter of 2019 as the United States and China reached a “phase one” trade deal, pushing markets to all-times highs in early 2020. Market sentiment then turned sharply negative in mid-February 2020 as the sudden spread of the COVID-19 virus transformed into a global pandemic. Economic activity in virus-impacted areas ground to a halt as a result of efforts to contain the spread of the coronavirus. In response, the U.S Federal Reserve and the U.S. Congress enacted unprecedented levels of monetary and fiscal stimulus in an attempt to relieve some of the stresses within the economy and financial markets. Events related to the onset of the coronavirus overwhelmed any prior trends during the period.

As intended, stock selection, rather than sector selection, accounted for the majority of the relative outperformance, although sector selection was positive based mainly on a moderate underweight to energy and an overweight to utilities. Stock selection within the energy and consumer discretionary sectors contributed most on a relative basis, while selection in health care detracted most. During the period, quality ratings based on our proprietary models were not consistent predictors of relative return. Companies with low profitability, and low return on equity or profit margins outperformed, while stocks with lower price to book, or price to trailing earnings, underperformed. Higher volatility and higher debt loads and slower or negative cash flow growth were negative attributes, as investors appeared to shun those companies as the market sold off. The Fund’s underweight to these characteristics proved beneficial during the market decline.

Going forward, we will continue to seek reasonably priced but profitable small company stocks, and to avoid lower quality companies, consistent with our long-term approach. We continue to apply our disciplined cost- and risk-efficient investment strategy, balancing return, risk and transaction costs to achieve intended objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/30/99

SMALL CAP CORE FUND	(22.80)%	(0.51)%	7.35%	5.58%

RUSSELL 2000 INDEX	(23.99)	(0.25)	6.90	6.37

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2020 began with bouts of market volatility as trade tensions between the United States and China prompted increasing tariffs and slowing economic activity. The Small Cap Value Fund returned -28.37%, outperforming the -29.64% return of the benchmark Russell 2000 Value Index. Investor confidence bounced back during the fourth quarter of 2019 as the United States and China reached a “phase one” trade deal, pushing markets to all-times highs in early 2020. Market sentiment then turned sharply negative in mid-February 2020 as the sudden spread of the COVID-19 virus transformed into a global pandemic. Economic activity in virus-impacted areas ground to a halt as a result of efforts to contain the spread of the coronavirus. In response, the U.S Federal Reserve and the U.S. Congress enacted unprecedented levels of monetary and fiscal stimulus in an attempt to relieve some of the stresses within the economy and financial markets. Events related to the onset of COVID-19 overwhelmed any prior trends during the period.

Despite wide differences in sector returns, the Fund’s risk management process resulted in modestly positive relative contributions from active sector exposures. Stock selection within sectors had a more significant impact on returns. Selection within the industrials and energy sectors contributed the most to relative performance, where holdings with higher ratings in our proprietary stock selection model held up better than lower-ranked, lower quality companies. Selection within real estate and consumer staples was less successful, where “buy” rated stocks in our model underperformed, and within the technology sector, where stock selection among lower-rated stocks detracted from returns. More generally, however, quality mattered, as “buy” rated stocks outperformed “sell” rated stocks. Stocks with lower price to book or price to trailing earnings underperformed, as did companies with lower profit margins and lower profitability as well as higher volatility.

Going forward, we will continue to seek reasonably priced but profitable small company stocks, and to avoid lower quality companies, consistent with our long-term approach. We continue to apply our disciplined cost- and risk-efficient investment strategy, balancing return, risk and transaction costs to achieve intended objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

SMALL CAP VALUE FUND	(28.37)%	(2.57)%	5.48%	7.84%

RUSSELL 2000 VALUE INDEX	(29.64)	(2.43)	4.79	7.88

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000 Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 95.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

U.S. QUALITY ESG FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. stocks experienced sizable fluctuations during the 12-month reporting period ended March 31, 2020. For the reporting period, the Fund returned -6.69%, outperforming the -8.03% return of the benchmark Russell 1000 Index. The period began with bouts of volatility as trade tensions between the United States and China sparked increasing tariffs and slowing economic activity. In response, the U.S. Federal Reserve (the “Fed”) buoyed markets with a series of interest rate cuts in the face of growing uncertainty. Investor confidence was boosted during the fourth quarter of 2019 as the United States and China reached a “phase one” trade deal, pushing markets to all-time highs in early 2020. Market sentiment then abruptly reversed course in mid-February 2020 as the onset of the COVID-19 virus quickly emerged as a global pandemic. Equity markets fell at an historic pace, with levels of volatility not seen since the financial crisis. Economic activity in virus-impacted areas ground to a halt as government officials struggled to contain COVID-19. The Fed and the U.S. Congress enacted unprecedented levels of fiscal and monetary stimulus in an attempt to relieve the resulting stresses within the U.S. economy and markets.

The Fund invests in high quality companies with favorable environmental, social and governance (ESG) ratings. Companies with stronger relative ESG profiles outperformed during the period, with top-rated securities outperforming all other segments. The Fund’s high quality posture also contributed to relative outperformance, as lower quality companies lagged the market.

The Fund will continue investing in financially sound companies that manage their non-financial ESG risks well. We believe that incorporating both a financial lens and the non-financial lens of ESG content into the portfolio construction process offers the potential for the Fund to generate positive relative performance over the long term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	SINCE INCEPTION 10/02/17

U.S. QUALITY ESG FUND	(6.69)%	2.77%

RUSSELL 1000 INDEX	(8.03)	2.35

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on net capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 95.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND	LARGE CAP VALUE FUND
ASSETS:
Investments, at value	$114,086	$119,333		$163,400	$44,979
Investments in affiliates, at value	1,766	1,535		2,974	776
Cash held at broker (restricted $0, $0, $0, $50, $2,114, and $0, respectively)	–	516		85	25
Foreign currencies held at broker, at value (restricted $212)	–	212	(1)	–	–
Foreign currencies, at value (cost $391)	–	391		–	–
Dividend income receivable	221	739		234	75
Receivable for foreign tax reclaims	–	599		–	–
Receivable for securities sold	–	–		3,340	–
Receivable for variation margin on futures contracts	6	44		2	2
Receivable for fund shares sold	2	–		15	–
Receivable from investment adviser	1	–		5	3
Prepaid and other assets	6	6		4	5
Total Assets	116,088	123,375		170,059	45,865
LIABILITIES:
Payable for securities purchased	–	–		5,030	–
Payable for variation margin on futures contracts	45	31		29	17
Payable for fund shares redeemed	373	1,058		229	10
Payable to affiliates:
Management fees	24	13		14	4
Custody fees	1	8		2	–
Shareholder servicing fees	28	1		7	7
Transfer agent fees	4	5		6	2
Trustee fees	4	9		16	7
Outstanding options written, at value (premiums received $56)	16	–		–	–
Accrued other liabilities	31	61		31	32
Total Liabilities	526	1,186		5,364	79
Net Assets	$115,562	$122,189		$164,695	$45,786
ANALYSIS OF NET ASSETS:
Capital stock	$102,852	$185,055		$147,827	$62,366
Distributable earnings	12,710	(62,866)		16,868	(16,580)
Net Assets	$115,562	$122,189		$164,695	$45,786
Shares Outstanding ($.0001 par value, unlimited authorization)	11,087	17,118		10,007	3,564
Net Asset Value, Redemption and Offering Price Per Share	$10.42	$7.14		$16.46	$12.85
Investments, at cost	$100,567	$152,963		$144,036	$59,186
Investments in affiliates, at cost	1,766	1,535		2,974	776

(1)	Costs associated with foreign currencies held at broker is $215.

See Notes to the Financial Statements.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2020

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND

$332,707	$1,926,501	$105,100
11,389	136,890	536
50	8,240	100
–	–	–
–	–	–
423	4,788	100
–	–	–
–	4,197	–
–	–	–
522	2,756	–
1	6	–
6	12	4
345,098	2,083,390	105,840

–	–	–
78	1,233	10
798	3,784	–

46	399	16
1	23	–
61	895	–
12	71	3
4	11	4
–	–	–
32	74	33
1,032	6,490	66
$344,066	$2,076,900	$105,774

$305,315	$2,257,725	$115,866
38,751	(180,825)	(10,092)
$344,066	$2,076,900	$105,774
18,528	153,904	10,374
$18.57	$13.49	$10.20
$294,101	$2,071,150	$113,897
11,389	136,890	536

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP VALUE FUND
INVESTMENT INCOME:
Dividend income	$5,292	$6,726 (1)	$5,542	$1,797
Dividend income from investments in affiliates	20	8	19	16
Interest income	5	1	6	4
Total Investment Income	5,317	6,735	5,567	1,817
EXPENSES:
Management fees	1,739	877	1,062	372
Custody fees	26	119	43	26
Transfer agent fees	56	55	73	21
Registration fees	18	18	19	20
Printing fees	42	43	55	52
Professional fees	43	12	43	43
Shareholder servicing fees	97	3	25	35
Trustee fees	9	9	9	9
Interest expense	1	1	–	–
Other	23	89	13	1
Total Expenses	2,054	1,226	1,342	579
Less expenses reimbursed by investment adviser	(201)	(224)	(243)	(191)
Net Expenses	1,853	1,002	1,099	388
Net Investment Income	3,464	5,733	4,468	1,429
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	7,333	(15,581)	3,090	1,168
Options written	259	–	–	–
Futures contracts	(791)	(401)	(832)	(178)
Foreign currency transactions	–	74	–	–
Net changes in unrealized appreciation (depreciation) on:
Investments	(25,362)	(24,944)	(27,434)	(13,246)
Options written	2	–	–	–
Futures contracts	144	330	95	1
Foreign currency translations	–	(4)	–	–
Net Losses	(18,415)	(40,526)	(25,081)	(12,255)
Net Decrease in Net Assets Resulting from Operations	$(14,951)	$(34,793)	$(20,613)	$(10,826)

(1)	Net of $624 and $1 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2020

SMALL CAP CORE FUND	SMALL CAP VALUE FUND	U.S. QUALITY ESG FUND

$5,936 (1)	$59,588	$1,991
303	1,953	27
25	146	1
6,264	61,687	2,019

2,928	28,113	428
60	260	26
142	903	33
22	44	18
44	140	43
43	81	43
207	2,939	–
9	36	12
–	–	–
13	36	15
3,468	32,552	618
(434)	(2,909)	(168)
3,034	29,643	450
3,230	32,044	1,569

813	132,491	(512)
–	–	–
(2,400)	1,467	(171)
–	–	–

(106,453)	(956,124)	(10,880)
–	–	–
346	2,537	34
–	–	–
(107,694)	(819,629)	(11,529)
$(104,464)	$(787,585)	$(9,960)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND		LARGE CAP VALUE FUND
Amounts in thousands	2020	2019	2020	2019	2020	2019	2020	2019
OPERATIONS:
Net investment income	$3,464	$4,208	$5,733	$7,296	$4,468	$4,391	$1,429	$1,723
Net realized gains (losses)	6,801	26,029	(15,908)	(18,993)	2,258	3,206	990	(4,003)
Net change in unrealized appreciation (depreciation)	(25,216)	(16,266)	(24,618)	(2,970)	(27,339)	5,800	(13,245)	7,433
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,951)	13,971	(34,793)	(14,667)	(20,613)	13,397	(10,826)	5,153
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(41,592)	(17,293)	(39,768)	(39,547)	(50,039)	(6,412)	(27,469)	(8,086)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(41,592)	(17,293)	(39,768)	(39,547)	(50,039)	(6,412)	(27,469)	(8,086)
DISTRIBUTIONS PAID:
Distributable earnings	(15,527)	(26,260)	(6,938)	(5,000)	(9,873)	(6,563)	(1,500)	(1,300)
Total Distributions Paid	(15,527)	(26,260)	(6,938)	(5,000)	(9,873)	(6,563)	(1,500)	(1,300)
Total Increase (Decrease) in Net Assets	(72,070)	(29,582)	(81,499)	(59,214)	(80,525)	422	(39,795)	(4,233)
NET ASSETS:
Beginning of year	187,632	217,214	203,688	262,902	245,220	244,798	85,581	89,814
End of year	$115,562	$187,632	$122,189	$203,688	$164,695	$245,220	$45,786	$85,581

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND		SMALL CAP VALUE FUND		U.S. QUALITY ESG FUND
2020	2019	2020	2019	2020	2019

$3,230	$3,421	$32,044	$28,757	$1,569	$516
(1,587)	24,091	133,958	271,088	(683)	41
(106,107)	(17,136)	(953,587)	(289,154)	(10,846)	1,914
(104,464)	10,376	(787,585)	10,691	(9,960)	2,471

16,577	(10,739)	100,834	(285,433)	79,589	13,575
16,577	(10,739)	100,834	(285,433)	79,589	13,575

(29,297)	(4,899)	(208,800)	(291,335)	(2,023)	(732)
(29,297)	(4,899)	(208,800)	(291,335)	(2,023)	(732)
(117,184)	(5,262)	(895,551)	(566,077)	67,606	15,314

461,250	466,512	2,972,451	3,538,528	38,168	22,854
$344,066	$461,250	$2,076,900	$2,972,451	$105,774	$38,168

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND
Selected per share data	2020		2019		2018	2017	2016
Net Asset Value, Beginning of Year	$12.95		$13.96		$13.39	$12.22	$12.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26		0.28		0.27	0.27	0.27
Net realized and unrealized gains (losses)	(1.63)		0.56		1.36	1.29	(0.09)
Total from Investment Operations	(1.37)		0.84		1.63	1.56	0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)		(0.28)		(0.27)	(0.27)	(0.27)
From net realized gains	(0.90)		(1.57)		(0.79)	(0.12)	(0.43)
Total Distributions Paid	(1.16)		(1.85)		(1.06)	(0.39)	(0.70)
Net Asset Value, End of Year	$10.42		$12.95		$13.96	$13.39	$12.22
Total Return(1)	(12.44	)%(2)	7.66	%(3)	12.08%	12.94%	1.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$115,562		$187,632		$217,214	$230,511	$239,540
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	1.02%		1.01%		1.01%	1.01%	1.00%
Expenses, before reimbursements and credits	1.12%		1.12%		1.11%	1.15%	1.13%
Net investment income, net of reimbursements and credits(4)	1.89%		2.01%		1.88%	2.07%	2.12%
Net investment income, before reimbursements and credits	1.79%		1.90%		1.78%	1.93%	1.99%
Portfolio Turnover Rate	76.34%		40.94%		23.14%	32.17%	13.14%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	During the fiscal year ended March 31, 2020, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been (12.98)%.
(3)	During the fiscal year ended March 31, 2019, the Fund received monies related to certain nonrecurring litigation proceeds. If these monies were not received, the total return would have been 7.16%.
(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $2,000, $3,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$9.36	$10.16	$9.06	$8.12		$9.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.37	0.21	0.14		0.17
Net realized and unrealized gains (losses)	(2.23)	(0.94)	1.01	0.93		(1.27)
Total from Investment Operations	(1.86)	(0.57)	1.22	1.07		(1.10)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.36)	(0.23)	(0.12)	(0.13)		(0.17)
Total Distributions Paid	(0.36)	(0.23)	(0.12)	(0.13)		(0.17)
Net Asset Value, End of Year	$7.14	$9.36	$10.16	$9.06		$8.12
Total Return(2)	(20.78)%	(5.36)%	13.50%	13.32%		(11.78)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$122,189	$203,688	$262,902	$154,784		$153,111
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.55%	0.51%	0.51%	0.93	%(4)	1.08%
Expenses, before reimbursements and credits	0.67%	0.69%	0.81%	1.23%		1.22%
Net investment income, net of reimbursements and credits(3)	3.14%	3.18%	2.53%	1.67	%(4)	1.66%
Net investment income, before reimbursements and credits	3.02%	3.00%	2.23%	1.37%		1.52%
Portfolio Turnover Rate	33.97%	59.45%	101.53%	101.07%		12.78%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $3,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective January 1, 2017, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.50%. Prior to January 1, 2017, the expense limitation had been 1.06%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$19.36	$18.88	$16.98	$15.10		$15.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.34	0.31	0.30		0.28
Net realized and unrealized gains (losses)	(2.44)	0.65	2.11	1.88		(0.32)
Total from Investment Operations	(2.05)	0.99	2.42	2.18		(0.04)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.39)	(0.34)	(0.31)	(0.30)		(0.28)
From net realized gains	(0.46)	(0.17)	(0.21)	–		–
Total Distributions Paid	(0.85)	(0.51)	(0.52)	(0.30)		(0.28)
Net Asset Value, End of Year	$16.46	$19.36	$18.88	$16.98		$15.10
Total Return(1)	(11.28)%	5.45%	14.34%	14.60%		(0.22)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$164,695	$245,220	$244,798	$127,255		$144,226
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.46%	0.46%	0.49	%(3)	0.59%
Expenses, before reimbursements and credits	0.56%	0.56%	0.58%	0.63%		0.59%
Net investment income, net of reimbursements and credits(2)	1.85%	1.76%	1.75%	1.85	%(3)	1.82%
Net investment income, before reimbursements and credits	1.75%	1.66%	1.63%	1.71%		1.82%
Portfolio Turnover Rate	37.90%	45.92%	50.70%	66.77%		56.10%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $2,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.45%. Prior to June 15, 2016, the expense limitation had been 0.60%.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$16.42	$15.83	$15.22	$12.95		$13.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41	0.34	0.35	0.27		0.22
Net realized and unrealized gains (losses)	(3.62)	0.50	0.64	2.22		(1.04)
Total from Investment Operations	(3.21)	0.84	0.99	2.49		(0.82)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.25)	(0.38)	(0.22)		(0.22)
Total Distributions Paid	(0.36)	(0.25)	(0.38)	(0.22)		(0.22)
Net Asset Value, End of Year	$12.85	$16.42	$15.83	$15.22		$12.95
Total Return(1)	(20.16)%	5.52%	6.43%	19.29%		(5.87)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$45,786	$85,581	$89,814	$93,854		$89,048
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.55%	0.59%	0.58%	0.63	%(3)	0.87%
Expenses, before reimbursements and credits	0.83%	0.83%	0.90%	1.12%		1.09%
Net investment income, net of reimbursements and credits(2)	2.04%	1.95%	2.08%	1.80	%(3)	1.58%
Net investment income, before reimbursements and credits	1.76%	1.71%	1.76%	1.31%		1.36%
Portfolio Turnover Rate	80.40%	96.45%	110.59%	71.22%		60.22%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $2,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.55%. Prior to June 15, 2016, the expense limitation had been 0.85%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP CORE FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$25.57	$25.47	$24.01	$19.56		$22.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.20	0.17	0.13		0.11
Net realized and unrealized gains (losses)	(5.53)	0.19	2.40	4.48		(2.15)
Total from Investment Operations	(5.35)	0.39	2.57	4.61		(2.04)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)	(0.16)	(0.04)	(0.14)		(0.12)
From net realized gains	(1.46)	(0.13)	(1.07)	(0.02)		(0.54)
Total Distributions Paid	(1.65)	(0.29)	(1.11)	(0.16)		(0.66)
Net Asset Value, End of Year	$18.57	$25.57	$25.47	$24.01		$19.56
Total Return(1)	(22.80)%	1.68%	10.66%	23.57%		(9.18)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$344,066	$461,250	$466,512	$490,643		$313,983
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.65%	0.65%	0.65%	0.67	%(3)	0.75%
Expenses, before reimbursements and credits	0.75%	0.74%	0.78%	0.88%		0.92%
Net investment income, net of reimbursements and credits(2)	0.70%	0.73%	0.64%	0.67	%(3)	0.59%
Net investment income, before reimbursements and credits	0.60%	0.64%	0.51%	0.46%		0.42%
Portfolio Turnover Rate	18.74%	20.96%	6.28%	16.21%		14.31%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $21,000, $13,000, $14,000 and $17,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $12,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(3)

Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.65%. Prior to June 15, 2016, the expense limitation had been 0.75%.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$20.18	$22.71	$24.00	$19.81	$21.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.21	0.20	0.19	0.24
Net realized and unrealized gains (losses)	(5.45)	(0.59)	0.79	4.55	(1.17)
Total from Investment Operations	(5.23)	(0.38)	0.99	4.74	(0.93)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)	(0.16)	(0.21)	(0.22)	(0.23)
From net realized gains	(1.23)	(1.99)	(2.07)	(0.33)	(0.64)
Total Distributions Paid	(1.46)	(2.15)	(2.28)	(0.55)	(0.87)
Net Asset Value, End of Year	$13.49	$20.18	$22.71	$24.00	$19.81
Total Return(1)	(28.43)%	(0.45)%	3.76%	23.82%	(4.22)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,076,900	$2,972,451	$3,538,528	$3,777,051	$2,914,311
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.10%	1.12%	1.13%	1.22%	1.23%
Net investment income, net of reimbursements and credits(2)	1.09%	0.86%	0.82%	0.89%	1.13%
Net investment income, before reimbursements and credits	0.99%	0.74%	0.69%	0.67%	0.90%
Portfolio Turnover Rate	14.18%	16.02%	18.65%	11.48%	25.31%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $138,000, $110,000, $119,000 and $184,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $91,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. QUALITY ESG FUND
Selected per share data	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$11.15	$10.46	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.17	0.06
Net realized and unrealized gains (losses)	(0.90)	0.77	0.46
Total from Investment Operations	(0.74)	0.94	0.52
LESS DISTRIBUTIONS PAID:
From net investment income	(0.17)	(0.16)	(0.06)
From net realized gains	(0.04)	(0.09)	–
Total Distributions Paid	(0.21)	(0.25)	(0.06)
Net Asset Value, End of Period	$10.20	$11.15	$10.46
Total Return(2)	(6.69)%	9.09%	5.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$105,774	$38,168	$22,854
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.43%	0.43%	0.43	%(4)
Expenses, before reimbursements and credits	0.59%	1.32%	2.08	%(4)
Net investment income, net of reimbursements and credits(3)	1.50%	1.69%	1.53	%(4)(5)
Net investment income (loss), before reimbursements and credits	1.34%	0.80%	(0.12	)%(4)(5)
Portfolio Turnover Rate	19.16%	51.43%	10.19%

(1)	Commenced investment operations on October 2, 2017.
(2)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $4,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2020 and less than $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2019 and for the period from October 2, 2017 (commencement of operations) to March 31, 2018. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)	Annualized for periods less than one year.
(5)	As the Fund commenced investment operations on October 2, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4%

Aerospace & Defense – 1.8%

Lockheed Martin Corp.	6,078	$2,060

Apparel & Textile Products – 0.7%

VF Corp.	14,363	777

Asset Management – 0.7%

Ameriprise Financial, Inc.	7,359	754

Banking – 5.9%

Bank of America Corp.	17,626	374

CIT Group, Inc.	52,419	905

Citigroup, Inc.	55,153	2,323

JPMorgan Chase & Co.	35,590	3,204
		6,806

Biotechnology & Pharmaceuticals – 9.9%

AbbVie, Inc.	17,677	1,347

Amgen, Inc.	10,903	2,210

Eli Lilly & Co.	13,925	1,932

Johnson & Johnson	13,839	1,815

Merck & Co., Inc.	19,997	1,538

Pfizer, Inc.	78,452	2,561
		11,403

Chemicals – 1.2%

CF Industries Holdings, Inc.	23,396	636

Huntsman Corp.	50,830	734
		1,370

Construction Materials – 0.9%

MDU Resources Group, Inc.	51,069	1,098

Consumer Products – 6.3%

Clorox (The) Co. (1)	4,077	706

Colgate-Palmolive Co.	22,792	1,512

General Mills, Inc.	16,948	894

Kimberly-Clark Corp. (1)	6,004	768

PepsiCo, Inc.	140	17

Philip Morris International, Inc.	32,713	2,387

Procter & Gamble (The) Co.	8,762	964
		7,248

Distributors – Consumer Staples – 1.1%

Sysco Corp.	28,100	1,282

Electrical Equipment – 0.9%

Emerson Electric Co.	18,911	901

Johnson Controls International PLC	4,087	110
		1,011

Forest & Paper Products – 0.6%

Domtar Corp.	32,057	694

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Gaming, Lodging & Restaurants – 1.2%

MGM Resorts International	56,274	$664

Wyndham Destinations, Inc.	34,620	751
		1,415

Hardware – 11.4%

Apple, Inc. (1)	34,488	8,770

Cisco Systems, Inc.	65,295	2,567

HP, Inc.	53,839	935

Seagate Technology PLC	19,678	960
		13,232

Health Care Facilities & Services – 1.3%

Cardinal Health, Inc.	18,911	907

UnitedHealth Group, Inc.	2,604	649
		1,556

Home & Office Products – 0.2%

Newell Brands, Inc.	21,620	287

Institutional Financial Services – 0.1%

Morgan Stanley	3,491	119

Insurance – 1.5%

Aflac, Inc.	25,377	869

Allstate (The) Corp.	6,541	600

Berkshire Hathaway, Inc., Class B *	1,205	220
		1,689

Machinery–3.1%

Caterpillar, Inc.	14,697	1,705

GrafTech International Ltd.	93,087	756

Illinois Tool Works, Inc.	7,779	1,106
		3,567

Media – 5.8%

Alphabet, Inc., Class A (1)*	2,368	2,752

Comcast Corp., Class A	66,297	2,279

Facebook, Inc., Class A (1)*	3,062	511

Omnicom Group, Inc.	15,252	838

Sirius XM Holdings, Inc.	76,967	380
		6,760

Medical Equipment & Devices – 1.7%

Baxter International, Inc.	7,716	627

DENTSPLY SIRONA, Inc.	13,620	529

Hill-Rom Holdings, Inc.	6,962	700

Thermo Fisher Scientific, Inc.	388	110
		1,966

Oil, Gas & Coal – 3.2%

Chevron Corp.	463	34

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% continued

Oil, Gas & Coal – 3.2% continued

ConocoPhillips	40,820	$1,257

Helmerich & Payne, Inc.	59,808	936

HollyFrontier Corp.	29,751	729

Valero Energy Corp.	15,387	698
		3,654

Real Estate Investment Trusts – 5.2%

Apartment Investment & Management Co., Class A	23,698	833

Brandywine Realty Trust	87,250	918

Corporate Office Properties Trust	46,004	1,018

Federal Realty Investment Trust	11,316	844

Mid-America Apartment Communities, Inc.	1,789	184

Service Properties Trust	74,691	403

Vornado Realty Trust	26,352	954

Weingarten Realty Investors	58,923	850
		6,004

Retail – Consumer Staples – 2.1%

Target Corp.	2,239	208

Walmart, Inc.	19,855	2,256
		2,464

Retail – Discretionary – 5.3%

Amazon.com, Inc. (1)*	1,535	2,993

Best Buy Co., Inc.	5,945	339

Home Depot (The), Inc.	14,721	2,748
		6,080

Semiconductors – 5.3%

Intel Corp.	12,032	651

Lam Research Corp.	4,271	1,025

Maxim Integrated Products, Inc.	6,415	312

QUALCOMM, Inc.	30,366	2,054

Texas Instruments, Inc.	20,834	2,082
		6,124

Software – 7.5%

Activision Blizzard, Inc.	20,069	1,194

Intuit, Inc. (NASDAQ Exchange)	4,115	947

Microsoft Corp.	29,278	4,617

Oracle Corp.	38,966	1,883
		8,641

Specialty Finance – 5.3%

American Express Co.	17,844	1,528

Mastercard, Inc., Class A	8,201	1,981

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% – continued

Specialty Finance – 5.3% continued

Navient Corp.	158,613	$1,202

Santander Consumer U.S.A. Holdings, Inc.	35,597	495

Visa, Inc., Class A	6,026	971
		6,177

Technology Services – 1.1%

Accenture PLC, Class A	5,004	817

International Business Machines Corp.	3,746	416
		1,233

Telecom – 1.5%

AT&T, Inc.	19,574	570

Verizon Communications, Inc.	21,976	1,181
		1,751

Transportation Equipment – 0.7%

Cummins, Inc.	6,345	859

Utilities – 4.9%

Exelon Corp.	29,175	1,074

FirstEnergy Corp.	14,408	577

Hawaiian Electric Industries, Inc.	12,272	528

NRG Energy, Inc.	37,405	1,020

OGE Energy Corp.	28,591	879

PPL Corp.	19,866	490

Public Service Enterprise Group, Inc.	23,418	1,052
		5,620
Total Common Stocks
(Cost $100,183)		113,701

INVESTMENT COMPANIES – 1.5%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (2)(3)	1,765,821	1,766
Total Investment Companies
(Cost $1,766)		1,766

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 1.24%, 7/16/20 (4)(5)	$385	$385
Total Short-Term Investments
(Cost $384)		385

Total Investments – 100.3%
(Cost $102,333)		115,852

Liabilities less Other Assets – (0.3%)		(290)
NET ASSETS – 100.0%		$115,562

(1)	Security represents underlying investment on open written option contracts.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2020 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500	17	$2,184	Long	06/20	$184

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the Fund had open written call options as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	VALUE (000s)
Alphabet, Inc., Exp. Date 4/17/20, Strike Price $1,350.00	(23)	$(2,672)	$(2)

Amazon.com, Inc., Exp. Date 4/17/20, Strike Price $2,300.00	(15)	(2,925)	(3)

Apple, Inc., Exp. Date 4/17/20, Strike Price $300.00	(172)	(4,374)	(4)

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	VALUE (000s)
Clorox (The) Co., Exp. Date 4/17/20, Strike Price $195.00	(40)	$(693)	$(4)
Facebook, Inc., Exp. Date 4/17/20, Strike Price $190.00	(30)	(500)	(1)

Kimberly-Clark Corp., Exp. Date 4/17/20, Strike Price $155.00	(60)	(767)	(2)

Total Written Options Contracts			$(16)

(Premiums Received (000s) $56)

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	8.5%
Consumer Discretionary	7.7
Consumer Staples	9.5
Energy	3.2
Financials	11.1
Health Care	13.1
Industrials	6.6
Information Technology	27.3
Materials	1.8
Real Estate	5.3
Utilities	5.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks(1)	$113,701	$ –	$–	$113,701
Investment Companies	1,766	–	–	1,766
Short-Term Investments	–	385	–	385
Total Investments	$115,467	$385	$–	$115,852

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2020

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$184	$–	$–	$184
Liabilities
Written Options	(16)	–	–	(16)
Total Other Financial Instruments	$168	$–	$–	$168

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1)

Australia – 4.9%

AGL Energy Ltd.	18,803	$201

Aurizon Holdings Ltd.	200,062	518

AusNet Services	163,309	173

Australia & New Zealand Banking Group Ltd.	107,221	1,156

BHP Group Ltd.	20,190	367

Coca-Cola Amatil Ltd.	26,927	149

CSL Ltd.	1,084	197

Fortescue Metals Group Ltd.	214,287	1,309

Harvey Norman Holdings Ltd.	169,843	306

Lendlease Group	28,111	177

Macquarie Group Ltd.	4,408	240

Santos Ltd.	107,149	232

Sonic Healthcare Ltd.	21,342	320

Telstra Corp. Ltd.	350,639	669
		6,014

Austria – 0.9%

OMV A.G.	10,945	303

Raiffeisen Bank International A.G.	52,806	775
		1,078

Belgium – 1.0%

Ageas	8,518	355

Colruyt S.A.	794	43

Proximus S.A.DP	34,914	801
		1,199

Canada – 8.0%

Air Canada *	873	10

Alimentation Couche-Tard, Inc., Class B	34,469	812

AltaGas Ltd.	14,240	129

Atco Ltd., Class I	5,252	145

Canadian Natural Resources Ltd.	37,654	515

Canadian Pacific Railway Ltd.	2,908	642

Canadian Tire Corp. Ltd., Class A	1,129	68

CGI, Inc. *	8,837	478

CI Financial Corp.	86,082	855

Constellation Software, Inc.	223	203

Fortis, Inc.	349	13

Hydro One Ltd. (2)	12,285	221

iA Financial Corp., Inc.	26,849	844

Kinross Gold Corp. *	176,628	709

Magna International, Inc.	362	12

Manulife Financial Corp.	95,748	1,202

Methanex Corp.	11,611	141

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Canada – 8.0% – continued

National Bank of Canada	10,688	$413

Nutrien Ltd.	6,377	218

Quebecor, Inc., Class B	3,073	68

TC Energy Corp.	38,397	1,707

Teck Resources Ltd., Class B	24,216	184

Thomson Reuters Corp.	1,803	123
		9,712

China – 0.5%

Yangzijiang Shipbuilding Holdings Ltd.	1,145,100	669

Denmark – 1.4%

Carlsberg A/S, Class B	9,503	1,079

Novo Nordisk A/S, Class B	2,677	161

Pandora A/S	2,365	77

Vestas Wind Systems A/S	5,440	443
		1,760

Finland – 1.8%

Fortum OYJ	1,459	22

Metso OYJ	18,757	447

Orion OYJ, Class B	11,896	488

UPM-Kymmene OYJ	44,744	1,233
		2,190

France – 8.5%

BNP Paribas S.A.	38,661	1,165

Capgemini S.E.	11,240	951

Cie de Saint-Gobain	3,353	81

Cie Generale des Etablissements Michelin S.C.A.	11,525	1,026

Covivio	12,402	699

Dassault Aviation S.A.	997	820

Engie S.A.	28,581	296

Eutelsat Communications S.A.	44,868	470

Ingenico Group S.A.	8,043	855

Kering S.A.	221	115

LVMH Moet Hennessy Louis Vuitton S.E.	4,149	1,540

Peugeot S.A.	15,951	213

Sanofi	16,436	1,447

Schneider Electric S.E.	5,526	476

Sodexo S.A.	2,962	201
		10,355

Germany – 6.5%

adidas A.G.	2,322	534

Allianz S.E. (Registered)	4,991	860

Covestro A.G. (2)	27,778	863

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Germany – 6.5% – continued

E.ON S.E.	5,777	$61

Fraport A.G. Frankfurt Airport Services Worldwide	12,506	508

HeidelbergCement A.G.	13,276	579

HOCHTIEF A.G.	3,979	265

LANXESS A.G.	256	10

Merck KGaA	12,568	1,303

RWE A.G.	10,914	292

SAP S.E.	15,641	1,797

Siemens A.G. (Registered)	2,971	256

Siemens Healthineers A.G. (2)	9,410	373

Uniper S.E.	7,262	182
		7,883

Hong Kong – 2.9%

BOC Hong Kong Holdings Ltd.	319,740	881

CK Asset Holdings Ltd.	217,879	1,185

CK Hutchison Holdings Ltd.	45,234	303

CK Infrastructure Holdings Ltd.	12,877	68

CLP Holdings Ltd.	1,256	12

Hong Kong & China Gas Co. Ltd.	10,782	18

WH Group Ltd. (2)	1,126,950	1,047
		3,514

Ireland – 0.1%

AerCap Holdings N.V. *	6,037	138

Israel – 1.5%

Bank Leumi Le-Israel B.M.	141,428	782

Check Point Software Technologies Ltd. *	10,548	1,061

Mizrahi Tefahot Bank Ltd.	2,477	46
		1,889

Italy – 2.0%

Enel S.p.A.	102,188	711

Intesa Sanpaolo S.p.A.	178,778	292

Leonardo S.p.A.	7,940	53

Mediobanca Banca di Credito Finanziario S.p.A.	41,540	229

Poste Italiane S.p.A. (2)	118,253	1,002

Snam S.p.A.	23,899	110
		2,397

Japan – 24.1%

ABC-Mart, Inc.	20,100	1,008

Alfresa Holdings Corp.	55,109	1,028

Asahi Group Holdings Ltd.	31,100	1,010

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Japan – 24.1% – continued

Astellas Pharma, Inc.	96,000	$1,486

Bridgestone Corp.	30,510	939

Brother Industries Ltd.	55,422	847

Central Japan Railway Co.	7,739	1,240

Chubu Electric Power Co., Inc.	18,600	262

Daito Trust Construction Co. Ltd.	3,620	338

Daiwa House Industry Co. Ltd.	43,600	1,080

East Japan Railway Co.	7,600	576

FUJIFILM Holdings Corp.	1,200	60

Hitachi Ltd.	33,000	960

Honda Motor Co. Ltd.	11,000	247

Hoya Corp.	3,300	281

ITOCHU Corp.	73,727	1,530

Japan Airlines Co. Ltd.	5,200	96

Kajima Corp.	5,200	53

Kamigumi Co. Ltd.	39,900	675

KDDI Corp.	51,219	1,514

Kurita Water Industries Ltd.	5,700	132

Marubeni Corp.	23,600	118

Mitsubishi Chemical Holdings Corp.	42,400	252

Mitsubishi Corp.	6,300	134

Mitsubishi UFJ Lease & Finance Co. Ltd.	27,200	134

Mitsui & Co. Ltd.	20,000	278

Nippon Telegraph & Telephone Corp.	6,434	153

Nomura Real Estate Holdings, Inc.	5,300	86

NTT DOCOMO, Inc.	52,100	1,638

Obayashi Corp.	43,800	375

ORIX Corp.	51,500	619

Otsuka Corp.	21,100	903

Resona Holdings, Inc.	172,800	520

Sekisui House Ltd.	7,300	121

Subaru Corp.	22,700	436

Sumitomo Heavy Industries Ltd.	23,900	431

Sumitomo Mitsui Financial Group, Inc.	55,600	1,351

Sundrug Co. Ltd.	2,500	80

Suntory Beverage & Food Ltd.	21,776	824

Suzuken Co. Ltd.	5,400	197

Tokyo Electric Power Co. Holdings, Inc. *	41,200	144

Tokyo Electron Ltd.	6,000	1,128

Toppan Printing Co. Ltd.	43,500	667

Tosoh Corp.	77,044	876

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Japan – 24.1% – continued

Toyota Motor Corp.	43,800	$2,637

West Japan Railway Co.	600	41
		29,505

Macau – 0.4%

Sands China Ltd.	90,630	330

Wynn Macau Ltd.	143,384	217
		547

Netherlands – 3.4%

ABN AMRO Bank N.V. – C.V.A. (2)	42,326	347

Akzo Nobel N.V.	5,018	331

ASML Holding N.V.	861	229

EXOR N.V.	4,532	233

Koninklijke Ahold Delhaize N.V.	40,872	957

Royal Dutch Shell PLC, Class B	119,600	2,005
		4,102

New Zealand – 0.5%

Fisher & Paykel Healthcare Corp. Ltd.	27,204	493

Mercury NZ Ltd.	62,155	156
		649

Norway – 1.3%

DNB ASA	50,140	563

Equinor ASA	76,387	962
		1,525

Portugal – 0.2%

EDP – Energias de Portugal S.A.	67,294	270

Singapore – 1.4%

DBS Group Holdings Ltd.	44,500	582

United Overseas Bank Ltd.	82,457	1,129
		1,711

Spain – 1.3%

ACS Actividades de Construccion y Servicios S.A.	33,844	661

Banco Bilbao Vizcaya Argentaria S.A.	58,462	187

Enagas S.A.	9,080	181

Iberdrola S.A.	57,144	564
		1,593

Sweden – 2.6%

Essity AB, Class B	4,827	149

Hennes & Mauritz AB, Class B	51,611	664

ICA Gruppen AB	7,829	330

Sandvik AB	25,620	364

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Sweden – 2.6% – continued

Skandinaviska Enskilda Banken AB, Class A *	132,070	$893

Skanska AB, Class B *	8,662	132

SKF AB, Class B	35,450	488

Volvo AB, Class B	13,005	156
		3,176

Switzerland – 9.1%

Adecco Group A.G. (Registered)	17,138	676

Nestle S.A. (Registered)	33,625	3,466

Novartis A.G. (Registered)	19,141	1,582

Roche Holding A.G. (Genusschein)	11,913	3,873

Swisscom A.G. (Registered)	2,804	1,511
		11,108

United Kingdom – 13.4%

3i Group PLC	104,881	1,026

Anglo American PLC	60,546	1,058

Ashtead Group PLC	10,206	227

BAE Systems PLC	46,313	299

Barratt Developments PLC	44,365	242

Berkeley Group Holdings (The) PLC	16,431	735

British American Tobacco PLC	42,793	1,461

BT Group PLC	163,777	239

Fiat Chrysler Automobiles N.V.	64,170	462

GlaxoSmithKline PLC	107,486	2,016

Imperial Brands PLC	37,906	703

Legal & General Group PLC	421,945	1,009

Meggitt PLC	147,948	536

National Grid PLC	35,139	412

Next PLC	930	47

Pearson PLC	80,143	553

Persimmon PLC	16,950	401

Rio Tinto PLC	11,776	541

Segro PLC	2,816	27

Smith & Nephew PLC	26,548	471

SSE PLC	9,539	154

Standard Chartered PLC	159,550	879

Standard Life Aberdeen PLC	29,948	83

Tesco PLC	55,295	157

Unilever N.V.	51,400	2,532

United Utilities Group PLC	3,970	44
		16,314

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

United States – 0.0%

Bausch Health Cos., Inc. *	2,290	$35
Total Common Stocks
(Cost $152,963)		119,333

INVESTMENT COMPANIES – 1.2%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (3)(4)	1,535,301	1,535
Total Investment Companies
(Cost $1,535)		1,535

Total Investments – 98.9%
(Cost $154,498)		120,868

Other Assets less Liabilities – 1.1%		1,321
Net Assets – 100.0%		$122,189

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2020 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC – Public Limited Company

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Euro Stoxx 50 (Euro)	41	$1,242	Long	6/20	$174

FTSE 100 Index (British Pound)	7	490	Long	6/20	59

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
S&P/TSX 60 Index (Canadian Dollar)	2	$231	Long	6/20	$ 32

SPI 200 Index (Australian Dollar)	6	471	Long	6/20	36

Yen Denominated Nikkei 225 (Japanese Yen)	7	607	Long	6/20	50

Total					$351

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	6.4%
Consumer Discretionary	10.5
Consumer Staples	12.4
Energy	4.8
Financials	17.3
Health Care	13.2
Industrials	13.1
Information Technology	7.9
Materials	7.3
Real Estate	3.0
Utilities	4.1

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	26.9%
Japanese Yen	24.7
British Pound	12.8
Swiss Franc	9.3
Canadian Dollar	8.2
Australian Dollar	5.0
All other currencies less than 5%	13.1

Total	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Canada	$9,712	$–	$–	$ 9,712
Ireland	138	–	–	138
Israel	1,061	828	–	1,889
New Zealand	493	156	–	649
United States	35	–	–	35
All Other Countries (1)	–	106,910	–	106,910
Total Common Stocks	11,439	107,894	–	119,333
Investment Companies	1,535	–	–	1,535
Total Investments	$12,974	$107,894	$–	$120,868
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$351	$–	$–	$351

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0%

Aerospace & Defense – 2.6%

Huntington Ingalls Industries, Inc.	6,711	$1,223

Lockheed Martin Corp.	5,138	1,741

Raytheon Co.	10,131	1,329
		4,293

Automotive – 0.1%

Gentex Corp.	8,212	182

Banking – 3.8%

Bank of America Corp.	102,268	2,171

Citigroup, Inc.	42,371	1,785

Citizens Financial Group, Inc.	42	1

JPMorgan Chase & Co.	16,346	1,472

Regions Financial Corp.	49,088	440

Wells Fargo & Co.	12,304	353
		6,222

Biotechnology & Pharmaceuticals – 8.2%

AbbVie, Inc.	10,736	818

Amgen, Inc.	9,522	1,931

Biogen, Inc. *	4,761	1,506

Bristol-Myers Squibb Co.	13,780	768

Eli Lilly & Co.	13,686	1,899

Gilead Sciences, Inc.	4,105	307

Johnson & Johnson	26,030	3,413

Merck & Co., Inc.	33,388	2,569

Pfizer, Inc.	10,453	341
		13,552

Chemicals – 1.0%

3M Co.	809	110

Celanese Corp.	11,819	867

LyondellBasell Industries N.V., Class A	6,563	326

PPG Industries, Inc.	4,923	412
		1,715

Commercial Services – 1.0%

H&R Block, Inc.	55,926	788

ManpowerGroup, Inc.	2,739	145

Robert Half International, Inc.	19,052	719
		1,652

Construction Materials – 0.8%

Carlisle Cos., Inc.	8,306	1,041

Eagle Materials, Inc.	6,197	362
		1,403

Consumer Products – 5.7%

Altria Group, Inc.	13,267	513

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Consumer Products – 5.7% – continued

Campbell Soup Co.	10,168	$469

Coca-Cola (The) Co.	7,768	344

General Mills, Inc.	18,049	953

Herbalife Nutrition Ltd. *	165	5

Hershey (The) Co.	3,292	436

Kimberly-Clark Corp.	9,786	1,251

PepsiCo, Inc.	15,786	1,896

Philip Morris International, Inc.	24,104	1,759

Procter & Gamble (The) Co.	16,103	1,771
		9,397

Containers & Packaging – 0.1%

International Paper Co.	5,239	163

Design, Manufacturing & Distribution – 0.1%

SYNNEX Corp.	2,050	150

Distributors – Consumer Staples – 0.4%

Sysco Corp.	12,989	593

Electrical Equipment – 1.5%

Emerson Electric Co.	18,693	891

Hubbell, Inc.	9,481	1,088

Johnson Controls International PLC	20,312	547
		2,526

Gaming, Lodging & Restaurants – 0.6%

Domino’s Pizza, Inc.	593	192

Starbucks Corp.	1,632	108

Wyndham Destinations, Inc.	30,380	659
		959

Hardware – 7.6%

Apple, Inc.	36,151	9,193

Cisco Systems, Inc.	57,180	2,248

HP, Inc.	40,098	696

Seagate Technology PLC	2,339	114

Zebra Technologies Corp., Class A *	1,285	236
		12,487

Health Care Facilities & Services – 3.5%

AmerisourceBergen Corp.	12,351	1,093

Charles River Laboratories International, Inc. *	2,167	273

DaVita, Inc. *	2,065	157

Humana, Inc.	4,261	1,338

McKesson Corp.	6,906	934

UnitedHealth Group, Inc.	8,055	2,009
		5,804

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Home & Office Products – 1.6%

Masco Corp.	23,936	$827

NVR, Inc. *	467	1,200

PulteGroup, Inc.	27,867	622

Snap-on, Inc.	551	60
		2,709

Industrial Services – 0.2%

W.W. Grainger, Inc.	1,240	308

Institutional Financial Services – 2.6%

Goldman Sachs Group (The), Inc.	8,403	1,299

Jefferies Financial Group, Inc.	46,387	634

Morgan Stanley	39,947	1,358

State Street Corp.	19,014	1,013
		4,304

Insurance – 3.2%

Allstate (The) Corp.	3,591	329

American International Group, Inc.	10,074	244

Assured Guaranty Ltd.	35,884	926

Berkshire Hathaway, Inc., Class B *	9,527	1,742

Equitable Holdings, Inc.	57,238	827

MetLife, Inc.	38,583	1,180
		5,248

Iron & Steel – 0.7%

Reliance Steel & Aluminum Co.	12,349	1,081

Steel Dynamics, Inc.	1,360	31
		1,112

Leisure Products – 0.2%

Polaris, Inc.	7,294	351

Machinery – 0.2%

Dover Corp.	3,405	286

Media – 7.5%

Alphabet, Inc., Class A *	5,309	6,169

Comcast Corp., Class A	8,942	307

Facebook, Inc., Class A *	17,994	3,001

Interpublic Group of (The) Cos., Inc.	52,711	853

Netflix, Inc. *	1,854	696

Omnicom Group, Inc.	18,991	1,043

Walt Disney (The) Co.	2,823	273
		12,342

Medical Equipment & Devices – 3.9%

Abbott Laboratories	10,594	836

Baxter International, Inc.	15,288	1,241

Edwards Lifesciences Corp.*	4,032	760

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Medical Equipment & Devices – 3.9% continued

IDEXX Laboratories, Inc. *	1,860	$451

Medtronic PLC	23,142	2,087

Mettler-Toledo International, Inc. *	153	106

Stryker Corp.	692	115

Waters Corp. *	4,192	763
		6,359

Oil, Gas & Coal – 3.1%

Chevron Corp.	25,935	1,879

ConocoPhillips	47,687	1,469

Exxon Mobil Corp.	4,495	170

Helmerich & Payne, Inc.	25,936	406

HollyFrontier Corp.	17,864	438

Valero Energy Corp.	16,050	728
		5,090

Passenger Transportation – 0.6%

Southwest Airlines Co.	28,908	1,029

Real Estate – 0.5%

CBRE Group, Inc., Class A *	20,324	766

Real Estate Investment Trusts – 2.8%

Brixmor Property Group, Inc.	10,305	98

Equity Commonwealth	33,504	1,062

Gaming and Leisure Properties, Inc.	54,127	1,500

Host Hotels & Resorts, Inc.	40,409	446

Kimco Realty Corp.	4,938	48

Lamar Advertising Co., Class A	12,056	618

Weingarten Realty Investors	56,010	808
		4,580

Retail – Consumer Staples – 2.1%

Costco Wholesale Corp.	36	10

Target Corp.	13,835	1,286

Walmart, Inc.	19,535	2,220
		3,516

Retail – Discretionary – 6.1%

Amazon.com, Inc. *	2,932	5,716

AutoZone, Inc. *	1,113	942

Best Buy Co., Inc.	17,595	1,003

eBay, Inc.	36,148	1,087

Home Depot (The), Inc.	4,537	847

Lowe’s Cos., Inc.	5,315	457
		10,052

Semiconductors – 4.5%

Applied Materials, Inc.	30,067	1,378

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Semiconductors – 4.5% – continued

Intel Corp.	53,984	$2,922

KLA Corp.	3,739	537

Lam Research Corp.	5,609	1,346

Texas Instruments, Inc.	11,956	1,195
		7,378

Software – 8.7%

Adobe, Inc. (NASDAQ Exchange) *	412	131

Citrix Systems, Inc.	5,536	784

Electronic Arts, Inc. *	10,368	1,039

Intuit, Inc. (NASDAQ Exchange)	913	210

Microsoft Corp.	65,617	10,348

Oracle Corp.	38,630	1,867
		14,379

Specialty Finance – 2.5%

Ally Financial, Inc.	3,071	44

Capital One Financial Corp.	21,302	1,074

Mastercard, Inc., Class A	2,619	633

Navient Corp.	41,945	318

Visa, Inc., Class A	6,733	1,085

Western Union (The) Co.	48,902	886
		4,040

Technology Services – 4.1%

Accenture PLC, Class A	11,412	1,863

Amdocs Ltd.	18,598	1,022

Booz Allen Hamilton Holding Corp.	5,249	360

CDW Corp.	1,241	116

Cognizant Technology Solutions Corp.,

Class A	5,453	254

International Business Machines Corp.	16,465	1,827

Leidos Holdings, Inc.	13,686	1,254
		6,696

Telecom – 2.7%

AT&T, Inc.	86,641	2,525

Verizon Communications, Inc.	36,529	1,963
		4,488

Transportation & Logistics – 0.2%

Landstar System, Inc.	3,042	292

Transportation Equipment – 0.7%

Cummins, Inc.	8,429	1,141

Utilities – 3.3%

AES Corp.	66,551	905

Ameren Corp.	15,156	1,104

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Utilities – 3.3% – continued

Edison International	954	$52

Entergy Corp.	189	18

Exelon Corp.	32,031	1,179

FirstEnergy Corp.	29,844	1,196

NRG Energy, Inc.	11,678	318

Public Service Enterprise Group, Inc.	16,010	719
		5,491
Total Common Stocks
(Cost $143,693)		163,055

INVESTMENT COMPANIES – 1.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (1) (2)	2,973,690	2,974
Total Investment Companies
(Cost $2,974)		2,974

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.28%, 7/16/20 (3) (4)	$345	$345
Total Short-Term Investments
(Cost $343)		345

Total Investments – 101.0%
(Cost $147,010)		166,374

Liabilities less Other Assets – (1.0%)		(1,679)
NET ASSETS – 100.0%		$164,695

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2020 is disclosed. (3) Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini S&P 500	11	$1,413	Long	6/20	$115

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	10.9%
Consumer Discretionary	9.5
Consumer Staples	7.5
Energy	3.1
Financials	10.5
Health Care	15.8
Industrials	7.8
Information Technology	26.2
Materials	2.0
Real Estate	3.3
Utilities	3.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$163,055	$–	$–	$163,055
Investment Companies	2,974	–	–	2,974
Short-Term Investments	–	345	–	345
Total Investments	$166,029	$345	$–	$166,374

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$115	$–	$–	$ 115

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9%

Aerospace & Defense – 1.3%

Arconic, Inc.	8,403	$135

Spirit AeroSystems Holdings, Inc., Class A	4,868	117

Textron, Inc.	7,178	191

United Technologies Corp.	1,435	135
		578

Apparel & Textile Products – 0.3%

Hanesbrands, Inc.	16,501	130

Automotive – 1.0%

Aptiv PLC	355	17

Gentex Corp.	11,305	251

Lear Corp.	2,075	169
		437

Banking – 8.6%

Bank of America Corp.	53,707	1,140

Citigroup, Inc.	17,624	742

JPMorgan Chase & Co.	10,142	913

M&T Bank Corp.	2,865	297

Popular, Inc.	5,820	204

US Bancorp	5,081	175

Wells Fargo & Co.	17,081	490
		3,961

Biotechnology & Pharmaceuticals – 6.8%

Allergan PLC	1,128	200

Biogen, Inc. *	2,030	642

Johnson & Johnson	6,646	872

Mylan N.V. *	1,823	27

Pfizer, Inc.	41,727	1,362
		3,103

Chemicals – 1.7%

Dow, Inc.	16,229	475

Eastman Chemical Co.	4,921	229

LyondellBasell Industries N.V., Class A	1,451	72
		776

Commercial Services – 0.4%

ManpowerGroup, Inc.	3,387	179

Construction Materials – 0.5%

Carlisle Cos., Inc.	1,982	248

Consumer Products – 5.1%

General Mills, Inc.	13,054	689

JM Smucker (The) Co.	1,843	205

Molson Coors Beverage Co., Class B	6,524	254

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% continued

Consumer Products – 5.1% continued

Procter & Gamble (The) Co.	6,369	$701

TreeHouse Foods, Inc. *	7,253	320

Tyson Foods, Inc., Class A	2,871	166
		2,335

Containers & Packaging – 0.6%

International Paper Co.	9,123	284

Distributors – Consumer Staples – 1.2%

Archer-Daniels-Midland Co.	12,128	427

Bunge Ltd.	3,543	145
		572

Electrical Equipment – 4.7%

A.O. Smith Corp.	7,670	290

Acuity Brands, Inc.	2,549	219

Amphenol Corp., Class A	3,069	224

Eaton Corp. PLC	7,866	611

General Electric Co.	12,628	100

Hubbell, Inc.	2,260	259

Johnson Controls International PLC	16,943	457
		2,160

Forest & Paper Products – 0.5%

Domtar Corp.	9,764	211

Gaming, Lodging & Restaurants – 0.4%

Hilton Grand Vacations, Inc. *	10,217	161

Hardware – 0.6%

Cisco Systems, Inc.	6,172	242

Garmin Ltd.	22	2

Hewlett Packard Enterprise Co.	1,317	13
		257

Health Care Facilities & Services – 2.5%

Anthem, Inc.	575	131

Cigna Corp.	823	146

CVS Health Corp.	1,250	74

Humana, Inc.	1,647	517

MEDNAX, Inc. *	2,818	33

Universal Health Services, Inc., Class B	2,617	259
		1,160

Home & Office Products – 2.0%

D.R. Horton, Inc. (New York Exchange)	439	15

Lennar Corp., Class A	5,229	200

NVR, Inc. *	79	203

PulteGroup, Inc.	7,896	176

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% continued

Home & Office Products – 2.0% continued

Toll Brothers, Inc.	6,005	$116

Whirlpool Corp.	2,160	185
		895

Industrial Services – 0.6%

MSC Industrial Direct Co., Inc., Class A	4,646	255

Institutional Financial Services – 3.5%

Bank of New York Mellon (The) Corp.	12,572	423

Goldman Sachs Group (The), Inc.	4,055	627

Jefferies Financial Group, Inc.	896	12

Morgan Stanley	16,313	555
		1,617

Insurance – 6.5%

Aflac, Inc.	7,910	271

Allstate (The) Corp.	3,522	323

Assured Guaranty Ltd.	7,127	184

Athene Holding Ltd., Class A*	5,562	138

Berkshire Hathaway, Inc., Class B*	4,387	802

Chubb Ltd.	38	4

Hartford Financial Services Group (The), Inc.	4,046	143

Loews Corp.	7,008	244

MetLife, Inc.	15,611	477

RenaissanceRe Holdings Ltd.	874	131

White Mountains Insurance Group Ltd.	288	262
		2,979

Iron & Steel – 1.1%

Reliance Steel & Aluminum Co.	2,985	262

Steel Dynamics, Inc.	11,759	265
		527

Machinery – 0.2%

Oshkosh Corp. (New York Exchange)	1,539	99

Media – 2.9%

AMC Networks, Inc., Class A*	789	19

Comcast Corp., Class A	24,176	831

Discovery, Inc., Class A*	12,461	242

ViacomCBS, Inc., Class B	9,946	140

Walt Disney (The) Co.	1,167	113
		1,345

Medical Equipment & Devices – 7.3%

Abbott Laboratories	9,399	742

Agilent Technologies, Inc.	5,640	404

Baxter International, Inc.	2,047	166

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% continued

Medical Equipment & Devices – 7.3% continued

Becton Dickinson and Co.	2,669	$613

Medtronic PLC	11,416	1,029

Thermo Fisher Scientific, Inc.	1,399	397
		3,351

Oil, Gas & Coal – 4.9%

Chevron Corp.	14,029	1,017

Devon Energy Corp.	15,595	108

Exxon Mobil Corp.	13,213	502

Helmerich & Payne, Inc.	7,425	116

HollyFrontier Corp.	8,041	197

National Oilwell Varco, Inc.	10,905	107

Patterson-UTI Energy, Inc.	14,417	34

Range Resources Corp.	76,050	173
		2,254

Passenger Transportation – 0.6%

Delta Air Lines, Inc.	923	26

Southwest Airlines Co.	6,376	227
		253

Real Estate Investment Trusts – 6.0%

Alexandria Real Estate Equities, Inc.	1,431	196

American Homes 4 Rent, Class A	8,540	198

Apple Hospitality REIT, Inc.	21,984	202

Cousins Properties, Inc.	2,396	70

Host Hotels & Resorts, Inc.	22,032	243

Kimco Realty Corp.	10,282	100

Life Storage, Inc.	2,961	280

National Retail Properties, Inc.	6,319	203

Prologis, Inc. (New York Exchange)	9,667	777

Spirit Realty Capital, Inc.	3,927	103

Vornado Realty Trust	5,668	205

Weingarten Realty Investors	11,073	160
		2,737

Retail – Consumer Staples – 4.9%

Casey’s General Stores, Inc.	1,019	135

Target Corp.	7,449	693

Walgreens Boots Alliance, Inc.	2,370	108

Walmart, Inc.	11,501	1,307
		2,243

Retail – Discretionary – 0.2%

Williams-Sonoma, Inc.	2,442	104

Semiconductors – 4.3%

Analog Devices, Inc.	876	79

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Semiconductors – 4.3% – continued

Applied Materials, Inc.	927	$42

Broadcom, Inc.	527	125

Intel Corp.	18,522	1,002

Lam Research Corp.	1,024	246

Maxim Integrated Products, Inc.	5,051	246

Microchip Technology, Inc.	529	36

Skyworks Solutions, Inc.	173	15

Teradyne, Inc.	3,015	163
		1,954

Specialty Finance – 3.1%

Ally Financial, Inc.	12,826	185

Capital One Financial Corp.	6,331	319

Jack Henry & Associates, Inc.	1,860	289

MGIC Investment Corp.	25,341	161

Santander Consumer U.S.A. Holdings, Inc.	12,352	172

SLM Corp.	23,691	170

Synchrony Financial	7,917	127
		1,423

Technology Services – 2.0%

Accenture PLC, Class A	734	120

Amdocs Ltd.	4,860	267

Cognizant Technology Solutions Corp., Class A	7,096	330

International Business Machines Corp.	1,130	125

Leidos Holdings, Inc.	57	5

Sabre Corp.	8,278	49
		896

Telecom – 4.2%

AT&T, Inc.	48,294	1,408

Verizon Communications, Inc.	9,891	531
		1,939

Transportation Equipment – 1.0%

Cummins, Inc.	3,259	441

PACCAR, Inc.	624	38
		479

Utilities – 6.4%

Avangrid, Inc.	3,093	135

Consolidated Edison, Inc.	3,624	283

Duke Energy Corp.	57	5

Evergy, Inc.	5,272	290

Exelon Corp.	10,607	390

IDACORP, Inc.	3,047	268

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Utilities – 6.4% – continued

National Fuel Gas Co.	4,001	$149

OGE Energy Corp.	7,871	242

Pinnacle West Capital Corp.	3,605	273

PPL Corp.	12,164	300

Public Service Enterprise Group, Inc.	7,572	340

Vistra Energy Corp.	15,791	252
		2,927
Total Common Stocks
(Cost $59,037)		44,829

INVESTMENT COMPANIES – 1.7%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (1) (2)	775,861	776
Total Investment Companies
(Cost $776)		776

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 1.47%, 7/16/20 (3) (4)	$150	$150
Total Short-Term Investments
(Cost $149)		150

Total Investments – 99.9%
(Cost $59,962)		45,755

Other Assets less Liabilities – 0.1%		31
NET ASSETS – 100.0%		$45,786

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2020 is disclosed.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini S&P 500	7	$899	Long	6/20	$41

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	7.3%
Consumer Discretionary	5.4
Consumer Staples	10.0
Energy	5.0
Financials	21.6
Health Care	17.0
Industrials	9.0
Information Technology	8.1
Materials	4.0
Real Estate	6.1
Utilities	6.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$44,829	$–	$–	$44,829
Investment Companies	776	–	–	776
Short-Term Investments	–	150	–	150
Total Investments	$45,605	$150	$–	$45,755

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$41	$ –	$–	$ 41

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3%

Aerospace & Defense – 1.6%

AAR Corp.	8,986	$160

Aerojet Rocketdyne Holdings, Inc. *	13,449	562

AeroVironment, Inc. *	4,672	285

American Outdoor Brands Corp. *	1,281	11

Astronics Corp. *	7,196	66

Astronics Corp., Class B *	3,668	33

Axon Enterprise, Inc. *	14,149	1,001

Barnes Group, Inc.	11,719	490

Ducommun, Inc. *	3,020	75

Kaman Corp.	7,253	279

Mercury Systems, Inc. *	11,395	813

Moog, Inc., Class A	8,066	408

Park Aerospace Corp.	2,878	36

Sturm Ruger & Co., Inc.	4,396	224

Woodward, Inc.	15,679	932
		5,375

Apparel & Textile Products – 0.7%

Crocs, Inc. *	19,643	334

Culp, Inc.	198	1

Deckers Outdoor Corp. *	5,634	755

Delta Apparel, Inc. *	8,338	87

Fossil Group, Inc. *	256	1

Movado Group, Inc.	3,450	41

Oxford Industries, Inc.	2,988	108

Steven Madden Ltd.	21,548	501

Superior Group of Cos., Inc.	7,572	64

Unifi, Inc. *	6,812	79

Weyco Group, Inc.	3,390	68

Wolverine World Wide, Inc.	26,380	401
		2,440

Asset Management – 1.0%

Altisource Asset Management Corp. *	3,068	42

Ares Management Corp., Class A	12,316	381

Artisan Partners Asset Management, Inc., Class A	10,372	223

Associated Capital Group, Inc., Class A	439	14

B. Riley Financial, Inc.	1,815	33

Bain Capital Specialty Finance, Inc.	5,963	55

Blucora, Inc. *	9,893	119

Boston Private Financial Holdings, Inc.	16,238	116

Brightsphere Investment Group, Inc.	8,797	56

Cohen & Steers, Inc.	5,862	266

Diamond Hill Investment Group, Inc.	996	90

Federated Hermes, Inc.	19,158	365

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Asset Management – 1.0% – continued

GAMCO Investors, Inc., Class A	426	$5

Hamilton Lane, Inc., Class A	4,301	238

Kennedy-Wilson Holdings, Inc.	21,582	290

Pzena Investment Management, Inc., Class A	4,695	21

Rafael Holdings, Inc., Class B *	5,572	71

Safeguard Scientifics, Inc.	826	5

Siebert Financial Corp. *	919	7

Stifel Financial Corp.	15,610	644

StoneCastle Financial Corp.	3,763	61

Virtus Investment Partners, Inc.	2,396	182

Waddell & Reed Financial, Inc., Class A	2,563	29

Westwood Holdings Group, Inc.	496	9
		3,322

Automotive – 0.6%

Adient PLC *	18,278	166

Cooper Tire & Rubber Co.	10,177	166

Dana, Inc.	37,076	290

Dorman Products, Inc. *	9,792	541

Gentherm, Inc. *	6,737	212

Methode Electronics, Inc.	7,612	201

Miller Industries, Inc.	8,736	247

Modine Manufacturing Co. *	2,602	8

Standard Motor Products, Inc.	7,171	298
		2,129

Banking – 9.3%

1st Source Corp.	5,648	183

Allegiance Bancshares, Inc.	4,238	102

American National Bankshares, Inc.	2,737	65

Ameris Bancorp	13,213	314

Ames National Corp.	2,634	54

Arrow Financial Corp.	8,328	232

Atlantic Union Bankshares Corp.	17,052	373

Axos Financial, Inc. *	14,655	266

Banc of California, Inc.	15,099	121

BancFirst Corp.	7,371	246

Banco Latinoamericano de Comercio Exterior S.A., Class E	8,161	84

Bancorp (The), Inc. *	800	5

BancorpSouth Bank	22,477	425

Bank of Hawaii Corp.	9,770	540

Bank of Marin Bancorp	8,033	241

Bank of NT Butterfield & Son (The) Ltd.	11,437	195

Bank of South Carolina Corp.	1,064	16

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Banking – 9.3% – continued

BankFinancial Corp.	1,816	$16

Bankwell Financial Group, Inc.	1,074	16

Banner Corp.	2,668	88

Bar Harbor Bankshares	4,427	76

BCB Bancorp, Inc.	508	5

Berkshire Bancorp, Inc. *	121	1

Bridge Bancorp, Inc.	3,964	84

Brookline Bancorp, Inc.	21,975	248

Bryn Mawr Bank Corp.	5,131	146

Burke & Herbert Bank & Trust Co.	20	39

C&F Financial Corp.	474	19

Cadence BanCorp	25,450	167

California First National Bancorp	1,583	21

Cambridge Bancorp	775	40

Camden National Corp.	4,144	130

Capital City Bank Group, Inc.	4,201	85

Capitol Federal Financial, Inc.	31,441	365

Capstar Financial Holdings, Inc.	8,002	79

Carolina Financial Corp.	5,594	145

Cathay General Bancorp	18,672	429

CenterState Bank Corp.	24,621	424

Central Pacific Financial Corp.	4,781	76

Century Bancorp, Inc., Class A	4,915	306

Citizens & Northern Corp.	774	15

City Holding Co.	5,879	391

Columbia Banking System, Inc.	13,961	374

Commercial National Financial Corp.	121	2

Community Bank System, Inc.	14,430	848

Community Trust Bancorp, Inc.	5,938	189

ConnectOne Bancorp, Inc.	5,241	70

Customers Bancorp, Inc. *	679	7

CVB Financial Corp.	24,631	494

Dime Community Bancshares, Inc.	7,543	103

Eagle Bancorp, Inc.	7,087	214

Eagle Financial Services, Inc.	100	2

Enterprise Bancorp, Inc.	2,124	57

Enterprise Financial Services Corp.	4,224	118

ESSA Bancorp, Inc.	10,035	137

Financial Institutions, Inc.	7,954	144

First Bancorp	8,106	187

First BanCorp (New York Exchange)	43,395	231

First Bancorp, Inc.	3,085	68

First Bancshares (The), Inc.	5,170	99

First Busey Corp.	10,816	185

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Banking – 9.3% – continued

First Commonwealth Financial Corp.	20,739	$190

First Community Bankshares, Inc.	4,797	112

First Defiance Financial Corp.	14,175	209

First Financial Bancorp	16,232	242

First Financial Bankshares, Inc.	26,288	706

First Financial Corp.	5,431	183

First Financial Northwest, Inc.	699	7

First Foundation, Inc.	5,580	57

First Internet Bancorp	5,701	94

First Interstate BancSystem, Inc., Class A	7,064	204

First Merchants Corp.	9,052	240

First Mid Bancshares, Inc.	37	1

First Midwest Bancorp, Inc.	18,035	239

First Northwest Bancorp	521	6

First of Long Island (The) Corp.	12,103	210

Flagstar Bancorp, Inc.	4,243	84

Flushing Financial Corp.	4,639	62

FS Bancorp, Inc.	116	4

Fulton Financial Corp.	41,144	473

German American Bancorp, Inc.	576	16

Glacier Bancorp, Inc.	17,519	596

Great Southern Bancorp, Inc.	5,387	218

Great Western Bancorp, Inc.	11,548	236

Guaranty Federal Bancshares, Inc.	3,967	59

Hancock Whitney Corp.	18,085	353

Hanmi Financial Corp.	9,715	105

Hawthorn Bancshares, Inc.	1,318	24

Heartland Financial U.S.A., Inc.	6,212	188

Heritage Financial Corp.	4,601	92

Hilltop Holdings, Inc.	17,507	265

Hingham Institution for Savings	65	9

Home Bancorp, Inc.	3,226	79

Home BancShares, Inc.	36,323	436

Home Federal Bancorp, Inc.	2,692	63

HomeStreet, Inc.	4,492	100

HomeTrust Bancshares, Inc.	1,363	22

Hope Bancorp, Inc.	23,569	194

IBERIABANK Corp.	10,558	382

Independent Bank Corp.	9,687	624

Independent Bank Corp. (Berlin Exchange)	4,671	60

Independent Bank Group, Inc.	7,373	175

International Bancshares Corp.	9,491	255

Investors Bancorp, Inc.	94,390	754

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Banking – 9.3% – continued

Kearny Financial Corp.	30,155	$259

Kentucky First Federal Bancorp	724	4

Lake Shore Bancorp, Inc.	300	3

Lakeland Bancorp, Inc.	7,923	86

Lakeland Financial Corp.	5,087	187

Landmark Bancorp, Inc.	5,905	120

Malvern Bancorp, Inc. (1)*	9	–

Mercantile Bank Corp.	5,494	116

Meridian Bancorp, Inc.	15,434	173

Meta Financial Group, Inc.	12,012	261

Metropolitan Bank Holding Corp. *	200	5

Midland States Bancorp, Inc.	4,363	76

MidWestOne Financial Group, Inc.	564	12

MSB Financial Corp.	2,473	30

MutualFirst Financial, Inc.	775	22

NASB Financial, Inc.	4,183	166

National Bank Holdings Corp., Class A	8,229	197

National Bankshares, Inc.	1,845	59

NBT Bancorp, Inc.	9,684	314

Nicolet Bankshares, Inc. *	1,955	107

Northeast Community Bancorp, Inc.	897	7

Northfield Bancorp, Inc.	15,454	173

Northrim BanCorp, Inc.	3,099	84

Northwest Bancshares, Inc.	16,907	196

NorthWest Indiana Bancorp	700	22

Norwood Financial Corp.	2,979	80

OceanFirst Financial Corp.	6,125	97

OFG Bancorp	7,301	82

Ohio Valley Banc Corp.	757	23

Old National Bancorp	38,542	508

Old Second Bancorp, Inc.	11,048	76

Opus Bank	112	2

Origin Bancorp, Inc.	3,323	67

Pacific Premier Bancorp, Inc.	12,380	233

Park National Corp.	2,211	172

Peapack Gladstone Financial Corp.	4,476	80

Penns Woods Bancorp, Inc.	150	4

Peoples Bancorp, Inc.	4,440	98

Peoples Financial Corp.	236	2

Peoples Financial Services Corp.	420	17

People’s United Financial, Inc.	5,370	59

People’s Utah Bancorp	1,784	35

Preferred Bank	2,643	89

Premier Financial Bancorp, Inc.	2,585	32

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Banking – 9.3% – continued

Provident Bancorp, Inc. (1)*	18	$–

Provident Financial Services, Inc.	15,166	195

Prudential Bancorp, Inc.	1,050	16

QCR Holdings, Inc.	7,401	200

Renasant Corp.	9,344	204

Republic Bancorp, Inc., Class A	4,346	144

Republic First Bancorp, Inc. *	24,908	55

S&T Bancorp, Inc.	14,724	402

Sandy Spring Bancorp, Inc.	7,956	180

Seacoast Banking Corp. of Florida *	10,462	192

ServisFirst Bancshares, Inc.	10,472	307

Severn Bancorp, Inc.	1,292	8

Shore Bancshares, Inc.	691	7

Sierra Bancorp	823	14

Simmons First National Corp., Class A	14,688	270

South State Corp.	6,458	379

Southern BancShares NC, Inc.	5	16

Southern National Bancorp of Virginia, Inc.	669	7

Southside Bancshares, Inc.	7,651	233

Standard AVB Financial Corp.	947	20

Stock Yards Bancorp, Inc.	8,763	254

Texas Capital Bancshares, Inc. *	9,635	214

Tompkins Financial Corp.	4,353	313

Towne Bank	10,814	196

TriCo Bancshares	6,273	187

Triumph Bancorp, Inc. *	3,812	99

TrustCo Bank Corp. NY	9,449	51

Trustmark Corp.	15,591	363

UMB Financial Corp.	11,108	515

United Bancorp, Inc.	498	5

United Bankshares, Inc.	22,867	528

United Community Banks, Inc.	12,420	227

Univest Financial Corp.	7,404	121

Valley National Bancorp	88,551	647

Veritex Holdings, Inc.	10,557	147

Virginia National Bankshares Corp.	105	3

Washington Federal, Inc.	22,065	573

Washington Trust Bancorp, Inc.	3,427	125

Waterstone Financial, Inc.	3,933	57

Wellesley Bank	282	8

WesBanco, Inc.	15,170	360

West Bancorporation, Inc.	2,940	48

Westamerica Bancorporation	5,911	347

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Banking – 9.3% – continued

Western New England Bancorp, Inc.	4,295	$29

WSFS Financial Corp.	16,968	423

		32,154

Biotechnology & Pharmaceuticals – 7.6%

ACADIA Pharmaceuticals, Inc. *	24,460	1,033

Acceleron Pharma, Inc. *	10,459	940

AcelRx Pharmaceuticals, Inc. *	47,888	56

Adamas Pharmaceuticals, Inc. *	7,666	22

ADMA Biologics, Inc. *	23,459	68

Adverum Biotechnologies, Inc. *	12,962	127

Aerie Pharmaceuticals, Inc. *	2,639	36

Agenus, Inc. *	25,902	63

Agios Pharmaceuticals, Inc. *	3,263	116

Akebia Therapeutics, Inc. *	31,082	236

Akorn, Inc. *	15,028	8

Albireo Pharma, Inc. *	2,860	47

Alector, Inc. *	7,038	170

AMAG Pharmaceuticals, Inc. *	10,016	62

Amicus Therapeutics, Inc. *	61,767	571

Amphastar Pharmaceuticals, Inc. *	13,418	199

AnaptysBio, Inc. *	5,669	80

Anavex Life Sciences Corp. *	16,225	51

ANI Pharmaceuticals, Inc. *	3,733	152

Anika Therapeutics, Inc. *	5,829	168

Anixa Biosciences, Inc. *	3,567	6

Apellis Pharmaceuticals, Inc. *	990	26

Arcus Biosciences, Inc. *	5,278	73

Ardelyx, Inc. *	9,775	56

Arena Pharmaceuticals, Inc. *	12,102	508

Arrowhead Pharmaceuticals, Inc. *	22,481	647

Arvinas, Inc. *	5,083	205

Assembly Biosciences, Inc. *	7,322	109

Atara Biotherapeutics, Inc. *	12,414	106

Athersys, Inc. *	31,400	94

Avid Bioservices, Inc. *	13,586	69

Avrobio, Inc. *	4,985	78

Axsome Therapeutics, Inc. *	4,790	282

Baudax Bio, Inc. *	5,890	15

Beyondspring, Inc. *	5,083	65

BioCryst Pharmaceuticals, Inc. *	17,887	36

BioDelivery Sciences International, Inc. *	2,711	10

BioSpecifics Technologies Corp. *	6,675	378

Bioxcel Therapeutics, Inc. *	10,264	229

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Biotechnology & Pharmaceuticals – 7.6% – continued

Blueprint Medicines Corp. *	11,828	$692

Bridgebio Pharma, Inc. *	4,692	136

Calithera Biosciences, Inc. *	16,812	75

Cara Therapeutics, Inc. *	10,964	145

Catabasis Pharmaceuticals, Inc. *	13,684	57

Catalyst Biosciences, Inc. *	29,017	127

Catalyst Pharmaceuticals, Inc. *	26,000	100

CEL-SCI Corp. *	5,376	62

Champions Oncology, Inc. *	1,729	13

Chiasma, Inc. *	14,154	52

China Biologic Products Holdings, Inc. *	6,880	743

Clovis Oncology, Inc. *	12,121	77

Coherus Biosciences, Inc. *	13,286	215

Collegium Pharmaceutical, Inc. *	8,803	144

Concert Pharmaceuticals, Inc. *	9,194	81

Corbus Pharmaceuticals Holdings, Inc. *	14,270	75

Corcept Therapeutics, Inc. *	21,427	255

CorMedix, Inc. *	3,231	12

Crinetics Pharmaceuticals, Inc. *	5,083	75

Cumberland Pharmaceuticals, Inc. *	232	1

Cytokinetics, Inc. *	19,623	231

CytomX Therapeutics, Inc. *	10,948	84

Deciphera Pharmaceuticals, Inc. *	4,055	167

Dicerna Pharmaceuticals, Inc. *	14,753	271

Dynavax Technologies Corp. *	20,038	71

Eagle Pharmaceuticals, Inc. *	4,037	186

Eidos Therapeutics, Inc. *	4,692	230

Eiger BioPharmaceuticals, Inc. *	11,162	76

Emergent BioSolutions, Inc. *	11,063	640

Enanta Pharmaceuticals, Inc. *	7,525	387

Endo International PLC *	51,699	191

Epizyme, Inc. *	591	9

Evolus, Inc. *	5,258	22

Fate Therapeutics, Inc. *	12,626	280

FibroGen, Inc. *	18,767	652

Flexion Therapeutics, Inc. *	10,251	81

Forty Seven, Inc. *	5,376	513

G1 Therapeutics, Inc. *	8,113	89

Galmed Pharmaceuticals Ltd. *	209	1

Gossamer Bio, Inc. *	8,602	87

Gritstone Oncology, Inc. *	5,963	35

Halozyme Therapeutics, Inc. *	1,303	23

Heska Corp. *	5,188	287

Homology Medicines, Inc. *	2,763	43

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Biotechnology & Pharmaceuticals – 7.6% – continued

ImmuCell Corp. *	2,554	$10

ImmunoGen, Inc. *	34,998	119

Innoviva, Inc. *	20,843	245

Intellia Therapeutics, Inc. *	9,384	115

Intercept Pharmaceuticals, Inc. *	6,158	388

Intersect ENT,Inc. *	12,478	148

Intra-Cellular Therapies, Inc. *	7,429	114

Iovance Biotherapeutics, Inc. *	3,049	91

Ironwood Pharmaceuticals, Inc. *	37,044	374

Kadmon Holdings, Inc. *	31,375	131

KalVista Pharmaceuticals, Inc. *	7,407	57

Karyopharm Therapeutics, Inc. *	6,596	127

Kindred Biosciences, Inc. *	8,960	36

Krystal Biotech, Inc. *	4,594	199

Kura Oncology, Inc. *	8,666	86

La Jolla Pharmaceutical Co. *	7,791	33

Lannett Co., Inc. *	17,466	121

Ligand Pharmaceuticals, Inc. *	9,961	724

MacroGenics, Inc. *	11,557	67

MediciNova, Inc. *	14,470	54

MeiraGTx Holdings PLC *	4,203	56

Merrimack Pharmaceuticals, Inc.	21,150	45

Minerva Neurosciences, Inc. *	2,584	16

Mirati Therapeutics, Inc. *	262	20

Momenta Pharmaceuticals, Inc. *	21,755	592

MyoKardia, Inc. *	9,286	435

Natural Alternatives International, Inc. *	729	5

Nature’s Sunshine Products, Inc. *	6,710	55

Ocular Therapeutix, Inc. *	395	2

Odonate Therapeutics, Inc. *	1,721	47

Omeros Corp. *	16,526	221

Opiant Pharmaceuticals, Inc. *	8,070	77

Optinose, Inc. *	249	1

Oramed Pharmaceuticals, Inc. *	471	1

Pacira BioSciences, Inc. *	9,581	321

PDL BioPharma, Inc. *	25,455	72

Pfenex, Inc. *	7,233	64

Portola Pharmaceuticals, Inc. *	700	5

Precigen, Inc. *	16,616	56

Prestige Consumer Healthcare, Inc. *	10,742	394

Principia Biopharma, Inc. *	3,226	192

Progenics Pharmaceuticals, Inc. *	10,459	40

ProPhase Labs, Inc.	15,179	29

ProQR Therapeutics N.V. *	154	1

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Biotechnology & Pharmaceuticals – 7.6% – continued

Protagonist Therapeutics, Inc. *	9,482	$67

Prothena Corp. PLC *	9,677	103

PTC Therapeutics, Inc. *	10,731	479

Radius Health, Inc. *	10,361	135

Recro Pharma, Inc. *	14,492	118

Retrophin, Inc. *	9,958	145

Revance Therapeutics, Inc. *	12,001	178

Rhythm Pharmaceuticals, Inc. *	4,657	71

Rigel Pharmaceuticals, Inc. *	40,561	63

Rocket Pharmaceuticals, Inc. *	4,631	65

Rubius Therapeutics, Inc. *	8,113	36

Sinovac Biotech Ltd. (2)*	1,587	5

Solid Biosciences, Inc. (1)*	61	–

Sorrento Therapeutics, Inc. *	30,301	56

Spectrum Pharmaceuticals, Inc. *	23,166	54

Stemline Therapeutics, Inc. *	15,982	77

Supernus Pharmaceuticals, Inc. *	10,436	188

Syndax Pharmaceuticals, Inc. *	4,790	52

TG Therapeutics, Inc. *	15,843	156

Theravance Biopharma, Inc. *	6,107	141

TransMedics Group, Inc. *	4,203	51

Twist Bioscience Corp. *	3,910	120

Ultragenyx Pharmaceutical, Inc. *	13,097	582

uniQure N.V. *	7,688	365

UroGen Pharma Ltd. *	4,542	81

USANA Health Sciences, Inc. *	6,793	392

Vanda Pharmaceuticals, Inc. *	17,517	181

Viking Therapeutics, Inc. *	17,548	82

Voyager Therapeutics, Inc. *	9,194	84

WaVe Life Sciences Ltd. *	5,594	52

XBiotech, Inc. *	3,031	32

Xencor, Inc. *	11,415	341

Xenon Pharmaceuticals, Inc. *	18,296	207

Y-mAbs Therapeutics, Inc. *	4,594	120

ZIOPHARM Oncology, Inc. *	37,142	91

Zynerba Pharmaceuticals, Inc. *	15,278	58

		26,004

Chemicals – 2.0%

American Vanguard Corp.	4,206	61

Balchem Corp.	8,106	800

Codexis, Inc. *	7,179	80

Element Solutions, Inc. *	35,178	294

Ferro Corp. *	15,970	149

H.B. Fuller Co.	13,467	376

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Chemicals – 2.0% – continued

Hawkins, Inc.	5,689	$202

Haynes International, Inc.	5,954	123

Ingevity Corp. *	9,465	333

Innospec, Inc.	6,141	427

Koppers Holdings, Inc. *	11,564	143

Kraton Corp. *	8,729	71

Kronos Worldwide, Inc.	700	6

LSB Industries, Inc. (1)*	19	–

Lydall, Inc. *	148	1

Materion Corp.	8,570	300

Minerals Technologies, Inc.	7,609	276

Oil-Dri Corp. of America	3,252	109

OMNOVA Solutions, Inc. *	1,708	17

Quaker Chemical Corp.	4,423	559

Rogers Corp. *	3,470	328

Sensient Technologies Corp.	12,491	543

Stepan Co.	4,315	382

WD-40 Co.	5,848	1,175

		6,755

Commercial Services – 3.0%

ABM Industries, Inc.	14,764	360

AMN Healthcare Services, Inc. *	11,531	667

ASGN, Inc. *	13,740	485

Barrett Business Services, Inc.	3,994	158

Brady Corp., Class A	12,656	571

Brink’s (The) Co.	14,074	733

CBIZ, Inc. *	19,952	417

Cimpress PLC *	4,574	243

Collectors Universe, Inc.	10,032	157

Computer Task Group, Inc. (1)*	140	–

CorVel Corp. *	7,247	395

CRA International, Inc.	9,684	324

Cross Country Healthcare, Inc. *	16,627	112

Deluxe Corp.	7,736	201

Emerald Holding, Inc.	11,828	31

Ennis, Inc.	5,018	94

Forrester Research, Inc. *	4,636	135

Franklin Covey Co. *	1,007	16

FTI Consulting, Inc. *	11,138	1,334

GP Strategies Corp. *	1,059	7

Hackett Group (The), Inc.	10,514	134

Healthcare Services Group, Inc.	16,406	392

HMS Holdings Corp. *	20,665	522

Huron Consulting Group, Inc. *	5,128	233

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Commercial Services – 3.0% – continued

Information Services Group, Inc. *	11,200	$29

Insperity, Inc.	1,074	40

Kelly Services, Inc., Class A	5,192	66

Kforce, Inc.	12,406	317

Korn Ferry	13,469	328

National Research Corp.	7,068	321

NV5 Global, Inc. *	4,167	172

Quad/Graphics, Inc.	254	1

R.R. Donnelley & Sons Co. (1)	1	–

R1 RCM, Inc. *	10,068	91

Resources Connection, Inc.	8,241	90

SP Plus Corp. *	4,759	99

TrueBlue, Inc. *	10,422	133

UniFirst Corp.	4,059	613

Vectrus, Inc. *	7,628	316

Viad Corp.	4,793	102

Where Food Comes From, Inc. *	1,100	2

		10,441

Construction Materials – 1.2%

Advanced Drainage Systems, Inc.	8,946	263

Apogee Enterprises, Inc.	7,342	153

Boise Cascade Co.	6,487	154

Louisiana-Pacific Corp.	37,959	652

Simpson Manufacturing Co., Inc.	11,298	700

Summit Materials, Inc., Class A *	16,296	245

Trex Co., Inc. *	14,684	1,177

United States Lime & Minerals, Inc. *	4,048	299

Universal Forest Products, Inc.	9,546	355

US Concrete, Inc. *	3,357	61

		4,059

Consumer Products – 2.7%

Adecoagro S.A. *	1,368	5

Alico, Inc.	1,035	32

B&G Foods, Inc.	9,563	173

Boston Beer (The) Co., Inc., Class A *	1,891	695

Bridgford Foods Corp. *	438	10

Cal-Maine Foods, Inc.	6,115	269

Central Garden & Pet Co. *	200	6

Central Garden & Pet Co., Class A *	4,186	107

Coca-Cola Consolidated, Inc.	1,674	349

Craft Brew Alliance, Inc. *	7,141	106

Darling Ingredients, Inc. *	27,609	529

Edgewell Personal Care Co. *	10,068	242

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Consumer Products – 2.7% – continued

Energizer Holdings, Inc.	11,437	$346

Farmer Brothers Co. *	6,738	47

Fresh Del Monte Produce, Inc.	4,530	125

Hain Celestial Group (The), Inc. *	18,986	493

Helen of Troy Ltd. *	7,248	1,044

Hostess Brands, Inc. *	18,767	200

Inter Parfums, Inc.	5,100	236

J&J Snack Foods Corp.	4,279	518

John B. Sanfilippo & Son, Inc.	2,442	218

Lancaster Colony Corp.	4,099	593

Landec Corp. *	3,215	28

Nathan’s Famous, Inc.	1,583	97

National Beverage Corp. *	13,737	586

Phibro Animal Health Corp., Class A	10,067	243

Quanex Building Products Corp.	10,035	101

Sanderson Farms, Inc.	5,980	738

Seneca Foods Corp., Class A *	4,035	161

Simply Good Foods (The) Co. *	7,722	149

Spectrum Brands Holdings, Inc.	6,355	231

Tejon Ranch Co. *	410	6

Tootsie Roll Industries, Inc.	13,444	483

United-Guardian, Inc.	502	7

Universal Corp.	3,817	169

Vector Group Ltd.	9,762	92

		9,434

Consumer Services – 1.1%

Aaron’s, Inc.	16,665	380

Adtalem Global Education, Inc. *	16,345	438

American Public Education, Inc. *	5,605	134

Chegg, Inc. *	22,017	788

Graham Holdings Co., Class B	582	199

K12, Inc. *	9,018	170

Laureate Education, Inc., Class A *	19,744	207

Medifast, Inc.	501	31

Perdoceo Education Corp. *	13,747	148

Regis Corp. *	9,495	56

Rent-A-Center, Inc.	10,216	144

Rosetta Stone, Inc. *	9,558	134

Strategic Education, Inc.	6,931	969

		3,798

Containers & Packaging – 0.3%

Greif, Inc., Class A	8,037	250

Matthews International Corp., Class A	5,624	136

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Containers & Packaging – 0.3% – continued

Myers Industries, Inc.	3,834	$41

O-I Glass, Inc.	30,887	219

TriMas Corp. *	13,101	303

UFP Technologies, Inc. *	5,189	198

		1,147

Design, Manufacturing & Distribution – 1.0%

Benchmark Electronics, Inc.	12,004	240

Fabrinet *	8,640	472

Plexus Corp. *	7,989	436

Sanmina Corp. *	19,074	520

SYNNEX Corp.	9,605	702

Tech Data Corp. *	8,546	1,118

		3,488

Distributors – Consumer Staples – 0.3%

Andersons (The), Inc.	9,210	172

Calavo Growers, Inc.	3,970	229

Core-Mark Holding Co., Inc.	7,272	208

Performance Food Group Co. *	23,736	587

		1,196

Distributors – Discretionary – 0.3%

ePlus, Inc. *	8,183	512

G-III Apparel Group Ltd. *	8,640	67

PC Connection, Inc.	8,728	360

ScanSource, Inc. *	7,654	164

Wayside Technology Group, Inc.	1,659	21

		1,124

Electrical Equipment – 2.6%

AAON, Inc.	23,693	1,145

Advanced Energy Industries, Inc. *	9,674	469

Alarm.com Holdings, Inc. *	6,764	263

Argan, Inc.	4,313	149

Badger Meter, Inc.	10,089	541

Belden, Inc.	10,051	363

Chase Corp.	489	40

CompX International, Inc. (1)	1	–

CyberOptics Corp. *	2,409	41

ENGlobal Corp. *	6,300	5

Espey Manufacturing & Electronics Corp.	7,034	128

FARO Technologies, Inc. *	4,816	214

Generac Holdings, Inc. *	17,526	1,633

Houston Wire & Cable Co. (1)*	139	–

IntriCon Corp. *	4,924	58

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Electrical Equipment – 2.6% continued

Itron, Inc. *	11,010	$615

KEMET Corp.	6,634	160

Kimball Electronics, Inc. *	10,790	118

Mesa Laboratories, Inc.	1,810	409

NL Industries, Inc. (1)	100	—

Novanta, Inc. *	13,417	1,072

OSI Systems, Inc. *	6,934	478

Powell Industries, Inc.	4,874	125

Preformed Line Products Co.	2,096	105

SPX Corp. *	4,203	137

Stoneridge, Inc. *	1,038	17

Transcat, Inc. *	83	2

Watts Water Technologies, Inc., Class A	7,467	632
		8,919

Engineering & Construction Services – 1.8%

Aegion Corp. *	14,552	261

Arcosa, Inc.	10,752	427

Comfort Systems U.S.A., Inc.	7,250	265

Dycom Industries, Inc. *	7,362	189

EMCOR Group, Inc.	11,908	730

Exponent, Inc.	29,382	2,113

Granite Construction, Inc.	10,446	159

Great Lakes Dredge & Dock Corp. *	4,346	36

IES Holdings, Inc. *	1,525	27

Installed Building Products, Inc. *	6,709	267

Kratos Defense & Security Solutions, Inc. *	382	5

MasTec, Inc. *	17,462	571

Mistras Group, Inc. *	1,067	5

MYR Group, Inc. *	7,179	188

Primoris Services Corp.	7,525	120

TopBuild Corp. *	9,864	707

VSE Corp.	3,196	52
		6,122

Forest & Paper Products – 0.3%

Domtar Corp.	6,371	138

Mercer International, Inc.	9,762	71

Neenah, Inc.	6,666	288

P.H. Glatfelter Co.	8,358	102

Resolute Forest Products, Inc. *	22,353	28

Schweitzer-Mauduit International, Inc.	9,721	270
		897

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Gaming, Lodging & Restaurants – 2.1%

Arcos Dorados Holdings, Inc., Class A	43,133	$144

BBQ Holdings, Inc. (1)*	174	—

Biglari Holdings, Inc., Class B *	27	1

BJ’s Restaurants, Inc.	5,540	77

Bloomin’ Brands, Inc.	23,341	167

Boyd Gaming Corp.	20,446	295

Cannae Holdings, Inc. *	14,075	471

Cheesecake Factory (The), Inc.	12,584	215

Churchill Downs, Inc.	10,027	1,032

Chuy’s Holdings, Inc. *	582	6

Cracker Barrel Old Country Store, Inc.	4,842	403

Dave & Buster’s Entertainment, Inc.	6,305	82

Denny’s Corp. *	23,570	181

Dine Brands Global, Inc.	2,331	67

El Pollo Loco Holdings, Inc. (1)*	15	—

Eldorado Resorts, Inc. *	8,314	120

Everi Holdings, Inc. *	4,104	14

Fiesta Restaurant Group, Inc. *	1,356	5

Flanigan’s Enterprises, Inc. *	3,127	36

Golden Entertainment, Inc. *	1,711	11

Hilton Grand Vacations, Inc. *	18,669	294

International Game Technology PLC	20,429	122

Jack in the Box, Inc.	14,307	501

Marriott Vacations Worldwide Corp.	9,212	512

Monarch Casino & Resort, Inc. *	947	27

Papa John’s International, Inc.	7,807	417

Penn National Gaming, Inc. *	17,826	226

Playa Hotels & Resorts N.V. *	14,173	25

Red Lion Hotels Corp. *	1,115	2

Red Robin Gourmet Burgers, Inc. *	5,572	47

Red Rock Resorts, Inc., Class A	711	6

Ruth’s Hospitality Group, Inc.	9,703	65

Scientific Games Corp. *	8,943	87

Shake Shack, Inc., Class A *	5,127	194

St. Joe (The) Co. *	13,251	222

Texas Roadhouse, Inc.	17,863	738

Wingstop, Inc.	5,977	476
		7,288

Hardware – 2.2%

Acacia Communications, Inc. *	5,572	374

Anterix, Inc. *	5,088	232

AstroNova, Inc.	4,373	34

Aware, Inc. *	683	2

BK Technologies Corp.	1,835	3

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Hardware – 2.2% continued

Ciena Corp. *	28,726	$1,144

Clearfield, Inc. *	4,922	58

Comtech Telecommunications Corp.	7,535	100

Cubic Corp.	6,925	286

Daktronics, Inc.	2,559	13

Digimarc Corp. *	4,009	52

Extreme Networks, Inc. *	284	1

Harmonic, Inc. *	551	3

Infinera Corp. *	565	3

InterDigital, Inc.	8,828	394

Knowles Corp. *	21,149	283

Lumentum Holdings, Inc. *	17,837	1,315

NETGEAR, Inc. *	7,795	178

NetScout Systems, Inc. *	15,472	366

PAR Technology Corp. *	3,813	49

PC-Tel, Inc. *	1,266	8

Plantronics, Inc.	7,317	74

Radware Ltd. *	7,903	166

Silicom Ltd. *	3,714	100

Stratasys Ltd. *	11,011	176

Super Micro Computer, Inc. *	10,483	223

TESSCO Technologies, Inc.	10,757	53

TTM Technologies, Inc. *	13,513	140

Universal Electronics, Inc. *	3,937	151

UTStarcom Holdings Corp. (1)*	1	—

ViaSat, Inc. *	9,993	359

Viavi Solutions, Inc. *	56,632	635

Vishay Precision Group, Inc. *	7,298	147

Vocera Communications, Inc. *	15,662	333

VOXX International Corp. *	1,469	4
		7,459

Health Care Facilities & Services – 3.8%

Acadia Healthcare Co., Inc. *	18,278	335

Addus HomeCare Corp. *	6,308	426

Amedisys, Inc. *	10,101	1,854

Apollo Medical Holdings, Inc. *	8,081	104

Brookdale Senior Living, Inc. *	42,473	133

Capital Senior Living Corp. (1)*	526	—

Catasys, Inc. *	5,963	91

Cellular Biomedicine Group, Inc. *	2,835	45

Community Health Systems, Inc. *	11,241	38

Covetrus, Inc. *	20,135	164

Cryo-Cell International, Inc. *	750	5

Ensign Group (The), Inc.	13,719	516

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Health Care Facilities & Services – 3.8% continued

Five Star Senior Living, Inc. *	3,367	$9

Global Cord Blood Corp. *	6,447	21

Hanger, Inc. *	7,275	113

HealthEquity, Inc. *	15,982	809

Independence Holding Co.	2,714	69

Invitae Corp. *	20,941	286

Joint (The) Corp. *	7,233	78

LHC Group, Inc. *	8,147	1,142

Magellan Health, Inc. *	6,982	336

MedCath Corp. (3)*	7,953	—

Medpace Holdings, Inc. *	4,439	326

National HealthCare Corp.	3,326	239

NeoGenomics, Inc. *	23,897	660

OPKO Health, Inc. *	83,955	112

Option Care Health, Inc. *	99	1

Owens & Minor, Inc.	11,828	108

Patterson Cos., Inc.	19,215	294

Pennant Group (The), Inc. *	6,860	97

Premier, Inc., Class A *	4,219	138

Providence Service (The) Corp. *	5,201	285

RadNet, Inc. *	9,754	103

Select Medical Holdings Corp. *	25,719	386

SI-BONE, Inc. *	6,940	83

Syneos Health, Inc. *	12,088	477

Teladoc Health, Inc. *	13,117	2,033

Tenet Healthcare Corp. *	16,981	245

Tivity Health, Inc. *	16,071	101

Triple-S Management Corp., Class B *	20,170	284

U.S. Physical Therapy, Inc.	6,468	446
		12,992

Home & Office Products – 1.8%

ACCO Brands Corp.	29,174	147

American Woodmark Corp. *	3,837	175

Beazer Homes U.S.A., Inc. *	277	2

Cavco Industries, Inc. *	2,782	403

Century Communities, Inc. *	10,067	146

Cornerstone Building Brands, Inc. *	262	1

Flexsteel Industries, Inc.	4,925	54

Forestar Group, Inc. *	756	8

Griffon Corp.	7,172	91

Hamilton Beach Brands Holding Co., Class A	3,046	29

Herman Miller, Inc.	15,585	346

HNI Corp.	7,123	180

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Home & Office Products – 1.8% continued

Hooker Furniture Corp.	5,236	$82

Interface, Inc.	17,502	132

iRobot Corp. *	7,588	310

JELD-WEN Holding, Inc. *	9,579	93

KB Home	22,002	398

Kewaunee Scientific Corp.	2,542	20

Kimball International, Inc., Class B	3,869	46

Knoll, Inc.	12,927	133

LGI Homes, Inc. *	3,564	161

Lifetime Brands, Inc.	587	3

M/I Homes, Inc. *	5,366	89

Masonite International Corp. *	5,037	239

MDC Holdings, Inc.	14,658	340

Meritage Homes Corp. *	10,125	370

MSA Safety, Inc.	6,731	681

Nobility Homes, Inc.	876	19

Patrick Industries, Inc.	7,628	215

PGT Innovations, Inc. *	612	5

Steelcase, Inc., Class A	17,989	178

Taylor Morrison Home Corp. *	29,369	323

Tempur Sealy International, Inc. *	9,272	405

TRI Pointe Group, Inc. *	24,954	219

Virco Manufacturing Corp. *	1,676	4
		6,047

Industrial Services – 0.5%

Applied Industrial Technologies, Inc.	10,720	490

CAI International, Inc. *	2,369	34

H&E Equipment Services, Inc.	3,504	51

Harsco Corp. *	13,401	93

Herc Holdings, Inc. *	2,737	56

Resideo Technologies, Inc. *	27,369	133

SiteOne Landscape Supply, Inc. *	3,910	288

Systemax, Inc.	7,133	127

Team, Inc. *	483	3

Textainer Group Holdings Ltd. (1)*	17	—

Titan Machinery, Inc. *	800	7

Triton International Ltd.	10,681	276

WESCO International, Inc. *	9,692	221
		1,779

Institutional Financial Services – 0.4%

Cowen, Inc., Class A	291	3

Houlihan Lokey, Inc.	6,745	352

INTL. FCStone, Inc. *	4,316	156

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Institutional Financial Services – 0.4% continued

Moelis & Co., Class A	9,873	$277

Piper Sandler Cos.	5,353	271

PJT Partners, Inc., Class A	4,778	207
		1,266

Insurance – 3.4%

Ambac Financial Group, Inc. *	8,870	109

American Equity Investment Life Holding Co.	19,033	358

AMERISAFE, Inc.	3,713	239

Argo Group International Holdings Ltd.	10,250	380

Atlantic American Corp.	6,901	15

Citizens, Inc. *	6,512	42

CNO Financial Group, Inc.	68,648	851

Crawford & Co., Class B	15,311	98

Donegal Group, Inc., Class A	1,755	27

eHealth, Inc. *	5,713	805

Employers Holdings, Inc.	6,649	269

Enstar Group Ltd. *	2,146	341

FBL Financial Group, Inc., Class A	4,505	210

FGL Holdings	21,113	207

GAINSCO, Inc. *	714	20

Genworth Financial, Inc., Class A *	122,974	408

Global Indemnity Ltd.	1,847	47

Greenlight Capital Re Ltd., Class A *	321	2

Hallmark Financial Services, Inc. *	11,072	45

HCI Group, Inc.	1,394	56

Heritage Insurance Holdings, Inc.	5,780	62

Horace Mann Educators Corp.	7,956	291

James River Group Holdings Ltd.	6,184	224

Kansas City Life Insurance Co.	1,963	51

Kemper Corp.	12,552	934

Kinsale Capital Group, Inc.	4,105	429

MBIA, Inc. *	34,775	248

Mercury General Corp.	3,152	128

National General Holdings Corp.	11,417	189

National Western Life Group, Inc., Class A	1,005	173

NMI Holdings, Inc., Class A *	13,586	158

Primerica, Inc.	10,852	960

ProAssurance Corp.	10,752	269

Radian Group, Inc.	42,128	546

RLI Corp.	11,788	1,037

Safety Insurance Group, Inc.	4,453	376

Selective Insurance Group, Inc.	13,418	667

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Insurance – 3.4% continued

State Auto Financial Corp.	5,086	$141

Third Point Reinsurance Ltd. *	16,363	121

United Fire Group, Inc.	4,909	160

Universal Insurance Holdings, Inc.	8,673	155
		11,848

Iron & Steel – 0.6%

Allegheny Technologies, Inc. *	29,181	248

Carpenter Technology Corp.	12,505	244

Commercial Metals Co.	30,862	487

Northwest Pipe Co. *	15,262	339

Shiloh Industries, Inc. *	2,100	3

Synalloy Corp. *	100	1

United States Steel Corp.	33,721	213

Universal Stainless & Alloy Products, Inc. *	1,504	12

Warrior Met Coal, Inc.	4,887	52

Worthington Industries, Inc.	19,274	506
		2,105

Leisure Products – 0.6%

Callaway Golf Co.	22,201	227

Fox Factory Holding Corp. *	7,472	314

Johnson Outdoors, Inc., Class A	8,223	516

LCI Industries	8,896	594

Malibu Boats, Inc., Class A *	1,960	56

Marine Products Corp.	2,547	21

Winnebago Industries, Inc.	11,371	316
		2,044

Machinery – 2.2%

Alamo Group, Inc.	2,984	265

Albany International Corp., Class A	7,424	351

Altra Industrial Motion Corp.	14,216	249

Astec Industries, Inc.	3,356	117

Cactus, Inc., Class A	4,887	57

CIRCOR International, Inc. *	2,506	29

Columbus McKinnon Corp.	12,941	324

CSW Industrials, Inc.	3,357	218

Douglas Dynamics, Inc.	4,778	170

Enerpac Tool Group Corp.	14,918	247

Federal Signal Corp.	13,724	374

Franklin Electric Co., Inc.	12,626	595

Gorman-Rupp (The) Co.	11,321	353

Graham Corp.	2,597	33

Helios Technologies, Inc.	7,801	296

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% continued

Machinery – 2.2% continued

Hillenbrand, Inc.	16,802	$321

Hollysys Automation Technologies Ltd.	14,293	184

Hurco Cos., Inc.	1,180	34

Hyster-Yale Materials Handling, Inc.	2,512	101

John Bean Technologies Corp.	7,668	569

Kadant, Inc.	3,152	235

Kennametal, Inc.	20,945	390

Lindsay Corp.	2,585	237

Manitowoc (The) Co., Inc. *	5,824	50

MTS Systems Corp.	4,572	103

Mueller Water Products, Inc., Class A	42,519	341

Rexnord Corp.	26,919	610

SPX FLOW, Inc. *	9,286	264

Standex International Corp.	6,546	321

Taylor Devices, Inc. *	1,689	15

Tennant Co.	5,058	293

Titan International, Inc. (1)	20	—

Twin Disc, Inc. *	356	2
		7,748

Manufactured Goods – 1.0%

AZZ, Inc.	5,215	146

Chart Industries, Inc. *	11,074	321

Conrad Industries, Inc. *	100	1

Eastern (The) Co.	3,728	73

EnPro Industries, Inc.	4,236	168

Gibraltar Industries, Inc. *	8,384	360

Gulf Island Fabrication, Inc. *	16,616	50

Insteel Industries, Inc.	6,431	85

LB Foster Co., Class A *	1,609	20

Mueller Industries, Inc.	14,959	358

Omega Flex, Inc.	2,733	231

Park-Ohio Holdings Corp.	3,861	73

Proto Labs, Inc. *	5,986	456

Raven Industries, Inc.	11,387	242

RBC Bearings, Inc. *	6,176	696

Tredegar Corp.	13,453	210
		3,490

Media – 1.7%

Actua Corp. (3)*	8,828	—

Boston Omaha Corp., Class A *	11,437	207

Cargurus, Inc. *	2,709	51

Chicken Soup For The Soul Entertainment, Inc. *	11,437	77

Despegar.com Corp. *	711	4

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS - 96.3% continued

Media – 1.7% continued

EW Scripps (The) Co., Class A (1)	1	$—

Gannett Co., Inc.	12,387	18

Gray Television, Inc. *	13,420	144

HealthStream, Inc. *	5,028	120

Hemisphere Media Group, Inc. *	9,579	82

iHeartMedia, Inc., Class A *	17,789	130

IMAX Corp. *	1,970	18

Liberty Latin America Ltd., Class C *	20,682	212

Lions Gate Entertainment Corp., Class A *	10,459	64

LiveXLive Media, Inc. *	74,376	118

MakeMyTrip Ltd. *	21,738	260

Marchex, Inc., Class B (1)*	179	—

Meredith Corp.	5,371	66

MSG Networks, Inc., Class A *	9,388	96

New York Times (The) Co., Class A	26,897	826

Nexstar Media Group, Inc., Class A	8,323	480

Saga Communications, Inc., Class A	6,515	179

Scholastic Corp.	3,785	96

Shutterstock, Inc.	4,156	134

Sinclair Broadcast Group, Inc., Class A	17,206	277

Stamps.com, Inc. *	7,907	1,029

TEGNA, Inc.	43,730	475

Townsquare Media, Inc., Class A	17,806	82

Travelzoo *	20,429	80

Tucows, Inc., Class A *	3,153	152

Yelp, Inc. *	15,635	282
		5,759

Medical Equipment & Devices – 5.9%

Accelerate Diagnostics, Inc. *	9,575	80

Alphatec Holdings, Inc. *	24,436	84

AngioDynamics, Inc. *	11,882	124

Apyx Medical Corp. *	27,741	100

AtriCure, Inc. *	13,541	455

Atrion Corp.	752	489

Avanos Medical, Inc. *	6,538	176

Axogen, Inc. *	6,549	68

BioLife Solutions, Inc. *	2,881	27

BioSig Technologies, Inc. *	13,097	55

BioTelemetry, Inc. *	8,134	313

Cantel Medical Corp.	8,843	317

Cardiovascular Systems, Inc. *	12,541	442

CareDx, Inc. *	8,076	176

Cerus Corp. *	18,571	86

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS - 96.3% continued

Medical Equipment & Devices – 5.9% continued

CONMED Corp.	5,113	$293

CryoLife, Inc. *	9,798	166

Cutera, Inc. *	11,637	152

Daxor Corp. *	37	1

Establishment Labs Holdings, Inc. *	5,278	76

Exact Sciences Corp. *	3,600	209

Fluidigm Corp. *	17,007	43

FONAR Corp. *	6,709	98

GenMark Diagnostics, Inc. *	14,955	62

Glaukos Corp. *	9,347	288

Globus Medical, Inc., Class A *	16,845	716

Haemonetics Corp. *	13,248	1,320

Harvard Bioscience, Inc. *	17,186	38

ICU Medical, Inc. *	3,022	610

Inogen, Inc. *	4,167	215

Inspire Medical Systems, Inc. *	2,394	144

Integer Holdings Corp. *	6,780	426

iRadimed Corp. *	8,036	172

Lantheus Holdings, Inc. *	7,672	98

LeMaitre Vascular, Inc.	13,356	333

LivaNova PLC *	10,206	462

Luminex Corp.	11,878	327

Merit Medical Systems, Inc. *	14,236	445

MiMedx Group, Inc. *	17,834	62

Misonix, Inc. *	8,314	78

Myriad Genetics, Inc. *	16,975	243

NanoString Technologies, Inc. *	10,303	248

Natera, Inc. *	4,423	132

Natus Medical, Inc. *	11,823	274

Neogen Corp. *	12,172	815

Nevro Corp. *	6,165	616

Novocure Ltd. *	16,910	1,139

NuVasive, Inc. *	11,783	597

OraSure Technologies, Inc. *	18,949	204

Orthofix Medical, Inc. *	7,738	217

OrthoPediatrics Corp. *	4,583	182

Oxford Immunotec Global PLC *	12,153	113

Pacific Biosciences of California, Inc. *	14,368	44

Penumbra, Inc. *	6,082	981

Pulse Biosciences, Inc. *	3,000	22

Quidel Corp. *	6,629	648

Repligen Corp. *	11,399	1,100

RTI Surgical Holdings, Inc. *	4,038	7

SeaSpine Holdings Corp. *	13,576	111

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS - 96.3% – continued

Medical Equipment & Devices – 5.9% continued

Semler Scientific, Inc. *	3,150	$126

Sientra, Inc. (1)*	113	—

Soliton, Inc. *	6,745	55

STAAR Surgical Co. *	10,200	329

Surmodics, Inc. *	5,706	190

Tactile Systems Technology, Inc. *	2,093	84

Tandem Diabetes Care, Inc. *	5,883	379

Utah Medical Products, Inc.	3,466	326

Varex Imaging Corp. *	1,456	33

Veracyte, Inc. *	11,448	278

Vericel Corp. *	10,162	93

Wright Medical Group N.V. *	24,372	698

Zynex, Inc. *	12,100	134
		20,244

Metals & Mining – 0.3%

A-Mark Precious Metals, Inc. *	605	7

Century Aluminum Co. *	17,693	64

Coeur Mining, Inc. *	22,763	73

Compass Minerals International, Inc.	5,816	224

Contura Energy, Inc. *	4,100	10

Covia Holdings Corp. (1)*	1,100	—

Encore Wire Corp.	5,861	246

Ferroglobe Representation & Warranty Insurance Trust (3)*	9,916	—

Kaiser Aluminum Corp.	3,781	262

Nexa Resources S.A.	26,098	91

Uranium Energy Corp. *	4,700	3
		980

Oil, Gas & Coal – 1.3%

Adams Resources & Energy, Inc.	4,989	117

Advanced Emissions Solutions, Inc.	838	5

Antero Resources Corp. *	33,330	24

Arch Coal, Inc., Class A	3,378	98

Archrock, Inc.	18,870	71

Bonanza Creek Energy, Inc. *	4,985	56

Callon Petroleum Co. *	1,193	1

CARBO Ceramics, Inc. (1)*	8,100	—

Cimarex Energy Co.	1,000	17

CNX Resources Corp. *	34,753	185

CONSOL Energy, Inc. *	5,592	21

Core Laboratories N.V.	3,910	40

Cosan Ltd., Class A *	41,871	515

CVR Energy, Inc.	4,462	74

Dawson Geophysical Co.*	16,700	16

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS - 96.3% – continued

Oil, Gas & Coal – 1.3% continued

Delek U.S. Holdings, Inc.	20,095	$317

DMC Global, Inc.	2,318	53

Dril-Quip, Inc. *	6,872	210

Era Group, Inc. *	7,151	38

Evolution Petroleum Corp.	18,555	48

Exterran Corp. *	5,978	29

Geospace Technologies Corp. *	9,559	61

Goodrich Petroleum Corp. *	1,100	5

Hallador Energy Co.	24,026	23

Helix Energy Solutions Group, Inc. *	21,746	36

HighPoint Resources Corp. *	11,000	2

Kosmos Energy Ltd.	45,924	41

Laredo Petroleum, Inc. *	14,354	5

Matrix Service Co. *	9,669	92

Mitcham Industries, Inc. *	3,700	5

MRC Global, Inc. *	17,394	74

Murphy U.S.A., Inc. *	7,013	592

NACCO Industries, Inc., Class A	2,923	82

Natural Gas Services Group, Inc. *	6,858	31

Newpark Resources, Inc. *	19,461	17

NexTier Oilfield Solutions, Inc. *	1,100	1

Northern Oil and Gas, Inc. *	10,400	7

NOW, Inc. *	11,606	60

Oasis Petroleum, Inc. *	47,303	16

Oceaneering International, Inc. *	18,022	53

Oil States International, Inc. *	9,697	20

Panhandle Oil and Gas, Inc., Class A	15,182	56

Par Pacific Holdings, Inc. *	9,910	70

Parker Drilling Co. *	7,722	65

Parsley Energy, Inc., Class A	3,441	20

PBF Energy, Inc., Class A	700	5

PDC Energy, Inc. *	12,574	78

Peabody Energy Corp.	797	2

Penn Virginia Corp. *	4,123	13

PrimeEnergy Resources Corp. *	1,637	121

Riviera Resources, Inc.	6,246	26

RPC, Inc.	8,100	17

Select Energy Services, Inc., Class A *	13,888	45

Solaris Oilfield Infrastructure, Inc., Class A	7,491	39

Talos Energy, Inc. *	6,843	39

TETRA Technologies, Inc. *	12,300	4

Thermon Group Holdings, Inc. *	9,410	142

Tidewater, Inc. *	12,109	86

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Oil, Gas & Coal – 1.3% – continued

Torchlight Energy Resources, Inc. *	2,700	$1

Ultra Petroleum Corp. *	20,300	1

US Silica Holdings, Inc.	10,305	18

VAALCO Energy, Inc. *	15,700	14

Voc Energy Trust	2,500	4

World Fuel Services Corp.	14,005	353
		4,377

Passenger Transportation – 0.3%

Allegiant Travel Co.	3,811	312

Hawaiian Holdings, Inc.	10,188	106

SkyWest, Inc.	14,030	368

Spirit Airlines, Inc. *	1,864	24

Universal Logistics Holdings, Inc.	4,672	61
		871

Real Estate – 0.5%

American Realty Investors, Inc. *	7,300	67

Consolidated-Tomoka Land Co.	4,565	207

eXp World Holdings, Inc. *	13,195	112

FRP Holdings, Inc. *	3,843	165

Griffin Industrial Realty, Inc.	3,733	122

Marcus & Millichap, Inc. *	1,856	50

McGrath RentCorp	8,180	429

Newmark Group, Inc., Class A	14,857	63

Postal Realty Trust, Inc., Class A	6,647	105

RE/MAX Holdings, Inc., Class A	6,370	140

RMR Group (The), Inc., Class A	4,017	108

Stratus Properties, Inc. *	114	2
		1,570

Real Estate Investment Trusts – 6.3%

Acadia Realty Trust	15,422	191

AG Mortgage Investment Trust, Inc.	6,304	17

Agree Realty Corp.	7,885	488

Alexander & Baldwin, Inc.	10,382	116

Alexander’s, Inc.	1,120	309

American Assets Trust, Inc.	10,188	255

American Finance Trust, Inc.	20,861	130

Anworth Mortgage Asset Corp.	18,506	21

Apollo Commercial Real Estate Finance, Inc.	30,104	223

Arbor Realty Trust, Inc.	16,934	83

Ares Commercial Real Estate Corp.	5,022	35

Arlington Asset Investment Corp., Class A (1)	10	—

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Real Estate Investment Trusts – 6.3% – continued

Armada Hoffler Properties, Inc.	5,658	$60

Blackstone Mortgage Trust, Inc., Class A	23,640	440

Bluerock Residential Growth REIT, Inc.	9,482	53

Brandywine Realty Trust	42,141	443

BRT Apartments Corp.	16,178	166

Capstead Mortgage Corp.	2,712	11

CareTrust REIT, Inc.	15,137	224

CatchMark Timber Trust, Inc., Class A	2,132	15

Cedar Realty Trust, Inc.	35,531	33

Chatham Lodging Trust	8,362	50

CIM Commercial Trust Corp.	7,722	86

Colony Credit Real Estate, Inc.	12,121	48

Columbia Property Trust, Inc.	22,134	277

Community Healthcare Trust, Inc.	4,674	179

CorEnergy Infrastructure Trust, Inc.	1,462	27

CorePoint Lodging, Inc.	12,892	50

DiamondRock Hospitality Co.	46,205	235

Diversified Healthcare Trust	50,624	184

Dynex Capital, Inc.	6,778	71

Easterly Government Properties, Inc.	14,606	360

EastGroup Properties, Inc.	7,382	771

Ellington Residential Mortgage REIT	540	3

Empire State Realty Trust, Inc., Class A	14,339	128

Essential Properties Realty Trust, Inc.	7,575	99

Exantas Capital Corp.	410	1

First Industrial Realty Trust, Inc.	25,548	849

Four Corners Property Trust, Inc.	13,826	259

Franklin Street Properties Corp.	16,843	96

Front Yard Residential Corp.	10,371	124

GEO Group (The), Inc.	27,229	331

Getty Realty Corp.	14,142	336

Gladstone Commercial Corp.	7,581	109

Gladstone Land Corp.	9,252	110

Global Medical REIT, Inc.	10,264	104

Global Net Lease, Inc.	11,146	149

Granite Point Mortgage Trust, Inc.	5,865	30

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,315	190

Healthcare Realty Trust, Inc.	27,020	755

Hersha Hospitality Trust	13,681	49

Independence Realty Trust, Inc.	19,744	176

Industrial Logistics Properties Trust	4,738	83

Invesco Mortgage Capital, Inc.	30,099	103

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Real Estate Investment Trusts – 6.3% – continued

Investors Real Estate Trust	2,107	$116

iStar, Inc.	9,215	98

Kite Realty Group Trust	16,723	158

Ladder Capital Corp.	20,820	99

Lexington Realty Trust	47,090	468

LTC Properties, Inc.	8,666	268

Mack-Cali Realty Corp.	20,637	314

Monmouth Real Estate Investment Corp.	20,383	246

National Health Investors, Inc.	8,702	431

National Storage Affiliates Trust	5,376	159

New Senior Investment Group, Inc.	523	1

New York Mortgage Trust, Inc.	10,318	16

Office Properties Income Trust	2,445	67

One Liberty Properties, Inc.	9,745	136

Park Hotels & Resorts, Inc.	8,241	65

Pebblebrook Hotel Trust	3,176	35

Pennsylvania Real Estate Investment Trust (1)	371	—

PennyMac Mortgage Investment Trust	15,203	161

Physicians Realty Trust	39,155	546

Piedmont Office Realty Trust, Inc., Class A	24,806	438

Plymouth Industrial REIT, Inc.	6,158	69

PotlatchDeltic Corp.	16,881	530

Preferred Apartment Communities, Inc., Class A	14,508	104

PS Business Parks, Inc.	4,214	571

QTS Realty Trust, Inc., Class A	11,615	674

Ready Capital Corp.	1,442	10

Redwood Trust, Inc.	9,643	49

Retail Opportunity Investments Corp.	22,884	190

Retail Properties of America, Inc., Class A	42,732	221

Retail Value, Inc.	3,139	38

Rexford Industrial Realty, Inc.	21,870	897

RLJ Lodging Trust	15,291	118

RPT Realty	12,940	78

Ryman Hospitality Properties, Inc.	9,905	355

Sabra Health Care REIT, Inc.	12,925	141

Safehold, Inc.	1,888	119

Saul Centers, Inc.	2,500	82

SITE Centers Corp.	30,849	161

Sotherly Hotels, Inc.	21,466	34

STAG Industrial, Inc.	26,695	601

Summit Hotel Properties, Inc.	20,056	85

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Real Estate Investment Trusts – 6.3% – continued

Sunstone Hotel Investors, Inc.	48,054	$419

Tanger Factory Outlet Centers, Inc.	20,038	100

Terreno Realty Corp.	13,116	679

TPG RE Finance Trust, Inc.	5,572	31

Transcontinental Realty Investors, Inc. *	3,800	78

Two Harbors Investment Corp.	10,869	41

UMH Properties, Inc.	17,398	189

Uniti Group, Inc.	40,658	245

Universal Health Realty Income Trust	3,333	336

Urban Edge Properties	13,691	121

Urstadt Biddle Properties, Inc., Class A	3,743	53

Washington Prime Group, Inc.	32,939	26

Washington Real Estate Investment Trust	15,499	370

Western Asset Mortgage Capital Corp.	1,107	2

Whitestone REIT	11,277	70

Xenia Hotels & Resorts, Inc.	25,723	265
		21,709

Recreational Facilities & Services – 0.1%

Bowl America, Inc., Class A	492	4

Drive Shack, Inc. *	8,763	14

Marcus (The) Corp.	2,434	30

RCI Hospitality Holdings, Inc.	12,870	128

Reading International, Inc., Class A *	3,319	13

SeaWorld Entertainment, Inc. *	17,489	193

Town Sports International Holdings, Inc. *	2,621	1
		383

Renewable Energy – 0.6%

Canadian Solar, Inc. *	12,625	201

EnerSys	11,723	580

FutureFuel Corp.	13,825	156

Pacific Ethanol, Inc. *	10,100	3

Renewable Energy Group, Inc. *	19,674	404

REX American Resources Corp. *	5,410	251

SolarEdge Technologies, Inc. *	5,528	453

Ultralife Corp. *	846	4
		2,052

Retail – Consumer Staples – 0.5%

BJ’s Wholesale Club Holdings, Inc. *	20,135	513

Five Below, Inc. *	10,492	738

Ingles Markets, Inc., Class A	4,497	163

OptimizeRx Corp. *	7,722	70

PriceSmart, Inc.	3,047	160

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Retail – Consumer Staples – 0.5% – continued

Village Super Market, Inc., Class A	1,547	$38

Weis Markets, Inc.	3,856	161
		1,843

Retail – Discretionary – 2.3%

1-800-Flowers.com, Inc., Class A *	3,842	51

Abercrombie & Fitch Co., Class A	12,014	109

American Eagle Outfitters, Inc.	46,259	368

America’s Car-Mart, Inc. *	2,477	140

Asbury Automotive Group, Inc. *	7,970	440

Aspen Aerogels, Inc. *	4,100	25

Beacon Roofing Supply, Inc. *	8,558	142

Bed Bath & Beyond, Inc.	26,391	111

BMC Stock Holdings, Inc. *	14,133	251

Buckle (The), Inc.	560	8

Builders FirstSource, Inc. *	7,533	92

Caleres, Inc.	12,489	65

Children’s Place (The), Inc.	5,326	104

Conn’s, Inc. *	2,468	10

Ethan Allen Interiors, Inc.	4,659	48

FirstCash, Inc.	14,303	1,026

Freshpet, Inc. *	11,409	729

Gaia, Inc. *	19,647	174

Genesco, Inc. *	2,195	29

GMS, Inc. *	6,100	96

Group 1 Automotive, Inc.	5,889	261

Guess?, Inc.	15,662	106

Haverty Furniture Cos., Inc.	9,522	113

Hibbett Sports, Inc. *	87	1

La-Z-Boy, Inc.	13,119	270

Liquidity Services, Inc. *	23,435	91

Lithia Motors, Inc., Class A	4,885	400

MarineMax, Inc. *	5,572	58

Monro, Inc.	8,007	351

National Vision Holdings, Inc. *	7,429	144

PetIQ, Inc. *	3,785	88

PetMed Express, Inc.	11,514	331

RH *	2,879	289

RTW RetailWinds, Inc. (1) *	54	—

Rush Enterprises, Inc., Class A	11,316	361

Sally Beauty Holdings, Inc. *	1,546	13

Shoe Carnival, Inc.	8,398	174

Sleep Number Corp. *	13,109	251

Sonic Automotive, Inc., Class A	7,239	96

Vera Bradley, Inc. *	5,750	24

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Retail – Discretionary – 2.3% – continued

Winmark Corp.	1,377	$175

Zumiez, Inc. *	11,260	195
		7,810

Semiconductors – 3.2%

Alpha & Omega Semiconductor Ltd. *	16,990	109

Ambarella, Inc. *	3,925	190

Amkor Technology, Inc. *	22,717	177

Axcelis Technologies, Inc. *	7,331	134

Brooks Automation, Inc.	19,606	598

Cabot Microelectronics Corp.	3,759	429

CEVA, Inc. *	5,088	127

Cirrus Logic, Inc. *	15,287	1,003

Cohu, Inc.	10,586	131

CTS Corp.	7,227	180

Diodes, Inc. *	11,657	474

DSP Group, Inc. *	2,590	35

Entegris, Inc.	32,587	1,459

FormFactor, Inc. *	4,656	93

Inphi Corp. *	8,867	702

Kulicke & Soffa Industries, Inc.	21,166	442

Lattice Semiconductor Corp. *	35,335	630

MACOM Technology Solutions Holdings, Inc. *	7,128	135

MaxLinear, Inc. *	13,420	157

NVE Corp.	3,068	160

Onto Innovation, Inc. *	14,022	416

Photronics, Inc. *	11,331	116

Power Integrations, Inc.	7,248	640

Rambus, Inc. *	27,997	311

Semtech Corp. *	16,114	604

Silicon Laboratories, Inc. *	8,697	743

Synaptics, Inc. *	4,549	263

Ultra Clean Holdings, Inc. *	9,286	128

Veeco Instruments, Inc. *	350	3

Vishay Intertechnology, Inc.	32,867	474

Xperi Corp.	5,811	81
		11,144

Software – 4.7%

ACI Worldwide, Inc. *	28,811	696

Agilysys, Inc. *	8,893	148

Allscripts Healthcare Solutions, Inc. *	25,343	178

American Software, Inc., Class A	14,697	209

Appfolio, Inc., Class A *	3,682	409

Avaya Holdings Corp. *	23,557	191

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Software – 4.7% – continued

Avid Technology, Inc. *	137	$1

Blackbaud, Inc.	11,337	630

Blackline, Inc. *	4,911	258

Bottomline Technologies DE, Inc. *	10,116	371

Box, Inc., Class A *	1,362	19

Castlight Health, Inc., Class B *	32,200	23

CCUR Holdings, Inc.	691	2

ChannelAdvisor Corp. *	7,729	56

Cloudera, Inc. *	50,233	395

CommVault Systems, Inc. *	11,147	451

Computer Programs & Systems, Inc.	1,375	31

Cornerstone OnDemand, Inc. *	13,166	418

Coupa Software, Inc. *	10,270	1,435

Daily Journal Corp. *	806	184

Digi International, Inc. *	9,459	90

Donnelley Financial Solutions, Inc. (1)*	1	—

Ebix, Inc.	7,220	110

Envestnet, Inc. *	8,997	484

Everbridge, Inc. *	5,280	562

FireEye, Inc. *	39,647	419

Five9, Inc. *	11,570	885

HubSpot, Inc. *	7,179	956

Immersion Corp. *	8,248	44

InnerWorkings, Inc. (1)*	73	—

Inovalon Holdings, Inc., Class A *	10,063	168

J2 Global, Inc.	11,693	875

LivePerson, Inc. *	11,475	261

MicroStrategy, Inc., Class A *	2,318	274

NextGen Healthcare, Inc. *	12,031	126

Omnicell, Inc. *	9,281	609

OneSpan, Inc. *	10,424	189

Park City Group, Inc. (1)*	33	—

PDF Solutions, Inc. *	9,324	109

Progress Software Corp.	9,317	298

PROS Holdings, Inc. *	11,497	357

Q2 Holdings, Inc. *	6,108	361

QAD, Inc., Class B	717	18

Qualys, Inc. *	8,138	708

Rapid7, Inc. *	8,249	357

SailPoint Technologies Holding, Inc. *	2,346	36

Simulations Plus, Inc.	9,762	341

SPS Commerce, Inc. *	9,319	433

TiVo Corp.	14,407	102

TransAct Technologies, Inc. *	376	1

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Software – 4.7% – continued

Varonis Systems, Inc. *	4,550	$290

Verint Systems, Inc. *	14,774	635

VirnetX Holding Corp. *	398	2

Workiva, Inc. *	3,226	104

Zovio, Inc. (1) *	16	—
		16,309

Specialty Finance – 1.4%

Altisource Portfolio Solutions S.A. *	9,836	75

Cardtronics PLC, Class A *	4,434	93

Cass Information Systems, Inc.	3,240	114

Curo Group Holdings Corp.	193	1

Encore Capital Group, Inc. *	4,515	106

Enova International, Inc. *	553	8

Essent Group Ltd.	18,913	498

Federal Agricultural Mortgage Corp., Class C	100	6

GATX Corp.	10,978	687

Green Dot Corp., Class A *	8,539	217

Investors Title Co.	1,925	246

LendingClub Corp. *	16,519	130

LendingTree, Inc. *	1,855	340

MGIC Investment Corp.	75,876	482

Nelnet, Inc., Class A	8,978	408

Ocwen Financial Corp. (1)*	373	—

PennyMac Financial Services, Inc.	3,869	85

PRA Group, Inc. *	10,704	297

Regional Management Corp. *	300	4

Repay Holdings Corp. *	9,188	132

Stewart Information Services Corp.	8,070	215

Walker & Dunlop, Inc.	7,628	307

Willis Lease Finance Corp. *	1,840	49

World Acceptance Corp. *	7,187	392
		4,892

Technology Services – 2.4%

CACI International, Inc., Class A *	5,537	1,169

Computer Services, Inc.	4,256	171

Conduent, Inc. *	36,751	90

CoreLogic, Inc.	12,494	381

CSG Systems International, Inc.	8,127	340

EVERTEC, Inc.	16,369	372

ExlService Holdings, Inc. *	7,797	406

ICF International, Inc.	5,978	411

Insight Enterprises, Inc. *	11,558	487

ManTech International Corp., Class A	4,982	362

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Technology Services – 2.4% – continued

MAXIMUS, Inc.	20,064	$1,168

NIC, Inc.	15,200	350

Perficient, Inc. *	8,563	232

Perspecta, Inc.	15,443	282

Science Applications International Corp.	14,441	1,078

StarTek, Inc. *	835	3

Sykes Enterprises, Inc. *	14,711	399

TTEC Holdings, Inc.	7,194	264

Virtusa Corp. *	6,147	174
		8,139

Telecom – 1.0%

ATN International, Inc.	3,036	178

Cogent Communications Holdings, Inc.	16,969	1,391

Internap Corp. (1) *	70	—

Iridium Communications, Inc. *	20,648	461

KVH Industries, Inc. *	6,492	61

Loral Space & Communications, Inc. *	664	11

Ooma, Inc. *	10,361	124

Shenandoah Telecommunications Co.	12,354	608

Spok Holdings, Inc.	14,018	150

Telephone & Data Systems, Inc.	13,647	229

Vonage Holdings Corp. *	47,020	340

Zix Corp. *	3,437	15
		3,568

Transportation & Logistics – 1.7%

Air T, Inc. *	765	10

Air Transport Services Group, Inc. *	14,669	268

ArcBest Corp.	672	12

Ardmore Shipping Corp.	10,635	56

Atlas Corp.	49,200	378

Covenant Transportation Group, Inc., Class A *	6,801	59

CryoPort, Inc. *	17,164	293

DHT Holdings, Inc.	52,559	403

Dorian LPG Ltd. *	1,355	12

Echo Global Logistics, Inc. *	10,676	182

Forward Air Corp.	8,077	409

Frontline Ltd.	31,130	299

GasLog Ltd.	13,510	49

Golar LNG Ltd.	17,006	134

Heartland Express, Inc.	15,995	297

Hornbeck Offshore Services, Inc. *	10,400	1

International Seaways, Inc.	7,146	171

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Transportation & Logistics – 1.7% – continued

Marten Transport Ltd.	11,850	$243

Matson, Inc.	11,491	352

Mobile Mini, Inc.	12,189	320

Navigator Holdings Ltd. *	16,537	74

Navios Maritime Acquisition Corp.	600	3

Nordic American Tankers Ltd.	14,700	67

Overseas Shipholding Group, Inc., Class A *	8,500	19

P.A.M. Transportation Services, Inc. *	1,375	42

Patriot Transportation Holding, Inc.	465	4

Ryder System, Inc.	10,723	283

Saia, Inc. *	7,902	581

Scorpio Tankers, Inc.	4,399	84

SEACOR Holdings, Inc. *	5,306	143

SEACOR Marine Holdings, Inc. *	5,600	24

SFL Corp. Ltd.	16,862	160

Teekay Corp. *	6,900	22

Teekay Tankers Ltd., Class A *	1,000	22

USA Truck, Inc. *	500	2

Werner Enterprises, Inc.	11,674	423
		5,901

Transportation Equipment – 0.4%

Greenbrier (The) Cos., Inc.	8,518	151

Meritor, Inc. *	7,918	105

Navistar International Corp. *	9,384	155

Spartan Motors, Inc.	27,607	356

Trinity Industries, Inc.	23,752	382

Wabash National Corp.	16,730	121
		1,270

Utilities – 5.0%

ALLETE, Inc.	12,940	785

American States Water Co.	9,941	813

Artesian Resources Corp., Class A	6,895	258

Atlantica Yield PLC	721	16

Avista Corp.	16,442	699

Black Hills Corp.	13,734	879

California Water Service Group	12,628	635

Chesapeake Utilities Corp.	4,697	403

Clearway Energy, Inc., Class A	1,149	20

Consolidated Water Co. Ltd.	14,173	232

El Paso Electric Co.	13,051	887

IDACORP, Inc.	12,817	1,125

MGE Energy, Inc.	9,218	604

Middlesex Water Co.	9,529	573

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Utilities – 5.0% – continued

New Jersey Resources Corp.	21,626	$735

Northwest Natural Holding Co.	7,226	446

NorthWestern Corp.	12,419	743

ONE Gas, Inc.	13,896	1,162

Ormat Technologies, Inc.	9,746	659

Otter Tail Corp.	9,864	439

PNM Resources, Inc.	21,009	798

Portland General Electric Co.	23,527	1,128

RGC Resources, Inc.	936	27

SJW Group	6,921	400

South Jersey Industries, Inc.	17,178	429

Southwest Gas Holdings, Inc.	12,419	864

Spire, Inc.	11,374	847

TerraForm Power, Inc., Class A	19,744	311

Unitil Corp.	3,840	201

York Water (The) Co.	3,804	165
		17,283

Waste & Environment Services & Equipment – 0.7%

Casella Waste Systems, Inc., Class A *	4,301	168

CECO Environmental Corp. *	206	1

Covanta Holding Corp.	10,432	89

ESCO Technologies, Inc.	6,975	530

Evoqua Water Technologies Corp. *	10,752	121

Heritage-Crystal Clean, Inc. *	508	8

Sharps Compliance Corp. *	7,705	61

Tetra Tech, Inc.	16,264	1,149

US Ecology, Inc.	4,784	145
		2,272
Total Common Stocks
(Cost $292,621)		331,246

PREFERRED STOCKS – 0.0%

Manufactured Goods – 0.0%

Steel Partners Holdings L.P., 6.00%	2,636	45
Total Preferred Stocks
(Cost $67)		45

RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Achillion Pharmaceuticals, Inc. (Contingent Value Rights) (2)*	23,500	14

Alder Biopharmaceuticals, Inc. (Contingent Value Rights) *	8,800	8

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0% – continued

Biotechnology & Pharmaceuticals – 0.0% – continued

Corium International, Inc. (Contingent Value Rights) (3)*	2,900	$–

Dova Pharmaceuticals, Inc. (Contingent Value Rights) *	4,020	2

Sinovac Biotech Ltd. (3)*	1,587	–

Tobira Therapeutics, Inc. (Contingent Value Rights) (2)*	16,926	129
		153

Chemicals – 0.0%

A. Schulman, Inc. (Contingent Value Rights) (2)*	9,541	5

Media – 0.0%

Media General, Inc. (Contingent Value Rights) (2)*	11,792	1

Medical Equipment & Devices – 0.0%

American Medical Alert Corp. (3)*	13,109	–

Specialty Finance – 0.0%

NewStar Financial, Inc. (Contingent Value Rights) (3)*	1,580	–
Total Rights
(Cost $161)		159

OTHER – 0.0%

Escrow Adolor Corp. (3)*	1,241	–

Escrow Calamos Asset Management, Inc. (3)*	2,074	–
Total Other
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Air T Funding, Exp. 12/31/49, Strike $100.00 (1)*	2,121	$–

Tidewater, Inc., Class A Exp. 7/31/23, Strike $0.00 (1)*	10	–

Tidewater, Inc., Class B Exp. 7/31/23, Strike $0.00 (1)*	11	–
Total Warrants
(Cost $–)		–

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.3%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (4)(5)	11,389,198	$11,389
Total Investment Companies
(Cost $11,389)		11,389

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 1.47%, 7/16/20 (6)(7)	$1,257	$1,257
Total Short-Term Investments
(Cost $1,252)		1,257

Total Investments – 100.0%
(Cost $305,490)		344,096

Liabilities less Other Assets – (0.0%)		(30)
NET ASSETS – 100.0%		$344,066

(1)	Value rounds to less than one thousand. (2) Level 3 asset.
(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2020 is disclosed. (6) Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC	– Public Limited Company
REIT	– Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini Russell 2000 Index	225	$12,911	Long	6/20	$525

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	2.5%
Consumer Discretionary	9.2
Consumer Staples	3.8
Energy	1.8
Financials	16.6
Health Care	19.4
Industrials	16.2
Information Technology	15.3
Materials	3.3
Real Estate	6.7
Utilities	5.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Banking	$32,112	$42	$–	$32,154
Biotechnology & Pharmaceuticals	25,999	–	5	26,004
Insurance	11,777	71	–	11,848
All Other Industries (1)	261,240	–	–	261,240
Total Common Stocks	331,128	113	5	331,246

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued	MARCH 31, 2020

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Preferred Stocks	$45		$–	$–	$45
Rights:
Biotechnology & Pharmaceuticals	–		10	143	153
All Other Industries (1)	–		–	6	6
Total Rights	–		10	149	159
Warrants	–	*	–	–	–	*
Investment Companies	11,389		–	–	11,389
Short-Term Investments	–		1,257	–	1,257
Total Investments	$342,562		$1,380	$154	$344,096

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$525		$–	$–	$525

*	Amounts round to less than a thousand.

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2%

Aerospace & Defense – 1.6%

AAR Corp.	392,898	$6,978

Barnes Group, Inc.	135,314	5,660

Kaman Corp.	76,793	2,954

Mercury Systems, Inc. *	111,330	7,943

Moog, Inc., Class A	184,527	9,324
		32,859

Apparel & Textile Products – 0.1%

Movado Group, Inc.	115,504	1,365

Skechers U.S.A., Inc., Class A *	54,353	1,291
		2,656

Asset Management – 0.7%

Blucora, Inc. *	18,714	225

Boston Private Financial Holdings, Inc.	265,149	1,896

GAIN Capital Holdings, Inc.	323,746	1,806

Kennedy-Wilson Holdings, Inc.	186,183	2,499

Stifel Financial Corp.	210,775	8,701

Waddell & Reed Financial, Inc., Class A	33,309	379
		15,506

Automotive – 0.9%

American Axle & Manufacturing Holdings, Inc. *	521,684	1,883

Cooper Tire & Rubber Co.	401,798	6,549

Cooper-Standard Holdings, Inc. *	41,543	427

Dana, Inc.	461,102	3,601

Modine Manufacturing Co. *	176,135	573

Standard Motor Products, Inc.	154,665	6,429

Superior Industries International, Inc.	2,430	3
		19,465

Banking – 18.9%

1st Source Corp.	18,308	594

Arrow Financial Corp.	15,428	430

Atlantic Union Bankshares Corp.	158,573	3,473

Axos Financial, Inc. *	87,484	1,586

BancFirst Corp.	117,072	3,907

BancorpSouth Bank	681,537	12,895

Bank of NT Butterfield & Son (The) Ltd.	56,470	962

BankFinancial Corp.	111,364	981

Banner Corp.	67,855	2,242

Berkshire Hills Bancorp, Inc.	109,618	1,629

Brookline Bancorp, Inc.	216,868	2,446

Capitol Federal Financial, Inc.	55,387	643

Cathay General Bancorp	642,391	14,743

Central Pacific Financial Corp.	37,016	589

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Banking – 18.9% – continued

City Holding Co.	124,563	$8,287

CNB Financial Corp.	43,781	826

Columbia Banking System, Inc.	206,080	5,523

Community Bank System, Inc.	184,014	10,820

Community Trust Bancorp, Inc.	160,666	5,108

CVB Financial Corp.	469,306	9,410

Dime Community Bancshares, Inc.	424,641	5,822

Eagle Bancorp, Inc.	35,108	1,061

Enterprise Financial Services Corp.	57,571	1,607

Financial Institutions, Inc.	46,013	835

First Bancorp	89,816	2,073

First BanCorp (New York Exchange)	913,604	4,860

First Busey Corp.	24,591	421

First Business Financial Services, Inc.	33,526	520

First Commonwealth Financial Corp.	148,788	1,360

First Defiance Financial Corp.	35,556	524

First Financial Bancorp	607,176	9,053

First Financial Corp.	117,905	3,976

First Interstate BancSystem, Inc., Class A	52,841	1,524

First Merchants Corp.	266,248	7,053

First Midwest Bancorp, Inc.	466,354	6,172

Flushing Financial Corp.	377,752	5,047

FNB Corp.	693,765	5,113

Fulton Financial Corp.	764,406	8,783

German American Bancorp, Inc.	64,307	1,765

Glacier Bancorp, Inc.	66,498	2,261

Great Southern Bancorp, Inc.	19,325	781

Great Western Bancorp, Inc.	326,176	6,680

Hancock Whitney Corp.	341,094	6,658

Heartland Financial U.S.A., Inc.	136,341	4,117

Heritage Financial Corp.	81,355	1,627

Home BancShares, Inc.	826,308	9,907

HomeStreet, Inc.	78,416	1,743

Hope Bancorp, Inc.	685,434	5,634

IBERIABANK Corp.	225,525	8,155

Independent Bank Corp.	172,563	11,108

Independent Bank Group, Inc.	44,545	1,055

International Bancshares Corp.	160,690	4,319

Investors Bancorp, Inc.	651,088	5,202

Lakeland Bancorp, Inc.	322,957	3,491

Lakeland Financial Corp.	157,402	5,784

Meridian Bancorp, Inc.	21,661	243

NBT Bancorp, Inc.	250,661	8,119

Northwest Bancshares, Inc.	532,440	6,160

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Banking – 18.9% – continued

OceanFirst Financial Corp.	136,403	$2,170

OFG Bancorp	139,139	1,556

Old National Bancorp	439,533	5,797

Park National Corp.	40,017	3,107

Peapack Gladstone Financial Corp.	6,378	114

People’s United Financial, Inc.	301,795	3,335

Pinnacle Financial Partners, Inc.	53,160	1,996

Preferred Bank	40,083	1,356

Prosperity Bancshares, Inc.	112,703	5,438

Provident Financial Services, Inc.	832,980	10,712

Renasant Corp.	333,966	7,294

S&T Bancorp, Inc.	223,419	6,104

Sandy Spring Bancorp, Inc.	111,169	2,517

Sierra Bancorp	134,795	2,370

Simmons First National Corp., Class A	387,514	7,130

South State Corp.	122,908	7,218

Southside Bancshares, Inc.	86,244	2,621

TCF Financial Corp.	392,174	8,887

Texas Capital Bancshares, Inc. *	158,157	3,506

Tompkins Financial Corp.	44,796	3,216

Towne Bank	200,612	3,629

TriCo Bancshares	144,644	4,313

TrustCo Bank Corp. NY	164,321	889

Trustmark Corp.	468,858	10,924

UMB Financial Corp.	243,907	11,312

Umpqua Holdings Corp.	449,320	4,898

United Community Banks, Inc.	209,575	3,837

Univest Financial Corp.	26,646	435

Valley National Bancorp	1,055,254	7,714

WesBanco, Inc.	235,976	5,593

Westamerica Bancorporation	21,776	1,280

WSFS Financial Corp.	121,925	3,038
		392,013

Biotechnology & Pharmaceuticals – 0.9%

Emergent BioSolutions, Inc. *	152,039	8,797

Endo International PLC *	365,269	1,351

PDL BioPharma, Inc. *	1,396,839	3,939

Prestige Consumer Healthcare, Inc. *	74,088	2,718

Taro Pharmaceutical Industries Ltd. *	16,066	983
		17,788

Chemicals – 1.8%

H.B. Fuller Co.	280,164	7,825

Innospec, Inc.	124,407	8,645

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Chemicals – 1.8% – continued

Kraton Corp. *	117,753	$954

Materion Corp.	39,343	1,377

Minerals Technologies, Inc.	268,099	9,721

PQ Group Holdings, Inc. *	138,460	1,509

Sensient Technologies Corp.	112,530	4,896

Stepan Co.	31,969	2,828

Univar Solutions, Inc. *	10,965	118
		37,873

Commercial Services – 3.5%

ABM Industries, Inc.	468,952	11,424

Barrett Business Services, Inc.	31,542	1,250

CBIZ, Inc. *	124,951	2,614

Ennis, Inc.	326,652	6,134

FTI Consulting, Inc. *	263,043	31,505

Kforce, Inc.	72,529	1,855

Korn Ferry	313,992	7,636

TrueBlue, Inc. *	16,461	210

UniFirst Corp.	61,213	9,249

Viad Corp.	43,200	917
		72,794

Construction Materials – 0.8%

Boise Cascade Co.	152,281	3,621

Simpson Manufacturing Co., Inc.	159,610	9,893

Universal Forest Products, Inc.	88,496	3,291
		16,805

Consumer Products – 2.6%

Cal-Maine Foods, Inc.	101,961	4,484

Central Garden & Pet Co., Class A *	25,788	660

Darling Ingredients, Inc. *	793,992	15,221

Fresh Del Monte Produce, Inc.	28,842	796

Helen of Troy Ltd. *	73,105	10,529

Inter Parfums, Inc.	174,986	8,111

MGP Ingredients, Inc.	6,700	180

Nomad Foods Ltd. *	69,697	1,294

Phibro Animal Health Corp., Class A	7,848	190

Simply Good Foods (The) Co. *	83,560	1,609

Universal Corp.	236,058	10,436
		53,510

Consumer Services – 0.8%

Aaron’s, Inc.	279,325	6,363

Adtalem Global Education, Inc. *	308,012	8,252

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Consumer Services – 0.8% – continued

Laureate Education, Inc., Class A *	120,201	$1,263

Regis Corp. *	177,925	1,052
		16,930

Containers & Packaging – 0.1%

Myers Industries, Inc.	298,315	3,207

Design, Manufacturing & Distribution – 2.0%

Benchmark Electronics, Inc.	477,934	9,554

Fabrinet *	121,662	6,638

Plexus Corp. *	299,758	16,355

Sanmina Corp. *	69,804	1,904

Tech Data Corp. *	53,229	6,965
		41,416

Distributors - Consumer Staples – 0.4%

Andersons (The), Inc.	354,163	6,640

Core-Mark Holding Co., Inc.	81,477	2,328
		8,968

Distributors - Discretionary – 0.5%

ePlus, Inc. *	14,872	931

G-III Apparel Group Ltd. *	19,663	152

PC Connection, Inc.	250,263	10,313
		11,396

Electrical Equipment – 1.4%

Advanced Energy Industries, Inc. *	165,079	8,005

Belden, Inc.	203,989	7,360

KEMET Corp.	22,678	548

Littelfuse, Inc.	1,681	224

Watts Water Technologies, Inc., Class A	152,730	12,928
		29,065

Engineering & Construction Services – 0.6%

Aegion Corp. *	238,033	4,268

Dycom Industries, Inc. *	12,233	314

EMCOR Group, Inc.	46,304	2,839

KBR, Inc.	200,037	4,137

Primoris Services Corp.	20,643	328

TopBuild Corp. *	14,239	1,020
		12,906

Forest & Paper Products – 0.5%

Mercer International, Inc.	538,589	3,899

Neenah, Inc.	44,647	1,926

P.H. Glatfelter Co.	229,697	2,807

Schweitzer-Mauduit International, Inc.	41,068	1,142
		9,774

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Gaming, Lodging & Restaurants – 0.7%

Boyd Gaming Corp.	45,075	$650

Marriott Vacations Worldwide Corp.	125,618	6,982

Monarch Casino & Resort, Inc. *	24,064	675

St. Joe (The) Co. *	112,619	1,890

Texas Roadhouse, Inc.	91,090	3,762
		13,959

Hardware – 0.8%

ADTRAN, Inc.	185,668	1,426

Arlo Technologies, Inc. *	344,573	837

Knowles Corp. *	434,774	5,817

NETGEAR, Inc. *	174,001	3,974

NetScout Systems, Inc. *	133,793	3,167

PC-Tel, Inc. *	40,999	273

Plantronics, Inc.	40,048	403

TTM Technologies, Inc. *	41,002	424
		16,321

Health Care Facilities & Services – 1.6%

LHC Group, Inc. *	54,646	7,661

Magellan Health, Inc. *	212,271	10,212

MedCath Corp.(1) *	106,845	–

National HealthCare Corp.	45,655	3,275

Patterson Cos., Inc.	96,861	1,481

Select Medical Holdings Corp. *	318,182	4,773

Triple-S Management Corp., Class B *	367,135	5,177
		32,579

Home & Office Products – 1.4%

ACCO Brands Corp.	421,488	2,128

Beazer Homes U.S.A., Inc. *	202,441	1,304

Hooker Furniture Corp.	118,701	1,853

Interface, Inc.	23,773	180

KB Home	212,804	3,852

MDC Holdings, Inc.	171,828	3,986

Meritage Homes Corp. *	201,339	7,351

Steelcase, Inc., Class A	101,970	1,006

Taylor Morrison Home Corp. *	109,526	1,205

TRI Pointe Group, Inc. *	620,847	5,445
		28,310

Industrial Services – 0.2%

Applied Industrial Technologies, Inc.	32,101	1,468

Systemax, Inc.	14,894	264

Triton International Ltd.	77,378	2,002

WESCO International, Inc. *	64,605	1,476
		5,210

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Institutional Financial Services – 0.0%

Virtu Financial, Inc., Class A	36,663	$763

Insurance – 5.0%

American Equity Investment Life Holding Co.	494,016	9,288

AMERISAFE, Inc.	112,267	7,238

Argo Group International Holdings Ltd.	88,737	3,289

CNO Financial Group, Inc.	710,791	8,807

Employers Holdings, Inc.	327,899	13,283

Enstar Group Ltd. *	36,564	5,816

FBL Financial Group, Inc., Class A	83,704	3,906

GWG Holdings, Inc. *	7,314	74

Hanover Insurance Group (The), Inc.	17,026	1,542

Horace Mann Educators Corp.	386,010	14,124

Kemper Corp.	97,097	7,221

National General Holdings Corp.	132,684	2,196

NMI Holdings, Inc., Class A *	25,994	302

ProAssurance Corp.	110,445	2,761

Radian Group, Inc.	1,089,188	14,105

Selective Insurance Group, Inc.	102,886	5,113

United Fire Group, Inc.	147,958	4,825

Universal Insurance Holdings, Inc.	13,967	250
		104,140

Iron & Steel – 1.2%

Allegheny Technologies, Inc. *	684,731	5,820

Carpenter Technology Corp.	214,921	4,191

Cleveland-Cliffs, Inc.	744,088	2,939

Commercial Metals Co.	481,774	7,607

Schnitzer Steel Industries, Inc., Class A	81,919	1,068

Warrior Met Coal, Inc.	229,907	2,442
		24,067

Leisure Products – 0.4%

Acushnet Holdings Corp.	107,072	2,754

Callaway Golf Co.	522,363	5,338
		8,092

Machinery – 1.3%

Alamo Group, Inc.	30,927	2,746

Altra Industrial Motion Corp.	65,592	1,147

CIRCOR International, Inc. *	600	7

Columbus McKinnon Corp.	74,137	1,853

Curtiss-Wright Corp.	36,495	3,373

Federal Signal Corp.	24,037	656

Hollysys Automation Technologies Ltd.	24,175	312

Hyster-Yale Materials Handling, Inc.	5,071	203

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Machinery – 1.3% – continued

Kadant, Inc.	37,495	$2,799

Kennametal, Inc.	83,884	1,562

MTS Systems Corp.	6,263	141

Regal Beloit Corp.	102,094	6,427

Rexnord Corp.	41,657	944

SPX FLOW, Inc. *	17,023	484

Standex International Corp.	91,299	4,475
		27,129

Manufactured Goods – 0.3%

AZZ, Inc.	10,400	293

Chart Industries, Inc. *	111,832	3,241

EnPro Industries, Inc.	8,651	342

Gibraltar Industries, Inc. *	12,720	546

Timken (The) Co.	31,202	1,009
		5,431

Media – 1.8%

Entercom Communications Corp.,

Class A	319,722	547

EW Scripps (The) Co., Class A	734,971	5,542

Gannett Co., Inc.	23,733	35

Hemisphere Media Group, Inc. *	84,035	718

Meredith Corp.	214,395	2,620

New York Times (The) Co., Class A	150,240	4,614

Scholastic Corp.	374,405	9,543

Sinclair Broadcast Group, Inc., Class A	30,652	493

TEGNA, Inc.	1,137,444	12,352
		36,464

Medical Equipment & Devices – 2.5%

AngioDynamics, Inc. *	325,859	3,399

Avanos Medical, Inc. *	308,668	8,312

CONMED Corp.	129,692	7,428

CryoLife, Inc. *	333,314	5,640

Integer Holdings Corp. *	220,844	13,882

Luminex Corp.	193,354	5,323

Myriad Genetics, Inc. *	436,574	6,247

Natus Medical, Inc. *	22,145	512

Orthofix Medical, Inc. *	52,442	1,469
		52,212

Metals & Mining – 0.5%

Encore Wire Corp.	55,757	2,341

Kaiser Aluminum Corp.	111,212	7,705
		10,046

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Oil, Gas & Coal – 1.8%

Abraxas Petroleum Corp. *	183,307	$22

Arch Coal, Inc., Class A	82,222	2,376

Bonanza Creek Energy, Inc. *	178,300	2,006

CNX Resources Corp. *	89,644	477

CVR Energy, Inc.	34,786	575

Delek U.S. Holdings, Inc.	463,709	7,308

Diamond Offshore Drilling, Inc. *	377,157	690

Dril-Quip, Inc. *	198,924	6,067

Exterran Corp. *	142,204	683

Matador Resources Co. *	118,726	294

Matrix Service Co. *	246,978	2,339

Natural Gas Services Group, Inc. *	181,589	810

Newpark Resources, Inc. *	902,480	810

Oil States International, Inc. *	53,092	108

Par Pacific Holdings, Inc. *	55,970	397

Parsley Energy, Inc., Class A	97,280	557

PBF Energy, Inc., Class A	44,339	314

PDC Energy, Inc. *	419,231	2,603

Peabody Energy Corp.	245,326	712

Penn Virginia Corp. *	128,300	397

ProPetro Holding Corp. *	408,972	1,022

RPC, Inc.	672,500	1,385

SM Energy Co.	44,721	55

Southwestern Energy Co. *	787,530	1,331

Thermon Group Holdings, Inc. *	124,381	1,874

W&T Offshore, Inc. *	23,250	40

World Fuel Services Corp.	68,521	1,725
		36,977

Passenger Transportation – 0.2%

Hawaiian Holdings, Inc.	62,762	655

SkyWest, Inc.	73,420	1,923

Spirit Airlines, Inc. *	97,156	1,252
		3,830

Real Estate – 0.3%

McGrath RentCorp	101,880	5,336

Real Estate Investment Trusts – 11.5%

Acadia Realty Trust	317,692	3,936

Agree Realty Corp.	177,845	11,009

American Assets Trust, Inc.	95,078	2,377

Apple Hospitality REIT, Inc.	92,283	846

Blackstone Mortgage Trust, Inc., Class A	309,158	5,756

Brandywine Realty Trust	71,525	752

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Real Estate Investment Trusts – 11.5% – continued

Capstead Mortgage Corp.	847,585	$3,560

CareTrust REIT, Inc.	231,500	3,424

Chatham Lodging Trust	209,659	1,245

City Office REIT, Inc.	78,400	567

CorEnergy Infrastructure Trust, Inc.	41,427	761

Corporate Office Properties Trust	103,192	2,284

Cousins Properties, Inc.	436,648	12,781

DiamondRock Hospitality Co.	1,655,568	8,410

Exantas Capital Corp.	520,780	1,437

First Industrial Realty Trust, Inc.	392,418	13,040

Franklin Street Properties Corp.	201,342	1,154

Getty Realty Corp.	97,800	2,322

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	65,143	1,330

Healthcare Realty Trust, Inc.	441,990	12,345

Hersha Hospitality Trust	49,956	179

Independence Realty Trust, Inc.	182,539	1,632

Industrial Logistics Properties Trust	121,414	2,130

Kite Realty Group Trust	80,751	765

Ladder Capital Corp.	566,091	2,683

Lexington Realty Trust	239,729	2,380

Life Storage, Inc.	18,636	1,762

LTC Properties, Inc.	119,300	3,686

Mack-Cali Realty Corp.	435,112	6,627

MFA Financial, Inc.	837,952	1,299

Monmouth Real Estate Investment Corp.	78,327	944

National Health Investors, Inc.	168,415	8,340

New York Mortgage Trust, Inc.	347,943	539

Office Properties Income Trust	62,820	1,712

One Liberty Properties, Inc.	121,339	1,690

Orchid Island Capital, Inc.	857,544	2,530

Park Hotels & Resorts, Inc.	437,538	3,461

Physicians Realty Trust	661,333	9,219

Piedmont Office Realty Trust, Inc., Class A	504,321	8,906

PotlatchDeltic Corp.	268,586	8,431

PS Business Parks, Inc.	70,441	9,546

Ready Capital Corp.	413,412	2,985

Retail Opportunity Investments Corp.	45,039	373

Retail Properties of America, Inc., Class A	87,934	455

Rexford Industrial Realty, Inc.	32,483	1,332

RLJ Lodging Trust	917,230	7,081

RPT Realty	793,883	4,787

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Real Estate Investment Trusts – 11.5% – continued

Sabra Health Care REIT, Inc.	667,666	$7,291

Service Properties Trust	65,844	356

Spirit Realty Capital, Inc.	34,167	893

STAG Industrial, Inc.	538,716	12,132

Summit Hotel Properties, Inc.	313,547	1,323

Sunstone Hotel Investors, Inc.	1,162,039	10,121

Terreno Realty Corp.	166,875	8,636

Washington Prime Group, Inc.	566,819	456

Washington Real Estate Investment Trust	196,430	4,689

Weingarten Realty Investors	216,884	3,130

Xenia Hotels & Resorts, Inc.	440,939	4,542
		238,379

Recreational Facilities & Services – 0.2%

Marcus (The) Corp.	319,528	3,937

Renewable Energy – 0.8%

Canadian Solar, Inc. *	23,436	373

EnerSys	130,367	6,456

Green Plains, Inc.	219,795	1,066

Renewable Energy Group, Inc. *	148,298	3,045

REX American Resources Corp. *	108,414	5,042
		15,982

Retail - Consumer Staples – 0.2%

Ingles Markets, Inc., Class A	35,055	1,268

PriceSmart, Inc.	22,366	1,175

SpartanNash Co.	18,408	264

Village Super Market, Inc., Class A	38,861	955

Weis Markets, Inc.	27,012	1,125
		4,787

Retail - Discretionary – 3.1%

Abercrombie & Fitch Co., Class A	27,249	248

American Eagle Outfitters, Inc.	180,250	1,433

AutoNation, Inc. *	36,787	1,032

BMC Stock Holdings, Inc. *	283,971	5,035

Boot Barn Holdings, Inc. *	80,448	1,040

Builders FirstSource, Inc. *	117,929	1,442

Caleres, Inc.	113,149	588

Chico’s FAS,Inc.	51,202	66

Children’s Place (The), Inc.	26,576	520

Citi Trends, Inc.	43,770	390

Conn’s, Inc. *	64,764	271

Designer Brands, Inc., Class A	400,939	1,997

Dick’s Sporting Goods, Inc.	33,130	704

Dillard’s, Inc., Class A	9,805	362

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Retail - Discretionary – 3.1% – continued

Ethan Allen Interiors, Inc.	150,828	$1,541

Foot Locker, Inc.	48,558	1,071

Genesco, Inc. *	150,252	2,004

Group 1 Automotive, Inc.	257,783	11,409

Haverty Furniture Cos., Inc.	189,720	2,256

La-Z-Boy, Inc.	292,242	6,006

Lithia Motors,Inc.,Class A	22,797	1,865

Office Depot, Inc.	2,063,043	3,383

Penske Automotive Group, Inc.	34,043	953

Rush Enterprises, Inc., Class A	256,993	8,203

Shoe Carnival, Inc.	248,618	5,164

Sonic Automotive, Inc., Class A	413,065	5,486
		64,469

Semiconductors – 2.6%

Amkor Technology, Inc. *	1,142,865	8,903

Cirrus Logic, Inc. *	60,968	4,001

Cohu, Inc.	113,743	1,408

CTS Corp.	385,248	9,589

Diodes, Inc. *	174,449	7,089

FormFactor, Inc. *	120,407	2,419

II-VI, Inc. *	274,310	7,818

Kulicke & Soffa Industries, Inc.	28,289	590

Onto Innovation, Inc. *	9,519	283

Photronics, Inc. *	477,590	4,900

Power Integrations, Inc.	35,486	3,135

Semtech Corp. *	50,357	1,888

Vishay Intertechnology, Inc.	188,133	2,711
		54,734

Software – 0.4%

Allscripts Healthcare Solutions, Inc. *	174,772	1,231

Digi International, Inc. *	101,975	973

Ebix, Inc.	57,060	866

Progress Software Corp.	142,662	4,565
		7,635

Specialty Finance – 1.4%

Encore Capital Group, Inc. *	152,754	3,572

Enova International, Inc. *	69,778	1,011

Essent Group Ltd.	39,303	1,035

First American Financial Corp.	60,294	2,557

GATX Corp.	208,917	13,070

Marlin Business Services Corp.	35,711	399

Nelnet, Inc., Class A	93,090	4,227

Ocwen Financial Corp. *	123,723	62

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.2% – continued

Specialty Finance – 1.4% – continued

On Deck Capital, Inc. *	640,966	$987

Walker & Dunlop, Inc.	12,336	497

World Acceptance Corp. *	24,397	1,332
		28,749

Technology Services – 3.0%

CSG Systems International, Inc.	32,705	1,369

ICF International, Inc.	74,701	5,132

Insight Enterprises, Inc. *	526,284	22,172

LiveRamp Holdings, Inc. *	279,437	9,199

ManTech International Corp., Class A	213,868	15,542

Perficient, Inc. *	186,749	5,059

Sykes Enterprises, Inc. *	144,016	3,906
		62,379

Telecom – 1.1%

ATN International, Inc.	31,119	1,827

EchoStar Corp., Class A *	19,313	617

Iridium Communications, Inc. *	556,196	12,420

Shenandoah Telecommunications Co.	53,333	2,627

Telephone & Data Systems, Inc.	257,836	4,321

United States Cellular Corp. *	20,882	612
		22,424

Transportation & Logistics – 2.2%

ArcBest Corp.	86,072	1,508

Ardmore Shipping Corp.	241,373	1,267

DHT Holdings, Inc.	807,668	6,195

Echo Global Logistics, Inc. *	111,935	1,912

Frontline Ltd.	754,341	7,249

GasLog Ltd.	32,337	117

Matson, Inc.	60,691	1,858

Navigator Holdings Ltd. *	217,162	969

Saia, Inc. *	108,317	7,966

Schneider National, Inc., Class B	37,900	733

SEACOR Holdings, Inc. *	46,768	1,261

SFL Corp. Ltd.	1,241,541	11,757

Teekay Corp. *	41,912	132

Werner Enterprises, Inc.	100,930	3,660
		46,584

Transportation Equipment – 0.0%

Wabash National Corp.	23,096	167

Utilities – 7.2%

ALLETE, Inc.	124,940	7,581

Black Hills Corp.	162,491	10,404

El Paso Electric Co.	122,022	8,293

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS - 92.2% – continued

Utilities – 7.2% – continued

National Fuel Gas Co.	34,374	$1,282

New Jersey Resources Corp.	236,700	8,041

NorthWestern Corp.	315,479	18,875

ONE Gas, Inc.	164,703	13,773

Ormat Technologies, Inc.	20,308	1,374

Otter Tail Corp.	204,958	9,112

PNM Resources, Inc.	438,809	16,675

Portland General Electric Co.	345,787	16,577

SJW Group	8,849	511

Southwest Gas Holdings, Inc.	303,457	21,109

Spire, Inc.	169,447	12,620

Unitil Corp.	45,700	2,391
		148,618

Waste & Environment Services & Equipment – 0.4%

Clean Harbors, Inc. *	22,638	1,162

Tetra Tech, Inc.	117,051	8,266
		9,428
Total Common Stocks
(Cost $2,058,513)		1,914,069

MASTER LIMITED PARTNERSHIPS – 0.2%

Asset Management – 0.2%

Compass Diversified Holdings	368,488	4,938
Total Master Limited Partnerships
(Cost $4,822)		4,938

RIGHTS – 0.0%

Chemicals – 0.0%

A. Schulman, Inc. (Contingent Value Rights) (2)*	237,199	124
Total Rights
(Cost $475)		124

OTHER – 0.0%

Escrow Calamos Asset Management, Inc. (1)*	8,063	—

Escrow DLB Oil & Gas (1)*	2,100	—

Escrow Spirit MTA REIT (2)*	17,083	13
Total Other
(Cost $13)		13

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (3)(4)	136,890,295	$136,890
Total Investment Companies
(Cost $136,890)		136,890

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 1.47%, 7/16/20 (5)(6)	$7,359	$7,357
Total Short-Term Investments
(Cost $7,327)		7,357

Total Investments – 99.3%
(Cost $2,208,040)		2,063,391

Other Assets less Liabilities – 0.7%		13,509
NET ASSETS – 100.0%		$2,076,900

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Level 3 asset.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2020 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC - Public Limited Company

REIT - Real Estate Investment Trust S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini Russell 2000 Index	2,239	$128,474	Long	6/20	$3,336

E-Mini S&P 500	247	31,736	Long	6/20	580

Total					$3,916

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	3.2%
Consumer Discretionary	7.7
Consumer Staples	2.8
Energy	3.8
Financials	28.7
Health Care	5.4
Industrials	13.6
Information Technology	10.9
Materials	4.5
Real Estate	11.6
Utilities	7.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,914,069	$–	$–	$1,914,069
Master Limited
Partnerships (1)	4,938	–	–	4,938
Rights (1)	–	–	124	124
Other	–	–	13	13
Investment Companies	136,890	–	–	136,890
Short-Term Investments	–	7,357	–	7,357
Total Investments	$2,055,897	$7,357	$137	$2,063,391

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$3,916	$–	$–	$3,916

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3%

Aerospace & Defense – 1.3%

Lockheed Martin Corp.	4,094	$1,388

Apparel & Textile Products – 1.8%

Hanesbrands, Inc.	56,228	442

NIKE, Inc., Class B	12,145	1,005

VF Corp.	8,611	466
		1,913

Asset Management – 1.7%

Ameriprise Financial, Inc.	5,257	539

Charles Schwab (The) Corp.	21,556	724

T. Rowe Price Group, Inc.	5,835	570
		1,833

Automotive – 0.2%

Aptiv PLC	4,525	223

Banking – 4.2%

Bank of America Corp.	36,347	772

Citigroup, Inc.	31,746	1,337

Comerica, Inc.	1,402	41

First Republic Bank	1,278	105

JPMorgan Chase & Co.	18,443	1,661

SVB Financial Group *	433	65

Zions Bancorp N.A.	15,947	427
		4,408

Biotechnology & Pharmaceuticals – 9.7%

AbbVie, Inc.	9,875	752

Amgen, Inc.	9,727	1,972

Biogen, Inc. *	2,325	735

Bristol-Myers Squibb Co.	4,693	262

Eli Lilly & Co.	7,316	1,015

Gilead Sciences, Inc.	19,446	1,454

Johnson & Johnson	8,904	1,167

Merck & Co., Inc.	34,788	2,677

Pfizer, Inc.	7,992	261
		10,295

Chemicals – 0.7%

3M Co.	888	121

Ecolab, Inc.	3,382	527

PPG Industries, Inc.	427	36
		684

Commercial Services – 0.6%

ManpowerGroup, Inc.	8,128	430

Robert Half International, Inc.	4,761	180
		610

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3% – continued

Consumer Products – 7.1%

Clorox (The) Co.	3,702	$641

Coca-Cola (The) Co.	7,565	335

Colgate-Palmolive Co.	14,600	969

General Mills, Inc.	17,864	943

Herbalife Nutrition Ltd. *	1,642	48

Kellogg Co.	7,740	464

Kimberly-Clark Corp.	4,830	618

PepsiCo, Inc.	14,443	1,734

Procter & Gamble (The) Co.	16,003	1,760
		7,512

Design, Manufacturing & Distribution – 0.1%

Avnet, Inc.	4,339	109

Distributors – Consumer Staples – 0.4%

Bunge Ltd.	9,645	396

Electrical Equipment – 2.9%

Acuity Brands, Inc.	4,933	423

General Electric Co.	33,434	265

Honeywell International, Inc.	7,124	953

Johnson Controls International PLC	20,627	556

Lennox International, Inc.	353	64

Rockwell Automation, Inc.	3,872	584

Trane Technologies PLC	2,878	238
		3,083

Forest & Paper Products – 0.3%

Domtar Corp.	15,680	339

Gaming, Lodging & Restaurants – 0.6%

Domino’s Pizza, Inc.	816	264

Marriott International, Inc., Class A	4,824	361
		625

Hardware – 8.1%

Apple, Inc.	24,570	6,248

Cisco Systems, Inc.	18,398	723

F5 Networks, Inc. *	379	40

HP, Inc.	28,729	499

Motorola Solutions, Inc.	2,792	371

Xerox Holdings Corp.	5,174	98

Zebra Technologies Corp., Class A *	3,015	554
		8,533

Health Care Facilities & Services – 3.7%

AmerisourceBergen Corp.	4,759	421

Cardinal Health, Inc.	16,208	777

HCA Healthcare, Inc.	3,878	348

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3% – continued

Health Care Facilities & Services – 3.7% – continued

Henry Schein, Inc. *	12,069	$610

Humana, Inc.	2,243	704

Molina Healthcare, Inc. *	3,383	473

UnitedHealth Group, Inc.	2,345	585
		3,918

Home & Office Products – 0.2%

Tempur Sealy International, Inc. *	1,564	68

Toll Brothers, Inc.	5,115	99
		167

Industrial Services – 0.6%

W.W. Grainger, Inc.	2,494	620

Institutional Financial Services – 1.1%

Bank of New York Mellon (The) Corp.	7,403	250

Goldman Sachs Group (The), Inc.	4,658	720

Morgan Stanley	2,973	101

State Street Corp.	1,583	84
		1,155

Insurance – 1.7%

Allstate (The) Corp.	6,190	568

Aon PLC	4,134	682

Loews Corp.	3,197	111

Marsh & McLennan Cos., Inc.	1,190	103

Travelers (The) Cos., Inc.	3,821	380
		1,844

Iron & Steel – 0.0%

Nucor Corp.	1,017	37

Machinery – 2.3%

AGCO Corp.	2,029	96

Caterpillar, Inc.	9,377	1,088

Illinois Tool Works, Inc.	4,349	618

Ingersoll Rand, Inc. *	2,539	63

Oshkosh Corp. (New York Exchange)	8,633	555
		2,420

Media – 7.3%

Alphabet, Inc., Class A *	2,739	3,183

Alphabet, Inc., Class C *	1,210	1,407

Booking Holdings, Inc. *	294	395

Facebook, Inc., Class A *	7,752	1,293

John Wiley & Sons, Inc., Class A	13,370	501

New York Times (The) Co., Class A	23,271	715

Sirius XM Holdings, Inc.	51,558	255
		7,749

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3% – continued

Medical Equipment & Devices – 3.8%

Abbott Laboratories	1,384	$109

Agilent Technologies, Inc.	10,594	759

Hologic, Inc. *	8,872	311

IDEXX Laboratories, Inc. *	1,800	436

Medtronic PLC	3,775	341

Mettler-Toledo International, Inc. *	1,101	760

ResMed, Inc.	2,195	323

Thermo Fisher Scientific, Inc.	1,281	363

Waters Corp. *	3,618	659
		4,061

Metals & Mining – 0.5%

Royal Gold, Inc.	6,432	564

Oil, Gas & Coal – 1.3%

Baker Hughes Co.	33,549	352

ConocoPhillips	13,807	425

Phillips 66	4,154	223

Schlumberger Ltd.	3,123	42

Valero Energy Corp.	7,415	337
		1,379

Real Estate Investment Trusts – 4.8%

American Tower Corp.	7,528	1,639

AvalonBay Communities, Inc.	2,962	436

Boston Properties, Inc.	1,647	152

Corporate Office Properties Trust	11,388	252

Host Hotels & Resorts, Inc.	5,591	62

Jones Lang LaSalle, Inc.	1,008	102

Kilroy Realty Corp.	9,258	590

Prologis, Inc. (New York Exchange)	20,293	1,631

Simon Property Group, Inc.	591	32

UDR, Inc.	1,317	48

Welltower, Inc. (New York Exchange)	2,352	108
		5,052

Retail – Consumer Staples – 0.3%

Kroger (The) Co.	10,658	321

Retail – Discretionary – 6.4%

Amazon.com, Inc. *	979	1,909

Best Buy Co., Inc.	9,772	557

eBay, Inc.	12,282	369

Foot Locker, Inc.	3,210	71

Home Depot (The), Inc.	13,490	2,519

Lowe’s Cos., Inc.	11,622	1,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

U.S. QUALITY ESG FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3% – continued

Retail – Discretionary – 6.4% – continued

Tractor Supply Co.	612	$52

Williams-Sonoma, Inc.	6,901	293
		6,770

Semiconductors – 3.6%

Applied Materials, Inc.	13,044	598

Intel Corp.	10,270	556

Lam Research Corp.	287	69

NVIDIA Corp.	3,556	937

Texas Instruments, Inc.	15,933	1,592
		3,752

Software – 8.8%

Activision Blizzard, Inc.	3,235	192

Adobe, Inc. (NASDAQ Exchange) *	960	306

Cadence Design Systems, Inc. *	7,785	514

Citrix Systems, Inc.	2,163	306

Electronic Arts, Inc. *	3,618	362

Intuit, Inc. (NASDAQ Exchange)	4,046	931

Manhattan Associates, Inc. *	2,641	132

Microsoft Corp.	34,754	5,481

Oracle Corp.	6,844	331

Veeva Systems, Inc., Class A *	814	127

VMware, Inc., Class A *	5,436	658
		9,340

Specialty Finance – 5.9%

Ally Financial, Inc.	23,397	338

American Express Co.	11,669	999

Jack Henry & Associates, Inc.	841	130

Mastercard, Inc., Class A	15,470	3,737

Visa, Inc., Class A	4,642	748

Western Union (The) Co.	13,609	247
		6,199

Technology Services – 3.5%

Accenture PLC, Class A	7,055	1,152

Broadridge Financial Solutions, Inc. ADR	2,361	224

Cognizant Technology Solutions Corp., Class A	693	32

FactSet Research Systems, Inc.	2,902	756

International Business Machines Corp.	9,469	1,050

Moody’s Corp.	1,294	274

S&P Global, Inc.	852	209
		3,697

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.3% – continued

Telecom – 1.0%

AT&T, Inc.	15,476	$451

Verizon Communications, Inc.	10,997	591
		1,042

Transportation & Logistics – 0.6%

Expeditors International of Washington, Inc.	9,596	640

Transportation Equipment – 0.7%

Allison Transmission Holdings, Inc.	1,904	62

Cummins, Inc.	4,964	672
		734

Utilities – 1.5%

AES Corp.	7,675	104

Exelon Corp.	21,539	793

IDACORP, Inc.	1,062	93

NextEra Energy, Inc.	2,339	563
		1,553
Total Common Stocks
(Cost $113,762)		104,965

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (1)(2)	535,885	536
Total Investment Companies
(Cost $536)		536

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 1.42%, 7/16/20 (3)(4)	$135	$135
Total Short-Term Investments
(Cost $135)		135

Total Investments – 99.9%
(Cost $114,433)		105,636

Other Assets less Liabilities – 0.1%		138
NET ASSETS – 100.0%		$105,774

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2020 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

PLC – Public Limited Company

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini S&P 500	5	$642	Long	6/20	$34

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	8.5%
Consumer Discretionary	9.6
Consumer Staples	7.9
Energy	1.3
Financials	11.3
Health Care	17.5
Industrials	9.2
Information Technology	27.0
Materials	1.4
Real Estate	4.8
Utilities	1.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$104,965	$–	$–	$104,965
Investment Companies	536	–	–	536
Short-Term Investments	–	135	–	135
Total Investments	$105,501	$135	$–	$105,636

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$34	$–	$–	$34

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core, Large Cap Value, Small Cap Core, Small Cap Value and U.S. Quality ESG Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2020

otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2020, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Income Equity	Long and Short	Liquidity

International Equity	Long	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Small Cap Core	Long	Liquidity

Small Cap Value	Long	Liquidity

U.S. Quality ESG	Long	Liquidity

At March 31, 2020, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Income Equity, Large Cap Core, Large Cap Value, Small Cap Core, Small Cap Value and U.S. Quality ESG Funds was approximately $385,000, $345,000, $150,000, $1,257,000, $7,357,000 and $135,000, respectively. At March 31, 2020, the value of cash to cover margin requirement for open positions for the Small Cap Core and Small Cap Value Funds was approximately $50,000 and $2,114,000, respectively. At March 31, 2020, the aggregate fair value of foreign currencies to cover margin requirements for open positions for the International Equity Fund was approximately $212,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on options written on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperformance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 11.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2020.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Fund is authorized to waive the redemption fee for certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the International Equity Fund were less than $1,000 for the fiscal years ended March 31, 2020 and March 31, 2019. These amounts are included in Payments for Shares Redeemed in Note 9—Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Income Equity	Monthly

International Equity	Annually

Large Cap Core	Quarterly

Large Cap Value	Annually

Small Cap Core	Annually

Small Cap Value	Annually

U.S. Quality ESG	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These

EQUITY FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2020

reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2020, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)

International Equity	$182	$(182)

Small Cap Core	267	(267)

Small Cap Value	(1,701)	1,701

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period from November 1, 2019 through March 31, 2020, the following Fund incurred net capital losses and/or late year ordinary losses for which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Income Equity	$626

Large Cap Core	1,125

Small Cap Value	36,806

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2020, the Large Cap Value Fund utilized approximately $1,239,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

International Equity	$14,978	$19,149

Large Cap Value	–	2,361

Small Cap Core	2,190	–

U.S. Quality ESG	702	–

At March 31, 2020, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Income Equity	$65	$–	$ 13,275

International Equity	5,764	–	(34,504)

Large Cap Core	94	–	17,907

Large Cap Value	710	–	(14,922)

Small Cap Core	3,469	–	37,476

Small Cap Value	6,576	–	(150,585)

U.S. Quality ESG	10	–	(9,400)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Income Equity	$3,527	$12,000

International Equity	6,938	–

Large Cap Core	4,473	5,400

Large Cap Value	1,500	–

Small Cap Core	3,428	25,869

Small Cap Value	38,800	170,000

U.S. Quality ESG	1,598	425

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Income Equity	$4,786	$21,474

International Equity	5,000	–

Large Cap Core	4,363	2,200

Large Cap Value	1,300	–

Small Cap Core	2,724	2,175

Small Cap Value	21,227	270,107

U.S. Quality ESG	480	252

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2020, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

During the fiscal year ended March 31, 2020, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Income Equity	$375	2.71%

International Equity	575	3.32

Large Cap Core	208	2.47

Large Cap Value	550	2.95

U.S. Quality ESG	450	2.69

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2020. There were no outstanding loan amounts at March 31, 2020.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

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MARCH 31, 2020

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the U.S. Quality ESG Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

International Equity	0.48%	0.50%

Large Cap Core	0.44%	0.45%

Large Cap Value	0.53%	0.55%

Small Cap Core	0.63%	0.65%

Small Cap Value	0.95%	1.00%

U.S. Quality ESG	0.41%	0.43%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION

Income Equity	0.95%	0.922%	0.894%	1.00%

The contractual reimbursement arrangements of each Fund are expected to continue until at least July 31, 2020. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. LITIGATION PROCEEDS

The Income Equity Fund accepted and recognized settlement proceeds on April 30, 2019 related to a class action claim of a common trust fund that converted into the Fund. The settlement proceeds in the amount of approximately $1,155,000 is included

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NOTES TO THE FINANCIAL STATEMENTS continued

in Net realized gains (losses) on Investments on the Statements of Operations for the year ended March 31, 2020 and the Statements of Changes in Net Assets as of March 31, 2020.

During the fiscal year ended March 31, 2019, the Income Equity Fund received proceeds of approximately $772,000 relating to class action proceeds. The proceeds have been included in Net realized gains (losses) on Investments on the Statements of Changes in Net Assets.

7. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2020, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2020, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

8. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Income Equity	$–	$135,713	$–	$188,728

International Equity	–	60,221	–	99,919

Large Cap Core	–	89,020	–	145,544

Large Cap Value	–	54,916	–	81,837

Small Cap Core	–	82,514	–	83,125

Small Cap Value	–	396,168	–	511,750

U.S. Quality ESG	–	97,500	–	19,222

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REITs and PFICs.

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Income Equity	$ 20,141	$ (6,866)	$ 13,275	$ 102,745
International Equity	4,463	(38,950)	(34,487)	155,706
Large Cap Core	33,394	(15,486)	17,908	148,581
Large Cap Value	339	(15,261)	(14,922)	60,718
Small Cap Core	88,067	(50,591)	37,476	307,145
Small Cap Value	386,384	(536,968)	(150,584)	2,217,891
U.S. Quality ESG	5,066	(14,467)	(9,401)	115,071

9. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	853	$11,215	1,029	$13,735	(5,287)	$(66,542)	(3,405)	$(41,592)

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EQUITY FUNDS

MARCH 31, 2020

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Equity	925	$7,805	119	$1,126	(5,694)	$(48,699)	(4,650)	$(39,768)
Large Cap Core	773	15,144	423	8,358	(3,854)	(73,541)	(2,658)	(50,039)
Large Cap Value	494	8,307	80	1,432	(2,222)	(37,208)	(1,648)	(27,469)
Small Cap Core	3,545	87,363	1,008	26,505	(4,062)	(97,291)	491	16,577
Small Cap Value	39,343	707,015	9,821	202,616	(42,589)	(808,797)	6,575	100,834
U.S. Quality ESG	7,433	85,305	46	562	(529)	(6,278)	6,950	79,589

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	1,391	$19,495	1,981	$23,113	(4,437)	$(59,901)	(1,065)	$(17,293)
International Equity	3,014	26,808	92	771	(7,212)	(67,126)	(4,106)	(39,547)
Large Cap Core	1,116	21,049	289	5,274	(1,705)	(32,735)	(300)	(6,412)
Large Cap Value	651	10,110	69	997	(1,181)	(19,193)	(461)	(8,086)
Small Cap Core	3,812	96,051	160	3,564	(4,250)	(110,354)	(278)	(10,739)
Small Cap Value	24,406	535,657	15,846	282,541	(48,755)	(1,103,631)	(8,503)	(285,433)
U.S. Quality ESG	3,017	32,827	37	365	(1,814)	(19,617)	1,240	13,575

10. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Income Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$2,160	$32,998	$33,392	$–	$–	$20	$1,766	1,765,821

International Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	533	26,463	25,461	–	–	8	1,535	1,535,301

Large Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	797	37,083	34,906	–	–	19	2,974	2,973,690

Large Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	2,347	14,865	16,436	–	–	16	776	775,861

Small Cap Core	Northern Institutional Funds - U.S. Government Portfolio (Shares)	18,301	90,656	97,568	–	–	303	11,389	11,389,198

Small Cap Value	Northern Institutional Funds - U.S. Government Portfolio (Shares)	101,339	416,060	380,509	–	–	1,953	136,890	136,890,295

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

U.S. Quality ESG	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$10	$82,572	$82,046	$–	$–	$27	$536	535,885

11. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2020:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Income Equity	Equity contracts	Net Assets – Net unrealized appreciation	$184	*	Net Assets – Net unrealized depreciation	$–

	Equity contracts				Outstanding options written, at value	(16)

International Equity	Equity contracts	Net Assets – Net unrealized appreciation	351	*	Net Assets – Net unrealized depreciation	–

Large Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	115	*	Net Assets – Net unrealized depreciation	–

Large Cap Value	Equity contracts	Net Assets – Net unrealized appreciation	41	*	Net Assets – Net unrealized depreciation	–

Small Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	525	*	Net Assets – Net unrealized depreciation	–

Small Cap Value	Equity contracts	Net Assets – Net unrealized appreciation	3,916	*	Net Assets – Net unrealized depreciation	–

U.S. Quality ESG	Equity contracts	Net Assets – Net unrealized appreciation	34	*	Net Assets – Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2020:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(791)

	Equity contracts	Net realized gains (losses) on options written	259

International Equity	Equity contracts	Net realized gains (losses) on futures contracts	(401)

Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	(832)

Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	(178)

Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	(2,400)

Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	1,467

U.S. Quality ESG	Equity contracts	Net realized gains (losses) on futures contracts	(171)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$144

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MARCH 31, 2020

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

	Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$2

International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	330

Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	95

Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1

Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	346

Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	2,537

U.S. Quality ESG	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	34

Volume of derivative activity for the fiscal year ended March 31, 2020*:

	EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Income Equity	122	$594

International Equity	191	278

Large Cap Core	59	634

Large Cap Value	50	315

Small Cap Core	75	1,675

Small Cap Value	157	4,972

U.S. Quality ESG	22	736

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures and written option equity contracts.
**	Amounts in thousands.

12. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

13. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy. On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011, the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. et al. v. Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which was granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. The Second Circuit has not taken any further action.

The motion to dismiss the Committee Action was also granted by the District Court. The Plaintiff in the Committee Action also sought from the District Court leave to amend the complaint with an additional claim for constructive fraudulent transfer based upon the decision in Merit Management. The motion for leave to amend was denied on April 23, 2019. On June 13, 2019, the District Court entered a final judgment on the claim dismissed. On July 12, 2019, the Trustee filed a notice of appeal stating that it was appealing the final judgment and the April 23, 2019 decision and related orders to the Second Circuit Court of Appeals. Briefing on the appeal has been scheduled for early 2020.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Core Fund and Small Cap Value Fund (together, the “Funds”). The claim stems from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The Funds allegedly received the following amounts as a result of the Transactions: Small Cap Core Fund ($134,265) and Small Cap Value Fund ($4,010,685). The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. The Funds intend to vigorously defend themselves against this action.

14. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

15. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

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EQUITY FUNDS

MARCH 31, 2020

16. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and U.S. Quality ESG Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, and Small Cap Value Fund; the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from October 2, 2017 (commencement of operations) through March 31, 2018, for U.S. Quality ESG Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Value Fund, Small Cap Core Fund, and Small Cap Value Fund as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Quality ESG Fund as of March 31, 2020, and the results of its operations for the year ended March 31, 2020, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 2, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2020 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2019, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Income Equity	$0.898313
Large Cap Core	0.458920
Small Cap Core	1.461973
Small Cap Value	1.187268
U.S. Quality ESG	0.044742

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2020 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Income Equity	100.00%
Large Cap Core	100.00%
Large Cap Value	100.00%
Small Cap Core	100.00%
Small Cap Value	85.07%
U.S. Quality ESG	100.00%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
International Equity	$0.0346	$0.3708

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2020, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2019:

QDI PERCENTAGE
Income Equity	100.00%
International Equity	98.37%
Large Cap Core	100.00%
Large Cap Value	100.00%
Small Cap Core	100.00%
Small Cap Value	100.00%
U.S. Quality ESG	100.00%

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2020 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 13-14, 2019, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from December 1, 2018 to September 30, 2019 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

FUND EXPENSES	MARCH 31, 2020 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 – 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 76), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 80), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	1.02%	$1,000.00	$832.40	$4.67
Hypothetical	1.02%	$1,000.00	$1,019.90	$5.15

INTERNATIONAL EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.59%	$1,000.00	$805.10	$2.66
Hypothetical	0.59%	$1,000.00	$1,022.05	$2.98

LARGE CAP CORE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.46%	$1,000.00	$857.90	$2.14
Hypothetical	0.46%	$1,000.00	$1,022.70	$2.33

LARGE CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.54%	$1,000.00	$762.60	$2.38
Hypothetical	0.54%	$1,000.00	$1,022.30	$2.73

SMALL CAP CORE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.65%	$1,000.00	$763.00	$2.86
Hypothetical	0.65%	$1,000.00	$1,021.75	$3.29

SMALL CAP VALUE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	1.00%	$1,000.00	$699.60	$4.25
Hypothetical	1.00%	$1,000.00	$1,020.00	$5.05

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES (continued)	MARCH 31, 2020 (UNAUDITED)

U.S. QUALITY ESG
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.43%	$1,000.00	$885.00	$2.03
Hypothetical	0.43%	$1,000.00	$1,022.85	$2.17

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TRUSTEES AND OFFICERS

MARCH 31, 2020 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act” ).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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EQUITY FUNDS

MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

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EQUITY FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

INCOME EQUITY FUND[2]	SMALL CAP CORE FUND[2,6]
INTERNATIONAL EQUITY FUND[1,2,3,4,5,6]	SMALL CAP VALUE FUND[2,6]
LARGE CAP CORE FUND[2,4,5]	U.S. QUALITY ESG FUND[2,4,5,7]
LARGE CAP VALUE FUND[2,4,5,6]

1  Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Environmental, Social and Governance (ESG) Investing Risk: The risk stemming from the environmental, social and governance factors that the Fund applies in selecting securities. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forgo certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have a societal impact outcome, but investors may differ in their views of what constitutes positive or negative societal impact outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND
Ticker Symbol: NOEMX

45	GLOBAL REAL ESTATE INDEX FUND
Ticker Symbol: NGREX

56	GLOBAL SUSTAINABILITY INDEX FUND
Ticker Symbol: NSRIX

68	INTERNATIONAL EQUITY INDEX FUND
Ticker Symbol: NOINX

82	MID CAP INDEX FUND
Ticker Symbol: NOMIX

89	SMALL CAP INDEX FUND
Ticker Symbol: NSIDX

115	STOCK INDEX FUND
Ticker Symbol: NOSIX

123	NOTES TO THE FINANCIAL STATEMENTS

137	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

138	TAX INFORMATION

139	LIQUIDITY RISK MANAGEMENT PROGRAM

140	FUND EXPENSES

142	TRUSTEES AND OFFICERS

146	INVESTMENT CONSIDERATIONS

148	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND

(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Emerging Markets Equity Index Fund returned -18.36% during the 12-month reporting period ended March 31, 2020, compared with a return of -17.69% for its benchmark, the MSCI Emerging Markets Index. Emerging market equities lagged their developed market counterparts, as gauged by the -10.39% return of the MSCI World Index.

Emerging markets underperformed during the first nine months of the 12-month period, reflecting investor concerns regarding global trade policies, geopolitical uncertainty and the strengthening U.S. dollar. These worries were quickly overshadowed in the first quarter of 2020 once China was affected by the outbreak of COVID-19, putting additional pressure on stock prices. The subsequent spread of the virus across the globe caused many governments to lock down their economies, weighing heavily on the outlook for economic growth and corporate earnings. In addition, a breakdown in the talks between Saudi Arabia and Russia led to an in increase in crude oil supply, causing oil prices to collapse. These events contributed to weak performance for all sectors, with the most pronounced downturns occurring in energy and financials. A strong rally in the U.S. dollar also weighed on the emerging markets during the final three months of the 12-month period.

For the 12-month period ended March 31, 2020, information technology and consumer discretionary were the top-performing sectors in the benchmark index with returns of 3.93% and -7.93%, respectively. Energy and materials were the bottom performers in the benchmark index amid the broad decline in commodity prices, returning -35.35% and -30.98%, respectively. Taiwan and China were the best performers in the benchmark index at the country level, with returns of 2.33% and -5.46%, respectively, while Argentina and Columbia were the most notable laggards in the benchmark index with returns of -52.62% and -47.07%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/25/06

EMERGING MARKETS EQUITY INDEX FUND	(18.36)%	(0.78)%	0.22%	1.75%

MSCI EMERGING MARKETS INDEX	(17.69)	(0.37)	0.68	2.50

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 146.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND

(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned -22.11% during the 12-month reporting period ended March 31, 2020, in line with the -22.34% return of the benchmark MSCI ACWI® IMI Core Real Estate Index. Global real estate underperformed the broader global equity market, as gauged by the -10.39% return of the MSCI World Index. The sector’s underperformance reflected concerns that emerged late in the 12-month period regarding the potential for falling property prices and the possibility that many tenants will be unable to pay their rent.

Global markets performed well from the beginning of the reporting period through mid-February 2020, reflecting a backdrop of steady global growth and the accommodative policies of the U.S. Federal Reserve and other central banks. These favorable conditions changed abruptly in the first calendar quarter of 2020 once it became clear that COVID-19 was becoming a global pandemic. Many governments locked down their economies to contain the virus, weighing heavily on the outlook for economic growth and corporate earnings. In addition, a breakdown in the talks between Saudi Arabia and Russia led to an increase in crude oil supply, causing oil prices to collapse. Central banks took action against the pending global recession by announcing unprecedented stimulus packages. In the U.S., the U.S. Federal Reserve cut interest rates by 1.5 percentage points in emergency meetings held over a two-week span in March 2020, and the U.S. Congress passed a stimulus package that totaled more than $2 trillion. Despite these measures, stocks suffered a downturn of historic speed as investors raced to perceived “safe havens” such as government bonds.

For the 12-month period ended March 31, 2020, Switzerland and Belgium were the top-performing countries in the index with returns of 18.31% and 6.28%, respectively. Indonesia and South Africa were the bottom performers with returns of -60.09% and -58.73%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 07/26/06

GLOBAL REAL ESTATE INDEX FUND	(22.11)%	(1.11)%	4.42%	1.78%

MSCI® ACWI® IMI CORE REAL ESTATE INDEX	(22.34)	(1.14)	4.72	2.10

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI® ACWI® IMI Core Real Estate Index is a free float- adjusted market capitalization-weighted index that consists of large, mid and small-cap stocks engaged in the ownership, development and management of specific core property type real estate. As of May 31, 2019, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2019, the emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 146.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND

(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Sustainability Index Fund returned -8.02% during the 12-month reporting period ended March 31, 2020, which compared with a return of -8.14% for its benchmark MSCI World ESG Leaders IndexSM. ESG stocks outperformed the broader, developed markets, as gauged by the -10.39% return of the MSCI World Index.

Global markets performed well from the beginning of the period through mid-February 2020, reflecting a backdrop of steady global growth and the accommodative policies of the U.S. Federal Reserve and other central banks. These favorable conditions changed abruptly in the first calendar quarter of 2020 once it became clear that COVID-19 was becoming a global pandemic. Many governments locked down their economies to contain the virus, weighing heavily on the outlook for economic growth and corporate earnings. In addition, a breakdown in the talks between Saudi Arabia and Russia led to an in increase in crude oil supply, causing oil prices to collapse. Central banks took action against the pending global recession by announcing unprecedented stimulus packages. In the U.S., the U.S. Federal Reserve cut interest rates by 1.5 percentage points in emergency meetings held over a two-week span in March 2020, and the U.S. Congress passed a stimulus package that totaled more than $2 trillion. Despite these measures, stocks suffered a downturn of historic speed as investors raced to perceived “safe havens” such as government bonds.

For the 12-month period ended March 31, 2020, information technology and health care were the top-performing sectors in the benchmark index with returns of 11.09% and 4.62%, respectively. Energy and financials were the bottom performers in the benchmark index, returning -48.25% and -20.00%, respectively. Switzerland and Denmark were the best performers at the country level in the benchmark index, with returns of 10.65% and 9.58%, respectively, while Austria and New Zealand were the most notable laggards in the benchmark with returns of -37.80% and -31.56%, respectively

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/05/08

GLOBAL SUSTAINABILITY INDEX FUND	(8.02)%	3.69%	6.68%	4.37%

MSCI WORLD ESG LEADERS INDEXSM	(8.14)	3.55	6.62	4.43

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

MSCI World ESG Leaders IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large and mid-cap developed market companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector ranking of environmental, social and governance performance. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 146.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND

(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Fund returned -14.37% during the 12-month reporting period ended March 31, 2020, in line with the -14.38% return of its benchmark, the MSCI EAFE® Index. For the period, international equities underperformed the U.S. market, as gauged by the -6.98% return of the S&P 500® Index.

Global markets performed well from the beginning of the period through mid-February 2020, reflecting a backdrop of steady global growth and the accommodative policies of the U.S. Federal Reserve (the “Fed”) and other central banks. These favorable conditions changed abruptly in the first calendar quarter of 2020 once it became clear that COVID-19 was becoming a global pandemic. Many governments locked down their economies to contain COVID-19, weighing heavily on the outlook for economic growth and corporate earnings. In addition, a breakdown in the talks between Saudi Arabia and Russia led to an in increase in crude oil supply, causing oil prices to collapse. Central banks took action against the pending global recession by announcing unprecedented stimulus packages. In the U.S., the Fed cut interest rates by 1.5 percentage points in emergency meetings held over a two-week span in March 2020, and the U.S. Congress passed a stimulus package that totaled more than $2 trillion. Despite these measures, stocks suffered a downturn of historic speed as investors raced to perceived “safe havens” such as government bonds.

For the 12-month period ended March 31, 2020, health care and information technology were the top-performing sectors in the benchmark index with returns of 7.56% and -1.45%, respectively. Energy and real estate were the bottom performers in the benchmark index, returning -37.38% and -26.70%, respectively. Denmark and Switzerland were the best performers at the country level in the benchmark index, with returns of 5.15% and 4.44%, respectively, while Austria and Norway were the most notable laggards in the benchmark index with returns of -39.39% and -30.58%, respectively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

INTERNATIONAL EQUITY INDEX FUND	(14.37)%	(0.62)%	2.60%	2.75%

MSCI EAFE® INDEX	(14.38)	(0.62)	2.72	2.92

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 146.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND

(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund returned -22.61% during the 12-month reporting period ended March 31, 2020, generally in line with the -22.51% return of its benchmark, the S&P MidCap 400® Index. Mid-cap stocks significantly underperformed large caps, as gauged by the -6.98% return of the S&P 500® Index.

The U.S. equity market performed well from the beginning of the period through mid-February 2020, reflecting a backdrop of steady global growth and the accommodative policies of the U.S. Federal Reserve (the “Fed”) and other central banks. These favorable conditions changed abruptly in the first calendar quarter of 2020 once it became clear that COVID-19 was becoming a global pandemic. Many state and local governments enacted restrictions to contain the virus, weighing heavily on the outlook for economic growth and corporate earnings. In addition, a breakdown in talks between Saudi Arabia and Russia led to an in increase in crude oil supply, causing oil prices to collapse. The Fed cut interest rates by 1.5 percentage points in emergency meetings held over a two-week span in March 2020, and the U.S. Congress passed a stimulus package that totaled more than $2 trillion. Despite these measures, stocks suffered a downturn of historic speed as investors raced to perceived “safe havens” such as government bonds. Mid-cap stocks were particularly weak as an investor flight to quality led to stronger relative performance for larger companies.

For the 12-month period ended, health care and information technology were the top-performing sectors in the benchmark index, with returns of -7.95% and -11.39%, respectively. Although the two sectors posted negative returns on an absolute basis, they benefited relative to other sectors from investor preference for faster-growing companies. Energy stocks lagged with a return of -77.90%, reflecting concerns about the ability of many mid-sized companies to survive the sharp downturn in oil prices. Consumer discretionary stocks also lagged with a return of -29.46%, as the category was hit hard late in the period by the lockdown of the U.S. economy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05

MID CAP INDEX FUND	(22.61)%	0.40%	7.67%	6.67%

S&P MIDCAP 400® INDEX	(22.51)	0.56	7.88	6.95

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market as of May 31, 2019. As of May 31, 2019, the approximate market capitalization of the companies in the S&P MidCap 400 Index was between approximately $725.7 million and $12.7 billion.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 146.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND

(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned -24.28% during the 12-month reporting period ended March 31, 2020, generally in line with the -23.99% return of the benchmark Russell 2000® Index. Small-cap stocks significantly underperformed large-caps, as gauged by the -6.98% return of the S&P 500® Index.

The U.S. equity market performed well from the beginning of the period through mid-February 2020, reflecting a backdrop of steady global growth and the accommodative policies of the U.S. Federal Reserve (the “Fed”) and other central banks. These favorable conditions changed abruptly in the first calendar quarter of 2020 once it became clear that COVID-19 was becoming a global pandemic. Many state and local governments enacted restrictions to contain the virus, weighing heavily on the outlook for economic growth and corporate earnings. In addition, a breakdown in talks between Saudi Arabia and Russia led to an in increase in crude oil supply, causing oil prices to collapse. The Fed cut interest rates by 1.5 percentage points in emergency meetings held over a two-week span in March 2020, and the U.S. Congress passed a stimulus package that totaled more than $2 trillion. Despite these measures, stocks suffered a downturn of historic speed as investors raced to perceived “safe havens” such as government bonds. Small-cap stocks were particularly weak as an investor flight to quality led to stronger relative performance for larger companies.

For the 12-month period ended March 31, 2020, utilities and information technology were the top-performing sectors in the benchmark index, with returns of -4.70% and -10.30%, respectively. Although returns for these sectors were negative, they outpaced the losses in other sectors during the market volatility that ended the reporting period. Utilities outperformed the broader market due to their defensive qualities, while technology stocks benefited from investor preference for faster-growing companies. Energy stocks lagged with a return of -70.45% amid concerns regarding the ability of many smaller companies to survive the sharp downturn in oil prices. Consumer discretionary stocks also lagged with a return of -40.49%, as the category was hit hard late in the period by the lockdown of the U.S. economy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/03/99

SMALL CAP INDEX FUND	(24.28)%	(0.41)%	6.70%	5.89%

RUSSELL 2000® INDEX	(23.99)	(0.25)	6.90	6.35

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization which represents approximately 8% of the total market capitalization of the Russell 3000 Index as of May 31, 2019. As of May 31, 2019, the approximate market capitalization of the companies in the Russell 2000 Index was between approximately $10.0 million and $9.9 billion.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 146.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND

(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned -7.10% during the 12-month reporting period ended March 31, 2020, which was generally in line with the -6.98% return of its benchmark, the S&P 500® Index.

The U.S. equity market performed well from the beginning of the reporting period through mid-February 2020, reflecting a backdrop of steady global growth and the accommodative policies of the U.S. Federal Reserve (the “Fed”) and other central banks. These favorable conditions changed abruptly in the first calendar quarter 2020 once it became clear that COVID-19 was becoming a global pandemic. Many state and local governments enacted restrictions to contain the virus, weighing heavily on the outlook for economic growth and corporate earnings. In addition, a breakdown in talks between Saudi Arabia and Russia led to an in increase in crude oil supply, causing oil prices to collapse. The Fed cut interest rates by 1.5 percentage points in emergency meetings held over a two-week span in March 2020, and the U.S. Congress passed a stimulus package that totaled more than $2 trillion. Despite these measures, stocks suffered a downturn of historic speed as investors raced to perceived “safe havens” such as government bonds. Large-cap stocks outperformed mid- and small-cap issues as large-cap companies were perceived by investors as being in a better position to withstand a protracted economic downturn.

For the 12-month period ended March 31, 2020, information technology and consumer staples were the top-performing sectors in the benchmark index, with returns of 10.44% and -0.59%, respectively. Technology stocks benefited from investor preference for faster-growing companies, while consumer staples benefited from their defensive characteristics during the February/March 2020 downturn. Energy stocks lagged with a return of -52.42% due to the sharp decline in oil prices late in the period. Industrials stocks also underperformed, returning -19.47% amid worries regarding the potential for a substantial decline in global growth.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/07/96

STOCK INDEX FUND	(7.10)%	6.61%	10.39%	7.39%

S&P 500® INDEX	(6.98)	6.73	10.53	7.82

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. As of May 31, 2019, the approximate market capitalization of the companies in the S&P 500 Index was between approximately $2.3 billion and $948.9 billion.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 146.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

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NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$1,537,676	$1,752,496
Investments in affiliates, at value	9,549	303
Cash held at broker (restricted $7,227, $4,963, $817 and $7,425, respectively)	17,611	5,672
Foreign currencies held at broker, at value (restricted $412, $620 and $12,407, respectively)	–	412	(1)
Foreign currencies, at value (cost $2,425, $1,542, $1,769 and $5,719, respectively)	2,397	1,545
Dividend income receivable	5,932	8,593
Receivable for foreign tax reclaims	71	1,712
Receivable for securities sold	23,503	25,719
Receivable for variation margin on futures contracts	898	56
Receivable for fund shares sold	3,176	1,867
Receivable from investment adviser	30	1
Unrealized appreciation on forward foreign currency exchange contracts	233	11
Prepaid and other assets	20	5
Total Assets	1,601,096	1,798,392
LIABILITIES:
Cash overdraft	–	4,544
Unrealized depreciation on forward foreign currency exchange contracts	45	20
Payable for securities purchased	–	2
Payable for variation margin on futures contracts	74	58
Payable for fund shares redeemed	6,363	12,999
Due to broker	70	–
Payable to affiliates:
Management fees	64	136
Custody fees	129	23
Shareholder servicing fees	105	41
Transfer agent fees	57	65
Trustee fees	8	6
Accrued other liabilities	143	70
Total Liabilities	7,058	17,964
Net Assets	$1,594,038	$1,780,428
ANALYSIS OF NET ASSETS:
Capital stock	$1,836,982	$2,013,808
Distributable earnings	(242,944)	(233,380)
Net Assets	$1,594,038	$1,780,428
Shares Outstanding ($.0001 par value, unlimited authorization)	172,377	216,683
Net Asset Value, Redemption and Offering Price Per Share	$9.25	$8.22
Investments, at cost	$1,301,486	$1,825,049
Investments in affiliates, at cost	9,549	303

(1)	Costs associated with foreign currencies held at broker are $411, $1,176 and $28,003 respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2020

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$675,912		$4,011,816		$1,691,350	$882,530	$7,763,814
7,428		38,314		14,663	5,226	154,313
2,037		–		–	–	7,425
1,185	(1)	27,536	(1)	–	–	–
1,790		6,051		–	–	–
1,407		18,287		2,540	1,220	8,413
640		17,909		–	–	–
–		–		–	852	–
49		996		89	2	–
1,344		6,517		2,064	2,077	7,526
2		1		11	3	85
9		1,082		–	–	–
7		7		5	16	8
691,810		4,128,516		1,710,722	891,926	7,941,584

–		–		–	–	–
39		778		–	–	–
2		–		–	–	–
156		537		335	63	2,940
1,639		26,526		9,669	4,305	4,824
–		–		–	–	–

23		164		42	32	119
–		67		19	16	61
57		31		29	5	21
23		141		60	31	267
3		16		6	6	25
28		96		52	39	105
1,970		28,356		10,212	4,497	8,362
$689,840		$4,100,160		$1,700,510	$887,429	$7,933,222

$675,174		$4,619,783		$1,803,648	$887,423	$4,336,181
14,666		(519,623)		(103,138)	6	3,597,041
$689,840		$4,100,160		$1,700,510	$887,429	$7,933,222
55,134		416,575		125,115	96,697	267,898
$12.51		$9.84		$13.59	$9.18	$29.61
$656,970		$3,824,667		$1,789,095	$858,808	$4,082,756
7,459		38,314		14,663	5,226	152,741

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$81,243	(1)	$73,885 (1)
Dividend income from investments in affiliates	358		439
Interest income (Note 6)	51		35
Total Investment Income	81,652		74,359
EXPENSES:
Management fees	5,097		9,029
Custody fees	1,892		920
Transfer agent fees	717		703
Registration fees	7		26
Printing fees	40		31
Professional fees	82		68
Shareholder servicing fees	346		158
Trustee fees	36		27
Interest expense	52		1
Other	174		55
Total Expenses	8,443		11,018
Less expenses reimbursed by investment adviser	(1,058)		(33)
Net Expenses	7,385		10,985
Net Investment Income	74,267		63,374
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(29,175)		(23,804)
Investments in affiliates	–		–
Futures contracts	(8,936)		(9,404)
Foreign currency transactions	(2,350)		(451)
Forward foreign currency exchange contracts	485		58
Net changes in unrealized appreciation (depreciation) on:
Investments	(428,226	)(2)	(571,935)
Investments in affiliates	–		–
Futures contracts	2,251		514
Foreign currency translations	(557)		3
Forward foreign currency exchange contracts	76		(9)
Net Losses	(466,432)		(605,028)
Net Decrease in Net Assets Resulting from Operations	$(392,165)		$(541,654)

(1)	Net of $8,558, $3,790, $890, $13,557, $5, and $2, respectively, in non-reclaimable foreign withholding taxes.
(2)	Net change in unrealized of deferred foreign capital gains tax of $3,224.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2020

GLOBAL SUSTAINABILITY INDEX FUND	INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$17,471 (1)	$165,666 (1)	$38,141 (1)	$14,806 (1)	$179,155
164	388	1,064	442	2,888
–	12	86	34	230
17,635	166,066	39,291	15,282	182,273

1,365	9,657	3,060	1,556	7,350
291	2,116	209	136	759
235	1,640	723	368	2,850
24	26	28	16	24
14	41	29	24	54
43	17	69	55	122
216	142	131	37	83
9	44	27	18	63
–	–	–	–	–
13	157	26	22	64
2,210	13,840	4,302	2,232	11,369
(12)	(257)	(738)	(409)	(2,097)
2,198	13,583	3,564	1,823	9,272
15,437	152,483	35,727	13,459	173,001

4,959	(129,443)	17,244	5,337	67,135
(1)	–	–	–	30
(3,154)	(19,503)	(10,867)	(12,630)	(32,162)
(111)	(1,043)	–	–	–
(14)	(1,101)	–	–	–

(85,391)	(720,697)	(555,030)	(295,969)	(810,018)
(123)	–	–	–	(1,097)
38	8,991	(64)	477	(5,012)
29	128	–	–	–
(13)	449	–	–	–
(83,781)	(862,219)	(548,717)	(302,785)	(781,124)
$(68,344)	$(709,736)	$(512,990)	$(289,326)	$(608,123)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUIT Y INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2020	2019	2020	2019
OPERATIONS:
Net investment income (Note 6)	$74,267	$66,754	$63,374	$57,441
Net realized gains (losses)	(39,976)	(123,203)	(33,601)	37,827
Net change in unrealized appreciation (depreciation)	(426,456)	(245,086)	(571,427)	100,771
Net Increase (Decrease) in Net Assets Resulting from Operations	(392,165)	(301,535)	(541,654)	196,039
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(728,602)	(97,750)	334,977	76,764
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(728,602)	(97,750)	334,977	76,764
DISTRIBUTIONS PAID:
Distributable earnings	(76,000)	(64,999)	(104,128)	(63,125)
Total Distributions Paid	(76,000)	(64,999)	(104,128)	(63,125)
Total Increase (Decrease) in Net Assets	(1,196,767)	(464,284)	(310,805)	209,678
NET ASSETS:
Beginning of year	2,790,805	3,255,089	2,091,233	1,881,555
End of year	$1,594,038	$2,790,805	$1,780,428	$2,091,233

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2020	2019	2020	2019	2020	2019	2020	2019	2020	2019

$15,437	$10,263	$152,483	$178,030	$35,727	$32,355	$13,459	$14,203	$173,001	$153,879
1,679	5,335	(151,090)	(118,667)	6,377	109,681	(7,293)	87,122	35,003	105,864
(85,460)	11,700	(711,129)	(330,329)	(555,094)	(107,183)	(295,492)	(89,043)	(816,127)	466,479
(68,344)	27,298	(709,736)	(270,966)	(512,990)	34,853	(289,326)	12,282	(608,123)	726,222

141,317	225,919	(351,789)	(434,683)	(26,486)	111,935	32,463	56,177	271,109	348,877
141,317	225,919	(351,789)	(434,683)	(26,486)	111,935	32,463	56,177	271,109	348,877

(21,417)	(14,836)	(172,000)	(170,000)	(54,750)	(172,086)	(22,800)	(116,131)	(241,825)	(350,787)
(21,417)	(14,836)	(172,000)	(170,000)	(54,750)	(172,086)	(22,800)	(116,131)	(241,825)	(350,787)
51,556	238,381	(1,233,525)	(875,649)	(594,226)	(25,298)	(279,663)	(47,672)	(578,839)	724,312

638,284	399,903	5,333,685	6,209,334	2,294,736	2,320,034	1,167,092	1,214,764	8,512,061	7,787,749
$689,840	$638,284	$4,100,160	$5,333,685	$1,700,510	$2,294,736	$887,429	$1,167,092	$7,933,222	$8,512,061

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.70	$13.10	$10.68	$9.28	$10.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.30	0.24	0.20	0.22
Net realized and unrealized gains (losses)	(2.43)	(1.41)	2.40	1.38	(1.58)
Total from Investment Operations	(2.06)	(1.11)	2.64	1.58	(1.36)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.39)	(0.29)	(0.22)	(0.18)	(0.22)
Total Distributions Paid	(0.39)	(0.29)	(0.22)	(0.18)	(0.22)
Net Asset Value, End of Year	$9.25	$11.70	$13.10	$10.68	$9.28
Total Return(2)	(18.36)%	(8.20)%	24.84%	17.30%	(12.38)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,594,038	$2,790,805	$3,255,089	$2,296,815	$1,552,904
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.35%	0.35%	0.34%	0.35%	0.35%
Net investment income, net of reimbursements and credits(3)	3.07%	2.35%	2.00%	1.95%	2.36%
Net investment income, before reimbursements and credits	3.02%	2.30%	1.96%	1.90%	2.31%
Portfolio Turnover Rate	45.08%	54.69%	27.03%	30.14%	34.20%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, $31,000, $34,000, $32,000 and $15,000 , which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.05	$10.35	$9.99	$10.08	$10.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34	0.34	0.33	0.25	0.27
Net realized and unrealized gains (losses)	(2.67)	0.72	0.38	0.02	(0.31)
Total from Investment Operations	(2.33)	1.06	0.71	0.27	(0.04)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.50)	(0.36)	(0.35)	(0.36)	(0.29)
Total Distributions Paid	(0.50)	(0.36)	(0.35)	(0.36)	(0.29)
Net Asset Value, End of Year	$8.22	$11.05	$10.35	$9.99	$10.08
Total Return(2)	(22.11)%	10.55%	7.10%	2.81%	(0.25)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,780,428	$2,091,233	$1,881,555	$1,889,797	$1,910,722
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.49%	0.50%	0.50%	0.50%	0.50%
Expenses, before reimbursements and credits	0.49%	0.53%	0.53%	0.53%	0.53%
Net investment income, net of reimbursements and credits(3)	2.81%	3.17%	3.21%	2.52%	2.59%
Net investment income, before reimbursements and credits	2.81%	3.14%	3.18%	2.49%	2.56%
Portfolio Turnover Rate	6.91%	27.17%	9.53%	5.96%	8.55%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $32,000, $16,000, $16,000, $24,000 and $28,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$13.97	$13.84	$12.59	$11.47	$12.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.27	0.27	0.27	0.24
Net realized and unrealized gains (losses)	(1.33)	0.29	1.42	1.26	(0.63)
Total from Investment Operations	(1.04)	0.56	1.69	1.53	(0.39)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.26)	(0.26)	(0.27)	(0.22)
From net realized gains	(0.13)	(0.17)	(0.18)	(0.14)	(0.21)
Total Distributions Paid	(0.42)	(0.43)	(0.44)	(0.41)	(0.43)
Net Asset Value, End of Year	$12.51	$13.97	$13.84	$12.59	$11.47
Total Return(2)	(8.02)%	4.48%	13.38%	13.55%	(3.11)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$689,840	$638,284	$399,903	$296,407	$242,860
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.29%	0.30%	0.30%	0.31%	0.31%
Expenses, before reimbursements and credits	0.29%	0.33%	0.34%	0.36%	0.37%
Net investment income, net of reimbursements and credits(3)	2.04%	2.21%	2.08%	2.19%	2.13%
Net investment income, before reimbursements and credits	2.04%	2.18%	2.04%	2.14%	2.07%
Portfolio Turnover Rate	13.83%	9.10%	5.64%	19.30%	16.97%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000, $14,000, $10,000, $7,000 and $4,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.86	$12.77	$11.39	$10.49	$11.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35 (1)	0.39	0.30	0.33	0.29
Net realized and unrealized gains (losses)	(1.98)	(0.93)	1.40 (2)	0.91	(1.29)
Total from Investment Operations	(1.63)	(0.54)	1.70	1.24	(1.00)
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.39)	(0.37)	(0.32)	(0.34)	(0.29)
Total Distributions Paid	(0.39)	(0.37)	(0.32)	(0.34)	(0.29)
Net Asset Value, End of Year	$9.84	$11.86	$12.77	$11.39	$10.49
Total Return(4)	(14.46)%	(3.89)%	14.88%	12.07%	(8.50)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,100,160	$5,333,685	$6,209,334	$4,401,667	$4,241,254
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.26%	0.30%	0.30%	0.30%	0.29%
Net investment income, net of reimbursements and credits(5)	2.85%	3.15%	2.58%	2.98%	2.76%
Net investment income, before reimbursements and credits	2.84%	3.10%	2.53%	2.93%	2.72%
Portfolio Turnover Rate	10.17%	26.95%	31.54%	28.03%	30.80%

(1)	The Northern Trust Company reimbursed the Fund approximately $69,000. The reimbursement represents less than $0.01 per share and had no effect on the Fund’s total return.
(2)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $137,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.
(3)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $30,000, $36,000, $55,000, $32,000 and $19,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$17.95	$19.17	$18.59	$16.39	$18.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.27	0.26	0.23	0.23
Net realized and unrealized gains (losses)	(4.21)	(0.04)	1.76	3.12	(0.97)
Total from Investment Operations	(3.93)	0.23	2.02	3.35	(0.74)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.28)	(0.24)	(0.24)	(0.23)
From net realized gains	(0.16)	(1.17)	(1.20)	(0.91)	(1.07)
Total Distributions Paid	(0.43)	(1.45)	(1.44)	(1.15)	(1.30)
Net Asset Value, End of Year	$13.59	$17.95	$19.17	$18.59	$16.39
Total Return(1)	(22.61)%	2.38%	10.80%	20.71%	(3.71)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,700,510	$2,294,736	$2,320,034	$2,175,963	$1,689,719
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.18%	0.17%	0.18%	0.18%	0.18%
Net investment income, net of reimbursements and credits(2)	1.52%	1.39%	1.35%	1.35%	1.38%
Net investment income, before reimbursements and credits	1.49%	1.37%	1.32%	1.32%	1.35%
Portfolio Turnover Rate	18.15%	20.59%	16.02%	19.71%	20.43%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $72,000, $77,000, $44,000, $87,000 and $38,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$12.34	$13.60	$12.97	$10.70	$12.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.16	0.15	0.14	0.13
Net realized and unrealized gains (losses)	(3.07)	(0.11)	1.38	2.64	(1.37)
Total from Investment Operations	(2.93)	0.05	1.53	2.78	(1.24)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.15)	(0.15)	(0.13)	(0.14)
From net realized gains	(0.09)	(1.16)	(0.75)	(0.38)	(0.59)
Total Distributions Paid	(0.23)	(1.31)	(0.90)	(0.51)	(0.73)
Net Asset Value, End of Year	$9.18	$12.34	$13.60	$12.97	$10.70
Total Return(1)	(24.28)%	1.97%	11.68%	26.11%	(9.91)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$887,429	$1,167,092	$1,214,764	$1,183,557	$953,884
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.19%	0.18%	0.18%	0.18%	0.18%
Net investment income, net of reimbursements and credits(2)	1.13%	1.13%	1.04%	1.16%	1.13%
Net investment income, before reimbursements and credits	1.09%	1.10%	1.01%	1.13%	1.10%
Portfolio Turnover Rate	18.36%	20.81%	13.03%	19.37%	18.80%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $32,000, $32,000, $25,000, $28,000 and $22,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$32.74	$31.35	$28.44	$24.94	$25.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.65	0.61	0.58	0.53	0.54
Net realized and unrealized gains (losses)	(2.87)	2.18	3.35	3.68	(0.13)
Total from Investment Operations	(2.22)	2.79	3.93	4.21	0.41
LESS DISTRIBUTIONS PAID:
From net investment income	(0.65)	(0.61)	(0.57)	(0.52)	(0.55)
From net realized gains	(0.26)	(0.79)	(0.45)	(0.19)	(0.33)
Total Distributions Paid	(0.91)	(1.40)	(1.02)	(0.71)	(0.88)
Net Asset Value, End of Year	$29.61	$32.74	$31.35	$28.44	$24.94
Total Return(1)	(7.10)%	9.38%	13.87%	17.06%	1.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,933,222	$8,512,061	$7,787,749	$7,544,579	$7,011,831
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses, before reimbursements and credits	0.12%	0.11%	0.12%	0.11%	0.11%
Net investment income, net of reimbursements and credits(2)	1.88%	1.89%	1.86%	1.98%	2.14%
Net investment income, before reimbursements and credits	1.86%	1.88%	1.84%	1.97%	2.13%
Portfolio Turnover Rate	5.15%	6.68%	6.76%	3.88%	5.46%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $205,000, $185,000, $153,000, $61,000 and $72,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1)

Argentina – 0.1%

Banco Macro S.A. ADR	15,847	$269

Globant S.A. *	11,437	1,005

Grupo Financiero Galicia S.A. ADR	36,010	254

Telecom Argentina S.A. ADR	27,193	251

YPF S.A. ADR	58,764	245
		2,024

Belgium – 0.0%

Titan Cement International S.A. *	14,528	165

Brazil – 3.4%

Ambev S.A. *	1,516,160	3,466

Atacadao S.A. *	131,300	516

B2W Cia Digital *	67,891	625

B3 S.A. – Brasil Bolsa Balcao	666,182	4,568

Banco Bradesco S.A.	394,055	1,433

Banco BTG Pactual S.A. *	72,600	470

Banco do Brasil S.A. *	275,944	1,474

Banco Santander Brasil S.A.	136,536	709

BB Seguridade Participacoes S.A.	227,101	1,097

BR Malls Participacoes S.A.	234,490	446

BRF S.A. *	181,120	526

CCR S.A.	403,000	923

Centrais Eletricas Brasileiras S.A.	86,800	399

Cia Brasileira de Distribuicao *	52,642	660

Cia de Saneamento Basico do Estado de Sao Paulo *	109,571	820

Cia Siderurgica Nacional S.A.	214,090	290

Cielo S.A.	407,239	352

Cogna Educacao	562,552	444

Cosan S.A.	46,847	485

Embraer S.A. *	242,362	445

Energisa S.A.	54,800	403

Engie Brasil Energia S.A.	67,047	508

Equatorial Energia S.A.	276,070	927

Hapvida Participacoes e Investimentos S.A. (2)	72,300	591

Hypera S.A. *	127,458	709

IRB Brasil Resseguros S/A *	223,100	416

JBS S.A.	353,136	1,382

Klabin S.A.	231,741	723

Localiza Rent a Car S.A.	194,566	984

Lojas Renner S.A.	251,515	1,627

Magazine Luiza S.A.	235,500	1,785

Multiplan Empreendimentos Imobiliarios S.A. *	90,738	338

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Brazil – 3.4% – continued

Natura & Co. Holding S.A. *	209,228	$1,047

Notre Dame Intermedica Participacoes S.A.	156,000	1,341

Petrobras Distribuidora S.A.	233,500	707

Petroleo Brasileiro S.A. *	1,206,878	3,296

Porto Seguro S.A.	34,608	295

Raia Drogasil S.A. *	75,007	1,462

Rumo S.A. *	352,500	1,335

Sul America S.A. *	89,585	587

Suzano S.A.	174,756	1,206

TIM Participacoes S.A. *	281,236	680

Ultrapar Participacoes S.A.	230,248	559

Vale S.A. *	1,024,769	8,520

WEG S.A.	270,924	1,745
		53,321

Chile – 0.6%

Aguas Andinas S.A., Class A	888,014	261

Banco de Chile	14,349,254	1,159

Banco de Credito e Inversiones S.A. *	16,515	560

Banco Santander Chile	22,018,344	849

Cencosud S.A.	480,998	500

Cia Cervecerias Unidas S.A.	48,608	333

Colbun S.A.	2,708,795	294

Empresa Nacional de Telecomunicaciones S.A. *	57,779	244

Empresas CMPC S.A.	336,670	719

Empresas COPEC S.A.	122,308	700

Enel Americas S.A.	12,101,637	1,479

Enel Chile S.A.	9,220,110	625

Itau CorpBanca	51,300,443	133

Latam Airlines Group S.A.	81,203	209

S.A.C.I. Falabella	249,397	550
		8,615

China – 35.3%

360 Security Technology, Inc., Class A	33,200	89

3SBio, Inc. (2) *	420,000	435

51job, Inc. ADR *	8,979	551

58.com, Inc. ADR *	30,567	1,489

AAC Technologies Holdings, Inc.	231,000	1,190

AECC Aviation Power Co. Ltd., Class A	51,000	153

Agile Group Holdings Ltd.	458,000	493

Agricultural Bank of China Ltd., Class A	1,256,700	598

Agricultural Bank of China Ltd., Class H	9,520,367	3,804

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Aier Eye Hospital Group Co. Ltd., Class A	61,970	$346

Air China Ltd., Class A	95,200	88

Air China Ltd., Class H	568,705	365

Aisino Corp., Class A	45,400	123

Alibaba Group Holding Ltd. ADR *	562,431	109,382

A-Living Services Co. Ltd., Class H	144,750	699

Aluminum Corp. of China Ltd., Class A *	300,800	123

Aluminum Corp. of China Ltd., Class H *	1,313,435	260

Angang Steel Co. Ltd., Class A	110,110	42

Angel Yeast Co. Ltd., Class A	20,600	103

Anhui Conch Cement Co. Ltd., Class A	83,700	653

Anhui Conch Cement Co. Ltd., Class H	389,575	2,693

Anhui Gujing Distillery Co. Ltd., Class A	7,200	116

Anhui Kouzi Distillery Co. Ltd., Class A	14,600	85

ANTA Sports Products Ltd.	351,432	2,540

Anxin Trust Co. Ltd., Class A *	177,589	63

Asymchem Laboratories Tianjin Co. Ltd., Class A	2,900	70

Autobio Diagnostics Co. Ltd., Class A	6,100	100

Autohome, Inc. ADR *	19,063	1,354

AVIC Aircraft Co. Ltd., Class A	67,500	152

Avic Capital Co. Ltd., Class A	217,100	121

AVIC Electromechanical Systems Co. Ltd., Class A	100,500	103

AVIC Jonhon Optronic Technology Co. Ltd., Class A	28,600	138

AVIC Shenyang Aircraft Co. Ltd., Class A *	14,200	57

AviChina Industry & Technology Co. Ltd., Class H	835,313	321

AVICOPTER PLC, Class A	17,400	102

BAIC BluePark New Energy Technology Co. Ltd., Class A *	40,100	34

BAIC Motor Corp. Ltd., Class H (2)	591,500	233

Baidu, Inc. ADR *	88,642	8,934

Bank of Beijing Co. Ltd., Class A	400,900	274

Bank of Chengdu Co. Ltd., Class A	78,000	83

Bank of China Ltd., Class A	820,900	403

Bank of China Ltd., Class H	25,513,652	9,736

Bank of Communications Co. Ltd., Class A	783,100	571

Bank of Communications Co. Ltd., Class H	2,821,117	1,721

Bank of Guiyang Co. Ltd., Class A	67,200	73

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Bank of Hangzhou Co. Ltd., Class A	121,020	$132

Bank of Jiangsu Co. Ltd., Class A	216,188	184

Bank of Nanjing Co. Ltd., Class A	179,496	184

Bank of Ningbo Co. Ltd., Class A	111,800	365

Bank of Shanghai Co. Ltd., Class A	271,771	316

Baoshan Iron & Steel Co. Ltd., Class A	333,996	230

Baozun, Inc. ADR *	14,341	401

BBMG Corp., Class A	179,000	83

BBMG Corp., Class H	832,000	207

Beijing Capital International Airport Co. Ltd., Class H	570,000	362

Beijing Dabeinong Technology Group Co. Ltd., Class A	76,900	94

Beijing Enlight Media Co. Ltd., Class A	65,100	82

Beijing New Building Materials PLC, Class A	31,900	107

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	34,500	166

Beijing Originwater Technology Co. Ltd., Class A	85,800	112

Beijing Shiji Information Technology Co. Ltd., Class A	16,000	65

Beijing Shunxin Agriculture Co. Ltd., Class A	14,500	126

Beijing Sinnet Technology Co. Ltd., Class A	23,000	77

Beijing Tiantan Biological Products Corp. Ltd., Class A	20,200	104

Beijing Tongrentang Co. Ltd., Class A	28,100	100

BEST, Inc. ADR *	64,383	344

Betta Pharmaceuticals Co. Ltd., Class A	9,200	91

BGI Genomics Co. Ltd., Class A	7,800	93

BOE Technology Group Co. Ltd., Class A	688,900	358

Bohai Leasing Co. Ltd., Class A *	185,800	76

BYD Co. Ltd., Class A	35,500	298

BYD Co. Ltd., Class H	208,199	1,080

BYD Electronic International Co. Ltd.	224,000	372

By-health Co. Ltd., Class A	40,200	96

Caitong Securities Co. Ltd., Class A	39,500	57

Centre Testing International Group Co. Ltd., Class A (3)	100	—

CGN Power Co. Ltd., Class H (2)	3,470,000	794

Changchun High & New Technology Industry Group, Inc., Class A	3,400	262

Changjiang Securities Co. Ltd., Class A	114,600	104

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	7,700	$91

Chaozhou Three-Circle Group Co. Ltd., Class A	30,900	79

Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	17,700	98

China Aoyuan Group Ltd.	398,000	463

China Cinda Asset Management Co. Ltd., Class H	2,964,000	559

China CITIC Bank Corp. Ltd., Class A	140,000	102

China CITIC Bank Corp. Ltd., Class H	2,826,286	1,392

China Coal Energy Co. Ltd., Class H	737,000	204

China Communications Construction Co. Ltd., Class A	73,400	86

China Communications Construction Co. Ltd., Class H	1,378,287	956

China Communications Services Corp. Ltd., Class H	761,035	551

China Conch Venture Holdings Ltd.	526,000	2,339

China Construction Bank Corp., Class A	199,300	179

China Construction Bank Corp., Class H	31,131,693	25,375

China East Education Holdings Ltd. (2) *	159,500	257

China Eastern Airlines Corp. Ltd., Class A *	221,700	130

China Eastern Airlines Corp. Ltd., Class H *	454,000	157

China Everbright Bank Co. Ltd., Class A	779,200	398

China Everbright Bank Co. Ltd., Class H	981,000	375

China Evergrande Group	583,411	960

China Film Co. Ltd., Class A	7,800	13

China Fortune Land Development Co. Ltd., Class A	54,500	161

China Galaxy Securities Co. Ltd., Class H	1,152,000	556

China Gezhouba Group Co. Ltd., Class A	84,900	84

China Grand Automotive Services Group Co. Ltd., Class A	164,600	95

China Greatwall Technology Group Co. Ltd., Class A	57,400	96

China Hongqiao Group Ltd.	568,000	241

China Huarong Asset Management Co. Ltd., Class H (2)	3,337,000	420

China International Capital Corp. Ltd., Class H (2)	448,400	722

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

China International Marine Containers Group Co. Ltd., Class A	14,800	$16

China International Travel Service Corp. Ltd., Class A	39,100	372

China Jushi Co. Ltd., Class A	70,600	79

China Lesso Group Holdings Ltd.	365,000	479

China Life Insurance Co. Ltd., Class A	56,700	211

China Life Insurance Co. Ltd., Class H	2,385,544	4,680

China Literature Ltd. (2)*	82,800	327

China Longyuan Power Group Corp. Ltd., Class H	980,473	536

China Medical System Holdings Ltd.	454,000	489

China Merchants Bank Co. Ltd., Class A	414,779	1,895

China Merchants Bank Co. Ltd., Class H	1,251,933	5,620

China Merchants Energy Shipping Co. Ltd., Class A	146,300	132

China Merchants Securities Co. Ltd., Class A	110,100	265

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	141,700	330

China Minsheng Banking Corp. Ltd., Class A	719,440	580

China Minsheng Banking Corp. Ltd., Class H	2,302,154	1,705

China Molybdenum Co. Ltd., Class A	339,100	167

China Molybdenum Co. Ltd., Class H	1,308,000	364

China National Building Material Co. Ltd., Class H	1,240,000	1,346

China National Chemical Engineering Co. Ltd., Class A	134,700	113

China National Nuclear Power Co. Ltd., Class A	269,798	168

China National Software & Service Co. Ltd., Class A	9,200	93

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	89,500	114

China Oilfield Services Ltd., Class H	556,757	426

China Pacific Insurance Group Co. Ltd., Class A	130,200	520

China Pacific Insurance Group Co. Ltd., Class H	837,537	2,518

China Petroleum & Chemical Corp., Class A	550,500	344

China Petroleum & Chemical Corp., Class H	8,126,628	3,986

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

China Railway Construction Corp. Ltd., Class A	236,100	$328

China Railway Construction Corp. Ltd., Class H	651,500	727

China Railway Group Ltd., Class A	420,500	320

China Railway Group Ltd., Class H	1,278,827	679

China Railway Hi-tech Industry Co. Ltd., Class A	63,000	85

China Railway Signal & Communication Corp. Ltd., Class H (2)	536,000	269

China Reinsurance Group Corp., Class H	2,111,000	243

China Resources Pharmaceutical Group Ltd. (2)	534,500	320

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	21,100	83

China Shenhua Energy Co. Ltd., Class A	87,800	202

China Shenhua Energy Co. Ltd., Class H	1,106,136	2,098

China Shipbuilding Industry Co. Ltd., Class A	456,400	272

China South Publishing & Media Group Co. Ltd., Class A	35,800	54

China Southern Airlines Co. Ltd., Class A	176,800	129

China Southern Airlines Co. Ltd., Class H	500,530	217

China Spacesat Co. Ltd., Class A	22,600	93

China State Construction Engineering Corp. Ltd., Class A	864,880	645

China Telecom Corp. Ltd., Class H	4,414,339	1,332

China Tower Corp. Ltd., Class H (2)	13,458,000	3,005

China TransInfo Technology Co. Ltd., Class A	27,400	79

China United Network Communications Ltd., Class A	565,100	417

China Vanke Co. Ltd., Class A	202,800	736

China Vanke Co. Ltd., Class H	463,972	1,520

China Yangtze Power Co. Ltd., Class A	443,400	1,078

China Zhongwang Holdings Ltd.	469,200	123

Chongqing Brewery Co. Ltd., Class A	12,600	81

Chongqing Changan Automobile Co. Ltd., Class A	90,200	135

Chongqing Fuling Zhacai Group Co. Ltd., Class A	15,300	68

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Chongqing Rural Commercial Bank Co. Ltd., Class H	807,434	$330

Chongqing Zhifei Biological Products Co. Ltd., Class A	29,000	275

CIFI Holdings Group Co. Ltd.	903,519	648

CITIC Securities Co. Ltd., Class A	195,600	614

CITIC Securities Co. Ltd., Class H	650,000	1,183

CNOOC Ltd.	5,803,433	6,051

Contemporary Amperex Technology Co. Ltd., Class A	41,800	706

COSCO SHIPPING Development Co. Ltd., Class A	184,700	53

COSCO SHIPPING Energy Transportation Co. Ltd., Class H	514,000	275

COSCO SHIPPING Holdings Co. Ltd., Class A *	171,600	100

COSCO SHIPPING Holdings Co. Ltd., Class H *	784,000	216

Country Garden Holdings Co. Ltd.	2,487,612	2,986

Country Garden Services Holdings Co. Ltd.	394,000	1,592

CRRC Corp. Ltd., Class A	440,891	409

CRRC Corp. Ltd., Class H	1,447,991	732

CSC Financial Co. Ltd., Class A	55,300	243

CSPC Pharmaceutical Group Ltd.	1,510,000	3,005

Dali Foods Group Co. Ltd. (2)	707,000	490

Daqin Railway Co. Ltd., Class A	307,200	295

Datang International Power Generation Co. Ltd., Class H	992,000	132

Dawning Information Industry Co. Ltd., Class A	13,800	85

DHC Software Co. Ltd., Class A	72,400	131

Dong-E-E-Jiao Co. Ltd., Class A	18,200	66

Dongfang Electric Corp. Ltd., Class A	60,600	72

Dongfeng Motor Group Co. Ltd., Class H	911,169	597

Dongxing Securities Co. Ltd., Class A	67,500	104

East Money Information Co. Ltd., Class A	136,400	310

ENN Energy Holdings Ltd.	255,879	2,461

Eve Energy Co. Ltd., Class A *	19,200	156

Everbright Securities Co. Ltd., Class A	74,398	116

Fangda Carbon New Material Co. Ltd., Class A *	70,773	89

Fiberhome Telecommunication Technologies Co. Ltd., Class A	23,200	108

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Financial Street Holdings Co. Ltd., Class A	40,800	$38

First Capital Securities Co. Ltd., Class A	91,600	89

Focus Media Information Technology Co. Ltd., Class A	302,100	189

Foshan Haitian Flavouring & Food Co. Ltd., Class A	41,587	736

Fosun International Ltd.	803,365	923

Founder Securities Co. Ltd., Class A	181,500	183

Foxconn Industrial Internet Co. Ltd., Class A	85,200	158

Fujian Sunner Development Co. Ltd., Class A	25,600	85

Fuyao Glass Industry Group Co. Ltd., Class A	48,892	132

Fuyao Glass Industry Group Co. Ltd., Class H (2)	165,600	352

Ganfeng Lithium Co. Ltd., Class A	24,900	140

G-bits Network Technology Xiamen Co. Ltd., Class A	1,300	75

GCL System Integration Technology Co. Ltd., Class A *	142,800	61

GD Power Development Co. Ltd., Class A	458,600	132

GDS Holdings Ltd. ADR *	19,845	1,150

GEM Co. Ltd., Class A	48,800	32

Gemdale Corp., Class A	101,500	203

Genscript Biotech Corp. *	314,000	505

GF Securities Co. Ltd., Class A	151,293	293

GF Securities Co. Ltd., Class H	430,200	459

Giant Network Group Co. Ltd., Class A	39,100	92

Gigadevice Semiconductor Beijing, Inc., Class A	6,500	223

Glodon Co. Ltd., Class A	16,800	102

GoerTek, Inc., Class A	56,900	131

GOME Retail Holdings Ltd. *	3,235,970	299

Grandjoy Holdings Group Co. Ltd., Class A	91,900	70

Great Wall Motor Co. Ltd., Class H	970,296	618

Gree Electric Appliances, Inc. of Zhuhai, Class A	61,200	452

Greenland Holdings Corp. Ltd., Class A	181,700	139

Greentown Service Group Co. Ltd.	368,000	444

GRG Banking Equipment Co. Ltd., Class A	18,600	23

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Guangdong Haid Group Co. Ltd., Class A	32,000	$182

Guangdong HEC Technology Holding Co. Ltd., Class A	88,700	88

Guanghui Energy Co. Ltd., Class A	191,100	70

Guangshen Railway Co. Ltd., Class A	128,200	43

Guangzhou Automobile Group Co. Ltd., Class A	42,200	63

Guangzhou Automobile Group Co. Ltd., Class H	933,664	933

Guangzhou Baiyun International Airport Co. Ltd., Class A	45,000	80

Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	30,600	135

Guangzhou Haige Communications Group, Inc. Co., Class A	64,000	101

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	12,100	96

Guangzhou R&F Properties Co. Ltd., Class H	438,414	569

Guosen Securities Co. Ltd., Class A	90,100	142

Guotai Junan Securities Co. Ltd., Class A	105,800	244

Guotai Junan Securities Co. Ltd., Class H (2)	270,000	401

Guoxuan High-Tech Co. Ltd., Class A	20,200	49

Guoyuan Securities Co. Ltd., Class A	61,200	72

Haidilao International Holding Ltd. (2)	124,000	481

Haier Smart Home Co. Ltd., Class A	118,497	242

Haitian International Holdings Ltd.	213,000	396

Haitong Securities Co. Ltd., Class A	138,800	252

Haitong Securities Co. Ltd., Class H	948,833	864

Hangzhou Hikvision Digital Technology Co. Ltd., Class A	180,900	708

Hangzhou Robam Appliances Co. Ltd., Class A	25,600	103

Hangzhou Silan Microelectronics Co. Ltd., Class A	22,900	47

Hangzhou Tigermed Consulting Co. Ltd., Class A	11,300	102

Hansoh Pharmaceutical Group Co. Ltd. (2)*	174,000	588

Hefei Meiya Optoelectronic Technology, Inc., Class A	19,900	105

Heilongjiang Agriculture Co. Ltd., Class A	20,500	50

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Henan Shuanghui Investment & Development Co. Ltd., Class A	57,500	$317

Hengan International Group Co. Ltd.	230,898	1,731

Hengli Petrochemical Co. Ltd., Class A	117,460	207

Hengtong Optic-electric Co. Ltd., Class A	49,160	112

Hengyi Petrochemical Co. Ltd., Class A	73,400	130

Hesteel Co. Ltd., Class A	142,400	43

Hithink RoyalFlush Information Network Co. Ltd., Class A	9,300	143

HLA Corp. Ltd., Class A	74,800	67

Holitech Technology Co. Ltd., Class A	40,000	31

Hongfa Technology Co. Ltd., Class A	22,100	86

Hua Hong Semiconductor Ltd. (2)	151,000	274

Huaan Securities Co. Ltd., Class A	97,800	107

Huadian Power International Corp. Ltd., Class A	121,800	59

Huadian Power International Corp. Ltd., Class H	574,000	171

Huadong Medicine Co. Ltd., Class A	39,620	97

Hualan Biological Engineering, Inc., Class A	27,900	189

Huaneng Power International, Inc., Class A	65,700	44

Huaneng Power International, Inc., Class H	1,332,501	496

Huatai Securities Co. Ltd., Class A	141,800	346

Huatai Securities Co. Ltd., Class H (2)	548,600	812

Huaxi Securities Co. Ltd., Class A	63,800	95

Huaxia Bank Co. Ltd., Class A	249,690	228

Huaxin Cement Co. Ltd., Class A	32,700	107

Huayu Automotive Systems Co. Ltd., Class A	62,600	189

Huazhu Group Ltd. ADR	42,311	1,216

Hubei Biocause Pharmaceutical Co. Ltd., Class A	120,900	101

Hubei Energy Group Co. Ltd., Class A	117,200	59

Hundsun Technologies, Inc., Class A	17,850	220

HUYA,Inc.ADR *	20,423	346

Iflytek Co. Ltd., Class A	43,500	210

Industrial & Commercial Bank of China Ltd., Class A	924,800	673

Industrial & Commercial Bank of China Ltd., Class H	21,141,023	14,425

Industrial Bank Co. Ltd., Class A	405,000	912

Industrial Securities Co. Ltd., Class A	128,600	113

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	873,200	$142

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A *	210,200	73

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	121,600	514

Inner Mongolia Yitai Coal Co. Ltd., Class B	398,200	261

Innovent Biologics, Inc. (2) *	301,000	1,265

Inspur Electronic Information Industry Co. Ltd., Class A	29,456	160

iQIYI, Inc. ADR *	40,332	718

Jafron Biomedical Co. Ltd., Class A	9,000	120

JD.com, Inc. ADR *	238,715	9,668

Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	74,200	72

Jiangsu Expressway Co. Ltd., Class H	380,000	423

Jiangsu Hengli Hydraulic Co. Ltd., Class A	16,600	145

Jiangsu Hengrui Medicine Co. Ltd., Class A	85,974	1,119

Jiangsu King’s Luck Brewery JSC Ltd., Class A	24,100	96

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	30,600	363

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	19,800	101

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	79,600	87

Jiangsu Zhongtian Technology Co. Ltd., Class A	77,500	104

Jiangxi Copper Co. Ltd., Class A	51,499	92

Jiangxi Copper Co. Ltd., Class H	389,000	357

Jiangxi Zhengbang Technology Co. Ltd., Class A	56,200	152

Jinke Properties Group Co. Ltd., Class A	89,000	100

Jinyu Bio-Technology Co. Ltd., Class A	33,700	101

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	62,000	100

Jointown Pharmaceutical Group Co. Ltd., Class A	49,300	118

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	15,400	104

JOYY, Inc. ADR *	18,561	989

Juewei Food Co. Ltd., Class A	14,200	104

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Juneyao Airlines Co. Ltd., Class A *	43,500	$62

Kaisa Group Holdings Ltd. *	811,000	298

Kingdee International Software Group Co. Ltd.	746,000	990

Kingsoft Corp. Ltd. *	263,903	856

Kweichow Moutai Co. Ltd., Class A	24,195	3,803

KWG Group Holdings Ltd. *	422,000	597

Laobaixing Pharmacy Chain JSC, Class A	5,600	61

Legend Holdings Corp., Class H (2)	141,200	174

Lenovo Group Ltd.	2,290,000	1,223

Lens Technology Co. Ltd., Class A	55,000	112

Lepu Medical Technology Beijing Co. Ltd., Class A	36,900	188

Li Ning Co. Ltd.	632,500	1,835

Liaoning Cheng Da Co. Ltd., Class A *	45,900	118

Lingyi iTech Guangdong Co., Class A *	126,800	146

Livzon Pharmaceutical Group, Inc., Class A	5,100	28

Logan Property Holdings Co. Ltd.	444,000	680

Lomon Billions Group Co. Ltd., Class A	50,800	107

Longfor Group Holdings Ltd. (2)	578,731	2,801

LONGi Green Energy Technology Co. Ltd., Class A	81,087	282

Luckin Coffee, Inc. ADR *	26,996	734

Luxshare Precision Industry Co. Ltd., Class A	109,860	587

Luye Pharma Group Ltd. (2)	422,500	205

Luzhou Laojiao Co. Ltd., Class A	29,000	303

Maanshan Iron & Steel Co. Ltd., Class A	126,200	45

Maanshan Iron & Steel Co. Ltd., Class H	272,000	85

Mango Excellent Media Co. Ltd., Class A *	32,470	199

Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	86,476	144

Meituan Dianping, Class B *	328,000	3,936

Metallurgical Corp. of China Ltd., Class A	406,700	151

Metallurgical Corp. of China Ltd., Class H	842,000	147

Momo,Inc.ADR	48,112	1,044

Muyuan Foodstuff Co. Ltd., Class A	43,480	752

NanJi E-Commerce Co. Ltd., Class A *	61,200	101

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	6,600	$47

Nanjing Securities Co. Ltd., Class A	66,000	146

NARI Technology Co. Ltd., Class A	91,685	254

NAURA Technology Group Co. Ltd., Class A	9,800	161

NavInfo Co. Ltd., Class A	43,900	87

NetEase, Inc. ADR	22,986	7,378

New China Life Insurance Co. Ltd., Class A	39,600	223

New China Life Insurance Co. Ltd., Class H	259,652	805

New Hope Liuhe Co. Ltd., Class A	83,200	370

New Oriental Education & Technology Group, Inc. ADR *	45,986	4,978

Ninestar Corp., Class A	25,900	97

Ningbo Joyson Electronic Corp., Class A *	21,800	58

Ningbo Zhoushan Port Co. Ltd., Class A	159,600	80

NIO, Inc. ADR *	207,620	577

Noah Holdings Ltd. ADR *	10,529	272

Offshore Oil Engineering Co. Ltd., Class A	122,600	85

OFILM Group Co. Ltd., Class A *	54,200	105

Oppein Home Group, Inc., Class A	4,800	64

Orient Securities Co. Ltd., Class A	128,687	166

Oriental Pearl Group Co. Ltd., Class A	79,480	98

Ovctek China, Inc., Class A	11,000	86

Pacific Securities (The) Co. Ltd., Class A *	196,100	92

Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A *	259,900	81

People’s Insurance Co. Group of China (The) Ltd., Class A	103,700	92

People’s Insurance Co. Group of China (The) Ltd., Class H	2,645,535	869

Perfect World Co. Ltd., Class A	25,500	170

PetroChina Co. Ltd., Class A	307,200	200

PetroChina Co. Ltd., Class H	6,907,438	2,521

PICC Property & Casualty Co. Ltd., Class H	2,213,359	2,129

Pinduoduo, Inc. ADR *	62,500	2,252

Ping An Bank Co. Ltd., Class A	374,900	680

Ping An Healthcare and Technology Co. Ltd. (2)*	103,200	957

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Ping An Insurance Group Co. of China Ltd., Class A	217,635	$2,130

Ping An Insurance Group Co. of China Ltd., Class H	1,796,406	17,573

Poly Developments and Holdings Group Co. Ltd., Class A	237,600	500

Postal Savings Bank of China Co. Ltd., Class H (2)	2,578,000	1,565

Power Construction Corp. of China Ltd., Class A	278,300	155

RiseSun Real Estate Development Co. Ltd., Class A	110,600	121

Rongsheng Petro Chemical Co. Ltd., Class A	70,800	110

SAIC Motor Corp. Ltd., Class A	162,793	473

Sanan Optoelectronics Co. Ltd., Class A	78,600	211

Sangfor Technologies, Inc., Class A	7,500	166

Sansteel Minguang Co. Ltd. Fujian, Class A	78,500	89

Sany Heavy Industry Co. Ltd., Class A	166,500	408

SDIC Capital Co. Ltd., Class A	67,600	117

SDIC Power Holdings Co. Ltd., Class A	137,800	155

Sealand Securities Co. Ltd., Class A	95,440	59

Seazen Group Ltd. *	690,000	620

Seazen Holdings Co. Ltd., Class A	50,594	224

Semiconductor Manufacturing International Corp. *	975,500	1,526

SF Holding Co. Ltd., Class A	32,800	218

Shaanxi Coal Industry Co. Ltd., Class A	150,200	159

Shandong Buchang Pharmaceuticals Co. Ltd., Class A	36,856	104

Shandong Gold Mining Co. Ltd., Class A	52,655	255

Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	39,500	88

Shandong Linglong Tyre Co. Ltd., Class A	31,800	89

Shandong Nanshan Aluminum Co. Ltd., Class A	355,400	104

Shandong Sinocera Functional Material Co. Ltd., Class A	28,300	83

Shandong Sun Paper Industry JSC Ltd., Class A	74,300	92

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	680,116	857

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Shanghai Baosight Software Co. Ltd., Class A	17,000	$95

Shanghai Construction Group Co. Ltd., Class A	174,100	79

Shanghai Electric Group Co. Ltd., Class A	161,200	105

Shanghai Electric Group Co. Ltd., Class H	964,000	254

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	45,800	211

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	169,500	555

Shanghai International Airport Co. Ltd., Class A	19,700	170

Shanghai International Port Group Co. Ltd., Class A	195,000	123

Shanghai Jahwa United Co. Ltd., Class A	20,700	73

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	336,401	272

Shanghai M&G Stationery, Inc., Class A	12,100	79

Shanghai Pharmaceuticals Holding Co. Ltd., Class A	42,300	116

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	281,847	477

Shanghai Pudong Development Bank Co. Ltd., Class A	608,892	874

Shanghai RAAS Blood Products Co. Ltd., Class A *	94,600	103

Shanghai Tunnel Engineering Co. Ltd., Class A	39,500	31

Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	84,800	88

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	37,200	64

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	27,200	22

Shanxi Meijin Energy Co. Ltd., Class A *	81,300	76

Shanxi Securities Co. Ltd., Class A	86,500	86

Shanxi Taigang Stainless Steel Co. Ltd., Class A	164,300	75

Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	19,400	248

Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	43,400	30

Shenergy Co. Ltd., Class A	111,400	83

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Shengyi Technology Co. Ltd., Class A	41,800	$155

Shennan Circuits Co. Ltd., Class A	6,700	185

Shenwan Hongyuan Group Co. Ltd., Class A	367,100	229

Shenzhen Airport Co. Ltd., Class A	65,300	71

Shenzhen Energy Group Co. Ltd., Class A	84,713	64

Shenzhen Expressway Co. Ltd., Class H	260,000	264

Shenzhen Goodix Technology Co. Ltd., Class A	7,700	281

Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A	13,800	40

Shenzhen Inovance Technology Co. Ltd., Class A	32,200	117

Shenzhen Kangtai Biological Products Co. Ltd., Class A	10,600	172

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	20,200	743

Shenzhen Overseas Chinese Town Co. Ltd., Class A	180,600	163

Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	3,500	9

Shenzhen Sunway Communication Co. Ltd., Class A *	15,400	74

Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	26,300	13

Shenzhou International Group Holdings Ltd.	243,000	2,566

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	19,100	60

Shui On Land Ltd.	1,166,000	195

Siasun Robot & Automation Co. Ltd., Class A *	47,700	91

Sichuan Chuantou Energy Co. Ltd., Class A	83,800	109

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	29,000	84

Sichuan Languang Development Co. Ltd., Class A	98,700	84

Sichuan Swellfun Co. Ltd., Class A	13,400	82

SINA Corp. *	19,904	634

Sinolink Securities Co. Ltd., Class A	66,100	86

Sino-Ocean Group Holding Ltd.	1,024,048	259

Sinopec Engineering Group Co. Ltd., Class H	525,000	220

Sinopec Shanghai Petrochemical Co. Ltd., Class A	144,100	79

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,078,005	$266

Sinopharm Group Co. Ltd., Class H	435,514	975

Sinotrans Ltd., Class H	845,000	207

Sinotruk Hong Kong Ltd.	225,000	372

SOHO China Ltd.	697,278	358

Songcheng Performance Development Co. Ltd., Class A	24,000	85

SooChow Securities Co. Ltd., Class A	38,010	42

Southwest Securities Co. Ltd., Class A	131,700	84

Spring Airlines Co. Ltd., Class A	24,600	112

Sunac China Holdings Ltd.	787,000	3,620

Suning.com Co. Ltd., Class A	177,100	226

Sunny Optical Technology Group Co. Ltd.	229,725	3,064

Sunwoda Electronic Co. Ltd., Class A	22,300	44

Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	30,300	87

Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	74,800	86

TAL Education Group ADR *	124,546	6,633

Tasly Pharmaceutical Group Co. Ltd., Class A	42,760	83

TBEA Co. Ltd., Class A	94,200	97

TCL Technology Group Corp., Class A	202,500	118

Tencent Holdings Ltd.	1,855,489	90,477

Tencent Music Entertainment Group ADR *	28,758	289

Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	55,900	113

Tianma Microelectronics Co. Ltd., Class A	51,500	96

Tianqi Lithium Corp., Class A	35,990	94

Tingyi Cayman Islands Holding Corp.	630,435	1,027

Toly Bread Co. Ltd., Class A	13,500	94

Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	44,400	67

Tongkun Group Co. Ltd., Class A	50,100	83

Tongling Nonferrous Metals Group Co. Ltd., Class A	218,400	61

Tongwei Co. Ltd., Class A	81,800	133

Topchoice Medical Corp., Class A *	6,100	93

Topsports International Holdings Ltd.	415,000	430

Transfar Zhilian Co. Ltd., Class A	87,500	76

TravelSky Technology Ltd., Class H	311,000	546

Trip.com Group Ltd. ADR *	151,294	3,548

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Tsingtao Brewery Co. Ltd., Class A	15,100	$97

Tsingtao Brewery Co. Ltd., Class H	129,767	659

Tunghsu Optoelectronic Technology Co. Ltd., Class A	151,600	64

Unigroup Guoxin Microelectronics Co. Ltd., Class A	16,200	113

Uni-President China Holdings Ltd.	433,000	418

Unisplendour Corp. Ltd., Class A	34,320	170

Universal Scientific Industrial Shanghai Co. Ltd., Class A	27,800	62

Venustech Group, Inc., Class A	10,800	57

Vipshop Holdings Ltd. ADR *	143,936	2,243

Visionox Technology, Inc., Class A *	42,000	67

Walvax Biotechnology Co. Ltd., Class A	30,500	136

Wanda Film Holding Co. Ltd., Class A *	45,800	102

Wangsu Science & Technology Co. Ltd., Class A	61,800	68

Wanhua Chemical Group Co. Ltd., Class A	64,100	371

Want Want China Holdings Ltd.	1,587,870	1,146

Weibo Corp. ADR *	17,647	584

Weichai Power Co. Ltd., Class A	128,000	217

Weichai Power Co. Ltd., Class H	602,812	965

Weifu High-Technology Group Co. Ltd., Class A	23,600	63

Weihai Guangwei Composites Co. Ltd., Class A	4,600	32

Wens Foodstuffs Group Co. Ltd.	109,400	500

Western Securities Co. Ltd., Class A	61,100	71

Westone Information Industry, Inc., Class A	25,100	79

Will Semiconductor Ltd., Class A	10,100	221

Wingtech Technology Co. Ltd., Class A *	18,700	266

Winning Health Technology Group Co. Ltd., Class A	33,100	97

Wuchan Zhongda Group Co. Ltd., Class A	124,900	85

Wuhan Guide Infrared Co. Ltd., Class A	17,300	82

Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	40,500	186

Wuliangye Yibin Co. Ltd., Class A	75,100	1,226

WUS Printed Circuit Kunshan Co. Ltd., Class A	33,800	113

WuXi AppTec Co. Ltd., Class A	30,400	386

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

WuXi AppTec Co. Ltd., Class H (2)	46,840	$573

Wuxi Biologics Cayman, Inc. (2) *	252,500	3,255

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	18,200	96

XCMG Construction Machinery Co. Ltd., Class A	117,700	84

Xiamen C & D, Inc., Class A	28,100	30

Xiaomi Corp., Class B (2) *	3,373,600	4,516

Xinhu Zhongbao Co. Ltd., Class A	163,100	70

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	63,800	86

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	294,636	256

Xinyi Solar Holdings Ltd.	1,288,739	719

Yango Group Co. Ltd., Class A	95,800	95

Yantai Jereh Oilfield Services Group Co. Ltd., Class A	17,100	53

Yanzhou Coal Mining Co. Ltd., Class A	66,500	81

Yanzhou Coal Mining Co. Ltd., Class H	575,138	449

Yealink Network Technology Corp. Ltd., Class A	9,600	110

Yifeng Pharmacy Chain Co. Ltd., Class A	8,800	115

Yihai International Holding Ltd. *	152,000	1,146

Yintai Gold Co. Ltd., Class A	24,000	49

Yonghui Superstores Co. Ltd., Class A	198,500	287

Yonyou Network Technology Co. Ltd., Class A	46,950	269

Youzu Interactive Co. Ltd., Class A *	14,000	37

Yuan Longping High-tech Agriculture Co. Ltd., Class A	19,100	49

Yum China Holdings, Inc.	115,219	4,912

Yunda Holding Co. Ltd., Class A	22,500	98

Yunnan Baiyao Group Co. Ltd., Class A	25,600	308

Yunnan Energy New Material Co. Ltd.	17,400	104

Yuzhou Properties Co. Ltd.	580,315	246

Zai Lab Ltd. ADR *	12,580	648

Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	13,093	229

Zhaojin Mining Industry Co. Ltd., Class H	359,000	357

Zhejiang Chint Electrics Co. Ltd., Class A	50,694	170

Zhejiang Dahua Technology Co. Ltd., Class A	48,500	110

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

China – 35.3% – continued

Zhejiang Dingli Machinery Co. Ltd., Class A	9,900	$80

Zhejiang Expressway Co. Ltd., Class H	447,294	309

Zhejiang Huahai Pharmaceutical Co. Ltd., Class A *	33,400	121

Zhejiang Huayou Cobalt Co. Ltd., Class A	24,750	102

Zhejiang Longsheng Group Co. Ltd., Class A	74,600	126

Zhejiang NHU Co. Ltd., Class A	48,000	184

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	43,400	98

Zhejiang Supor Co. Ltd., Class A	13,000	127

Zhejiang Weixing New Building Materials Co. Ltd., Class A	51,500	81

Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	14,400	91

Zhengzhou Yutong Bus Co. Ltd., Class A	57,700	112

Zhenro Properties Group Ltd.	498,000	312

Zheshang Securities Co. Ltd., Class A	75,300	107

ZhongAn Online P&C Insurance Co. Ltd., Class H (2)*	104,600	343

Zhongji Innolight Co. Ltd., Class A	15,700	118

Zhongjin Gold Corp. Ltd., Class A	53,600	61

Zhongsheng Group Holdings Ltd.	179,500	625

Zhuzhou CRRC Times Electric Co. Ltd., Class H	184,474	544

Zijin Mining Group Co. Ltd., Class A	342,100	179

Zijin Mining Group Co. Ltd., Class H	1,896,162	707

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	146,600	118

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	448,400	325

ZTE Corp., Class A *	71,900	436

ZTE Corp., Class H *	247,717	765

ZTO Express Cayman, Inc. ADR *	101,944	2,699
		563,157

Colombia – 0.2%

Bancolombia S.A.	70,331	434

Ecopetrol S.A.	1,503,066	720

Grupo Argos S.A.	92,916	313

Grupo de Inversiones Suramericana S.A.	81,127	446

Interconexion Electrica S.A. ESP	150,877	621
		2,534

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Czech Republic – 0.1%

CEZ A.S.	50,102	$821

Komercni banka A.S.	24,600	467

Moneta Money Bank A.S. (2)	172,494	357
		1,645

Egypt – 0.1%

Commercial International Bank Egypt S.A.E.	449,795	1,679

Eastern Co. S.A.E.	316,049	248

ElSewedy Electric Co.	277,608	138
		2,065

Greece – 0.2%

Alpha Bank A.E. *	455,572	356

Eurobank Ergasias Services and Holdings S.A. *	857,590	377

FF Group (4)*	18,664	10

Hellenic Telecommunications Organization S.A.	79,336	964

JUMBO S.A.	36,090	493

Motor Oil Hellas Corinth Refineries S.A.	17,495	219

National Bank of Greece S.A. *	178,489	246

OPAP S.A.	63,633	489
		3,154

Hong Kong – 4.0%

Alibaba Health Information Technology Ltd. *	1,174,000	1,950

Alibaba Pictures Group Ltd. *	4,890,000	629

Beijing Enterprises Holdings Ltd.	172,771	629

Beijing Enterprises Water Group Ltd. *	1,537,886	596

Bosideng International Holdings Ltd.	1,080,000	252

Brilliance China Automotive Holdings Ltd.	965,944	789

China Education Group Holdings Ltd.	201,000	279

China Everbright International Ltd.	1,222,629	699

China Everbright Ltd.	309,110	454

China Gas Holdings Ltd.	594,095	2,060

China Huishan Dairy Holdings (5)*	1,922,380	—

China Jinmao Holdings Group Ltd.	1,687,791	1,086

China Mengniu Dairy Co. Ltd. *	894,870	3,099

China Merchants Port Holdings Co. Ltd.	402,938	458

China Mobile Ltd. (Hong Kong Exchange)	1,986,008	15,004

China Overseas Land & Investment Ltd.	1,227,695	3,789

China Power International Development Ltd.	1,219,000	225

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Hong Kong – 4.0% – continued

China Resources Beer Holdings Co. Ltd.	472,948	$2,147

China Resources Cement Holdings Ltd.	778,000	924

China Resources Gas Group Ltd.	287,958	1,446

China Resources Land Ltd.	1,031,432	4,232

China Resources Power Holdings Co. Ltd.	647,735	710

China State Construction International Holdings Ltd.	655,600	482

China Taiping Insurance Holdings Co. Ltd.	509,704	831

China Traditional Chinese Medicine Holdings Co. Ltd.	756,000	343

China Unicom Hong Kong Ltd.	1,940,494	1,112

CITIC Ltd.	1,880,803	1,958

COSCO SHIPPING Ports Ltd.	585,865	282

Far East Horizon Ltd.	729,000	585

Geely Automobile Holdings Ltd.	1,615,641	2,368

Guangdong Investment Ltd.	942,514	1,808

Haier Electronics Group Co. Ltd.	399,000	1,055

Hutchison China MediTech Ltd. ADR *	20,506	366

Kingboard Holdings Ltd.	217,000	505

Kingboard Laminates Holdings Ltd.	337,000	310

Kunlun Energy Co. Ltd.	1,081,230	623

Lee & Man Paper Manufacturing Ltd.	443,000	267

Nine Dragons Paper Holdings Ltd.	518,923	471

Shanghai Industrial Holdings Ltd.	155,043	234

Shenzhen International Holdings Ltd.	294,746	536

Shenzhen Investment Ltd.	1,048,200	324

Shimao Property Holdings Ltd.	369,903	1,295

Sino Biopharmaceutical Ltd.	2,235,500	2,930

SSY Group Ltd.	486,000	378

Sun Art Retail Group Ltd.	765,500	1,133

Towngas China Co. Ltd. *	366,771	181

Wharf Holdings (The) Ltd.	336,000	594

Yuexiu Property Co. Ltd.	2,426,000	436
		62,864

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	136,862	806

OTP Bank Nyrt.	71,044	2,061

Richter Gedeon Nyrt.	46,323	874
		3,741

India – 7.5%

Adani Ports & Special Economic Zone Ltd.	206,673	676

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

India – 7.5% – continued

Ambuja Cements Ltd. *	198,921	$405

Ashok Leyland Ltd.	354,652	200

Asian Paints Ltd.	92,319	2,015

Aurobindo Pharma Ltd.	87,271	477

Avenue Supermarts Ltd. *	40,424	1,167

Axis Bank Ltd.	678,074	3,345

Bajaj Auto Ltd.	25,814	685

Bajaj Finance Ltd.	58,671	1,691

Bajaj Finserv Ltd.	12,112	735

Bandhan Bank Ltd. (2)	132,701	351

Berger Paints India Ltd.	79,089	516

Bharat Forge Ltd.	66,555	204

Bharat Petroleum Corp. Ltd.	207,333	868

Bharti Airtel Ltd. *	793,285	4,570

Bharti Infratel Ltd.	114,087	239

Bosch Ltd.	2,370	292

Britannia Industries Ltd.	19,189	676

Cipla Ltd.	110,127	611

Coal India Ltd.	386,339	707

Colgate-Palmolive India Ltd.	19,010	312

Container Corp. of India Ltd.	62,797	272

Dabur India Ltd.	169,480	999

Divi’s Laboratories Ltd.	26,792	698

DLF Ltd.	202,077	363

Dr. Reddy’s Laboratories Ltd.	34,146	1,397

Dr. Reddy’s Laboratories Ltd. ADR	2,691	109

Eicher Motors Ltd.	4,344	746

GAIL India Ltd.	516,645	516

Godrej Consumer Products Ltd.	114,067	777

Grasim Industries Ltd.	100,544	627

Havells India Ltd.	83,478	526

HCL Technologies Ltd.	351,263	2,012

HDFC Asset Management Co. Ltd. (2)	14,072	386

HDFC Life Insurance Co. Ltd. (2)	162,231	936

Hero MotoCorp Ltd.	31,162	652

Hindalco Industries Ltd.	399,216	505

Hindustan Petroleum Corp. Ltd.	204,577	510

Hindustan Unilever Ltd.	210,217	6,328

Housing Development Finance Corp. Ltd.	530,737	11,335

ICICI Bank Ltd.	1,542,374	6,755

ICICI Lombard General Insurance Co. Ltd. (2)	58,562	830

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

India – 7.5% – continued

ICICI Prudential Life Insurance Co. Ltd. (2)	115,080	$540

Indian Oil Corp. Ltd.	598,545	646

Info Edge India Ltd.	20,538	547

Infosys Ltd.	1,102,662	9,266

InterGlobe Aviation Ltd. (2)	30,785	433

ITC Ltd.	1,080,717	2,424

JSW Steel Ltd.	285,997	547

Larsen & Toubro Ltd.	153,424	1,624

LIC Housing Finance Ltd.	101,644	316

Lupin Ltd.	70,207	543

Mahindra & Mahindra Financial Services Ltd.	92,230	176

Mahindra & Mahindra Ltd.	239,228	892

Marico Ltd.	151,697	546

Maruti Suzuki India Ltd.	34,366	1,926

Motherson Sumi Systems Ltd.	314,404	250

Nestle India Ltd.	7,386	1,591

NTPC Ltd.	753,294	831

Oil&NaturalGas Corp.Ltd.	785,198	709

Page Industries Ltd.	1,834	409

Petronet LNG Ltd.	202,408	530

Pidilite Industries Ltd.	40,690	728

Piramal Enterprises Ltd.	34,191	417

Power Grid Corp. of India Ltd.	584,489	1,219

REC Ltd.	234,410	275

Reliance Industries Ltd.	922,699	13,581

SBI Life Insurance Co. Ltd. (2)	111,434	931

Shree Cement Ltd.	2,727	626

Shriram Transport Finance Co. Ltd.	28,288	244

Siemens Ltd.	23,276	339

State Bank of India *	568,289	1,478

Sun Pharmaceutical Industries Ltd.	271,302	1,263

Tata Consultancy Services Ltd.	291,695	6,990

Tata Motors Ltd. *	576,285	545

Tata Power (The) Co. Ltd.	407,070	177

Tata Steel Ltd.	115,928	413

Tech Mahindra Ltd.	148,567	1,101

Titan Co. Ltd.	98,378	1,205

UltraTech Cement Ltd.	32,068	1,363

United Spirits Ltd. *	92,022	588

UPL Ltd.	178,725	764

Vedanta Ltd.	633,626	548

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

India – 7.5% – continued

Wipro Ltd.	368,879	$954

Zee Entertainment Enterprises Ltd.	273,688	447
		118,963

Indonesia – 1.5%

Ace Hardware Indonesia Tbk PT	2,479,700	197

Adaro Energy Tbk PT	4,786,720	289

Astra International Tbk PT	6,348,860	1,515

Bank Central Asia Tbk PT	3,163,092	5,348

Bank Mandiri Persero Tbk PT	6,082,910	1,740

Bank Negara Indonesia Persero Tbk PT	2,369,009	553

Bank Rakyat Indonesia Persero Tbk PT	17,855,890	3,283

Bank Tabungan Negara Persero Tbk PT	1,548,000	79

Barito Pacific Tbk PT *	8,984,000	395

Bukit Asam Tbk PT	1,153,500	154

Bumi Serpong Damai Tbk PT *	2,395,600	97

Charoen Pokphand Indonesia Tbk PT	2,463,235	744

Gudang Garam Tbk PT	164,315	414

Hanjaya Mandala Sampoerna Tbk PT	2,776,400	240

Indah Kiat Pulp & Paper Corp. Tbk PT	901,200	221

Indocement Tunggal Prakarsa Tbk PT	612,303	468

Indofood CBP Sukses Makmur Tbk PT	762,800	477

Indofood Sukses Makmur Tbk PT	1,492,571	580

Jasa Marga Persero Tbk PT	825,127	128

KalbeFarma TbkPT	6,804,380	500

Pabrik Kertas Tjiwi Kimia Tbk PT	477,100	116

Pakuwon Jati Tbk PT	5,119,400	96

Perusahaan Gas Negara Tbk PT	3,858,912	181

Semen Indonesia Persero Tbk PT	978,055	456

Telekomunikasi Indonesia Persero Tbk PT	15,773,562	3,049

Unilever Indonesia Tbk PT	2,447,440	1,081

United Tractors Tbk PT	568,271	587

XL Axiata Tbk PT *	1,362,900	167
		23,155

Malaysia – 1.8%

AirAsia Group Bhd.	611,500	111

AMMB Holdings Bhd.	554,437	381

Axiata Group Bhd.	872,403	657

Carlsberg Brewery Malaysia Bhd.	49,100	280

CIMB Group Holdings Bhd.	1,601,096	1,320

Dialog Group Bhd.	1,207,144	843

DiGi.Com Bhd.	1,000,000	1,001

Fraser & Neave Holdings Bhd.	50,100	359

Gamuda Bhd.	572,236	371

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Malaysia – 1.8% – continued

Genting Bhd.	703,900	$604

Genting Malaysia Bhd.	971,600	448

Genting Plantations Bhd.	97,300	217

HAP Seng Consolidated Bhd.	184,700	330

Hartalega Holdings Bhd.	504,900	802

Hong Leong Bank Bhd.	216,198	667

Hong Leong Financial Group Bhd.	62,128	195

IHH Healthcare Bhd.	698,600	826

IJM Corp. Bhd.	894,040	326

IOI Corp. Bhd.	636,640	588

Kuala Lumpur Kepong Bhd.	144,492	690

Malayan Banking Bhd.	1,245,459	2,136

Malaysia Airports Holdings Bhd.	334,293	332

Maxis Bhd.	731,351	899

MISC Bhd.	447,060	768

Nestle Malaysia Bhd.	21,900	694

Petronas Chemicals Group Bhd.	763,700	884

Petronas Dagangan Bhd.	100,500	495

Petronas Gas Bhd.	250,900	893

PPB Group Bhd.	176,700	670

Press Metal Aluminium Holdings Bhd.	483,200	365

Public Bank Bhd.	1,000,161	3,654

QL Resources Bhd.	218,700	377

RHB Bank Bhd.	538,346	579

Sime Darby Bhd.	906,528	353

Sime Darby Plantation Bhd.	647,328	733

Telekom Malaysia Bhd.	381,586	334

Tenaga Nasional Bhd.	1,005,550	2,792

Top Glove Corp. Bhd.	509,100	758

Westports Holdings Bhd.	292,100	233

YTL Corp. Bhd.	1,044,595	173
		29,138

Mexico – 1.8%

Alfa S.A.B. de C.V., Class A	1,012,480	270

Alsea S.A.B. de C.V. *	192,400	122

America Movil S.A.B. de C.V., Series L	10,887,135	6,471

Arca Continental S.A.B. de C.V.	137,584	555

Cemex S.A.B. de C.V.	5,037,052	1,055

Coca-Cola Femsa S.A.B. de C.V.	168,022	673

El Puerto de Liverpool S.A.B. de C.V., Series C1	60,744	131

Fibra Uno Administracion S.A. de C.V.	965,401	758

Fomento Economico Mexicano S.A.B. de C.V.	627,043	3,812

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Mexico – 1.8% – continued

Gruma S.A.B. de C.V., Class B	68,470	$527

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	114,052	617

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	66,170	624

Grupo Bimbo S.A.B. de C.V., Series A	538,328	789

Grupo Carso S.A.B. de C.V., Series A1	135,273	266

Grupo Financiero Banorte S.A.B. de C.V., Series O	835,588	2,289

Grupo Financiero Inbursa S.A.B. de C.V., Series O	768,333	551

Grupo Mexico S.A.B. de C.V., Series B	1,139,139	2,112

Grupo Televisa S.A.B.	777,914	905

Industrias Penoles S.A.B. de C.V.	46,054	309

Infraestructura Energetica Nova S.A.B. de C.V.	183,100	562

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	480,327	730

Megacable Holdings S.A.B. de C.V.	83,551	228

Orbia Advance Corp. S.A.B. de C.V.	358,780	396

Promotora y Operadora de Infraestructura S.A.B. de C.V.	73,875	496

Wal-Mart de Mexico S.A.B. de C.V.	1,687,883	3,977
		29,225

Pakistan – 0.0%

Habib Bank Ltd.	225,900	139

MCB Bank Ltd.	125,000	112

Oil & Gas Development Co. Ltd.	213,400	99
		350

Peru – 0.3%

Cia de Minas Buenaventura S.A.A. ADR	68,555	500

Credicorp Ltd.	21,834	3,124

Southern Copper Corp.	26,610	749
		4,373

Philippines – 0.8%

Aboitiz Equity Ventures, Inc.	639,229	471

Aboitiz Power Corp.	524,644	270

Altus San Nicolas Corp. *	18,267	2

Ayala Corp.	88,517	810

Ayala Land, Inc.	2,364,360	1,412

Bank of the Philippine Islands	294,566	355

BDO Unibank, Inc.	639,729	1,312

Globe Telecom, Inc.	11,475	436

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Philippines – 0.8% – continued

GT Capital Holdings, Inc.	32,902	$261

International Container Terminal Services, Inc.	335,280	490

JG Summit Holdings, Inc.	926,021	946

Jollibee Foods Corp.	148,483	306

Manila Electric Co.	78,200	344

Megaworld Corp.	3,976,700	196

Metro Pacific Investments Corp.	4,545,400	215

Metropolitan Bank & Trust Co.	612,749	475

PLDT, Inc.	27,315	608

Robinsons Land Corp.	687,370	199

Security Bank Corp.	63,350	132

SM Investments Corp.	76,702	1,239

SM Prime Holdings, Inc.	3,214,913	1,803

Universal Robina Corp.	288,230	591
		12,873

Poland – 0.7%

Bank Millennium S.A. *	226,015	176

Bank Polska Kasa Opieki S.A.	52,794	715

CCC S.A.	10,744	78

CD Projekt S.A.	21,803	1,520

Cyfrowy Polsat S.A.	78,391	452

Dino Polska S.A. (2)*	15,992	625

Grupa Lotos S.A.	28,954	362

KGHM Polska Miedz S.A. *	47,770	688

LPP S.A.	439	554

mBank S.A. *	5,045	270

Orange Polska S.A. *	223,426	320

PGE Polska Grupa Energetyczna S.A. *	283,486	260

Polski Koncern Naftowy ORLEN S.A.	95,797	1,287

Polskie Gornictwo Naftowe i Gazownictwo S.A.	519,059	431

Powszechna Kasa Oszczednosci Bank Polski S.A.	281,414	1,536

Powszechny Zaklad Ubezpieczen S.A.	190,066	1,437

Santander Bank Polska S.A.	11,669	488
		11,199

Qatar – 0.9%

Barwa Real Estate Co. *	644,968	529

Commercial Bank PSQC (The)	643,833	688

Industries Qatar QSC	579,927	1,057

Masraf Al Rayan QSC	1,169,621	1,174

Mesaieed Petrochemical Holding Co.	1,507,426	604

Ooredoo QPSC	262,261	422

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Qatar – 0.9% – continued

Qatar Electricity & Water Co. QSC	180,648	$676

Qatar Fuel QSC *	160,028	718

Qatar Insurance Co. S.A.Q.	552,726	316

Qatar International Islamic Bank QSC	226,804	451

Qatar Islamic Bank S.A.Q.	376,550	1,478

Qatar National Bank QPSC	1,464,718	6,692
		14,805

Romania – 0.0%

NEPI Rockcastle PLC	129,024	538

Russia – 3.1%

Alrosa PJSC	856,060	702

Gazprom PJSC	1,611,414	3,710

Gazprom PJSC ADR	931,187	4,290

Inter RAO UES PJSC	11,604,623	725

LUKOIL PJSC	65,745	3,930

LUKOIL PJSC ADR	67,572	4,027

Magnit PJSC	2,287	93

Magnit PJSC GDR	104,600	932

Magnitogorsk Iron & Steel Works PJSC	748,400	366

MMC Norilsk Nickel PJSC	17,544	4,348

MMC Norilsk Nickel PJSC ADR	29,847	739

Mobile TeleSystems PJSC ADR	159,777	1,214

Moscow Exchange MICEX-RTS PJSC	420,206	519

Novatek PJSC GDR (Registered)	29,955	3,435

Novolipetsk Steel PJSC	400,990	631

PhosAgro PJSC GDR (Registered)	42,539	438

Polymetal International PLC	68,266	1,176

Polyus PJSC	8,740	1,183

Rosneft Oil Co. PJSC	181,865	725

Rosneft Oil Co. PJSC GDR (Registered)	178,967	722

Sberbank of Russia PJSC	3,427,122	8,138

Sberbank of Russia PJSC (Moscow Exchange)	56,000	134

Severstal PJSC	54,450	600

Severstal PJSC GDR (Registered)	14,520	160

Surgutneftegas PJSC	1,077,567	464

Surgutneftegas PJSC ADR	111,279	473

Tatneft PJSC	392,900	2,752

Tatneft PJSC ADR (London Exchange)	16,137	677

Tatneft PJSC ADR (London Exchange)	1,404	60

VTB Bank PJSC	825,066,738	341

VTB Bank PJSC GDR (2) (6)	11,036	9

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Russia – 3.1% – continued

VTB Bank PJSC GDR (Registered)	67,875	$56

X5 Retail Group N.V. GDR (Registered)	39,887	1,061
		48,830

Saudi Arabia – 2.5%

Advanced Petrochemical Co.	38,104	451

Al Rajhi Bank	395,027	5,656

Alinma Bank	234,814	1,300

Almarai Co. JSC	78,746	986

Arab National Bank	192,468	937

Bank AlBilad	125,083	681

Bank Al-Jazira	129,246	392

Banque Saudi Fransi	175,217	1,206

Bupa Arabia for Cooperative Insurance Co.	10,317	251

Co for Cooperative Insurance (The) *	21,877	353

Dar Al Arkan Real Estate Development Co. *	176,687	386

Emaar Economic City *	117,237	214

Etihad Etisalat Co. *	125,048	721

Jarir Marketing Co.	19,871	676

National Commercial Bank	386,080	3,565

National Industrialization Co. *	109,483	268

Rabigh Refining & Petrochemical Co. *	69,209	197

Riyad Bank	387,158	1,542

Sahara International Petrochemical Co.	104,731	342

Samba Financial Group	314,529	1,685

Saudi Airlines Catering Co.	13,746	275

Saudi Arabian Fertilizer Co.	53,769	887

Saudi Arabian Mining Co. *	136,888	1,129

Saudi Arabian Oil Co. (2)	385,845	3,080

Saudi Basic Industries Corp.	242,897	4,525

Saudi British Bank (The)	230,662	1,241

Saudi Cement Co.	23,027	300

Saudi Electricity Co.	267,182	1,132

Saudi Industrial Investment Group	80,066	336

Saudi Kayan Petrochemical Co. *	236,048	456

Saudi Telecom Co.	129,554	3,017

Savola Group (The) *	83,155	790

Yanbu National Petrochemical Co.	71,030	786
		39,763

Singapore – 0.0%

BOC Aviation Ltd. (2)	63,300	400

South Africa – 3.5%

Absa Group Ltd.	229,299	959

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

South Africa – 3.5% – continued

Anglo American Platinum Ltd.	17,128	$720

AngloGold Ashanti Ltd.	133,346	2,279

Aspen Pharmacare Holdings Ltd. *	124,189	641

Bid Corp. Ltd.	107,696	1,275

Bidvest Group (The) Ltd.	91,780	748

Capitec Bank Holdings Ltd.	15,363	752

Clicks Group Ltd.	84,185	1,211

Discovery Ltd.	123,335	536

Exxaro Resources Ltd.	79,834	441

FirstRand Ltd.	1,092,041	2,453

Fortress REIT Ltd., Class A	398,170	224

Foschini Group (The) Ltd.	80,150	303

Gold Fields Ltd.	267,665	1,298

Growthpoint Properties Ltd.	1,016,676	730

Impala Platinum Holdings Ltd.	256,543	1,084

Investec Ltd.	95,946	182

KumbaIronOre Ltd.	20,610	321

Liberty Holdings Ltd.	42,101	156

Life Healthcare Group Holdings Ltd.	443,320	457

Momentum Metropolitan Holdings	312,258	272

Mr Price Group Ltd.	86,504	548

MTN Group Ltd.	544,305	1,469

MultiChoice Group *	141,533	678

Naspers Ltd., Class N	143,926	20,448

Nedbank Group Ltd.	116,213	536

Northam Platinum Ltd. *	112,495	433

Old Mutual Ltd.	1,502,725	994

Pepkor Holdings Ltd. (2)	320,341	191

Pick n Pay Stores Ltd.	123,963	419

PSG Group Ltd.	49,490	356

Rand Merchant Investment Holdings Ltd.	233,764	286

Redefine Properties Ltd.	1,822,187	241

Reinet Investments S.C.A.	46,944	746

Remgro Ltd.	169,052	1,160

Resilient REIT Ltd.	4,888	9

RMB Holdings Ltd.	264,885	731

Sanlam Ltd.	596,252	1,701

Sasol Ltd. *	193,822	390

Shoprite Holdings Ltd.	152,048	1,060

Sibanye Stillwater Ltd. *	707,809	893

SPAR Group (The) Ltd.	61,720	626

Standard Bank Group Ltd.	419,031	2,396

Telkom S.A. SOC Ltd.	102,039	117

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

South Africa – 3.5% – continued

Tiger Brands Ltd.	49,515	$511

Vodacom Group Ltd.	207,473	1,362

Woolworths Holdings Ltd.	310,281	478
		55,821

South Korea – 10.7%

Amorepacific Corp.	10,335	1,425

AMOREPACIFIC Group	9,810	442

BGF retail Co. Ltd.	2,531	273

BNK Financial Group, Inc.	93,141	336

Celltrion Healthcare Co. Ltd. *	16,991	1,248

Celltrion, Inc. *	30,454	5,711

Cheil Worldwide, Inc.	24,496	315

CJ CheilJedang Corp.	2,579	452

CJ Corp.	5,296	277

CJ ENM Co. Ltd.	3,367	283

CJ Logistics Corp. *	3,052	340

Coway Co. Ltd.	16,587	782

Daelim Industrial Co. Ltd.	9,225	553

Daewoo Engineering & Construction Co. Ltd. *	66,249	157

Daewoo Shipbuilding & Marine Engineering Co. Ltd. *	14,309	156

DB Insurance Co. Ltd.	15,513	440

Doosan Bobcat, Inc.	18,048	261

E-MART, Inc.	6,594	570

Fila Holdings Corp.	16,334	383

GS Engineering & Construction Corp.	20,084	334

GS Holdings Corp.	17,324	520

GS Retail Co. Ltd.	9,955	251

Hana Financial Group, Inc.	98,048	1,828

Hankook Tire & Technology Co. Ltd.	25,420	400

Hanmi Pharm Co. Ltd.	2,104	449

Hanon Systems	64,172	465

Hanwha Corp.	12,996	161

Hanwha Life Insurance Co. Ltd.	122,732	139

Hanwha Solutions Corp.	34,850	376

HDC Hyundai Development Co. - Engineering & Construction, Class E	10,900	137

Helixmith Co. Ltd. *	6,631	373

HLB, Inc. *	10,740	791

Hotel Shilla Co. Ltd.	9,911	568

Hyundai Department Store Co. Ltd.	3,911	188

Hyundai Engineering & Construction Co. Ltd.	25,882	574

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

South Korea – 10.7% – continued

Hyundai Glovis Co. Ltd.	6,421	$473

Hyundai Heavy Industries Holdings Co. Ltd.	3,098	497

Hyundai Marine & Fire Insurance Co. Ltd.	21,352	392

Hyundai Mobis Co. Ltd.	21,372	2,943

Hyundai Motor Co.	48,700	3,509

Hyundai Steel Co.	26,685	388

Industrial Bank of Korea	87,993	537

Kakao Corp.	16,795	2,114

Kangwon Land, Inc.	39,041	628

KB Financial Group, Inc.	128,066	3,573

KCC Corp.	1,625	171

Kia Motors Corp.	83,451	1,766

KMW Co. Ltd. *	8,598	353

Korea Aerospace Industries Ltd.	24,531	415

Korea Electric Power Corp. *	82,148	1,286

Korea Gas Corp.	10,000	174

Korea Investment Holdings Co. Ltd.	13,463	544

Korea Shipbuilding & Offshore Engineering Co. Ltd. *	12,197	778

Korea Zinc Co. Ltd.	2,674	775

Korean Air Lines Co. Ltd. *	13,867	211

KT&G Corp.	37,846	2,305

Kumho Petrochemical Co. Ltd.	6,083	320

LG Chem Ltd.	14,963	3,705

LG Corp.	30,282	1,453

LG Display Co. Ltd. *	71,170	639

LG Electronics, Inc.	33,333	1,301

LG Household & Health Care Ltd.	3,032	2,774

LG Innotek Co. Ltd.	4,795	441

LG Uplus Corp.	71,539	631

Lotte Chemical Corp.	5,325	835

Lotte Corp.	9,907	194

Lotte Shopping Co. Ltd.	3,794	231

Medy-Tox, Inc.	1,495	240

Meritz Securities Co. Ltd.	111,281	255

Mirae Asset Daewoo Co. Ltd.	129,565	553

NAVER Corp.	45,344	6,238

NCSoft Corp.	5,337	2,825

Netmarble Corp. (2) *	8,325	635

NH Investment & Securities Co. Ltd.	50,469	368

OCI Co. Ltd. *	6,207	175

Orion Corp.	7,667	721

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

South Korea – 10.7% – continued

Ottogi Corp.	388	$151

Pan Ocean Co. Ltd. *	95,961	231

Pearl Abyss Corp. *	2,175	318

POSCO	25,419	3,335

POSCO Chemical Co. Ltd.	8,019	285

Posco International Corp.	15,808	146

S-1 Corp.	5,737	375

Samsung Biologics Co. Ltd. (2)*	5,333	2,090

Samsung C&T Corp.	27,341	1,986

Samsung Card Co. Ltd.	9,368	228

Samsung Electro-Mechanics Co. Ltd.	17,814	1,407

Samsung Electronics Co. Ltd.	1,545,430	60,062

Samsung Engineering Co. Ltd. *	51,242	422

Samsung Fire & Marine Insurance Co. Ltd.	9,745	1,219

Samsung Heavy Industries Co. Ltd. *	143,769	452

Samsung Life Insurance Co. Ltd.	21,579	755

Samsung SDI Co. Ltd.	17,744	3,467

Samsung SDS Co. Ltd.	11,061	1,341

Samsung Securities Co. Ltd.	20,796	494

Shinhan Financial Group Co. Ltd.	147,525	3,433

Shinsegae, Inc.	2,373	422

SK Holdings Co. Ltd.	11,118	1,507

SK Hynix, Inc.	176,538	11,943

SK Innovation Co. Ltd.	18,288	1,282

SK Telecom Co. Ltd.	6,156	891

SK Telecom Co. Ltd. ADR	1,900	31

S-Oil Corp.	14,312	662

Woori Financial Group, Inc.	173,654	1,075

Yuhan Corp.	3,046	570
		170,904

Spain – 0.0%

AmRest Holdings S.E. *	27,911	125

Taiwan – 11.8%

Accton Technology Corp.	161,000	854

Acer, Inc.	963,800	497

Advantech Co. Ltd.	111,551	921

Airtac International Group	39,000	572

ASE Technology Holding Co. Ltd.	1,120,928	2,149

Asia Cement Corp.	694,567	905

Asustek Computer, Inc.	226,546	1,532

AU Optronics Corp.	2,736,215	567

Catcher Technology Co. Ltd.	209,111	1,330

Cathay Financial Holding Co. Ltd.	2,505,212	2,925

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Taiwan – 11.8% – continued

Chailease Holding Co. Ltd.	379,823	$1,150

Chang Hwa Commercial Bank Ltd.	1,761,987	1,110

Cheng Shin Rubber Industry Co. Ltd.	654,184	666

Chicony Electronics Co. Ltd.	181,765	456

China Airlines Ltd.	795,307	174

China Development Financial Holding Corp.	4,070,868	999

China Life Insurance Co. Ltd. *	894,002	498

China Steel Corp.	3,712,156	2,327

Chunghwa Telecom Co. Ltd.	1,235,493	4,392

Compal Electronics, Inc.	1,354,759	775

CTBC Financial Holding Co. Ltd.	5,972,878	3,536

Delta Electronics, Inc.	632,343	2,520

E.Sun Financial Holding Co. Ltd.	3,384,301	2,715

Eclat Textile Co. Ltd.	65,182	519

Eva Airways Corp.	598,592	176

Evergreen Marine Corp. Taiwan Ltd. *	871,891	267

Far Eastern New Century Corp.	1,097,789	819

Far EasTone Telecommunications Co. Ltd.	519,345	1,087

Feng TAY Enterprise Co. Ltd.	113,440	488

First Financial Holding Co. Ltd.	3,207,943	2,085

Formosa Chemicals & Fibre Corp.	1,136,499	2,518

Formosa Petrochemical Corp.	390,487	1,041

Formosa Plastics Corp.	1,448,682	3,598

Formosa Taffeta Co. Ltd.	289,827	295

Foxconn Technology Co. Ltd.	309,131	506

Fubon Financial Holding Co. Ltd.	2,120,025	2,633

Giant Manufacturing Co. Ltd.	95,483	423

Globalwafers Co. Ltd.	70,000	775

Highwealth Construction Corp.	280,490	376

Hiwin Technologies Corp.	76,947	500

Hon Hai Precision Industry Co. Ltd.	4,031,942	9,321

Hotai Motor Co. Ltd.	96,900	1,574

Hua Nan Financial Holdings Co. Ltd.	2,554,993	1,525

Innolux Corp.	2,736,900	473

Inventec Corp.	845,314	643

Largan Precision Co. Ltd.	32,835	4,082

Lite-On Technology Corp.	672,964	910

MediaTek, Inc.	488,334	5,201

Mega Financial Holding Co. Ltd.	3,527,543	3,319

Micro-Star International Co. Ltd.	217,000	637

Nan Ya Plastics Corp.	1,670,951	3,023

Nanya Technology Corp.	391,071	695

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Taiwan – 11.8% – continued

Nien Made Enterprise Co. Ltd.	54,000	$318

Novatek Microelectronics Corp.	184,850	1,052

Pegatron Corp.	630,594	1,210

Phison Electronics Corp.	48,608	399

PouChenCorp.	711,093	603

Powertech Technology, Inc.	239,568	671

President Chain Store Corp.	183,220	1,715

Quanta Computer, Inc.	877,576	1,747

Realtek Semiconductor Corp.	154,457	1,116

Ruentex Development Co. Ltd. *	180,757	228

Ruentex Industries Ltd. *	102,343	235

Shanghai Commercial & Savings Bank (The) Ltd.	1,087,359	1,415

Shin Kong Financial Holding Co. Ltd. *	3,447,863	870

SinoPac Financial Holdings Co. Ltd.	3,430,792	1,254

Standard Foods Corp.	147,355	297

Synnex Technology International Corp.	414,940	505

Taishin Financial Holding Co. Ltd.	3,076,365	1,190

Taiwan Business Bank	1,689,190	541

Taiwan Cement Corp.	1,589,004	2,076

Taiwan Cooperative Financial Holding Co. Ltd.	2,933,519	1,780

Taiwan High Speed Rail Corp.	664,000	631

Taiwan Mobile Co. Ltd.	527,076	1,741

Taiwan Semiconductor Manufacturing Co. Ltd.	7,975,749	71,192

Tatung Co. Ltd. *	614,000	393

Uni-President Enterprises Corp.	1,553,150	3,370

United Microelectronics Corp.	3,585,043	1,604

Vanguard International Semiconductor Corp.	292,000	573

Walsin Technology Corp.	100,000	522

Win Semiconductors Corp.	110,000	941

Winbond Electronics Corp.	986,000	370

Wistron Corp.	917,449	744

Wiwynn Corp.	25,000	571

WPG Holdings Ltd.	515,290	605

Ya Hsin Industrial Co. Ltd. (5)*	121,548	—

Yageo Corp.	81,377	724

Yuanta Financial Holding Co. Ltd.	3,181,814	1,637

Zhen Ding Technology Holding Ltd.	170,850	516
		188,435

Thailand – 2.1%

Advanced Info Service PCL (Registered)	194,000	1,188

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Thailand – 2.1% – continued

Advanced Info Service PCL NVDR	187,799	$1,155

Airports of Thailand PCL NVDR	1,384,300	2,166

B Grimm Power PCL NVDR	255,200	309

Bangkok Bank PCL (Registered)	90,100	276

Bangkok Bank PCL NVDR	75,300	231

Bangkok Dusit Medical Services PCL NVDR	3,051,300	1,772

Bangkok Expressway & Metro PCL NVDR	2,621,098	619

Banpu PCL (Registered)	233,500	38

Banpu PCL NVDR	992,320	162

Berli Jucker PCL NVDR	397,400	494

BTS Group Holdings PCL NVDR	2,314,300	642

Bumrungrad Hospital PCL NVDR	141,187	490

Central Pattana PCL NVDR	680,900	872

Central Retail Corp. PCL NVDR *	608,258	519

Charoen Pokphand Foods PCL NVDR	1,285,357	952

CP ALL PCL (Registered)	905,200	1,683

CP ALL PCL NVDR	950,636	1,776

Electricity Generating PCL NVDR	98,800	684

Energy Absolute PCL NVDR	532,700	548

Global Power Synergy PCL NVDR	232,300	403

Gulf Energy Development PCL NVDR	167,700	766

Home Product Center PCL NVDR	1,953,704	650

Indorama Ventures PCL NVDR	557,847	369

Intouch Holdings PCL NVDR	716,700	1,092

IRPC PCL (Registered)	1,860,900	121

IRPC PCL NVDR	1,844,281	120

Kasikornbank PCL (Registered)	151,500	422

Kasikornbank PCL NVDR	432,947	1,207

Krung Thai Bank PCL (Registered)	699,750	243

Krung Thai Bank PCL NVDR	77,593	27

Land & Houses PCL NVDR	2,813,300	580

Minor International PCL NVDR	829,530	417

Muangthai Capital PCL NVDR	219,200	234

Osotspa PCL NVDR	244,100	261

PTT Exploration & Production PCL (Registered)	242,500	499

PTT Exploration & Production PCL NVDR	215,643	451

PTT Global Chemical PCL (Registered)	189,814	176

PTT Global Chemical PCL NVDR	378,376	352

PTT PCL (Registered)	1,835,000	1,719

PTT PCL NVDR	1,882,400	1,763

Ratch Group PCL NVDR	231,700	406

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

Thailand – 2.1% continued

Siam Cement (The) PCL (Registered)	51,000	$503

Siam Cement (The) PCL NVDR	200,598	1,960

Siam Commercial Bank (The) PCL (Registered)	232,700	491

Siam Commercial Bank (The) PCL NVDR	28,876	61

Srisawad Corp. PCL NVDR	245,500	318

Thai Oil PCL (Registered)	97,800	92

Thai Oil PCL NVDR	169,795	159

Thai Union Group PCL NVDR	1,147,300	482

TMB Bank PCL NVDR	7,051,563	192

Total Access Communication PCL NVDR	255,000	317

True Corp. PCL NVDR	3,862,052	369
		33,798

Turkey – 0.4%

Akbank T.A.S. *	886,416	737

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	77,184	201

Arcelik A.S. *	75,703	153

Aselsan Elektronik Sanayi Ve Ticaret A.S.	115,085	403

BIM Birlesik Magazalar A.S.	136,202	1,025

Eregli Demir ve Celik Fabrikalari T.A.S.	459,981	515

Ford Otomotiv Sanayi A.S.	24,824	185

Haci Omer Sabanci Holding A.S.	320,590	357

Is Gayrimenkul Yatirim Ortakligi A.S. (3) *	1	—

KOC Holding A.S.	255,534	518

TAV Havalimanlari Holding A.S.	42,692	105

Tupras Turkiye Petrol Rafinerileri A.S. *	40,955	461

Turk Hava Yollari A.O. *	190,275	255

Turkcell Iletisim Hizmetleri A.S.	368,116	687

Turkiye Garanti Bankasi A.S. *	760,141	915

Turkiye Is Bankasi A.S., Class C *	534,543	374
		6,891

United Arab Emirates – 0.5%

Abu Dhabi Commercial Bank PJSC	896,715	1,116

Aldar Properties PJSC	1,277,165	527

DP World PLC	53,403	800

Dubai Islamic Bank PJSC	555,491	544

Emaar Malls PJSC	936,898	267

Emaar Properties PJSC	1,087,102	644

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% (1) – continued

United Arab Emirates – 0.5% – continued

Emirates Telecommunications Group Co. PJSC	554,195	$2,113

First Abu Dhabi Bank PJSC	877,475	2,266
		8,277

United States – 0.0%

Nexteer Automotive Group Ltd.	302,000	151
Total Common Stocks
(Cost $1,254,405)		1,501,299

PREFERRED STOCKS — 2.3% (1)

Brazil – 1.4%

Banco Bradesco S.A., 0.09% (7)	1,303,092	5,236

Braskem S.A., Class A, 4.97% (7)	65,741	218

Centrais Eletricas Brasileiras S.A., Class B, 6.93% (7)	85,641	435

CiaEnergeticadeMinas Gerais, 5.49% (7)	290,303	497

Gerdau S.A., 1.19% (7)	341,761	658

Itau Unibanco Holding S.A., 0.83% (7)	1,569,039	7,012

Itausa - Investimentos Itau S.A., 0.95% (7)	1,433,439	2,400

Lojas Americanas S.A. *	243,380	851

Petroleo Brasileiro S.A., 0.00% (7) (8)	1,347,295	3,617

Telefonica Brasil S.A., 5.17% (7)	145,673	1,387
		22,311

Chile – 0.1%

Embotelladora Andina S.A., Class B, 4.74% (7)	136,805	303

Sociedad Quimica y Minera de Chile S.A., Class B, 4.64% (7)	35,103	802
		1,105

Colombia – 0.1%

Bancolombia S.A., 4.74% (7)	144,788	909

Bancolombia S.A. ADR, 4.75% (7)	2,352	59

Grupo Aval Acciones y Valores S.A., 6.45% (7)	1,327,520	297
		1,265

Russia – 0.1%

Surgutneftegas PJSC, 19.6% (7)	2,286,237	1,094

Surgutneftegas PJSC ADR, 24.1% (7)	27,241	127

Transneft PJSC, 7.28% (7)	115	215
		1,436

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 2.3% (1) – continued

South Korea – 0.6%

Amorepacific Corp., 1.73% (7)	3,155	$153

Hyundai Motor Co., 7.83% (7)	6,036	254

Hyundai Motor Co. (2nd Preferred), 7.28% (7)	11,407	527

LG Chem Ltd., 1.47% (7)	2,009	240

LG Household & Health Care Ltd., 1.75% (7)	706	368

Samsung Electronics Co. Ltd., 3.59% (7)	266,760	8,708
		10,250
Total Preferred Stocks
(Cost $47,070)		36,367

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 0.0%

India – 0.0%

Britannia Industries Ltd., 8.00%, 8/28/22 (INR)	$747	$10
Total Foreign Issuer Bonds
(Cost $11)		10

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (9) (10)	9,548,812	$9,549
Total Investment Companies
(Cost $9,549)		9,549

Total Investments – 97.1%
(Cost $1,311,035)		1,547,225

Other Assets less Liabilities – 2.9%		46,813
Net Assets – 100.0%		$1,594,038

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Value rounds to less than one thousand.
(4)	Level 3 asset.
(5)	Level 3 asset that is worthless, bankrupt or has been delisted.
(6)

Restricted security that has been deemed illiquid. At March 31, 2020, the value of this restricted illiquid security amounted to approximately $9,000 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

VTB Bank PJSC GDR	5/11/07-10/28/09	$80

(7)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(8)	Current yield is less than 0.01%.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2020 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

PLC – Public Limited Company

REIT – Real Estate Investment Trust

INR – Indian Rupee

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

BNP	Brazilian Real	5,562	United States Dollar	1,179	6/17/20	$114

BNP	United States Dollar	5,406	Hong Kong Dollar	42,000	6/17/20	9

Goldman Sachs	Brazilian Real	1,500	United States Dollar	298	6/17/20	11

Goldman Sachs	Korean Won	3,861,430	United States Dollar	3,255	6/17/20	78

Morgan Stanley	South African Rand	4,618	United States Dollar	266	6/17/20	11

Toronto-Dominion Bank	Indian Rupee	11,913	United States Dollar	158	6/17/20	3

Toronto-Dominion Bank	Taiwan Dollar	28,259	United States Dollar	952	6/17/20	7

Subtotal Appreciation						233

Citibank	Hong Kong Dollar	930	United States Dollar	120	6/17/20	—*

Citibank	United States Dollar	605	Brazilian Real	3,000	6/17/20	(31)

Morgan Stanley	Hong Kong Dollar	54,044	United States Dollar	6,955	6/17/20	(14)

Subtotal Depreciation						(45)

Total						$188

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

MSCI Emerging Markets Index(United States Dollar)	1,331	$56,095	Long	6/20	$2,615

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	13.1%
Consumer Discretionary	15.4
Consumer Staples	6.6
Energy	5.9
Financials	21.6
Health Care	3.6
Industrials	5.0
Information Technology	16.8
Materials	6.6
Real Estate	2.9
Utilities	2.5

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	24.4%
United States Dollar	13.1
Taiwan Dollar	12.3
Korean Won	11.8
Indian Rupee	7.7
All other currencies less than 5%	30.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$2,024	$–	$–	$2,024
Brazil	53,321	–	–	53,321
Chile	8,615	–	–	8,615
China	175,967	387,190	–	563,157
Colombia	2,534	–	–	2,534
Egypt	1,679	386	–	2,065
Greece	–	3,144	10	3,154
Hong Kong	366	62,498	–	62,864
India	109	118,854	–	118,963
Mexico	29,225	–	–	29,225
Peru	4,373	–	–	4,373
Russia	1,348	47,482	–	48,830
South Africa	893	54,928	–	55,821
South Korea	31	170,873	–	170,904
All Other Countries(1)	–	375,449	–	375,449
Total Common Stocks	280,485	1,220,804	10	1,501,299
Preferred Stocks:
Russia	127	1,309	–	1,436
South Korea	–	10,250	–	10,250
All Other Countries(1)	24,681	–	–	24,681
Total Preferred Stocks	24,808	11,559	–	36,367
Foreign Issuer Bonds(1)	–	10	–	10
Investment Companies	9,549	–	–	9,549
Total Investments	$314,842	$1,232,373	$10	$1,547,225
OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$233	$–	$233
Futures Contracts	2,615	–	–	2,615
Liabilities
Forward Foreign Currency Exchange Contracts	–	(45)	–	(45)
Total Other Financial Instruments	$2,615	$188	$–	$2,803

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1)

Australia – 2.5%

Abacus Property Group	522,807	$767

Aventus Group	366,771	341

BGP Holdings PLC (2)*	6,535,576	—

BWP Trust	629,002	1,289

Cedar Woods Properties Ltd.	71,345	181

Centuria Industrial REIT	346,978	552

Centuria Office REIT	467,543	479

Charter Hall Long Wale REIT	434,992	1,197

Charter Hall Retail REIT	455,253	893

Charter Hall Social Infrastructure REIT	325,027	369

Dexus	1,343,703	7,670

GDI Property Group	618,211	359

GPT Group (The)	2,383,118	5,431

Growthpoint Properties Australia Ltd.	309,802	490

Ingenia Communities Group	303,301	608

Mirvac Group (OTC Exchange)	4,815,715	6,374

National Storage REIT	960,908	927

Scentre Group	6,430,197	6,366

Shopping Centres Australasia Property Group	1,139,537	1,621

Stockland	2,920,383	4,679

Vicinity Centres	3,906,002	2,458

Viva Energy REIT	856,562	1,228
		44,279

Austria–0.3%

CA Immobilien Anlagen A.G.	78,716	2,659

IMMOFINANZ A.G. *	109,567	1,959

S IMMO A.G.	56,857	1,100
		5,718

Belgium – 0.9%

Aedifica S.A.	30,157	3,132

Befimmo S.A.	27,328	1,316

Cofinimmo S.A.	31,668	4,151

Intervest Offices & Warehouses N.V.	24,599	644

Montea - C.V.A.	13,603	1,264

Retail Estates N.V.	10,997	573

Warehouses De Pauw - C.V.A.	158,727	4,564
		15,644

Brazil – 0.3%

Aliansce Sonae Shopping Centers sa	158,300	800

BR Malls Participacoes S.A.	936,013	1,780

BR Properties S.A. *	262,252	459

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Brazil – 0.3% – continued

Iguatemi Empresa de Shopping Centers S.A.	105,303	$636

JHSF Participacoes S.A.	304,063	209

LOG Commercial Properties e Participacoes S.A.	66,900	282

Multiplan Empreendimentos Imobiliarios S.A. *	336,672	1,254
		5,420

Canada – 1.2%

Allied Properties Real Estate Investment Trust	68,337	2,173

Artis Real Estate Investment Trust	77,135	437

Boardwalk Real Estate Investment Trust	27,422	446

Canadian Apartment Properties REIT	99,013	2,997

City Office REIT, Inc.	65,160	471

Cominar Real Estate Investment Trust	106,952	616

Crombie Real Estate Investment Trust	53,416	472

CT Real Estate Investment Trust	60,062	499

Dream Industrial Real Estate Investment Trust	86,676	578

Dream Office Real Estate Investment Trust	32,962	547

First Capital Real Estate Investment Trust	128,066	1,240

Granite Real Estate Investment Trust	31,839	1,315

H&R Real Estate Investment Trust	167,096	1,060

InterRent Real Estate Investment Trust	71,093	672

Killam Apartment Real Estate Investment Trust	57,313	643

Minto Apartment Real Estate Investment Trust	21,436	297

Morguard North American Residential Real Estate Investment Trust	24,187	230

Morguard Real Estate Investment Trust	30,764	113

Northview Apartment Real Estate Investment Trust	35,170	818

NorthWest Healthcare Properties Real Estate Investment Trust	87,107	598

RioCan Real Estate Investment Trust	185,826	2,130

SmartCentres Real Estate Investment Trust	86,546	1,159

Summit Industrial Income REIT	79,972	504

Tricon Capital Group, Inc.	208,461	1,021

WPT Industrial Real Estate Investment Trust	39,943	367
		21,403

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Chile – 0.1%

Parque Arauco S.A.	717,267	$1,006

China – 4.7%

Agile Group Holdings Ltd.	1,675,226	1,803

Beijing Capital Development Co. Ltd., Class A	196,100	183

Beijing Capital Land Ltd., Class H	1,746,000	380

Beijing North Star Co. Ltd., Class H	896,000	207

Central China Real Estate Ltd.	999,000	508

China Aoyuan Group Ltd.	1,454,000	1,692

China Enterprise Co. Ltd., Class A	308,900	185

China Evergrande Group	2,276,000	3,747

China Fortune Land Development Co. Ltd., Class A	221,700	655

China Logistics Property Holdings Co. Ltd. *	965,000	353

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	586,900	1,369

China SCE Group Holdings Ltd.	2,322,000	1,028

China Vanke Co. Ltd., Class A	712,740	2,588

China Vanke Co. Ltd., Class H	1,841,241	6,031

CIFI Holdings Group Co. Ltd.	3,385,256	2,428

Country Garden Holdings Co. Ltd.	9,402,625	11,288

DaFa Properties Group Ltd.	315,000	195

Dexin China Holdings Co. Ltd. *	784,000	313

Fantasia Holdings Group Co. Ltd. *	1,617,000	290

Financial Street Holdings Co. Ltd., Class A	227,200	210

Gemdale Corp., Class A	326,800	652

Grandjoy Holdings Group Co. Ltd., Class A	217,200	165

Greenland Hong Kong Holdings Ltd.	1,061,000	406

Guangzhou R&F Properties Co. Ltd., Class H	1,573,402	2,043

Guorui Properties Ltd.	1,407,000	237

Jingrui Holdings Ltd.	621,000	171

Jinke Properties Group Co. Ltd., Class A	405,800	458

Kaisa Group Holdings Ltd. *	3,000,000	1,103

KWG Group Holdings Ltd. *	1,557,594	2,203

Logan Property Holdings Co. Ltd.	1,660,000	2,544

Longfor Group Holdings Ltd.(3)	2,189,000	10,593

Poly Developments and Holdings Group Co. Ltd., Class A	864,800	1,820

Redco Properties Group Ltd.	1,124,000	551

Redsun Properties Group Ltd.	841,000	274

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

China – 4.7% – continued

RiseSun Real Estate Development Co. Ltd., Class A	330,500	$363

Ronshine China Holdings Ltd. *	706,000	687

Seazen Group Ltd. *	2,668,000	2,396

Seazen Holdings Co. Ltd., Class A	171,500	760

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	1,330,051	1,075

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	117,700	202

Shui On Land Ltd.	4,250,277	711

Sichuan Languang Development Co. Ltd., Class A	228,800	195

Sino-Ocean Group Holding Ltd.	3,637,500	920

Skyfame Realty Holdings Ltd.	2,732,000	359

SOHO China Ltd.	2,523,756	1,295

Sunac China Holdings Ltd.	3,002,050	13,807

Tahoe Group Co. Ltd., Class A	189,200	139

Xinhu Zhongbao Co. Ltd., Class A	653,600	280

Yango Group Co. Ltd., Class A	307,800	305

Yincheng International Holding Co. Ltd. *	550,000	181

Yuzhou Properties Co. Ltd.	2,229,851	945

Zhenro Properties Group Ltd.	1,856,000	1,162
		84,455

Egypt – 0.1%

Heliopolis Housing	475,557	102

Medinet Nasr Housing *	912,111	180

Palm Hills Developments S.A.E. *	1,974,879	135

Six of October Development & Investment	265,413	157

Talaat Moustafa Group	1,176,397	373
		947

Finland – 0.0%

Citycon OYJ	88,546	548

France – 1.7%

Carmila S.A.	59,391	847

Covivio	58,908	3,322

Gecina S.A.	56,085	7,440

ICADE	36,529	2,895

Klepierre S.A.	242,604	4,685

Mercialys S.A.	57,179	417

Nexity S.A.	51,180	1,577

Unibail-Rodamco-Westfield	169,505	9,599
		30,782

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Germany – 4.4%

ADO Properties S.A.	53,805	$1,221

alstria office REIT-A.G.	184,264	2,654

Aroundtown S.A.	1,495,044	7,492

Consus Real Estate A.G. *	60,554	337

Deutsche EuroShop A.G.	60,183	696

Deutsche Wohnen S.E.	440,843	16,844

DIC Asset A.G.	53,933	561

Grand City Properties S.A.	143,863	3,035

Hamborner REIT A.G.	79,506	717

LEG Immobilien A.G.	84,541	9,552

Sirius Real Estate Ltd.	1,118,225	925

TAG Immobilien A.G. *	161,031	3,196

Vonovia S.E.	631,418	31,123
		78,353

Greece – 0.0%

LAMDA Development S.A. *	76,766	487

Hong Kong – 9.0%

C&D International Investment Group Ltd.	288,000	396

Champion REIT	2,513,846	1,514

China Jinmao Holdings Group Ltd.	6,458,000	4,155

China Merchants Land Ltd. *	1,554,000	242

China Overseas Grand Oceans Group Ltd.	1,858,500	1,080

China Overseas Land & Investment Ltd.	4,710,542	14,536

China Resources Land Ltd.	3,938,155	16,157

China South City Holdings Ltd.	5,648,000	545

China Vast Industrial Urban Development Co. Ltd.	418,000	144

Chinese Estates Holdings Ltd.	604,000	272

CK Asset Holdings Ltd.	3,168,500	17,237

CSI Properties Ltd.	6,210,000	179

Far East Consortium International Ltd.	1,483,096	533

Gemdale Properties & Investment Corp. Ltd.	5,834,000	966

Hang Lung Group Ltd.	1,078,000	2,266

Hang Lung Properties Ltd.	2,484,452	5,025

Henderson Land Development Co. Ltd.	1,779,555	6,759

HKC Holdings Ltd.	197,000	127

Hongkong Land Holdings Ltd.	1,427,418	5,339

Hysan Development Co. Ltd.	764,045	2,473

Jiayuan International Group Ltd.	1,390,915	565

K Wah International Holdings Ltd.	1,532,802	658

Kerry Properties Ltd.	796,599	2,092

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Hong Kong – 9.0% – continued

Lai Sun Development Co. Ltd.	230,587	$247

Langham Hospitality Investments and Langham Hospitality Investments Ltd.	1,082,000	193

Link REIT	2,572,900	21,734

LVGEM China Real Estate Investment Co. Ltd.	1,280,000	391

Poly Property Group Co. Ltd.	2,504,000	846

Prosperity REIT	1,551,000	485

Road King Infrastructure Ltd.	285,000	430

Shanghai Industrial Urban Development Group Ltd.	2,436,000	231

Shenzhen Investment Ltd.	3,707,191	1,147

Shimao Property Holdings Ltd.	1,405,369	4,919

Sino Land Co. Ltd.	3,764,475	4,763

Sun Hung Kai Properties Ltd.	1,953,425	25,648

Sunlight Real Estate Investment Trust	1,339,000	653

Swire Properties Ltd.	1,433,000	4,021

Wharf Holdings (The) Ltd.	1,300,317	2,297

Wharf Real Estate Investment Co. Ltd.	1,487,317	6,094

Yuexiu Property Co. Ltd.	8,591,442	1,544

Yuexiu Real Estate Investment Trust	1,914,000	938

Zhuguang Holdings Group Co. Ltd. *	1,822,000	221
		160,062

India – 0.2%

Brigade Enterprises Ltd.	62,113	104

DLF Ltd.	720,848	1,296

Godrej Properties Ltd. *	75,241	591

Indiabulls Real Estate Ltd. *	259,173	140

Oberoi Realty Ltd.	69,089	301

Phoenix Mills (The) Ltd.	66,737	502

Prestige Estates Projects Ltd.	132,875	295

Sunteck Realty Ltd.	64,882	178
		3,407

Indonesia – 0.1%

Ciputra Development Tbk PT	12,708,336	345

Lippo Karawaci Tbk PT *	35,922,810	293

Pakuwon Jati Tbk PT	20,963,340	393

PP Properti Tbk PT	19,545,300	60

Rimo International Lestari Tbk PT *	42,545,100	130

Sentul City Tbk PT *	24,505,200	75

Summarecon Agung Tbk PT	10,964,700	266
		1,562

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Ireland – 0.1%

Hibernia REIT PLC	852,215	$997

Irish Residential Properties REIT PLC	551,784	742
		1,739

Israel – 0.4%

AFI Properties Ltd. *	28,564	723

Amot Investments Ltd.	205,608	1,218

Bayside Land Corp.	1,308	765

Blue Square Real Estate Ltd.	6,604	264

Melisron Ltd.	22,393	875

Mivne Real Estate KD Ltd. *	696,074	1,514

Property & Building Corp. Ltd.	2,794	175

Reit 1 Ltd.	218,590	1,065

Summit Real Estate Holdings Ltd.	45,635	418
		7,017

Italy – 0.0%

Immobiliare Grande Distribuzione SIIQ S.p.A.	62,306	257

Japan – 11.7%

Activia Properties, Inc.	851	2,726

Advance Residence Investment Corp.	1,613	4,691

Aeon Mall Co. Ltd.	125,166	1,579

AEON REIT Investment Corp.	1,824	1,747

Comforia Residential REIT, Inc.	708	2,019

Daibiru Corp.	54,300	448

Daiwa House Industry Co. Ltd.	694,100	17,191

Daiwa House REIT Investment Corp.	2,424	5,922

Daiwa Office Investment Corp.	392	2,166

Frontier Real Estate Investment Corp.	569	1,600

Fukuoka REIT Corp.	842	871

Global One Real Estate Investment Corp.	1,174	985

GLP J-Reit	4,229	4,757

Goldcrest Co. Ltd.	20,400	307

Hankyu Hanshin REIT, Inc.	692	748

Heiwa Real Estate Co. Ltd.	40,400	1,047

Heiwa Real Estate REIT, Inc.	1,053	977

Hoshino Resorts REIT, Inc.	276	846

Hulic Co. Ltd.	371,640	3,773

Hulic Reit, Inc.	1,446	1,661

Ichigo Office REIT Investment Corp.	1,499	1,027

Ichigo, Inc.	308,700	712

Industrial & Infrastructure Fund Investment Corp.	1,984	2,685

Invesco Office J-Reit, Inc.	10,899	1,427

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Japan – 11.7% – continued

Invincible Investment Corp.	7,462	$1,666

Japan Excellent, Inc.	1,438	1,654

Japan Hotel REIT Investment Corp.	5,461	1,582

Japan Logistics Fund, Inc.	1,058	2,352

Japan Prime Realty Investment Corp.	966	2,901

Japan Real Estate Investment Corp.	1,615	9,468

Japan Rental Housing Investments, Inc.	2,043	1,726

Japan Retail Fund Investment Corp.	3,206	3,620

Katitas Co. Ltd.	58,300	935

Kenedix Office Investment Corp.	527	2,760

Kenedix Residential Next Investment Corp.	1,054	1,641

Kenedix Retail REIT Corp.	620	875

LaSalle Logiport REIT	1,588	2,141

Leopalace21 Corp. *	299,900	738

MCUBS MidCity Investment Corp.	2,066	1,461

Mirai Corp.	1,968	668

Mitsubishi Estate Co. Ltd.	1,449,980	21,375

Mitsubishi Estate Logistics REIT Investment Corp.	339	1,114

Mitsui Fudosan Co. Ltd.	1,080,162	18,683

Mitsui Fudosan Logistics Park, Inc.	484	2,045

Mori Hills REIT Investment Corp.	2,063	2,738

Mori Trust Hotel Reit, Inc.	412	312

Mori Trust Sogo Reit, Inc.	1,211	1,462

Nippon Accommodations Fund, Inc.	535	2,897

Nippon Building Fund, Inc.	1,645	11,052

Nippon Prologis REIT, Inc.	2,450	6,172

NIPPON REIT Investment Corp.	551	1,624

Nomura Real Estate Holdings, Inc.	153,500	2,490

Nomura Real Estate Master Fund, Inc.	5,015	6,329

One REIT, Inc.	269	606

Orix JREIT, Inc.	3,213	4,219

Premier Investment Corp.	1,611	1,771

SAMTY Co. Ltd.	33,700	374

Samty Residential Investment Corp.	375	294

Sekisui House Reit, Inc.	4,984	3,178

Star Asia Investment Corp.	445	352

Starts Proceed Investment Corp.	263	437

Sumitomo Realty & Development Co. Ltd.	408,325	9,952

Sun Frontier Fudousan Co. Ltd.	31,700	240

Takara Leben Co. Ltd.	99,600	321

Takara Leben Real Estate Investment Corp.	532	393

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Japan – 11.7% – continued

TOC Co. Ltd.	52,600	$286

Tokyo Tatemono Co. Ltd.	238,600	2,525

Tokyu REIT, Inc.	1,075	1,404

Tosei Corp.	40,000	344

United Urban Investment Corp.	3,629	3,601

Unizo Holdings Co. Ltd. *	31,900	1,773
		208,463

Malaysia–0.2%

Eco World Development Group Bhd. *	1,118,900	104

Eco World International Bhd. *	760,000	71

IGB Real Estate Investment Trust	2,151,200	791

Mah Sing Group Bhd.	1,383,800	120

Matrix Concepts Holdings Bhd.	573,200	211

Pavilion Real Estate Investment Trust	675,600	247

Sime Darby Property Bhd.	2,897,000	361

SP Setia Bhd. Group	2,048,269	347

Sunway Real Estate Investment Trust	1,812,900	665

UEM Sunrise Bhd. *	1,724,300	155

YTL Hospitality REIT	616,000	130
		3,202

Mexico – 0.4%

Concentradora Fibra Danhos S.A. de C.V.	347,153	284

Corp. Inmobiliaria Vesta S.A.B. de C.V.	685,700	793

Fibra Uno Administracion S.A. de C.V.	3,744,509	2,939

Macquarie Mexico Real Estate Management S.A. de C.V.	912,489	759

PLA Administradora Industrial S de RL de C.V.	942,200	1,047

Prologis Property Mexico S.A. de C.V.	552,562	830
		6,652

Netherlands – 0.1%

Brack Capital Properties N.V. *	3,428	280

Eurocommercial Properties N.V. – C.V.A.	52,775	512

NSI N.V.	22,878	908

Vastned Retail N.V.	14,468	244

Wereldhave N.V.	42,446	311
		2,255

New Zealand – 0.3%

Argosy Property Ltd.	1,035,097	556

Goodman Property Trust	1,355,772	1,735

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

New Zealand – 0.3% – continued

Kiwi Property Group Ltd.	1,888,018	$1,059

Precinct Properties New Zealand Ltd.	1,376,931	1,401
		4,751

Norway – 0.2%

Entra ASA	210,504	2,507

Selvaag Bolig ASA	53,452	238
		2,745

Philippines – 0.8%

Altus San Nicolas Corp. *	45,757	5

Ayala Land, Inc.	8,993,681	5,371

DoubleDragon Properties Corp. *	899,700	285

Filinvest Land, Inc.	12,286,989	219

Megaworld Corp.	14,044,001	694

Robinsons Land Corp.	2,586,596	750

SM Prime Holdings, Inc.	12,358,553	6,929

Vista Land & Lifescapes, Inc.	4,825,400	388
		14,641

Qatar – 0.1%

Barwa Real Estate Co. *	2,334,981	1,916

United Development Co. QSC	2,111,824	571
		2,487

Romania – 0.1%

NEPI Rockcastle PLC	479,984	2,000

Russia – 0.0%

LSR Group PJSC GDR	254,621	357

Saudi Arabia – 0.2%

Arriyadh Development Co.	106,104	381

Dar Al Arkan Real Estate Development Co. *	648,016	1,414

Emaar Economic City *	464,319	846

Saudi Real Estate Co. *	106,407	348
		2,989

Singapore – 2.9%

Ascendas Real Estate Investment Trust	3,535,157	7,044

Ascott Residence Trust	2,222,514	1,224

Cache Logistics Trust	1,236,400	405

CapitaLand Commercial Trust	3,291,571	3,546

CapitaLand Mall Trust	3,145,415	3,964

CapitaLand Retail China Trust	977,424	840

CDL Hospitality Trusts	978,192	545

Chip Eng Seng Corp. Ltd.	417,500	145

City Developments Ltd.	555,400	2,815

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Singapore – 2.9% – continued

Eagle Hospitality Trust	496,400	$68

ESR-REIT	2,598,630	549

Far East Hospitality Trust	975,403	282

First Real Estate Investment Trust	707,251	339

Frasers Centrepoint Trust	869,312	1,353

Frasers Commercial Trust	853,059	709

Frasers Hospitality Trust	967,600	266

Frasers Logistics & Industrial Trust	2,093,900	1,305

GuocoLand Ltd.	374,700	352

Keppel DC REIT	1,497,934	2,388

Keppel REIT	2,276,020	1,523

Lippo Malls Indonesia Retail Trust	2,383,500	194

Manulife U.S. Real Estate Investment Trust	1,838,703	1,317

Mapletree Commercial Trust	2,629,354	3,388

Mapletree Industrial Trust	1,890,336	3,197

Mapletree Logistics Trust	3,252,014	3,619

Mapletree North Asia Commercial Trust	2,726,000	1,525

OUECommercialRealEstate Investment Trust	2,675,900	660

OUE Ltd.	373,000	260

Oxley Holdings Ltd.	1,055,137	152

Parkway Life Real Estate Investment Trust	476,300	1,036

Prime U.S. REIT	598,700	375

Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	1,000,500	207

Sasseur Real Estate Investment Trust	529,400	220

Soilbuild Business Space REIT	1,114,680	251

SPH REIT	934,100	506

Starhill Global REIT	1,771,000	542

Suntec Real Estate Investment Trust	2,385,491	2,100

UOL Group Ltd.	571,797	2,633

Yanlord Land Group Ltd.	710,100	488
		52,332

South Africa – 0.4%

Attacq Ltd.	760,329	199

Emira Property Fund Ltd.	529,634	185

Equites Property Fund Ltd.	588,104	544

Growthpoint Properties Ltd.	3,656,523	2,624

Hyprop Investments Ltd.	318,678	338

Investec Property Fund Ltd.	652,821	251

Redefine Properties Ltd.	6,685,696	885

Resilient REIT Ltd.	349,091	620

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

South Africa – 0.4% – continued

SA Corporate Real Estate Ltd.	2,564,543	$162

Stor-Age Property REIT Ltd.	447,946	310

Vukile Property Fund Ltd.	952,603	374
		6,492

South Korea – 0.0%

Dongwon Development Co. Ltd.	51,849	139

SK D&D Co. Ltd.	9,630	197
		336

Spain – 0.4%

Aedas Homes S.A. *	26,877	519

Inmobiliaria Colonial Socimi S.A.	311,150	2,949

Lar Espana Real Estate Socimi S.A.	101,230	449

Merlin Properties Socimi S.A.	431,279	3,259

Metrovacesa S.A. *	57,645	321
		7,497

Sweden – 1.6%

Atrium Ljungberg AB, Class B	54,857	856

Castellum AB	317,896	5,381

Catena AB	25,804	753

Dios Fastigheter AB	108,844	726

Fabege AB	324,028	4,152

Fastighets AB Balder, Class B *	124,402	4,469

Hufvudstaden AB, Class A	136,589	1,866

John Mattson Fastighetsforetagen AB *	23,456	307

Klovern AB, Class B	566,628	842

Kungsleden AB	226,743	1,713

Nyfosa AB *	205,185	1,033

Sagax AB, Class D	116,045	315

Samhallsbyggnadsbolaget i Norden AB	1,047,249	1,999

Samhallsbyggnadsbolaget i Norden AB, Class D	139,788	340

Wallenstam AB, Class B	199,038	2,264

Wihlborgs Fastigheter AB	169,271	2,357
		29,373

Switzerland – 1.3%

Allreal Holding A.G. (Registered) *	17,570	3,261

Intershop Holding A.G.	1,393	732

IWG PLC	812,806	1,733

Mobimo Holding A.G. (Registered) *	8,080	2,267

PSP Swiss Property A.G. (Registered)	50,688	6,339

Swiss Prime Site A.G. (Registered)	93,107	9,140
		23,472

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

Taiwan – 0.3%

Cathay Real Estate Development Co. Ltd.	661,000	$377

Chong Hong Construction Co. Ltd.	217,000	539

Farglory Land Development Co. Ltd.	350,000	440

Highwealth Construction Corp.	989,000	1,325

Huaku Development Co. Ltd.	292,000	798

Hung Sheng Construction Ltd. *	600,760	296

Kindom Development Co. Ltd.	383,000	287

Prince Housing & Development Corp.	1,187,000	358

Radium Life Tech Co. Ltd.	809,420	240

Shining Building Business Co. Ltd. *	435,197	117
		4,777

Thailand – 0.6%

Amata Corp. PCL NVDR	1,013,700	312

Ananda Development PCL NVDR	1,688,800	61

AP Thailand PCL (Registered)	441,405	51

AP Thailand PCL NVDR	2,242,204	260

Central Pattana PCL (Registered)	811,626	1,057

Central Pattana PCL NVDR	1,922,898	2,464

Land & Houses PCL NVDR	10,321,100	2,127

LPN Development PCL (Registered)	8,475	1

LPN Development PCL NVDR	1,673,901	168

Origin Property PCL NVDR	932,100	100

Platinum Group (The) PCL NVDR	1,064,100	66

Pruksa Holding PCL NVDR	693,100	197

Quality Houses PCL NVDR	10,026,400	572

Sansiri PCL NVDR	16,002,766	288

SC Asset Corp. PCL (Registered)	747,984	42

SC Asset Corp. PCL NVDR	1,105,124	62

Siam Future Development PCL NVDR	1,485,332	164

Singha Estate PCL NVDR	3,906,800	152

Supalai PCL (Registered)	280,445	127

Supalai PCL NVDR	1,472,500	673

U City PCL NVDR *	4,266,600	105

Univentures PCL NVDR	847,700	62

WHA Corp. PCL NVDR	10,993,600	745
		9,856

United Arab Emirates – 0.2%

Aldar Properties PJSC	4,709,583	1,943

Deyaar Development PJSC *	1,830,207	104

Emaar Malls PJSC	3,153,679	900

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

United Arab Emirates – 0.2% – continued

Eshraq Investments PJSC *	1,443,551	$76

RAK Properties PJSC	1,241,612	125
		3,148

United Kingdom – 3.7%

Assura PLC	2,954,523	3,056

Big Yellow Group PLC	194,554	2,422

British Land (The) Co. PLC	1,077,083	4,481

Capital & Counties Properties PLC	884,874	1,815

Civitas Social Housing PLC	759,534	908

Custodian Reit PLC	478,301	587

Derwent London PLC	130,058	5,268

Empiric Student Property PLC	750,501	615

GCP Student Living PLC	566,305	933

Grainger PLC	747,491	2,401

Great Portland Estates PLC	279,559	2,360

Hammerson PLC	934,126	895

Helical PLC	134,400	583

Intu Properties PLC *	1,201,561	66

Land Securities Group PLC	862,312	5,941

LondonMetric Property PLC	969,569	2,115

LXI REIT PLC	634,007	854

NewRiver REIT PLC	387,776	287

Picton Property Income (The) Ltd.	678,933	749

Primary Health Properties PLC	1,490,965	2,967

RDI REIT PLC	361,103	292

Regional REIT Ltd.	491,823	505

Safestore Holdings PLC	258,080	2,049

Schroder Real Estate Investment Trust Ltd.	656,744	317

Segro PLC	1,344,368	12,714

Shaftesbury PLC	187,353	1,435

St. Modwen Properties PLC	243,350	997

Standard Life Investment Property Income Trust Ltd.	489,833	514

Tritax Big Box REIT PLC	2,094,943	2,912

UNITE Group (The) PLC	355,850	3,534

Watkin Jones PLC	187,228	359

Workspace Group PLC	165,646	1,560
		66,491

United States – 46.9%

Acadia Realty Trust	103,664	1,284

Agree Realty Corp.	50,520	3,127

Alexander’s, Inc.	2,737	755

Alexandria Real Estate Equities, Inc.	137,165	18,800

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

United States – 46.9% – continued

American Assets Trust, Inc.	60,736	$1,518

American Campus Communities, Inc.	163,701	4,543

American Finance Trust, Inc.	127,183	795

American Homes 4 Rent, Class A	321,681	7,463

Apartment Investment & Management Co., Class A	177,372	6,235

Apple Hospitality REIT, Inc.	253,326	2,323

Ashford Hospitality Trust, Inc.	122,882	91

AvalonBay Communities, Inc.	166,369	24,485

Boston Properties, Inc.	184,189	16,988

Braemar Hotels & Resorts, Inc.	35,411	60

Brandywine Realty Trust	210,047	2,210

Brixmor Property Group, Inc.	354,876	3,371

Camden Property Trust	115,349	9,140

CareTrust REIT, Inc.	113,824	1,683

Cedar Realty Trust, Inc.	112,764	105

Chatham Lodging Trust	56,626	336

Colony Capital, Inc.	551,424	965

Columbia Property Trust, Inc.	139,313	1,741

Community Healthcare Trust, Inc.	22,837	874

CorePoint Lodging, Inc.	47,838	188

CoreSite Realty Corp.	44,892	5,203

Corporate Office Properties Trust	133,476	2,954

Cousins Properties, Inc.	174,848	5,118

CubeSmart	230,577	6,177

CyrusOne, Inc.	134,835	8,326

DiamondRock Hospitality Co.	238,481	1,211

Digital Realty Trust, Inc.	313,120	43,496

Diversified Healthcare Trust	283,449	1,029

Douglas Emmett, Inc.	198,437	6,054

Duke Realty Corp.	437,842	14,177

Easterly Government Properties, Inc.	88,332	2,177

EastGroup Properties, Inc.	45,751	4,780

Empire State Realty Trust, Inc., Class A	182,224	1,633

Equinix, Inc.	101,584	63,446

Equity Commonwealth	145,223	4,605

Equity Commonwealth - (Fractional Shares) (2)	75,000	–

Equity LifeStyle Properties, Inc.	206,051	11,844

Equity Residential	442,361	27,298

Essex Property Trust, Inc.	78,719	17,337

Extra Space Storage, Inc.	154,274	14,773

Federal Realty Investment Trust	89,974	6,713

First Industrial Realty Trust, Inc.	151,220	5,025

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

United States – 46.9% – continued

Four Corners Property Trust, Inc.	82,117	$1,536

Franklin Street Properties Corp.	127,728	732

Front Yard Residential Corp.	60,959	728

FRP Holdings, Inc. *	8,181	352

Getty Realty Corp.	41,730	991

Gladstone Commercial Corp.	37,219	534

Global Medical REIT, Inc.	48,494	491

Global Net Lease, Inc.	106,572	1,425

Healthcare Realty Trust, Inc.	159,304	4,449

Healthcare Trust of America, Inc., Class A	246,814	5,993

Healthpeak Properties, Inc.	589,598	14,062

Hersha Hospitality Trust	43,782	157

Highwoods Properties, Inc.	123,585	4,377

Host Hotels & Resorts, Inc.	854,300	9,431

Howard Hughes (The) Corp. *	48,902	2,471

Hudson Pacific Properties, Inc.	184,623	4,682

Independence Realty Trust, Inc.	108,306	968

Industrial Logistics Properties Trust	77,675	1,362

Innovative Industrial Properties, Inc.	19,761	1,500

Investors Real Estate Trust	13,843	761

Invitation Homes, Inc.	640,500	13,687

Iron Mountain, Inc.	342,049	8,141

JBG SMITH Properties	151,785	4,831

Kennedy-Wilson Holdings, Inc.	152,726	2,050

Kilroy Realty Corp.	126,279	8,044

Kimco Realty Corp.	503,034	4,864

Kite Realty Group Trust	100,068	948

Lexington Realty Trust	265,715	2,639

Life Storage, Inc.	55,580	5,255

LTC Properties, Inc.	47,374	1,464

Macerich (The) Co.	134,704	758

Mack-Cali Realty Corp.	107,868	1,643

Medical Properties Trust, Inc.	616,338	10,656

Mid-America Apartment Communities, Inc.	135,872	13,999

Monmouth Real Estate Investment Corp.	109,739	1,322

National Health Investors, Inc.	52,374	2,594

National Retail Properties, Inc.	204,470	6,582

National Storage Affiliates Trust	70,688	2,092

New Senior Investment Group, Inc.	98,927	253

NexPoint Residential Trust, Inc.	23,866	602

Office Properties Income Trust	57,417	1,565

Omega Healthcare Investors, Inc.	260,280	6,908

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

United States – 46.9% – continued

One Liberty Properties, Inc.	17,878	$249

Paramount Group, Inc.	216,887	1,909

Park Hotels & Resorts, Inc.	285,178	2,256

Pebblebrook Hotel Trust	155,637	1,695

Pennsylvania Real Estate Investment Trust	93,372	85

Physicians Realty Trust	224,395	3,128

Piedmont Office Realty Trust, Inc., Class A	149,822	2,646

Preferred Apartment Communities, Inc., Class A	54,611	392

Prologis, Inc. (New York Exchange)	878,317	70,590

PS Business Parks, Inc.	24,509	3,321

Public Storage (New York Exchange)	187,272	37,194

QTS Realty Trust, Inc., Class A	69,209	4,015

Realty Income Corp.	388,235	19,357

Regency Centers Corp.	199,635	7,672

Retail Opportunity Investments Corp.	138,292	1,146

Retail Properties of America, Inc., Class A	254,525	1,316

Retail Value, Inc.	19,020	233

Rexford Industrial Realty, Inc.	132,107	5,418

RLJ Lodging Trust	203,116	1,568

RPT Realty	95,804	578

Ryman Hospitality Properties, Inc.	58,222	2,087

Sabra Health Care REIT, Inc.	230,743	2,520

Saul Centers, Inc.	16,490	540

Seritage Growth Properties, Class A *	42,364	386

Service Properties Trust	196,125	1,059

Simon Property Group, Inc.	365,553	20,054

SITE Centers Corp.	184,798	963

SL Green Realty Corp.	95,441	4,114

Spirit Realty Capital, Inc.	118,808	3,107

STAG Industrial, Inc.	158,397	3,567

STORE Capital Corp.	265,742	4,815

Summit Hotel Properties, Inc.	125,384	529

Sun Communities, Inc.	110,403	13,784

Sunstone Hotel Investors, Inc.	267,836	2,333

Tanger Factory Outlet Centers, Inc.	110,754	554

Taubman Centers, Inc.	72,923	3,054

Terreno Realty Corp.	79,811	4,130

UDR, Inc.	349,099	12,756

UMH Properties, Inc.	43,852	476

Universal Health Realty Income Trust	15,562	1,569

Urban Edge Properties	144,472	1,273

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.4% (1) – continued

United States – 46.9% – continued

Urstadt Biddle Properties, Inc., Class A	35,244	$497

Ventas, Inc.	444,013	11,900

VEREIT, Inc.	1,271,918	6,220

Vornado Realty Trust	204,634	7,410

Washington Prime Group, Inc.	222,486	179

Washington Real Estate Investment Trust	96,012	2,292

Weingarten Realty Investors	145,667	2,102

Welltower, Inc. (New York Exchange)	483,346	22,128

Whitestone REIT	43,646	271

WP Carey, Inc.	205,229	11,920

Xenia Hotels & Resorts, Inc.	134,178	1,382
		835,094
Total Common Stocks
(Cost $1,825,049)		1,752,496

INVESTMENT COMPANIES – 0 .0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (4)(5)	303,484	303
Total Investment Companies
(Cost $303)		303

Total Investments – 98.4%
(Cost $1,825,352)		1,752,799

Other Assets less Liabilities – 1.6%		27,629
Net Assets – 100.0%		$1,780,428

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2020 is disclosed.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNY Mellon	Swiss Franc	291	United States Dollar	304	6/17/20	$1
Citibank	United States Dollar	2,196	Hong Kong Dollar	17,061	6/17/20	4
Morgan Stanley	Australian Dollar	448	United States Dollar	281	6/17/20	5

Morgan Stanley	British Pound	82	United States Dollar	102	6/17/20	1

Subtotal Appreciation						11
Citibank	United States Dollar	1	Singapore Dollar	1	6/17/20	–*
Citibank	United States Dollar	180	Swiss Franc	171	6/17/20	(2)
Goldman Sachs	United States Dollar	100	Swedish Krona	975	6/17/20	(1)
JPMorgan Chase	United States Dollar	563	Euro	504	6/17/20	(5)
Morgan Stanley	Euro	617	United States Dollar	680	6/17/20	(3)
Morgan Stanley	United States Dollar	175	Canadian Dollar	243	6/17/20	(2)

Morgan Stanley	United States Dollar	1,237	Japanese Yen	131,857	6/17/20	(7)

Subtotal Depreciation						(20)

Total						$(9)

*	Amounts round to less than a thousand.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s)(1)
E-Mini S&P 500 (United States Dollar)	122	$15,675	Long	6/20	$444
E-Mini S&P MidCap 400 (United States Dollar)	24	3,451	Long	6/20	132
MSCI EAFE Index (United States Dollar)	37	2,885	Long	6/20	111

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s)(1)
MSCI Emerging Markets Index (United States Dollar)	98	$4,130	Long	6/20	$111

S&P/TSX 60 Index (Canadian Dollar)	18	2,083	Long	6/20	83

Total					$881

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Specialized REITs	11.9%
Real Estate Operating Companies	11.0
Residential REITs	11.0
Office REITs	10.8
Retail REITs	10.6
Industrial REITs	10.3
Real Estate Development	10.3
Diversified Real Estate Activities	8.5
Diversified REITs	7.8
Health Care REITs	5.9
Other Industries less than 5%	1.9

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	48.2%
Hong Kong Dollar	13.0
Japanese Yen	11.9
Euro	8.1
All other currencies less than 5%	18.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments. Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Brazil	$5,420	$–		$–	$5,420
Canada	21,403	–		–	21,403
Chile	1,006	–		–	1,006
Egypt	665	282		–	947
Mexico	6,652	–		–	6,652
New Zealand	4,751	–		–	4,751
United States	835,094	–		–	835,094
All Other Countries(1)	–	877,223		–	877,223
Total Common Stocks	874,991	877,505		–	1,752,496
Investment Companies	303	–		–	303
Total Investments	$875,294	$877,505		$–	$1,752,799

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$11		$–	$11
Futures Contracts	881	–		–	881
Liabilities
Forward Foreign Currency Exchange Contracts	–	(20)		–	(20)
Total Other Financial Instruments	$881		$(9)	$–	$872

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1)

Argentina – 0.1%

MercadoLibre, Inc. *	1,705	$833

Australia – 2.7%

AMP Ltd. *	134,069	109

APA Group	45,208	289

ASX Ltd.	7,329	354

Aurizon Holdings Ltd.	78,225	203

AusNet Services	80,481	85

Australia & New Zealand Banking Group Ltd.	107,711	1,162

Bendigo & Adelaide Bank Ltd.	17,737	68

BlueScope Steel Ltd.	19,034	104

Boral Ltd.	44,491	56

Brambles Ltd.	58,402	385

Coca-Cola Amatil Ltd.	17,974	99

Cochlear Ltd.	2,152	247

Coles Group Ltd.	42,731	404

Commonwealth Bank of Australia	67,239	2,540

Computershare Ltd.	19,027	113

CSL Ltd.	17,221	3,124

Dexus	41,898	239

Fortescue Metals Group Ltd.	53,705	328

Goodman Group	62,426	477

GPT Group (The)	74,339	169

Harvey Norman Holdings Ltd.	19,369	35

Insurance Australia Group Ltd.	87,019	339

Lendlease Group	21,930	138

Macquarie Group Ltd.	12,756	695

Mirvac Group (OTC Exchange)	148,933	197

National Australia Bank Ltd.	109,549	1,158

Newcrest Mining Ltd.	29,089	409

Orica Ltd.	15,813	148

Origin Energy Ltd.	67,230	180

Ramsay Health Care Ltd.	6,232	218

SEEK Ltd.	11,889	112

Stockland	91,936	147

Sydney Airport	42,752	150

Telstra Corp. Ltd.	157,239	300

Transurban Group (OTC Exchange)	104,288	767

Wesfarmers Ltd.	43,193	930

Westpac Banking Corp.	135,620	1,418

Woodside Petroleum Ltd.	36,000	401

Worley Ltd.	13,044	51
		18,348

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

Austria – 0.0%

ANDRITZ A.G.	2,577	$81

OMV A.G.	5,463	151

voestalpine A.G.	4,177	85
		317

Belgium – 0.2%

Colruyt S.A.	1,956	106

KBC Group N.V.	9,632	444

Solvay S.A., Class A	2,830	206

UCB S.A.	4,776	415

Umicore S.A.	7,712	270
		1,441

Canada – 3.5%

Agnico Eagle Mines Ltd.	8,967	358

Algonquin Power & Utilities Corp.	20,273	273

Alimentation Couche-Tard, Inc., Class B	33,113	780

AltaGas Ltd.	9,733	88

Aurora Cannabis, Inc. *	41,792	37

Bank of Montreal	24,278	1,226

Bank of Nova Scotia (The)	46,250	1,889

BlackBerry Ltd. *	19,310	79

CAE, Inc.	10,299	130

Canadian Apartment Properties REIT	3,213	97

Canadian Imperial Bank of Commerce	16,915	986

Canadian National Railway Co.	27,211	2,128

Canadian Tire Corp. Ltd., Class A	2,278	138

Canopy Growth Corp. *	8,211	119

Cenovus Energy, Inc.	39,790	80

CGI, Inc. *	9,298	503

Cronos Group, Inc. *	6,483	37

Dollarama, Inc.	11,404	316

Empire Co. Ltd., Class A	6,330	124

Enbridge, Inc.	76,813	2,237

FirstCapitalRealEstateInvestmentTrust	4,102	40

Fortis, Inc.	16,244	626

Franco-Nevada Corp.	7,117	711

Gildan Activewear, Inc.	8,042	103

Loblaw Cos. Ltd.	7,011	361

Lululemon Athletica, Inc. *	4,206	797

Lundin Mining Corp.	23,880	90

Magna International, Inc.	11,125	355

Metro, Inc.	9,653	390

Nutrien Ltd.	21,817	746

Open Text Corp.	10,106	353

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

Canada – 3.5% – continued

PrairieSky Royalty Ltd.	8,906	$47

Rogers Communications, Inc., Class B	13,400	559

Shopify, Inc., Class A *	3,936	1,649

Sun Life Financial, Inc.	21,969	707

Suncor Energy, Inc.	59,015	942

Teck Resources Ltd., Class B	19,094	145

TELUS Corp.	15,442	244

Toronto-Dominion Bank (The)	68,769	2,924

West Fraser Timber Co. Ltd.	1,900	36

Wheaton Precious Metals Corp.	17,061	470

WSP Global, Inc.	4,098	233
		24,153

Denmark – 1.1%

Chr Hansen Holding A/S	4,027	302

Coloplast A/S, Class B	4,476	651

Demant A/S *	4,411	98

Genmab A/S *	2,480	503

H Lundbeck A/S	2,511	75

ISS A/S	6,355	88

Novo Nordisk A/S, Class B	66,991	4,041

Novozymes A/S, Class B	7,932	362

Orsted A/S (2)	7,256	712

Pandora A/S	3,933	128

Tryg A/S	4,425	109

Vestas Wind Systems A/S	7,194	586
		7,655

Finland – 0.3%

Metso OYJ	3,973	95

Neste OYJ	16,105	545

Nokian Renkaat OYJ	4,597	112

Orion OYJ, Class B	4,191	172

Stora Enso OYJ (Registered)	22,698	230

UPM-Kymmene OYJ	20,354	561

Wartsila OYJ Abp	16,444	121
		1,836

France – 3.1%

Accor S.A.	6,780	186

Air Liquide S.A.	17,922	2,297

Atos S.E.	3,791	257

AXA S.A.	73,324	1,270

Bouygues S.A.	8,508	250

Carrefour S.A.	23,015	365

Casino Guichard Perrachon S.A.	1,913	74

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

France – 3.1% – continued

Cie de Saint-Gobain	18,486	$449

Cie Generale des Etablissements Michelin S.C.A.	6,420	571

CNP Assurances	5,963	58

Credit Agricole S.A.	42,887	314

Danone S.A.	23,536	1,518

Eiffage S.A.	3,005	213

EssilorLuxottica S.A. (Euronext Exchange)	10,801	1,165

Eurazeo S.E.	1,422	64

Gecina S.A.	1,757	233

Getlink S.E.	17,174	208

Ingenico Group S.A.	2,249	239

JCDecaux S.A.	2,996	54

Kering S.A.	2,885	1,505

Klepierre S.A.	7,642	148

L’Oreal S.A.	9,556	2,508

Natixis S.A.	34,401	112

Orange S.A.	75,880	941

Schneider Electric S.E.	21,023	1,810

SES S.A.	13,041	77

Teleperformance	2,202	460

TOTAL S.A. (OTC Exchange)	91,232	3,538

Unibail-Rodamco-Westfield	5,197	294

Valeo S.A.	9,260	155

Wendel S.E.	1,085	87
		21,420

Germany – 3.2%

adidas A.G.	6,861	1,578

Allianz S.E. (Registered)	15,850	2,732

BASF S.E.	35,020	1,693

Bayerische Motoren Werke A.G.	12,808	672

Beiersdorf A.G.	3,911	398

Commerzbank A.G.	37,711	137

Deutsche Boerse A.G.	7,238	994

Deutsche Post A.G. (Registered)	37,159	1,025

Deutsche Wohnen S.E.	13,449	514

E.ON S.E.	85,427	898

Fraport A.G. Frankfurt Airport Services Worldwide	1,731	70

HeidelbergCement A.G.	5,519	241

Henkel A.G. & Co. KGaA	3,961	298

Infineon Technologies A.G.	46,914	703

Merck KGaA	4,950	513

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1) – continued

Germany – 3.2% – continued

METRO A.G.	6,335	$55

MTU Aero Engines A.G.	1,984	291

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	5,495	1,111

RWE A.G.	22,226	595

SAP S.E.	37,340	4,289

Siemens A.G. (Registered)	28,976	2,494

Symrise A.G.	4,948	469

Telefonica Deutschland Holding A.G.	31,592	79
		21,849

Hong Kong – 0.8%

ASM Pacific Technology Ltd.	12,600	118

BOC Hong Kong Holdings Ltd.	136,000	375

CLP Holdings Ltd.	60,806	559

Hang Seng Bank Ltd.	28,178	480

HKT Trust & HKT Ltd.	148,000	201

Hong Kong & China Gas Co. Ltd.	385,354	634

Hong Kong Exchanges & Clearing Ltd.	45,515	1,367

MTR Corp. Ltd.	54,626	281

PCCW Ltd.	183,000	100

Sun Hung Kai Properties Ltd.	61,000	801

Swire Pacific Ltd., Class A	20,500	131

Swire Properties Ltd.	42,678	120

Techtronic Industries Co. Ltd.	54,000	348
		5,515

Ireland–1.2%

Accenture PLC, Class A	24,088	3,933

Allegion PLC	3,546	326

Aptiv PLC	9,596	473

CRH PLC	30,130	821

DCC PLC	3,759	237

Jazz Pharmaceuticals PLC *	2,109	210

Kerry Group PLC, Class A	6,028	691

Kingspan Group PLC	5,883	315

Perrigo Co. PLC	5,069	244

Trane Technologies PLC	9,112	753
		8,003

Israel – 0.1%

Bank Hapoalim B.M.	43,271	260

Bank Leumi Le-Israel B.M.	56,080	310

Mizrahi Tefahot Bank Ltd.	5,763	108
		678

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1) – continued

Italy – 0.3%

Assicurazioni Generali S.p.A.	42,172	$575

Intesa Sanpaolo S.p.A.	564,503	921

Snam S.p.A.	79,272	366

Tenaris S.A.	16,891	103
		1,965

Japan – 8.3%

Aeon Co. Ltd.	25,100	558

AEON Financial Service Co. Ltd.	3,990	43

AGC, Inc.	7,300	179

Ajinomoto Co., Inc.	15,700	292

ANA Holdings, Inc.	5,000	122

Asahi Kasei Corp.	48,600	343

Astellas Pharma, Inc.	72,600	1,124

Benesse Holdings, Inc.	2,400	61

Bridgestone Corp.	22,000	677

Casio Computer Co. Ltd.	6,900	97

Central Japan Railway Co.	5,500	882

Chugai Pharmaceutical Co. Ltd.	8,610	997

CyberAgent, Inc.	4,200	163

Dai Nippon Printing Co. Ltd.	8,700	185

Daicel Corp.	8,800	64

Daifuku Co. Ltd.	3,800	241

Daikin Industries Ltd.	9,300	1,134

Daiwa House Industry Co. Ltd.	21,800	540

Denso Corp.	16,700	539

East Japan Railway Co.	11,600	879

Eisai Co. Ltd.	9,505	698

Fast Retailing Co. Ltd.	2,200	899

Fujitsu Ltd.	7,300	659

Hino Motors Ltd.	10,200	55

Hirose Electric Co. Ltd.	1,400	145

Hitachi Chemical Co. Ltd.	4,117	175

Hitachi Construction Machinery Co. Ltd.	3,800	77

Hitachi High-Technologies Corp.	2,443	181

Hitachi Metals Ltd.	8,100	85

Honda Motor Co. Ltd.	61,800	1,390

Hulic Co. Ltd.	12,400	126

Inpex Corp.	38,900	219

Japan Retail Fund Investment Corp.	106	120

JFE Holdings, Inc.	17,700	115

Kajima Corp.	18,100	186

Kansai Paint Co. Ltd.	7,200	137

Kao Corp.	18,400	1,507

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1) – continued

Japan – 8.3% – continued

Kawasaki Heavy Industries Ltd.	6,300	$91

KDDI Corp.	67,100	1,983

Keio Corp.	3,600	213

Keyence Corp.	6,900	2,227

Kikkoman Corp.	5,300	226

Kobayashi Pharmaceutical Co. Ltd.	1,800	167

Komatsu Ltd.	34,600	569

Konami Holdings Corp.	3,900	120

Konica Minolta, Inc.	15,900	65

Kubota Corp.	38,400	491

Kuraray Co. Ltd.	13,200	133

Kurita Water Industries Ltd.	4,200	97

Kyocera Corp.	12,200	723

Kyushu Railway Co.	5,600	161

Lawson, Inc.	1,800	99

MaruiGroup Co.Ltd.	7,900	133

Mitsubishi Chemical Holdings Corp.	46,100	274

Mitsubishi Electric Corp.	70,200	866

Mitsubishi Estate Co. Ltd.	44,200	652

Mitsubishi Materials Corp.	4,700	96

Mitsubishi UFJ Lease & Finance Co. Ltd.	17,430	86

Mitsui Chemicals, Inc.	7,600	144

Mitsui Fudosan Co. Ltd.	34,200	591

Mizuho Financial Group, Inc.	914,373	1,046

Murata Manufacturing Co. Ltd.	22,145	1,121

Nabtesco Corp.	4,000	92

Nagoya Railroad Co. Ltd.	6,500	183

NEC Corp.	9,300	339

NGK Insulators Ltd.	9,300	122

NGK Spark Plug Co. Ltd.	5,400	76

Nikon Corp.	13,500	125

Nintendo Co. Ltd.	4,200	1,620

Nippon Express Co. Ltd.	3,200	157

Nippon Prologis REIT, Inc.	78	196

Nippon Yusen K.K.	6,700	80

Nissin Foods Holdings Co. Ltd.	2,200	184

Nitori Holdings Co. Ltd.	2,900	392

Nitto Denko Corp.	6,000	268

Nomura Real Estate Holdings, Inc.	5,200	84

Nomura Research Institute Ltd.	13,576	287

NSK Ltd.	12,100	78

NTT DOCOMO, Inc.	51,300	1,613

Obayashi Corp.	23,100	198

Odakyu Electric Railway Co. Ltd.	10,500	231

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1) – continued

Japan – 8.3% – continued

Omron Corp.	6,700	$349

Ono Pharmaceutical Co. Ltd.	13,700	315

Oriental Land Co. Ltd.	7,700	985

ORIX Corp.	50,800	611

Osaka Gas Co. Ltd.	15,100	285

Otsuka Corp.	3,900	167

Panasonic Corp.	84,900	648

Park24 Co. Ltd.	4,400	64

Rakuten, Inc.	31,000	235

Recruit Holdings Co. Ltd.	51,700	1,335

Resona Holdings, Inc.	75,000	226

Santen Pharmaceutical Co. Ltd.	13,000	224

Secom Co. Ltd.	7,900	657

Sega Sammy Holdings, Inc.	8,100	99

Sekisui Chemical Co. Ltd.	13,600	180

Sekisui House Ltd.	22,800	377

Seven & i Holdings Co. Ltd.	28,700	948

Sharp Corp.	8,100	85

Shimadzu Corp.	8,700	229

Shimizu Corp.	20,900	163

Shin-Etsu Chemical Co. Ltd.	13,400	1,328

Shiseido Co. Ltd.	15,300	904

Showa Denko K.K.	5,700	118

Sohgo Security Services Co. Ltd.	2,600	127

Sompo Holdings, Inc.	13,000	402

Sony Corp.	48,300	2,871

Stanley Electric Co. Ltd.	5,333	105

Sumitomo Chemical Co. Ltd.	53,200	158

Sumitomo Metal Mining Co. Ltd.	9,100	187

Sumitomo Mitsui Trust Holdings, Inc.	11,700	338

Sumitomo Rubber Industries Ltd.	6,100	58

Suntory Beverage & Food Ltd.	5,200	197

Sysmex Corp.	6,542	473

T&D Holdings, Inc.	22,000	180

Taisei Corp.	7,400	226

Takeda Pharmaceutical Co. Ltd.	56,900	1,741

Teijin Ltd.	7,400	125

Tobu Railway Co. Ltd.	6,700	234

Toho Co. Ltd.	4,700	144

Tokyo Electron Ltd.	6,000	1,128

Tokyo Gas Co. Ltd.	14,900	353

Tokyu Corp.	19,200	302

Toray Industries, Inc.	49,900	216

TOTO Ltd.	5,000	166

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

Japan – 8.3% – continued

Toyo Suisan Kaisha Ltd.	3,300	$160

Toyoda Gosei Co. Ltd.	2,600	45

Unicharm Corp.	15,400	578

USS Co. Ltd.	7,800	107

West Japan Railway Co.	6,400	438

Yakult Honsha Co. Ltd.	4,200	249

Yamada Denki Co. Ltd.	22,060	88

Yamaha Corp.	5,100	199

Yamaha Motor Co. Ltd.	11,400	138

Yaskawa Electric Corp.	9,100	250

Yokogawa Electric Corp.	7,600	92
		57,200

Netherlands – 1.6%

Aegon N.V.	67,260	171

Akzo Nobel N.V.	7,721	509

ASML Holding N.V.	16,135	4,288

EXOR N.V.	4,151	214

ING Groep N.V. (OTC Exchange)	148,490	778

Koninklijke Ahold Delhaize N.V.	41,851	979

Koninklijke DSM N.V.	6,956	790

Koninklijke KPN N.V.	131,382	314

Koninklijke Philips N.V.	34,273	1,387

Koninklijke Vopak N.V.	2,643	138

NN Group N.V.	11,855	320

QIAGEN N.V. *	8,670	352

Wolters Kluwer N.V.	10,375	738
		10,978

New Zealand – 0.0%

Auckland International Airport Ltd.	34,286	101

Fletcher Building Ltd.	30,492	63

Meridian Energy Ltd.	49,239	117

Ryman Healthcare Ltd.	15,624	96
		377

Norway – 0.2%

Aker BP ASA	3,918	50

Equinor ASA	37,651	474

Mowi ASA	16,577	253

Norsk Hydro ASA	48,927	106

Orkla ASA	29,102	249

Schibsted ASA, Class B	3,642	65

Telenor ASA	27,817	408
		1,605

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

Portugal – 0.1%

Banco Espirito Santo S.A. (Registered) (3)*	29,034	$–

EDP - Energias de Portugal S.A.	99,693	401

Galp Energia SGPS S.A.	17,978	205

Jeronimo Martins SGPS S.A.	9,867	178
		784

Singapore – 0.5%

Ascendas Real Estate Investment Trust	107,568	214

CapitaLand Commercial Trust	109,260	118

CapitaLand Ltd.	100,500	201

CapitaLand Mall Trust	93,800	118

City Developments Ltd.	16,200	82

DBS Group Holdings Ltd.	69,333	907

Jardine Cycle & Carriage Ltd.	2,544	35

Keppel Corp. Ltd.	56,500	210

Oversea-Chinese Banking Corp. Ltd.	125,110	761

Singapore Airlines Ltd.	19,200	78

Singapore Exchange Ltd.	31,700	204

Singapore Press Holdings Ltd.	53,900	70

Singapore Telecommunications Ltd.	301,500	539

UOL Group Ltd.	19,582	90
		3,627

Spain – 1.1%

Amadeus IT Group S.A.	16,416	779

Banco Bilbao Vizcaya Argentaria S.A.	253,658	811

Banco de Sabadell S.A.	202,328	104

Bankinter S.A.	26,831	98

CaixaBank S.A. (OTC Exchange)	132,815	248

Enagas S.A.	8,994	179

Ferrovial S.A.	18,519	445

Iberdrola S.A.	233,277	2,303

Industria de Diseno Textil S.A.	41,569	1,079

Naturgy Energy Group S.A.	11,014	195

Red Electrica Corp. S.A.	16,279	293

Repsol S.A.	55,947	510

Telefonica S.A.	177,681	816
		7,860

Sweden – 1.1%

Assa Abloy AB, Class B	38,290	724

Atlas Copco AB, Class A	25,036	841

Atlas Copco AB, Class B	15,521	458

Boliden AB	10,264	187

Electrolux AB, Class B	8,073	100

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

Sweden – 1.1% – continued

Essity AB, Class B	22,802	$703

Hennes & Mauritz AB, Class B	30,586	394

Husqvarna AB, Class B	15,172	76

ICA Gruppen AB	3,222	136

Investor AB, Class B	17,183	790

Kinnevik AB, Class B	8,618	143

L E Lundbergforetagen AB, Class B	2,679	110

Millicom International Cellular S.A. SDR	3,657	103

Sandvik AB	42,537	604

Skandinaviska Enskilda Banken AB, Class A *	62,101	420

Skanska AB, Class B *	13,117	200

SKF AB, Class B	14,773	203

Svenska Handelsbanken AB, Class A *	59,345	497

Swedbank AB, Class A	34,561	386

Tele2 AB, Class B	19,248	259

Telia Co. AB	101,098	364
		7,698

Switzerland – 3.5%

ABB Ltd. (Registered)	69,964	1,230

Adecco Group A.G. (Registered)	5,719	226

Alcon, Inc. *	15,862	809

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	38	321

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	4	350

Chubb Ltd.	17,179	1,919

Cie Financiere Richemont S.A. (Registered)	19,671	1,078

Clariant A.G. (Registered) *	7,210	121

Coca-Cola HBC A.G. - CDI *	7,717	166

Garmin Ltd.	5,113	383

Givaudan S.A. (Registered)	346	1,073

Kuehne + Nagel International A.G. (Registered)	2,060	283

Lonza Group A.G. (Registered) *	2,832	1,178

Roche Holding A.G. (Genusschein)	26,685	8,676

SGS S.A. (Registered)	228	529

Sika A.G. (Registered)	4,897	810

Sonova Holding A.G. (Registered)	2,048	370

Swiss Re A.G.	11,227	865

Swisscom A.G. (Registered)	1,018	549

TE Connectivity Ltd.	12,636	796

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

Switzerland – 3.5% – continued

Vifor Pharma A.G.	1,677	$232

Zurich Insurance Group A.G.	5,671	2,013
		23,977

United Arab Emirates – 0.0%

NMC Health PLC	4,900	6

United Kingdom – 5.3%

3i Group PLC	37,185	364

Aon PLC	8,877	1,465

Associated British Foods PLC	13,438	302

Aviva PLC	147,228	489

Barratt Developments PLC	38,787	211

Berkeley Group Holdings (The) PLC	4,456	199

British Land (The) Co. PLC	34,352	143

BT Group PLC	314,650	459

Burberry Group PLC	15,227	249

Capri Holdings Ltd. *	5,385	58

CNH Industrial N.V.	38,509	220

Coca-Cola European Partners PLC	8,851	332

Compass Group PLC	60,365	943

Croda International PLC	4,949	262

easyJet PLC	5,625	40

Ferguson PLC	8,624	539

GlaxoSmithKline PLC	189,600	3,556

IHS Markit Ltd.	14,534	872

Informa PLC	47,101	261

InterContinental Hotels Group PLC	6,529	280

Intertek Group PLC	6,245	365

ITV PLC	140,931	117

J Sainsbury PLC	66,219	172

Johnson Matthey PLC	6,968	155

Kingfisher PLC (OTC Exchange)	82,880	149

Legal & General Group PLC	228,176	546

Liberty Global PLC, Class A *	7,319	121

Liberty Global PLC, Class C *	14,286	224

Linde PLC	20,379	3,526

London Stock Exchange Group PLC	11,969	1,078

Marks & Spencer Group PLC	70,843	87

Meggitt PLC	30,319	110

Mondi PLC	18,366	313

National Grid PLC	132,062	1,548

Next PLC	5,114	258

Pearson PLC	28,882	199

Pentair PLC	6,127	182

Prudential PLC	98,702	1,260

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

United Kingdom – 5.3% – continued

Reckitt Benckiser Group PLC	26,980	$2,071

RELX PLC	73,825	1,583

Rentokil Initial PLC	73,219	351

RSA Insurance Group PLC	39,116	203

Schroders PLC	4,853	149

Segro PLC	42,074	398

Smith & Nephew PLC	32,797	582

Spirax-Sarco Engineering PLC	2,832	286

SSE PLC	39,838	643

Standard Chartered PLC	101,698	561

Standard Life Aberdeen PLC	88,381	245

Taylor Wimpey PLC	122,344	178

TechnipFMC PLC	3,534	24

TechnipFMC PLC (New York Exchange)	12,982	88

Tesco PLC	373,868	1,059

Unilever N.V.	55,866	2,753

Unilever PLC	42,013	2,121

Whitbread PLC	4,948	185

Willis Towers Watson PLC	4,907	833

Wm Morrison Supermarkets PLC	92,985	205

WPP PLC	48,119	328
		36,500

United States – 59.6%

3M Co.	21,851	2,983

AbbVie, Inc.	56,152	4,278

Acuity Brands, Inc.	1,566	134

Adobe, Inc. (NASDAQ Exchange) *	18,370	5,846

Advance Auto Parts, Inc.	2,700	252

AES Corp.	25,424	346

Agilent Technologies, Inc.	11,783	844

Alexandria Real Estate Equities, Inc.	4,387	601

Align Technology, Inc. *	2,844	495

Alliant Energy Corp.	9,222	445

Allstate (The) Corp.	12,253	1,124

Ally Financial, Inc.	14,297	206

Alphabet, Inc., Class A *	11,382	13,225

Alphabet, Inc., Class C *	11,730	13,640

AMERCO	319	93

American Express Co.	26,507	2,269

American Financial Group, Inc.	3,039	213

American International Group, Inc.	32,922	798

American Tower Corp.	16,809	3,660

American Water Works Co., Inc.	6,910	826

Ameriprise Financial, Inc.	4,907	503

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

United States – 59.6% – continued

AmerisourceBergen Corp.	5,862	$519

Amgen, Inc.	22,558	4,573

Apache Corp.	14,117	59

Applied Materials, Inc.	34,994	1,603

Aramark	9,320	186

Arch Capital Group Ltd. *	15,564	443

Arconic, Inc.	14,645	235

Arthur J. Gallagher & Co.	7,066	576

Assurant, Inc.	2,348	244

Autodesk, Inc. (NASDAQ Exchange) *	8,337	1,301

Avery Dennison Corp.	3,119	318

Axalta Coating Systems Ltd. *	7,941	137

Baker Hughes Co.	24,674	259

Ball Corp.	11,794	763

Bank of New York Mellon (The) Corp.	31,368	1,056

Becton Dickinson and Co.	10,273	2,360

Best Buy Co., Inc.	9,207	525

Biogen, Inc. *	6,904	2,184

BioMarin Pharmaceutical, Inc. *	6,707	567

BlackRock, Inc.	4,402	1,937

Booking Holdings, Inc. *	1,594	2,144

BorgWarner, Inc. (New York Exchange)	7,413	181

Boston Properties, Inc.	5,797	535

Bristol-Myers Squibb Co.	89,010	4,961

Bunge Ltd.	5,303	218

C.H. Robinson Worldwide, Inc.	5,054	335

Cadence Design Systems, Inc. *	10,644	703

Camden Property Trust	3,621	287

Campbell Soup Co.	6,322	292

Cardinal Health, Inc.	11,364	545

CarMax, Inc. *	6,078	327

Caterpillar, Inc.	21,387	2,482

Cboe Global Markets, Inc.	4,147	370

CBRE Group, Inc., Class A *	11,998	452

Celanese Corp.	4,544	333

Centene Corp. *	22,166	1,317

CenturyLink, Inc.	37,771	357

Cerner Corp.	11,881	748

Charles Schwab (The) Corp.	43,806	1,473

Cheniere Energy, Inc. *	8,735	293

Cigna Corp.	14,272	2,529

Citizens Financial Group, Inc.	17,396	327

Citrix Systems, Inc.	4,991	706

Clorox (The) Co.	4,841	839

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1) – continued

United States – 59.6% – continued

CME Group, Inc.	13,605	$2,352

CMS Energy Corp.	10,673	627

Coca-Cola (The) Co.	154,586	6,840

Cognizant Technology Solutions Corp., Class A	20,827	968

Colgate-Palmolive Co.	30,939	2,053

Comerica, Inc.	5,679	167

ConocoPhillips	41,591	1,281

Consolidated Edison, Inc.	12,610	984

Copart, Inc. *	7,961	546

CSX Corp.	28,028	1,606

Cummins, Inc.	5,595	757

Darden Restaurants, Inc.	4,687	255

Deere & Co.	11,364	1,570

Dell Technologies, Inc., Class C *	6,143	243

Delta Air Lines, Inc.	5,973	170

DENTSPLY SIRONA, Inc.	8,276	321

Devon Energy Corp.	15,384	106

DexCom, Inc. *	3,446	928

Discover Financial Services	11,870	423

Discovery, Inc., Class A *	6,347	123

Discovery, Inc., Class C *	13,420	235

Dominion Energy, Inc.	31,197	2,252

Domino’s Pizza, Inc.	1,487	482

Dover Corp.	5,480	460

DTE Energy Co.	7,251	689

Duke Realty Corp.	13,930	451

E *TRADE Financial Corp.	8,610	296

East West Bancorp, Inc.	5,430	140

Eaton Corp. PLC	15,703	1,220

Ecolab, Inc.	9,841	1,534

Edison International	13,605	745

Edwards Lifesciences Corp. *	7,923	1,494

Electronic Arts, Inc. *	11,036	1,105

Equinix, Inc.	3,235	2,020

Equitable Holdings, Inc.	15,890	230

Erie Indemnity Co., Class A	902	134

Estee Lauder (The) Cos., Inc., Class A	8,457	1,348

Eversource Energy	12,242	957

Expedia Group, Inc.	5,337	300

Expeditors International of Washington, Inc.	6,497	433

FactSet Research Systems, Inc.	1,457	380

Fastenal Co.	21,808	682

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

United States – 59.6% – continued

Federal Realty Investment Trust	2,875	$215

Fifth Third Bancorp	27,267	405

First Republic Bank	6,402	527

Flowserve Corp.	5,111	122

Fortune Brands Home & Security, Inc.	5,264	228

Franklin Resources, Inc.	11,306	189

Gap (The), Inc.	7,965	56

General Mills, Inc.	22,985	1,213

Genuine Parts Co.	5,564	375

Gilead Sciences, Inc.	48,052	3,592

Hanesbrands, Inc.	14,365	113

Harley-Davidson, Inc.	6,206	117

Hartford Financial Services Group (The), Inc.	13,569	478

Hasbro, Inc.	5,039	361

HCA Healthcare, Inc.	10,177	914

Healthpeak Properties, Inc.	18,750	447

Henry Schein, Inc. *	5,500	278

Hess Corp.	10,550	351

Hewlett Packard Enterprise Co.	49,096	477

Hilton Worldwide Holdings, Inc.	10,238	699

HollyFrontier Corp.	6,021	148

Hologic, Inc. *	10,228	359

Home Depot (The), Inc.	41,425	7,734

Hormel Foods Corp.	11,010	514

Host Hotels & Resorts, Inc.	27,550	304

HP, Inc.	56,216	976

Humana, Inc.	5,047	1,585

Huntington Bancshares, Inc.	38,285	314

IDEX Corp.	2,925	404

IDEXX Laboratories, Inc. *	3,212	778

Illinois Tool Works, Inc.	12,117	1,722

Intel Corp.	165,806	8,973

Intercontinental Exchange, Inc.	20,944	1,691

International Business Machines Corp.	33,614	3,729

International Flavors & Fragrances, Inc.	3,907	399

International Paper Co.	14,085	438

Intuit, Inc. (NASDAQ Exchange)	9,880	2,272

Invesco Ltd.	15,036	137

IQVIA Holdings, Inc. *	6,238	673

Iron Mountain, Inc.	10,669	254

Jack Henry & Associates, Inc.	2,912	452

Johnson & Johnson	99,914	13,102

Johnson Controls International PLC	29,527	796

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

United States – 59.6% – continued

Jones Lang LaSalle, Inc.	1,908	$193

Kansas City Southern	3,760	478

Kellogg Co.	9,565	574

KeyCorp	37,579	390

Keysight Technologies, Inc. *	7,154	599

Kimberly-Clark Corp.	13,040	1,667

Kinder Morgan, Inc.	77,329	1,076

KKR & Co., Inc., Class A	18,771	441

Kohl’s Corp.	6,054	88

Laboratory Corp. of America Holdings *	3,636	460

Lam Research Corp.	5,499	1,320

Lennox International, Inc.	1,338	243

Liberty Broadband Corp., Class C *	4,005	443

Lincoln National Corp.	7,562	199

LKQ Corp. *	11,678	240

Loews Corp.	10,366	361

Lowe’sCos., Inc.	29,090	2,503

M&T Bank Corp.	4,774	494

ManpowerGroup, Inc.	2,171	115

Marathon Oil Corp.	29,644	98

Marathon Petroleum Corp.	24,710	584

Marsh & McLennan Cos., Inc.	19,124	1,653

Marvell Technology Group Ltd.	24,037	544

Masco Corp.	10,889	376

Mastercard, Inc., Class A	34,029	8,220

McCormick & Co., Inc. (Non Voting)	4,725	667

McDonald’s Corp.	28,594	4,728

Merck & Co., Inc.	96,680	7,439

Mettler-Toledo International, Inc. *	926	639

Microsoft Corp.	275,105	43,387

Mohawk Industries, Inc. *	2,356	180

Moody’s Corp.	6,433	1,361

Mosaic (The) Co.	13,105	142

Motorola Solutions, Inc.	6,517	866

Nasdaq, Inc.	4,258	404

National Oilwell Varco, Inc.	14,781	145

Newell Brands, Inc.	15,358	204

Newmont Corp.	31,503	1,426

Nielsen Holdings PLC	13,634	171

NIKE, Inc., Class B	47,325	3,916

NiSource, Inc.	14,143	353

Noble Energy, Inc.	17,490	106

Nordstrom, Inc.	3,838	59

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% (1) – continued

United States – 59.6% – continued

Norfolk Southern Corp.	9,909	$1,447

Northern Trust Corp. (4)	7,645	577

Norwegian Cruise Line Holdings Ltd. *	8,163	89

Nucor Corp.	11,877	428

NVIDIA Corp.	22,067	5,817

NVR, Inc. *	135	347

Occidental Petroleum Corp.	33,958	393

Omnicom Group, Inc.	8,080	444

ONEOK, Inc.	15,657	341

Ovintiv, Inc.	9,743	27

Owens Corning	4,161	162

PACCAR, Inc.	13,185	806

Parker-Hannifin Corp.	4,790	621

People’s United Financial, Inc.	16,945	187

PepsiCo, Inc.	52,950	6,359

Phillips 66	16,746	898

Pinnacle West Capital Corp.	4,462	338

Pioneer Natural Resources Co.	6,247	438

PNC Financial Services Group (The), Inc.	16,641	1,593

PPG Industries, Inc.	8,982	751

Principal Financial Group, Inc.	10,621	333

Procter & Gamble (The) Co.	94,687	10,416

Progressive (The) Corp.	22,108	1,632

Prologis, Inc. (New York Exchange)	27,975	2,248

Prudential Financial, Inc.	15,264	796

Public Service Enterprise Group, Inc.	19,250	865

PVH Corp.	2,793	105

Quest Diagnostics, Inc.	4,953	398

Raymond James Financial, Inc.	4,626	292

Regions Financial Corp.	36,514	328

Reinsurance Group of America, Inc.	2,397	202

ResMed, Inc.	5,494	809

Robert Half International, Inc.	4,395	166

Rockwell Automation, Inc.	4,391	663

Roper Technologies, Inc.	3,955	1,233

Ross Stores, Inc.	13,734	1,194

Royal Caribbean Cruises Ltd.	6,651	214

S&P Global, Inc.	9,261	2,269

salesforce.com, Inc. *	31,626	4,554

SBA Communications Corp.	4,270	1,153

Schlumberger Ltd.	52,580	709

Sempra Energy	10,665	1,205

Sensata Technologies Holding PLC *	5,890	170

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1) – continued

United States – 59.6% – continued

Sherwin-Williams (The) Co.	3,153	$1,449

Signature Bank	2,099	169

Snap-on, Inc.	2,107	229

Southern (The) Co.	39,690	2,149

Southwest Airlines Co.	4,883	174

Stanley Black & Decker, Inc.	5,667	567

Starbucks Corp.	44,802	2,945

State Street Corp.	13,848	738

STERIS PLC	3,180	445

SVB Financial Group *	1,974	298

T. Rowe Price Group, Inc.	8,992	878

Tapestry, Inc.	11,018	143

Targa Resources Corp.	8,898	62

TD Ameritrade Holding Corp.	10,407	361

Tesla, Inc. *	5,133	2,690

Texas Instruments, Inc.	35,449	3,542

Tiffany & Co.	4,138	536

TJX (The) Cos., Inc.	45,973	2,198

Tractor Supply Co.	4,601	389

TransDigm Group, Inc.	1,826	585

Travelers (The) Cos., Inc.	9,879	981

Trimble, Inc. *	9,087	289

TripAdvisor, Inc.	3,945	69

Truist Financial Corp.	50,938	1,571

UDR, Inc.	10,938	400

Ulta Beauty, Inc. *	2,065	363

Under Armour, Inc., Class A *	6,446	59

Under Armour, Inc., Class C *	8,267	67

Union Pacific Corp.	26,384	3,721

United Parcel Service, Inc., Class B	26,625	2,487

United Rentals, Inc. *	2,856	294

US Bancorp	56,343	1,941

Vail Resorts, Inc.	1,535	227

Valero Energy Corp.	15,590	707

Varian Medical Systems, Inc. *	3,505	360

Verizon Communications, Inc.	157,000	8,436

Vertex Pharmaceuticals, Inc. *	9,766	2,324

VF Corp.	12,852	695

Visa, Inc., Class A	64,960	10,466

VMware, Inc., Class A *	3,136	380

Voya Financial, Inc.	4,966	201

W.W. Grainger, Inc.	1,745	434

WABCO Holdings, Inc. *	1,986	268

Walt Disney (The) Co.	68,441	6,611

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 9% (1) – continued

United States – 59.6% – continued

Waste Management, Inc.	16,135	$1,493

Waters Corp. *	2,439	444

WEC Energy Group, Inc.	11,919	1,050

Welltower, Inc. (New York Exchange)	15,416	706

Western Union (The) Co.	16,040	291

Weyerhaeuser Co.	27,863	472

Whirlpool Corp.	2,423	208

Williams (The) Cos., Inc.	45,695	647

Xcel Energy, Inc.	19,761	1,192

Xylem, Inc.	6,858	447

Zions Bancorp N.A.	6,317	169

Zoetis, Inc.	18,063	2,126
		410,910
Total Common Stocks
(Cost $656,632)		675,535

PREFERRED STOCKS – 0.2% (1)

Germany – 0.2%

Bayerische Motoren Werke A.G., 6.55% (5)	1,704	74

Henkel A.G. & Co. KGaA, 2.52% (5)	6,694	546

Sartorius A.G., 0.32% (5)	1,365	334
		954
Total Preferred Stocks
(Cost $946)		954

INVESTMENT COMPANIES – 1 .0%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (6)(7)	6,851,409	6,851
Total Investment Companies
(Cost $6,851)		6,851

Total Investments – 99.1%
(Cost $664,429)		683,340

Other Assets less Liabilities – 0.9%		6,500
Net Assets – 100.0%		$689,840

(1)	Adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Investment in affiliate.
(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2020 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CDI – CREST Depository Interest

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Citibank	Euro	700	United States Dollar	783	6/17/20	$9

Goldman Sachs	Swedish Krona	179	United States Dollar	18	6/17/20	–*

Subtotal Appreciation						9

BNP	Euro	228	United States Dollar	247	6/17/20	(5)

Citibank	Hong Kong Dollar	624	United States Dollar	80	6/17/20	–*

Citibank	Japanese Yen	31,031	United States Dollar	281	6/17/20	(9)

Citibank	United States Dollar	164	Swiss Franc	155	6/17/20	(2)

JPMorgan Chase	Swiss Franc	325	United States Dollar	333	6/17/20	(6)

JPMorgan Chase	United States Dollar	969	Euro	868	6/17/20	(9)

Morgan Stanley	United States Dollar	28	Australian Dollar	44	6/17/20	(1)

Morgan Stanley	United States Dollar	315	British Pound	251	6/17/20	(2)

Morgan Stanley	United States Dollar	233	Canadian Dollar	324	6/17/20	(2)

Morgan Stanley	United States Dollar	500	Japanese Yen	53,287	6/17/20	(3)

Subtotal Depreciation						(39)

Total						$(30)

*	Amount rounds to less than one thousand.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s)(1)
E-Mini S&P 500 (United States Dollar)	70	$8,994	Long	6/20	$ (30)

Euro Stoxx 50 (Euro)	69	2,090	Long	6/20	248

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s)(1)
FTSE 100 Index (British Pound)	7	$490	Long	6/20	$41

S&P/TSX 60 Index (Canadian Dollar)	4	463	Long	6/20	(4)

SPI 200 Index (Australian Dollar)	7	550	Long	6/20	16

Topix Index (Japanese Yen)	7	913	Long	6/20	14

Total					$285

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	8.6%
Consumer Discretionary	9.6
Consumer Staples	8.9
Energy	2.8
Financials	13.2
Health Care	14.7
Industrials	10.6
Information Technology	19.9
Materials	4.6
Real Estate	3.2
Utilities	3.9

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	63.4%
Euro	11.0
Japanese Yen	8.5
All other currencies less than 5%	17.1

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$ 833	$ –	$–	$ 833
Canada	24,153	–	–	24,153
Ireland	5,939	2,064	–	8,003
New Zealand	96	281	–	377
Switzerland	3,098	20,879	–	23,977
United Kingdom	7,701	28,799	–	36,500
United States	410,910	–	–	410,910
All Other Countries (1)	–	170,782	–	170,782
Total Common Stocks	452,730	222,805	–	675,535
Preferred Stocks (1)	–	954	–	954
Investment Companies	6,851	–	–	6,851
Total Investments	$459,581	$223,759	$–	$683,340

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$ –	$ 9	$–	$9
Futures Contracts	319	–	–	319
Liabilities
Forward Foreign Currency Exchange Contracts	–	(39)	–	(39)
Futures Contracts	(34)	–	–	(34)
Total Other Financial Instruments	$ 285	$ (30)	$–	$ 255

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1)

Australia – 5.9%

AGL Energy Ltd.	229,166	$2,454

Alumina Ltd.	919,566	820

AMP Ltd. *	1,274,106	1,039

APA Group	417,468	2,666

Aristocrat Leisure Ltd.	196,395	2,541

ASX Ltd.	69,693	3,361

Aurizon Holdings Ltd.	717,422	1,859

AusNet Services	703,952	744

Australia & New Zealand Banking Group Ltd.	1,003,883	10,827

Bendigo & Adelaide Bank Ltd.	177,023	679

BGP Holdings PLC (2)*	1,085,479	–

BHP Group Ltd.	1,031,255	18,748

BHP Group PLC	752,526	11,639

BlueScope Steel Ltd.	177,412	968

Boral Ltd.	441,723	552

Brambles Ltd.	541,426	3,573

Caltex Australia Ltd.	90,399	1,269

Challenger Ltd.	205,897	524

CIMIC Group Ltd.	31,589	450

Coca-Cola Amatil Ltd.	176,199	974

Cochlear Ltd.	21,024	2,415

Coles Group Ltd.	403,579	3,818

Commonwealth Bank of Australia	619,655	23,406

Computershare Ltd.	174,984	1,038

Crown Resorts Ltd.	144,305	669

CSL Ltd.	159,051	28,852

Dexus	400,742	2,287

Flight Centre Travel Group Ltd.	21,708	132

Fortescue Metals Group Ltd.	498,673	3,046

Goodman Group	562,526	4,297

GPT Group (The)	687,011	1,566

Harvey Norman Holdings Ltd.	219,636	396

Incitec Pivot Ltd.	475,915	606

Insurance Australia Group Ltd.	832,931	3,246

Lendlease Group	205,383	1,292

Macquarie Group Ltd.	117,053	6,373

Magellan Financial Group Ltd.	47,129	1,244

Medibank Pvt Ltd.	999,272	1,631

Mirvac Group (OTC Exchange)	1,400,066	1,853

National Australia Bank Ltd.	1,007,007	10,645

Newcrest Mining Ltd.	269,216	3,783

Oil Search Ltd.	493,070	750

Orica Ltd.	141,701	1,329

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Australia – 5.9% – continued

Origin Energy Ltd.	597,356	$1,600

Qantas Airways Ltd.	271,567	533

QBE Insurance Group Ltd.	470,294	2,570

Ramsay Health Care Ltd.	57,927	2,029

REA Group Ltd.	13,148	619

Santos Ltd.	639,233	1,386

Scentre Group	1,882,017	1,863

SEEK Ltd.	121,519	1,140

Sonic Healthcare Ltd.	163,311	2,446

South32 Ltd.	1,679,458	1,810

Stockland	834,578	1,337

Suncorp Group Ltd.	451,443	2,523

Sydney Airport	400,656	1,402

Tabcorp Holdings Ltd.	713,960	1,133

Telstra Corp. Ltd.	1,490,721	2,845

TPG Telecom Ltd.	143,960	623

Transurban Group (OTC Exchange)	948,351	6,977

Treasury Wine Estates Ltd.	254,826	1,563

Vicinity Centres	1,147,976	722

Washington H. Soul Pattinson & Co. Ltd.	44,290	461

Wesfarmers Ltd.	396,219	8,532

Westpac Banking Corp.	1,242,433	12,987

WiseTech Global Ltd.	54,387	567

Woodside Petroleum Ltd.	314,717	3,507

Woolworths Group Ltd.	442,093	9,660

Worley Ltd.	120,384	472
		241,668

Austria – 0.2%

ANDRITZ A.G.	27,651	870

Erste Group Bank A.G. *	108,399	2,009

OMV A.G.	51,838	1,433

Raiffeisen Bank International A.G.	56,387	828

Verbund A.G.	25,796	935

voestalpine A.G.	43,928	894
		6,969

Belgium – 0.9%

Ageas	63,651	2,649

Anheuser-Busch InBev S.A./N.V.	267,164	11,864

Colruyt S.A.	20,753	1,125

Galapagos N.V. (OTC Exchange) *	15,856	3,146

Groupe Bruxelles Lambert S.A.	28,497	2,242

KBC Group N.V.	87,856	4,054

Proximus S.A.DP	56,599	1,299

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Belgium – 0.9% – continued

Solvay S.A., Class A	24,768	$1,807

Telenet Group Holding N.V.	17,703	534

UCB S.A.	44,198	3,838

Umicore S.A.	70,749	2,474
		35,032

Chile – 0.0%

Antofagasta PLC	137,603	1,313

China–0.1%

BeiGene Ltd. ADR *	13,897	1,711

Yangzijiang Shipbuilding Holdings Ltd.	934,766	546
		2,257

Denmark – 2.1%

AP Moller - Maersk A/S, Class A	1,199	995

AP Moller - Maersk A/S, Class B	2,341	2,100

Carlsberg A/S, Class B	36,602	4,155

Chr Hansen Holding A/S	37,297	2,798

Coloplast A/S, Class B	42,087	6,123

Danske Bank A/S	221,568	2,511

Demant A/S *	41,355	918

DSV PANALPINA A/S	74,310	6,766

Genmab A/S *	23,213	4,712

H Lundbeck A/S	26,540	790

ISS A/S	59,577	821

Novo Nordisk A/S, Class B	620,694	37,441

Novozymes A/S, Class B	76,790	3,502

Orsted A/S (3)	66,505	6,531

Pandora A/S	36,541	1,190

Tryg A/S	42,228	1,042

Vestas Wind Systems A/S	67,369	5,484
		87,879

Finland – 1.1%

Elisa OYJ	50,308	3,126

Fortum OYJ	159,745	2,349

Kone OYJ, Class B	119,150	6,763

Metso OYJ	33,950	810

Neste OYJ	148,551	5,032

Nokia OYJ	1,977,255	6,205

Nokian Renkaat OYJ	46,039	1,117

Nordea Bank Abp	1,125,822	6,355

Orion OYJ, Class B	36,553	1,499

Sampo OYJ, Class A	154,324	4,514

Stora Enso OYJ, Class R	206,661	2,098

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% (1) – continued

Finland – 1.1% – continued

UPM-Kymmene OYJ	186,275	$5,134

Wartsila OYJ Abp	157,998	1,161
		46,163

France – 10.4%

Accor S.A.	62,578	1,712

Aeroports de Paris	10,748	1,032

Air Liquide S.A.	165,181	21,172

Airbus S.E.	205,175	13,312

Alstom S.A.	67,404	2,821

Amundi S.A. (3)	20,955	1,240

Arkema S.A.	24,915	1,723

Atos S.E.	35,729	2,418

AXA S.A.	682,321	11,816

BioMerieux	14,637	1,652

BNP Paribas S.A.	394,941	11,906

Bollore S.A.	311,796	859

Bollore S.A. (Euronext Paris Exchange) *	2,034	7

Bouygues S.A.	79,996	2,348

Bureau Veritas S.A.	104,920	1,994

Capgemini S.E.	55,850	4,725

Carrefour S.A.	217,074	3,439

Casino Guichard Perrachon S.A.	21,514	830

Cie de Saint-Gobain	172,046	4,183

Cie Generale des Etablissements Michelin S.C.A.	60,347	5,371

CNP Assurances	64,933	636

Covivio	16,422	926

Credit Agricole S.A.	395,154	2,896

Danone S.A.	218,319	14,080

Dassault Aviation S.A.	958	788

Dassault Systemes S.E.	46,343	6,872

Edenred	87,226	3,651

Eiffage S.A.	27,914	1,977

Electricite de France S.A.	223,403	1,762

Engie S.A.	645,672	6,679

EssilorLuxottica S.A. (Euronext Exchange)	99,391	10,723

Eurazeo S.E.	13,777	623

Eurofins Scientific S.E.	4,036	2,001

Eutelsat Communications S.A.	66,181	693

Faurecia S.E.	28,905	865

Gecina S.A.	16,184	2,147

Getlink S.E.	152,270	1,840

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

France – 10.4% – continued

Hermes International	11,032	$7,619

ICADE	10,130	803

Iliad S.A.	5,470	743

Ingenico Group S.A.	21,049	2,237

Ipsen S.A.	14,346	745

JCDecaux S.A.	29,434	534

Kering S.A.	26,609	13,884

Klepierre S.A.	69,098	1,334

Legrand S.A.	93,807	6,028

L’Oreal S.A.	88,593	23,254

LVMH Moet Hennessy Louis Vuitton S.E.	97,702	36,267

Natixis S.A.	360,005	1,171

Orange S.A.	698,754	8,663

Pernod Ricard S.A.	74,569	10,607

Peugeot S.A.	203,607	2,715

Publicis Groupe S.A.	74,283	2,131

Remy Cointreau S.A.	7,704	844

Renault S.A.	69,877	1,357

Safran S.A.	114,854	10,095

Sanofi	396,384	34,898

Sartorius Stedim Biotech	9,752	1,958

Schneider Electric S.E.	194,704	16,764

SCOR S.E.	54,845	1,208

SEB S.A.	8,543	1,066

SES S.A.	121,841	717

Societe Generale S.A.	282,466	4,752

Sodexo S.A.	31,725	2,150

Suez	124,418	1,268

Teleperformance	19,914	4,156

Thales S.A.	37,085	3,113

TOTAL S.A. (OTC Exchange)	844,108	32,734

Ubisoft Entertainment S.A. *	30,846	2,275

Unibail-Rodamco-Westfield	35,099	1,988

Unibail-Rodamco-Westfield - CDI	284,960	744

Valeo S.A.	87,598	1,465

Veolia Environnement S.A.	188,842	4,040

Vinci S.A. (OTC Exchange)	180,291	14,918

Vivendi S.A.	291,348	6,251

Wendel S.E.	10,314	825

Worldline S.A./France (3)*	44,378	2,609
		424,649

Germany – 7.6%

adidas A.G.	63,328	14,568

Allianz S.E. (Registered)	147,214	25,377

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Germany – 7.6% – continued

Aroundtown S.A.	428,260	$2,146

BASF S.E.	320,427	15,487

Bayer A.G. (Registered)	345,267	20,267

Bayerische Motoren Werke A.G.	116,091	6,095

Beiersdorf A.G.	35,363	3,598

Brenntag A.G.	52,058	1,967

Carl Zeiss Meditec A.G. (Bearer)	14,625	1,421

Commerzbank A.G.	364,334	1,325

Continental A.G.	38,003	2,779

Covestro A.G. (3)	61,522	1,911

Daimler A.G. (Registered)	318,197	9,761

Delivery Hero S.E. (3)*	39,926	3,028

Deutsche Bank A.G. (Registered)	701,617	4,713

Deutsche Boerse A.G.	66,600	9,149

Deutsche Lufthansa A.G. (Registered)	78,128	746

Deutsche Post A.G. (Registered)	341,815	9,431

Deutsche Telekom A.G. (Registered)	1,170,639	15,500

Deutsche Wohnen S.E.	126,044	4,816

E.ON S.E.	778,537	8,187

Evonik Industries A.G.	72,967	1,558

Fraport A.G. Frankfurt Airport Services Worldwide	15,023	610

Fresenius Medical Care A.G. & Co. KGaA	74,594	4,976

Fresenius S.E. & Co. KGaA	146,365	5,500

GEA Group A.G.	54,862	1,130

Hannover Rueck S.E.	21,755	3,181

HeidelbergCement A.G.	48,335	2,108

Henkel A.G. & Co. KGaA	37,222	2,805

HOCHTIEF A.G.	9,612	639

Infineon Technologies A.G.	443,180	6,638

KION Group A.G.	24,129	1,060

Knorr-Bremse A.G.	17,654	1,583

LANXESS A.G.	30,218	1,210

Merck KGaA	45,587	4,727

METRO A.G.	65,940	571

MTU Aero Engines A.G.	18,233	2,671

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	50,458	10,200

Puma S.E.	29,347	1,753

RWE A.G.	206,275	5,522

SAP S.E.	345,316	39,661

Siemens A.G. (Registered)	268,344	23,096

Siemens Healthineers A.G. (3)	54,723	2,171

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Germany – 7.6% – continued

Symrise A.G.	44,392	$4,204

Telefonica Deutschland Holding A.G.	346,053	860

thyssenkrupp A.G. *	146,581	781

TUI A.G. - CDI	145,129	650

Uniper S.E.	73,338	1,841

United Internet A.G. (Registered)	37,979	1,139

Volkswagen A.G.	12,004	1,627

Vonovia S.E.	179,864	8,866

Wirecard A.G.	41,142	4,726

Zalando S.E. (3)*	48,823	1,902
		312,238

Hong Kong – 3.5%

AIA Group Ltd.	4,247,486	38,212

ASM Pacific Technology Ltd.	108,200	1,010

Bank of East Asia (The) Ltd.	498,830	1,070

BOC Hong Kong Holdings Ltd.	1,310,108	3,610

Budweiser Brewing Co. APAC Ltd. (3)*	493,500	1,268

CK Asset Holdings Ltd.	896,138	4,875

CK Hutchison Holdings Ltd.	947,138	6,352

CK Infrastructure Holdings Ltd.	231,353	1,225

CLP Holdings Ltd.	576,014	5,295

Dairy Farm International Holdings Ltd.	126,500	582

Galaxy Entertainment Group Ltd.	770,148	4,079

Hang Lung Properties Ltd.	667,501	1,350

Hang Seng Bank Ltd.	263,479	4,489

Henderson Land Development Co. Ltd.	528,929	2,009

HK Electric Investments & HK Electric Investments Ltd.	954,727	917

HKT Trust & HKT Ltd.	1,319,220	1,791

Hong Kong & China Gas Co. Ltd.	3,545,411	5,830

Hong Kong Exchanges & Clearing Ltd.	419,796	12,607

Hongkong Land Holdings Ltd.	417,000	1,560

Jardine Matheson Holdings Ltd.	78,000	3,902

Jardine Strategic Holdings Ltd.	76,500	1,693

Kerry Properties Ltd.	233,703	614

Link REIT	736,571	6,222

Melco Resorts & Entertainment Ltd. ADR	80,454	998

MTR Corp. Ltd.	540,136	2,781

New World Development Co. Ltd.	2,147,447	2,300

NWS Holdings Ltd.	591,011	605

PCCW Ltd.	1,266,926	696

Power Assets Holdings Ltd.	498,817	2,972

Sino Land Co. Ltd.	1,010,174	1,278

SJM Holdings Ltd.	729,572	612

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Hong Kong – 3.5% – continued

Sun Hung Kai Properties Ltd.	562,258	$7,382

Swire Pacific Ltd., Class A	178,551	1,144

Swire Properties Ltd.	442,187	1,241

Techtronic Industries Co. Ltd.	473,333	3,049

Vitasoy International Holdings Ltd.	260,000	785

WH Group Ltd. (3)	3,418,213	3,174

Wharf Real Estate Investment Co. Ltd.	434,766	1,782

Wheelock & Co. Ltd.	296,021	2,011

Yue Yuen Industrial Holdings Ltd.	239,210	364
		143,736

Ireland – 0.9%

AerCap Holdings N.V. *	44,830	1,022

AIB Group PLC *	318,193	357

Bank of Ireland Group PLC	347,430	656

CRH PLC	274,935	7,494

DCC PLC	35,669	2,249

Experian PLC	315,388	8,780

Flutter Entertainment PLC	27,033	2,451

Irish Bank Resolution Corp. Ltd. (2)*	99,788	–

James Hardie Industries PLC - CDI	161,585	1,885

Kerry Group PLC, Class A	55,360	6,347

Kingspan Group PLC	54,688	2,928

Smurfit Kappa Group PLC	81,155	2,288
		36,457

Isle of Man – 0.0%

GVC Holdings PLC	211,512	1,468

Israel – 0.6%

Azrieli Group Ltd.	14,606	845

Bank Hapoalim B.M.	403,802	2,427

Bank Leumi Le-Israel B.M.	485,517	2,684

Check Point Software Technologies Ltd. *	43,232	4,346

CyberArk Software Ltd. *	13,195	1,129

Elbit Systems Ltd.	8,799	1,147

Isracard Ltd.(4)	1	–

Israel Chemicals Ltd.	263,620	837

Israel Discount Bank Ltd., Class A	425,723	1,261

Mizrahi Tefahot Bank Ltd.	51,423	961

Nice Ltd. *	21,494	3,112

Teva Pharmaceutical Industries Ltd. ADR *	388,491	3,489

Wix.com Ltd. *	17,780	1,793
		24,031

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Italy – 1.9%

Assicurazioni Generali S.p.A.	392,551	$5,348

Atlantia S.p.A. (OTC Exchange)	172,622	2,164

Davide Campari-Milano S.p.A.	198,259	1,426

Enel S.p.A.	2,846,487	19,813

Eni S.p.A.	890,495	9,003

Ferrari N.V.	19,163	2,978

Ferrari N.V. (New York Exchange)	23,010	3,511

FinecoBank Banca Fineco S.p.A.	212,437	1,930

Intesa Sanpaolo S.p.A.	5,175,598	8,448

Leonardo S.p.A.	152,678	1,016

Mediobanca Banca di Credito Finanziario S.p.A.	222,692	1,228

Moncler S.p.A.	65,082	2,376

Pirelli & C S.p.A. (3)	156,415	560

Poste Italiane S.p.A. (3)	182,857	1,549

Prysmian S.p.A.	87,948	1,408

Recordati S.p.A.	36,796	1,559

Snam S.p.A.	722,959	3,339

Telecom Italia S.p.A. *	3,095,873	1,266

Telecom Italia S.p.A. (RSP)	2,256,507	893

Tenaris S.A.	179,248	1,096

Terna Rete Elettrica Nazionale S.p.A.	473,020	2,998

UniCredit S.p.A.	710,578	5,564
		79,473

Japan – 25.7%

ABC-Mart, Inc.	10,800	542

Acom Co. Ltd.	127,500	518

Advantest Corp.	70,100	2,811

Aeon Co. Ltd.	230,900	5,132

AEON Financial Service Co. Ltd.	44,100	472

Aeon Mall Co. Ltd.	38,480	485

AGC, Inc.	64,000	1,573

Air Water, Inc.	58,469	805

Aisin Seiki Co. Ltd.	56,800	1,399

Ajinomoto Co., Inc.	152,100	2,834

Alfresa Holdings Corp.	65,400	1,220

Alps Alpine Co. Ltd.	80,400	779

Amada Holdings Co. Ltd.	115,400	911

ANA Holdings, Inc.	40,200	982

Aozora Bank Ltd.	44,500	848

Asahi Group Holdings Ltd.	128,200	4,163

Asahi Intecc Co. Ltd.	67,200	1,664

Asahi Kasei Corp.	444,300	3,140

Astellas Pharma, Inc.	662,100	10,249

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Japan – 25.7% – continued

Bandai Namco Holdings, Inc.	69,200	$3,358

Bank of Kyoto (The) Ltd.	17,094	544

Benesse Holdings, Inc.	23,200	591

Bridgestone Corp.	202,500	6,232

Brother Industries Ltd.	79,000	1,208

Calbee, Inc.	28,100	761

Canon, Inc.	352,300	7,694

Casio Computer Co. Ltd.	73,700	1,034

Central Japan Railway Co.	50,300	8,063

Chiba Bank (The) Ltd.	207,600	908

Chubu Electric Power Co., Inc.	230,800	3,254

Chugai Pharmaceutical Co. Ltd.	79,455	9,197

Chugoku Electric Power (The) Co., Inc.	93,500	1,309

Coca-Cola Bottlers Japan Holdings, Inc.	46,200	949

Concordia Financial Group Ltd.	357,900	1,043

Credit Saison Co. Ltd.	53,600	622

CyberAgent, Inc.	35,300	1,370

Dai Nippon Printing Co. Ltd.	85,900	1,830

Daicel Corp.	70,300	513

Daifuku Co. Ltd.	36,800	2,332

Dai-ichi Life Holdings, Inc.	377,700	4,520

Daiichi Sankyo Co. Ltd.	199,300	13,712

Daikin Industries Ltd.	88,300	10,768

Daito Trust Construction Co. Ltd.	25,300	2,360

Daiwa House Industry Co. Ltd.	195,700	4,847

Daiwa House REIT Investment Corp.	715	1,747

Daiwa Securities Group, Inc.	541,900	2,102

Denso Corp.	150,200	4,852

Dentsu Group, Inc.	75,518	1,456

Disco Corp.	9,600	1,895

East Japan Railway Co.	107,412	8,139

Eisai Co. Ltd.	88,500	6,496

Electric Power Development Co. Ltd.	53,300	1,076

FamilyMart Co. Ltd.	89,400	1,601

FANUC Corp.	68,000	9,221

Fast Retailing Co. Ltd.	20,400	8,336

Fuji Electric Co. Ltd.	45,900	1,038

FUJIFILM Holdings Corp.	127,600	6,405

Fujitsu Ltd.	68,700	6,199

Fukuoka Financial Group, Inc.	58,400	773

GMO Payment Gateway, Inc.	14,100	989

Hakuhodo DY Holdings, Inc.	88,900	897

Hamamatsu Photonics K.K.	50,370	2,062

Hankyu Hanshin Holdings, Inc.	82,100	2,764

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Japan – 25.7% – continued

Hikari Tsushin, Inc.	7,200	$1,208

Hino Motors Ltd.	100,900	542

Hirose Electric Co. Ltd.	11,628	1,206

Hisamitsu Pharmaceutical Co., Inc.	16,700	779

Hitachi Chemical Co. Ltd.	36,300	1,547

Hitachi Construction Machinery Co. Ltd.	40,300	815

Hitachi High-Technologies Corp.	23,500	1,744

Hitachi Ltd.	339,600	9,886

Hitachi Metals Ltd.	77,000	811

Honda Motor Co. Ltd.	570,900	12,839

Hoshizaki Corp.	18,800	1,413

Hoya Corp.	133,900	11,389

Hulic Co. Ltd.	115,800	1,176

Idemitsu Kosan Co. Ltd.	69,388	1,591

IHI Corp.	55,200	644

Iida Group Holdings Co. Ltd.	50,064	693

Inpex Corp.	367,400	2,065

Isetan Mitsukoshi Holdings Ltd.	122,360	713

Isuzu Motors Ltd.	194,300	1,286

ITOCHU Corp.	475,600	9,868

Itochu Techno-Solutions Corp.	33,800	964

J Front Retailing Co. Ltd.	75,200	625

Japan Airlines Co. Ltd.	37,900	697

Japan Airport Terminal Co. Ltd.	18,000	695

Japan Exchange Group, Inc.	180,600	3,191

Japan Post Bank Co. Ltd.	141,000	1,303

Japan Post Holdings Co. Ltd.	545,100	4,271

Japan Post Insurance Co. Ltd.	76,300	946

Japan Prime Realty Investment Corp.	275	826

Japan Real Estate Investment Corp.	477	2,796

Japan Retail Fund Investment Corp.	888	1,003

Japan Tobacco, Inc.	417,200	7,723

JFE Holdings, Inc.	176,200	1,147

JGC Holdings Corp.	78,500	630

JSR Corp.	66,800	1,230

JTEKT Corp.	81,800	555

JXTG Holdings, Inc.	1,067,797	3,660

Kajima Corp.	151,700	1,557

Kakaku.com, Inc.	49,100	901

Kamigumi Co. Ltd.	42,200	714

Kansai Electric Power (The) Co., Inc.	247,400	2,760

Kansai Paint Co. Ltd.	65,400	1,247

Kao Corp.	168,800	13,821

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Japan – 25.7% – continued

Kawasaki Heavy Industries Ltd.	50,200	$728

KDDI Corp.	620,500	18,341

Keihan Holdings Co. Ltd.	35,100	1,562

Keikyu Corp.	78,500	1,323

Keio Corp.	36,100	2,137

Keisei Electric Railway Co. Ltd.	48,100	1,389

Keyence Corp.	63,856	20,607

Kikkoman Corp.	50,600	2,155

Kintetsu Group Holdings Co. Ltd.	62,100	2,879

Kirin Holdings Co. Ltd.	293,200	5,807

Kobayashi Pharmaceutical Co. Ltd.	17,100	1,585

Koito Manufacturing Co. Ltd.	36,214	1,226

Komatsu Ltd.	325,200	5,351

Konami Holdings Corp.	31,800	975

Konica Minolta, Inc.	169,100	687

Kose Corp.	12,000	1,479

Kubota Corp.	371,000	4,746

Kuraray Co. Ltd.	114,900	1,161

Kurita Water Industries Ltd.	34,200	790

Kyocera Corp.	113,300	6,719

Kyowa Kirin Co. Ltd.	86,500	1,940

Kyushu Electric Power Co., Inc.	142,900	1,151

Kyushu Railway Co.	54,300	1,561

Lawson, Inc.	18,700	1,029

LINE Corp. *	21,200	1,024

Lion Corp.	77,500	1,663

LIXIL Group Corp.	91,400	1,137

M3, Inc.	153,400	4,533

Makita Corp.	79,200	2,428

Marubeni Corp.	528,500	2,635

Marui Group Co. Ltd.	67,900	1,140

Maruichi Steel Tube Ltd.	17,300	417

Mazda Motor Corp.	194,700	1,030

McDonald’s Holdings Co. Japan Ltd.	25,300	1,143

Mebuki Financial Group, Inc.	326,210	665

Medipal Holdings Corp.	65,500	1,224

MEIJI Holdings Co. Ltd.	40,326	2,873

Mercari, Inc. *	28,900	561

MINEBEA MITSUMI, Inc.	130,600	1,947

MISUMI Group, Inc.	97,900	2,135

Mitsubishi Chemical Holdings Corp.	458,500	2,728

Mitsubishi Corp.	471,100	9,999

Mitsubishi Electric Corp.	636,200	7,852

Mitsubishi Estate Co. Ltd.	414,200	6,106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Japan – 25.7% – continued

Mitsubishi Gas Chemical Co., Inc.	62,100	$675

Mitsubishi Heavy Industries Ltd.	107,800	2,726

Mitsubishi Materials Corp.	40,000	820

Mitsubishi Motors Corp.	250,700	710

Mitsubishi UFJ Financial Group, Inc.	4,299,295	16,039

Mitsubishi UFJ Lease & Finance Co. Ltd.	157,200	773

Mitsui & Co. Ltd.	565,500	7,877

Mitsui Chemicals, Inc.	66,100	1,254

Mitsui Fudosan Co. Ltd.	304,900	5,274

Mitsui OSK Lines Ltd.	39,900	644

Mizuho Financial Group, Inc.	8,552,589	9,788

MonotaRO Co. Ltd.	43,300	1,151

MS&AD Insurance Group Holdings, Inc.	171,343	4,799

Murata Manufacturing Co. Ltd.	200,591	10,153

Nabtesco Corp.	36,999	853

Nagoya Railroad Co. Ltd.	68,400	1,921

NEC Corp.	86,200	3,145

Nexon Co. Ltd.	180,000	2,944

NGK Insulators Ltd.	91,800	1,203

NGK Spark Plug Co. Ltd.	54,900	773

NH Foods Ltd.	31,300	1,091

Nidec Corp.	155,800	8,082

Nikon Corp.	108,900	1,006

Nintendo Co. Ltd.	39,500	15,235

Nippon Building Fund, Inc.	490	3,292

Nippon Express Co. Ltd.	26,700	1,307

Nippon Paint Holdings Co. Ltd.	53,200	2,804

Nippon Prologis REIT, Inc.	741	1,867

Nippon Shinyaku Co. Ltd.	15,600	1,226

Nippon Steel Corp.	270,461	2,317

Nippon Telegraph & Telephone Corp.	457,012	10,845

Nippon Yusen K.K.	50,900	605

Nissan Chemical Corp.	46,200	1,683

Nissan Motor Co. Ltd.	805,800	2,660

Nisshin Seifun Group, Inc.	65,705	1,097

Nissin Foods Holdings Co. Ltd.	23,300	1,945

Nitori Holdings Co. Ltd.	27,600	3,731

Nitto Denko Corp.	56,400	2,518

Nomura Holdings, Inc.	1,185,000	5,020

Nomura Real Estate Holdings, Inc.	45,100	732

Nomura Real Estate Master Fund, Inc.	1,409	1,778

Nomura Research Institute Ltd.	117,422	2,481

NSK Ltd.	119,600	767

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Japan – 25.7% – continued

NTT Data Corp.	228,200	$2,195

NTT DOCOMO, Inc.	473,700	14,891

Obayashi Corp.	234,100	2,005

Obic Co. Ltd.	23,500	3,070

Odakyu Electric Railway Co. Ltd.	107,700	2,367

Oji Holdings Corp.	299,700	1,607

Olympus Corp.	409,300	5,907

Omron Corp.	66,400	3,454

Ono Pharmaceutical Co. Ltd.	128,300	2,953

Oracle Corp. Japan	13,700	1,196

Oriental Land Co. Ltd.	70,600	9,035

ORIX Corp.	458,500	5,514

Orix JREIT, Inc.	815	1,070

Osaka Gas Co. Ltd.	132,400	2,499

Otsuka Corp.	37,900	1,622

Otsuka Holdings Co. Ltd.	135,015	5,286

Pan Pacific International Holdings Corp.	161,200	3,061

Panasonic Corp.	761,700	5,815

Park24 Co. Ltd.	41,400	606

PeptiDream, Inc. *	34,000	1,187

Persol Holdings Co. Ltd.	64,300	646

Pigeon Corp.	40,500	1,554

Pola Orbis Holdings, Inc.	28,800	532

Rakuten, Inc.	312,300	2,369

Recruit Holdings Co. Ltd.	476,100	12,294

Renesas Electronics Corp. *	265,400	953

Resona Holdings, Inc.	749,410	2,255

Ricoh Co. Ltd.	232,400	1,707

Rinnai Corp.	11,600	822

Rohm Co. Ltd.	33,700	1,845

Ryohin Keikaku Co. Ltd.	81,700	917

Sankyo Co. Ltd.	16,600	484

Santen Pharmaceutical Co. Ltd.	123,800	2,132

SBI Holdings, Inc.	81,760	1,193

Secom Co. Ltd.	74,800	6,219

Sega Sammy Holdings, Inc.	58,500	712

Seibu Holdings, Inc.	61,400	676

Seiko Epson Corp.	99,900	1,081

Sekisui Chemical Co. Ltd.	130,500	1,731

Sekisui House Ltd.	219,700	3,631

Seven & i Holdings Co. Ltd.	264,400	8,731

Seven Bank Ltd.	152,100	393

SG Holdings Co. Ltd.	52,000	1,240

Sharp Corp.	79,600	834

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued
Japan – 25.7% – continued

Shimadzu Corp.	80,500	$2,119

Shimamura Co. Ltd.	8,600	519

Shimano, Inc.	25,500	3,652

Shimizu Corp.	203,700	1,593

Shin-Etsu Chemical Co. Ltd.	124,400	12,329

Shinsei Bank Ltd.	72,300	965

Shionogi & Co. Ltd.	96,100	4,729

Shiseido Co. Ltd.	140,600	8,305

Shizuoka Bank (The) Ltd.	160,900	979

Showa Denko K.K.	51,500	1,065

SMC Corp.	20,100	8,580

Softbank Corp.	583,800	7,431

SoftBank Group Corp.	551,200	19,301

Sohgo Security Services Co. Ltd.	23,300	1,135

Sompo Holdings, Inc.	118,545	3,667

Sony Corp.	447,000	26,571

Sony Financial Holdings, Inc.	51,800	876

Square Enix Holdings Co. Ltd.	31,600	1,412

Stanley Electric Co. Ltd.	46,200	910

Subaru Corp.	214,800	4,124

SUMCO Corp.	89,600	1,152

Sumitomo Chemical Co. Ltd.	542,800	1,611

Sumitomo Corp.	418,700	4,801

Sumitomo Dainippon Pharma Co. Ltd.	56,600	734

Sumitomo Electric Industries Ltd.	273,400	2,876

Sumitomo Heavy Industries Ltd.	36,200	653

Sumitomo Metal Mining Co. Ltd.	82,400	1,690

Sumitomo Mitsui Financial Group, Inc.	461,742	11,219

Sumitomo Mitsui Trust Holdings, Inc.	114,119	3,297

Sumitomo Realty & Development Co. Ltd.	118,000	2,876

Sumitomo Rubber Industries Ltd.	55,700	526

Sundrug Co. Ltd.	24,900	799

Suntory Beverage & Food Ltd.	49,200	1,862

Suzuken Co. Ltd.	23,436	854

Suzuki Motor Corp.	132,800	3,178

Sysmex Corp.	59,998	4,338

T&D Holdings, Inc.	188,800	1,541

Taiheiyo Cement Corp.	45,100	771

Taisei Corp.	71,900	2,198

Taisho Pharmaceutical Holdings Co. Ltd.	11,900	732

Taiyo Nippon Sanso Corp.	44,200	655

Takeda Pharmaceutical Co. Ltd.	526,366	16,108

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued
Japan – 25.7% – continued

TDK Corp.	45,000	$3,482

Teijin Ltd.	60,200	1,020

Terumo Corp.	226,200	7,779

THK Co. Ltd.	42,700	872

Tobu Railway Co. Ltd.	65,600	2,293

Toho Co. Ltd.	39,000	1,192

Toho Gas Co. Ltd.	28,000	1,279

Tohoku Electric Power Co., Inc.	149,100	1,439

Tokio Marine Holdings, Inc.	226,100	10,370

Tokyo Century Corp.	13,100	410

Tokyo Electric Power Co. Holdings, Inc. *	524,600	1,833

Tokyo Electron Ltd.	55,300	10,399

Tokyo Gas Co. Ltd.	130,500	3,092

Tokyu Corp.	179,000	2,820

Tokyu Fudosan Holdings Corp.	203,000	972

Toppan Printing Co. Ltd.	100,300	1,537

Toray Industries, Inc.	497,100	2,156

Toshiba Corp.	132,800	2,924

Tosoh Corp.	95,500	1,087

TOTO Ltd.	50,600	1,684

Toyo Seikan Group Holdings Ltd.	56,400	644

Toyo Suisan Kaisha Ltd.	29,600	1,433

Toyoda Gosei Co. Ltd.	24,800	425

Toyota Industries Corp.	52,400	2,514

Toyota Motor Corp.	802,944	48,339

Toyota Tsusho Corp.	75,200	1,770

Trend Micro, Inc.	43,500	2,149

Tsuruha Holdings, Inc.	12,600	1,666

Unicharm Corp.	143,900	5,403

United Urban Investment Corp.	1,079	1,071

USS Co. Ltd.	78,000	1,074

Welcia Holdings Co. Ltd.	17,700	1,246

West Japan Railway Co.	57,500	3,938

Yakult Honsha Co. Ltd.	41,400	2,452

Yamada Denki Co. Ltd.	214,490	856

Yamaha Corp.	50,800	1,980

Yamaha Motor Co. Ltd.	97,000	1,172

Yamato Holdings Co. Ltd.	104,000	1,632

Yamazaki Baking Co. Ltd.	39,405	825

YaskawaElectricCorp.	86,800	2,385

Yokogawa Electric Corp.	77,900	938

Yokohama Rubber (The) Co. Ltd.	39,000	484

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Japan – 25.7% – continued

Z Holdings Corp.	935,000	$3,007

ZOZO, Inc.	36,500	490
		1,052,807

Macau – 0.1%

Sands China Ltd.	826,299	3,007

Wynn Macau Ltd.	522,546	791
		3,798

Netherlands – 4.7%

ABN AMRO Bank N.V. - C.V.A. (3)	142,194	1,167

Adyen N.V. (3)*	3,788	3,206

Aegon N.V.	590,798	1,499

Akzo Nobel N.V.	70,472	4,646

Altice Europe N.V. *	222,642	861

ArcelorMittal S.A.	241,646	2,290

ASML Holding N.V.	149,259	39,667

EXOR N.V.	39,368	2,028

Heineken Holding N.V.	41,412	3,178

Heineken N.V.	89,362	7,479

ING Groep N.V. (OTC Exchange)	1,359,206	7,120

Just Eat Takeaway.com N.V. *	41,094	3,098

Koninklijke Ahold Delhaize N.V.	384,751	9,004

Koninklijke DSM N.V.	63,714	7,240

Koninklijke KPN N.V.	1,284,870	3,073

Koninklijke Philips N.V.	318,937	12,909

Koninklijke Vopak N.V.	26,423	1,378

NN Group N.V.	110,242	2,978

NXP Semiconductors N.V.	98,500	8,169

Prosus N.V. *	171,438	11,879

QIAGEN N.V. *	79,332	3,219

Randstad N.V.	43,120	1,523

Royal Dutch Shell PLC, Class A	1,472,741	25,773

Royal Dutch Shell PLC, Class B	1,310,931	21,980

Wolters Kluwer N.V.	96,430	6,856
		192,220

New Zealand – 0.3%

a2 Milk Co. Ltd. *	267,882	2,709

Auckland International Airport Ltd.	343,308	1,012

Fisher & Paykel Healthcare Corp. Ltd.	198,777	3,603

Fletcher Building Ltd.	325,073	675

Mercury NZ Ltd.	254,424	637

Meridian Energy Ltd.	445,269	1,054

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued
New Zealand – 0.3% – continued

Ryman Healthcare Ltd.	153,146	$941

Spark New Zealand Ltd.	662,259	1,614
		12,245

Norway – 0.5%

Aker BP ASA	33,122	422

DNB ASA	331,635	3,719

Equinor ASA	353,885	4,458

Gjensidige Forsikring ASA *	68,412	1,171

Mowi ASA	151,227	2,305

Norsk Hydro ASA	460,782	1,001

Orkla ASA	266,548	2,281

Schibsted ASA, Class B	36,657	651

Telenor ASA	256,415	3,757

Yara International ASA	62,054	1,963
		21,728

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered) (2)*	882,815	–

EDP - Energias de Portugal S.A.	907,246	3,646

Galp Energia SGPS S.A.	178,703	2,040

Jeronimo Martins SGPS S.A.	91,249	1,650
		7,336

Russia – 0.0%

Evraz PLC	195,898	559

Singapore – 1.2%

Ascendas Real Estate Investment Trust	890,375	1,774

CapitaLand Commercial Trust	985,836	1,062

CapitaLand Ltd.	903,450	1,803

CapitaLand Mall Trust	900,300	1,135

City Developments Ltd.	156,800	795

ComfortDelGro Corp. Ltd.	749,400	802

DBS Group Holdings Ltd.	631,470	8,257

Genting Singapore Ltd.	2,098,480	1,020

Jardine Cycle & Carriage Ltd.	38,773	537

Keppel Corp. Ltd.	507,950	1,892

Mapletree Commercial Trust	743,400	958

Oversea-Chinese Banking Corp. Ltd.	1,183,428	7,199

SATS Ltd.	211,600	471

Sembcorp Industries Ltd.	380,644	413

Singapore Airlines Ltd.	204,134	825

Singapore Exchange Ltd.	275,800	1,776

Singapore Press Holdings Ltd.	533,895	688

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Singapore – 1.2% – continued

Singapore Technologies Engineering Ltd.	557,600	$1,225

Singapore Telecommunications Ltd.	2,843,625	5,085

Suntec Real Estate Investment Trust	746,400	657

United Overseas Bank Ltd.	439,449	6,018

UOL Group Ltd.	174,180	802

Venture Corp. Ltd.	104,200	990

Wilmar International Ltd.	644,800	1,458
		47,642

Spain – 2.5%

ACS Actividades de Construccion y Servicios S.A.	88,400	1,727

Aena S.M.E. S.A.(3)	24,131	2,633

Amadeus IT Group S.A.	152,650	7,240

Banco Bilbao Vizcaya Argentaria S.A.	2,330,040	7,449

Banco de Sabadell S.A.	2,043,819	1,050

Banco Santander S.A.	5,810,426	14,142

Bankia S.A.	460,031	514

Bankinter S.A.	243,616	894

CaixaBank S.A. (OTC Exchange)	1,292,873	2,411

Cellnex Telecom S.A. (3)*	86,860	3,954

Enagas S.A.	87,657	1,744

Endesa S.A.	109,545	2,345

Ferrovial S.A.	173,806	4,174

Grifols S.A.	107,676	3,667

Iberdrola S.A.	2,161,112	21,339

Industria de Diseno Textil S.A.	382,921	9,941

Mapfre S.A.	410,543	702

Naturgy Energy Group S.A.	102,985	1,823

Red Electrica Corp. S.A.	153,792	2,769

Repsol S.A.	496,167	4,528

Siemens Gamesa Renewable Energy S.A.	82,511	1,242

Telefonica S.A.	1,639,861	7,528
		103,816

Sweden – 2.5%

Alfa Laval AB	109,874	1,904

Assa Abloy AB, Class B	354,601	6,704

Atlas Copco AB, Class A	240,969	8,099

Atlas Copco AB, Class B	134,232	3,958

Boliden AB	99,327	1,811

Electrolux AB, Class B	81,830	1,019

Epiroc AB, Class A	233,757	2,317

Epiroc AB, Class B	145,621	1,444

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Sweden – 2.5% – continued

Essity AB, Class B	211,322	$6,517

Hennes & Mauritz AB, Class B	285,965	3,680

Hexagon AB, Class B	89,826	3,831

Husqvarna AB, Class B	121,168	609

ICA Gruppen AB	32,761	1,381

Industrivarden AB, Class C	60,369	1,179

Investor AB, Class B	159,419	7,332

Kinnevik AB, Class B	88,096	1,464

L E Lundbergforetagen AB, Class B	27,563	1,130

Lundin Petroleum AB	64,552	1,236

Millicom International Cellular S.A. SDR	31,981	901

Sandvik AB	391,177	5,555

Securitas AB, Class B	107,947	1,168

Skandinaviska Enskilda Banken AB, Class A *	570,355	3,858

Skanska AB, Class B *	116,856	1,781

SKF AB, Class B	135,773	1,868

Svenska Handelsbanken AB, Class A *	541,727	4,537

Swedbank AB, Class A	321,887	3,594

Swedish Match AB	60,284	3,448

Tele2 AB, Class B	166,851	2,242

Telefonaktiebolaget LM Ericsson, Class B	1,086,581	8,868

Telia Co. AB	976,207	3,512

Volvo AB, Class B	521,085	6,266
		103,213

Switzerland – 10.8%

ABB Ltd. (Registered)	651,062	11,447

Adecco Group A.G. (Registered)	55,494	2,190

Alcon, Inc. *	145,265	7,413

Baloise Holding A.G. (Registered)	16,748	2,198

Barry Callebaut A.G. (Registered)	1,088	2,188

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	376	3,177

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	36	3,149

Cie Financiere Richemont S.A.

(Registered)	183,359	10,049

Clariant A.G. (Registered) *	72,258	1,215

Coca-Cola HBC A.G. - CDI *	73,119	1,572

Credit Suisse Group A.G. (Registered) *	903,612	7,461

Dufry A.G. (Registered) *	14,702	456

EMS-Chemie Holding A.G. (Registered)	2,917	1,836

Geberit A.G. (Registered)	12,844	5,666

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

Switzerland – 10.8% – continued

Givaudan S.A. (Registered)	3,256	$10,095

Glencore PLC *	3,765,891	5,748

Julius Baer Group Ltd. *	77,093	2,632

Kuehne + Nagel International A.G. (Registered)	19,305	2,653

LafargeHolcim Ltd. (Registered) (Euronext Exchange) *	118,320	4,325

LafargeHolcim Ltd. (Registered) (Euronext Paris Exchange) *	53,665	1,943

Lonza Group A.G. (Registered) *	26,186	10,895

Nestle S.A. (Registered)	1,046,688	107,880

Novartis A.G. (Registered)	755,570	62,444

Pargesa Holding S.A. (Bearer)	12,977	861

Partners Group Holding A.G.	6,518	4,508

Roche Holding A.G. (Genusschein)	247,099	80,335

Schindler Holding A.G. (Participation Certificate)	14,618	3,213

Schindler Holding A.G. (Registered)	7,095	1,501

SGS S.A. (Registered)	2,160	5,010

Sika A.G. (Registered)	44,542	7,370

Sonova Holding A.G. (Registered)	19,524	3,525

STMicroelectronics N.V.	239,607	5,215

Straumann Holding A.G. (Registered)	3,588	2,674

Swatch Group (The) A.G. (Bearer)	10,242	2,047

Swatch Group (The) A.G. (Registered)	17,903	705

Swiss Life Holding A.G. (Registered)	11,713	3,988

Swiss Prime Site A.G. (Registered)	26,375	2,589

Swiss Re A.G.	103,202	7,957

Swisscom A.G. (Registered)	9,270	4,998

Temenos A.G. (Registered) *	22,493	2,949

UBS Group A.G. (Registered)	1,357,893	12,692

Vifor Pharma A.G.	16,173	2,238

Zurich Insurance Group A.G.	52,912	18,782
		441,789

United Arab Emirates – 0.0%

NMC Health PLC	46,453	61

United Kingdom – 13.7%

3i Group PLC	333,395	3,263

Admiral Group PLC	66,413	1,833

Anglo American PLC	360,689	6,303

Ashtead Group PLC	162,970	3,620

Associated British Foods PLC	123,394	2,769

AstraZeneca PLC	461,244	41,202

Auto Trader Group PLC(3)	325,980	1,772

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 4% (1) – continued

United Kingdom – 13.7% – continued

AVEVA Group PLC	24,420	$1,054

Aviva PLC	1,351,674	4,487

BAE Systems PLC	1,121,421	7,236

Barclays PLC	6,028,343	7,004

Barratt Developments PLC	371,922	2,027

Berkeley Group Holdings (The) PLC	43,496	1,944

BP PLC	7,127,862	30,323

British American Tobacco PLC	805,420	27,504

British Land (The) Co. PLC	321,871	1,339

BT Group PLC	3,004,177	4,382

Bunzl PLC	119,747	2,414

Burberry Group PLC	139,609	2,284

Centrica PLC	2,157,544	1,015

CNH Industrial N.V.	361,531	2,069

Coca-Cola European Partners PLC	82,874	3,110

Compass Group PLC	555,880	8,685

Croda International PLC	46,629	2,466

Diageo PLC	821,664	26,317

Direct Line Insurance Group PLC	502,484	1,839

easyJet PLC	57,754	416

Ferguson PLC	80,821	5,054

Fiat Chrysler Automobiles N.V.	126,454	911

Fiat Chrysler Automobiles N.V. (New York Exchange)	246,814	1,775

G4S PLC	585,470	668

GlaxoSmithKline PLC	1,753,172	32,885

Halma PLC	131,312	3,120

Hargreaves Lansdown PLC	118,616	2,032

HSBC Holdings PLC	7,142,516	40,223

Imperial Brands PLC	334,734	6,205

Informa PLC	423,304	2,348

InterContinental Hotels Group PLC	61,933	2,652

Intertek Group PLC	55,706	3,256

ITV PLC	1,310,030	1,083

J Sainsbury PLC	638,520	1,663

JD Sports Fashion PLC	165,610	953

Johnson Matthey PLC	68,916	1,532

Kingfisher PLC (OTC Exchange)	768,468	1,384

Land Securities Group PLC	249,904	1,722

Legal & General Group PLC	2,063,754	4,937

Lloyds Banking Group PLC	24,797,794	9,779

London Stock Exchange Group PLC	110,481	9,954

M&G PLC *	937,124	1,305

Marks & Spencer Group PLC	739,148	908

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER	VALUE
	OF SHARES	(000s)
COMMON STOCKS – 97. 4% (1) – continued

United Kingdom – 13.7% – continued

Meggitt PLC	291,200	$1,055

Melrose Industries PLC	1,722,207	1,945

Micro Focus International PLC	109,052	539

Mondi PLC	175,243	2,989

National Grid PLC	1,227,015	14,381

Next PLC	48,160	2,426

Ocado Group PLC *	160,338	2,421

Pearson PLC	281,780	1,946

Persimmon PLC	108,211	2,563

Prudential PLC	915,034	11,680

Reckitt Benckiser Group PLC	248,930	19,105

RELX PLC	686,422	14,715

Rentokil Initial PLC	637,975	3,062

Rio Tinto Ltd.	128,983	6,828

Rio Tinto PLC	396,903	18,219

Rolls-Royce Holdings PLC	583,377	2,455

Royal Bank of Scotland Group PLC	1,660,758	2,316

RSA Insurance Group PLC	360,232	1,872

Sage Group (The) PLC	372,840	2,731

Schroders PLC	45,615	1,401

Segro PLC	387,548	3,665

Severn Trent PLC	81,585	2,301

Smith & Nephew PLC	305,028	5,413

Smiths Group PLC	140,490	2,127

Spirax-Sarco Engineering PLC	26,289	2,656

SSE PLC	359,286	5,799

St. James’s Place PLC	193,972	1,848

Standard Chartered PLC	945,987	5,214

Standard Life Aberdeen PLC	806,190	2,230

Taylor Wimpey PLC	1,197,867	1,741

Tesco PLC	3,445,153	9,756

Unilever N.V.	517,062	25,476

Unilever PLC	388,722	19,624

United Utilities Group PLC	240,541	2,686

Vodafone Group PLC	9,380,903	13,104

Weir Group (The) PLC	92,374	837

Whitbread PLC	47,276	1,770

Wm Morrison Supermarkets PLC	861,760	1,898

WPP PLC	437,034	2,978
		560,798

	NUMBER	VALUE
	OF SHARES	(000s)
COMMON STOCKS – 97. 4% (1) – continued

United States – 0.0%

Carnival PLC	55,941	$679
Total Common Stocks
(Cost $3,804,355)		3,992,024

PREFERRED STOCKS – 0.5% (1)

Germany – 0.5%

Bayerische Motoren Werke A.G., 6.55% (5)	21,045	921

FUCHS PETROLUB S.E., 2.95% (5)	24,891	884

Henkel A.G. & Co. KGaA, 2.52% (5)	62,354	5,085

Porsche Automobil Holding S.E., 8.45%(5)	52,464	2,267

Sartorius A.G., 0.32% (5)	12,312	3,009

Volkswagen A.G., 6.56% (5)	64,008	7,626
		19,792
Total Preferred Stocks
(Cost $20,312)		19,792

INVESTMENT COMPANIES – 0 .9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (6)(7)	38,314,472	38,314
Total Investment Companies
(Cost $38,314)		38,314

Total Investments – 98.8%
(Cost $3,862,981)		4,050,130

Other Assets less Liabilities – 1.2%		50,030
Net Assets – 100.0%		$4,100,160

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)	Value rounds to less than one thousand.
(5)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2020 is disclosed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

MSCI – Morgan Stanley Capital International

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

BNY Mellon	United States Dollar	977	Singapore Dollar	1,400	6/17/20	$ 9

BNY Mellon	United States Dollar	976	Swedish Krona	9,700	6/17/20	6

Citibank	Swiss Franc	200	United States Dollar	211	6/17/20	3

Citibank	United States Dollar	1,107	Danish Krone	7,500	6/17/20	4

Citibank	United States Dollar	2,217	Hong Kong Dollar	17,200	6/17/20	1

Citibank	United States Dollar	2,763	Swiss Franc	2,700	6/17/20	52

Goldman Sachs	Norwegian Krone	1,984	United States Dollar	198	6/17/20	7

Goldman Sachs	United States Dollar	747	Norwegian Krone	7,900	6/17/20	14

JPMorgan Chase	United States Dollar	3,199	Australian Dollar	5,300	6/17/20	62

JPMorgan Chase	United States Dollar	13,074	British Pound	10,792	6/17/20	349

JPMorgan Chase	United States Dollar	16,455	Euro	14,930	6/17/20	61

JPMorgan Chase	United States Dollar	20,613	Japanese Yen	2,243,600	6/17/20	323

JPMorgan Chase	United States Dollar	5,665	Swiss Franc	5,500	6/17/20	70

Morgan Stanley	Australian Dollar	2,793	United States Dollar	1,721	6/17/20	2

Morgan Stanley	British Pound	3,163	United States Dollar	3,941	6/17/20	10

Morgan Stanley	Danish Krone	6,208	United States Dollar	927	6/17/20	8

Morgan Stanley	Euro	15,437	United States Dollar	17,135	6/17/20	69

Morgan Stanley	Japanese Yen	235,938	United States Dollar	2,201	6/17/20	7

Morgan Stanley	Swiss Franc	5,015	United States Dollar	5,252	6/17/20	24

Toronto-Dominion Bank	United States Dollar	1,637	British Pound	1,317	6/17/20	1

Subtotal Appreciation						1,082

Citibank	Hong Kong Dollar	12,439	United States Dollar	1,601	6/17/20	(3)

Citibank	United States Dollar	595	Singapore Dollar	829	6/17/20	(12)

Goldman Sachs	United States Dollar	403	Danish Krone	2,693	6/17/20	(4)

Goldman Sachs	United States Dollar	2,164	Swedish Krona	21,125	6/17/20	(25)

JPMorgan Chase	United States Dollar	10,987	Euro	9,838	6/17/20	(103)

JPMorgan Chase	United States Dollar	2,350	Swiss Franc	2,250	6/17/20	(3)

Morgan Stanley	British Pound	4,786	United States Dollar	5,748	6/17/20	(205)

Morgan Stanley	Euro	3,237	United States Dollar	3,485	6/17/20	(96)

Morgan Stanley	Japanese Yen	2,195,416	United States Dollar	20,309	6/17/20	(178)

Morgan Stanley	Swiss Franc	3,723	United States Dollar	3,802	6/17/20	(80)

Morgan Stanley	United States Dollar	809	Australian Dollar	1,289	6/17/20	(16)

Morgan Stanley	United States Dollar	535	British Pound	427	6/17/20	(4)

Morgan Stanley	United States Dollar	8,318	Japanese Yen	886,678	6/17/20	(44)

Morgan Stanley	United States Dollar	125	New Zealand Dollar	205	6/17/20	(3)

Toronto-Dominion Bank	United States Dollar	721	Australian Dollar	1,171	6/17/20	(1)

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Toronto-Dominion Bank	United States Dollar	3,308	Euro	2,989	6/17/20	$ (1)

Subtotal Depreciation						(778)

Total						$304

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
Euro Stoxx 50 (Euro)	1,339	$40,567	Long	6/20	$4,654

FTSE 100 Index (British Pound)	263	18,410	Long	4/20	1,566

Hang Seng Index (Hong Kong Dollar)	31	4,742	Long	6/20	371

SPI 200 Index (Australian Dollar)	139	10,920	Long	6/20	234

Topix Index (Japanese Yen)	218	28,445	Long	6/20	2,991

Total					$9,816

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	5.5%
Consumer Discretionary	11.1
Consumer Staples	12.6
Energy	4.0
Financials	16.5
Health Care	14.3
Industrials	14.2
Information Technology	7.6
Materials	6.7
Real Estate	3.3
Utilities	4.2

Total	100.0%

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	30.4%
Japanese Yen	26.2
British Pound	15.0
Swiss Franc	10.7
Australian Dollar	6.0
All other currencies less than 5%	11.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
China	$1,711	$546	$–	$2,257
Hong Kong	998	142,738	–	143,736
Ireland	1,022	35,435	–	36,457
Israel	10,757	13,274	–	24,031
Italy	3,511	75,962	–	79,473
Netherlands	8,169	184,051	–	192,220
New Zealand	6,158	6,087	–	12,245
United Kingdom	4,885	555,913	–	560,798
All Other Countries (1)	–	2,940,807	–	2,940,807
Total Common Stocks	37,211	3,954,813	–	3,992,024
Preferred Stocks (1)	–	19,792	–	19,792
Investment Companies	38,314	–	–	38,314
Total Investments	$75,525	$3,974,605	$–	$4,050,130

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$1,082	$–	$1,082
Futures Contracts	$9,816	$–	$–	$9,816
Liabilities
Forward Foreign Currency Exchange Contracts	–	(778)	–	(778)
Total Other Financial Instruments	$9,816	$304	$–	$10,120

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2%

Aerospace & Defense – 1.7%

Axon Enterprise, Inc. *	78,070	$5,525

Mercury Systems, Inc. *	73,065	5,212

Teledyne Technologies, Inc. *	47,981	14,263

Woodward, Inc.	74,185	4,410
		29,410

Apparel & Textile Products – 0.9%

Carter’s, Inc.	58,081	3,818

Columbia Sportswear Co.	36,458	2,544

Deckers Outdoor Corp. *	36,806	4,932

Skechers U.S.A., Inc., Class A *	176,179	4,182
		15,476

Asset Management – 1.4%

Affiliated Managers Group, Inc.	63,610	3,762

Eaton Vance Corp.	148,854	4,801

Federated Hermes, Inc.	126,396	2,408

Janus Henderson Group PLC	204,729	3,136

Legg Mason, Inc.	107,347	5,244

Stifel Financial Corp.	89,954	3,713
		23,064

Automotive – 1.5%

Adient PLC *	114,522	1,039

Dana, Inc.	189,353	1,479

Delphi Technologies PLC *	110,843	892

Gentex Corp.	332,814	7,375

Goodyear Tire & Rubber (The) Co.	305,965	1,781

ITT, Inc.	115,380	5,234

Lear Corp.	72,395	5,882

Visteon Corp. *	36,791	1,765
		25,447

Banking – 6.5%

Associated Banc-Corp	209,633	2,681

BancorpSouth Bank	123,352	2,334

Bank of Hawaii Corp.	52,985	2,927

Bank OZK	159,038	2,656

Cathay General Bancorp	99,621	2,286

CIT Group, Inc.	124,619	2,151

Commerce Bancshares, Inc.	136,443	6,870

Cullen/Frost Bankers, Inc.	75,349	4,204

East West Bancorp, Inc.	191,587	4,931

First Financial Bankshares, Inc.	179,658	4,822

First Horizon National Corp.	409,393	3,300

FNB Corp.	427,477	3,150

Fulton Financial Corp.	217,094	2,494

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 6.5% – continued

Hancock Whitney Corp.	114,740	$2,240

Home BancShares, Inc.	204,129	2,447

International Bancshares Corp.	75,479	2,029

New York Community Bancorp, Inc.	614,854	5,773

PacWest Bancorp	157,652	2,825

Pinnacle Financial Partners, Inc.	94,686	3,554

Prosperity Bancshares, Inc.	124,199	5,993

Signature Bank	71,029	5,710

Sterling Bancorp	265,815	2,778

Synovus Financial Corp.	192,797	3,386

TCF Financial Corp.	201,825	4,573

Texas Capital Bancshares, Inc. *	66,203	1,468

Trustmark Corp.	84,541	1,970

UMB Financial Corp.	56,836	2,636

Umpqua Holdings Corp.	289,721	3,158

United Bankshares, Inc.	133,576	3,083

Valley National Bancorp	515,310	3,767

Washington Federal, Inc.	103,567	2,689

Webster Financial Corp.	121,079	2,773

Wintrust Financial Corp.	75,085	2,467
		110,125

Biotechnology & Pharmaceuticals – 1.4%

Arrowhead Pharmaceuticals, Inc. *	131,701	3,789

Exelixis, Inc. *	402,045	6,923

Ligand Pharmaceuticals, Inc. *	21,714	1,579

Nektar Therapeutics *	231,446	4,131

Prestige Consumer Healthcare, Inc. *	66,087	2,424

United Therapeutics Corp. *	57,731	5,475
		24,321

Chemicals – 2.1%

Ashland Global Holdings, Inc.	79,237	3,967

Cabot Corp.	74,961	1,958

Chemours (The) Co.	216,376	1,919

Ingevity Corp. *	55,024	1,937

Minerals Technologies, Inc.	45,856	1,663

NewMarket Corp.	9,715	3,720

Olin Corp.	210,066	2,452

PolyOne Corp.	118,732	2,252

RPM International, Inc.	170,609	10,151

Sensient Technologies Corp.	55,634	2,421

Valvoline, Inc.	247,857	3,244
		35,684

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Commercial Services – 1.3%

ASGN, Inc. *	69,465	$2,453

Brink’s (The) Co.	65,814	3,426

Deluxe Corp.	55,390	1,436

FTI Consulting, Inc. *	49,508	5,930

Healthcare Services Group, Inc.	97,512	2,332

Insperity, Inc.	49,465	1,845

ManpowerGroup, Inc.	77,571	4,110
		21,532

Construction Materials – 1.9%

Carlisle Cos., Inc.	74,560	9,341

Eagle Materials, Inc.	54,770	3,199

Louisiana-Pacific Corp.	154,523	2,655

MDU Resources Group, Inc.	263,628	5,668

Owens Corning	143,122	5,554

Trex Co., Inc. *	76,749	6,151
		32,568

Consumer Products – 3.1%

Boston Beer (The) Co., Inc., Class A *	12,189	4,480

Darling Ingredients, Inc. *	215,381	4,129

Edgewell Personal Care Co. *	71,360	1,718

Energizer Holdings, Inc.	84,641	2,560

Flowers Foods, Inc.	253,227	5,196

Hain Celestial Group (The), Inc. *	105,693	2,745

Helen of Troy Ltd. *	33,300	4,796

Ingredion, Inc.	88,315	6,668

Lancaster Colony Corp.	26,035	3,766

Nu Skin Enterprises, Inc., Class A	73,079	1,597

Pilgrim’s Pride Corp. *	69,353	1,257

Post Holdings, Inc. *	87,442	7,255

Sanderson Farms, Inc.	25,939	3,199

Tootsie Roll Industries, Inc.	23,022	828

TreeHouse Foods, Inc. *	73,955	3,265
		53,459

Consumer Services – 1.2%

Aaron’s, Inc.	88,346	2,013

Adtalem Global Education, Inc. *	71,037	1,903

Graham Holdings Co., Class B	5,723	1,952

Grand Canyon Education, Inc. *	62,503	4,768

Service Corp. International	240,472	9,405

WW International, Inc. *	61,113	1,033
		21,074

Containers & Packaging – 1.2%

AptarGroup, Inc.	84,103	8,372

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Containers & Packaging – 1.2% – continued

Greif, Inc., Class A	34,545	$1,074

O-I Glass, Inc.	204,751	1,456

Silgan Holdings, Inc.	102,010	2,960

Sonoco Products Co.	131,691	6,104
		19,966

Design, Manufacturing & Distribution – 1.4%

Arrow Electronics, Inc. *	107,156	5,558

Avnet, Inc.	133,824	3,359

Jabil, Inc.	182,761	4,492

SYNNEX Corp.	53,756	3,930

Tech Data Corp. *	46,603	6,098
		23,437

Distributors - Discretionary – 0.7%

KAR Auction Services, Inc.	169,416	2,033

Pool Corp.	52,675	10,365
		12,398

Electrical Equipment – 3.7%

Acuity Brands, Inc.	52,129	4,465

Belden, Inc.	50,834	1,834

Cognex Corp.	224,835	9,493

Generac Holdings, Inc. *	82,281	7,666

Hubbell, Inc.	71,551	8,210

Lennox International, Inc.	46,131	8,386

Littelfuse, Inc.	32,046	4,276

National Instruments Corp.	155,181	5,133

nVent Electric PLC	204,734	3,454

Trimble, Inc. *	327,765	10,433
		63,350

Engineering & Construction Services – 1.2%

AECOM *	206,665	6,169

Dycom Industries, Inc. *	41,473	1,064

EMCOR Group, Inc.	73,876	4,530

Fluor Corp.	184,415	1,274

KBR, Inc.	186,441	3,855

MasTec, Inc. *	79,335	2,597
		19,489

Forest & Paper Products – 0.1%

Domtar Corp.	75,349	1,631

Gaming, Lodging & Restaurants – 3.7%

Boyd Gaming Corp.	105,300	1,518

Brinker International, Inc.	49,166	590

Caesars Entertainment Corp. *	734,294	4,964

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Gaming, Lodging & Restaurants – 3.7% – continued

Cheesecake Factory (The), Inc.	54,024	$923

Choice Hotels International, Inc.	41,793	2,560

Churchill Downs, Inc.	46,639	4,801

Cracker Barrel Old Country Store, Inc.	31,820	2,648

Domino’s Pizza,Inc.	50,871	16,486

Dunkin’ Brands Group, Inc.	108,990	5,787

Eldorado Resorts, Inc. *	85,945	1,238

Jack in the Box, Inc.	31,117	1,091

Marriott Vacations Worldwide Corp.	49,227	2,736

Papa John’s International, Inc.	29,134	1,555

Penn National Gaming, Inc. *	143,347	1,813

Scientific Games Corp. *	71,157	690

Texas Roadhouse, Inc.	85,837	3,545

Wendy’s (The) Co.	242,123	3,603

Wyndham Destinations, Inc.	119,332	2,590

Wyndham Hotels & Resorts, Inc.	125,203	3,945
		63,083

Hardware – 1.5%

Ciena Corp. *	203,521	8,102

InterDigital, Inc.	40,959	1,828

Lumentum Holdings, Inc. *	101,566	7,486

NCR Corp. *	167,873	2,971

NetScout Systems, Inc. *	86,643	2,051

ViaSat, Inc. *	75,874	2,725
		25,163

Health Care Facilities & Services – 4.6%

Acadia Healthcare Co., Inc. *	116,524	2,138

Amedisys, Inc. *	42,435	7,789

Catalent, Inc. *	203,598	10,577

Charles River Laboratories

International, Inc. *	64,253	8,109

Chemed Corp.	21,062	9,124

Encompass Health Corp.	129,720	8,306

HealthEquity, Inc. *	93,250	4,717

MEDNAX, Inc. *	109,798	1,278

Molina Healthcare, Inc. *	82,489	11,525

Patterson Cos., Inc.	113,338	1,733

PRA Health Sciences, Inc. *	83,210	6,910

Syneos Health, Inc. *	81,933	3,230

Tenet Healthcare Corp. *	136,686	1,968
		77,404

Home & Office Products – 1.4%

Herman Miller, Inc.	77,698	1,725

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Home & Office Products – 1.4% – continued

HNI Corp.	56,340	$1,419

KB Home	112,708	2,040

MSA Safety, Inc.	46,887	4,745

Scotts Miracle-Gro (The) Co.	52,127	5,338

Taylor Morrison Home Corp. *	174,009	1,914

Tempur Sealy International, Inc. *	59,776	2,613

Toll Brothers, Inc.	158,809	3,057

TRI Pointe Group, Inc. *	183,184	1,606
		24,457

Industrial Services – 0.6%

MSC Industrial Direct Co., Inc., Class A	59,625	3,277

Resideo Technologies, Inc. *	161,543	782

Watsco, Inc.	42,952	6,788
		10,847

Institutional Financial Services – 1.1%

Evercore, Inc., Class A	51,422	2,368

Interactive Brokers Group, Inc., Class A	100,972	4,359

Jefferies Financial Group, Inc.	314,694	4,302

SEI Investments Co.	166,051	7,695
		18,724

Insurance – 4.9%

Alleghany Corp.	18,936	10,459

American Financial Group, Inc.	98,469	6,901

Brighthouse Financial, Inc. *	143,749	3,474

Brown & Brown, Inc.	307,656	11,143

CNO Financial Group, Inc.	198,842	2,464

Genworth Financial, Inc., Class A *	662,168	2,198

Hanover Insurance Group (The), Inc.	52,079	4,717

Kemper Corp.	82,825	6,160

Mercury General Corp.	35,685	1,453

Old Republic International Corp.	375,419	5,725

Primerica, Inc.	54,414	4,815

Reinsurance Group of America, Inc.	82,372	6,931

RenaissanceRe Holdings Ltd.	58,100	8,676

RLI Corp.	52,498	4,616

Selective Insurance Group, Inc.	78,150	3,884
		83,616

Iron & Steel – 1.3%

Allegheny Technologies, Inc. *	165,879	1,410

Carpenter Technology Corp.	62,781	1,224

Commercial Metals Co.	156,098	2,465

Reliance Steel & Aluminum Co.	87,695	7,681

Steel Dynamics, Inc.	283,452	6,389

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Iron & Steel – 1.3% – continued

United States Steel Corp.	223,705	$1,411

Worthington Industries, Inc.	48,064	1,262
		21,842

Leisure Products – 0.9%

Brunswick Corp.	107,320	3,796

Mattel, Inc. *	456,144	4,019

Polaris, Inc.	75,651	3,642

Thor Industries, Inc.	72,621	3,063
		14,520

Machinery – 3.6%

AGCO Corp.	82,467	3,896

Colfax Corp. *	109,995	2,178

Crane Co.	67,073	3,299

Curtiss-Wright Corp.	56,162	5,190

Graco, Inc.	219,418	10,692

Kennametal, Inc.	109,008	2,030

Lincoln Electric Holdings, Inc.	80,449	5,551

Nordson Corp.	67,315	9,092

Oshkosh Corp. (New York Exchange)	89,537	5,760

Regal Beloit Corp.	53,864	3,391

Terex Corp.	86,299	1,239

Toro (The) Co.	140,247	9,129
		61,447

Manufactured Goods – 0.4%

Timken (The) Co.	89,188	2,884

Valmont Industries, Inc.	28,320	3,002
		5,886

Media – 2.1%

AMC Networks, Inc., Class A *	57,984	1,410

Cable One, Inc.	6,612	10,870

GrubHub, Inc. *	120,312	4,900

John Wiley & Sons, Inc., Class A	58,094	2,178

Meredith Corp.	51,703	632

New York Times (The) Co., Class A	189,126	5,808

TEGNA, Inc.	285,362	3,099

TripAdvisor, Inc.	133,070	2,314

World Wrestling Entertainment, Inc., Class A	62,435	2,119

Yelp, Inc. *	84,047	1,515
		34,845

Medical Equipment & Devices – 5.7%

Avanos Medical, Inc. *	63,056	1,698

Bio-Rad Laboratories, Inc., Class A *	28,427	9,965

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Medical Equipment & Devices – 5.7% – continued

Bio-Techne Corp.	50,141	$9,508

Cantel Medical Corp.	49,293	1,770

Globus Medical, Inc., Class A *	101,267	4,307

Haemonetics Corp. *	66,679	6,645

Hill-Rom Holdings, Inc.	87,833	8,836

ICU Medical, Inc. *	25,294	5,103

Integra LifeSciences Holdings Corp. *	93,762	4,188

LivaNova PLC *	63,676	2,881

Masimo Corp. *	64,544	11,432

NuVasive, Inc. *	68,509	3,471

Penumbra, Inc. *	42,259	6,818

Repligen Corp. *	61,641	5,951

West Pharmaceutical Services, Inc.	97,344	14,821
		97,394

Metals & Mining – 0.6%

Compass Minerals International, Inc.	44,578	1,715

Royal Gold, Inc.	86,294	7,569
		9,284

Oil, Gas & Coal – 1.2%

Antero Midstream Corp.	390,761	821

Apergy Corp. *	101,908	586

Cimarex Energy Co.	133,943	2,254

CNX Resources Corp. *	245,477	1,306

Core Laboratories N.V.	58,380	604

EQT Corp.	336,328	2,378

Equitrans Midstream Corp.	268,116	1,349

Matador Resources Co. *	144,247	358

Murphy Oil Corp.	197,676	1,212

Murphy U.S.A., Inc. *	38,238	3,226

NOW, Inc. *	140,927	727

Patterson-UTI Energy, Inc.	255,943	601

PBF Energy, Inc., Class A	134,018	949

Transocean Ltd. *	757,261	878

World Fuel Services Corp.	86,031	2,166

WPX Energy, Inc. *	548,271	1,672
		21,087

Passenger Transportation – 0.2%

JetBlue Airways Corp. *	379,810	3,399

Real Estate – 0.4%

Jones Lang LaSalle, Inc.	68,169	6,884

Real Estate Investment Trusts – 9.4%

American Campus Communities, Inc.	180,772	5,016

Brixmor Property Group, Inc.	391,851	3,723

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 9.4% – continued

Camden Property Trust	127,394	$10,095

CoreCivic, Inc.	156,629	1,750

CoreSite Realty Corp.	49,582	5,747

Corporate Office Properties Trust	147,427	3,263

Cousins Properties, Inc.	193,082	5,651

CyrusOne, Inc.	148,928	9,196

Diversified Healthcare Trust	312,984	1,136

Douglas Emmett, Inc.	216,850	6,616

EastGroup Properties, Inc.	50,533	5,280

EPR Properties	103,221	2,500

First Industrial Realty Trust, Inc.	167,020	5,550

GEO Group (The), Inc.	158,947	1,933

Healthcare Realty Trust, Inc.	175,330	4,897

Highwoods Properties, Inc.	136,487	4,834

JBG SMITH Properties	155,590	4,952

Kilroy Realty Corp.	128,313	8,173

Lamar Advertising Co., Class A	113,157	5,803

Life Storage, Inc.	61,373	5,803

Macerich (The) Co.	138,819	782

Mack-Cali Realty Corp.	119,109	1,814

Medical Properties Trust, Inc.	680,752	11,770

National Retail Properties, Inc.	225,810	7,269

Omega Healthcare Investors, Inc.	287,465	7,629

Park Hotels & Resorts, Inc.	314,941	2,491

Pebblebrook Hotel Trust	171,864	1,872

PotlatchDeltic Corp.	88,437	2,776

PS Business Parks, Inc.	26,350	3,571

Rayonier, Inc.	170,126	4,006

Rayonier, Inc. - (Fractional Shares) (1)	50,000	–

Sabra Health Care REIT, Inc.	270,062	2,949

Service Properties Trust	216,504	1,169

Spirit Realty Capital, Inc.	131,206	3,431

Taubman Centers, Inc.	80,124	3,356

Urban Edge Properties	151,509	1,335

Weingarten Realty Investors	159,127	2,296
		160,434

Recreational Facilities & Services – 0.2%

Cinemark Holdings, Inc.	141,140	1,438

Six Flags Entertainment Corp.	103,417	1,297
		2,735

Renewable Energy – 0.7%

EnerSys	55,632	2,755

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Renewable Energy – 0.7% – continued

First Solar, Inc. *	99,846	$3,600

SolarEdge Technologies, Inc. *	63,953	5,237
		11,592

Retail - Consumer Staples – 1.3%

BJ’s Wholesale Club Holdings, Inc. *	160,725	4,094

Casey’s General Stores, Inc.	48,392	6,411

Five Below, Inc. *	73,244	5,155

Ollie’s Bargain Outlet Holdings, Inc. *	71,946	3,334

Sprouts Farmers Market, Inc. *	155,616	2,893
		21,887

Retail - Discretionary –1.8%

American Eagle Outfitters, Inc.	208,953	1,661

AutoNation, Inc. *	77,463	2,174

Avis Budget Group, Inc. *	74,787	1,039

Bed Bath & Beyond, Inc.	166,512	701

Dick’s Sporting Goods, Inc.	83,668	1,779

Dillard’s, Inc., Class A	12,968	479

Etsy, Inc. *	155,886	5,992

FirstCash, Inc.	56,149	4,028

Foot Locker, Inc.	140,822	3,105

RH *	21,494	2,159

Sally Beauty Holdings, Inc. *	153,040	1,237

Urban Outfitters, Inc. *	92,806	1,322

Williams-Sonoma, Inc.	102,766	4,370
		30,046

Semiconductors – 4.7%

Cabot Microelectronics Corp.	38,290	4,370

Cirrus Logic, Inc. *	76,041	4,991

Coherent, Inc. *	31,775	3,381

Cree, Inc. *	141,705	5,025

Cypress Semiconductor Corp.	485,877	11,331

II-VI, Inc. *	115,350	3,287

MKS Instruments, Inc.	71,714	5,841

Monolithic Power Systems, Inc.	53,149	8,900

Semtech Corp. *	87,154	3,268

Silicon Laboratories, Inc. *	57,062	4,874

Synaptics, Inc. *	44,026	2,548

Teradyne, Inc.	220,468	11,943

Universal Display Corp.	55,782	7,351

Vishay Intertechnology, Inc.	174,119	2,509
		79,619

Software – 3.7%

ACI Worldwide, Inc. *	152,084	3,673

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Software – 3.7% – continued

Allscripts Healthcare Solutions, Inc. *	213,611	$1,504

Blackbaud, Inc.	64,710	3,595

CDK Global, Inc.	159,713	5,246

Ceridian HCM Holding, Inc. *	132,594	6,639

CommVault Systems, Inc. *	55,327	2,240

J2 Global, Inc.	60,904	4,559

LogMeIn, Inc.	64,222	5,348

Manhattan Associates, Inc. *	84,506	4,210

PTC, Inc. *	136,750	8,370

Teradata Corp. *	148,007	3,033

Tyler Technologies, Inc. *	51,291	15,211
		63,628

Specialty Finance – 1.3%

First American Financial Corp.	147,791	6,268

GATX Corp.	46,178	2,889

LendingTree, Inc. *	10,090	1,850

Navient Corp.	224,801	1,704

SLM Corp.	555,412	3,993

WEX, Inc. *	56,953	5,954
		22,658

Technology Services – 3.1%

CACI International, Inc., Class A *	32,946	6,956

CoreLogic, Inc.	104,616	3,195

FactSet Research Systems, Inc.	49,921	13,013

Fair Isaac Corp. *	38,103	11,724

LiveRamp Holdings, Inc. *	89,062	2,932

MAXIMUS, Inc.	84,172	4,899

Perspecta, Inc.	180,908	3,300

Sabre Corp.	360,329	2,137

Science Applications International Corp.	64,551	4,817
		52,973

Telecom – 0.1%

Telephone & Data Systems, Inc.	128,671	2,156

Transportation & Logistics – 1.4%

Kirby Corp. *	79,331	3,448

Knight-Swift Transportation Holdings, Inc.	161,643	5,302

Landstar System, Inc.	51,918	4,977

Ryder System, Inc.	70,112	1,854

Werner Enterprises, Inc.	58,270	2,113

XPO Logistics, Inc. *	121,431	5,920
		23,614

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Transportation Equipment – 0.1%

Trinity Industries, Inc.	129,125	$2,075

Utilities – 4.7%

ALLETE, Inc.	67,975	4,125

Black Hills Corp.	80,850	5,177

Essential Utilities, Inc.	283,964	11,557

Hawaiian Electric Industries, Inc.	143,367	6,172

IDACORP, Inc.	66,637	5,850

National Fuel Gas Co.	113,571	4,235

New Jersey Resources Corp.	125,645	4,268

NorthWestern Corp.	66,369	3,971

OGE Energy Corp.	263,355	8,093

ONE Gas, Inc.	69,382	5,802

PNM Resources, Inc.	104,794	3,982

Southwest Gas Holdings, Inc.	71,867	4,999

Spire, Inc.	67,066	4,995

UGI Corp.	274,978	7,334
		80,560

Waste & Environment Services & Equipment – 1.2%

Clean Harbors, Inc. *	67,549	3,468

Donaldson Co., Inc.	166,506	6,432

Stericycle, Inc. *	119,889	5,824

Tetra Tech, Inc.	71,817	5,072
		20,796
Total Common Stocks
(Cost $1,784,848)		1,687,086

INVESTMENT COMPANIES – 0 .9%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (2)(3)	14,662,646	14,663
Total Investment Companies
(Cost $14,663)		14,663

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued	MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0 .2%

U.S. Treasury Bill, 1.47%, 7/16/20 (4)(5)	$4,265	$4,264
Total Short-Term Investments
(Cost $4,247)		4,264

Total Investments – 100.3%
(Cost $1,803,758)		1,706,013

Liabilities less Other Assets – (0.3%)		(5,503)
NET ASSETS – 100.0%		$1,700,510

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2020 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P MidCap 400 (United States Dollar)	94	$13,515	Long	6/20	$1,054

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	2.0%
Consumer Discretionary	12.1
Consumer Staples	3.7
Energy	1.0
Financials	15.8
Health Care	11.9
Industrials	16.2
Information Technology	16.4
Materials	5.9
Real Estate	9.9
Utilities	5.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,687,086	$–	$–	$1,687,086
Investment Companies	14,663	–	–	14,663
Short-Term Investments	–	4,264	–	4,264
Total Investments	$1,701,749	$4,264	$–	$1,706,013
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 1,054	$–	$–	$ 1,054

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1%

Aerospace & Defense – 1.4%

AAR Corp.	20,849	$370

Aerojet Rocketdyne Holdings, Inc. *	44,172	1,848

AeroVironment, Inc. *	13,017	793

American Outdoor Brands Corp. *	33,013	274

Astronics Corp. *	15,342	141

Axon Enterprise, Inc. *	35,212	2,492

Barnes Group, Inc.	28,590	1,196

Coda Octopus Group, Inc. *	6,343	36

Ducommun, Inc. *	6,908	172

Kaman Corp.	16,680	642

Mercury Systems, Inc. *	32,888	2,346

Moog, Inc., Class A	18,147	917

National Presto Industries, Inc.	2,966	210

Park Aerospace Corp.	10,306	130

Sturm Ruger & Co., Inc.	9,923	505

Triumph Group, Inc.	30,555	206
		12,278

Apparel & Textile Products – 0.7%

Centric Brands, Inc. *	12,064	13

Crocs, Inc. *	40,999	697

Culp, Inc.	5,341	39

Deckers Outdoor Corp. *	16,927	2,268

Delta Apparel, Inc. *	3,622	38

Fossil Group, Inc. *	24,269	80

Kontoor Brands, Inc.	27,309	524

Movado Group, Inc.	8,075	95

Oxford Industries, Inc.	10,306	374

Rocky Brands, Inc.	4,067	79

Steven Madden Ltd.	51,018	1,185

Superior Group of Cos., Inc.	6,080	51

Unifi, Inc. *	7,526	87

Vince Holding Corp. *	2,227	9

Weyco Group, Inc.	4,434	89

Wolverine World Wide, Inc.	47,897	728
		6,356

Asset Management – 1.3%

Altus Midstream Co., Class A *	42,123	32

Ares Management Corp., Class A	43,558	1,347

Artisan Partners Asset Management, Inc., Class A	30,119	647

Assetmark Financial Holdings, Inc. *	7,916	161

Associated Capital Group, Inc., Class A	1,389	42

B. Riley Financial, Inc.	12,392	228

Blucora, Inc. *	29,979	361

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Asset Management – 1.3% – continued

Boston Private Financial Holdings, Inc.	49,209	$352

Brightsphere Investment Group, Inc.	39,774	254

Cohen & Steers, Inc.	13,682	622

Columbia Financial, Inc. *	32,148	463

Community Bankers Trust Corp.	14,007	68

Diamond Hill Investment Group, Inc.	1,796	162

Federated Hermes, Inc.	59,214	1,128

Focus Financial Partners, Inc., Class A *	17,587	405

GAIN Capital Holdings, Inc.	13,961	78

GAMCO Investors, Inc., Class A	2,134	23

Hamilton Lane, Inc., Class A	13,102	725

Kennedy-Wilson Holdings, Inc.	74,030	993

Medallion Financial Corp. *	14,900	28

Oppenheimer Holdings, Inc., Class A	4,257	84

PDL Community Bancorp *	5,122	53

Pzena Investment Management, Inc., Class A	12,753	57

Rafael Holdings, Inc., Class B *	6,176	79

Safeguard Scientifics, Inc.	14,076	78

Sculptor Capital Management, Inc.	9,872	134

Siebert Financial Corp. *	4,366	32

Silvercrest Asset Management Group, Inc., Class A	4,076	39

Stifel Financial Corp.	39,586	1,634

Virtus Investment Partners, Inc.	3,734	284

Waddell & Reed Financial, Inc., Class A	41,058	467

Westwood Holdings Group, Inc.	5,898	108

WisdomTree Investments, Inc.	88,227	206
		11,374

Automotive – 0.7%

Adient PLC *	53,956	489

American Axle & Manufacturing Holdings, Inc. *	70,503	255

Cooper Tire & Rubber Co.	29,883	487

Cooper-Standard Holdings, Inc. *	11,824	121

Dana, Inc.	86,950	679

Dorman Products, Inc. *	16,118	891

Gentherm, Inc. *	19,814	622

Methode Electronics, Inc.	22,102	584

Miller Industries, Inc.	6,679	189

Modine Manufacturing Co. *	29,999	98

Motorcar Parts of America, Inc. *	10,580	133

Standard Motor Products, Inc.	12,720	529

Telenav, Inc. *	23,486	101

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Automotive – 0.7% – continued

Tenneco, Inc., Class A *	29,106	$105

Visteon Corp. *	17,018	817
		6,100

Banking – 10.1%

1st Constitution Bancorp	4,382	58

1st Source Corp.	8,416	273

ACNB Corp.	5,284	159

Alerus Financial Corp.	2,651	44

Allegiance Bancshares, Inc.	11,378	274

Amalgamated Bank, Class A	10,005	108

American National Bankshares, Inc.	6,569	157

Ameris Bancorp	37,647	894

Ames National Corp.	5,192	106

Arrow Financial Corp.	7,788	217

Atlantic Capital Bancshares, Inc. *	14,437	171

Atlantic Union Bankshares Corp.	48,336	1,059

Axos Financial, Inc. *	34,180	620

Banc of California, Inc.	28,521	228

BancFirst Corp.	11,214	374

Banco Latinoamericano de Comercio Exterior S.A., Class E	18,150	187

Bancorp (The), Inc. *	30,124	183

BancorpSouth Bank	59,857	1,132

Bank First Corp.	3,545	199

Bank of Commerce Holdings	10,144	80

Bank of Marin Bancorp	8,001	240

Bank of NT Butterfield & Son (The) Ltd.	32,930	561

Bank of Princeton (The)	3,356	78

Bank7 Corp.	2,324	18

BankFinancial Corp.	10,067	89

Bankwell Financial Group, Inc.	3,891	59

Banner Corp.	21,079	696

Bar Harbor Bankshares	10,069	174

Baycom Corp. *	7,139	86

BCB Bancorp, Inc.	8,160	87

Berkshire Hills Bancorp, Inc.	25,733	382

Bridge Bancorp, Inc.	9,937	210

Bridgewater Bancshares, Inc. *	12,673	124

Brookline Bancorp, Inc.	47,183	532

Bryn Mawr Bank Corp.	11,848	336

Business First Bancshares, Inc.	7,744	105

Byline Bancorp, Inc.	11,615	120

C&F Financial Corp.	1,933	77

Cadence BanCorp	75,239	493

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Banking – 10.1% – continued

Cambridge Bancorp	2,649	$138

Camden National Corp.	9,165	288

Capital Bancorp, Inc. *	4,642	58

Capital City Bank Group, Inc.	8,272	166

Capitol Federal Financial, Inc.	79,924	928

Capstar Financial Holdings, Inc.	10,545	104

Carolina Financial Corp.	14,144	366

Carter Bank & Trust	13,609	125

Cathay General Bancorp	46,254	1,062

CBTX, Inc.	11,298	201

CenterState Bank Corp.	72,975	1,257

Central Pacific Financial Corp.	16,969	270

Central Valley Community Bancorp	7,354	96

Century Bancorp, Inc., Class A	1,672	104

Chemung Financial Corp.	1,888	62

Citizens & Northern Corp.	7,426	149

City Holding Co.	9,658	643

Civista Bancshares, Inc.	9,477	142

CNB Financial Corp.	8,864	167

Coastal Financial Corp. *	5,226	55

Codorus Valley Bancorp, Inc.	6,286	101

Colony Bankcorp, Inc.	4,349	54

Columbia Banking System, Inc.	43,824	1,174

Community Bank System, Inc.	30,816	1,812

Community Financial (The) Corp.	2,863	63

Community Trust Bancorp, Inc.	9,271	295

ConnectOne Bancorp, Inc.	19,776	266

CrossFirst Bankshares, Inc. *	27,592	232

Customers Bancorp, Inc. *	17,624	193

CVB Financial Corp.	81,513	1,634

Dime Community Bancshares, Inc.	19,600	269

Eagle Bancorp, Inc.	19,758	597

Enterprise Bancorp, Inc.	4,943	133

Enterprise Financial Services Corp.	14,214	397

Equity Bancshares, Inc., Class A *	7,948	137

Esquire Financial Holdings, Inc. *	4,192	63

ESSA Bancorp, Inc.	5,674	77

Evans Bancorp, Inc.	3,107	76

Farmers & Merchants Bancorp, Inc.	5,824	151

Farmers National Banc Corp.	15,724	183

FB Financial Corp.	10,165	200

Fidelity D&D Bancorp, Inc.	1,830	93

Financial Institutions, Inc.	9,414	171

First Bancorp	17,658	408

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Banking – 10.1% – continued

First BanCorp (New York Exchange)	129,305	$688

First Bancorp, Inc.	6,081	134

First Bancshares (The), Inc.	10,331	197

First Bank/Hamilton NJ	9,715	67

First Busey Corp.	31,079	532

First Business Financial Services, Inc.	4,893	76

First Capital, Inc.	1,897	114

First Choice Bancorp	5,359	80

First Commonwealth Financial Corp.	58,904	538

First Community Bankshares, Inc.	10,857	253

First Defiance Financial Corp.	22,799	336

First Financial Bancorp	58,020	865

First Financial Bankshares, Inc.	79,197	2,126

First Financial Corp.	7,840	264

First Financial Northwest, Inc.	5,469	55

First Foundation, Inc.	24,062	246

First Guaranty Bancshares, Inc.	2,908	42

First Internet Bancorp	4,554	75

First Interstate BancSystem, Inc., Class A	22,735	656

First Merchants Corp.	32,179	852

First Mid Bancshares, Inc.	8,752	208

First Midwest Bancorp, Inc.	65,317	864

First Northwest Bancorp	5,264	57

First of Long Island (The) Corp.	14,417	250

Flagstar Bancorp, Inc.	20,890	414

Flushing Financial Corp.	14,887	199

FNCB Bancorp, Inc.	12,355	85

Franklin Financial Network, Inc.	7,356	150

Franklin Financial Services Corp.	2,456	67

FS Bancorp, Inc.	2,550	92

Fulton Financial Corp.	98,230	1,129

FVCBankcorp, Inc. *	8,300	111

German American Bancorp, Inc.	15,074	414

Glacier Bancorp, Inc.	52,885	1,798

Great Southern Bancorp, Inc.	6,608	267

Great Western Bancorp, Inc.	34,783	712

Greene County Bancorp, Inc.	1,789	42

Guaranty Bancshares, Inc.	4,505	104

Hancock Whitney Corp.	51,476	1,005

Hanmi Financial Corp.	16,881	183

HarborOne Bancorp, Inc. *	16,809	127

Hawthorn Bancshares, Inc.	3,466	64

HBT Financial, Inc.	4,847	51

Heartland Financial U.S.A., Inc.	21,374	646

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Banking – 10.1% – continued

Heritage Commerce Corp.	30,608	$235

Heritage Financial Corp.	22,520	450

Hilltop Holdings, Inc.	42,851	648

Hingham Institution for Savings	919	133

Home Bancorp, Inc.	4,114	100

Home BancShares, Inc.	94,302	1,131

HomeStreet, Inc.	12,811	285

HomeTrust Bancshares, Inc.	9,905	158

Hope Bancorp, Inc.	73,866	607

Horizon Bancorp, Inc.	22,422	221

Howard Bancorp, Inc. *	8,416	91

IBERIABANK Corp.	32,194	1,164

Independent Bank Corp.	20,355	1,310

Independent Bank Corp. (Berlin Exchange)	13,237	170

Independent Bank Group, Inc.	20,667	489

International Bancshares Corp.	33,595	903

Investar Holding Corp.	5,879	75

Investors Bancorp, Inc.	136,385	1,090

Kearny Financial Corp.	47,865	411

Lakeland Bancorp, Inc.	29,189	316

Lakeland Financial Corp.	14,836	545

LCNB Corp.	7,313	92

Level One Bancorp, Inc.	3,717	67

Live Oak Bancshares, Inc.	14,297	178

Luther Burbank Corp.	12,010	110

Macatawa Bank Corp.	15,374	109

Mackinac Financial Corp.	5,394	56

MainStreet Bancshares, Inc. *	4,709	79

Malvern Bancorp, Inc. *	4,443	54

Mercantile Bank Corp.	9,660	205

Merchants Bancorp	6,226	95

Meridian Bancorp, Inc.	29,074	326

Meta Financial Group, Inc.	19,860	431

Metrocity Bankshares, Inc.	8,678	102

Metropolitan Bank Holding Corp. *	4,378	118

Mid Penn Bancorp, Inc.	4,147	84

Midland States Bancorp, Inc.	11,882	208

MidWestOne Financial Group, Inc.	7,297	153

MutualFirst Financial, Inc.	3,504	99

MVB Financial Corp.	5,517	70

National Bank Holdings Corp., Class A	17,265	413

National Bankshares, Inc.	3,969	127

NBT Bancorp, Inc.	25,637	830

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Banking – 10.1% – continued

Nicolet Bankshares, Inc. *	5,896	$322

Northeast Bank	4,472	52

Northfield Bancorp, Inc.	26,452	296

Northrim BanCorp, Inc.	3,958	107

Northwest Bancshares, Inc.	59,891	693

Norwood Financial Corp.	3,697	99

Oak Valley Bancorp	3,882	61

OceanFirst Financial Corp.	33,073	526

OFG Bancorp	30,440	340

Ohio Valley Banc Corp.	2,423	73

Old National Bancorp	101,661	1,341

Old Second Bancorp, Inc.	17,977	124

OP Bancorp	9,476	71

Opus Bank	12,678	220

Origin Bancorp, Inc.	11,974	242

Orrstown Financial Services, Inc.	5,999	83

Pacific Mercantile Bancorp *	14,047	66

Pacific Premier Bancorp, Inc.	33,783	636

Park National Corp.	7,921	615

Parke Bancorp, Inc.	5,798	78

PCB Bancorp	7,249	71

PCSB Financial Corp.	8,668	121

Peapack Gladstone Financial Corp.	10,940	196

Penns Woods Bancorp, Inc.	4,014	98

Peoples Bancorp of North Carolina, Inc.	2,693	55

Peoples Bancorp, Inc.	10,290	228

Peoples Financial Services Corp.	4,269	170

People’s Utah Bancorp	8,601	167

Pioneer Bancorp, Inc. *	7,976	83

Preferred Bank	8,154	276

Premier Financial Bancorp, Inc.	7,638	95

Professional Holding Corp., Class A *	2,107	34

Provident Bancorp, Inc. *	4,670	40

Provident Financial Holdings, Inc.	3,421	52

Provident Financial Services, Inc.	36,361	468

Prudential Bancorp, Inc.	5,103	76

QCR Holdings, Inc.	8,508	230

RBB Bancorp	9,121	125

Red River Bancshares, Inc.	3,089	115

Reliant Bancorp, Inc.	7,537	85

Renasant Corp.	33,426	730

Republic Bancorp, Inc., Class A	5,569	184

Republic First Bancorp, Inc. *	19,999	44

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Banking – 10.1% – continued

Richmond Mutual Bancorporation, Inc. *	6,393	$65

Riverview Bancorp, Inc.	11,618	58

S&T Bancorp, Inc.	23,553	643

Sandy Spring Bancorp, Inc.	21,437	485

SB One Bancorp	4,162	71

Seacoast Banking Corp. of Florida *	31,518	577

Select Bancorp, Inc. *	10,586	81

ServisFirst Bancshares, Inc.	29,131	854

Shore Bancshares, Inc.	7,391	80

Sierra Bancorp	8,688	153

Silvergate Capital Corp., Class A *	3,359	32

Simmons First National Corp., Class A	58,194	1,071

SmartFinancial, Inc.	8,364	127

South Plains Financial, Inc.	5,548	86

South State Corp.	20,501	1,204

Southern First Bancshares, Inc. *	4,121	117

Southern Missouri Bancorp, Inc.	4,975	121

Southern National Bancorp of Virginia, Inc.	11,541	114

Southside Bancshares, Inc.	19,315	587

Spirit of Texas Bancshares, Inc. *	8,102	84

Sterling Bancorp, Inc.	9,921	43

Stock Yards Bancorp, Inc.	12,347	357

Summit Financial Group, Inc.	6,545	139

Territorial Bancorp, Inc.	4,551	112

Timberland Bancorp, Inc.	5,021	92

Tompkins Financial Corp.	8,728	627

Towne Bank	40,010	724

TriCo Bancshares	16,154	482

TriState Capital Holdings, Inc. *	15,419	149

Triumph Bancorp, Inc. *	13,672	355

TrustCo Bank Corp. NY	57,888	313

Trustmark Corp.	38,727	902

UMB Financial Corp.	26,937	1,249

Union Bankshares, Inc.	2,810	63

United Bankshares, Inc.	58,920	1,360

United Community Banks, Inc.	47,448	869

United Security Bancshares	8,001	51

Unity Bancorp, Inc.	5,112	60

Univest Financial Corp.	17,154	280

Valley National Bancorp	234,783	1,716

Veritex Holdings, Inc.	31,113	435

Washington Federal, Inc.	46,482	1,207

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Banking – 10.1% – continued

Washington Trust Bancorp, Inc.	9,767	$357

Waterstone Financial, Inc.	14,321	208

WesBanco, Inc.	39,910	946

West Bancorporation, Inc.	9,855	161

Westamerica Bancorporation	15,643	920

Western New England Bancorp, Inc.	16,124	109

WSFS Financial Corp.	30,466	759
		89,366

Biotechnology & Pharmaceuticals – 10.8%

89bio, Inc. *	1,729	44

Abeona Therapeutics, Inc. *	33,545	70

ACADIA Pharmaceuticals, Inc. *	67,985	2,872

Acceleron Pharma, Inc. *	27,291	2,453

AcelRx Pharmaceuticals, Inc. *	56,588	67

Acer Therapeutics, Inc. *	6,900	14

Acorda Therapeutics, Inc. *	38,635	36

Adamas Pharmaceuticals, Inc. *	20,209	58

ADMA Biologics, Inc. *	36,346	105

Aduro Biotech, Inc. *	35,970	99

Adverum Biotechnologies, Inc. *	38,291	374

Aeglea BioTherapeutics, Inc. *	18,895	88

Aerie Pharmaceuticals, Inc. *	26,776	361

Affimed N.V. *	43,488	69

Agenus, Inc. *	60,189	147

AgeX Therapeutics, Inc. *	5,527	5

Aimmune Therapeutics, Inc. *	27,585	398

Akcea Therapeutics, Inc. *	6,374	91

Akebia Therapeutics, Inc. *	71,491	542

Akero Therapeutics, Inc. *	5,796	123

Akorn, Inc. *	67,442	38

Albireo Pharma, Inc. *	7,859	129

Aldeyra Therapeutics, Inc. *	16,288	40

Alector, Inc. *	20,928	505

Allakos, Inc. *	11,886	529

Allogene Therapeutics, Inc. *	23,881	464

AMAG Pharmaceuticals, Inc. *	23,068	143

Amicus Therapeutics, Inc. *	154,266	1,425

Amneal Pharmaceuticals, Inc. *	71,408	248

Amphastar Pharmaceuticals, Inc. *	22,478	334

AnaptysBio, Inc. *	13,859	196

Anavex Life Sciences Corp. *	31,002	98

ANI Pharmaceuticals, Inc. *	5,501	224

Anika Therapeutics, Inc. *	8,061	233

Antares Pharma, Inc. *	101,126	239

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Biotechnology & Pharmaceuticals – 10.8% – continued

Apellis Pharmaceuticals, Inc. *	33,933	$909

Applied Therapeutics, Inc. *	4,863	159

Aprea Therapeutics, Inc. *	3,881	135

Arcus Biosciences, Inc. *	19,546	271

Arcutis Biotherapeutics, Inc. *	6,120	182

Ardelyx, Inc. *	37,521	213

Arena Pharmaceuticals, Inc. *	30,362	1,275

Arrowhead Pharmaceuticals, Inc. *	60,639	1,745

Arvinas, Inc. *	12,956	522

Assembly Biosciences, Inc. *	16,336	242

Assertio Therapeutics, Inc. *	15,196	10

Atara Biotherapeutics, Inc. *	32,202	274

Athenex, Inc. *	43,132	334

Athersys, Inc. *	73,126	219

Atreca, Inc., Class A *	10,118	167

Avid Bioservices, Inc. *	32,478	166

Avrobio, Inc. *	14,882	232

Axsome Therapeutics, Inc. *	16,345	962

Baudax Bio, Inc. *	4,842	12

Beam Therapeutics, Inc. *	7,265	131

Beyondspring, Inc. *	7,824	100

BioCryst Pharmaceuticals, Inc. *	90,900	182

BioDelivery Sciences International, Inc. *	52,285	198

Biohaven Pharmaceutical Holding Co. Ltd. *	25,774	877

BioSpecifics Technologies Corp. *	3,459	196

Bioxcel Therapeutics, Inc. *	3,942	88

Black Diamond Therapeutics, Inc. *	7,024	175

Blueprint Medicines Corp. *	32,378	1,893

Bridgebio Pharma, Inc. *	45,239	1,312

Cabaletta Bio, Inc. *	5,000	36

Calithera Biosciences, Inc. *	37,328	166

Cara Therapeutics, Inc. *	25,124	332

CASI Pharmaceuticals, Inc. *	36,417	74

Catalyst Pharmaceuticals, Inc. *	57,951	223

cbdMD, Inc. *	10,695	10

CEL-SCI Corp. *	20,168	233

Centogene N.V. *	1,261	25

Cerecor, Inc. *	15,494	38

Checkpoint Therapeutics, Inc. *	17,670	27

ChemoCentryx, Inc. *	24,607	989

Chiasma, Inc. *	24,740	90

Chimerix, Inc. *	24,405	35

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Biotechnology & Pharmaceuticals – 10.8% – continued

ChromaDex Corp. *	28,486	$93

Clovis Oncology, Inc. *	30,695	195

Coherus Biosciences, Inc. *	37,987	616

Collegium Pharmaceutical, Inc. *	19,303	315

Concert Pharmaceuticals, Inc. *	15,557	138

Constellation Pharmaceuticals, Inc. *	11,382	358

Corbus Pharmaceuticals Holdings, Inc. *	42,868	225

Corcept Therapeutics, Inc. *	58,586	697

CorMedix, Inc. *	17,020	61

Cortexyme, Inc. *	6,863	313

Crinetics Pharmaceuticals, Inc. *	7,974	117

Cue Biopharma, Inc. *	11,112	158

Cyclerion Therapeutics, Inc. *	17,053	45

Cymabay Therapeutics, Inc. *	36,254	54

Cytokinetics, Inc. *	34,913	412

CytomX Therapeutics, Inc. *	27,486	211

Deciphera Pharmaceuticals, Inc. *	12,683	522

Denali Therapeutics, Inc. *	31,595	553

Dicerna Pharmaceuticals, Inc. *	32,046	589

Dynavax Technologies Corp. *	50,902	180

Eagle Pharmaceuticals, Inc. *	5,480	252

Editas Medicine, Inc. *	30,973	614

Eidos Therapeutics, Inc. *	6,486	318

Eiger BioPharmaceuticals, Inc. *	16,928	115

Eloxx Pharmaceuticals, Inc. *	15,305	30

Emergent BioSolutions, Inc. *	27,911	1,615

Enanta Pharmaceuticals, Inc. *	11,203	576

Endo International PLC *	135,855	503

Enochian Biosciences, Inc. *	2,901	9

Epizyme, Inc. *	46,803	726

Esperion Therapeutics, Inc. *	15,006	473

Evelo Biosciences, Inc. *	9,928	37

Evolus, Inc. *	8,610	36

Exagen, Inc. *	1,867	30

EyePoint Pharmaceuticals, Inc. *	44,705	46

Fate Therapeutics, Inc. *	36,666	814

FibroGen, Inc. *	47,648	1,656

Five Prime Therapeutics, Inc. *	27,029	61

Flexion Therapeutics, Inc. *	20,535	162

Forty Seven, Inc. *	15,366	1,466

Frequency Therapeutics, Inc. *	3,425	61

Fulcrum Therapeutics, Inc. *	7,571	90

G1 Therapeutics, Inc. *	20,001	220

Galectin Therapeutics, Inc. *	28,927	57

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Biotechnology & Pharmaceuticals – 10.8% – continued

Geron Corp. *	126,191	$150

Global Blood Therapeutics, Inc. *	35,423	1,810

GlycoMimetics, Inc. *	24,423	56

Gossamer Bio, Inc. *	26,504	269

Gritstone Oncology, Inc. *	12,513	73

Halozyme Therapeutics, Inc. *	80,621	1,450

Harpoon Therapeutics, Inc. *	5,237	61

Heron Therapeutics, Inc. *	50,894	597

Heska Corp. *	4,402	243

Homology Medicines, Inc. *	14,248	221

Hookipa Pharma, Inc. *	6,614	55

IGM Biosciences, Inc. *	2,956	166

ImmunoGen, Inc. *	102,151	348

Immunomedics, Inc. *	114,333	1,541

Innoviva, Inc. *	36,914	434

Inovio Pharmaceuticals, Inc. *	57,728	429

Insmed, Inc. *	54,783	878

Intellia Therapeutics, Inc. *	23,172	283

Intercept Pharmaceuticals, Inc. *	15,008	945

Intersect ENT, Inc. *	18,418	218

Intra-Cellular Therapies, Inc. *	31,640	486

Iovance Biotherapeutics, Inc. *	71,060	2,127

Ironwood Pharmaceuticals, Inc. *	94,890	957

Jounce Therapeutics, Inc. *	9,436	45

Kadmon Holdings, Inc. *	94,023	394

Kala Pharmaceuticals, Inc. *	14,021	123

Kaleido Biosciences, Inc. *	6,696	41

KalVista Pharmaceuticals, Inc. *	8,430	64

Karuna Therapeutics, Inc. *	6,356	458

Karyopharm Therapeutics, Inc. *	36,248	696

Kezar Life Sciences, Inc. *	15,547	68

Kindred Biosciences, Inc. *	26,749	107

Kiniksa Pharmaceuticals Ltd., Class A *	8,525	132

Kodiak Sciences, Inc. *	17,002	811

Krystal Biotech, Inc. *	6,516	282

Kura Oncology, Inc. *	21,738	216

La Jolla Pharmaceutical Co. *	15,143	64

Lannett Co., Inc. *	20,595	143

Lexicon Pharmaceuticals, Inc. *	29,973	58

Lifevantage Corp. *	9,046	93

Ligand Pharmaceuticals, Inc. *	10,212	743

Lineage Cell Therapeutics, Inc. *	83,221	69

Liquidia Technologies, Inc. *	3,799	18

Livongo Health, Inc. *	31,070	886

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Biotechnology & Pharmaceuticals – 10.8% – continued

LogicBio Therapeutics, Inc. *	5,930	$29

MacroGenics, Inc. *	30,571	178

Madrigal Pharmaceuticals, Inc. ADR *	5,346	357

Magenta Therapeutics, Inc. *	9,564	60

Mallinckrodt PLC *	51,114	101

MannKind Corp. *	104,854	108

Marinus Pharmaceuticals, Inc. *	44,415	90

Marker Therapeutics, Inc. *	19,569	37

MediciNova, Inc. *	29,728	111

MEI Pharma, Inc. *	49,215	79

MeiraGTx Holdings PLC *	11,167	150

Menlo Therapeutics, Inc. *	23,760	64

Mersana Therapeutics, Inc. *	20,597	120

Millendo Therapeutics, Inc. *	6,781	36

Minerva Neurosciences, Inc. *	14,790	89

Mirati Therapeutics, Inc. *	17,997	1,383

Mirum Pharmaceuticals, Inc. *	3,608	51

Molecular Templates, Inc. *	12,294	163

Momenta Pharmaceuticals, Inc. *	68,749	1,870

Morphic Holding, Inc. *	6,338	93

Mustang Bio, Inc. *	20,103	54

MyoKardia, Inc. *	27,232	1,277

Nature’s Sunshine Products, Inc. *	6,316	51

Neon Therapeutics, Inc. *	11,236	30

NextCure, Inc. *	8,499	315

NGM Biopharmaceuticals, Inc. *	14,678	181

Novavax, Inc. *	19,349	263

Ocular Therapeutix, Inc. *	25,257	125

Odonate Therapeutics, Inc. *	5,587	154

Omeros Corp. *	29,805	398

Oncocyte Corp. *	15,523	38

Optinose, Inc. *	17,997	81

Organogenesis Holdings, Inc. *	7,608	25

Osmotica Pharmaceuticals PLC *	8,496	27

Oyster Point Pharma, Inc. *	3,391	119

Pacira BioSciences, Inc. *	25,048	840

Palatin Technologies, Inc. *	146,147	62

Paratek Pharmaceuticals, Inc. *	18,242	57

PDL BioPharma, Inc. *	64,885	183

Pfenex, Inc. *	17,954	158

PhaseBio Pharmaceuticals, Inc. *	10,381	34

Phathom Pharmaceuticals, Inc. *	6,311	163

Pieris Pharmaceuticals, Inc. *	33,424	76

PolarityTE, Inc. *	2,277	2

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Biotechnology & Pharmaceuticals – 10.8% – continued

Portola Pharmaceuticals, Inc. *	45,916	$327

Precigen, Inc. *	51,822	176

Prestige Consumer Healthcare, Inc. *	30,145	1,106

Prevail Therapeutics, Inc. *	8,180	100

Principia Biopharma, Inc. *	11,056	657

Progenics Pharmaceuticals, Inc. *	48,831	186

Protagonist Therapeutics, Inc. *	12,300	87

Prothena Corp. PLC *	24,351	261

PTC Therapeutics, Inc. *	36,487	1,628

Puma Biotechnology, Inc. *	17,146	145

Ra Pharmaceuticals, Inc. *	21,178	1,017

Radius Health, Inc. *	27,119	353

Reata Pharmaceuticals, Inc., Class A *	13,720	1,980

Recro Pharma, Inc. *	12,106	99

REGENXBIO, Inc. *	20,759	672

Replimune Group, Inc. *	8,376	84

resTORbio, Inc. *	11,095	11

Retrophin, Inc. *	25,387	370

Revance Therapeutics, Inc. *	30,937	458

REVOLUTION Medicines, Inc. *	8,367	183

Rhythm Pharmaceuticals, Inc. *	18,679	284

Rigel Pharmaceuticals, Inc. *	101,950	159

Rocket Pharmaceuticals, Inc. *	20,915	292

Rockwell Medical, Inc. *	41,226	85

Rubius Therapeutics, Inc. *	21,104	94

Sangamo Therapeutics, Inc. *	71,704	457

Satsuma Pharmaceuticals, Inc. *	2,540	55

Savara, Inc. *	17,142	36

Scholar Rock Holding Corp. *	10,614	129

Seres Therapeutics, Inc. *	22,353	80

SIGA Technologies, Inc. *	32,826	157

Solid Biosciences, Inc. *	10,074	24

Sorrento Therapeutics, Inc. *	75,981	140

Spectrum Pharmaceuticals, Inc. *	65,869	153

Spero Therapeutics, Inc. *	7,876	64

SpringWorks Therapeutics, Inc. *	6,244	169

Stemline Therapeutics, Inc. *	23,571	114

Stoke Therapeutics, Inc. *	10,137	232

Strongbridge Biopharma PLC *	14,057	27

Supernus Pharmaceuticals, Inc. *	30,627	551

Sutro Biopharma, Inc. *	7,857	80

Syndax Pharmaceuticals, Inc. *	14,516	159

Synlogic, Inc. *	14,852	26

Syros Pharmaceuticals, Inc. *	21,870	130

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Biotechnology & Pharmaceuticals – 10.8% – continued

TCR2 Therapeutics, Inc. *	8,459	$65

TG Therapeutics, Inc. *	51,978	511

TherapeuticsMD, Inc. *	144,887	154

Theravance Biopharma, Inc. *	29,022	671

Tocagen, Inc. *	20,000	24

Translate Bio, Inc. *	21,212	211

TransMedics Group, Inc. *	8,175	99

Tricida, Inc. *	13,463	296

Turning Point Therapeutics, Inc. *	16,679	745

Twist Bioscience Corp. *	15,816	484

Tyme Technologies, Inc. *	42,626	47

Ultragenyx Pharmaceutical, Inc. *	32,886	1,461

UNITY Biotechnology, Inc. *	19,273	112

UroGen Pharma Ltd. *	11,413	204

USANA Health Sciences, Inc. *	7,683	444

Vanda Pharmaceuticals, Inc. *	31,320	324

VBI Vaccines, Inc. *	101,246	96

Verrica Pharmaceuticals, Inc. *	9,311	102

Viela Bio, Inc. *	3,239	123

Viking Therapeutics, Inc. *	35,881	168

Vir Biotechnology, Inc. *	4,405	151

Voyager Therapeutics, Inc. *	15,641	143

WaVe Life Sciences Ltd. *	13,689	128

X4 Pharmaceuticals, Inc. *	10,108	101

XBiotech, Inc. *	7,599	81

Xencor, Inc. *	29,050	868

Xeris Pharmaceuticals, Inc. *	19,255	38

Y-mAbs Therapeutics, Inc. *	14,304	373

ZIOPHARM Oncology, Inc. *	109,118	267

Zogenix, Inc. *	26,365	652

Zynerba Pharmaceuticals, Inc. *	16,526	63
		96,132

Chemicals – 2.0%

AdvanSix, Inc. *	17,330	165

American Vanguard Corp.	17,082	247

Amyris, Inc. *	41,828	107

Balchem Corp.	19,550	1,930

Codexis, Inc. *	32,630	364

Ferro Corp. *	49,182	460

GCP Applied Technologies, Inc. *	33,518	597

H.B. Fuller Co.	31,023	866

Hawkins, Inc.	6,105	217

Haynes International, Inc.	6,893	142

Ingevity Corp. *	25,806	908

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Chemicals – 2.0% – continued

Innospec, Inc.	14,642	$1,018

Intrepid Potash, Inc. *	68,851	55

Koppers Holdings, Inc. *	11,589	143

Kraton Corp. *	17,689	143

Kronos Worldwide, Inc.	13,011	110

LSB Industries, Inc. *	5,619	12

Lydall, Inc. *	12,314	80

Marrone Bio Innovations, Inc. *	37,468	31

Materion Corp.	12,405	434

Minerals Technologies, Inc.	20,100	729

Oil-Dri Corp. of America	3,033	101

OMNOVA Solutions, Inc. *	26,914	273

Orion Engineered Carbons S.A.	37,402	279

PolyOne Corp.	54,452	1,033

PQ Group Holdings, Inc. *	22,797	249

Quaker Chemical Corp.	7,937	1,002

Rayonier Advanced Materials, Inc.	35,246	37

Rogers Corp. *	11,321	1,069

Sensient Technologies Corp.	25,734	1,120

Stepan Co.	12,299	1,088

Trecora Resources *	15,413	92

Trinseo S.A.	23,417	424

Tronox Holdings PLC, Class A	56,760	283

Valhi, Inc.	8,378	9

WD-40 Co.	8,443	1,696
		17,513

Commercial Services – 2.7%

ABM Industries, Inc.	40,289	981

Acacia Research Corp. *	26,114	58

AMN Healthcare Services, Inc. *	27,769	1,605

ASGN, Inc. *	31,256	1,104

Barrett Business Services, Inc.	4,272	169

BG Staffing, Inc.	6,512	49

Brady Corp., Class A	29,472	1,330

BrightView Holdings, Inc. *	18,779	208

Brink’s (The) Co.	30,499	1,587

CBIZ, Inc. *	30,856	645

Cimpress PLC *	11,272	600

Collectors Universe, Inc.	4,694	74

CorVel Corp. *	5,205	284

CRA International, Inc.	4,870	163

Cross Country Healthcare, Inc. *	21,506	145

Deluxe Corp.	26,201	679

Emerald Holding, Inc.	17,851	46

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Commercial Services – 2.7% – continued

Ennis, Inc.	15,816	$297

Forrester Research, Inc. *	6,174	180

Franklin Covey Co. *	6,031	94

FTI Consulting, Inc. *	22,627	2,710

GP Strategies Corp. *	9,233	60

Hackett Group (The), Inc.	14,758	188

Healthcare Services Group, Inc.	44,915	1,074

Heidrick & Struggles International, Inc.	11,705	263

HMS Holdings Corp. *	53,228	1,345

Huron Consulting Group, Inc. *	13,630	618

Information Services Group, Inc. *	25,765	66

Insperity, Inc.	22,025	822

Kelly Services, Inc., Class A	19,415	246

Kforce, Inc.	11,621	297

Korn Ferry	32,888	800

National Research Corp.	7,049	321

NV5 Global, Inc. *	6,494	268

PRGX Global, Inc. *	17,137	48

Quad/Graphics, Inc.	21,176	53

R.R. Donnelley & Sons Co.	51,004	49

R1 RCM, Inc. *	64,799	589

Resources Connection, Inc.	18,403	202

ShotSpotter, Inc. *	4,486	123

SP Plus Corp. *	13,863	288

TriNet Group, Inc. *	26,312	991

TrueBlue, Inc. *	24,235	309

UniFirst Corp.	9,153	1,383

Vectrus, Inc. *	6,779	281

Viad Corp.	11,765	250

Willdan Group, Inc. *	6,576	141
		24,083

Construction Materials – 1.1%

Advanced Drainage Systems, Inc.	25,665	756

Apogee Enterprises, Inc.	16,091	335

Boise Cascade Co.	23,440	557

Forterra, Inc. *	13,414	80

Louisiana-Pacific Corp.	68,582	1,178

Simpson Manufacturing Co., Inc.	27,029	1,675

Summit Materials, Inc., Class A *	68,778	1,032

Trex Co., Inc. *	35,389	2,836

United States Lime & Minerals, Inc. *	1,164	86

Universal Forest Products, Inc.	35,976	1,338

US Concrete, Inc. *	9,975	181
		10,054

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Consumer Products – 2.5%

22nd Century Group, Inc. *	74,232	$56

Alico, Inc.	2,916	91

B&G Foods, Inc.	38,368	694

BellRing Brands, Inc., Class A *	24,872	424

Boston Beer (The) Co., Inc., Class A *	5,037	1,851

Bridgford Foods Corp. *	1,862	43

Cadiz, Inc. *	7,298	85

Cal-Maine Foods, Inc.	18,716	823

Celsius Holdings, Inc. *	18,149	76

Central Garden & Pet Co. *	5,622	155

Central Garden & Pet Co., Class A *	24,633	630

Clearwater Paper Corp. *	9,249	202

Coca-Cola Consolidated, Inc.	2,891	603

Craft Brew Alliance, Inc. *	8,377	125

Darling Ingredients, Inc. *	100,292	1,923

Edgewell Personal Care Co. *	32,615	785

elf Beauty, Inc. *	15,792	155

Farmer Brothers Co. *	7,646	53

Fresh Del Monte Produce, Inc.	18,373	507

Helen of Troy Ltd. *	15,320	2,207

Hostess Brands, Inc. *	73,137	780

Inter Parfums, Inc.	10,572	490

J&J Snack Foods Corp.	9,121	1,104

John B. Sanfilippo & Son, Inc.	5,155	461

Lancaster Colony Corp.	11,604	1,678

Landec Corp. *	14,192	123

Limoneira Co.	8,429	110

MGP Ingredients, Inc.	7,346	198

Nathan’s Famous, Inc.	1,848	113

National Beverage Corp. *	6,938	296

New Age Beverages Corp. *	54,162	75

Phibro Animal Health Corp., Class A	12,203	295

Pyxus International, Inc. *	6,092	19

Quanex Building Products Corp.	20,573	207

Revlon, Inc., Class A *	4,985	54

Sanderson Farms, Inc.	12,162	1,500

Seneca Foods Corp., Class A *	3,765	150

Simply Good Foods (The) Co. *	50,882	980

Tejon Ranch Co. *	12,400	174

Tootsie Roll Industries, Inc.	9,878	355

Turning Point Brands, Inc.	4,300	91

Universal Corp.	14,452	639

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Consumer Products – 2.5% – continued

Vector Group Ltd.	68,323	$644

Youngevity International, Inc. *	8,956	6
		22,030

Consumer Services – 1.1%

Aaron’s, Inc.	41,033	935

Adtalem Global Education, Inc. *	31,135	834

American Public Education, Inc. *	9,213	220

Carriage Services, Inc.	9,896	160

Chegg, Inc. *	71,997	2,576

K12, Inc. *	23,631	446

Laureate Education, Inc., Class A *	68,781	723

Medifast, Inc.	6,611	413

Perdoceo Education Corp. *	40,418	436

Regis Corp. *	13,144	78

Rent-A-Center, Inc.	29,223	413

Rosetta Stone, Inc. *	13,343	187

Strategic Education, Inc.	12,956	1,811

WW International, Inc. *	28,858	488
		9,720

Containers & Packaging – 0.2%

Greif, Inc., Class A	15,834	492

Greif, Inc., Class B	3,850	154

Matthews International Corp., Class A	19,155	464

Myers Industries, Inc.	21,293	229

TriMas Corp. *	27,235	629

UFP Technologies, Inc. *	3,988	152
		2,120

Design, Manufacturing & Distribution – 0.7%

Benchmark Electronics, Inc.	22,615	452

Fabrinet *	22,381	1,221

Plexus Corp. *	17,545	957

Sanmina Corp. *	41,130	1,122

Tech Data Corp. *	21,410	2,802
		6,554

Distributors - Consumer Staples – 0.5%

Andersons (The), Inc.	19,551	367

Calavo Growers, Inc.	9,939	573

Chefs’ Warehouse (The), Inc. *	15,330	154

Core-Mark Holding Co., Inc.	28,004	800

HF Foods Group, Inc. *	12,944	109

Performance Food Group Co. *	68,957	1,705

United Natural Foods, Inc. *	31,259	287
		3,995

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Distributors - Discretionary – 0.2%

ePlus, Inc. *	8,228	$515

G-III Apparel Group Ltd. *	28,045	216

PC Connection, Inc.	6,889	284

ScanSource, Inc. *	16,140	345

Veritiv Corp. *	6,094	48
		1,408

Electrical Equipment – 2.2%

AAON, Inc.	25,080	1,212

Advanced Energy Industries, Inc. *	23,240	1,127

Alarm.com Holdings, Inc. *	22,551	877

Allied Motion Technologies, Inc.	3,149	75

Argan, Inc.	8,645	299

Atkore International Group, Inc. *	28,146	593

Badger Meter, Inc.	17,558	941

Bel Fuse, Inc., Class B	7,129	69

Belden, Inc.	24,082	869

Bloom Energy Corp., Class A *	33,607	176

Chase Corp.	4,460	367

CompX International, Inc.	879	13

Energous Corp. *	4,160	3

FARO Technologies, Inc. *	10,825	482

Generac Holdings, Inc. *	36,930	3,441

IntriCon Corp. *	4,088	48

Itron, Inc. *	20,889	1,166

KEMET Corp.	35,032	846

Kimball Electronics, Inc. *	15,719	172

Mesa Laboratories, Inc.	2,397	542

Napco Security Technologies, Inc. *	7,243	110

NL Industries, Inc.	6,041	18

nLight, Inc. *	19,232	202

Novanta, Inc. *	20,537	1,641

OSI Systems, Inc. *	10,365	714

Powell Industries, Inc.	5,497	141

Preformed Line Products Co.	2,218	111

SMART Global Holdings, Inc. *	8,366	203

SPX Corp. *	26,386	861

Stoneridge, Inc. *	15,827	265

Transcat, Inc. *	3,996	106

Watts Water Technologies, Inc., Class A	16,558	1,402

Wrap Technologies, Inc. *	8,475	36
		19,128

Engineering & Construction Services – 1.7%

Aegion Corp. *	19,042	342

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Engineering & Construction Services – 1.7% – continued

Arcosa, Inc.	29,688	$1,180

Comfort Systems U.S.A., Inc.	22,440	820

Concrete Pumping Holdings, Inc. *	14,460	41

Construction Partners, Inc., Class A *	11,328	191

Dycom Industries, Inc. *	17,926	460

EMCOR Group, Inc.	33,648	2,063

Exponent, Inc.	31,712	2,280

Granite Construction, Inc.	28,025	426

Great Lakes Dredge & Dock Corp. *	37,412	311

IES Holdings, Inc. *	4,838	85

Installed Building Products, Inc. *	13,782	550

Iteris, Inc. *	26,532	85

KBR, Inc.	85,796	1,774

Kratos Defense & Security Solutions, Inc. *	55,508	768

MasTec, Inc. *	36,560	1,197

Mistras Group, Inc. *	12,999	55

MYR Group, Inc. *	10,016	262

Primoris Services Corp.	27,320	434

Sterling Construction Co., Inc. *	16,134	153

TopBuild Corp. *	20,062	1,437

Tutor Perini Corp. *	22,440	151

VSE Corp.	5,416	89

WillScot Corp. *	32,159	326
		15,480

Forest & Paper Products – 0.2%

Neenah, Inc.	9,809	423

P.H. Glatfelter Co.	26,210	320

Schweitzer-Mauduit International, Inc.	18,613	518

Verso Corp., Class A *	22,300	252
		1,513

Gaming, Lodging & Restaurants – 2.0%

BBX Capital Corp.	47,299	109

Biglari Holdings, Inc., Class B *	682	35

BJ’s Restaurants, Inc.	10,840	151

Bloomin’ Brands, Inc.	53,396	381

Bluegreen Vacations Corp.	132	1

Boyd Gaming Corp.	49,228	710

Brinker International, Inc.	23,087	277

Cannae Holdings, Inc. *	44,272	1,483

Carrols Restaurant Group, Inc. *	25,215	46

Century Casinos, Inc. *	14,726	36

Cheesecake Factory (The), Inc.	25,639	438

Churchill Downs, Inc.	21,206	2,183

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Gaming, Lodging & Restaurants – 2.0% – continued

Chuy’s Holdings, Inc. *	10,405	$105

Cracker Barrel Old Country Store, Inc.	14,578	1,213

Dave & Buster’s Entertainment, Inc.	17,945	235

Del Taco Restaurants, Inc. *	14,094	48

Denny’s Corp. *	34,683	266

Dine Brands Global, Inc.	10,108	290

El Pollo Loco Holdings, Inc. *	13,987	118

Eldorado Resorts, Inc. *	40,400	582

Everi Holdings, Inc. *	42,258	139

Fiesta Restaurant Group, Inc. *	9,296	37

Golden Entertainment, Inc. *	12,352	82

J. Alexander’s Holdings, Inc. *	9,273	36

Jack in the Box, Inc.	13,426	471

Kura Sushi U.S.A., Inc., Class A *	2,430	29

Lindblad Expeditions Holdings, Inc. *	14,484	60

Marriott Vacations Worldwide Corp.	25,102	1,395

Monarch Casino & Resort, Inc. *	6,781	190

Noodles & Co. *	17,200	81

Papa John’s International, Inc.	13,600	726

Penn National Gaming, Inc. *	67,513	854

Potbelly Corp. *	18,216	56

Red Lion Hotels Corp. *	17,406	25

Red Robin Gourmet Burgers, Inc. *	9,369	80

Red Rock Resorts, Inc., Class A	42,020	359

Ruth’s Hospitality Group, Inc.	17,511	117

Scientific Games Corp. *	32,306	313

Shake Shack, Inc., Class A *	17,749	670

St. Joe (The) Co. *	20,362	342

Target Hospitality Corp. *	23,848	47

Texas Roadhouse, Inc.	40,460	1,671

Twin River Worldwide Holdings, Inc.	12,262	160

Waitr Holdings, Inc. *	33,437	41

Wingstop, Inc.	18,012	1,436
		18,124

Hardware – 2.1%

3D Systems Corp. *	70,926	547

A10 Networks, Inc. *	29,076	181

Acacia Communications, Inc. *	23,010	1,546

ADTRAN, Inc.	26,890	206

Airgain, Inc. *	6,454	48

Akoustis Technologies, Inc. *	18,137	97

Anterix, Inc. *	6,769	309

Applied Optoelectronics, Inc. *	9,434	72

Arlo Technologies, Inc. *	53,388	130

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Hardware – 2.1% – continued

AstroNova, Inc.	3,989	$31

CalAmp Corp. *	17,276	78

Casa Systems, Inc. *	24,595	86

Clearfield, Inc. *	8,089	96

Comtech Telecommunications Corp.	14,701	195

Cubic Corp.	19,201	793

Daktronics, Inc.	22,337	110

DASAN Zhone Solutions, Inc. *	3,466	14

Diebold Nixdorf, Inc. *	45,811	161

Digimarc Corp. *	7,048	92

Extreme Networks, Inc. *	74,213	229

Fitbit, Inc., Class A *	139,488	929

GoPro, Inc., Class A *	73,550	193

Harmonic, Inc. *	54,379	313

Infinera Corp. *	109,235	579

Inseego Corp. *	25,122	156

Inspired Entertainment, Inc. *	6,389	22

InterDigital, Inc.	18,576	829

Knowles Corp. *	49,618	664

Lumentum Holdings, Inc. *	45,347	3,342

Maxar Technologies, Inc.	35,737	382

NETGEAR, Inc. *	17,362	397

NetScout Systems, Inc. *	42,336	1,002

PAR Technology Corp. *	6,637	85

Pitney Bowes, Inc.	98,657	201

Plantronics, Inc.	21,127	212

PlayAGS, Inc. *	19,214	51

Ribbon Communications, Inc. *	35,967	109

Sonos, Inc. *	47,986	407

Stratasys Ltd. *	31,851	508

TESSCO Technologies, Inc.	4,661	23

TTM Technologies, Inc. *	58,515	605

Universal Electronics, Inc. *	8,277	318

Viavi Solutions, Inc. *	140,887	1,579

Vicor Corp. *	10,458	466

Vishay Precision Group, Inc. *	6,213	125

Vocera Communications, Inc. *	18,730	398

ZAGG, Inc. *	20,257	63
		18,979

Health Care Facilities & Services – 3.4%

Addus HomeCare Corp. *	7,580	512

Amedisys, Inc. *	18,983	3,484

American Renal Associates Holdings, Inc. *	9,290	61

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Health Care Facilities & Services – 3.4% – continued

Apollo Medical Holdings, Inc. *	4,704	$61

Avalon GloboCare Corp. *	15,652	24

Brookdale Senior Living, Inc. *	115,354	360

Catasys, Inc. *	5,205	79

Cellular Biomedicine Group, Inc. *	6,296	100

Community Health Systems, Inc. *	50,327	168

Ensign Group (The), Inc.	30,527	1,148

Enzo Biochem, Inc. *	31,868	81

Evofem Biosciences, Inc. *	10,218	54

Genesis Healthcare, Inc. *	57,916	49

Hanger, Inc. *	22,695	354

HealthEquity, Inc. *	41,831	2,116

Independence Holding Co.	2,904	74

Invitae Corp. *	51,475	704

Joint (The) Corp. *	7,653	83

LHC Group, Inc. *	18,151	2,545

Magellan Health, Inc. *	13,564	653

Medpace Holdings, Inc. *	16,884	1,239

National HealthCare Corp.	7,365	528

NeoGenomics, Inc. *	57,330	1,583

Neuronetics, Inc. *	3,913	7

OPKO Health, Inc. *	230,839	309

Option Care Health, Inc. *	17,121	162

Owens & Minor, Inc.	37,195	340

Patterson Cos., Inc.	50,041	765

Pennant Group (The), Inc. *	15,013	213

Personalis, Inc. *	13,459	109

Progyny, Inc. *	6,484	137

Providence Service (The) Corp. *	7,238	397

RadNet, Inc. *	26,078	274

Select Medical Holdings Corp. *	67,295	1,010

SI-BONE, Inc. *	11,612	139

Surgery Partners, Inc. *	17,356	113

Syneos Health, Inc. *	38,075	1,501

Teladoc Health, Inc. *	43,726	6,778

Tenet Healthcare Corp. *	63,047	908

Tivity Health, Inc. *	25,727	162

Triple-S Management Corp., Class B *	13,102	185

U.S. Physical Therapy, Inc.	7,585	523

Vapotherm, Inc. *	8,329	157
		30,249

Home & Office Products – 1.8%

ACCO Brands Corp.	58,131	294

American Woodmark Corp. *	10,252	467

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Home & Office Products – 1.8% – continued

Armstrong Flooring, Inc. *	19,145	$27

Beazer Homes U.S.A., Inc. *	19,831	128

Caesarstone Ltd.	13,569	143

Cavco Industries, Inc. *	5,290	767

Century Communities, Inc. *	18,678	271

Cornerstone Building Brands, Inc. *	23,716	108

Flexsteel Industries, Inc.	5,983	66

Forestar Group, Inc. *	10,314	107

Green Brick Partners, Inc. *	15,197	122

Griffon Corp.	21,962	278

Hamilton Beach Brands Holding Co., Class A	4,743	45

Herman Miller, Inc.	35,336	784

HNI Corp.	25,906	653

Hooker Furniture Corp.	6,203	97

Interface, Inc.	35,974	272

iRobot Corp. *	16,409	671

JELD-WEN Holding, Inc. *	41,535	404

KB Home	51,889	939

Kimball International, Inc., Class B	21,357	254

Knoll, Inc.	29,511	305

LGI Homes, Inc. *	11,994	542

Lifetime Brands, Inc.	8,566	48

M/I Homes, Inc. *	16,059	265

Masonite International Corp. *	15,266	724

MDC Holdings, Inc.	29,805	692

Meritage Homes Corp. *	21,797	796

MSA Safety, Inc.	21,337	2,159

Patrick Industries, Inc.	14,006	394

PGT Innovations, Inc. *	35,776	300

Purple Innovation, Inc. *	2,699	15

Select Interior Concepts, Inc., Class A *	12,539	26

Skyline Champion Corp. *	30,902	485

Steelcase, Inc., Class A	53,276	526

Taylor Morrison Home Corp. *	79,328	873

TRI Pointe Group, Inc. *	85,898	753

Tupperware Brands Corp.	30,876	50
		15,850

Industrial Services – 0.8%

Anixter International, Inc. *	18,642	1,638

Applied Industrial Technologies, Inc.	23,266	1,064

CAI International, Inc. *	10,266	145

DXP Enterprises, Inc. *	10,064	123

EVI Industries, Inc. *	3,056	48

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Industrial Services – 0.8% – continued

H&E Equipment Services, Inc.	19,402	$285

Harsco Corp. *	49,116	342

Herc Holdings, Inc. *	14,773	302

SiteOne Landscape Supply, Inc. *	24,931	1,836

Systemax, Inc.	7,031	125

Team, Inc. *	14,662	95

Textainer Group Holdings Ltd. *	32,090	264

Titan Machinery, Inc. *	9,476	82

Triton International Ltd.	33,299	862
		7,211

Institutional Financial Services – 0.4%

Amerant Bancorp, Inc. *	11,181	172

Cowen, Inc., Class A	17,541	169

Greenhill & Co., Inc.	8,245	81

Houlihan Lokey, Inc.	25,995	1,355

INTL. FCStone, Inc. *	9,598	348

Moelis & Co., Class A	29,151	819

Piper Sandler Cos.	8,305	420

PJT Partners, Inc., Class A	13,961	606
		3,970

Insurance – 3.0%

Ambac Financial Group, Inc. *	28,931	357

American Equity Investment Life Holding Co.	55,811	1,049

AMERISAFE, Inc.	11,757	758

Argo Group International Holdings Ltd.	19,962	740

Benefytt Technologies, Inc. *	5,483	123

BRP Group, Inc., Class A *	10,661	112

Citizens, Inc. *	27,944	182

CNO Financial Group, Inc.	89,968	1,115

Crawford & Co., Class A	10,664	77

Donegal Group, Inc., Class A	6,033	92

eHealth, Inc. *	13,956	1,965

Employers Holdings, Inc.	18,909	766

Enstar Group Ltd. *	6,900	1,097

FBL Financial Group, Inc., Class A	5,683	265

FedNat Holding Co.	8,339	96

FGL Holdings	88,955	872

Genworth Financial, Inc., Class A *	304,255	1,010

Global Indemnity Ltd.	4,815	123

Goosehead Insurance, Inc., Class A	6,882	307

Greenlight Capital Re Ltd., Class A *	16,067	96

GWG Holdings, Inc. *	1,314	13

Hallmark Financial Services, Inc. *	8,295	33

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Insurance – 3.0% – continued

HCI Group, Inc.	3,472	$140

Heritage Insurance Holdings, Inc.	15,153	162

Horace Mann Educators Corp.	24,887	911

James River Group Holdings Ltd.	17,789	645

Kinsale Capital Group, Inc.	12,422	1,298

MBIA, Inc. *	47,588	340

National General Holdings Corp.	40,938	678

National Western Life Group, Inc., Class A	1,373	236

NI Holdings, Inc. *	5,597	76

NMI Holdings, Inc., Class A *	40,037	465

Palomar Holdings, Inc. *	11,330	659

ProAssurance Corp.	32,545	814

ProSight Global, Inc. *	6,582	64

Protective Insurance Corp., Class B	4,043	56

Radian Group, Inc.	123,322	1,597

RLI Corp.	24,390	2,145

Safety Insurance Group, Inc.	8,940	755

Selective Insurance Group, Inc.	35,343	1,757

State Auto Financial Corp.	10,271	285

Third Point Reinsurance Ltd. *	44,600	330

Tiptree, Inc.	14,967	78

Trupanion, Inc. *	16,951	441

United Fire Group, Inc.	13,283	433

United Insurance Holdings Corp.	10,979	101

Universal Insurance Holdings, Inc.	18,239	327

Watford Holdings Ltd. *	10,119	148
		26,189

Iron & Steel – 0.6%

Allegheny Technologies, Inc. *	77,610	660

Carpenter Technology Corp.	28,768	561

Cleveland-Cliffs, Inc.	240,414	950

Commercial Metals Co.	72,684	1,148

Northwest Pipe Co. *	6,059	135

Olympic Steel, Inc.	6,661	69

Ryerson Holding Corp. *	11,685	62

Schnitzer Steel Industries, Inc., Class A	16,521	215

SunCoke Energy, Inc.	47,732	184

Synalloy Corp. *	6,005	52

TimkenSteel Corp. *	28,702	93

Warrior Met Coal, Inc.	31,110	330

Worthington Industries, Inc.	23,694	622
		5,081

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Leisure Products – 0.6%

Acushnet Holdings Corp.	21,303	$548

Callaway Golf Co.	58,145	594

Camping World Holdings, Inc., Class A	18,839	107

Clarus Corp.	15,429	151

Escalade, Inc.	7,554	45

Fox Factory Holding Corp. *	23,086	970

Funko, Inc., Class A *	11,787	47

Johnson Outdoors, Inc., Class A	3,180	199

LCI Industries	14,692	982

Malibu Boats, Inc., Class A *	11,870	342

Marine Products Corp.	5,335	43

MasterCraft Boat Holdings, Inc. *	13,295	97

Vista Outdoor, Inc. *	33,552	295

Winnebago Industries, Inc.	18,734	521

YETI Holdings, Inc. *	33,678	658
		5,599

Machinery – 2.1%

Alamo Group, Inc.	5,873	521

Albany International Corp., Class A	18,570	879

Altra Industrial Motion Corp.	39,627	693

Astec Industries, Inc.	13,425	469

Briggs & Stratton Corp.	29,437	53

Cactus, Inc., Class A	29,922	347

CIRCOR International, Inc. *	10,561	123

Columbus McKinnon Corp.	14,075	352

CSW Industrials, Inc.	8,953	581

Douglas Dynamics, Inc.	13,485	479

Enerpac Tool Group Corp.	32,598	539

Federal Signal Corp.	35,987	982

Franklin Electric Co., Inc.	27,853	1,313

Gencor Industries, Inc. *	4,303	45

Gorman-Rupp (The) Co.	10,603	331

Graham Corp.	4,935	64

Helios Technologies, Inc.	17,947	680

Hillenbrand, Inc.	44,878	858

Hurco Cos., Inc.	3,820	111

Hyster-Yale Materials Handling, Inc.	6,283	252

Ichor Holdings Ltd. *	13,659	262

John Bean Technologies Corp.	18,960	1,408

Kadant, Inc.	6,453	482

Kennametal, Inc.	48,544	904

Lindsay Corp.	6,700	614

Luxfer Holdings PLC	16,268	230

Manitowoc (The) Co., Inc. *	21,284	181

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Machinery – 2.1% – continued

MTS Systems Corp.	10,819	$243

Mueller Water Products, Inc., Class A	94,773	759

NN, Inc.	20,321	35

Rexnord Corp.	64,826	1,470

SPX FLOW, Inc. *	25,571	727

Standex International Corp.	7,554	370

Tennant Co.	10,815	627

Terex Corp.	38,918	559

Titan International, Inc.	25,388	39

Twin Disc, Inc. *	7,451	52

Welbilt, Inc.*	78,788	404
		19,038

Manufactured Goods – 0.8%

AZZ, Inc.	16,345	460

Chart Industries, Inc. *	22,299	646

Eastern (The) Co.	3,233	63

EnPro Industries, Inc.	12,554	497

Gibraltar Industries, Inc. *	19,549	839

Insteel Industries, Inc.	10,168	135

Lawson Products, Inc. *	2,450	66

LB Foster Co., Class A *	7,228	89

Mayville Engineering Co., Inc. *	4,554	28

Mueller Industries, Inc.	33,458	801

Omega Flex, Inc.	1,698	143

Park-Ohio Holdings Corp.	6,288	119

Proto Labs, Inc. *	16,153	1,230

Raven Industries, Inc.	21,905	465

RBC Bearings, Inc. *	14,871	1,677

Tredegar Corp.	15,669	245
		7,503

Media – 1.5%

Boingo Wireless, Inc. *	25,383	269

Boston Omaha Corp., Class A *	5,996	109

Cardlytics, Inc. *	8,284	290

Cargurus, Inc. *	45,277	858

Cars.com, Inc. *	39,978	172

Central European Media Enterprises Ltd., Class A *	48,695	152

Clear Channel Outdoor Holdings, Inc. *	35,289	23

Cumulus Media, Inc., Class A *	10,390	56

DHI Group, Inc. *	30,778	67

Endurance International Group Holdings, Inc. *	53,078	102

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Media – 1.5% – continued

Entercom Communications Corp., Class A	70,680	$121

Entravision Communications Corp., Class A	43,830	89

Eros International PLC *	43,839	72

Eventbrite, Inc., Class A *	21,870	160

EverQuote, Inc., Class A *	5,441	143

EW Scripps (The) Co., Class A	34,394	259

Fluent, Inc. *	18,270	21

Gannett Co., Inc.	78,538	116

Gray Television, Inc. *	55,883	600

Groupon, Inc. *	282,325	277

HealthStream, Inc. *	15,865	380

Hemisphere Media Group, Inc. *	10,177	87

Houghton Mifflin Harcourt Co.*	62,457	117

IMAX Corp. *	31,484	285

Leaf Group Ltd. *	7,048	9

Lee Enterprises, Inc. *	38,667	38

Liberty Latin America Ltd., Class A *	29,262	308

Liberty Latin America Ltd., Class C *	66,472	682

Liberty TripAdvisor Holdings, Inc., Class A *	40,526	73

LiveXLive Media, Inc. *	27,928	44

Marchex, Inc., Class B *	25,923	38

MDC Partners, Inc., Class A *	33,162	48

Meet Group (The), Inc. *	40,344	237

Meredith Corp.	23,515	287

MSG Networks, Inc., Class A *	26,593	271

National CineMedia, Inc.	34,082	111

QuinStreet, Inc. *	27,395	221

Quotient Technology, Inc. *	47,747	310

Rubicon Project (The), Inc. *	29,464	164

Saga Communications, Inc., Class A	2,271	62

Scholastic Corp.	17,775	453

SharpSpring, Inc. *	7,385	45

Shutterstock, Inc.	11,559	372

Stamps.com, Inc. *	10,023	1,304

TechTarget, Inc. *	13,602	280

TEGNA, Inc.	132,058	1,434

Telaria, Inc. *	26,670	160

Travelzoo *	3,797	15

Tribune Publishing Co.	12,648	103

TrueCar, Inc. *	65,402	158

Tucows, Inc., Class A*	5,925	286

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Media – 1.5% – continued

Upwork, Inc. *	35,553	$229

WideOpenWest, Inc. *	17,793	85

Yelp, Inc. *	42,227	761
		13,413

Medical Equipment & Devices – 5.5%

Accelerate Diagnostics, Inc. *	14,284	119

Accuray, Inc. *	62,739	119

Alphatec Holdings, Inc. *	27,569	95

AngioDynamics, Inc. *	23,800	248

Apyx Medical Corp. *	16,695	60

AtriCure, Inc. *	23,116	776

Atrion Corp.	862	560

Avanos Medical, Inc. *	29,065	783

Axogen, Inc. *	20,099	209

Axonics Modulation Technologies, Inc. *	11,126	283

BioLife Solutions, Inc. *	4,872	46

BioSig Technologies, Inc. *	11,315	47

BioTelemetry, Inc. *	19,707	759

Cardiovascular Systems, Inc. *	20,881	735

CareDx, Inc. *	25,365	554

Castle Biosciences, Inc. *	5,756	172

Celcuity, Inc. *	4,249	28

Cerus Corp. *	90,408	420

Conformis, Inc. *	46,683	29

CONMED Corp.	16,480	944

CryoLife, Inc. *	22,651	383

Cutera, Inc. *	8,474	111

CytoSorbents Corp. *	22,111	171

Fluidigm Corp. *	30,720	78

GenMark Diagnostics, Inc. *	30,894	127

Glaukos Corp. *	23,235	717

Globus Medical, Inc., Class A *	46,356	1,972

Haemonetics Corp. *	30,586	3,048

Inogen, Inc. *	11,093	573

Inspire Medical Systems, Inc. *	8,017	483

Integer Holdings Corp. *	19,897	1,251

Invacare Corp.	21,285	158

iRadimed Corp. *	3,249	69

iRhythm Technologies, Inc. *	16,003	1,302

Lantheus Holdings, Inc. *	21,796	278

LeMaitre Vascular, Inc.	9,739	243

LivaNova PLC *	29,108	1,317

Luminex Corp.	26,002	716

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Medical Equipment & Devices – 5.5% – continued

Meridian Bioscience, Inc. *	25,792	$217

Merit Medical Systems, Inc. *	32,503	1,016

Misonix, Inc. *	5,062	48

Myriad Genetics, Inc. *	43,008	615

NanoString Technologies, Inc. *	20,905	503

Natera, Inc. *	37,488	1,119

Natus Medical, Inc. *	20,722	479

Neogen Corp. *	31,246	2,093

Nevro Corp. *	18,190	1,819

Novocure Ltd. *	52,399	3,529

NuVasive, Inc. *	31,713	1,607

OraSure Technologies, Inc. *	36,877	397

Orthofix Medical, Inc. *	11,286	316

OrthoPediatrics Corp. *	6,250	248

Pacific Biosciences of California, Inc. *	80,212	245

Precision BioSciences, Inc. *	21,782	131

Pulse Biosciences, Inc. *	8,121	58

Quanterix Corp. *	7,230	133

Quidel Corp. *	21,690	2,122

Repligen Corp. *	31,593	3,050

RTI Surgical Holdings, Inc. *	29,750	51

SeaSpine Holdings Corp. *	11,454	94

Senseonics Holdings, Inc. *	87,024	55

Shockwave Medical, Inc. *	15,213	505

Sientra, Inc. *	27,840	55

Silk Road Medical, Inc. *	9,742	307

Soliton, Inc. *	3,816	31

STAAR Surgical Co. *	27,361	883

Surmodics, Inc. *	8,204	273

Tactile Systems Technology, Inc. *	11,331	455

Tandem Diabetes Care, Inc. *	34,251	2,204

Utah Medical Products, Inc.	2,206	207

Varex Imaging Corp. *	22,660	515

Veracyte, Inc. *	27,730	674

Vericel Corp. *	27,501	252

ViewRay, Inc. *	58,188	145

Wright Medical Group N.V. *	76,402	2,189

Zynex, Inc. *	9,122	101
		48,724

Metals & Mining – 0.6%

Century Aluminum Co. *	27,523	100

Coeur Mining, Inc. *	141,705	455

Compass Minerals International, Inc.	20,882	803

Contura Energy, Inc. *	14,703	34

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Metals & Mining – 0.6% – continued

Covia Holdings Corp. *	5,792	$3

Encore Wire Corp.	12,502	525

Energy Fuels, Inc. *	66,030	78

Ferroglobe Representation & Warranty Insurance Trust (1)*	38,340	–

Gold Resource Corp.	31,841	88

Hecla Mining Co.	312,144	568

Kaiser Aluminum Corp.	9,308	645

Livent Corp. *	91,423	480

Novagold Resources, Inc. *	139,002	1,026

Uranium Energy Corp. *	128,723	72
		4,877

Oil, Gas & Coal – 1.4%

Advanced Emissions Solutions, Inc.	9,652	63

Amplify Energy Corp.	9,437	5

Arch Coal, Inc., Class A	8,694	251

Archrock, Inc.	82,486	310

Berry Corp.	36,135	87

Bonanza Creek Energy, Inc. *	10,388	117

Brigham Minerals, Inc., Class A	16,587	137

California Resources Corp. *	23,689	24

Callon Petroleum Co. *	229,763	126

Clean Energy Fuels Corp. *	76,116	135

CNX Resources Corp. *	112,264	597

Comstock Resources, Inc. *	10,878	59

CONSOL Energy, Inc. *	15,043	56

CVR Energy, Inc.	18,064	299

Delek U.S. Holdings, Inc.	45,997	725

Denbury Resources, Inc. *	279,468	52

Diamond Offshore Drilling, Inc. *	36,324	66

DMC Global, Inc.	8,242	190

Dril-Quip, Inc. *	21,628	660

Earthstone Energy, Inc., Class A *	14,084	25

Era Group, Inc. *	11,734	63

Evolution Petroleum Corp.	19,627	51

Exterran Corp. *	15,908	76

Extraction Oil & Gas, Inc. *	61,138	26

Falcon Minerals Corp.	27,864	60

Flotek Industries, Inc. *	45,847	41

Forum Energy Technologies, Inc. *	45,929	8

Frank’s International N.V. *	68,425	177

Geospace Technologies Corp. *	9,555	61

Goodrich Petroleum Corp. *	6,562	28

Gulfport Energy Corp. *	92,042	41

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Oil, Gas & Coal – 1.4% – continued

Hallador Energy Co.	18,515	$18

Helix Energy Solutions Group, Inc. *	83,741	137

HighPoint Resources Corp. *	62,116	12

KLX Energy Services Holdings, Inc. *	16,422	11

Laredo Petroleum, Inc. *	103,745	39

Liberty Oilfield Services, Inc., Class A	30,180	81

Magnolia Oil & Gas Corp., Class A *	64,178	257

Matador Resources Co. *	70,104	174

Matrix Service Co. *	16,985	161

Montage Resources Corp. *	8,959	20

MRC Global, Inc. *	51,675	220

Murphy U.S.A., Inc. *	17,657	1,490

Nabors Industries Ltd.	210,509	82

NACCO Industries, Inc., Class A	2,336	65

National Energy Services Reunited Corp. *	11,905	60

Natural Gas Services Group, Inc. *	5,727	26

NCS Multistage Holdings, Inc. *	1,289	1

Newpark Resources, Inc. *	58,656	53

NextDecade Corp. *	8,254	16

NexTier Oilfield Solutions, Inc. *	103,226	121

Nine Energy Service, Inc. *	8,697	7

Noble Corp. PLC *	179,189	47

Northern Oil and Gas, Inc. *	171,222	114

NOW, Inc. *	67,389	348

Oasis Petroleum, Inc. *	189,077	66

Oceaneering International, Inc. *	62,820	185

Oil States International, Inc. *	39,125	79

Pacific Drilling S.A. *	17,229	7

Panhandle Oil and Gas, Inc., Class A	11,078	41

Par Pacific Holdings, Inc. *	21,671	154

PDC Energy, Inc. *	61,842	384

Peabody Energy Corp.	37,457	109

Penn Virginia Corp. *	9,787	30

PrimeEnergy Resources Corp. *	304	22

ProPetro Holding Corp. *	46,725	117

QEP Resources, Inc.	143,634	48

Ramaco Resources, Inc. *	1,126	3

Ring Energy, Inc. *	34,341	23

RPC, Inc.	41,945	86

SandRidge Energy, Inc. *	1,357	1

Seadrill Ltd. *	50,800	22

Select Energy Services, Inc., Class A *	41,136	133

SilverBow Resources, Inc. *	372	1

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Oil, Gas & Coal – 1.4% – continued

SM Energy Co.	66,682	$81

Smart Sand, Inc. (2)*	394	–

Solaris Oilfield Infrastructure, Inc., Class A	21,547	113

Southwestern Energy Co. *	327,196	553

Talos Energy, Inc. *	11,115	64

Tellurian, Inc. *	59,347	54

TETRA Technologies, Inc. *	40,778	13

Thermon Group Holdings, Inc. *	20,135	303

Tidewater, Inc. *	22,617	160

Unit Corp.(2) *	1,543	–

US Silica Holdings, Inc.	43,229	78

W&T Offshore, Inc. *	53,168	90

Whiting Petroleum Corp. *	53,705	36

World Fuel Services Corp.	39,207	987
		12,219

Passenger Transportation – 0.3%

Allegiant Travel Co.	7,808	639

Hawaiian Holdings, Inc.	28,779	301

Mesa Air Group, Inc. *	15,025	49

SkyWest, Inc.	30,184	791

Spirit Airlines, Inc. *	42,238	544

Universal Logistics Holdings, Inc.	5,987	78
		2,402

Real Estate – 0.5%

American Realty Investors, Inc. *	1,627	15

Consolidated-Tomoka Land Co.	2,922	132

Cushman & Wakefield PLC *	69,966	821

eXp World Holdings, Inc. *	11,778	100

FRP Holdings, Inc. *	4,367	188

Griffin Industrial Realty, Inc.	933	30

Legacy Housing Corp. *	4,168	39

Marcus & Millichap, Inc. *	13,820	375

Maui Land & Pineapple Co., Inc. *	3,569	39

McGrath RentCorp	14,464	758

Newmark Group, Inc., Class A	87,327	371

RE/MAX Holdings, Inc., Class A	10,137	222

Realogy Holdings Corp.	68,445	206

Redfin Corp. *	54,329	838

RMR Group (The), Inc., Class A	9,355	252

Stratus Properties, Inc. *	3,302	58
		4,444

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Real Estate Investment Trusts – 7.6%

Acadia Realty Trust	52,261	$648

AG Mortgage Investment Trust, Inc.	23,534	64

Agree Realty Corp.	25,023	1,549

Alexander & Baldwin, Inc.	42,172	473

Alexander’s, Inc.	1,330	367

American Assets Trust, Inc.	29,336	733

American Finance Trust, Inc.	67,278	420

Anworth Mortgage Asset Corp.	47,499	54

Apollo Commercial Real Estate Finance, Inc.	94,237	699

Ares Commercial Real Estate Corp.	16,505	115

Arlington Asset Investment Corp., Class A	25,763	56

Armada Hoffler Properties, Inc.	35,098	376

ARMOUR Residential REIT, Inc.	35,931	317

Ashford Hospitality Trust, Inc.	39,482	29

Blackstone Mortgage Trust, Inc., Class A	77,211	1,438

Bluerock Residential Growth REIT, Inc.	16,295	91

Braemar Hotels & Resorts, Inc.	21,690	37

BRT Apartments Corp.	7,036	72

Capstead Mortgage Corp.	49,038	206

CareTrust REIT, Inc.	58,987	872

CatchMark Timber Trust, Inc., Class A	25,615	185

CBL & Associates Properties, Inc. *	101,549	20

Cedar Realty Trust, Inc.	61,936	58

Chatham Lodging Trust	31,788	189

Cherry Hill Mortgage Investment Corp.	4,720	29

CIM Commercial Trust Corp.	5,844	65

City Office REIT, Inc.	31,286	226

Clipper Realty, Inc.	4,576	24

Colony Credit Real Estate, Inc.	48,365	191

Community Healthcare Trust, Inc.	11,229	430

CoreCivic, Inc.	69,753	779

CorEnergy Infrastructure Trust, Inc.	7,668	141

CorePoint Lodging, Inc.	28,884	113

DiamondRock Hospitality Co.	124,527	633

Diversified Healthcare Trust	146,913	533

Dynex Capital, Inc.	11,858	124

Easterly Government Properties, Inc.	45,413	1,119

EastGroup Properties, Inc.	23,314	2,436

Ellington Financial, Inc.	25,198	144

Essential Properties Realty Trust, Inc.	54,667	714

Exantas Capital Corp.	13,804	38

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Real Estate Investment Trusts – 7.6% – continued

Farmland Partners, Inc.	13,990	$85

First Industrial Realty Trust, Inc.	76,771	2,551

Four Corners Property Trust, Inc.	41,978	785

Franklin Street Properties Corp.	65,255	374

Front Yard Residential Corp.	30,069	359

GEO Group (The), Inc.	71,605	871

Getty Realty Corp.	20,138	478

Gladstone Commercial Corp.	18,315	263

Gladstone Land Corp.	10,949	130

Global Medical REIT, Inc.	24,628	249

Global Net Lease, Inc.	55,351	740

Granite Point Mortgage Trust, Inc.	35,325	179

Great Ajax Corp.	12,046	77

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	38,496	786

Healthcare Realty Trust, Inc.	80,351	2,244

Hersha Hospitality Trust	25,202	90

Independence Realty Trust, Inc.	54,195	484

Industrial Logistics Properties Trust	38,370	673

Innovative Industrial Properties, Inc.	9,801	744

Invesco Mortgage Capital, Inc.	103,345	352

Investors Real Estate Trust	7,011	386

iStar, Inc.	35,713	379

Jernigan Capital, Inc.	13,946	153

Kite Realty Group Trust	50,460	478

KKR Real Estate Finance Trust, Inc.	13,138	197

Ladder Capital Corp.	63,433	301

Lexington Realty Trust	146,620	1,456

LTC Properties, Inc.	23,596	729

Mack-Cali Realty Corp.	52,859	805

Monmouth Real Estate Investment Corp.	55,798	672

National Health Investors, Inc.	26,187	1,297

National Storage Affiliates Trust	35,392	1,048

New Senior Investment Group, Inc.	40,111	103

New York Mortgage Trust, Inc.	221,903	344

NexPoint Residential Trust, Inc.	12,028	303

Office Properties Income Trust	29,091	793

One Liberty Properties, Inc.	9,513	133

Orchid Island Capital, Inc.	44,251	131

Pebblebrook Hotel Trust	76,978	838

Pennsylvania Real Estate Investment Trust	42,098	38

PennyMac Mortgage Investment Trust	58,865	625

Physicians Realty Trust	115,206	1,606

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Real Estate Investment Trusts – 7.6% – continued

Piedmont Office Realty Trust, Inc., Class A	75,171	$1,328

PotlatchDeltic Corp.	40,213	1,262

Preferred Apartment Communities, Inc., Class A	26,038	187

PS Business Parks, Inc.	12,147	1,646

QTS Realty Trust, Inc., Class A	34,976	2,029

Ready Capital Corp.	19,760	143

Redwood Trust, Inc.	66,968	339

Retail Opportunity Investments Corp.	69,239	574

Retail Value, Inc.	9,428	115

Rexford Industrial Realty, Inc.	69,028	2,831

RLJ Lodging Trust	105,575	815

RPT Realty	48,147	290

Ryman Hospitality Properties, Inc.	30,159	1,081

Sabra Health Care REIT, Inc.	120,805	1,319

Safehold, Inc.	7,891	499

Saul Centers, Inc.	7,101	232

Seritage Growth Properties, Class A *	20,706	189

STAG Industrial, Inc.	90,457	2,037

Summit Hotel Properties, Inc.	63,233	267

Sunstone Hotel Investors, Inc.	137,171	1,195

Tanger Factory Outlet Centers, Inc.	54,145	271

Terreno Realty Corp.	40,137	2,077

TPG RE Finance Trust, Inc.	30,086	165

Transcontinental Realty Investors, Inc. *	612	13

UMH Properties, Inc.	21,760	236

Uniti Group, Inc.	111,579	673

Universal Health Realty Income Trust	7,711	777

Urban Edge Properties	70,009	617

Urstadt Biddle Properties, Inc., Class A	17,676	249

Washington Prime Group, Inc.	111,371	90

Washington Real Estate Investment Trust	49,868	1,190

Western Asset Mortgage Capital Corp.	30,450	70

Whitestone REIT	23,255	144

Xenia Hotels & Resorts, Inc.	69,111	712
		67,798

Recreational Facilities & Services – 0.2%

AMC Entertainment Holdings, Inc., Class A	37,257	118

Drive Shack, Inc. *	43,646	66

Liberty Media Corp.-Liberty Braves, Class A *	5,887	115

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Recreational Facilities & Services – 0.2% – continued

Liberty Media Corp.-Liberty Braves, Class C *	21,734	$414

Marcus (The) Corp.	13,939	172

OneSpaWorld Holdings Ltd.	28,063	114

RCI Hospitality Holdings, Inc.	6,531	65

Reading International, Inc., Class A *	12,100	47

SeaWorld Entertainment, Inc. *	29,019	320
		1,431

Renewable Energy – 0.7%

Ameresco, Inc., Class A *	13,588	231

American Superconductor Corp. *	15,168	83

EnerSys	25,268	1,251

Enphase Energy, Inc. *	55,917	1,806

FutureFuel Corp.	15,057	170

Green Plains, Inc.	19,878	96

Plug Power, Inc. *	179,439	635

Renewable Energy Group, Inc. *	23,035	473

REX American Resources Corp. *	3,604	168

Sunnova Energy International, Inc. *	18,636	188

SunPower Corp. *	45,413	230

Sunrun, Inc. *	67,008	677

TPI Composites, Inc. *	18,732	277

Vivint Solar, Inc. *	28,565	125
		6,410

Retail - Consumer Staples – 0.5%

Big Lots, Inc.	24,262	345

BJ’s Wholesale Club Holdings, Inc. *	67,552	1,721

Ingles Markets, Inc., Class A	8,521	308

Natural Grocers by Vitamin Cottage, Inc.	6,052	52

OptimizeRx Corp. *	9,464	86

PriceSmart, Inc.	13,843	727

Rite Aid Corp. *	32,935	494

SpartanNash Co.	22,503	322

Village Super Market, Inc., Class A	4,614	113

Weis Markets, Inc.	5,675	236
		4,404

Retail - Discretionary – 2.4%

1-800-Flowers.com, Inc., Class A *	16,168	214

Abercrombie & Fitch Co., Class A	36,565	332

American Eagle Outfitters, Inc.	92,376	734

America’s Car-Mart, Inc. *	3,731	210

Asbury Automotive Group, Inc. *	11,613	641

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Retail - Discretionary – 2.4% – continued

At Home Group, Inc. *	28,687	$58

Avis Budget Group, Inc. *	36,223	503

Barnes & Noble Education, Inc. *	29,641	40

Bassett Furniture Industries, Inc.	7,096	39

Beacon Roofing Supply, Inc. *	31,415	520

Bed Bath & Beyond, Inc.	75,710	319

BlueLinx Holdings, Inc. *	5,576	28

BMC Stock Holdings, Inc. *	39,870	707

Boot Barn Holdings, Inc. *	16,978	220

Buckle (The), Inc.	18,390	252

Builders FirstSource, Inc. *	69,182	846

Caleres, Inc.	22,371	116

Cato (The) Corp., Class A	12,441	133

Chico’s FAS,Inc.	71,174	92

Children’s Place (The), Inc.	9,604	188

Citi Trends, Inc.	5,076	45

Conn’s, Inc. *	12,597	53

Container Store Group (The), Inc. *	2,544	6

Designer Brands, Inc., Class A	35,573	177

Dillard’s, Inc., Class A	5,655	209

Duluth Holdings, Inc., Class B *	8,995	36

Ethan Allen Interiors, Inc.	13,189	135

Express, Inc. *	38,462	57

FirstCash, Inc.	24,784	1,778

Foundation Building Materials, Inc. *	10,717	110

Freshpet, Inc. *	21,047	1,344

Gaia, Inc. *	7,587	67

GameStop Corp., Class A *	38,181	134

Genesco, Inc. *	8,221	110

GMS, Inc. *	25,339	399

GNC Holdings, Inc., Class A *	44,066	21

Group 1 Automotive, Inc.	10,666	472

Guess?, Inc.	26,342	178

Haverty Furniture Cos., Inc.	10,781	128

Hertz Global Holdings, Inc. *	62,682	387

Hibbett Sports, Inc. *	11,163	122

Hudson Ltd., Class A *	21,357	107

J.C. Penney Co., Inc. *	229,771	83

Lands’ End, Inc. *	7,671	41

La-Z-Boy, Inc.	27,154	558

Liquidity Services, Inc. *	18,197	71

Lithia Motors,Inc., Class A	13,777	1,127

Lovesac (The) Co. *	6,342	37

Lumber Liquidators Holdings, Inc. *	20,598	97

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Retail – Discretionary – 2.4% – continued

MarineMax, Inc. *	10,927	$114

Michaels (The) Cos., Inc. *	53,031	86

Monro, Inc.	19,939	874

National Vision Holdings, Inc. *	48,248	937

Office Depot, Inc.	335,053	549

Party City Holdco, Inc. *	38,955	18

PetIQ, Inc. *	11,721	272

PetMed Express, Inc.	12,108	348

RealReal (The), Inc. *	30,586	214

RH *	10,106	1,015

RTW RetailWinds, Inc. *	21,908	5

Rush Enterprises, Inc., Class A	16,592	530

Rush Enterprises, Inc., Class B	3,290	100

Sally Beauty Holdings, Inc. *	69,343	560

Shoe Carnival, Inc.	4,032	84

Signet Jewelers Ltd.	30,861	199

Sleep Number Corp. *	16,384	314

Sonic Automotive, Inc., Class A	14,658	195

Sportsman’s Warehouse Holdings, Inc. *	27,076	167

Stitch Fix, Inc., Class A *	24,095	306

Tailored Brands, Inc.	27,757	48

Tilly’s, Inc., Class A	15,689	65

Vera Bradley, Inc. *	10,613	44

Winmark Corp.	1,477	188

Zumiez, Inc. *	12,012	208
		21,721

Semiconductors – 3.2%

Adesto Technologies Corp. *	16,867	189

Alpha & Omega Semiconductor Ltd. *	14,459	93

Ambarella, Inc. *	19,633	953

Amkor Technology, Inc. *	59,507	464

Axcelis Technologies, Inc. *	20,199	370

AXT, Inc. *	27,812	89

Brooks Automation, Inc.	44,555	1,359

Cabot Microelectronics Corp.	17,655	2,015

CEVA, Inc. *	13,511	337

Cirrus Logic, Inc. *	35,516	2,331

Cohu, Inc.	24,476	303

CTS Corp.	19,035	474

Diodes, Inc. *	25,006	1,016

DSP Group, Inc. *	13,493	181

FormFactor, Inc. *	45,281	910

GSI Technology, Inc. *	10,155	71

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Semiconductors – 3.2% – continued

II-VI, Inc. *	55,196	$1,573

Impinj, Inc. *	11,257	188

Inphi Corp. *	27,012	2,138

Lattice Semiconductor Corp. *	75,775	1,350

MACOM Technology Solutions Holdings, Inc. *	28,414	538

MaxLinear, Inc. *	38,337	447

NeoPhotonics Corp. *	21,528	156

NVE Corp.	2,516	131

Onto Innovation, Inc. *	29,527	876

Photronics, Inc. *	40,272	413

Power Integrations, Inc.	17,139	1,514

Rambus, Inc. *	66,470	738

Semtech Corp. *	40,389	1,515

Silicon Laboratories, Inc. *	25,847	2,208

SiTime Corp. *	2,674	58

Synaptics, Inc. *	20,651	1,195

Ultra Clean Holdings, Inc. *	24,013	331

Veeco Instruments, Inc. *	27,942	267

Vishay Intertechnology, Inc.	81,251	1,171

Xperi Corp.	29,568	411
		28,373

Software – 5.8%

1Life Healthcare, Inc. *	11,583	210

ACI Worldwide, Inc. *	70,256	1,697

Agilysys, Inc. *	12,410	207

Allscripts Healthcare Solutions, Inc. *	96,180	677

Altair Engineering, Inc., Class A *	24,034	637

American Software, Inc., Class A	17,338	246

Appfolio, Inc., Class A *	9,639	1,069

Appian Corp. *	20,569	827

Avaya Holdings Corp. *	57,035	461

Avid Technology, Inc. *	14,981	101

Bandwidth, Inc., Class A *	9,919	667

Benefitfocus, Inc. *	15,912	142

Blackbaud, Inc.	29,835	1,657

Blackline, Inc. *	26,411	1,389

Bottomline Technologies DE, Inc. *	26,221	961

Box, Inc., Class A *	88,945	1,249

Brightcove, Inc. *	26,416	184

Calix, Inc. *	27,483	195

Castlight Health, Inc., Class B *	47,452	34

ChannelAdvisor Corp. *	15,686	114

Cloudera, Inc. *	152,416	1,199

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Software – 5.8% – continued

CommVault Systems, Inc. *	24,905	$1,008

Computer Programs & Systems, Inc.	7,267	162

Cornerstone OnDemand, Inc. *	35,109	1,115

Daily Journal Corp. *	709	162

Digi International, Inc. *	17,163	164

Digital Turbine, Inc. *	47,124	203

Domo, Inc., Class B *	10,644	106

Donnelley Financial Solutions, Inc. *	14,783	78

Ebix, Inc.	13,611	207

eGain Corp. *	12,265	90

Envestnet, Inc. *	29,217	1,571

Everbridge, Inc. *	20,221	2,151

Evolent Health, Inc., Class A *	44,622	242

Five9, Inc. *	36,275	2,774

ForeScout Technologies, Inc. *	26,050	823

Glu Mobile, Inc. *	68,687	432

GTY Technology Holdings, Inc. *	22,943	104

Health Catalyst, Inc. *	11,250	294

Ideanomics, Inc. *	36,940	49

Immersion Corp. *	16,393	88

InnerWorkings, Inc. *	31,880	37

Inovalon Holdings, Inc., Class A *	44,514	742

Intelligent Systems Corp. *	4,255	145

J2 Global, Inc.	28,282	2,117

Limelight Networks, Inc. *	70,003	399

LivePerson, Inc. *	37,327	849

Majesco *	4,436	24

MicroStrategy, Inc., Class A *	4,986	589

Mitek Systems, Inc. *	22,202	175

MobileIron, Inc. *	61,912	235

Model N, Inc. *	19,693	437

NextGen Healthcare, Inc. *	31,554	329

Omnicell, Inc. *	24,950	1,636

OneSpan, Inc. *	18,898	343

Pareteum Corp. *	83,940	35

PDF Solutions, Inc. *	17,011	199

Phreesia, Inc. *	16,255	342

Phunware, Inc. *	23,139	16

Ping Identity Holding Corp. *	7,634	153

Progress Software Corp.	27,201	870

PROS Holdings, Inc. *	20,716	643

Q2 Holdings, Inc. *	26,459	1,563

QAD, Inc., Class A	6,702	268

Qualys, Inc. *	20,469	1,781

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Software – 5.8% – continued

Rapid7, Inc. *	29,804	$1,291

SailPoint Technologies Holding, Inc. *	53,132	809

Schrodinger, Inc. *	8,257	356

SecureWorks Corp., Class A *	6,058	70

Simulations Plus, Inc.	7,712	269

Sprout Social, Inc., Class A *	5,639	90

SPS Commerce, Inc. *	21,426	996

SVMK, Inc. *	52,818	714

Synchronoss Technologies, Inc. *	27,632	84

Tabula Rasa HealthCare, Inc. *	11,588	606

Tenable Holdings, Inc. *	22,276	487

TiVo Corp.	74,012	524

Upland Software, Inc. *	13,777	369

Varonis Systems, Inc. *	18,165	1,157

Verint Systems, Inc. *	40,087	1,724

Verra Mobility Corp. *	75,055	536

VirnetX Holding Corp. *	37,149	203

Workiva, Inc. *	21,773	704

Yext, Inc. *	57,781	589

Zuora, Inc., Class A *	54,494	439
		51,690

Specialty Finance – 1.2%

Altisource Portfolio Solutions S.A. *	4,920	38

Cardtronics PLC, Class A *	21,677	454

Cass Information Systems, Inc.	8,425	296

Curo Group Holdings Corp.	12,249	65

Elevate Credit, Inc. *	16,216	17

Encore Capital Group, Inc. *	18,917	442

Enova International, Inc. *	20,431	296

Essent Group Ltd.	58,684	1,546

Evo Payments, Inc., Class A *	24,161	370

EZCORP, Inc., Class A *	33,089	138

Federal Agricultural Mortgage Corp., Class C	5,699	317

GATX Corp.	20,984	1,313

General Finance Corp. *	8,386	52

Green Dot Corp., Class A *	28,922	734

I3 Verticals, Inc., Class A *	8,555	163

International Money Express, Inc. *	9,331	85

Investors Title Co.	914	117

LendingClub Corp. *	42,299	332

Marlin Business Services Corp.	5,275	59

MMA Capital Holdings, Inc. *	2,872	71

Mr Cooper Group, Inc. *	43,657	320

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Specialty Finance – 1.2% – continued

Nelnet, Inc., Class A	10,772	$489

Ocwen Financial Corp. *	100,196	50

On Deck Capital, Inc. *	34,018	52

Oportun Financial Corp. *	3,251	34

Paysign, Inc. *	18,448	95

PennyMac Financial Services, Inc.	15,330	339

PRA Group, Inc. *	27,414	760

Regional Management Corp. *	5,473	75

Stewart Information Services Corp.	14,763	394

Velocity Financial, Inc. *	6,818	51

Walker & Dunlop, Inc.	16,726	674

Willis Lease Finance Corp. *	1,711	46

World Acceptance Corp. *	3,165	173
		10,457

Technology Services – 2.0%

comScore, Inc. *	35,360	100

Conduent, Inc. *	103,658	254

CSG Systems International, Inc.	19,821	829

EVERTEC, Inc.	37,114	844

ExlService Holdings, Inc. *	20,170	1,049

ICF International, Inc.	10,977	754

Insight Enterprises, Inc. *	21,482	905

LiveRamp Holdings, Inc. *	41,059	1,352

ManTech International Corp., Class A	16,113	1,171

MAXIMUS, Inc.	38,399	2,235

NIC, Inc.	39,508	909

Parsons Corp. *	11,916	381

Perficient, Inc. *	19,426	526

Perspecta, Inc.	84,330	1,538

Rimini Street, Inc. *	14,514	59

Science Applications International Corp.	34,759	2,594

StarTek, Inc. *	11,985	45

Sykes Enterprises, Inc. *	23,006	624

TTEC Holdings, Inc.	10,487	385

Unisys Corp. *	30,608	378

Value Line, Inc.	669	22

Virtusa Corp. *	18,069	513
		17,467

Telecom – 1.0%

8x8, Inc. *	58,164	806

ATN International, Inc.	6,869	403

Cambium Networks Corp. *	5,842	33

Cincinnati Bell, Inc. *	30,049	440

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Telecom – 1.0% – continued

Cogent Communications Holdings, Inc.	25,608	$2,099

Consolidated Communications Holdings, Inc.	41,038	187

Frontier Communications Corp. *	3,349	1

Gogo, Inc. *	39,662	84

GTT Communications, Inc. *	20,314	162

IDT Corp., Class B *	10,368	56

Intelsat S.A. *	41,493	64

Iridium Communications, Inc. *	60,507	1,351

KVH Industries, Inc. *	11,712	110

Loral Space & Communications, Inc. *	7,569	123

Ooma, Inc. *	14,012	167

ORBCOMM, Inc. *	53,736	131

RigNet, Inc. *	2,296	4

Shenandoah Telecommunications Co.	29,090	1,433

Spok Holdings, Inc.	9,335	100

Vonage Holdings Corp. *	139,402	1,008

Zix Corp. *	29,700	128
		8,890

Transportation & Logistics – 1.5%

Air Transport Services Group, Inc. *	35,700	653

ArcBest Corp.	15,328	269

Ardmore Shipping Corp.	16,632	87

Atlas Air Worldwide Holdings, Inc. *	14,767	379

Costamare, Inc.	35,455	160

Covenant Transportation Group, Inc., Class A *	6,234	54

CryoPort, Inc. *	18,249	311

Daseke, Inc. *	33,022	46

DHT Holdings, Inc.	67,162	515

Diamond S Shipping, Inc. *	16,072	190

Dorian LPG Ltd. *	16,730	146

Eagle Bulk Shipping, Inc. *	31,966	59

Echo Global Logistics, Inc. *	15,297	261

Forward Air Corp.	16,871	855

GasLog Ltd.	26,852	97

Genco Shipping & Trading Ltd.	10,955	70

Golar LNG Ltd.	56,485	445

Heartland Express, Inc.	27,785	516

Hub Group, Inc., Class A *	19,439	884

International Seaways, Inc.	15,661	374

Marten Transport Ltd.	23,884	490

Matson, Inc.	25,632	785

Mobile Mini, Inc.	25,901	679

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Transportation & Logistics – 1.5% – continued

Nordic American Tankers Ltd.	82,833	$375

Overseas Shipholding Group, Inc., Class A *	37,401	85

P.A.M. Transportation Services, Inc. *	1,148	35

Radiant Logistics, Inc. *	23,522	91

Roadrunner Transportation Systems, Inc. ADR *	3,793	10

Safe Bulkers, Inc. *	36,753	44

Saia, Inc. *	15,722	1,156

Scorpio Bulkers, Inc.	40,335	102

Scorpio Tankers, Inc.	26,231	502

SEACOR Holdings, Inc. *	10,469	282

SEACOR Marine Holdings, Inc. *	14,224	62

SFL Corp. Ltd.	48,741	462

Teekay Corp. *	37,914	120

Teekay Tankers Ltd., Class A *	14,484	322

US Xpress Enterprises, Inc., Class A *	15,770	53

Werner Enterprises, Inc.	27,157	985

YRC Worldwide, Inc. *	22,622	38
		13,049

Transportation Equipment – 0.2%

Blue Bird Corp. *	9,133	100

Commercial Vehicle Group, Inc. *	21,935	33

Greenbrier (The) Cos., Inc.	19,043	338

Meritor, Inc. *	43,883	581

Navistar International Corp. *	30,220	498

REV Group, Inc.	14,069	59

Spartan Motors, Inc.	20,898	270

Wabash National Corp.	33,073	239
		2,118

Utilities – 4.4%

ALLETE, Inc.	31,791	1,929

American States Water Co.	22,366	1,828

Artesian Resources Corp., Class A	4,679	175

Atlantic Power Corp. *	62,277	133

Avista Corp.	40,615	1,726

Black Hills Corp.	36,836	2,359

California Water Service Group	29,381	1,479

Chesapeake Utilities Corp.	9,629	825

Clearway Energy, Inc., Class A	21,500	369

Clearway Energy, Inc., Class C	47,910	901

Consolidated Water Co. Ltd.	8,439	138

El Paso Electric Co.	24,959	1,696

Genie Energy Ltd., Class B	10,046	72

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Utilities – 4.4% – continued

Global Water Resources, Inc.	7,754	$79

MGE Energy, Inc.	21,007	1,375

Middlesex Water Co.	10,686	643

New Jersey Resources Corp.	56,720	1,927

Northwest Natural Holding Co.	18,246	1,127

NorthWestern Corp.	30,617	1,832

ONE Gas, Inc.	31,549	2,638

Ormat Technologies, Inc.	23,946	1,620

Otter Tail Corp.	24,002	1,067

PICO Holdings, Inc. *	8,932	70

PNM Resources, Inc.	47,864	1,819

PNM Resources, Inc. – (Fractional Shares) (1)	50,000	–

Portland General Electric Co.	54,741	2,624

Pure Cycle Corp. *	11,213	125

RGC Resources, Inc.	4,915	142

SJW Group	15,805	913

South Jersey Industries, Inc.	56,087	1,402

Southwest Gas Holdings, Inc.	33,069	2,300

Spark Energy, Inc., Class A	8,561	54

Spire, Inc.	30,292	2,256

TerraForm Power, Inc., Class A	48,083	758

Unitil Corp.	8,850	463

York Water (The) Co.	7,764	337
		39,201

Waste & Environment Services & Equipment – 0.9%

Advanced Disposal Services, Inc. *	43,673	1,433

Casella Waste Systems, Inc., Class A *	28,041	1,095

CECO Environmental Corp. *	16,624	78

Covanta Holding Corp.	71,078	608

Energy Recovery, Inc. *	22,865	170

ESCO Technologies, Inc.	15,417	1,170

Evoqua Water Technologies Corp. *	45,048	505

Heritage-Crystal Clean, Inc. *	9,427	153

Tetra Tech, Inc.	33,055	2,334

US Ecology, Inc.	14,867	452
		7,998
Total Common Stocks
(Cost $856,345)		880,083

RIGHTS – 0 .0%

Biotechnology & Pharmaceuticals – 0.0%

Omthera Pharmaceuticals, Inc. (Contingent Value Rights) (1)*	3,681	–

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0% – continued

Biotechnology & Pharmaceuticals – 0.0% – continued

Oncternal Therapeutics, Inc. (Contingent Value Rights) (1)*	398	$–

Tobira Therapeutics, Inc. (Contingent Value Rights) (3)*	5,175	40
		40

Chemicals – 0.0%

A. Schulman, Inc. (Contingent Value Rights) (3)*	15,653	8
Total Rights
(Cost $72)		48

OTHER – 0.0% (1)

Escrow Calamos Asset Management, Inc. *	9,919	–

Escrow DLB Oil & Gas *	1,200	–

Escrow Position PetroCorp *	420	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (4)(5)	5,225,672	5,226
Total Investment Companies
(Cost $5,226)		5,226

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 1.23%, 7/16/20 (6)(7)	$2,400	$2,399
Total Short-Term Investments
(Cost $2,391)		2,399

Total Investments – 100.0%
(Cost $864,034)		887,756

Liabilities less Other Assets – (0.0%)		(327)
NET ASSETS – 100.0%		$887,429

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Value rounds to less than one thousand.
(3)	Level 3 asset.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2020 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

E-Mini Russell 2000 Index	131	$7,517	Long	06/20	$605

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	2.3%
Consumer Discretionary	8.7
Consumer Staples	3.4
Energy	1.7
Financials	16.7
Health Care	21.3
Industrials	15.2
Information Technology	15.2
Materials	3.4
Real Estate	7.6
Utilities	4.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued	MARCH 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$880,083	$–	$–	$880,083
Rights (1)	–	–	48	48
Investment Companies	5,226	–	–	5,226
Short-Term Investments	–	2,399	–	2,399
Total Investments	$885,309	$2,399	$48	$887,756

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$605	$–	$–	$605

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7%

Aerospace & Defense – 2.0%

Arconic, Inc.	152,164	$2,444

Boeing (The) Co.	192,459	28,703

General Dynamics Corp.	82,478	10,913

Huntington Ingalls Industries, Inc.	16,050	2,924

L3Harris Technologies, Inc.	80,079	14,424

Lockheed Martin Corp.	90,226	30,582

Northrop Grumman Corp.	56,350	17,049

Raytheon Co.	99,691	13,074

Textron, Inc.	90,396	2,411

TransDigm Group, Inc.	17,729	5,677

United Technologies Corp.	291,305	27,479
		155,680

Apparel & Textile Products – 0.6%

Capri Holdings Ltd. *	43,982	475

Hanesbrands, Inc.	113,881	896

NIKE, Inc., Class B	448,298	37,092

PVH Corp.	26,466	996

Ralph Lauren Corp.	19,687	1,316

Tapestry, Inc.	88,984	1,152

Under Armour, Inc., Class A *	73,905	681

Under Armour, Inc., Class C *	76,345	615

VF Corp.	128,257	6,936
		50,159

Asset Management – 0.7%

Ameriprise Financial, Inc.	46,736	4,789

BlackRock, Inc.	41,952	18,458

Charles Schwab (The) Corp.	415,041	13,954

E*TRADE Financial Corp.	78,966	2,710

Franklin Resources, Inc.	84,109	1,404

Invesco Ltd.	112,172	1,019

Raymond James Financial, Inc.	43,090	2,723

T. Rowe Price Group, Inc.	82,902	8,095
		53,152

Automotive – 0.3%

Aptiv PLC	95,442	4,700

BorgWarner, Inc. (New York Exchange)	73,203	1,784

Ford Motor Co.	1,368,525	6,610

General Motors Co.	448,669	9,323

Harley-Davidson, Inc.	60,250	1,140
		23,557

Banking – 4.0%

Bank of America Corp.	2,960,616	62,854

Citigroup, Inc.	793,904	33,439

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Banking – 4.0% – continued

Citizens Financial Group, Inc.	163,011	$3,066

Comerica, Inc.	48,529	1,424

Fifth Third Bancorp	260,840	3,874

First Republic Bank	59,738	4,915

Huntington Bancshares, Inc.	358,223	2,941

JPMorgan Chase & Co.	1,145,414	103,122

KeyCorp	355,352	3,685

M&T Bank Corp.	46,530	4,813

People’s United Financial, Inc.	114,545	1,266

PNC Financial Services Group (The), Inc.	159,119	15,231

Regions Financial Corp.	354,338	3,178

SVB Financial Group *	18,160	2,744

Truist Financial Corp.	479,063	14,774

US Bancorp	517,857	17,840

Wells Fargo & Co.	1,410,155	40,471

Zions Bancorp N.A.	62,349	1,668
		321,305

Biotechnology & Pharmaceuticals – 7.4%

AbbVie, Inc.	531,723	40,512

Alexion Pharmaceuticals, Inc. *	86,284	7,747

Allergan PLC	118,072	20,910

Amgen, Inc.	216,047	43,799

Biogen, Inc. *	66,018	20,887

Bristol-Myers Squibb Co.	844,746	47,086

Eli Lilly & Co.	306,265	42,485

Gilead Sciences, Inc.	453,407	33,897

Incyte Corp. *	63,745	4,668

Johnson & Johnson	951,842	124,815

Merck & Co., Inc.	923,506	71,055

Mylan N.V. *	172,029	2,565

Perrigo Co. PLC	44,707	2,150

Pfizer, Inc.	1,990,801	64,980

Regeneron Pharmaceuticals, Inc. *	28,321	13,829

Vertex Pharmaceuticals, Inc. *	92,415	21,990

Zoetis, Inc.	172,393	20,289
		583,664

Chemicals – 2.0%

3M Co.	203,978	27,845

Air Products & Chemicals, Inc.	78,567	15,683

Albemarle Corp.	40,916	2,306

Avery Dennison Corp.	30,046	3,061

Celanese Corp.	44,193	3,243

CF Industries Holdings, Inc.	85,763	2,333

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Chemicals – 2.0% – continued

Corteva, Inc.	290,556	$6,828

Dow, Inc.	260,416	7,615

DuPont de Nemours, Inc.	262,750	8,960

Eastman Chemical Co.	53,814	2,507

Ecolab, Inc.	88,474	13,787

FMC Corp.	46,315	3,783

International Flavors & Fragrances, Inc.	41,943	4,281

Linde PLC	193,865	33,539

LyondellBasell Industries N.V., Class A	100,210	4,973

Mosaic (The) Co.	102,558	1,110

PPG Industries, Inc.	84,452	7,060

Sherwin-Williams (The) Co.	29,321	13,474
		162,388

Commercial Services – 0.1%

Cintas Corp.	29,521	5,114

H&R Block, Inc.	78,847	1,110

Robert Half International, Inc.	40,290	1,521

Rollins, Inc.	50,286	1,817
		9,562

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	22,236	4,208

Vulcan Materials Co.	46,417	5,016
		9,224

Consumer Products – 5.8%

Altria Group, Inc.	671,113	25,952

Brown-Forman Corp., Class B	64,385	3,574

Campbell Soup Co.	60,225	2,780

Church & Dwight Co., Inc.	88,535	5,682

Clorox (The) Co.	44,044	7,631

Coca-Cola (The) Co.	1,387,036	61,376

Colgate-Palmolive Co.	306,947	20,369

Conagra Brands, Inc.	191,146	5,608

Constellation Brands, Inc., Class A	59,153	8,480

Coty, Inc., Class A	116,130	599

Estee Lauder (The) Cos., Inc., Class A	79,021	12,591

General Mills, Inc.	211,748	11,174

Hershey (The) Co.	52,408	6,944

Hormel Foods Corp.	94,048	4,386

JM Smucker (The) Co.	40,727	4,521

Kellogg Co.	97,678	5,860

Kimberly-Clark Corp.	123,319	15,769

Kraft Heinz (The) Co.	244,408	6,047

Lamb Weston Holdings, Inc.	52,021	2,970

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Consumer Products – 5.8% – continued

McCormick & Co., Inc. (Non Voting)	42,945	$6,064

Molson Coors Beverage Co., Class B	73,791	2,879

Mondelez International, Inc., Class A	513,651	25,724

Monster Beverage Corp. *	137,363	7,728

PepsiCo, Inc.	505,035	60,655

Philip Morris International, Inc.	560,931	40,925

Procter & Gamble (The) Co.	904,715	99,519

Tyson Foods, Inc., Class A	104,274	6,034
		461,841

Containers & Packaging – 0.3%

Amcor PLC	580,123	4,711

Ball Corp.	130,417	8,433

International Paper Co.	135,764	4,226

Packaging Corp. of America	33,805	2,935

Sealed Air Corp.	60,700	1,500

Westrock Co.	101,088	2,857
		24,662

Distributors – Consumer Staples – 0.2%

Archer-Daniels-Midland Co.	218,790	7,697

Sysco Corp.	184,686	8,427
		16,124

Distributors – Discretionary – 0.1%

Copart, Inc. *	72,529	4,970

LKQ Corp. *	121,068	2,483
		7,453

Electrical Equipment – 1.9%

A.O. Smith Corp.	54,346	2,055

Allegion PLC	33,437	3,077

AMETEK, Inc.	81,083	5,840

Amphenol Corp., Class A	106,318	7,748

Eaton Corp. PLC	149,985	11,652

Emerson Electric Co.	219,658	10,467

Fortive Corp.	102,804	5,674

General Electric Co.	3,135,213	24,893

Honeywell International, Inc.	258,746	34,618

Johnson Controls International PLC	285,074	7,686

Keysight Technologies, Inc. *	66,985	5,605

Rockwell Automation, Inc.	41,784	6,306

Roper Technologies, Inc.	36,710	11,446

TE Connectivity Ltd.	119,894	7,551

Trane Technologies PLC	86,801	7,169
		151,787

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Engineering & Construction Services – 0.1%

Jacobs Engineering Group, Inc.	47,524	$3,767

Quanta Services, Inc.	50,553	1,604
		5,371

Gaming, Lodging & Restaurants – 1.5%

Carnival Corp.	133,961	1,764

Chipotle Mexican Grill, Inc. *	9,109	5,961

Darden Restaurants, Inc.	48,245	2,627

Hilton Worldwide Holdings, Inc.	102,503	6,995

Las Vegas Sands Corp.	120,951	5,137

Marriott International, Inc., Class A	96,200	7,197

McDonald’s Corp.	273,006	45,142

MGM Resorts International	204,825	2,417

Norwegian Cruise Line Holdings Ltd. *	84,690	928

Royal Caribbean Cruises Ltd.	66,363	2,135

Starbucks Corp.	430,048	28,271

Wynn Resorts Ltd.	33,010	1,987

Yum! Brands, Inc.	112,013	7,676
		118,237

Hardware – 6.4%

Apple, Inc.	1,516,565	385,647

Arista Networks, Inc. *	19,433	3,936

Cisco Systems, Inc.	1,522,200	59,838

Corning, Inc.	306,737	6,301

F5 Networks, Inc. *	23,621	2,519

FLIR Systems, Inc.	53,269	1,699

Garmin Ltd.	51,632	3,870

Hewlett Packard Enterprise Co.	466,233	4,527

HP, Inc.	522,899	9,078

Juniper Networks, Inc.	135,842	2,600

Motorola Solutions, Inc.	59,572	7,918

NetApp, Inc.	93,456	3,896

Seagate Technology PLC	84,555	4,126

Western Digital Corp.	103,973	4,327

Xerox Holdings Corp.	74,754	1,416

Zebra Technologies Corp., Class A *	17,103	3,140
		504,838

Health Care Facilities & Services – 3.0%

AmerisourceBergen Corp.	54,317	4,807

Anthem, Inc.	91,511	20,777

Cardinal Health, Inc.	117,113	5,614

Centene Corp. *	206,298	12,256

Cigna Corp.	134,423	23,817

CVS Health Corp.	465,534	27,620

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Health Care Facilities & Services – 3.0% – continued

DaVita, Inc. *	32,418	$2,466

HCA Healthcare, Inc.	94,978	8,534

Henry Schein, Inc. *	58,238	2,942

Humana, Inc.	48,053	15,090

IQVIA Holdings, Inc. *	65,058	7,017

Laboratory Corp. of America Holdings *	37,405	4,728

McKesson Corp.	58,440	7,905

Quest Diagnostics, Inc.	46,785	3,757

UnitedHealth Group, Inc.	341,015	85,042

Universal Health Services, Inc., Class B	28,689	2,842
		235,214

Home & Office Products – 0.4%

D.R. Horton, Inc. (New York Exchange)	119,852	4,075

Fortune Brands Home & Security, Inc.	49,772	2,153

Leggett & Platt, Inc.	44,505	1,187

Lennar Corp., Class A	101,557	3,880

Masco Corp.	103,366	3,573

Mohawk Industries, Inc. *	22,800	1,738

Newell Brands, Inc.	149,686	1,988

NVR, Inc. *	1,226	3,150

PulteGroup, Inc.	92,120	2,056

Snap-on, Inc.	19,245	2,094

Stanley Black & Decker, Inc.	54,255	5,426

Whirlpool Corp.	22,461	1,927
		33,247

Industrial Services – 0.2%

Fastenal Co.	205,139	6,410

United Rentals, Inc. *	27,850	2,866

W.W. Grainger, Inc.	15,783	3,922
		13,198

Institutional Financial Services – 1.3%

Bank of New York Mellon (The) Corp.	323,827	10,906

Cboe Global Markets, Inc.	40,141	3,582

CME Group, Inc.	129,088	22,321

Goldman Sachs Group (The), Inc.	115,582	17,868

Intercontinental Exchange, Inc.	202,332	16,338

Morgan Stanley	421,324	14,325

Nasdaq, Inc.	41,198	3,912

Northern Trust Corp. (1)	74,425	5,616

State Street Corp.	138,609	7,384

		102,252

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	117	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Insurance – 3.6%

Aflac, Inc.	263,907	$9,036

Allstate (The) Corp.	117,557	10,783

American International Group, Inc.	341,716	8,287

Aon PLC	84,762	13,989

Arthur J. Gallagher & Co.	65,946	5,375

Assurant, Inc.	21,593	2,248

Berkshire Hathaway, Inc., Class B *	707,577	129,366

Chubb Ltd.	163,361	18,246

Cincinnati Financial Corp.	53,739	4,054

Everest Re Group Ltd.	14,126	2,718

Globe Life, Inc.	35,989	2,590

Hartford Financial Services Group (The), Inc.	129,505	4,564

Lincoln National Corp.	75,600	1,990

Loews Corp.	102,151	3,558

Marsh & McLennan Cos., Inc.	182,000	15,736

MetLife, Inc.	284,355	8,693

Principal Financial Group, Inc.	92,192	2,889

Progressive (The) Corp.	209,368	15,460

Prudential Financial, Inc.	143,618	7,488

Travelers (The) Cos., Inc.	91,020	9,043

Unum Group	81,954	1,230

W.R. Berkley Corp.	52,133	2,720

Willis Towers Watson PLC	45,206	7,678
		287,741

Iron & Steel – 0.1%

Nucor Corp.	119,085	4,290

Leisure Products – 0.0%

Hasbro, Inc.	43,312	3,099

Machinery – 1.0%

Caterpillar, Inc.	202,144	23,457

Deere & Co.	112,449	15,536

Dover Corp.	51,937	4,359

Flowserve Corp.	51,527	1,231

IDEX Corp.	26,927	3,719

Illinois Tool Works, Inc.	105,100	14,937

Ingersoll Rand, Inc. *	125,201	3,105

Parker-Hannifin Corp.	45,902	5,955

Xylem, Inc.	63,381	4,128
		76,427

Media – 8.3%

Alphabet, Inc., Class A *	107,944	125,425

Alphabet, Inc., Class C *	108,902	126,632

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Media – 8.3% – continued

Booking Holdings, Inc. *	15,181	$20,423

Charter Communications, Inc., Class A *	58,009	25,310

Comcast Corp., Class A	1,627,213	55,944

Discovery, Inc., Class A *	62,081	1,207

Discovery, Inc., Class C *	136,291	2,391

DISH Network Corp., Class A *	99,622	1,991

Expedia Group, Inc.	49,840	2,804

Facebook, Inc., Class A *	868,625	144,887

Fox Corp., Class A	139,228	3,290

Fox Corp., Class B	63,780	1,459

Interpublic Group of (The) Cos., Inc.	152,107	2,463

Netflix, Inc. *	157,104	58,993

News Corp., Class A	151,488	1,360

News Corp., Class B	47,835	430

Omnicom Group, Inc.	77,744	4,268

Twitter, Inc. (New York Exchange) *	272,473	6,692

VeriSign, Inc. *	36,526	6,578

ViacomCBS, Inc., Class B	171,520	2,403

Walt Disney (The) Co.	648,252	62,621
		657,571

Medical Equipment & Devices – 4.6%

Abbott Laboratories	635,333	50,134

ABIOMED, Inc. *	17,825	2,587

Agilent Technologies, Inc.	110,279	7,898

Align Technology, Inc. *	28,552	4,967

Baxter International, Inc.	182,174	14,791

Becton Dickinson and Co.	96,402	22,150

Boston Scientific Corp. *	497,900	16,246

Cooper (The) Cos., Inc.	17,289	4,766

Danaher Corp.	229,185	31,722

DENTSPLY SIRONA, Inc.	88,064	3,420

Edwards Lifesciences Corp. *	75,342	14,211

Hologic, Inc. *	105,002	3,686

IDEXX Laboratories, Inc. *	30,793	7,459

Illumina, Inc. *	52,519	14,344

Intuitive Surgical, Inc. *	41,182	20,394

Medtronic PLC	484,326	43,677

Mettler-Toledo International, Inc. *	8,698	6,006

PerkinElmer, Inc.	43,632	3,285

ResMed, Inc.	51,404	7,571

STERIS PLC	29,093	4,072

Stryker Corp.	114,886	19,127

Teleflex, Inc.	16,609	4,864

Thermo Fisher Scientific, Inc.	144,047	40,852

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Medical Equipment & Devices – 4.6% – continued

Varian Medical Systems, Inc. *	31,725	$3,257

Waters Corp. *	23,858	4,343

Zimmer Biomet Holdings, Inc.	75,309	7,612
		363,441

Metals & Mining – 0.2%

Freeport-McMoRan, Inc.	482,908	3,260

Newmont Corp.	299,624	13,567
		16,827

Oil, Gas & Coal – 2.6%

Apache Corp.	113,342	474

Baker Hughes Co.	252,971	2,656

Cabot Oil & Gas Corp.	164,352	2,825

Chevron Corp.	678,005	49,128

Concho Resources, Inc.	63,150	2,706

ConocoPhillips	419,675	12,926

Devon Energy Corp.	103,139	713

Diamondback Energy, Inc.	64,047	1,678

EOG Resources, Inc.	227,975	8,189

Exxon Mobil Corp.	1,524,819	57,897

Halliburton Co.	337,596	2,313

Helmerich & Payne, Inc.	42,987	673

Hess Corp.	101,664	3,385

HollyFrontier Corp.	59,476	1,458

Kinder Morgan, Inc.	634,908	8,838

Marathon Oil Corp.	219,653	723

Marathon Petroleum Corp.	235,089	5,553

National Oilwell Varco, Inc.	111,228	1,093

Noble Energy, Inc.	143,821	869

Occidental Petroleum Corp.	343,494	3,978

ONEOK, Inc.	146,918	3,204

Phillips 66	160,177	8,593

Pioneer Natural Resources Co.	65,656	4,606

Schlumberger Ltd.	464,605	6,267

TechnipFMC PLC (New York Exchange)	164,862	1,111

Valero Energy Corp.	157,097	7,126

Williams (The) Cos., Inc.	476,104	6,737
		205,719

Passenger Transportation – 0.2%

Alaska Air Group, Inc.	48,009	1,367

American Airlines Group, Inc.	130,667	1,593

Delta Air Lines, Inc.	204,281	5,828

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Passenger Transportation – 0.2% – continued

Southwest Airlines Co.	173,336	$6,173

United Airlines Holdings, Inc. *	78,903	2,489
		17,450

Real Estate – 0.1%

CBRE Group, Inc., Class A *	120,108	4,529

Real Estate Investment Trusts – 2.9%

Alexandria Real Estate Equities, Inc.	44,364	6,081

American Tower Corp.	160,332	34,912

Apartment Investment & Management Co., Class A	52,972	1,862

AvalonBay Communities, Inc.	49,857	7,338

Boston Properties, Inc.	56,467	5,208

Crown Castle International Corp.	148,451	21,436

Digital Realty Trust, Inc.	95,069	13,206

Duke Realty Corp.	141,982	4,597

Equinix, Inc.	31,053	19,395

Equity Residential	124,408	7,677

Essex Property Trust, Inc.	23,092	5,086

Extra Space Storage, Inc.	44,457	4,257

Federal Realty Investment Trust	20,205	1,508

Healthpeak Properties, Inc.	165,121	3,938

Host Hotels & Resorts, Inc.	286,718	3,165

Iron Mountain, Inc.	112,780	2,684

Kimco Realty Corp.	165,807	1,603

Mid-America Apartment Communities, Inc.	40,573	4,180

Prologis, Inc. (New York Exchange)	267,027	21,461

Public Storage (New York Exchange)	53,425	10,611

Realty Income Corp.	123,950	6,180

Regency Centers Corp.	59,835	2,300

SBA Communications Corp.	41,685	11,254

Simon Property Group, Inc.	120,969	6,636

SL Green Realty Corp.	32,375	1,395

UDR, Inc.	104,554	3,821

Ventas, Inc.	128,927	3,455

Vornado Realty Trust	58,006	2,100

Welltower, Inc. (New York Exchange)	144,688	6,624

Weyerhaeuser Co.	292,620	4,960
		228,930

Recreational Facilities & Services – 0.0%

Live Nation Entertainment, Inc. *	46,314	2,105

Retail – Consumer Staples – 2.0%

Costco Wholesale Corp.	158,522	45,199

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	119	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Retail – Consumer Staples – 2.0% – continued

Dollar General Corp.	92,593	$13,983

Dollar Tree, Inc. *	84,556	6,212

Kroger (The) Co.	278,100	8,376

Target Corp.	183,802	17,088

Walgreens Boots Alliance, Inc.	266,704	12,202

Walmart, Inc.	514,483	58,456
		161,516

Retail – Discretionary – 6.0%

Advance Auto Parts, Inc.	28,043	2,617

Amazon.com, Inc. *	150,197	292,842

AutoZone, Inc. *	8,789	7,436

Best Buy Co., Inc.	82,829	4,721

CarMax, Inc. *	59,141	3,184

eBay, Inc.	306,857	9,224

Gap (The), Inc.	70,258	495

Genuine Parts Co.	51,501	3,468

Home Depot (The), Inc.	394,255	73,611

Kohl’s Corp.	58,839	858

L Brands, Inc.	73,526	850

Lowe’s Cos., Inc.	276,632	23,804

Macy’s, Inc.	91,786	451

Nordstrom, Inc.	41,988	644

O’Reilly Automotive, Inc. *	27,324	8,226

Ross Stores, Inc.	130,140	11,318

Tiffany & Co.	42,706	5,530

TJX (The) Cos., Inc.	431,597	20,635

Tractor Supply Co.	42,590	3,601

Ulta Beauty, Inc. *	20,480	3,598
		477,113

Semiconductors – 4.4%

Advanced Micro Devices, Inc. *	423,198	19,247

Analog Devices, Inc.	130,615	11,710

Applied Materials, Inc.	330,618	15,149

Broadcom, Inc.	143,019	33,910

Intel Corp.	1,595,438	86,345

IPG Photonics Corp. *	14,002	1,544

KLA Corp.	56,972	8,189

Lam Research Corp.	51,716	12,412

Maxim Integrated Products, Inc.	96,967	4,713

Microchip Technology, Inc.	85,205	5,777

Micron Technology, Inc. *	394,175	16,579

NVIDIA Corp.	218,618	57,628

Qorvo, Inc.*	46,268	3,730

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Semiconductors – 4.4% – continued

QUALCOMM, Inc.	411,317	$27,826

Skyworks Solutions, Inc.	66,554	5,949

Texas Instruments, Inc.	335,373	33,514

Xilinx, Inc. (NASDAQ Exchange)	88,766	6,918
		351,140

Software – 9.0%

Activision Blizzard, Inc.	274,229	16,311

Adobe, Inc. (NASDAQ Exchange) *	174,420	55,507

Akamai Technologies, Inc. *	58,945	5,393

ANSYS, Inc. (NASDAQ Exchange) *	30,318	7,048

Autodesk, Inc. (NASDAQ Exchange) *	77,951	12,168

Cadence Design Systems, Inc. *	99,660	6,582

Cerner Corp.	113,684	7,161

Citrix Systems, Inc.	44,231	6,261

Electronic Arts, Inc. *	105,514	10,569

Fortinet, Inc. *	55,749	5,640

Intuit, Inc. (NASDAQ Exchange)	93,616	21,532

Microsoft Corp.	2,759,718	435,234

NortonLifeLock, Inc.	223,351	4,179

Oracle Corp.	792,653	38,309

Paycom Software, Inc. *	17,741	3,584

salesforce.com, Inc. *	319,145	45,951

ServiceNow, Inc. *	68,022	19,494

Synopsys, Inc. *	53,716	6,918

Take-Two Interactive Software, Inc. *	40,430	4,795
		712,636

Specialty Finance – 4.2%

Alliance Data Systems Corp.	12,154	409

American Express Co.	242,961	20,800

Capital One Financial Corp.	179,060	9,028

Discover Financial Services	113,671	4,055

Fidelity National Information Services, Inc.	220,664	26,842

Fiserv, Inc. *	205,516	19,522

FleetCor Technologies, Inc. *	31,000	5,783

Global Payments, Inc.	107,161	15,456

Jack Henry & Associates, Inc.	27,006	4,192

Mastercard, Inc., Class A	321,793	77,732

PayPal Holdings, Inc. *	422,712	40,470

Synchrony Financial	226,649	3,647

Visa, Inc., Class A	623,526	100,462

Western Union (The) Co.	166,512	3,019
		331,417

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Technology Services – 2.5%

Accenture PLC, Class A	230,441	$37,622

Automatic Data Processing, Inc.	156,496	21,390

Broadridge Financial Solutions, Inc. ADR	40,407	3,832

CDW Corp.	51,682	4,820

Cognizant Technology Solutions Corp., Class A	196,219	9,118

DXC Technology Co.	87,571	1,143

Equifax, Inc.	47,486	5,672

Gartner, Inc. *	35,407	3,526

IHS Markit Ltd.	143,716	8,623

International Business Machines Corp.	318,324	35,312

Leidos Holdings, Inc.	48,273	4,424

MarketAxess Holdings, Inc.	13,446	4,472

Moody’s Corp.	58,109	12,290

MSCI, Inc.	30,246	8,740

Nielsen Holdings PLC	139,714	1,752

Paychex, Inc.	116,631	7,338

S&P Global, Inc.	88,547	21,698

Verisk Analytics, Inc.	58,349	8,133
		199,905

Telecom – 2.1%

AT&T, Inc.	2,628,834	76,630

CenturyLink, Inc.	339,332	3,210

T-Mobile U.S., Inc. *	112,490	9,438

Verizon Communications, Inc.	1,490,152	80,066
		169,344

Transportation & Logistics – 1.5%

C.H. Robinson Worldwide, Inc.	47,413	3,139

CSX Corp.	285,019	16,332

Expeditors International of Washington, Inc.	58,214	3,884

FedEx Corp.	91,894	11,143

JB Hunt Transport Services, Inc.	29,634	2,733

Kansas City Southern	35,800	4,553

Norfolk Southern Corp.	94,054	13,732

Old Dominion Freight Line, Inc.	34,645	4,547

Union Pacific Corp.	252,988	35,681

United Parcel Service, Inc., Class B	250,756	23,426
		119,170

Transportation Equipment – 0.2%

Cummins, Inc.	56,333	7,623

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Transportation Equipment – 0.2% – continued

PACCAR, Inc.	123,943	$7,577

Westinghouse Air Brake Technologies Corp.	71,538	3,443
		18,643

Utilities – 3.5%

AES Corp.	260,773	3,547

Alliant Energy Corp.	82,424	3,980

Ameren Corp.	86,543	6,303

American Electric Power Co., Inc.	175,853	14,065

American Water Works Co., Inc.	66,750	7,981

Atmos Energy Corp.	40,817	4,050

CenterPoint Energy, Inc.	197,281	3,048

CMS Energy Corp.	100,987	5,933

Consolidated Edison, Inc.	118,053	9,208

Dominion Energy, Inc.	297,049	21,444

DTE Energy Co.	63,536	6,034

Duke Energy Corp.	260,144	21,040

Edison International	127,272	6,973

Entergy Corp.	75,235	7,070

Evergy, Inc.	82,895	4,563

Eversource Energy	115,106	9,002

Exelon Corp.	341,478	12,570

FirstEnergy Corp.	205,578	8,238

NextEra Energy, Inc.	180,331	43,391

NiSource, Inc.	146,656	3,662

NRG Energy, Inc.	99,378	2,709

Pinnacle West Capital Corp.	38,927	2,950

PPL Corp.	283,711	7,002

Public Service Enterprise Group, Inc.	179,891	8,079

Sempra Energy	99,810	11,278

Southern (The) Co.	379,999	20,573

WEC Energy Group, Inc.	119,043	10,491

Xcel Energy, Inc.	183,379	11,058
		276,242

Waste & Environment Services & Equipment – 0.3%

Pentair PLC	66,012	1,965

Republic Services, Inc.	76,937	5,775

Waste Management, Inc.	140,884	13,040
		20,780
Total Common Stocks
(Cost $4,066,376)		7,748,950

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	121	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.8%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40 (2)(3)	148,696,762	$148,697
Total Investment Companies
(Cost $148,696)		148,697

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 1.00%, 7/16/20 (4)(5)	$20,485	$20,480
Total Short-Term Investments
(Cost $20,425)		20,480

Total Investments – 99.8%
(Cost $4,235,497)		7,918,127

Other Assets less Liabilities – 0.2%		15,095
NET ASSETS – 100.0%		$7,933,222

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day current yield as of March 31, 2020 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s)(1)

E-Mini S&P 500	1,402	$180,136	Long	6/20	$(2,720)

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	10.7%
Consumer Discretionary	9.8
Consumer Staples	7.8
Energy	2.7
Financials	11.0
Health Care	15.3
Industrials	8.2
Information Technology	25.5
Materials	2.4
Real Estate	3.0
Utilities	3.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$7,748,950	$–	$–	$7,748,950
Investment Companies	148,697	–	–	148,697
Short-Term Investments	–	20,480	–	20,480
Total Investments	$7,897,647	$20,480	$–	$7,918,127

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(2,720)	$–	$–	$(2,720)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2020

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a

NORTHERN FUNDS ANNUAL REPORT	123	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2020, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Emerging Markets Equity Index	Long	Liquidity

Global Real Estate Index	Long	Liquidity

Global Sustainability Index	Long	Liquidity

International Equity Index	Long	Liquidity

Mid Cap Index	Long	Liquidity

Small Cap Index	Long	Liquidity

Stock Index	Long	Liquidity

At March 31, 2020, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Mid Cap Index, Small Cap Index and Stock Index Funds was approximately $4,264,000, $2,399,000 and $20,480,000, respectively. At March 31, 2020, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index and Stock Index Funds was approximately $7,227,000, $5,375,000, $1,437,000, $12,407,000 and $7,425,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to forward foreign currency exchange transactions that were outstanding as of March 31, 2020 for the Emerging Markets Equity Index Fund, approximately $70,000 was received by Fund as collateral and is included in Due to broker on the Statements of Assets and Liabilities.

EQUITY INDEX FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2020

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2020, were approximately $12,000, $3,000, $5,000 and $1,000 for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. Redemption fees were approximately $5,000, $4,000, $5,000 and $7,000 for the fiscal year ended March 31, 2019, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. These amounts are included in Payments for Shares Redeemed in Note 8—Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

International Equity Index	Annually

Mid Cap Index	Annually

Small Cap Index	Annually

Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2020, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Emerging Markets Equity Index	$ (39)	$ 39	$ –

Global Real Estate Index	1,682	5,802	(7,484)

Global Sustainability Index	(73)	73	–

International Equity Index	(1,477)	1,188	289

Small Cap Index	692	(944)	252

Stock Index	(64)	(467)	530

NORTHERN FUNDS ANNUAL REPORT	125	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption Deferred foreign capital gains tax payable and as a reduction in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in Net realized gains (losses) on Investments. The Funds seek to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statements of Assets and Liabilities under the caption Receivable for foreign tax reclaims.

For the period from November 1, 2019 through March 31, 2020, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year:

Amounts in thousands

Global Sustainability Index	$1,020

Small Cap Index	14,069

Stock Index	5,477

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Emerging Markets Equity Index	$34,145	$400,105

International Equity Index *	28,357	501,379

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

During the taxable year ended November 30, 2019, the Global Real Estate Index Fund utilized approximately $7,115,000 in capital loss carryforwards.

The Global Real Estate Index Fund had approximately $6,230,000 of capital loss carryforwards expire during the taxable year ended November 30, 2019.

At March 31, 2020, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Emerging Markets Equity Index	$6,833	$ –	$184,481

Global Sustainability Index	3,528	–	12,160

International Equity Index	22,771	–	(25,218)

Mid Cap Index	7,994	6,470	(117,597)

Small Cap Index	3,015	75	9,735

Stock Index	4,896	–	3,578,137

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2019, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Global Real Estate Index	$53,178	$–	$450,479

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

EQUITY INDEX FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2020

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$76,000	$ –

Global Sustainability Index	15,009	6,408

International Equity Index	172,000	–

Mid Cap Index	34,000	20,750

Small Cap Index	15,500	7,300

Stock Index	173,198	68,627

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$64,999	$–

Global Sustainability Index	9,205	5,631

International Equity Index	170,000	–

Mid Cap Index	39,749	132,336

Small Cap Index	21,348	94,784

Stock Index	156,546	194,242

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2019 and November 30, 2018 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2019 AND NOVEMBER 30, 2018 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME *	LONG-TERM CAPITAL GAINS

Global Real Estate Index (2019)	$53,911	$–

Global Real Estate Index (2018)	87,381	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2019 through March 31, 2020 will be determined at the end of its tax year.

As of March 31, 2020, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent

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NOTES TO THE FINANCIAL STATEMENTS continued

on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

During the fiscal year ended March 31, 2020, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Emerging Markets Equity Index	$26,700	3.19%

Global Real Estate Index	2,300	2.03

Global Sustainability Index	1,967	2.79

No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2020. There were no outstanding loan amounts at March 31, 2020.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.21%	0.30%

Global Real Estate Index	0.40%	0.50%

Global Sustainability Index	0.18%	0.30%

International Equity Index	0.18%	0.25%

Mid Cap Index	0.13%	0.15%

Small Cap Index	0.13%	0.15%

Stock Index	0.08%	0.10%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2020. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

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Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2020, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2020, the Funds did not engage in any purchases and/or sales of securities from an affiliated entity.

During the fiscal year ended March 31, 2020, International Equity Index Fund received reimbursements from The Northern Trust Company of approximately $69,000 in connection with an error. This reimbursement is included in Net investment income in the Statements of Operations and Statements of Changes in Net Assets and in Net investment income in the Financial Highlights. The cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Emerging Markets Equity Index	$–	$1,062,879	$–	$1,824,737

Global Real Estate Index	–	439,592	–	151,075

Global Sustainability Index	–	246,222	–	101,394

International Equity Index	–	530,107	–	915,874

Mid Cap Index	–	416,171	–	408,845

Small Cap Index	–	233,916	–	211,876

Stock Index	–	521,808	–	457,424

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Emerging Markets Equity Index	$449,806	$(264,979)	$184,827	$1,365,277
Global Real Estate Index	290,231	(466,466)	(176,235)	1,929,909
Global Sustainability Index	95,484	(83,350)	12,134	671,462

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
International Equity Index	$737,585	$(762,635)	$(25,050)	$4,085,299
Mid Cap Index	329,235	(446,833)	(117,598)	1,824,665
Small Cap Index	231,900	(222,164)	9,736	878,625
Stock Index	3,935,210	(357,073)	3,578,137	4,337,270

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	32,561	$367,393	1,582	$19,112	(100,310)	$(1,115,107)	(66,167)	$(728,602)
Global Real Estate Index	61,402	667,542	1,637	17,522	(35,685)	(350,087)	27,354	334,977
Global Sustainability Index	24,705	363,542	892	13,784	(16,165)	(236,009)	9,432	141,317
International Equity Index	64,405	748,418	1,923	24,345	(99,531)	(1,124,552)	(33,203)	(351,789)
Mid Cap Index	26,990	473,955	1,540	29,630	(31,253)	(530,071)	(2,723)	(26,486)
Small Cap Index	21,657	256,854	887	11,732	(20,463)	(236,123)	2,081	32,463
Stock Index	40,154	1,370,565	2,734	96,446	(34,966)	(1,195,902)	7,922	271,109

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	80,615	$932,873	1,507	$15,872	(92,026)	$(1,046,495)	(9,904)	$(97,750)
Global Real Estate Index	47,461	490,279	1,088	11,315	(41,034)	(424,830)	7,515	76,764
Global Sustainability Index	22,294	302,418	813	10,008	(6,301)	(86,507)	16,806	225,919
International Equity Index	103,728	1,224,427	2,382	25,532	(142,566)	(1,684,642)	(36,456)	(434,683)
Mid Cap Index	26,427	492,006	8,869	137,470	(28,508)	(517,541)	6,788	111,935
Small Cap Index	20,383	273,115	9,160	96,909	(24,255)	(313,847)	5,288	56,177
Stock Index	48,464	1,554,232	7,154	207,290	(44,082)	(1,412,645)	11,536	348,877

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Emerging Markets Equity Index	Northern Institutional Funds –U.S. Government Portfolio (Shares)	$23,521	$465,800	$479,772	$–	$–	$358	$9,549	9,548,812

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Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)		NET REALIZED GAINS (LOSSES)		DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Global Real Estate Index	Northern Institutional Funds – U.S. Government Portfolio (Shares)	$7,610	$457,345	$464,652	$–		$–		$ 439	$303	303,484

Global Sustainability Index	Northern Institutional Funds – U.S. Government Portfolio (Shares)	18,242	249,102	260,493	–		–		144	6,851	6,851,409

	Northern Trust Corp.	547	167	13	(123)		(1)		20	577	7,645

	Total	$18,789	$249,269	$260,506		$(123)		$(1)	$ 164	$7,428	6,859,054

International Equity Index	Northern Institutional Funds – U.S. Government Portfolio (Shares)	21,583	466,323	449,592	–		–		388	38,314	38,314,472

Mid Cap Index	Northern Institutional Funds – U.S. Government Portfolio (Shares)	70,849	347,659	403,845	–		–		1,064	14,663	14,662,646

Small Cap Index	Northern Institutional Funds – U.S. Government Portfolio (Shares)	12,735	180,296	187,805	–		–		442	5,226	5,225,672

Stock Index	Northern Institutional Funds – U.S. Government Portfolio (Shares)	64,283	943,887	859,473	–		–		2,681	148,697	148,696,762

	Northern Trust Corp.	7,050	315	682	(1,097)		30		207	5,616	74,425

	Total	$71,333	$944,202	$860,155		$(1,097)	$30		$2,888	$154,313	148,771,187

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2020:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Emerging Markets Equity Index	Equity contracts	Net Assets – Net unrealized appreciation	$2,615	*	Net Assets – Net unrealized depreciation	$–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	233		Unrealized depreciation on forward foreign currency exchange contracts	(45)

Global Real Estate Index	Equity contracts	Net Assets – Net unrealized appreciation	881	*	Net Assets – Net unrealized depreciation	–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	11		Unrealized depreciation on forward foreign currency exchange contracts	(20)

Global Sustainability Index	Equity contracts	Net Assets – Net unrealized appreciation	319	*	Net Assets – Net unrealized depreciation	(34)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	9		Unrealized depreciation on forward foreign currency exchange contracts	(39)

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NOTES TO THE FINANCIAL STATEMENTS continued

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

International Equity Index	Equity contracts	Net Assets – Net unrealized appreciation	$9,816	*	Net Assets – Net unrealized depreciation	$–

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	1,082		Unrealized depreciation on forward foreign currency exchange contracts	(778)

Mid Cap Index	Equity contracts	Net Assets – Net unrealized appreciation	1,054	*	Net Assets – Net unrealized depreciation	–

Small Cap Index	Equity contracts	Net Assets – Net unrealized appreciation	605	*	Net Assets – Net unrealized depreciation	–

Stock Index	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(2,720	)*

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2020, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	BNP	$123		$–	$–	$123
	Goldman Sachs	89		–	(70)	19
	Morgan Stanley	11		(11)	–	–
	Toronto-Dominion Bank	10		–	–	10
	Total	$233		$(11)	$(70)	$152
Global Real Estate Index	BNY Mellon	$1		$–	$–	$1
	Citibank	4		(2)	–	2
	Morgan Stanley	6		(6)	–	–
	Total	$11		$(8)	$–	$ 3
Global Sustainability Index	Citibank	$9		$(9)	$–	$–
	Goldman Sachs	–	*	–	–	–	*
	Total	$9		$(9)	$–	$ –	*
International Equity Index	BNY Mellon	$15		$–	$–	$15
	Citibank	60		(15)	–	45
	Goldman Sachs	21		(21)	–	–
	JPMorgan Chase	865		(106)	–	759
	Morgan Stanley	120		(120)	–	–

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			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
	Toronto-Dominion Bank	$1	$(1)	$–	$ –
	Total	$1,082	$(263)	$–	$819

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Emerging Markets Equity Index	Citibank	$(31)	$–	$–	$ (31)
	Morgan Stanley	(14)	11	–	(3)
	Total	$ (45)	$ 11	$–	$ (34)
Global Real Estate Index	Citibank	$(2)	$2	$–	$ –
	Goldman Sachs	(1)	–	–	(1)
	JPMorgan Chase	(5)	–	–	(5)
	Morgan Stanley	(12)	6	–	(6)
	Total	$ (20)	$8	$–	$ (12)
Global Sustainability Index	BNP	$ (5)	$–	$–	$ (5)
	Citibank	(11)	9	–	(2)
	JPMorgan Chase	(15)	–	–	(15)
	Morgan Stanley	(8)	–	–	(8)
	Total	$ (39)	$9	$–	$ (30)
International Equity Index	Citibank	$(15)	$ 15	$–	$ –
	Goldman Sachs	(29)	21	–	(8)
	JPMorgan Chase	(106)	106	–	–
	Morgan Stanley	(626)	120	–	(506)
	Toronto-Dominion Bank	(2)	1	–	(1)
	Total	$(778)	$263	$–	$(515)

*	Amount rounds to less than one thousand.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2020:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$(8,936)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	485

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	(9,404)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	58

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	(3,154)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(14)

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	(19,503)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(1,101)

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(10,867)

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NOTES TO THE FINANCIAL STATEMENTS continued

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	(12,630)

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	(32,162)
		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,251

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	76

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	514

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(9)

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	38

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(13)

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	8,991

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	449

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(64)

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	477

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(5,012)

Volume of derivative activity for the fiscal year ended March 31, 2020*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Emerging Markets Equity Index	132	$1,206	125	$2,708

Global Real Estate Index	94	724	911	638

Global Sustainability Index	196	361	642	343

International Equity Index	271	2,017	268	2,729

Mid Cap Index	–	–	203	2,469

Small Cap Index	–	–	198	1,394

Stock Index	–	–	229	7,306

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

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MARCH 31, 2020

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011 the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit named Northern Funds as a defendant in the U.S. District Count for the Southern District of New York (Deutsche Bank Trust Co. et al. v Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which were granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court; however, the Supreme Court issued a statement indicating a potential lack of a quorum and informing the parties that the Second Circuit or District Court could provide relief based on the Supreme Court decision in Merit Management Group, LP v. FTI Consulting, Inc. The Plaintiffs filed a motion with the Second Circuit to recall the mandate and vacate the Second Circuit decision, and the Second Circuit recalled the mandate on May 15, 2018. On December 19, 2019, the Second Circuit issued an amended decision that affirmed dismissal of the constructive fraudulent transfer claims, holding that the safe harbor of Section 546(e) of the Bankruptcy Code applies. On February 6, 2020, the Second Circuit denied plaintiffs’ petition for a rehearing en banc. Plaintiffs may file a Petition for Writ of Certiorari with the United States Supreme Court to seek review of the Second Circuit’s amended decision.

The motion to dismiss the Committee Action was also granted by the District Court. The Plaintiff in the Committee Action also sought from the District Court leave to amend the complaint with an additional claim for constructive fraudulent transfer based upon the decision in Merit Management. The motion for leave to amend was denied on April 23, 2019. On June 13, 2019, the

District Court entered a final judgment on the claim dismissed. On July 12, 2019, the Trustee filed a notice of appeal stating that it was appealing the final judgment and the April 23, 2019 decision and related orders to the Second Circuit Court of Appeals. The Trustee’s appeal brief was filed in January 2020, opposition briefs were filed in April 2020, and reply briefs are due to be filed in May 2020.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the Northern Institutional Funds Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s NAV. The Fund intends to vigorously defend these actions.

On or about February 14, 2020, Marc S. Kirschner, as Trustee for NWHI Litigation Trust (“Litigation Trustee”) and Wilmington Savings Fund Society, FSB, as indenture Trustee (“Indenture Trustee”) for several series of notes issued by Nine West Holdings, Inc. (“Nine West”), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District Court for the Northern District of Illinois against a group of defendants that includes three Northern Funds that had invested in The Jones Group Inc. (“Jones Group”) including the Small Cap Index Fund. The claim stems from a series of merger transactions (“Transactions”) entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The Fund allegedly received $683,610 as a result of the Transactions. The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were fraudulent conveyances. The Funds intend to vigorously defend themselves against this action.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

14. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

EQUITY INDEX FUNDS	136	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the seven portfolios constituting the Northern Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2020 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2019, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Global Sustainability Index	$0.126020

Mid Cap Index	0.161661

Small Cap Index	0.075459

Stock Index	0.257894

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2020 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Emerging Markets Equity Index	0.19%

Global Sustainability Index	52.65%

Mid Cap Index	81.76%

Small Cap Index	60.31%

Stock Index	94.20%

A percentage of the dividends distributed during the calendar year ended December 31, 2019 for the following Fund qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE

Global Real Estate Index	0.01%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME

Emerging Markets Equity Index	$0.0430	$0.4741

Global Real Estate Index	0.0016	0.3614

International Equity Index	0.0325	0.3956

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2020:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Mid Cap Index	$6,470

Small Cap Index	75

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2020, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2019:

QDI PERCENTAGE

Emerging Markets Equity Index	73.49%

Global Sustainability Index	100.00%

International Equity Index	95.68%

Mid Cap Index	90.46%

Small Cap Index	78.36%

Stock Index	99.21%

Under the Act, the following percentage of ordinary dividends paid during the calendar year ended December 31, 2019, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2019:

QDI PERCENTAGE

Global Real Estate Index	16.98%

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EQUITY INDEX FUNDS

LIQUIDIT Y RISK MANAGEMENT PROGRAM	MARCH 31, 2020 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 13-14, 2019, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from December 1, 2018 to September 30, 2019 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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EQUITY INDEX FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 - 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 125), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 129), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.30%	$1,000.00	$ 846.80	$1.39
Hypothetical	0.30%	$1,000.00	$1,023.50	$1.52

GLOBAL REAL ESTATE INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.47%	$1,000.00	$ 749.70	$2.06
Hypothetical	0.47%	$1,000.00	$1,022.65	$2.38

GLOBAL SUSTAINABILITY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.28%	$1,000.00	$ 870.60	$1.31
Hypothetical	0.28%	$1,000.00	$1,023.60	$1.42

INTERNATIONAL EQUITY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.26%	$1,000.00	$ 834.50	$1.19
Hypothetical	0.26%	$1,000.00	$1,023.70	$1.32

MID CAP INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.15%	$1,000.00	$ 752.10	$0.66
Hypothetical	0.15%	$1,000.00	$1,024.25	$0.76

SMALL CAP INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.15%	$1,000.00	$ 760.90	$0.66
Hypothetical	0.15%	$1,000.00	$1,024.25	$0.76

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2020 (UNAUDITED)

STOCK INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.10%	$1,000.00	$876.10	$0.47
Hypothetical	0.10%	$1,000.00	$1,024.50	$0.51

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

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EQUITY INDEX FUNDS

MARCH 31, 2020 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow — 2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company — 29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

EQUITY INDEX FUNDS	144	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	145	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EMERGING MARKETS EQUITY INDEX FUND[2,3,4,6,8,10]	MID CAP INDEX FUND[3,6,10]
GLOBAL REAL ESTATE INDEX FUND[1,2,3,4,5,6,7,8,10]	SMALL CAP INDEX FUND[3,8,10]
GLOBAL SUSTAINABILITY INDEX FUND[1,3,4,5,6,9,10]	STOCK INDEX FUND[3,5,10]
INTERNATIONAL EQUITY INDEX FUND[3,4,5,6,8,10]

1  Depositary Receipts Risk: Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with nonuniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market and liquidity risks. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depository receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

2 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

3 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

5 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

6 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

7 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

8 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

9 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

10 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions may have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its index. During periods of market disruption, a Fund’s benchmark index may postpone periodic rebalancing, causing the index, and in turn the Fund, to deviate from the index stated methodology and experience returns different from those that would have been achieved under a normal rebalancing or reconstitution schedule.

EQUITY INDEX FUNDS	146	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	147	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	148	NORTHERN FUNDS ANNUAL REPORT

NORTHERN FIXED INCOME FUNDS
ANNUAL REPORT
MARC H 31, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND
Ticker Symbol: NOCBX

34	FIXED INCOME FUND
Ticker Symbol: NOFIX

46	HIGH YIELD FIXED INCOME FUND
Ticker Symbol: NHFIX

56	SHORT BOND FUND
Ticker Symbol: BSBAX

66	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Ticker Symbol: NSIUX

68	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NTAUX

86	ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NUSFX

98	U.S. GOVERNMENT FUND
Ticker Symbol: NOUGX

100	NOTES TO THE FINANCIAL STATEMENTS

111	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

112	TAX INFORMATION

113	LIQUIDITY RISK MANAGEMENT PROGRAM

114	FUND EXPENSES

116	TRUSTEES AND OFFICERS

120	INVESTMENT CONSIDERATIONS

124	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND *	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2020 represented a tale of two markets. The Fund’s return of 6.57% for the fiscal year underperformed the benchmark Bloomberg Barclays U.S. Aggregate Bond Index return of 8.93%, largely due to the March 2020 rout in risk assets. Much of calendar year 2019 saw risk assets rally based on monetary easing, significant demand for positively yielding assets, and hopes for a resolution to the U.S./China trade war. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during 2019, citing a lack of inflation and slowing global growth, while investor demand for yield supported fixed-income assets. The market’s positive tone then abruptly changed during the first quarter of 2020, as the spread of COVID-19 along with the Saudi Arabia/Russia oil price war badly hurt investor sentiment, as much of the world’s population was gradually placed into quarantine. The projected global economic toll sent risk markets into a tailspin, with equities falling more than 30% from their highs, while the interest rate spreads of risk assets widened dramatically, negatively affecting fixed-income liquidity. The Fed was quick to act, cutting short-term rates to near zero, and announcing quantitative easing measures to support asset prices. The Fed’s actions, along with the U.S. Congress’ $2.3 trillion fiscal stimulus package, eased market stress, and helped risk assets to rebound somewhat off their lows by the end of March 2020.

The Fund began the fiscal year with an overweight to risk assets and a bias towards above-benchmark duration, on the view that Fed rate cuts would exceed market expectations. Stable domestic growth paired with global demand for yield supported investment-grade and high-yield credit markets throughout 2019 and the first six weeks of 2020. The sudden crisis caused by the spread of COVID-19 and the significant drop in oil prices caused credit spreads to widen during the month of March 2020.

The Fund’s overweight to investment-grade corporate bonds weighed on performance. Security selection within corporate credit further detracted from overall performance despite the Fund’s up-in-quality positioning and preference for financials over industrials, as investors exited the most liquid instruments. The Fund’s long-duration bias contributed positively to relative return.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		SINCE INCEPTION 03/29/01

CORE BOND FUND	6.57%	2.60%	3.74	% *	4.46	% *

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	8.93	3.36	3.89		4.70

*

The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $ 10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2020 represented a tale of two markets. The Fund’s return of 5.11% for the fiscal year underperformed the benchmark Bloomberg Barclays U.S. Aggregate Bond Index return of 8.93%, largely due to the March 2020 rout in risk assets. Much of calendar year 2019 saw risk assets rally based on monetary easing, significant demand for positively yielding assets, and hopes for a resolution to the U.S./China trade war. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during 2019, citing a lack of inflation and slowing global growth, while investor demand for yield supported fixed-income assets. The market’s positive tone then abruptly changed during the first quarter of 2020, as the spread of COVID-19 along with the Saudi Arabia/Russia oil price war badly hurt investor sentiment, as much of the world’s population was gradually placed into quarantine. The projected global economic toll sent risk markets into a tailspin, with equities falling more than 30% from their highs, while the interest rate spreads of risk assets widened dramatically, negatively affecting fixed-income liquidity. The Fed was quick to act, cutting short-term rates to near zero, and announcing quantitative easing measures to support asset prices. The Fed’s actions, along with the U.S. Congress’ $2.3 trillion fiscal stimulus package, eased market stress, and helped risk assets to rebound somewhat off their lows by the end of March 2020.

The Fund began its fiscal year with an overweight to risk assets and a bias towards above-benchmark duration on the view that Fed rate cuts would exceed market expectations. Stable domestic growth paired with global demand for yield supported investment-grade and high-yield credit markets throughout 2019 and the first six weeks of 2020. The sudden crisis caused by the spread of COVID-19 and the significant drop in oil prices caused credit spreads to widen during the month of March 2020.

The Fund’s overweight to investment-grade and high-yield corporate bonds weighed on performance. Security selection within corporate credit further detracted from overall performance despite the Fund’s up-in-quality positioning across investment-grade issues, as investors exited the most liquid instruments. The Fund’s long-duration bias contributed positively to relative return.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

FIXED INCOME FUND	5.11%	2.50%	3.73%	4.94%

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	8.93	3.36	3.89	5.47

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $ 10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield market returned -6.94% in the 12-month reporting period ended March 31, 2020, as gauged by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The High Yield Fixed Income Fund returned -9.96% during the same period.

The 12-month period ended March 31, 2020 was characterized by slowing global growth stemming in part from trade tensions, but corporate earnings remained positive for the majority of the period. However, higher-risk assets subsequently sold off at a historic pace and magnitude in February and March 2020 as investors grappled with the economic impacts of the COVID-19 pandemic and the free fall in oil prices. In response, the U.S. Federal Reserve (the “Fed”) cut short-term interest rates near zero and announced measures to boost market liquidity. In addition, the U.S. Congress swiftly enacted legislation to support small businesses and consumers. These actions, together with the Fed’s intervention in credit markets, eased investor concerns and helped to fuel a recovery in high-yield bonds in the final week of March 2020. Higher-rated issuers provided the best performance over the fiscal year. BB-rated bonds returned -3.27%, ahead of the -6.80% return of B-rated securities. CCC and CA-D rated bonds returned -18.26% and -27.81%, respectively.

The Fund was overweight in B-rated securities and modestly overweight in CCC-rated issues throughout the 12-month period. Conversely, the Fund had a material underweight in BB-rated securities. Given the trends in the broader market, these aspects of the Fund’s positioning detracted from performance. Overweights in the financial, pharmaceutical and utility industries contributed, but overweights in metals & mining and energy detracted from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98

HIGH YIELD FIXED INCOME FUND	(9.96)%	1.22%	4.53%	5.00%

BLOOMBERG BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	(6.94)	2.79	5.64	6.21

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $ 10,000 INVESTMENT

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Bloomberg Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND *	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2020, the Short Bond Fund returned 2.09%, versus the benchmark Bloomberg Barclays 1-3 Year U.S. Government/Credit Index return of 4.53%.

For the period, the Fund’s overweights to securitized investments and corporate credit detracted from performance, as did its underweight in U.S. Treasuries. Underperformance was also driven by historically poor returns for risk assets during February/March 2020, as 1-3 year corporate option-adjusted spreads widened from 40 basis points on February 12, 2020 to 261 basis points by March 31, 2020.

Through much of the period, risk assets had performed very well. The U.S. Federal Reserve (the “Fed”) cut interest rates in July, September and October 2019 to support the economy, and by November 2020, the United States and China had called a truce in their trade war. Equity markets were performing well, as were U.S. credit markets. After beginning 2020 at 55 basis points, 1-3 year corporate option-adjusted spreads had tightened to 40 basis points on February 12. At that time, however, it became clear that COVID-19, which had ravaged China and East Asia in January, had spread to Europe and was beginning to hit the United States. Governments across Western Europe and North America were forced to require citizens to stay home, and to shut down all non-essential economic activity. Extremely sharp financial market volatility soon followed. European and U.S. stocks entered bear market territory in a matter of days and fixed-income spreads widened across the board as liquidity dwindled. Almost immediately, the Fed and other global central banks announced record amounts of monetary stimulus, dwarfing the programs they had enacted in response to the 2008 financial crisis. Among other measures, the Fed cut short-term rates by 1.5 percentage points and restarted quantitative easing. On the fiscal side, the U.S. Congress and White House Administration responded to the COVID-19 crisis with a $2.3 trillion relief package in an attempt to bridge the financial gap for consumers and businesses until the economy can be restarted. Nevertheless, with a recession already reflected in mushrooming jobless claims in the millions, risk assets underperformed and short-term Treasury rates neared zero.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		SINCE INCEPTION 01/11/93

SHORT BOND FUND	2.09%	1.48%	1.69	% *	3.76	% *

BLOOMBERG BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	4.53	1.90	1.62		3.82

*

The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2020 represented a tale of two markets. The Short-Intermediate U.S. Government Fund’s return of 6.34% underperformed the benchmark Bloomberg Barclays 1-5 Year U.S. Government Index return of 6.85% during the same period. The Fund’s performance against the benchmark was driven entirely by the price action of mortgage-backed securities during the market downturn in March 2020. Much of calendar year 2019 saw risk assets rally based on monetary easing, significant demand for positively yielding assets, and hopes for a resolution to the U.S./China trade war. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during 2019, citing a lack of inflation and slowing global growth, while investor demand for yield supported fixed-income assets. The market’s positive tone then abruptly changed during the first quarter of 2020, as the spread of COVID-19 along with the Saudi Arabia/Russia oil price war badly hurt investor sentiment, as much of the world’s population was gradually placed into quarantine. The projected global economic toll sent risk markets into a tailspin, with equities falling more than 30% from their highs, while the interest rate spreads of risk assets widened dramatically, negatively affecting fixed-income liquidity. The Fed was quick to act, cutting short-term rates to near zero, and announcing quantitative easing measures to support asset prices. The Fed’s actions, along with the U.S. Congress’ $2.3 trillion fiscal stimulus package, eased market stress, and helped risk assets to rebound somewhat off their lows by the end of March 2020.

The Fund began its fiscal year with an overweight to risk assets and a bias to long duration, as we expected the Fed to cut rates more than the market had priced in, and believed that inflation would remain low. The sudden and significant crisis caused by the spread of COVID-19 and rapid declines for risk assets and yields led to diminished liquidity and performance.

For the fiscal year, the Fund’s long duration and yield curve positioning were additive, offsetting most of the negative performance. We expect central bank and fiscal policies, in particular low interest rates and targeted support for consumer access to the mortgage market, to provide a stable investment background for U.S. government funds going forward.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	6.34%	1.75%	1.58%	2.97%

BLOOMBERG BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	6.85	2.25	1.99	3.52

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Advantaged Ultra-Short Fixed Income Fund returned 1.61%, versus the blended benchmark return of 1.45% for the 12-month reporting period ended March 31, 2020.

During the reporting period, the Fund purchased both taxable and tax-exempt bonds. The Fund’s tax-advantaged strategy allows a preference for tax-exempt income, with the flexibility to employ taxable bonds if their yields are higher after taxes are considered. In both markets, fixed-rate bonds were purchased in an effort to extend portfolio duration. The Fund benefited from price appreciation in the municipal market as tax-exempt yields declined. Holdings of taxable securities, which appreciated less than municipal bonds on a relative basis, detracted overall.

Through much of the period, risk assets had performed very well. The U.S. Federal Reserve (the “Fed”) cut interest rates in July, September and October 2019 to support the economy, and by November 2019, the United States and China had called a truce in their trade war. Tax-equivalent yields for municipals versus Treasuries were less attractive for most of the period, although municipal yields moved to very attractive levels versus Treasury rates in March 2020. After starting 2020 at 55 basis points, 1-3 year corporate option-adjusted spreads tightened to 40 basis points on February 12. At that time, it became clear that COVID-19, which had ravaged China and East Asia in January 2020, had spread to Europe and was beginning to hit the United States. Governments across Western Europe and North America were forced to require citizens to stay home, and to shut down all non-essential economic activity. Extremely sharp financial market volatility soon followed. Almost immediately, the Fed and other global central banks announced record amounts of monetary stimulus, dwarfing the programs they had enacted in response to the 2008 financial crisis. Among other measures, the Fed cut short-term rates by 1.5 percentage points and restarted quantitative easing. On the fiscal side, the U.S. Congress and White House Administration responded to the COVID-19 crisis with a $2.3 trillion relief package in an attempt to bridge the financial gap for consumers and businesses until the economy can be restarted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/18/09

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	1.61%	1.12%	1.03%	1.11%

75% ICE BofAML 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% ICE BofAML 1-3 YEAR MUNICIPAL SECURITIES INDEX	1.45	1.05	0.87	0.91

ICE BofAML 6-12 MONTH MUNICIPAL SECURITIES INDEX	1.36	0.98	0.73	0.75

ICE BofAML 1-3 YEAR MUNICIPAL SECURITIES INDEX	1.71	1.26	1.28	1.40

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The ICE BofAML 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The ICE BofAML 1-3 Year Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2020, the Ultra Short Fixed Income Fund returned 1.45%, versus the benchmark ICE BofAML 1-Year U.S. Treasury Note Index return of 3.85%.

During the period, the Fund was overweight investment-grade corporate credit, with a near 75% allocation to investment-grade corporate credit versus the all-Treasury benchmark. Underperformance was driven by historically poor performance in risk assets during February and March 2020, as 1-3 year corporate option-adjusted spreads widened from 40 basis points on February 12, 2020 to 261 basis points by March 31, 2020.

Through much of the period, risk assets had performed very well. The U.S. Federal Reserve (the “Fed”) cut interest rates in July, September and October 2019 to support the economy, and by November 2019, the United States and China had called a truce in their trade war. Equity markets were performing well, as were U.S. credit markets. After beginning 2020 at 55 basis points, 1-3 year corporate option-adjusted spreads had tightened to 40 basis points on February 12. At that time, however, it became clear that COVID-19, which had ravaged China and East Asia in January 2020, had spread to Europe and was beginning to hit the United States. Governments across Western Europe and North America were forced to require citizens to stay home, and to shut down all non-essential economic activity. Extremely sharp financial market volatility soon followed. European and U.S. stocks entered bear market territory in a matter of days and fixed-income spreads widened across the board as liquidity dwindled. Almost immediately, the Fed and other global central banks announced record amounts of monetary stimulus, dwarfing the programs they had enacted in response to the 2008 financial crisis. Among other measures, the Fed cut short-term rates by 1.5 percentage points and restarted quantitative easing. On the fiscal side, the U.S. Congress and the White House Administration responded to the COVID-19 crisis with a $2.3 trillion relief package in an attempt to bridge the financial gap for consumers and businesses until the economy can be restarted. Nevertheless, with a recession already reflected in mushrooming jobless claims in the millions, risk assets underperformed and short-term Treasury rates neared zero.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/18/09

ULTRA-SHORT FIXED INCOME FUND	1.45%	1.46%	1.34%	1.42%

ICE BofAML 1-YEAR U.S. TREASURY NOTE INDEX	3.85	1.57	0.98	0.98

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

ICE BofAML 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2020 represented a tale of two markets. The U.S. Government Fund’s return of 8.66% underperformed the benchmark Bloomberg Barclays Intermediate U.S. Government Bond Index return of 8.93% during the same period. The Fund’s performance against the benchmark was driven entirely by the price action of mortgage-backed securities during the market downturn in March 2020. Much of calendar year 2019 saw risk assets rally based on monetary easing, significant demand for positively yielding assets, and hopes for a resolution to the U.S./China trade war. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during 2019, citing a lack of inflation and slowing global growth, while investor demand for yield supported fixed-income assets. The market’s positive tone then abruptly changed during the first quarter of 2020, as the spread of COVID-19 along with the Saudi Arabia/Russia oil price war badly hurt investor sentiment, as much of the world’s population was gradually placed into quarantine. The projected global economic toll sent risk markets into a tailspin, with equities falling more than 30% from their highs, while the interest rate spreads of risk assets widened dramatically, negatively affecting fixed-income liquidity. The Fed was quick to act, cutting short-term rates to near zero, and announcing quantitative easing measures to support asset prices. The Fed’s actions, along with the U.S. Congress’ $2.3 trillion fiscal stimulus package, eased market stress, and helped risk assets to rebound somewhat off their lows by the end of March 2020.

The Fund began its fiscal year with an overweight to risk assets and a bias to long duration, as we expected the Fed to cut rates more than the market had priced in, and believed that inflation would remain low. The sudden and significant crisis caused by the spread of COVID-19 and rapid declines for risk assets and yields led to diminished liquidity and performance.

For the fiscal year, the Fund’s long duration and yield curve positioning were additive, offsetting most of the negative performance. We expect central bank and fiscal policies, in particular low interest rates and targeted support for consumer access to the mortgage market, to provide a stable investment background for U.S. government funds going forward.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

U.S. GOVERNMENT FUND	8.66%	2.35%	2.39%	4.04%

BLOOMBERG BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	8.93	2.77	2.79	4.61

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 120.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND	FIXED INCOME FUND
ASSETS:
Investments, at value	$193,167	$836,369
Investments in affiliates, at value	3,047	3,804
Foreign currencies, at value (cost $153)	–	–
Interest income receivable	760	4,317
Dividend income receivable	4	13
Receivable for foreign tax reclaims	14	–
Receivable for securities sold	454	1,587
Receivable for fund shares sold	188	11
Receivable from investment adviser	7	3
Prepaid and other assets	4	8
Total Assets	197,645	846,112
LIABILITIES:
Payable for securities purchased	868	2,827
Payable for when-issued securities	–	–
Payable for variation margin on futures contracts	2	5
Payable for fund shares redeemed	1,803	882
Distributions payable to shareholders	82	407
Payable to affiliates:
Management fees	14	71
Custody fees	1	5
Shareholder servicing fees	1	15
Transfer agent fees	7	28
Trustee fees	4	14
Accrued other liabilities	29	32
Total Liabilities	2,811	4,286
Net Assets	$194,834	$841,826
ANALYSIS OF NET ASSETS:
Capital stock	$194,196	$862,338
Distributable earnings	638	(20,512)
Net Assets	$194,834	$841,826
Shares Outstanding ($.0001 par value, unlimited authorization)	18,611	82,699
Net Asset Value, Redemption and Offering Price Per Share	$10.47	$10.18
Investments, at cost	$193,505	$850,193
Investments in affiliates, at cost	3,047	3,804

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2020

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$3,078,919	$363,509	$50,769	$3,585,353	$2,112,534	$35,868
24,246	6,948	7,566	177,309	74,350	3,156
144	–	–	–	–	–
66,026	1,923	39	30,390	10,624	34
50	3	2	64	35	1
65	–	–	–	–	–
28,168	–	–	–	–	–
21,858	6	211	1,101	11,147	361
23	27	11	22	25	9
5	4	5	6	6	6
3,219,504	372,420	58,603	3,794,245	2,208,721	39,435

38,414	–	–	4,052	8,514	–
–	–	–	47,686	–	–
–	–	1	–	–	1
22,781	385	37	3,455	9,946	–
4,323	156	5	1,107	810	4

460	27	4	161	94	3
21	3	1	22	14	1
49	1	1	3	7	–
112	12	2	132	77	1
19	4	8	8	4	3
78	29	43	60	68	43
66,257	617	102	56,686	19,534	56
$3,153,247	$371,803	$58,501	$3,737,559	$2,189,187	$39,379

$4,274,818	$387,292	$62,179	$3,741,684	$2,213,444	$37,851
(1,121,571)	(15,489)	(3,678)	(4,125)	(24,257)	1,528
$3,153,247	$371,803	$58,501	$3,737,559	$2,189,187	$39,379
565,674	19,996	5,813	368,745	216,847	3,870
$5.57	$18.59	$10.06	$10.14	$10.10	$10.17
$3,737,247	$366,355	$50,288	$3,592,735	$2,140,862	$35,286
24,246	6,817	7,548	177,309	74,350	3,144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND
INVESTMENT INCOME:
Interest Income	$5,578	$25,415	$257,921
Dividend income	–	–	1,355
Dividend income from investments in affiliates	210	770	1,269
Total Investment Income	5,788	26,185	260,545
EXPENSES:
Management fees	803	3,635	29,116
Custody fees	34	85	313
Transfer agent fees	64	260	1,162
Blue sky fees	20	25	27
Printing fees	10	12	24
Audit fees	19	19	40
Legal fees	24	24	53
Shareholder servicing fees	4	41	180
Trustee fees	9	9	44
Other	13	14	46
Total Expenses	1,000	4,124	31,005
Less expenses reimbursed by investment adviser	(141)	(307)	(1,356)
Net Expenses	859	3,817	29,649
Net Investment Income	4,929	22,368	230,896
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	9,495	32,780	(15,449)
Investments in affiliates	–	–	–
Futures contracts	14	15	–
Net changes in unrealized appreciation (depreciation) on:
Investments	(1,110)	(14,297)	(590,329)
Investments in affiliates	–	–	–
Futures contracts	32	65	–
Foreign currency translations	–	–	(7)
Net Gains (Losses)	8,431	18,563	(605,785)
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,360	$40,931	$(374,889)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2020

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$10,661	$929	$66,952	$62,180	$611
–	–	–	–	–
334	117	2,262	566	55
10,995	1,046	69,214	62,746	666

1,491	218	8,733	5,542	136
39	11	317	205	10
120	17	1,213	747	11
20	18	23	21	18
10	24	13	33	24
19	19	31	30	19
24	24	38	39	24
2	6	14	25	1
9	9	27	27	9
14	13	31	30	13
1,748	359	10,440	6,699	265
(181)	(120)	(621)	(564)	(111)
1,567	239	9,819	6,135	154
9,428	807	59,395	56,611	512

2,034	2,090	6,529	6,179	2,044
46	–	–	–	–
–	220	–	–	157

(3,615)	464	(9,254)	(30,794)	369
29	18	–	–	12
–	(91)	–	–	(6)
–	–	–	–	–
(1,506)	2,701	(2,725)	(24,615)	2,576
$7,922	$3,508	$56,670	$31,996	$3,088

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND
Amounts in thousands	2020	2019	2020	2019	2020	2019	2020	2019
OPERATIONS:
Net investment income	$4,929	$7,894	$22,368	$39,009	$230,896	$237,352	$9,428	$13,056
Net realized gains (losses)	9,509	(1,625)	32,795	(12,945)	(15,449)	(74,002)	2,080	(4,499)
Net change in unrealized appreciation (depreciation)	(1,078)	3,374	(14,232)	12,505	(590,336)	(22,549)	(3,586)	5,455
Net Increase (Decrease) in Net Assets Resulting from Operations	13,360	9,643	40,931	38,569	(374,889)	140,801	7,922	14,012
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(68,244)	(12,932)	(22,823)	(339,498)	(32,504)	335,998	(51,241)	(63,771)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(68,244)	(12,932)	(22,823)	(339,498)	(32,504)	335,998	(51,241)	(63,771)
DISTRIBUTIONS PAID:
Distributable earnings	(5,453)	(8,375)	(24,412)	(41,272)	(235,335)	(237,341)	(9,580)	(13,063)
Total Distributions Paid	(5,453)	(8,375)	(24,412)	(41,272)	(235,335)	(237,341)	(9,580)	(13,063)
Total Increase (Decrease) in Net Assets	(60,337)	(11,664)	(6,304)	(342,201)	(642,728)	239,458	(52,899)	(62,822)
NET ASSETS:
Beginning of year	255,171	266,835	848,130	1,190,331	3,795,975	3,556,517	424,702	487,524
End of year	$194,834	$255,171	$841,826	$848,130	$3,153,247	$3,795,975	$371,803	$424,702

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2020	2019	2020	2019	2020	2019	2020	2019

$807	$2,028	$59,395	$58,369	$56,611	$53,290	$512	$688
2,310	(1,773)	6,529	268	6,179	(1,467)	2,201	(81)
391	1,303	(9,254)	17,054	(30,794)	13,367	375	477
3,508	1,558	56,670	75,691	31,996	65,190	3,088	1,084

(4,990)	(52,423)	(265,038)	82,008	(210,977)	(176,974)	817	12,737
(4,990)	(52,423)	(265,038)	82,008	(210,977)	(176,974)	817	12,737

(845)	(2,224)	(62,280)	(58,368)	(56,631)	(53,715)	(534)	(740)
(845)	(2,224)	(62,280)	(58,368)	(56,631)	(53,715)	(534)	(740)
(2,327)	(53,089)	(270,648)	99,331	(235,612)	(165,499)	3,371	13,081

60,828	113,917	4,008,207	3,908,876	2,424,799	2,590,298	36,008	22,927
$58,501	$60,828	$3,737,559	$4,008,207	$2,189,187	$2,424,799	$39,379	$36,008

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$10.08	$10.02	$10.15	$10.40	$10.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.28	0.26	0.19	0.20
Net realized and unrealized gains (losses)	0.43	0.08	(0.11)	(0.15)	(0.10)
Total from Investment Operations	0.66	0.36	0.15	0.04	0.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.30)	(0.28)	(0.22)	(0.22)
From net realized gains	—	—	—	(0.07)	(0.10)
Total Distributions Paid	(0.27)	(0.30)	(0.28)	(0.29)	(0.32)
Net Asset Value, End of Year	$10.47	$10.08	$10.02	$10.15	$10.40
Total Return(1)	6.57%	3.75%	1.45%	0.36%	1.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$194,834	$255,171	$266,835	$259,951	$246,818
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.41%	0.41%	0.41%	0.40%	0.41%
Expenses, before reimbursements and credits	0.47%	0.46%	0.46%	0.46%	0.45%
Net investment income, net of reimbursements and credits(2)	2.33%	2.91%	2.49%	1.87%	1.92%
Net investment income, before reimbursements and credits	2.27%	2.86%	2.44%	1.81%	1.88%
Portfolio Turnover Rate	485.45%	327.61%	424.59%	517.18%	680.40%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $15,000, $11,000, $18,000, $57,000 and $32,000, which represent less than 0.01, less than 0.01, less than 0.01, 0.02 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018, 2017 and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

FIXED INCOME FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$9.97	$9.94	$10.12	$10.23	$10.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.32	0.31	0.24	0.25
Net realized and unrealized gains (losses)	0.24	0.06	(0.16)	(0.08)	(0.20)
Total from Investment Operations	0.51	0.38	0.15	0.16	0.05
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.30)	(0.35)	(0.33)	(0.27)	(0.28)
From net realized gains	–	–	–	–	(0.07)
Total Distributions Paid	(0.30)	(0.35)	(0.33)	(0.27)	(0.35)
Net Asset Value, End of Year	$10.18	$9.97	$9.94	$10.12	$10.23
Total Return(2)	5.11%	3.98%	1.38%	1.58%	0.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$841,826	$848,130	$1,190,331	$1,180,510	$1,352,637
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before reimbursements and credits	0.49%	0.48%	0.48%	0.48%	0.47%
Net investment income, net of reimbursements and credits(3)	2.66%	3.41%	2.95%	2.40%	2.52%
Net investment income, before reimbursements and credits	2.62%	3.38%	2.92%	2.37%	2.50%
Portfolio Turnover Rate	439.40%	283.15%	364.76%	454.23%	554.71%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $55,000, $32,000, $81,000, $207,000 and $148,000, which represent less than 0.01, less than 0.01, less than 0.01, 0.02 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018, 2017 and 2016, respectively.Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$6.60	$6.72	$6.84	$6.42	$7.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.42	0.42	0.40	0.39
Net realized and unrealized gains (losses)	(1.02)	(0.12)	(0.12)	0.42	(0.70)
Total from Investment Operations	(0.62)	0.30	0.30	0.82	(0.31)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.41)	(0.42)	(0.42)	(0.40)	(0.39)
Total Distributions Paid	(0.41)	(0.42)	(0.42)	(0.40)	(0.39)
Net Asset Value, End of Year	$5.57	$6.60	$6.72	$6.84	$6.42
Total Return(2)	(9.96)%	4.64%	4.32%	13.07%	(4.38)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,153,247	$3,795,975	$3,556,517	$4,431,999	$5,124,426
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.78%	0.78%	0.80%	0.80%	0.80%
Expenses, before reimbursements and credits	0.82%	0.81%	0.81%	0.81%	0.81%
Net investment income, net of reimbursements and credits(3)	6.10%	6.34%	6.00%	5.98%	5.83%
Net investment income, before reimbursements and credits	6.06%	6.31%	5.99%	5.97%	5.82%
Portfolio Turnover Rate	47.65%	52.19%	95.52%	117.53%	80.15%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $94,000, $198,000, $196,000, $261,000 and $236,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT BOND FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$18.67	$18.60	$18.85	$18.86	$19.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.45	0.49	0.34	0.27	0.24
Net realized and unrealized gains (losses)	(0.07)	0.07	(0.25)	–	(0.16)
Total from Investment Operations	0.38	0.56	0.09	0.27	0.08
LESS DISTRIBUTIONS PAID:
From net investment income	(0.46)	(0.49)	(0.34)	(0.28)	(0.25)
Total Distributions Paid	(0.46)	(0.49)	(0.34)	(0.28)	(0.25)
Net Asset Value, End of Year	$18.59	$18.67	$18.60	$18.85	$18.86
Total Return(1)	2.04%	3.07%	0.45%	1.45%	0.42%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$371,803	$424,702	$487,524	$494,467	$560,650
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.40%	0.40%	0.40%	0.40%	0.40%
Expenses, before reimbursements and credits	0.44%	0.43%	0.43%	0.43%	0.42%
Net investment income, net of reimbursements and credits(2)	2.40%	2.65%	1.79%	1.43%	1.25%
Net investment income, before reimbursements and credits	2.36%	2.62%	1.76%	1.40%	1.23%
Portfolio Turnover Rate	95.09%	125.76%	158.65%	242.73%	268.41%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $11,000, $13,000, $29,000 and $25,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$9.60	$9.61	$9.81	$9.97	$9.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.21	0.13	0.07	0.06
Net realized and unrealized gains (losses)	0.47	0.02	(0.18)	(0.15)	0.08
Total from Investment Operations	0.61	0.23	(0.05)	(0.08)	0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.24)	(0.15)	(0.08)	(0.06)
Total Distributions Paid	(0.15)	(0.24)	(0.15)	(0.08)	(0.06)
Net Asset Value, End of Year	$10.06	$9.60	$9.61	$9.81	$9.97
Total Return(1)	6.34%	2.47%	(0.55)%	(0.74)%	1.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$58,501	$60,828	$113,917	$132,812	$166,362
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.42%	0.42%	0.41%	0.41%	0.41%
Expenses, before reimbursements and credits	0.62%	0.57%	0.51%	0.49%	0.47%
Net investment income, net of reimbursements and credits(2)	1.41%	2.30%	1.32%	0.71%	0.55%
Net investment income, before reimbursements and credits	1.21%	2.15%	1.22%	0.63%	0.49%
Portfolio Turnover Rate	838.97%	739.25%	504.54%	905.27%	783.51%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $8,000, $14,000, $31,000 and $16,000, which represent 0.01, 0.01, 0.01, 0.02 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018, 2017 and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$10.14		$10.09		$10.13		$10.12		$10.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.15		0.10		0.08		0.07
Net realized and unrealized gains (losses)	0.01		0.05		(0.04)		0.01		(0.03)
Total from Investment Operations	0.17		0.20		0.06		0.09		0.04
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)		(0.15)		(0.10)		(0.08)		(0.07)
From net realized gains	(0.01)		–		–	(1)	–		– (1)
Total Distributions Paid	(0.17)		(0.15)		(0.10)		(0.08)		(0.07)
Net Asset Value, End of Year	$10.14		$10.14		$10.09		$10.13		$10.12
Total Return(2)	1.61%		2.06%		0.60%		0.94%		0.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,737,559		$4,008,207		$3,908,876		$3,544,536		$3,370,160
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(3)	0.25	%(3)	0.25	%(3)	0.25	%(3)	0.25%
Expenses, before reimbursements and credits	0.27%		0.26%		0.26%		0.26%		0.26%
Net investment income, net of reimbursements and credits	1.52	%(3)	1.55	%(3)	1.00	%(3)	0.84	%(3)	0.66%
Net investment income, before reimbursements and credits	1.50%		1.54%		0.99%		0.83%		0.65%
Portfolio Turnover Rate	70.19%		62.06%		54.39%		51.98%		52.48%

(1)	Per share amounts were less than $0.01 per share.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $175,000, $81,000, $72,000 and $64,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$10.19	$10.15	$10.21	$10.18	$10.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.23	0.15	0.12	0.09
Net realized and unrealized gains (losses)	(0.09)	0.04	(0.06)	0.03	(0.02)
Total from Investment Operations	0.15	0.27	0.09	0.15	0.07
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)	(0.23)	(0.15)	(0.12)	(0.09)
From net realized gains	–	– (1)	– (1)	–	(0.01)
Total Distributions Paid	(0.24)	(0.23)	(0.15)	(0.12)	(0.10)
Net Asset Value, End of Year	$10.10	$10.19	$10.15	$10.21	$10.18
Total Return(2)	1.45%	2.75%	0.96%	1.45%	0.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,189,187	$2,424,799	$2,590,298	$2,207,740	$1,542,582
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.28%	0.27%	0.26%	0.26%	0.26%
Net investment income, net of reimbursements and credits(3)	2.33%	2.30%	1.51%	1.15%	0.90%
Net investment income, before reimbursements and credits	2.30%	2.28%	1.50%	1.14%	0.89%
Portfolio Turnover Rate	75.95%	59.63%	58.41%	52.98%	50.95%

(1)	Per share amounts were less than $0.01 per share.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $43,000, $44,000, $56,000 and $74,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, and approximately $42,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$9.50	$9.43	$9.64	$9.87	$9.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.21	0.14	0.09	0.08
Net realized and unrealized gains (losses)	0.68	0.09	(0.20)	(0.21)	0.11
Total from Investment Operations	0.82	0.30	(0.06)	(0.12)	0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.15)	(0.23)	(0.15)	(0.11)	(0.08)
Total Distributions Paid	(0.15)	(0.23)	(0.15)	(0.11)	(0.08)
Net Asset Value, End of Year	$10.17	$9.50	$9.43	$9.64	$9.87
Total Return(1)	8.66%	3.29%	(0.62)%	(1.26)%	1.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$39,379	$36,008	$22,927	$24,013	$25,826
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.43%	0.47%	0.47%	0.45%	0.44%
Expenses, before reimbursements and credits	0.73%	0.93%	0.90%	0.90%	0.81%
Net investment income, net of reimbursements and credits(2)	1.43%	2.33%	1.41%	0.94%	0.83%
Net investment income, before reimbursements and credits	1.13%	1.87%	0.98%	0.49%	0.46%
Portfolio Turnover Rate	854.95%	1,074.68%	429.23%	665.24%	601.88%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $4,000, $3,000, $4,000 and $2,000, which represent less than 0.01, 0.01, less than 0.01, 0.02 and less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018, 2017 and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.7%

Automobile – 0.8%

World Omni Auto Receivables Trust, Series 2019-C, Class A3 1.96%, 12/16/24	$1,565	$1,546

Commercial Mortgage-Backed Securities – 2.0%

BANK, Series 2019-BN16, Class A4 4.01%, 2/15/52	1,000	1,119

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	765	793

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5 3.72%, 3/15/50	1,370	1,477

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	100	101

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	375	390
		3,880

Other – 0.9%

CNH Equipment Trust, Series 2019-C, Class A3 2.01%, 12/16/24	1,840	1,782
Total Asset-Backed Securities
(Cost $7,144)		7,208

CORPORATE BONDS – 24.1%

Aerospace & Defense – 0.4%

Boeing (The) Co., 2.95%, 2/1/30	175	164
3.95%, 8/1/59	140	126

United Technologies Corp., 3.65%, 8/16/23	390	410
		700

Banks – 0.2%

Discover Bank, 2.45%, 9/12/24	115	108

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.1% – continued

Banks – 0.2% – continued

M&T Bank Corp., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.17%), 5.00%, 8/1/24 (1)(2)	$415	$386
		494

Biotechnology – 0.4%

Amgen, Inc., 3.13%, 5/1/25	295	313
4.66%, 6/15/51	285	359

Gilead Sciences, Inc., 2.50%, 9/1/23	115	115
		787

Cable & Satellite – 0.8%

Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20	340	339

Comcast Corp., 4.70%, 10/15/48	600	777
3.45%, 2/1/50	375	411
		1,527

Chemicals – 0.5%

3M Co., 2.65%, 4/15/25	245	252

Avery Dennison Corp., 2.65%, 4/30/30	405	378

RPM International, Inc., 4.55%, 3/1/29	260	286
		916

Commercial Finance – 0.4%

Air Lease Corp., 3.00%, 2/1/30	1,010	729

Communications Equipment – 0.1%

Corning, Inc., 5.45%, 11/15/79	275	282

Construction Materials Manufacturing – 0.2%

Carlisle Cos., Inc., 2.75%, 3/1/30	395	345

Consumer Finance – 0.2%

Discover Financial Services, 4.50%, 1/30/26	165	168

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.1% – continued

Consumer Finance – 0.2% – continued

PayPal Holdings, Inc., 2.85%, 10/1/29	$240	$238
		406

Containers & Packaging – 0.0%

Packaging Corp. of America, 3.40%, 12/15/27	109	109

Design, Manufacturing & Distribution – 0.1%

Jabil, Inc., 3.60%, 1/15/30	245	218

Diversified Banks – 1.1%

Bank of America Corp., (Variable, ICE LIBOR USD 3M + 2.66%), 4.30%, 1/28/25 (1)(2)	595	512

Citigroup, Inc., 3.40%, 5/1/26	155	161
4.13%, 7/25/28	115	118
(Variable, U.S. SOFR + 1.15%), 2.67%, 1/29/31 (1)	330	320

JPMorgan Chase & Co., (Variable, U.S. SOFR + 3.38%), 5.00%, 8/1/24 (1)(2)	650	610
3.88%, 9/10/24	165	174
(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (1)(2)	415	363
		2,258

Educational Services – 0.9%

Georgetown University (The), 2.94%, 4/1/50	465	404

University of Chicago (The), 2.76%, 4/1/45	290	273

University of Southern California, 2.81%, 10/1/50	475	470
3.23%, 10/1/20 (3)	470	484

William Marsh Rice University, 2.60%, 5/15/50	190	166
		1,797

Electrical Equipment Manufacturing – 0.6%

Amphenol Corp., 2.80%, 2/15/30	505	451

Carrier Global Corp., 3.38%, 4/5/40 (4)	280	245

Keysight Technologies, Inc., 4.55%, 10/30/24	83	87

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
CORPORATE BONDS – 24.1% – continued

Electrical Equipment Manufacturing – 0.6% – continued

Roper Technologies, Inc., 3.85%, 12/15/25	$280	$317
		1,100

Entertainment Content – 0.5%

Fox Corp., 4.71%, 1/25/29 (4)	490	537

Walt Disney (The) Co., 2.00%, 9/1/29	405	393
		930

Exploration & Production – 0.7%

Hess Corp., 7.13%, 3/15/33	765	615

Occidental Petroleum Corp., 4.10%, 2/1/21	685	582

Ovintiv, Inc., 8.13%, 9/15/30	450	208
		1,405

Financial Services – 1.9%

Ares Capital Corp., 4.25%, 3/1/25	215	185

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (1)(2)	185	156

FMR LLC, 6.45%, 11/15/39 (4)	675	902

FS KKR Capital Corp., 4.13%, 2/1/25	635	516

Goldman Sachs BDC, Inc., 3.75%, 2/10/25	195	185

Goldman Sachs Group (The), Inc., 3.50%, 4/1/25	355	363
2.60%, 2/7/30	280	264

Morgan Stanley, (Variable, U.S. SOFR + 1.14%), 2.70%, 1/22/31 (1)	540	528
(Variable, U.S. SOFR + 3.12%), 3.62%, 4/1/31 (1)	470	492

State Street Corp., (Variable, U.S. SOFR + 2.65%), 3.15%, 3/30/31 (1)(4)	95	97
		3,688

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
CORPORATE BONDS – 24.1% – continued

Food & Beverage – 0.8%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	$515	$540
4.90%, 2/1/46	415	452

Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/25	190	204

Tyson Foods, Inc., 4.50%, 6/15/22	130	134
4.35%, 3/1/29	155	171
		1,501

Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (4)	215	221
5.30%, 10/1/29 (4)	385	393

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	300	305
		919

Health Care Facilities & Services – 0.7%

Advocate Health & Hospitals Corp., 3.39%, 10/15/49	290	301

CVS Health Corp., 3.70%, 3/9/23	385	400

Laboratory Corp. of America Holdings, 3.25%, 9/1/24	215	219

RWJ Barnabas Health, Inc., 3.48%, 7/1/49	365	369
		1,289

Home & Office Products Manufacturing – 0.4%

Steelcase, Inc., 5.13%, 1/18/29	680	818

Homebuilders – 0.2%

D.R. Horton, Inc., 5.75%, 8/15/23	335	346

Life Insurance – 0.5%

Protective Life Corp., 8.45%, 10/15/39	430	610

Reinsurance Group of America, Inc., 4.70%, 9/15/23	369	406
		1,016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.1% – continued

Machinery Manufacturing – 0.1%

Deere & Co., 2.75%, 4/15/25	$230	$237

Managed Care – 0.2%

Anthem, Inc., 4.65%, 1/15/43	380	421

Mass Merchants – 0.2%

Target Corp., 2.35%, 2/15/30	160	160
2.65%, 9/15/30	160	164
		324

Medical Equipment & Devices Manufacturing – 0.2%

Stryker Corp., 4.38%, 5/15/44	465	485

Metals & Mining – 0.2%

Glencore Funding LLC, 4.13%, 3/12/24 (4)	275	253
3.88%, 10/27/27 (4)	115	102
		355

Oil & Gas Services & Equipment – 0.5%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	210	200
4.08%, 12/15/47	235	193

Halliburton Co., 2.92%, 3/1/30	420	324

National Oilwell Varco, Inc., 3.60%, 12/1/29	255	190

Patterson-UTI Energy, Inc., 3.95%, 2/1/28	275	108
		1,015

Pharmaceuticals – 0.5%

AbbVie, Inc., 3.38%, 11/14/21	120	123
2.85%, 5/14/23	105	107
2.60%, 11/21/24 (4)	330	333
3.20%, 11/21/29 (4)	295	296

Pfizer, Inc., 2.63%, 4/1/30	200	210
		1,069

Pipeline – 0.6%

Boardwalk Pipelines L.P., 4.80%, 5/3/29	240	181

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.1% – continued

Pipeline – 0.6% – continued

Energy Transfer Operating L.P., 4.20%, 9/15/23	$205	$179

Enterprise Products Operating LLC, 3.95%, 1/31/60	285	240

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	435	364

Western Midstream Operating L.P., 5.25%, 2/1/50	375	155
		1,119

Property & Casualty Insurance – 0.1%

Berkshire Hathaway Finance Corp., 1.85%, 3/12/30	160	155

Real Estate – 2.4%

American Campus Communities Operating Partnership L.P., 2.85%, 2/1/30	249	233

American Tower Corp., 3.13%, 1/15/27	810	791

Boston Properties L.P., 3.20%, 1/15/25	405	409

EPR Properties, 4.50%, 4/1/25	505	428
4.50%, 6/1/27	410	371

Equinix, Inc., 3.20%, 11/18/29	247	230

Essex Portfolio L.P., 2.65%, 3/15/32	580	514

Healthcare Realty Trust, Inc., 2.40%, 3/15/30	435	386

Healthpeak Properties, Inc., 3.25%, 7/15/26	165	160

National Retail Properties, Inc., 3.10%, 4/15/50	550	427

Ventas Realty L.P., 4.40%, 1/15/29	305	304

Weyerhaeuser Co., 4.00%, 11/15/29	415	420
		4,673

Restaurants – 0.1%

Starbucks Corp., 2.00%, 3/12/27	160	151

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.1% – continued

Retail – Consumer Discretionary – 1.1%

eBay, Inc., 1.90%, 3/11/25	$230	$217
3.60%, 6/5/27	195	201
2.70%, 3/11/30	820	742

Home Depot (The), Inc., 2.50%, 4/15/27	160	161

Lowe’s Cos., Inc., 3.65%, 4/5/29	855	877
		2,198

Retail – Consumer Staples – 0.2%

Sysco Corp., 3.30%, 2/15/50	485	351

Semiconductors – 0.6%

Intel Corp., 3.10%, 2/15/60	460	485

KLA Corp., 5.65%, 11/1/34	115	133
3.30%, 3/1/50	270	253

NVIDIA Corp., 3.50%, 4/1/40	280	297
		1,168

Software & Services – 1.0%

Broadridge Financial Solutions, Inc., 2.90%, 12/1/29	236	223

Citrix Systems, Inc., 4.50%, 12/1/27	535	552

Microsoft Corp., 4.25%, 2/6/47	465	599

Moody’s Corp., 4.25%, 2/1/29	415	450

Vmware, Inc., 2.95%, 8/21/22	200	199
		2,023

Tobacco – 0.2%

Altria Group, Inc., 5.95%, 2/14/49	60	69

Reynolds American, Inc., 5.85%, 8/15/45	310	333
		402

Utilities – 1.9%

American Electric Power Co., Inc., 3.25%, 3/1/50	570	502

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.1% – continued

Utilities – 1.9% – continued

Avangrid, Inc., 3.80%, 6/1/29	$500	$511

Berkshire Hathaway Energy Co., 4.25%, 10/15/50 (4)	170	192

CenterPoint Energy, Inc., 2.95%, 3/1/30	415	393

Dominion Energy, Inc., 3.07%, 8/15/24	165	164

DTE Electric Co., 2.95%, 3/1/50	485	452

Duke Energy Corp., 4.20%, 6/15/49	185	186

Exelon Corp., 5.63%, 6/15/35	380	436

PPL Capital Funding, Inc., 4.00%, 9/15/47	410	380

Xcel Energy, Inc., 2.60%, 12/1/29	450	425
		3,641

Waste & Environment Services & Equipment – 0.1%

Waste Management, Inc., 3.45%, 6/15/29	160	164

Wireless Telecommunications Services – 1.8%

AT&T, Inc., 3.80%, 2/15/27	540	564
4.10%, 2/15/28	535	562
5.35%, 12/15/43	265	305
4.55%, 3/9/49	650	699

Verizon Communications, Inc., 4.40%, 11/1/34	570	665
5.01%, 8/21/54	465	633
		3,428
Total Corporate Bonds
(Cost $49,343)		46,959

FOREIGN ISSUER BONDS – 4.8%

Banks – 1.4%

Australia & New Zealand Banking Group Ltd.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1)(4)	445	422

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.8% – continued

Banks – 1.4% – continued

BPCE S.A., 3.50%, 10/23/27 (4)	$435	$424

Deutsche Bank A.G., 3.30%, 11/16/22	340	318

Lloyds Banking Group PLC,
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (1)	240	227

National Australia Bank Ltd.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.88%), 3.93%, 8/2/34 (1)(4)	505	496

Westpac Banking Corp.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.35%), 2.89%, 2/4/30 (1)	495	475
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (1)	290	281
		2,643

Commercial Finance – 0.1%

Avolon Holdings Funding Ltd., 3.25%, 2/15/27 (4)	295	231

Design, Manufacturing & Distribution – 0.2%

Flex Ltd., 4.75%, 6/15/25	375	377

Diversified Banks – 1.3%

BNP Paribas S.A.,
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.94%), 4.50%, 2/25/30 (1)(2)(4)	520	400
(Variable, U.S. SOFR + 1.51%), 3.05%, 1/13/31 (1)(4)	475	444

Credit Agricole S.A., 2.38%, 1/22/25 (4)	495	484
3.25%, 1/14/30 (4)	250	236

Societe Generale S.A., 2.63%, 10/16/24 (4)	500	482
3.00%, 1/22/30 (4)	500	455
		2,501

Electrical Equipment Manufacturing – 0.0%

Johnson Controls International PLC, 5.13%, 9/14/45	34	39

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.8% – continued

Financial Services – 0.2%

Credit Suisse Group A.G., (Variable, U.S. SOFR + 3.73%), 4.19%, 4/1/31 (1)(4)	$485	$497

Integrated Oils – 0.2%

Cenovus Energy, Inc., 6.75%, 11/15/39	185	89

Shell International Finance B.V., 4.38%, 5/11/45	250	289
		378

Internet Media – 0.2%

Tencent Holdings Ltd., 2.99%, 1/19/23 (4)	305	311

Metals & Mining – 0.3%

Anglo American Capital PLC, 3.75%, 4/10/22 (4)	460	448

ArcelorMittal S.A., 4.55%, 3/11/26	160	144
		592

Pharmaceuticals – 0.1%

GlaxoSmithKline Capital PLC, 3.00%, 6/1/24	190	198

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	105	106
		304

Pipeline – 0.1%

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 3.90%, 5/15/67 (5)	215	131

Waste & Environment Services & Equipment – 0.5%

Waste Connections, Inc., 2.60%, 2/1/30	805	763
3.05%, 4/1/50	195	174
		937

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 5.13%, 12/4/28	430	479
Total Foreign Issuer Bonds
(Cost $10,048)		9,420

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 34.8% (6)

Fannie Mae – 28.9%

Fannie Mae REMIC, Series 2019-51, Class JH, 2.50%, 6/25/49	$954	$999

Pool #535714, 7.50%, 1/1/31	5	5

Pool #555599, 7.00%, 4/1/33	13	15

Pool #712130, 7.00%, 6/1/33	8	9

Pool #890384, 4.50%, 10/1/41	11	12

Pool #931790, 4.50%, 8/1/39	428	468

Pool #AA7583, 4.50%, 6/1/39	11	12

Pool #AB1470, 4.50%, 9/1/40	163	179

Pool #AB3114, 5.00%, 6/1/41	86	95

Pool #AC6118, 4.50%, 11/1/39	153	168

Pool #AD1645, 5.00%, 3/1/40	14	16

Pool #AD6929, 5.00%, 6/1/40	98	108

Pool #AD7775, 4.50%, 8/1/40	341	378

Pool #AH1507, 4.50%, 12/1/40	180	197

Pool #AH9109, 4.50%, 4/1/41	12	13

Pool #AI8193, 4.50%, 8/1/41	520	570

Pool #AL4908, 4.00%, 2/1/44	204	221

Pool #AL5119, 4.00%, 4/1/34	266	291

Pool #AL6041, 4.00%, 8/1/33	1,529	1,667

Pool #AL8352, 3.00%, 10/1/44	2,027	2,143

Pool #AQ5150, 2.50%, 11/1/42	1,416	1,474

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 34.8% (6) – continued

Fannie Mae – 28.9% – continued

Pool #AS3473, 4.00%, 10/1/44	$1,142	$1,234

Pool #AS3655, 4.50%, 10/1/44	428	466

Pool #AS5722, 3.50%, 9/1/45	271	289

Pool #AS6520, 3.50%, 1/1/46	896	954

Pool #AS6730, 3.50%, 2/1/46	1,317	1,406

Pool #AS7088, 2.50%, 5/1/31	259	268

Pool #AS7568, 4.50%, 7/1/46	1,463	1,593

Pool #AS7694, 2.50%, 8/1/31	887	925

Pool #AS8699, 4.00%, 1/1/47	606	651

Pool #AS8984, 4.50%, 3/1/47	353	383

Pool #AW2706, 4.00%, 4/1/44	794	857

Pool #BD7081, 4.00%, 3/1/47	1,487	1,595

Pool #BE3619, 4.00%, 5/1/47	1,625	1,743

Pool #BH4092, 4.50%, 10/1/47	847	919

Pool #BH6175, 3.50%, 7/1/47	325	344

Pool #BJ0686, 4.00%, 4/1/48	773	827

Pool #BK4740, 4.00%, 8/1/48	1,823	1,941

Pool #BM4413, 4.50%, 12/1/47	1,129	1,222

Pool #BM5168, 2.50%, 6/1/46	599	624

Pool #BM5745, 4.00%, 6/1/46	1,811	1,956

Pool #BM5785, 3.50%, 9/1/46	599	638

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
U.S. GOVERNMENT AGENCIES – 34.8% (6) – continued

Fannie Mae – 28.9% – continued

Pool #BM5969, 3.00%, 11/1/46	$1,791	$1,893

Pool #BM5984, 5.00%, 5/1/49	277	299

Pool #BM5996, 5.00%, 12/1/48	227	245

Pool #CA3308, 3.50%, 4/1/49	614	650

Pool #FM1303, 3.00%, 1/1/48	919	971

Pool #FM1472, 3.50%, 3/1/34	244	257

Pool #FM1572, 3.00%, 9/1/48	336	354

Pool #FM1769, 4.50%, 7/1/47	902	986

Pool #FM1772, 4.50%, 5/1/47	400	438

Pool #FM2048, 4.00%, 1/1/45	1,746	1,885

Pool #FM2053, 3.50%, 8/1/44	1,672	1,792

Pool #FM2249, 4.50%, 12/1/44	1,282	1,403

Pool #FM2300, 4.00%, 2/1/47	2,516	2,711

Pool #FM2327, 4.50%, 2/1/47	2,875	3,145

Pool #FM2483, 3.50%, 2/1/33	1,163	1,226

Pool #MA2864, 3.50%, 1/1/47	988	1,048

Pool #MA3088, 4.00%, 8/1/47	978	1,049

Pool #MA3183, 4.00%, 11/1/47	1,813	1,939

Pool #MA3184, 4.50%, 11/1/47	1,459	1,582

Pool #MA3211, 4.00%, 12/1/47	1,816	1,946

Pool #MA3448, 5.00%, 8/1/48	515	556
		56,250

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 34.8% (6) – continued

Freddie Mac – 1.6%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2, 3.59%, 1/25/25	$460	$501

Pool #1B3575, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.38% Cap), 4.05%, 9/1/37 (5)	5	5

Pool #1G2296, (Floating, ICE LIBOR USD 1Y + 2.06%, 2.06% Floor, 11.17% Cap), 4.19%, 11/1/37 (5)	24	25

Pool #SB0084, 3.00%, 2/1/32	336	352

Pool #SB0216, 3.00%, 12/1/32	233	245

Pool #SD0039, 4.00%, 2/1/46	1,159	1,251

Pool #ZS4639, 4.00%, 11/1/45	794	858
		3,237

Freddie Mac Gold – 1.9%

Pool #C03517, 4.50%, 9/1/40	111	121

Pool #G01954, 5.00%, 11/1/35	67	75

Pool #G16396, 3.50%, 2/1/33	223	235

Pool #G60948, 3.00%, 1/1/47	317	335

Pool #G61670, 3.00%, 5/1/47	1,759	1,859

Pool #Q15842, 3.00%, 2/1/43	627	663

Pool #Q63667, 4.50%, 5/1/49	352	379
		3,667

Freddie Mac Pool – 0.7%

Pool #SD0033, 3.00%, 12/1/47	318	336

Pool #ZK7457, 3.50%, 2/1/29	374	393

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 34.8% (6) – continued

Freddie Mac Pool – 0.7% – continued

Pool #ZT0714, 5.00%, 10/1/48	$563	$608
		1,337

Government National Mortgage Association I – 0.0%

Pool #604183, 5.50%, 4/15/33	3	3

Pool #633627, 5.50%, 9/15/34	3	3
		6

Government National Mortgage Association II – 1.7%

Pool #784801, 3.50%, 6/20/47	873	933

Pool #784832, 2.50%, 10/20/45	1,005	1,058

Pool #MA0782, 3.00%, 2/20/43	845	906

Pool #MA0850, 2.50%, 3/20/43	462	486
		3,383
Total U.S. Government Agencies
(Cost $66,381)		67,880

U.S. GOVERNMENT OBLIGATIONS – 30.2%

U.S. Treasury Bonds – 4.4%
2.38%, 11/15/49	3,236	4,032
2.00%, 2/15/50	3,908	4,527
		8,559

U.S. Treasury Notes – 24.6%
0.38%, 3/31/22	17,145	17,195
0.50%, 3/15/23	14,594	14,686
0.50%, 3/31/25	8,617	8,670
1.50%, 2/15/30	6,901	7,430
		47,981

U.S. Treasury Strips – 1.2%
1.28%, 8/15/49 (7)	3,370	2,220
Total U.S. Government Obligations
(Cost $57,617)		58,760

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0%

California – 0.4%

University of California Regents Medical Center Pooled Taxable Revenue Bonds, Series N, 3.26%, 5/15/60	$370	$346
3.71%, 5/15/20 (3)	370	381
		727

Massachusetts – 0.1%

Massachusetts State G.O. Limited Bonds, Series H, Taxable Consolidated Loan of 2019, 2.90%, 9/1/49	180	169

New Jersey – 0.2%

New Jersey State Transportation Trust Fund Authority Transportation System Taxable Revenue Refunding Bonds, 4.13%, 6/15/42	380	368

New York – 0.2%

New York State Thruway Authority Taxable Revenue Refunding Bonds, Series M, 3.50%, 1/1/42	390	394

Texas – 0.1%

Texas State Private Activity Bond Surface Transportation Corp. Taxable Revenue Bonds, North Tarrant Express Managed Lanes Project, 3.92%, 12/31/49	285	282
Total Municipal Bonds
(Cost $1,975)		1,940

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.6%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (8)(9)	3,046,643	$3,047
Total Investment Companies
(Cost $3,047)		3,047

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 1.01%, 7/16/20 (7)(10)	$1,000	$1,000
Total Short-Term Investments
(Cost $997)		1,000

Total Investments – 100.7%
(Cost $196,552)		196,214

Liabilities less Other Assets – (0.7%)		(1,380)
NET ASSETS – 100.0%		$194,834

(1)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(2)	Perpetual bond. Maturity date represents next call date.
(3)	Century bond maturing in 2120.
(4)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(5)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Discount rate at the time of purchase.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2020 is disclosed.
(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y – 1 Year

3M – 3 Month

5Y – 5 Year

CMT – Constant Maturity

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

G.O. – General Obligation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

PLC – Public Limited Company

REMIC – Real Estate Mortgage Investment Conduit

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

S&P – Standard & Poor’s

SOFR – Secured Overnight Financing Rate

USD – United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
5-Year U.S. Treasury Note	46	$5,767	Long	6/20	$32

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	32.2%
U.S. Agency	32.9
AAA	4.1
AA	1.7
A	5.5
BBB	21.7
BB	0.4
Cash Equivalents	1.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$ –	$ 7,208	$–	$ 7,208
Corporate Bonds (1)	–	46,959	–	46,959
Foreign Issuer Bonds (1)	–	9,420	–	9,420
U.S. Government Agencies (1)	–	67,880	–	67,880
U.S. Government Obligations (1)	–	58,760	–	58,760
Municipal Bonds (1)	–	1,940	–	1,940
Investment Companies	3,047	–	–	3,047
Short-Term Investments	–	1,000	–	1,000
Total Investments	$3,047	$193,167	$–	$196,214

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$32	$ –	$–	$ 32

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 3.7%

Automobile – 0.8%

World Omni Auto Receivables Trust, Series 2019-C, Class A3 1.96%, 12/16/24	$6,750	$6,667

Commercial Mortgage-Backed Securities – 2.0%

BANK, Series 2019-BN16, Class A4 4.01%, 2/15/52	3,900	4,365

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	4,815	4,883

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	2,400	2,599

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	4,910	5,101
		16,948

Other – 0.9%

CNH Equipment Trust, Series 2019-C, Class A3 2.01%, 12/16/24	7,565	7,325
Total Asset-Backed Securities
(Cost $30,687)		30,940

CORPORATE BONDS – 27.1%

Aerospace & Defense – 0.4%

Boeing (The) Co., 2.95%, 2/1/30	730	684
3.95%, 8/1/59	595	534

United Technologies Corp., 3.65%, 8/16/23	1,675	1,761
		2,979

Banks – 0.3%

CIT Bank N.A., (Variable, U.S. SOFR + 1.72%), 2.97%, 9/27/25 (1)	750	633

Discover Bank, 2.45%, 9/12/24	480	453

M&T Bank Corp., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.17%), 5.00%, 8/1/24 (1)(2)	1,610	1,497
		2,583

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Biotechnology – 0.4%

Amgen, Inc., 3.13%, 5/1/25	$1,255	$1,332
4.66%, 6/15/51	1,240	1,559

Gilead Sciences, Inc., 2.50%, 9/1/23	500	499
		3,390

Cable & Satellite – 0.8%

Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20	1,145	1,142

Comcast Corp., 4.70%, 10/15/48	2,420	3,135
3.45%, 2/1/50	1,555	1,704

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (3)	1,090	926
		6,907

Casinos & Gaming – 0.2%

Boyd Gaming Corp., 4.75%, 12/1/27 (3)	2,470	2,038

Chemicals – 0.4%

3M Co., 2.65%, 4/15/25	1,015	1,046

Avery Dennison Corp., 2.65%, 4/30/30	1,780	1,659

RPM International, Inc., 4.55%, 3/1/29	895	986
		3,691

Communications Equipment – 0.1%

Corning, Inc., 5.45%, 11/15/79	1,200	1,232

Construction Materials Manufacturing – 0.2%

Carlisle Cos., Inc., 2.75%, 3/1/30	1,740	1,519

Consumer Finance – 0.2%

Discover Financial Services, 4.50%, 1/30/26	685	699

PayPal Holdings, Inc., 2.85%, 10/1/29	995	984
		1,683

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Containers & Packaging – 0.5%

Flex Acquisition Co., Inc., 7.88%, 7/15/26 (3)	$1,830	$1,685

Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (3)	2,805	2,230

Packaging Corp. of America, 3.40%, 12/15/27	585	583
		4,498

Design, Manufacturing & Distribution – 0.1%

Jabil, Inc., 3.60%, 1/15/30	1,020	906

Diversified Banks – 1.1%

Bank of America Corp., (Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (1)(2)	910	922

Citigroup, Inc., 3.40%, 5/1/26	610	635
4.13%, 7/25/28	464	475
(Variable, U.S. SOFR + 1.15%), 2.67%, 1/29/31 (1)	1,405	1,362

JPMorgan Chase & Co., (Variable, U.S. SOFR + 3.38%), 5.00%, 8/1/24 (1)(2)	2,470	2,320
3.88%, 9/10/24	1,940	2,046
(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (1)(2)	1,770	1,549
		9,309

Educational Services – 0.9%

Georgetown University (The), 2.94%, 4/1/50	2,015	1,750

University of Chicago (The), 2.76%, 4/1/45	1,230	1,160

University of Southern California, 2.81%, 10/1/50	2,010	1,987
3.23%, 10/1/20 (4)	2,000	2,060

William Marsh Rice University, 2.60%, 5/15/50	830	725
		7,682

Electrical Equipment Manufacturing – 0.6%

Amphenol Corp., 2.80%, 2/15/30	2,050	1,830

Carrier Global Corp., 3.38%, 4/5/40 (3)	1,240	1,087

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Electrical Equipment Manufacturing – 0.6% – continued

Keysight Technologies, Inc., 4.55%, 10/30/24	$409	$427

Roper Technologies, Inc., 3.85%, 12/15/25	1,280	1,449
		4,793

Entertainment Content – 0.2%

Walt Disney (The) Co., 2.00%, 9/1/29	1,755	1,701

Exploration & Production – 1.1%

Chesapeake Energy Corp., 11.50%, 1/1/25 (3)	1,253	213

Denbury Resources, Inc., 9.00%, 5/15/21 (3)	1,635	478

EQT Corp., 7.00%, 2/1/30	2,545	1,896

Hess Corp., 7.13%, 3/15/33	1,000	804

Murphy Oil Corp., 5.88%, 12/1/42	1,760	722

Occidental Petroleum Corp., 4.10%, 2/1/21	2,945	2,503

Ovintiv, Inc., 8.13%, 9/15/30	1,675	773

SM Energy Co., 5.63%, 6/1/25	1,665	454

Whiting Petroleum Corp., 6.63%, 1/15/26 (5)	2,400	162

WPX Energy, Inc., 4.50%, 1/15/30	2,455	1,333
		9,338

Financial Services – 2.2%

Ares Capital Corp., 4.25%, 3/1/25	925	795

Charles Schwab (The) Corp., (Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/1/27 (1)(2)	693	582

FMR LLC, 6.45%, 11/15/39 (3)	3,265	4,365

FS KKR Capital Corp., 4.13%, 2/1/25	2,620	2,131

Goldman Sachs BDC, Inc., 3.75%, 2/10/25	830	789

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Financial Services – 2.2% – continued

Goldman Sachs Group (The), Inc., (Variable, ICE LIBOR USD 3M + 2.87%), 5.00%, 11/10/22 (1)(2)	$1,795	$1,528
3.50%, 4/1/25	1,530	1,564
2.60%, 2/7/30	1,205	1,136

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,000	1,839
5.25%, 5/15/27	1,465	1,353

Morgan Stanley, (Variable, U.S. SOFR + 3.12%), 3.62%, 4/1/31 (1)	1,995	2,087

State Street Corp., (Variable, U.S. SOFR + 2.65%), 3.15%, 3/30/31 (1)(3)	405	414
		18,583

Food & Beverage – 0.9%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	2,085	2,186
4.90%, 2/1/46	1,685	1,835

Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/25	830	891

NBM US Holdings, Inc., 7.00%, 5/14/26	1,825	1,656

Tyson Foods, Inc., 4.50%, 6/15/22	525	543
4.35%, 3/1/29	635	699
		7,810

Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (3)	1,235	1,269
5.30%, 10/1/29 (3)	1,410	1,438

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	1,195	1,218
		3,925

Health Care Facilities & Services – 0.6%

Advocate Health & Hospitals Corp., 3.39%, 10/15/49	1,185	1,229

CVS Health Corp., 3.70%, 3/9/23	1,560	1,620

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Health Care Facilities & Services – 0.6% – continued

Laboratory Corp. of America Holdings, 3.25%, 9/1/24	$810	$826

RWJ Barnabas Health, Inc., 3.48%, 7/1/49	1,480	1,495
		5,170

Home & Office Products Manufacturing – 0.2%

Steelcase, Inc., 5.13%, 1/18/29	1,635	1,967

Industrial Other – 0.2%

H&E Equipment Services, Inc., 5.63%, 9/1/25	1,550	1,438

Life Insurance – 1.0%

Ohio National Financial Services, Inc., 5.55%, 1/24/30 (3)	3,095	3,111

Protective Life Corp., 8.45%, 10/15/39	3,475	4,925
		8,036

Machinery Manufacturing – 0.1%

Deere & Co., 2.75%, 4/15/25	1,010	1,043

Managed Care – 0.4%

Anthem, Inc., 3.50%, 8/15/24	1,500	1,539

Centene Corp., 4.63%, 12/15/29 (3)	1,870	1,879
		3,418

Mass Merchants – 0.2%

Target Corp., 2.35%, 2/15/30	685	685
2.65%, 9/15/30	720	741
		1,426

Medical Equipment & Devices Manufacturing – 0.3%

Stryker Corp., 4.38%, 5/15/44	2,010	2,097

Metals & Mining – 0.5%

Glencore Funding LLC, 4.13%, 3/12/24 (3)	845	777
3.88%, 10/27/27 (3)	630	562

Kaiser Aluminum Corp., 4.63%, 3/1/28 (3)	1,795	1,593

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Metals & Mining – 0.5% – continued

Novelis Corp., 4.75%, 1/30/30 (3)	$1,000	$890
		3,822

Oil & Gas Services & Equipment – 0.3%

Halliburton Co., 2.92%, 3/1/30	1,785	1,379

National Oilwell Varco, Inc., 3.60%, 12/1/29	1,040	776

Patterson-UTI Energy, Inc., 3.95%, 2/1/28	1,070	420
		2,575

Pharmaceuticals – 0.5%

AbbVie, Inc., 3.38%, 11/14/21	515	527
2.85%, 5/14/23	386	392
2.60%, 11/21/24 (3)	1,375	1,388
3.20%, 11/21/29 (3)	1,240	1,245

Pfizer, Inc., 2.63%, 4/1/30	840	883
		4,435

Pipeline – 0.6%

Boardwalk Pipelines L.P., 4.80%, 5/3/29	965	727

Energy Transfer Operating L.P., 4.20%, 9/15/23	1,005	878

Enterprise Products Operating LLC, 3.95%, 1/31/60	1,195	1,004

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	1,685	1,410

Western Midstream Operating L.P., 5.25%, 2/1/50	1,590	659
		4,678

Power Generation – 0.4%

Calpine Corp., 4.50%, 2/15/28 (3)	2,185	2,118

Terraform Global Operating LLC, 6.13%, 3/1/26 (3)	1,035	1,009
		3,127

Property & Casualty Insurance – 0.1%

Berkshire Hathaway Finance Corp., 1.85%, 3/12/30	695	675

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Publishing & Broadcasting – 0.4%

Entercom Media Corp., 7.25%, 11/1/24 (3)	$1,645	$1,374

TEGNA, Inc., 5.00%, 9/15/29 (3)	1,850	1,670
		3,044

Real Estate – 2.3%

American Campus Communities Operating Partnership L.P., 2.85%, 2/1/30	1,044	977

American Tower Corp., 3.13%, 1/15/27	3,270	3,192

EPR Properties, 4.50%, 4/1/25	1,500	1,271
4.50%, 6/1/27	2,215	2,002

Equinix, Inc., 3.20%, 11/18/29	1,015	944

Essex Portfolio L.P., 2.65%, 3/15/32	2,545	2,258

Healthcare Realty Trust, Inc., 2.40%, 3/15/30	1,860	1,649

Healthpeak Properties, Inc., 3.25%, 7/15/26	655	635

Iron Mountain, Inc., 4.88%, 9/15/27 (3)	1,765	1,712

iStar, Inc., 4.75%, 10/1/24	1,700	1,428

National Retail Properties, Inc., 3.10%, 4/15/50	2,410	1,874

Ventas Realty L.P., 4.40%, 1/15/29	1,600	1,597
		19,539

Refining & Marketing – 0.4%

CVR Energy, Inc., 5.75%, 2/15/28 (3)	2,995	2,239

Murphy Oil USA, Inc., 4.75%, 9/15/29	1,000	937
		3,176

Restaurants – 0.2%

Golden Nugget, Inc., 6.75%, 10/15/24 (3)	1,920	1,209

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Restaurants – 0.2% – continued

Starbucks Corp., 2.00%, 3/12/27	$695	$655
		1,864

Retail – Consumer Discretionary – 0.7%

eBay, Inc., 1.90%, 3/11/25	1,025	968
3.60%, 6/5/27	790	814
2.70%, 3/11/30	3,565	3,224

Home Depot (The), Inc., 2.50%, 4/15/27	690	695
		5,701

Retail – Consumer Staples – 0.2%

Sysco Corp., 3.30%, 2/15/50	2,085	1,510

Semiconductors – 0.5%

Intel Corp., 3.10%, 2/15/60	2,030	2,139

KLA Corp., 3.30%, 3/1/50	1,205	1,129

NVIDIA Corp., 3.50%, 4/1/40	1,185	1,257
		4,525

Software & Services – 1.2%

Broadridge Financial Solutions, Inc., 2.90%, 12/1/29	996	942

Citrix Systems, Inc., 4.50%, 12/1/27	1,700	1,755

Microsoft Corp., 4.25%, 2/6/47	2,010	2,590

Moody’s Corp., 4.25%, 2/1/29	1,630	1,766

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (3)	2,535	2,484

Vmware, Inc., 2.95%, 8/21/22	800	796
		10,333

Tobacco – 0.2%

Altria Group, Inc., 5.95%, 2/14/49	260	300

Reynolds American, Inc., 5.85%, 8/15/45	1,172	1,259
		1,559

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Utilities – 1.7%

American Electric Power Co., Inc., 3.25%, 3/1/50	$2,490	$2,191

Avangrid, Inc., 3.80%, 6/1/29	2,070	2,116

Berkshire Hathaway Energy Co., 4.25%, 10/15/50 (3)	730	827

CenterPoint Energy, Inc., 2.95%, 3/1/30	1,785	1,689

Dominion Energy, Inc., 3.07%, 8/15/24	660	658

DTE Electric Co., 2.95%, 3/1/50	2,085	1,942

Exelon Corp., 5.63%, 6/15/35	1,480	1,698

PPL Capital Funding, Inc., 4.00%, 9/15/47	1,535	1,423

Xcel Energy, Inc., 2.60%, 12/1/29	1,840	1,736
		14,280

Waste & Environment Services & Equipment – 0.2%

Stericycle, Inc., 5.38%, 7/15/24 (3)	1,255	1,242

Waste Management, Inc., 3.45%, 6/15/29	624	640
		1,882

Wireless Telecommunications Services – 2.4%

AT&T, Inc., 3.80%, 2/15/27	1,725	1,800
4.10%, 2/15/28	2,615	2,744
5.35%, 12/15/43	905	1,042
4.55%, 3/9/49	1,175	1,263

Sprint Capital Corp., 6.88%, 11/15/28	2,540	2,901

Sprint Corp., 7.88%, 9/15/23	2,860	3,139
7.13%, 6/15/24	1,705	1,872

Verizon Communications, Inc., 4.40%, 11/1/34	2,400	2,801
5.01%, 8/21/54	2,010	2,736
		20,298

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 27.1% – continued

Wireline Telecommunications Services – 0.2%

Level 3 Financing, Inc., 4.63%, 9/15/27 (3)	$1,850	$1,839
Total Corporate Bonds
(Cost $247,429)		228,024

FOREIGN ISSUER BONDS – 6.6%

Banks – 1.3%

Australia & New Zealand Banking Group Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%), 2.95%, 7/22/30 (1)(3)	2,200	2,084

BPCE S.A., 3.50%, 10/23/27 (3)	1,575	1,535

Deutsche Bank A.G., 3.30%, 11/16/22	1,465	1,373

Lloyds Banking Group PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (1)	1,020	963

National Australia Bank Ltd., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.88%), 3.93%, 8/2/34 (1)(3)	2,040	2,005

Westpac Banking Corp., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.35%), 2.89%, 2/4/30 (1)	2,130	2,043
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 7/24/34 (1)	1,150	1,115
		11,118

Cable & Satellite – 0.8%

Altice Financing S.A., 7.50%, 5/15/26 (3)	3,550	3,440

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (3)	600	591

UPC Holding B.V., 5.50%, 1/15/28 (3)	2,625	2,467
		6,498

Commercial Finance – 0.1%

Avolon Holdings Funding Ltd., 3.25%, 2/15/27 (3)	1,220	957

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.6% – continued

Design, Manufacturing & Distribution – 0.2%

Flex Ltd., 4.75%, 6/15/25	$1,625	$1,633

Diversified Banks – 1.3%

BNP Paribas S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.94%), 4.50%, 2/25/30 (1)(2)(3)	2,265	1,744
(Variable, U.S. SOFR + 1.51%), 3.05%, 1/13/31 (1)(3)	1,725	1,613

Credit Agricole S.A., 2.38%, 1/22/25 (3)	2,020	1,973
3.25%, 1/14/30 (3)	1,000	944

Deutsche Bank A.G., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (1)(2)	1,800	1,205

Societe Generale S.A., 2.63%, 10/16/24 (3)	1,825	1,758
3.00%, 1/22/30 (3)	1,995	1,815
		11,052

Electrical Equipment Manufacturing – 0.0%

Johnson Controls International PLC, 5.13%, 9/14/45	115	133

Financial Services – 0.3%

Credit Suisse Group A.G., (Variable, U.S. SOFR + 3.73%), 4.19%, 4/1/31 (1)(3)	2,115	2,166

Food & Beverage – 0.3%

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30 (3)	1,575	1,626

MARB BondCo PLC, 6.88%, 1/19/25 (3)	1,040	937
		2,563

Integrated Oils – 0.0%

Cenovus Energy, Inc., 6.75%, 11/15/39	765	371

Internet Media – 0.1%

Tencent Holdings Ltd., 2.99%, 1/19/23 (3)	925	943

Metals & Mining – 0.8%

Anglo American Capital PLC, 3.75%, 4/10/22 (3)	1,985	1,934

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.6% – continued

Metals & Mining – 0.8% – continued

ArcelorMittal S.A., 4.55%, 3/11/26	$780	$700

New Gold, Inc., 6.25%, 11/15/22 (3)	1,770	1,719
6.38%, 5/15/25 (3)	1,115	1,036

Teck Resources Ltd., 6.25%, 7/15/41	1,620	1,400
		6,789

Oil & Gas Services & Equipment – 0.1%

Noble Holding International Ltd., 7.88%, 2/1/26 (3)	1,360	326

Valaris PLC, 7.75%, 2/1/26	1,295	120
		446

Pharmaceuticals – 0.3%

Bausch Health Cos., Inc., 6.13%, 4/15/25 (3)	1,530	1,507

GlaxoSmithKline Capital PLC, 3.00%, 6/1/24	830	865

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	440	445
		2,817

Pipeline – 0.1%

TransCanada PipeLines Ltd., (Variable, ICE LIBOR USD 3M + 2.21%), 3.90%, 5/15/67 (6)	1,236	755

Refining & Marketing – 0.3%

Parkland Fuel Corp., 6.00%, 4/1/26 (3)	2,535	2,358

Waste & Environment Services & Equipment – 0.1%

Waste Connections, Inc., 3.05%, 4/1/50	835	743

Wireless Telecommunications Services – 0.3%

Altice France S.A., 7.38%, 5/1/26 (3)	1,000	993

Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/1/26 (3)	1,685	1,392
		2,385

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.6% – continued

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 5.13%, 12/4/28	$1,575	$1,756
Total Foreign Issuer Bonds
(Cost $62,478)		55,483

U.S. GOVERNMENT AGENCIES – 31.8% (7)

Fannie Mae – 22.5%

Fannie Mae REMIC, Series 2019-51, Class JH, 2.50%, 6/25/49	3,715	3,892

Pool #256883, 6.00%, 9/1/37	10	11

Pool #535714, 7.50%, 1/1/31	17	20

Pool #545003, 8.00%, 5/1/31	1	1

Pool #545437, 7.00%, 2/1/32	35	41

Pool #545556, 7.00%, 4/1/32	21	25

Pool #555189, 7.00%, 12/1/32	120	141

Pool #581806, 7.00%, 7/1/31	45	52

Pool #585617, 7.00%, 5/1/31 (8)	–	–

Pool #725228, 6.00%, 3/1/34	102	118

Pool #745148, 5.00%, 1/1/36	74	82

Pool #AB3114, 5.00%, 6/1/41	1,117	1,222

Pool #AC6767, 4.50%, 1/1/40	1,019	1,116

Pool #AD6929, 5.00%, 6/1/40	1,216	1,348

Pool #AH1166, 4.50%, 12/1/40	1,469	1,610

Pool #AI1895, 5.00%, 5/1/41	250	276

Pool #AL3063, 3.50%, 1/1/28	548	579

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.8% (7) – continued

Fannie Mae – 22.5% – continued

Pool #AL5119, 4.00%, 4/1/34	$1,745	$1,912

Pool #AL8352, 3.00%, 10/1/44	5,283	5,584

Pool #AQ9360, 2.50%, 1/1/28	155	161

Pool #AS1991, 3.50%, 3/1/29	704	745

Pool #AS3473, 4.00%, 10/1/44	5,021	5,426

Pool #AS3655, 4.50%, 10/1/44	1,608	1,753

Pool #AS6075, 4.00%, 10/1/45	2,539	2,742

Pool #AS6520, 3.50%, 1/1/46	3,907	4,161

Pool #AS7088, 2.50%, 5/1/31	3,024	3,140

Pool #AS7568, 4.50%, 7/1/46	2,244	2,443

Pool #AS7694, 2.50%, 8/1/31	7,683	8,017

Pool #AS8699, 4.00%, 1/1/47	3,740	4,017

Pool #AS8984, 4.50%, 3/1/47	2,318	2,519

Pool #AV0052, 4.00%, 11/1/43	369	404

Pool #AZ7903, 4.00%, 6/1/41	3,149	3,402

Pool #BH4092, 4.50%, 10/1/47	2,797	3,033

Pool #BH6175, 3.50%, 7/1/47	1,763	1,865

Pool #BJ0686, 4.00%, 4/1/48	3,092	3,307

Pool #BJ3524, 4.00%, 11/1/47	3,721	3,995

Pool #BK4740, 4.00%, 8/1/48	7,223	7,693

Pool #BM1948, 6.00%, 7/1/41	305	351

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.8% (7) – continued

Fannie Mae – 22.5% – continued

Pool #BM3385, 4.00%, 6/1/45	$6,090	$6,577

Pool #BM4413, 4.50%, 12/1/47	3,747	4,053

Pool #BM5070, 4.00%, 6/1/38	3,272	3,551

Pool #BM5168, 2.50%, 6/1/46	1,066	1,110

Pool #BM5745, 4.00%, 6/1/46	5,945	6,421

Pool #BM5785, 3.50%, 9/1/46	3,420	3,639

Pool #BM5969, 3.00%, 11/1/46	8,239	8,707

Pool #BM5984, 5.00%, 5/1/49	500	540

Pool #BM5996, 5.00%, 12/1/48	410	442

Pool #CA3308, 3.50%, 4/1/49	3,336	3,529

Pool #FM1303, 3.00%, 1/1/48	3,914	4,134

Pool #FM1472, 3.50%, 3/1/34	191	201

Pool #FM1572, 3.00%, 9/1/48	1,738	1,830

Pool #FM1769, 4.50%, 7/1/47	3,898	4,261

Pool #FM1772, 4.50%, 5/1/47	5,941	6,495

Pool #FM2249, 4.50%, 12/1/44	5,544	6,069

Pool #FM2324, 4.50%, 10/1/46	4,590	5,013

Pool #FM2327, 4.50%, 2/1/47	580	634

Pool #FM2483, 3.50%, 2/1/33	2,814	2,965

Pool #MA0878, 4.00%, 10/1/31	920	1,004

Pool #MA2522, 3.50%, 2/1/46	4,756	5,065

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.8% (7) – continued

Fannie Mae – 22.5% – continued

Pool #MA2642, 3.50%, 6/1/46	$5,265	$5,597

Pool #MA2864, 3.50%, 1/1/47	2,773	2,940

Pool #MA3004, 4.00%, 5/1/37	1,032	1,121

Pool #MA3088, 4.00%, 8/1/47	3,024	3,243

Pool #MA3183, 4.00%, 11/1/47	7,190	7,689

Pool #MA3184, 4.50%, 11/1/47	4,840	5,248

Pool #MA3211, 4.00%, 12/1/47	7,264	7,786

Pool #MA3448, 5.00%, 8/1/48	2,220	2,396
		189,464

Freddie Mac – 1.1%

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2, 3.59%, 1/25/25	1,790	1,951

Pool #1B3575, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 11.38% Cap), 4.05%, 9/1/37 (6)	56	56

Pool #1G2296, (Floating, ICE LIBOR USD 1Y + 2.06%, 2.06% Floor, 11.17% Cap), 4.19%, 11/1/37 (6)	257	260

Pool #ZS4639, 4.00%, 11/1/45	6,491	7,013
		9,280

Freddie Mac Gold – 2.6%

Pool #C00910, 7.50%, 1/1/30	119	140

Pool #G01954, 5.00%, 11/1/35	472	524

Pool #G05935, 6.00%, 3/1/36	171	197

Pool #G08731, 2.50%, 11/1/46	2,653	2,763

Pool #G16396, 3.50%, 2/1/33	2,617	2,757

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.8% (7) – continued

Freddie Mac Gold – 2.6% – continued

Pool #G18643, 2.50%, 5/1/32	$212	$220

Pool #G60948, 3.00%, 1/1/47	558	590

Pool #G61670, 3.00%, 5/1/47	7,542	7,973

Pool #G61723, 3.50%, 1/1/43	166	179

Pool #G62080, 4.50%, 4/1/46	1,949	2,133

Pool #Q15842, 3.00%, 2/1/43	2,689	2,843

Pool #Q63667, 4.50%, 5/1/49	1,165	1,254
		21,573

Freddie Mac Pool – 2.7%

Pool #SB0084, 3.00%, 2/1/32	2,070	2,169

Pool #SB0216, 3.00%, 12/1/32	1,317	1,384

Pool #SD0033, 3.00%, 12/1/47	1,429	1,511

Pool #SD0039, 4.00%, 2/1/46	9,522	10,279

Pool #ZK7457, 3.50%, 2/1/29	4,365	4,590

Pool #ZT0714, 5.00%, 10/1/48	2,428	2,620
		22,553

Government National Mortgage Association II – 2.9%

Pool #784801, 3.50%, 6/20/47	1,784	1,907

Pool #784832, 2.50%, 10/20/45	13,274	13,962

Pool #MA0782, 3.00%, 2/20/43	6,300	6,761

Pool #MA0850, 2.50%, 3/20/43	1,990	2,092

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.8% (7) – continued

Government National Mortgage Association II – 2.9% – continued

Pool #MA4008, 5.50%, 10/20/46	$187	$210
		24,932
Total U.S. Government Agencies
(Cost $261,520)		267,802

U.S. GOVERNMENT OBLIGATIONS – 28.9%

U.S. Treasury Bonds – 4.6%

2.38%, 11/15/49	12,593	15,689

2.00%, 2/15/50	20,069	23,249
		38,938

U.S. Treasury Notes – 23.2%

0.38%, 3/31/22	69,820	70,022

0.50%, 3/15/23	57,405	57,768

0.50%, 3/31/25	27,319	27,487

1.50%, 2/15/30	36,803	39,625
		194,902

U.S. Treasury Strips – 1.1%

1.28%, 8/15/49 (9)	14,670	9,664
Total U.S. Government Obligations
(Cost $237,320)		243,504

MUNICIPAL BONDS – 1.0%

California – 0.4%

University of California Regents Medical Center Pooled Taxable Revenue Bonds, Series N, 3.26%, 5/15/60	1,610	1,508
3.71%, 5/15/20 (4)	1,610	1,658
		3,166

Massachusetts – 0.1%

Massachusetts State G.O. Limited Bonds, Series H, Taxable Consolidated Loan of 2019, 2.90%, 9/1/49	750	704

New Jersey – 0.2%

New Jersey State Transportation Trust Fund Authority Transportation System Taxable Revenue Refunding Bonds, 4.13%, 6/15/42	1,610	1,559

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.0% – continued

New York – 0.2%

New York State Thruway Authority Taxable Revenue Refunding Bonds, Series M, 3.50%, 1/1/42	$1,585	$1,602

Texas – 0.1%

Texas State Private Activity Bond Surface Transportation Corp. Taxable Revenue Bonds, North Tarrant Express Managed Lanes Project, 3.92%, 12/31/49	1,200	1,186
Total Municipal Bonds
(Cost $8,365)		8,217

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (10)(11)	3,803,955	$3,804
Total Investment Companies
(Cost $3,804)		3,804

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.88%, 7/16/20 (12)(13)	$2,400	$2,399
Total Short-Term Investments
(Cost $2,394)		2,399

Total Investments – 99.8%
(Cost $853,997)		840,173

Other Assets less Liabilities – 0.2%		1,653
NET ASSETS – 100.0%		$841,826

(1)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(2)	Perpetual bond. Maturity date represents next call date.
(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(4)	Century bond maturing in 2120.
(5)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(6)	Variable rate security. Rate as of March 31, 2020 is disclosed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

(7)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(8)	Principal Amount and Value rounds to less than one thousand.
(9)	Zero coupon bond.
(10)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(11)	7-day current yield as of March 31, 2020 is disclosed.
(12)	Discount rate at the time of purchase.
(13)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y – 1 Year

3M – 3 Month

5Y – 5 Year

CMT – Constant Maturity

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

G.O. – General Obligation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

PLC – Public Limited Company

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s

SOFR – Secured Overnight Financing Rate

USD – United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
5-Year U.S. Treasury Note	92	$11,533	Long	6/20	$65

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	32.2%
U.S. Agency	28.9
AAA	4.1
AA	1.6
A	5.0
BBB	18.8
BB	4.3
B	3.4
CCC	1.2
Cash Equivalents	0.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$ –	$30,940	$–	$30,940
Corporate Bonds (1)	–	228,024	–	228,024
Foreign Issuer Bonds (1)	–	55,483	–	55,483
U.S. Government Agencies (1)	–	267,802	–	267,802
U.S. Government Obligations (1)	–	243,504	–	243,504
Municipal Bonds (1)	–	8,217	–	8,217
Investment Companies	3,804	–	–	3,804
Short-Term Investments	–	2,399	–	2,399
Total Investments	$3,804	$836,369	$–	$840,173

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$ 65	$ –	$–	$ 65

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6%

Advertising & Marketing – 0.4%

Terrier Media Buyer, Inc., 8.88%, 12/15/27 (1)	$15,150	$12,802

Aerospace & Defense – 1.1%

SSL Robotics LLC, 9.75%, 12/31/23 (1)	12,275	12,643

TransDigm, Inc., 5.50%, 11/15/27 (1)	11,225	10,074

Triumph Group, Inc., 7.75%, 8/15/25	16,750	12,144
		34,861

Airlines – 0.1%

American Airlines Group, Inc., 3.75%, 3/1/25 (1)	6,600	4,620

Automobiles Manufacturing – 1.2%

Ford Motor Credit Co. LLC, 3.81%, 10/12/21	4,250	4,077
4.25%, 9/20/22	4,275	3,976
5.58%, 3/18/24	4,628	4,397
3.66%, 9/8/24	4,275	3,847
4.06%, 11/1/24	3,800	3,449
4.39%, 1/8/26	8,725	7,634
5.11%, 5/3/29	5,318	4,610

General Motors Financial Co., Inc., (Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 9/30/27 (2)(3)	11,975	7,544
		39,534

Cable & Satellite – 4.4%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28 (1)	26,887	26,954

CSC Holdings LLC, 6.50%, 2/1/29 (1)	22,600	24,374
5.75%, 1/15/30 (1)	10,425	10,513

DISH DBS Corp., 7.75%, 7/1/26	26,417	27,144

GCI LLC, 6.88%, 4/15/25	9,266	9,173

Hughes Satellite Systems Corp., 6.63%, 8/1/26	19,530	19,782

Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 8/15/27 (1)	10,825	10,481

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Cable & Satellite – 4.4% – continued

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (1)	$12,300	$10,455
		138,876

Casinos & Gaming – 1.9%

Boyd Gaming Corp., 4.75%, 12/1/27 (1)	13,350	11,014

Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25 (1)	12,975	9,370

Eldorado Resorts, Inc., 6.00%, 9/15/26	16,688	15,061

Scientific Games International, Inc., 8.25%, 3/15/26 (1)	16,060	10,280

Station Casinos LLC, 4.50%, 2/15/28 (1)	12,125	9,821

Twin River Worldwide Holdings, Inc., 6.75%, 6/1/27 (1)	8,025	6,019
		61,565

Chemicals – 0.7%

CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (1)	16,110	12,915

Univar Solutions USA, Inc., 5.13%, 12/1/27 (1)	9,250	8,418
		21,333

Coal Operations – 0.4%

Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 5/1/25 (1)	20,092	12,055

Commercial Finance – 0.7%

Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22 (1)	8,061	7,461

Voyager Aviation Holdings LLC/Voyager Finance Co., 8.50%, 8/15/21 (1)	17,225	16,190
		23,651

Communications Equipment – 0.7%

CommScope, Inc., 6.00%, 3/1/26 (1)	13,300	13,280

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Communications Equipment – 0.7% – continued

ViaSat, Inc., 5.63%, 4/15/27 (1)	$7,575	$7,480
		20,760

Construction Materials Manufacturing – 0.4%

Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 3/15/27 (1)	13,601	12,853

Consumer Finance – 3.3%

Credit Acceptance Corp., 6.63%, 3/15/26	16,963	16,110

Curo Group Holdings Corp., 8.25%, 9/1/25 (1)	20,240	14,269

Discover Financial Services, (Variable, ICE LIBOR USD 3M + 3.08%), 5.50%, 10/30/27 (2)(3)	8,825	7,060

Enova International, Inc., 8.50%, 9/15/25 (1)	15,650	13,459

Freedom Mortgage Corp., 8.13%, 11/15/24 (1)	14,673	11,820

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27 (1)	6,475	5,115

Navient Corp., 5.00%, 3/15/27	13,100	11,262

Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 6/15/25 (1)	8,697	7,305

Springleaf Finance Corp., 6.88%, 3/15/25	4,175	4,205
5.38%, 11/15/29	13,700	12,536
		103,141

Consumer Products – 0.5%

Energizer Holdings, Inc., 6.38%, 7/15/26 (1)	7,555	7,631
7.75%, 1/15/27 (1)	7,300	7,546
		15,177

Consumer Services – 1.2%

Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 7/15/26 (1)	10,675	10,488

APX Group, Inc., 6.75%, 2/15/27 (1)	10,335	8,578

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Consumer Services – 1.2% – continued

Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (1)	$20,875	$18,005
		37,071

Containers & Packaging – 1.4%

Flex Acquisition Co., Inc., 7.88%, 7/15/26 (1)	15,199	13,999

Greif, Inc., 6.50%, 3/1/27 (1)	6,478	6,213

LABL Escrow Issuer LLC, 6.75%, 7/15/26 (1)	5,075	4,669

Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (1)	13,642	10,845

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 7.00%, 7/15/24 (1)	7,050	7,165
		42,891

Entertainment Content – 1.1%

Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, 2/15/28 (1)	14,635	11,981

Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 8/15/26 (1)	10,775	8,755
6.63%, 8/15/27 (1)	18,925	12,656
		33,392

Entertainment Resources – 0.2%

AMC Entertainment Holdings, Inc., 5.88%, 11/15/26	13,205	5,480

Exploration & Production – 3.0%

Berry Petroleum Co. LLC, 7.00%, 2/15/26 (1)	17,600	7,040

Chesapeake Energy Corp., 11.50%, 1/1/25 (1)	9,100	1,547

Denbury Resources, Inc., 9.00%, 5/15/21 (1)	19,408	5,677

Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 2/15/23 (1)	19,900	11,542

EQT Corp., 7.00%, 2/1/30	20,955	15,612

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Exploration & Production – 3.0% – continued

Gulfport Energy Corp., 6.38%, 1/15/26	$22,690	$4,434

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/1/28 (1)	11,542	5,078

Indigo Natural Resources LLC, 6.88%, 2/15/26 (1)	19,670	12,982

Laredo Petroleum, Inc., 9.50%, 1/15/25	17,240	6,896

SM Energy Co., 5.63%, 6/1/25	12,210	3,327

Southwestern Energy Co., 6.20%, 1/23/25	19,163	13,049

Whiting Petroleum Corp., 6.63%, 1/15/26 (4)	20,499	1,384

WPX Energy, Inc., 4.50%, 1/15/30	8,775	4,765
		93,333

Financial Services – 1.4%

Advisor Group Holdings, Inc., 10.75%, 8/1/27 (1)	10,875	9,461

LPL Holdings, Inc., 5.75%, 9/15/25 (1)	11,943	11,465

Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (1)	11,350	9,648

NFP Corp., 6.88%, 7/15/25 (1)	13,275	13,076
		43,650

Food & Beverage – 2.9%

Dole Food Co., Inc., 7.25%, 6/15/25 (1)	12,905	10,195

Kraft Heinz Foods Co., 4.63%, 1/30/29	8,175	8,179
5.00%, 7/15/35	4,075	4,051
5.00%, 6/4/42	17,505	16,573
5.20%, 7/15/45	16,900	16,248
4.38%, 6/1/46	4,350	3,919

NBM US Holdings, Inc., 7.00%, 5/14/26	16,275	14,770

Simmons Foods, Inc., 5.75%, 11/1/24 (1)	19,162	17,395
		91,330

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Forest & Paper Products Manufacturing – 0.7%

Schweitzer-Mauduit International, Inc., 6.88%, 10/1/26 (1)	$20,925	$20,820

Hardware – 1.7%

Dell International LLC/EMC Corp., 5.30%, 10/1/29 (1)	13,825	14,103

Everi Payments, Inc., 7.50%, 12/15/25 (1)	13,927	10,585

NCR Corp., 6.13%, 9/1/29 (1)	17,490	16,334

TTM Technologies, Inc., 5.63%, 10/1/25 (1)	16,030	13,465
		54,487

Health Care Facilities & Services – 3.7%

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27 (1)	7,675	7,445

CHS/Community Health Systems, Inc., 6.63%, 2/15/25 (1)	17,400	16,095

Encompass Health Corp., 4.75%, 2/1/30	5,250	5,145

Envision Healthcare Corp., 8.75%, 10/15/26 (1)	14,250	3,491

HCA, Inc., 5.88%, 2/1/29	20,830	22,028

LifePoint Health, Inc., 4.38%, 2/15/27 (1)	13,025	12,269

MEDNAX, Inc., 6.25%, 1/15/27 (1)	11,265	9,040

Tenet Healthcare Corp., 8.13%, 4/1/22	19,249	18,335
4.88%, 1/1/26 (1)	8,825	8,406

Vizient, Inc., 6.25%, 5/15/27 (1)	3,632	3,543

West Street Merger Sub, Inc., 6.38%, 9/1/25 (1)	13,189	11,497
		117,294

Home & Office Products Manufacturing – 0.5%

Newell Brands, Inc., 5.63%, 4/1/36	14,750	14,622

Home Improvement – 1.5%

Cornerstone Building Brands, Inc., 8.00%, 4/15/26 (1)	10,695	9,198

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Home Improvement – 1.5% – continued

Griffon Corp., 5.75%, 3/1/28 (1)	$7,925	$7,450

Patrick Industries, Inc., 7.50%, 10/15/27 (1)	13,325	13,058

PGT Innovations, Inc., 6.75%, 8/1/26 (1)	19,335	18,513
		48,219

Homebuilders – 1.3%

Beazer Homes USA, Inc., 5.88%, 10/15/27	9,600	7,248

Century Communities, Inc., 5.88%, 7/15/25	12,590	10,607

Forestar Group, Inc., 5.00%, 3/1/28 (1)	10,575	8,781

LGI Homes, Inc., 6.88%, 7/15/26 (1)	15,298	13,310
		39,946

Industrial Other – 0.7%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	15,175	8,650

Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24 (1)	15,575	14,017
		22,667

Internet Media – 0.7%

GrubHub Holdings, Inc., 5.50%, 7/1/27 (1)	9,850	8,717

Netflix, Inc., 6.38%, 5/15/29	12,425	13,540
		22,257

Investment Companies – 0.6%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.25%, 5/15/27	21,350	19,722

Leisure Products Manufacturing – 0.3%

Mattel, Inc., 5.88%, 12/15/27	10,650	10,946

Machinery Manufacturing – 0.2%

Amsted Industries, Inc., 5.63%, 7/1/27 (1)	7,850	7,637

Managed Care – 0.8%

Centene Corp., 4.25%, 12/15/27 (1)	3,100	3,038

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Managed Care – 0.8% – continued
4.63%, 12/15/29 (1)	$17,925	$18,015
3.38%, 2/15/30 (1)	3,050	2,836
		23,889

Manufactured Goods – 0.3%

Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp., 12.25%, 11/15/26 (1)	13,725	10,706

Medical Equipment & Devices Manufacturing – 0.4%

Avantor, Inc., 9.00%, 10/1/25 (1)	12,161	12,802

Metals & Mining – 2.5%

Arconic Corp., 6.13%, 2/15/28 (1)	6,050	6,186

Commercial Metals Co., 5.75%, 4/15/26	16,548	15,446

Freeport-McMoRan, Inc., 5.45%, 3/15/43	18,960	16,969

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (1)	14,417	13,408

Novelis Corp., 4.75%, 1/30/30 (1)	13,150	11,703

United States Steel Corp., 6.88%, 8/15/25	23,800	16,596
		80,308

Oil & Gas Services & Equipment – 0.5%

Oceaneering International, Inc., 6.00%, 2/1/28	21,295	8,154

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 4/1/26	11,466	7,166
		15,320

Pharmaceuticals – 1.2%

Bausch Health Americas, Inc., 8.50%, 1/31/27 (1)	17,415	18,199

Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (1)	10,450	10,491

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1)(5)(6)	8,000	4,000

Par Pharmaceutical, Inc., 7.50%, 4/1/27 (1)	5,175	5,149
		37,839

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Pipeline – 3.8%

American Midstream Partners L.P./American Midstream Finance Corp., 9.50%, 12/15/21 (1)	$24,298	$22,840

Cheniere Energy Partners L.P., 4.50%, 10/1/29 (1)	7,850	6,829

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.63%, 5/1/27 (1)	9,075	4,989

EnLink Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.00%, 12/15/22 (2)(3)	19,300	3,474

Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 5/15/23	14,084	10,216

Global Partners L.P./GLP Finance Corp., 7.00%, 6/15/23	9,179	7,527
7.00%, 8/1/27	10,860	8,145

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 2/1/28 (1)	5,325	4,460

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 2/15/21	12,877	6,907

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/1/23	14,170	4,924
7.50%, 4/15/26	6,625	2,257

NuStar Logistics L.P., 6.00%, 6/1/26	6,580	4,869

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	16,666	10,333

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (2)(3)	16,800	8,400

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 3/1/27	6,970	6,421

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.50%, 7/15/27	7,025	5,989
		118,580

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Power Generation – 2.7%

Calpine Corp., 5.50%, 2/1/24	$21,145	$20,088
5.13%, 3/15/28	19,662	18,089

Clearway Energy Operating LLC, 4.75%, 3/15/28 (1)	12,125	11,246

NRG Energy, Inc., 5.75%, 1/15/28	18,065	18,426

Vistra Operations Co. LLC, 5.63%, 2/15/27 (1)	17,125	17,660
		85,509

Property & Casualty Insurance – 1.0%

Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/25 (1)	15,645	13,455

GTCR AP Finance, Inc., 8.00%, 5/15/27 (1)	10,700	9,844

USI, Inc., 6.88%, 5/1/25 (1)	9,054	8,420
		31,719

Publishing & Broadcasting – 3.5%

Clear Channel Outdoor Holdings, Inc., 9.25%, 2/15/24 (1)	5,402	4,632
5.13%, 8/15/27 (1)	14,725	13,934

Cumulus Media New Holdings, Inc., 6.75%, 7/1/26 (1)	8,785	7,863

Entercom Media Corp., 7.25%, 11/1/24 (1)	18,550	15,489

Gray Television, Inc., 7.00%, 5/15/27 (1)	17,160	17,074

iHeartCommunications, Inc., 5.25%, 8/15/27 (1)	4,450	3,894

Meredith Corp., 6.88%, 2/1/26	17,425	15,287

Nexstar Broadcasting, Inc., 5.63%, 7/15/27 (1)	12,850	12,561

Sirius XM Radio, Inc., 5.50%, 7/1/29 (1)	7,650	7,803

TEGNA, Inc., 5.00%, 9/15/29 (1)	12,250	11,059
		109,596

Real Estate – 0.5%

ESH Hospitality, Inc., 4.63%, 10/1/27 (1)	10,625	8,288

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Real Estate – 0.5% – continued

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25 (1)	$7,900	$7,263
		15,551

Real Estate Investment Trusts – 0.3%

iStar, Inc., 4.75%, 10/1/24	10,150	8,526

Refining & Marketing – 0.8%

CVR Energy, Inc., 5.75%, 2/15/28 (1)	16,640	12,438

PBF Holding Co LLC/PBF Finance Corp., 6.00%, 2/15/28 (1)	12,125	8,003

Sunoco L.P./Sunoco Finance Corp., 5.50%, 2/15/26	6,876	5,950
		26,391

Restaurants – 0.8%

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	20,910	13,171

IRB Holding Corp., 6.75%, 2/15/26 (1)	14,773	11,640
		24,811

Retail – Consumer Discretionary – 2.4%

KGA Escrow LLC, 7.50%, 8/15/23 (1)	16,999	15,469

Lithia Motors, Inc., 4.63%, 12/15/27 (1)	12,450	11,206

Party City Holdings, Inc., 6.63%, 8/1/26 (1)	18,785	1,879

PetSmart, Inc., 7.13%, 3/15/23 (1)	16,000	14,900

Sonic Automotive, Inc., 6.13%, 3/15/27	18,681	16,439

Staples, Inc., 7.50%, 4/15/26 (1)	17,896	15,816
		75,709

Software & Services – 4.0%

Banff Merger Sub, Inc., 9.75%, 9/1/26 (1)	11,225	9,878

Castle US Holding Corp., 9.50%, 2/15/28 (1)	7,980	7,581

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Software & Services – 4.0% – continued

MPH Acquisition Holdings LLC, 7.13%, 6/1/24 (1)	$18,731	$16,297

Open Text Holdings, Inc., 4.13%, 2/15/30 (1)	5,900	5,548

Rackspace Hosting, Inc., 8.63%, 11/15/24 (1)	15,275	13,709

Refinitiv US Holdings, Inc., 8.25%, 11/15/26 (1)	20,125	21,232

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	22,614	22,162

Sophia L.P./Sophia Finance, Inc., 9.00%, 9/30/23 (1)	7,880	7,880

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/1/25 (1)	4,494	4,112

Verscend Escrow Corp., 9.75%, 8/15/26 (1)	17,325	17,292
		125,691

Supermarkets & Pharmacies – 0.6%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC, 7.50%, 3/15/26 (1)	12,400	13,365
4.88%, 2/15/30 (1)	4,450	4,439
		17,804

Technology – 0.4%

Iron Mountain, Inc., 4.88%, 9/15/29 (1)	14,814	13,916

Transportation & Logistics – 1.3%

Allison Transmission, Inc., 5.88%, 6/1/29 (1)	8,025	7,544

Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (1)	12,275	11,385

Navistar International Corp., 6.63%, 11/1/25 (1)	20,638	17,181

XPO Logistics, Inc., 6.75%, 8/15/24 (1)	5,125	5,011
		41,121

Utilities – 0.4%

Talen Energy Supply LLC, 6.63%, 1/15/28 (1)	16,875	14,175

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 71.6% – continued

Waste & Environment Services & Equipment – 0.5%

Covanta Holding Corp., 5.88%, 7/1/25	$17,004	$15,644

Wireless Telecommunications Services – 2.3%

Sprint Capital Corp., 6.88%, 11/15/28	21,853	24,960
8.75%, 3/15/32	25,450	33,658

Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/1/22 (1)	16,250	13,691
		72,309

Wireline Telecommunications Services – 1.7%

CenturyLink, Inc., 5.13%, 12/15/26 (1)	11,050	11,050
4.00%, 2/15/27 (1)	8,050	7,808

Cincinnati Bell, Inc., 7.00%, 7/15/24 (1)	11,925	12,000

Front Range BidCo, Inc., 6.13%, 3/1/28 (1)	11,825	11,234

Level 3 Financing, Inc., 4.63%, 9/15/27 (1)	11,225	11,156
		53,248
Total Corporate Bonds
(Cost $2,715,924)		2,258,156

FOREIGN ISSUER BONDS – 23.5%

Aerospace & Defense – 0.9%

Bombardier, Inc., 7.50%, 12/1/24 (1)	18,257	12,323

TransDigm UK Holdings PLC, 6.88%, 5/15/26	15,650	14,555
		26,878

Airlines – 0.4%

Virgin Australia Holdings Ltd., 7.88%, 10/15/21 (1)	25,450	11,465

Auto Parts Manufacturing – 0.8%

Dana Financing Luxembourg S.a.r.l., 5.75%, 4/15/25 (1)	21,325	18,553

IHO Verwaltungs GmbH, 6.00%, (100% Cash), 5/15/27 (1)(7)	11,400	7,980
		26,533

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.5% – continued

Banks – 0.3%

ING Groep N.V., (Variable, USD Swap 5Y + 4.45%), 6.50%, 4/16/25 (2)(3)	$10,971	$9,141

Cable & Satellite – 4.0%

Altice Financing S.A., 7.50%, 5/15/26 (1)	16,195	15,691
5.00%, 1/15/28 (1)	19,825	17,545

Intelsat Jackson Holdings S.A., 8.50%, 10/15/24 (1)(4)	37,875	23,850

LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (1)	22,820	22,478

Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 3/1/28 (1)	16,250	15,356

UPC Holding B.V., 5.50%, 1/15/28 (1)	20,575	19,340

Ziggo Bond Co. B.V., 6.00%, 1/15/27 (1)	12,775	12,392
		126,652

Casinos & Gaming – 0.6%

Melco Resorts Finance Ltd., 5.63%, 7/17/27 (1)	9,325	8,117

Wynn Macau Ltd., 5.50%, 10/1/27 (1)	12,982	11,515
		19,632

Chemicals – 0.2%

Starfruit Finco B.V./Starfruit US Holdco LLC, 8.00%, 10/1/26 (1)	6,475	6,146

Commercial Finance – 0.2%

AerCap Holdings N.V., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.54%), 5.88%, 10/10/79 (2)	10,375	7,159

Consumer Finance – 0.5%

Fairstone Financial, Inc., 7.88%, 7/15/24 (1)	18,072	16,988

Containers & Packaging – 0.3%

ARD Finance S.A., 6.50%, 6/30/27 (1)(7)	12,375	10,629

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.5% – continued

Diversified Banks – 1.9%

Barclays PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.67%), 8.00%, 6/15/24 (2)(3)	$13,575	$12,606

BNP Paribas S.A., (Variable, USD Swap 5Y + 5.15%), 7.38%, 8/19/25 (1)(2)(3)	13,450	12,845

Credit Agricole S.A., (Variable, USD Swap 5Y + 4.90%), 7.88%, 1/23/24 (1)(2)(3)	11,668	11,259

Credit Suisse Group A.G., (Variable, USD Swap 5Y + 4.60%), 7.50%, 7/17/23 (1)(2)(3)	12,125	11,174

Deutsche Bank A.G., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.52%), 6.00%, 10/30/25 (2)(3)	12,500	8,369

HSBC Holdings PLC, (Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 5/22/27 (2)(3)	5,433	5,148
		61,401

Financial Services – 0.9%

Altice France Holding S.A., 10.50%, 5/15/27 (1)	11,675	12,317

VistaJet Malta Finance PLC/XO Management Holding, Inc., 10.50%, 6/1/24 (1)	19,025	15,387
		27,704

Food & Beverage – 1.2%

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 4/15/29 (1)	17,300	18,558
5.50%, 1/15/30 (1)	5,000	5,162

Sigma Holdco B.V., 7.88%, 5/15/26	14,470	13,023
		36,743

Machinery Manufacturing – 0.2%

Husky III Holding Ltd., 13.00%, 2/15/25 (1)(7)	8,090	5,942

Metals & Mining – 1.6%

First Quantum Minerals Ltd., 7.25%, 4/1/23 (1)	11,175	9,408
6.50%, 3/1/24 (1)	12,250	10,168

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.5% – continued

Metals & Mining – 1.6% – continued

New Gold, Inc., 6.25%, 11/15/22 (1)	$5,725	$5,560
6.38%, 5/15/25 (1)	14,911	13,858

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22 (1)	14,891	7,297

Vedanta Resources Ltd., 6.38%, 7/30/22 (1)	11,510	4,264
		50,555

Oil & Gas Services & Equipment – 0.4%

Nabors Industries Ltd., 7.25%, 1/15/26 (1)	9,900	3,366

Noble Holding International Ltd., 7.88%, 2/1/26 (1)	7,350	1,764
6.05%, 3/1/41	11,525	576

Valaris PLC, 7.38%, 6/15/25	17,119	3,424
5.75%, 10/1/44	29,486	1,972
		11,102

Pharmaceuticals – 2.6%

Bausch Health Cos., Inc., 5.00%, 1/30/28 (1)	8,500	8,047
5.25%, 1/30/30 (1)	35,975	34,017

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (1)	25,621	18,559

Teva Pharmaceutical Finance Netherlands III B.V., 7.13%, 1/31/25 (1)	8,625	8,539
6.75%, 3/1/28	13,275	12,644
		81,806

Power Generation – 0.6%

Drax Finco PLC, 6.63%, 11/1/25 (1)	19,052	19,100

Property & Casualty Insurance – 0.5%

Ardonagh Midco 3 PLC, 8.63%, 7/15/23 (1)	16,910	15,050

Refining & Marketing – 1.0%

eG Global Finance PLC, 6.75%, 2/7/25 (1)	14,950	12,259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.5% – continued

Refining & Marketing – 1.0% – continued

Parkland Fuel Corp., 6.00%, 4/1/26 (1)	$19,431	$18,071
		30,330

Technology – 0.3%

Sixsigma Networks Mexico S.A. de C.V., 7.50%, 5/2/25 (1)	15,825	11,077

Travel & Lodging – 0.2%

Viking Cruises Ltd., 5.88%, 9/15/27 (1)	12,176	7,124

Trucking & Leasing – 0.4%

Fly Leasing Ltd., 5.25%, 10/15/24	15,615	13,117

Wireless Telecommunications Services – 3.3%

Altice France S.A., 7.38%, 5/1/26 (1)	27,362	27,161

C&W Senior Financing DAC, 6.88%, 9/15/27 (1)	24,325	20,980

Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/1/26 (1)	18,575	15,348

Digicel Group One Ltd., 8.25%, 12/30/22 (1)(4)	11,085	5,265

Millicom International Cellular S.A., 5.13%, 1/15/28 (1)	19,853	17,272

Telesat Canada/Telesat LLC, 6.50%, 10/15/27 (1)	17,800	17,088
		103,114

Wireline Telecommunications Services – 0.2%

Telecom Italia Capital S.A., 6.38%, 11/15/33	6,551	6,649
Total Foreign Issuer Bonds
(Cost $917,213)		742,037

TERM LOANS – 2.1% (8)

Consumer Services – 0.7%

TruGreen L.P., Initial Refinancing Term Loan, (Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 4.75%, 3/19/26	21,939	19,855

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 2.1% (8) – continued

Department Stores – 0.3%

J.C. Penney Corp., Inc., Loan, (Floating, ICE LIBOR USD 2M + 4.25%, 1.00% Floor), 5.86%, 6/23/23	$24,577	$9,667

Pharmaceuticals – 0.5%

Alvogen Pharma U.S., Inc., January 2020 Loan, (Floating, ICE LIBOR USD 3M + 5.25%, 1.00% Floor), 6.32%, 12/31/23	19,033	16,273

Retail – Consumer Discretionary – 0.6%

Bass Pro Group LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%, 0.75% Floor), 6.07%, 9/25/24	23,303	19,458
Total Term Loans
(Cost $88,541)		65,253

	NUMBER OF SHARES	VALUE (000s)

PREFERRED STOCKS – 0.4%

Banks – 0.4%

GMAC Capital Trust I, (Variable, ICE LIBOR USD 3M + 5.79%), 7.48% (8)	652,459	$13,473
Total Preferred Stocks
(Cost $15,569)		13,473

INVESTMENT COMPANIES – 0.8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (9)(10)	24,246,101	24,246
Total Investment Companies
(Cost $24,246)		24,246

Total Investments – 98.4%
(Cost $3,761,493)		3,103,165

Other Assets less Liabilities – 1.6%		50,082
NET ASSETS – 100.0%		$3,153,247

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(3)	Perpetual bond. Maturity date represents next call date.
(4)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(5)

Restricted security that has been deemed illiquid. At March 31, 2020, the value of this restricted illiquid security amounted to approximately $4,000,000 or 0.1% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	$8,000

(6)	Issuer has defaulted on terms of debt obligation.
(7)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(8)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

2M – 2 Month

3M – 3 Month

5Y – 5 Year

CMT – Constant Maturity

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

PLC – Public Limited Company

S&P – Standard & Poor’s

USD – United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	1.4%
BB	31.2
B	48.8
CCC	17.6
CC	0.1
Not Rated	0.1
Cash Equivalents	0.8

Total	100.0%

*

Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$2,258,156	$–	$2,258,156
Foreign Issuer Bonds (1)	–	742,037	–	742,037
Term Loans (1)	–	65,253	–	65,253
Preferred Stocks (1)	–	13,473	–	13,473
Investment Companies	24,246	–	–	24,246
Total Investments	$24,246	$3,078,919	$–	$3,103,165

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 18.4%

Automobile – 2.3%

CarMax Auto Owner Trust, Series 2020-1, Class A3 1.89%, 12/16/24	$560	$562

Drive Auto Receivables Trust, Series 2020-1, Class A2 1.99%, 12/15/22	400	401

Enterprise Fleet Financing LLC, Series 2020-1, Class A3 1.86%, 12/22/25 (1)	2,250	2,174

Ford Credit Auto Lease Trust, Series 2020-A, Class A3 1.85%, 3/15/23	1,200	1,180

GM Financial Automobile Leasing Trust, Series 2020-1, Class A3 1.67%, 12/20/22	490	481

GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3 1.84%, 9/16/24	790	790

Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A3 1.95%, 7/17/23 (1)	3,000	3,000
		8,588

Commercial Mortgage-Backed Securities – 7.2%

BANK, Series 2018-BN14, Class A2 4.13%, 9/15/60	3,880	4,117

BENCHMARK Mortgage Trust, Series 2018-B2, Class A2 3.66%, 2/15/51	2,355	2,442

BENCHMARK Mortgage Trust, Series 2018-B6, Class A2 4.20%, 10/10/51	3,285	3,488

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A2 2.43%, 8/15/49	3,824	3,826

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4 4.26%, 10/15/46	575	608

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	2,200	2,207

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 18.4% – continued

Commercial Mortgage-Backed Securities – 7.2% – continued

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	$5,068	$5,078

WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3 2.88%, 12/15/45	4,960	4,963
		26,729

Credit Card – 5.8%

American Express Credit Account Master Trust, Series 2018-8, Class A 3.18%, 4/15/24	5,200	5,329

American Express Credit Account Master Trust, Series 2019-1, Class A 2.87%, 10/15/24	1,845	1,901

BA Credit Card Trust, Series 2019-A1, Class A1 1.74%, 1/15/25	880	889

Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1 2.84%, 12/15/24	1,005	1,033

Discover Card Execution Note Trust, Series 2018-A5, Class A5 3.32%, 3/15/24	1,415	1,431

Discover Card Execution Note Trust, Series 2019-A1, Class A1 3.04%, 7/15/24	3,700	3,813

Golden Credit Card Trust, Series 2019-2A, Class A (Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor), 1.05%, 10/15/23 (2)	1,000	974

Master Credit Card Trust II, Series 2020-1A, Class A 1.99%, 9/21/24 (1)	2,200	2,203

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/15/25	3,210	3,250

World Financial Network Credit Card Master Trust, Series 2019-C, Class A 2.21%, 7/15/26	1,000	960
		21,783

Other – 3.1%

CNH Equipment Trust, Series 2018-A, Class A3 3.12%, 7/17/23	2,259	2,279

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 18.4% – continued

Other – 3.1% – continued

CNH Equipment Trust, Series 2019-A, Class A3 3.01%, 4/15/24	$2,900	$2,882

CNH Equipment Trust, Series 2019-B, Class A3 2.52%, 8/15/24	2,540	2,585

John Deere Owner Trust, Series 2019-A, Class A3 2.91%, 7/17/23	2,175	2,214

Verizon Owner Trust, Series 2020-A, Class A1A 1.85%, 7/22/24	1,550	1,512
		11,472
Total Asset-Backed Securities
(Cost $68,025)		68,572

CORPORATE BONDS – 23.4%

Aerospace & Defense – 0.8%

Boeing (The) Co., 2.80%, 3/1/23	1,180	1,106

Spirit AeroSystems, Inc., (Floating, ICE LIBOR USD 3M + 0.80%), 1.54%, 6/15/21 (2)	1,830	1,742
		2,848

Airlines – 0.6%

American Airlines Group, Inc., 3.75%, 3/1/25 (1)	1,100	770

Delta Air Lines, Inc., 3.40%, 4/19/21	1,530	1,393
		2,163

Automobiles Manufacturing – 0.1%

Hyundai Capital America, 2.85%, 11/1/22 (1)	530	518

Banks – 1.8%

Capital One N.A., (Floating, ICE LIBOR USD 3M + 1.15%), 2.92%, 1/30/23 (2)	1,000	926

CIT Bank N.A., (Variable, U.S. SOFR + 1.72%), 2.97%, 9/27/25 (3)	450	380

Discover Bank, 3.20%, 8/9/21	805	797

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.4% – continued

Banks – 1.8% – continued

Fifth Third Bancorp, 2.38%, 1/28/25	$265	$252

KeyBank N.A., 1.25%, 3/10/23	600	588

PNC Bank N.A., (Floating, ICE LIBOR USD 3M + 0.31%), 1.21%, 6/10/21 (2)	750	737
(Floating, ICE LIBOR USD 3M + 0.43%), 1.43%, 12/9/22 (2)	1,000	944

Synchrony Bank, 3.65%, 5/24/21	580	571

Wells Fargo & Co., 2.50%, 3/4/21	1,320	1,320
		6,515

Cable & Satellite – 0.2%

Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20	620	618

Comcast Corp., 3.00%, 2/1/24	300	315
		933

Chemicals – 0.9%

Albemarle Corp., (Floating, ICE LIBOR USD 3M + 1.05%), 2.74%, 11/15/22 (1)(2)	350	333

DuPont de Nemours, Inc., 4.21%, 11/15/23	890	937

Eastman Chemical Co., 3.50%, 12/1/21	1,110	1,140

Mosaic (The) Co., 3.75%, 11/15/21	1,124	1,017
		3,427

Commercial Finance – 0.2%

Air Lease Corp., 3.50%, 1/15/22	986	891

Consumer Finance – 1.5%

Ally Financial, Inc., 3.88%, 5/21/24	1,000	900

American Express Co., 2.50%, 7/30/24	1,000	1,012

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.4% – continued

Consumer Finance – 1.5% – continued

Capital One Financial Corp., (Floating, ICE LIBOR USD 3M + 0.95%), 1.95%, 3/9/22 (2)	$1,120	$1,072

Fiserv, Inc., 2.75%, 7/1/24	260	261

Global Payments, Inc., 2.65%, 2/15/25	500	491

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 2/1/27 (1)	1,100	869

PayPal Holdings, Inc., 2.40%, 10/1/24	660	645

Synchrony Financial, 2.85%, 7/25/22	230	218
		5,468

Containers & Packaging – 0.3%

Graphic Packaging International LLC, 4.75%, 7/15/27 (1)	1,180	1,154

Diversified Banks – 1.2%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 0.96%), 2.77%, 7/23/24 (2)	995	912
(Floating, ICE LIBOR USD 3M + 0.76%), 1.50%, 9/15/26 (2)	895	800

Citigroup, Inc., 2.70%, 3/30/21	725	728
(Floating, ICE LIBOR USD 3M + 0.69%), 2.48%, 10/27/22 (2)	1,010	955

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 0.70%), 3.21%, 4/1/23 (3)	1,035	1,053
		4,448

Electrical Equipment Manufacturing – 0.8%

Amphenol Corp., 2.05%, 3/1/25	780	737

Carrier Global Corp., 1.92%, 2/15/23 (1)	200	197

Keysight Technologies, Inc., 4.55%, 10/30/24	850	888

Otis Worldwide Corp., 2.06%, 4/5/25 (1)	800	782

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.4% – continued

Electrical Equipment Manufacturing – 0.8% – continued

Roper Technologies, Inc., 2.35%, 9/15/24	$470	$452
		3,056

Exploration & Production – 0.2%

Apache Corp., 3.25%, 4/15/22	52	39

EQT Corp., 6.13%, 2/1/25	1,100	847
		886

Financial Services – 1.6%

Ameriprise Financial, Inc., 3.00%, 3/22/22	710	719

Ares Capital Corp., 4.20%, 6/10/24	950	842

Goldman Sachs Group (The), Inc., (Floating, ICE LIBOR USD 3M + 1.05%), 2.36%, 6/5/23 (2)	1,255	1,201

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 9/15/24	950	874

Morgan Stanley, 5.75%, 1/25/21	100	103
5.50%, 7/28/21	1,005	1,043
(Variable, U.S. SOFR + 1.15%), 2.72%, 7/22/25 (3)	230	230

State Street Corp., (Variable, U.S. SOFR + 0.94%), 2.35%, 11/1/25 (3)	850	832
		5,844

Food & Beverage – 0.3%

Smithfield Foods, Inc., 2.65%, 10/3/21 (1)	1,185	1,066

Hardware – 0.5%

Dell International LLC/EMC Corp., 5.45%, 6/15/23 (1)	460	473

Hewlett Packard Enterprise Co., 3.50%, 10/5/21	670	676
4.40%, 10/15/22	685	698
		1,847

Health Care Facilities & Services – 0.6%

Cigna Corp., (Floating, ICE LIBOR USD 3M + 0.65%), 1.49%, 9/17/21 (2)	1,000	960

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.4% – continued

Health Care Facilities & Services – 0.6% – continued

CVS Health Corp., 2.63%, 8/15/24	$610	$619

McKesson Corp., 3.65%, 11/30/20	690	695
		2,274

Home Improvement – 0.2%

Masco Corp., 3.50%, 4/1/21	595	590

Homebuilders – 0.7%

D.R. Horton, Inc., 2.55%, 12/1/20	1,535	1,514

Forestar Group, Inc., 5.00%, 3/1/28 (1)	1,100	913
		2,427

Industrial Other – 0.2%

WW Grainger, Inc., 1.85%, 2/15/25	650	651

Life Insurance – 1.0%

MassMutual Global Funding II, 2.25%, 7/1/22 (1)	1,880	1,885

Principal Life Global Funding II, 2.25%, 11/21/24 (1)	930	908

Protective Life Global Funding, 2.16%, 9/25/20 (1)	1,000	994
		3,787

Machinery Manufacturing – 0.4%

CNH Industrial Capital LLC, 4.20%, 1/15/24	730	713

Parker-Hannifin Corp., 2.70%, 6/14/24	900	896
		1,609

Managed Care – 0.4%

Anthem, Inc., 2.38%, 1/15/25	1,180	1,168

UnitedHealth Group, Inc., 2.38%, 8/15/24	170	174
		1,342

Medical Equipment & Devices Manufacturing – 0.1%

Alcon Finance Corp., 2.75%, 9/23/26 (1)	400	404

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.4% – continued

Oil & Gas Services & Equipment – 0.1%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/22	$430	$409

Pharmaceuticals – 0.6%

Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (1)	1,000	1,004

Novartis Capital Corp., 1.75%, 2/14/25	950	957

Pfizer, Inc., 1.95%, 6/3/21	200	201
		2,162

Pipeline – 0.5%

Energy Transfer Operating L.P., 5.88%, 1/15/24	750	708

Energy Transfer Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	690	648

ONEOK, Inc., 2.20%, 9/15/25	500	386

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (3)(4)	525	263
		2,005

Power Generation – 0.4%

Calpine Corp., 4.50%, 2/15/28 (1)	900	873

NRG Energy, Inc., 3.75%, 6/15/24 (1)	300	294

Terraform Global Operating LLC, 6.13%, 3/1/26 (1)	395	385
		1,552

Publishing & Broadcasting – 0.2%

Entercom Media Corp., 7.25%, 11/1/24 (1)	695	580

Real Estate – 2.5%

American Campus Communities Operating Partnership L.P., 3.75%, 4/15/23	1,210	1,220

American Tower Corp., 3.45%, 9/15/21	475	478
2.40%, 3/15/25	445	437

Crown Castle International Corp., 2.25%, 9/1/21	930	917

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.4% – continued

Real Estate – 2.5% – continued

Equinix, Inc., 2.63%, 11/18/24	$975	$930

ESH Hospitality, Inc., 4.63%, 10/1/27 (1)	1,130	881

Healthpeak Properties, Inc., 3.25%, 7/15/26	1,150	1,115

Iron Mountain, Inc., 4.88%, 9/15/27 (1)	480	466

iStar, Inc., 4.75%, 10/1/24	540	454

MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 8/1/29	1,100	1,023

Simon Property Group L.P., 2.00%, 9/13/24	870	838

Welltower, Inc., 3.63%, 3/15/24	650	638
		9,397

Refining & Marketing – 0.4%

CVR Energy, Inc., 5.25%, 2/15/25 (1)	1,100	855

Marathon Petroleum Corp., 5.13%, 3/1/21	500	485
		1,340

Semiconductors – 0.6%

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	2,100	2,072

Software & Services – 0.9%

Activision Blizzard, Inc., 2.30%, 9/15/21	783	789

PTC, Inc., 4.00%, 2/15/28 (1)	1,190	1,143

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	1,035	1,014

Sophia L.P./Sophia Finance, Inc., 9.00%, 9/30/23 (1)	590	590
		3,536

Supermarkets & Pharmacies – 0.2%

Walgreen Co., 3.10%, 9/15/22	900	901

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 23.4% – continued

Transportation & Logistics – 0.9%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (1)	$1,200	$1,113

PACCAR Financial Corp., 1.80%, 2/6/25	850	805

Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 7/29/21 (1)	1,250	1,266
		3,184

Travel & Lodging – 0.1%

Marriott International, Inc., 2.30%, 1/15/22	455	426

Utilities – 0.7%

Ameren Corp., 2.50%, 9/15/24	420	408

American Electric Power Co., Inc., 3.65%, 12/1/21	665	673

CenterPoint Energy, Inc., 3.60%, 11/1/21	995	993

NextEra Energy Capital Holdings, Inc., 2.40%, 9/1/21	500	500
		2,574

Waste & Environment Services & Equipment – 0.3%

Republic Services, Inc., 2.50%, 8/15/24	570	574

Stericycle, Inc., 5.38%, 7/15/24 (1)	630	624
		1,198

Wireless Telecommunications Services – 0.1%

AT&T, Inc., 3.20%, 3/1/22	440	446

Wireline Telecommunications Services – 0.3%

Level 3 Financing, Inc., 4.63%, 9/15/27 (1)	1,100	1,093
Total Corporate Bonds
(Cost $91,707)		87,023

FOREIGN ISSUER BONDS – 12.2%

Banks – 4.1%

Australia & New Zealand Banking Group Ltd., (Floating, ICE LIBOR USD 3M + 0.46%), 2.15%, 5/17/21 (1)(2)	1,960	1,923

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.2% – continued

Banks – 4.1% – continued

Bank of New Zealand, 2.00%, 2/21/25 (1)	$1,170	$1,145

Banque Federative du Credit Mutuel S.A., 2.13%, 11/21/22 (1)	600	557

Canadian Imperial Bank of Commerce, (Variable, ICE LIBOR USD 3M + 0.79%), 2.61%, 7/22/23 (3)	1,000	1,004

DNB Bank ASA, 2.15%, 12/2/22 (1)	1,200	1,185

Federation des Caisses Desjardins du Quebec, 2.05%, 2/10/25 (1)	1,500	1,452

Lloyds Banking Group PLC, (Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 2.44%, 2/5/26 (3)	1,110	1,048

Macquarie Bank Ltd., 2.30%, 1/22/25 (1)	1,800	1,769

National Bank of Canada, 2.10%, 2/1/23	1,400	1,372

Skandinaviska Enskilda Banken AB, 2.80%, 3/11/22	500	491
3.05%, 3/25/22 (1)	1,050	1,047
2.20%, 12/12/22 (1)	200	197

Toronto-Dominion Bank (The), (Variable, ICE LIBOR USD 3M + 0.30%), 2.07%, 7/30/21 (2)	750	731

Westpac Banking Corp., 2.35%, 2/19/25	1,170	1,180
		15,101

Commercial Finance – 0.3%

Avolon Holdings Funding Ltd., 2.88%, 2/15/25 (1)	1,000	775

Fly Leasing Ltd., 5.25%, 10/15/24	370	311
		1,086

Containers & Packaging – 0.3%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27 (1)	1,000	1,025

Diversified Banks – 2.6%

Bank of Montreal, 2.50%, 6/28/24	890	870

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.2% – continued

Diversified Banks – 2.6% – continued

Bank of Nova Scotia (The), 2.70%, 8/3/26	$700	$706

BNP Paribas S.A., (Variable, ICE LIBOR USD 3M + 1.11%), 2.82%, 11/19/25 (1)(3)	1,610	1,590

Credit Agricole S.A., (Floating, ICE LIBOR USD 3M + 1.02%), 2.82%, 4/24/23 (1)(2)	1,045	992
2.38%, 1/22/25 (1)	1,000	976

Mitsubishi UFJ Financial Group, Inc., 2.80%, 7/18/24	1,000	987

Royal Bank of Canada, 1.95%, 1/17/23	700	693

Societe Generale S.A., 2.63%, 10/16/24 (1)	945	910
2.63%, 1/22/25 (1)	600	578

Sumitomo Mitsui Financial Group, Inc., 2.45%, 9/27/24	1,200	1,190
		9,492

Electrical Equipment Manufacturing – 0.5%

Tyco Electronics Group S.A., (Floating, ICE LIBOR USD 3M + 0.45%), 1.76%, 6/5/20 (2)	1,775	1,765

Exploration & Production – 0.4%

Sinopec Group Overseas Development 2018 Ltd., 2.50%, 11/12/24 (1)	1,495	1,496

Financial Services – 0.2%

Altice France Holding S.A., 6.00%, 2/15/28 (1)	1,000	880

Food & Beverage – 0.9%

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30 (1)	725	749

MARB BondCo PLC, 6.88%, 1/19/25 (1)	440	397

Mondelez International Holdings Netherlands B.V., 2.13%, 9/19/22 (1)	920	911

Pernod Ricard S.A., 5.75%, 4/7/21 (1)	1,262	1,298
		3,355

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.2% – continued

Government Agencies – 0.1%

Kommunalbanken AS, 2.00%, 6/19/24 (1)	$300	$316

Government Development Banks – 0.2%

Japan Bank for International Cooperation, 1.63%, 10/17/22	800	815

Government Local – 0.3%

Japan Finance Organization for Municipalities, 1.75%, 9/5/24 (1)	1,020	1,054

Medical Equipment & Devices Manufacturing – 0.2%

DH Europe Finance II S.a.r.l., 2.20%, 11/15/24	840	816

Metals & Mining – 0.2%

New Gold, Inc., 6.25%, 11/15/22 (1)	850	826

Oil & Gas Services & Equipment – 0.0%

Valaris PLC, 7.75%, 2/1/26	695	64

Pharmaceuticals – 1.1%

Bausch Health Cos., Inc., 6.13%, 4/15/25 (1)	1,035	1,020

Mylan N.V., 3.15%, 6/15/21	1,510	1,489

Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,495	1,482
		3,991

Pipeline – 0.1%

Enbridge, Inc., 2.50%, 1/15/25	510	462

Power Generation – 0.3%

Drax Finco PLC, 6.63%, 11/1/25 (1)	1,200	1,203

Software & Services – 0.3%

Open Text Corp., 3.88%, 2/15/28 (1)	1,100	1,034

Supranationals – 0.1%

European Investment Bank, 1.38%, 9/6/22	460	468

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.2% – continued

Travel & Lodging – 0.0%

Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	$176	$128
Total Foreign Issuer Bonds
(Cost $47,229)		45,377

U.S. GOVERNMENT AGENCIES – 13.9% (5)

Fannie Mae – 8.4%

Pool #555649, 7.50%, 10/1/32	14	16

Pool #AB6336, 2.50%, 10/1/27	1,093	1,140

Pool #AD0915, 5.50%, 12/1/38	34	38

Pool #AI3471, 5.00%, 6/1/41	113	125

Pool #AL1746, 3.50%, 3/1/27	862	908

Pool #AL2049, 3.50%, 11/1/26	405	426

Pool #AL8706, 2.50%, 3/1/29	928	964

Pool #BA6574, 3.00%, 1/1/31	1,468	1,543

Pool #BC0266, 3.50%, 2/1/31	1,008	1,069

Pool #BC1465, 2.50%, 7/1/31	749	778

Pool #BM1239, 3.50%, 2/1/32	1,324	1,396

Pool #BM4386, 2.50%, 8/1/30	1,634	1,695

Pool #BM4485, 3.00%, 9/1/30	2,561	2,684

Pool #BM5017, 3.00%, 3/1/30	1,250	1,310

Pool #BM5525, 4.00%, 3/1/31	516	544

Pool #BM5706, 2.00%, 6/1/30	790	815

Pool #BM5708, 3.00%, 12/1/29	213	223

Pool #FM1454, 2.50%, 9/1/28	1,404	1,461

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 13.9% (5) – continued

Fannie Mae – 8.4% – continued

Pool #FM1472, 3.50%, 3/1/34	$1,791	$1,885

Pool #FM1551, 3.00%, 6/1/27	212	222

Pool #FM1773, 3.00%, 12/1/31	1,245	1,305

Pool #FM1842, 3.50%, 6/1/34	1,317	1,384

Pool #FM1849, 3.50%, 12/1/33	1,432	1,510

Pool #FM1852, 3.00%, 7/1/33	1,348	1,415

Pool #FM1897, 3.00%, 9/1/32	1,106	1,158

Pool #FM2062, 2.50%, 7/1/33	3,206	3,328

Pool #FM2262, 2.50%, 1/1/35	1,752	1,820
		31,162

Freddie Mac – 2.1%

Pool #1B3617, (Floating, ICE LIBOR USD 1Y + 1.92%, 1.92% Floor, 11.01% Cap), 4.17%, 10/1/37 (2)	125	128

Pool #SB0215, 3.00%, 2/1/32	1,365	1,430

Pool #ZA2807, 2.50%, 2/1/28	203	212

Pool #ZK2807, 3.50%, 12/1/25	1,326	1,395

Pool #ZK2834, 3.50%, 12/1/25	422	444

Pool #ZK4449, 2.50%, 9/1/27	194	201

Pool #ZS7325, 2.50%, 7/1/29	1,303	1,352

Pool #ZS8598, 3.00%, 2/1/31	1,704	1,791

Pool #ZS8610, 2.50%, 5/1/31	901	936
		7,889

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 13.9% (5) – continued

Freddie Mac Gold – 1.7%

Pool #A92650, 5.50%, 6/1/40	$125	$140

Pool #E04232, 2.50%, 2/1/28	1,009	1,051

Pool #E04360, 2.50%, 4/1/28	769	801

Pool #E09021, 2.50%, 2/1/28	1,439	1,494

Pool #E09025, 2.50%, 3/1/28	1,266	1,314

Pool #G16618, 2.50%, 1/1/30	1,564	1,624
		6,424

Freddie Mac Pool – 1.7%

Pool #SB0084, 3.00%, 2/1/32	3,768	3,948

Pool #SB0216, 3.00%, 12/1/32	2,234	2,347
		6,295
Total U.S. Government Agencies
(Cost $50,644)		51,770

U.S. GOVERNMENT OBLIGATIONS – 29.4%

U.S. Treasury Floating Rate Notes – 2.7%
(Floating, U.S. Treasury 3M Bill MMY + 0.12%), 0.20%, 1/31/21 (2)	10,000	10,003

U.S. Treasury Notes – 26.7%
2.75%, 11/30/20	16,000	16,281
2.50%, 1/31/21	6,453	6,581
2.50%, 2/28/21	14,341	14,656
2.38%, 3/15/21	10,755	10,991
2.38%, 4/15/21	7,170	7,336
2.25%, 4/30/21	5,019	5,136
2.63%, 5/15/21	14,341	14,742
2.13%, 5/31/21	12,050	12,332
1.63%, 6/30/21	7,507	7,647
1.38%, 10/15/22	699	719
1.38%, 2/15/23	2,700	2,786
		99,207
Total U.S. Government Obligations
(Cost $107,184)		109,210

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.4%

California – 0.2%

California State Taxable G.O. Unlimited Refunding Bonds, Bid Group B, 2.50%, 10/1/22	$910	$934

New York – 0.2%

New York State Thruway Authority Taxable Revenue Refunding Bonds, Series M, 2.12%, 1/1/24	640	623
Total Municipal Bonds
(Cost $1,566)		1,557

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.9%

FlexShares® Disciplined Duration MBS Index Fund (6)	202,000	$4,791

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (6)(7)	2,156,537	2,157
Total Investment Companies
(Cost $6,817)		6,948

Total Investments – 99.6%
(Cost $373,172)		370,457

Other Assets less Liabilities – 0.4%		1,346
NET ASSETS – 100.0%		$371,803

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(4)	Perpetual bond. Maturity date represents next call date.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(7)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

1Y – 1 Year

3M – 3 Month

CMT – Constant Maturity

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

G.O. – General Obligation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

MBS – Mortgage Backed Securities

MMY – Money Market Yield

PLC – Public Limited Company

S&P – Standard & Poor’s

SOFR – Secured Overnight Financing Rate

USD – United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
U.S. Treasury	29.5%
U.S. Agency	14.0
AAA	18.7
AA	3.4
A	10.4
BBB	14.8
BB	4.6
B	2.0
CCC	0.7
Not Rated	1.3
Cash Equivalents	0.6

Total	100.0%

*

Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$68,572	$–	$68,572
Corporate Bonds (1)	–	87,023	–	87,023
Foreign Issuer Bonds (1)	–	45,377	–	45,377
U.S. Government Agencies (1)	–	51,770	–	51,770
U.S. Government
Obligations (1)	–	109,210	–	109,210

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$1,557	$–	$1,557
Investment Companies	6,948	–	–	6,948
Total Investments	$6,948	$363,509	$–	$370,457

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
U.S. GOVERNMENT AGENCIES – 19.1% (1)

Fannie Mae – 14.0%

Pool #555649, 7.50%, 10/1/32	$27	$30

Pool #AB6336, 2.50%, 10/1/27	813	848

Pool #AL8706, 2.50%, 3/1/29	691	717

Pool #AS4186, 2.50%, 1/1/30	342	355

Pool #AS8597, 2.50%, 1/1/32	335	348

Pool #BH5752, 3.50%, 11/1/47	927	982

Pool #BH9277, 3.50%, 2/1/48	505	533

Pool #BM1239, 3.50%, 2/1/32	248	261

Pool #BM5017, 3.00%, 3/1/30	284	298

Pool #FM1454, 2.50%, 9/1/28	320	333

Pool #FM1472, 3.50%, 3/1/34	488	514

Pool #FM1842, 3.50%, 6/1/34	300	315

Pool #FM1849, 3.50%, 12/1/33	895	944

Pool #FM1852, 3.00%, 7/1/33	307	322

Pool #FM1897, 3.00%, 9/1/32	824	863

Pool #FM2062, 2.50%, 7/1/33	314	327

Pool #MA3027, 4.00%, 6/1/47	161	173
		8,163

Freddie Mac – 1.1%

Pool #SB0215, 3.00%, 2/1/32	311	326

Pool #ZS7325, 2.50%, 7/1/29	297	308
		634

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.1% (1) – continued

Freddie Mac Gold – 2.3%

Pool #E09021, 2.50%, 2/1/28	$328	$340

Pool #E09025, 2.50%, 3/1/28	942	979
		1,319

Freddie Mac Pool – 1.5%

Pool #SB0084, 3.00%, 2/1/32	538	564

Pool #SB0216, 3.00%, 12/1/32	326	342
		906

Government National Mortgage Association I – 0.2%

Pool #676682, 4.50%, 6/15/25	64	67

Pool #782618, 4.50%, 4/15/24	29	31

Pool #783245, 5.00%, 9/15/24	29	30

Pool #783489, 5.00%, 6/15/25	15	15
		143
Total U.S. Government Agencies
(Cost $10,886)		11,165

U.S. GOVERNMENT OBLIGATIONS – 67.0%

U.S. Treasury Notes – 67.0%
0.38%, 3/31/22	11,665	11,699
0.50%, 3/15/23	16,825	16,931
0.50%, 3/31/25	5,585	5,619
1.50%, 2/15/30	4,602	4,955
		39,204
Total U.S. Government Obligations
(Cost $39,002)		39,204

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 12.9%

FlexShares® Disciplined Duration MBS Index Fund (2)	97,100	$2,303

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (2)(3)	5,262,967	5,263
Total Investment Companies
(Cost $7,548)		7,566

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
SHORT-TERM INVESTMENTS – 0.7%

U.S. Treasury Bill, 0.01%, 9/17/20 (4)(5)	$400	$400
Total Short-Term Investments
(Cost $400)		400

Total Investments – 99.7%
(Cost $57,836)		58,335

Other Assets less Liabilities – 0.3%		166
NET ASSETS – 100.0%		$58,501

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(3)	7-day current yield as of March 31, 2020 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

MBS – Mortgage Backed Securities

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

5-Year U.S. Treasury Note	31	$3,886	Long	6/20	$28

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	68.1%
U.S. Agency	18.9
Not Rated	4.0
Cash Equivalents	9.0

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$ –	$11,165	$–	$11,165
U.S. Government Obligations (1)	–	39,204	–	39,204
Investment Companies	7,566	–	–	7,566
Short-Term Investments	–	400	–	400
Total Investments	$7,566	$50,769	$–	$58,335

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$28	$ –	$–	$28

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
CORPORATE BONDS – 7.5%

Automobiles Manufacturing – 1.5%

American Honda Finance Corp., 1.95%, 5/20/22	$5,000	$4,927

General Motors Financial Co., Inc., 4.20%, 3/1/21	10,000	9,624
4.20%, 11/6/21	4,650	4,438

Harley-Davidson Financial Services, Inc., 3.55%, 5/21/21 (1)	10,000	10,170

Toyota Motor Credit Corp., (Floating, ICE LIBOR USD 3M + 0.13%), 1.83%, 8/13/21 (2)	10,000	9,564

Volkswagen Group of America Finance LLC, 4.00%, 11/12/21 (1)	17,500	17,312
		56,035

Banks – 2.3%

Capital One N.A., 2.15%, 9/6/22	12,500	12,164

Citibank N.A., 3.40%, 7/23/21	15,000	15,307

M&T Bank Corp., (Floating, ICE LIBOR USD 3M + 0.68%), 2.47%, 7/26/23 (2)	12,708	11,632

Truist Bank, (Floating, ICE LIBOR USD 3M + 0.59%), 2.35%, 8/2/22 (2)	11,200	10,570

US Bank N.A., 1.80%, 1/21/22	15,000	14,980
2.65%, 5/23/22	15,000	15,281

Wells Fargo Bank N.A., (Variable, ICE LIBOR USD 3M + 0.49%), 3.33%, 7/23/21 (3)	7,000	7,012
		86,946

Consumer Finance – 0.6%

American Express Co., 3.70%, 11/5/21	11,413	11,677

Capital One Financial Corp., (Floating, ICE LIBOR USD 3M + 0.72%), 2.49%, 1/30/23 (2)	5,000	4,673

PayPal Holdings, Inc., 2.20%, 9/26/22	5,000	4,977
		21,327

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
CORPORATE BONDS – 7.5% – continued

Diversified Banks – 0.5%

Bank of America Corp., (Floating, ICE LIBOR USD 3M + 0.38%), 2.19%, 1/23/22 (2)	$10,000	$9,599

Citigroup, Inc., (Variable, U.S. SOFR + 0.87%), 2.31%, 11/4/22 (3)	10,000	9,962
		19,561

Electrical Equipment Manufacturing – 0.1%

Carrier Global Corp., 1.92%, 2/15/23 (1)	3,000	2,953

Otis Worldwide Corp., (Floating, ICE LIBOR USD 3M + 0.45%), 1.89%, 4/5/23 (1)(2)	2,400	2,276
		5,229

Entertainment Content – 0.1%

Fox Corp., 3.67%, 1/25/22(1)	2,900	2,962

Exploration & Production – 0.1%

Occidental Petroleum Corp., 2.60%, 8/13/21	5,000	3,931

Financial Services – 0.5%

Bank of New York Mellon (The) Corp., 1.85%, 1/27/23	15,000	14,905

Morgan Stanley, (Floating, ICE LIBOR USD 3M + 1.40%), 3.22%, 4/21/21 (2)	2,000	1,986
		16,891

Hardware – 0.1%

Hewlett Packard Enterprise Co., (Floating, ICE LIBOR USD 3M + 0.68%), 1.46%, 3/12/21 (2)	5,000	4,838

Machinery Manufacturing – 0.4%

Caterpillar Financial Services Corp., 1.95%, 11/18/22	15,000	14,949

Pharmaceuticals – 0.0%

AbbVie, Inc., (Floating, ICE LIBOR USD 3M + 0.46%), 2.15%, 11/19/21 (1)(2)	1,600	1,547

Tobacco – 0.2%

Altria Group, Inc., 3.49%, 2/14/22	6,000	6,138

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 7.5% – continued

Travel & Lodging – 0.2%

Marriott International, Inc., 2.88%, 3/1/21	$2,000	$1,872
(Floating, ICE LIBOR USD 3M + 0.65%), 1.65%, 3/8/21 (2)	8,000	6,839
		8,711

Utilities – 0.6%

NextEra Energy Capital Holdings, Inc., 2.40%, 9/1/21	16,200	16,186
2.90%, 4/1/22	5,000	5,080
		21,266

Wireless Telecommunications Services – 0.3%

AT&T, Inc., 3.20%, 3/1/22	7,000	7,097
(Floating, ICE LIBOR USD 3M + 1.18%), 1.96%, 6/12/24 (2)	5,000	4,644
		11,741
Total Corporate Bonds
(Cost $288,073)		282,072

FOREIGN ISSUER BONDS – 3.7%

Banks – 1.7%

ABN AMRO Bank N.V., 3.40%, 8/27/21 (1)	5,600	5,607

ANZ New Zealand International Ltd., 1.90%, 2/13/23 (1)	20,000	20,124

ING Groep N.V., (Floating, ICE LIBOR USD 3M + 1.15%), 2.52%, 3/29/22 (2)	10,030	9,671
(Floating, ICE LIBOR USD 3M + 1.00%), 2.45%, 10/2/23 (2)	5,900	5,561

National Australia Bank Ltd., 1.88%, 12/13/22	10,000	9,943

Nordea Bank Abp, (Floating, ICE LIBOR USD 3M + 0.94%), 2.55%, 8/30/23 (1)(2)	5,800	5,761

Westpac Banking Corp., 2.00%, 1/13/23	8,000	7,909
		64,576

Diversified Banks – 1.0%

Mitsubishi UFJ Financial Group, Inc., 2.62%, 7/18/22	14,000	13,962

Royal Bank of Canada, 1.95%, 1/17/23	15,000	14,847

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 3.7% – continued

Diversified Banks – 1.0% – continued

Sumitomo Mitsui Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.68%), 2.68%, 3/9/21 (2)	$7,000	$6,925
		35,734

Financial Services – 0.3%

UBS Group A.G., (Floating, ICE LIBOR USD 3M + 1.44%), 2.64%, 9/24/20 (1)(2)	12,000	11,902

Food & Beverage – 0.3%

Mondelez International Holdings Netherlands B.V., 2.13%, 9/19/22 (1)	9,000	8,916

Government Regional – 0.4%

Province of Ontario Canada, 1.75%, 1/24/23	15,000	15,376
Total Foreign Issuer Bonds
(Cost $137,276)		136,504

U.S. GOVERNMENT OBLIGATIONS – 2.2%

U.S. Treasury Notes – 2.2%
1.50%, 9/30/21	25,000	25,488
1.63%, 12/31/21	20,000	20,492
2.13%, 5/15/22	35,000	36,404
		82,384
Total U.S. Government Obligations
(Cost $79,891)		82,384

MUNICIPAL BONDS – 62.8%

Alabama – 2.7%

Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series B-2, (Floating, SIFMA Municipal Swap Index Yield + 0.62%), 2.45%, 12/1/23 (2)(4)	60,000	60,000

Black Belt Energy Gas District Gas Supply Revenue Bonds, Series A, 4.00%, 7/1/22 (2)(4)(5)	11,125	11,352

Southeast Alabama State Gas Supply District Revenue Bonds, Series C, SIFMA Index Project No.1, (Floating, SIFMA Municipal Swap Index Yield + 0.65%), 2.48%, 4/1/24 (2)(4)	24,000	23,239

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Alabama – 2.7% – continued

University of Alabama University General Revenue Refunding Bonds, Series A, 5.00%, 7/1/22	$5,760	$6,242
		100,833

Alaska – 0.7%

Alaska State Industrial Development & Export Authority Revenue LANS, YKHC Project, 3.50%, 12/1/20	25,000	25,031

Arizona – 0.4%

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.00%, 7/1/20	3,000	3,029

Chandler G.O. Limited Refunding Bonds, 3.00%, 7/1/20	520	523

Maricopa County IDA Variable Revenue Refunding Bonds, Banner Health Obligated Group, (Floating, SIFMA Municipal Swap Index Yield + 0.57%), 2.40%, 10/18/24 (2)(4)	8,270	8,310

Pinal County Revenue Obligations Revenue Bonds, 5.00%, 8/1/21	2,000	2,102

Yavapai County IDA Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc., Project, 2.80%, 6/1/21 (2)(4)(5)	1,500	1,513
		15,477

California – 4.3%

Bay Area Toll Authority Toll Bridge Index Rate Revenue Refunding Bonds, (Floating, ICE LIBOR USD 3M + 0.55%), 1.55%, 4/1/21 (2)(4)	10,000	9,997

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AU, (Floating, SIFMA Municipal Swap Index Yield + 0.22%), 2.05%, 12/1/20 (2)(4)	30,000	29,982

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

California – 4.3% – continued

California State G.O. Unlimited Bonds, Series B, (Floating, SIFMA Municipal Swap Index Yield + 0.38%), 2.21%, 12/1/22 (2)(4)	$20,000	$19,866

California State Index Floating Rate G.O. Unlimited Bonds, Series E, (Floating, SIFMA Municipal Swap Index Yield + 0.43%), 2.26%, 12/1/23 (2)(4)	30,000	29,735

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, California Academy of Sciences, (Floating, ICE LIBOR USD 1M + 0.38%), 1.04%, 8/1/21 (2)(4)	4,000	4,003

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, J. Paul Getty Trust, (Floating, ICE LIBOR USD 1M + 0.20%), 0.89%, 4/1/21 (2)(4)	30,000	29,859

Los Angeles Community College District G.O. Unlimited Bonds, Series B-1, Election of 2016, 5.00%, 8/1/21	15,000	15,775

Southern California State Public Power Authority Revenue Refunding Bonds, Series A, Canyon Power Project, 2.25%, 5/1/21 (2)(4)(5)	20,000	20,102
		159,319

Colorado – 0.7%

Denver City & County G.O. Unlimited Bonds, Series C, 5.00%, 8/1/22	20,000	21,764

E-470 Public Highway Authority Senior Variable Revenue Refunding Bonds, Libor Index, (Floating, ICE LIBOR USD 1M + 1.05%), 1.67%, 9/1/21 (2)(4)	6,000	6,029
		27,793

Connecticut – 2.0%

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 2/15/21	11,200	11,538
5.00%, 1/15/22	5,000	5,305

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Connecticut – 2.0% – continued

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014A, 1.10%, 2/7/23 (2)(4)(5)	$10,000	$9,926

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series U-2, Yale University Issue, 2.00%, 2/8/22 (2)(4)(5)	10,000	10,082

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, 2.05%, 7/12/21 (2)(4)(5)	10,000	10,031

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A-1, Yale University, 1.45%, 7/1/22 (2)(4)(5)	21,000	21,083

Connecticut State HFA Housing Finance Mortgage Program Revenue Bonds, Series E-E2 (HUD Sector 8 Program), 1.40%, 11/15/21	2,525	2,526
1.40%, 5/15/22	1,685	1,684

Connecticut State HFA Single Family Special Obligation Revenue Bonds, Series 2, 3.25%, 6/1/20	1,050	1,053
		73,228

Delaware – 1.2%

Delaware State G.O. Unlimited Bonds, 5.00%, 2/1/22	10,000	10,707

Delaware State G.O. Unlimited Bonds, Series A, 5.00%, 1/1/22	13,000	13,877
5.00%, 1/1/23	15,000	16,570

University of Delaware Revenue Bonds, 5.00%, 11/1/20	1,450	1,482
5.00%, 11/1/21	1,600	1,697
		44,333

District of Columbia – 1.2%

District of Columbia Housing Finance Agency MFH Revenue Bonds, The Strand Residences Project, 1.45%, 8/1/22 (2)(4)(5)	1,500	1,496

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

District Of Columbia – 1.2% – continued

District of Columbia Income Tax Secured Revenue Bonds, Series A, 5.00%, 3/1/21	$1,450	$1,502

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 10/1/21	21,000	22,223
5.00%, 10/1/22	13,195	14,452

District of Columbia Revenue Bonds, Federal Highway Grant Anticipation, 5.00%, 12/1/21	2,000	2,127
5.00%, 12/1/22	4,230	4,636
		46,436

Florida – 4.6%

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/22	9,160	9,800

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, Coastal Account, 5.00%, 6/1/20	19,250	19,368

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/21	40,000	41,803

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/22	1,480	1,602

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/21	4,505	4,708
5.00%, 6/1/22	4,385	4,745

Florida State Board of Public Education Capital Outlay 2011 G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/20	525	528

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A (State Gtd.), 5.00%, 6/1/20	5,130	5,163

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
MUNICIPAL BONDS – 62.8% – continued

Florida – 4.6% – continued

Florida State Board of Public Education Lottery Revenue Refunding Bonds, Series A, 5.00%, 7/1/20	$15,010	$15,154

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 5.00%, 7/1/21	13,000	13,636

Florida State Housing Finance Corp. Revenue Bonds, Series 1 (GNMA, FNMA, FHLMC Insured), 1.35%, 1/1/22	1,035	1,034

Florida State Turnpike Authority Turnpike Revenue Bonds, Series B, 5.00%, 7/1/22	3,000	3,260

Florida State Turnpike Authority Turnpike Revenue Refunding Bonds, Series A, 5.00%, 7/1/21 (6)	5,415	5,679
5.00%, 7/1/22 (6)	5,680	6,171

Hillsborough County G.O. Unlimited Refunding Bonds, Environmental Lands Acquisition & Protection Program, 5.00%, 7/1/22	1,000	1,082

Hillsborough County School Board Refunding COPS, Master Lease Program, 5.00%, 7/1/20	2,000	2,019

Orlando & Orange County Expressway Authority Revenue Bonds, Series C, Prerefunded, 5.00%, 7/1/20 (7)	25,000	25,231

Polk County School District Sales TRB, 5.00%, 10/1/21	1,750	1,851

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/20 (7)	1,150	1,172

Volusia County School Board COPS, 5.00%, 8/1/21	3,750	3,942
5.00%, 8/1/22	2,905	3,157
		171,105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Georgia – 1.0%

Atlanta Urban Residential Finance Authority MFH Revenue Bonds, Creekside at Adamsville Place, 1.95%, 5/1/21 (2)(4)(5)	$7,500	$7,530

Brookhaven Development Authority Revenue Bonds, Children’s Healthcare of Atlanta, 5.00%, 7/1/22	1,000	1,085

Cobb County Water & Sewerage Revenue Refunding Bonds, 5.00%, 7/1/22	2,000	2,173

Douglas County Sales Tax G.O. Unlimited Bonds, 5.00%, 4/1/20	2,000	2,000

Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/22	3,000	3,205
5.00%, 2/15/23	3,750	4,081

Georgia State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/20	2,500	2,524

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/21	3,580	3,765

Private Colleges & Universities Authority Revenue Refunding Bonds, Series A, Emory University, 5.00%, 9/1/20	7,300	7,418
5.00%, 9/1/22	3,000	3,270
		37,051

Idaho – 0.3%

Idaho State G.O. Unlimited TANS, 3.00%, 6/30/20	10,000	10,042

Illinois – 0.3%

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series A (AMT), Senior Lien, 5.00%, 1/1/21	5,000	5,123

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Illinois – 0.3% – continued

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, (Floating, SIFMA Municipal Swap Index Yield + 0.75%), 2.58%, 7/1/23 (2)(4)	$1,535	$1,539

Illinois State Housing Development Authority MFH Revenue Bonds, Heather Ridge, 1.90%, 10/1/21 (2)(4)(5)	4,500	4,525

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/1/21	1,000	1,025
		12,212

Indiana – 0.7%

Indiana State Finance Authority Highway Revenue Bonds, Series A, 4.00%, 6/1/20	1,600	1,608

Indiana State Finance Authority Hospital Revenue Bonds, Indiana University Health Obligated Group, 1.65%, 7/1/22 (2)(4)(5)	5,000	4,988

Indiana State Finance Authority Hospital Variable Revenue Bonds, Series L, Indiana University Health, (Floating, SIFMA Municipal Swap Index Yield + 0.28%), 2.11%, 7/2/21 (2)(4)	5,500	5,501

Indiana State Finance Authority State Revolving Funds Revenue Refunding Bonds, Green Bonds, 5.00%, 2/1/21	8,500	8,776

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series B, Fieldhouse Project, 1.45%, 6/1/21	7,000	7,000
		27,873

Iowa – 0.1%

Iowa State Finance Authority SFM Variable Revenue Bonds, Series B (GNMA, FNMA, FHLMC Insured), (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 2.13%, 5/3/21 (2)(4)	5,000	4,994

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Kentucky – 0.9%

Kentucky State Housing Corp. Variable Revenue Bonds, Beecher Phase I Project, 2.00%, 9/1/21(2)(4)(5)	$6,000	$6,034

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 7/1/20	3,500	3,513
4.00%, 7/1/21	3,725	3,792

Louisville & Jefferson County Metro Government Environmental Facilities Revenue Refunding Bonds, Louisville Gas & Electric, 1.65%, 6/1/21 (2)(4)(5)	20,500	20,505
		33,844

Louisiana – 0.2%

East Baton Rouge Parish Capital Improvements District MovEBR Sales TRB, 5.00%, 8/1/21	1,270	1,335

Louisiana State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/22	5,000	5,356
		6,691

Maryland – 2.8%

Anne Arundel County G.O. Limited Bonds, Consolidated General Improvements, 5.00%, 4/1/22	2,000	2,154

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 3/1/22	4,500	4,832

Baltimore County Metropolitan District G.O. Unlimited BANS, 4.00%, 3/22/21	29,075	29,856

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, 5.00%, 10/1/22	5,500	6,026

Maryland State G.O. Unlimited Bonds, Second Series B, State & Local Facilities Loan, Prerefunded, 4.00%, 8/1/20 (7)	13,265	13,362

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/20	19,445	19,697

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Maryland – 2.8% – continued

Montgomery County G.O. Unlimited Bonds, Series A, 5.00%, 11/1/20	$10,000	$10,227

Prince George’s County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 7/15/21	4,610	4,841

Washington Suburban Sanitary District Revenue Refunding Bonds (County Gtd.), 5.00%, 6/1/21	4,450	4,652
5.00%, 6/1/22	9,365	10,145
		105,792

Massachusetts – 1.0%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 3/1/21	6,000	6,214
5.00%, 3/1/22	3,455	3,710

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series E, 5.00%, 11/1/20	17,400	17,797

Massachusetts State Housing Finance Agency Variable Revenue Bonds, Chestnut Park Project, 2.40%, 12/1/21 (2)(4)(5)	3,000	3,039

Massachusetts State Housing Finance Agency Variable Revenue Refunding Bonds, Series 196 (GNMA, FNMA, FHLMC Insured), (Floating, ICE LIBOR USD 1M + 0.35%), 1.04%, 6/1/21 (2)(4)	2,275	2,275

Worcester G.O. Limited Bonds, Series A, 4.00%, 2/1/23	3,955	4,248
		37,283

Michigan – 0.9%

Michigan State Finance Authority Revenue Notes, Series A-1 (State Aid Withholding), 4.00%, 8/20/20	9,000	9,032

Michigan State Finance Authority Revenue Notes, Series A-2 (State Aid Withholding) (JPMorgan Chase N.A. LOC), 2.00%, 8/20/20	6,500	6,473

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Michigan – 0.9% – continued

University of Michigan General Revenue Refunding Bonds, SIFMA Index, (Floating, SIFMA Municipal Swap Index Yield + 0.27%), 4.98%, 4/1/22 (2)(4)	$18,805	$18,653
		34,158

Minnesota – 1.3%

Hennepin County G.O. Unlimited Bonds, Series B, 5.00%, 12/15/20	6,050	6,208
5.00%, 12/15/21	6,350	6,771

Minneapolis Improvement & Various Purpose G.O. Unlimited Bonds, 4.00%, 12/1/20	4,200	4,281

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/21	14,500	15,259
5.00%, 8/1/22	8,080	8,806

Mounds View Independent School District No.621 G.O. Limited Refunding Bonds, Series A (Minnesota School District Credit Program), 5.00%, 2/1/22	4,295	4,598

Osseo Independent School District No. 279 G.O. Unlimited Refunding Bonds, Series C, Alternative Facilities (School District Credit Program), 5.00%, 2/1/21	1,480	1,528
		47,451

Mississippi – 0.1%

Mississippi State Variable G.O. Unlimited Refunding Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.33%), 0.99%, 9/1/20 (2)(4)	3,310	3,310

Missouri – 0.7%

Missouri State Highways & Transit Commission State Road Federal Reimbursement Revenue Refunding Bonds, Series S, GARVEE Lien, 5.00%, 5/1/22	9,000	9,712

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Missouri – 0.7% – continued

Missouri State Highways & Transit Commission State Road Revenue Refunding Bonds, Series B, Second Lien, 5.00%, 5/1/22	$16,295	$17,583
		27,295

Nebraska – 0.3%

Nebraska State Investment Finance Authority Single Family Housing Revenue Bonds, Series C, 2.05%, 3/1/22	1,450	1,466

University of Nebraska Facilities Corp. Revenue Refunding Bonds, Series B, 4.00%, 10/1/22	9,500	10,138
		11,604

Nevada – 1.4%

Clark County Airport Revenue Refunding Bonds, Subseries A, 5.00%, 7/1/21	2,000	2,080

Humboldt County PCR Variable Revenue Refunding Bonds, Sierra Pacific Power Company, 1.85%, 4/15/22 (2)(4)(5)	10,000	10,023

Las Vegas Valley Water District G.O. Limited Bonds, Series A, 5.00%, 6/1/21	5,355	5,584
5.00%, 6/1/22	6,200	6,702

Nevada State G.O. Limited Refunding Capital Improvement Bonds, 5.00%, 5/1/21	16,500	17,202
5.00%, 5/1/22	7,050	7,600

Reno Capital Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 6/1/21	1,200	1,252

Washoe County School District G.O. Limited Refunding Bonds, Series B, 5.00%, 4/1/22 (6)	1,000	1,071
		51,514

New Jersey – 0.3%

Monmouth County G.O. Unlimited Bonds, General Improvement, 5.00%, 7/15/21	3,075	3,229

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

New Jersey – 0.3% – continued

Monmouth County Improvement Authority Governmental Pooled Loan Revenue Bonds, Series C (County Gtd.), 5.00%, 12/1/21	$1,000	$1,065

Monmouth County Improvement Authority Revenue Bonds, Series B (County Gtd.), 5.00%, 12/1/21	2,775	2,955
5.00%, 12/1/22	3,250	3,580
		10,829

New Mexico – 1.6%

Albuquerque G.O. Unlimited Bonds, Series A, 5.00%, 7/1/21 (6)	6,080	6,372
5.00%, 7/1/22 (6)	6,035	6,560

Albuquerque G.O. Unlimited Refunding Bonds, Series D, 5.00%, 7/1/22 (6)	12,500	13,587

New Mexico State G.O. Unlimited Bonds, 5.00%, 3/1/21	19,000	19,684
5.00%, 3/1/22	11,000	11,812
		58,015

New York – 4.5%

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A, 5.00%, 3/1/22	30,000	31,387

Metropolitan Transportation Authority Revenue Bonds, Subseries D-2, SIFMA Index, (Floating, SIFMA Municipal Swap

Index Yield + 0.45%), 2.28%, 11/15/22 (2)(4)	20,275	20,302

Metropolitan Transportation Authority TRANS, Series F, 5.00%, 11/15/22	25,045	26,139

Metropolitan Transportation Authority Variable Revenue Bonds, Series A-2, 5.00%, 11/15/22 (2)(4)(5)	1,000	1,057

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries D2 (AGM Insured), (Floating, ICE LIBOR USD 1M + 0.57%), 1.25%, 4/6/20 (2)(4)	5,500	5,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
MUNICIPAL BONDS – 62.8% – continued

New York – 4.5% – continued

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds, 1.38%, 5/1/20	$1,445	$1,445
0.85%, 4/29/21 (4)(6)	8,000	7,953

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds, Series G, 2.00%, 12/31/21 (2)(4)(5)	3,420	3,426

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution, 5.00%, 6/15/21	6,000	6,282

New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, Series A-1, 5.00%, 8/1/20	24,665	24,969

New York G.O. Unlimited Bonds, Series J, Subseries J-8, 4.00%, 8/1/21	5,000	5,191

New York G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	11,670	11,819

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, Group 1, 5.00%, 3/15/22	10,000	10,717

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 3.00%, 2/15/21	5,000	5,076
4.00%, 2/15/22	4,000	4,201

New York State Housing Finance Agency Revenue Bonds, Series C (SonyMA, GNMA, FNMA, FHLMC Insured), 1.25%, 5/1/20	3,075	3,074
		168,538

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

North Carolina – 3.3%

Charlotte-Mecklenburg Hospital Authority Health Care System Variable Revenue Bonds, Series D, Atrium Health, (Floating, SIFMA Municipal Swap Index Yield + 0.60%), 2.43%, 12/1/23 (2)(4)	$42,000	$42,173

Forsyth County Public Improvement G.O. Unlimited Bonds, Series B, 5.00%, 3/1/21	4,540	4,702
5.00%, 3/1/22	1,000	1,074

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	3,000	3,004

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL, IBC Insured), Escrowed to Maturity, 6.00%, 1/1/22	5,000	5,418

North Carolina State G.O. Unlimited Bonds, Series A, Connect NC Bonds, 5.00%, 6/1/22	3,955	4,285

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 5/1/20	8,000	8,019

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 4.00%, 6/1/21	4,000	4,136

North Carolina State Grant Anticipation Vehicle Revenue Bonds, 5.00%, 3/1/21	8,000	8,280
5.00%, 3/1/22	7,010	7,515

North Carolina State Housing Finance Agency MFH Revenue Bonds, Weaver Investment Company Rural Development Portfolio, 2.00%, 1/1/21 (2)(4)(5)	11,235	11,271

North Carolina State Limited Obligation Revenue Bonds, Series A, Build NC Bonds, 5.00%, 5/1/21	13,025	13,575

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/1/20	2,840	2,848

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
MUNICIPAL BONDS – 62.8% – continued

North Carolina – 3.3% – continued

Wake County Limited Obligation Revenue Bonds, 5.00%, 9/1/20	$3,620	$3,679
5.00%, 9/1/21	3,250	3,429
		123,408

Ohio – 2.3%

American Municipal Power-Ohio, Inc., Revenue Refunding Bonds, Series A, 5.00%, 2/15/22	6,000	6,427

Cincinnati G.O. Unlimited Refunding Bonds, 5.00%, 12/1/21	2,285	2,432
5.00%, 12/1/22	1,000	1,101

Columbus G.O. Unlimited Bonds, Series A, 4.00%, 4/1/20	13,835	13,835

Franklin County Hospital Facilities Variable Revenue Bonds, Series B, OhioHealth Corp., (Floating, SIFMA Municipal Swap Index Yield + 0.43%), 2.26%, 11/15/21 (2)(4)	10,000	10,014

Ohio State Adult Correctional Capital Facilities Revenue Refunding Bonds, Lease Appropriation, 4.00%, 10/1/20	2,750	2,789

Ohio State Hospital Variable Revenue Bonds, Cleveland Clinic Health System, (Floating, SIFMA Municipal Swap Index Yield + 0.40%), 2.23%, 6/1/23 (2)(4)	35,000	34,972

Ohio State Housing Finance Agency MFH Revenue Bonds, Sutter View Apartments, 1.62%, 7/1/21 (2)(4)(5)	8,500	8,508

Ohio State Major New Infrastructure Project Revenue Bonds, Series 2019-1, 4.00%, 12/15/21	2,000	2,096
5.00%, 12/15/22	2,000	2,200
		84,374

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
MUNICIPAL BONDS – 62.8% – continued

Oklahoma – 0.2%

Canadian County Independent School District No.27, Combined Purpose G.O. Unlimited Bonds, Yukon Public Schools, 2.00%, 10/1/20	$3,040	$3,052

Oklahoma Housing Finance Agency Collateralized Variable Revenue Bonds, Windsong Apartments, 2.05%, 4/1/21 (2)(4)(5)	2,000	2,000

Oklahoma State Water Resources Board Revolving Fund Revenue Bonds, Clean Water Program (Oklahoma CERF), 5.00%, 4/1/20	3,500	3,500
		8,552

Oregon – 2.9%

Lane County School District No.4J Eugene G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/21	2,450	2,564

Multnomah County School District No. 1 Portland G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/20	45,000	45,356

Oregon Business Development Commission Economic Development Revenue Bonds (AMT), 5.00%, 3/1/22 (2)(4)(5)	43,400	46,289

Oregon State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	1,400	1,459

Oregon State Health & Science University Revenue Refunding Bonds, Series A, 5.00%, 7/1/21	600	629
5.00%, 7/1/22	850	921

Oregon State Housing & Community Services Department Housing Development Revenue Bonds, Series I, Ya Po Ah Terrace Project (HUD Sector 8 Program), 2.20%, 5/1/21 (2)(4)(5)	10,450	10,526
		107,744

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
MUNICIPAL BONDS – 62.8% – continued

Pennsylvania – 3.0%

Delaware County G.O. Unlimited Refunding Bonds, 5.00%, 10/1/21	$1,000	$1,058

Indiana County IDA Student Housing Revenue BANS, Residential Revival Project at Indiana University, 1.45%, 9/1/20	2,750	2,736

Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series A (Waste Management, Inc., Project, 2.15%, 11/1/21 (8)	2,250	2,269

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Waste Management Project, 2.80%, 12/1/21 (2)(4)(5)	2,500	2,534

Pennsylvania State G.O. Unlimited Refunding Bonds, 5.00%, 7/15/21	10,000	10,480

Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Series AV-1, 5.00%, 6/15/21	5,985	6,218

Pennsylvania State Housing Finance Agency SFM Floating Revenue Bonds, Series 127-C, (Floating, ICE LIBOR USD 1M + 0.57%), 1.22%, 10/1/23 (2)(4)	7,000	6,944

Pennsylvania State Housing Finance Agency SFM Variable Revenue Bonds, Series 126-B, (Floating, ICE LIBOR USD 1M + 0.60%), 1.25%, 6/1/23 (2)(4)	26,250	25,935

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series A-1, (Floating, SIFMA Municipal Swap Index Yield + 0.60%), 2.43%, 12/1/23 (2)	15,000	15,106

University of Pittsburgh of the Commonwealth System of Higher Education Variable Revenue Notes, (Floating, SIFMA Municipal Swap Index Yield + 0.36%), 2.19%, 2/15/24 (2)	38,000	38,005
		111,285

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Rhode Island – 0.2%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series C, 3.00%, 1/15/21	$2,500	$2,537
4.00%, 1/15/22	2,000	2,102

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series E, 3.00%, 1/15/21	300	304
4.00%, 1/15/22	1,000	1,051
		5,994

Tennessee – 1.0%

Memphis Health, Educational & Housing Facility Board Variable Revenue Bonds, Burkle & Main Apartment, 1.40%, 5/1/22 (2)(4)(5)	2,500	2,495

Metropolitan Government Nashville & Davidson County G.O. Unlimited & Improvement Bonds, 5.00%, 7/1/20	14,890	15,034
5.00%, 7/1/21	13,245	13,890

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Collateralized MFH Variable Revenue Bonds, Hermitage Flats, 1.50%, 7/1/20	3,750	3,751

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Variable Revenue Bonds, E. Webster Street Apartments, 2.05%, 4/1/21 (2)(4)(5)	3,000	3,000
		38,170

Texas – 5.0%

Alamo Community College District G.O. Limited Bonds, Maintenance Tax Notes, 3.00%, 2/15/21	9,000	9,151
4.00%, 2/15/22	4,250	4,478

Alamo Community College District G.O. Limited Refunding Bonds, 3.00%, 8/15/20	4,000	4,028

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Texas – 5.0% – continued

Alvin Independent School District Schoolhouse Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 1.25%, 8/15/22 (2)(4)(5)	$7,500	$7,459

Bexar County G.O. Limited Refunding Bonds, 5.00%, 6/15/21	710	743
5.00%, 6/15/22	800	867

Clear Creek Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.), 1.35%, 8/15/22 (2)(4)(5)	19,000	18,953

Clear Creek Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 2.15%, 8/16/21 (2)(4)(5)	9,500	9,571

Clifton Higher Education Finance Corp. Education Revenue Bonds, Idea Public Schools (PSF, Gtd.), 5.00%, 8/15/21	1,120	1,179
5.00%, 8/15/22	1,715	1,867

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-1 (PSF, Gtd.), 1.25%, 8/15/22 (2)(4)(5)	4,500	4,497

Dallas County Community College District G.O. Unlimited Refunding Bonds, 5.00%, 2/15/21	5,610	5,800

Denton County Permanent Improvement G.O. Limited Refunding Bonds, 5.00%, 7/15/21	1,635	1,715

Garland Independent School District G.O. Unlimited Refunding Bonds, 5.00%, 2/15/21	3,000	3,102

Goose Creek Texas Consolidated Independent School District G.O. Unlimited Bonds, Series B (PSF, Gtd.), 1.30%, 8/16/21 (2)(4)(5)	13,800	13,744

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF, Gtd.), 5.00%, 2/15/21	1,350	1,397

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Texas – 5.0% – continued

Houston Independent School District Public Facilities Corp. Lease Revenue Refunding Bonds, 5.00%, 9/15/22	$1,500	$1,635

Houston Independent School District Variable G.O. Limited Bonds, Series A-2 (PSF, Gtd.), 2.25%, 6/1/22 (2)(4)(5)	14,000	14,155

Houston Independent School District Variable G.O. Limited Refunding Bonds (PSF, Gtd.), 2.40%, 6/1/21 (2)(4)(5)	4,000	4,045

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/21	4,045	4,188

Houston Utility System Variable Revenue Refunding Bonds, Series C, First Lien, (Floating, ICE LIBOR USD 1M + 0.36%), 1.01%, 8/1/21 (2)(4)	5,000	4,989

Humble Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 5.00%, 2/15/22	4,060	4,357

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series 2015C (PSF, Gtd.), (Floating, ICE LIBOR USD 1M + 0.28%), 0.75%, 8/16/21 (2)(4)	6,000	6,001

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services, 5.00%, 5/15/21	2,000	2,085

Mission Economic Development Corp. Solid Waste Disposal Adjustable Revenue Bonds (AMT), Waste Management, Inc., Project, 2.50%, 8/1/20	3,000	3,003

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/21	2,000	2,057
5.00%, 1/1/22	1,850	1,971

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Texas – 5.0% – continued

Spring Branch Independent School District Variable G.O. Unlimited Bonds, Schoolhouse Bonds (PSF, Gtd.), 1.55%, 6/15/21 (2)(4)(5)	$6,000	$5,996

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/21	5,000	5,286

Texas State Transportation Commission Highway Improvement G.O. Unlimited Bonds, 5.00%, 4/1/21	8,410	8,732

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series A, First Tier, 5.00%, 4/1/20	7,025	7,025

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series B, First Tier, 4.00%, 10/1/21 (2)(4)(5)	3,035	3,142

Texas State Water Development Board Revenue Bonds, Series A, 5.00%, 10/15/21	1,875	1,987
5.00%, 4/15/22	1,450	1,563
5.00%, 10/15/22	2,700	2,957

Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 5.00%, 4/15/20	4,000	4,006

Waco G.O. Limited Refunding Bonds, 5.00%, 2/1/21	5,505	5,681
5.00%, 2/1/22	2,000	2,139
		185,551

Utah – 0.7%

Alpine School District G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 3/15/22	12,825	13,794

Salt Lake County G.O. Unlimited Bonds, 5.00%, 12/15/21	3,350	3,572
5.00%, 12/15/22	3,975	4,386

	PRINCIPAL AMOUNT	VALUE
	(000s)	(000s)
MUNICIPAL BONDS – 62.8% – continued

Utah – 0.7% – continued

University of Utah Revenue Refunding Bonds, Series A (State Appropriation Insured), 4.00%, 8/1/20	$2,530	$2,554
		24,306

Virginia – 3.7%

Arlington County G.O. Unlimited Bonds, 5.00%, 6/15/21	4,370	4,575
5.00%, 6/15/22	4,595	4,986

Arlington County G.O. Unlimited Bonds, Series C (State Aid Withholding), Prerefunded, 5.00%, 2/15/21 (7)	4,000	4,136

Fairfax County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 10/1/21	18,880	19,708
4.00%, 10/1/22	14,495	15,524

Fairfax County IDA Health Care Revenue Refunding Bonds, Series S, Inova Health System, 5.00%, 5/15/21 (2)(4)(5)	15,000	15,582

Hampton Roads Transportation Accountability Commission Revenue BANS, Series A, 5.00%, 7/1/22	41,800	45,407

Loudoun County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/20	5,000	5,130
5.00%, 12/1/21	9,000	9,583
5.00%, 12/1/22	3,620	3,989

Louisa IDA Pollution Control Variable Revenue Bonds, Virginia Electric, 1.80%, 4/1/22 (2)(4)(5)	3,750	3,785

Virginia State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/22	7,025	7,610
		140,015

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Washington – 3.2%

Central Puget Sound Regional Transportation Authority Variable Sales & Use TRB, Series S-2A-R, Green Bonds, (Floating, SIFMA Municipal Swap Index Yield + 0.30%), 2.13%, 11/1/21 (2)(4)	$10,000	$9,920

Central Puget Sound Regional Transportation Authority Variable Sales & Use TRB, Series S-2B-R, Green Bonds, (Floating, SIFMA Municipal Swap Index Yield + 0.45%), 2.28%, 11/1/23 (2)(4)	12,500	12,412

King County School District No.403 Renton G.O. Unlimited Bonds (School Board Guaranty Program), 4.00%, 12/1/21	1,690	1,771

King County School District No.405 Bellevue G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/20	7,150	7,336

Seattle Municipal Light & Power Improvement Revenue Bonds, 5.00%, 4/1/21	3,250	3,377
5.00%, 4/1/22	3,420	3,676

Seattle Municipal Light & Power Improvement Revenue Refunding & Improvement Bonds, Series B, 5.00%, 2/1/22	11,400	12,205

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/20	2,630	2,698

Washington State G.O. Unlimited Refunding Bonds, Motor Vehicle Fuel Tax, 5.00%, 7/1/20	5,210	5,261
5.00%, 7/1/21	20,450	21,451

Washington State G.O. Unlimited Refunding Bonds, Series D, Motor Vehicle Fuel Tax, 5.00%, 6/1/20	3,595	3,618
5.00%, 6/1/21	3,770	3,942

Washington State G.O. Unlimited Refunding Bonds, Series R-2015D, 5.00%, 7/1/20	5,000	5,049

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 62.8% – continued

Washington – 3.2% – continued

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C, 5.00%, 8/1/20	$11,455	$11,604

Washington State G.O. Unlimited Refunding Bonds, Series R-2020A, 5.00%, 1/1/21	2,390	2,460
5.00%, 1/1/22	3,500	3,737

Washington State G.O. Unlimited Refunding Bonds, Series R-2020B, 5.00%, 1/1/21	7,650	7,875
5.00%, 1/1/22	2,750	2,937
		121,329

Wisconsin – 1.1%

Milwaukee RANS, Series R2, 3.00%, 5/7/20	6,500	6,512

Wisconsin State G.O. Unlimited Bonds, Series B, 5.00%, 5/1/21	6,000	6,253
5.00%, 5/1/22	8,500	9,181

Wisconsin State G.O. Unlimited Refunding Bonds, Series 2, 5.00%, 11/1/21	6,210	6,592

Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Advocate Aurora, (Floating, SIFMA Municipal Swap Index Yield + 0.35%), 2.18%, 7/28/21 (2)(4)	9,000	9,006
(Floating, SIFMA Municipal Swap Index Yield + 0.65%), 2.48%, 7/31/24 (2)(4)	5,000	5,051
		42,595
Total Municipal Bonds
(Cost $2,348,259)		2,345,374

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.7%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (9)(10)	177,309,408	$177,309
Total Investment Companies
(Cost $177,309)		177,309

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 19.8%

Alamo Heights Independent School District School Building Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 3.00%, 2/1/21 (2)(4)(5)	$2,700	$2,731

Arizona State School District COPS TANS, 2.00%, 7/28/20	23,000	22,924

Broward County School District Revenue TANS, 3.00%, 6/30/20	28,950	29,065

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/20	10,685	10,750

Clark County PCR Revenue Refunding Bonds, Nevada Power Co., 1.60%, 5/21/20 (2)(4)(5)	5,600	5,602

Colorado State Education Loan Program TRANS, Series B, 1.75%, 6/29/20	3,025	3,028

Colorado State Educational Loan Program TRANS, Series A, 3.00%, 6/29/20	41,500	41,674

Colorado State General Fund TRANS, 3.00%, 6/26/20	50,000	50,202

Colorado State General Fund TRANS, 5.00%, 6/26/20	15,000	15,131

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A-3, Yale University, 1.80%, 2/9/21 (2)(4)(5)	12,500	12,500

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series X-2, Yale University, 1.80%, 2/9/21 (2)(4)(5)	12,000	12,000

Cuyahoga Metropolitan Housing Authority MFH Variable Revenue Bonds, Riverside Park Phase, 2.00%, 4/1/21 (2)(4)(5)	7,000	7,028

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-3 (PSF, Gtd.), 1.40%, 8/17/20 (2)(4)(5)	7,130	7,125

Deer Park Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 1.55%, 10/1/20 (2)(4)(5)	4,000	3,999

Delaware State G.O. Unlimited Bonds, Series A, 5.00%, 1/1/21	12,000	12,351

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 19.8% – continued

Denver City & County G.O. Unlimited Refunding Bonds, Series B, Justice System, 5.00%, 8/1/20	$4,745	$4,806

District of Columbia Revenue Bonds, Federal Highway Grant Anticipation, 5.00%, 12/1/20	4,855	4,980

Escambia County Solid Waste Disposal Revenue Bonds, Gulf Power Company Project, 1.80%, 11/19/20 (2)(4)(5)	13,000	13,039

Fairfax County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 3.00%, 10/1/20	14,555	14,696

Florida Development Finance Corp. Surface Transportation Facilities Variable Revenue Bonds (AMT), Virgin Trains U.S.A. Pass, 0.62%, 6/18/20 (2)(4)(5)	65,000	64,958

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/20	1,690	1,701

Franklin County Health & Educational Facilities Board Collateralized MFH Revenue Bonds, BTT Development Village Associates, 2.40%, 12/1/20 (2)(4)(5)	3,750	3,769

Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/21	3,275	3,382

Gulf Coast IDA Variable Revenue Bonds, Exxon Mobil Project, 0.55%, 4/2/20 (2)(4)(11)	50,000	50,000

Harris County Road G.O. Unlimited Refunding Bonds, Series A, 4.00%, 10/1/20	4,325	4,388

Houston Revenue TRANS, 3.00%, 6/26/20	28,000	28,117

Illinois State Finance Authority Gas Supply Revenue Refunding Bonds, Series B, Peoples Gas Light & Coke, 1.88%, 8/1/20 (2)(4)(5)	5,000	5,005

Indiana State Health Facility Financing Authority Revenue Bonds, Ascension Health Credit Group, 1.35%, 8/4/20 (2)(4)(5)	4,515	4,508

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 19.8% – continued

Jordan School District Building G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/20	$5,870	$5,917

King County School District No.403 Renton G.O. Unlimited Bonds (School Board Guaranty Program), 4.00%, 12/1/20	3,000	3,058

Louisiana State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/21	8,000	8,276

Louisiana State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/15/20	62,220	63,678

Louisville & Jefferson County Metropolitan Government Pollution Control Variable Revenue Refunding Bonds, Louisville Gas & Electric Company Project, 1.85%, 4/1/21 (2)(4)(5)	12,200	12,226

Massachusetts State G.O. Limited RANS Series C, 4.00%, 6/18/20	19,000	19,112

Matagorda County Navigation District No.1 Variable Revenue Refunding Bonds (AMT), Central Power & Light, 1.75%, 9/1/20 (2)(4)(5)	8,335	8,344

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Collateralized MFH Revenue Bonds, Trevecca Towers I/East Project, 2.00%, 1/1/21 (2)(4)(5)	12,000	12,043

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Oakwood Flats Apartments Project, 2.10%, 10/1/20 (2)(4)(5)	7,350	7,374

Metropolitan Transportation Authority Variable Revenue Bonds, Series A-1, 5.00%, 11/15/20 (2)(4)(5)	14,000	14,314

Miami-Dade County HFA MFH Revenue Bonds, Westview Garden Apartments, 2.38%, 6/1/20 (2)(4)(5)	4,000	4,005

Miami-Dade County Seaport Refunding G.O. Unlimited Bonds, Series C, 4.50%, 10/1/20	7,100	7,221

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 19.8% – continued

Minnesota 911 Revenue Refunding Bonds, Public Safety Radio Communications System Project, 5.00%, 6/1/20	$8,965	$9,023

Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue Bonds, Series G, Chevron U.S.A., Inc., 0.65%, 4/2/20 (2)(4)(11)	30,000	30,000

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series A, Chevron U.S.A., Inc., 1.29%, 4/9/20 (2)(4)(11)	1,000	1,000

Murfreesboro Housing Authority Collateralized MFH Revenue Bonds, Westbrook Towers Project, 2.13%, 9/1/20 (2)(4)(5)	5,000	5,013

New Jersey State Housing & Mortgage Finance Agency Multifamily Conduit Variable Revenue Bonds, Georgia King Village Project (HUD Sector 8 Program), 2.45%, 10/1/20 (2)(4)(5)	4,500	4,521

New York G.O. Unlimited Refunding Bonds, Series C-1, 4.00%, 8/1/20	10,000	10,095

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF, Gtd.), 1.45%, 6/1/20 (2)(4)(5)	5,550	5,549

Oklahoma Housing Finance Agency Collateralized Variable Revenue Bonds, Sooner Haven Apartments, 2.38%, 10/1/20 (2)(4)(5)	2,500	2,512

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	1,000	1,024

Prince George’s County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 7/1/20	2,875	2,903

Richmond G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 7/15/20	7,370	7,453

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 19.8% – continued

Saint Paul Housing & Redevelopment Authority MFH Revenue Bonds, Legends Berry Senior Apartments Project, 2.20%, 9/1/20 (2)(4)(5)	$1,140	$1,140

San Antonio Housing Trust Finance Corp. MFH Revenue Bonds, Brookwood Senior Apartments, 2.10%, 5/1/20 (2)(4)(5)	1,700	1,701

Savannah Housing Authority Revenue Bonds, Preserve Chatham Parkway Apartments, 2.00%, 8/1/20 (2)(4)(5)	3,000	3,004

University of Alabama University General Revenue Refunding Bonds, Series A, 5.00%, 7/1/20	2,700	2,726

Utah State G.O. Unlimited Bonds, 5.00%, 7/1/20	8,000	8,077

Virginia State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/20	10,390	10,457

Volusia County School Board COPS, 5.00%, 8/1/20	7,300	7,393

Washington Suburban Sanitary District Consolidated Public Improvement Revenue Bonds (County Gtd.), 5.00%, 6/1/20	5,235	5,269

Westerville City School District G.O. Unlimited Bonds, 3.00%, 12/1/20	10,075	10,205

Worcester G.O. Limited Bonds, Series A, 4.00%, 2/1/21	4,810	4,927
Total Short-Term Investments
(Cost $739,236)		739,019

Total Investments – 100.7%
(Cost $3,770,044)		3,762,662

Liabilities less Other Assets – (0.7%)		(25,103)
NET ASSETS – 100.0%		$3,737,559

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(4)	Maturity date represents the puttable date.
(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2020.
(7)	Maturity date represents the prerefunded date.
(8)	Security has converted to a fixed rate as of July 1, 2008, and will be going forward.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2020 is disclosed.
(11)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

3M – 3 Month

AGM – Assured Guaranty Municipal Corporation

AMT – Alternative Minimum Tax

BANS – Bond Anticipation Notes

COPS – Certificates of Participation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

GNMA – Government National Mortgage Association

Gtd. – Guaranteed

HFA – Housing Finance Authority

HUD – Housing and Urban Development

IBC – Insured Bond Certificates

ICE – Intercontinental Exchange

IDA – Industrial Development Authority

LANS – Loan Anticipation Notes

LCRA – Lower Colorado River Authority

LIBOR – London Interbank Offered Rate

LOC – Letter of Credit

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

MFH – Multi-Family Housing

NATL – National Public Finance Guarantee Corporation

PCR – Pollution Control Revenue

PFA – Public Finance Authority

PSF – Permanent School Fund

RANS – Revenue Anticipation Notes

S&P – Standard & Poor’s

SFM – Single Family Mortgage

SIFMA – Securities Industry and Financial Markets Association

SOFR – Secured Overnight Financing Rate

SonyMA – State of New York Mortgage Agency

TANS – Tax Anticipation Notes

TRANS – Tax and Revenue Anticipation Notes

TRB – Tax Revenue Bonds

USD – United States Dollar

YKHC – Yukon Kuskokwim Health Corporation

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	2.2%
AAA	23.0
AA	33.2
A	17.6
A1+ (Short Term)	0.4
A1 (Short Term)	8.9
BBB	3.9
BB	0.1
Not Rated	6.0
Cash Equivalents	4.7

Total	100.0%

*

Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$ –	$ 282,072	$–	$282,072
Foreign Issuer Bonds (1)	–	136,504	–	136,504
U.S. Government Obligations (1)	–	82,384	–	82,384
Municipal Bonds (1)	–	2,345,374	–	2,345,374
Investment Companies	177,309	–	–	177,309
Short-Term Investments	–	739,019	–	739,019
Total Investments	$177,309	$3,585,353	$–	$3,762,662

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.9%

Auto Floor Plan – 0.8%

Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A 2.84%, 3/15/24	$4,300	$4,250

NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2 2.56%, 10/17/22 (1)	1,000	964

NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1 (Floating, ICE LIBOR USD 1M + 0.64%), 1.34%, 2/15/23 (1)(2)	2,250	2,137

Nissan Master Owner Trust Receivables, Series 2019-B, Class A (Floating, ICE LIBOR USD 1M + 0.43%), 1.13%, 11/15/23 (2)	9,100	8,651
		16,002

Automobile – 2.0%

Americredit Automobile Receivables Trust, Series 2019-2, Class A2A 2.43%, 9/19/22	1,734	1,728

Chesapeake Funding II LLC, Series 2017-2A, Class A2 (Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 1.15%, 5/15/29 (1)(2)	778	771

Chesapeake Funding II LLC, Series 2017-3A, Class A1 1.91%, 8/15/29 (1)	1,204	1,197

Chesapeake Funding II LLC, Series 2017-4A, Class A1 2.12%, 11/15/29 (1)	1,599	1,589

Chesapeake Funding II LLC, Series 2018-1A, Class A2 (Floating, ICE LIBOR USD 1M + 0.45%), 1.15%, 4/15/30 (1)(2)	2,751	2,694

Chesapeake Funding II LLC, Series 2019-1A, Class A1 2.94%, 4/15/31 (1)	4,550	4,517

Drive Auto Receivables Trust, Series 2020-1, Class A2 1.99%, 12/15/22	4,600	4,612

Enterprise Fleet Financing LLC, Series 2017-3, Class A2 2.13%, 5/22/23 (1)	540	537

Enterprise Fleet Financing LLC, Series 2018-2, Class A2 3.14%, 2/20/24 (1)	1,574	1,568

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.9% – continued

Automobile – 2.0% – continued

Ford Credit Auto Lease Trust, Series 2019-A, Class A2A 2.84%, 9/15/21	$3,825	$3,828

GM Financial Automobile Leasing Trust, Series 2019-3, Class A2A 2.09%, 10/20/21	1,589	1,587

GM Financial Automobile Leasing Trust, Series 2020-1, Class A3 1.67%, 12/20/22	2,720	2,671

Mercedes-Benz Auto Lease Trust, Series 2019-A, Class A2 3.01%, 2/16/21	671	672

Santander Drive Auto Receivables Trust, Series 2019-3, Class A2A 2.28%, 2/15/22	3,912	3,904

Santander Retail Auto Lease Trust, Series 2019-A, Class A2 2.72%, 1/20/22 (1)	6,642	6,639

Securitized Term Auto Receivables Trust, Series 2019-1A, Class A2 2.86%, 5/25/21 (1)	1,375	1,377

Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A2A 2.81%, 7/20/21	94	94

Wheels SPV, Series 2018-1A, Class A2 3.06%, 4/20/27 (1)	451	450

World Omni Auto Receivables Trust, Series 2019-B, Class A2 2.63%, 6/15/22 (1)	3,975	3,984
		44,419

Credit Card – 5.4%

American Express Credit Account Master Trust, Series 2017-5, Class A (Floating, ICE LIBOR USD 1M + 0.38%), 1.08%, 2/18/25 (2)	2,000	1,928

American Express Credit Account Master Trust, Series 2019-2, Class A 2.67%, 11/15/24	9,300	9,558

BA Credit Card Trust, Series 2017-A2, Class A2 1.84%, 1/17/23	1,000	999

BA Credit Card Trust, Series 2018-A1, Class A1 2.70%, 7/17/23	3,000	3,028

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.9% – continued

Credit Card – 5.4% – continued

BA Credit Card Trust, Series 2018-A2, Class A2 3.00%, 9/15/23	$1,000	$1,015

Barclays Dryrock Issuance Trust, Series 2019-1, Class A 1.96%, 5/15/25	3,500	3,465

Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1 2.84%, 12/15/24	2,000	2,057

Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2 1.72%, 8/15/24	9,100	9,188

Chase Issuance Trust, Series 2012-A7, Class A7 2.16%, 9/15/24	1,000	1,021

Discover Card Execution Note Trust, Series 2019-A3, Class A 1.89%, 10/15/24	15,000	15,066

Golden Credit Card Trust, Series 2018-1A, Class A 2.62%, 1/15/23 (1)	5,000	4,999

Golden Credit Card Trust, Series 2018-3A, Class A (Floating, ICE LIBOR USD 1M + 0.32%, 0.32% Floor), 1.02%, 5/15/23 (1)(2)	5,000	4,906

Golden Credit Card Trust, Series 2019-2A, Class A (Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor), 1.05%, 10/15/23 (2)	17,000	16,562

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/15/25	11,500	11,643

World Financial Network Credit Card Master Trust, Series 2017-C, Class A 2.31%, 8/15/24	3,000	2,981

World Financial Network Credit Card Master Trust, Series 2018-A, Class A 3.07%, 12/16/24	7,000	6,981

World Financial Network Credit Card Master Trust, Series 2019-A, Class A 3.14%, 12/15/25	12,745	12,845

World Financial Network Credit Card Master Trust, Series 2019-B, Class A 2.49%, 4/15/26	4,000	4,003

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 9.9% – continued

Credit Card – 5.4% – continued

World Financial Network Credit Card Master Trust, Series 2019-C, Class A 2.21%, 7/15/26	$6,000	$5,763
		118,008

Other – 1.3%

CCG Receivables Trust, Series 2018-2, Class A2 3.09%, 12/15/25	2,108	2,102

Dell Equipment Finance Trust, Series 2019-1, Class A2 2.78%, 8/23/21 (1)	3,710	3,691

Dell Equipment Finance Trust, Series 2019-2, Class A2 1.95%, 12/22/21 (1)	9,000	8,910

HPEFS Equipment Trust, Series 2019-1A, Class A3 2.21%, 9/20/29 (1)	1,250	1,231

Verizon Owner Trust, Series 2019-A, Class A1A 2.93%, 9/20/23	4,250	4,321

Verizon Owner Trust, Series 2020-A, Class A1A 1.85%, 7/22/24	8,500	8,292
		28,547

Whole Loan – 0.4%

Gosforth Funding PLC, Series 2017-1A, Class A1A (Floating, ICE LIBOR USD 3M + 0.47%), 1.52%, 12/19/59 (1)(2)	718	712

Holmes Master Issuer PLC, Series 2018-1A, Class A2 (Floating, ICE LIBOR USD 3M + 0.36%), 2.19%, 10/15/54 (1)(2)	1,851	1,845

Lanark Master Issuer PLC, Series 2018-1A, Class 1A (Floating, ICE LIBOR USD 3M + 0.42%), 2.10%, 12/22/69 (2)	1,680	1,674

Permanent Master Issuer PLC, Series 2018-1A, Class 1A1 (Floating, ICE LIBOR USD 3M + 0.38%), 2.21%, 7/15/58 (1)(2)	4,500	4,489
		8,720
Total Asset-Backed Securities
(Cost $217,150)		215,696

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 0.2%

Banking – 0.2%

Credit Suisse A.G., New York Branch	5,000	$5,020

COMMERCIAL PAPER – 0.8%

Aerospace & Defense – 0.8%

Boeing (The) Co., 2.24%, 10/29/20 (3)	$18,000	17,381
Total Commercial Paper
(Cost $17,763)		17,381

CORPORATE BONDS – 46.6%

Aerospace & Defense – 0.7%

Boeing (The) Co., 2.30%, 8/1/21	7,190	6,957

Raytheon Co., 3.13%, 10/15/20	7,192	7,229
		14,186

Airlines – 0.6%

Southwest Airlines Co., 2.65%, 11/5/20	13,536	13,387

Automobiles Manufacturing – 4.8%

American Honda Finance Corp., (Floating, ICE LIBOR USD 3M + 0.35%), 2.09%, 11/5/21 (2)	12,550	11,985
2.20%, 6/27/22	5,800	5,698

BMW US Capital LLC, 2.15%, 4/6/20 (1)	4,110	4,109
(Floating, ICE LIBOR USD 3M + 0.41%), 2.26%, 4/12/21 (1)(2)	1,000	969

Daimler Finance North America LLC, 2.20%, 5/5/20 (1)	1,599	1,594
2.70%, 8/3/20 (1)	3,590	3,574

General Motors Financial Co., Inc., (Floating, ICE LIBOR USD 3M + 0.93%), 2.78%, 4/13/20 (2)	1,360	1,357
(Floating, ICE LIBOR USD 3M + 0.54%), 2.28%, 11/6/20 (2)	1,714	1,631
4.20%, 11/6/21	7,500	7,158

Harley-Davidson Financial Services, Inc., (Floating, ICE LIBOR USD 3M + 0.50%), 2.20%, 5/21/20 (1)(2)	2,000	1,993

Hyundai Capital America, (Floating, ICE LIBOR USD 3M + 0.82%), 1.60%, 3/12/21 (1)(2)	3,600	3,556
2.85%, 11/1/22 (1)	5,830	5,693

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Automobiles Manufacturing – 4.8% – continued

Nissan Motor Acceptance Corp., 3.65%, 9/21/21 (1)	$1,348	$1,321
(Floating, ICE LIBOR USD 3M + 0.89%), 2.74%, 1/13/22 (1)(2)	3,000	2,918

Toyota Motor Credit Corp., (Floating, ICE LIBOR USD 3M + 0.13%), 1.83%, 8/13/21 (2)	20,100	19,223
(Floating, ICE LIBOR USD 3M + 0.29%), 2.16%, 10/7/21 (2)	6,000	5,800
(Floating, ICE LIBOR USD 3M + 0.69%), 2.54%, 1/11/22 (2)	1,500	1,435
2.65%, 4/12/22	6,970	7,035

Volkswagen Group of America Finance LLC, 2.40%, 5/22/20 (1)	13,464	13,419
3.88%, 11/13/20 (1)	3,600	3,589
		104,057

Banks – 8.0%

Bank of America N.A., (Floating, ICE LIBOR USD 3M + 0.35%), 2.03%, 5/24/21 (2)	10,100	9,912

Capital One N.A., 2.15%, 9/6/22	2,500	2,433

Citibank N.A., (Floating, ICE LIBOR USD 3M + 0.57%), 2.38%, 7/23/21 (2)	6,000	5,897
(Variable, ICE LIBOR USD 3M + 0.53%), 3.17%, 2/19/22 (4)	9,500	9,549
(Floating, ICE LIBOR USD 3M + 0.60%), 2.29%, 5/20/22 (2)	7,500	7,247

Citizens Bank N.A., 3.25%, 2/14/22	6,150	6,232

Discover Bank, 3.10%, 6/4/20	15,110	15,087

KeyCorp, 2.90%, 9/15/20	1,325	1,322

PNC Bank N.A., 2.60%, 7/21/20	5,750	5,741
(Floating, ICE LIBOR USD 3M + 0.25%), 2.05%, 1/22/21 (2)	7,730	7,608
2.50%, 1/22/21	5,000	5,010
(Floating, ICE LIBOR USD 3M + 0.43%), 1.43%, 12/9/22 (2)	7,500	7,082

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Banks – 8.0% – continued

PNC Financial Services Group (The), Inc., 4.38%, 8/11/20	$449	$451

Truist Bank, 2.25%, 6/1/20	6,750	6,738
(Floating, ICE LIBOR USD 3M + 0.59%), 2.28%, 5/17/22 (2)	15,000	14,628

Truist Financial Corp., 2.05%, 5/10/21	5,678	5,670
3.05%, 6/20/22	13,000	13,262

US Bank N.A., 3.00%, 2/4/21	5,000	5,032
(Floating, ICE LIBOR USD 3M + 0.18%), 2.00%, 1/21/22 (2)	20,000	19,231

Wells Fargo & Co., 4.60%, 4/1/21	2,000	2,043
(Floating, ICE LIBOR USD 3M + 0.93%), 2.66%, 2/11/22 (2)	7,000	6,865
(Floating, ICE LIBOR USD 3M + 1.11%), 2.91%, 1/24/23 (2)	2,000	1,863

Wells Fargo Bank N.A., (Floating, ICE LIBOR USD 3M + 0.38%), 2.08%, 5/21/21 (2)	8,900	8,782
(Floating, ICE LIBOR USD 3M + 0.50%), 2.31%, 7/23/21 (2)	8,300	8,091
		175,776

Biotechnology – 1.1%

Amgen, Inc., 2.20%, 5/11/20	12,150	12,149

Biogen, Inc., 2.90%, 9/15/20	8,904	8,930

Gilead Sciences, Inc., 2.55%, 9/1/20	2,970	2,979
		24,058

Cable & Satellite – 0.1%

Comcast Corp., (Floating, ICE LIBOR USD 3M + 0.63%), 2.46%, 4/15/24 (2)	1,300	1,218

Chemicals – 0.7%

Albemarle Corp., (Floating, ICE LIBOR USD 3M + 1.05%), 2.74%, 11/15/22 (1)(2)	5,170	4,923

DuPont de Nemours, Inc., 3.77%, 11/15/20	6,600	6,621

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Chemicals – 0.7% – continued

International Flavors & Fragrances, Inc., 3.40%, 9/25/20	$4,200	$4,219
		15,763

Commercial Finance – 0.2%

Air Lease Corp., (Floating, ICE LIBOR USD 3M + 0.67%), 2.13%, 6/3/21 (2)	1,800	1,714

International Lease Finance Corp., 8.25%, 12/15/20	3,300	3,275
		4,989

Consumer Finance – 2.0%

American Express Co., 2.20%, 10/30/20	11,556	11,524
(Floating, ICE LIBOR USD 3M + 0.53%), 2.22%, 5/17/21 (2)	5,400	5,254

American Express Credit Corp., (Floating, ICE LIBOR USD 3M + 0.73%), 2.38%, 5/26/20 (2)	550	550
(Floating, ICE LIBOR USD 3M + 1.05%), 1.79%, 9/14/20 (2)	1,000	994

Capital One Bank USA N.A., (Variable, U.S. SOFR + 0.62%), 2.01%, 1/27/23 (4)	16,600	16,223

Capital One Financial Corp., 2.50%, 5/12/20	500	500
2.40%, 10/30/20	470	469

Fiserv, Inc., 2.70%, 6/1/20	655	653
4.75%, 6/15/21	450	454

PayPal Holdings, Inc., 2.20%, 9/26/22	8,090	8,053
		44,674

Diversified Banks – 2.5%

Bank of America Corp., 2.63%, 4/19/21	2,497	2,510
(Floating, ICE LIBOR USD 3M + 1.42%), 3.24%, 4/19/21 (2)	7,000	6,931
(Floating, ICE LIBOR USD 3M + 0.65%), 2.08%, 10/1/21 (2)	3,330	3,255
(Floating, ICE LIBOR USD 3M + 0.38%), 2.19%, 1/23/22 (2)	9,950	9,551
3.30%, 1/11/23	1,031	1,068

Citigroup, Inc., 2.70%, 3/30/21	2,000	2,008

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Diversified Banks – 2.5% – continued
(Floating, ICE LIBOR USD 3M + 1.07%), 2.07%, 12/8/21 (2)	$5,000	$4,918
(Variable, U.S. SOFR + 0.87%), 2.31%, 11/4/22 (4)	5,100	5,081

JPMorgan Chase & Co., 2.75%, 6/23/20	6,000	5,996
2.55%, 10/29/20	8,400	8,400
2.55%, 3/1/21	278	279
(Floating, ICE LIBOR USD 3M + 1.48%), 3.06%, 3/1/21 (2)	830	832
4.63%, 5/10/21	600	617
2.30%, 8/15/21	925	924
(Floating, ICE LIBOR USD 3M + 0.89%), 2.70%, 7/23/24 (2)	2,100	1,895
		54,265

Electrical Equipment Manufacturing – 1.3%

ABB Finance USA, Inc., 2.80%, 4/3/20	5,749	5,749

Amphenol Corp., 2.20%, 4/1/20	5,360	5,360

Carrier Global Corp., 1.92%, 2/15/23 (1)	3,290	3,239

General Electric Co., 5.55%, 5/4/20	3,725	3,735

Honeywell International, Inc., 1.85%, 11/1/21	300	300

Otis Worldwide Corp., (Floating, ICE LIBOR USD 3M + 0.45%), 1.89%, 4/5/23 (1)(2)	6,200	5,880

Roper Technologies, Inc., 3.00%, 12/15/20	3,600	3,607
		27,870

Entertainment Content – 0.0%

Fox Corp., 3.67%, 1/25/22 (1)	600	613

Exploration & Production – 0.7%

Apache Corp., 3.63%, 2/1/21	749	606

Occidental Petroleum Corp., 4.10%, 2/1/21	12,253	10,415
4.85%, 3/15/21	471	395
2.60%, 8/13/21	3,090	2,430

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS—46.6% – continued

Exploration & Production – 0.7% – continued

Pioneer Natural Resources Co., 3.45%, 1/15/21	$2,215	$2,136
		15,982

Financial Services – 3.3%

Ameriprise Financial, Inc., 3.00%, 3/22/22	4,400	4,455

Bank of New York Mellon (The) Corp., 1.95%, 8/23/22	4,100	4,117

Goldman Sachs Group (The), Inc., (Floating, ICE LIBOR USD 3M + 1.20%), 1.94%, 9/15/20 (2)	4,000	3,997
(Floating, ICE LIBOR USD 3M + 1.77%), 3.45%, 2/25/21 (2)	550	539
2.35%, 11/15/21	3,366	3,362
(Floating, ICE LIBOR USD 3M + 0.75%), 2.43%, 2/23/23 (2)	7,160	6,867
(Floating, ICE LIBOR USD 3M + 1.00%), 2.80%, 7/24/23 (2)	2,000	1,895

Intercontinental Exchange, Inc., 2.75%, 12/1/20	17,063	17,179

Morgan Stanley, 2.80%, 6/16/20	1,065	1,065
2.50%, 4/21/21	1,900	1,905
(Floating, ICE LIBOR USD 3M + 1.18%), 3.00%, 1/20/22 (2)	10,000	9,948
(Floating, U.S. SOFR + 0.70%), 1.61%, 1/20/23 (2)	18,600	17,314

TD Ameritrade Holding Corp., 2.95%, 4/1/22	363	355
		72,998

Food & Beverage – 1.0%

Constellation Brands, Inc., 2.25%, 11/6/20	5,000	4,972

Tyson Foods, Inc., (Floating, ICE LIBOR USD 3M + 0.55%), 2.13%, 6/2/20 (2)	14,725	14,688
(Floating, ICE LIBOR USD 3M + 0.45%), 2.15%, 8/21/20 (2)	2,100	2,095
2.25%, 8/23/21	700	697
		22,452

Forest & Paper Products Manufacturing – 0.1%

Georgia-Pacific LLC, 5.40%, 11/1/20 (1)	2,461	2,485

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Hardware – 1.6%

Dell International LLC/EMC Corp., 4.42%, 6/15/21 (1)	$8,832	$8,830

Hewlett Packard Enterprise Co., 3.60%, 10/15/20	20,700	20,725
(Floating, ICE LIBOR USD 3M + 0.68%), 1.46%, 3/12/21 (2)	4,690	4,538
		34,093

Health Care Facilities & Services – 1.5%

Cigna Corp., (Floating, ICE LIBOR USD 3M + 0.65%), 1.49%, 9/17/21 (2)	7,000	6,720
3.40%, 9/17/21	1,200	1,223
(Floating, ICE LIBOR USD 3M + 0.89%), 2.72%, 7/15/23 (2)	6,300	5,858

CVS Health Corp., (Floating, ICE LIBOR USD 3M + 0.72%), 1.72%, 3/9/21 (2)	9,905	9,702
2.13%, 6/1/21	2,159	2,161
2.75%, 12/1/22	2,500	2,517

McKesson Corp., 3.65%, 11/30/20	5,322	5,360
		33,541

Homebuilders – 0.1%

D.R. Horton, Inc., 2.55%, 12/1/20	1,560	1,538

Integrated Oils – 0.2%

Chevron Corp., (Floating, ICE LIBOR USD 3M + 0.48%), 1.94%, 3/3/22 (2)	4,975	4,843

Life Insurance – 1.9%

MassMutual Global Funding II, (Floating, ICE LIBOR USD 3M + 0.15%), 1.98%, 1/7/22 (1)(2)	25,000	23,257

Metropolitan Life Global Funding I, 2.05%, 6/12/20 (1)	770	769

New York Life Global Funding, (Floating, ICE LIBOR USD 3M + 0.28%), 2.08%, 1/28/21 (1)(2)	1,000	982
(Floating, ICE LIBOR USD 3M + 0.28%), 2.10%, 1/21/22 (1)(2)	13,100	12,696

Prudential Financial, Inc., 5.38%, 6/21/20	1,500	1,510
4.50%, 11/15/20	2,717	2,736
		41,950

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Machinery Manufacturing – 1.3%

Caterpillar Financial Services Corp., 1.85%, 9/4/20	$2,000	$1,995
(Floating, ICE LIBOR USD 3M + 0.28%), 1.28%, 9/7/21 (2)	18,300	17,624
(Floating, ICE LIBOR USD 3M + 0.51%), 2.20%, 5/15/23 (2)	1,300	1,221

CNH Industrial Capital LLC, 4.88%, 4/1/21	654	639

John Deere Capital Corp., 1.95%, 6/22/20	2,580	2,578
3.20%, 1/10/22	4,000	4,096
		28,153

Managed Care – 0.5%

UnitedHealth Group, Inc., (Floating, ICE LIBOR USD 3M + 0.07%), 1.90%, 10/15/20 (2)	10,305	10,151

Mass Merchants – 0.1%

Dollar Tree, Inc., (Floating, ICE LIBOR USD 3M + 0.70%), 2.54%, 4/17/20 (2)	2,832	2,831

Medical Equipment & Devices Manufacturing – 0.0%

Abbott Laboratories, 2.55%, 3/15/22	500	505

Pharmaceuticals – 0.3%

Bristol-Myers Squibb Co., 2.88%, 2/19/21 (1)	6,320	6,444

Pipeline – 0.7%

Energy Transfer Operating L.P., 4.65%, 6/1/21	3,529	3,399

Enterprise Products Operating LLC, 2.80%, 2/15/21	9,300	9,287

MPLX L.P., (Floating, ICE LIBOR USD 3M + 0.90%), 1.90%, 9/9/21 (2)	1,280	1,210

Sunoco Logistics Partners Operations L.P., 4.40%, 4/1/21	1,640	1,635
		15,531

Property & Casualty Insurance – 0.5%

Allstate (The) Corp., (Floating, ICE LIBOR USD 3M + 0.43%), 1.80%, 3/29/21 (2)	3,000	2,929

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Property & Casualty Insurance – 0.5% – continued

Aon Corp., 2.20%, 11/15/22	$5,540	$5,514

Marsh & McLennan Cos., Inc., 3.50%, 12/29/20	2,300	2,317
		10,760

Publishing & Broadcasting – 0.2%

NBCUniversal Enterprise, Inc., (Floating, ICE LIBOR USD 3M + 0.40%), 1.83%, 4/1/21 (1)(2)	3,560	3,513

Railroad – 0.1%

Union Pacific Corp., 3.20%, 6/8/21	2,011	2,031

Real Estate – 0.9%

American Tower Corp., 3.30%, 2/15/21	8,500	8,498
4.70%, 3/15/22	650	660

Simon Property Group L.P., 2.50%, 9/1/20	10,000	9,928
		19,086

Restaurants – 0.1%

McDonald’s Corp., 3.50%, 7/15/20	965	969

2.75%, 12/9/20	510	508
		1,477

Retail – Consumer Discretionary – 0.3%

AutoZone, Inc., 4.00%, 11/15/20	3,393	3,392

eBay, Inc., 2.15%, 6/5/20	2,700	2,699
		6,091

Semiconductors – 0.1%

Intel Corp., 3.10%, 7/29/22	2,370	2,460

Software & Services – 1.5%

International Business Machines Corp., (Floating, ICE LIBOR USD 3M + 0.40%), 2.11%, 5/13/21 (2)	25,000	24,699

Moody’s Corp., 2.75%, 12/15/21	8,380	8,319
		33,018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Supermarkets & Pharmacies – 0.5%

Kroger (The) Co., 3.30%, 1/15/21	$11,127	$11,173

Tobacco – 0.1%

BAT Capital Corp., (Floating, ICE LIBOR USD 3M + 0.59%), 2.29%, 8/14/20 (2)	1,800	1,770

Transportation & Logistics – 1.1%

PACCAR Financial Corp., (Floating, ICE LIBOR USD 3M + 0.20%), 1.91%, 11/13/20 (2)	500	497
3.15%, 8/9/21	395	390
2.65%, 5/10/22	15,500	15,504
2.00%, 9/26/22	3,260	3,211

Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 7/29/21 (1)	2,400	2,430

Ryder System, Inc., 2.88%, 9/1/20	1,000	995
		23,027

Travel & Lodging – 0.6%

Marriott International, Inc., 3.38%, 10/15/20	2,130	2,051
(Floating, ICE LIBOR USD 3M + 0.60%), 2.18%, 12/1/20 (2)	300	281
2.88%, 3/1/21	3,000	2,808
(Floating, ICE LIBOR USD 3M + 0.65%), 1.65%, 3/8/21 (2)	3,200	2,736
3.13%, 10/15/21	6,000	5,386
		13,262

Utilities – 1.6%

Ameren Corp., 2.70%, 11/15/20	4,330	4,317

Dominion Energy Gas Holdings LLC, 2.80%, 11/15/20	1,450	1,443

Duke Energy Corp., (Floating, ICE LIBOR USD 3M + 0.50%), 2.20%, 5/14/21 (1)(2)	7,400	7,322

Florida Power & Light Co., (Floating, ICE LIBOR USD 3M + 0.40%), 2.14%, 5/6/22 (2)	9,500	8,959

NextEra Energy Capital Holdings, Inc., 2.40%, 9/1/21	5,830	5,825
2.90%, 4/1/22	6,500	6,604

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 46.6% – continued

Utilities – 1.6% continued

Pinnacle West Capital Corp., 2.25%, 11/30/20	$1,400	$1,402
		35,872

Waste & Environment Services & Equipment – 1.2%

Republic Services, Inc., 5.25%, 11/15/21	22,500	23,663

Waste Management, Inc., 4.75%, 6/30/20	2,500	2,516
4.60%, 3/1/21	565	562
		26,741

Wireless Telecommunications Services – 2.5%

AT&T, Inc., 2.45%, 6/30/20	11,235	11,228
2.80%, 2/17/21	6,000	6,027
4.45%, 5/15/21	600	614
(Floating, ICE LIBOR USD 3M + 0.75%), 2.33%, 6/1/21 (2)	14,200	13,789
(Floating, ICE LIBOR USD 3M + 0.95%), 2.78%, 7/15/21 (2)	9,400	9,185
3.88%, 8/15/21	3,231	3,255

Verizon Communications, Inc., (Floating, ICE LIBOR USD 3M + 0.55%), 2.23%, 5/22/20 (2)	9,784	9,783
(Floating, ICE LIBOR USD 3M + 1.00%), 1.74%, 3/16/22 (2)	900	857
		54,738
Total Corporate Bonds
(Cost $1,040,052)		1,019,372

FOREIGN ISSUER BONDS – 30.7%

Auto Parts Manufacturing – 0.1%

Toyota Industries Corp., 3.11%, 3/12/22 (1)	1,900	1,921

Automobiles Manufacturing – 0.2%

Toyota Motor Corp., 2.16%, 7/2/22	3,400	3,380

Banks – 16.7%

ABN AMRO Bank N.V., 2.65%, 1/19/21 (1)	1,705	1,702

ANZ New Zealand International Ltd., 1.90%, 2/13/23 (1)	11,500	11,571

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.7% – continued

Banks – 16.7% – continued

Australia & New Zealand Banking Group Ltd., 2.13%, 8/19/20	$250	$249
(Floating, ICE LIBOR USD 3M + 0.32%), 2.05%, 11/9/20 (1)(2)	300	297
(Floating, ICE LIBOR USD 3M + 0.46%), 2.15%, 5/17/21 (1)(2)	2,370	2,326
2.30%, 6/1/21	1,000	999
2.55%, 11/23/21	1,219	1,223
(Floating, ICE LIBOR USD 3M + 0.87%), 2.55%, 11/23/21 (1)(2)	765	724
(Floating, ICE LIBOR USD 3M + 0.58%), 2.31%, 11/9/22 (1)(2)	4,193	3,807
2.05%, 11/21/22	12,700	12,723

Banque Federative du Credit Mutuel S.A., 2.13%, 11/21/22 (1)	13,700	12,725

Barclays Bank PLC, 2.65%, 1/11/21	8,500	8,495

Canadian Imperial Bank of Commerce, 2.10%, 10/5/20	2,385	2,373
(Floating, U.S. SOFR + 0.80%), 0.82%, 3/17/23 (2)	19,500	18,588

Commonwealth Bank of Australia, (Floating, ICE LIBOR USD 3M + 0.83%), 1.83%, 9/6/21 (1)(2)	9,604	9,399
(Floating, ICE LIBOR USD 3M + 0.70%), 1.60%, 3/10/22 (1)(2)	10,145	9,990

Cooperatieve Rabobank U.A., 2.50%, 1/19/21	3,500	3,502
(Floating, ICE LIBOR USD 3M + 0.43%), 2.22%, 4/26/21 (2)	5,575	5,325
3.13%, 4/26/21	1,120	1,128
3.88%, 2/8/22	1,000	1,033
(Floating, ICE LIBOR USD 3M + 0.48%), 2.31%, 1/10/23 (2)	10,000	9,472

Credit Suisse A.G., 3.00%, 10/29/21	4,165	4,213
2.10%, 11/12/21	4,300	4,288
(Floating, U.S. SOFR + 0.45%), 1.20%, 2/4/22 (2)	20,400	19,104

Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	2,050	2,063

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.7% – continued

Banks – 16.7% – continued

DBS Group Holdings Ltd., 2.85%, 4/16/22 (1)	$7,600	$7,800

DNB Bank ASA, (Floating, ICE LIBOR USD 3M + 0.37%), 1.82%, 10/2/20 (1)(2)	2,500	2,478
(Floating, ICE LIBOR USD 3M + 1.07%), 2.65%, 6/2/21 (1)(2)	10,000	10,074
2.15%, 12/2/22 (1)	3,730	3,684
(Floating, ICE LIBOR USD 3M + 0.62%), 2.20%, 12/2/22 (1)(2)	11,400	10,859

ING Groep N.V., (Floating, ICE LIBOR USD 3M + 1.15%), 2.52%, 3/29/22 (2)	7,040	6,788

Macquarie Bank Ltd., 2.10%, 10/17/22 (1)	6,000	5,942

National Australia Bank Ltd., 3.38%, 9/20/21	2,600	2,639
3.70%, 11/4/21	3,560	3,618
(Floating, ICE LIBOR USD 3M + 0.89%), 2.72%, 1/10/22 (1)(2)	12,914	12,785
2.80%, 1/10/22	3,031	3,096
1.88%, 12/13/22	9,500	9,446

National Bank of Canada, 2.15%, 6/12/20	4,816	4,797

Nordea Bank Abp, 2.13%, 5/29/20 (1)	7,000	6,993
(Floating, ICE LIBOR USD 3M + 0.94%), 2.55%, 8/30/23 (1)(2)	1,400	1,391

Santander UK PLC, 3.40%, 6/1/21	1,000	1,002

Skandinaviska Enskilda Banken AB, 2.63%, 3/15/21	5,990	5,993
3.25%, 5/17/21 (1)	10,000	10,012
3.05%, 3/25/22 (1)	15,000	14,963
2.20%, 12/12/22 (1)	5,400	5,310

Sumitomo Mitsui Banking Corp., 2.65%, 7/23/20	1,000	992

Svenska Handelsbanken AB, 1.95%, 9/8/20	13,450	13,402
2.40%, 10/1/20	1,750	1,751
2.45%, 3/30/21	1,015	1,019
(Floating, ICE LIBOR USD 3M + 0.47%), 2.15%, 5/24/21 (2)	1,000	974
3.35%, 5/24/21	3,000	3,036

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.7% – continued

Banks – 16.7% – continued
1.88%, 9/7/21	$13,360	$13,069

Toronto-Dominion Bank (The), 1.85%, 9/11/20	2,300	2,297
2.50%, 12/14/20	5,674	5,697
(Floating, ICE LIBOR USD 3M + 0.27%), 1.11%, 3/17/21 (2)	10,000	9,752
(Floating, ICE LIBOR USD 3M + 0.43%), 1.20%, 6/11/21 (2)	10,512	10,222

Westpac Banking Corp., 2.65%, 1/25/21	500	502
(Floating, ICE LIBOR USD 3M + 0.85%), 2.70%, 1/11/22 (2)	9,000	8,814
2.80%, 1/11/22	935	944
2.00%, 1/13/23	5,040	4,983
(Floating, ICE LIBOR USD 3M + 0.39%), 2.23%, 1/13/23 (2)	10,900	10,344
		364,787

Commercial Finance – 0.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/1/21	5,000	4,621
4.45%, 12/16/21	6,900	6,345

Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (1)	1,000	904
		11,870

Diversified Banks – 6.1%

Bank of Montreal, 1.90%, 8/27/21	3,080	3,087
(Floating, ICE LIBOR USD 3M + 0.79%), 2.43%, 8/27/21 (2)	9,581	9,297
(Floating, ICE LIBOR USD 3M + 0.57%), 1.80%, 3/26/22 (2)	1,627	1,572
2.90%, 3/26/22	5,000	5,064

Bank of Nova Scotia (The), 2.35%, 10/21/20	13,105	13,092
(Floating, ICE LIBOR USD 3M + 0.42%), 2.21%, 1/25/21 (2)	3,520	3,439
(Floating, ICE LIBOR USD 3M + 0.64%), 1.64%, 3/7/22 (2)	1,923	1,853
1.95%, 2/1/23	4,000	3,985

BNP Paribas S.A., 2.38%, 5/21/20	3,725	3,727
2.95%, 5/23/22 (1)	2,600	2,523

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.7% – continued

Diversified Banks – 6.1% – continued

Credit Agricole S.A., 2.75%, 6/10/20 (1)	$3,500	$3,507
(Floating, ICE LIBOR USD 3M + 1.18%), 2.61%, 7/1/21 (1)(2)	1,450	1,469

HSBC Holdings PLC, 5.10%, 4/5/21	330	337
2.95%, 5/25/21	900	905
(Floating, ICE LIBOR USD 3M + 1.50%), 2.94%, 1/5/22 (2)	2,439	2,338

Mitsubishi UFJ Financial Group, Inc., 3.54%, 7/26/21	6,800	6,859
3.22%, 3/7/22	6,200	6,301
2.62%, 7/18/22	7,400	7,380

Mizuho Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.14%), 1.91%, 9/13/21 (2)	5,000	4,855

Royal Bank of Canada, 2.15%, 10/26/20	60	60
(Floating, ICE LIBOR USD 3M + 0.73%), 2.49%, 2/1/22 (2)	10,000	9,717
2.75%, 2/1/22	4,000	4,091
(Floating, ICE LIBOR USD 3M + 0.47%), 2.24%, 4/29/22 (2)	19,800	19,005
1.95%, 1/17/23	8,300	8,216
(Floating, ICE LIBOR USD 3M + 0.36%), 2.20%, 1/17/23 (2)	2,500	2,333

Sumitomo Mitsui Financial Group, Inc., (Floating, ICE LIBOR USD 3M + 1.68%), 2.68%, 3/9/21 (2)	5,000	4,946
(Floating, ICE LIBOR USD 3M + 1.11%), 2.95%, 7/14/21 (2)	800	764
(Floating, ICE LIBOR USD 3M + 1.14%), 2.96%, 10/19/21 (2)	1,330	1,303
2.78%, 10/18/22	2,261	2,292
		134,317

Electrical Equipment Manufacturing – 0.3%

Siemens Financieringsmaatschappij N.V., 2.15%, 5/27/20 (1)	5,860	5,861

Financial Services – 1.8%

GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	4,000	3,933

UBS A.G., 2.20%, 6/8/20 (1)	7,700	7,678

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.7% – continued

Financial Services – 1.8% – continued
2.45%, 12/1/20 (1)	$7,000	$6,974

UBS Group A.G., (Floating, ICE LIBOR USD 3M + 1.44%), 2.64%, 9/24/20 (1)(2)	20,000	19,836
		38,421

Food & Beverage – 0.9%

Mondelez International Holdings Netherlands B.V., 2.00%, 10/28/21 (1)	2,100	2,091
2.13%, 9/19/22 (1)	17,590	17,427
		19,518

Government Development Banks – 1.3%

Japan Bank for International Cooperation, 1.63%, 10/17/22	4,400	4,485
1.75%, 1/23/23	5,400	5,521

Kreditanstalt fuer Wiederaufbau, 2.38%, 3/24/21	5,411	5,510

Nederlandse Waterschapsbank N.V., 1.50%, 8/27/21 (1)	6,000	6,079

Svensk Exportkredit AB, 0.75%, 4/6/23	6,300	6,281
		27,876

Integrated Oils – 1.6%

BP Capital Markets PLC, (Floating, ICE LIBOR USD 3M + 0.25%), 1.93%, 11/24/20 (2)	19,275	18,949
(Floating, ICE LIBOR USD 3M + 0.87%), 1.61%, 9/16/21 (2)	5,433	5,346

Total Capital International S.A., 2.22%, 7/12/21	11,700	11,730
		36,025

Medical Equipment & Devices Manufacturing – 0.0%

DH Europe Finance II S.a.r.l., 2.05%, 11/15/22	850	834

Pharmaceuticals – 0.4%

AstraZeneca PLC, 2.38%, 11/16/20	3,171	3,163

GlaxoSmithKline Capital PLC, 3.13%, 5/14/21	1,020	1,034

Sanofi, 4.00%, 3/29/21	4,524	4,602
		8,799

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 30.7% – continued

Supranationals – 0.8%

European Investment Bank, (Floating, U.S. SOFR + 0.28%), 0.46%, 3/5/24 (1)(2)	$18,400	$18,385
Total Foreign Issuer Bonds
(Cost $683,107)		671,994

U.S. GOVERNMENT AGENCIES – 0.3% (5)

Fannie Mae – 0.3%

2.25%, 4/12/22	6,600	6,843
Total U.S. Government Agencies
(Cost $6,585)		6,843

U.S. GOVERNMENT OBLIGATIONS – 8.0%

U.S. Treasury Notes – 8.0%

1.13%, 8/31/21	25,000	25,332

2.63%, 12/15/21	9,000	9,370

1.38%, 1/31/22	9,585	9,789

2.13%, 5/15/22	10,000	10,401

1.75%, 7/15/22	5,000	5,171

1.50%, 8/15/22	23,000	23,689

1.63%, 11/15/22	12,000	12,425

1.63%, 12/15/22	60,000	62,203

1.38%, 2/15/23	17,300	17,848
		176,228
Total U.S. Government Obligations
(Cost $171,205)		176,228

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.4%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (6)(7)	74,350,491	$74,350
Total Investment Companies
(Cost $74,350)		74,350

Total Investments – 99.9%
(Cost $2,215,212)		2,186,884

Other Assets less Liabilities – 0.1%		2,303
NET ASSETS – 100.0%		$2,189,187

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(5)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

3M – 3 Month

Fannie Mae – Federal National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

PLC – Public Limited Company

S&P – Standard & Poor’s

SOFR – Secured Overnight Financing Rate

USD – United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	8.1%
U.S. Agency	0.3
AAA	11.9
AA	20.7
A	31.1
A1 (Short Term)	0.2
A2 (Short Term)	0.8
BBB	22.9
BB	0.6
Cash Equivalents	3.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$215,696	$–	$215,696
Certificates Of Deposit (1)	–	5,020	–	5,020
Commercial Paper (1)	–	17,381	–	17,381
Corporate Bonds (1)	–	1,019,372	–	1,019,372
Foreign Issuer Bonds (1)	–	671,994	–	671,994
U.S. Government Agencies (1)	–	6,843	–	6,843

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations (1)	$ –	$176,228	$–	$176,228
Investment Companies	74,350	–	–	74,350
Total Investments	$74,350	$2,112,534	$–	$2,186,884

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.7% (1)

Fannie Mae – 14.8%

Pool #555649, 7.50%, 10/1/32	$28	$31

Pool #AB6336, 2.50%, 10/1/27	511	533

Pool #AL8706, 2.50%, 3/1/29	434	451

Pool #AS4186, 2.50%, 1/1/30	648	672

Pool #AS8597, 2.50%, 1/1/32	634	658

Pool #BH5752, 3.50%, 11/1/47	411	436

Pool #BH9277, 3.50%, 2/1/48	492	520

Pool #BM1239, 3.50%, 2/1/32	156	165

Pool #BM5017, 3.00%, 3/1/30	167	175

Pool #FM1454, 2.50%, 9/1/28	188	196

Pool #FM1472, 3.50%, 3/1/34	285	300

Pool #FM1842, 3.50%, 6/1/34	177	186

Pool #FM1849, 3.50%, 12/1/33	537	566

Pool #FM1852, 3.00%, 7/1/33	181	190

Pool #FM1897, 3.00%, 9/1/32	518	542

Pool #FM2062, 2.50%, 7/1/33	186	193
		5,814

Freddie Mac – 0.9%

Pool #SB0215, 3.00%, 2/1/32	183	192

Pool #ZS7325, 2.50%, 7/1/29	175	182
		374

Freddie Mac Gold – 2.1%

Pool #E09021, 2.50%, 2/1/28	194	201

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.7% (1) – continued

Freddie Mac Gold – 2.1% – continued

Pool #E09025, 2.50%, 3/1/28	$592	$615
		816

Freddie Mac Pool – 1.5%

Pool #SB0084, 3.00%, 2/1/32	359	376

Pool #SB0216, 3.00%, 12/1/32	209	220
		596

Government National Mortgage Association I – 0.4%

Pool #676682, 4.50%, 6/15/25	64	67

Pool #782618, 4.50%, 4/15/24	29	30

Pool #783245, 5.00%, 9/15/24	29	30

Pool #783489, 5.00%, 6/15/25	15	15
		142
Total U.S. Government Agencies
(Cost $7,567)		7,742

U.S. GOVERNMENT OBLIGATIONS – 70.1%

U.S. Treasury Notes – 70.1%
0.38%, 3/31/22	1,380	1,384
0.50%, 3/15/23	10,914	10,983
0.50%, 3/31/25	3,520	3,542
0.63%, 3/31/27	4,141	4,160
1.50%, 2/15/30	7,019	7,557
		27,626
Total U.S. Government Obligations
(Cost $27,219)		27,626

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 8.0%

FlexShares® Disciplined Duration MBS Index Fund (2)	61,200	$1,452

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (2)(3)	1,703,872	1,704
Total Investment Companies
(Cost $3,144)		3,156

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL
	AMOUNT	VALUE
	(000s)	(000s)
SHORT–TERM INVESTMENTS – 1.3%

U.S. Treasury Bill, 0.01%, 9/17/20 (4)(5)	$500	$500
Total Short-Term Investments
(Cost $500)		500

Total Investments – 99.1%
(Cost $38,430)		39,024

Other Assets less Liabilities – 0.9%		355
NET ASSETS – 100.0%		$39,379

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(3)	7-day current yield as of March 31, 2020 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae – Federal National Mortgage Association

Freddie Mac – Federal Home Loan Mortgage Corporation

MBS – Mortgage Backed Securities

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
5-Year U.S. Treasury Note	29	$3,635	Long	6/20	$26

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	72.4%
U.S. Agency	19.5
Not Rated	3.7
Cash Equivalents	4.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000s)
U.S. Government Agencies (1)	$ –	$7,742	$–	$7,742
U.S. Government Obligations (1)	–	27,626	–	27,626
Investment Companies	3,156	–	–	3,156
Short-Term Investments	–	500	–	500
Total Investments	$3,156	$35,868	$–	$39,024

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$26	$–	$–	$26

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2020

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract positions and investment strategies utilized during the fiscal year ended March 31, 2020, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Core Bond	Long	Hedging/Liquidity
Fixed Income	Long	Hedging/Liquidity
Short-Intermediate U.S. Government	Long	Hedging/Liquidity
U.S. Government	Long and Short	Hedging/Liquidity

At March 31, 2020, the aggregate market value of assets pledged to cover margin requirements for open positions for the Core Bond, Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds was approximately $1,000,000, $2,400,000, $400,000 and $500,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2020.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2020, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Funds as of March 31, 2020.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal years ended March 31, 2020 and 2019, were approximately $25,000 and $38,000, respectively, for the High Yield Fixed Income Fund. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Core Bond	Daily	Monthly
Fixed Income	Daily	Monthly
High Yield Fixed Income	Daily	Monthly
Short Bond	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the NAVs per share of the Funds.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2020

At March 31, 2020, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Core Bond	$549	$(549)	$–
Fixed Income	1,960	(1,915)	(45)
High Yield Fixed Income	1,119	(1,119)	–
Short Bond	107	(107)	–
Short-Intermediate U.S. Government	38	(38)	–
Ultra-Short Fixed Income	19	(19)	–
U.S. Government	22	(22)	–

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, and for the Core Bond Fund and the Short Bond Fund, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2020, the Core Bond, Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds utilized approximately $7,806,000, $30,993,000, $1,936,000, $2,216,000, $166,000, $2,054,000 and $1,326,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Post-enactment losses

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD
Fixed Income	$–	$5,602
High Yield Fixed Income	139,794	314,220
Short Bond	3,094	9,451
Short-Intermediate U.S. Government	2,749	1,389

At March 31, 2020, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Core Bond	$–	$1,248	$–	$(525)
Fixed Income	–	–	–	(14,497)
High Yield Fixed Income	–	4,241	–	(667,457)
Short Bond	–	4	–	(2,789)
Short-Intermediate U.S. Government	–	9	–	459
Tax-Advantaged Ultra-Short Fixed Income	689	3,086	596	(7,382)
Ultra-Short Fixed Income	–	3,259	1,634	(28,335)
U.S. Government	–	986	–	549

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$–	$ 5,492	$–
Fixed Income	–	24,458	–
High Yield Fixed Income	–	234,921	–
Short Bond	–	9,601	–
Short-Intermediate U.S. Government	–	863	–
Tax-Advantaged Ultra-Short Fixed Income	42,812	19,399	80
Ultra-Short Fixed Income	–	56,840	–
U.S. Government	–	543	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$–	$8,361	$–
Fixed Income	–	41,378	–
High Yield Fixed Income	–	236,381	–
Short Bond	–	13,035	–
Short-Intermediate U.S. Government	–	2,240	–
Tax-Advantaged Ultra-Short Fixed Income	39,264	18,604	–
Ultra-Short Fixed Income	–	52,938	426
U.S. Government	–	734	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2020, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2020. There were no outstanding loan amounts at March 31, 2020

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. NTI has also contractually agreed to reimburse acquired fund fees and expenses related to investments in non-money market mutual funds or exchange traded funds managed by NTI for the Short Bond, Short-Intermediate U.S. Government and U.S. Government Funds. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual

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MARCH 31, 2020

limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Core Bond	0.38%	0.369%	0.358%	0.40%
Fixed Income	0.43%	0.417%	0.404%	0.45%
High Yield Fixed Income	0.79%	0.766%	0.743%	0.78%
Short Bond	0.38%	0.369%	0.358%	0.40%
Short-Intermediate U.S. Government	0.38%	0.369%	0.358%	0.40%
Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
U.S. Government	0.38%	0.369%	0.358%	0.40%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2020. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2020, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This

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NOTES TO THE FINANCIAL STATEMENTS continued

reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2020, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Tax-Advantaged Ultra-Short Fixed Income	$38,435	$57,600

*	During the fiscal year ended March 31, 2020, the realized gain (loss) associated with these transactions was approximately $1,000.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Core Bond	$900,691	$100,332	$945,067	$119,310

Fixed Income	3,209,578	428,147	3,230,693	419,693

High Yield Fixed Income	–	1,756,710	–	1,740,436

Short Bond	190,378	172,400	221,093	183,353

Short-Intermediate U.S. Government	435,007	2,285	438,800	–

Tax-Advantaged Ultra-Short Fixed Income	329,117	2,044,129	346,950	2,365,863

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Ultra-Short Fixed Income	$401,311	$1,292,902	$451,430	$1,410,149

U.S. Government	297,186	1,440	297,617	–

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Core Bond	$4,255	$(4,780)	$(525)	$196,771

Fixed Income	20,229	(34,726)	(14,497)	854,735

High Yield Fixed Income	22,184	(689,631)	(667,447)	3,770,612

Short Bond	4,433	(7,221)	(2,788)	373,245

Short-Intermediate U.S. Government	459	–	459	57,904

Tax-Advantaged Ultra-Short Fixed Income	9,120	(16,502)	(7,382)	3,770,044

Ultra-Short Fixed Income	9,067	(37,401)	(28,334)	2,215,218

U.S. Government	549	–	549	38,501

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	7,012	$73,237	168	$1,743	(13,873)	$(143,224)	(6,693)	$(68,244)

Fixed Income	17,342	178,912	592	6,074	(20,342)	(207,809)	(2,408)	(22,823)

High Yield Fixed Income	151,872	985,597	3,454	22,449	(165,215)	(1,040,550)	(9,889)	(32,504)

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MARCH 31, 2020

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Short Bond	5,891	$111,014	140	$2,624	(8,789)	$(164,879)	(2,758)	$(51,241)

Short-Intermediate U.S. Government	1,203	11,816	22	220	(1,746)	(17,026)	(521)	(4,990)

Tax-Advantaged Ultra-Short Fixed Income	236,399	2,404,938	1,457	14,815	(264,438)	(2,684,791)	(26,582)	(265,038)

Ultra-Short Fixed Income	186,429	1,908,793	2,607	26,641	(210,050)	(2,146,411)	(21,014)	(210,977)

U.S. Government	1,012	9,934	34	332	(966)	(9,449)	80	817

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	12,694	$125,098	162	$1,602	(14,183)	$(139,632)	(1,327)	$(12,932)

Fixed Income	49,168	478,000	811	7,930	(84,576)	(825,428)	(34,597)	(339,498)

High Yield Fixed Income	279,468	1,830,461	3,643	23,915	(236,428)	(1,518,378)	46,683	335,998

Short Bond	10,733	198,674	134	2,479	(14,325)	(264,924)	(3,458)	(63,771)

Short-Intermediate U.S. Government	1,631	15,555	113	1,081	(7,269)	(69,059)	(5,525)	(52,423)

Tax-Advantaged Ultra-Short Fixed Income	273,422	2,763,746	1,533	15,497	(266,871)	(2,697,235)	8,084	82,008

Ultra-Short Fixed Income	154,235	1,565,617	2,449	24,867	(174,117)	(1,767,458)	(17,433)	(176,974)
U.S. Government	1,754	16,430	44	408	(438)	(4,101)	1,360	12,737

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Core Bond	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$6,058	$440,579	$443,590	$–	$–	$210	$3,047	3,046,643

Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	29,889	1,575,576	1,601,661	–	–	770	3,804	3,803,955

High Yield Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	113,852	1,402,869	1,492,475	–	–	1,269	24,246	24,246,101

Short Bond	FlexShares® Disciplined Duration MBS Index Fund	13,103	–	8,387	29	46	211	4,791	202,000

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	1,580	261,150	260,573	–	–	123	2,157	2,156,537
	Total	$14,683	$261,150	$268,960	$29	$46	$334	$6,948	2,358,537

Short-Intermediate U.S. Government	FlexShares® Disciplined Duration MBS Index Fund	–	2,284	–	18	–	16	2,303	97,100

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$5,859	$268,201	$268,797	$–	$–	$101	$5,263	5,262,967
	Total	$5,859	$270,485	$268,797	$18	$–	$117	$7,566	5,360,067

Tax-Advantaged Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	134,006	4,152,693	4,109,390	–	–	2,262	177,309	177,309,408

Ultra-Short Fixed Income	Northern Institutional Funds - U.S. Government Portfolio (Shares)	11,308	2,372,291	2,309,249	–	–	566	74,350	74,350,491

U.S. Government	FlexShares® Disciplined Duration MBS Index Fund	–	1,440	–	12	–	10	1,452	61,200

	Northern Institutional Funds - U.S. Government Portfolio (Shares)	219	169,453	167,968	–	–	45	1,704	1,703,872

	Total	$219	$170,893	$167,968	$12	$–	$55	$3,156	1,765,072

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2020:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Core Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	$32	*	Net Assets-Net unrealized depreciation	$–
Fixed Income	Interest rate contracts	Net Assets - Net unrealized appreciation	65	*	Net Assets-Net unrealized depreciation	–
Short-Intermediate U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	28	*	Net Assets-Net unrealized depreciation	–

U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	26	*	Net Assets-Net unrealized depreciation	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2020:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$14
Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	15
Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	220

U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	157

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MARCH 31, 2020

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$32

Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	65

Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(91)

U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(6)

Volume of derivative activity for the fiscal year ended March 31, 2020*:

	INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Core Bond	5	$7,579

Fixed Income	7	20,674

Short-Intermediate U.S. Government	4	3,569

U.S. Government	5	2,309

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (the “ASU”), which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. The Funds have adopted the ASU. The adoption of the ASU did not have a material impact on the financial statements.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2020

market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

14. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of eight separate portfolios of Northern Funds, comprising the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the eight portfolios constituting the Northern Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX INFORMATION	MARCH 31, 2020 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2019, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Tax-Advantaged Ultra-Short Fixed Income	$0.000199

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2020, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Tax-Advantaged Ultra-Short Fixed Income - 68.82%.

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2020 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 13-14, 2019, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from December 1, 2018 to September 30, 2019 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT	113	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 - 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 102), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 105), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.41%	$1,000.00	$1,006.30	$2.06
Hypothetical	0.41%	$1,000.00	$1,022.95	$2.07

FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.45%	$1,000.00	$994.20	$2.24
Hypothetical	0.45%	$1,000.00	$1,022.75	$2.28

HIGH YIELD FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.78%	$1,000.00	$864.60	$3.64
Hypothetical	0.78%	$1,000.00	$1,021.10	$3.94

SHORT BOND
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.40%	$1,000.00	$997.80	$2.00
Hypothetical	0.40%	$1,000.00	$1,023.00	$2.02

SHORT-INTERMEDIATE U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.41%	$1,000.00	$1,034.70	$2.09
Hypothetical	0.41%	$1,000.00	$1,022.95	$2.07

TAX--ADVANTAGED ULTRA-SHORT FIXED INCOME
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.25%	$1,000.00	$1,004.80	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.75	$1.26

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2020 (UNAUDITED)

ULTRA-SHORT FIXED INCOME

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.25%	$1,000.00	$996.20	$1.25
Hypothetical	0.25%	$1,000.00	$1,023.75	$1.26

U.S. GOVERNMENT
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.43%	$1,000.00	$1,046.30	$2.20
Hypothetical	0.43%	$1,000.00	$1,022.85	$2.17

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NORTHERN FUNDS ANNUAL REPORT	115	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2020 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	119	FIXED INCOME FUNDS

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

CORE BOND FUND[1,2,5,6]	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND[1,5,6]
FIXED INCOME FUND[1,2,3,5,6]	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND[1,2,4,5,6]
HIGH YIELD FIXED INCOME FUND[1,2,3,6]	ULTRA-SHORT FIXED INCOME FUND[1,2,5,6,7]
SHORT BOND FUND[1,2,3,5,6]	U.S. GOVERNMENT FUND[1,5,6]

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

7 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND
Ticker Symbol: NOBOX

84	U.S. TREASURY INDEX FUND
Ticker Symbol: BTIAX

88	NOTES TO THE FINANCIAL STATEMENTS

95	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

96	TAX INFORMATION

97	LIQUIDITY RISK MANAGEMENT PROGRAM

98	FUND EXPENSES

99	TRUSTEES AND OFFICERS

103	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended March 31, 2020 represented a tale of two markets. As designed, the Fund’s return of 9.01% for the fiscal year ended March 31, 2020 was essentially in line with the benchmark Bloomberg Barclays U.S. Aggregate Bond Index return of 8.93%. Much of calendar year 2019 saw risk assets rally based on monetary easing, significant demand for positively yielding assets, and hopes for a resolution to the U.S./China trade war. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during 2019, citing a lack of inflation and slowing global growth, while investor demand for yield supported fixed-income assets. The market’s positive tone then abruptly changed during the first quarter of 2020, as the spread of COVID-19 along with the Saudi Arabia/Russia oil price war badly hurt investor sentiment, as much of the world’s population was gradually placed into quarantine. The projected global economic toll sent risk markets into a tailspin, with equities falling more than 30% from their highs, while the interest rate spreads of risk assets widened dramatically, negatively affecting fixed-income liquidity. The Fed was quick to act, cutting short-term rates to near zero, and announcing quantitative easing measures to support asset prices. The Fed’s actions, along with the U.S. Congress’ $2.3 trillion fiscal stimulus package, eased market stress, and helped risk assets to rebound somewhat off their lows by the end of March 2020.

Stable domestic growth paired with global demand for yield supported investment-grade and high-yield credit markets throughout 2019 and the first six weeks of 2020. The sudden crisis caused by the spread of COVID-19 and the significant drop in oil prices caused credit spreads to widen during the month of March 2020.

Trading costs surrounding monthly rebalancing and cash flow management detracted from Fund performance. The Fund remains positioned to replicate the risk and return characteristics of its stated benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 02/27/07

BOND INDEX FUND	9.01%	3.25%	3.74%	4.18%

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	8.93	3.36	3.88	4.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 103.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2020 represented a tale of two markets. The Bloomberg Barclays U.S. Treasury Index returned 13.23% during the 12 months ended March 31, 2020. As designed, the Fund performed in line with the index, with 13.29% return over the reporting period. Much of calendar year 2019 saw risk assets rally based on monetary easing, significant demand for positively yielding assets, and hopes for a resolution to the U.S./China trade war. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during 2019, citing a lack of inflation and slowing global growth, while investor demand for yield supported fixed-income assets. The market’s positive tone then abruptly changed during the first quarter of 2020, as the spread of COVID-19 along with the Saudi Arabia/Russia oil price war badly hurt investor sentiment, as much of the world’s population was gradually placed into quarantine. The projected global economic toll sent risk markets into a tailspin, with equities falling more than 30% from their highs, while the interest rate spreads of risk assets widened dramatically, negatively affecting fixed-income liquidity. The Fed was quick to act, cutting short-term rates to near zero, and announcing quantitative easing measures to support asset prices. The Fed’s actions, along with the U.S. Congress’ $2.3 trillion fiscal stimulus package, eased market stress, and helped risk assets to rebound somewhat off their lows by the end of March 2020.

U.S. Treasury yields plunged during the 12-month period ended March 31, 2020, and the Treasury yield curve steepened. During the period, two-year Treasury yields fell 201 basis points to 0.248%, five-year yields fell 185 basis points to 0.38%, 10-year yields fell 174 basis points to 0.67%, and 30-year yields fell 149 basis points to 1.32%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93

U.S. TREASURY INDEX FUND	13.29%	3.51%	3.65%	5.12%

BLOOMBERG BARCLAYS U.S. TREASURY INDEX	13.23	3.64	3.83	5.31

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*

The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 103.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2020

Amounts in thousands, except per share data	BOND INDEX FUND	U.S. TREASURY INDEX FUND
ASSETS:
Investments, at value	$2,901,040	$101,470
Investments in affiliates, at value	64,483	1,481
Interest income receivable	15,920	451
Dividend income receivable	48	1
Receivable for securities sold	1,796	297
Receivable for fund shares sold	778	831
Receivable from investment adviser	7	7
Prepaid and other assets	5	4
Total Assets	2,984,077	104,542
LIABILITIES:
Payable for securities purchased	–	1,424
Payable for when-issued securities	40,415	–
Payable for fund shares redeemed	5,875	–
Distributions payable to shareholders	1,438	33
Payable to affiliates:
Management fees	76	3
Custody fees	18	1
Shareholder servicing fees	11	–
Transfer agent fees	96	3
Trustee fees	10	4
Accrued other liabilities	66	29
Total Liabilities	48,005	1,497
Net Assets	$2,936,072	$103,045
ANALYSIS OF NET ASSETS:
Capital stock	$2,745,458	$94,422
Distributable earnings	190,614	8,623
Net Assets	$2,936,072	$103,045
Shares Outstanding ($.0001 par value, unlimited authorization)	265,704	4,331
Net Asset Value, Redemption and Offering Price Per Share	$11.05	$23.79
Investments, at cost	$2,716,875	$92,072
Investments in affiliates, at cost	64,483	1,481

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2020

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND
INVESTMENT INCOME:
Interest Income	$82,528	$2,006
Dividend income from investments in affiliates	1,153	11
Total Investment Income	83,681	2,017
EXPENSES:
Management fees	3,923	119
Custody fees	279	14
Transfer agent fees	918	28
Blue sky fees	27	19
SEC fees	1	–
Printing fees	24	12
Audit fees	35	19
Legal fees	46	24
Shareholder servicing fees	107	–
Trustee fees	36	9
Other	41	13
Total Expenses	5,437	257
Less expenses reimbursed by investment adviser	(857)	(106)
Net Expenses	4,580	151
Net Investment Income	79,101	1,866
NET REALIZED AND UNREALIZED GAINS:
Net realized gains on:
Investments	35,532	539
Net changes in unrealized appreciation on:
Investments	145,919	8,676
Net Gains	181,451	9,215
Net Increase in Net Assets Resulting from Operations	$260,552	$11,081

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	BOND INDEX FUND		U.S. TREASURY INDEX FUND
Amounts in thousands	2020	2019	2020	2019
OPERATIONS:
Net investment income	$79,101	$80,293	$1,866	$1,667
Net realized gains (losses)	35,532	(7,617)	539	(373)
Net change in unrealized appreciation	145,919	54,640	8,676	1,970
Net Increase in Net Assets Resulting from Operations	260,552	127,316	11,081	3,264
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(253,114)	206,435	9,021	1,735
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(253,114)	206,435	9,021	1,735
DISTRIBUTIONS PAID:
Distributable earnings	(91,564)	(83,499)	(1,866)	(1,667)
Total Distributions Paid	(91,564)	(83,499)	(1,866)	(1,667)
Total Increase (Decrease) in Net Assets	(84,126)	250,252	18,236	3,332
NET ASSETS:
Beginning of year	3,020,198	2,769,946	84,809	81,477
End of year	$2,936,072	$3,020,198	$103,045	$84,809

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$10.45	$10.31	$10.47	$10.74	$10.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.28	0.26	0.25	0.25
Net realized and unrealized gains (losses)	0.65	0.15	(0.14)	(0.24)	(0.06)
Total from Investment Operations	0.93	0.43	0.12	0.01	0.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)	(0.29)	(0.28)	(0.27)	(0.27)
From net realized gains	(0.03)	–	–	(0.01)	(0.02)
Total Distributions Paid	(0.33)	(0.29)	(0.28)	(0.28)	(0.29)
Net Asset Value, End of Year	$11.05	$10.45	$10.31	$10.47	$10.74
Total Return(1)	9.01%	4.33%	1.13%	0.14%	1.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,936,072	$3,020,198	$2,769,946	$2,496,618	$2,630,015
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.18%	0.17%	0.17%	0.17%	0.17%
Net investment income, net of reimbursements and credits(2)	2.63%	2.78%	2.50%	2.35%	2.40%
Net investment income, before reimbursements and credits	2.60%	2.76%	2.48%	2.33%	2.38%
Portfolio Turnover Rate	53.74%	70.72%	44.51%	65.28%	88.99%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $83,000, $109,000, $97,000, $126,000, and $87,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018, 2017 and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. TREASURY INDEX FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$21.43	$21.03	$21.35	$22.13	$22.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.45	0.43	0.38	0.34	0.32
Net realized and unrealized gains (losses)	2.36	0.40	(0.32)	(0.70)	0.16
Total from Investment Operations	2.81	0.83	0.06	(0.36)	0.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.45)	(0.43)	(0.38)	(0.34)	(0.32)
From net realized gains	–	–	–	(0.08)	(0.20)
Total Distributions Paid	(0.45)	(0.43)	(0.38)	(0.42)	(0.52)
Net Asset Value, End of Year	$23.79	$21.43	$21.03	$21.35	$22.13
Total Return(1)	13.29%	4.03%	0.24%	(1.63)%	2.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$103,045	$84,809	$81,477	$108,599	$123,516
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.16%	0.18%	0.17%	0.16%	0.16%
Expenses, before reimbursements and credits	0.28%	0.32%	0.28%	0.25%	0.26%
Net investment income, net of reimbursements and credits(2)	2.04%	2.08%	1.74%	1.53%	1.47%
Net investment income, before reimbursements and credits	1.92%	1.94%	1.63%	1.44%	1.37%
Portfolio Turnover Rate	50.28%	37.64%	34.21%	38.93%	68.57%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $1,000 and $1,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8%

Auto Floor Plan – 0.0%

Ally Master Owner Trust, Series 2018-2, Class A 3.29%, 5/15/23	$150	$151

Ford Credit Floorplan Master Owner Trust, Series 2018-1, Class A1 2.95%, 5/15/23	50	50

Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A 3.17%, 3/15/25	50	49

Ford Credit Floorplan Master Owner Trust, Series 2018-3, Class A1 3.52%, 10/15/23	200	200

Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A 4.06%, 11/15/30	100	95

Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A 2.84%, 3/15/24	200	198

Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A 3.06%, 4/15/26	150	144
		887

Automobile – 0.3%

Ally Auto Receivables Trust, Series 2018-3, Class A4 3.12%, 7/17/23	100	102

Ally Auto Receivables Trust, Series 2019-4, Class A3 1.84%, 6/17/24	100	100

Ally Auto Receivables Trust, Series 2019-4, Class A4 1.92%, 1/15/25	100	101

Americredit Automobile Receivables Trust, Series 2016-4, Class D 2.74%, 12/8/22	60	59

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class C 2.97%, 3/20/23	125	125

AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D 3.42%, 4/18/23	100	100

Americredit Automobile Receivables Trust, Series 2018-1, Class B 3.26%, 1/18/24	100	99

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Automobile – 0.3% – continued

Americredit Automobile Receivables Trust, Series 2018-3, Class B 3.58%, 10/18/24	$100	$100

Americredit Automobile Receivables Trust, Series 2018-3, Class C 3.74%, 10/18/24	100	100

Capital One Prime Auto Receivables Trust, Series 2020-1, Class A3 1.60%, 11/15/24	100	98

Capital One Prime Auto Receivables Trust, Series 2020-1, Class A4 1.63%, 8/15/25	100	98

CarMax Auto Owner Trust, Series 2017-4, Class A4 2.33%, 5/15/23	100	100

CarMax Auto Owner Trust, Series 2018-4, Class A3 3.36%, 9/15/23	200	203

CarMax Auto Owner Trust, Series 2019-2, Class A3 2.68%, 3/15/24	200	202

CarMax Auto Owner Trust, Series 2019-2, Class A4 2.77%, 12/16/24	200	201

CarMax Auto Owner Trust, Series 2019-3, Class A3 2.18%, 8/15/24	100	100

CarMax Auto Owner Trust, Series 2019-3, Class A4 2.30%, 4/15/25	100	99

CarMax Auto Owner Trust, Series 2020-1, Class A3 1.89%, 12/16/24	150	150

Fifth Third Auto Trust, Series 2019-1, Class A3 2.64%, 12/15/23	100	100

Ford Credit Auto Lease Trust, Series 2019-B, Class A3 2.22%, 10/15/22	100	100

Ford Credit Auto Lease Trust, Series 2019-B, Class A4 2.27%, 11/15/22	100	100

Ford Credit Auto Owner Trust, Series 2017-C, Class B 2.35%, 4/15/23	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Automobile – 0.3% – continued

Ford Credit Auto Owner Trust, Series 2017-C, Class C 2.50%, 5/15/24	$100	$100

Ford Credit Auto Owner Trust, Series 2019-A, Class A3 2.78%, 9/15/23	125	127

GM Financial Automobile Leasing Trust, Series 2020-1, Class A3 1.67%, 12/20/22	100	98

GM Financial Automobile Leasing Trust, Series 2020-1, Class A4 1.70%, 12/20/23	100	98

GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3 2.97%, 11/16/23	100	101

GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class A3 2.65%, 2/16/24	100	101

GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class A4 2.71%, 8/16/24	100	101

GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3 2.18%, 4/16/24	100	100

GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3 1.75%, 7/16/24	100	101

Honda Auto Receivables Owner Trust, Series 2017-3, Class A4 1.98%, 11/20/23	100	101

Honda Auto Receivables Owner Trust, Series 2018-4, Class A4 3.30%, 7/15/25	100	102

Honda Auto Receivables Owner Trust, Series 2019-1, Class A3 2.83%, 3/20/23	150	152

Honda Auto Receivables Owner Trust, Series 2019-2, Class A3 2.52%, 6/21/23	200	202

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Automobile – 0.3% – continued

Honda Auto Receivables Owner Trust, Series 2019-3, Class A4 1.85%, 8/15/25	$100	$101

Hyundai Auto Receivables Trust, Series 2017-B, Class A4 1.96%, 2/15/23	100	100

Hyundai Auto Receivables Trust, Series 2018-B, Class A3 3.20%, 12/15/22	150	152

Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A3 2.00%, 10/17/22	100	100

Mercedes-Benz Auto Receivables Trust, Series 2019-1, Class A3 1.94%, 3/15/24	100	100

Nissan Auto Lease Trust, Series 2019-A, Class A3 2.76%, 3/15/22	200	201

Nissan Auto Lease Trust, Series 2019-B, Class A3 2.27%, 7/15/22	150	150

Nissan Auto Lease Trust, Series 2019-B, Class A4 2.29%, 4/15/25	100	99

Nissan Auto Receivables Owner Trust, Series 2017-B, Class A4 1.95%, 10/16/23	100	100

Nissan Auto Receivables Owner Trust, Series 2018-C, Class A3 3.22%, 6/15/23	200	204

Nissan Auto Receivables Owner Trust, Series 2019-B, Class A3 2.50%, 11/15/23	100	101

Nissan Auto Receivables Owner Trust, Series 2019-C, Class A4 1.95%, 5/15/26	100	100

Santander Drive Auto Receivables Trust, Series 2018-3, Class D 4.07%, 8/15/24	50	49

Santander Drive Auto Receivables Trust, Series 2019-1, Class C 3.42%, 4/15/25	50	50

Santander Drive Auto Receivables Trust, Series 2019-1, Class D 3.65%, 4/15/25	50	47

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Automobile – 0.3% – continued

Toyota Auto Receivables Owner Trust, Series 2017-D, Class A4 2.12%, 2/15/23	$100	$101

Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3 3.18%, 3/15/23	200	203

Toyota Auto Receivables Owner Trust, Series 2019-B, Class A3 2.57%, 8/15/23	100	101

Toyota Auto Receivables Owner Trust, Series 2019-D, Class A4 1.99%, 2/18/25	100	98

Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3 1.66%, 5/15/24	100	100

USAA Auto Owner Trust, Series 2019-1, Class A4 2.14%, 11/15/24	50	50

Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A3 3.02%, 11/21/22	100	102

World Omni Auto Receivables Trust, Series 2018-D, Class A3 3.33%, 4/15/24	100	103

World Omni Auto Receivables Trust, Series 2019-C, Class A3 1.96%, 12/16/24	100	99

World Omni Auto Receivables Trust, Series 2019-C, Class A4 2.03%, 12/15/25	100	98

World Omni Auto Receivables Trust, Series 2020-A, Class A3 1.70%, 1/17/23	100	98

World Omni Automobile Lease Securitization Trust, Series 2019-B, Class A3 2.03%, 11/15/22	100	99
		6,927

Commercial Mortgage-Backed Securities – 1.3%

Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A4 3.17%, 7/15/49	300	302

BANK, Series 2017-BNK7, Class A5 3.44%, 9/15/60	250	265

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

BANK, Series 2017-BNK9, Class A4 3.54%, 11/15/54	$250	$269

BANK, Series 2018-BN10, Class A5 3.69%, 2/15/61	100	108

BANK, Series 2018-BN11, Class A3 4.05%, 3/15/61	200	221

BANK, Series 2018-BN12, Class A4 4.26%, 5/15/61	300	339

BANK, Series 2018-BN13, Class A5 4.22%, 8/15/61	100	113

BANK, Series 2018-BN14, Class A2 4.13%, 9/15/60	100	106

BANK, Series 2018-BN14, Class A4 4.23%, 9/15/60	200	226

BANK, Series 2018-BN15, Class A4 4.41%, 11/15/61	300	344

BANK, Series 2019-BN18, Class A3 3.33%, 5/15/62	200	212

BANK, Series 2019-BN19, Class A3 3.18%, 8/15/61	300	317

BANK, Series 2019-BN20, Class A3 3.01%, 9/15/62	250	261

BANK, Series 2020-BN25, Class A5 2.65%, 1/15/63	200	202

BANK, Series 2020-BN26, Class A4 2.40%, 3/15/63	400	394

Barclays Commercial Mortgage Trust, Series 2019-C3, Class A4 3.58%, 5/15/52	200	211

Barclays Commercial Mortgage Trust, Series 2019-C4, Class A5 2.92%, 8/15/52	100	101

BBCMS Mortgage Trust, Series 2018-C2, Class A5 4.31%, 12/15/51	150	169

BBCMS Mortgage Trust, Series 2020-C6, Class A4 2.64%, 2/15/53	200	197

BENCHMARK Mortgage Trust, Series 2018-B1, Class A2 3.57%, 1/15/51	250	258

BENCHMARK Mortgage Trust, Series 2018-B2, Class A5 3.88%, 2/15/51	150	164

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

BENCHMARK Mortgage Trust, Series 2018-B3, Class A2 3.85%, 4/10/51	$500	$521

BENCHMARK Mortgage Trust, Series 2018-B3, Class A5 4.03%, 4/10/51	100	111

BENCHMARK Mortgage Trust, Series 2018-B4, Class A2 3.98%, 7/15/51	100	105

BENCHMARK Mortgage Trust, Series 2018-B5, Class A2 4.08%, 7/15/51	100	106

BENCHMARK Mortgage Trust, Series 2018-B5, Class A4 4.21%, 7/15/51	400	447

BENCHMARK Mortgage Trust, Series 2018-B6, Class A2 4.20%, 10/10/51	400	425

BENCHMARK Mortgage Trust, Series 2018-B7, Class A2 4.38%, 5/15/53	300	320

BENCHMARK Mortgage Trust, Series 2018-B7, Class A4 4.51%, 5/15/53	300	343

BENCHMARK Mortgage Trust, Series 2018-B8, Class A5 4.23%, 1/15/52	100	112

BENCHMARK Mortgage Trust, Series 2019-B12, Class A5 3.12%, 8/15/52	125	131

BENCHMARK Mortgage Trust, Series 2020-B16, Class A5 2.73%, 2/15/53	200	204

BENCHMARK Mortgage Trust, Series 2020-B17, Class A5 2.29%, 3/15/53	200	196

BENCHMARK Mortgage Trust, Series 2020-IG1, Class A3 2.69%, 9/15/43	100	102

CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A2 3.31%, 11/15/50	250	257

CD Mortgage Trust, Series 2017-CD4, Class A4 3.51%, 5/10/50	250	270

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

CD Mortgage Trust, Series 2017-CD5, Class A4 3.43%, 8/15/50	$250	$268

CD Mortgage Trust, Series 2017-CD6, Class A5 3.46%, 11/13/50	200	212

CD Mortgage Trust, Series 2018-CD7, Class A4 4.28%, 8/15/51	200	225

CD Mortgage Trust, Series 2019-CD8, Class A4 2.91%, 8/15/57	150	154

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3 3.87%, 1/10/48	300	315

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4 3.28%, 5/10/58	250	256

CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4 3.46%, 8/15/50	250	266

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4 3.02%, 9/10/45	383	389

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4 4.37%, 9/10/46	350	373

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS 4.65%, 9/10/46	100	104

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4 3.64%, 10/10/47	100	103

Citigroup Commercial Mortgage Trust, Series 2015-GC27,Class A5 3.14%, 2/10/48	200	203

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5 3.72%, 9/15/48	200	209

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4 3.21%, 5/10/49	250	262

Citigroup Commercial Mortgage Trust, Series 2016-C3,Class A4 3.15%, 11/15/49	150	152

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5 3.62%, 2/10/49	$300	$319

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4 3.31%, 4/10/49	250	256

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4 3.33%, 4/15/49	250	256

Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4 3.47%, 9/15/50	250	261

Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A4 4.01%, 3/10/51	100	111

Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4 4.23%, 6/10/51	200	222

Citigroup Commercial Mortgage Trust, Series 2018-C6, Class A4 4.41%, 11/10/51	200	222

Commercial Mortgage Trust, Series 2012-CR2, Class A4 3.15%, 8/15/45	335	341

Commercial Mortgage Trust, Series 2013-CR10, Class A4 4.21%, 8/10/46	100	106

Commercial Mortgage Trust, Series 2013-CR12, Class A4 4.05%, 10/10/46	300	317

Commercial Mortgage Trust, Series 2013-CR9, Class A4 4.22%, 7/10/45 (1)(2)	200	209

Commercial Mortgage Trust, Series 2013-LC6, Class A4 2.94%, 1/10/46	121	122

Commercial Mortgage Trust, Series 2014-CR14, Class A3 3.96%, 2/10/47	420	443

Commercial Mortgage Trust, Series 2014-CR19, Class A5 3.80%, 8/10/47	300	316

Commercial Mortgage Trust, Series 2014-UBS5, Class A4 3.84%, 9/10/47	500	523

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

Commercial Mortgage Trust, Series 2014-UBS6, Class A5 3.64%, 12/10/47	$250	$259

Commercial Mortgage Trust, Series 2015-CR24, Class A5 3.70%, 8/10/48	500	534

Commercial Mortgage Trust, Series 2015-DC1, Class A5 3.35%, 2/10/48	200	205

Commercial Mortgage Trust, Series 2015-LC19, Class A4 3.18%, 2/10/48	500	519

Commercial Mortgage Trust, Series 2015-PC1, Class A5 3.90%, 7/10/50	200	210

Commercial Mortgage Trust, Series 2018-COR3, Class A3 4.23%, 5/10/51	200	217

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4 3.51%, 4/15/50	225	233

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.72%, 8/15/48	500	524

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5 3.09%, 1/15/49	100	100

CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5 3.50%, 11/15/49	200	205

CSAIL Commercial Mortgage Trust, Series 2018-C14, Class A4 4.42%, 11/15/51	300	328

CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5 4.03%, 4/15/51	100	106

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3 2.56%, 3/15/53	200	197

DBJPM Mortgage Trust, Series 2017-C6, Class A5 3.33%, 6/10/50	250	267

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5 2.94%, 2/10/46	100	102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

GS Mortgage Securities Trust, Series 2012-GCJ9, Class A3 2.77%, 11/10/45	$171	$174

GS Mortgage Securities Trust, Series 2013-GC12, Class A4 3.14%, 6/10/46	100	102

GS Mortgage Securities Trust, Series 2013-GC13, Class A5 4.05%, 7/10/46 (1)(2)	200	212

GS Mortgage Securities Trust, Series 2013-GC14, Class A5 4.24%, 8/10/46	150	157

GS Mortgage Securities Trust, Series 2014-GC20, Class A5 4.00%, 4/10/47	100	106

GS Mortgage Securities Trust, Series 2014-GC24, Class A5 3.93%, 9/10/47	300	314

GS Mortgage Securities Trust, Series 2014-GC26, Class A5 3.63%, 11/10/47	250	264

GS Mortgage Securities Trust, Series 2015-GC30, Class A4 3.38%, 5/10/50	200	205

GS Mortgage Securities Trust, Series 2016-GS2, Class A4 3.05%, 5/10/49	100	101

GS Mortgage Securities Trust, Series 2016-GS3, Class A4 2.85%, 10/10/49	200	201

GS Mortgage Securities Trust, Series 2017-GS7, Class A4 3.43%, 8/10/50	250	258

GS Mortgage Securities Trust, Series 2017-GS8, Class A4 3.47%, 11/10/50	200	213

GS Mortgage Securities Trust, Series 2018-GS9, Class A4 3.99%, 3/10/51	150	161

GS Mortgage Securities Trust, Series 2019-GC40, Class A4 3.16%, 7/10/52	150	158

GS Mortgage Securities Trust, Series 2020-GC45, Class A5 2.91%, 2/13/53	300	309

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS 3.37%, 12/15/47	$50	$50

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A4 4.00%, 4/15/47	500	530

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5 3.80%, 7/15/47	500	528

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A5 3.64%, 11/15/47	200	211

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C25, Class A5 3.67%, 11/15/47	150	158

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C30, Class A5 3.82%, 7/15/48	200	214

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C2, Class A4 3.14%, 6/15/49	100	105

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-C4, Class A3 3.14%, 12/15/49	150	158

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.87%, 8/15/49	200	204

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS 3.14%, 8/15/49	100	98

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	300	325

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-C7, Class A5 3.41%, 10/15/50	$200	$212

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5 3.72%, 3/15/50	350	377

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5 3.45%, 9/15/50	100	106

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-C8, Class A2 4.03%, 6/15/51	500	524

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4 3.39%, 6/13/52	200	208

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4 4.15%, 8/15/46 (1)(2)	200	209

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	200	202

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5 4.06%, 2/15/47	200	209

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5 3.53%, 10/15/48	100	103

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4 3.33%, 5/15/49	250	256

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5 2.86%, 9/15/49	250	250

Morgan Stanley Capital I Trust, Series 2018-H3, Class A5 4.18%, 7/15/51	150	165

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

Morgan Stanley Capital I Trust, Series 2018-H4, Class A4 4.31%, 12/15/51	$100	$114

Morgan Stanley Capital I Trust, Series 2018-L1, Class A4 4.41%, 10/15/51	200	228

Morgan Stanley Capital I Trust, Series 2019-H7, Class A4 3.26%, 7/15/52	250	265

Morgan Stanley Capital I Trust, Series 2020-L4, Class A3 2.70%, 2/15/53	200	201

Morgan Stanley Capital I, Series 2017-HR2, Class A4 3.59%, 12/15/50	200	217

UBS Commercial Mortgage Trust, Series 2017-C1,Class A4 3.46%, 6/15/50	250	268

UBS Commercial Mortgage Trust, Series 2017-C2, Class A4 3.49%, 8/15/50	250	259

UBS Commercial Mortgage Trust, Series 2017-C3, Class A4 3.43%, 8/15/50	175	181

UBS Commercial Mortgage Trust, Series 2017-C6, Class A5 3.58%, 12/15/50	100	106

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4 3.68%, 12/15/50	150	158

UBS Commercial Mortgage Trust, Series 2018-C10, Class A4 4.31%, 5/15/51	200	220

UBS Commercial Mortgage Trust, Series 2018-C11, Class A5 4.24%, 6/15/51	150	168

UBS Commercial Mortgage Trust, Series 2018-C13, Class A4 4.33%, 10/15/51	200	227

UBS Commercial Mortgage Trust, Series 2018-C14, Class A4 4.45%, 12/15/51	100	117

UBS Commercial Mortgage Trust, Series 2018-C8, Class A4 3.98%, 2/15/51	150	157

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

UBS Commercial Mortgage Trust, Series 2018-C9, Class A4 4.12%, 3/15/51	$100	$111

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4 3.24%, 4/10/46	250	254

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3 2.92%, 10/15/45	132	135

Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4 4.22%, 7/15/46	100	104

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4 3.17%, 2/15/48	100	102

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4 3.66%, 9/15/58	250	260

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.18%, 4/15/50	200	203

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5 3.77%, 7/15/58	300	313

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4 3.72%, 12/15/48	300	314

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4 3.56%, 1/15/59	200	207

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4 3.43%, 3/15/59	250	258

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4 2.93%, 7/15/48	100	100

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4 3.07%, 11/15/59	250	253

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4 2.94%, 10/15/49	200	206

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4 2.92%, 11/15/49	150	150

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Commercial Mortgage-Backed Securities – 1.3% – continued

Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5 3.42%, 9/15/50	$250	$260

Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A4 3.58%, 10/15/50	100	105

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class A4 3.59%, 12/15/50	100	105

Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4 4.01%, 3/15/51	150	165

Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5 4.21%, 5/15/51	155	172

Wells Fargo Commercial Mortgage Trust, Series 2018-C48, Class A5 4.30%, 1/15/52	100	109

Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class A5 3.73%, 5/15/52	200	212

Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class A5 2.73%, 2/15/53	100	100

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class AS 3.56%, 3/15/48	50	51

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class ASB 2.84%, 3/15/48	251	253

WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4 3.00%, 5/15/45	500	503

WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5 3.34%, 6/15/46	150	152

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5 4.42%, 9/15/46	250	263

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5 3.63%, 11/15/47	250	259

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.05%, 3/15/47	100	107
		36,959

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Credit Card – 0.2%

American Express Credit Account Master Trust, Series 2017-7, Class A 2.35%, 5/15/25	$100	$102

American Express Credit Account Master Trust, Series 2018-2, Class A 3.01%, 10/15/25	150	156

American Express Credit Account Master Trust, Series 2018-4, Class A 2.99%, 12/15/23	250	254

American Express Credit Account Master Trust, Series 2018-6, Class A 3.06%, 2/15/24	200	204

American Express Credit Account Master Trust, Series 2019-1, Class A 2.87%, 10/15/24	250	258

BA Credit Card Trust, Series 2018-A2, Class A2 3.00%, 9/15/23	250	254

BA Credit Card Trust, Series 2018-A3, Class A3 3.10%, 12/15/23	200	204

BA Credit Card Trust, Series 2019-A1, Class A1 1.74%, 1/15/25	200	202

Barclays Dryrock Issuance Trust, Series 2019-1, Class A 1.96%, 5/15/25	100	99

Capital One Multi-Asset Execution Trust, Series 2016-A5, Class A5 1.66%, 6/17/24	100	100

Capital One Multi-Asset Execution Trust, Series 2017-A3, Class A3 2.43%, 1/15/25	200	202

Capital One Multi-Asset Execution Trust, Series 2017-A6, Class A6 2.29%, 7/15/25	200	197

Capital One Multi-Asset Execution Trust, Series 2018-A1, Class A1 3.01%, 2/15/24	200	202

Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1 2.84%, 12/15/24	250	257

Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2 1.72%, 8/15/24	200	202

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Credit Card – 0.2% – continued

Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3 2.06%, 8/15/28	$200	$200

Chase Issuance Trust, Series 2012-A7, Class A7 2.16%, 9/15/24	200	204

Chase Issuance Trust, Series 2014-A2, Class A2 2.77%, 3/15/23	150	152

Chase Issuance Trust, Series 2020-A1, Class A1 1.53%, 1/15/25	200	201

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3 6.15%, 6/15/39	150	193

Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2 2.19%, 11/20/23	100	102

Citibank Credit Card Issuance Trust, Series 2018-A3, Class A3 3.29%, 5/23/25	100	103

Citibank Credit Card Issuance Trust, Series 2018-A6, Class A6 3.21%, 12/7/24	150	157

Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7 3.96%, 10/13/30	200	234

Discover Card Execution Note Trust, Series 2017-A2, Class A2 2.39%, 7/15/24	150	152

Discover Card Execution Note Trust, Series 2018-A1, Class A1 3.03%, 8/15/25	200	205

Discover Card Execution Note Trust, Series 2018-A4, Class A4 3.11%, 1/16/24	200	204

Discover Card Execution Note Trust, Series 2019-A1, Class A1 3.04%, 7/15/24	200	206

Synchrony Card Funding LLC, Series 2019-A1, Class A 2.95%, 3/15/25	200	202

Synchrony Card Funding LLC, Series 2019-A2, Class A 2.34%, 6/15/25	200	197

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.8% – continued

Credit Card – 0.2% – continued

Synchrony Card Issuance Trust, Series 2018-A1, Class A 3.38%, 9/15/24	$200	$200

Synchrony Credit Card Master Note Trust, Series 2016-2, Class A 2.21%, 5/15/24	100	100

Synchrony Credit Card Master Note Trust, Series 2017-2, Class A 2.62%, 10/15/25	100	101

Synchrony Credit Card Master Note Trust, Series 2018-1, Class A 2.97%, 3/15/24	100	100

Synchrony Credit Card Master Note Trust, Series 2018-2, Class A 3.47%, 5/15/26	100	103

World Financial Network Credit Card Master Trust, Series 2016-A, Class A 2.03%, 4/15/25	100	99

World Financial Network Credit Card Master Trust, Series 2019-A, Class A 3.14%, 12/15/25	125	126

World Financial Network Credit Card Master Trust, Series 2019-C, Class A 2.21%, 7/15/26	100	96
		6,530

Other – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3 2.84%, 3/1/26	100	98

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3 4.24%, 8/15/23	58	60

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3 3.03%, 10/15/25	150	152

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3 4.38%, 11/1/23	59	60

PSNH Funding LLC 3, Series 2018-1, Class A3 3.81%, 2/1/35	100	97
		467
Total Asset-Backed Securities
(Cost $50,614)		51,770

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc., 4.20%, 4/15/24	$150	$152

Omnicom Group, Inc./Omnicom Capital, Inc., 3.63%, 5/1/22	156	159
3.60%, 4/15/26	340	339
		650

Aerospace & Defense – 0.5%

Boeing (The) Co., 7.95%, 8/15/24	1,400	1,583
2.85%, 10/30/24	110	100
2.25%, 6/15/26	250	220
6.13%, 2/15/33	135	148
3.30%, 3/1/35	55	48
6.63%, 2/15/38	100	109
5.88%, 2/15/40	75	73
3.50%, 3/1/45	500	424

General Dynamics Corp., 2.25%, 11/15/22	500	503
2.13%, 8/15/26	350	350
3.60%, 11/15/42	155	165

L3Harris Technologies, Inc., 4.40%, 6/15/28	449	478

Lockheed Martin Corp., 3.55%, 1/15/26	600	643
3.60%, 3/1/35	135	148
4.07%, 12/15/42	868	1,002
3.80%, 3/1/45	230	250
4.09%, 9/15/52	20	24

Northrop Grumman Corp., 3.25%, 1/15/28	1,000	1,039
5.05%, 11/15/40	250	308
4.75%, 6/1/43	250	300
4.03%, 10/15/47	60	69

Precision Castparts Corp., 2.50%, 1/15/23	500	503
3.90%, 1/15/43	100	108
4.38%, 6/15/45	350	390

Raytheon Co., 4.70%, 12/15/41	100	117

Rockwell Collins, Inc., 3.50%, 3/15/27	500	517

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Aerospace & Defense – 0.5% – continued

United Technologies Corp., 4.13%, 11/16/28	$750	$823
7.50%, 9/15/29	100	141
6.05%, 6/1/36	600	796
6.13%, 7/15/38	175	251
5.70%, 4/15/40	500	640
4.50%, 6/1/42	450	520
3.75%, 11/1/46	750	785
		13,575

Airlines – 0.1%

Southwest Airlines Co. Pass Through Trust, Series 2007-1, 6.15%, 8/1/22	171	176

United Airlines Pass Through Trust, Series 2019-1, Class AA, 4.15%, 8/25/31	1,778	1,844
		2,020

Apparel & Textile Products – 0.0%

NIKE, Inc., 2.38%, 11/1/26	250	254
3.63%, 5/1/43	75	82
3.38%, 11/1/46	500	519
		855

Auto Parts Manufacturing – 0.0%

Aptiv Corp., 4.15%, 3/15/24	300	295

BorgWarner, Inc., 4.38%, 3/15/45	170	167
		462

Automobiles Manufacturing – 0.3%

American Honda Finance Corp., 1.65%, 7/12/21	400	395
1.70%, 9/9/21	500	492
2.60%, 11/16/22	125	124
3.63%, 10/10/23	500	508

Daimler Finance North America LLC, 8.50%, 1/18/31	175	237

Ford Motor Co., 4.75%, 1/15/43	254	144

General Motors Co., 5.00%, 4/1/35	500	375
6.25%, 10/2/43	550	434

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Automobiles Manufacturing – 0.3% – continued
6.75%, 4/1/46	$145	$116
5.40%, 4/1/48	267	195

General Motors Financial Co., Inc., 4.20%, 3/1/21	1,245	1,198
3.20%, 7/6/21	485	462
3.45%, 4/10/22	50	47
3.70%, 5/9/23	1,050	945
4.00%, 10/6/26	750	637
5.65%, 1/17/29	150	130

Harley-Davidson, Inc., 4.63%, 7/28/45	670	623

Toyota Motor Credit Corp., 1.90%, 4/8/21	160	159
2.70%, 1/11/23	625	629
2.25%, 10/18/23	545	534
		8,384

Banks – 1.0%

Bank of America N.A., 6.00%, 10/15/36	250	333

Citibank N.A., 3.40%, 7/23/21	250	255

Citizens Bank N.A., 2.55%, 5/13/21	250	250

Citizens Financial Group, Inc., 4.30%, 12/3/25	250	262

Discover Bank, 3.20%, 8/9/21	250	247
2.70%, 2/6/30	250	216

Fifth Third Bancorp, 3.65%, 1/25/24	570	593
8.25%, 3/1/38	275	363

Fifth Third Bank, 2.25%, 6/14/21	200	200
2.88%, 10/1/21	250	252

HSBC Bank USA N.A., 7.00%, 1/15/39	350	456

HSBC USA, Inc., 3.50%, 6/23/24	1,000	1,006

Huntington Bancshares, Inc., 3.15%, 3/14/21	500	501

Huntington National Bank (The), 3.55%, 10/6/23	1,000	1,037

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Banks – 1.0% – continued

KeyBank N.A., 3.30%, 6/1/25	$250	$260

M&T Bank Corp., 3.55%, 7/26/23	100	105

MUFG Americas Holdings Corp., 3.50%, 6/18/22	150	153

PNC Bank N.A., 2.63%, 2/17/22	750	758
2.70%, 11/1/22	750	758
2.95%, 1/30/23	500	507
3.80%, 7/25/23	1,000	1,056

PNC Financial Services Group (The), Inc., 3.30%, 3/8/22	150	152
2.85%, 11/9/22	100	102
3.15%, 5/19/27	1,000	1,047

Regions Financial Corp., 2.75%, 8/14/22	250	247

Synchrony Bank, 3.00%, 6/15/22	250	248

Truist Bank, 3.00%, 2/2/23	1,361	1,394
2.75%, 5/1/23	350	356
3.63%, 9/16/25	250	260
4.05%, 11/3/25	600	621
3.80%, 10/30/26	250	263

Truist Financial Corp., 2.75%, 4/1/22	150	151
2.85%, 10/26/24	1,000	1,011

US Bancorp, 4.13%, 5/24/21	125	128
2.63%, 1/24/22	115	117
3.00%, 3/15/22	75	77
2.95%, 7/15/22	1,700	1,718
3.60%, 9/11/24	350	359
2.38%, 7/22/26	1,000	986

US Bank N.A., 2.80%, 1/27/25	250	258

Wells Fargo & Co., 4.60%, 4/1/21	425	434
2.10%, 7/26/21	250	249
3.50%, 3/8/22	1,020	1,040
3.07%, 1/24/23	480	485
3.45%, 2/13/23	125	128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Banks – 1.0% – continued
4.13%, 8/15/23	$200	$206
3.30%, 9/9/24	1,095	1,140
3.00%, 2/19/25	655	668
3.00%, 4/22/26	1,365	1,389
3.00%, 10/23/26	600	613
4.30%, 7/22/27	110	117
(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 5/22/28 (3)	585	595
5.38%, 2/7/35	425	501
3.90%, 5/1/45	950	1,035
4.40%, 6/14/46	850	913

Wells Fargo Bank N.A., 5.85%, 2/1/37	250	317
6.60%, 1/15/38	300	410

Wells Fargo Capital X, 5.95%, 12/15/36	100	125
		29,428

Biotechnology – 0.2%

Amgen, Inc., 3.88%, 11/15/21	207	251
2.70%, 5/1/22	1,000	1,024
3.20%, 11/2/27	250	269
6.40%, 2/1/39	200	278
5.75%, 3/15/40	935	1,310
5.15%, 11/15/41	250	262
5.65%, 6/15/42	100	141
4.40%, 5/1/45	250	293

Baxalta, Inc., 4.00%, 6/23/25	225	236
5.25%, 6/23/45	187	235

Biogen, Inc., 4.05%, 9/15/25	95	100
5.20%, 9/15/45	100	129

Gilead Sciences, Inc., 3.25%, 9/1/22	145	148
3.50%, 2/1/25	250	264
4.60%, 9/1/35	1,000	1,239
4.80%, 4/1/44	245	314
4.50%, 2/1/45	150	182
4.15%, 3/1/47	195	238
		6,913

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25	$625	$664
3.75%, 2/15/28	1,790	1,798
4.20%, 3/15/28	740	757
5.05%, 3/30/29	305	330
4.80%, 3/1/50	500	520

Comcast Corp., 3.38%, 2/15/25	145	154
2.35%, 1/15/27	570	566
3.30%, 2/1/27	1,335	1,412
7.05%, 3/15/33	140	197
5.65%, 6/15/35	1,005	1,345
4.75%, 3/1/44	385	489
4.60%, 8/15/45	380	484
4.70%, 10/15/48	84	109
4.00%, 11/1/49	30	35
4.05%, 11/1/52	694	826
4.95%, 10/15/58	930	1,259

TCI Communications, Inc., 7.88%, 2/15/26	755	970

Time Warner Cable LLC, 6.55%, 5/1/37	68	76
7.30%, 7/1/38	705	865
6.75%, 6/15/39	130	147
5.50%, 9/1/41	75	78

Time Warner Entertainment Co. L.P., 8.38%, 7/15/33	260	358
		13,439

Chemicals – 0.3%

3M Co., 2.75%, 3/1/22	111	112
3.25%, 2/14/24	456	483
3.38%, 3/1/29	500	534

Air Products & Chemicals, Inc., 3.00%, 11/3/21	300	304
2.75%, 2/3/23	250	253

Airgas, Inc., 2.90%, 11/15/22	150	156
3.65%, 7/15/24	70	77

Dow Chemical (The) Co., 4.55%, 11/30/25	55	57

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Chemicals – 0.3% – continued
7.38%, 11/1/29	$100	$126
4.25%, 10/1/34	670	659
9.40%, 5/15/39	300	451
5.25%, 11/15/41	400	404

DuPont de Nemours, Inc., 4.73%, 11/15/28	580	636
5.32%, 11/15/38	208	234

Eastman Chemical Co., 4.80%, 9/1/42	200	228
4.65%, 10/15/44	100	107

Ecolab, Inc., 4.35%, 12/8/21	204	202
3.25%, 1/14/23	65	65
2.70%, 11/1/26	70	71
5.50%, 12/8/41	455	523

International Flavors & Fragrances, Inc., 5.00%, 9/26/48	67	68

Lubrizol (The) Corp., 6.50%, 10/1/34	50	76

Mosaic (The) Co., 3.25%, 11/15/22	36	35
5.45%, 11/15/33	250	242
4.88%, 11/15/41	100	81

PPG Industries, Inc., 3.20%, 3/15/23	500	513

Praxair, Inc., 4.05%, 3/15/21	100	102
2.45%, 2/15/22	422	424
2.20%, 8/15/22	150	151
2.70%, 2/21/23	250	253

RPM International, Inc., 3.75%, 3/15/27	100	98

Sherwin-Williams (The) Co., 3.45%, 6/1/27	205	210
2.95%, 8/15/29	795	780
4.55%, 8/1/45	30	33

Westlake Chemical Corp., 3.60%, 7/15/22	65	68
3.60%, 8/15/26	950	865
		9,681

Commercial Finance – 0.1%

Air Lease Corp., 3.50%, 1/15/22	214	193

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Commercial Finance – 0.1% – continued
2.75%, 1/15/23	$125	$105
3.00%, 9/15/23	245	197
4.25%, 9/15/24	485	409
3.25%, 3/1/25	145	114
4.63%, 10/1/28	255	207
3.25%, 10/1/29	500	401

GATX Corp., 3.50%, 3/15/28	500	502
5.20%, 3/15/44	35	38

International Lease Finance Corp., 5.88%, 8/15/22	250	230
		2,396

Communications Equipment – 0.5%

Apple, Inc., 2.10%, 9/12/22	665	675
2.40%, 5/3/23	5	5
3.00%, 2/9/24	1,320	1,390
2.85%, 5/11/24	1,570	1,668
2.75%, 1/13/25	1,265	1,334
2.50%, 2/9/25	55	58
2.45%, 8/4/26	225	236
3.35%, 2/9/27	370	403
3.20%, 5/11/27	540	584
2.90%, 9/12/27	1,625	1,734
3.00%, 11/13/27	1,000	1,072
3.85%, 5/4/43	230	273
4.45%, 5/6/44	75	96
3.45%, 2/9/45	55	62
4.38%, 5/13/45	195	248
4.65%, 2/23/46	250	332
3.75%, 9/12/47	150	184
3.75%, 11/13/47	25	30
2.95%, 9/11/49	500	532

Cisco Systems, Inc., 1.85%, 9/20/21	1,190	1,198
2.20%, 9/20/23	750	789
2.95%, 2/28/26	375	399
5.90%, 2/15/39	690	991

Corning, Inc., 5.75%, 8/15/40	170	198

Juniper Networks, Inc., 5.95%, 3/15/41	100	97
		14,588

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Construction Materials Manufacturing – 0.0%

Martin Marietta Materials, Inc., 3.45%, 6/1/27	$500	$511

Owens Corning, 3.40%, 8/15/26	400	373
		884

Consumer Finance – 0.5%

American Express Co., 2.50%, 8/1/22	325	327
2.65%, 12/2/22	632	639
3.70%, 8/3/23	500	519
3.00%, 10/30/24	220	225
3.63%, 12/5/24	1,125	1,158
3.13%, 5/20/26	500	518

American Express Credit Corp., 2.25%, 5/5/21	1,180	1,183

Capital One Financial Corp., 4.75%, 7/15/21	131	135
3.20%, 1/30/23	400	395
3.75%, 4/24/24	1,000	1,006
3.30%, 10/30/24	1,050	1,027
3.75%, 7/28/26	505	472
3.75%, 3/9/27	250	240

Discover Financial Services, 4.50%, 1/30/26	500	510

Fiserv, Inc., 3.85%, 6/1/25	45	47
3.50%, 7/1/29	1,500	1,560
4.40%, 7/1/49	500	529

Mastercard, Inc., 2.00%, 11/21/21	130	131
3.80%, 11/21/46	500	575

Synchrony Financial, 4.25%, 8/15/24	570	549
3.95%, 12/1/27	635	564

Visa, Inc., 3.15%, 12/14/25	1,250	1,361
4.15%, 12/14/35	1,000	1,251
3.65%, 9/15/47	125	142

Western Union (The) Co., 6.20%, 6/21/40	120	117
		15,180

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Consumer Products – 0.2%

Church & Dwight Co., Inc., 3.95%, 8/1/47	$100	$90

Clorox (The) Co., 3.05%, 9/15/22	250	259

Colgate-Palmolive Co., 2.25%, 11/15/22	1,150	1,146
1.95%, 2/1/23	250	254
2.10%, 5/1/23	250	254

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	50
6.00%, 5/15/37	100	127
4.38%, 6/15/45	150	168
4.15%, 3/15/47	70	75

Kimberly-Clark Corp., 2.40%, 3/1/22	50	50
6.63%, 8/1/37	350	511
3.70%, 6/1/43	100	109
3.20%, 7/30/46	125	116

Procter & Gamble (The) Co., 2.30%, 2/6/22	215	220
3.10%, 8/15/23	250	265
3.50%, 10/25/47	355	383

Unilever Capital Corp., 2.00%, 7/28/26	1,000	997
5.90%, 11/15/32	125	164
		5,238

Consumer Services – 0.0%

Cintas Corp. No. 2, 2.90%, 4/1/22	85	85

Containers & Packaging – 0.1%

International Paper Co., 3.65%, 6/15/24	250	252
3.00%, 2/15/27	1,000	1,028
7.30%, 11/15/39	45	58
6.00%, 11/15/41	480	617
5.15%, 5/15/46	250	259

Packaging Corp. of America, 4.50%, 11/1/23	100	108
3.65%, 9/15/24	250	268

Sonoco Products Co., 4.38%, 11/1/21	25	26
5.75%, 11/1/40	150	200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Containers & Packaging – 0.1% – continued

WestRock MWV LLC, 7.95%, 2/15/31	$100	$136

WRKCo, Inc., 4.90%, 3/15/29	350	376
		3,328

Department Stores – 0.0%

Kohl’s Corp., 3.25%, 2/1/23	100	90
4.75%, 12/15/23	69	61

Macy’s Retail Holdings, Inc., 3.88%, 1/15/22	17	12
2.88%, 2/15/23	86	62
5.13%, 1/15/42	5	3

Nordstrom, Inc., 4.00%, 10/15/21	150	145
7.00%, 1/15/38	26	23
		396

Design, Manufacturing & Distribution – 0.0%

Arrow Electronics, Inc., 3.88%, 1/12/28	250	233

Diversified Banks – 1.4%

Bank of America Corp., 5.00%, 5/13/21	400	411
5.70%, 1/24/22	1,000	1,045
4.10%, 7/24/23	100	107
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23 (3)	1,379	1,407
4.13%, 1/22/24	100	106
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 3/5/24 (3)	250	260
4.00%, 4/1/24	165	175
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 7/23/24 (3)	1,000	1,046
4.20%, 8/26/24	280	298
4.00%, 1/22/25	1,595	1,679
3.95%, 4/21/25	1,375	1,446
(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 1/23/26 (3)	1,000	1,048
(Variable, ICE LIBOR USD 3M + 0.64%), 2.02%, 2/13/26 (3)	760	744
4.45%, 3/3/26	500	539
4.25%, 10/22/26	100	106
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28 (3)	1,200	1,238

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Diversified Banks – 1.4% – continued
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 7/23/29 (3)	$1,000	$1,081
6.11%, 1/29/37	150	193
7.75%, 5/14/38	275	406
5.00%, 1/21/44	955	1,213
(Variable, ICE LIBOR USD 3M + 1.99%), 4.44%, 1/20/48 (3)	500	560
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 3/15/50 (3)	500	590

Citigroup, Inc., 4.50%, 1/14/22	735	763
4.05%, 7/30/22	90	91
3.38%, 3/1/23	150	153
3.88%, 10/25/23	200	206
3.75%, 6/16/24	909	920
3.88%, 3/26/25	1,730	1,754
5.50%, 9/13/25	350	383
4.60%, 3/9/26	205	217
3.20%, 10/21/26	505	523
4.30%, 11/20/26	825	863
4.45%, 9/29/27	170	178
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 7/24/28 (3)	710	735
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28 (3)	750	750
6.63%, 6/15/32	100	120
6.00%, 10/31/33	350	403
6.13%, 8/25/36	125	148
8.13%, 7/15/39	680	1,067
5.88%, 1/30/42	30	38
4.75%, 5/18/46	1,530	1,712

JPMorgan Chase & Co., 4.63%, 5/10/21	250	257
2.40%, 6/7/21	500	501
4.35%, 8/15/21	1,865	1,913
3.25%, 9/23/22	210	217
3.63%, 5/13/24	500	521
3.88%, 9/10/24	2,250	2,373
3.90%, 7/15/25	755	804
7.75%, 7/15/25	54	66
3.20%, 6/15/26	500	519
8.00%, 4/29/27	750	957
3.63%, 12/1/27	1,250	1,316

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Diversified Banks – 1.4% – continued
(Variable, ICE LIBOR USD 3M + 1.34%), 3.78%, 2/1/28 (3)	$500	$529
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 1/23/29 (3)	500	515
6.40%, 5/15/38	1,054	1,508
5.60%, 7/15/41	405	538
5.40%, 1/6/42	100	132
5.63%, 8/16/43	150	194
4.85%, 2/1/44	215	257
4.95%, 6/1/45	500	626
(Variable, ICE LIBOR USD 3M + 1.58%), 4.26%, 2/22/48 (3)	285	330
(Variable, ICE LIBOR USD 3M + 1.38%), 3.96%, 11/15/48 (3)	740	856
		41,651

Educational Services – 0.0%

California Institute of Technology, 4.70%, 11/1/11 (4)	110	143

Johns Hopkins University, 4.08%, 7/1/53	100	120

Massachusetts Institute of Technology, 5.60%, 7/1/11 (4)	190	310
4.68%, 7/1/14 (5)	15	21
3.89%, 7/1/16 (6)	300	345

Northwestern University, 4.64%, 12/1/44	50	60

University of Pennsylvania, 4.67%, 9/1/12 (7)	100	144
		1,143

Electrical Equipment Manufacturing – 0.2%

ABB Finance USA, Inc., 4.38%, 5/8/42	250	255

Emerson Electric Co., 2.63%, 12/1/21	310	317

General Electric Co., 2.70%, 10/9/22	580	563
3.10%, 1/9/23	500	504
3.45%, 5/15/24	520	514
6.75%, 3/15/32	150	178
6.15%, 8/7/37	150	171
5.88%, 1/14/38	400	461
6.88%, 1/10/39	300	371

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Electrical Equipment Manufacturing – 0.2% – continued

Honeywell International, Inc., 3.35%, 12/1/23	$260	$275
2.50%, 11/1/26	780	791
3.81%, 11/21/47	125	137

Rockwell Automation, Inc., 6.25%, 12/1/37	150	162
4.20%, 3/1/49	100	110

Roper Technologies, Inc., 3.85%, 12/15/25	220	249
3.80%, 12/15/26	235	242
		5,300

Entertainment Content – 0.2%

ViacomCBS, Inc., 3.88%, 4/1/24	245	240
3.70%, 8/15/24	825	805
4.38%, 3/15/43	490	434
5.85%, 9/1/43	300	307
5.25%, 4/1/44	30	32

Walt Disney (The) Co., 2.55%, 2/15/22	295	299
2.45%, 3/4/22	555	561
3.70%, 9/15/24	915	980
6.40%, 12/15/35	31	43
4.13%, 12/1/41	105	123
3.70%, 12/1/42	395	444
4.95%, 10/15/45	500	647
2.75%, 9/1/49	1,000	984
		5,899

Exploration & Production – 0.2%

Apache Corp., 3.25%, 4/15/22	73	55
5.10%, 9/1/40	775	342
5.25%, 2/1/42	115	52

Burlington Resources LLC, 5.95%, 10/15/36	125	140

Cimarex Energy Co., 4.38%, 3/15/29	200	134

CNOOC Finance 2015 USA LLC, 3.75%, 5/2/23	500	523

ConocoPhillips, 5.90%, 5/15/38	280	321

ConocoPhillips Co., 4.95%, 3/15/26	120	128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Exploration & Production – 0.2% – continued

ConocoPhillips Holding Co., 6.95%, 4/15/29	$465	$572

Devon Energy Corp., 5.85%, 12/15/25	660	522

EOG Resources, Inc., 2.63%, 3/15/23	670	651
3.15%, 4/1/25	145	142

Hess Corp., 7.13%, 3/15/33	690	555

Marathon Oil Corp., 2.80%, 11/1/22	260	199
6.80%, 3/15/32	175	128
5.20%, 6/1/45	1,000	633

Occidental Petroleum Corp., 2.70%, 2/15/23	725	429
6.20%, 3/15/40	235	106
4.40%, 4/15/46	65	28
4.10%, 2/15/47	65	27

Ovintiv, Inc., 6.63%, 8/15/37	180	78

Pioneer Natural Resources Co., 3.95%, 7/15/22	85	82
7.20%, 1/15/28	100	97
		5,944

Financial Services – 1.0%

Ameriprise Financial, Inc., 4.00%, 10/15/23	250	265
3.70%, 10/15/24	500	519
2.88%, 9/15/26	435	425

Bank of New York Mellon (The) Corp., 2.05%, 5/3/21	500	502
3.55%, 9/23/21	1,455	1,492
2.20%, 8/16/23	285	286
3.25%, 5/16/27	500	522
(Variable, ICE LIBOR USD 3M + 1.07%), 3.44%, 2/7/28 (3)	1,000	1,013

BlackRock, Inc., 4.25%, 5/24/21	280	287
3.50%, 3/18/24	250	269
3.25%, 4/30/29	218	228

Charles Schwab (The) Corp., 2.65%, 1/25/23	175	178
3.45%, 2/13/26	280	290

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Financial Services – 1.0% – continued
3.20%, 3/2/27	$500	$494

CME Group, Inc., 3.75%, 6/15/28	300	335
5.30%, 9/15/43	125	168

Goldman Sachs Group (The), Inc., 5.75%, 1/24/22	360	381
3.63%, 1/22/23	325	334
3.50%, 1/23/25	55	56
3.75%, 5/22/25	2,690	2,785
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 9/29/25 (3)	500	508
3.75%, 2/25/26	2,575	2,660
3.50%, 11/16/26	500	507
5.95%, 1/15/27	80	91
3.85%, 1/26/27	195	201
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 6/5/28 (3)	1,000	1,027
6.75%, 10/1/37	615	814
(Variable, ICE LIBOR USD 3M + 1.43%), 4.41%, 4/23/39 (3)	1,020	1,067
6.25%, 2/1/41	300	404
4.80%, 7/8/44	350	392

Intercontinental Exchange, Inc., 2.35%, 9/15/22	500	504

Jefferies Group LLC, 5.13%, 1/20/23	315	321

Legg Mason, Inc., 5.63%, 1/15/44	269	286

Main Street Capital Corp., 5.20%, 5/1/24	165	156

Morgan Stanley, 2.50%, 4/21/21	430	431
2.63%, 11/17/21	945	949
4.10%, 5/22/23	580	592
3.88%, 4/29/24	680	714
3.70%, 10/23/24	310	325
3.13%, 7/27/26	980	1,005
6.25%, 8/9/26	100	121
3.63%, 1/20/27	190	203
3.95%, 4/23/27	1,190	1,253
(Variable, ICE LIBOR USD 3M + 1.34%), 3.59%, 7/22/28 (3)	1,000	1,015
6.38%, 7/24/42	300	418
4.30%, 1/27/45	1,095	1,267

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Financial Services – 1.0% – continued

State Street Corp., (Variable, ICE LIBOR USD 3M + 0.64%), 2.65%, 5/15/23 (3)	$1,000	$986
3.10%, 5/15/23	225	230
3.70%, 11/20/23	340	343
3.30%, 12/16/24	330	341

TD Ameritrade Holding Corp., 2.95%, 4/1/22	80	78
3.63%, 4/1/25	250	261
		30,299

Food & Beverage – 0.8%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 3.65%, 2/1/26	1,000	1,049
4.90%, 2/1/46	2,910	3,169

Anheuser-Busch InBev Finance, Inc., 4.00%, 1/17/43	150	133
4.63%, 2/1/44	250	262

Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	750	1,123
5.45%, 1/23/39	190	219
8.00%, 11/15/39	310	442
3.75%, 7/15/42	65	65
4.60%, 4/15/48	500	529
4.44%, 10/6/48	304	310

Brown-Forman Corp., 3.75%, 1/15/43	50	53
4.50%, 7/15/45	200	231

Campbell Soup Co., 2.50%, 8/2/22	205	204
3.65%, 3/15/23	86	88

Coca-Cola (The) Co., 3.30%, 9/1/21	250	256
2.50%, 4/1/23	355	370
3.20%, 11/1/23	100	111
2.55%, 6/1/26	770	807

Conagra Brands, Inc., 3.25%, 9/15/22	55	54
3.20%, 1/25/23	118	117
7.00%, 10/1/28	200	240
5.30%, 11/1/38	1,000	1,087

Constellation Brands, Inc., 2.65%, 11/7/22	625	597

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Food & Beverage – 0.8% – continued
4.40%, 11/15/25	$188	$190
3.60%, 2/15/28	250	245
4.65%, 11/15/28	480	479
5.25%, 11/15/48	167	177

General Mills, Inc., 3.15%, 12/15/21	500	506
2.60%, 10/12/22	140	141
3.65%, 2/15/24	75	77
3.20%, 2/10/27	1,000	1,050
5.40%, 6/15/40	70	86

Hershey (The) Co., 2.30%, 8/15/26	365	369

Ingredion, Inc., 3.20%, 10/1/26	250	268

JM Smucker (The) Co., 3.50%, 3/15/25	500	513
4.38%, 3/15/45	250	248

Kellogg Co., 2.75%, 3/1/23	350	348
4.50%, 4/1/46	750	838

Keurig Dr. Pepper, Inc., 3.13%, 12/15/23	85	86
2.55%, 9/15/26	95	89
4.42%, 12/15/46	450	503

McCormick & Co., Inc., 2.70%, 8/15/22	160	160

Molson Coors Beverage Co., 2.10%, 7/15/21	55	54
3.00%, 7/15/26	170	161
5.00%, 5/1/42	575	557

Mondelez International, Inc., 3.63%, 2/13/26	171	179

PepsiCo, Inc., 3.00%, 8/25/21	770	791
1.70%, 10/6/21	45	46
2.75%, 3/5/22	385	400
2.75%, 4/30/25	500	520
3.50%, 7/17/25	100	107
2.85%, 2/24/26	115	121
2.38%, 10/6/26	245	252
3.00%, 10/15/27	95	101
3.60%, 8/13/42	50	52
4.25%, 10/22/44	355	407

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Food & Beverage – 0.8% – continued
4.60%, 7/17/45	$75	$90
3.45%, 10/6/46	45	51

Tyson Foods, Inc., 4.50%, 6/15/22	300	310
5.10%, 9/28/48	350	434
		22,522

Forest & Paper Products Manufacturing – 0.0%

Georgia-Pacific LLC, 8.00%, 1/15/24	500	606
7.75%, 11/15/29	500	713
		1,319

Hardware – 0.2%

Dell International LLC/EMC Corp., 4.42%, 6/15/21 (8)	750	750
5.45%, 6/15/23 (8)	730	750
6.02%, 6/15/26 (8)	210	217
8.35%, 7/15/46 (8)	900	1,069

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	830	846
4.90%, 10/15/25	1,445	1,522
6.35%, 10/15/45	200	237

HP, Inc., 4.05%, 9/15/22	25	26
6.00%, 9/15/41	275	296

NetApp, Inc., 3.30%, 9/29/24	160	157
		5,870

Health Care Facilities & Services – 0.6%

AHS Hospital Corp., 5.02%, 7/1/45	100	127

AmerisourceBergen Corp., 3.25%, 3/1/25	135	137
4.25%, 3/1/45	60	61
4.30%, 12/15/47	1,000	1,039

Cardinal Health, Inc., 3.20%, 6/15/22	150	152
3.75%, 9/15/25	250	256
4.60%, 3/15/43	35	35
4.50%, 11/15/44	710	686

Cigna Corp., 4.38%, 10/15/28	3,300	3,542
4.80%, 7/15/46 (8)	580	686

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Health Care Facilities & Services – 0.6% – continued

CVS Health Corp., 2.75%, 12/1/22	$850	$856
3.70%, 3/9/23	455	473
3.38%, 8/12/24	250	258
3.88%, 7/20/25	518	544
4.30%, 3/25/28	2,305	2,465
4.78%, 3/25/38	170	188
5.30%, 12/5/43	750	884
5.13%, 7/20/45	1,560	1,795
5.05%, 3/25/48	155	177

Dignity Health, 5.27%, 11/1/64	200	233

HCA, Inc., 4.50%, 2/15/27	1,780	1,831
4.13%, 6/15/29	250	250

Laboratory Corp. of America Holdings, 4.70%, 2/1/45	300	341

McKesson Corp., 2.70%, 12/15/22	120	121
3.80%, 3/15/24	160	166

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	100	119

NYU Langone Hospitals, 4.37%, 7/1/47	500	533

Quest Diagnostics, Inc., 3.45%, 6/1/26	115	118
5.75%, 1/30/40	28	34
		18,107

Home & Office Products Manufacturing – 0.0%

Leggett & Platt, Inc., 3.50%, 11/15/27	818	791

Home Improvement – 0.0%

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	263
2.90%, 11/1/22	65	65

Whirlpool Corp., 4.85%, 6/15/21	100	102
4.70%, 6/1/22	100	105
3.70%, 3/1/23	100	101
3.70%, 5/1/25	250	243
4.50%, 6/1/46	90	86
		965

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Industrial Other – 0.0%

Fluor Corp., 3.50%, 12/15/24	$565	$392
4.25%, 9/15/28	860	580
		972

Integrated Oils – 0.3%

BP Capital Markets America, Inc., 3.22%, 11/28/23	680	696
3.80%, 9/21/25	905	926
3.12%, 5/4/26	535	539
3.02%, 1/16/27	790	799

Chevron Corp., 2.50%, 3/3/22	545	553
2.36%, 12/5/22	270	274
2.57%, 5/16/23	170	175
2.90%, 3/3/24	200	206
3.33%, 11/17/25	140	147
2.95%, 5/16/26	1,325	1,373

Exxon Mobil Corp., 2.44%, 8/16/29	965	997
3.57%, 3/6/45	590	635
4.11%, 3/1/46	150	177
3.10%, 8/16/49	200	202
		7,699

Internet Media – 0.0%

Alphabet, Inc., 3.63%, 5/19/21	250	257

Leisure Products Manufacturing – 0.0%

Hasbro, Inc., 3.15%, 5/15/21	35	34
6.35%, 3/15/40	250	239
		273

Life Insurance – 0.3%

Aflac, Inc., 6.45%, 8/15/40	15	20

Globe Life, Inc., 3.80%, 9/15/22	420	446

Lincoln National Corp., 4.85%, 6/24/21	94	94
3.63%, 12/12/26	265	277
6.30%, 10/9/37	100	118

MetLife, Inc., 3.05%, 12/15/22	280	282

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Life Insurance – 0.3% – continued
3.00%, 3/1/25	$830	$818
6.38%, 6/15/34	485	629
6.40%, 12/15/36	150	157
4.13%, 8/13/42	460	465
4.72%, 12/15/44	370	413

Primerica, Inc., 4.75%, 7/15/22	100	103

Principal Financial Group, Inc., 4.63%, 9/15/42	40	41

Protective Life Corp., 8.45%, 10/15/39	425	602

Prudential Financial, Inc., 3.50%, 5/15/24	85	88
5.70%, 12/14/36	200	233
(Variable, ICE LIBOR USD 3M + 3.04%), 5.20%, 3/15/44 (3)	275	241
3.91%, 12/7/47	344	331
3.94%, 12/7/49	335	317

Reinsurance Group of America, Inc., 5.00%, 6/1/21	550	570

Voya Financial, Inc., 4.80%, 6/15/46	1,000	1,055
		7,300

Machinery Manufacturing – 0.3%

Caterpillar Financial Services Corp., 3.75%, 11/24/23	1,000	1,052
2.15%, 11/8/24	210	211

Caterpillar, Inc., 3.90%, 5/27/21	500	512
3.40%, 5/15/24	790	829
3.80%, 8/15/42	445	487
4.30%, 5/15/44	235	250
3.25%, 9/19/49	220	212

Deere & Co., 2.60%, 6/8/22	125	126
5.38%, 10/16/29	250	301
8.10%, 5/15/30	100	138

Eaton Corp., 3.10%, 9/15/27	250	252

IDEX Corp., 4.20%, 12/15/21	200	203

Illinois Tool Works, Inc., 3.38%, 9/15/21	250	255

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Machinery Manufacturing – 0.3% – continued
3.50%, 3/1/24	$250	$265
3.90%, 9/1/42	700	753

Ingersoll-Rand Global Holding Co. Ltd., 5.75%, 6/15/43	150	189

John Deere Capital Corp., 3.13%, 9/10/21	125	127
3.15%, 10/15/21	250	254
2.80%, 1/27/23	150	153
2.80%, 3/6/23	500	512
3.05%, 1/6/28	250	259

Parker-Hannifin Corp., 3.30%, 11/21/24	500	515
4.20%, 11/21/34	200	207
4.45%, 11/21/44	500	526
		8,588

Managed Care – 0.4%

Aetna, Inc., 2.75%, 11/15/22	400	401
6.63%, 6/15/36	40	50
6.75%, 12/15/37	150	195
4.50%, 5/15/42	100	104

Anthem, Inc., 3.50%, 8/15/24	545	559
3.35%, 12/1/24	750	763
6.38%, 6/15/37	500	644
4.63%, 5/15/42	525	576

Humana, Inc., 3.95%, 3/15/27	85	86
8.15%, 6/15/38	280	408

Kaiser Foundation Hospitals, 3.27%, 11/1/49	500	497

UnitedHealth Group, Inc., 3.35%, 7/15/22	1,255	1,298
3.50%, 2/15/24	40	42
3.75%, 7/15/25	655	708
3.45%, 1/15/27	1,500	1,609
3.88%, 12/15/28	145	163
5.80%, 3/15/36	250	326
6.63%, 11/15/37	640	896
6.88%, 2/15/38	170	249
4.75%, 7/15/45	500	637
		10,211

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Mass Merchants – 0.3%

Costco Wholesale Corp., 2.75%, 5/18/24	$750	$786

Dollar General Corp., 3.25%, 4/15/23	900	915

Dollar Tree, Inc., 3.70%, 5/15/23	165	168

Target Corp., 2.90%, 1/15/22	515	520
3.63%, 4/15/46	500	557
3.90%, 11/15/47	225	264

Walmart, Inc., 2.35%, 12/15/22	500	513
3.30%, 4/22/24	625	663
3.55%, 6/26/25	180	196
3.25%, 7/8/29	1,000	1,099
2.38%, 9/24/29	2,185	2,260
3.95%, 6/28/38	500	594
5.00%, 10/25/40	275	343
4.30%, 4/22/44	145	179
3.63%, 12/15/47	70	80
		9,137

Medical Equipment & Devices Manufacturing – 0.3%

Abbott Laboratories, 2.95%, 3/15/25	1,000	1,039
3.75%, 11/30/26	564	630
4.75%, 11/30/36	555	707
4.75%, 4/15/43	650	831

Agilent Technologies, Inc., 3.20%, 10/1/22	225	227
3.88%, 7/15/23	250	258

Baxter International, Inc., 1.70%, 8/15/21	60	60
3.50%, 8/15/46	350	322

Becton Dickinson and Co., 3.13%, 11/8/21	150	152
3.30%, 3/1/23	130	131
4.69%, 12/15/44	239	251

Boston Scientific Corp., 3.85%, 5/15/25	128	134
7.38%, 1/15/40	540	778

Medtronic, Inc., 3.50%, 3/15/25	334	359
4.38%, 3/15/35	913	1,126

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Medical Equipment & Devices Manufacturing – 0.3% – continued
4.63%, 3/15/45	$406	$542

Stryker Corp., 2.63%, 3/15/21	5	5
3.38%, 11/1/25	250	265
4.10%, 4/1/43	50	55
4.38%, 5/15/44	200	209

Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	100	107
2.95%, 9/19/26	155	157

Zimmer Biomet Holdings, Inc., 3.38%, 11/30/21	250	251
3.15%, 4/1/22	500	500
3.55%, 4/1/25	120	121
		9,217

Metals & Mining – 0.2%

Barrick North America Finance LLC, 5.70%, 5/30/41	500	615

Newmont Corp., 5.88%, 4/1/35	100	144
4.88%, 3/15/42	150	176

Nucor Corp., 4.00%, 8/1/23	250	249
6.40%, 12/1/37	150	188
5.20%, 8/1/43	125	144
4.40%, 5/1/48	1,000	1,134

Southern Copper Corp., 3.88%, 4/23/25	100	99
7.50%, 7/27/35	300	354
6.75%, 4/16/40	90	105
5.88%, 4/23/45	1,500	1,588
		4,796

Oil & Gas Services & Equipment – 0.0%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47	210	172

Halliburton Co., 3.80%, 11/15/25	123	116
4.85%, 11/15/35	25	19
6.70%, 9/15/38	780	697
7.45%, 9/15/39	160	155
4.75%, 8/1/43	15	12
		1,171

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Pharmaceuticals – 1.0%

AbbVie, Inc., 2.30%, 5/14/21	$800	$803
3.38%, 11/14/21	500	511
3.60%, 5/14/25	225	236
3.20%, 5/14/26	250	248
4.25%, 11/14/28	300	319
4.40%, 11/6/42	415	461
4.70%, 5/14/45	4,340	4,875

Allergan Finance LLC, 3.25%, 10/1/22	1,000	1,003

Bayer US Finance II LLC, 5.50%, 8/15/25 (8)	50	55
4.40%, 7/15/44 (8)	250	247

Bristol-Myers Squibb Co., 2.00%, 8/1/22	600	605
3.63%, 5/15/24 (8)	500	528
2.90%, 7/26/24 (8)	900	954
3.88%, 8/15/25 (8)	765	876
3.20%, 6/15/26 (8)	300	318
3.90%, 2/20/28 (8)	500	556
5.25%, 8/15/43 (8)	85	115
5.00%, 8/15/45 (8)	500	669
4.35%, 11/15/47 (8)	900	1,133

GlaxoSmithKline Capital, Inc., 3.38%, 5/15/23	1,000	1,044
3.88%, 5/15/28	1,000	1,123
5.38%, 4/15/34	150	187
6.38%, 5/15/38	530	784
4.20%, 3/18/43	20	22

Johnson & Johnson, 3.55%, 5/15/21	250	259
2.45%, 3/1/26	500	534
4.38%, 12/5/33	250	321
5.95%, 8/15/37	100	149
4.85%, 5/15/41	400	539
3.70%, 3/1/46	970	1,169

Merck & Co., Inc., 2.35%, 2/10/22	1,000	1,014
2.75%, 2/10/25	805	838
3.60%, 9/15/42	25	28
3.70%, 2/10/45	60	71

Mylan, Inc., 5.40%, 11/29/43	585	583

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Pharmaceuticals – 1.0% – continued

Novartis Capital Corp., 2.40%, 5/17/22	$170	$174
2.40%, 9/21/22	40	41
3.40%, 5/6/24	250	268
4.40%, 5/6/44	250	329

Pfizer, Inc., 1.95%, 6/3/21	500	504
2.20%, 12/15/21	90	90
2.95%, 3/15/24	250	259
3.40%, 5/15/24	150	157
7.20%, 3/15/39	700	1,121
4.13%, 12/15/46	750	925

Pharmacia LLC, 6.60%, 12/1/28	125	166

Wyeth LLC, 5.95%, 4/1/37	725	1,027

Zoetis, Inc., 3.25%, 2/1/23	500	510
4.70%, 2/1/43	40	45
3.95%, 9/12/47	450	445
		29,238

Pipeline – 0.7%

Boardwalk Pipelines L.P., 4.45%, 7/15/27	1,650	1,237

El Paso Natural Gas Co.LLC, 8.63%, 1/15/22	360	385

Enable Midstream Partners L.P., 4.40%, 3/15/27	90	55
4.15%, 9/15/29	115	51

Enbridge Energy Partners L.P., 4.20%, 9/15/21	65	64
7.50%, 4/15/38	50	61

Energy Transfer Operating L.P., 4.05%, 3/15/25	25	22
4.75%, 1/15/26	20	18
4.20%, 4/15/27	560	451
5.50%, 6/1/27	521	453
6.63%, 10/15/36	900	834
7.50%, 7/1/38	310	327

Enterprise Products Operating LLC, 3.35%, 3/15/23	110	108
3.90%, 2/15/24	820	838
3.95%, 2/15/27	500	473

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Pipeline – 0.7% – continued
4.15%, 10/16/28	$1,134	$1,130
3.13%, 7/31/29	875	805
6.88%, 3/1/33	50	58
7.55%, 4/15/38	515	596
5.95%, 2/1/41	40	43

Kinder Morgan Energy Partners L.P., 4.30%, 5/1/24	170	171
7.30%, 8/15/33	175	200
6.55%, 9/15/40	205	224
7.50%, 11/15/40	305	343
6.38%, 3/1/41	35	35
5.63%, 9/1/41	310	292
5.40%, 9/1/44	250	245

Magellan Midstream Partners L.P., 5.00%, 3/1/26	500	494
5.15%, 10/15/43	20	19

MPLX L.P., 4.13%, 3/1/27	235	200
4.80%, 2/15/29	965	850
4.70%, 4/15/48	1,000	774

ONEOK Partners L.P., 3.38%, 10/1/22	30	27
4.90%, 3/15/25	40	35
6.65%, 10/1/36	80	73
6.20%, 9/15/43	20	18

ONEOK, Inc., 4.55%, 7/15/28	35	30
5.20%, 7/15/48	1,000	784

Phillips 66 Partners L.P., 3.61%, 2/15/25	76	72
3.55%, 10/1/26	470	424

Plains All American Pipeline L.P./PAA Finance Corp., 4.50%, 12/15/26	1,330	1,032
6.65%, 1/15/37	80	65
5.15%, 6/1/42	130	86

Sabine Pass Liquefaction LLC, 5.63%, 3/1/25	340	312
5.00%, 3/15/27	1,055	896

Southern Union Co., 8.25%, 11/15/29	25	21

Spectra Energy Partners L.P., 3.38%, 10/15/26	360	332
5.95%, 9/25/43	300	330

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Pipeline – 0.7% – continued

Sunoco Logistics Partners Operations L.P., 5.95%, 12/1/25	$175	$160
3.90%, 7/15/26	125	105
4.95%, 1/15/43	1,000	785
5.30%, 4/1/44	15	12
5.35%, 5/15/45	80	63

Tennessee Gas Pipeline Co. LLC, 7.00%, 3/15/27	505	565
7.00%, 10/15/28	545	639
8.38%, 6/15/32	215	259
7.63%, 4/1/37	5	6

Williams (The) Cos., Inc., 3.60%, 3/15/22	800	776
6.30%, 4/15/40	995	991
5.80%, 11/15/43	200	196
		20,950

Power Generation – 0.1%

Consumers Energy Co., 2.85%, 5/15/22	545	552

Exelon Generation Co. LLC, 4.25%, 6/15/22	250	250
6.25%, 10/1/39	1,000	940
5.75%, 10/1/41	430	389

System Energy Resources, Inc., 4.10%, 4/1/23	160	170
		2,301

Property & Casualty Insurance – 0.4%

Alleghany Corp., 4.95%, 6/27/22	55	58

Allstate (The) Corp., 5.55%, 5/9/35	50	62
5.20%, 1/15/42	225	259
(Variable, ICE LIBOR USD 3M + 2.12%), 6.50%, 5/15/57 (3)	225	243

American International Group, Inc., 3.75%, 7/10/25	895	896
3.90%, 4/1/26	490	505
4.20%, 4/1/28	460	474
4.50%, 7/16/44	30	30
4.80%, 7/10/45	15	16
4.38%, 1/15/55	105	102

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Property & Casualty Insurance – 0.4% – continued

Assurant, Inc., 4.90%, 3/27/28	$215	$243

Berkshire Hathaway Finance Corp., 5.75%, 1/15/40	255	348
4.40%, 5/15/42	100	121
4.30%, 5/15/43	440	529

Berkshire Hathaway, Inc., 2.75%, 3/15/23	30	31
3.13%, 3/15/26	1,445	1,545

Chubb (The) Corp., 6.00%, 5/11/37	50	69
6.50%, 5/15/38	85	126

Chubb INA Holdings, Inc., 3.15%, 3/15/25	295	303
3.35%, 5/3/26	1,000	1,059
6.70%, 5/15/36	50	63
4.15%, 3/13/43	100	109

Hanover Insurance Group (The), Inc., 4.50%, 4/15/26	200	209

Hartford Financial Services Group (The), Inc., 5.95%, 10/15/36	285	354

Loews Corp., 2.63%, 5/15/23	250	250
4.13%, 5/15/43	75	73

Marsh & McLennan Cos., Inc., 3.50%, 6/3/24	75	77
3.50%, 3/10/25	385	399
3.75%, 3/14/26	75	77
4.38%, 3/15/29	1,000	1,101

Progressive (The) Corp., 3.75%, 8/23/21	330	337
2.45%, 1/15/27	250	250
4.20%, 3/15/48	500	562

Transatlantic Holdings, Inc., 8.00%, 11/30/39	70	104

Travelers (The) Cos., Inc., 6.25%, 6/15/37	375	529
5.35%, 11/1/40	10	13
4.60%, 8/1/43	75	90
4.00%, 5/30/47	1,015	1,142
		12,758

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Publishing & Broadcasting – 0.1%

Discovery Communications LLC, 3.30%, 5/15/22	$340	$333
2.95%, 3/20/23	110	111
3.95%, 6/15/25	230	225
3.95%, 3/20/28	485	475
4.13%, 5/15/29	970	939
5.20%, 9/20/47	200	202

NBCUniversal Media LLC, 2.88%, 1/15/23	125	129
5.95%, 4/1/41	385	528
4.45%, 1/15/43	650	820
		3,762

Railroad – 0.4%

Burlington Northern Santa Fe LLC, 3.75%, 4/1/24	355	375
3.40%, 9/1/24	80	83
3.00%, 4/1/25	325	337
3.65%, 9/1/25	200	212
6.20%, 8/15/36	455	591
5.75%, 5/1/40	225	287
4.38%, 9/1/42	975	1,096
5.15%, 9/1/43	280	355
4.70%, 9/1/45	870	1,038

CSX Corp., 4.25%, 6/1/21	100	102
3.70%, 11/1/23	50	53
3.40%, 8/1/24	500	525
2.60%, 11/1/26	270	275
6.00%, 10/1/36	100	121
6.15%, 5/1/37	190	234
6.22%, 4/30/40	365	477
5.50%, 4/15/41	50	59

Norfolk Southern Corp., 2.90%, 2/15/23	725	735
3.95%, 10/1/42	20	20
4.45%, 6/15/45	275	305
3.94%, 11/1/47	524	546
5.10%, 8/1/18 (9)	100	113

Union Pacific Corp., 4.16%, 7/15/22	437	449
2.95%, 1/15/23	35	36
3.50%, 6/8/23	80	82
3.65%, 2/15/24	524	546

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Railroad – 0.4% – continued
2.75%, 3/1/26	$300	$302
3.80%, 10/1/51	1,500	1,643
		10,997

Real Estate – 0.8%

Alexandria Real Estate Equities, Inc., 3.95%, 1/15/28	2,000	2,058

American Campus Communities Operating Partnership L.P., 3.75%, 4/15/23	250	252
4.13%, 7/1/24	100	104

American Tower Corp., 3.50%, 1/31/23	210	211
4.00%, 6/1/25	115	118
3.38%, 10/15/26	125	124
3.13%, 1/15/27	185	181
3.80%, 8/15/29	1,500	1,518

AvalonBay Communities, Inc., 2.95%, 9/15/22	50	48
4.35%, 4/15/48	500	528

Boston Properties L.P., 3.85%, 2/1/23	60	60
3.13%, 9/1/23	135	135
3.65%, 2/1/26	90	91

Brandywine Operating Partnership L.P., 4.55%, 10/1/29	235	267

Camden Property Trust, 2.95%, 12/15/22	150	150

Corporate Office Properties L.P., 3.60%, 5/15/23	90	88
5.25%, 2/15/24	100	105

Crown Castle International Corp., 3.15%, 7/15/23	200	201
4.30%, 2/15/29	1,000	1,036
5.20%, 2/15/49	500	554

CubeSmart L.P., 3.13%, 9/1/26	250	248

Digital Realty Trust L.P., 3.63%, 10/1/22	250	255

EPR Properties, 4.75%, 12/15/26	1,000	913

ERP Operating L.P., 4.63%, 12/15/21	111	114
3.50%, 3/1/28	1,000	929

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Real Estate – 0.8% – continued
4.50%, 6/1/45	$55	$56

Essex Portfolio L.P., 3.25%, 5/1/23	50	49
3.88%, 5/1/24	200	201
4.00%, 3/1/29	300	307

Federal Realty Investment Trust, 3.00%, 8/1/22	25	25

Healthcare Realty Trust, Inc., 2.40%, 3/15/30	255	226

Healthpeak Properties, Inc., 3.15%, 8/1/22	100	100
4.25%, 11/15/23	43	41
3.88%, 8/15/24	230	234
3.40%, 2/1/25	200	198
3.25%, 7/15/26	630	611

Highwoods Realty L.P., 3.63%, 1/15/23	100	100

Host Hotels & Resorts L.P., 4.00%, 6/15/25	215	200

Kilroy Realty L.P., 4.38%, 10/1/25	200	223

Kimco Realty Corp., 3.20%, 5/1/21	240	236
4.25%, 4/1/45	759	687

Mid-America Apartments L.P., 3.75%, 6/15/24	100	99

National Retail Properties, Inc., 3.30%, 4/15/23	100	101

Office Properties Income Trust, 4.50%, 2/1/25	150	147

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	100	103

Realty Income Corp., 3.25%, 10/15/22	265	266
4.65%, 8/1/23	185	193
3.00%, 1/15/27	240	227

Regency Centers Corp., 3.75%, 11/15/22	100	99

Service Properties Trust, 4.50%, 3/15/25	365	267

Simon Property Group L.P., 2.75%, 2/1/23	30	29
3.38%, 10/1/24	90	88

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Real Estate – 0.8% – continued
3.30%, 1/15/26	$70	$70
3.38%, 6/15/27	585	568
3.38%, 12/1/27	1,865	1,788
6.75%, 2/1/40	690	854

UDR, Inc., 3.75%, 7/1/24	500	503

Ventas Realty L.P., 3.75%, 5/1/24	60	57
3.50%, 2/1/25	150	147
5.70%, 9/30/43	100	105

Ventas Realty L.P./Ventas Capital Corp., 3.25%, 8/15/22	320	322

Welltower, Inc., 4.00%, 6/1/25	315	306
4.13%, 3/15/29	600	612
5.13%, 3/15/43	150	152

Weyerhaeuser Co., 4.63%, 9/15/23	185	192
6.88%, 12/15/33	740	866
		21,943

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 3.63%, 9/15/24	305	270
5.13%, 12/15/26	210	208
6.50%, 3/1/41	466	432

Phillips 66, 4.65%, 11/15/34	395	367
5.88%, 5/1/42	140	139
4.88%, 11/15/44	165	168

Valero Energy Corp., 7.50%, 4/15/32	765	871
		2,455

Restaurants – 0.1%

McDonald’s Corp., 3.63%, 5/20/21	200	206
2.63%, 1/15/22	1,000	1,008
6.30%, 10/15/37	505	642
3.63%, 5/1/43	209	202
4.88%, 12/9/45	542	633
4.45%, 3/1/47	350	379

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Restaurants – 0.1% – continued

Starbucks Corp., 3.85%, 10/1/23	$200	$209
4.30%, 6/15/45	200	211
		3,490

Retail – Consumer Discretionary – 0.4%

Amazon.com, Inc., 2.50%, 11/29/22	150	155
2.40%, 2/22/23	500	520
2.80%, 8/22/24	1,000	1,062
5.20%, 12/3/25	500	596
4.80%, 12/5/34	1,050	1,367
4.95%, 12/5/44	255	360
4.25%, 8/22/57	500	681

AutoZone, Inc., 2.50%, 4/15/21	95	95
3.70%, 4/15/22	55	56
3.13%, 7/15/23	135	136
3.75%, 6/1/27	250	251

eBay, Inc., 2.60%, 7/15/22	500	501
2.75%, 1/30/23	110	108
3.60%, 6/5/27	500	515
4.00%, 7/15/42	235	220

Home Depot (The), Inc., 2.63%, 6/1/22	25	25
3.35%, 9/15/25	450	485
2.13%, 9/15/26	275	277
5.40%, 9/15/40	500	650
5.95%, 4/1/41	405	566
4.88%, 2/15/44	405	501
3.13%, 12/15/49	335	331

Lowe’s Cos., Inc., 3.80%, 11/15/21	500	509
3.12%, 4/15/22	500	496
3.13%, 9/15/24	550	559
4.65%, 4/15/42	50	52
4.25%, 9/15/44	75	72
4.55%, 4/5/49	35	38

QVC, Inc., 4.45%, 2/15/25	415	341
5.45%, 8/15/34	450	329

TJX (The) Cos., Inc., 2.75%, 6/15/21	150	151

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Retail – Consumer Discretionary – 0.4% – continued
2.50%, 5/15/23	$205	$203
2.25%, 9/15/26	500	476
		12,684

Retail – Consumer Staples – 0.1%

Archer-Daniels-Midland Co., 2.50%, 8/11/26	305	308
4.02%, 4/16/43	56	62
4.50%, 3/15/49	250	301

Bunge Ltd. Finance Corp., 3.25%, 8/15/26	615	558

Sysco Corp., 2.60%, 6/12/22	95	91
3.30%, 7/15/26	120	114
5.38%, 9/21/35	250	255
		1,689

Semiconductors – 0.4%

Altera Corp., 4.10%, 11/15/23	1,340	1,462

Applied Materials, Inc., 3.90%, 10/1/25	500	527
5.85%, 6/15/41	100	141

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 1/15/23	80	78
3.63%, 1/15/24	20	20
3.13%, 1/15/25	310	297
3.88%, 1/15/27	375	358

Broadcom, Inc., 4.75%, 4/15/29 (8)	3,000	3,043

Intel Corp., 2.70%, 12/15/22	80	84
3.70%, 7/29/25	815	899
4.00%, 12/15/32	50	59
4.80%, 10/1/41	80	103
3.73%, 12/8/47	578	674
3.10%, 2/15/60	475	500

KLA Corp., 4.65%, 11/1/24	300	316

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	51

QUALCOMM, Inc., 3.45%, 5/20/25	485	508

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Semiconductors – 0.4% – continued
3.25%, 5/20/27	$720	$757
4.80%, 5/20/45	795	1,039
		10,916

Software & Services – 0.9%

Adobe, Inc., 2.15%, 2/1/27	265	268

Autodesk, Inc., 3.50%, 6/15/27	500	514

CA, Inc., 4.50%, 8/15/23	250	247

Citrix Systems, Inc., 4.50%, 12/1/27	200	206

DXC Technology Co., 4.45%, 9/18/22	200	207

Equifax, Inc., 3.30%, 12/15/22	365	371

IBM Credit LLC, 3.00%, 2/6/23	980	1,014

International Business Machines Corp., 2.88%, 11/9/22	235	243
3.63%, 2/12/24	170	182
3.00%, 5/15/24	2,000	2,107
7.00%, 10/30/25	385	477
3.45%, 2/19/26	435	463
6.50%, 1/15/28	100	129
3.50%, 5/15/29	670	727
4.00%, 6/20/42	320	358
4.25%, 5/15/49	500	588

Microsoft Corp., 2.00%, 8/8/23	765	791
3.63%, 12/15/23	335	366
2.88%, 2/6/24	645	686
3.13%, 11/3/25	130	142
2.40%, 8/8/26	2,670	2,834
3.30%, 2/6/27	1,375	1,526
4.20%, 11/3/35	40	50
3.50%, 11/15/42	150	172
4.88%, 12/15/43	365	498
3.75%, 2/12/45	145	175
4.45%, 11/3/45	360	473
3.70%, 8/8/46	630	756
4.00%, 2/12/55	465	592
3.95%, 8/8/56	215	271

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Software & Services – 0.9% – continued
4.50%, 2/6/57	$200	$275

Moody’s Corp., 4.88%, 2/15/24	250	270

Oracle Corp., 2.50%, 10/15/22	210	214
2.63%, 2/15/23	65	67
2.40%, 9/15/23	30	31
3.40%, 7/8/24	320	340
2.95%, 11/15/24	60	63
2.95%, 5/15/25	885	915
2.65%, 7/15/26	3,100	3,164
3.25%, 11/15/27	1,965	2,024
3.80%, 11/15/37	5	5
5.38%, 7/15/40	590	788
4.13%, 5/15/45	365	395
4.00%, 7/15/46	330	368
4.38%, 5/15/55	25	30
		26,382

Supermarkets & Pharmacies – 0.1%

Kroger (The) Co., 2.95%, 11/1/21	660	667
3.40%, 4/15/22	400	412
2.65%, 10/15/26	1,135	1,152
7.50%, 4/1/31	200	280
6.90%, 4/15/38	100	133
5.40%, 7/15/40	400	468

Walgreens Boots Alliance, Inc., 3.45%, 6/1/26	375	370
4.50%, 11/18/34	50	51
4.65%, 6/1/46	635	607
		4,140

Tobacco – 0.3%

Altria Group, Inc., 4.75%, 5/5/21	125	128
2.85%, 8/9/22	100	100
2.95%, 5/2/23	450	455
3.80%, 2/14/24	222	225
2.63%, 9/16/26	95	91
4.80%, 2/14/29	250	260
4.25%, 8/9/42	575	572
4.50%, 5/2/43	250	247
5.38%, 1/31/44	370	410
5.95%, 2/14/49	220	254

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Tobacco – 0.3% – continued
6.20%, 2/14/59	$280	$308

BAT Capital Corp., 3.56%, 8/15/27	480	452
4.54%, 8/15/47	435	396

Philip Morris International, Inc., 4.13%, 5/17/21	250	255
2.90%, 11/15/21	300	302
2.50%, 11/2/22	250	251
2.63%, 3/6/23	100	97
3.38%, 8/11/25	250	255
3.88%, 8/21/42	150	151
4.13%, 3/4/43	405	399
4.88%, 11/15/43	100	117
4.25%, 11/10/44	350	387

Reynolds American, Inc., 4.45%, 6/12/25	1,465	1,474
7.25%, 6/15/37	250	294
6.15%, 9/15/43	65	70
5.85%, 8/15/45	795	854
		8,804

Transportation & Logistics – 0.1%

Cummins, Inc., 4.88%, 10/1/43	90	106

FedEx Corp., 3.40%, 2/15/28	780	771
3.90%, 2/1/35	100	98
4.10%, 4/15/43	50	44
4.10%, 2/1/45	50	46
4.95%, 10/17/48	1,000	977

JB Hunt Transport Services, Inc., 3.85%, 3/15/24	95	98

United Parcel Service, Inc., 2.35%, 5/16/22	165	167
6.20%, 1/15/38	30	39
3.63%, 10/1/42	105	100
3.40%, 11/15/46	290	283
4.25%, 3/15/49	130	151
		2,880

Travel & Lodging – 0.1%

Marriott International, Inc., 3.13%, 10/15/21	750	673
3.25%, 9/15/22	550	505

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Travel & Lodging – 0.1% – continued
3.13%, 2/15/23	$150	$129
3.13%, 6/15/26	130	119
		1,426

Utilities – 1.8%

AEP Transmission Co. LLC, 4.00%, 12/1/46	200	202

Alabama Power Co., 6.13%, 5/15/38	50	63
5.50%, 3/15/41	150	169
4.10%, 1/15/42	730	735
3.85%, 12/1/42	60	62

Ameren Illinois Co., 2.70%, 9/1/22	500	489
3.25%, 3/1/25	500	498

American Water Capital Corp., 3.40%, 3/1/25	35	35
2.95%, 9/1/27	1,000	991
6.59%, 10/15/37	125	178
4.30%, 12/1/42	75	82
4.30%, 9/1/45	500	514

Appalachian Power Co., 4.60%, 3/30/21	250	250
7.00%, 4/1/38	75	102

Arizona Public Service Co., 4.50%, 4/1/42	230	279
4.70%, 1/15/44	100	113
4.20%, 8/15/48	250	255

Atmos Energy Corp., 4.15%, 1/15/43	250	264
4.13%, 10/15/44	75	81

Baltimore Gas & Electric Co., 3.50%, 11/15/21	275	274
2.40%, 8/15/26	130	125
3.75%, 8/15/47	475	507

Berkshire Hathaway Energy Co., 5.15%, 11/15/43	500	596

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	99
2.40%, 9/1/26	50	50
3.00%, 2/1/27	150	150
3.55%, 8/1/42	40	41
4.25%, 2/1/49	500	575

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Utilities – 1.8% – continued

CenterPoint Energy Resources Corp., 6.63%, 11/1/37	$50	$70
5.85%, 1/15/41	50	60

CMS Energy Corp., 3.00%, 5/15/26	40	39
3.45%, 8/15/27	500	506
4.88%, 3/1/44	500	540

Commonwealth Edison Co., 6.45%, 1/15/38	200	267
3.80%, 10/1/42	90	95
4.60%, 8/15/43	100	119

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	434
4.00%, 4/1/48	250	279

Consolidated Edison Co. of New York, Inc., 3.30%, 12/1/24	185	182
5.30%, 3/1/35	150	177
5.85%, 3/15/36	100	112
6.20%, 6/15/36	200	241
6.75%, 4/1/38	100	127
5.50%, 12/1/39	85	105
5.70%, 6/15/40	450	555
3.95%, 3/1/43	120	112
4.45%, 3/15/44	100	111
3.85%, 6/15/46	100	99

Consolidated Edison, Inc., 2.00%, 5/15/21	85	84

Dominion Energy South Carolina, Inc., 6.05%, 1/15/38	265	314
5.10%, 6/1/65	50	62

Dominion Energy, Inc., 4.25%, 6/1/28	1,000	1,045
5.25%, 8/1/33	250	266
5.95%, 6/15/35	750	859
7.00%, 6/15/38	20	25
4.90%, 8/1/41	35	37
4.05%, 9/15/42	100	96

DTE Electric Co., 2.65%, 6/15/22	160	159
6.63%, 6/1/36	200	268
5.70%, 10/1/37	50	62
3.95%, 6/15/42	100	103
4.05%, 5/15/48	500	562

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Utilities – 1.8% – continued

DTE Energy Co., 6.38%, 4/15/33	$50	$64

Duke Energy Carolinas LLC, 6.45%, 10/15/32	106	142
6.10%, 6/1/37	150	200
6.00%, 1/15/38	35	48
6.05%, 4/15/38	175	246
3.75%, 6/1/45	350	383

Duke Energy Corp., 3.75%, 4/15/24	100	103
3.75%, 9/1/46	120	115

Duke Energy Florida LLC, 6.35%, 9/15/37	340	469
3.40%, 10/1/46	290	297

Duke Energy Indiana LLC, 6.12%, 10/15/35	500	679
6.35%, 8/15/38	25	34
6.45%, 4/1/39	225	318
4.90%, 7/15/43	1,000	1,213

Duke Energy Progress LLC, 4.10%, 3/15/43	200	221

Entergy Arkansas LLC, 3.05%, 6/1/23	250	239

Entergy Louisiana LLC, 5.40%, 11/1/24	150	170
3.05%, 6/1/31	950	949

Entergy Texas, Inc., 4.50%, 3/30/39	250	293

Evergy Kansas Central, Inc., 4.13%, 3/1/42	275	308
4.63%, 9/1/43	150	176

Evergy Metro, Inc., 5.30%, 10/1/41	50	60

Evergy, Inc., 5.29%, 6/15/22	220	227

Eversource Energy, 2.80%, 5/1/23	105	104
3.15%, 1/15/25	100	99
3.30%, 1/15/28	165	167

Exelon Corp., 5.63%, 6/15/35	75	86
5.10%, 6/15/45	100	108

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Utilities – 1.8% – continued

FirstEnergy Corp., 7.38%, 11/15/31	$500	$651

Florida Power & Light Co., 5.65%, 2/1/37	335	430
5.95%, 2/1/38	150	196
5.96%, 4/1/39	250	347
5.69%, 3/1/40	30	42
4.13%, 2/1/42	250	271
4.05%, 6/1/42	100	113
3.99%, 3/1/49	1,000	1,126

Georgia Power Co., 2.40%, 4/1/21	75	75
2.85%, 5/15/22	100	99
2.65%, 9/15/29	910	878
4.30%, 3/15/42	60	65
4.30%, 3/15/43	100	104

Indiana Michigan Power Co., 6.05%, 3/15/37	200	233

Interstate Power & Light Co., 4.70%, 10/15/43	50	54

ITC Holdings Corp., 3.35%, 11/15/27	200	205

MidAmerican Energy Co., 3.50%, 10/15/24	100	105
4.80%, 9/15/43	100	109
4.40%, 10/15/44	150	171

National Fuel Gas Co., 4.90%, 12/1/21	150	144
3.75%, 3/1/23	250	234

National Grid USA, 5.80%, 4/1/35	425	480

National Rural Utilities Cooperative Finance Corp., 3.05%, 2/15/22	35	35
2.85%, 1/27/25	1,000	1,007
8.00%, 3/1/32	50	76
4.30%, 3/15/49	125	139

Nevada Power Co., 6.65%, 4/1/36	100	132
5.45%, 5/15/41	35	42

NextEra Energy Capital Holdings, Inc.,
(Variable, ICE LIBOR USD 3M + 2.13%), 2.87%, 6/15/67 (2)	25	17

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Utilities – 1.8% – continued

NiSource, Inc., 5.95%, 6/15/41	$100	$115
5.25%, 2/15/43	100	108
4.80%, 2/15/44	580	585

Northern States Power Co., 5.35%, 11/1/39	1,065	1,392
4.13%, 5/15/44	200	222

NSTAR Electric Co., 3.50%, 9/15/21	85	85
2.38%, 10/15/22	100	102

Oglethorpe Power Corp., 5.38%, 11/1/40	150	174

Oklahoma Gas & Electric Co., 4.55%, 3/15/44	65	66
4.15%, 4/1/47	200	195

Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22	250	255
7.25%, 1/15/33	200	292
7.50%, 9/1/38	145	221

PacifiCorp, 2.95%, 2/1/22	100	101
5.25%, 6/15/35	50	60
6.10%, 8/1/36	200	250
5.75%, 4/1/37	540	700
6.25%, 10/15/37	275	357
6.00%, 1/15/39	60	81
4.13%, 1/15/49	50	54

Potomac Electric Power Co., 3.60%, 3/15/24	150	154

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	50
3.50%, 12/1/22	1,035	1,036
5.00%, 3/15/44	100	107

PPL Electric Utilities Corp., 3.00%, 9/15/21	500	504
6.25%, 5/15/39	275	376
5.20%, 7/15/41	35	43
4.13%, 6/15/44	100	111

Progress Energy, Inc., 7.75%, 3/1/31	50	68

PSEG Power LLC, 8.63%, 4/15/31	565	721

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Utilities – 1.8% – continued

Public Service Co. of Colorado, 2.25%, 9/15/22	$100	$100
2.50%, 3/15/23	150	153

Public Service Co. of Oklahoma, 6.63%, 11/15/37	125	168

Public Service Electric & Gas Co., 3.00%, 5/15/25	500	514
5.38%, 11/1/39	250	320
3.95%, 5/1/42	50	55
3.65%, 9/1/42	30	32

Puget Energy, Inc., 3.65%, 5/15/25	500	489

Puget Sound Energy, Inc., 5.48%, 6/1/35	25	30
6.27%, 3/15/37	75	91
5.64%, 4/15/41	340	389

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	66
3.60%, 9/1/23	200	211
6.13%, 9/15/37	50	62
4.50%, 8/15/40	150	160
4.30%, 4/1/42	150	159

Sempra Energy, 2.88%, 10/1/22	60	59
2.90%, 2/1/23	500	497
3.55%, 6/15/24	250	250
3.25%, 6/15/27	150	152
6.00%, 10/15/39	250	275

Sierra Pacific Power Co., 3.38%, 8/15/23	160	164

Southern California Edison Co., 3.88%, 6/1/21	150	149
2.40%, 2/1/22	180	175
6.65%, 4/1/29	300	354
6.00%, 1/15/34	100	120
5.35%, 7/15/35	586	698
5.55%, 1/15/37	275	293
6.05%, 3/15/39	50	61
5.50%, 3/15/40	150	186
3.90%, 3/15/43	150	154
4.13%, 3/1/48	90	96

Southern California Gas Co., 5.75%, 11/15/35	150	189

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Utilities – 1.8% – continued
3.75%, 9/15/42	$250	$250
4.30%, 1/15/49	125	137

Southern Co. Gas Capital Corp., 3.50%, 9/15/21	950	953
5.88%, 3/15/41	600	680
4.40%, 5/30/47	250	247

Southern Power Co., 5.25%, 7/15/43	60	59

Southwest Gas Corp., 3.80%, 9/29/46	250	273

Southwestern Electric Power Co., 3.55%, 2/15/22	150	151
2.75%, 10/1/26	130	122
4.10%, 9/15/28	250	264
6.20%, 3/15/40	200	264

Southwestern Public Service Co., 6.00%, 10/1/36	100	122

Tampa Electric Co., 2.60%, 9/15/22	220	217
4.10%, 6/15/42	50	53

Union Electric Co., 3.90%, 9/15/42	50	54
4.00%, 4/1/48	250	278

Virginia Electric & Power Co., 2.95%, 1/15/22	95	96
6.00%, 1/15/36	37	47
6.00%, 5/15/37	15	19
8.88%, 11/15/38	300	473
4.65%, 8/15/43	150	174
4.45%, 2/15/44	75	85
3.80%, 9/15/47	125	127

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	197

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	303
4.10%, 10/15/44	100	106

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	118
Xcel Energy, Inc., 6.50%, 7/1/36	100	131
		52,505
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc.,
5.25%, 11/15/21	$500	$526
3.55%, 6/1/22	100	102
3.20%, 3/15/25	290	299
3.38%, 11/15/27	556	564

Waste Management, Inc.,
2.90%, 9/15/22	110	110
2.95%, 6/15/24	106	108
3.13%, 3/1/25	1,000	1,035
3.90%, 3/1/35	125	138
4.10%, 3/1/45	500	554
		3,436

Wireless Telecommunications Services – 0.8%

AT&T, Inc., 3.90%, 3/11/24	30	31
3.40%, 5/15/25	835	869
3.60%, 7/15/25	265	281
7.13%, 3/15/26	435	484
3.80%, 2/15/27	1,045	1,090
4.10%, 2/15/28	1,476	1,549
4.30%, 2/15/30	3,235	3,474
6.35%, 3/15/40	455	576
5.35%, 9/1/40	153	176
6.38%, 3/1/41	385	484
6.25%, 3/29/41	175	216
5.55%, 8/15/41	90	102
5.38%, 10/15/41	500	567
5.15%, 3/15/42	55	63
5.35%, 12/15/43	725	835
4.35%, 6/15/45	165	174
4.75%, 5/15/46	120	133
5.15%, 11/15/46	1,292	1,517
5.45%, 3/1/47	400	480
5.30%, 8/15/58	200	235

Verizon Communications, Inc.,
4.15%, 3/15/24	385	418
2.63%, 8/15/26	1,635	1,688
4.33%, 9/21/28	2,190	2,491
4.02%, 12/3/29	810	910
5.25%, 3/16/37	80	102

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.8% – continued

Wireless Telecommunications Services – 0.8% – continued
5.50%, 3/16/47	$1,155	$1,581
4.52%, 9/15/48	2,000	2,560
		23,086
Total Corporate Bonds
(Cost $566,032)		583,008

FOREIGN ISSUER BONDS – 6.7%

Advertising & Marketing – 0.0%

WPP Finance 2010, 3.75%, 9/19/24	150	151

Auto Parts Manufacturing – 0.0%

Aptiv PLC, 4.25%, 1/15/26	1,000	1,018

Banks – 0.8%

Australia & New Zealand Banking Group Ltd., 2.30%, 6/1/21	250	250
2.55%, 11/23/21	250	251

BPCE S.A., 4.00%, 4/15/24	250	259

Cooperatieve Rabobank U.A., 3.88%, 2/8/22	1,750	1,808
3.95%, 11/9/22	250	252
2.75%, 1/10/23	1,000	1,003
3.38%, 5/21/25	500	527
5.75%, 12/1/43	250	309

Credit Suisse A.G., 3.00%, 10/29/21	1,250	1,265
3.63%, 9/9/24	750	792

Credit Suisse Group Funding Guernsey
Ltd., 4.55%, 4/17/26	650	681
4.88%, 5/15/45	500	608

ING Groep N.V., 3.15%, 3/29/22	500	502

Lloyds Banking Group PLC, 3.00%, 1/11/22	675	669
(Variable, ICE LIBOR USD 3M + 0.81%), 2.91%, 11/7/23 (3)	105	104
4.58%, 12/10/25	2,095	2,119
4.34%, 1/9/48	500	501

National Australia Bank Ltd., 3.00%, 1/20/23	1,000	1,020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Banks – 0.8% – continued
3.38%, 1/14/26	$1,000	$1,054

Santander UK Group Holdings PLC, 2.88%, 8/5/21	408	403

Santander UK PLC, 4.00%, 3/13/24	250	254

Skandinaviska Enskilda Banken AB, 1.88%, 9/13/21	980	971

Sumitomo Mitsui Banking Corp., 3.00%, 1/18/23	210	212
3.65%, 7/23/25	500	512

Svenska Handelsbanken AB, 2.45%, 3/30/21	250	251
1.88%, 9/7/21	275	269
3.90%, 11/20/23	250	260

Toronto-Dominion Bank (The), 2.13%, 4/7/21	1,560	1,560
3.25%, 3/11/24	500	527

Westpac Banking Corp., 2.10%, 5/13/21	365	365
2.00%, 8/19/21	250	249
2.85%, 5/13/26	1,000	1,033
2.70%, 8/19/26	1,000	1,009
3.35%, 3/8/27	500	506
		22,355

Cable & Satellite – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	667

Chemicals – 0.1%

LYB International Finance B.V., 4.00%, 7/15/23	185	189
5.25%, 7/15/43	565	576

LYB International Finance II B.V., 3.50%, 3/2/27	250	243

LyondellBasell Industries N.V., 4.63%, 2/26/55	35	32

Nutrien Ltd., 3.15%, 10/1/22	200	200
3.00%, 4/1/25	180	172
7.13%, 5/23/36	100	134
5.88%, 12/1/36	50	57
5.63%, 12/1/40	250	294
6.13%, 1/15/41	100	123
		2,020

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Commercial Finance – 0.0%

AerCap Ireland Capital DAC/AerCap
Global Aviation Trust, 4.50%, 5/15/21	$1,000	$917
3.95%, 2/1/22	250	226
3.50%, 1/15/25	389	316
		1,459

Design, Manufacturing & Distribution – 0.0%

Flex Ltd., 5.00%, 2/15/23	572	573

Diversified Banks – 0.9%

Banco Santander S.A., 3.31%, 6/27/29	1,600	1,571

Bank of Montreal, 2.90%, 3/26/22	500	506
2.55%, 11/6/22	300	304

Bank of Nova Scotia (The), 1.88%, 4/26/21	387	387
2.70%, 8/3/26	1,000	1,008

Barclays PLC, 3.68%, 1/10/23	250	251
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 5/16/24 (3)	800	772
(Variable, ICE LIBOR USD 3M + 1.61%), 3.93%, 5/7/25 (3)	705	677
4.38%, 1/12/26	355	357
5.20%, 5/12/26	345	354
5.25%, 8/17/45	730	808

BNP Paribas S.A., 3.25%, 3/3/23	250	258

HSBC Holdings PLC, 3.40%, 3/8/21	800	804
5.10%, 4/5/21	1,085	1,109
2.95%, 5/25/21	1,600	1,608
4.88%, 1/14/22	500	508
6.50%, 9/15/37	300	361
6.80%, 6/1/38	150	183
5.25%, 3/14/44	1,000	1,099

Mitsubishi UFJ Financial Group, Inc., 3.54%, 7/26/21	1,000	1,009
2.19%, 9/13/21	453	447
3.29%, 7/25/27	750	777
3.74%, 3/7/29	1,500	1,605

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Diversified Banks – 0.9% – continued

Mizuho Financial Group, Inc., 2.27%, 9/13/21	$470	$465
2.60%, 9/11/22	200	199
(Variable, ICE LIBOR USD 3M + 1.07%), 2.59%, 5/25/31 (3)	1,000	948

Royal Bank of Canada, 2.30%, 3/22/21	250	250
3.70%, 10/5/23	500	523
4.65%, 1/27/26	600	627

Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	395	408
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 6/25/24 (3)	500	503
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 3/22/25 (3)	250	260
(Variable, ICE LIBOR USD 3M + 1.75%), 4.89%, 5/18/29 (3)	2,000	2,117

Sumitomo Mitsui Financial Group, Inc., 2.06%, 7/14/21	495	491
2.63%, 7/14/26	1,000	975
3.54%, 1/17/28	1,250	1,237
		25,766

Electrical Equipment Manufacturing – 0.0%

Johnson Controls International PLC, 4.63%, 7/2/44	215	210
5.13%, 9/14/45	35	40

Tyco Electronics Group S.A., 3.50%, 2/3/22	125	123
7.13%, 10/1/37	50	75
		448

Exploration & Production – 0.1%

Burlington Resources LLC, 7.20%, 8/15/31	320	385
7.40%, 12/1/31	120	156

Canadian Natural Resources Ltd., 3.85%, 6/1/27	1,695	1,340
7.20%, 1/15/32	15	14
6.45%, 6/30/33	135	114
6.75%, 2/1/39	200	155

CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	250	255

Nexen, Inc., 7.88%, 3/15/32	75	113

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Exploration & Production – 0.1% – continued
5.88%, 3/10/35	$210	$283
6.40%, 5/15/37	390	532
		3,347

Financial Services – 0.1%

GE Capital International Funding Co.
Unlimited Co., 3.37%, 11/15/25	830	826
4.42%, 11/15/35	1,000	1,067

Invesco Finance PLC, 4.00%, 1/30/24	100	102
3.75%, 1/15/26	1,000	1,075
		3,070

Food & Beverage – 0.0%

Coca-Cola European Partners PLC, 3.25%, 8/19/21	500	502

Coca-Cola Femsa S.A.B. de C.V., 5.25%, 11/26/43	150	173

Diageo Capital PLC, 3.88%, 4/29/43	175	179
		854

Government Agencies – 0.1%

FMS Wertmanagement, 2.75%, 3/6/23	1,500	1,592

Government Development Banks – 0.8%

Export Development Canada, 1.50%, 5/26/21	1,000	1,011
2.75%, 3/15/23	1,000	1,063

Export-Import Bank of Korea, 2.63%, 5/26/26	1,000	1,056

Japan Bank for International Cooperation, 1.88%, 4/20/21	800	808
2.38%, 11/16/22	1,000	1,040
2.75%, 11/16/27	2,000	2,224
3.50%, 10/31/28	750	883

Korea Development Bank (The), 3.00%, 9/14/22	215	224
3.38%, 3/12/23	300	316

Kreditanstalt fuer Wiederaufbau, 2.63%, 4/12/21	1,500	1,532
2.63%, 1/25/22	900	933
2.13%, 6/15/22	1,000	1,034
2.00%, 10/4/22	250	259

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Government Development Banks – 0.8% – continued
2.13%, 1/17/23	$1,000	$1,043
1.38%, 8/5/24	3,000	3,087
2.00%, 5/2/25	1,500	1,596
2.88%, 4/3/28	1,215	1,401
0.00%, 4/18/36 (10)	500	397

Landwirtschaftliche Rentenbank, 2.38%, 6/10/25	1,000	1,081

Oesterreichische Kontrollbank A.G., 2.38%, 10/1/21	1,000	1,026

Svensk Exportkredit AB, 1.75%, 3/10/21	500	504
		22,518

Government Regional – 0.2%

Province of British Columbia Canada, 2.65%, 9/22/21	150	155
2.00%, 10/23/22	300	310
7.25%, 9/1/36	175	293

Province of Manitoba Canada, 2.10%, 9/6/22	100	103

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	409

Province of Ontario Canada, 2.45%, 6/29/22	500	519
3.40%, 10/17/23	2,000	2,178
2.50%, 4/27/26	500	539

Province of Quebec Canada, 2.75%, 8/25/21	100	103
2.63%, 2/13/23	875	922
7.50%, 7/15/23	300	363
7.13%, 2/9/24	100	122
2.50%, 4/9/24	91	97
2.88%, 10/16/24	250	271
7.50%, 9/15/29	375	567

Province of Saskatchewan Canada, 8.50%, 7/15/22	200	235
		7,186

Hardware – 0.0%

Seagate HDD Cayman, 4.88%, 6/1/27	370	364
5.75%, 12/1/34	142	133
		497

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Integrated Oils – 0.5%

BP Capital Markets PLC, 3.99%, 9/26/23	$30	$31
3.28%, 9/19/27	595	598

CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	300	319

Ecopetrol S.A., 4.13%, 1/16/25	1,000	932

Equinor ASA, 2.75%, 11/10/21	145	146
2.45%, 1/17/23	280	284
7.75%, 6/15/23	350	406
3.25%, 11/10/24	125	122
3.63%, 9/10/28	360	386
4.25%, 11/23/41	350	394

Husky Energy, Inc., 4.40%, 4/15/29	85	60

Petroleos Mexicanos, 6.50%, 3/13/27	105	77
6.84%, 1/23/30 (8)	2,275	1,646
6.63%, 6/15/35	200	137
6.50%, 6/2/41	190	121
6.75%, 9/21/47	870	567
6.35%, 2/12/48	1,500	938

Shell International Finance B.V., 2.25%, 1/6/23	345	344
2.88%, 5/10/26	100	103
2.50%, 9/12/26	1,335	1,365
2.38%, 11/7/29	25	25
4.13%, 5/11/35	1,010	1,172
5.50%, 3/25/40	225	292
3.63%, 8/21/42	200	205
4.55%, 8/12/43	60	70
4.38%, 5/11/45	390	451
3.75%, 9/12/46	230	246
3.13%, 11/7/49	290	285

Suncor Energy, Inc., 7.15%, 2/1/32	200	209
5.95%, 12/1/34	50	48
5.95%, 5/15/35	430	396
6.80%, 5/15/38	130	135

Total Capital International S.A., 2.75%, 6/19/21	30	30
2.88%, 2/17/22	200	201

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Integrated Oils – 0.5% – continued
3.70%, 1/15/24	$415	$434
3.75%, 4/10/24	330	346
		13,521

Internet Media – 0.0%

Baidu, Inc., 3.50%, 11/28/22	200	203

Life Insurance – 0.0%

AXA S.A., 8.60%, 12/15/30	75	100

Machinery Manufacturing – 0.0%

Ingersoll-Rand Luxembourg Finance S.A., 3.50%, 3/21/26	250	250
4.65%, 11/1/44	35	40
		290

Medical Equipment & Devices Manufacturing – 0.0%

Koninklijke Philips N.V., 6.88%, 3/11/38	225	317
5.00%, 3/15/42	100	119
		436

Metals & Mining – 0.1%

BHP Billiton Finance USA Ltd., 4.13%, 2/24/42	600	717

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	132
5.75%, 6/1/35	100	125

Rio Tinto Finance USA PLC, 4.75%, 3/22/42	150	179
4.13%, 8/21/42	300	353
		1,506

Pharmaceuticals – 0.2%

Allergan Funding SCS, 3.85%, 6/15/24	1,000	1,047
3.80%, 3/15/25	750	768

AstraZeneca PLC, 3.13%, 6/12/27	100	100
6.45%, 9/15/37	450	638
4.00%, 9/18/42	250	280

Mylan N.V., 3.95%, 6/15/26	285	281

Sanofi, 4.00%, 3/29/21	315	321

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Pharmaceuticals – 0.2% – continued
3.63%, 6/19/28	$250	$277

Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,000	992
2.88%, 9/23/23	250	252

Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	300	316
		5,272

Pipeline – 0.1%

Enbridge, Inc., 4.50%, 6/10/44	40	37

TransCanada PipeLines Ltd., 5.85%, 3/15/36	200	213
6.20%, 10/15/37	445	517
4.75%, 5/15/38	1,003	996
6.10%, 6/1/40	375	401
(Variable, ICE LIBOR USD 3M + 2.21%), 3.90%, 5/15/67 (2)	100	61
		2,225

Property & Casualty Insurance – 0.1%

Aon PLC, 3.50%, 6/14/24	500	519

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	270	263

Fairfax Financial Holdings Ltd., 4.85%, 4/17/28	250	271

Willis Towers Watson PLC, 5.75%, 3/15/21	450	461

XLIT Ltd., 4.45%, 3/31/25	210	217
5.25%, 12/15/43	250	283
		2,014

Railroad – 0.1%

Canadian National Railway Co., 2.85%, 12/15/21	85	83
2.75%, 3/1/26	250	266
6.90%, 7/15/28	25	32
6.25%, 8/1/34	15	20
6.20%, 6/1/36	40	54
6.38%, 11/15/37	20	28
3.50%, 11/15/42	150	159

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Railroad – 0.1% – continued

Canadian Pacific Railway Co., 5.95%, 5/15/37	$710	$916
		1,558

Retail – Consumer Discretionary – 0.0%

Alibaba Group Holding Ltd., 3.40%, 12/6/27	335	351

Software & Services – 0.0%

Thomson Reuters Corp., 5.50%, 8/15/35	150	169
5.65%, 11/23/43	285	320
		489

Sovereigns – 0.9%

Canada Government International Bond, 2.00%, 11/15/22	500	517

Chile Government International Bond, 3.25%, 9/14/21	400	406
3.13%, 1/21/26	500	521
3.63%, 10/30/42	200	212

Colombia Government International Bond, 4.38%, 7/12/21	1,000	1,010
4.50%, 1/28/26	500	506
7.38%, 9/18/37	350	436
6.13%, 1/18/41	250	287
5.63%, 2/26/44	500	549
5.00%, 6/15/45	1,500	1,538

Hungary Government International Bond, 5.38%, 3/25/24	390	429

Indonesia Government International Bond, 3.50%, 1/11/28	500	492
5.35%, 2/11/49	1,000	1,136

Israel Government International Bond, 4.00%, 6/30/22	250	261
4.50%, 1/30/43	200	218

Korea International Bond, 3.88%, 9/11/23	200	219
2.75%, 1/19/27	200	210
3.50%, 9/20/28	500	548

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Sovereigns – 0.9% – continued

Mexico Government International Bond, 4.00%, 10/2/23	$150	$153
3.75%, 1/11/28	1,000	994
7.50%, 4/8/33	100	139
6.75%, 9/27/34	750	986
6.05%, 1/11/40	820	972
4.75%, 3/8/44	1,000	1,007
5.55%, 1/21/45	500	564
4.60%, 1/23/46	500	497
4.35%, 1/15/47	500	486

Panama Government International Bond, 4.00%, 9/22/24	575	595
3.75%, 3/16/25	500	519
3.88%, 3/17/28	500	535
6.70%, 1/26/36	550	704
4.50%, 5/15/47	250	274

Peruvian Government International Bond, 7.35%, 7/21/25	500	636
6.55%, 3/14/37	500	726
5.63%, 11/18/50	600	894

Philippine Government International Bond, 4.20%, 1/21/24	1,000	1,053
10.63%, 3/16/25	500	657
5.50%, 3/30/26	200	227
7.75%, 1/14/31	500	706
6.38%, 10/23/34	500	663
5.00%, 1/13/37	500	593
3.70%, 2/2/42	500	549

Republic of Italy Government International Bond, 5.38%, 6/15/33	175	205

Republic of Poland Government International Bond, 5.13%, 4/21/21	150	156
3.00%, 3/17/23	1,000	1,037
4.00%, 1/22/24	150	163

Uruguay Government International Bond, 7.63%, 3/21/36	250	345

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Sovereigns – 0.9% – continued
4.13%, 11/20/45	$400	$408
5.10%, 6/18/50	750	849
		27,787

Supermarkets & Pharmacies – 0.0%

Koninklijke Ahold Delhaize N.V., 5.70%, 10/1/40	116	148

Supranationals – 1.3%

African Development Bank, 1.25%, 7/26/21	500	505
3.00%, 9/20/23	750	810

Asian Development Bank, 2.13%, 11/24/21	100	102
2.50%, 11/2/27	500	555
1.88%, 1/24/30	5,000	5,363

Corp. Andina de Fomento, 4.38%, 6/15/22	613	655

European Bank for Reconstruction & Development, 2.75%, 3/7/23	500	530

European Investment Bank, 2.38%, 5/13/21	2,500	2,551
2.13%, 10/15/21	200	205
2.25%, 3/15/22	250	258
2.50%, 3/15/23	2,500	2,640
3.25%, 1/29/24	250	275
2.25%, 6/24/24	2,000	2,135
2.50%, 10/15/24	1,000	1,082
2.13%, 4/13/26	1,500	1,625
4.88%, 2/15/36	200	297

Inter-American Development Bank, 2.63%, 4/19/21	2,000	2,044
1.25%, 9/14/21	550	556
1.75%, 9/14/22	400	412
3.00%, 2/21/24	150	165
2.13%, 1/15/25	500	532
2.00%, 6/2/26	1,000	1,088
3.13%, 9/18/28	1,000	1,169
3.88%, 10/28/41	200	286

International Bank for Reconstruction & Development, 2.25%, 6/24/21	500	510
2.75%, 7/23/21	4,000	4,115
1.38%, 9/20/21	2,000	2,026

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Supranationals – 1.3% – continued
2.00%, 1/26/22	$235	$241
1.63%, 2/10/22	1,000	1,020
2.50%, 11/25/24	600	651
2.13%, 3/3/25	700	748
2.50%, 7/29/25	500	545
4.75%, 2/15/35	25	37

International Finance Corp., 1.13%, 7/20/21	1,000	1,007

Nordic Investment Bank, 2.25%, 5/21/24	1,000	1,063
		37,803

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	295	298
6.13%, 11/15/37	505	648

Orange S.A., 9.00%, 3/1/31	610	926

Rogers Communications, Inc., 3.00%, 3/15/23	80	79
3.63%, 12/15/25	1,000	1,058
4.50%, 3/15/43	45	51
5.45%, 10/1/43	130	163

Vodafone Group PLC, 3.75%, 1/16/24	420	437
4.13%, 5/30/25	895	953
7.88%, 2/15/30	15	20
6.15%, 2/27/37	1,065	1,235
4.38%, 2/19/43	95	98
5.25%, 5/30/48	135	163
		6,129

Wireline Telecommunications Services – 0.1%

British Telecommunications PLC, 9.63%, 12/15/30	100	156

Deutsche Telekom International Finance
B.V., 8.75%, 6/15/30	400	540

Telefonica Emisiones S.A., 4.57%, 4/27/23	240	246
4.10%, 3/8/27	1,010	1,040

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 6.7% – continued

Wireline Telecommunications Services – 0.1% – continued
5.21%, 3/8/47	$150	$168
4.90%, 3/6/48	80	89
		2,239
Total Foreign Issuer Bonds
(Cost $190,916)		195,592

U.S. GOVERNMENT AGENCIES – 28.3% (11)

Fannie Mae – 11.4%
2.25%, 4/12/22	3,000	3,110
2.88%, 9/12/23	1,500	1,617
1.75%, 7/2/24	2,000	2,092
2.63%, 9/6/24	1,000	1,091
2.13%, 4/24/26	1,000	1,076
7.13%, 1/15/30	1,500	2,317
6.63%, 11/15/30	200	304
5.63%, 7/15/37	500	787

Fannie Mae-Aces, Series 2012-M17, Class A2, 2.18%, 11/25/22	142	145

Fannie Mae-Aces, Series 2012-M2, Class A2, 2.72%, 2/25/22	91	93

Fannie Mae-Aces, Series 2012-M4, Class 1A2, 2.98%, 4/25/22	55	56

Fannie Mae-Aces, Series 2012-M5, Class A2, 2.72%, 2/25/22	97	99

Fannie Mae-Aces, Series 2012-M9, Class A2, 2.48%, 4/25/22	122	124

Fannie Mae-Aces, Series 2013-M14, Class A2, 3.33%, 10/25/23	165	174

Fannie Mae-Aces, Series 2013-M6, Class 2A, 2.53%, 3/25/23 (1)(2)	87	89

Fannie Mae-Aces, Series 2013-M9, Class A2, 2.39%, 1/25/23	85	88

Fannie Mae-Aces, Series 2014-M13, Class A2, 3.02%, 8/25/24	100	106

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Fannie Mae-Aces, Series 2014-M3, Class A2, 3.48%, 1/25/24	$263	$284

Fannie Mae-Aces, Series 2015-M1, Class A2, 2.53%, 9/25/24	150	158

Fannie Mae-Aces, Series 2015-M11, Class A2, 2.83%, 4/25/25 (1)(2)	500	529

Fannie Mae-Aces, Series 2015-M3, Class A2, 2.72%, 10/25/24	247	253

Fannie Mae-Aces, Series 2016-M3, Class A2, 2.70%, 2/25/26	100	106

Fannie Mae-Aces, Series 2016-M4, Class A2, 2.58%, 3/25/26	100	106

Fannie Mae-Aces, Series 2016-M5, Class A2, 2.47%, 4/25/26	250	262

Fannie Mae-Aces, Series 2016-M7, Class AV2, 2.16%, 10/25/23	243	248

Fannie Mae-Aces, Series 2016-M9, Class A2, 2.29%, 6/25/26	100	104

Fannie Mae-Aces, Series 2017-M1, Class A2, 2.42%, 10/25/26 (1)(2)	100	104

Fannie Mae-Aces, Series 2017-M11, Class A2, 2.98%, 8/25/29	125	136

Fannie Mae-Aces, Series 2017-M14, Class A2, 2.88%, 11/25/27 (1)(2)	250	271

Fannie Mae-Aces, Series 2017-M2, Class A2, 2.80%, 2/25/27 (1)(2)	100	109

Fannie Mae-Aces, Series 2017-M4, Class A2, 2.58%, 12/25/26 (1)(2)	150	158

Fannie Mae-Aces, Series 2017-M5, Class A2, 3.18%, 4/25/29 (1)(2)	125	139

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Fannie Mae-Aces, Series 2017-M8, Class A2, 3.06%, 5/25/27	$300	$326

Fannie Mae-Aces, Series 2018-M1, Class A2, 2.98%, 12/25/27 (1)(2)	250	273

Fannie Mae-Aces, Series 2018-M10, Class A2, 3.38%, 7/25/28 (1)(2)	200	222

Fannie Mae-Aces, Series 2018-M12, Class A2, 3.64%, 8/25/30 (1)(2)	110	126

Fannie Mae-Aces, Series 2018-M13, Class A2, 3.70%, 9/25/30 (1)(2)	200	230

Fannie Mae-Aces, Series 2018-M2, Class A2, 2.90%, 1/25/28 (1)(2)	125	135

Fannie Mae-Aces, Series 2018-M3, Class A2, 3.09%, 2/25/30 (1)(2)	100	110

Fannie Mae-Aces, Series 2018-M4, Class A2, 3.05%, 3/25/28 (1)(2)	100	109

Fannie Mae-Aces, Series 2018-M8, Class A2, 3.33%, 6/25/28 (1)(2)	100	115

Fannie Mae-Aces, Series 2019-M1, Class A2, 3.55%, 9/25/28 (1)(2)	250	285

Fannie Mae-Aces, Series 2019-M18, Class A2, 2.47%, 8/25/29	200	210

Fannie Mae-Aces, Series 2019-M4, Class A2, 3.61%, 2/25/31	150	171

Fannie Mae-Aces, Series 2019-M7, Class A2, 3.14%, 4/25/29	200	225

Fannie Mae-Aces, Series 2019-M9, Class A2, 2.94%, 4/25/29	200	216

Fannie Mae-Aces, Series 2020-M1, Class A2, 2.44%, 9/25/29	150	165

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #256792, 6.50%, 6/1/22	$8	$8

Pool #256925, 6.00%, 10/1/37	13	15

Pool #256959, 6.00%, 11/1/37	81	93

Pool #257042, 6.50%, 1/1/38	173	200

Pool #257106, 4.50%, 1/1/28	2	2

Pool #257237, 4.50%, 6/1/28	23	25

Pool #707791, 5.00%, 6/1/33	90	99

Pool #725425, 5.50%, 4/1/34	34	38

Pool #730811, 4.50%, 8/1/33	77	85

Pool #735222, 5.00%, 2/1/35	20	22

Pool #735358, 5.50%, 2/1/35	80	91

Pool #735502, 6.00%, 4/1/35	12	14

Pool #737853, 5.00%, 9/1/33	193	214

Pool #745336, 5.00%, 3/1/36	413	459

Pool #745418, 5.50%, 4/1/36	30	34

Pool #745754, 5.00%, 9/1/34	237	262

Pool #745826, 6.00%, 7/1/36	100	115

Pool #747383, 5.50%, 10/1/33	89	97

Pool #755632, 5.00%, 4/1/34	64	71

Pool #772730, 5.00%, 4/1/34	71	78

Pool #790406, 6.00%, 9/1/34	42	48

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #793666, 5.50%, 9/1/34	$54	$60

Pool #796250, 5.50%, 11/1/34	39	44

Pool #800471, 5.50%, 10/1/34	183	204

Pool #817795, 6.00%, 8/1/36	21	23

Pool #826057, 5.00%, 7/1/35	50	56

Pool #826585, 5.00%, 8/1/35	92	102

Pool #828523, 5.00%, 7/1/35	36	40

Pool #831676, 6.50%, 8/1/36	12	14

Pool #832628, 5.50%, 9/1/20	1	1

Pool #833067, 5.50%, 9/1/35	124	141

Pool #833163, 5.00%, 9/1/35	57	63

Pool #840577, 5.00%, 10/1/20	1	1

Pool #844909, 4.50%, 10/1/20 (12)	–	–

Pool #845425, 6.00%, 2/1/36	59	68

Pool #847921, 5.50%, 11/1/20	9	9

Pool #864435, 4.50%, 12/1/20	5	5

Pool #868435, 6.00%, 4/1/36	101	116

Pool #869710, 6.00%, 4/1/36	39	44

Pool #871135, 6.00%, 1/1/37	32	36

Pool #880505, 6.00%, 8/1/21	1	1

Pool #881818, 6.50%, 8/1/36	85	102

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #885769, 6.00%, 6/1/36	$5	$6

Pool #885866, 6.00%, 6/1/36	73	82

Pool #888100, 5.50%, 9/1/36	144	162

Pool #888152, 5.00%, 5/1/21 (12)	–	–

Pool #888205, 6.50%, 2/1/37	30	36

Pool #888447, 4.00%, 5/1/21	1	1

Pool #889224, 5.50%, 1/1/37	155	176

Pool #889390, 6.00%, 3/1/23	8	8

Pool #889401, 6.00%, 3/1/38	69	80

Pool #889415, 6.00%, 5/1/37	300	346

Pool #889579, 6.00%, 5/1/38	143	164

Pool #889630, 6.50%, 3/1/38	19	22

Pool #889970, 5.00%, 12/1/36	113	126

Pool #890234, 6.00%, 10/1/38	67	78

Pool #890329, 4.00%, 4/1/26	638	672

Pool #890339, 5.00%, 9/1/20	1	1

Pool #890796, 3.50%, 12/1/45	2,712	2,907

Pool #893363, 5.00%, 6/1/36	37	41

Pool #893366, 5.00%, 4/1/35	54	60

Pool #898417, 6.00%, 10/1/36	17	20

Pool #899079, 5.00%, 3/1/37	39	43

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #902414, 5.50%, 11/1/36	$78	$88

Pool #906090, 5.50%, 1/1/37	97	109

Pool #910147, 5.00%, 3/1/22	8	9

Pool #912414, 4.50%, 1/1/22	9	10

Pool #915499, 5.00%, 3/1/37	59	64

Pool #918515, 5.00%, 6/1/37	48	53

Pool #923123, 5.00%, 4/1/36	9	10

Pool #923166, 7.50%, 1/1/37	6	6

Pool #928261, 4.50%, 3/1/36	62	68

Pool #928584, 6.50%, 8/1/37	210	246

Pool #928909, 6.00%, 12/1/37	1	1

Pool #928915, 6.00%, 11/1/37	8	9

Pool #930606, 4.00%, 2/1/39	400	432

Pool #931195, 4.50%, 5/1/24	59	62

Pool #932023, 5.00%, 1/1/38	58	64

Pool #932741, 4.50%, 4/1/40	282	309

Pool #934466, 5.50%, 9/1/23	24	25

Pool #940623, 5.50%, 8/1/37	24	27

Pool #943388, 6.00%, 6/1/37	128	147

Pool #943617, 6.00%, 8/1/37	53	61

Pool #945876, 5.50%, 8/1/37	9	10

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #946527, 7.00%, 9/1/37	$15	$16

Pool #947216, 6.00%, 10/1/37	37	43

Pool #949391, 5.50%, 8/1/22	1	1

Pool #953018, 6.50%, 10/1/37	56	64

Pool #953910, 6.00%, 11/1/37	33	38

Pool #955771, 6.50%, 10/1/37	36	40

Pool #959604, 6.50%, 11/1/37	8	9

Pool #959880, 5.50%, 11/1/37	15	17

Pool #962687, 5.00%, 4/1/38	82	91

Pool #963735, 4.50%, 6/1/23	29	31

Pool #965389, 6.00%, 10/1/23	19	19

Pool #966660, 6.00%, 12/1/37	1	2

Pool #968037, 6.00%, 1/1/38	26	29

Pool #969632, 6.50%, 1/1/38	18	19

Pool #970013, 4.50%, 6/1/38	76	82

Pool #972452, 5.50%, 3/1/38	112	125

Pool #975365, 5.00%, 6/1/23	15	16

Pool #976963, 5.50%, 2/1/38	957	1,084

Pool #981704, 5.00%, 6/1/23	43	45

Pool #981854, 5.50%, 7/1/38	42	47

Pool #984075, 4.50%, 6/1/23	13	13

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #986760, 5.50%, 7/1/38	$223	$253

Pool #987115, 5.50%, 9/1/23	7	7

Pool #992472, 6.00%, 10/1/38	9	10

Pool #992491, 4.50%, 10/1/23	17	18

Pool #993055, 5.50%, 12/1/38	17	19

Pool #995018, 5.50%, 6/1/38	49	55

Pool #995203, 5.00%, 7/1/35	340	377

Pool #995266, 5.00%, 12/1/23	109	115

Pool #995879, 6.00%, 4/1/39	66	76

Pool #AA0649, 5.00%, 12/1/38	215	240

Pool #AA2939, 4.50%, 4/1/39	401	441

Pool #AA4482, 4.00%, 4/1/39	331	358

Pool #AA4562, 4.50%, 9/1/39	369	406

Pool #AA8978, 4.50%, 7/1/39	99	109

Pool #AA9357, 4.50%, 8/1/39	327	358

Pool #AB1048, 4.50%, 5/1/40	480	525

Pool #AB2067, 3.50%, 1/1/41	713	764

Pool #AB2092, 4.00%, 1/1/41	364	395

Pool #AB2272, 4.50%, 2/1/41	490	543

Pool #AB2693, 4.50%, 4/1/41	342	376

Pool #AB2768, 4.50%, 4/1/41	392	429

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AB3035, 5.00%, 5/1/41	$552	$612

Pool #AB3246, 5.00%, 7/1/41	123	136

Pool #AB4057, 4.00%, 12/1/41	1,341	1,450

Pool #AB4293, 3.50%, 1/1/42	895	960

Pool #AB5049, 4.00%, 4/1/42	1,385	1,497

Pool #AB6016, 3.50%, 8/1/42	627	672

Pool #AB6293, 3.50%, 9/1/27	855	900

Pool #AB6472, 2.00%, 10/1/27	376	388

Pool #AB7076, 3.00%, 11/1/42	2,079	2,198

Pool #AB7503, 3.00%, 1/1/43	899	951

Pool #AB7733, 3.00%, 1/1/43	1,897	2,005

Pool #AB8787, 2.00%, 3/1/28	822	848

Pool #AB9019, 3.00%, 4/1/43	781	826

Pool #AB9136, 2.50%, 4/1/43	90	94

Pool #AB9363, 3.50%, 5/1/43	2,101	2,254

Pool #AB9990, 3.00%, 7/1/33	178	190

Pool #AC2947, 5.50%, 9/1/39	356	391

Pool #AC2969, 5.00%, 9/1/39	1,368	1,517

Pool #AC3263, 4.50%, 9/1/29	129	140

Pool #AC3312, 4.50%, 10/1/39	715	783

Pool #AC4861, 4.50%, 11/1/24	150	157

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AC5040, 4.00%, 10/1/24	$74	$78

Pool #AC6118, 4.50%, 11/1/39	193	211

Pool #AC6742, 4.50%, 1/1/40	776	850

Pool #AC8518, 5.00%, 12/1/39	291	323

Pool #AC9581, 5.50%, 1/1/40	699	785

Pool #AD0119, 6.00%, 7/1/38	185	213

Pool #AD0585, 4.50%, 12/1/39	375	415

Pool #AD0639, 6.00%, 12/1/38	55	63

Pool #AD0969, 5.50%, 8/1/37	250	283

Pool #AD5241, 4.50%, 7/1/40	205	225

Pool #AD5525, 5.00%, 6/1/40	286	317

Pool #AD5556, 4.00%, 6/1/25	57	60

Pool #AD7859, 5.00%, 6/1/40	183	201

Pool #AE0949, 4.00%, 2/1/41	805	870

Pool #AE0971, 4.00%, 5/1/25	48	51

Pool #AE0981, 3.50%, 3/1/41	647	694

Pool #AE1807, 4.00%, 10/1/40	1,011	1,093

Pool #AE3873, 4.50%, 10/1/40	156	171

Pool #AE5436, 4.50%, 10/1/40	189	207

Pool #AE7758, 3.50%, 11/1/25	110	115

Pool #AH0525, 4.00%, 12/1/40	865	935

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AH1295, 3.50%, 1/1/26	$220	$232

Pool #AH3226, 5.00%, 2/1/41	62	69

Pool #AH4158, 4.00%, 1/1/41	149	161

Pool #AH4450, 3.00%, 1/1/26	121	127

Pool #AH5573, 4.00%, 2/1/41	712	773

Pool #AH5614, 3.50%, 2/1/26	214	226

Pool #AH8854, 4.50%, 4/1/41	223	245

Pool #AI1247, 4.00%, 4/1/26	103	109

Pool #AI3470, 4.50%, 6/1/41	284	311

Pool #AI4361, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 8.11% Cap), 4.05%, 9/1/41 (2)	8	9

Pool #AI4380, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 7.88% Cap), 3.93%, 11/1/41 (2)	10	10

Pool #AI5603, 4.50%, 7/1/41	176	192

Pool #AI7743, 4.00%, 8/1/41	168	182

Pool #AI9137, 2.50%, 11/1/27	1,030	1,069

Pool #AI9555, 4.00%, 9/1/41	438	474

Pool #AI9828, (Floating, ICE LIBOR USD 1Y + 1.82%, 1.82% Floor, 7.94% Cap), 3.92%, 11/1/41 (2)	16	16

Pool #AJ2001, (Floating, ICE LIBOR USD 1Y + 1.80%, 1.80% Floor, 8.03% Cap), 3.68%, 10/1/41 (2)	14	14

Pool #AJ4093, 3.50%, 10/1/26	54	57

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AJ4408, 4.50%, 10/1/41	$101	$111

Pool #AJ6086, 3.00%, 12/1/26	172	180

Pool #AJ9152, 3.50%, 12/1/26	696	732

Pool #AJ9218, 4.00%, 2/1/42	615	665

Pool #AJ9326, 3.50%, 1/1/42	1,015	1,092

Pool #AJ9355, 3.00%, 1/1/27	378	396

Pool #AK4813, 3.50%, 3/1/42	435	466

Pool #AK4945, 3.50%, 2/1/42	468	502

Pool #AK7766, 2.50%, 3/1/27	460	478

Pool #AK9444, 4.00%, 3/1/42	142	152

Pool #AL0442, 5.50%, 6/1/40	74	84

Pool #AL0766, 4.00%, 9/1/41	986	1,072

Pool #AL1449, 4.00%, 1/1/42	1,093	1,181

Pool #AL1849, 6.00%, 2/1/39	294	338

Pool #AL1939, 3.50%, 6/1/42	1,090	1,170

Pool #AL2243, 4.00%, 3/1/42	1,040	1,124

Pool #AL2303, 4.50%, 6/1/26	85	90

Pool #AL2326, 4.50%, 4/1/42	1,912	2,095

Pool #AL2397, (Floating, ICE LIBOR USD 1Y + 1.71%, 1.71% Floor, 70% Cap), 4.36%, 8/1/42 (2)	60	61

Pool #AL2438, 3.00%, 9/1/27	891	934

Pool #AL2893, 3.50%, 12/1/42	2,591	2,786

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AL3396, 2.50%, 3/1/28	$425	$444

Pool #AL3803, 3.00%, 6/1/28	789	827

Pool #AL4408, 4.50%, 11/1/43	1,204	1,319

Pool #AL4462, 2.50%, 6/1/28	780	809

Pool #AL4908, 4.00%, 2/1/44	911	990

Pool #AL5167, 3.50%, 1/1/34	244	263

Pool #AL5254, 3.00%, 11/1/27	545	572

Pool #AL5377, 4.00%, 6/1/44	2,582	2,816

Pool #AL5734, 3.50%, 9/1/29	748	792

Pool #AL5785, 4.00%, 9/1/44	1,445	1,583

Pool #AL6488, 3.50%, 8/1/43	542	581

Pool #AL7807, 3.00%, 11/1/30	2,001	2,108

Pool #AL8469, 3.50%, 4/1/31	352	374

Pool #AL8908, 3.00%, 8/1/46	753	796

Pool #AL8951, 3.00%, 8/1/46	729	771

Pool #AL9582, 3.00%, 12/1/31	923	972

Pool #AO0752, 3.00%, 4/1/42	601	635

Pool #AO0800, 3.00%, 4/1/27	362	379

Pool #AO2973, 3.50%, 5/1/42	1,283	1,384

Pool #AO4136, 3.50%, 6/1/42	779	835

Pool #AO7970, 2.50%, 6/1/27	244	254

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AO8031, 3.50%, 7/1/42	$2,154	$2,311

Pool #AO8629, 3.50%, 7/1/42	359	385

Pool #AP6273, 3.00%, 10/1/42	593	628

Pool #AQ6784, 3.50%, 12/1/42	678	727

Pool #AQ8185, 2.50%, 1/1/28	153	159

Pool #AQ8647, 3.50%, 12/1/42	975	1,046

Pool #AR1706, 2.50%, 1/1/28	2,262	2,348

Pool #AR3054, 3.00%, 1/1/28	557	586

Pool #AR3792, 3.00%, 2/1/43	527	558

Pool #AR8151, 3.00%, 3/1/43	1,097	1,160

Pool #AR9188, 2.50%, 3/1/43	136	141

Pool #AR9582, 3.00%, 3/1/43	349	370

Pool #AS0018, 3.00%, 7/1/43	2,318	2,450

Pool #AS0275, 3.00%, 8/1/33	228	243

Pool #AS3294, 4.00%, 9/1/44	1,671	1,806

Pool #AS3600, 3.00%, 10/1/29	1,232	1,295

Pool #AS3657, 4.50%, 10/1/44	922	1,001

Pool #AS4085, 4.00%, 12/1/44	508	552

Pool #AS4306, 3.00%, 1/1/45	953	1,007

Pool #AS4458, 3.50%, 2/1/45	3,057	3,262

Pool #AS4715, 3.00%, 4/1/45	863	912

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AS5090, 2.50%, 6/1/30	$303	$316

Pool #AS5324, 2.50%, 7/1/30	718	745

Pool #AS5500, 3.00%, 7/1/35	359	380

Pool #AS5666, 4.00%, 8/1/45	968	1,045

Pool #AS5892, 3.50%, 10/1/45	1,372	1,461

Pool #AS6192, 3.50%, 11/1/45	2,618	2,789

Pool #AS6262, 3.50%, 11/1/45	1,526	1,626

Pool #AS6332, 3.50%, 12/1/45	1,724	1,836

Pool #AS6398, 3.50%, 12/1/45	1,198	1,276

Pool #AS6730, 3.50%, 2/1/46	2,196	2,343

Pool #AS6887, 2.50%, 3/1/31	643	669

Pool #AS7149, 3.00%, 5/1/46	1,300	1,375

Pool #AS7157, 3.00%, 5/1/46	784	828

Pool #AS7247, 4.00%, 5/1/46	476	513

Pool #AS7343, 3.00%, 6/1/46	746	786

Pool #AS7480, 2.00%, 7/1/31	174	179

Pool #AS7580, 3.00%, 7/1/46	897	946

Pool #AS8067, 3.00%, 10/1/46	1,277	1,348

Pool #AS8074, 3.00%, 10/1/46	719	759

Pool #AS8178, 3.00%, 10/1/36	220	233

Pool #AS8194, 2.50%, 10/1/31	2,124	2,211

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AS8424, 3.00%, 12/1/36	$349	$369

Pool #AS8483, 3.00%, 12/1/46	1,141	1,203

Pool #AS8591, 2.00%, 1/1/32	344	355

Pool #AS8614, 3.50%, 1/1/32	227	241

Pool #AS8699, 4.00%, 1/1/47	2,875	3,087

Pool #AS8787, 2.00%, 2/1/32	184	189

Pool #AS8960, 4.00%, 3/1/47	689	746

Pool #AS9505, 3.00%, 4/1/32	668	702

Pool #AS9615, 4.50%, 5/1/47	895	969

Pool #AT0666, 3.50%, 4/1/43	430	461

Pool #AT2720, 3.00%, 5/1/43	987	1,044

Pool #AT3164, 3.00%, 4/1/43	1,693	1,789

Pool #AT3180, 3.00%, 5/1/43	2,104	2,223

Pool #AT5026, 3.00%, 5/1/43	1,814	1,918

Pool #AU1657, 2.50%, 7/1/28	364	380

Pool #AU1689, 3.50%, 8/1/43	2,228	2,391

Pool #AU1808, 3.00%, 8/1/43	1,744	1,844

Pool #AU3164, 3.00%, 8/1/33	202	215

Pool #AU5918, 3.00%, 9/1/43	1,620	1,712

Pool #AU5919, 3.50%, 9/1/43	1,107	1,188

Pool #AV0691, 4.00%, 12/1/43	1,998	2,173

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #AV2339, 4.00%, 12/1/43	$445	$484

Pool #AW8167, 3.50%, 2/1/42	518	556

Pool #AW8595, 3.00%, 8/1/29	314	331

Pool #AX2163, 3.50%, 11/1/44	621	663

Pool #AX4413, 4.00%, 11/1/44	1,120	1,210

Pool #AX4839, 3.50%, 11/1/44	1,196	1,279

Pool #AX6139, 4.00%, 11/1/44	1,541	1,668

Pool #AY0544, 2.50%, 8/1/27	1,072	1,112

Pool #AY3062, 3.00%, 11/1/26	353	371

Pool #AY9555, 3.00%, 5/1/45	1,381	1,459

Pool #AZ1449, 3.00%, 7/1/45	927	980

Pool #AZ2936, 3.00%, 9/1/45	498	526

Pool #AZ2947, 4.00%, 9/1/45	1,085	1,173

Pool #AZ4775, 3.50%, 10/1/45	775	826

Pool #AZ6684, 3.00%, 2/1/31	706	742

Pool #BA2911, 3.00%, 11/1/30	301	316

Pool #BC0326, 3.50%, 12/1/45	572	610

Pool #BC0822, 3.50%, 4/1/46	5,098	5,407

Pool #BC1105, 3.50%, 2/1/46	2,073	2,208

Pool #BC1510, 3.00%, 8/1/46	611	644

Pool #BC9096, 3.50%, 12/1/46	834	885

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #BE3171, 2.50%, 2/1/32	$699	$728

Pool #BH1130, 3.50%, 4/1/32	547	578

Pool #BH5784, 3.00%, 11/1/32	2,374	2,500

Pool #BH7032, 3.50%, 12/1/47	582	618

Pool #BH7106, 3.50%, 1/1/48	1,210	1,283

Pool #BH9215, 3.50%, 1/1/48	2,117	2,243

Pool #BJ0648, 3.50%, 3/1/48	1,234	1,308

Pool #BJ9181, 5.00%, 5/1/48	887	958

Pool #BJ9260, 4.00%, 4/1/48	1,156	1,237

Pool #BJ9977, 4.00%, 5/1/48	566	608

Pool #BK0276, 4.00%, 9/1/48	424	454

Pool #BK0920, 4.00%, 7/1/48	2,283	2,430

Pool #BK0922, 4.50%, 7/1/48	337	363

Pool #BK4740, 4.00%, 8/1/48	658	701

Pool #BK4764, 4.00%, 8/1/48	666	711

Pool #BK4816, 4.00%, 9/1/48	1,203	1,283

Pool #BM1687, 4.00%, 1/1/47	2,716	2,916

Pool #BM1787, 4.00%, 9/1/47	1,692	1,831

Pool #BM2001, 3.50%, 12/1/46	310	329

Pool #BM3286, 4.50%, 11/1/47	181	196

Pool #BM4151, 2.50%, 6/1/32	2,216	2,301

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #BM5288, 3.50%, 1/1/34	$721	$759

Pool #BM5466, 2.50%, 10/1/43	790	822

Pool #BM5804, 5.00%, 1/1/49	1,303	1,407

Pool #BN1176, 4.50%, 11/1/48	540	581

Pool #BN1628, 4.50%, 11/1/48	417	448

Pool #BN5947, 3.50%, 6/1/49	529	564

Pool #BN6097, 4.00%, 6/1/49	3,436	3,658

Pool #BN6683, 3.50%, 6/1/49	1,343	1,419

Pool #BO1012, 3.50%, 8/1/49	665	702

Pool #BO1021, 3.50%, 8/1/49	686	725

Pool #BO1169, 3.50%, 7/1/49	448	473

Pool #BO1444, 3.00%, 10/1/49	535	562

Pool #BO1461, 3.00%, 10/1/49	291	305

Pool #BO3181, 2.50%, 10/1/49	1,319	1,367

Pool #BO4708, 3.00%, 11/1/49	1,331	1,395

Pool #BO8620, 3.00%, 12/1/49	1,115	1,172

Pool #CA0110, 3.50%, 8/1/47	1,449	1,536

Pool #CA0619, 4.00%, 10/1/47	324	348

Pool #CA0620, 4.00%, 10/1/47	3,480	3,735

Pool #CA0656, 3.50%, 11/1/47	1,984	2,112

Pool #CA0859, 3.50%, 12/1/47	1,858	1,969

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #CA0917, 3.50%, 12/1/47	$1,185	$1,261

Pool #CA1370, 4.00%, 3/1/48	738	795

Pool #CA1378, 4.00%, 3/1/48	735	786

Pool #CA1564, 4.50%, 4/1/48	354	381

Pool #CA1711, 4.50%, 5/1/48	1,061	1,144

Pool #CA1902, 4.50%, 6/1/48	1,133	1,229

Pool #CA1909, 4.50%, 6/1/48	496	533

Pool #CA1951, 4.00%, 7/1/48	802	856

Pool #CA1952, 4.50%, 6/1/48	373	402

Pool #CA2056, 4.50%, 7/1/48	473	509

Pool #CA2208, 4.50%, 8/1/48	360	387

Pool #CA2256, 3.50%, 8/1/33	714	755

Pool #CA2366, 3.50%, 9/1/48	619	655

Pool #CA2375, 4.00%, 9/1/48	2,305	2,455

Pool #CA2559, 4.00%, 11/1/33	795	838

Pool #CA2616, 3.50%, 11/1/48	1,777	1,895

Pool #CA2729, 4.50%, 11/1/48	2,131	2,290

Pool #CA4029, 4.00%, 8/1/49	2,880	3,073

Pool #FM1708, 3.00%, 12/1/45	475	502

Pool #FM1938, 4.50%, 9/1/49	2,357	2,533

Pool #MA0361, 4.00%, 3/1/30	117	126

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #MA0667, 4.00%, 3/1/31	$318	$347

Pool #MA0706, 4.50%, 4/1/31	369	403

Pool #MA0711, 3.50%, 4/1/31	199	210

Pool #MA0804, 4.00%, 7/1/31	205	224

Pool #MA0976, 3.50%, 2/1/32	452	485

Pool #MA1107, 3.50%, 7/1/32	571	613

Pool #MA1138, 3.50%, 8/1/32	313	336

Pool #MA1141, 3.00%, 8/1/32	163	173

Pool #MA1200, 3.00%, 10/1/32	882	938

Pool #MA1239, 3.50%, 11/1/32	423	455

Pool #MA1432, 3.00%, 5/1/33	900	955

Pool #MA1511, 2.50%, 7/1/33	272	284

Pool #MA1764, 4.00%, 1/1/34	381	416

Pool #MA2320, 3.00%, 7/1/35	794	842

Pool #MA2473, 3.50%, 12/1/35	331	356

Pool #MA2489, 2.50%, 12/1/30	1,028	1,067

Pool #MA2512, 4.00%, 1/1/46	461	498

Pool #MA2670, 3.00%, 7/1/46	2,052	2,156

Pool #MA2672, 3.00%, 7/1/36	442	467

Pool #MA2705, 3.00%, 8/1/46	1,450	1,535

Pool #MA2737, 3.00%, 9/1/46	661	697

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #MA2738, 3.00%, 9/1/36	$636	$673

Pool #MA2771, 3.00%, 10/1/46	713	752

Pool #MA2775, 2.50%, 10/1/31	361	375

Pool #MA2781, 2.50%, 10/1/46	477	496

Pool #MA2804, 3.00%, 11/1/36	792	838

Pool #MA2817, 2.50%, 11/1/36	355	369

Pool #MA2841, 2.50%, 12/1/36	143	149

Pool #MA2863, 3.00%, 1/1/47	10,548	11,113

Pool #MA2895, 3.00%, 2/1/47	608	638

Pool #MA2929, 3.50%, 3/1/47	3,349	3,548

Pool #MA3028, 3.50%, 6/1/37	690	735

Pool #MA3057, 3.50%, 7/1/47	1,728	1,830

Pool #MA3058, 4.00%, 7/1/47	628	674

Pool #MA3059, 3.50%, 7/1/37	130	138

Pool #MA3073, 4.50%, 7/1/47	1,178	1,277

Pool #MA3127, 3.00%, 9/1/37	288	304

Pool #MA3150, 4.50%, 10/1/47	595	645

Pool #MA3181, 3.50%, 11/1/37	214	228

Pool #MA3182, 3.50%, 11/1/47	1,842	1,952

Pool #MA3184, 4.50%, 11/1/47	181	196

Pool #MA3185, 3.00%, 11/1/37	365	386

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #MA3188, 3.00%, 11/1/32	$1,002	$1,053

Pool #MA3211, 4.00%, 12/1/47	339	364

Pool #MA3239, 4.00%, 1/1/48	1,434	1,528

Pool #MA3276, 3.50%, 2/1/48	1,589	1,678

Pool #MA3281, 4.00%, 2/1/38	715	772

Pool #MA3334, 4.50%, 4/1/48	1,204	1,298

Pool #MA3385, 4.50%, 6/1/48	457	492

Pool #MA3412, 3.50%, 7/1/38	429	456

Pool #MA3413, 4.00%, 7/1/38	158	170

Pool #MA3443, 4.00%, 8/1/48	530	565

Pool #MA3444, 4.50%, 8/1/48	439	473

Pool #MA3467, 4.00%, 9/1/48	517	551

Pool #MA3492, 4.00%, 10/1/38	138	148

Pool #MA3547, 3.00%, 12/1/33	741	775

Pool #MA3590, 4.00%, 2/1/39	138	148

Pool #MA3685, 3.00%, 6/1/49	841	881

Pool #MA3692, 3.50%, 7/1/49	720	759

Pool #MA3695, 3.00%, 7/1/34	328	343

Pool #MA3744, 3.00%, 8/1/49	910	953

Pool #MA3765, 2.50%, 9/1/49	1,300	1,346

Pool #MA3870, 2.50%, 12/1/49	494	512

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Fannie Mae – 11.4% – continued

Pool #MA3871, 3.00%, 12/1/49	$660	$691

Pool #MA3896, 2.50%, 1/1/35	1,466	1,521

Pool #MA3898, 3.50%, 1/1/35	1,459	1,537

Pool #MA3902, 2.50%, 1/1/50	495	513
		334,217

Federal Farm Credit Bank – 0.0%

1.38%, 10/11/22	1,000	1,012

Federal Home Loan Bank – 0.6%

1.88%, 7/7/21	3,500	3,566

1.70%, 8/25/21	2,200	2,203

3.00%, 10/12/21	3,000	3,120

1.63%, 12/20/21	4,000	4,085

1.38%, 2/17/23	3,500	3,594

5.50%, 7/15/36	500	772
		17,340

Freddie Mac – 6.6%

2.38%, 1/13/22	1,500	1,553

2.75%, 6/19/23	1,000	1,071

6.75%, 3/15/31	1,200	1,866

Freddie Mac Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.87%, 12/25/21	91	93

Freddie Mac Multifamily Structured Pass Through Certificates, Series K018, Class A2, 2.79%, 1/25/22	495	508

Freddie Mac Multifamily Structured Pass Through Certificates, Series K020, Class A2, 2.37%, 5/25/22	150	153

Freddie Mac Multifamily Structured Pass Through Certificates, Series K023, Class A2, 2.31%, 8/25/22	350	358

Freddie Mac Multifamily Structured Pass Through Certificates, Series K024, Class A2, 2.57%, 9/25/22	200	206

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K028, Class A2, 3.11%, 2/25/23	$300	$314

Freddie Mac Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	250	263

Freddie Mac Multifamily Structured Pass Through Certificates, Series K030, Class A2, 3.25%, 4/25/23	300	316

Freddie Mac Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 4/25/23	227	241

Freddie Mac Multifamily Structured Pass Through Certificates, Series K032, Class A2, 3.31%, 5/25/23	365	389

Freddie Mac Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, 7/25/23	350	370

Freddie Mac Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.39%, 3/25/24	295	318

Freddie Mac Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	300	324

Freddie Mac Multifamily Structured Pass Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	300	324

Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24	200	212

Freddie Mac Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	200	215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K046, Class A2, 3.21%, 3/25/25	$250	$271

Freddie Mac Multifamily Structured Pass Through Certificates, Series K047, Class A2, 3.33%, 5/25/25	500	547

Freddie Mac Multifamily Structured Pass Through Certificates, Series K051, Class A2, 3.31%, 9/25/25	300	329

Freddie Mac Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, 12/25/25	300	325

Freddie Mac Multifamily Structured Pass Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	250	268

Freddie Mac Multifamily Structured Pass Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	500	535

Freddie Mac Multifamily Structured Pass Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	400	425

Freddie Mac Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	250	268

Freddie Mac Multifamily Structured Pass Through Certificates, Series K059, Class A2, 3.12%, 9/25/26	100	110

Freddie Mac Multifamily Structured Pass Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	350	394

Freddie Mac Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.12%, 6/25/27	350	391

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	$250	$281

Freddie Mac Multifamily Structured Pass Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	150	169

Freddie Mac Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.19%, 9/25/27	200	225

Freddie Mac Multifamily Structured Pass Through Certificates, Series K070, Class A2, 3.30%, 11/25/27	150	170

Freddie Mac Multifamily Structured Pass Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	150	172

Freddie Mac Multifamily Structured Pass Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	150	171

Freddie Mac Multifamily Structured Pass Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	150	173

Freddie Mac Multifamily Structured Pass Through Certificates, Series K075, Class A2, 3.65%, 2/25/28	150	174

Freddie Mac Multifamily Structured Pass Through Certificates, Series K076, Class A2, 3.90%, 4/25/28	200	235

Freddie Mac Multifamily Structured Pass Through Certificates, Series K077, Class A2, 3.85%, 5/25/28	200	234

Freddie Mac Multifamily Structured Pass Through Certificates, Series K078, Class A2, 3.85%, 6/25/28	150	176

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K079, Class A2, 3.93%, 6/25/28	$200	$237

Freddie Mac Multifamily Structured Pass Through Certificates, Series K080, Class A2, 3.93%, 7/25/28	200	235

Freddie Mac Multifamily Structured Pass Through Certificates, Series K081, Class A2, 3.90%, 8/25/28	200	238

Freddie Mac Multifamily Structured Pass Through Certificates, Series K082, Class A2, 3.92%, 9/25/28	350	415

Freddie Mac Multifamily Structured Pass Through Certificates, Series K083, Class A2, 4.05%, 9/25/28	200	240

Freddie Mac Multifamily Structured Pass Through Certificates, Series K086, Class A2, 3.86%, 11/25/28	200	237

Freddie Mac Multifamily Structured Pass Through Certificates, Series K090, Class A2, 3.42%, 2/25/29	500	577

Freddie Mac Multifamily Structured Pass Through Certificates, Series K091, Class A2, 3.51%, 3/25/29	150	174

Freddie Mac Multifamily Structured Pass Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	300	345

Freddie Mac Multifamily Structured Pass Through Certificates, Series K093, Class A2, 2.98%, 5/25/29	200	225

Freddie Mac Multifamily Structured Pass Through Certificates, Series K094, Class A2, 2.90%, 6/25/29	300	336

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K102, Class A2, 2.54%, 10/25/29	$250	$273

Freddie Mac Multifamily Structured Pass Through Certificates, Series K104, Class A2, 2.25%, 2/25/52	250	267

Freddie Mac Multifamily Structured Pass Through Certificates, Series K105, Class A2, 1.87%, 3/25/53	200	207

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A2, 3.72%, 1/25/31	100	121

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1510, Class A3, 3.79%, 1/25/34	100	120

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A2, 3.47%, 3/25/31	100	122

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1511, Class A3, 3.54%, 3/25/34	100	119

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A2, 2.99%, 5/25/31	100	110

Freddie Mac Multifamily Structured Pass Through Certificates, Series K-1512, Class A3, 3.06%, 4/25/34	100	115

Freddie Mac Multifamily Structured Pass Through Certificates, Series K154, Class A2, 3.42%, 4/25/32	100	118

Freddie Mac Multifamily Structured Pass Through Certificates, Series K155, Class A3, 3.75%, 4/25/33	100	125

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A2, 3.99%, 5/25/33	$100	$118

Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A3, 3.99%, 8/25/33	100	122

Freddie Mac Multifamily Structured Pass Through Certificates, Series K718, Class A2, 2.79%, 1/25/22	250	257

Freddie Mac Multifamily Structured Pass Through Certificates, Series K719, Class A2, 2.73%, 6/25/22	64	66

Freddie Mac Multifamily Structured Pass Through Certificates, Series K721, Class A2, 3.09%, 8/25/22	250	258

Freddie Mac Multifamily Structured Pass Through Certificates, Series K722, Class A2, 2.41%, 3/25/23	250	257

Freddie Mac Multifamily Structured Pass Through Certificates, Series K723, Class A2, 2.45%, 8/25/23	250	259

Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.14%, 10/25/24	200	214

Freddie Mac Multifamily Structured Pass Through Certificates, Series K730, Class A2, 3.59%, 1/25/25	200	218

Freddie Mac Multifamily Structured Pass Through Certificates, Series K731, Class A2, 3.60%, 2/25/25	150	163

Freddie Mac Multifamily Structured Pass Through Certificates, Series K732, Class A2, 3.70%, 5/25/25	400	440

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Freddie Mac Multifamily Structured Pass Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	$500	$553

Freddie Mac Multifamily Structured Pass Through Certificates, Series K734, Class A2, 3.21%, 2/25/26	200	218

Freddie Mac Multifamily Structured Pass Through Certificates, Series K735, Class A2, 2.86%, 5/25/26	150	161

Pool #QA0127, 3.50%, 6/1/49	2,132	2,277

Pool #QA1132, 3.50%, 7/1/49	1,046	1,104

Pool #QA1263, 3.50%, 7/1/49	1,096	1,174

Pool #QA4699, 3.00%, 11/1/49	763	799

Pool #QN0818, 2.50%, 10/1/34	1,013	1,051

Pool #RA1196, 4.00%, 8/1/49	4,352	4,643

Pool #RA1501, 3.00%, 10/1/49	647	678

Pool #SD0163, 3.00%, 12/1/49	1,544	1,621

Pool #SD8019, 4.50%, 10/1/49	1,841	1,979

Pool #SD8023, 2.50%, 11/1/49	983	1,018

Pool #SD8029, 2.50%, 12/1/49	986	1,021

Pool #SD8037, 2.50%, 1/1/50	990	1,026

Pool #ZA1036, 4.50%, 2/1/40	202	221

Pool #ZA1159, 3.50%, 4/1/42	481	518

Pool #ZA1165, 3.50%, 4/1/42	994	1,066

Pool #ZA1254, 3.00%, 10/1/42	2,243	2,371

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Pool #ZA1334, 3.50%, 7/1/42	$338	$363

Pool #ZA1361, 3.50%, 5/1/43	423	454

Pool #ZA1375, 4.00%, 9/1/44	322	348

Pool #ZA1378, 3.50%, 10/1/44	460	492

Pool #ZA2773, 2.50%, 8/1/27	174	181

Pool #ZA3862, 2.50%, 5/1/31	612	638

Pool #ZA4194, 3.00%, 4/1/43	406	430

Pool #ZA4214, 3.00%, 5/1/43	641	679

Pool #ZA4715, 4.00%, 9/1/46	2,071	2,241

Pool #ZA5107, 4.00%, 11/1/47	689	739

Pool #ZA5642, 4.00%, 9/1/48	1,774	1,891

Pool #ZA5950, 4.50%, 11/1/48	3,209	3,450

Pool #ZI6135, 5.00%, 9/1/34	653	737

Pool #ZI6854, 4.50%, 12/1/37	51	55

Pool #ZI7645, 5.00%, 6/1/38	218	239

Pool #ZI8519, 4.50%, 2/1/39	40	44

Pool #ZI9157, 4.50%, 9/1/39	1,165	1,275

Pool #ZI9349, 4.50%, 10/1/39	668	732

Pool #ZI9657, 4.50%, 1/1/40	565	618

Pool #ZI9862, 4.50%, 3/1/40	346	383

Pool #ZI9939, 4.50%, 4/1/40	237	260

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Pool #ZJ0631, 4.50%, 10/1/40	$332	$364

Pool #ZJ1046, 4.00%, 1/1/41	398	432

Pool #ZJ1052, 4.00%, 1/1/41	312	337

Pool #ZJ1228, 4.00%, 2/1/41	680	734

Pool #ZJ1359, 4.50%, 3/1/41	280	307

Pool #ZK5468, 2.00%, 5/1/28	755	779

Pool #ZK7259, 2.50%, 4/1/30	679	707

Pool #ZK7533, 2.50%, 7/1/30	463	480

Pool #ZL1714, 4.50%, 7/1/41	365	400

Pool #ZL1806, 4.50%, 8/1/41	943	1,033

Pool #ZL1922, 4.00%, 9/1/41	177	191

Pool #ZL2350, 3.50%, 11/1/41	229	246

Pool #ZL3211, 3.50%, 6/1/42	628	674

Pool #ZL3245, 4.00%, 6/1/42	1,239	1,341

Pool #ZL3535, 3.50%, 8/1/42	1,021	1,102

Pool #ZL3551, 3.50%, 8/1/42	967	1,038

Pool #ZL4634, 3.00%, 1/1/43	3,166	3,343

Pool #ZL4709, 3.00%, 1/1/43	679	718

Pool #ZL5074, 3.00%, 2/1/43	313	331

Pool #ZL5915, 3.50%, 5/1/43	1,682	1,805

Pool #ZL5927, 3.00%, 5/1/43	330	349

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Pool #ZL6381, 3.00%, 6/1/43	$793	$839

Pool #ZL6467, 3.00%, 7/1/43	594	628

Pool #ZL6676, 3.00%, 8/1/43	1,026	1,084

Pool #ZL6920, 3.50%, 8/1/43	366	392

Pool #ZL7780, 4.00%, 2/1/44	608	661

Pool #ZL8299, 3.50%, 7/1/44	2,166	2,321

Pool #ZL8300, 4.00%, 7/1/44	1,648	1,782

Pool #ZL8709, 4.00%, 11/1/44	565	607

Pool #ZM0489, 4.00%, 11/1/45	747	806

Pool #ZM0617, 3.50%, 12/1/45	599	640

Pool #ZM1194, 3.00%, 6/1/46	983	1,038

Pool #ZM1933, 3.00%, 10/1/46	918	969

Pool #ZM2167, 3.00%, 11/1/46	1,354	1,428

Pool #ZM2286, 3.50%, 12/1/46	2,546	2,701

Pool #ZM3525, 3.50%, 6/1/47	314	335

Pool #ZM3933, 3.50%, 8/1/47	1,133	1,205

Pool #ZM4305, 3.50%, 9/1/47	1,432	1,517

Pool #ZM4601, 3.50%, 10/1/47	2,456	2,607

Pool #ZM4711, 4.00%, 11/1/47	3,347	3,599

Pool #ZM4736, 3.50%, 11/1/47	604	640

Pool #ZM4908, 3.50%, 11/1/47	1,236	1,313

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Pool #ZM5133, 3.50%, 12/1/47	$491	$520

Pool #ZM5397, 3.50%, 1/1/48	1,345	1,426

Pool #ZM5659, 3.50%, 2/1/48	1,121	1,188

Pool #ZM5917, 4.00%, 3/1/48	858	918

Pool #ZM6682, 4.50%, 5/1/48	785	847

Pool #ZM7370, 4.00%, 7/1/48	701	746

Pool #ZM7378, 5.00%, 7/1/48	532	574

Pool #ZM7849, 4.00%, 8/1/48	541	576

Pool #ZM8045, 4.00%, 9/1/48	1,148	1,224

Pool #ZM8575, 4.50%, 10/1/48	737	792

Pool #ZN1506, 3.50%, 11/1/48	1,269	1,353

Pool #ZN3447, 3.50%, 2/1/49	500	529

Pool #ZS0932, 4.50%, 8/1/34	20	22

Pool #ZS0971, 5.00%, 12/1/35	194	216

Pool #ZS1567, 5.00%, 8/1/37	24	26

Pool #ZS2391, 5.00%, 9/1/38	48	54

Pool #ZS2499, 5.00%, 3/1/38	109	121

Pool #ZS2533, 4.50%, 2/1/39	131	143

Pool #ZS2827, 4.50%, 11/1/39	313	345

Pool #ZS2905, 4.50%, 4/1/40	406	445

Pool #ZS3554, 3.50%, 7/1/42	519	556

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Pool #ZS3596, 4.00%, 6/1/42	$1,356	$1,466

Pool #ZS3613, 4.00%, 8/1/42	748	809

Pool #ZS3792, 2.50%, 7/1/43	575	599

Pool #ZS4078, 3.50%, 1/1/45	748	802

Pool #ZS4100, 3.50%, 3/1/45	1,505	1,610

Pool #ZS4127, 4.50%, 7/1/44	359	393

Pool #ZS4472, 3.50%, 2/1/42	609	653

Pool #ZS4522, 3.00%, 7/1/43	1,956	2,068

Pool #ZS4536, 3.50%, 10/1/43	799	857

Pool #ZS4584, 3.00%, 9/1/44	336	354

Pool #ZS4590, 3.00%, 11/1/44	3,481	3,676

Pool #ZS4600, 4.00%, 1/1/45	971	1,049

Pool #ZS4607, 3.50%, 3/1/45	1,329	1,416

Pool #ZS4617, 3.00%, 6/1/45	604	638

Pool #ZS4618, 3.50%, 6/1/45	1,056	1,125

Pool #ZS4621, 3.00%, 7/1/45	1,467	1,551

Pool #ZS4627, 4.00%, 8/1/45	332	359

Pool #ZS4629, 3.00%, 9/1/45	4,399	4,646

Pool #ZS4630, 3.50%, 9/1/45	811	863

Pool #ZS4634, 4.00%, 10/1/45	449	485

Pool #ZS4639, 4.00%, 11/1/45	417	451

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Pool #ZS4642, 3.50%, 12/1/45	$1,550	$1,651

Pool #ZS4655, 3.50%, 3/1/46	801	853

Pool #ZS4667, 3.00%, 6/1/46	1,015	1,072

Pool #ZS4671, 3.00%, 8/1/46	2,209	2,330

Pool #ZS4677, 3.00%, 9/1/46	616	649

Pool #ZS4682, 3.00%, 10/1/46	812	857

Pool #ZS4703, 3.00%, 2/1/47	529	558

Pool #ZS4722, 3.50%, 6/1/47	933	988

Pool #ZS4730, 3.50%, 8/1/47	352	373

Pool #ZS4740, 4.00%, 10/1/47	1,417	1,524

Pool #ZS4743, 3.50%, 11/1/47	2,149	2,278

Pool #ZS4745, 4.50%, 11/1/47	1,269	1,375

Pool #ZS4747, 3.50%, 12/1/47	567	598

Pool #ZS4748, 4.00%, 12/1/47	1,490	1,599

Pool #ZS4749, 4.50%, 12/1/47	419	453

Pool #ZS4752, 4.00%, 1/1/48	1,238	1,332

Pool #ZS4759, 3.50%, 3/1/48	1,363	1,453

Pool #ZS4769, 4.00%, 5/1/48	918	977

Pool #ZS4773, 4.50%, 6/1/48	257	277

Pool #ZS4781, 4.50%, 7/1/48	590	635

Pool #ZS4785, 4.00%, 8/1/48	730	777

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac – 6.6% – continued

Pool #ZS6948, 2.50%, 11/1/28	$444	$463

Pool #ZS8023, 2.00%, 8/1/32	117	121

Pool #ZS8495, 2.50%, 8/1/28	1,721	1,787

Pool #ZS8628, 2.00%, 11/1/31	195	201

Pool #ZS8639, 2.00%, 1/1/32	66	68

Pool #ZS9449, 3.50%, 8/1/45	812	867

Pool #ZS9495, 3.50%, 10/1/45	1,160	1,243

Pool #ZS9580, 3.50%, 12/1/45	1,151	1,226

Pool #ZS9618, 3.50%, 3/1/46	1,954	2,094

Pool #ZS9805, 3.00%, 9/1/46	1,100	1,162

Pool #ZS9813, 3.00%, 9/1/46	1,078	1,138

Pool #ZS9827, 3.00%, 10/1/46	848	895

Pool #ZS9828, 3.00%, 10/1/46	877	925

Pool #ZT0000, 3.00%, 1/1/47	3,166	3,346

Pool #ZT0074, 3.50%, 3/1/47	3,717	3,954

Pool #ZT0495, 4.50%, 8/1/48	322	346

Pool #ZT0524, 4.50%, 9/1/48	1,042	1,127

Pool #ZT0712, 4.00%, 10/1/48	1,068	1,138

Pool #ZT0787, 4.00%, 10/1/48	1,130	1,203

Pool #ZT1702, 4.00%, 1/1/49	2,238	2,384

Pool #ZT2091, 3.00%, 6/1/34	403	422
		193,246

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3%

Pool #A16753, 5.00%, 11/1/33	$33	$36

Pool #A17665, 5.00%, 1/1/34	43	48

Pool #A27950, 5.50%, 11/1/34	197	222

Pool #A31136, 5.50%, 1/1/35	191	211

Pool #A39306, 5.50%, 11/1/35	89	99

Pool #A46224, 5.00%, 7/1/35	16	18

Pool #A48104, 5.00%, 1/1/36	53	59

Pool #A51296, 6.00%, 8/1/36	6	7

Pool #A54897, 6.50%, 8/1/36	11	12

Pool #A56110, 5.50%, 12/1/36	114	125

Pool #A57604, 5.00%, 3/1/37	122	136

Pool #A58718, 5.50%, 3/1/37	12	14

Pool #A59081, 5.50%, 4/1/37	126	142

Pool #A61560, 5.50%, 10/1/36	193	218

Pool #A61597, 5.50%, 12/1/35	32	35

Pool #A64474, 5.50%, 9/1/37	13	15

Pool #A67116, 7.00%, 10/1/37	15	18

Pool #A68761, 5.50%, 9/1/37	122	133

Pool #A69303, 6.00%, 11/1/37	17	20

Pool #A73778, 5.00%, 2/1/38	73	81

Pool #A74134, 7.00%, 2/1/38	21	22

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3% – continued

Pool #A81606, 6.00%, 9/1/38	$17	$18

Pool #A83008, 5.50%, 11/1/38	176	199

Pool #A91541, 5.00%, 3/1/40	157	173

Pool #C91009, 5.00%, 11/1/26	8	9

Pool #C91247, 5.00%, 4/1/29	85	92

Pool #C91354, 4.00%, 1/1/31	315	344

Pool #C91370, 4.50%, 5/1/31	158	173

Pool #C91388, 3.50%, 2/1/32	198	213

Pool #C91402, 4.00%, 10/1/31	258	281

Pool #C91408, 3.50%, 11/1/31	195	209

Pool #C91485, 3.50%, 8/1/32	308	331

Pool #C91811, 4.00%, 1/1/35	141	154

Pool #C91826, 3.00%, 5/1/35	260	275

Pool #C91858, 3.00%, 12/1/35	274	291

Pool #C91879, 3.00%, 6/1/36	311	329

Pool #C91891, 3.00%, 9/1/36	334	354

Pool #C91904, 2.50%, 11/1/36	213	223

Pool #C91908, 3.00%, 1/1/37	141	149

Pool #C91949, 3.00%, 9/1/37	360	381

Pool #C91955, 3.00%, 10/1/37	299	317

Pool #C91970, 3.50%, 1/1/38	383	407

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3% – continued

Pool #C91971, 4.00%, 1/1/38	$140	$151

Pool #C92003, 3.50%, 7/1/38	273	290

Pool #C92010, 4.00%, 8/1/38	348	374

Pool #D97564, 5.00%, 1/1/28	96	104

Pool #D99094, 3.00%, 3/1/32	198	211

Pool #E03033, 3.00%, 2/1/27	349	366

Pool #E04044, 3.50%, 8/1/27	639	673

Pool #G02064, 5.00%, 2/1/36	91	101

Pool #G02069, 5.50%, 3/1/36	13	15

Pool #G02386, 6.00%, 11/1/36	146	168

Pool #G02391, 6.00%, 11/1/36	5	5

Pool #G02540, 5.00%, 11/1/34	46	51

Pool #G02649, 6.00%, 1/1/37	6	7

Pool #G02702, 6.50%, 1/1/37	11	12

Pool #G02789, 6.00%, 4/1/37	567	653

Pool #G02911, 6.00%, 4/1/37	7	8

Pool #G02973, 6.00%, 6/1/37	19	22

Pool #G03121, 5.00%, 6/1/36	76	84

Pool #G03134, 5.50%, 8/1/36	35	40

Pool #G03218, 6.00%, 9/1/37	21	24

Pool #G03351, 6.00%, 9/1/37	38	44

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3% – continued

Pool #G03513, 6.00%, 11/1/37	$44	$51

Pool #G03600, 7.00%, 11/1/37	19	22

Pool #G03737, 6.50%, 11/1/37	257	294

Pool #G03992, 6.00%, 3/1/38	46	53

Pool #G04287, 5.00%, 5/1/38	82	91

Pool #G04459, 5.50%, 6/1/38	68	77

Pool #G04611, 6.00%, 7/1/38	135	156

Pool #G04650, 6.50%, 9/1/38	68	78

Pool #G05733, 5.00%, 11/1/39	236	261

Pool #G05969, 5.00%, 8/1/40	134	148

Pool #G05971, 5.50%, 8/1/40	599	679

Pool #G06020, 5.50%, 12/1/39	547	619

Pool #G06767, 5.00%, 10/1/41	491	544

Pool #G06947, 6.00%, 5/1/40	152	175

Pool #G08189, 7.00%, 3/1/37	26	32

Pool #G08192, 5.50%, 4/1/37	31	35

Pool #G08341, 5.00%, 4/1/39	646	715

Pool #G11776, 4.50%, 9/1/20	1	1

Pool #G12571, 4.00%, 1/1/22	7	7

Pool #G12673, 5.00%, 9/1/21	2	2

Pool #G12837, 4.50%, 4/1/22	5	5

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3% – continued

Pool #G12868, 5.00%, 11/1/22	$24	$26

Pool #G12869, 5.00%, 9/1/22	16	17

Pool #G13136, 4.50%, 5/1/23	28	29

Pool #G13151, 6.00%, 3/1/23	17	17

Pool #G13201, 4.50%, 7/1/23	17	17

Pool #G13433, 5.50%, 1/1/24	24	25

Pool #G14168, 5.50%, 12/1/24	27	28

Pool #G14239, 4.00%, 9/1/26	588	621

Pool #G14554, 4.50%, 7/1/26	44	46

Pool #G14891, 3.00%, 10/1/28	264	278

Pool #G15134, 3.00%, 5/1/29	189	199

Pool #G15468, 3.50%, 12/1/29	372	394

Pool #G16562, 3.50%, 8/1/33	768	815

Pool #G16600, 3.00%, 7/1/33	2,737	2,884

Pool #G16774, 3.50%, 2/1/34	678	714

Pool #G16786, 4.00%, 4/1/34	786	829

Pool #G18220, 6.00%, 11/1/22	4	4

Pool #G18420, 3.00%, 1/1/27	454	475

Pool #G18438, 2.50%, 6/1/27	223	232

Pool #G18442, 3.50%, 8/1/27	364	383

Pool #G18571, 2.50%, 10/1/30	366	380

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3% – continued

Pool #G18601, 3.00%, 5/1/31	$497	$522

Pool #G18626, 2.50%, 1/1/32	2,704	2,808

Pool #G18664, 3.50%, 10/1/32	313	330

Pool #G18681, 3.00%, 3/1/33	1,233	1,295

Pool #G30327, 4.50%, 1/1/27	17	18

Pool #G30835, 3.50%, 12/1/35	274	295

Pool #G31020, 2.50%, 2/1/37	80	84

Pool #G31057, 3.00%, 2/1/38	381	401

Pool #J00991, 4.00%, 1/1/21	2	3

Pool #J02541, 4.00%, 9/1/20	1	1

Pool #J03041, 6.00%, 7/1/21	3	3

Pool #J03736, 5.50%, 11/1/21	6	6

Pool #J05307, 4.50%, 8/1/22	4	4

Pool #J06175, 5.00%, 5/1/21(12)	–	–

Pool #J06465, 6.00%, 11/1/22	1	1

Pool #J06476, 5.50%, 11/1/22	7	8

Pool #J08098, 5.50%, 6/1/23	2	2

Pool #J08202, 5.00%, 7/1/23	8	8

Pool #J08454, 5.00%, 8/1/23	11	12

Pool #J08913, 5.50%, 10/1/23	10	10

Pool #J09148, 5.00%, 12/1/23	28	29

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3% – continued

Pool #J09305, 5.00%, 2/1/24	$34	$36

Pool #J09463, 5.00%, 3/1/24	27	28

Pool #J11136, 4.00%, 11/1/24	25	26

Pool #J12098, 4.50%, 4/1/25	227	241

Pool #J14808, 3.50%, 3/1/26	237	249

Pool #J16932, 3.00%, 10/1/26	221	232

Pool #J17055, 3.00%, 11/1/26	119	125

Pool #J17232, 3.00%, 11/1/26	193	203

Pool #J17932, 3.00%, 3/1/27	297	311

Pool #J20834, 2.50%, 10/1/27	421	438

Pool #J21601, 2.50%, 12/1/27	1,410	1,464

Pool #J22069, 2.50%, 1/1/28	104	109

Pool #J22986, 2.50%, 3/1/28	877	915

Pool #J30435, 3.00%, 1/1/30	469	494

Pool #J32244, 3.00%, 7/1/30	1,631	1,711

Pool #J34252, 3.50%, 4/1/31	93	99

Pool #K90071, 3.00%, 2/1/33	717	758

Pool #K90641, 3.50%, 6/1/33	90	97

Pool #K90791, 3.00%, 7/1/33	311	331

Pool #K91490, 3.50%, 1/1/34	543	576

Pool #K92325, 3.00%, 1/1/35	410	434

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Freddie Mac Gold – 1.3% – continued

Pool #V60268, 3.00%, 9/1/28	$777	$818

Pool #V60886, 2.50%, 8/1/30	220	230

Pool #V60902, 2.50%, 8/1/30	175	183

Pool #V61347, 2.50%, 10/1/31	666	693
		39,095

Government National Mortgage Association – 0.3%

Pool TBA, 4/1/50(13)	7,000	7,387

Government National Mortgage Association I – 0.7%

Pool #510835, 5.50%, 2/15/35	25	28

Pool #553463, 3.50%, 1/15/42	574	618

Pool #597889, 5.50%, 6/15/33	137	150

Pool #614169, 5.00%, 7/15/33	37	41

Pool #616879, 3.50%, 2/15/42	404	439

Pool #617739, 6.00%, 10/15/37	9	11

Pool #634431, 6.00%, 9/15/34	15	17

Pool #641416, 5.50%, 4/15/35	142	157

Pool #646341, 6.00%, 11/15/36	27	30

Pool #648538, 5.00%, 12/15/35	58	63

Pool #651753, 5.50%, 3/15/36	9	10

Pool #670030, 3.00%, 7/15/45	503	532

Pool #675211, 6.50%, 3/15/38	6	7

Pool #675484, 5.50%, 6/15/38	54	61

Pool #676360, 6.50%, 10/15/37	5	6

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association I – 0.7% – continued

Pool #682899, 6.00%, 9/15/40	$173	$197

Pool #687824, 5.50%, 8/15/38	95	108

Pool #687900, 5.00%, 9/15/38	112	123

Pool #687901, 5.00%, 9/15/38	70	78

Pool #692309, 6.00%, 1/15/39	53	60

Pool #697645, 5.50%, 10/15/38	35	40

Pool #698236, 5.00%, 6/15/39	251	279

Pool #698336, 4.50%, 5/15/39	282	312

Pool #699277, 6.00%, 9/15/38	8	9

Pool #700918, 5.50%, 11/15/38	104	118

Pool #700972, 5.50%, 11/15/38	21	24

Pool #701196, 6.00%, 10/15/38	5	6

Pool #703677, 5.50%, 6/15/39	104	115

Pool #704185, 5.50%, 1/15/39	30	34

Pool #704514, 4.50%, 5/15/39	467	523

Pool #704624, 4.50%, 7/15/39	1,388	1,554

Pool #717175, 4.50%, 6/15/39	263	294

Pool #719262, 5.00%, 8/15/40	130	144

Pool #720065, 4.50%, 6/15/39	890	996

Pool #720202, 4.50%, 7/15/39	210	231

Pool #723231, 4.00%, 10/15/39	214	231

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association I – 0.7% – continued

Pool #723339, 5.00%, 9/15/39	$120	$134

Pool #726085, 4.00%, 11/15/24	64	67

Pool #728629, 4.50%, 1/15/40	345	380

Pool #733663, 4.50%, 5/15/40	1,006	1,114

Pool #736768, 3.00%, 11/15/42	903	960

Pool #737286, 4.50%, 5/15/40	356	398

Pool #737416, 3.50%, 9/15/25	59	62

Pool #738134, 3.50%, 4/15/26	122	128

Pool #738247, 4.50%, 4/15/41	154	170

Pool #745215, 4.00%, 7/15/25	55	58

Pool #747643, 4.50%, 8/15/40	499	552

Pool #760874, 3.50%, 2/15/26	111	117

Pool #768800, 4.50%, 6/15/41	64	71

Pool #773939, 4.00%, 11/15/41	451	497

Pool #778957, 3.50%, 3/15/42	528	578

Pool #782131, 5.50%, 12/15/36	41	46

Pool #782150, 5.50%, 4/15/37	47	54

Pool #782259, 5.00%, 2/15/36	94	104

Pool #782272, 5.50%, 2/15/38	84	95

Pool #782498, 6.00%, 12/15/38	42	48

Pool #782565, 5.00%, 2/15/39	977	1,088

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association I – 0.7% – continued

Pool #782584, 5.00%, 3/15/39	$54	$60

Pool #782675, 4.50%, 6/15/24	50	53

Pool #782696, 5.00%, 6/15/39	226	252

Pool #782831, 6.00%, 12/15/39	30	34

Pool #783176, 4.00%, 11/15/40	567	614

Pool #783467, 4.00%, 10/15/41	1,669	1,810

Pool #783740, 2.50%, 12/15/27	181	188

Pool #AA5391, 3.50%, 6/15/42	34	37

Pool #AA6089, 3.00%, 2/15/43	355	382

Pool #AB2761, 3.50%, 8/15/42	134	145

Pool #AB2891, 3.00%, 9/15/42	194	206

Pool #AD8781, 3.00%, 3/15/43	317	340

Pool #AD9016, 3.00%, 4/15/43	360	382

Pool #AL1763, 3.50%, 1/15/45	200	217
		19,087

Government National Mortgage Association II – 6.2%

Pool #3570, 6.00%, 6/20/34	41	47

Pool #3665, 5.50%, 1/20/35	112	126

Pool #3852, 6.00%, 5/20/36	18	21

Pool #3879, 6.00%, 7/20/36	54	62

Pool #3910, 6.00%, 10/20/36	28	32

Pool #3994, 5.00%, 6/20/37	18	21

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #4018, 6.50%, 8/20/37	$67	$78

Pool #4026, 5.00%, 9/20/37	26	29

Pool #4027, 5.50%, 9/20/37	13	15

Pool #4040, 6.50%, 10/20/37	14	16

Pool #4098, 5.50%, 3/20/38	83	93

Pool #4116, 6.50%, 4/20/38	32	38

Pool #4170, 6.00%, 6/20/38	64	73

Pool #4194, 5.50%, 7/20/38	151	170

Pool #4243, 5.00%, 9/20/38	38	42

Pool #4244, 5.50%, 9/20/38	43	48

Pool #4245, 6.00%, 9/20/38	24	27

Pool #4269, 6.50%, 10/20/38	32	39

Pool #4290, 5.50%, 11/20/38	28	31

Pool #4344, 6.00%, 1/20/39	51	58

Pool #4345, 6.50%, 1/20/39	35	40

Pool #4425, 5.50%, 4/20/39	96	109

Pool #4559, 5.00%, 10/20/39	201	222

Pool #4561, 6.00%, 10/20/39	117	133

Pool #4617, 4.50%, 1/20/40	62	69

Pool #4619, 5.50%, 1/20/40	196	218

Pool #4713, 4.50%, 6/20/40	180	198

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #4747, 5.00%, 7/20/40	$157	$174

Pool #4881, 3.50%, 12/20/40	675	721

Pool #4882, 4.00%, 12/20/40	1,575	1,717

Pool #4923, 4.50%, 1/20/41	150	165

Pool #5050, 4.00%, 5/20/26	104	109

Pool #5081, 4.00%, 6/20/41	246	268

Pool #5082, 4.50%, 6/20/41	254	280

Pool #5083, 5.00%, 6/20/41	1,007	1,113

Pool #5114, 4.00%, 7/20/41	987	1,076

Pool #5141, 5.00%, 8/20/41	135	149

Pool #5175, 4.50%, 9/20/41	140	155

Pool #5176, 5.00%, 9/20/41	653	721

Pool #5202, 3.50%, 10/20/41	384	411

Pool #5203, 4.00%, 10/20/41	242	264

Pool #5232, 3.50%, 11/20/41	754	806

Pool #5264, 5.50%, 12/20/41	16	18

Pool #5280, 4.00%, 1/20/42	270	294

Pool #5304, 3.50%, 2/20/42	282	301

Pool #5317, 5.50%, 2/20/42	118	132

Pool #5326, 3.00%, 3/20/27	300	313

Pool #5331, 3.50%, 3/20/42	452	483

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #626951, 3.00%, 6/20/45	$661	$704

Pool #737602, 4.00%, 11/20/40	313	343

Pool #752757, 4.50%, 11/20/40	362	398

Pool #755677, 4.00%, 12/20/40	230	250

Pool #766711, 4.00%, 5/20/42	1,068	1,159

Pool #782433, 6.00%, 10/20/38	92	105

Pool #783976, 3.50%, 4/20/43	3,257	3,483

Pool #784345, 3.50%, 7/20/47	826	908

Pool #AA5970, 3.00%, 1/20/43	1,050	1,121

Pool #AA6054, 3.00%, 2/20/43	1,561	1,677

Pool #AA6149, 3.00%, 3/20/43	1,045	1,116

Pool #AA6160, 3.50%, 3/20/43	384	413

Pool #AA6243, 3.50%, 4/20/43	146	157

Pool #AB9443, 3.50%, 11/20/42	555	591

Pool #AD1755, 3.50%, 2/20/43	662	711

Pool #AD8825, 3.50%, 3/20/43	385	414

Pool #AF5097, 4.00%, 8/20/43	1,063	1,154

Pool #AJ0645, 3.50%, 7/20/44	320	343

Pool #AJ0789, 3.50%, 8/20/45	2,795	3,005

Pool #AJ3643, 4.00%, 10/20/44	753	817

Pool #AK6867, 3.50%, 1/20/45	1,993	2,143

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #AO7525, 3.50%, 8/20/45	$1,806	$1,943

Pool #AO7682, 4.00%, 8/20/45	753	814

Pool #BB6965, 3.50%, 7/20/47	441	475

Pool #BE9902, 4.50%, 6/20/48	909	979

Pool #MA0006, 2.50%, 4/20/27	117	121

Pool #MA0022, 3.50%, 4/20/42	455	487

Pool #MA0088, 3.50%, 5/20/42	1,014	1,085

Pool #MA0220, 3.50%, 7/20/42	529	566

Pool #MA0318, 3.50%, 8/20/42	986	1,055

Pool #MA0321, 5.00%, 8/20/42	231	256

Pool #MA0391, 3.00%, 9/20/42	2,129	2,285

Pool #MA0392, 3.50%, 9/20/42	429	459

Pool #MA0698, 3.00%, 1/20/43	507	544

Pool #MA0826, 3.00%, 3/20/28	136	142

Pool #MA0850, 2.50%, 3/20/43	186	196

Pool #MA0851, 3.00%, 3/20/43	742	797

Pool #MA0852, 3.50%, 3/20/43	861	921

Pool #MA0933, 3.00%, 4/20/43	907	974

Pool #MA0934, 3.50%, 4/20/43	290	311

Pool #MA1011, 3.00%, 5/20/43	867	931

Pool #MA1012, 3.50%, 5/20/43	774	828

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #MA1064, 2.50%, 6/20/28	$441	$458

Pool #MA1089, 3.00%, 6/20/43	929	998

Pool #MA1224, 3.50%, 8/20/43	671	717

Pool #MA1285, 3.50%, 9/20/43	389	416

Pool #MA1839, 4.00%, 4/20/44	216	236

Pool #MA1920, 4.00%, 5/20/44	232	252

Pool #MA2224, 4.00%, 9/20/44	1,247	1,359

Pool #MA2444, 3.00%, 12/20/44	188	201

Pool #MA2521, 3.50%, 1/20/45	731	777

Pool #MA2522, 4.00%, 1/20/45	261	284

Pool #MA2677, 3.00%, 3/20/45	412	442

Pool #MA2753, 3.00%, 4/20/45	1,079	1,158

Pool #MA2754, 3.50%, 4/20/45	419	445

Pool #MA2891, 3.00%, 6/20/45	1,181	1,268

Pool #MA2892, 3.50%, 6/20/45	380	404

Pool #MA2935, 3.00%, 7/20/30	597	624

Pool #MA2960, 3.00%, 7/20/45	921	988

Pool #MA3034, 3.50%, 8/20/45	1,099	1,168

Pool #MA3104, 3.00%, 9/20/45	1,233	1,324

Pool #MA3106, 4.00%, 9/20/45	965	1,051

Pool #MA3172, 3.00%, 10/20/45	241	259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #MA3173, 3.50%, 10/20/45	$4,657	$4,974

Pool #MA3174, 4.00%, 10/20/45	519	567

Pool #MA3244, 3.50%, 11/20/45	844	898

Pool #MA3245, 4.00%, 11/20/45	1,891	2,061

Pool #MA3310, 3.50%, 12/20/45	1,805	1,920

Pool #MA3378, 4.50%, 1/20/46	1,008	1,100

Pool #MA3521, 3.50%, 3/20/46	1,639	1,742

Pool #MA3522, 4.00%, 3/20/46	436	475

Pool #MA3596, 3.00%, 4/20/46	1,033	1,105

Pool #MA3597, 3.50%, 4/20/46	1,649	1,756

Pool #MA3662, 3.00%, 5/20/46	1,670	1,792

Pool #MA3663, 3.50%, 5/20/46	1,006	1,070

Pool #MA3664, 4.00%, 5/20/46	422	456

Pool #MA3735, 3.00%, 6/20/46	2,013	2,157

Pool #MA3736, 3.50%, 6/20/46	1,327	1,411

Pool #MA3777, 2.50%, 7/20/31	153	158

Pool #MA3778, 3.00%, 7/20/31	193	201

Pool #MA3802, 3.00%, 7/20/46	2,370	2,540

Pool #MA3803, 3.50%, 7/20/46	1,972	2,108

Pool #MA3873, 3.00%, 8/20/46	910	975

Pool #MA3874, 3.50%, 8/20/46	907	965

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #MA3912, 2.50%, 9/20/31	$217	$225

Pool #MA3936, 3.00%, 9/20/46	2,068	2,214

Pool #MA3937, 3.50%, 9/20/46	2,740	2,931

Pool #MA4002, 2.50%, 10/20/46	136	143

Pool #MA4003, 3.00%, 10/20/46	1,363	1,458

Pool #MA4067, 2.50%, 11/20/46	1,038	1,092

Pool #MA4068, 3.00%, 11/20/46	6,471	6,916

Pool #MA4101, 2.50%, 12/20/31	115	119

Pool #MA4125, 2.50%, 12/20/46	70	74

Pool #MA4196, 3.50%, 1/20/47	1,374	1,448

Pool #MA4322, 4.00%, 3/20/47	627	673

Pool #MA4382, 3.50%, 4/20/47	492	518

Pool #MA4509, 3.00%, 6/20/47	2,201	2,344

Pool #MA4512, 4.50%, 6/20/47	858	927

Pool #MA4624, 3.00%, 8/20/32	180	188

Pool #MA4652, 3.50%, 8/20/47	2,111	2,243

Pool #MA4718, 3.00%, 9/20/47	5,250	5,558

Pool #MA4719, 3.50%, 9/20/47	3,445	3,677

Pool #MA4778, 3.50%, 10/20/47	2,144	2,277

Pool #MA4838, 4.00%, 11/20/47	298	320

Pool #MA4900, 3.50%, 12/20/47	2,135	2,255

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #MA4901, 4.00%, 12/20/47	$4,149	$4,420

Pool #MA4962, 3.50%, 1/20/48	2,064	2,190

Pool #MA4963, 4.00%, 1/20/48	772	831

Pool #MA5077, 3.50%, 3/20/48	2,358	2,501

Pool #MA5137, 4.00%, 4/20/48	406	436

Pool #MA5191, 3.50%, 5/20/48	1,365	1,448

Pool #MA5264, 4.00%, 6/20/48	948	1,013

Pool #MA5265, 4.50%, 6/20/48	1,039	1,112

Pool #MA5266, 5.00%, 6/20/48	1,203	1,293

Pool #MA5330, 4.00%, 7/20/48	1,248	1,333

Pool #MA5331, 4.50%, 7/20/48	2,088	2,239

Pool #MA5398, 4.00%, 8/20/48	858	920

Pool #MA5399, 4.50%, 8/20/48	968	1,027

Pool #MA5466, 4.00%, 9/20/48	2,062	2,195

Pool #MA5467, 4.50%, 9/20/48	1,163	1,242

Pool #MA5528, 4.00%, 10/20/48	1,206	1,289

Pool #MA5529, 4.50%, 10/20/48	215	230

Pool #MA5564, 3.50%, 11/20/33	519	544

Pool #MA5595, 4.00%, 11/20/48	420	451

Pool #MA5653, 5.00%, 12/20/48	1,718	1,840

Pool #MA5818, 4.50%, 3/20/49	1,283	1,364

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (11) – continued

Government National Mortgage Association II – 6.2% – continued

Pool #MA5931, 4.00%, 5/20/49	$2,838	$3,012

Pool #MA5985, 3.50%, 6/20/49	2,708	2,856

Pool #MA6040, 4.00%, 7/20/49	3,688	3,913

Pool #MA6217, 2.50%, 10/20/49	789	825

Pool #MA6337, 2.50%, 12/20/49	596	623

Pool #MA6338, 3.00%, 12/20/49	7,148	7,569

Pool #MA6409, 3.00%, 1/20/50	1,990	2,107
		182,589

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	1,650	2,524

Uniform Mortgage Backed Securities – 1.1%

Pool TBA, 4/1/50(13)	32,000	33,563
Total U.S. Government Agencies
(Cost $796,566)		830,060

U.S. GOVERNMENT OBLIGATIONS – 41.6%

U.S. Treasury Bonds – 9.2%

6.25%, 8/15/23	1,550	1,861

7.63%, 2/15/25	165	223

6.13%, 11/15/27	5,000	7,085

4.50%, 2/15/36	475	728

4.38%, 2/15/38	1,000	1,560

4.50%, 5/15/38	1,700	2,692

3.50%, 2/15/39	2,500	3,562

4.25%, 5/15/39	2,000	3,111

4.50%, 8/15/39	2,000	3,205

4.38%, 11/15/39	2,000	3,168

4.63%, 2/15/40	3,000	4,906

4.38%, 5/15/40	1,000	1,590

3.75%, 8/15/41	4,000	5,945

3.13%, 2/15/42	2,000	2,735

2.75%, 8/15/42	3,000	3,873

2.75%, 11/15/42	4,000	5,174

3.63%, 2/15/44	5,000	7,406

3.38%, 5/15/44	6,000	8,583

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 41.6% – continued

U.S. Treasury Bonds – 9.2% continued

3.13%, 8/15/44	$5,500	$7,591

3.00%, 11/15/44	7,000	9,490

2.50%, 2/15/45	6,000	7,502

3.00%, 5/15/45	6,000	8,173

3.00%, 11/15/45	15,000	20,568

2.50%, 5/15/46	8,000	10,093

2.25%, 8/15/46	5,000	6,036

2.88%, 11/15/46	5,000	6,765

3.00%, 5/15/47	8,000	11,089

2.75%, 8/15/47	7,000	9,274

2.75%, 11/15/47	8,000	10,612

3.00%, 2/15/48	8,000	11,106

3.13%, 5/15/48	5,000	7,084

3.00%, 8/15/48	16,000	22,225

3.00%, 2/15/49	15,000	20,899

2.88%, 5/15/49	13,500	18,421

2.25%, 8/15/49	5,000	6,091

2.38%, 11/15/49	7,070	8,808
		269,234

U.S. Treasury Notes – 32.4%

2.38%, 3/15/21	20,000	20,438

2.38%, 4/15/21	5,000	5,116

1.38%, 5/31/21	12,000	12,179

1.13%, 6/30/21	10,000	10,127

1.63%, 6/30/21	3,000	3,056

2.13%, 6/30/21	1,740	1,784

2.13%, 8/15/21	36,000	36,970

2.88%, 10/15/21	20,000	20,821

1.50%, 10/31/21	2,000	2,041

2.00%, 11/15/21	20,000	20,590

1.63%, 12/31/21	25,000	25,615

1.88%, 1/31/22	25,000	25,759

2.50%, 2/15/22	25,000	26,067

1.13%, 2/28/22	25,000	25,415

1.88%, 3/31/22	10,000	10,331

1.75%, 6/30/22	100,000	103,438

1.63%, 8/15/22	5,000	5,163

1.75%, 9/30/22	10,000	10,372

1.88%, 10/31/22	10,000	10,414

2.00%, 11/30/22	10,000	10,457

2.13%, 12/31/22	5,000	5,254

1.50%, 2/28/23	5,000	5,178

2.63%, 2/28/23	20,000	21,360

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 41.6% – continued

U.S. Treasury Notes – 32.4% continued

1.63%, 4/30/23	$10,000	$10,408

2.75%, 4/30/23	15,000	16,133

1.63%, 5/31/23	1,000	1,042

2.75%, 5/31/23	23,000	24,778

2.63%, 6/30/23	5,000	5,375

2.75%, 8/31/23	25,000	27,065

2.88%, 10/31/23	10,000	10,906

2.75%, 11/15/23	5,000	5,436

2.63%, 12/31/23	5,000	5,430

2.38%, 2/29/24	20,000	21,591

2.50%, 5/15/24	20,000	21,761

2.00%, 5/31/24	5,000	5,342

2.00%, 6/30/24	25,000	26,730

2.38%, 8/15/24	9,000	9,786

1.50%, 9/30/24	5,000	5,254

1.50%, 10/31/24	7,000	7,362

2.25%, 11/15/24	10,000	10,859

1.50%, 11/30/24	15,000	15,795

1.38%, 1/31/25	10,000	10,476

2.75%, 2/28/25	15,000	16,721

2.88%, 4/30/25	2,500	2,811

2.13%, 5/15/25	10,000	10,865

2.75%, 6/30/25	5,000	5,604

3.00%, 9/30/25	20,000	22,768

2.63%, 12/31/25	10,000	11,222

1.63%, 2/15/26	20,000	21,299

1.63%, 5/15/26	10,000	10,672

1.50%, 8/15/26	10,000	10,616

1.63%, 9/30/26	10,000	10,703

2.00%, 11/15/26	10,000	10,952

1.75%, 12/31/26	10,000	10,800

2.25%, 2/15/27	10,000	11,152

1.13%, 2/28/27	10,000	10,390

2.25%, 8/15/27	15,000	16,830

2.25%, 11/15/27	15,000	16,866

2.75%, 2/15/28	5,000	5,829

2.88%, 5/15/28	5,000	5,895

2.88%, 8/15/28	15,000	17,738

3.13%, 11/15/28	10,000	12,072

2.63%, 2/15/29	15,000	17,532

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 41.6% – continued

U.S. Treasury Notes – 32.4% – continued

2.38%, 5/15/29	$15,000	$17,255

1.75%, 11/15/29	15,000	16,479
		952,545
Total U.S. Government Obligations
(Cost $1,098,192)		1,221,779

MUNICIPAL BONDS – 0.6%

Arizona – 0.0%

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	147

California – 0.2%

Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	150	239

Bay Area Toll Authority Toll Bridge Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/1/50	150	240

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	139
7.30%, 10/1/39	920	1,414
7.63%, 3/1/40	405	653
7.60%, 11/1/40	400	666

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	949

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	422

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	244

Los Angeles Department of Airports Direct Pay Revenue Bonds, Build America Bonds, 6.58%, 5/15/39	250	327

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

California – 0.2% – continued

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/1/34	$290	$400

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	430

Metropolitan Water District of Southern California Revenue Bonds, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	101

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	138

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	106

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45 150		202
		6,670

Connecticut – 0.0%

Connecticut State Taxable G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	368

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	37

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds, 6.66%, 4/1/57	100	134

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/1/57	69	90
7.06%, 4/1/57	298	392
		616

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A, 6.90%, 12/1/40	$300	$403

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	168

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	700
		1,271

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	295

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	100	135
		430

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	120

Nevada – 0.0%

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds, 6.82%, 7/1/45	200	265

New Jersey – 0.0%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	267

New Jersey State Transportation Trust Fund Authority Taxable Revenue Bonds, Series C, Build America Bonds, 6.10%, 12/15/28	300	308

New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/1/40	125	183

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

New Jersey – 0.0% – continued

Rutgers State University Revenue Bonds, Build America Bonds, 5.67%, 5/1/40	$145	$192
		950

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds, 7.34%, 11/15/39	75	107

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds, 6.69%, 11/15/40	100	130
6.81%, 11/15/40	60	78

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	287
5.72%, 6/15/42	250	361

New York City Transitional Finance Authority Future Tax Secured Taxable Revenue Bonds, Build America Bonds, 5.77%, 8/1/36	300	381

New York G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	120
5.85%, 6/1/40	85	114

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	303

New York State Dormitory Authority State Personal Income Tax Build America Revenue Bonds, Unrefunded Balance, 5.63%, 3/15/39	75	89

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds, 5.77%, 3/15/39	100	109

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

New York – 0.1% – continued

New York Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	$225	$228

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/1/40	350	471

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds, 5.65%, 11/1/40	200	269

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/1/51	250	310
		3,357

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Subseries B, Build America Bonds, 6.45%, 2/15/44	200	280

American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	506

Northeast Regional Sewer District Improvement Taxable Revenue Bonds, Build America Bonds, 6.04%, 11/15/40	145	149

Ohio State University Revenue Bonds, Series C, Build America Bonds, 4.91%, 6/1/40	190	226

Ohio State University Taxable Revenue Bonds, Series A, 4.80%, 6/1/11(4)	200	241

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund, 4.88%, 12/1/34	90	101
		1,503

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

Oregon – 0.0%

Oregon State Department of Transportation Highway User Taxable Revenue Bonds, Series A, Subordinate Lien, Build America Bonds, 5.83%, 11/15/34	$200	$275

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	232

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds, 6.73%, 7/1/43	100	145

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	241

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF, Gtd.), 6.45%, 2/15/35	200	201

Houston Pension Taxable G.O. Limited Refunding Bonds, Series A, 6.29%, 3/1/32	260	322

North Texas Tollway Authority Revenue Bonds, Build America Bonds, 6.72%, 1/1/49	125	198

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	280

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	275

Texas State Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier, 5.18%, 4/1/30	300	361

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.6% – continued

Texas – 0.1% – continued

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	$100	$116
		1,994

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	100

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	92

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	122

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	137
		351
Total Municipal Bonds
(Cost $14,516)		18,831

	NUMBER OF SHARES	VALUE (000S)
OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII (14) (15)	50,000	$–
Total Other
(Cost $39)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40%(16) (17)	64,482,831	$64,483
Total Investment Companies
(Cost $64,483)		64,483

Total Investments – 101.0%
(Cost $2,781,358)		2,965,523

Liabilities less Other Assets – (1.0%)		(29,451)
NET ASSETS – 100.0%		$2,936,072

(1)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(2)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(3)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(4)	Century bond maturing in 2111.
(5)	Century bond maturing in 2114.
(6)	Century bond maturing in 2116.
(7)	Century bond maturing in 2112.
(8)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(9)	Century bond maturing in 2118.
(10)	Zero coupon bond.
(11)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(12)	Principal Amount and Value rounds to less than one thousand.
(13)	When-Issued Security. Coupon rate is not in effect at March 31, 2020.
(14)	Issuer has defaulted on terms of debt obligation.
(15)	Level 3 asset that is worthless, bankrupt or has been delisted.
(16)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(17)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1Y - 1 Year

3M - 3 Month

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

ICE - Intercontinental Exchange

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

LIBOR - London Interbank Offered Rate

PLC - Public Limited Company

PSF - Permanent School Fund

S&P - Standard & Poor’s

TBA - To be announced

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	48.0%
U.S. Agency	19.5
AAA	5.5
AA	2.9
A	10.5
BBB	11.4
Cash Equivalents	2.2

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities (1)	$–	$51,770	$–	$51,770
Corporate Bonds (1)	–	583,008	–	583,008
Foreign Issuer Bonds (1)	–	195,592	–	195,592
U.S. Government Agencies (1)	–	830,060	–	830,060
U.S. Government Obligations (1)	–	1,221,779	–	1,221,779
Municipal Bonds (1)	–	18,831	–	18,831
Investment Companies	64,483	–	–	64,483
Total Investments	$64,483	$2,901,040	$–	$2,965,523

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5%

U.S. Treasury Bonds – 21.0%

6.00%, 2/15/26	$10	$13

6.50%, 11/15/26	75	104

6.38%, 8/15/27	65	92

6.13%, 11/15/27	75	106

5.50%, 8/15/28	50	70

5.25%, 11/15/28	100	139

6.13%, 8/15/29	50	75

6.25%, 5/15/30	75	116

5.38%, 2/15/31	100	149

4.50%, 2/15/36	140	215

4.75%, 2/15/37	25	40

5.00%, 5/15/37	50	82

4.38%, 2/15/38	50	78

4.50%, 5/15/38	95	150

3.50%, 2/15/39	100	142

4.25%, 5/15/39	100	156

4.50%, 8/15/39	100	160

4.38%, 11/15/39	200	317

4.63%, 2/15/40	185	303

4.38%, 5/15/40	190	302

3.88%, 8/15/40	150	225

4.25%, 11/15/40	175	275

4.75%, 2/15/41	145	242

4.38%, 5/15/41	140	225

3.75%, 8/15/41	150	223

3.13%, 11/15/41	145	198

3.13%, 2/15/42	200	274

3.00%, 5/15/42	155	208

2.75%, 8/15/42	230	297

2.75%, 11/15/42	315	407

3.13%, 2/15/43	205	281

2.88%, 5/15/43	375	495

3.63%, 8/15/43	350	517

3.75%, 11/15/43	430	647

3.63%, 2/15/44	400	592

3.38%, 5/15/44	300	429

3.13%, 8/15/44	425	587

3.00%, 11/15/44	455	617

2.50%, 2/15/45	450	563

3.00%, 5/15/45	400	545

2.88%, 8/15/45	425	569

3.00%, 11/15/45	380	521

2.50%, 2/15/46	400	504

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Bonds – 21.0% – continued

2.50%, 5/15/46	$400	$505

2.25%, 8/15/46	375	453

2.88%, 11/15/46	300	406

3.00%, 2/15/47	400	554

3.00%, 5/15/47	350	485

2.75%, 8/15/47	350	464

2.75%, 11/15/47	350	464

3.00%, 2/15/48	390	541

3.13%, 5/15/48	425	602

3.00%, 8/15/48	400	556

3.38%, 11/15/48	450	668

3.00%, 2/15/49	550	766

2.88%, 5/15/49	450	614

2.25%, 8/15/49	450	548

2.38%, 11/15/49	475	592

2.00%, 2/15/50	1,000	1,159
		21,627

U.S. Treasury Notes – 77.5%

1.25%, 3/31/21	200	202

2.25%, 3/31/21	500	511

2.38%, 4/15/21	250	256

1.38%, 4/30/21	300	304

2.25%, 4/30/21	725	742

2.63%, 5/15/21	350	360

3.13%, 5/15/21	275	284

1.38%, 5/31/21	400	406

2.00%, 5/31/21	250	255

2.13%, 5/31/21	250	256

2.63%, 6/15/21	300	309

1.13%, 6/30/21	350	354

1.63%, 6/30/21	250	255

2.13%, 6/30/21	350	359

2.63%, 7/15/21	300	310

1.13%, 7/31/21	300	304

1.75%, 7/31/21	300	306

2.25%, 7/31/21	325	334

2.13%, 8/15/21	400	411

2.75%, 8/15/21	350	362

1.13%, 8/31/21	300	304

1.50%, 8/31/21	350	356

2.00%, 8/31/21	250	256

2.75%, 9/15/21	350	363

1.13%, 9/30/21	350	355

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 77.5% – continued

1.50%, 9/30/21	$400	$408

2.13%, 9/30/21	250	257

2.88%, 10/15/21	350	364

1.25%, 10/31/21	350	356

1.50%, 10/31/21	250	255

2.00%, 10/31/21	250	257

2.00%, 11/15/21	375	386

2.88%, 11/15/21	250	261

1.50%, 11/30/21	400	409

1.75%, 11/30/21	250	256

1.88%, 11/30/21	250	257

2.63%, 12/15/21	350	364

1.63%, 12/31/21	600	615

2.00%, 12/31/21	300	309

2.13%, 12/31/21	225	232

2.50%, 1/15/22	250	260

1.38%, 1/31/22	1,000	1,021

1.50%, 1/31/22	250	256

1.88%, 1/31/22	300	309

2.00%, 2/15/22	325	336

2.50%, 2/15/22	275	287

1.13%, 2/28/22	2,400	2,440

1.75%, 2/28/22	250	257

1.88%, 2/28/22	150	155

2.38%, 3/15/22	300	313

0.38%, 3/31/22	400	401

1.75%, 3/31/22	260	268

1.88%, 3/31/22	300	310

2.25%, 4/15/22	380	396

1.75%, 4/30/22	300	310

1.88%, 4/30/22	250	259

1.75%, 5/15/22	275	284

2.13%, 5/15/22	250	260

1.75%, 5/31/22	250	258

1.88%, 5/31/22	300	311

1.75%, 6/15/22	400	414

1.75%, 6/30/22	250	259

2.13%, 6/30/22	200	209

1.75%, 7/15/22	250	259

1.88%, 7/31/22	400	415

2.00%, 7/31/22	200	208

1.50%, 8/15/22	200	206

1.63%, 8/15/22	250	258

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 77.5% – continued

1.63%, 8/31/22	$350	$361

1.88%, 8/31/22	275	286

1.50%, 9/15/22	200	206

1.75%, 9/30/22	295	306

1.88%, 9/30/22	300	312

1.38%, 10/15/22	350	360

1.88%, 10/31/22	225	234

2.00%, 10/31/22	300	313

1.63%, 11/15/22	755	782

2.00%, 11/30/22	450	471

1.63%, 12/15/22	600	622

2.13%, 12/31/22	525	552

1.50%, 1/15/23	650	672

1.75%, 1/31/23	275	286

2.38%, 1/31/23	250	265

1.38%, 2/15/23	2,250	2,321

2.00%, 2/15/23	475	498

1.50%, 2/28/23	250	259

2.63%, 2/28/23	350	374

0.50%, 3/15/23	400	403

1.50%, 3/31/23	200	207

2.50%, 3/31/23	350	373

1.63%, 4/30/23	175	182

2.75%, 4/30/23	350	376

1.75%, 5/15/23	525	549

1.63%, 5/31/23	200	208

2.75%, 5/31/23	350	377

1.38%, 6/30/23	250	259

2.63%, 6/30/23	375	403

1.25%, 7/31/23	350	361

2.75%, 7/31/23	375	405

2.50%, 8/15/23	300	322

1.38%, 8/31/23	250	259

2.75%, 8/31/23	350	379

1.38%, 9/30/23	250	259

2.88%, 9/30/23	380	414

1.63%, 10/31/23	300	314

2.88%, 10/31/23	350	382

2.75%, 11/15/23	350	381

2.13%, 11/30/23	300	320

2.88%, 11/30/23	400	437

2.25%, 12/31/23	250	268

2.63%, 12/31/23	400	434

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 77.5% – continued

2.25%, 1/31/24	$300	$322

2.50%, 1/31/24	250	271

2.75%, 2/15/24	550	601

2.13%, 2/29/24	300	321

2.38%, 2/29/24	300	324

2.13%, 3/31/24	600	643

2.00%, 4/30/24	250	267

2.25%, 4/30/24	300	323

2.50%, 5/15/24	575	626

2.00%, 5/31/24	550	588

1.75%, 6/30/24	425	450

2.00%, 6/30/24	300	321

1.75%, 7/31/24	250	265

2.13%, 7/31/24	250	269

2.38%, 8/15/24	525	571

1.25%, 8/31/24	400	416

1.88%, 8/31/24	250	266

1.50%, 9/30/24	400	420

2.13%, 9/30/24	300	324

1.50%, 10/31/24	450	473

2.25%, 10/31/24	300	326

2.25%, 11/15/24	550	597

1.50%, 11/30/24	300	316

2.13%, 11/30/24	200	216

1.75%, 12/31/24	400	426

2.25%, 12/31/24	250	272

1.38%, 1/31/25	1,300	1,362

2.50%, 1/31/25	200	220

2.00%, 2/15/25	625	673

1.13%, 2/28/25	1,650	1,710

2.75%, 2/28/25	215	240

0.50%, 3/31/25	250	252

2.63%, 3/31/25	300	333

2.88%, 4/30/25	300	337

2.13%, 5/15/25	550	598

2.88%, 5/31/25	325	366

2.75%, 6/30/25	250	280

2.88%, 7/31/25	225	254

2.00%, 8/15/25	550	595

2.75%, 8/31/25	300	337

3.00%, 9/30/25	300	341

3.00%, 10/31/25	200	228

2.25%, 11/15/25	645	709

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 98.5% – continued

U.S. Treasury Notes – 77.5% – continued

2.88%, 11/30/25	$300	$340

2.63%, 12/31/25	300	337

2.63%, 1/31/26	150	168

1.63%, 2/15/26	450	479

2.50%, 2/28/26	350	391

2.25%, 3/31/26	350	386

2.38%, 4/30/26	225	250

1.63%, 5/15/26	650	694

2.13%, 5/31/26	175	192

1.88%, 6/30/26	325	352

1.88%, 7/31/26	300	325

1.50%, 8/15/26	520	552

1.38%, 8/31/26	350	369

1.63%, 9/30/26	250	268

1.63%, 10/31/26	300	321

2.00%, 11/15/26	500	548

1.63%, 11/30/26	350	375

1.75%, 12/31/26	300	324

1.50%, 1/31/27	925	984

2.25%, 2/15/27	510	569

1.13%, 2/28/27	1,300	1,351

0.63%, 3/31/27	250	251

2.38%, 5/15/27	500	564

2.25%, 8/15/27	500	561

2.25%, 11/15/27	550	618

2.75%, 2/15/28	550	641

2.88%, 5/15/28	625	737

2.88%, 8/15/28	590	698

3.13%, 11/15/28	675	815

2.63%, 2/15/29	600	701

2.38%, 5/15/29	600	690

1.63%, 8/15/29	700	760

1.75%, 11/15/29	925	1,016

1.50%, 2/15/30	925	996
		79,843
Total U.S. Government Obligations
(Cost $92,072)		101,470

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40%(1) (2)	1,481,143	$1,481
Total Investment Companies
(Cost $1,481)		1,481

Total Investments – 99.9%
(Cost $93,553)		102,951

Other Assets less Liabilities – 0.1%		94
NET ASSETS – 100.0%		$103,045

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

S&P - Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	98.6%
Cash Equivalents	1.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Obligations (1)	$–	$101,470	$–	$101,470
Investment Companies	1,481	–	–	1,481
Total Investments	$1,481	$101,470	$–	$102,951

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS

Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in

FIXED INCOME INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2020

anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2020, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. At March 31, 2020, the Bond Index Fund received collateral from a broker in the form of a U.S. Treasury Note. The value amounted to approximately $282,000, which is not included in the Statements of Assets and Liabilities. No collateral has been pledged by the Bond Index Fund as of March 31, 2020.

D) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Bond Index	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the NAVs per share of the Funds.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At March 31, 2020, the following reclassification was recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$4,611	$(4,611)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD
U.S. Treasury Index	$251	$235

At March 31, 2020, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Bond Index	$2,086	$5,818	$184,157

U.S. Treasury Index	32	–	9,114

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$89,033	$2,541
U.S. Treasury Index	1,863	–

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$83,079	$–

U.S. Treasury Index	1,658	–

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2020, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2020

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2020. There were no outstanding loan amounts at March 31, 2020

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of each Fund exceeds the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Bond Index	0.13%	0.15%
U.S. Treasury Index	0.13%	0.15%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2020. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22,

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2020, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in each Fund’s Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$488,729	$1,103,627	$551,647	$1,309,440
U.S. Treasury Index	53,594	–	45,272	–

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Bond Index	$201,327	$(17,169)	$184,158	$2,781,365
U.S. Treasury Index	9,115	(1)	9,114	93,837

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	72,407	$779,968	2,518	$27,064	(98,122)	$(1,060,146)	(23,197)	$(253,114)
U.S. Treasury Index	2,133	48,107	83	1,848	(1,842)	(40,934)	374	9,021

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2020

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	122,616	$1,251,232	2,371	$24,194	(104,763)	$(1,068,991)	20,224	$206,435
U.S. Treasury Index	1,036	21,749	78	1,639	(1,031)	(21,653)	83	1,735

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Bond Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$88,979	$513,718	$538,214	$–	$–	$1,153	$64,483	64,482,831

U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio (Shares)	237	44,688	43,444	–	–	11	1,481	1,481,143

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (the “ASU”), which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. The Funds have adopted the ASU. The adoption of the ASU did not have a material impact on the financial statements.

12. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

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FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2020

13. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

FIXED INCOME INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of two separate portfolios of Northern Funds, comprising the Bond Index Fund and U.S. Treasury Index Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two portfolios constituting the Northern Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2020 (UNAUDITED)

LONG-TERM CAPITAL GAIN — The following Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Code, for the fiscal year ended March 31, 2020:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Bond Index	$5,818

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FIXED INCOME INDEX FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2020 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 13-14, 2019, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from December 1, 2018 to September 30, 2019 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FUND EXPENSES	MARCH 31, 2020 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 - 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 92), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.15%	$1,000.00	$1,034.20	$0.76
Hypothetical	0.15%	$1,000.00	$1,024.25	$0.76

U.S. TREASURY INDEX
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.16%	$1,000.00	$1,074.90	$0.83
Hypothetical	0.16%	$1,000.00	$1,024.20	$0.81

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FIXED INCOME INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2020 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•   Head of School Management and Technology, Success Academy Charter Schools since 2016;

•   Member of the Board of Directors of Bank Leumi USA since 2016;

•   Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•   Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•   Member of the State of Wisconsin Investment Board since 2015;

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•   Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•   Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•   Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•   Adjunct professor, University of Texas, McCombs School of Business since 2017;

•   Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•   Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•   Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•   Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•   Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•   Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow — 2016;

•   Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•   Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•   Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•   Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•   Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•   Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company — 29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

FIXED INCOME INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

FIXED INCOME INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2,3,4

U.S. TREASURY INDEX FUND1,2,4

1

Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

2

Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3

U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

4

Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND
Ticker Symbol: NOAZX

28	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NCITX

36	CALIFORNIA TAX-EXEMPT FUND
Ticker Symbol: NCATX

42	HIGH YIELD MUNICIPAL FUND
Ticker Symbol: NHYMX

54	INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NOITX

79	SHORT-INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NSITX

93	TAX-EXEMPT FUND
Ticker Symbol: NOTEX

113	NOTES TO THE FINANCIAL STATEMENTS

121	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

122	TAX INFORMATION

123	LIQUIDITY RISK MANAGEMENT PROGRAM

124	FUND EXPENSES

126	TRUSTEES AND OFFICERS

130	INVESTMENT CONSIDERATIONS

132	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The COVID-19 virus wreaked havoc across the globe in the final weeks of the 12-month reporting period ended March 31, 2020. For the reporting period, the Fund returned 3.86%, compared to 3.15% for the Bloomberg Barclays Arizona Municipal Bond Index. Global economic growth, which was slow in the latter half of 2019 due to trade wars, was brought to a virtual standstill as the Fund’s fiscal year ended. Governments shut businesses and urged people to stay in their homes to minimize the deadly spread. While governments announced fiscal plans to help individuals, families and businesses, central banks continued to be dovish, with dozens lowering interest rates and announcing non-conventional measures. The U.S. Federal Reserve lowered its benchmark federal funds rate over 200 basis points during the 12-month period and created new programs to assist businesses and financial markets.

New issuance in the municipal market was approximately $430 billion for the 12-month period ended March 31, 2020, a 23% increase from the prior 12-month period. While issuance rose, it was insufficient to meet demand. The demand for debt from individuals was especially strong, despite a significant decline in interest rates during the period. We believe that some of the demand was driven by changes in the federal tax law limiting state, local and property tax (SALT) deductions. The limitation on this common deduction made the tax-exemption available through municipal bonds more valuable than in the past.

The largest contributor to performance relative to the benchmark was the Fund’s conservative credit strategy. Lower quality bonds underperformed as investors worried about the economic impact of COVID-19 on riskier issuers. The largest detractor from performance was yield curve positioning, as the Fund was overweight longer-dated bonds that underperformed as credit concerns mounted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

ARIZONA TAX-EXEMPT FUND	3.86%	2.95%	4.01%	4.50%

BLOOMBERG BARCLAYS ARIZONA MUNICIPAL BOND INDEX	3.15	2.92	4.08	4.75

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified”mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 130.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The COVID-19 virus wreaked havoc across the globe in the final weeks of the 12-month period ended March 31, 2020. For the reporting period, the Fund returned 3.11%, compared to 3.14% for the benchmark Bloomberg Barclays California Intermediate Municipal Bond Index. Global economic growth, which was slow in the latter half of 2019 due to trade wars, was brought to a virtual standstill as the Fund’s fiscal year ended. Governments shut businesses and urged people to stay in their homes to minimize the deadly spread. While governments announced fiscal plans to help individuals, families and businesses, central banks continued to be dovish, with dozens lowering interest rates and announcing non-conventional measures. The U.S. Federal Reserve lowered its benchmark fed funds rate over 200 basis points during the 12-month period and created new programs to assist businesses and financial markets.

New issuance in the municipal market was approximately $430 billion for the 12-month period ended March 31, 2020, a 23% increase from the prior 12-month period. While issuance rose, it was insufficient to meet demand. The demand for debt from individuals was especially strong, despite a significant decline in interest rates during the period. We believe that some of the demand was driven by changes in the federal tax law limiting state, local and property tax (SALT) deductions. The limitation on this common deduction made the tax-exemption available through municipal bonds more valuable than in the past.

The largest contributor to performance relative to the benchmark was the Fund’s conservative credit strategy. Lower quality bonds underperformed as investors worried about the economic impact of COVID-19 on riskier issuers. The largest detractor from performance was yield curve positioning, as the Fund was overweight longer-dated bonds that underperformed as credit concerns mounted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	3.11%	2.52%	3.67%	4.00%

BLOOMBERG BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	3.14	2.64	3.98	4.60

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 130.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The COVID-19 virus wreaked havoc across the globe in the final weeks of the 12-month reporting period ended March 31, 2020. For the reporting period, the Fund returned 4.27%, compared to 4.23% for the benchmark Bloomberg Barclays California Municipal Bond Index. Global economic growth, which was slow in the latter half of 2019 due to trade wars, was brought to a virtual standstill as the Fund’s fiscal year ended. Governments shut businesses and urged people to stay in their homes to minimize the deadly spread. While governments announced fiscal plans to help individuals, families and businesses, central banks continued to be dovish, with dozens lowering interest rates and announcing non-conventional measures. The U.S. Federal Reserve lowered its benchmark federal funds rate over 200 basis points during the 12-month period and created new programs to assist businesses and financial markets.

New issuance in the municipal market was approximately $430 billion for the 12 months ended March 31, 2020, a 23% increase from the prior 12-month period. While issuance rose, it was insufficient to meet demand. The demand for debt from individuals was especially strong, despite a significant decline in interest rates during the period. We believe that some of the demand was driven by changes in the federal tax law limiting state, local and property tax (SALT) deductions. The limitation on this common deduction made the tax-exemption available through municipal bonds more valuable than in the past.

The largest contributor to performance relative to the benchmark was the Fund’s conservative credit strategy. Lower quality bonds underperformed as investors worried about the economic impact of the virus on riskier issuers. The largest detractor from performance was yield curve positioning, as the Fund was overweight longer-dated bonds that underperformed as credit concerns mounted.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/08/97

CALIFORNIA TAX-EXEMPT FUND	4.27%	3.20%	5.05%	5.22%

BLOOMBERG BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	4.23	3.20	4.61	5.12

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 130.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The High Yield Municipal Fund returned -0.68% in the 12-month reporting period ended March 31, 2020, underperforming the 2.30% return of its benchmark, the Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. The Fund’s underperformance was due mainly to its lower average credit quality and longer duration, as well as its overweights in certain individual credits that were disproportionally impacted by the COVID-19 crisis in March 2020.

The Fund experienced significant inflows through the first 11 months of the period. We attempted to add risk in an incremental fashion by investing in BB-rated and non-rated securities, particularly in the new-issue market, but at increasingly tight yield spreads. The majority of our investments were in the health care, higher education and industrial development sectors. We continued to devote a portion of the portfolio to higher quality, liquid issues. We also worked to maintain portfolio duration (sensitivity to interest rates changes) close to 110% of the benchmark. This positioning reflected our view that yields would fall, as well as the need to compensate for an overweight in higher quality bonds.

In March 2020, widespread lockdown provisions in response to COVID-19 created liquidity problems within the municipal market. In addition, investors grew concerned about the economic impact of COVID-19 on municipal enterprises and projects. The effect of both developments was most pronounced in the high yield segment. Consistent with broader trends, the Fund experienced significant outflows in March 2020. We sold some of the Fund’s higher quality bonds in order to raise cash and capitalize on the more attractive yield spreads in the high-yield category. In addition, we sold or reduced holdings in bonds where fundamentals were deteriorating or where we had a lower level of conviction.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98

HIGH YIELD MUNICIPAL FUND	(0.68)%	2.48%	4.52%	3.63%

BLOOMBERG BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	2.30	3.57	4.80	4.85

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Bloomberg Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 130.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2020, the Intermediate Tax-Exempt Fund returned 3.72%, outperforming the 3.12% return of the benchmark Bloomberg Barclays Intermediate Municipal Bond Index. During the period, Fund performance benefited from consistent neutral-duration exposure, including longer-dated holdings, offset by shorter holdings in a modified “barbelled” maturity structure. In addition, the Fund’s high credit quality, which had detracted from relative performance for most of the period, contributed significantly during March 2020. The Fund’s combined percentage of AAA and AA rated holdings exceeded 85% as of period end. The Fund also reduced its holdings in California bonds throughout the period as strong in-state demand drove the prices of these bonds higher, and created opportunities to invest in other states and increase the Fund’s income.

During the period, a macroeconomic backdrop of slow growth, low inflation and accommodative global central bank policies supported the municipal bond market. However, the COVID-19 outbreak in the United States brought a dramatic increase in market volatility, and municipal bond funds as an industry saw record redemptions in March 2020 following 11 months of inflows. On March 27, 2020, the U.S. President signed the CARES Act, which provided hundreds of billions of dollars in aid to state and local governments, and to specific industries such as health care, education and transportation. The U.S. Federal Reserve’s liquidity measures and direct loan capacity, and the federal government’s direct aid to municipalities, have provided significant support to the tax-exempt market.

The Fund continues to utilize an active relative value management approach, in conjunction with proactive, disciplined credit analysis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

INTERMEDIATE TAX-EXEMPT FUND	3.72%	2.58%	3.33%	4.10%

BLOOMBERG BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	3.12	2.76	3.77	4.91

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 130.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Short-Intermediate Tax-Exempt Fund returned 2.07% for the 12-month reporting period ended March 31, 2020, compared to 1.98% for the benchmark Bloomberg Barclays 1-5 Year Blend Municipal Bond Index. The Fund’s slight outperformance during the reporting period was due mainly to duration management and higher average credit quality.

Tax-exempt new issuance for calendar year 2019 was up 11.5%, while taxable municipal issuance was up 114.8%. The Fund was able to take advantage of increased issuance during the fourth calendar quarter of 2019 in order to extend portfolio duration at more attractive levels.

Prior to the COVID-19 outbreak in the United States, the Fund’s average credit quality was increased by taking advantage of strong demand for lower quality investment-grade municipal bonds. With the spread of the virus, and state and local governments issuing disaster declarations, the municipal market saw a dramatic increase in volatility and industry municipal bond funds experienced record redemptions. On March 27, 2020 the U.S. President signed the CARES Act, which provided $150 billion to state and local governments, and $25 billion to state transit programs. The Fund’s conservative investment philosophy and high quality overweight contributed to performance during this volatile period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/22/07

SHORT-INTERMEDIATE TAX-EXEMPT FUND	2.07%	1.34%	1.40%	2.00%

BLOOMBERG BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	1.98	1.62	1.93	2.70

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 130.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2020, the Tax-Exempt Fund returned 4.33%, outperforming the 3.85% return of the Bloomberg Barclays U.S. Municipal Index. Fund performance during the period benefited from its 5%-10% longer duration on average. In addition, the Fund’s high credit quality, which had detracted from relative performance for most of the period, contributed significantly during March 2020. The Fund also reduced its holdings in California bonds throughout the period as strong in-state demand drove the prices of these bonds higher, and created opportunities to invest in other states and increase the Fund’s income.

During the period, a macroeconomic backdrop of slow growth, low inflation and accommodative global central bank policies supported the municipal bond market. However, the COVID-19 outbreak in the United States brought a dramatic increase in market volatility, and municipal bond funds as an industry saw record redemptions in March 2020 following 11 months of inflows. On March 27, 2020, the U.S. President signed the CARES Act, which provided hundreds of billions of dollars in aid to state and local governments, and to specific industries such as health care, education and transportation. The U.S. Federal Reserve’s liquidity measures and direct loan capacity, and the federal government’s direct aid to municipalities, have provided significant support to the tax-exempt market.

The Fund continues to utilize an active relative value management approach, in conjunction with proactive, disciplined credit analysis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94

TAX-EXEMPT FUND	4.33%	3.15%	4.17%	4.91%

BLOOMBERG BARCLAYS U.S. MUNICIPAL INDEX	3.85	3.19	4.15	5.19

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 130.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND
ASSETS:
Investments, at value	$133,239	$477,197	$185,065
Investments in affiliates, at value	6,497	14,837	8,041
Interest income receivable	1,273	5,366	2,157
Dividend income receivable	3	11	5
Receivable for securities sold	–	–	–
Receivable for fund shares sold	–	60	50
Receivable from investment adviser	6	9	5
Prepaid and other assets	4	4	4
Total Assets	141,022	497,484	195,327
LIABILITIES:
Payable for securities purchased	1,294	–	–
Payable for when-issued securities	3,940	2,668	1,546
Payable for fund shares redeemed	114	1,179	282
Distributions payable to shareholders	66	231	100
Payable to affiliates:
Management fees	11	41	16
Custody fees	1	3	1
Shareholder servicing fees	20	20	20
Transfer agent fees	4	16	6
Trustee fees	4	4	4
Accrued other liabilities	35	38	34
Total Liabilities	5,489	4,200	2,009
Net Assets	$135,533	$493,284	$193,318
ANALYSIS OF NET ASSETS:
Capital stock	$132,006	$480,779	$184,381
Distributable earnings	3,527	12,505	8,937
Net Assets	$135,533	$493,284	$193,318
Shares Outstanding ($.0001 par value, unlimited authorization)	12,587	45,947	16,591
Net Asset Value, Redemption and Offering Price Per Share	$10.77	$10.74	$11.65
Investments, at cost	$128,867	$465,599	$176,538
Investments in affiliates, at cost	6,497	14,837	8,041

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2020

HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$484,123	$2,745,173	$835,855	$1,539,028
20,009	260,873	67,134	103,533
6,671	31,502	9,008	18,732
17	109	33	87
1,426	6,322	3,123	12,533
735	2,349	179	1,288
31	41	8	31
4	7	4	8
513,016	3,046,376	915,344	1,675,240

1,914	10,859	10,458	14,150
–	13,784	23,405	17,272
728	2,011	607	3,034
400	1,298	239	802
75	242	72	133
3	17	6	8
8	22	20	37
17	99	29	53
4	13	4	7
33	80	29	43
3,182	28,425	34,869	35,539
$509,834	$3,017,951	$880,475	$1,639,701

$528,478	$2,957,277	$870,445	$1,614,393
(18,644)	60,674	10,030	25,308
$509,834	$3,017,951	$880,475	$1,639,701
61,345	282,685	85,053	152,433
$8.31	$10.68	$10.35	$10.76
$497,966	$2,689,759	$832,352	$1,513,164
20,009	260,873	67,134	103,533

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest Income	$3,821	$14,691
Dividend income from investments in affiliates	144	363
Total Investment Income	3,965	15,054
EXPENSES:
Management fees	565	2,215
Custody fees	15	46
Transfer agent fees	41	159
Registration fees	14	7
Printing fees	17	19
Professional fees	43	43
Shareholder servicing fees	66	67
Trustee fees	9	9
Other	13	13
Total Expenses	783	2,578
Less expenses reimbursed by investment adviser	(178)	(247)
Net Expenses	605	2,331
Net Investment Income	3,360	12,723
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	740	4,553
Net changes in unrealized appreciation (depreciation) on:
Investments	275	(2,006)
Net Gains (Losses)	1,015	2,547
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,375	$15,270

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2020

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$6,002	$22,920	$75,360	$19,042	$43,438
233	304	4,523	965	2,510
6,235	23,224	79,883	20,007	45,948

829	4,004	12,580	3,987	6,214
20	46	248	81	122
60	163	925	283	459
7	21	22	20	26
15	14	37	10	22
43	43	82	43	55
67	32	36	71	116
9	9	36	9	18
13	13	37	14	21
1,063	4,345	14,003	4,518	7,053
(183)	(1,212)	(519)	(332)	(516)
880	3,133	13,484	4,186	6,537
5,355	20,091	66,399	15,821	39,411

3,260	3,275	38,580	11,701	16,756

(960)	(31,091)	(3,493)	(7,948)	(2,868)
2,300	(27,816)	35,087	3,753	13,888
$7,655	$(7,725)	$101,486	$19,574	$53,299

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2020	2019	2020	2019
OPERATIONS:
Net investment income	$3,360	$3,446	$12,723	$13,096
Net realized gains (losses)	740	(492)	4,553	(1,048)
Net change in unrealized appreciation (depreciation)	275	2,786	(2,006)	10,294
Net Increase (Decrease) in Net Assets Resulting from Operations	4,375	5,740	15,270	22,342
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	15,861	4,742	(8,057)	(4,731)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	15,861	4,742	(8,057)	(4,731)
DISTRIBUTIONS PAID:
Distributable earnings	(3,360)	(3,446)	(12,816)	(13,096)
Total Distributions Paid	(3,360)	(3,446)	(12,816)	(13,096)
Total Increase (Decrease) in Net Assets	16,876	7,036	(5,603)	4,515
NET ASSETS:
Beginning of year	118,657	111,621	498,887	494,372
End of year	$135,533	$118,657	$493,284	$498,887

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2020	2019	2020	2019	2020	2019	2020	2019	2020	2019

$5,355	$6,068	$20,091	$18,114	$66,399	$69,437	$15,821	$14,241	$39,411	$37,229
3,260	257	3,275	(488)	38,580	(1,179)	11,701	119	16,756	(3,278)
(960)	2,110	(31,091)	1,421	(3,493)	55,801	(7,948)	15,641	(2,868)	18,797
7,655	8,435	(7,725)	19,047	101,486	124,059	19,574	30,001	53,299	52,748

12,803	(4,223)	94,181	29,937	220,392	(215,681)	(81,445)	38,027	461,823	77,413
12,803	(4,223)	94,181	29,937	220,392	(215,681)	(81,445)	38,027	461,823	77,413

(6,556)	(6,068)	(20,091)	(18,114)	(78,008)	(69,437)	(20,634)	(14,241)	(43,612)	(37,228)
(6,556)	(6,068)	(20,091)	(18,114)	(78,008)	(69,437)	(20,634)	(14,241)	(43,612)	(37,228)
13,902	(1,856)	66,365	30,870	243,870	(161,059)	(82,505)	53,787	471,510	92,933

179,416	181,272	443,469	412,599	2,774,081	2,935,140	962,980	909,193	1,168,191	1,075,258
$193,318	$179,416	$509,834	$443,469	$3,017,951	$2,774,081	$880,475	$962,980	$1,639,701	$1,168,191

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$10.65		$10.43		$10.54		$10.96		$10.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.31		0.31		0.29		0.34
Net realized and unrealized gains (losses)	0.12		0.22		(0.11)		(0.30)		0.09
Total from Investment Operations	0.40		0.53		0.20		(0.01)		0.43
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)		(0.31)		(0.31)		(0.29)		(0.34)
From net realized gains	–		–		–		(0.12)		(0.06)
Total Distributions Paid	(0.28)		(0.31)		(0.31)		(0.41)		(0.40)
Net Asset Value, End of Year	$10.77		$10.65		$10.43		$10.54		$10.96
Total Return(1)	3.86%		5.15%		1.95%		(0.17)%		4.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$135,533		$118,657		$111,621		$102,928		$109,495
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46	%(2)	0.47	%(2)	0.46	%(2)	0.46	%(2)	0.46%
Expenses, before reimbursements and credits	0.60%		0.60%		0.61%		0.62%		0.59%
Net investment income, net of reimbursements and credits	2.56	%(2)	3.03	%(2)	2.89	%(2)	2.65	%(2)	3.17%
Net investment income, before reimbursements and credits	2.42%		2.90%		2.74%		2.49%		3.04%
Portfolio Turnover Rate	63.33%		52.94%		85.89%		83.45%		60.73%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $9,000 and $13,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019 and 2018, respectively, and less than $16,000, which represents less than 0.02 percent of average net assets for the fiscal year ended March 31, 2017. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$10.68		$10.47		$10.57		$11.03		$10.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27		0.28		0.28		0.26		0.28
Net realized and unrealized gains (losses)	0.06		0.21		(0.10)		(0.36)		0.15
Total from Investment Operations	0.33		0.49		0.18		(0.10)		0.43
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)		(0.28)		(0.28)		(0.26)		(0.28)
From net realized gains	–	(1)	–		–		(0.10)		(0.02)
Total Distributions Paid	(0.27)		(0.28)		(0.28)		(0.36)		(0.30)
Net Asset Value, End of Year	$10.74		$10.68		$10.47		$10.57		$11.03
Total Return(2)	3.11%		4.78%		1.67%		(0.87)%		4.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$493,284		$498,887		$494,372		$470,326		$508,152
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.45%
Expenses, before reimbursements and credits	0.50%		0.49%		0.50%		0.51%		0.50%
Net investment income, net of reimbursements and credits	2.48	%(3)	2.69	%(3)	2.61	%(3)	2.42	%(3)	2.59%
Net investment income, before reimbursements and credits	2.43%		2.65%		2.56%		2.36%		2.54%
Portfolio Turnover Rate	31.63%		28.54%		52.17%		64.62%		81.80%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, $22,000, $25,000 and $28,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$11.56		$11.40		$11.48		$12.06		$11.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33		0.40		0.39		0.35		0.38
Net realized and unrealized gains (losses)	0.16		0.16		(0.08)		(0.45)		0.20
Total from Investment Operations	0.49		0.56		0.31		(0.10)		0.58
LESS DISTRIBUTIONS PAID:
From net investment income	(0.33)		(0.40)		(0.39)		(0.35)		(0.38)
From net realized gains	(0.07)		–		–		(0.13)		–
Total Distributions Paid	(0.40)		(0.40)		(0.39)		(0.48)		(0.38)
Net Asset Value, End of Year	$11.65		$11.56		$11.40		$11.48		$12.06
Total Return(1)	4.27%		5.01%		2.69%		(0.83)%		4.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$193,318		$179,416		$181,272		$177,857		$189,741
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46	%(2)	0.46	%(2)	0.46	%(2)	0.46	%(2)	0.46%
Expenses, before reimbursements and credits	0.55%		0.56%		0.58%		0.61%		0.60%
Net investment income, net of reimbursements and credits	2.78	%(2)	3.50	%(2)	3.36	%(2)	2.95	%(2)	3.18%
Net investment income, before reimbursements and credits	2.69%		3.40%		3.24%		2.80%		3.04%
Portfolio Turnover Rate	55.08%		34.83%		83.27%		97.34%		131.91%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, $11,000, $21,000 and $16,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$8.70		$8.69		$8.69		$9.02		$8.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34		0.37		0.35		0.32		0.33
Net realized and unrealized gains (losses)	(0.39)		0.01		–		(0.33)		0.09
Total from Investment Operations	(0.05)		0.38		0.35		(0.01)		0.42
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)		(0.37)		(0.35)		(0.32)		(0.33)
Total Distributions Paid	(0.34)		(0.37)		(0.35)		(0.32)		(0.33)
Net Asset Value, End of Year	$8.31		$8.70		$8.69		$8.69		$9.02
Total Return(1)	(0.68)%		4.47%		4.03%		(0.10)%		4.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$509,834		$443,469		$412,599		$476,835		$575,904
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.60	%(2)	0.61	%(2)	0.80	%(2)	0.80	%(2)	0.80%
Expenses, before reimbursements and credits	0.84%		0.83%		0.83%		0.82%		0.83%
Net investment income, net of reimbursements and credits	3.87	%(2)	4.27	%(2)	3.96	%(2)	3.60	%(2)	3.67%
Net investment income, before reimbursements and credits	3.63%		4.05%		3.93%		3.58%		3.64%
Portfolio Turnover Rate	47.62%		51.81%		9.69%		39.67%		7.20%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $24,000, $16,000, $12,000 and $42,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$10.57		$10.37		$10.40		$10.82		$10.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.25		0.22		0.21		0.22
Net realized and unrealized gains (losses)	0.15		0.20		(0.03)		(0.26)		0.15
Total from Investment Operations	0.39		0.45		0.19		(0.05)		0.37
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)		(0.25)		(0.22)		(0.21)		(0.22)
From net realized gains	(0.04)		–		–		(0.16)		(0.04)
Total Distributions Paid	(0.28)		(0.25)		(0.22)		(0.37)		(0.26)
Net Asset Value, End of Year	$10.68		$10.57		$10.37		$10.40		$10.82
Total Return(1)	3.72%		4.47%		1.75%		(0.48)%		3.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,017,951		$2,774,081		$2,935,140		$2,752,569		$3,160,485
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45%
Expenses, before reimbursements and credits	0.47%		0.47%		0.48%		0.49%		0.49%
Net investment income, net of reimbursements and credits	2.23	%(2)	2.46	%(2)	2.03	%(2)	1.94	%(2)	2.04%
Net investment income, before reimbursements and credits	2.21%		2.44%		2.00%		1.90%		2.00%
Portfolio Turnover Rate	127.62%		115.01%		120.62%		106.67%		127.92%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $267,000, $380,000, $278,000 and $261,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$10.37		$10.20		$10.33		$10.48		$10.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.16		0.12		0.12		0.12
Net realized and unrealized gains (losses)	0.04		0.17		(0.11)		(0.13)		0.02
Total from Investment Operations	0.22		0.33		0.01		(0.01)		0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)		(0.16)		(0.13)		(0.12)		(0.12)
From net realized gains	(0.06)		–		(0.01)		(0.02)		– (1)
Total Distributions Paid	(0.24)		(0.16)		(0.14)		(0.14)		(0.12)
Net Asset Value, End of Year	$10.35		$10.37		$10.20		$10.33		$10.48
Total Return(2)	2.07%		3.29%		0.07%		(0.10)%		1.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$880,475		$962,980		$909,193		$1,047,250		$1,160,549
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.45%
Expenses, before reimbursements and credits	0.49%		0.48%		0.48%		0.48%		0.48%
Net investment income, net of reimbursements and credits	1.71	%(3)	1.59	%(3)	1.21	%(3)	1.18	%(3)	1.18%
Net investment income, before reimbursements and credits	1.67%		1.56%		1.18%		1.15%		1.15%
Portfolio Turnover Rate	126.29%		135.35%		36.55%		21.23%		20.01%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $63,000, $79,000, $96,000, and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Year	$10.63		$10.49		$10.55		$10.89		$10.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.35		0.33		0.31		0.36
Net realized and unrealized gains (losses)	0.16		0.14		(0.06)		(0.33)		0.09
Total from Investment Operations	0.46		0.49		0.27		(0.02)		0.45
LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)		(0.35)		(0.33)		(0.31)		(0.36)
From net realized gains	(0.03)		–		–		(0.01)		–
Total Distributions Paid	(0.33)		(0.35)		(0.33)		(0.32)		(0.36)
Net Asset Value, End of Year	$10.76		$10.63		$10.49		$10.55		$10.89
Total Return(1)	4.33%		4.78%		2.57%		(0.16)%		4.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,639,701		$1,168,191		$1,075,258		$1,077,256		$1,064,728
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45	%(2)	0.45%
Expenses, before reimbursements and credits	0.49%		0.47%		0.48%		0.48%		0.48%
Net investment income, net of reimbursements and credits	2.73	%(2)	3.35	%(2)	3.12	%(2)	2.91	%(2)	3.37%
Net investment income, before reimbursements and credits	2.69%		3.33%		3.09%		2.88%		3.34%
Portfolio Turnover Rate	122.55%		116.37%		103.25%		99.52%		111.59%

(1)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $183,000, $84,000, $64,000 and $103,000, which represent less than 0.02 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.5%

Arizona – 96.5%

Arizona Board of Regents Refunding COPS, University of Arizona Project, 5.00%, 6/1/28	$400	$506

Arizona Board of Regents State University System Revenue Bonds, Series A, 5.00%, 7/1/31	550	628
5.00%, 7/1/34	750	853
5.00%, 7/1/35	750	852

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/35	1,000	1,166
5.00%, 7/1/41	1,000	1,154

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/31	1,000	1,237
5.00%, 7/1/36	495	605

Arizona Board of Regents University of Arizona System Revenue Refunding Bonds, Stimulus Plan for Economic & Educational Development, 4.00%, 8/1/44	1,000	1,149

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/32	1,500	1,755

Arizona Board of Regents University System Revenue Refunding Bonds, 5.00%, 6/1/33	1,710	2,052

Arizona State Health Facilities Authority Revenue Bonds, Series A, Banner Health, 4.00%, 1/1/43	3,500	3,560

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project, 5.00%, 2/1/30 (1)	1,000	1,214

Arizona State Lottery Revenue Refunding Bonds, 5.00%, 7/1/21	2,165	2,267

Arizona State Transportation Board Revenue GANS, Series A, 5.00%, 7/1/23	1,000	1,121

Flagstaff G.O. Unlimited Bonds, 5.00%, 7/1/22	1,500	1,627

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.5% – continued

Arizona – 96.5% – continued

Gila County Revenue Refunding Obligations Bonds, 5.00%, 7/1/29	$380	$493

Gilbert Water Resource Municipal Property Corp. Utility System Revenue Bonds, 5.00%, 7/1/28	500	610
5.00%, 7/1/29	750	914
5.00%, 7/1/30	500	608
5.00%, 7/1/31	600	727

Glendale IDA Revenue Bonds, Midwestern University, 5.13%, 5/15/40	1,000	1,005

Glendale IDA Revenue Refunding Bonds, Midwestern University, 5.00%, 5/15/32	500	646

Glendale Union School District No. 205 G.O. Unlimited Bonds, Series C, 3.00%, 7/1/20	1,225	1,231

Goodyear McDowell Road Commercial Corridor Improvement District Special Assessment Refunding Bonds (BAM Insured), 3.35%, 1/1/28	870	956

Goodyear Water & Sewer Revenue Bonds, Subordinate Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,048

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (BAM Insured), 5.00%, 7/1/34	1,100	1,336

Maricopa County Elementary School District No. 28 Kyrene Elementary G.O. Unlimited Bonds, Series A, School Improvement Project of 2017, 5.00%, 7/1/31	275	348
5.00%, 7/1/32	250	315

Maricopa County Elementary School District No. 28 Kyrene G.O. Unlimited Bonds, Series B, School Improvement Project of 2010, 5.25%, 7/1/28 (2)	940	1,064
5.50%, 7/1/29 (2)	485	553
5.50%, 7/1/30 (2)	375	427

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.5% – continued

Arizona – 96.5% – continued

Maricopa County Elementary School District No. 33 Buckeye G.O. Unlimited Bonds, Series B, School Improvement Project of 2015 (BAM Insured), 5.00%, 7/1/38	$1,000	$1,197

Maricopa County Elementary School District No. 8 G.O. Unlimited Bonds, Series B, Osborn School Improvement Project of 2017 (AGM Insured), 5.00%, 7/1/35	625	773
5.00%, 7/1/36	1,175	1,450

Maricopa County Elementary School District No. 92 Pendergast Elementary G.O. Unlimited Bonds, Series D, Project of 2016, 5.00%, 7/1/28	1,000	1,263

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project, 5.00%, 7/1/39	1,285	1,514
5.00%, 7/1/47	1,000	1,160

Maricopa County IDA Hospital Revenue Refunding Bonds, Series A, Honorhealth, 5.00%, 9/1/42	4,000	4,828

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 5.00%, 1/1/38	1,250	1,435

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series A, School Improvement Project, 5.00%, 7/1/26	2,250	2,746

Maricopa County School District No. 31 Balsz G.O. Unlimited Bonds, Series A, School Improvement Project of 2018 (AGM Insured), 5.00%, 7/1/31	1,575	1,971
4.00%, 7/1/37	500	567

Maricopa County Special Health Care District G.O. Unlimited Bonds, 5.00%, 7/1/28	550	690
5.00%, 7/1/32	1,000	1,223
5.00%, 7/1/35	1,000	1,212

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.5% – continued

Arizona – 96.5% – continued
4.00%, 7/1/38	$2,500	$2,795

Maricopa County Unified High School District No. 216 Agua Fria G.O. Unlimited Bonds, 3.00%, 7/1/37	1,000	1,045

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series A, 5.00%, 7/1/22	1,375	1,490

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series B, School Improvement Project of 2015, 5.00%, 7/1/28	525	654
5.00%, 7/1/29	650	807
5.00%, 7/1/31	500	617

Maricopa County Unified School District No. 41 Gilbert G.O. Unlimited Bonds, Series C, 5.00%, 7/1/24	1,000	1,157

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Bonds, Series C, 5.00%, 7/1/32	1,600	2,018

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, 5.00%, 7/1/32	550	713
5.00%, 7/1/33	625	808

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series A, 4.00%, 7/1/28	1,000	1,057

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011, 4.50%, 7/1/27	1,700	1,868

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,078

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.5% – continued

Arizona – 96.5% – continued

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series C, School Improvement Project of 2015, 5.00%, 7/1/30	$1,335	$1,697

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds, 5.00%, 7/1/26	400	473

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, 7/1/31 (1)	1,000	1,284
4.00%, 7/1/39	1,130	1,290

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/37	650	767

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,121

Mesa Utility System Revenue Refunding Bonds, Series A, 5.00%, 7/1/21	1,220	1,279

Mesa Utility System Revenue Refunding Bonds, Series B, 5.00%, 7/1/30	290	377

Mesa Utility System Revenue Refunding Bonds, Series C, 5.00%, 7/1/21	1,000	1,049
5.00%, 7/1/22	675	732
5.00%, 7/1/23	1,000	1,121

Northern Arizona University Revenue Refunding Bonds, Series B (BAM Insured), 5.00%, 6/1/38	2,000	2,543

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds, 3.00%, 7/1/49	2,000	1,982
4.00%, 7/1/49	1,000	1,086
5.00%, 7/1/49	1,000	1,180

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.5% – continued

Arizona – 96.5% – continued

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds, Series B, 5.00%, 7/1/34	$4,000	$4,732

Phoenix Civic Improvement Corp. Rental Car Facility Revenue Bonds, Series A, 5.00%, 7/1/38	1,000	1,195
5.00%, 7/1/39	2,000	2,385

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	1,000	1,135
7/1/44 (1)	1,100	1,385

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 4.00%, 7/1/28	1,000	1,105

Pima County COPS, 5.00%, 12/1/20	1,040	1,066
5.00%, 12/1/22	650	714

Pima County Sewer System Revenue Bonds, 5.00%, 7/1/25	1,000	1,120

Pima County Sewer System Revenue Bonds (AGM Insured), Prerefunded, 5.00%, 7/1/20 (3)	1,350	1,363

Pima County Sewer System Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/21 (3)	1,000	1,046

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 5.00%, 7/1/24	1,005	1,123

Pima County Unified School District No. 20 G.O. Unlimited Bonds, Vail School Improvement (BAM Insured), 3.00%, 7/1/21	420	429
5.00%, 7/1/26	1,685	2,045

Pima County Unified School District No. 6 G.O. Unlimited Bonds, Marana School Improvement (FHLMC Insured), 4.00%, 7/1/29	675	752

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 96.5% – continued

Arizona – 96.5% – continued

Pinal County Community College District Revenue Bonds, Central Arizona Collage (BAM Insured), 5.00%, 7/1/28	$175	$210

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,083

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	1,887

Queen Creek Excise Tax & State Shared Revenue Bonds, Series B, 5.00%, 8/1/47	2,540	2,788

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, 5.00%, 1/1/31	1,000	1,255

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/36	1,105	1,291

Scottsdale G.O. Unlimited Bonds, Series C, Projects of 2015, 5.00%, 7/1/24	100	116

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,414

Tempe G.O. Unlimited Bonds, 5.00%, 7/1/33	1,125	1,448

Tucson Water System Revenue Bonds, Prerefunded, 5.00%, 7/1/21(3)	1,825	1,915

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical, 3.13%, 8/1/43	2,450	2,504

4.00%, 8/1/43	1,000	1,125
		130,775
Total Municipal Bonds
(Cost $126,396)		130,775

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 4 .8%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40%(4)(5)	6,496,994	$6,497
Total Investment Companies
(Cost $6,497)		6,497

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 1 . 8%

Arizona State Refunding COPS, 5.00%, 9/1/20	$650	$660

Arizona State School District COPS TANS, 2.00%, 7/28/20	1,500	1,495

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, 5.00%, 1/1/21	300	309
Total Short-Term Investments
(Cost $2,471)		2,464

Total Investments – 103.1%
(Cost $135,364)		139,736

Liabilities less Other Assets – (3.1%)		(4,203)
NET ASSETS – 100.0%		$135,533

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2020.
(2)	Security has converted to a fixed rate as of July 1, 2015, and is a fixed rate going forward.
(3)	Maturity date represents the prerefunded date.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guaranty Municipal Corporation

BAM - Build America Mutual

COPS - Certificates of Participation

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

GANS - Grant Anticipation Notes

IDA - Industrial Development Authority

S&P - Standard & Poor’s

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

TANS - Tax Anticipation Notes

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
AAA	6.6%
AA	69.6
A	17.2
A1 (Short Term)	1.1
Not Rated	0.9
Cash Equivalents	4.6

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	24.1%
General Obligation	6.5
Higher Education	12.1
Medical	9.6
School District	28.3
All other sectors less than 5%	19.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$130,775	$–	$130,775
Investment Companies	6,497	–	–	6,497
Short-Term Investments	–	2,464	–	2,464
Total Investments	$6,497	$133,239	$–	$139,736

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0%

California – 95.0%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects, 4.00%, 12/1/24	$850	$936

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014, 5.00%, 8/1/42	4,000	4,790

Alameda County Unified School District G.O. Unlimited Bonds, Series C, Election of 2014, 3.00%, 8/1/42	3,950	4,065

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016, 5.00%, 8/1/43	1,000	1,173

Anaheim Housing & Public Improvement Authority Revenue Refunding Bonds, Series B, 5.00%, 10/1/28	2,000	2,225

Azusa Unified School District G.O. Unlimited Bonds, Series C, Election of 2014, 5.00%, 8/1/44	1,700	2,090

Bay Area Toll Authority Subordinate Toll Bridge Revenue Refunding Bonds, Series S-H, 5.00%, 4/1/44	2,000	2,468

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, 2.00%, 4/1/24 (1)(2)(3)	7,620	7,745
2.13%, 4/1/25 (1)(2)(3)	16,700	17,125

Bay Area Toll Authority Toll Bridge Revenue Refunding Bonds, Series E, 2.00%, 4/1/21 (1)(2)(3)	565	567

Bay Area Toll Authority Toll Bridge San Francisco Bay Area Revenue Refunding Bonds, 2.95%, 4/1/26 (1)(2)(3)	19,975	21,600

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	996	1,057

California School Finance Authority Educational Facilities Revenue Bonds, Granada Hills Charter Obligated Group, 5.00%, 7/1/43	1,000	1,048

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

California School Finance Authority Educational Facilities Revenue Bonds, Series A, Kipp Socal Public School Projects, 5.00%, 7/1/39	$1,000	$1,093

California State Department of Water Resources Central Valley Project Revenue Bonds, Series AR, 4.00%, 12/1/34	1,795	1,965

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project, 3.00%, 11/1/44	3,000	3,060
4.00%, 11/1/49	1,900	2,085

California State G.O. Unlimited Bonds, 5.00%, 3/1/26	1,250	1,473
5.25%, 11/1/40	8,500	8,669

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/27	1,845	2,257
5.00%, 10/1/27	3,850	4,834
5.00%, 8/1/28	4,000	4,971
5.00%, 10/1/28	3,000	3,849
5.00%, 3/1/35	3,500	4,516

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/27	2,000	2,441
5.00%, 8/1/28	7,000	8,525

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	1,000	1,175

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	3,500	4,182

California State G.O. Unlimited Various Purpose Refunding Bonds, 5.00%, 10/1/26	2,750	3,201

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/32	1,200	1,386

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/27	$250	$302

California State Health Facilities Financing Authority Revenue Refunding Bonds, Children’s Hospital of Orange County, 5.00%, 11/1/28	700	909

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health, 2.00%, 10/1/25 (1)(2)(3)	2,450	2,415

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health, 5.00%, 11/15/35	2,500	2,921
5.00%, 11/15/46	3,000	3,440

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund, 5.00%, 11/1/39	550	669

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street, 5.00%, 5/15/36	1,000	1,224

California State Municipal Finance Authority MFH Pass-Through Revenue Bonds, Park Western Apartment (FNMA Insured), 2.65%, 8/1/36	3,478	3,528

California State Municipal Finance Authority Revenue Bonds, Series A, National University, 5.00%, 4/1/36	2,245	2,643

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/39	1,500	1,609

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	$1,000	$1,021

California State University Revenue Bonds, Series A, 5.00%, 11/1/31	2,670	3,419

California State University Systemwide Revenue Refunding Bonds, Series A, 4.00%, 11/1/45	2,600	2,803

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/23	500	565
5.00%, 5/1/24	1,450	1,667
5.00%, 11/1/28	4,000	4,999
5.25%, 3/1/30	1,500	1,505
5.25%, 10/1/39	1,500	1,784

California State Various Purpose G.O. Unlimited Bonds, Bidding Group, 5.00%, 9/1/28	5,000	6,102

California Statewide Communities Development Authority Revenue Bonds, Viamonte Senior Living Project (California Mortgage Insured), 3.00%, 7/1/26	5,500	5,541

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (4)	1,000	1,150

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 4.00%, 8/1/48	1,000	1,092

Contra Costa Community College District G.O. Unlimited Bonds, Series B-2, 3.00%, 8/1/35	775	825

Desert Community College District G.O. Unlimited Bonds, Riverside & Imperial County, 5.00%, 8/1/43	1,125	1,233

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/39	1,330	1,604

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/23 (5)	$9,940	$9,531

Evergreen School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/46	1,000	1,213

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded, 5.38%, 8/1/21 (4)	1,500	1,587

Imperial Irrigation District Electric Revenue Bonds, Series B-1, 5.00%, 11/1/46	2,500	2,929

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F, 5.00%, 6/1/27	1,100	1,294

Long Beach Harbor Revenue Bonds, Series A (AMT), 5.00%, 5/15/30	1,300	1,510

Long Beach Harbor Revenue Refunding Bonds, Series C, 5.00%, 5/15/47	3,000	3,463

Long Beach Unified School District G.O. Unlimited Bonds, Series F, Election of 2008, 3.00%, 8/1/38	3,270	3,357

Long Beach Unified School District G.O. Unlimited Bonds, Series SE, Election of 2008, Unrefunded Balance, 5.00%, 8/1/20	70	70

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008, 3.00%, 8/1/39	3,600	3,718

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II, 5.00%, 8/1/24	945	1,028

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 5.00%, 12/1/29	1,665	1,980

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series E-1, 5.00%, 12/1/44	$3,405	$4,068

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/29	2,630	3,128
5.00%, 12/1/31	2,000	2,374

Los Angeles County TRANS, 5.00%, 6/30/20	5,200	5,248

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International, 5.00%, 5/15/23	500	549
5.00%, 5/15/24	500	564
5.00%, 5/15/30	1,465	1,781

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.25%, 5/15/31	2,000	2,377
5.00%, 5/15/44	1,500	1,771

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5.00%, 5/15/27	7,435	8,895
5.00%, 5/15/28	7,630	9,272
5.00%, 5/15/29	1,000	1,209

Los Angeles Department of Airports Senior Revenue Bonds, Series B, 5.00%, 5/15/27	640	748

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.25%, 5/15/29	3,000	3,014
5.00%, 5/15/40	3,500	3,513

Los Angeles Department of Water & Power System Revenue Bonds, Series C, 5.00%, 7/1/49	1,000	1,216

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B, 5.00%, 7/1/43	1,850	2,246

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), Private Activity, 5.00%, 8/1/25	$6,750	$7,914

Los Angeles Unified School District G.O. Unlimited Bonds, Series B-1, Election of 2008, 4.00%, 7/1/24	1,930	2,127
4.00%, 7/1/25	3,000	3,361
5.00%, 7/1/29	1,500	1,822
5.00%, 7/1/30	190	230

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/24	2,360	2,697
5.00%, 7/1/26	5,440	6,495

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), Escrowed to Maturity, 6.00%, 6/1/21	1,185	1,252

Los Angeles Wastewater System Revenue, Subseries A, Green Bonds, 5.00%, 6/1/38	1,100	1,335

Los Rios Community College District G.O. Unlimited Bonds, Series D, 3.00%, 8/1/44	2,000	2,051

Marin County COPS, Prerefunded, 3.00%, 8/1/20 (4)	1,595	1,605
4.00%, 8/1/20 (4)	1,140	1,151

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A, 2.50%, 7/1/27	6,650	7,258

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (4)	2,000	2,119

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A, 5.00%, 10/1/26	1,490	1,791
5.00%, 10/1/27	1,130	1,357
5.00%, 10/1/28	2,770	3,316

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

Modesto Irrigation District Financing Authority Electric System Revenue Refunding Bonds, Series B, 5.00%, 10/1/28	$2,150	$2,788

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured), 5.00%, 9/1/22	1,445	1,579

Monterey County Public Facilities Financing COPS, 5.00%, 10/1/27	1,000	1,201
5.00%, 10/1/28	670	802

Mount San Antonio Community College District G.O. Unlimited Bonds, Election of 2018, Series A, 5.00%, 8/1/44	1,900	2,358

Natomas Unified School District G.O. Unlimited Bonds (AGM Insured), 3.00%, 8/1/39	1,655	1,709
3.00%, 8/1/40	2,325	2,392
3.00%, 8/1/41	2,590	2,660

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/25	1,690	1,938

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured), 5.00%, 8/1/33	1,185	1,411

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/31	3,620	4,330

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24 (1)(2)(3)	2,000	2,074

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A, 5.00%, 8/1/22	750	810
5.00%, 8/1/24	600	685

Orange County Local Transportation Authority Sales TRB, 5.00%, 2/15/33	3,000	3,808

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

Oxnard Union High School District G.O. Unlimited Bonds, Series A, Election of 2018, 5.00%, 8/1/42	$3,000	$3,530

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008, 2.00%, 8/1/27	1,970	2,028

Paso Robles Joint Unified School District G.O. Unlimited Bonds, Series A, 4.00%, 8/1/43	4,220	4,712
4.00%, 8/1/46	5,950	6,597

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	1,000	1,181

Poway Unified School District No. 07 Improvement G.O. Unlimited Bonds, Series 1-A, Election of 2008, 0.00%, 8/1/20 (5)	3,280	3,268

Redlands Unified School District G.O. Unlimited Refunding Bonds, San Bernandino County, 3.00%, 7/1/30	2,295	2,499

Richmond Joint Powers Financing Authority Revenue Refunding Bonds, Series A, Civic Center Project (AGM Insured), 5.00%, 11/1/24	600	701
5.00%, 11/1/25	1,000	1,200
5.00%, 11/1/26	750	923

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series 2013 A, Public Defender & Probation Building, Prerefunded, 5.25%, 11/1/23 (4)	150	171

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series 2013 A, Public Defender & Probation Building, Unrefunded Balance, 5.25%, 11/1/24	650	743

Riverside County TRANS, 5.00%, 6/30/20	1,500	1,513

Riverside County Transportation Commission Revenue Refunding Bonds, Series A, 3.00%, 6/1/26	5,500	5,880

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

Riverside County Transportation Commission Sales Tax Revenue Refunding Bonds, Series B, 5.00%, 6/1/30	$2,500	$3,131

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured), 5.25%, 6/1/24	615	693

Sacramento County Airport System Revenue Refunding Bonds, Series A, 5.00%, 7/1/29	565	694
5.00%, 7/1/31	500	608

Sacramento County Airport System Revenue Refunding Bonds, Series B, 5.00%, 7/1/29	680	835

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,513

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds, 5.00%, 11/15/26	1,000	1,174

San Diego Association of Governments South Bay Expressway Toll Senior Lien Revenue Bonds, Series A, 5.00%, 7/1/29	850	1,058
5.00%, 7/1/37	1,000	1,199

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Ballpark, 5.00%, 10/15/30	1,040	1,250

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012, 5.00%, 7/1/41	3,380	4,055

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	1,500	1,911

San Francisco Bay Area Rapid Transit District G.O. Unlimited Bonds, Green Bonds, 5.00%, 8/1/31	2,000	2,589

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

San Francisco Bay Area Rapid Transit District Sales TRB, Series A, 3.00%, 7/1/44	$2,000	$2,050

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/38	3,000	3,516

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT), 4.00%, 5/1/50	3,500	3,687

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds (AMT), Series D, 5.00%, 5/1/25	1,000	1,140

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/24	1,095	1,166

San Francisco City & County G.O. Unlimited Bonds, Series C, 3.00%, 6/15/30	5,415	5,701

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, Series D, Green Bonds, 5.00%, 11/1/32	1,375	1,679

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C, 3.25%, 6/15/32	1,500	1,581

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	2,615	2,634

San Francisco County Transportation Authority Sales TRB, 3.00%, 2/1/30	5,000	5,426

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/26	1,055	1,209

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, Prerefunded, 5.75%, 3/1/21 (4)	$2,000	$2,083

San Jose Airport Revenue Refunding Bonds, Series A (AMT), 5.00%, 3/1/22	1,495	1,597

San Jose G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/31	1,900	2,439

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Prerefunded, 5.00%, 8/1/21 (4)	830	873

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, Unrefunded Balance, 5.00%, 8/1/23	170	179

San Rafael Elementary School District G.O. Unlimited Bonds, Series B, Election of 2015, 4.50%, 8/1/42	1,750	2,039

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, Prerefunded, 4.50%, 7/1/20 (4)	2,000	2,018

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, Prerefunded, 5.00%, 7/1/20 (4)	1,500	1,515

Santa Clarita Community College District G.O. Unlimited Bonds, 3.00%, 8/1/44	1,000	1,028

Santa Rosa Elementary School District G.O. Unlimited Bonds, Series D, Election of 2014 (AGM Insured), 5.00%, 8/1/43	1,145	1,343

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured), 5.00%, 8/1/43	1,000	1,169

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (4)	2,000	2,123

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

Southern California Financing Authority Water Replenishment Assessment Revenue Bonds, 5.00%, 8/1/43	$2,000	$2,440

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Phase II Project, 5.25%, 7/1/27	1,000	1,049

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project No. 1, 5.00%, 7/1/26	4,700	4,744

Stockton Public Financing Authority Parking Revenue Refunding Bonds, 5.00%, 3/1/32	555	668
5.00%, 3/1/33	600	720
5.00%, 3/1/47	1,125	1,293

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, 5.00%, 1/1/28	625	724

University of California General Revenue Bonds, Series AF, Prerefunded, 5.00%, 5/15/23 (4)	1,220	1,361

Ventura County Public Financing Authority Lease Revenue Bonds, Series B, 5.00%, 11/1/24	1,060	1,204

Ventura Unified School District G.O. Unlimited Refunding Bonds, 8/1/29 (6)	640	827
8/1/30 (6)	680	876
8/1/31 (6)	710	911

Visalia Unified School District COPS (AGM Insured), 3.00%, 5/1/27	1,525	1,549

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	1,645	1,650

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 95.0% – continued

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, 5.00%, 9/1/26	$1,000	$1,198
		468,685
Total Municipal Bonds
(Cost $457,079)		468,685

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.0%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (7)(8)	14,836,965	$14,837
Total Investment Companies
(Cost $14,837)		14,837

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.7%

California State Department of Water Resources Bonds, 1.06%, 4/2/20	$7,000	$6,999

Vernon Electric System Revenue Refunding Bonds, Series A, 5.00%, 8/1/20	1,500	1,513
Total Short-Term Investments
(Cost $8,520)		8,512

Total Investments – 99.7%
(Cost $480,436)		492,034

Other Assets less Liabilities – 0.3%		1,250
NET ASSETS – 100.0%		$493,284

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Zero coupon bond.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2020.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

HFA - Housing Finance Authority

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

S&P - Standard & Poor’s

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
AAA	0.8%
AA	77.9
A	12.0
A1+ (Short Term)	1.4
BBB	1.6
Not rated	3.3
Cash Equivalents	3.0

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	9.9%
General	14.7
General Obligation	18.3
School District	21.1
Transportation	13.1
All other sectors less than 5%	22.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
INVESTMENTS	(000s)	(000s)	(000s)	(000s)
Municipal Bonds (1)	$ –	$468,685	$–	$468,685
Investment Companies	14,837	–	–	14,837
Short-Term Investments	–	8,512	–	8,512
Total Investments	$14,837	$477,197	$–	$492,034

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8%

California – 88.8%

Alameda County Unified School District G.O. Unlimited Bonds, Series B, Election of 2014, 5.00%, 8/1/42	$1,000	$1,197

Alameda County Unified School District G.O. Unlimited Bonds, Series C, Election of 2014, 3.00%, 8/1/42	3,000	3,087

Albany Unified School District G.O. Unlimited Bonds, Series B, Measure B, Election of 2016, 4.00%, 8/1/46	1,000	1,096

Bay Area Toll Authority Toll Bridge San Francisco Bay Area Revenue Refunding Bonds, 2.95%, 4/1/26 (1) (2) (3)	5,500	5,947

Bay Area Toll Authority Toll Bridge Subordinate Revenue Refunding Bonds, Series S-H, 5.00%, 4/1/49	1,000	1,224

Beaumont Unified School District G.O. Unlimited Bonds, Series D, Election of 2008 (BAM Insured), 5.25%, 8/1/44	1,500	1,779

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	996	1,057

California State Construction G.O. Unlimited Bonds, 3.00%, 10/1/49	1,000	1,011

California State Educational Facilities Authority Revenue Bonds, Series U-6, Stanford University, 5.00%, 5/1/45	3,000	4,510

California State Enterprise Development Authority Lease Revenue Bonds, Riverside County Library Facilities Project, 4.00%, 11/1/49	1,000	1,098

California State G.O. Unlimited Bonds, Various Purpose, 3.00%, 3/1/50	1,500	1,515

California State G.O. Unlimited Refunding Bonds, 5.00%, 4/1/25	1,500	1,771
5.00%, 10/1/28	3,000	3,849

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8% – continued

California – 88.8% – continued

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	$2,500	$2,937

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	500	597

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health, 5.00%, 11/15/46	1,000	1,147

California State Infrastructure & Economic Development Bank Revenue Bonds, Equitable School Revolving Fund, 5.00%, 11/1/44	625	751

California State Infrastructure & Economic Development Bank Revenue Bonds, UCSF 2130 Third Street, 5.00%, 5/15/42	1,000	1,203

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, 1.75%, 8/1/26 (1)(2)(3)	3,500	3,533

California State Municipal Finance Authority Revenue Bonds, Series A, National University, 5.00%, 4/1/40	1,000	1,165

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/39	1,000	1,072
5.00%, 5/15/43	1,000	1,065

California State Public Works Board Lease Revenue Refunding Bonds, Various Capital Projects, 5.00%, 11/1/21	250	265

California State University Systemwide Revenue Refunding Bonds, Series A, 4.00%, 11/1/45	1,000	1,078

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	4,000	4,078
5.25%, 3/1/30	3,500	3,511
5.50%, 3/1/40	2,865	2,873

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8% – continued

California – 88.8% – continued

Carlsbad Unified School District G.O. Unlimited Bonds, Series A, Election of 2018, 3.00%, 8/1/42	$550	$570

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (4)	570	655
6.00%, 8/1/23 (4)	1,000	1,156

Compton Unified School District G.O. Unlimited Bonds, Series B (BAM Insured), 4.00%, 6/1/49	1,675	1,837

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, 4.00%, 8/1/49	1,000	1,111

Desert Sands Unified School District G.O. Unlimited Bonds, Election of 2014, 4.00%, 8/1/44	500	553

Evergreen School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/46	1,300	1,576

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, Prerefunded, 5.38%, 8/1/21 (4)	3,500	3,704

Imperial Irrigation District Electric Revenue Bonds, Series B-1, 5.00%, 11/1/46	1,500	1,757

Lancaster Financing Authority Revenue Bonds, Measure M & R Street Improvements Project, 4.00%, 6/1/49	2,830	3,172

Los Angeles Community College District G.O. Unlimited Bonds, Series K, Election of 2008, 3.00%, 8/1/39	1,400	1,446

Los Angeles County TRANS, 5.00%, 6/30/20	1,200	1,211

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International, 5.00%, 5/15/31	1,000	1,211

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8% – continued

California – 88.8% – continued

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/44	$500	$591

Los Angeles Department of Airports Private Activity Senior Revenue Bonds (AMT), 5.00%, 5/15/21	2,000	2,074

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5.00%, 5/15/29	4,000	4,836
5.00%, 5/15/31	5,000	5,997

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/21	1,410	1,475
5.00%, 7/1/24	3,000	3,429

Los Rios Community College District G.O. Unlimited Bonds, Series D, 3.00%, 8/1/44	1,000	1,025

Lucia Mar Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 5.00%, 8/1/42	1,450	1,772

Manteca Redevelopment Agency Successor Agency Tax Allocation Refunding Bonds, Series A (BAM Insured), 4.00%, 10/1/39	500	583

Marin County COPS, Prerefunded, 4.25%, 8/1/20 (4)	1,575	1,592

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A, 5.00%, 7/1/22	1,000	1,085

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series B, 4.00%, 8/1/23	395	431

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (4)	600	636
5.50%, 9/1/21 (4)	2,500	2,657

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8% – continued

California – 88.8% – continued

Monterey County Financing Authority Revenue Refunding Bonds, 5.00%, 9/1/37	$1,170	$1,452

Mount San Antonio Community College District G.O. Unlimited Bonds, Election of 2018, Series A, 5.00%, 8/1/44	1,000	1,241

New Haven Unified School District G.O. Unlimited Bonds, Series C, Alameda County, 3.00%, 8/1/49	1,520	1,552

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 0.00%, 8/1/33 (5)	10,000	7,610

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24 (1)(2)(3)	2,000	2,074

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008, 3.00%, 8/1/31	2,435	2,618

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured), 7.00%, 8/1/38 (6)	5,000	7,069

Riverside County Teeter Obligation Revenue Notes, Series A, 1.38%, 10/22/20	1,500	1,501

Riverside County TRANS, 5.00%, 6/30/20	1,000	1,009

Riverside Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/43	2,330	2,822

Ross Valley Public Financing Authority Revenue Bonds, Sanitary District No. 1 of Marin County, 5.00%, 1/1/36	275	319
5.00%, 1/1/37	215	249

Sacramento Municipal Utility District Revenue Bonds, Series A, 5.00%, 8/15/37	55	61

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8% – continued

California – 88.8% – continued

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds, 1.80%, 11/15/27	$1,000	$1,005

San Diego Unified School District G.O. Unlimited Bonds, Series I, Election of 2012, 5.00%, 7/1/41	1,175	1,410

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/38	1,000	1,172
5.00%, 5/1/42	1,500	1,696
5.00%, 5/1/49	1,000	1,150

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT), 5.00%, 5/1/45	1,000	1,156
4.00%, 5/1/50	1,500	1,580

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds (AMT), Series D, 5.00%, 5/1/25	1,000	1,140

San Francisco City & County G.O. Unlimited Bonds, Series C, 3.00%, 6/15/30	1,000	1,053

San Francisco City & County G.O. Unlimited Bonds, Series D, 5.00%, 6/15/23	950	1,032

San Francisco City & County Unified School District G.O. Unlimited Bonds, Proposition A, Series F&C, 3.25%, 6/15/32	2,500	2,636

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, Prerefunded, 5.25%, 3/1/21 (4)	2,075	2,152

San Jose G.O. Unlimited Bonds, Series A-1, 5.00%, 9/1/42	1,310	1,619

Santa Ana College Improvement District No. 1 Rancho Santiago Community College District G.O. Unlimited Bonds, 3.00%, 8/1/39	2,130	2,200

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8% – continued

California – 88.8% – continued

Santa Ana Gas Tax Revenue Refunding Bonds, 4.00%, 1/1/21	$955	$976

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,265

Santa Clarita Community College District G.O. Unlimited Bonds, 3.00%, 8/1/49	2,475	2,526

Santa Rosa High School District G.O. Unlimited Bonds, Series C, Election of 2014 (AGM Insured), 5.00%, 8/1/43	500	585

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21(4)	2,025	2,150

Simi Valley Unified School District G.O. Unlimited Bonds, Series B, 4.00%, 8/1/48	2,130	2,343

South Bayside Waste Management Authority Solid Waste Enterprise Revenue Refunding Bonds, Shoreway Environmental Center, Green Bonds (AGM Insured), 5.00%, 9/1/32	500	638

Stockton Public Financing Authority Parking Revenue Refunding Bonds, 5.00%, 3/1/32	250	301
5.00%, 3/1/33	245	294
5.00%, 3/1/47	500	575

University of California General Revenue Bonds, Series AF, Prerefunded, 5.00%, 5/15/23(4)	430	480

University of California Revenue Refunding Bonds, Series O, Limited Project, 5.00%, 5/15/58	2,500	2,991

Ventura Unified School District G.O. Unlimited Refunding Bonds, 8/1/27(7)	585	725
8/1/28(7)	620	785

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 88.8% – continued

California – 88.8% – continued

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	$2,000	$2,006
		171,776
Total Municipal Bonds
(Cost $163,241)		171,776

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 4.2%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40%(8)(9)	8,041,087	$8,041

Total Investment Companies

(Cost $8,041)		8,041

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT—TERM INVESTMENTS – 6.9%

California State Department of Water Resources Bonds, 1.06%, 4/2/20	$3,000	$3,000

California State Infrastructure & Economic Development Bank Revenue Bonds, Clean Water State, Green Bonds, 5.00%, 10/1/20	1,975	2,013

California State Public Works Board Lease Revenue Refunding Bonds, Series A, Various Capital Project, 5.00%, 4/1/20	500	500

California State Public Works Board Lease Revenue Refunding Bonds, Series F, 5.00%, 5/1/20	610	612

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 6/1/20	500	503

San Diego Unified School District TRANS, Series A, 5.00%, 6/30/20	4,600	4,643

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 6.9% – continued

University of California Limited Project Revenue Refunding Bonds, Series I, 5.00%, 5/15/20	$1,005	$1,010

Vernon Electric System Revenue Refunding Bonds, Series A, 5.00%, 8/1/20	1,000	1,008
Total Short-Term Investments
(Cost $13,297)		13,289

Total Investments – 99.9%
(Cost $184,579)		193,106

Other Assets less Liabilities – 0.1%		212
NET ASSETS – 100.0%		$193,318

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Zero coupon bond.
(6)	Step coupon bond. Rate as of March 31, 2020 is disclosed.
(7)	When-Issued Security. Coupon rate is not in effect at March 31, 2020.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

G.O. - General Obligation

HFA - Housing Finance Authority

S&P - Standard & Poor’s

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	7.1%
AA	63.6
A	15.0
A1+ (Short Term)	3.6
A1 (Short Term)	0.8
BBB	2.8
Not rated	2.9
Cash Equivalents	4.2

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	11.7%
General	12.3
General Obligation	21.4
Higher Education	6.4
School District	24.6
All other sectors less than 5%	23.6

Total	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds(1)	$–	$171,776	$–	$171,776
Investment Companies	8,041	–	–	8,041
Short-Term Investments	–	13,289	–	13,289
Total Investments	$8,041	$185,065	$–	$193,106

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0%

Alabama – 1.9%

Alabama State Port Authority Docks Facilities Revenue Bonds, Prerefunded, 6.00%, 10/1/20 (1)	$5,000	$5,121

Hoover IDB Environmental Improvement Revenue Bonds, United States Steel Corp. (AMT), 5.75%, 10/1/49	1,000	892

Lower Alabama Gas District Gas Project Revenue Bonds, Series A, 5.00%, 9/1/46	3,000	3,517
		9,530

Arizona – 6.0%

Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48 (2)(3)	2,000	2,050

Arizona State IDA Education Revenue Bonds, Candeo Schools, Inc., Project (School District Credit Program), 4.00%, 7/1/47	700	729

Arizona State IDA Education Revenue Bonds, Christian University Project, 5.63%, 10/1/49 (2)	700	583

Arizona State IDA Education Revenue Bonds, Doral Academy of Nevada – Fire Mesa, 5.00%, 7/15/49	1,675	1,577

Arizona State IDA Education Revenue Bonds, Odyssey Preparatory Academy Project, 4.38%, 7/1/39	1,000	793
5.00%, 7/1/49	1,000	846

Arizona State IDA Education Revenue Refunding Bonds, Series A, Cadence Campus Project, 4.00%, 7/15/50	1,000	805

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools, 5.00%, 2/15/36	1,400	1,504
5.00%, 2/15/46	3,500	3,703

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Arizona – 6.0% – continued

Maricopa County IDA Educational Revenue Bonds, Arizona Autism Chart Schools Project, 5.00%, 7/1/50	$750	$699

Maricopa County Pollution Control Corp. Pollution Control Variable Revenue Refunding Bonds, Series A, Public Service of Palo Verde, 6.25%, 1/1/38	4,000	4,035

Phoenix Civic Airport Improvement Corp. Revenue Bonds, Junior Lien Airport, Series B (AMT), 4.00%, 7/1/44	2,000	2,120
5.00%, 7/1/49	1,000	1,148

Phoenix IDA Education Facility Revenue Refunding Bonds, Great Hearts Academies, 5.00%, 7/1/41	1,200	1,285
5.00%, 7/1/46	2,650	2,822

Phoenix IDA Student Housing Revenue Bonds, Downtown Phoenix Student Housing II LLC, 5.00%, 7/1/59	1,000	1,077

Salt Verde Financial Corp. Senior Gas Revenue Bonds, 5.00%, 12/1/37	3,000	3,530

Tempe IDA Revenue Bonds, Friendship Village of Tempe Project, 5.00%, 12/1/50	1,500	1,261
		30,567

California – 10.8%

Antelope Valley Healthcare District, Revenue Refunding Bonds, Series A, 5.25%, 3/1/36	1,020	1,027

California Community Housing Agency Essential Housing Revenue Bonds, Verdant at Green Valley Project, 5.00%, 8/1/49(2)	3,000	3,022

California Community Housing Agency Revenue Bonds, Series A, Annadel Apartments Project, 5.00%, 4/1/49	3,000	3,022

California PFA Educational Facilities Revenue Bonds, Trinity Classical Academy, 5.00%, 7/1/44	560	514

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 10.8% – continued
5.00%, 7/1/54 (2)	$500	$446

California School Finance Authority Educational Facilities Revenue Bonds, Series A, Kipp Socal Public School Projects, 5.00%, 7/1/49	2,000	2,154

California State Municipal Finance Authority Revenue Bonds, Series A, Baptist University, 5.00%, 11/1/46	3,000	3,042

California State Municipal Finance Authority Revenue Refunding Bonds, The Master’s University, 5.00%, 8/1/48	510	508

California State Municipal Finance Authority Senior Lien Revenue Bonds (AMT), LINXS APM Project, 5.00%, 12/31/43	4,000	4,264
5.00%, 12/31/47	1,000	1,059

California State Municipal Finance Authority Special Facility Revenue Bonds (AMT), United Airlines, Inc., Project, 4.00%, 7/15/29	3,000	3,007

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/51	5,000	5,274
California State Pollution Control Financing Authority Solid Waste Disposal Subordinate Green Revenue Bonds (AMT), Calplant I Project, 7.50%, 12/1/39	3,000	690

California State Pollution Control Financing Authority Water Furnishing Revenue Refunding Bonds, San Diego County Water Authority, 5.00%, 11/21/45	1,000	979

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46 (2)(3)	5,000	5,193

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

California – 10.8% – continued

California State Statewide Communities Development Authority College Housing Revenue Bonds, NCCD-Hooper Street, LLC-California College, 5.25%, 7/1/49	$1,700	$1,731

California State Statewide Communities Development Authority Student Housing Revenue Bonds, University of California, Irvine Campus, 5.00%, 5/15/42	4,050	4,525

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Prerefunded, 7.25%, 11/1/21 (1)	2,000	2,190

California Statewide Communities Development Authority Revenue Refunding Bonds, Series A, California Baptist University, 5.00%, 11/1/32	500	525
5.00%, 11/1/41	1,000	1,022

Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Refunding Bonds, Series A-1, 5.00%, 6/1/47	5,000	4,798

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/49	4,000	4,599

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities, 5.00%, 6/1/48	1,500	1,575
		55,166

Colorado – 3.3%

Colorado Educational & Cultural Authority Revenue Refunding Bonds, Science Technology English & Math, 5.00%, 11/1/54	1,500	1,568

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/51	3,000	3,048

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Colorado – 3.3% – continued

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/44	$5,000	$5,383

Metropolitan District No. 2 G.O. Limited Bonds, Series A, 5.00%, 12/1/49	1,000	901

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported Revenue Refunding Bonds, Series A, 5.00%, 12/15/41	3,000	2,869

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	3,000	3,018
		16,787

Connecticut – 0.4%

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford, 4.00%, 7/1/49	1,500	1,391

Hamden Revenue Refunding Bonds, Whitney Center Project, 5.00%, 1/1/50	1,000	897
		2,288

Delaware – 0.4%

Delaware State EDA Gas Facilities Revenue Refunding Bonds, Delmarva Power, 5.40%, 2/1/31	2,000	2,020

District of Columbia – 1.6%

District of Columbia Revenue Bonds, 5.00%, 7/1/49	2,550	2,898
District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	5,289
		8,187

Florida – 6.5%

Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics, 4.00%, 12/1/49	2,000	2,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Florida – 6.5% – continued

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	$2,850	$2,870

Capital Trust Agency Student Housing Revenue Bonds, University Bridge, LLC Student Housing Project, 5.25%, 12/1/43	3,000	2,893

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/1/48	2,000	2,209

Escambia County Health Facilities Authority Revenue Refunding Bonds, Baptist Health Care Corp. Obligated Group, 4.00%, 8/15/45	2,700	2,845
4.00%, 8/15/50	2,300	2,406

Florida Development Finance Corp. Surface Transportation Facilities Revenue Refunding Bonds (AMT), Virgin Trains U.S.A. Pass, 6.38%, 1/1/26 (4)(5)(6)	4,000	3,538

Florida State Development Finance Corp. Educational Facility Revenue Bonds, Pepin Academics of Pasco County, Inc., Project, 5.00%, 1/1/50 (2)	1,000	899

Florida State Development Finance Corp. Solid Waste Disposal Revenue Bonds (AMT), Waste Pro U.S.A., Inc., Project, 5.00%, 5/1/29	1,500	1,509

Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Ringling College Project, 5.00%, 3/1/49	2,000	2,101

Ocean Highway & Port Authority Florida Port Facilities Revenue Bonds (AMT), Worldwide Terminals Fenandina Project, 5.50%, 12/1/49 (2)	1,500	1,380

Palm Beach County Health Facilities Authority Hospital Revenue Bonds, Baptist Health South Florida, 4.00%, 8/15/49	1,500	1,599

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Florida – 6.5% – continued

Palm Beach County Revenue Bonds, Palm Beach Atlantic University, 5.00%, 4/1/39 (2)	$1,750	$1,773

Pinellas County IDA Revenue Bonds, 2017 Foundation for Global Understanding Project, 5.00%, 7/1/39	4,000	3,999

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (7)	143	90

Venice Retirement Community Revenue Improvement Bonds, Village on the Isle Project, 5.00%, 1/1/47	1,000	998
		33,209

Georgia – 2.6%

Atlanta Development Authority Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center, 6.75%, 1/1/35	5,000	5,333

DeKalb County Housing Authority Senior Living Revenue Refunding Bonds, Baptist Retirement Communities of Georgia, Inc., & Clairmont Crest, Inc., Projects, 5.13%, 1/1/49	1,000	764

Forsyth County Water & Sewerage Authority Revenue Refunding Bonds, 3.00%, 4/1/49	1,000	1,023

Main Street Natural Gas,Inc.Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/49	4,000	4,628

White County Development Authority Revenue Bonds, Truett McConnell University Project, 5.25%, 10/1/49	1,500	1,278
		13,026

Illinois – 7.8%

Chicago O’Hare International Airport Revenue General Revenue Bonds, Series B, Senior Lien, 5.00%, 1/1/48	5,000	5,731

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Illinois – 7.8% – continued

Chicago Waterworks Revenue Bonds, Second Lien, 5.00%, 11/1/29	$2,500	$2,911

Cook & Will Counties Community College District No. 515 Revenue Bonds, Debt Certificates, Prairie State Community College, 1.45%, 12/1/39 (5)(6)	1,500	1,499

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 5.00%, 1/1/44	5,000	5,738

Illinois State Finance Authority Revenue Refunding Bonds, Friendship Village Schaumburg, 5.13%, 2/15/45	1,500	1,158

Illinois State Finance Authority Revenue Refunding Bonds, Illinois Institute of Technology, 5.00%, 9/1/40	2,000	2,151

Illinois State Finance Authority Revenue Refunding Bonds, Rosalind Franklin University, 5.00%, 8/1/42	1,100	1,161

Illinois State Finance Authority Revenue Refunding Bonds, Series C, Presence Health Network, 5.00%, 2/15/36	5,000	5,650

Illinois State Finance Authority Student Housing & Academic Facilities Revenue Bonds, CHF – Chicago, LLC – University of Illinois at Chicago Project), 5.00%, 2/15/47	5,000	5,353

Illinois State Housing Development Authority Revenue Bonds, 4.13%, 10/1/38	2,000	2,204

Illinois State Housing Development Authority Revenue Bonds, Series C (GNMA, FNMA, FHLMC Insured), 2.80%, 10/1/34	1,000	1,051

Metropolitan Pier & Exposition Authority Revenue Refunding Bonds, Mccormick Place Expansion Project, 5.00%, 6/15/50	1,000	978

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Illinois – 7.8% – continued

Railsplitter Tobacco Settlement Authority Revenue Bonds, Prerefunded, 5.50%, 6/1/21 (1)	$1,000	$1,051
6.00%, 6/1/21 (1)	2,000	2,111

Upper Illinois River Valley Development Authority Revenue Refunding Bonds, Prairie Crossing Charter, 5.00%, 1/1/45	250	236
5.00%, 1/1/55 (2)	625	571
		39,554

Indiana – 2.2%

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	3,000	3,234
6.38%, 9/15/41	2,000	2,152

Indiana State Finance Authority Exempt Facilities Revenue Bonds (AMT), RES Polyflow Indiana, Green Bonds, 7.00%, 3/1/39	4,000	3,364

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., Prerefunded, 8.00%, 9/1/21 (1)	2,500	2,736
		11,486

Iowa – 0.8%

Iowa State Finance Authority Revenue Bonds, Series A, Lifespace Communities, 5.00%, 5/15/48	4,000	4,081

Kansas – 0.2%

Wichita Health Care Facilities Revenue Refunding Bonds, Presbyterian Manors, 5.00%, 5/15/50	1,000	920

Kentucky – 1.4%

Ashland Medical Center Revenue Refunding Bonds, Ashland Hospital Corp. D/B/A King’s Daughters Medical Center, 4.00%, 2/1/38	150	161

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Kentucky – 1.4% – continued

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	$2,500	$2,594

Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/1/50	2,500	2,728

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Owensboro Health, Inc., 5.00%, 6/1/45	1,500	1,600
		7,083

Louisiana – 3.9%

Calcasieu Parish Memorial Hospital Service District Revenue Refunding Bonds, Lake Charles Memorial Hospital Project, 5.00%, 12/1/39	4,675	5,406

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation Project, 5.00%, 5/15/46	1,000	1,178

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Prerefunded, 5.00%, 5/15/26 (1)	50	60

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Jefferson Parish Gomesa Project, 4.00%, 11/1/44	1,000	796

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	2,000	2,004

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	2,000	2,004

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	46	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Louisiana – 3.9% – continued

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	$1,250	$1,322

Louisiana State Public Facilities Authority Revenue Refunding Bonds, Lafayette General Health System, 5.00%, 11/1/41	5,000	5,583

Tobacco Settlement Financing Corp. Asset Backed Revenue Refunding Bonds, Series A, 5.50%, 5/15/29	1,610	1,612
		19,965

Maine – 1.0%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center, 5.00%, 7/1/43	5,000	5,339

Maryland–1.0%

Baltimore Special Obligation Tax Allocation Refunding Bonds, Senior Lien, Harbor Point Project, 3.63%, 6/1/46	1,750	1,422

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,550	1,674
6.13%, 1/1/36	2,000	2,146
		5,242

Massachusetts – 1.7%

Lowell Massachusetts Collegiate Charter Revenue Bonds, 5.00%, 6/15/49	1,250	1,143

Massachusetts State Development Finance Agency Revenue Bonds, Boston Medical Center, Green Bonds, 5.00%, 7/1/44	2,000	2,224

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Massachusetts – 1.7% – continued

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	$5,000	$5,219
		8,586

Michigan – 3.2%

Grand Rapids Economic Development Corp. Senior Community Revenue Refunding Bonds, Clark Retirement Community, 5.50%, 4/1/39	1,000	817

Michigan State Finance Authority Revenue Refunding Bonds, Local Government Loan Program, 5.00%, 7/1/30	2,000	2,259

Michigan State Strategic Fund Limited Obligation Revenue Bonds (AMT), I-75 Improvement Project, 5.00%, 6/30/48	5,000	5,875

Michigan State Strategic Fund Limited Obligation Revenue Bonds, Holland Home, 5.00%, 11/15/42	2,500	2,528

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	4,355	4,884
		16,363

Minnesota – 0.3%

Wayzata Senior Housing Revenue Refunding Bonds, Folkestone Senior Living Community, 5.00%, 8/1/49	500	501
5.00%, 8/1/54	1,000	987
		1,488

Mississippi – 0.7%

Tunica County Urban Renewal Revenue Refunding Bonds, Utility Districts Project, 6.00%, 10/1/40	1,000	862

Warren County Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,534
		3,396

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Missouri – 0.9%

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Wright Memorial Hospital, 5.00%, 9/1/32	$1,145	$1,361
5.00%, 9/1/34	1,315	1,550

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C, Luthreran Senior Services Project, 4.00%, 2/1/48	2,000	1,795
		4,706

Nebraska – 0.5%

Central Plains Energy Project Gas Project Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 9/1/42	2,000	2,399

Nevada – 0.1%

Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/1/49	550	463

New Jersey – 3.2%

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/48	1,665	1,702

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds, 4.00%, 6/15/49	2,250	2,178

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc., Project, 5.63%, 11/15/30	2,000	1,982

New Jersey State Educational Facilities Authority Revenue Bonds, Series A, Green Bonds, 3.00%, 7/1/50	750	654

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.00%, 6/15/45	2,250	2,313

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

New Jersey – 3.2% – continued

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.25%, 6/1/46	$7,070	$7,269
		16,098

New Mexico – 0.6%

New Mexico Hospital Equipment Loan Council First Mortgage Revenue Bonds, La Vida Expansion Project, 5.00%, 7/1/49	3,000	2,919

New York – 4.6%

Build NYC Resource Corp. Revenue Bonds, New Dawn Charter Schools Project, 5.75%, 2/1/49	1,000	966

New York State Dorm Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Montefiore Obligated Group, 4.00%, 9/1/50	3,000	3,103

New York State Transportation Development Corp. Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminals, 5.00%, 1/1/34	5,000	4,912
4.00%, 1/1/36	1,000	944

New York State Transportation Development Corp. Special Facility Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.00%, 7/1/46	5,000	5,072

New York State Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), American Airlines, Inc., 5.00%, 8/1/26	2,655	2,642
5.00%, 8/1/31	3,000	2,979

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 220 (AMT), 4.00%, 11/1/59	1,500	1,599

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

New York – 4.6% – continued

Yonkers Economic Development Corp. Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	$1,155	$1,158
		23,375

North Carolina – 0.4%

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/1/49	600	633

North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway, 5.00%, 1/1/49	1,500	1,659
		2,292

Ohio – 3.4%

Buckeye Tobacco Settlement Financing Authority Revenue Refunding Bonds, Series B-2, Senior Class 2, 5.00%, 6/1/55	5,000	4,430

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, Prerefunded, 7.00%, 11/1/20 (1)	4,000	4,132

Marion County Health Care Facilities Revenue Refunding Bonds, United Church Homes, Inc., 5.13%, 12/1/49	1,000	863

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), 5.00%, 7/1/49 (2)	2,000	1,970

Ohio State Air Quality Development Authority Exempt Facilities Revenue Bonds (AMT), Pratt Paper LLC Project, 4.50%, 1/15/48	2,000	1,817

Toledo-Lucas County Port Authority Facilities Revenue Refunding Bonds, CSX Transportation, Inc., Project, 6.45%, 12/15/21 (8)	4,000	4,307
		17,519

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Oklahoma – 2.6%

Norman Regional Hospital Authority Revenue Bonds, Norman Regional Hospital Authority, 4.00%, 9/1/45	$5,000	$5,187

Oklahoma State Development Finance Authority Revenue Refunding Bonds (AMT), Gilcrease Expressway West Project, 1.63%, 7/6/23	5,000	4,829

Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project, 5.00%, 8/1/49	3,000	3,220
		13,236

Pennsylvania – 5.8%

Berks County Municipal Authority University Revenue Bonds, Alvernia University Project, 5.00%, 10/1/49	1,000	921

Chester County Health & Educational Facilities Authority Revenue Refunding Bonds, Simpson Senior Services Project, 5.00%, 12/1/51	1,000	970

Delaware County IDA Revenue Refunding Bonds, Covanta Project, 5.00%, 7/1/43	2,500	2,511

Franklin County IDA Revenue Bonds, Menno-Haven, Inc., Project, 5.00%, 12/1/49	1,010	893

Lancaster County Hospital Authority Revenue Refunding Bonds, Saint Anne’s Retirement Community Inc., Project, 5.00%, 3/1/40	500	507
5.00%, 3/1/50	500	501

Northampton County IDA Revenue Refunding Bonds, Morningstar Senior, 5.00%, 11/1/49	1,000	964

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (AMT), Carbonlite LLC Project, 5.75%, 6/1/36 (2)	2,000	1,842

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Pennsylvania – 5.8% – continued

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, Prerefunded, 6.00%, 7/1/20 (1)	$2,500	$2,530

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, Prerefunded, 6.25%, 10/1/21 (1)	2,000	2,135

Pennsylvania State Turnpike Commission Turnpike Revenue Bonds, Series A-1, 5.00%, 12/1/46	3,000	3,493

Philadelphia Authority For Industrial Development Revenue Bonds, Alliance for Progress Charter, 5.00%, 6/15/39	920	885
5.00%, 6/15/49	1,385	1,296

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, 5.00%, 3/15/45	5,000	4,531

Philadelphia Authority For Industrial Development University of the Arts Revenue Refunding Bonds, Independence Charter School West Project, 5.00%, 6/15/50	1,350	1,220

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.00%, 7/1/45	4,000	4,419
		29,618

Puerto Rico – 0.6%

Puerto Rico Sales Tax Financing Corp. Restructured TRB, Series A-1, 4.75%, 7/1/53	3,000	2,825

Rhode Island – 1.4%

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/40	7,000	7,262

South Carolina – 0.7%

Berkeley County Assessment Revenue Special Assessment Bonds, Nexton Improvement District, 4.38%, 11/1/49	1,000	816

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

South Carolina – 0.7% – continued

South Carolina Jobs-EDA Economic Development Revenue Bonds, Series 2019A, Bishop Gadsden Episcopal Retirement Community, 5.00%, 4/1/54	$1,000	$1,028

South Carolina State Jobs-EDA Economic Development Revenue Bonds, Hilton Head Christian Academy, 5.00%, 1/1/55	1,500	1,289

South Carolina State Jobs-EDA Economic Development Revenue Bonds, Series A, The Woodlands at Furman Project, 5.00%, 11/15/54	640	577
		3,710

Tennessee – 1.1%

Johnson City Health & Educational Facilities Board Revenue Refunding Bonds, Appalachian Christian Village, 5.00%, 2/15/43	1,500	1,156

Knox County Health, Educational & Housing Facility Board Revenue Refunding Bonds, University Health System, Inc., 5.00%, 4/1/36	1,870	2,136

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project, 4.00%, 10/1/49	1,000	954

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University, 5.00%, 10/1/48	1,115	1,175
		5,421

Texas – 7.1%

Arlington Higher Education Finance Corp. Revenue Bonds, Basis Texas Charter Schools, Inc., 4.00%, 6/15/50	1,000	803

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Texas – 7.1% – continued

Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/1/34	$1,995	$1,930

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	1,500	1,611
5.00%, 12/1/45	2,000	2,137

Brazoria County Industrial Development Corp. Solid Waste Disposal Facilities Revenue Bonds (AMT), Gladieux Metals Recycling, 7.00%, 3/1/39	300	302

Central Regional Mobility Authority Revenue Refunding Bonds, 5.00%, 1/1/46	1,500	1,608

Clifton Higher Educational Finance Corp. Educational International Leadership Revenue Bonds, Series D, 6.13%, 8/15/48	2,700	2,880

Mission Economic Development Corp. Revenue Refunding Bonds (AMT), Senior Lien, Natgasoline, 4.63%, 10/1/31	2,000	2,041

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Bonds, Morningside Ministries Project, 5.00%, 1/1/55	1,000	976

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, CHF-Collegiate Housing San Antonio, 5.00%, 4/1/48	3,000	3,026

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 5.00%, 2/1/43	2,500	2,701

Tarrant County Cultural Educational Facilities Finance Corp. Retirement Facilities Revenue Bonds, Series B, Buckner Retirement Services, 5.00%, 11/15/46	4,000	4,458

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Texas – 7.1% – continued

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	$1,500	$1,603

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds (AMT), Senior Lien, Blueridge Transportation, 5.00%, 12/31/40	2,750	2,934
5.00%, 12/31/45	1,250	1,325

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	3,000	3,022

Travis County HFDC Revenue Bonds, Westminster Manor Project, Prerefunded, 7.00%, 11/1/20 (1)	805	831
7.13%, 11/1/20 (1)	2,000	2,067
		36,255

Utah – 0.3%

Utah Infrastructure Agency Tax-Exempt Telecommunications Revenue Bonds, 4.00%, 10/15/42	1,000	907

Utah State Charter School Finance Authority Charter School Revenue Bonds, Mountain West Montessori Academy, 5.00%, 6/15/49	825	766
		1,673

Virginia – 0.7%

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project, Green Bonds, 5.25%, 7/1/35	270	270
5.00%, 7/1/45	2,515	2,328

Virginia State Small Business Financing Authority Solid Waste Disposal Facilities Revenue Bonds (AMT), Covanta Project, 5.00%, 7/1/38 (4)(5)(6)	1,000	1,001
		3,599

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Washington – 1.0%

Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, 4.00%, 10/1/49	$2,250	$2,251

Washington State Housing Finance Commission Revenue Bonds, Rockwood Retirement Communities Project, 5.00%, 1/1/55	2,000	1,717

Washington State Housing Finance Commission Revenue Bonds, Series A, Transforming Age Project, 5.00%, 1/1/55	1,000	942
		4,910

West Virginia – 0.7%

West Virginia State Hospital Finance Authority, Revenue Refunding Bonds, Cabell Huntington Hospital, 5.00%, 1/1/43	3,000	3,517

Wisconsin – 1.0%

PFA Education Revenue Bonds, North Carolina Leadership Academy, 5.00%, 6/15/49(2)	520	493

PFA Retirement Facilities Revenue Refunding Bonds, Friends Homes, 5.00%, 9/1/54	1,500	1,378

PFA Revenue Refunding Bonds, Ultimate Medical Academy, 5.00%, 10/1/34	1,000	1,150

PFA Student Housing Revenue Bonds, NC A&T Real Estate Foundation, LLC Project, 5.00%, 6/1/49	1,000	1,074

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, St. Camillus Health System, 5.00%, 11/1/54	1,000	928
		5,023

Wyoming – 0.6%

Campbell County Solid Waste Facilities Revenue Refunding Bonds, Basin Electric Power Cooperative, 3.63%, 7/15/39	3,000	3,020
Total Municipal Bonds
(Cost $497,966)		484,123

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.9%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (9)(10)	20,009,261	$20,009
Total Investment Companies
(Cost $20,009)		20,009

Total Investments – 98.9%
(Cost $517,975)		504,132
Other Assets less Liabilities – 1.1%		5,702
NET ASSETS – 100.0%		$509,834

(1)	Maturity date represents the prerefunded date.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)

Restricted security that has been deemed illiquid. At March 31, 2020, the value of these restricted illiquid securities amounted to approximately $7,243,000 or 1.4% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Arizona State IDA Education Revenue Bonds, Academies of Math & Science Project, 5.63%, 7/1/48	11/8/18	$1,993

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46	2/4/16-3/8/17	5,186

(4)	Maturity date represents the puttable date.
(5)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(6)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(7)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(8)	Security has converted to a fixed rate as of December 15, 1999, and will be going forward.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMT - Alternative Minimum Tax

EDA - Economic Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

HFDC - Health Facility Development Corporation

IDA - Industrial Development Authority

IDB - Industrial Development Board

PFA - Public Finance Authority

S&P - Standard & Poor’s

TRB - Tax Revenue Bonds

Percentages shown are based on Net Assets. At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
AAA	0.9%
AA	3.3
A	14.1
BBB	41.2
BB	10.3
B	2.2
Not Rated	24.0
Cash Equivalents	4.0

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUS TRY SECTOR	% OF INVESTMENTS
Airport	5.1%
Development	12.5
Education	10.8%
General	8.7
Higher Education	7.5
Housing	7.1
Medical	17.4
Nursing Home	7.2
Tobacco Settlement	6.0
Transportation	7.2
All other sectors less than 5%	10.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$484,123	$–	$484,123
Investment Companies	20,009	–	–	20,009
Total Investments	$20,009	$484,123	$–	$504,132

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0%

Alabama – 1.2%

Black Belt Energy Gas District Gas Prepay Revenue Bonds, Project No. 5, Series A-1, 4.00%, 10/1/26 (1)(2)(3)	$5,000	$5,241

Black Belt Energy Gas District Gas Supply Revenue Bonds, Series A, 4.00%, 6/1/21 (1)(2)(3)	5,000	5,055
4.00%, 7/1/22 (1)(2) (3)	5,000	5,102

Elmore County Board of Education Revenue Refunding Warrants Bonds, 3.00%, 8/1/44	1,000	1,015

Lower Gas District Gas Project Revenue Bonds, Gas Project, 4.00%, 12/1/25 (1)(2)(3)	10,000	10,401

Southeast Alabama State Gas Supply District Revenue Bonds, Series A, 4.00%, 6/1/24 (1)(2)(3)	10,000	10,347
		37,161

Alaska – 0.4%

Alaska State Housing Finance Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/30	5,000	6,082

Anchorage Electric Utility Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 12/1/41	5,000	5,667
		11,749

Arizona – 2.9%

Arizona Board of Regents State University System Revenue Bonds, Series B, Green Bonds, 5.00%, 7/1/42	1,000	1,181

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	10,000	11,541

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/28	12,000	13,806

Arizona State University Revenue Bonds, Series A, Green Bonds, 5.00%, 7/1/41	10,995	13,825

Chandler Excise TRB, 5.00%, 7/1/27	5,000	5,577

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Arizona – 2.9% – continued

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Bonds, School Improvement Project of 2011&2017, 5.00%, 7/1/35 $1,775		$2,176

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project, 5.00%, 7/1/47	1,500	1,740

Maricopa County IDA Revenue Bonds, Series B, Banner Health Obligation Group, 5.00%, 10/18/22 (1)(2)(3)	500	543

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/36	180	194

Maricopa County Special Health Care District G.O. Unlimited Bonds, 4.00%, 7/1/38	2,500	2,795

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2015, 5.00%, 7/1/26	1,500	1,836

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds (AMT), Senior Lien, 5.00%, 7/1/20	1,500	1,514

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, Prerefunded, 5.00%, 7/1/20 (4)	3,000	3,029

Phoenix Civic Improvement Corp. District Revenue Convertible CABS, Series B, Civic Plaza Project (NATL Insured), 5.50%, 7/1/38	5,000	7,176

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Junior Lien, 5.00%, 7/1/30	2,000	2,421

Pinal County Revenue Obligations Pledged Revenue Bonds, 4.00%, 8/1/39	1,000	1,137

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	54	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Arizona – 2.9% – continued

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Salt River Project, 5.00%, 1/1/47	$1,000	$1,257

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	10,000	10,633

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/35	5,000	5,854
		88,235

California – 7.2%

Anaheim Public Financing Authority Lease Revenue Refunding Bonds, Anaheim Public Improvements Project (BAM Insured), 5.00%, 9/1/34	1,750	2,114

Bay Area Toll Authority Toll Bridge Revenue Bonds, 5.00%, 4/1/27	1,145	1,234

Burbank Unified School District G.O. Unlimited Convertible CABS, Series A, (Step to 5.00% on 8/1/23), 0.81%, 8/1/34(5)	3,500	3,424

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	1,993	2,114

California State Department of Water Resources Central Valley Project Revenue Bonds, Series BA, Water System, 5.00%, 12/1/32	2,000	2,565

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AM, 5.00%, 12/1/25	1,000	1,118

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

California – 7.2% – continued

California State G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 8/1/32	$5,000	$6,811

California State G.O. Unlimited Various Purpose Refunding Bonds, 5.00%, 4/1/33	24,000	29,382

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series A, Stanford Health Care, 4.00%, 8/15/50(6)	2,500	2,748

California State Infrastructure & Economic Development Revenue Refunding Bonds, The J Paul Getty Trust, 5.00%, 4/1/31	4,000	5,263
5.00%, 4/1/32	7,500	9,933

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/36	6,130	6,639
5.00%, 5/15/37	3,440	3,711

California State Taxable G.O. Unlimited Bonds, 3.50%, 4/1/28	6,750	7,488

California State Various Purpose Bid Group G.O. Unlimited Refunding Bonds, 5.00%, 8/1/29	5,000	6,350

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/22	5,000	5,472

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC, 5.00%, 5/15/29	1,250	1,421

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election of 2006, (Step to 6.63% on 8/1/26), 2.55%, 8/1/35(5)	11,850	13,467

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/27	435	491

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

California – 7.2% – continued

Glendale Electric Works Revenue Bonds, 5.00%, 2/1/43	$5,000	$5,524

Long Beach Harbor Revenue Bonds, Series A, 5.00%, 5/15/37	1,000	1,223

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/30	10,000	11,556
5.00%, 8/1/31	1,310	1,511

Los Angeles County Metropolitan Transportation Authority Proposition Sales Tax Revenue Refunding Bonds, Senior First Tier, 5.00%, 7/1/21	2,200	2,306

Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/35	600	686

Los Angeles Department of Airports Airport Subordinated Revenue Refunding Bonds, 5.00%, 5/15/36	3,000	3,716

Los Angeles Department of Airports Subordinate Revenue Bonds, Series C (AMT), 5.00%, 5/15/35	10,000	11,761

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	2,500	2,846

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20	55	56

Los Angeles Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 7/1/40	5,000	5,731

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24(1) (2) (3)	7,500	7,779

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

California – 7.2% – continued

Palomar Community College District G.O. Unlimited Convertible CABS, Series B, Election of 2006, (Step to 6.38% on 8/1/30), 0.71%, 8/1/45(5)	$5,000	$5,062

Pasadena Community College District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/27	1,000	1,188

Pleasanton Unified School District G.O. Unlimited Bonds, 3.00%, 8/1/42	2,060	2,105

Riverside Sewer Revenue Refunding Bonds, Series A, 5.00%, 8/1/37	3,260	3,971

Sacramento County Airport System Revenue Refunding Bonds, Series C (AMT), 5.00%, 7/1/35	6,000	6,914

San Diego Association of Governments Capital Grant Receipts Revenue Bonds, Mid Coast Corridor, Green Bonds, 1.80%, 11/15/27	3,000	3,015

San Francisco California City & County Airport Commission International Revenue Refunding Bonds, Series H (AMT), 5.00%, 5/1/27	5,000	5,898

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/35	3,500	4,148
5.00%, 5/1/38	1,500	1,758

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT), 5.00%, 5/1/39	2,355	2,754

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 4.00%, 11/1/33	2,500	2,720

Santa Clara Valley Water District COPS, Series C, 5.00%, 6/1/24	650	751

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,022

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

California – 7.2% – continued

University of California Revenue Refunding Bonds, Series AY, 4.00%, 5/15/33	$5,000	$5,746
		218,588

Colorado – 2.7%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.25%, 12/1/40	4,775	5,819

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded, 5.25%, 12/1/26(4)	225	281

Arvada Sales & Use TRB, 5.00%, 12/1/31	3,000	3,841

Colorado Springs Utilities Revenue Bonds, Series A-4, 5.00%, 11/15/43	6,500	8,068

Colorado State COPS ,Series A, 4.00%, 12/15/36	10,000	11,343

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventhealth Obligated Group, 5.00%, 11/15/37	1,000	1,163

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt, 4.00%, 11/15/41	1,000	1,062

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/34	1,000	1,118
5.00%, 8/1/35	3,560	3,936
4.00%, 8/1/49	2,000	1,960

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	1,000	1,201

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Colorado – 2.7% – continued

Denver City & County Airport System Subordinate Revenue Bonds, Series B, 5.25%, 11/15/28	$1,500	$1,664
5.25%, 11/15/29	1,740	1,931

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A, 5.00%, 12/1/43	3,000	3,473

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series B, 5.00%, 12/1/43	5,000	5,817

Denver City & County Dedicated TRB, Series A-1, 5.00%, 8/1/48	2,750	3,203

Denver City & County School District No. 1 COPS, Series B, 5.25%, 12/1/40	5,000	5,172

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL State Aid Withholding), 5.50%, 12/1/22	5,000	5,574

Pueblo County School District No. 60 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/38	5,000	6,354

University of Colorado Enterprise Revenue Bonds, Series A, Prerefunded, 5.00%, 6/1/23(4)	1,000	1,121

Weld County School District No. 6 Greeley G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/39	5,500	6,974
		81,075

Connecticut – 1.2%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014A, 1.10%, 2/7/23(1) (2) (3)	8,200	8,140

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Connecticut – 1.2% – continued

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C-2, Yale University, 5.00%, 2/1/23(1) (2) (3)	$5,000	$5,507

Connecticut State Special Tax Obligation Revenue Bonds, Series B, 5.00%, 10/1/31	5,000	6,133
5.00%, 10/1/35	5,000	5,977

Connecticut State Special Tax Obligation Transportation Revenue Refunding Bonds, Series B, 3.00%, 12/1/22	1,725	1,768

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	8,000	9,795
		37,320

Delaware – 0.2%

Delaware State G.O. Unlimited Bonds, 5.00%, 2/1/30	3,790	4,922

Delaware State G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 7/1/23 969		978
		5,900

District of Columbia – 1.9%

District of Columbia G.O. Unlimited Bonds, Series C, 5.00%, 6/1/34	2,500	2,855

District of Columbia Housing Finance Agency MFH Revenue Bonds, The Strand Residences Project, 1.45%, 8/1/22(1) (2) (3)	2,500	2,494

District of Columbia Income Tax Secured Revenue Bonds, Series A, 5.00%, 3/1/26	3,100	3,768
5.00%, 3/1/39	5,060	6,464
2.63%, 3/1/45	4,000	3,866

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C, 3.00%, 10/1/29	10,000	11,190

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

District Of Columbia – 1.9% – continued

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series C, Subordinate Lien, 5.00%, 10/1/39	$5,000	$5,693

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,056
5.00%, 10/1/26	2,000	2,094

Metropolitan Washington Airports Authority System Revenue Refunding Bonds (AMT), 5.00%, 10/1/26	2,500	2,955
5.00%, 10/1/30	2,630	3,115

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	5,510	5,999

Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/38 3,000		3,524
		57,073

Florida – 4.2%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/37	1,500	1,713

Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/1/30	2,000	2,399
5.00%, 10/1/44	1,500	1,730

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/28	6,185	7,038

Broward County Airport System Revenue Bonds, Series Q-1, 5.00%, 10/1/42	1,295	1,416

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 9/1/21(4) 1,340		1,407

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Unrefunded Balance, 5.00%, 9/1/24 330		347
5.00%, 9/1/25	330	347

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Florida – 4.2% – continued

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Prerefunded, 5.00%, 9/1/21(4)	$1,665	$1,745

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Unrefunded Balance, 5.00%, 9/1/23	835	877

Broward County School District G.O. Unlimited Bonds, 5.00%, 7/1/35	6,180	7,728

Broward County Water & Sewer Utility Revenue Bonds, Series A, 5.00%, 10/1/40	5,000	6,281

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/1/48	2,000	2,209

Florida State Atlantic University Finance Corp. Capital Improvement Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	2,000	2,459

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 3.00%, 7/1/30	5,000	5,159

Florida State Municipal Power Agency Revenue Refunding Bonds, All-Requirements Power Supply, 5.00%, 10/1/31	2,915	3,906

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	3,593

Florida State Turnpike Authority Revenue Bonds, Series A, Department of Transportation (NATL Insured), 3.00%, 7/1/29	6,935	6,935

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation, 4.50%, 7/1/43	5,000	5,382

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Florida – 4.2% – continued

Florida State Water Pollution Control Financing Corp. Water PCR Bonds, Series A, Prerefunded, 5.00%, 7/15/20(4)	$11,545	$11,790

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,777

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/44	4,000	4,461

Jacksonville Sales Tax Revenue Refunding Bonds, 5.00%, 10/1/30	5,500	5,960

Lee County School Board Refunding COPS, 5.00%, 8/1/22	800	869

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,461

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	650	721

Miami-Dade County G.O. Unlimited Bonds, Series A, 5.00%, 7/1/45	2,000	2,412

Miami-Dade County School Board COPS, Series A, 5.00%, 5/1/32	5,000	5,494

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,062
5.25%, 10/1/22	2,500	2,754

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21(4)	80	85

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	4,920	5,189

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
Florida – 4.2% – continued

Pasco County School Board COPS, Series A (BAM Insured), 5.00%, 8/1/43	$5,000	$6,033

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.25%, 6/1/29	5,000	5,642
5.25%, 6/1/30	5,000	5,642
		127,023

Georgia – 2.5%

Burke County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Transmission Co. Plant, 2.50%, 5/3/21(1) (2) (3)	2,500	2,525

Georgia State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/31	10,965	14,021
4.00%, 7/1/36	5,000	5,747

Georgia State G.O. Unlimited Bonds, Series E, 2.00%, 8/1/27	2,500	2,501

Georgia State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 1/1/28	5,745	7,132

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/20	2,995	3,024

Georgia State Housing & Finance Authority Revenue Bonds, Series B, 3.25%, 12/1/49	2,500	2,562

Gwinnett County School District G.O. Unlimited Bonds, 5.00%, 2/1/40	5,000	6,284

Gwinnett County Water & Sewerage Authority Revenue Refunding Bonds, 5.00%, 8/1/29	3,000	3,955

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 4.00%, 9/1/23(1) (2) (3)	14,500	14,937

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23(1) (2) (3)	9,755	10,071

Metropolitan Atlanta Rapid Transit Authority Sales TRB, Series A, 3.25%, 7/1/47	1,000	1,030

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS –86.0% – continued

Georgia – 2.5% continued

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.50%, 7/1/60	$2,500	$2,666
		76,455

Hawaii – 1.1%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	1,000	1,008

Hawaii State Airports System Revenue Bonds, Series A (AMT), 5.00%, 7/1/28	1,025	1,190
5.00%, 7/1/30	1,250	1,433
5.00%, 7/1/43	5,000	5,529

Hawaii State G.O. Unlimited Refunding Bonds, Series EP, 5.00%, 8/1/26	10,000	11,556

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	11,755	13,896
		34,612

Idaho – 1.0%

Idaho State G.O. Unlimited TANS, 3.00%, 6/30/20	28,950	29,073

Illinois – 2.6%

Champaign County Community Unit School District No. 4 G.O. Unlimited Bonds, Series A, 5.00%, 1/1/32	2,300	2,814

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,729

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.50%, 1/1/30	2,025	2,205

Chicago O’Hare International Airport General Revenue Bonds, Series C (AMT), Senior Lien, 5.25%, 1/1/27	500	534

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Illinois – 2.6% – continued

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B (AMT), Senior Lien, 5.00%, 1/1/25	$5,000	$5,215

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	5,000	5,595

Cook County Sales Tax Revenue Refunding Bonds, 5.00%, 11/15/33	5,000	6,094
5.25%, 11/15/35	5,000	6,137

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign, 5.00%, 10/1/44	1,030	1,254

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,504

Illinois State Finance Authority Revenue Bonds, Township High School District, 4.00%, 12/1/32	1,940	2,288
4.00%, 12/1/33	6,035	7,083

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 4.25%, 1/1/44	5,000	5,411

Illinois State Finance Authority Revenue Refunding Bonds, Series A, OSF Healthcare System, 5.00%, 11/15/35	1,500	1,728

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,455	1,636

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	7,000	7,579

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B, 5.00%, 1/1/33	1,720	2,015
5.00%, 1/1/41	3,000	3,462

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Illinois – 2.6% – continued

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, 5.00%, 1/1/31	$7,400	$9,329

Madison Macoupin Counties Community College District No. 536 G.O. Unlimited Refunding Bonds, Lewis and Clark Community (AGM Insured), 4.00%, 5/1/30	1,000	1,123

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,830
		79,565

Indiana – 1.2%

Carmel 2002 School Building Corp. Revenue Bonds (State Intercept Program), 3.50%, 7/15/35	4,760	5,289

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,089
5.25%, 10/1/38	2,980	3,153
4.25%, 10/1/44	10,000	10,890

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/40	4,000	4,639

Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds, 4.00%, 11/15/46	2,500	2,659

Indiana State University Revenue Bonds, Series S, Student Fee, 4.00%, 10/1/37	1,855	2,095

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	595	613
5.50%, 1/10/24	1,135	1,259
		36,686

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Iowa – 0.4%

PEFA, Inc. Gas Project Revenue Bonds, 5.00%, 9/1/26(1) (2) (3)	$10,000	$10,987

Kansas – 0.0%

Lyon County Kansas Unified School District No. 253 G.O. Unlimited Bonds, 3.00%, 9/1/44	730	747

Kentucky – 3.0%

Carroll County Kentucky Environmental Facilities Revenue Refunding Bonds, Series B (AMT), Kentucky Utilities Company Project, 1.20%, 6/1/21(1) (2) (3)	10,000	9,948

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	5,000	5,499

Jefferson County School District Finance Corp. School Building Revenue Bonds, Series A (State Intercept Program), 4.00%, 6/1/31	3,935	4,466

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/34	750	839
5.00%, 8/1/35	550	608
5.00%, 8/1/36	750	822
5.00%, 8/1/49	1,000	1,061

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A, 4.00%, 6/1/26(1) (2) (3)	5,725	5,719

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, 4.00%, 6/1/25(1) (2) (3)	15,000	15,617

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, 4.00%, 2/1/28(1) (2) (3)	20,000	20,988

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/1/25(1) (2) (3)	21,000	21,019

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Kentucky – 3.0% – continued

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	$3,000	$3,180
		89,766

Louisiana – 0.8%

East Baton Rouge Parish Capital Improvements District MovEBR Sales TRB, 4.00%, 8/1/34	2,180	2,557

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	2,925	3,397

Louisiana State G.O. Unlimited Bonds, Series A, 4.00%, 5/15/32	6,500	6,932

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/24	2,825	3,164

Louisiana State Highway Improvement Revenue Bonds, Series A, 5.00%, 6/15/30	5,390	6,165

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project, 5.00%, 10/1/30	1,505	1,841

Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp., 2.20%, 7/1/26(1) (2) (3)	1,000	804
		24,860

Maryland – 3.2%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds, 5.00%, 10/1/31	1,455	1,900

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 4.00%, 3/1/37	3,745	4,417

Baltimore County Metropolitan District 81st Issue G.O. Unlimited Bonds, 4.00%, 3/1/39	2,500	2,888

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Maryland – 3.2% – continued

Baltimore County Metropolitan District G.O. Unlimited BANS, 4.00%, 3/22/21	$15,000	$15,403

Howard County G.O. Unlimited Refunding Bonds, Series D, 5.00%, 2/15/30	2,500	3,171
5.00%, 2/15/31	10,000	12,645

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Series 2, 5.00%, 8/1/30	10,000	12,814

Maryland State Department of Transportation Consolidated Transportation Revenue Bonds, Second Issue, 5.00%, 10/1/27	10,000	12,257
5.00%, 10/1/28	3,450	4,219

Maryland State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/20	3,750	3,799

Saint Mary’s County G.O. Unlimited Bonds, 5.00%, 8/1/24	500	580

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Bonds, Second Series, 5.00%, 6/1/37	5,000	5,975

Washington Suburban Sanitary District Revenue Refunding Bonds, Consolidated Public Improvement (County Gtd.), 4.00%, 6/1/21	14,705	15,204
		95,272

Massachusetts – 2.0%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 3/1/36	1,000	1,276

Boston Water & Sewer Commission General Revenue Refunding Bonds, Series A, Senior Lien, 3.50%, 11/1/33	4,030	4,202

Lincoln School G.O. Unlimited Bonds, 3.50%, 3/1/44	2,000	2,194

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A, 0.00%, 7/1/29(7)	3,000	2,533

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Massachusetts – 2.0% – continued

Massachusetts State Development Finance Agency Revenue Bonds, Series B, Harvard University, Prerefunded, 5.00%, 10/15/20(4)	$2,585	$2,639

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/29	1,625	1,982

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University, 5.00%, 7/15/40	2,500	3,567

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A-2, 5.00%, 7/1/39	1,500	1,868
4.00%, 7/1/41	1,200	1,339

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 5.00%, 7/1/29	500	592

Massachusetts State G.O. Limited Bonds, Series B, 2.50%, 3/1/43	5,000	4,803

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Mass Institute Technology, 5.50%, 7/1/32	2,500	3,563

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Harvard University, 6.25%, 4/1/20	1,000	1,000

Massachusetts State School Building Authority Sales TRB, Series B, Senior Lien, 5.00%, 11/15/39	5,000	6,007

Massachusetts State Special Obligation Dedicated Refunding Revenue Bonds, (NATL Insured), 5.50%, 1/1/34	2,500	3,469

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured), 5.50%, 6/1/21	500	526

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Massachusetts – 2.0% – continued

Massachusetts State Water Resources Authority General Revenue Bonds, Series B, 5.00%, 8/1/43	$5,000	$6,109

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B, 5.00%, 8/1/26	5,000	5,065

University of Massachusetts Building Authority Project Revenue Bonds, Senior-Series 1, 4.00%, 11/1/43	7,500	7,780
		60,514

Michigan – 1.4%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/27	1,540	1,848

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A, (Q-SBLF Insured), 5.00%, 5/1/27	400	477

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/29	5,000	5,593

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.00%, 10/15/27	10,000	10,550

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/25	3,970	4,349

Michigan State Finance Authority Hospital Revenue Refunding Bonds, Trinity Health Credit Group, 5.00%, 12/1/47	1,000	1,099

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance, 4.75%, 10/1/23	345	346

Thornapple Kellogg School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/38	2,265	2,858

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Michigan – 1.4% – continued

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/34	$3,400	$3,867

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured), 5.00%, 12/1/32	9,690	11,093
		42,080

Minnesota – 0.4%

Anoka-Hennepin Independent School District No. 11 G.O. Unlimited Bonds, Series A (School District Credit Program), 2/1/45(6)	5,000	5,062

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/38	1,500	1,878

Minnesota State G.O. Unlimited Bonds, Series A, Escrowed to Maturity, 5.00%, 10/1/20	75	77

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/29	1,000	1,146

Minnesota State Various Purpose G.O. Unlimited Bonds, Prerefunded, 5.00%, 8/1/22(4)	245	267

Owatonna Independent School District No. 761 G.O. Unlimited Bonds, Series A (School District Credit Program), 2.25%, 2/1/45	5,000	4,655
		13,085

Mississippi – 0.3%

Mississippi State Development Bank Rankin County School District Project Special Obligation Revenue Bonds, 4.00%, 6/1/43	2,000	2,212

Mississippi State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/29	5,000	6,220
		8,432

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Missouri – 0.9%

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A, 4.00%, 1/1/42	$3,750	$4,186

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series A, 5.00%, 5/1/30	5,000	6,200

Missouri State Environmental Improvement & Energy Resources Authority Revenue Refunding Bonds, Series A-R, Union Electric Co. Project, 2.90%, 9/1/33	7,500	7,942

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B, 5.00%, 1/1/26	1,480	1,745

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution State Revolving Funds Revenue Refunding Bonds, Escrowed to Maturity, 5.00%, 7/1/23	125	140

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, Mercy Health, 5.00%, 6/1/30	2,500	3,089

Saint Louis Airport Revenue Refunding Bonds, St. Louis Lambert International Airport, 5.00%, 7/1/31	1,750	2,095

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 0.00%, 3/1/27(7)	2,100	1,789
		27,186

Nebraska – 1.2%

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds, 5.00%, 1/15/27	3,760	4,476

Lincoln Electric System Revenue Bonds, Series A, 5.00%, 9/1/31	3,000	3,963
5.00%, 9/1/32	3,035	3,988

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Nebraska – 1.2% – continued

Omaha Public Power District Electric Revenue Refunding Bonds, Series A, 4.00%, 2/1/42	$5,000	$5,575

Omaha Public Power District Electric Revenue Bonds, Series A, 5.00%, 2/1/30	5,000	6,392
5.00%, 2/1/31	6,525	8,283

Omaha Public Power District Electric Revenue Bonds, Series B, Prerefunded, 5.00%, 2/1/22(4)	3,000	3,211
		35,888

Nevada – 0.6%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/34	2,500	2,697

Clark County Flood Detention Center G.O. Limited Bonds, 5.00%, 6/1/31	1,000	1,292

Clark County School District Building G.O. Limited Bonds, Series B (AGM, CR Insured), 5.00%, 6/15/31	6,000	7,484

Clark County School District G.O. Limited Bonds, Series B (AGM Insured), 5.00%, 6/15/31	1,000	1,250

Washoe County School District G.O. Limited Bonds, Series C, School Improvement Bonds (AGM Insured), 3.25%, 10/1/42	6,500	6,757
		19,480

NewJersey – 0.7%

Essex County G.O. Unlimited Bonds, Series A-B, 3.00%, 9/1/41	2,775	2,842

New Jersey State EDA Revenue Bonds, Transit Transportation Project, 5.00%, 11/1/34	3,000	3,225

New Jersey State EDA Revenue Refunding Bonds, Series II, School Facilities Construction, 5.00%, 3/1/27	3,290	3,536

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

New Jersey – 0.7% – continued

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series BB, 5.00%, 6/15/44	$5,000	$5,217

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	2,500	2,665

New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding Bonds, 5.00%, 12/15/26	2,000	2,186
		19,671

NewMexico – 0.1%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	2,893

New York – 12.9%

Albany County Various Purpose G.O. Limited Bonds, Series A, 2.00%, 9/15/31	1,500	1,473

Metropolitan Transportation Authority Revenue Bonds, Series C, Group 1, Green Bonds (AGM, CR Insured), 5.00%, 11/15/38	3,000	3,572

Metropolitan Transportation Authority Revenue Bonds, Series G, Prerefunded, 5.25%, 11/15/20(4)	5,000	5,129

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.25%, 11/15/28	5,000	5,643

Metropolitan Transportation Authority TRANS, Series F, 5.00%, 11/15/22	10,000	10,437

Monroe County Industrial Development Corp. Revenue Refunding Bonds, Series B, University of Rochester Project, 5.00%, 7/1/26	2,500	3,065

New York City Housing Development Corp. MFH Revenue Bonds, Series B1B, 3.88%, 11/1/28	4,060	4,266

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

New York – 12.9% – continued

New York City Housing Development Corp. MFH Revenue Refunding Bonds, Sustainable Neighborhood (FNMA Insured), 2.95%, 2/1/26(1) (2) (3)	$4,000	$4,243

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014, 5.00%, 6/15/46	5,000	5,469

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB-2, 5.00%, 6/15/26	1,700	1,984

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series DD-2 Block 5, 5.00%, 6/15/40	5,000	6,052

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/29	3,500	4,175
5.25%, 6/15/36	2,500	3,074
5.00%, 6/15/41	7,500	9,438

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	4,765	5,584
5.00%, 6/15/39	8,000	9,250

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,630

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	10,476

New York City Transitional Finance Authority Building Aid Revenue Refunding Bonds, Series S-3 Subseries S-3A (State Aid Withholding), 5.00%, 7/15/36	5,000	6,143
5.00%, 7/15/37	10,000	12,242

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

New York – 12.9% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,507

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,058

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	2,000	2,428

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, 5.00%, 2/1/22	2,000	2,061

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Subseries A2, 5.00%, 5/1/38	2,280	2,818

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Unrefunded Balance, 5.00%, 11/1/21	4,995	5,010
5.00%, 2/1/30	5,000	5,304

New York City Transitional Finance Authority Future Tax Subordinate Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	5,000	5,455

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series 2, 5.00%, 11/1/21	10,000	10,587
5.00%, 11/1/22	10,000	10,937

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	5,000	6,027

New York G.O. Unlimited Bonds, Fiscal 2020, Series B-1, 5.00%, 10/1/38	2,500	3,104

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

New York – 12.9% – continued

New York G.O. Unlimited Bonds, Series 1, 5.00%, 8/1/20	$750	$760

New York G.O. Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/1/39	10,000	12,203

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

New York G.O. Unlimited Bonds, Series E-1, 5.25%, 3/1/34	2,750	3,409
5.00%, 3/1/37	3,700	4,480
4.00%, 3/1/41	5,000	5,594
4.00%, 3/1/42	5,000	5,583

New York G.O. Unlimited Bonds, Series H, 5.00%, 8/1/30	5,000	5,572

New York G.O. Unlimited Bonds, Subseries D-3, 5.00%, 2/1/24(1) (2) (3)	5,000	5,579

New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 4/1/36	1,150	1,398
5.00%, 4/1/43	2,000	2,397

New York G.O. Unlimited Refunding Bonds, Series C-1, 5.00%, 8/1/32	5,000	6,516

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/28	1,045	1,255

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Memorial Sloan Kettering Cance, 4.00%, 7/1/38	2,000	2,323

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	170	171

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, 4.00%, 7/1/35	5,000	5,624
5.00%, 7/1/36	2,500	3,076

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 86.0% – continued

New York – 12.9% – continued

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, School Districts Financing Program (AGM State Aid Withholding), 5.00%, 10/1/22	1,585	1,741

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series C, Rockefeller, 4.00%, 7/1/49	1,000	1,145

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured), 5.50%, 3/15/30	7,040	9,535

New York State Dormitory Authority Sales Tax Revenue Refunding Bonds, Series E, Group 3, 5.00%, 3/15/42	5,000	6,133

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/27	10,000	11,139

New York State Dormitory Authority Sales TRB, Series A, Group B, 5.00%, 3/15/28	1,910	2,337

New York State Dormitory Authority Sales TRB, Series A, Group C, 5.00%, 3/15/44	3,755	4,457

New York State Dormitory Authority State Personal Income Tax General Purpose Refunding Revenue Bonds, Series A, 5.00%, 2/15/21	1,500	1,549
5.00%, 12/15/22	2,000	2,198

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.25%, 3/15/39	2,000	2,488

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 5.00%, 2/15/32	10,000	12,976

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 86.0% – continued

New York – 12.9% – continued

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, 3.25%, 3/15/35	$2,000	$2,052
3.25%, 3/15/36	10,000	10,239

New York State Dormitory Authority State Personal Income Tax Taxable Revenue Refunding Bonds, Series F, 3.03%, 2/15/33	2,500	2,602

New York State Dormitory Authority State Personal Income TRB, Series A, 5.00%, 2/15/43	2,000	2,319

New York State Dormitory Authority State Personal Income TRB, Series E, 5.00%, 8/15/20	1,500	1,521

New York State Environmental Facilities Corp. State Clean & Drinking Water Revenue Refunding Bonds, Series A, 5.00%, 6/15/21	1,500	1,569

New York State Environmental Facilities Corp. State Clean & Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water, 5.00%, 6/15/36	5,000	5,213

New York State Housing Finance Agency Sustainability Revenue Bonds, Series K, 1.45%, 5/1/23	5,000	4,991

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM, CR Insured), 5.00%, 4/1/21	5,075	5,175

New York State Thruway Authority General Revenue Junior Indebtedness Obligations Subordinate Revenue Bonds, Series B (AGM Insured), 4.00%, 1/1/45	4,000	4,422

New York State Thruway Authority Revenue Bonds, Series N, Group 1, 5.00%, 1/1/39	10,000	12,496

New York State Urban Development Corp. General Purpose Personal Income TRB, 5.00%, 3/15/37	5,000	6,145
5.00%, 3/15/40	2,500	3,044

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

New York – 12.9% – continued

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	$1,500	$1,627

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/25	1,550	1,718

New York State Urban Development Corp. Taxable General Personal Income TRB, 3.90%, 3/15/33	5,000	5,651

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,270

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	2,000	2,479
5.00%, 9/15/29	5,000	6,180

Sales Tax Asset Receivable Corp.

Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/22	1,000	1,100
5.00%, 10/15/28	2,500	2,869
5.00%, 10/15/29	2,500	2,864
4.00%, 10/15/32	1,000	1,089

Troy Capital Resource Corp. Revenue Refunding Bonds, Rensselaer Polytechnic Institute Project, Forward Delivery, 5.00%, 9/1/39	1,500	1,877

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,931

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE, 5.00%, 12/15/41	1,000	1,125
		388,852

North Carolina – 3.3%

Charlotte COPS, Series B, 3.00%, 6/1/22	20,330	20,355

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 86.0% – continued

North Carolina – 3.3% – continued

Charlotte Douglas International Airport Revenue Refunding Bonds, 5.00%, 7/1/26	$2,420	$2,720

Charlotte G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/23	3,250	3,641

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	3,918

Charlotte Water & Sewer System Revenue Refunding Bonds, 5.00%, 7/1/31	5,000	6,389
4.00%, 7/1/36	6,790	7,563

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue Refunding Bonds, Series A, Atrium Health, 5.00%, 1/15/35	5,000	6,209

Forsyth County G.O. Unlimited Refunding Bonds, 4/1/28(6)	5,000	5,513

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	5,000	5,007

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 5/1/20(4)	5,000	5,016

North Carolina State Public Improvement G.O. Unlimited Bonds, Series B, 5.00%, 6/1/28	5,000	6,440

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/1/36	1,000	1,208

University of North Carolina at Chapel Hill Variable Revenue Refunding Bonds, Series B, (Floating, ICE LIBOR USD 1M + 0.35%), 1.01%, 12/1/21(1) (3)	15,000	14,998

Wake County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 3/1/21	10,000	10,357
		99,334

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Ohio – 1.3%

Hamilton County Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Project, 5.00%, 11/15/41	$4,000	$5,658
5.00%, 11/15/49	4,000	5,889

Miami County Hospital Facilities Improvement Revenue Refunding Bonds, Kettering Health Network, 5.00%, 8/1/35	1,200	1,436

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 4.00%, 9/15/22	5,000	5,345

Ohio State Higher Education G.O. Unlimited Infrastructure Improvement Bonds, Series A, 4.00%, 2/1/32	2,500	2,643

Ohio State Higher Educational Facility Revenue Bonds, Denison University Project, 5.00%, 11/1/39	1,365	1,711

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series C, 4.00%, 8/1/21	5,000	5,191

Ohio State Turnpike Commission Revenue Refunding Bonds, Series A, 5.00%, 2/15/28	2,000	2,467

Ohio State University Revenue Bonds, Series A, 5.00%, 12/1/39	5,000	5,722

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B, 3.00%, 12/1/33	2,000	2,156

Washington Local School District Lucas County G.O. Unlimited Bonds, Series A (School District Credit Program), 3.00%, 12/1/47	1,500	1,522
		39,740

Oklahoma – 0.3%

Norman Regional Hospital Authority Revenue Bonds, Norman Regional Hospital Authority, 4.00%, 9/1/45	2,000	2,075

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS –86.0% – continued

Oklahoma – 0.3% – continued

Tulsa Public Facilities Authority Revenue Bonds, 3.00%, 6/1/27	$5,000	$5,362

3.00%, 6/1/29	2,000	2,125
		9,562

Oregon – 0.5%

Clackamas Community College District G.O. Unlimited Bonds, Series B, 5.00%, 6/15/36 1,600		1,951

Metropolitan Dedicated TRB, Oregon Convention Center Hotel, 5.00%, 6/15/42	2,065	2,462

Oregon State Board Education G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 8/1/20 (4)	40	40

Oregon State Board Education G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/23	4,440	4,497

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series D (Moral Obligation Insured), 5.00%, 4/1/27	1,315	1,547

Oregon State G.O. Unlimited Refunding Bonds, Series L, 5.00%, 8/1/31	2,745	3,427
		13,924

Pennsylvania – 2.0%

Commonwealth Financing Authority Taxable Revenue Bonds, Series A, 3.81%, 6/1/41	2,000	2,263

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds, 5.00%, 6/1/25	1,000	1,153
5.00%, 6/1/26	1,500	1,766
5.00%, 6/1/27	3,000	3,605
5.00%, 6/1/31	2,000	2,412

Montgomery County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/22	915	983

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Pennsylvania – 2.0% – continued

Neshaminy School District G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 11/1/34	$5,000	$5,597

Pennsylvania State G.O. Unlimited Bonds, Series 1, 4.00%, 6/1/29	5,000	5,268
4.00%, 6/1/30	5,555	5,839

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System, 5.00%, 8/15/29	4,500	5,819

5.00%, 8/15/37	5,000	6,084

Pennsylvania State Turnpike Commission Revenue Bonds, Series A, 5.00%, 12/1/38	5,000	5,681

Pennsylvania State Turnpike Commission Revenue Bonds, Series A-2, 5.00%, 12/1/37	11,635	14,279
		60,749

Rhode Island – 0.2%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan, 5.00%, 10/15/27	2,630	2,863

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,051

Rhode Island State Clean Water Finance Agency Pollution Control Subordinated Revenue Refunding Bonds, Subseries A, 5.00%, 10/1/21	2,880	2,935
		6,849

South Carolina – 2.0%

Beaufort-Jasper Water & Sewer Authority South Carolina Waterworks & Sewer System Revenue Bonds, Series A, 5.00%, 3/1/30	2,530	3,252

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

South Carolina – 2.0% – continued

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Withholding), Prerefunded, 5.00%, 11/1/21 (4)	$2,500	$2,656

Charleston Waterworks & Sewer System Revenue Bonds, 5.00%, 1/1/44	8,320	10,596

Patriots Energy Group Financing Agency Revenue Bonds, Series A, 4.00%, 2/1/24 (1)(2)(3)	10,000	10,332

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC, CR MBIA Insured), 5.38%, 1/1/25	4,870	5,719

SCAGO Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds, 5.00%, 12/1/25	500	585

South Carolina State Transportation Infrastructure Bank Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 10/1/21 (4)	1,270	1,343

South Carolina State Transportation Infrastructure Bank Variable Revenue Refunding Bonds, Series 2003B, (Floating, ICE LIBOR USD 1M + 0.45%), 1.11%, 10/1/22 (1)(3)	24,880	24,309

Spartanburg County School District No. 7 G.O. Unlimited Bonds, Series D (SCSDE Insured), 5.00%, 3/1/34	1,000	1,275
		60,067

Tennessee – 1.3%

Chattanooga Health Educational & Housing Facility Board Revenue Refunding Bonds, Series A, Commonspirit Health, 4.00%, 8/1/36	1,000	1,060
4.00%, 8/1/38	1,000	1,044

Knox County G.O. Unlimited Bonds, 4.00%, 6/1/28	1,000	1,127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Tennessee – 1.3% – continued

Metropolitan Government Nashville & Davidson County G.O. Unlimited & Improvement Bonds, 5.00%, 7/1/29	$5,000	$6,316

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project, 5.00%, 10/1/38	1,000	1,103

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, Unrefunded Balance, 5.00%, 7/1/24	4,600	4,644

Tennergy Corp. Gas Revenue Bonds, Series A, 5.00%, 10/1/24(1)(2)(3)	12,645	13,663

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series A, Gas Project, 4.00%, 5/1/23 (1) (2)(3)	3,500	3,585

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program, 4.05%, 7/1/20	400	403
4.13%, 7/1/21	1,520	1,549

Williamson County District School G.O. Unlimited Bonds, 5.00%, 4/1/25	1,000	1,183
4.00%, 4/1/32	1,745	2,096
		37,773

Texas – 10.2%

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 5.00%, 2/15/22	100	107

Central Regional Mobility Authority Revenue Bonds, Senior Lien, 5.00%, 1/1/43	1,930	2,118

Central Regional Mobility Authority Revenue Refunding Bonds, 5.00%, 1/1/46	500	536

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Texas – 10.2% – continued

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 5.00%, 2/15/35	$5,000	$6,269

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Senior Lien, 5.00%, 12/1/32	10,000	13,100

Fort Bend Independent School District Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.), 1.95%, 8/1/22 (1)(2)(3)	2,500	2,506

Frisco Improvement G.O. Limited Refunding Bonds, 5.00%, 2/15/28	5,755	6,933

Harris County Cultural Educational Facilities Finance Corp. Revenue Bonds, Series A, Memorial Hermann Health System, 5.00%, 12/1/30	3,500	4,105

Harris County Flood Control District Contract Tax Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 10/1/20 (4)	10,000	10,186

Hays Consolidated Independent School District School Building G.O. Unlimited Bonds, Series B (PSF, Gtd.), 2.70%, 8/15/23 (1)(2)(3)	10,000	10,218

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series 2015C (PSF, Gtd.), (Floating, ICE LIBOR USD 1M + 0.28%), 0.75%, 8/16/21 (1)(3)	2,000	2,000

Killeen Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/15/37	5,000	6,204

Lower Colorado River Authority Junior Lien Revenue Bonds, Seventh Supplemental Series (AGM Insured), Escrowed to Maturity, 4.75%, 1/1/28	4,640	5,278

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/25	1,800	1,977
5.00%, 1/1/35	3,000	4,134
5.00%, 1/1/38	3,000	3,574
5.00%, 1/1/39	5,000	5,930

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Texas – 10.2% – continued

Northside Texas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 5.00%, 2/15/30	1,640	2,087

Pasadena Independent School District School Building Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 1.50%, 8/15/24 (1)(2)(3)	6,500	6,491

Pflugerville Independent School District Tax School Building G.O. Unlimited Bonds, Series 2014 (PSF, Gtd.), 4.00%, 2/15/33	6,620	7,221

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Subseries B, 2.00%, 12/1/21(1)(2)(3)	1,500	1,506

San Antonio Electric & Gas Variable Revenue Bonds, Junior Lien, 1.75%, 12/1/25 (1)(2)(3)	1,000	999

Spring Branch Independent School District Variable G.O. Unlimited Bonds, Schoolhouse Bonds (PSF, Gtd.), 1.55%, 6/15/21 (1)(2)(3)	2,000	1,999

Texas State A&M University Financing System Revenue Bonds, Series D, Prerefunded, 5.00%, 5/15/23(4)	5,000	5,595

Texas State A&M University Revenue Refunding Bonds, Series C, 4.00%, 5/15/31	1,655	1,871

Texas State G.O. Unlimited Refunding Bonds, Series A, Transportation Commission, 5.00%, 10/1/23	70	79

Texas State TRANS, 4.00%, 8/27/20	160,000	161,805

Texas State Transportation Commission Central Texas Turnpike System Taxable Revenue Refunding Bonds, Series B, 1.98%, 8/15/22 (1)(2)(3)	750	701

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Texas – 10.2% – continued

Texas State Transportation Commission Mobility Fund Refunding G.O. Unlimited Bonds, 4.00%, 10/1/33	$5,000	$5,435
5.00%, 10/1/34	1,500	1,718

Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 5.00%, 10/15/31	5,000	6,291

Texas State Water Development Board TRB, Series B, 2.28%, 10/15/27	315	323
2.33%, 10/15/28	295	303

Texas State Water Finance Assistance G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	4,000	4,204

Texas State Water Financial Assistance G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 8/1/21	3,000	3,153

Texas State Water Financial Assistance Variable G.O. Unlimited Refunding Bonds, 2.25%, 8/1/22 (1)(2)(3)	2,000	2,003

University of Houston University Revenue Refunding Bonds, Series A, 3.00%, 2/15/42	5,000	5,172

University of Texas Revenue Refunding Bonds, Series I, 5.00%, 8/15/22	750	818

Wylie Independent School District G.O. Unlimited Bonds, Series B, Collin County (PSF, Gtd.), 2.25%, 8/15/41 (2)(3)	1,750	1,793
		306,742

Utah – 1.4%

Cache County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program), 4.00%, 6/15/28	3,325	3,664

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/26	1,500	1,732
5.00%, 7/1/28	2,500	2,966

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Utah – 1.4% – continued

Utah State G.O. Unlimited Bonds, 5.00%, 7/1/26	$5,000	$6,119

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 6/15/38	2,000	2,387

Utah State Transit Authority Sales Tax Revenue Refunding Bonds, Series C (AGM Insured), 5.25%, 6/15/32	15,000	20,187

Utah State University Revenue Refunding Bonds, Series B, 3.00%, 12/1/51	4,780	4,876
		41,931

Vermont – 0.1%

Vermont G.O. Unlimited Bonds, Series B, 5.00%, 8/15/22	1,425	1,554

Virginia – 1.7%

Fairfax County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 10/1/31	5,280	6,868

Hampton Roads Sanitation District Wastewater Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	3,465	4,020

Henrico County G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/31	3,550	4,678

Henrico County Water & Sewer System Revenue Bonds, 4.00%, 5/1/46	10,000	11,311

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,360	1,445

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 10/1/24	1,500	1,646

Roanoke EDA Hospital Revenue Refunding Bonds, Series A, Carilion Clinic Obligated Group, 7/1/47 (6)	2,000	2,936

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Virginia – 1.7% – continued

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, 5.00%, 7/1/28	$5,000	$5,914

Virginia State College Building Authority Educational Facilities Revenue Bonds, 21st Century College & Equipment, 4.38%, 2/1/32	2,015	2,143

Virginia State Housing Development Authority Taxable Revenue Bonds, Series A (HUD Sector 8 Program), 2.85%, 3/1/45	2,000	1,896

Virginia State Public School Authority Special Obligation Prince William County Revenue Bonds (State Aid Withholding), 5.00%, 3/1/30	5,365	6,854

Virginia State Resources Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.50%, 10/1/22	1,000	1,108

Virginia State Small Business Financing Authority Revenue Bonds (AMT), 95 Express Lanes LLC Project, 5.00%, 1/1/44	1,000	1,002
		51,821

Washington – 2.2%

Energy Northwest Project 3 Electric Revenue Refunding Bonds, Bonneville Power Administration, 5.00%, 7/1/27	1,500	1,818

Everett Refunding G.O. Limited Bonds, 5.00%, 12/1/31	1,900	2,480

King County School District No. 401 Highline G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/30	10,000	12,213

Port of Seattle Revenue Refunding Bonds, Series A, 5.00%, 8/1/30	3,000	3,241

Seattle Municipal Light & Power Improvement Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 5.00%, 2/1/21 (4)	1,670	1,723

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Washington – 2.2% – continued

Seattle Solid Waste Revenue Refunding & Improvement Bonds, 4.00%, 6/1/31	$1,865	$2,103

Washington State G.O. Unlimited Bonds, Series C, 5.00%, 2/1/32	10,000	12,502
5.00%, 2/1/38	5,000	6,361

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 4.00%, 7/1/28	5,000	5,294

Washington State G.O. Unlimited Refunding Bonds, Series R-2018C, 5.00%, 8/1/33	6,430	7,916

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 5.25%, 10/1/39	4,000	4,000

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	3,000	3,364

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series 201, 5.00%, 7/1/24	2,925	3,066

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 2.75%, 2/1/27	1,160	1,189
		67,270

West Virginia – 0.1%

West Virginia State University Revenue Bonds, Series A, West Virginia University Projects, 5.00%, 10/1/27	1,745	1,912

Wisconsin – 1.2%

PMA Levy & Aid Anticipation Notes Program Revenue Participation Notes, Series A, 3.00%, 10/23/20	4,000	4,040

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/40	5,000	5,998

Wisconsin State G.O. Unlimited Bonds, Series B, 3.00%, 5/1/26	2,485	2,534
4.00%, 5/1/29	1,125	1,311

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.0% – continued

Wisconsin – 1.2% – continued
4.00%, 5/1/30	$3,250	$3,776

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 11/15/36	3,000	3,230

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University, 5.00%, 10/1/28	670	785

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center, 5.00%, 4/1/36	3,875	4,768
4.00%, 4/1/39	5,000	5,593

Wisconsin State Housing & EDA Revenue Bonds, Series A, 1.60%, 11/1/22 (1)(2)(3)	4,000	3,995

		36,030
Total Municipal Bonds
(Cost $2,540,016)		2,595,486

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 8.6%

Northern Institutional Funds – Municipal Portfolio (Shares), 3.59% (8)(9)	125,000,000	$125,000

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (8)(9)	135,873,012	135,873
Total Investment Companies
(Cost $260,873)		260,873

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 5.0%

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/20	$5,000	$5,065

Broward County School District Revenue TANS, 3.00%, 6/30/20	5,000	5,020

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.0% – continued

California State Educational Facilities Authority Variable Revenue Bonds, Series B, California Institute of Technology, 1.80%, 4/9/20 (1)(3)(10)	$650	$650

Cobb County School District G.O. Limited Notes, Short-Term Construction Notes, 2.00%, 12/16/20	7,500	7,541

Colorado State General Fund TRANS, 3.00%, 6/26/20	14,400	14,458

Cypress-Fairbanks Independent School District G.O. Unlimited Variable Bonds, Series A-3, School Building (PSF, Gtd.), 3.00%, 8/17/20 (1)(2)(3)	2,000	2,010

Dallas County Hospital District G.O. Limited Refunding Bonds, 5.00%, 8/15/20	5,000	5,069

Goose Creek Consolidated Independent School District Variable G.O. Unlimited Bonds, Series B (PSF, Gtd.), 3.00%, 10/1/20 (1)(2)(3)	3,500	3,524

Hennepin County Variable G.O. Unlimited Refunding Bonds, Series B, 4.75%, 4/9/20 (1)(3)(10)	9,575	9,575

Indiana Bond Bank Revenue Notes, Advance Funding Program, 3.00%, 1/11/21	7,500	7,601

Indiana State Finance Authority Variable Revenue Bonds, Series E-5, Ascension Health, 2.35%, 4/9/20 (1)(3)(10)	10,540	10,540

Massachusetts State G.O. Limited RANS Series B, 4.00%, 5/21/20	10,000	10,038

Massachusetts State Variable G.O. Limited Bonds, Series D, Consolidated Loan of 2014, 1.05%, 7/1/20 (1)(2)(3)	5,000	4,999

Montgomery County Variable G.O. Unlimited Bonds, Series E, 0.65%, 4/2/20 (1)(3)(10)	12,595	12,595

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Subseries A-2, 0.75%, 4/2/20 (1)(3)(10)	15,320	15,320

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.0% – continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series 1, 5.00%, 11/1/20	$7,710	$7,877

New York Variable G.O. Unlimited Bonds, Subseries B-3 (TD Bank N.A. LOC), 1.45%, 4/9/20 (1)(3)(10)	11,020	11,020

Ohio State University Variable Revenue Bonds, Series B-1, 1.85%, 4/9/20 (1)(3)(10)	1,925	1,925

Ohio State Water Development Authority Water Pollution Control Loan Fund Variable Revenue Bonds, Series A, 2.35%, 4/9/20 (1)(3)(10)	2,140	2,140

Orlando Utilities Commission Utility System Variable Revenue Refunding Bonds, Series B, 1.50%, 4/9/20 (1)(3)(10)	5,000	5,000

Texas State A&M University Financing System Revenue Bonds, Series B, 5.00%, 5/15/20	7,685	7,720
Total Short-Term Investments
(Cost $149,743)		149,687

Total Investments – 99.6%
(Cost $2,950,632)		3,006,046

Other Assets less Liabilities – 0.4%		11,905
NET ASSETS – 100.0%		$3,017,951

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(4)	Maturity date represents the prerefunded date.
(5)	Step coupon bond. Rate as of March 31, 2020 is disclosed.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2020. (7) Zero coupon bond.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2020 is disclosed.
(10)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FNMA - Federal National Mortgage Association

G.O. - General Obligation

Gtd. - Guaranteed

HFA - Housing Finance Authority

HUD - Housing and Urban Development

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

LIBOR - London Interbank Offered Rate

LOC - Letter of Credit

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

S&P - Standard & Poor’s

SCSDE - South Carolina State Department of Education

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

Percentages shown are based on Net Assets.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	16.7%
AA	48.1
A	13.5
A1+ (Short Term)	6.1
A1 (Short Term)	2.6
BBB	1.9
Not Rated	2.4
Cash Equivalents	8.7

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	26.4%
General Obligation	19.3
Higher Education	5.0
School District	6.8
Short-Term Investments	8.7
Transportation	6.5
Water	8.4
All other sectors less than 5%	18.9

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued	MARCH 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds(1)	$ –	$2,595,486	$–	$2,595,486
Investment Companies	260,873	–	–	260,873
Short-Term Investments	–	149,687	–	149,687
Total Investments	$260,873	$2,745,173	$–	$3,006,046

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2020

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7%

Alabama – 0.2%

Lower Gas District Gas Project Revenue Bonds, Gas Project, 4.00%, 12/1/25 (1)(2)(3)	$1,500	$1,560

Arizona – 1.4%

Arizona State IDA Revenue Bonds, Lincoln South Beltway Project, 5.00%, 8/1/23 (4)	1,250	1,368

Arizona State Refunding COPS, Series A, 5.00%, 10/1/26	2,500	3,027

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.00%, 7/1/22	500	543

Chandler G.O. Limited Refunding Bonds, 5.00%, 7/1/27	3,000	3,766

Maricopa County Unified School District No. 4 Mesa G.O. Unlimited Bonds, Series E, School Improvement Project of 2012, 5.00%, 7/1/21	2,370	2,485

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series B, School Improvement Project of 2013, 2.50%, 7/1/24	970	1,020
		12,209

California – 5.7%

Bay Area Toll Authority Toll Bridge Variable Revenue Refunding Bonds, 2.25%, 4/1/22 (1)(2)(3)	8,250	8,410
2.63%, 4/1/26 (1)(2)(3)	3,000	3,199

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AS, Escrowed to Maturity, 5.00%, 12/1/21	90	96

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	2,825	3,455
5.00%, 10/1/27	8,200	10,295
5.00%, 4/1/28	4,150	5,267

California State G.O. Unlimited Various Purpose Refunding Bonds, 5.00%, 4/1/33	5,000	5,686

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

California – 5.7% – continued

California State Infrastructure & Economic Development Revenue Bonds, Bay Area Toll Bridges, First Lien (FGIC Insured), Escrowed to Maturity, 5.00%, 7/1/25	$2,315	$2,722

California State Municipal Finance Authority Insured Revenue Bonds, NCROC-Paradise Valley TEMPS 50 (California Mortgage Insured), 2.00%, 7/1/24	1,200	1,208

San Diego Community College District G.O. Unlimited Bonds, Election of 2006, Prerefunded, 5.00%, 8/1/23(5)	8,000	9,032

San Francisco City & County MFH Revenue Bonds, Series K, Eastern Park Apartments, 1.30%, 1/1/23 (1)(2)(3)	1,000	998
		50,368

Colorado – 2.4%

Adams & Arapahoe Counties Joint School District No. 28J Aurora G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 12/1/23	2,525	2,776
5.00%, 12/1/24	1,000	1,099

Boulder Larimer & Weld Counties St. Vrain Valley School District No. RE-1 G.O. Unlimited Refunding Bonds (State Aid Withholding), 4.00%, 12/15/24	2,025	2,116

Colorado State Health Facilities Authority Hospital Revenue Bonds, Adventist Health System/Sunbel, 5.00%, 11/20/25 (1)(2) (3)	3,000	3,547

Colorado State Health Facilities Authority Hospital Variable Revenue Refunding Bonds, Adventhealth Obligated Group, 5.00%, 11/19/26 (1)(2)(3)	1,000	1,201

Douglas County School District No. 1 Douglas & Elbert Counties G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.25%, 12/15/25	2,345	2,804

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

Colorado – 2.4% – continued

Larimer County School District No. R-1 Poudre G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/23	$1,050	$1,194

Pueblo County School District No. 60 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/26	4,650	5,741

Weld County School District No. 6 Greeley G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/21	575	612
		21,090

Connecticut – 2.8%

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 5.00%, 10/15/20	8,000	8,149

Connecticut State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 9/15/23	2,000	2,227

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014A, 1.10%, 2/7/23 (1)(2)(3)	1,770	1,757

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series U-1, Yale University Issue, 2.00%, 2/8/22 (1)(2)(3)	7,075	7,133

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series C-2, Yale University, 5.00%, 2/1/23 (1)(2)(3)	5,000	5,507
		24,773

District of Columbia – 0.9%

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 10/1/27	3,500	4,431

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 10/1/28	3,050	3,953
		8,384

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

Florida – 3.8%

Broward County Airport System Revenue Refunding Bonds, Series B (AMT), 5.00%, 10/1/27	$3,500	$4,116

Cape Coral Water & Sewer Revenue Refunding Bonds (AGM Insured), Prerefunded, 5.00%, 10/1/21 (5)	2,055	2,172

Florida State Atlantic University Finance Corp. Capital Improvement Revenue Refunding Bonds, Series A, 5.00%, 7/1/20	675	681

Florida State Board of Education G.O. Unlimited Bonds, Series E, Capital Outlay of 2008, 5.00%, 6/1/24	5,260	5,288

Florida State Board of Education G.O. Unlimited Bonds, Series H, Capital Outlay of 2007, 5.00%, 6/1/24	4,845	4,876

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/27	3,115	3,902

Florida State Board of Education Public Education Capital Outlay 2011 G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/26	2,005	2,088

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 5.00%, 7/1/23	2,630	2,962

Florida State Turnpike Authority Revenue Bonds, Series A, Department of Transportation (NATL Insured), 3.00%, 7/1/28	5,000	5,000

Orange County HFA Revenue Bonds, Series A, Willow Key Apartments, 1.90%, 4/1/21 (1)(2)(3)	1,300	1,303

Sarasota County Infrastructure Sales Surtax Revenue Refunding Bonds, 5.00%, 10/1/21	1,000	1,058
		33,446

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Georgia – 2.4%

Forsyth County Water & Sewerage Authority Revenue Refunding Bonds, 5.00%, 4/1/27	$1,500	$1,875

Georgia State G.O. Unlimited Bonds, Series A, Tranche 1, 5.00%, 7/1/20	1,000	1,010

Georgia State G.O. Unlimited Bonds, Series E, 2.00%, 8/1/27	2,500	2,501

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 8/1/20	1,895	1,919

Main Street Natural Gas Inc. Gas Supply Variable Revenue Bonds, Series B, 4.00%, 12/2/24 (1)(2)(3)	5,000	5,335

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 4.00%, 9/1/23(1)(2)(3)	5,000	5,151

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23 (1)(2)(3)	3,400	3,510
		21,301

Hawaii – 2.0%

Hawaii State G.O. Unlimited Bonds, Series FT, 5.00%, 1/1/28	1,660	2,099

Hawaii State G.O. Unlimited Bonds, Series FW, 5.00%, 1/1/27	4,000	4,944

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,000	5,308

Honolulu City & County Adjustable G.O. Unlimited Bonds, Honolulu Rail Transit Project, 5.00%, 9/1/23 (1)(2)(3)	5,000	5,581
		17,932

Illinois – 1.1%

Champaign Coles Et al. Counties Community College District No. 505 G.O. Unlimited Refunding Bonds, Series B, Parkland College, 5.00%, 12/1/24	1,315	1,522

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Illinois – 1.1% – continued

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/22	$1,150	$1,242

Cook County School District No. 144 Prairie Hills G.O. Limited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 12/1/20 (5)	500	513

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/21	6,260	6,451
		9,728

Indiana – 1.4%

Indiana Finance Authority Water Utility Revenue Bonds, Second Lien, Citizens Energy Group, 2.95%, 10/1/22	1,750	1,808

Indiana State Finance Authority Health System Revenue Refunding Bonds, Indiana University Health, 5.00%, 12/1/22	4,000	4,398

Indiana State Finance Authority Hospital Revenue Bonds, Indiana University Health Obligated Group, 1.65%, 7/1/22 (1)(2)(3)	5,000	4,988

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series A, 5.00%, 1/1/21	1,490	1,533
		12,727

Kansas – 0.3%

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A, 5.00%, 9/1/21	835	881

Manhattan G.O. Unlimited Bonds, Series 01, 1.88%, 6/15/23	1,410	1,411
		2,292

Kentucky – 1.2%

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A, 4.00%, 6/1/26 (1)(2)(3)	3,725	3,721

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Kentucky – 1.2% continued

Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series C-1, 4.00%, 6/1/20	$650	$652
4.00%, 12/1/20	1,070	1,083

Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/1/25 (1)(2)(3)	5,000	5,004
		10,460

Louisiana – 1.4%

Lafayette Public Power Authority Electric Revenue Bonds, 5.00%, 11/1/26	1,900	2,078

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A-1, 4.00%, 5/1/29	6,810	7,183

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, LCTCS Act 360 Project (BAM Insured), 5.00%, 10/1/25	2,495	2,963
		12,224

Maryland – 2.1%

Baltimore Water Project Revenue Bonds, Series A, 5.00%, 7/1/20	1,000	1,009

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Escrowed to Maturity, 4.00%, 8/1/20	235	237

Maryland State & Local Facilities G.O. Unlimited Bonds, Loan of 2013-1, 4.00%, 3/1/26	4,700	4,828

Maryland State G.O. Unlimited Bonds, First Series, 5.00%, 6/1/26	3,000	3,463

Maryland State G.O. Unlimited Bonds, Second Series A, Local Facilities Loan, 5.00%, 8/1/20	2,860	2,897

Maryland State G.O. Unlimited Bonds, Second Series B, State & Local Facilities Loan, 2.50%, 8/1/24	4,075	4,091

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Maryland – 2.1% continued

Prince George’s County Consolidated Public Improvement G.O. Limited Bonds, Series A, 5.00%, 7/15/27	$1,475	$1,859
		18,384

Massachusetts – 5.7%

Concord G.O. Limited Refunding Bonds, Municipal Purpose Loan, 4.00%, 9/15/23	500	548

Massachusetts State Bay Transportation Authority Sales TRB Revenue Bonds, Senior Series A, 5.00%, 7/1/26	1,475	1,795

Massachusetts State Clean Water Trust Revenue Bonds, Series 22, Green Bonds, 5.00%, 8/1/26	5,205	6,348
5.00%, 8/1/27	2,250	2,812

Massachusetts State Department of Transportation Metropolitan Highway System Variable Revenue Refunding Bonds, Series A, 5.00%, 1/1/23 (1)(2)(3)	10,000	10,964

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A-2, 5.00%, 7/1/28	5,000	6,292

Massachusetts State Federal Highway Revenue Bonds, Accelerated Bridge Program, 5.00%, 6/15/26	5,420	6,407

Massachusetts State G.O. Limited Refunding Bonds, Series E, 3.00%, 12/1/27	3,565	3,974

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, Prerefunded, 5.00%, 8/15/22 (5)	1,700	1,853

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Senior Series A, Unrefunded Balance, 5.00%, 8/15/25	8,300	9,035

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Massachusetts – 5.7% – continued

MWRA Revenue Bonds, Series J (AGM Insured), Escrowed to Maturity, 5.50%, 8/1/20	$80	$81
		50,109

Michigan – 2.2%

Ann Arbor Capital Improvement G.O. Limited Refunding Bonds, 2.25%, 5/1/20	1,565	1,566

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	802

Grand Valley State University Revenue Bonds, 5.00%, 12/1/24	750	873

Michigan State Finance Authority Adjustable Revenue Refunding Bonds, Trinity Health, 5.00%, 2/1/25 (1)(2)(3)	3,000	3,431

Michigan State Finance Authority Clean Water State Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	2,805	2,860

Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Corp., 5.00%, 12/1/22	2,000	2,181

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 7/1/24 (1)(2)(3)	5,000	5,448

Romeo Community School District G.O. Unlimited Bonds, Series II (Q-SBLF Insured), 2.00%, 5/1/22	2,025	2,064
		19,225

Minnesota – 3.0%

Hennepin County Refunding G.O. Unlimited Bonds, Series C, 5.00%, 12/1/24	1,035	1,215
5.00%, 12/1/26	1,175	1,458

Hennepin County Sales Tax Revenue Refunding Bonds, Series A, First Lien, Ballpark Project, 5.00%, 12/15/26	1,500	1,703

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Minnesota – 3.0% – continued

Lakeville Independent School District No. 194 G.O. Unlimited Bonds, Series A (School District Credit Program), 2/1/26 (4)	$4,925	$5,313
2/1/27 (4)	4,175	4,539

Minnesota State G.O. Unlimited Refunding Bonds, Series E, State Trunk Highway, 5.00%, 8/1/23	3,040	3,079

Minnesota State Rural Water Finance Authority Revenue Notes, Public Projects Construction, 1.00%, 8/1/21	3,000	2,992

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 10/1/21	2,030	2,149

Rochester Independent School District No. 535 G.O. Unlimited Bonds, Series A (School District Credit Program), 4.00%, 2/1/26	3,425	3,933
		26,381

Missouri – 1.6%

Columbia School District G.O. Unlimited Refunding Bonds, 5.00%, 3/1/26	2,825	3,327

Curators of the University of Missouri System Facilities Revenue Refunding Bonds, Series A, 5.00%, 11/1/26	2,320	2,709

Fort Zumwalt School District G.O. Unlimited Refunding Bonds (State Aid Direct Deposit Program), 4.00%, 3/1/24	1,480	1,630

Lees Summit Moser G.O. Unlimited Bonds, Series A, 3.00%, 4/1/28	2,925	3,012

Missouri State Board of Public Buildings Special Obligation Revenue Refunding Bonds, Series A, 3.00%, 10/1/26	2,500	2,520

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Missouri – 1.6% continued

Missouri State Highways & Transit Commission State Road Revenue Refunding Bonds, Series A, First Lien, 5.00%, 5/1/22	$1,225	$1,322
		14,520

Montana – 0.1%

Bozeman G.O. Unlimited Bonds, 4.00%, 7/1/27	1,075	1,273

Nevada – 0.9%

Clark County Flood Control G.O. Limited Bonds, 5.00%, 11/1/26	2,000	2,326

Nevada State System of Higher Education University Revenue Bonds, Series B, 5.00%, 7/1/26	5,000	5,579
		7,905

New Jersey – 1.2%

Mercer County G.O. Unlimited Bonds, 2.00%, 2/15/25	3,750	3,856

New Jersey State Educational Facilities Authority Revenue Bonds, Series A, Princeton University, 5.00%, 7/1/24	1,000	1,157

New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding Bonds, 5.00%, 12/15/26	1,000	1,093

Union County G.O. Unlimited Refunding Bonds, 2.00%, 1/15/23	385	395
3.00%, 1/15/24	1,075	1,146

West Windsor-Plainsboro Regional School District G.O. Unlimited Bonds (School Board Resource Fund Insured), 2.25%, 8/1/26	2,570	2,688
		10,335

New Mexico – 0.2%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 7/1/21	1,675	1,756

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

New York – 14.9%

Albany County Various Purpose G.O. Limited Bonds, Series A, 5.00%, 9/15/26	$930	$1,147

Metropolitan Transportation Authority Dedicated Tax Fund Revenue BANS, Series A, 5.00%, 3/1/22	9,310	9,740

Metropolitan Transportation Authority Revenue BANS, Series D-1, 5.00%, 9/1/22	2,600	2,750

Metropolitan Transportation Authority Revenue Bonds, Climate Bond Certified, Green Bonds, 5.00%, 11/15/24 (1)(2)(3)	2,000	2,210

Metropolitan Transportation Authority Revenue Bonds, Series D, Prerefunded, 5.00%, 11/15/21 (5)	2,500	2,657

New York City Housing Development Corp. MFH Revenue Bonds, Series L, Sustainable Neighborhood Bonds, 2.75%, 12/29/23 (1)(2)(3)	3,000	3,092

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB-2, 5.00%, 6/15/25	4,870	5,534

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution, Series CC, 5.00%, 6/15/25	1,555	1,836

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1, 5.00%, 2/1/26	2,000	2,129

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/23	1,000	1,119
5.00%, 2/1/29	3,295	3,713

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series A, 5.00%, 11/1/23	960	1,016

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

New York – 14.9% – continued

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series D, Fiscal 2013, 5.00%, 11/1/22	$1,290	$1,411

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, Series B, 5.00%, 11/1/26	5,925	6,457
5.00%, 11/1/27	5,150	5,606

New York City Transitional Finance Authority Revenue Future Tax Secured Subordinate Revenue Bonds, Series G, 5.00%, 11/1/25	3,620	4,011

New York G.O. Unlimited Bonds, Series I, Subseries 1-I, 5.00%, 3/1/22	1,195	1,282

New York G.O. Unlimited Refunding Bonds, Series C-1, 5.00%, 8/1/28	12,500	15,867

New York State Dorm Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Cornell University, 7/1/26(4)	2,000	2,426

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, Group 2, 5.00%, 3/15/31	2,000	2,550

New York State Dormitory Authority State Personal Income Tax General Purpose Revenue Bonds, Series D, Unrefunded Balance, 5.00%, 2/15/23	2,890	3,093
5.00%, 2/15/27	1,225	1,307

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/24	550	628

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 5.00%, 2/15/26	4,350	5,235

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued
New York – 14.9% – continued

New York State Dormitory Authority State Supported Debt Third General Resolution Revenue Bonds, State University, 5.00%, 5/15/26	$2,840	$3,057

New York State Environmental Facilities Corp. State Clean & Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water, 5.00%, 6/15/22	1,300	1,409

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds, New York City Municipal Water, 5.00%, 6/15/21(4)	2,920	3,053
5.00%, 6/15/26(4)	1,400	1,717

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA Insured), 2.10%, 5/1/23	2,000	2,005
2.13%, 11/1/23	1,000	1,008

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series J, 2.50%, 5/1/22	3,500	3,506

New York State Housing Finance Agency Variable Revenue Refunding Bonds, Affordable Housing (SonyMA Insured), 1.88%, 11/1/21(1) (2) (3)	3,000	3,000

New York State Thruway Authority Personal Income Tax Revenue Refunding Transportation Bonds, Series A, 5.00%, 3/15/23	3,585	3,785

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/25	10,000	11,081
5.00%, 3/15/28	2,175	2,386

Triborough Bridge & Tunnel Authority General Revenue Refunding Bonds, Series B, 5.00%, 11/15/25	7,500	8,152
		130,975

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

North Carolina – 1.6%

Forsyth County G.O. Unlimited Refunding Bonds, 4/1/28 (4)	$10,025	$11,054

Mecklenburg County G.O. Unlimited Bonds, 5.00%, 3/1/26	2,405	2,926
		13,980

North Dakota – 0.0%

City of Fargo North Dakota G.O. Unlimited Refunding Bonds, Series A, 3.00%, 5/1/25	220	234

Ohio – 4.1%

American Municipal Power-Ohio, Inc., Revenue Bonds, Series A, Build America Bonds, Combined Hydroelectric Projects, 2.25%, 8/15/21 (1)(2)(3)	1,000	1,004

Columbus G.O. Unlimited Bonds, Series A, 5.00%, 4/1/27	3,650	4,539

Cuyahoga County Sales Tax Revenue Refunding Bonds, 5.00%, 12/1/21	1,115	1,187

Gallia County Local School Improvement District G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 11/1/20	750	766

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 9/15/20	3,330	3,389

Ohio State Common Schools G.O. Unlimited Bonds, Series B, Prerefunded, 5.00%, 6/15/22 (5)	2,205	2,394

Ohio State G.O. Unlimited Bonds, Series A, 5.00%, 6/15/26	6,320	7,331

Ohio State Highway Capital Improvements G.O. Unlimited Bonds, Series S, 5.00%, 5/1/28	5,085	6,156

Ohio State Infrastructure Improvement G.O. Limited Bonds, Series A, 3.00%, 9/1/27	5,000	5,269

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

Ohio – 4.1% – continued

University of Cincinnati Revenue Bonds, Series A, Prerefunded, 5.00%, 6/1/23 (5)	$3,280	$3,676
		35,711

Oklahoma – 0.5%

Oklahoma County Finance Authority Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public School, 5.00%, 10/1/25	1,000	1,188

Oklahoma County Independent School District No. 12 Edmond Combined Purpose G.O. Unlimited Bonds, 2.00%, 8/1/20	1,000	1,003

Tulsa County Independent School District No. 1 G.O. Unlimited Bonds, Series A, 2.00%, 3/1/23	1,755	1,796
		3,987

Oregon – 0.7%

Oregon State G.O. Unlimited Bonds, Series L, 5.00%, 11/1/21	905	959

Portland Water System Revenue Refunding Bonds, Second Lien, 5.00%, 10/1/27	1,640	1,817

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 6/15/24	3,255	3,450
		6,226

Pennsylvania – 0.6%

Easton Area School District Refunding G.O. Limited Bonds, Series A (State Aid Withholding), 4.00%, 4/1/26	1,600	1,840

Pennsylvania State G.O. Unlimited Bonds, Series 1, 4.00%, 6/1/29	1,000	1,054

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	86	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Pennsylvania – 0.6% – continued

Pennsylvania State Turnpike Commission Subordinate Revenue Bonds, Series A, Motor License Fund-Enhanced, Prerefunded, 5.00%, 12/1/22(5)	$2,435	$2,680
		5,574

Rhode Island – 0.5%

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series E, 5.00%, 1/15/28	3,660	4,607

South Carolina – 0.6%

Aiken County Consolidated School District G.O. Unlimited Bonds, Series B (SCSDE Insured), 5.00%, 4/1/20	3,530	3,530

South Carolina State Institution G.O. Unlimited Bonds, Series F, Clemson University (State Aid Withholding), 2.00%, 6/1/27	1,380	1,422
		4,952

Tennessee – 2.2%

Chattanooga G.O. Unlimited Bonds, Series A, 5.00%, 2/1/21	1,450	1,497

Chattanooga G.O. Unlimited Refunding Bonds, Series B, 5.00%, 2/1/21	950	981

Hardin County G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 6/1/24	540	620

Knox County G.O. Unlimited Bonds, Series A, 5.00%, 8/1/27	2,170	2,720

Metropolitan Government Nashville & Davidson County Electric System Revenue Refunding Bonds, Series B, 5.00%, 5/15/24	1,370	1,579

Metropolitan Government of Nashville & Davidson County, G.O. Unlimited Refunding Bonds, 5.00%, 7/1/26	6,055	6,789

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Tennessee – 2.2% – continued

Tennergy Corp. Gas Revenue Bonds, Series A, 5.00%, 10/1/24(1) (2) (3)	$4,500	$4,862
		19,048

Texas – 7.7%

Arlington Water & Wastewater System Revenue Refunding Bonds, Series B, 3.00%, 6/1/20	1,605	1,610

Beaumont Independent School District Refunding G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/15/23	1,150	1,272

Bexar County Certificates of Obligation G.O. Limited Bonds, Series B, 5.00%, 6/15/20	2,000	2,016

Coppell Independent School District G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 8/15/27	2,460	3,083

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-1 (PSF, Gtd.), 1.25%, 8/15/22 (1)(2)(3)	4,250	4,248

Ector County Independent School District G.O. Unlimited Bonds, School Building (PSF, Gtd.), 5.00%, 8/15/29	615	684

Fort Bend Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 5.00%, 8/15/27	2,685	2,915

Fort Bend Independent School District

Refunding G.O. Unlimited Bonds, Series A (PSF, Gtd.), 5.00%, 8/15/24	1,000	1,162

Houston Combined Utility System Revenue Refunding Bonds, Series C, First Lien, 5.00%, 5/15/20	1,560	1,567

Houston Independent School District G.O. Limited Refunding Bonds (PSF, Gtd.), 3.00%, 2/15/22	10,000	10,362

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/21	4,165	4,425

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

Texas – 7.7% – continued

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series 2015C (PSF, Gtd.), (Floating, ICE LIBOR USD 1M + 0.28%), 0.75%, 8/16/21 (1)(3)	$2,000	$2,000

Laredo Certificates Obligation G.O. Limited Bonds, 5.00%, 2/15/23	500	552

Laredo Public Property Finance Contractual Obligation G.O. Limited Bonds, 5.00%, 2/15/27	800	986

Leander Independent School District G.O. Unlimited Bonds, Series A, School Building (PSF, Gtd.), 5.00%, 8/15/23	1,000	1,124

Leander Independent School District Refunding G.O. Unlimited Bonds (PSF, Gtd.), 4.00%, 8/15/20	1,600	1,618

Lewisville Independent School District

G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 8/15/23	1,330	1,495

Northside Texas Independent School District G.O. Unlimited Refunding Bonds (PSF, Gtd.), 4.00%, 8/15/20	2,000	2,022
1.60%, 8/1/24 (1)(2)(3)	1,500	1,491

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Subseries B, 2.00%, 12/1/21(1) (2) (3)	2,000	2,008

San Antonio Electric & Gas Revenue Refunding Bonds, 5.00%, 2/1/25	645	699

Southwest Independent School District

G.O. Unlimited Bonds (PSF, Gtd.), 5.00%, 2/1/28	915	1,153

Texas State TRANS, 4.00%, 8/27/20	10,500	10,618

Texas State Transportation Commission G.O. Unlimited Refunding Bonds, Series F, 5.00%, 10/1/22	1,420	1,556

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

Texas – 7.7% – continued

Texas State Water Financial Assistance Variable G.O. Unlimited Refunding Bonds, 1.85%, 8/1/22 (1)(2)(3)	$2,000	$2,001

University of Texas University Revenue

Bonds, Series J, 5.00%, 8/15/26	2,000	2,451

West Harris County Regional Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 12/15/21	500	533

Wylie Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF, Gtd.), 4.00%, 8/15/20	2,180	2,204
		67,855

Utah – 0.8%

Cache County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program), 5.00%, 6/15/21	2,650	2,775

Davis County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty (School Board Guaranty Program), 3.00%, 6/1/28	4,095	4,383

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 10/1/27	45	45
5.00%, 10/1/28	30	30
		7,233

Virginia – 2.9%

Fairfax County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 10/1/26	5,000	5,855

Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System, 5.00%, 5/15/23 (1)(2) (3)	10,000	10,918

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 10/1/25	5,000	5,837

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Virginia – 2.9% – continued

Virginia State Public School Authority School Financing Revenue Bonds, Series C (State Aid Withholding), 5.00%, 8/1/21	$1,260	$1,325

Virginia State Resources Authority Infrastructure Revenue Refunding Bonds, Virginia Pooled Financing Program (State Intercept Program), 5.00%, 11/1/22	1,110	1,220
		25,155

Washington – 3.9%

Franklin County School District No. 1 Pasco G.O. Unlimited Bonds (School Board Guaranty Program), 4.00%, 12/1/28	1,500	1,613

Franklin County School District No. 1 Pasco G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/26	1,200	1,406

King County School District No. 411 Issaquah Refunding G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/24	1,045	1,148

Pierce County School District No. 83 University Place G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/26	3,205	3,754

Snohomish County School District #201 G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/23	1,200	1,273

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/21	750	798

Snohomish County School District No. 201 Washington G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 4.00%, 12/1/27	1,000	1,018

Thurston & Pierce Counties Community Schools G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/23	685	776

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 89.7% – continued

Washington – 3.9% continued

Walla Walla County School District No. 250 College Place G.O. Unlimited Bonds (School Board Guaranty Program), 4.25%, 12/1/28	$2,445	$2,596

Washington State G.O. Unlimited Bonds, Series 2017-A, 5.00%, 8/1/29	2,400	2,916

Washington State G.O. Unlimited Refunding Bonds, Motor Vehicle Fuel Tax, 5.00%, 7/1/25	1,000	1,083
5.00%, 7/1/26	5,000	5,416

Washington State G.O. Unlimited Refunding Bonds, Series R-2012C, Various Purpose, 4.00%, 7/1/28	5,000	5,294

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 5.00%, 7/1/24	750	813

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2011B, 5.00%, 7/1/25	2,500	2,524

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-C, 4.00%, 7/1/27	1,840	1,991
		34,419

West Virginia – 0.3%

West Virginia State University Revenue Bonds, Series B, Virginia University Projects, 4.75%, 10/1/28	2,595	2,737

Wisconsin – 4.4%

Central Brown County Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 11/1/20	200	204

Fox Valley Technical College District School Facilities G.O. Unlimited Bonds, Series C, 3.00%, 12/1/27	2,500	2,602

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 89.7% – continued

Wisconsin – 4.4% – continued

Gateway Technical College District G.O. Unlimited Promissory Notes, Series A-20, 3.00%, 4/1/26	$825	$902

Janesville G.O. Unlimited Promissory Notes, Series A, 2.00%, 2/1/22	455	462

Wisconsin State G.O. Unlimited Bonds, Series B, 5.00%, 5/1/21	3,405	3,549
4.00%, 5/1/28	5,710	6,699

Wisconsin State G.O. Unlimited Refunding Bonds, 5.00%, 11/1/21	1,000	1,061

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 5/1/24	1,000	1,119
5.00%, 5/1/25	2,500	2,797

Wisconsin State G.O. Unlimited Refunding Bonds, Series 3, 5.00%, 11/1/25	3,925	4,315

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4, 5.00%, 5/1/26	645	755

Wisconsin State Housing & EDA Revenue Bonds, Series A, 1.60%, 11/1/22 (1)(2)(3)	1,000	999

Wisconsin State Transportation Revenue Bonds, Series A, 5.00%, 7/1/28	4,000	4,850

Wisconsin State Transportation Revenue Refunding Bonds, Series 1, Unrefunded Balance, 5.00%, 7/1/25	7,505	8,386
		38,700
Total Municipal Bonds
(Cost $786,308)		789,775

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 7.6%

Northern Institutional Funds – Municipal Portfolio (Shares), 3.59% (6)(7)	25,000,000	$25,000

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (6)(7)	42,133,816	42,134
Total Investment Companies
(Cost $67,134)		67,134

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 5.3%

Colorado State Education Loan Program TRANS, Series B, 1.75%, 6/29/20	$9,050	$9,060

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B-2, Yale University, 5.00%, 7/1/20 (1)(2)(3)	3,915	3,952

Indiana University Revenue Refunding Bonds, Series A, 5.00%, 6/1/20	1,200	1,208

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 3/1/21	3,000	3,107

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I, 5.00%, 4/15/20	2,280	2,283

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Bonds, Subseries C, 0.65%, 4/2/20 (1)(3)(8)	6,495	6,495

New York City Transitional Finance Authority Future Tax Secured Subordinate Variable Revenue Bonds, 0.65%, 4/2/20 (1)(3)(8)	2,300	2,300

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF, Gtd.), 2.13%, 8/1/20 (1)(2)(3)	2,130	2,134

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Series F (Citibank N.A. LOC), 0.60%, 4/2/20 (1)(3)(8)	7,780	7,780

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT–TERM INVESTMENTS – 5.3% – continued

Triborough Bridge & Tunnel Authority Variable Revenue Refunding Bonds, General-Subseries B-2 (Citibank N.A. LOC), 0.60%, 4/2/20(1) (3) (8)	$5,250	$5,250

Union County G.O. Unlimited Refunding Bonds, 2.00%, 1/15/21	1,350	1,360

University of Texas Financing System Revenue Refunding Bonds, Series B, 5.00%, 8/15/20	1,135	1,151
Total Short-Term Investments
(Cost $46,044)		46,080

Total Investments – 102.6%
(Cost $899,486)		902,989

Liabilities less Other Assets – (2.6%)		(22,514)
NET ASSETS – 100.0%		$880,475

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2020.
(5)	Maturity date represents the prerefunded date.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day current yield as of March 31, 2020 is disclosed.
(8)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

AGM – Assured Guaranty Municipal Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

BANS – Bond Anticipation Notes

COPS – Certificates of Participation

EDA – Economic Development Authority

FGIC – Financial Guaranty Insurance Corporation

G.O. – General Obligation

GAAP – Generally Accepted Accounting Principles

Gtd. – Guaranteed

HFA – Housing Finance Authority

ICE – Intercontinental Exchange

IDA – Industrial Development Authority

LIBOR – London Interbank Offered Rate

LOC – Letter of Credit

MFH – Multi-Family Housing

MWRA – Massachusetts Water Resources Authority

NATL – National Public Finance Guarantee Corporation

PSF – Permanent School Fund

Q-SBLF – Qualified School Bond Loan Fund

S&P – Standard & Poor’s

SCSDE – South Carolina State Department of Education

SonyMA – State of New York Mortgage Agency

SRF – Special Revenue Fund

TRANS – Tax and Revenue Anticipation Notes

TRB – Tax Revenue Bonds

USD – United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	25.1%
AA	56.9
A	5.6
A1+ (Short Term)	2.6
A1 (Short Term)	1.3
BBB	0.3
Not Rated	0.8
Cash Equivalents	7.4

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	16.4%
General Obligation	31.1
Higher Education	6.3
School District	13.5
Short-Term Investments	7.4
Transportation	8.7
All other sectors less than 5%	16.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds(1)	$—	$789,775	$—	$789,775
Investment Companies	67,134	—	—	67,134
Short-Term Investments	—	46,080	—	46,080
Total Investments	$67,134	$835,855	$—	$902,989

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9%

Alabama – 1.0%

Birmingham Convertible G.O. Unlimited CABS, Series A, 5.00%, 3/1/27	$1,000	$1,103

Black Belt Energy Gas District Gas Prepay Revenue Bonds, Project No. 5, Series A-1, 4.00%, 10/1/26(1) (2) (3)	2,500	2,621

Black Belt Energy Gas District Gas Supply Revenue Bonds, Series A, 4.00%, 6/1/21(1) (2) (3)	5,000	5,055

City of Madison Board of Education Special Tax School Warrants, 4.00%, 2/1/44	5,040	5,664

Elmore County Board of Education Revenue Refunding Warrants Bonds, 3.00%, 8/1/44	2,000	2,030
		16,473

Alaska – 0.1%

Alaska State Housing Finance Corp. Mortgage Revenue Bonds, Series A, 3.75%, 12/1/40	1,000	1,070

Arizona – 2.4%

Arizona Board of Regents State University System Revenue Bonds, Series B, Green Bonds, 5.00%, 7/1/42	2,000	2,362

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/43	2,000	2,413

Maricopa County IDA Educational Facilities Revenue Bonds, Creighton University Project, 4.00%, 7/1/50	5,000	5,339

Northern Arizona University Revenue Refunding Bonds, Series B (BAM Insured), 5.00%, 6/1/39	2,500	3,171

Phoenix Civic Airport Improvement Corp. Junior Lien Airport Revenue Bonds, 4.00%, 7/1/44	4,000	4,380
3.00%, 7/1/49	1,000	991

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9% continued

Arizona – 2.4% – continued

Phoenix Civic Improvement Corp. District Revenue Convertible CABS, Series B, Civic Plaza Project (NATL Insured), 5.50%, 7/1/38	$5,000	$7,176

Phoenix Civic Improvement Corp. Rental Car Facility Revenue Bonds, Series A, 5.00%, 7/1/39	2,500	2,982

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	5,000	5,673

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured), 5.00%, 6/1/44	2,000	2,229

Yavapai County IDA Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical, 3.13%, 8/1/43	2,000	2,044
		38,760

California – 5.9%

California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	996	1,057

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	700	856

California State G.O. Unlimited Various Purpose Refunding Bonds, 5.00%, 4/1/38	5,000	5,646

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series A, Stanford Health Care, 4.00%, 8/15/50	1,500	1,649

California State Infrastructure & Economic Development Revenue Refunding Bonds, The J Paul Getty Trust, 5.00%, 4/1/32	2,500	3,311

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

California – 5.9% – continued

California State Municipal Finance Authority Lease Revenue Bonds, Orange County Civic Center Infrastructure, 5.00%, 6/1/43	$1,500	$1,820

California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC -West Village, 5.00%, 5/15/39	5,000	5,362
5.00%, 5/15/43	2,000	2,130

California State University Revenue Bonds, Series A, 5.00%, 11/1/37	1,110	1,389

California State Various Purpose G.O. Unlimited Bonds, 5.25%, 10/1/39	5,000	5,948

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, CHF-Irvine, LLC, 5.00%, 5/15/32	1,000	1,124

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series B, Election of 2006, 6.00%, 5/1/34	2,500	2,950

Central Unified School District G.O. Unlimited Bonds, Series B, Election of 2016, 5.00%, 8/1/43	1,000	1,166

Los Angeles Department of Airports Airport Subordinated Revenue Refunding Bonds, 5.00%, 5/15/36	2,745	3,401
5.00%, 5/15/43	5,000	6,097

Los Angeles Department of Airports Revenue Refunding Bonds, Series B (AMT), 5.00%, 5/15/34	3,000	3,572

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/32	880	1,122

Los Angeles Department of Water & Power System Revenue Bonds, Series C, 5.00%, 7/1/39	1,000	1,245

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

California – 5.9% – continued

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A, 5.00%, 7/1/31	$1,445	$1,684

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series D, 5.00%, 7/1/43	5,000	6,054

Los Angeles Department of Water & Power Waterworks Revenue Bonds, Series A, 5.00%, 7/1/39	2,070	2,510

Metropolitan Water District of Southern California Subordinate Revenue Refunding Bonds, Series A, 5.00%, 7/1/29 (4)	4,000	5,232

Newport Mesa Unified School District G.O. Unlimited Refunding CABS Bonds, 0.00%, 8/1/41 (5)	2,000	967

Northern Energy Authority Commodity Supply Revenue Bonds, Series A, 4.00%, 7/1/24(1)(2)(3)	2,500	2,593

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/28	1,000	1,173

Palomar Community College District G.O. Unlimited Convertible CABS, Series B, Election of 2006, (Step to 6.38% on 8/1/30), 0.71%, 8/1/45 (6)	2,500	2,531

Pasadena Community College District G.O. Unlimited Refunding Bonds, 4.00%, 8/1/23	2,520	2,755

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,291

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/1/38	2,500	2,930
5.00%, 5/1/42	1,500	1,696

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series E (AMT), 5.00%, 5/1/45	3,000	3,469

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

California – 5.9% – continued
4.00%, 5/1/50	$1,500	$1,580

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, 5.00%, 5/1/36	3,300	4,113

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21(7)	1,100	1,168

Sequoia Union High School District Taxable G.O. Unlimited Refunding Bonds, 2.61%, 7/1/35	1,000	966

Solano County Community College District G.O. Unlimited Bonds, Series A, Election of 2012, (Step to 5.13% on 8/1/23), 0.00%, 8/1/41(6)	3,200	3,415
		96,047

Colorado – 4.1%

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.25%, 12/1/40	4,775	5,819

Adams County School District No. 1 Taxable G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), Prerefunded, 5.25%, 12/1/26(7)	225	281

Arapahoe County School District No. 6 Littleton G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.50%, 12/1/43	5,000	6,305

Aurora Water Revenue Refunding Bonds, Green Bonds, 5.00%, 8/1/41	4,000	4,732

Colorado State COPS ,Series A, 4.00%, 12/15/37	10,000	11,302

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series A, University of Denver Project, 5.00%, 3/1/40	2,500	2,972

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Colorado – 4.1% – continued

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Adventist Health System Sunbelt, 4.00%, 11/15/41	$1,000	$1,062

Colorado State Health Facilities Authority Hospital Revenue Refunding Bonds, Series A, Commonspirit Health, 4.00%, 8/1/44	1,000	997
4.00%, 8/1/49	2,000	1,960

Colorado State School of Mines Institutional Enterprise Revenue Bonds, Series B, 5.00%, 12/1/42	3,400	4,085

Denver City & County Airport System Subordinate Revenue Refunding Bonds (AMT), Series A, 5.00%, 12/1/43	2,000	2,315

Denver City & County Dedicated Tax Revenue CABS, Series A-2, 0.00%, 8/1/37(5)	2,750	1,518
0.00%, 8/1/39(5)	2,805	1,411

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A, 5.00%, 8/1/42	1,500	1,761

Denver City & County School District No. 1 COPS, Series B, 5.25%, 12/1/40	1,805	1,867

El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), 5.25%, 9/15/38	5,000	5,880

Jefferson County School District No. R-001 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/37	5,000	6,266

Weld County School District No. 6 Greeley G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/39	5,500	6,974
		67,507

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9% – continued

Connecticut – 0.6%

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, 5.00%, 8/1/34	$3,000	$3,405

Connecticut State Special Tax Obligation Revenue Bonds, Series B, 5.00%, 10/1/31	2,500	3,067

University of Connecticut Revenue Bonds, Series A, 5.25%, 11/15/47	3,000	3,673
		10,145

District of Columbia – 2.3%

District of Columbia G.O. Unlimited Bonds, Series A, 5.00%, 6/1/43	5,000	6,159

District of Columbia G.O. Unlimited Bonds, Series C, 5.00%, 6/1/38	1,000	1,135

District of Columbia Income Tax Secured Revenue Bonds, Series A, 2.63%, 3/1/45	6,100	5,896

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series C, Subordinate Lien, 5.00%, 10/1/25	5,000	5,453

District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds, 5.00%, 10/1/45	2,500	2,893

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail & Capital Improvement, 5.00%, 10/1/44	2,000	2,314

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	5,000	5,377
5.00%, 10/1/40	1,910	2,258
5.00%, 10/1/43	4,000	4,635
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/1/38	1,800	2,115
		38,235

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9% – continued

Florida – 6.2%

Broward County Airport System Revenue Bonds (AMT), 5.00%, 10/1/42	$2,500	$2,833

Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/1/37	2,450	2,869
4.00%, 10/1/44	3,000	3,215

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/43	5,000	5,690

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 9/1/21 (7)	825	866
5.00%, 9/1/21 (7)	670	703

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), Unrefunded Balance, 5.00%, 9/1/24	410	431
5.00%, 9/1/25	330	347

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Prerefunded, 5.00%, 9/1/21 (7)	1,680	1,760

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), Unrefunded Balance, 5.00%, 9/1/23	820	861

Broward County Port Facilities Revenue, Series A, 5.00%, 9/1/44	5,000	6,075

Central Florida Expressway Authority Senior Lien Revenue Bonds, Series B, 5.00%, 7/1/44	2,500	2,998

Davie Educational Facilities Revenue Refunding Bonds, Nova Southeastern University Project, 5.00%, 4/1/48	2,000	2,209

Escambia County Health Facilities Authority Revenue Refunding Bonds, Baptist Health Care Corp. Obligated Group, 4.00%, 8/15/45	3,500	3,688

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9% – continued

Florida – 6.2% – continued

Escambia County Health Facilities Authority Revenue Refunding Bonds, Baptist Health Care Corp. Obligated Group (AGM Insured), 3.00%, 8/15/50	$1,000	$977

Florida State Board of Education Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/28	1,000	1,283

Florida State Department Transportation G.O. Unlimited Refunding Bonds, 3.00%, 7/1/30	2,500	2,580

Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Florida Institute of Technology, 4.00%, 10/1/44	1,750	1,635

Florida State Higher Educational Facilities Financial Authority Revenue Bonds, Ringling College Project, 5.00%, 3/1/49	3,000	3,152

Florida State Turnpike Authority Revenue Bonds, Series A, Department of Transportation (NATL Insured), 3.00%, 7/1/29	5,000	5,000

Florida State Turnpike Authority Revenue Bonds, Series C, Department of Transportation, 4.50%, 7/1/43	3,000	3,229

Florida State Turnpike Authority Turnpike Revenue Bonds, Series B, 3.00%, 7/1/49	1,980	2,042

Greater Orlando Aviation Authority Airport Facilities Priority Subordinated Revenue Bonds, Series A(AMT), 5.00%, 10/1/42	1,965	2,228

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,777

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9% – continued

Florida – 6.2% – continued

Miami-Dade County Aviation Revenue Bonds, Miami International, Prerefunded, 5.50%, 10/1/20(7)	$605	$618
5.50%, 10/1/20(7)	1,895	1,936

Miami-Dade County Aviation Revenue Refunding Bonds, 5.00%, 10/1/41	450	507

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,214

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/38	5,000	5,566

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A, 5.00%, 7/1/39	4,025	4,502

Miami-Dade County Transit System Sales Surtax Revenue Bonds, 5.00%, 7/1/42	10,000	10,637

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21(7)	75	79

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	4,925	5,194

Pasco County School Board COPS, Series A (BAM Insured), 5.00%, 8/1/43	3,000	3,620

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Bonds, 5.00%, 10/1/38	5,000	5,589

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A, 5.00%, 10/1/36	1,750	2,092
		102,002

Georgia – 1.5%

Atlanta Airport Revenue Bonds, Series B (AMT), 5.00%, 7/1/31	2,755	3,334

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Georgia – 1.5% – continued

Fulton County Development Authority Revenue Bonds, Piedmont Healthcare, Inc., Project, 3.00%, 7/1/44	$1,000	$1,022

Georgia State Housing & Finance Authority Revenue Bonds, Series B, 3.25%, 12/1/49	5,000	5,123

Gwinnett County School District G.O. Unlimited Bonds, 5.00%, 2/1/40	5,000	6,284

Gwinnett County Water & Sewerage Authority Revenue Refunding Bonds, 5.00%, 8/1/29	2,000	2,637

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series A, 5.00%, 5/15/43	500	538
5.00%, 5/15/49	1,000	1,157

Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/1/23(1) (2) (3)	1,650	1,703

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.50%, 7/1/60	2,500	2,666
		24,464

Hawaii – 0.7%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	4,000	4,033

Hawaii State Airports System Revenue Bonds, Series A (AMT), 5.00%, 7/1/48	4,000	4,418

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 9/1/43	2,000	2,465

Honolulu City & County Wastewater System First Bond Resolution Revenue Bonds, Series A, 4.00%, 7/1/44	1,000	1,144
		12,060

Idaho – 0.1%
Idaho State Health Facilities Authority Hospital Revenue Bonds, Trinity Health Credit Group, 4.00%, 12/1/43	2,000	2,184

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Illinois – 4.1%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	$2,500	$2,729

Chicago O’Hare International Airport General Revenue Bonds, Series D, Senior Lien, 5.00%, 1/1/39	1,015	1,078

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B, Senior Lien, 5.00%, 1/1/41	3,100	3,441

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	2,000	2,107

Cook County Sales Tax Revenue Refunding Bonds, 4.00%, 11/15/38	5,000	5,505

Illinois State Educational Facilities Authority Revenue Bonds, Field Museum of Natural History, 3.90%, 11/1/36	1,740	1,934

Illinois State Finance Authority Academic Facilities Lease Revenue Bonds, University of Illinois at Urbana-Champaign, 5.00%, 10/1/49	1,250	1,510

Illinois State Finance Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/28	1,500	1,932

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,504

Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, Prerefunded, 6.13%, 4/1/21(7)	5,000	5,245

Illinois State Finance Authority Revenue Bonds, Township High School District, 4.00%, 12/1/37	5,745	6,627

Illinois State Finance Authority Revenue Refunding Bonds, Edward-Elmhurst Healthcare, 4.25%, 1/1/44	5,000	5,411

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9% – continued

Illinois – 4.1% – continued
5.00%, 1/1/44	$2,500	$2,869

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/38	1,000	1,124

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	4,750	5,143

Illinois State Toll Highway Authority Revenue Bonds, Series A, 4.00%, 1/1/37	2,000	2,211

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B, 5.00%, 1/1/41	2,000	2,308

Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/1/34	3,400	4,598

Schaumburg G.O. Unlimited Refunding Bonds, Series A, 4.00%, 12/1/41	5,000	5,309
Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,830
		66,415

Indiana – 0.7%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	3,150	3,333
4.25%, 10/1/44	3,000	3,267

Indiana State Health & Educational Facilities Financing Authority Ascension Senior Credit Group Revenue Refunding Bonds, 4.00%, 11/15/46	2,900	3,084

Indianapolis Local Public Improvement
Bond Bank Revenue Bonds, Indianapolis Airport Authority Project, 5.00%, 1/1/44	2,000	2,384
		12,068

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL BONDS – 87.9% – continued

Iowa – 0.5%

PEFA, Inc. Gas Project Revenue Bonds, 5.00%, 9/1/26 (1)(2)(3)	$7,000	$7,691

Kansas – 0.1%

Lyon County Kansas Unified School District No. 253 G.O. Unlimited Bonds, 3.00%, 9/1/44	1,500	1,535

Kentucky – 1.7%

Carroll County Kentucky Environmental Facilities Revenue Bonds, Series A (AMT), Kentucky Utilities Company Project, (1)(2)(3) 1.75%, 9/1/26	1,500	1,522

Carroll County Kentucky PCR Refunding Bonds, Series A, Kentucky Utilities Company Project, (1)(2)(3) 1.55%, 9/1/26	3,750	3,804

Fayette County School District Finance Corp. Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/1/38	5,000	5,499

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series A, Commonspirit Health, 5.00%, 8/1/49	3,000	3,184

Kentucky State Public Energy Authority Gas Supply Variable Revenue Bonds, Series C, 4.00%, 2/1/28 (1)(2)(3)	10,000	10,494

Louisville & Jefferson County Metro Government Health System Revenue Bonds, Series A, Norton Healthcare, Inc., 3.00%, 10/1/43	1,360	1,293

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	2,000	2,120
		27,916

Louisiana – 1.3%

Lafayette Parish School Board Sales TRB, 5.00%, 4/1/48	2,165	2,550

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Louisiana – 1.3% – continued

Louisiana Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic, Unrefunded Balance, 5.00%, 5/15/47	$2,000	$2,322

Louisiana State Gas & Fuels Revenue Refunding Bonds, Series A, First Lien, 4.50%, 5/1/39	2,500	2,770
4.00%, 5/1/41	5,000	5,410

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Refunding Bonds, Series A, Woman’s Hospital Foundation Project, 5.00%, 10/1/31	1,510	1,843

Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured), 5.00%, 12/1/41	5,000	5,909

		20,804

Maryland–1.4%

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 4.00%, 3/1/37	2,000	2,359

Baltimore County Metropolitan District 81st Issue G.O. Unlimited Bonds, 4.00%, 3/1/39	2,500	2,888

Baltimore County Metropolitan District G.O. Unlimited BANS, 4.00%, 3/22/21	15,000	15,403

Howard County G.O. Unlimited Bonds, Series A, 5.00%, 2/15/30	1,000	1,240

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Lifebridge Health, 5.00%, 7/1/44	1,100	1,320

		23,210

Massachusetts – 3.8%

Lincoln School G.O. Unlimited Bonds, 3.50%, 3/1/44	3,810	4,181

Massachusetts Bay Transportation Authority Assessment Revenue Refunding Bonds, Series A, 5.00%, 7/1/41	2,800	3,002

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Massachusetts – 3.8% – continued

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding CABS, Series A, 0.00%, 7/1/29 (5)	$2,500	$2,111

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B, 5.25%, 7/1/33	1,900	2,550

Massachusetts State College Building Authority, Revenue Bonds, Series B, Green Bonds (State Intercept Program), 5.00%, 5/1/39	1,000	1,124

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University, 5.00%, 7/15/40	2,500	3,567

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Suffolk University, 5.00%, 7/1/36	445	512
5.00%, 7/1/38	340	389

Massachusetts State G.O. Limited Bonds, Series B, 2.50%, 3/1/43	5,000	4,803

Massachusetts State Housing Finance Agency Revenue Bonds, Series H, 4.40%, 12/1/46	1,000	1,085

Massachusetts State Port Authority Revenue Bonds, Series A, 5.00%, 7/1/40	2,725	3,122

Massachusetts State Port Authority Revenue Bonds, Series C (AMT), 5.00%, 7/1/44	2,000	2,371

Massachusetts State School Building Authority Sales TRB, Series A, Senior Lien, 5.00%, 5/15/43	3,015	3,314

Massachusetts State School Building Authority Sales TRB, Series B, Senior Lien, 5.00%, 11/15/36	1,500	1,813
5.00%, 11/15/39	2,500	3,003

Massachusetts State School Building Authority Subordinated Sales TRB, Series A, 5.00%, 2/15/44	4,000	4,889

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Massachusetts – 3.8% – continued

Massachusetts State Special Obligation Dedicated Refunding Revenue Bonds, (NATL Insured), 5.50%, 1/1/34	$2,500	$3,469

Massachusetts State Transportation Fund Rail Enhancement & Accelerated Revenue Bonds, 5.00%, 6/1/42	7,820	9,316

Massachusetts State Transportation Fund Revenue Bonds, Series A, Accelerated Bridge Program, Prerefunded, 5.00%, 6/1/21 (7)	5,000	5,218

Massachusetts State Transportation Fund Revenue Refunding Bonds, Series A, 5.00%, 6/1/43	1,000	1,202

Massachusetts State Water Resources Authority General Revenue Bonds, Series B, 5.00%, 8/1/43	1,455	1,778
		62,819

Michigan – 1.7%

Grand Rapids Public Schools Building & Site G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 5/1/25	1,000	1,178

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I, 5.00%, 4/15/38	2,000	2,315

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	3,565	3,798

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	5,000	5,297

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, 5.00%, 10/1/39	5,000	5,666

Michigan State University Revenue Bonds, Series B, Board of Trustees, 5.00%, 2/15/44	2,000	2,459

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Michigan – 1.7% – continued

Thornapple Kellogg School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/39	$2,050	$2,580

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	2,000	2,243

Wayne County Airport Authority Revenue Refunding Bonds, Series G, 5.00%, 12/1/34	2,625	2,985
		28,521

Minnesota – 0.6%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program), 5.00%, 2/1/28	275	340

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 4.00%, 8/1/28	5,000	5,043

Owatonna Independent School District No. 761 G.O. Unlimited Bonds, Series A (School District Credit Program), 2.25%, 2/1/45	5,000	4,655
		10,038

Missouri – 1.4%

Jackson County Consolidated School District No. 2 Raytown G.O. Unlimited Bonds, Series A (State Aid Direct Deposit Program), 5.00%, 3/1/38	2,000	2,544

Kansas City Sanitation Sewer System Revenue Bonds, Subseries A, 4.00%, 1/1/42	1,820	2,032

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series A, 5.00%, 5/1/30	3,245	4,024

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/33	1,000	1,184

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Missouri – 1.4% – continued

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Prerefunded, 5.00%, 5/1/25 (7)	$1,605	$1,899

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, Unrefunded Balance, 5.00%, 5/1/45	3,395	3,958

Missouri State Environmental Improvement & Energy Resources Authority Revenue Refunding Bonds, Series A-R, Union Electric Co. Project, 2.90%, 9/1/33	2,500	2,647

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue Bonds, Series A, Saint Louis University, 5.00%, 10/1/38	2,500	2,904

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke’s Health System, 5.00%, 11/15/43	1,280	1,523
		22,715

Montana – 0.1%

Montana Board of Housing Single Family Program Revenue Refunding Bonds, Series A (FHA Insured HUD VA), 3.90%, 12/1/48	95	101

Montana Facility Finance Authority Revenue Refunding Bonds, Series A, Social Health System, 4.00%, 1/1/38	1,250	1,374
		1,475

Nebraska – 1.3%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, 5.00%, 11/15/36	1,000	1,190
5.00%, 11/15/37	1,000	1,186

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Nebraska – 1.3% – continued

Omaha Public Power District Electric Revenue Refunding Bonds, Series A, 4.00%, 2/1/42	$5,000	$5,575
5.00%, 2/1/42	4,250	5,151

Omaha Public Power District Electric Revenue Bonds, Series B, Prerefunded, 5.00%, 2/1/22 (7)	2,210	2,366

University of Nebraska Facilities Corp. Taxable Revenue Refunding Bonds, Series B, 2.82%, 10/1/34	5,000	5,022
		20,490

Nevada – 0.7%

Clark County Airport System Subordinate Lien Revenue Refunding Bonds Series A-2, 4.25%, 7/1/36	5,000	5,375

Clark County School District Building G.O. Limited Bonds, Series A, 4.00%, 6/15/36	2,000	2,242
4.00%, 6/15/38	4,000	4,439
		12,056

New Jersey–0.7%

Essex County G.O. Unlimited Bonds, Series A-B, 3.00%, 9/1/41	2,000	2,048

New Jersey State EDA Revenue School Facilities Construction Revenue Bonds, 4.00%, 6/15/44	2,250	2,190

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series BB, 4.00%, 6/15/44	5,000	4,868

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program, 5.25%, 6/15/43	2,500	2,665
		11,771

New York – 16.3%

Metropolitan Transportation Authority Revenue Bonds, Series A-1, Group 1, Green Bonds (AGM Insured), 4.00%, 11/15/43	5,000	5,257

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

New York – 16.3% – continued

Metropolitan Transportation Authority Revenue Bonds, Series C, Group 1, Green Bonds (AGM, CR Insured), 5.00%, 11/15/38	$2,000	$2,381

Metropolitan Transportation Authority Revenue Bonds, Series G, Prerefunded, 5.25%, 11/15/20 (7)	5,000	5,129

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.00%, 11/15/34	2,000	2,184

New York City Housing Development Corp. MFH Revenue Bonds, Sustainable Neighborhood Bonds, 3.00%, 11/1/39	1,750	1,784

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Fiscal 2014, 5.00%, 6/15/46	2,000	2,188

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB, Second Generation, Fiscal 2013, 5.00%, 6/15/47	2,500	2,703

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB-1, 5.00%, 6/15/49	8,000	9,832

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Second General Resolution, 5.00%, 6/15/40	5,000	6,073

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series AA, 5.00%, 6/15/32	10,000	10,427

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.25%, 6/15/36	2,000	2,459
5.00%, 6/15/39	1,800	2,161
5.00%, 6/15/41	2,500	3,146

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87. 9% 7 – continued

New York – 16.3% – continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/39	$2,000	$2,312

New York City Municipal Water Finance Authority Water & Sewer System Subordinate Revenue Refunding Bonds, Subseries FF-2, 5.00%, 6/15/40	3,500	4,334

New York City Transitional Finance Authority Building Aid Fiscal 2015 Revenue Bonds, Series S (State Aid Withholding), 5.00%, 7/15/36	1,500	1,730

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-3 (State Aid Withholding), 5.00%, 7/15/43	3,000	3,630

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,507

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 5.00%, 8/1/40	250	303

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2017, 5.00%, 2/1/40	7,485	8,825
5.00%, 2/1/43	8,310	9,749

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series 2, 5.00%, 11/1/21	6,670	7,061

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series A-3, 3.00%, 5/1/45	10,000	10,170

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series C-3, 5.00%, 5/1/41	5,000	6,027

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

New York – 16.3% – continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1, 5.00%, 11/1/34	$500	$586

New York G.O. Unlimited Bonds, Fiscal 2020, Series B-1, 5.00%, 10/1/39	3,000	3,719

New York G.O. Unlimited Bonds, Series E-1, 4.00%, 3/1/42	2,500	2,792

New York G.O. Unlimited Bonds, Series I, Subseries 1-I, 5.00%, 3/1/28	1,510	1,721

New York G.O. Unlimited Bonds, Subseries F-1, 5.00%, 4/1/43	2,000	2,397

New York State Dorm Authority Revenues Non State Supported Debt Revenue Bonds, Series A, Columbia University, 5.00%, 10/1/50	2,000	3,175

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Memorial Sloan Kettering Cance, 4.00%, 7/1/38	3,000	3,485

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	165	166

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, 5.00%, 7/1/36	2,500	3,076
4.00%, 7/1/50	1,500	1,617

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A-2, Columbia University, 5.00%, 10/1/46	500	775

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series B, Columbia University, 5.00%, 10/1/38	4,500	5,490

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

New York – 16.3% – continued

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, Group 2, 5.00%, 3/15/35	$4,250	$5,340

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, 5.00%, 2/15/37	2,530	3,056

New York State Dormitory Authority Sales TRB, Series A, Group B, 5.00%, 3/15/38	5,090	6,098

New York State Dormitory Authority State Personal Income Tax General Purpose Refunding Revenue Bonds, Series A, 5.00%, 12/15/22	2,000	2,198

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/33	2,000	2,367
5.25%, 3/15/38	5,000	6,235
5.25%, 3/15/39	2,000	2,488

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series D, 4.00%, 2/15/38	1,375	1,582
5.00%, 2/15/48	5,000	6,190
3.00%, 2/15/49	5,000	5,125

New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, 3.25%, 3/15/35	1,000	1,026
3.25%, 3/15/36	5,035	5,156

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/42	4,000	4,789

New York State Environmental Facilities Corp. Clean & Drinking Water Revolving Funds Pooled Financing Program Revenue Bonds, Series B, Escrowed to Maturity, 5.50%, 4/15/35	5,000	7,010

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

New York – 16.3% – continued

New York State Environmental Facilities Corp. Revenue Bonds, Series C, Green Bonds, 5.00%, 8/15/37	$1,200	$1,457

New York State Environmental Facilities Corp. State Clean & Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water, 5.00%, 6/15/41	10,000	10,415

New York State Environmental Facilities Corp. State Clean & Drinking Water Subordinate Revenue Refunding Bonds, Series B, 5.00%, 6/15/44	3,300	4,092

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds, 4.00%, 6/15/46	5,000	5,437

New York State Environmental Facilities Corp. State Clean Water & Drinking Water Subordinated Revenue Refunding SRF Bonds, New York City Municipal Water, 4.00%, 6/15/45	2,000	2,255

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA, FNMA Insured), 4.15%, 11/1/47	1,000	1,070

New York State Thruway Authority General Revenue Junior Indebtedness Obligations Subordinate Revenue Bonds, Series B, 4.00%, 1/1/39	2,975	3,294

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	50	57

New York State Thruway Authority Revenue Bonds, Series N, Group 1, 5.00%, 1/1/39	10,000	12,496

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	3,000	3,253

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

New York – 16.3% – continued

New York State Urban Development Corp. Taxable General Personal Income TRB, 3.90%, 3/15/33	$5,000	$5,651

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT), 5.00%, 10/15/44	3,000	3,353

Port Authority of New York & New Jersey Revenue Refunding Bonds, Series 207 (AMT), 5.00%, 9/15/28	1,000	1,240

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/31	500	572

Troy Capital Resource Corp. Revenue Refunding Bonds, Rensselaer Polytechnic Institute Project, Forward Delivery, 4.00%, 9/1/40 (4)	1,250	1,396

Utility Debt Securitization Authority Restructuring Revenue Refunding Bonds, 5.00%, 12/15/37	2,500	2,931

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, 5.00%, 12/15/39	2,500	3,044
5.00%, 12/15/40	1,000	1,212

Utility Debt Securitization Authority Revenue Bonds, Restructuring Bonds, Series TE, 5.00%, 12/15/41	3,500	3,938

Westchester County G.O. Limited Bonds, Series A, 4.00%, 12/1/29	625	727
		267,921

North Carolina – 1.7% Charlotte Airport Revenue Bonds, Charlotte Douglas International (AMT), 4.00%, 7/1/39	1,255	1,382

Charlotte COPS, Series B, 3.00%, 6/1/22	2,000	2,003

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

North Carolina – 1.7% – continued

Charlotte Refunding COPS, Convention Facility Project, 4.00%, 6/1/49	$5,000	$5,518

Forsyth County G.O. Unlimited Refunding Bonds, 3.00%, 4/1/28 (4)	2,995	3,302

Montgomery County Public Facilities Corp. Limited Obligation Revenue BANS, 3.00%, 9/1/20	2,000	2,003

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL, IBC Insured), Escrowed to Maturity, 6.00%, 1/1/22	6,015	6,518

North Carolina State Public Improvement G.O. Unlimited Bonds, Series B, 5.00%, 6/1/28	5,000	6,440

North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/1/49	500	563
4.00%, 1/1/55	500	513
		28,242

Ohio – 3.7%

Columbus G.O. Unlimited Bonds, Series A, 5.00%, 4/1/37	1,820	2,302

Hamilton County Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Project, 5.00%, 11/15/41	1,750	2,475
5.00%, 11/15/49	3,500	5,153

Liberty-Benton Local School District G.O. Unlimited Bonds (School District Credit Program), 4.00%, 11/1/44	1,975	2,258

Miami County Hospital Facilities Improvement Revenue Refunding Bonds, Kettering Health Network, 5.00%, 8/1/49	2,000	2,212

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 4.00%, 9/15/22	4,000	4,276

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Ohio – 3.7% – continued

Ohio State Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 5/1/34	$5,780	$7,073

Ohio State Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System, 4.00%, 1/1/36	1,000	1,124

Ohio State Infrastructure Improvement G.O. Unlimited Refunding Bonds, Series C, 4.00%, 8/1/21	2,080	2,160

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B, 3.00%, 12/1/33	2,000	2,156
5.00%, 12/1/38	9,990	12,737

Ohio Turnpike & Infrastructure Commission Senior Lien Revenue Bonds, Series A, 5.00%, 2/15/48	10,000	11,080

Upper Arlington Special Obligation Non-Tax Revenue Bonds, Lane Avenue Mixed-Use Development, 3.00%, 12/1/44	2,000	2,055

Washington Local School District Lucas County G.O. Unlimited Bonds, Series A (School District Credit Program), 3.00%, 12/1/44	1,975	2,010
3.00%, 12/1/47	1,450	1,472
		60,543

Oklahoma – 0.4%

Norman Regional Hospital Authority Revenue Bonds, Norman Regional Hospital Authority, 4.00%, 9/1/45	4,000	4,150

Oklahoma State Turnpike Authority Second Senior Revenue Bonds, Series C, 4.00%, 1/1/42	2,000	2,227
		6,377

Oregon – 1.2%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program), 0.00%, 6/15/38 (5)	7,500	3,890

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Oregon – 1.2% – continued

Clackamas County School District No. 62C Oregon City G.O. Unlimited CABS, Series A (School Board Guaranty Program), 0.00%, 6/15/37 (5)	$1,000	$570

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	1,100	1,276

Oregon State Department of Transportation Highway User Tax Subordinate Revenue Refunding Bonds, Series A, 5.00%, 11/15/42	2,615	3,294

Oregon State Health & Science University Revenue Refunding Bonds, Series A, 4.00%, 7/1/44	1,685	1,900

Oregon State Health & Science University Revenue Refunding Bonds, Series B, 5.00%, 7/1/38	2,035	2,415

Salem Hospital Facility Authority Revenue Refunding Bonds, Multi Model Salem Health Projects, 5.00%, 5/15/44	3,500	4,260

Washington Multnomah & Yamhill Counties Hillsboro School District No. 1J G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/35	2,000	2,457
		20,062

Pennsylvania – 1.5%

Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds (AGM Insured), 4.00%, 6/1/39	5,000	5,443

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds, 5.00%, 5/1/32	820	950
5.00%, 5/1/35	865	996

Franklin County G.O. Unlimited Refunding Bonds, 4.00%, 11/1/33	1,075	1,199

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Pennsylvania – 1.5% – continued

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, University of Pennsylvania Health System, 4.00%, 8/15/49	$3,500	$3,751
5.00%, 8/15/49	5,000	5,794

Pennsylvania State Turnpike Commission Oil Franchise Tax Subordinate Revenue Bonds, Series B, 5.00%, 12/1/43	2,500	3,006

Pennsylvania State Turnpike Commission Revenue Bonds, Series A, 5.00%, 12/1/33	1,500	1,904

Springfield School District Delaware County G.O. Unlimited Bonds (State Aid Withholding), 4.00%, 3/1/43	1,500	1,704
		24,747

Rhode Island – 0.4%

Rhode Island Turnpike & Bridge Authority Motor Fuel TRB, Series A, 4.00%, 10/1/44	5,265	5,895

South Carolina – 1.7% Charleston Waterworks & Sewer System Revenue Bonds, 5.00%, 1/1/44	2,500	3,184

Columbia Waterworks & Sewer System Revenue Bonds, Series A, 5.00%, 2/1/49	5,000	6,109

Patriots Energy Group Financing Agency Revenue Bonds, Series A, 4.00%, 2/1/24 (1)(2)(3)	2,000	2,066

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC, CR MBIA Insured), 5.38%, 1/1/25	5,820	6,834

South Carolina State Transportation Infrastructure Bank Variable Revenue Refunding Bonds, Series 2003B, (Floating, ICE LIBOR USD 1M + 0.45%), 1.11%, 10/1/22 (1)(3)	9,950	9,722
		27,915

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Tennessee – 1.1%

Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Lipscomb University Project, 5.25%, 10/1/58	$1,500	$1,639

Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT), 4.00%, 7/1/49	2,000	2,154

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B, 3.38%, 7/1/38	135	141

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B, 3.95%, 1/1/38	230	242

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 9/1/34	5,000	6,209

Tennessee State School Bond Authority Revenue Bonds, Higher Educational Facilities Second Program (State Higher Education Intercept Program), 5.00%, 11/1/44	5,385	6,716
		17,101

Texas – 8.9%

Austin Electric Utility System Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	500	587

Central Regional Mobility Authority Revenue Refunding Bonds, 5.00%, 1/1/46	750	804

Lower Colorado River Authority Revenue Refunding Bonds, 5.00%, 5/15/39	2,500	2,755

North Texas Tollway Authority Revenue Refunding Bonds, 4.25%, 1/1/49	1,500	1,646

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier, 5.00%, 1/1/39	2,500	2,965

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Texas – 8.9% – continued

Northside Texas Independent School District Building G.O. Unlimited Bonds, Series A (PSF, Gtd.), 4.00%, 6/1/30	$4,390	$4,641

Pflugerville Independent School District Tax School Building G.O. Unlimited Bonds, Series 2014 (PSF, Gtd.), 4.00%, 2/15/33	5,000	5,454

Plainview Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF, Gtd.), 5.00%, 2/15/46	8,050	10,241

Texas State Department of Housing & Community Affairs Revenue Bonds, Series A (GNMA Insured), 3.38%, 9/1/39	2,730	2,934

Texas State G.O. Unlimited Refunding Bonds, Series A, Transportation Commission, 5.00%, 10/1/26	5,000	5,844
5.00%, 10/1/44	5,000	5,738

Texas State TRANS, 4.00%, 8/27/20	71,650	72,458

Texas State Water Development Board Revenue Bonds, Series A, 4.00%, 10/15/44	2,000	2,322

Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 3.00%, 10/15/35	3,285	3,501
5.00%, 10/15/43	11,000	13,409

Texas State Water Development Board TRB, Series B, 3.03%, 10/15/39	750	760

University of Texas Permanent University Fund Revenue Bonds, Series B, 4.00%, 7/1/41	5,000	5,528

University of Texas University Revenue Bonds, Series B, 5.00%, 8/15/49	2,500	3,850
		145,437

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	108	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Utah – 0.8%

Cache County School District G.O. Unlimited Refunding Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program), 4.00%, 6/15/28	$2,000	$2,204

Davis County School District G.O. Unlimited Bonds, Utah School Bond Guaranty Program (School Board Guaranty Program), 3.00%, 6/1/30	3,330	3,568

Park City Sales TRB, 4.00%, 12/15/31	2,200	2,611

Provo G.O. Unlimited Refunding Bonds, 5.00%, 1/1/26	500	603

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/42	3,000	3,388

Utah State Transit Authority Sales TRB, Senior Lien, 5.00%, 12/15/33	1,125	1,413
		13,787

Virginia – 1.5%

Fairfax County G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 10/1/39	5,000	6,483

Norfolk G.O. Unlimited Bonds, Series A, 5.00%, 10/1/41	500	618

Norfolk G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 10/1/24	500	549

Roanoke EDA Hospital Revenue Refunding Bonds, Series A, Carilion Clinic Obligated Group, 3.00%, 7/1/45 (4)	1,500	1,486
5.00%, 7/1/47	3,000	4,404

Virginia HAD Revenue Bonds, Series E, 3.15%, 12/1/49	2,500	2,543

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series A, 21st Century, 3.00%, 2/1/38	3,125	3,275

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Virginia – 1.5% – continued

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 4.00%, 5/15/37	$2,000	$2,102

Virginia State Housing Development Authority Taxable Revenue Bonds, Series A (HUD Sector 8 Program), 2.85%, 3/1/45	3,045	2,887
		24,347

Washington – 2.3%

Central Puget Sound Regional Transit Authority Sales & Use Tax Revenue Refunding & Improvement Bonds, Series S-1, Green Bonds, 5.00%, 11/1/50	5,000	5,786

King County Public District No. 2 (Evergreenhealth) G.O. Limited Bonds, Series A, 4.00%, 12/1/45	1,500	1,637

Pierce & King Counties Fife School District No. 417 G.O. Unlimited Bonds, Series 2019 (School Board Guaranty Program), 4.00%, 12/1/37	3,335	3,911

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, 5.00%, 12/1/40	560	653

Washington State G.O. Unlimited Bonds, Series B, 5.00%, 2/1/37	5,000	5,766

Washington State G.O. Unlimited Bonds, Series C, 5.00%, 2/1/32	2,230	2,788
5.00%, 2/1/43	5,000	6,297

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providence Health & Services, 5.00%, 10/1/38	5,000	5,742

Washington State Housing Finance Commission SFM Revenue Refunding Bonds, 3.70%, 12/1/34	20	21

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	2,000	2,243

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 87.9% – continued

Washington – 2.3% – continued

Washington State University Revenue Refunding Bonds, 5.00%, 4/1/40	$1,320	$1,503

Washington State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/39	1,500	1,851
		38,198

West Virginia – 0.3%

West Virginia State University Revenue Bonds, West Virginia University Project, 4.00%, 10/1/40	3,500	3,953

Wisconsin – 1.1%

PMA Levy & Aid Anticipation Notes Program Revenue Participation Notes, Series A, 3.00%, 10/23/20	2,500	2,525

University Hospitals & Clinics Authority Revenue Refunding Bonds, Series A, 4.25%, 4/1/48	4,000	4,088

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/40	3,000	3,599

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University, 5.00%, 10/1/35	1,025	1,182

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Milwaukee Regional Medical Center, 4.13%, 4/1/46	1,500	1,558

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Rogers Memorial Hospital, 5.00%, 7/1/49	2,000	2,324

Wisconsin State Housing & EDA Revenue Bonds, Series A, 4.45%, 5/1/57	2,305	2,533
		17,809
Total Municipal Bonds
(Cost $1,414,905)		1,440,805

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.3%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (8)(9)	103,533,047	$103,533
Total Investment Companies
(Cost $103,533)		103,533

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 6.0%

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/20	$2,095	$2,122

Broward County School District Revenue TANS, 3.00%, 6/30/20	10,000	10,040

Clark County Passenger Facility Charge Revenue Refunding Bonds, Las Vegas Mccarran International, 5.00%, 7/1/20	10,000	10,080

Colorado State Educational Loan Program TRANS, Series A, 3.00%, 6/29/20	25,000	25,105

Colorado State General Fund TRANS, 3.00%, 6/26/20	11,550	11,597

Dallas County Hospital District G.O. Limited Refunding Bonds, 5.00%, 8/15/20	3,970	4,025

Hennepin County Variable G.O. Unlimited Refunding Bonds, Series B, 4.75%, 4/9/20 (1)(3)(10)	4,790	4,790

Massachusetts State G.O. Limited RANS Series B, 4.00%, 5/21/20	10,000	10,038

New York City Transitional Finance Authority Future Tax Secured Adjustable Subordinate Revenue Bonds, 0.65%, 4/2/20 (1)(3)(10)	4,500	4,500

New York City Transitional Finance Authority Subordinate Revenue Bonds, Series 1, 5.00%, 11/1/20	5,000	5,108

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 6.0% – continued

Ohio State University Variable Revenue Bonds, Series B, 1.85%, 4/9/20 (1)(3)(10)	$7,000	$7,000

Texas State A&M University Financing System Revenue Bonds, Series A, 4.00%, 5/15/20	3,805	3,818
Total Short-Term Investments
(Cost $98,259)		98,223

Total Investments – 100.2%
(Cost $1,616,697)		1,642,561

Liabilities less Other Assets – (0.2%)		(2,860)
NET ASSETS – 100.0%		$1,639,701

(1)	Maturity date represents the puttable date.
(2)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(3)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2020.
(5)	Zero coupon bond.
(6)	Step coupon bond. Rate as of March 31, 2020 is disclosed.
(7)	Maturity date represents the prerefunded date.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day current yield as of March 31, 2020 is disclosed.
(10)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMT - Alternative Minimum Tax

BAM - Build America Mutual

BANS - Bond Anticipation Notes

BHAC - Berkshire Hathaway Assurance Corporation

CABS - Capital Appreciation Bonds

COPS - Certificates of Participation

CR - Custody Receipt

CWA - Clean Water Act

EDA - Economic Development Authority

FHA - Federal Housing Administration

FNMA - Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HFA - Housing Finance Authority

HUD - Housing and Urban Development

IBC - Insured Bond Certificates

ICE - Intercontinental Exchange

IDA - Industrial Development Authority

LIBOR - London Interbank Offered Rate

MBIA - Municipal Bonds Insurance Association

MFH - Multi-Family Housing

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

S&P - Standard & Poor’s

SFM - Single Family Mortgage

SonyMA - State of New York Mortgage Agency

SRF - Special Revenue Fund

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

TRB - Tax Revenue Bonds

USD - United States Dollar

VA - Veterans Affairs

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX—EXEMPT FUND continued	MARCH 31, 2020

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	15.5%
AA	46.0
A	18.2
A1+ (Short Term)	5.3
A1 (Short Term)	3.5
A2 (Short Term)	0.2
BBB	3.4
Not Rated	1.6
Cash Equivalents	6.3

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	7.4%
General	23.2
General Obligation	11.4
Higher Education	6.4
Medical	6.1
School District	7.0
Short-Term Investments	6.3
Transportation	8.9
Water	11.0
All other sectors less than 5%	12.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$1,440,805	$–	$1,440,805
Investment Companies	103,533	–	–	103,533
Short-Term Investments	–	98,223	–	98,223
Total Investments	$103,533	$1,539,028	$–	$1,642,561

(1)	Classifications as defined in the Schedule of Investments.

TAX-EXEMPT FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED IN COME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2020

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. government securities or U.S. government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond

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NOTES TO THE FINANCIAL STATEMENTS continued

insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2020, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Short-Intermediate Tax-Exempt	Daily	Monthly

Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the NAVs per share of the Funds. At March 31, 2020, the Funds did not record any reclassifications.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2020, the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds utilized

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MARCH 31, 2020

approximately $740,000, $3,520,000, $1,647,000, $3,275,000, $21,440,000, $149,000, and $12,771,000, respectively, in capital loss carryforwards.

For the period from November 1, 2019, through March 31, 2020, the Tax-Exempt Fund incurred net capital losses and/or late year ordinary losses, of $171,000, for which the Fund intends to treat as having been incurred in the following fiscal year.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Arizona Tax-Exempt	$836	$–

High Yield Municipal	4,801	–

At March 31, 2020, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Arizona Tax-Exempt	$57	$2	$–	$4,372

California Intermediate Tax-Exempt	225	6	938	11,570

California Tax-Exempt	96	5	414	8,526

High Yield Municipal	398	6	–	(13,843)

Intermediate Tax-Exempt	1,052	3,925	2,138	54,869

Short-Intermediate Tax-Exempt	65	1,147	5,559	3,503

Tax-Exempt	501	51	–	25,737

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$3,232	$121	$–

California Intermediate Tax-Exempt	12,372	337	94

California Tax-Exempt	5,094	262	1,200

High Yield Municipal	19,706	286	–

Intermediate Tax-Exempt	63,369	13,844	642

Short-Intermediate Tax-Exempt	15,358	4,657	665

Tax-Exempt	36,760	6,670	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$3,318	$117	$–

California Intermediate Tax-Exempt	12,748	310	–

California Tax-Exempt	5,833	226	–

High Yield Municipal	17,564	480	–

Intermediate Tax-Exempt	65,245	3,920	–

Short-Intermediate Tax-Exempt	13,462	658	–

Tax-Exempt	35,605	1,491	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2020, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds

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NOTES TO THE FINANCIAL STATEMENTS continued

Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2020. There were no outstanding loan amounts at March 31, 2020

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Tax-Exempt	0.43%	0.417%	0.404%	0.45%
High Yield Municipal	0.77%	0.747%	0.725%	0.60%
Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Tax-Exempt	0.43%	0.417%	0.404%	0.45%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2020. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

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MARCH 31, 2020

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2020, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2020, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*
Arizona Tax-Exempt	$–		$(1,300)

*	During the fiscal year ended March 31, 2020, the realized gain (loss) associated with these transactions was zero.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$–	$ 94,347	$–	$ 79,365
California Intermediate Tax-Exempt	–	169,734	–	154,032
California Tax-Exempt	–	101,171	–	94,489
High Yield Municipal	–	320,451	–	238,656
Intermediate Tax-Exempt	–	3,389,798	–	3,119,169
Short-Intermediate Tax-Exempt	–	1,050,884	–	1,025,619
Tax-Exempt	–	1,857,501	–	1,495,589

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Arizona Tax-Exempt	$4,997	$(625)	$4,372	$135,364
California Intermediate Tax-Exempt	15,043	(3,474)	11,569	480,465

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
California Tax-Exempt	$9,727	$(1,200)	$8,527	$184,579
High Yield Municipal	9,465	(23,308)	(13,843)	517,975
Intermediate Tax-Exempt	76,480	(21,611)	54,869	2,951,177
Short-Intermediate Tax-Exempt	$7,474	$(3,971)	$3,503	$899,486
Tax-Exempt	41,009	(15,272)	25,737	1,616,824

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	3,414	$37,065	149	$1,607	(2,123)	$(22,811)	1,440	$15,861
California Intermediate Tax-Exempt	8,226	89,217	173	1,871	(9,163)	(99,145)	(764)	(8,057)
California Tax-Exempt	3,184	37,530	239	2,806	(2,352)	(27,533)	1,071	12,803
High Yield Municipal	22,492	199,440	209	1,844	(12,302)	(107,103)	10,399	94,181
Intermediate Tax-Exempt	66,812	717,984	1,295	13,905	(47,750)	(511,497)	20,357	220,392
Short-Intermediate Tax-Exempt	14,979	156,298	527	5,491	(23,345)	(243,234)	(7,839)	(81,445)
Tax-Exempt	62,550	678,388	825	8,929	(20,854)	(225,494)	42,521	461,823

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	3,375	$35,140	156	$1,626	(3,088)	$(32,024)	443	$4,742
California Intermediate Tax-Exempt	15,803	165,588	210	2,198	(16,537)	(172,517)	(524)	(4,731)
California Tax-Exempt	5,691	64,292	222	2,517	(6,288)	(71,032)	(375)	(4,223)
High Yield Municipal	20,367	174,663	211	1,808	(17,136)	(146,534)	3,442	29,937
Intermediate Tax-Exempt	114,298	1,182,134	666	6,898	(135,660)	(1,404,713)	(20,696)	(215,681)
Short-Intermediate Tax-Exempt	37,792	386,380	143	1,460	(34,203)	(349,813)	3,732	38,027
Tax-Exempt	58,943	612,489	561	5,847	(52,119)	(540,923)	7,385	77,413

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
Arizona Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$10,375	$111,166	$115,044	$–	$–	$144	$6,497	6,496,994
California Intermediate Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	36,915	200,027	222,105	–	–	363	14,837	14,836,965

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Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
California Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$11,927	$149,457	$153,343	$–	$–	$233	$8,041	8,041,087
High Yield Municipal	Northern Institutional Funds - U.S. Government Portfolio (Shares)	6,986	287,242	274,219	–	–	304	20,009	20,009,261
Intermediate Tax-Exempt	Northern Institutional Funds—Municipal Portfolio (Shares)	125,000	–	–	–	–	1,626	125,000	125,000,000
	Northern Institutional Funds - U.S. Government Portfolio (Shares)	232,993	1,734,564	1,831,684	–	–	2,897	135,873	135,873,012
	Total	$357,993	$1,734,564	$1,831,684	$–	$–	$4,523	$260,873	260,873,012
Short-Intermediate Tax-Exempt	Northern Institutional Funds—Municipal Portfolio (Shares)	25,000	–	–	–	–	325	25,000	25,000,000
	Northern Institutional Funds - U.S. Government Portfolio (Shares)	14,312	832,618	804,796	–	–	640	42,134	42,133,816
	Total	$39,312	$832,618	$804,796	$–	$–	$965	$67,134	67,133,816
Tax-Exempt	Northern Institutional Funds - U.S. Government Portfolio (Shares)	91,486	1,048,674	1,036,627	–	–	2,510	103,533	103,533,047

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (the “ASU”), which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. The Funds have adopted the ASU. The adoption of the ASU did not have a material impact on the financial statements.

12. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief

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NOTES TO THE FINANCIAL STATEMENTS continued

Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

13. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the seven portfolios constituting the Northern Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

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TAX INFORMATION	MARCH 31, 2020 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2019, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
California Intermediate Tax-Exempt	$0.001971
California Tax-Exempt	0.071562
Intermediate Tax-Exempt	0.002265
Short-Intermediate Tax-Exempt	0.007684

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2020, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 96.38%, California Intermediate Tax-Exempt Fund – 97.35%, California Tax-Exempt Fund – 95.11%, High Yield Municipal Fund – 98.57%, Intermediate Tax-Exempt Fund – 95.65%, Short-Intermediate Tax-Exempt Fund – 96.77% and Tax-Exempt Fund – 93.70%.

LONG-TERM CAPITAL GAIN — The following Funds designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2020:

Amounts in thousands	LONG-TERM CAPITAL GAIN
California Intermediate Tax-Exempt	$938
California Tax-Exempt	414
Intermediate Tax-Exempt	2,138
Short-Intermediate Tax-Exempt	5,559

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LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2020 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 13-14, 2019, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from December 1, 2018 to September 30, 2019 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 - 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 117), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.46%	$1,000.00	$1,003.30	$2.30
Hypothetical	0.46%	$1,000.00	$1,022.70	$2.33

CALIFORNIA INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.45%	$1,000.00	$998.60	$2.25
Hypothetical	0.45%	$1,000.00	$1,022.75	$2.28

CALIFORNIA TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.46%	$1,000.00	$1,001.40	$2.30
Hypothetical	0.46%	$1,000.00	$1,022.70	$2.33

HIGH YIELD MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.60%	$1,000.00	$946.30	$2.92
Hypothetical	0.60%	$1,000.00	$1,022.00	$3.03

INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.45%	$1,000.00	$1,002.40	$2.25
Hypothetical	0.45%	$1,000.00	$1,022.75	$2.28

SHORT-INTERMEDIATE TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.45%	$1,000.00	$1,004.70	$2.26
Hypothetical	0.45%	$1,000.00	$1,022.75	$2.28

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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MARCH 31, 2020 (UNAUDITED)

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.45%	$1,000.00	$1,000.90	$2.25
Hypothetical	0.45%	$1,000.00	$1,022.75	$2.28

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

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MARCH 31, 2020 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company — 29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

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TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

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MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

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INVESTMENT CONSIDERATIONS

AZ TAX-EXEMPT FUND[1,3,4,5,6,7]	INTERMEDIATE TAX-EXEMPT FUND[1,3,6,7]
CA INTERMEDIATE TAX-EXEMPT FUND[1,3,4,5,6,7]	SHORT-INTERMEDIATE TAX-EXEMPT FUND[1,3,6,7]
CA TAX-EXEMPT FUND[1,3,4,5,6,7]	TAX-EXEMPT FUND[1,3,6,7]
HIGH YIELD MUNICIPAL FUND[1,2,3,6,7]

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

2 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

7 Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

TAX-EXEMPT FIXED INCOME FUNDS	130	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	131	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	132	NORTHERN FUNDS ANNUAL REPORT

NORTHERN MONEY MARKET FUNDS

ANNUAL REPORT

MARCH 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

NORTHERN FUNDS

MANAGED BY

NORTHERN TRUST

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

6	STATEMENTS OF ASSETS AND LIABILITIES

7	STATEMENTS OF OPERATIONS

8	STATEMENTS OF CHANGES IN NET ASSETS

9	FINANCIAL HIGHLIGHTS

13	SCHEDULES OF INVESTMENTS

13	MONEY MARKET FUND
Ticker Symbol: NORXX

17	MUNICIPAL MONEY MARKET FUND
Ticker Symbol: NOMXX

23	U.S. GOVERNMENT MONEY MARKET FUND
Ticker Symbol: NOGXX

28	U.S. GOVERNMENT SELECT MONEY MARKET FUND
Ticker Symbol: NOSXX

32	NOTES TO THE FINANCIAL STATEMENTS

40	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

41	TAX AND DISTRIBUTION INFORMATION

42	FUND EXPENSES

43	TRUSTEES AND OFFICERS

47	INVESTMENT CONSIDERATIONS

48	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Money Market Funds. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

The Money Market Fund and the Municipal Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The global financial markets experienced volatility during the 12-month reporting period ended March 31, 2020, prompting the U.S Federal Reserve (the “Fed”) to cut its federal funds target rate from a range of 2.00-2.25% at the beginning of the period to 0.00%-0.25% by March 31, 2020. The Money Market Fund posted a 1.85% return in the same period, compared with the iMoneyNet MFR Average™/First Tier Retail benchmark return of 1.61%.

Softening economic data initially prompted the Fed to reduce the target range in three orderly increments of 0.25% between July and October of 2019. These cuts were enough to restore an upward slope to the money market yield curve after it had inverted for much of 2019. Fears of the COVID-19 pandemic and widespread shutdown of commerce materialized across the globe in early 2020, prompting a sharp repricing of global markets. Higher risk assets tumbled, with many categories suffering their worst performance since the 2008-2009 financial crisis. The Fed reacted to the decline in economic activity of historic proportions, reducing rates by total of 1.5 percentage points in emergency meetings over a two-week span in March 2020. The Fed also committed to purchasing an unlimited amount of U.S. Treasury securities to help restore economic growth.

Given our expectations for rate cuts during the reporting period, we maintained a long duration (higher interest rate sensitivity) relative to the peer group throughout the period. We continued to monitor market pricing closely in search of opportunities to add duration and increase positions in higher quality credits. In addition, we maintained a strong liquidity profile to accommodate any unexpected outflows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

MONEY MARKET FUND		1.85%	1.09%	0.55%	0.75%

IMONEYNET MFR AVERAGETM /FIRST TIER RETAIL		1.61	0.90	0.47	N/A

Fund Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2020. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2020, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 47.

OVERNIGHT (1 BUSINESS DAY)	60.8%
2 - 15 DAYS	5.4
16 - 30 DAYS	3.8
31 - 60 DAYS	9.2
61 - 97 DAYS	8.7
98 - 180 DAYS	10.8
181 - 270 DAYS	0.2
271 - 366 DAYS	1.1

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The municipal market experienced a significant measure of volatility during the 12-month reporting period ended March 31, 2020. While demand for municipal investments was strong throughout most of the period, the onset of COVID-19 prompted a significant reversal in demand by period end.

The Municipal Money Market Fund returned 1.15% during the 12-month period, compared with the iMoneyNet MFR Average™/Tax Free Retail benchmark return of 1.02%. Over the majority of the period, we employed a “barbell” approach to the Fund’s portfolio duration. This strategy ensured that the Fund was well positioned to handle cash volatility, as approximately 90% of portfolio assets were invested in daily or weekly variable rate demand notes. Holdings in these assets enabled us to navigate fluctuations in cash flows throughout the 12-month period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

MUNICIPAL MONEY MARKET FUND		1.15%	0.73%	0.37%	3.18%

IMONEYNET MFR AVERAGETM /TAX FREE RETAIL		1.02	0.57	0.30	N/A

Fund Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2020. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2020, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Fund may be subject to federal alternative minimum tax (“AMT”) and state and local taxes.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 47.

OVERNIGHT (1 BUSINESS DAY)	31.8%
2 - 15 DAYS	50.6
31 - 60 DAYS	3.7
61 - 97 DAYS	11.4
98 - 180 DAYS	2.5

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets were volatile during the 12-month period ended March 31, 2020, with the federal funds target range falling from 2.00%-2.25% at the beginning of the period to 0.00%-0.25% by March 2020. During the same period, the U.S. Government Money Market Fund posted a 1.70% total return, compared with the iMoneyNet MFR Average™/Govt and Agencies Retail benchmark return of 1.39%. Softening economic data in 2019 prompted the U.S. Federal Reserve (the “Fed”) to reduce short-term rates three times between July and October of 2019. These cuts restored an upward slope to the money market yield curve after it had become inverted earlier in 2019. In early 2020, fears of the COVID-19 pandemic and a gradual and widespread shutdown of commerce materialized across the globe, prompting a sharp re-pricing of global markets. Risk assets tumbled, with many market indices suffering their worst performance since the 2008 financial crisis. In response, the Fed took a series of actions of historic proportions, including the trimming of the federal funds rate by 150 basis points. The Fed also committed to purchasing an unlimited volume of U.S. Treasury securities to help boost the economy.

The markets for government securities experienced at least three key developments during the reporting period. First, a confluence of factors, including less ample liquidity in the banking system than previously estimated, prompted interest rates in the overnight repurchase agreement (repo) market to spike meaningfully in mid-September 2019. The Fed responded by injecting liquidity into the system to calm markets. Second, in order to provide additional liquidity, the Fed began purchasing Treasury bills in October 2019, placing downward pressure on yields. Lastly, the normal seasonal decline in Treasury bill issuance in second quarter is likely to change to an increase in 2020 as the Treasury Department looks to finance fiscal stimulus measures via the Treasury bill market.

Given our expectations for rate cuts, the Fund remained long relative to its peer group throughout the period. We will continue to monitor market pricing closely, and selectively add high quality credits and duration, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

U.S. GOVERNMENT MONEY MARKET FUND		1.70%	0.88%	0.44%	0.27%

IMONEYNET MFR AVERAGETM /GOVT AND AGENCIES RETAIL		1.39	0.68	0.35	N/A

Fund Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2020. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2020, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 47.

OVERNIGHT (1 BUSINESS DAY)	46.3%
2 - 15 DAYS	16.9
16 - 30 DAYS	4.0
31 - 60 DAYS	4.8
61 - 97 DAYS	8.7
98 - 180 DAYS	9.3
181 - 270 DAYS	6.6
271 - 366 DAYS	3.0
367 - 397 DAYS	0.4

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets were volatile during the 12-month reporting period ended March 31, 2020, with the federal funds target range falling from 2.00%-2.25% at the beginning of the period to 0.00%-0.25% by March 2020. During the same reporting period, the U.S. Government Select Money Market Fund posted a 1.69% total return, compared with the iMoneyNet MFR Average™/Govt and Agencies Retail benchmark return of 1.39%. Softening economic data in 2019 prompted the U.S. Federal Reserve (the “Fed”) to reduce short-term rates three times between July and October of 2019. These cuts restored an upward slope to the money market yield curve after it had become inverted earlier in 2019. In early 2020, fears of a global coronavirus pandemic and a gradual and widespread shutdown of commerce materialized across the globe, prompting a sharp re-pricing of global markets. Risk assets tumbled, with many market indices suffering their worst performance since the 2008 financial crisis. In response, the Fed took a series of actions of historic proportions, including the trimming of the federal funds rate by 150 basis points. The Fed also committed to purchasing an unlimited volume of U.S. Treasury securities to help boost the economy.

The markets for government securities experienced at least three key developments during the period. First, a confluence of factors, including less ample liquidity in the banking system than previously estimated, prompted interest rates in the overnight repurchase agreement (repo) market to spike meaningfully in mid-September 2019. The Fed responded by injecting liquidity into the system to calm markets. Second, in order to provide additional liquidity, the Fed began purchasing Treasury bills in October 2019, placing downward pressure on yields. Lastly, the normal seasonal decline in Treasury bill issuance in second quarter is likely to change to an increase in 2020 as the Treasury Department looks to finance fiscal stimulus measures via the Treasury bill market.

Given our expectations for rate cuts during the fiscal year, the Fund remained long relative to its peer group throughout the period. We will continue to monitor market pricing closely, and selectively add high quality credits and duration, while maintaining a strong liquidity profile to accommodate any unexpected outflows.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	FUND INCEPTION (12/12/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD

U.S. GOVERNMENT SELECT MONEY MARKET FUND		1.69%	0.88%	0.45%	0.29%

IMONEYNET MFR AVERAGETM /GOVT AND AGENCIES RETAIL		1.39	0.68	0.35	N/A

Fund Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2020. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2020, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 47.

OVERNIGHT (1 BUSINESS DAY)	52.1%
2 - 15 DAYS	6.6
16 - 30 DAYS	6.5
31 - 60 DAYS	5.7
61 - 97 DAYS	7.6
98 - 180 DAYS	11.9
181 - 270 DAYS	6.1
271 - 366 DAYS	3.2
367 - 397 DAYS	0.3

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2020

Amounts in thousands, except per share data	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost, which approximates fair value	$362,394	$206,113	$8,760,514	$2,014,155
Repurchase agreements, at cost, which approximates fair value	82,000	–	8,091,456	1,643,871
Cash	602	9,297	–	–
Interest income receivable	581	982	20,281	4,461
Receivable for securities sold	20,096	–	–	24,997
Receivable for fund shares sold	57	120	121,922	4,691
Receivable from affiliates for expense reimbursements	10	6	34	11
Prepaid and other assets	8	7	12	8
Total Assets	465,748	216,525	16,994,219	3,692,194
LIABILITIES:
Cash overdraft	–	–	21,522	–
Payable for securities purchased	20,096	1,002	330,686	84,975
Payable for fund shares redeemed	–	–	44,583	2,463
Distributions payable to shareholders	556	358	9,099	1,921
Payable to affiliates:
Management fees	28	12	1,033	223
Custody fees	–	2	97	17
Transfer agent fees	9	4	239	51
Trustee fees	2	–	23	19
Accrued other liabilities	51	50	278	82
Total Liabilities	20,742	1,428	407,560	89,751
Net Assets	$445,006	$215,097	$16,586,659	$3,602,443
ANALYSIS OF NET ASSETS:
Capital stock	$445,044	$215,126	$16,586,639	$3,602,445
Distributable earnings	(38)	(29)	20	(2)
Net Assets	$445,006	$215,097	$16,586,659	$3,602,443
Shares Outstanding ($.0001 par value, unlimited authorization)	445,002	215,061	16,586,672	3,602,483
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2020

Amounts in thousands	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$12,659	$5,189	$320,690	$59,934
Income from affiliates (Note 6)	–	–	36	–
Total Investment Income	12,659	5,189	320,726	59,934
EXPENSES:
Management fees	1,919	1,144	51,740	9,755
Custody fees	72	36	1,316	265
Transfer agent fees	59	60	2,755	519
Registration fees	23	22	36	28
Printing fees	26	26	196	50
Professional fees	44	44	268	83
Trustee fees	9	9	162	36
Other	19	23	147	41
Total Expenses	2,171	1,364	56,620	10,777
Less expenses contractually reimbursed by investment adviser	(163)	(136)	(1,495)	(355)
Less custodian credits	(8)	(3)	(15)	(24)
Net Expenses	2,000	1,225	55,110	10,398
Net Investment Income	10,659	3,964	265,616	49,536
NET REALIZED GAINS:
Net realized gains (losses) on:
Investments	8	37	86	22
Net Gains	8	37	86	22
Net Increase in Net Assets Resulting from Operations	$10,667	$4,001	$265,702	$49,558

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2020	2019	2020	2019	2020	2019	2020	2019
OPERATIONS:
Net investment income	$10,659	$10,300	$3,964	$7,587	$265,616	$312,278	$49,536	$64,202
Net realized gains	8	3	37	–	86	261	22	45
Net Increase in Net Assets Resulting from Operations	10,667	10,303	4,001	7,587	265,702	312,539	49,558	64,247
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(163,371)	272,351	(253,066)	(408,768)	(2,626,753)	3,217,513	(188,717)	13,112
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(163,371)	272,351	(253,066)	(408,768)	(2,626,753)	3,217,513	(188,717)	13,112
DISTRIBUTIONS PAID:
Distributable earnings	(10,660)	(10,303)	(3,964)	(7,589)	(265,869)	(312,392)	(49,578)	(64,226)
Total Distributions Paid	(10,660)	(10,303)	(3,964)	(7,589)	(265,869)	(312,392)	(49,578)	(64,226)
Total Increase (Decrease) in Net Assets	(163,364)	272,351	(253,029)	(408,770)	(2,626,920)	3,217,660	(188,737)	13,133
NET ASSETS:
Beginning of year	608,370	336,019	468,126	876,896	19,213,579	15,995,919	3,791,180	3,778,047
End of year	$445,006	$608,370	$215,097	$468,126	$16,586,659	$19,213,579	$3,602,443	$3,791,180

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.02	0.01	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Net increase from payment by affiliate	–	–	–	– (3)	– (4)
Total from Investment Operations	0.02	0.02	0.01	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.02)	(0.01)	– (5)	– (5)
From net realized gains	–	–	–	– (6)	– (6)
Total Distributions Paid	(0.02)	(0.02)	(0.01)	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(7)	1.85%	2.05%	1.10%	0.42%	0.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$445,006	$608,370	$336,019	$164,606	$7,561,742
Ratio to average net assets of:
Expenses, net of reimbursements and credits(8)	0.34%	0.35%	0.29%	0.34%	0.26%
Expenses, before reimbursements and credits	0.37%	0.38%	0.43%	0.37%	0.36%
Net investment income, net of reimbursements and credits(8)	1.84%	2.05%	1.09%	0.22%	0.05%
Net investment income (loss), before reimbursements and credits	1.81%	2.02%	0.95%	0.19%	(0.05)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)

The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $136,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)

The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $8,190,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

(5)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(6)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(7)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(8)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01	0.01	0.01	– (1)	– (1)
Net realized and unrealized gains (losses)	– (2)	–	–	0.01	– (2)
Net increase from payment by affiliate	–	–	–	– (3)	–
Total from Investment Operations	0.01	0.01	0.01	0.01	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	(0.01)	(0.01)	(0.01)	– (4)
From net realized gains	–	–	–	– (5)	– (5)
Total Distributions Paid	(0.01)	(0.01)	(0.01)	(0.01)	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(6)	1.15%	1.16%	0.79%	0.53%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$215,097	$468,126	$876,896	$203,856	$5,660,876
Ratio to average net assets of:
Expenses, net of reimbursements and credits(7)	0.35%	0.35%	0.22%	0.34%	0.09%
Expenses, before reimbursements and credits	0.39%	0.37%	0.38%	0.37%	0.36%
Net investment income, net of reimbursements and credits(7)	1.15%	1.14%	0.81%	0.11%	0.01%
Net investment income (loss), before reimbursements and credits	1.11%	1.12%	0.65%	0.08%	(0.26)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)

The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $91,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.

(4)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(5)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(6)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(7)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.02	0.01	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	0.02	0.02	0.01	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.02)	(0.01)	– (3)	– (3)
Total Distributions Paid	(0.02)	(0.02)	(0.01)	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	1.70%	1.79%	0.78%	0.12%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$16,586,659	$19,213,579	$15,995,919	$16,481,941	$3,359,761
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.35%	0.35%	0.35%	0.22%
Expenses, before reimbursements and credits	0.36%	0.36%	0.36%	0.36%	0.36%
Net investment income, net of reimbursements and credits(5)	1.70%	1.80%	0.77%	0.15%	0.01%
Net investment income (loss), before reimbursements and credits	1.69%	1.79%	0.76%	0.14%	(0.13)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.02	0.01	– (1)	– (1)
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	0.02	0.02	0.01	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.02)	(0.01)	– (3)	– (3)
Total Distributions Paid	(0.02)	(0.02)	(0.01)	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	1.69%	1.79%	0.78%	0.15%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,602,443	$3,791,180	$3,778,047	$3,281,067	$3,887,950
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.35%	0.35%	0.35%	0.20%
Expenses, before reimbursements and credits	0.37%	0.37%	0.37%	0.36%	0.36%
Net investment income, net of reimbursements and credits(5)	1.69%	1.78%	0.80%	0.14%	0.01%
Net investment income (loss), before reimbursements and credits	1.67%	1.76%	0.78%	0.13%	(0.15)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 7.9%

ABS Other – 7.9%

Antalis S.A., 1.86%, 4/8/20 (1)(2)	$1,000	$1,000
1.94%, 6/10/20 (1)(2)	3,000	2,989

Barton Capital S.A., 1.80%, 4/14/20 (2)	2,000	1,999
1.69%, 5/22/20 (2)	1,000	998
1.03%, 6/8/20 (1)(2)	3,000	2,994

Cancara Asset Securities LLC 0.89%, 6/9/20 (2)	4,000	3,993

Concord Minutemen Capital Co. LLC, Class A, 1.93%, 4/3/20 (1)(2)	1,000	1,000

Crown Point Capital Co. LLC, 1.73%, 8/18/20 (1)	4,000	4,000
1.73%, 8/19/20 (1)	1,000	1,000

Kells Funding LLC, 1.66%, 6/15/20 (1)(2)	6,000	5,979
1.32%, 6/23/20 (1)(2)	3,000	2,991

Regency Markets No. 1 LLC, 1.13%, 4/9/20 (2)	3,000	2,999

Sheffield Receivables Corp., 1.01%, 6/9/20 (2)	3,000	2,994
		34,936
Total ABS Commercial Paper
(Cost $34,936)		34,936

CERTIFICATES OF DEPOSIT – 25.2%

Banking – 24.5%

Bank of America N.A., New York Branch, (Floating, ICE LIBOR USD 3M + 0.02%), 1.78%, 5/4/20 (3)	2,000	2,000

Bank of Montreal, Chicago Branch,
(Floating, ICE LIBOR USD 3M + 0.06%), 1.90%, 4/17/20 (4)	2,000	2,000
0.72%, 3/10/21	3,000	3,000

Bank of Montreal, London Branch, 1.70%, 4/6/20	3,000	3,000
1.64%, 7/20/20	3,000	3,000
1.72%, 7/28/20	2,000	2,000

Bank of Nova Scotia, Houston Branch, (Floating, ICE LIBOR USD 3M + 0.13%), 1.84%, 5/13/20 (3)	2,000	2,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 25.2% – continued

Banking – 24.5% – continued
(Floating, ICE LIBOR USD 3M + 0.09%), 1.94%, 5/18/20 (3)	$3,000	$3,000
1.79%, 8/17/20	3,000	3,000

BNP Paribas S.A., New York Branch, 1.92%, 4/23/20	2,000	2,000

Canadian Imperial Bank of Commerce, 2.00%, 9/14/20	4,000	4,000

Commonwealth Bank of Australia, London, 2.65%, 4/30/20	4,000	4,000

Credit Agricole S.A., London Branch, 1.80%, 7/23/20	2,000	2,000
1.76%, 7/31/20	5,000	5,000

Credit Industrial et Commercial, London Branch, 1.85%, 8/20/20	3,000	3,000

Credit Industrial et Commercial, Paris Branch, 2.02%, 5/28/20	5,000	5,000

DZ Bank A.G. Deutsche Zentral-Genossenschaftsbank, New York, 1.80%, 7/21/20	3,000	3,000
1.79%, 7/23/20	3,000	3,000

DZ Bank A.G., London, 0.94%, 9/9/20	3,000	3,000

KBC Bank N.V., Brussels Branch, 1.70%, 5/4/20	4,000	4,000

Kookmin Bank, New York, 1.83%, 4/9/20	1,000	1,000

La Banque Postale 1.83%, 5/11/20	4,000	4,000
1.70%, 6/15/20	1,000	1,000

Mitsubishi UFJ Trust & Banking Corp., 1.79%, 4/29/20	1,000	1,000
1.76%, 5/15/20	1,000	1,000
1.69%, 5/21/20	1,000	1,000
1.64%, 6/2/20	1,000	1,000

MUFG Bank Ltd. 1.81%, 4/14/20	3,000	3,000

Natixis S.A., New York Branch, 1.72%, 6/3/20	3,000	3,000

Nordea Bank AB, New York Branch, 0.92%, 9/4/20	3,000	3,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 25.2% – continued

Banking – 24.5% – continued

Oversea-Chinese Banking Corp. Ltd., 1.88%, 5/4/20	$3,000	$3,000

Shizuoka Bank Ltd., New York Branch, 0.93%, 4/8/20	1,000	1,000

Societe Generale, London Branch, 1.80%, 7/17/20	1,000	1,000

Sumitomo Mitsui Trust Bank Ltd., London, 1.61%, 5/28/20	2,000	2,000
1.57%, 6/1/20	2,000	2,000

Svenska Handelsbanken AB, New York Branch, 1.92%, 12/23/20	1,000	1,000

Toronto Dominion Bank, London Branch, (Floating, ICE LIBOR USD 3M + 0.05%), 1.66%, 5/26/20 (3)	2,000	2,000
1.64%, 5/27/20	2,000	2,000
1.70%, 8/7/20	3,000	3,000

Toronto Dominion Bank, New York Branch, 1.89%, 4/3/20	3,000	3,000
(Floating, ICE LIBOR USD 1M + 0.25%), 1.63%, 4/6/20 (3)	3,000	3,000
1.87%, 4/27/20	2,000	2,000

Westpac Banking Corp, New York Branch, (Floating, ICE LIBOR USD 3M + 0.03%), 1.72%, 5/19/20 (3)	2,000	2,000
(Floating, ICE LIBOR USD 3M + 0.15%), 1.15%, 6/8/20 (3)	2,000	2,000
		109,000

Foreign Agencies – 0.7%

Korea Development Bank, London Branch, 1.76%, 7/29/20	2,000	2,000
1.72%, 8/6/20	1,000	1,000
		3,000
Total Certificates Of Deposit
(Cost $112,000)		112,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 5.7%

Banking – 4.8%

DBS Bank Ltd., 0.96%, 9/1/20 (2)	$2,000	$1,992

Nationwide Building Society 1.58%, 4/2/20 (2)	2,000	2,000

Natixis S.A., New York Branch, 1.62%, 6/24/20 (2)	2,000	1,993

Oversea-Chinese Banking Corp. Ltd., 1.96%, 4/17/20 (2)	2,000	1,998
(Floating, ICE LIBOR USD 3M + 0.11%), 1.85%, 5/7/20 (1)(3)	4,000	4,000
1.00%, 6/8/20 (2)	4,500	4,491

Oversea-Chinese Banking Corp., (Floating, ICE LIBOR USD 3M + 0.07%), 1.86%, 4/27/20 (1)(4)	3,000	3,000

Royal Bank of Canada, 0.71%, 3/9/21 (2)	2,000	1,987
		21,461

Brokerage – 0.2%

JPMorgan Securities LLC, (Floating, ICE LIBOR USD 3M + 0.16%), 1.97%, 4/23/20 (1)(3)	1,000	1,000

Foreign Agencies – 0.2%

Export Development Canada, 1.53%, 6/2/20 (2)	1,000	997

School – 0.5%

Yale University 1.17%, 4/1/20 (2)	2,000	2,000
Total Commercial Paper
(Cost $25,458)		25,458

CORPORATE NOTES/BONDS – 0.9%

Banking – 0.9%

Credit Agricole CIB, New York, (Floating, ICE LIBOR USD 3M + 0.39%), 2.12%, 5/11/20 (4)	3,000	3,001

Wells Fargo Bank N.A., (Floating, ICE LIBOR USD 1M + 0.35%), 1.37%, 4/6/20 (3)	1,000	1,000
		4,001
Total Corporate Notes/Bonds
(Cost $4,001)		4,001

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 40.0%

Banking – 40.0%

Australia and New Zealand Banking Group, 0.03%, 4/1/20	$18,000	$18,000
0.06%, 4/1/20	3,000	3,000

Bank of Nova Scotia, Toronto Branch, 0.08%, 4/1/20	12,000	12,000

Barclays Bank PLC, London Branch, 0.30%, 4/1/20	12,000	12,000

Commonwealth Bank of Australia, London, 0.03%, 4/1/20	17,000	17,000

Credit Industrial et Commercial, Paris Branch, 0.06%, 4/1/20	13,000	13,000

Credit Suisse A.G., Cayman Islands Branch, 0.08%, 4/1/20	15,000	15,000

DNB Bank ASA, New York Branch, 0.03%, 4/1/20	22,000	22,000

KBC Bank N.V., New York Branch, 0.04%, 4/1/20	16,000	16,000

Mizuho Bank Ltd., New York Branch, 0.05%, 4/1/20	21,000	21,000

Societe Generale, Cayman Branch, 0.06%, 4/1/20	9,000	9,000

Svenska Handelsbanken AB, New York Branch, 0.01%, 4/1/20	8,000	8,000
0.03%, 4/1/20	12,000	12,000
		178,000
Total Eurodollar Time Deposits
(Cost $178,000)		178,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 1.8%

U.S. Treasury Floating Rate Notes – 1.8%
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 0.13%, 4/1/20 (3)	$3,000	$3,000
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.31%, 4/1/20 (3)	5,000	4,999
		7,999
Total U.S. Government Obligations
(Cost $7,999)		7,999

Investments, at Amortized Cost
($362,394)		362,394

REPURCHASE AGREEMENTS – 18.4% (5)

Repurchase Agreements – 18.4%

Citigroup Global Markets, Inc., dated 3/31/20, repurchase price $14,000, 0.02%, 4/1/20	14,000	14,000

Fixed Income Clearing Co., dated 3/31/20, repurchase price $5,000, 0.01%, 4/1/20	5,000	5,000

HSBC Securities (USA), Inc., dated 3/31/20, repurchase price $5,000, 0.18%, 4/1/20	5,000	5,000

JPMorgan Securities LLC, dated 3/31/20, repurchase price $3,000, 0.23%, 4/7/20	3,000	3,000

JPMorgan Securities LLC, dated 3/31/20, repurchase price $55,000, 0.02%, 4/1/20	55,000	55,000
		82,000
Total Repurchase Agreements
(Cost $82,000)		82,000

Total Investments – 99.9%
(Cost $444,394)		444,394

Other Assets less Liabilities – 0.1%		612
NET ASSETS – 100.0%		$445,006

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued	MARCH 31, 2020

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2020 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

Corporate Bonds	$8,561	2.02% – 4.63%	8/16/24 – 10/15/46

FHLMC	$47,086	2.00% – 7.00%	5/1/23 – 11/1/49

FNMA	$8,953	3.50% – 5.00%	7/1/23 – 3/1/50

GNMA	$611	5.00%	3/20/50

U.S. Treasury Bonds	$5	3.38%	5/15/44

U.S. Treasury Notes	$19,378	1.13% – 2.88%	2/15/22 – 2/28/22
Total	$84,594

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

ABS - Asset-Backed Securities

CIB - Corporate and Investment Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MMY - Money Market Yield

PLC - Public Limited Company

USD - United States Dollar

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2020:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund (1)	$–	$444,394	$–	$444,394

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND	MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8%

Arizona – 0.5%

Arizona State School District COPS TANS, 2.00%, 7/28/20	$1,000	$1,003

California – 1.9%

Irvine Improvement Bond Act 1915 Assessment District No. 87-8 Special Assessment Adjustable Bonds, (State Street B&T Co. LOC), 0.60%, 4/1/20 (1)(2)	2,879	2,879

Irvine Improvement Bond Act 1915 Assessment District No. 94-13 Special Assessment Adjustable Bonds, (State Street B&T Co. LOC), 0.60%, 4/1/20 (1)(2)	1,000	1,000

Los Angeles Department of Water & Power System Variable Revenue Refunding Bonds, Subseries A-6, 0.67%, 4/1/20 (1)(2)	200	200
		4,079

Colorado – 3.4%

Colorado State Educational & Cultural Facilities Authority Adjustable Revenue Bonds, Bethany Lutheran School Project (U.S. Bank N.A. LOC), 4.71%, 4/8/20 (1)(2)	1,605	1,605

Colorado State Educational Loan Program TRANS, Series A, 3.00%, 6/29/20	4,000	4,017

Colorado State General Fund TRANS, 5.00%, 6/26/20	1,600	1,614
		7,236

Florida – 15.3%

Florida State Housing Finance Corp. MFH Mortgage Variable Revenue Bonds, Series K-1, Autumn Place Apartments (Suntrust Bank LOC), 5.27%, 4/8/20 (1)(2)	4,995	4,995

Florida State Housing Finance Corp. MFH Mortgage Variable Revenue Bonds, Series L, Hudson Ridge Apartments (JPMorgan Chase Bank N.A. LOC), 5.30%, 4/8/20 (1)(2)	1,000	1,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

Florida – 15.3% – continued

Florida State Housing Finance Corp. MFH Revenue Refunding Mortgage Bonds, Cypress Lake Apartment M-1, 5.25%, 4/8/20 (1)(2)	$500	$500

Highlands County Health Facilities Authority Variable Revenue Bonds, Series A, Hospital Adventist Health System, 3.70%, 4/8/20 (1)(2)	8,000	8,000

Jacksonville Health Care Facilities Variable Revenue Refunding Bonds, Baptist Health, 3.70%, 4/8/20 (1)(2)	3,000	3,000

Miami-Dade County Special Obligation Juvenile Courthouse Revenue Bonds, Series B (AMBAC Insured) (TD Bank N.A. LOC), 4.50%, 4/8/20 (1)(2)	9,500	9,500

Pinellas County School District TRANS, 2.25%, 6/30/20	6,000	6,016
		33,011

Georgia – 1.2%

Savannah EDA Exempt Facility Variable Revenue Bonds (AMT), Consolidated Utilities Project (Branch Banking & Trust Co. LOC), 5.25%, 4/8/20 (1)(2)	2,630	2,630

Idaho – 1.2%

Idaho State G.O. Unlimited TANS, 3.00%, 6/30/20	2,500	2,510

Illinois – 11.2%

Aurora Variable Revenue Bonds, Counseling Center Fox Valley Project (BMO Harris Bank N.A. LOC), 4.00%, 4/8/20 (1)(2)	1,210	1,210

Illinois State Development Finance Authority Variable Convertible Revenue Bonds, Series B, Evanston Northwestern, 0.85%, 4/1/20 (1)(2)	1,800	1,800

Illinois State Development Finance Authority Variable Revenue Bonds, St. Ignatius College Project (PNC Bank N.A. LOC), 4.00%, 4/8/20 (1)(2)	2,850	2,850

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

Illinois – 11.2% – continued

Illinois State Finance Authority Adjustable Revenue Bonds, North Western University, 5.00%, 4/8/20 (1)(2)	$130	$130

Illinois State Finance Authority Variable Revenue Bonds, Northwestern Memorial Hospital University, 1.10%, 4/1/20 (1)(2)	150	150

Illinois State Finance Authority Variable Revenue Bonds, Series A, McKinley Foundation Project (Keybank N.A. LOC), 4.00%, 4/8/20 (1)(2)	6,645	6,645

Illinois State Finance Authority Variable Revenue Bonds, Series B, University of Chicago Medical Center (Wells Fargo Bank N.A. LOC), 0.75%, 4/1/20 (1)(2)	400	400

Illinois State Finance Authority Variable Revenue Bonds, Series D-2, University of Chicago Medical (PNC Bank N.A. LOC), 1.00%, 4/1/20 (1)(2)	1,500	1,500

Illinois State Finance Authority Variable Revenue Bonds, University Chicago Medical-E-2 (Wells Fargo Bank N.A. LOC), 0.85%, 4/1/20 (1)(2)	200	200

Illinois State Health Facilities Authority Variable Revenue Refunding Bonds, Evanston Hospital Corp., 4.85%, 4/8/20 (1)(2)	2,800	2,800

Tender Option Bond Trust Receipts/Certificates Various States Floaters Revenue Bonds, Series 2018-XF253, 5.00%, 4/8/20 (1)(2)(3)	6,400	6,400
		24,085

Indiana – 1.1%

Indiana State Finance Authority Health System Variable Revenue Refunding Bonds, Series J, Sisters of St. Francis (Barclays Bank PLC LOC), 0.85%, 4/1/20 (1)(2)	1,400	1,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

Indiana – 1.1% – continued

Indianapolis Economic Development Variable Revenue Refunding Bonds, Brookhaven County (U.S. Bank N.A. LOC), 0.78%, 4/1/20 (1)(2)	$1,000	$1,000
		2,400

Iowa – 4.0%

Iowa State Finance Authority Educational Facilities Variable Revenue Bonds, Holy Family Catholic Schools (U.S. Bank N.A. LOC), 0.70%, 4/1/20 (1)(2)	3,850	3,850

Iowa State Finance Authority Variable Revenue Bonds, Wesley Retirement Services (Bank of America N.A. LOC), 4.71%, 4/8/20 (1)(2)	680	680

Iowa State Higher Education Loan Authority Private College Facilities Variable Revenue Bonds, Loras College Project (Bank of America N.A. LOC), 0.75%, 4/1/20 (1)(2)	400	400

Tender Option Bond Trust Receipts/Certificates Floater Revenue Bonds, Series 2017-XM0492, 5.00%, 4/8/20 (1)(2)(3)	3,750	3,750
		8,680

Kansas – 0.2%

University of Kansas Hospital Authority Health Facilities Variable Revenue Bonds, KU Health System (U.S. Bank N.A. LOC), 0.70%, 4/1/20 (1)(2)	375	375

Kentucky – 0.5%

Lexington-Fayette Urban County Government Variable Revenue Refunding Bonds, Eastland Parkway (Traditional Bank Inc., LOC), 5.50%, 4/8/20 (1)(2)	1,010	1,010

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

Maryland – 1.6%

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Odenton Christian School (PNC Bank N.A. LOC), 4.71%, 4/8/20 (1)(2)	$3,535	$3,535

Massachusetts – 3.3%

Massachusetts State Development Finance Agency Mass Credit Revenue Bonds, Series A, Wilber School Apartments (Bank of America N.A. LOC), 4.85%, 4/8/20 (1)(2)	500	500

Massachusetts State G.O. Limited RANS Series B, 4.00%, 5/21/20	6,500	6,525
		7,025

Michigan – 1.4%

Michigan State Finance Authority Revenue Notes, Series A-1 (State Aid Withholding), 4.00%, 8/20/20	1,000	1,010

Michigan State Finance Authority Revenue Notes, Series A-2 (State Aid Withholding) (JPMorgan Chase N.A. LOC), 2.00%, 8/20/20	1,000	1,003

University of Michigan General Variable Revenue Bonds, Series D-1, 0.55%, 4/1/20 (1)(2)	1,000	1,000
		3,013

Minnesota – 5.7%

City of Eden Prairie Minnesota MFH Variable Revenue Refunding Bonds, Eden Glen Apartments Project (Bridgewater Bank LOC), 6.00%, 4/8/20 (1)(2)	1,065	1,065

Minnesota State Higher Education Facilities Authority Variable Revenue Bonds, Series 6Q, Concordia University, St. Paul (U.S. Bank N.A. LOC), 1.10%, 4/1/20 (1)(2)	2,600	2,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

Minnesota – 5.7% – continued

Minnetonka MFH Variable Revenue Bonds, Tonka Creek Project (Bridgewater Bank LOC), 6.00%, 4/8/20 (1)(2)	$3,295	$3,295

Owatonna City Housing Variable Revenue Refunding Bonds, Series A, Second Century Project (Bridgewater Bank LOC), 6.00%, 4/8/20 (1)(2)	1,805	1,805

Saint Louis Park MFH Variable Revenue Bonds, Shoreham Project (Bridgewater Bank LOC), 6.00%, 4/8/20 (1)(2)	3,410	3,410
		12,175

Mississippi – 1.4%

Mississippi State Business Finance Commission Gulf Opportunity Zone Variable Revenue Bonds, Series A, Chevron U.S.A., Inc., 0.65%, 4/1/20 (1)(2)	3,000	3,000

Missouri – 2.4%

Bridgeton IDA Variable Revenue Bonds, Stolze Printing Project (Carrollton Bank LOC), 5.31%, 4/8/20 (1)(2)	100	100

Platte County IDA Adjustable Revenue Refunding Bonds, Housing Wexford Project (FHLMC LOC), 6.00%, 4/8/20 (1)(2)	205	205

Saint Charles County IDA Variable Revenue Refunding Bonds, Casalon Apartments Project (FNMA Insured), 5.25%, 4/8/20 (1)(2)	4,910	4,910
		5,215

New Jersey – 2.3%

New Jersey State Health Care Facilities Financing Authority Variable Revenue Bonds, Virtua Health (Wells Fargo Bank N.A. LOC), 3.39%, 4/8/20 (1)(2)	5,000	5,000

New York – 0.6%

New York City Transitional Finance Authority Future Tax Secured Adjustable Subordinate Revenue Bonds, Series E-4, 0.75%, 4/1/20 (1)(2)	1,200	1,200

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

North Carolina – 0.6%

Raleigh Comb Enterprise System Variable Revenue Bonds, Series B, 4.95%, 4/8/20 (1)(2)	$1,200	$1,200

Ohio – 1.0%

Ohio State Higher Educational Facilities Commission Revenue Bonds, Cleveland Clinic Health System Obligation, 0.75%, 4/1/20 (1)(2)	1,195	1,195

Ross County Hospital Adjustable Revenue Bonds, Adena Health System (PNC Bank N.A. LOC), 4.75%, 4/8/20 (1)(2)	990	990
		2,185

Oregon – 0.1%

Oregon State Facilities Authority Variable Revenue Bonds, Series A, Quatama Crossing Housing (FNMA LOC), 5.20%, 4/8/20 (1)(2)	300	300

Pennsylvania – 6.3%

Lancaster County Hospital Authority Senior Living Facilities Variable Revenue Bonds, Quarryville Presbyterian (Manufacturers & Traders LOC), 4.75%, 4/8/20 (1)(2)	8,540	8,540

RBC Municipal Products, Inc., Trust Revenue Bonds, Series E-101, Floater Certificates (Royal Bank of Canada LOC), 4.76%, 4/8/20 (1)(2)	5,000	5,000
		13,540

Rhode Island – 1.0%

Rhode Island State Health & Educational Building Corp. Higher Educational Facilities Variable Revenue Refunding Bonds, Bryant University (TD Bank N.A. LOC), 5.25%, 4/8/20 (1)(2)	2,120	2,120

South Carolina – 2.0%

Greenville County School District G.O. Limited Notes, Series C (SCSDE Insured), 4.00%, 6/1/20	2,900	2,913

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

South Carolina – 2.0% – continued

South Carolina Jobs-EDA Economic Development Hospital Variable Revenue Bonds, Prisma Health Obligation Group (U.S. Bank N.A. LOC), 1.10%, 4/1/20 (1)(2)	$1,500	$1,500
		4,413

South Dakota – 1.2%

South Dakota State Housing Development Authority MFH Variable Revenue Bonds, Country Meadows Apartments Project, 4.75%, 4/8/20 (1)(2)	2,500	2,500

Tennessee – 1.7%

Clarksville Public Building Authority Adjustable Revenue Bonds, Pooled Financing-Tennessee Bond Fund (Bank of America N.A. LOC), 0.97%, 4/1/20 (1)(2)	3,715	3,715

Texas – 17.6%

Bexar County HFA Variable Revenue Refunding Bonds, Altamonte Apartments Project (FNMA LOC), 5.50%, 4/8/20 (1)(2)	3,000	3,000

City of Austin Bonds, 1.18%, 6/2/20	3,000	3,000

Gulf Coast IDA Variable Revenue Bonds, Exxon Mobil Project, 0.65%, 4/1/20 (1)(2)	4,730	4,730

Harris County Hospital District Variable Revenue Refunding Bonds, Senior Lien (JPMorgan Chase Bank N.A. LOC), 4.95%, 4/8/20 (1)(2)	3,990	3,990

Houston Revenue TRANS, 3.00%, 6/26/20	3,000	3,013

JP Morgan Chase Putters/Drivers Various States Revenue Bonds, Series 5018, For Harris (JPMorgan Chase Bank N.A. LOC), 1.00%, 4/1/20 (1)(2)(3)	2,000	2,000

Mesquite Independent School District Variable G.O. Unlimited Bonds, Series A (PSF, Gtd.), 6.27%, 4/8/20 (1)(2)	2,160	2,160

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

Texas – 17.6% – continued

Northwest Independent School District Variable G.O. Unlimited Bonds (PSF, Gtd.), 6.26%, 4/8/20 (1)(2)	$500	$500

Port of Arthur Navigation District Industrial Development Corp. Variable Revenue Bonds, Total Petrochemicals, 7.05%, 4/8/20 (1)(2)	3,600	3,600

RIB Floater Trust Revenue Bonds, Series 2019-10, Floater Certificates (Barclays Bank PLC LOC), 2.14%, 4/8/20 (1)(2)(3)	5,000	5,000

San Antonio Texas Bonds, 0.89%, 9/8/20	2,000	2,000

Tarrant County Cultural Education Facilities Finance Corp. Hospital Variable Revenue Refunding Bonds, Methodist Hospitals Dallas (TD Bank N.A. LOC), 0.81%, 4/1/20 (1)(2)	1,300	1,300

Tarrant County Cultural Educational Facilities Finance Corp. Hospital Variable Revenue Bonds, Series A-R, Methodist Hospitals Dallas (TD Bank N.A. LOC), 0.65%, 4/1/20 (1)(2)	2,400	2,400

Texas State Department of Housing & Community Affairs MFH Variable Revenue Bonds, Costa Mariposa Apartments, 5.31%, 4/8/20 (1)(2)	170	170

University of Texas System Bonds, 1.29%, 5/26/20	1,000	1,000
		37,863

Washington – 2.2%

Washington State Higher Education Facilities Authority Variable Revenue Bonds, Whitman College Project, 5.25%, 4/8/20 (1)(2)	2,915	2,915

Washington State Housing Finance Commission Variable Revenue Bonds, Draw Down Redmond Ridge Apartments (FHLB LOC), 3.25%, 4/8/20 (1)(2)	1,800	1,800
		4,715

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 95.8% – continued

West Virginia – 0.6%

West Virginia State Hospital Finance Authority Variable Revenue Refunding & Improvement Bonds, Series A, Cabell Hospital (Branch Banking & Trust LOC), 5.02%, 4/8/20 (1)(2)	$1,380	$1,380

Municipal States Pooled Securities – 2.3%

Blackrock Muniyield Quality Fund III, Inc., Variable Tax-Exempt Preferreds Bonds (AMT), 5.21%, 4/8/20 (1)(2)(3)	5,000	5,000
Total Municipal Investments
(Cost $206,113)		206,113

Total Investments – 95.8%
(Cost $206,113)		206,113

Other Assets less Liabilities – 4.2%		8,984
NET ASSETS – 100.0%		$215,097

(1)

Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

(2)

Variable rate security. Rate as of March 31, 2020 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.

(3)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

COPS - Certificates of Participation

EDA - Economic Development Authority

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O. - General Obligation

Gtd. - Guaranteed

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2020

HFA - Housing Finance Authority

IDA - Industrial Development Authority

LOC - Letter of Credit

MFH - Multi-Family Housing

PLC - Public Limited Company

PSF - Permanent School Fund

RANS - Revenue Anticipation Notes

RIB - Residual Interest Bond

SCSDE - South Carolina State Department of Education

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Anticipation Notes

Percentages shown are based on Net Assets.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
City	5.4%
Hospital	20.7
Housing	13.9
Miscellaneous Revenues	7.9
School	11.9
State	10.8
University	10.7
All other sectors less than 5%	18.7
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2020:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund (1)	$–	$206,113	$–	$206,113

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 37.1% (1)

Federal Farm Credit Bank – 6.4%

FFCB Discount Notes, 2.04%, 4/7/20 (2)	$15,000	$14,995
2.06%, 4/22/20(2)	20,000	19,976
2.09%, 6/2/20 (2)	20,000	19,929
1.91%, 7/22/20 (2)	20,000	19,883
1.91%, 8/10/20 (2)	25,000	24,829
1.90%, 9/1/20 (2)	15,000	14,881
1.89%, 9/15/20 (2)	35,000	34,696
1.62%, 9/23/20 (2)	50,000	49,611
1.63%, 10/26/20 (2)	20,000	19,814
1.62%, 11/3/20 (2)	15,000	14,856
1.62%, 11/4/20 (2)	20,000	19,807
1.63%, 11/10/20 (2)	57,000	56,432
1.63%, 11/17/20 (2)	34,000	33,650

FFCB Notes,
(Floating, U.S. SOFR + 0.07%), 0.08%, 4/1/20 (3)	20,000	20,000
(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/20 (3)	19,000	19,000
(Floating, U.S. SOFR + 0.14%), 0.15%, 4/1/20 (3)	30,000	30,000
(Floating, U.S. Federal Funds + 0.10%), 0.19%, 4/1/20 (3)	160,000	159,963
(Floating, U.S. SOFR + 0.18%), 0.19%, 4/1/20 (3)	15,000	15,000
(Floating, U.S. SOFR + 0.19%), 0.20%, 4/1/20 (3)	35,000	35,000
(Floating, U.S. Federal Funds + 0.15%), 0.24%, 4/1/20 (3)	20,000	20,000
(Floating, U.S. Federal Funds + 0.22%), 0.31%, 4/1/20 (3)	65,000	64,992
(Floating, ICE LIBOR USD 3M - 0.14%), 1.77%, 4/1/20 (3)	75,000	75,000
(Floating, ICE LIBOR USD 1M - 0.05%), 0.97%, 4/6/20 (3)	55,000	55,000
(Floating, ICE LIBOR USD 1M + 0.09%), 1.45%, 4/6/20 (3)	55,000	55,000
(Floating, ICE LIBOR USD 1M + 0.00%), 0.71%, 4/14/20 (4)	65,000	65,000
(Floating, ICE LIBOR USD 1M + 0.08%), 1.02%, 4/30/20 (3)	45,000	44,999
(Floating, ICE LIBOR USD 3M - 0.14%), 1.57%, 5/13/20 (4)	60,000	60,000
		1,062,313

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 37.1% (1) – continued

Federal Home Loan Bank – 27.4%

FHLB Bonds, 1.69%, 4/17/20	$95,000	$94,999
2.63%, 5/28/20	40,000	40,026
1.59%, 6/17/20	190,000	189,990
1.59%, 6/23/20	55,000	54,995
1.63%, 7/6/20	100,000	100,000
1.63%, 10/28/20	36,500	36,512

FHLB Discount Notes, 1.57%, 4/7/20 (2)	150,000	149,961
1.58%, 4/9/20 (2)	185,000	184,935
1.67%, 4/22/20 (2)	36,000	35,965
1.20%, 5/28/20 (2)	240,000	239,540
1.61%, 6/2/20 (2)	95,000	94,738
1.59%, 6/12/20 (2)	50,000	49,842
1.51%, 6/25/20 (2)	165,000	164,414
1.51%, 7/1/20 (2)	150,000	149,431
0.09%, 7/13/20 (2)	85,000	84,978
1.39%, 7/16/20 (2)	145,000	144,411
0.09%, 7/17/20 (2)	145,000	144,933
0.43%, 9/4/20 (2)	110,000	109,790
0.49%, 9/9/20 (2)	70,000	69,844
0.43%, 9/11/20 (2)	200,000	199,602
0.15%, 10/1/20 (2)	35,000	34,973
0.58%, 12/7/20 (2)	130,000	129,476
0.35%, 12/29/20 (2)	100,000	99,736
0.45%, 3/8/21 (2)	41,000	40,825

FHLB Notes,
(Floating, U.S. SOFR + 0.02%), 0.03%, 4/1/20 (3)	125,000	125,000
(Floating, U.S. SOFR + 0.03%), 0.04%, 4/1/20 (3)	125,000	125,000
(Floating, U.S. SOFR + 0.06%), 0.07%, 4/1/20 (3)	45,000	45,000
(Floating, U.S. SOFR + 0.07%), 0.08%, 4/1/20 (3)	35,000	35,000
(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/20 (3)	160,000	160,000
(Floating, U.S. SOFR + 0.10%), 0.11%, 4/1/20 (3)	30,000	30,000
(Floating, U.S. SOFR + 0.15%), 0.16%, 4/1/20 (3)	70,000	70,000
(Floating, ICE LIBOR USD 3M - 0.21%), 1.69%, 4/6/20 (3)	100,000	100,000
(Floating, ICE LIBOR USD 3M - 0.17%), 1.73%, 4/6/20 (3)	25,000	25,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 37.1% (1) – continued

Federal Home Loan Bank – 27.4% – continued
(Floating, ICE LIBOR USD 3M - 0.17%), 1.70%, 4/8/20 (3)	$100,000	$100,000
(Floating, ICE LIBOR USD 3M - 0.17%), 1.71%, 4/9/20 (3)	100,000	100,000
(Floating, ICE LIBOR USD 1M - 0.08%), 0.68%, 4/20/20 (3)	150,000	150,000
(Floating, ICE LIBOR USD 3M - 0.18%), 1.62%, 4/28/20 (3)	225,000	225,000
(Floating, ICE LIBOR USD 3M - 0.14%), 1.63%, 5/4/20 (3)	130,000	130,000
(Floating, ICE LIBOR USD 3M - 0.19%), 1.50%, 5/15/20 (4)	120,000	120,059
(Floating, ICE LIBOR USD 3M - 0.21%), 1.49%, 5/18/20 (4)	150,000	150,000
(Floating, ICE LIBOR USD 3M - 0.21%), 1.01%, 6/25/20 (4)	205,000	205,000
		4,538,975

Federal Home Loan Mortgage Corporation – 3.2%

FHLMC Bonds, 1.38%, 5/1/20	60,000	59,959
2.38%, 2/16/21	45,000	45,473

FHLMC Discount Notes, 0.67%, 7/17/20 (2)	300,000	299,394

FHLMC Notes,
(Floating, U.S. SOFR + 0.05%), 0.06%, 4/1/20 (3)	40,000	40,000
(Floating, U.S. SOFR + 0.14%), 0.15%, 4/1/20 (3)	90,000	90,000
		534,826

Federal National Mortgage Association – 0.1%

FNMA Notes, (Floating, U.S. SOFR + 0.10%), 0.11%, 4/1/20 (3)	25,000	25,000
Total U.S. Government Agencies
(Cost $6,161,114)		6,161,114

U.S. GOVERNMENT OBLIGATIONS – 15.7%

U.S. Treasury Bills – 2.1%
0.10%, 4/2/20 (2)	100,000	99,950
0.08%, 7/2/20 (2)	200,000	199,957
1.82%, 8/13/20 (2)	50,000	49,665
		349,572

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 15.7% – continued

U.S. Treasury Bonds – 0.6%
1.63%, 6/30/20	$55,000	$54,933
2.63%, 8/15/20	45,000	45,137
		100,070

U.S. Treasury Floating Rate Notes – 3.5%
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 0.13%, 4/1/20 (3)	100,000	99,997
(Floating, U.S. Treasury 3M Bill MMY + 0.12%), 0.20%, 4/1/20 (3)	70,000	69,942
(Floating, U.S. Treasury 3M Bill MMY + 0.15%), 0.24%, 4/1/20 (3)	75,000	74,967
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.31%, 4/1/20 (3)	245,000	244,950
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 0.43%, 4/1/20 (3)	85,000	85,064
		574,920

U.S. Treasury Notes – 9.5%
2.25%, 3/31/21	100,000	101,977

U.S. Treasury Notes, 2.38%, 4/30/20	100,000	100,026
2.50%, 5/31/20	170,000	170,170
1.63%, 7/31/20	65,000	64,967
2.63%, 7/31/20	145,000	145,398
1.38%, 8/31/20	55,000	54,901
2.75%, 9/30/20	50,000	50,208
1.63%, 10/15/20	35,000	34,999
1.38%, 10/31/20	80,000	79,871
2.88%, 10/31/20	240,000	241,690
1.63%, 11/30/20	65,000	64,976
2.75%, 11/30/20	155,000	156,112
1.88%, 12/15/20	30,000	30,052
2.13%, 1/31/21	40,000	40,639
2.50%, 1/31/21	70,000	70,647

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 15.7% – continued

U.S. Treasury Notes – 9.5% – continued
2.25%, 2/15/21	$100,000	$101,776
2.38%, 4/15/21	65,000	66,429
		1,574,838
Total U.S. Government Obligations
(Cost $2,599,400)		2,599,400

Investments, at Amortized Cost
($8,760,514)		8,760,514

REPURCHASE AGREEMENTS – 48.8%

Joint Repurchase Agreements – 0.4% (5)(6)

Bank of America Securities, Inc., dated 3/31/20, repurchase price $32,065, 1.32%, 4/7/20	32,057	32,057

Societe Generale, New York Branch, dated 3/31/20, repurchase price $32,056, 0.01%, 4/7/20	32,056	32,056
		64,113

Repurchase Agreements – 48.4% (7)

Bank of America N.A., dated 3/31/20, repurchase price $470,000, 0.01%, 4/1/20	470,000	470,000

Bank of Nova Scotia, dated 3/31/20, repurchase price $600,000, 0.02%, 4/1/20	600,000	600,000

Barclays Bank PLC, dated 3/24/20, repurchase price $50,003, 0.13%, 4/7/20	50,000	50,000

BNP Paribas S.A., dated 3/10/20, repurchase price $400,233, 0.70%, 4/9/20	400,000	400,000

BNY Mellon Capital Markets LLC, dated 3/31/20, repurchase price $900,000, 0.01%, 4/1/20	900,000	900,000

Citigroup Global Markets, Inc., dated 3/31/20, repurchase price $37,343, 0.01%, 4/1/20	37,343	37,343

Deutsche Bank A.G., dated 3/31/20, repurchase price $200,000, 0.01%, 4/1/20	200,000	200,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 48.8% – continued

Repurchase Agreements – 48.4% (7) – continued

Federal Reserve Bank of New York, dated 3/31/20, repurchase price $250,000, 0.00%, 4/1/20	$250,000	$250,000

Fixed Income Clearing Co., dated 3/31/20, repurchase price $825,000, 0.01%, 4/1/20	825,000	825,000

JPMorgan Securities LLC, dated 3/31/20, repurchase price $150,089, 0.06%, 7/4/20	150,000	150,000

JPMorgan Securities LLC, dated 3/31/20, repurchase price $320,000, 0.02%, 4/1/20	320,000	320,000

NatWest Markets PLC, dated 3/31/20, repurchase price $250,001, 0.02%, 4/7/20	250,000	250,000

NatWest Markets PLC, dated 3/31/20, repurchase price $475,000, 0.02%, 4/1/20	475,000	475,000

NatWest Markets PLC, dated 3/31/20, repurchase price $750,001, 0.01%, 4/7/20	750,000	750,000

Nomura Securities International, Inc., dated 3/31/20, repurchase price $1,725,001, 0.02%, 4/1/20	1,725,000	1,725,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 48.8% – continued

Repurchase Agreements – 48.4% (7) – continued

Nomura Securities International, Inc., dated 3/31/20, repurchase price $75,000, 0.01%, 4/1/20	$75,000	$75,000

Royal Bank of Canada, New York Branch, dated 3/31/20, repurchase price $550,002, 0.02%, 4/7/20	550,000	550,000
		8,027,343
Total Repurchase Agreements
(Cost $8,091,456)		8,091,456

Total Investments – 101.6%
(Cost $16,851,970)		16,851,970

Liabilities less Other Assets – (1.6%)		(265,311)
NET ASSETS – 100.0%		$16,586,659

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2020 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(5)	Interest rates are reset daily and interest is payable monthly. Rates are determined based on technical market conditions, which currently are driven by supply and demand.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

U.S. Treasury Bonds	$214	3.00%	11/15/45

U.S. Treasury Notes	$64,861	0.25% – 0.63%	7/15/21 – 7/15/29

Total	$65,075

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

FHLB	$295,874	0.00% – 7.13%	5/29/20 – 12/28/38

FHLMC	$659,140	0.00% – 7.00%	4/25/20 – 4/1/50

FNMA	$1,392,366	0.00% – 7.25%	4/15/20 – 3/1/50

GNMA	$1,100,271	2.50% – 7.00%	9/15/24 – 3/20/50

TVA	$31,881	0.00% – 7.13%	1/15/27 – 9/15/65

U.S. Treasury Bills	$445,740	0.00%	4/7/20 – 2/25/21

U.S. Treasury Bonds	$1,055,082	0.00% – 8.75%	5/15/20 – 2/15/50

U.S. Treasury Notes	$3,223,576	0.00% – 3.13%	4/15/20 – 2/15/30

Total	$8,203,930

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MMY - Money Market Yield

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

TVA - Tennessee Valley Authority

USD - United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2020:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund (1)	$–	$16,851,970	$–	$16,851,970

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 40.2% (1)

Federal Farm Credit Bank – 8.0%

FFCB Discount Notes, 2.04%, 4/7/20 (2)	$3,000	$2,999
0.57%, 4/17/20 (2)	40,000	39,989
2.06%, 4/22/20 (2)	3,000	2,996
1.60%, 5/7/20 (2)	45,000	44,929
1.64%, 5/19/20 (2)	2,000	1,996
1.61%, 6/16/20 (2)	3,000	2,990
1.91%, 7/22/20 (2)	5,000	4,971
1.91%, 8/10/20 (2)	4,000	3,973
1.61%, 8/21/20 (2)	4,000	3,975
1.90%, 9/1/20 (2)	3,000	2,976
1.89%, 9/15/20 (2)	5,000	4,956
1.62%, 9/23/20 (2)	5,000	4,961
1.63%, 10/26/20 (2)	2,000	1,981
1.62%, 11/3/20 (2)	2,000	1,981
1.62%, 11/4/20 (2)	5,000	4,952
1.62%, 11/10/20 (2)	7,000	6,930
0.19%, 11/17/20 (2)	12,000	11,922

FFCB Notes,
(Floating, U.S. SOFR + 0.07%), 0.08%, 4/1/20 (3)	5,000	5,000
(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/20 (3)	4,000	4,000
(Floating, U.S. SOFR + 0.14%), 0.15%, 4/1/20 (3)	5,000	5,000
(Floating, U.S. Federal Funds + 0.10%), 0.19%, 4/1/20 (3)	30,000	29,993
(Floating, U.S. SOFR + 0.18%), 0.19%, 4/1/20 (3)	3,000	3,000
(Floating, U.S. SOFR + 0.19%), 0.20%, 4/1/20 (3)	6,000	6,000
(Floating, U.S. Federal Funds + 0.14%), 0.23%, 4/1/20 (3)	10,000	10,003
(Floating, U.S. Federal Funds + 0.15%), 0.24%, 4/1/20 (3)	5,000	5,000
(Floating, U.S. Federal Funds + 0.22%), 0.31%, 4/1/20 (3)	15,000	14,998
(Floating, ICE LIBOR USD 3M - 0.14%), 1.77%, 4/1/20 (3)	15,000	15,000
(Floating, ICE LIBOR USD 1M + 0.09%), 1.45%, 4/6/20 (3)	10,000	10,000
(Floating, ICE LIBOR USD 1M + 0.00%), 0.71%, 4/14/20 (4)	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 40.2% (1)

Federal Farm Credit Bank – 8.0% – continued
(Floating, ICE LIBOR USD 1M + 0.08%), 1.02%, 4/30/20 (3)	$8,000	$8,000
(Floating, ICE LIBOR USD 3M - 0.14%), 1.57%, 5/13/20 (4)	15,000	15,000
		290,471

Federal Home Loan Bank – 32.2%

FHLB Bonds, 1.69%, 4/17/20	15,000	15,000
2.63%, 5/28/20	5,000	5,003
2.25%, 6/3/20	24,515	24,517
1.59%, 6/17/20	35,000	34,998
1.59%, 6/23/20	10,000	9,999
1.63%, 7/6/20	15,000	15,000
0.62%, 9/8/20	120,000	120,009
1.63%, 10/28/20	7,570	7,573

FHLB Discount Notes, 1.57%, 4/7/20 (2)	30,000	29,992
1.58%, 4/9/20 (2)	35,000	34,988
1.67%, 4/22/20 (2)	6,000	5,994
1.20%, 5/28/20 (2)	50,000	49,904
1.61%, 6/2/20 (2)	20,000	19,945
1.51%, 6/25/20 (2)	35,000	34,876
1.51%, 7/1/20 (2)	30,000	29,886
0.09%, 7/13/20 (2)	45,000	44,988
1.39%, 7/16/20 (2)	40,000	39,838
0.09%, 7/17/20 (2)	35,000	34,984
0.43%, 9/4/20 (2)	65,000	64,876
0.49%, 9/9/20 (2)	15,000	14,967
0.15%, 10/1/20 (2)	10,000	9,992
0.58%, 12/7/20 (2)	30,000	29,879
0.35%, 12/29/20 (2)	20,000	19,947
0.45%, 3/8/21 (2)	9,000	8,962

FHLB Notes,
(Floating, U.S. SOFR + 0.02%), 0.03%, 4/1/20 (3)	25,000	25,000
(Floating, U.S. SOFR + 0.03%), 0.04%, 4/1/20 (3)	46,000	46,000
(Floating, U.S. SOFR + 0.06%), 0.07%, 4/1/20 (3)	10,000	10,000
(Floating, U.S. SOFR + 0.07%), 0.08%, 4/1/20 (3)	5,000	5,000
(Floating, U.S. SOFR + 0.08%), 0.09%, 4/1/20 (3)	55,000	55,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 40.2% (1)

Federal Home Loan Bank – 32.2% – continued
(Floating, U.S. SOFR + 0.10%), 0.11%, 4/1/20 (3)	$6,000	$6,000
(Floating, U.S. SOFR + 0.12%), 0.13%, 4/1/20 (3)	6,000	6,000
(Floating, U.S. SOFR + 0.15%), 0.16%, 4/1/20 (3)	15,000	15,000
(Floating, ICE LIBOR USD 3M - 0.21%), 1.69%, 4/6/20 (3)	22,000	22,000
(Floating, ICE LIBOR USD 3M - 0.17%), 1.70%, 4/8/20 (3)	15,000	15,000
(Floating, ICE LIBOR USD 3M - 0.17%), 1.71%, 4/9/20 (3)	20,000	20,000
(Floating, ICE LIBOR USD 1M - 0.08%), 0.68%, 4/20/20 (3)	25,000	25,000
(Floating, ICE LIBOR USD 3M - 0.19%), 1.62%, 4/27/20 (3)	60,000	60,000
(Floating, ICE LIBOR USD 3M - 0.18%), 1.62%, 4/28/20 (3)	50,000	50,000
(Floating, ICE LIBOR USD 3M - 0.14%), 1.63%, 5/4/20 (3)	25,000	25,000
(Floating, ICE LIBOR USD 3M - 0.19%), 1.50%, 5/15/20 (4)	25,000	25,012
(Floating, ICE LIBOR USD 3M - 0.21%), 1.49%, 5/18/20 (4)	25,000	25,000
(Floating, ICE LIBOR USD 3M - 0.21%), 1.01%, 6/25/20 (4)	18,000	18,000
		1,159,129
Total U.S. Government Agencies
(Cost $1,449,600)		1,449,600

U.S. GOVERNMENT OBLIGATIONS – 15.7%

U.S. Treasury Bills – 3.1%
0.10%, 4/2/20 (2)	20,000	19,990
0.03%, 4/21/20 (2)	20,000	20,000
0.03%, 5/19/20 (2)	20,000	19,999
0.08%, 7/2/20 (2)	40,000	39,991
1.82%, 8/13/20 (2)	10,000	9,933
		109,913

U.S. Treasury Bonds – 0.6%
1.63%, 6/30/20	10,000	9,988
2.63%, 8/15/20	10,000	10,030
		20,018

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 15.7% – continued

U.S. Treasury Floating Rate Notes – 3.3%
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 0.13%, 4/1/20 (3)	$20,000	$20,000
(Floating, U.S. Treasury 3M Bill MMY + 0.12%), 0.20%, 4/1/20 (3)	20,000	19,983
(Floating, U.S. Treasury 3M Bill MMY + 0.15%), 0.24%, 4/1/20 (3)	15,000	14,994
(Floating, U.S. Treasury 3M Bill MMY + 0.22%), 0.31%, 4/1/20 (3)	45,000	44,992
(Floating, U.S. Treasury 3M Bill MMY + 0.14%), 0.43%, 4/1/20 (3)	20,000	20,015
		119,984

U.S. Treasury Notes – 8.7%
2.38%, 4/30/20	15,000	15,004
2.50%, 5/31/20	30,000	30,030
2.50%, 6/30/20	10,000	10,017
2.63%, 7/31/20	20,000	20,055
1.38%, 8/31/20	10,000	9,982
2.75%, 9/30/20	10,000	10,041
1.63%, 10/15/20	5,000	5,000
2.88%, 10/31/20	45,000	45,317
2.63%, 11/15/20	20,000	20,120
1.63%, 11/30/20	15,000	14,994
2.75%, 11/30/20	30,000	30,215
1.88%, 12/15/20	5,000	5,009
2.13%, 1/31/21	10,000	10,160
2.50%, 1/31/21	15,000	15,139
2.25%, 2/15/21	5,000	5,089
1.13%, 2/28/21	58,000	58,248
2.38%, 4/15/21	10,000	10,220
		314,640
Total U.S. Government Obligations
(Cost $564,555)		564,555

Investments, at Amortized Cost
($2,014,155)		2,014,155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 45.6% (5)

Repurchase Agreements – 45.6%

Bank of America N.A., dated 3/31/20, repurchase price $650,000, 0.01%, 4/1/20	$650,000	$650,000

Canadian Imperial Bank of Commerce, dated 2/5/20, repurchase price $100,280, 1.60%, 4/7/20	100,000	100,000

Citigroup Global Markets, Inc., dated 3/31/20, repurchase price $68,871, 0.01%, 4/1/20	68,871	68,871

Fixed Income Clearing Co., dated 3/31/20, repurchase price $175,000, 0.01%, 4/1/20	175,000	175,000

JPMorgan Securities LLC, dated 3/31/20, repurchase price $650,000, 0.02%, 4/1/20	650,000	650,000
		1,643,871
Total Repurchase Agreements
(Cost $1,643,871)		1,643,871

Total Investments – 101.5%
(Cost $3,658,026)		3,658,026

Liabilities less Other Assets – (1.5%)		(55,583)
NET ASSETS – 100.0%		$3,602,443

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)

Variable rate security. Rate as of March 31, 2020 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk and/or credit risk.

(4)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

FHLB	$27,931	2.00% – 4.15%	10/28/22 – 2/25/36

FHLMC	$514,348	2.50% – 7.00%	6/1/20 – 3/1/50

FNMA	$201,553	0.00% – 6.63%	1/15/23 – 3/1/50

GNMA	$697,453	3.50% – 6.50%	4/15/32 – 3/20/50

TVA	$301	0.00%	6/15/35

U.S. Treasury Bonds	$17	0.75%	2/15/42

U.S. Treasury Notes	$248,737	0.50% – 2.88%	2/29/24 – 5/15/24

Total	$1,690,340

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M - 1 Month

3M - 3 Month

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

ICE - Intercontinental Exchange

LIBOR - London Interbank Offered Rate

MMY - Money Market Yield

SOFR - Secured Overnight Financing Rate

TVA - Tennessee Valley Authority

USD - United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of March 31, 2020:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund (1)	$–	$3,658,026	$–	$3,658,026

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

The Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the U.S. Securities and Exchange Commission (“SEC”). The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as government money market funds in accordance with criteria established by the SEC.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortised cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. government securities or U.S. government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature, which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at The Bank of New York Mellon, State Street Bank and Trust Company or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. Certain Funds have entered into such repurchase agreements at March 31, 2020, as reflected in their accompanying Schedules of Investments.

Pursuant to exemptive relief granted by the SEC, U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2020

of its duties under its management agreements with the Funds and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund has entered into such joint repurchase agreements at March 31, 2020, as reflected in its accompanying Schedule of Investments.

The Funds may enter into transactions subject to enforceable netting arrangements (“Netting Arrangements”) under a repurchase agreement. Generally, Netting Arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, Netting Arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2020, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to Netting Arrangements.

The following table presents the repurchase agreements, which are subject to Netting Arrangements, as well as the collateral delivered related to those repurchase agreements.

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*

Money Market	Citigroup	$14,000	$(14,000)	$–

	Fixed Income Clearing	5,000	(5,000)	–

	HSBC Securities	5,000	(5,000)	–

	JPMorgan	58,000	(58,000)	–

	Total	$82,000	$(82,000)	$–

U.S. Government Money Market	Bank of America	$502,057	$(502,057)	$–

	Bank of Nova Scotia	600,000	(600,000)	–

	Barclays Capital	50,000	(50,000)	–

	BNP Paribas	400,000	(400,000)	–

	BNY Mellon	900,000	(900,000)	–

	Citgroup	37,343	(37,343)	–

	Deutsche Bank	200,000	(200,000)	–

	Federal Reserve Bank of New York	250,000	(250,000)	–

	Fixed Income Clearing Co.	825,000	(825,000)	–

	JPMorgan	470,000	(470,000)	–

	NatWest	1,475,000	(1,475,000)	–

	Nomura Securities	1,800,000	(1,800,000)	–

	Royal Bank of Canada	550,000	(550,000)	–

	Societe Generale	32,056	(32,056)	–

	Total	$8,091,456	$(8,091,456)	$–

U.S. Government Select Money Market	Bank of America	$650,000	$(650,000)	$–

	Canadian Imperial Bank of Commerce	100,000	(100,000)	–

	Citigroup	68,871	(68,871)	–

	Fixed Income Clearing	175,000	(175,000)	–

	JPMorgan	650,000	(650,000)	–

	Total	$1,643,871	$(1,643,871)	$–

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Funds may receive dividend income, if any, from investment companies. Dividend income is recognized on the ex-dividend date. The Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) LIQUIDITY FEES AND REDEMPTION GATES For the Money Market Fund and Municipal Money Market Fund only, each Fund may impose a liquidity fee of up to 2 percent on redemptions from the Fund or temporarily restrict redemptions from the Fund for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Fund’s weekly liquid assets fall below the following thresholds:

30 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 30 percent of the Fund’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2 percent of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Fund fall below 30 percent of the total assets.

10 percent weekly liquid assets – If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets as of the end of a business day, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1 percent of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2 percent) would be in the best interest of the Fund.

If a Fund imposes a redemption gate, the Fund and the Fund’s authorized intermediaries will not accept redemption orders until the Fund has notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30 percent or more of its total assets in weekly liquid assets. A Fund may only suspend redemptions for up to 10 business days in any 90-day period.

Liquidity fees would generally be used to assist the Funds to stem redemptions during times of market stress.

A liquidity fee imposed by a Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If a Fund’s weekly liquid assets fall below 10 percent of the Fund’s total assets, the Fund reserves the right to permanently suspend redemptions and liquidate if the Board determines that it is not in the best interests of the Fund to continue operating.

Liquidity fees, if any, are included in Payments for Shares Redeemed in Note 9 — Capital Share Transactions. No liquidity fees or redemption gates were imposed by the Money Market Fund or Municipal Money Market Fund during the fiscal year ended March 31, 2020.

G) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset value (“NAV”) of the Funds.

At March 31, 2020, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Money Market	$2	$(2)
U.S. Government Money Market	253	(253)
U.S. Government Select Money Market	42	(42)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

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MONEY MARKET FUNDS

MARCH 31, 2020

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Funds’ ability to utilize capital loss carry-forwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD
Municipal Money Market	$29	$–

At March 31, 2020, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$ 514	$–

Municipal Money Market	358	–	–

U.S. Government Money Market	–	9,139	–

U.S. Government Select Money Market	–	1,937	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$ –	$ 11,250	$–

Municipal Money Market	4,109	–	–

U.S. Government Money Market	–	292,087	–

U.S. Government Select Money Market	–	54,461	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$ –	$ 9,571	$–

Municipal Money Market	7,788	–	–

U.S. Government Money Market	–	$293,380	–

U.S. Government Select Money Market	–	61,310	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2020, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2020. There were no outstanding loan amounts at March 31, 2020

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Money Market	0.33%	0.35%

Municipal Money Market	0.33%	0.35%

U.S. Government Money Market	0.33%	0.35%

U.S. Government Select Money Market	0.33%	0.35%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2020 with respect to the Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund and until at least January 22, 2021 for the U.S. Government Select Money Market Fund. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of a Fund from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. Any such reimbursement or waiver is paid monthly to the Funds by NTI. There were no voluntary reimbursements during the year ended March 31, 2020.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.019 percent of the average daily net assets of each Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return. Custodian credits are shown as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

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MONEY MARKET FUNDS

MARCH 31, 2020

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S. Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2020, the following Fund engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*
Money Market	$ 14,500	$ –
Municipal Money Market	214,185	(290,165)

*	During the fiscal year ended March 31, 2020, the realized gain (loss) associated with these transactions was zero.

Certain uninvested cash balances of the Funds may receive a return from Northern Trust based on a market return it receives less an administrative fee. These amounts (if any) are shown on the Funds’ Statements of Operations as Income from affiliates.

On March 30 and March 31, 2020, the Money Market Fund purchased asset-backed commercial paper with an aggregate value of $30,192,000 from an unaffiliated asset-backed commercial paper program. The purchase of this commercial paper was concurrent with separate transactions of other NTI client accounts that sold money market instruments to an unaffiliated broker-dealer that then conveyed those instruments to the issuer of the asset-backed commercial paper. The Money Market Fund sold the asset-backed commercial paper immediately after purchasing it, and did not realize any gain or loss on the sale. See Note7-U.S. Federal Reserve Money Market Mutual Fund Liquidity Facility.

7. U.S. FEDERAL RESERVE’S MONEY MARKET MUTUAL FUND LIQUIDITY FACILITY

The U.S. Federal Reserve established the Money Market Mutual Fund Liquidity Facility (“MMLF”) on March 18, 2020, to broaden its program of support for the flow of credit to households and businesses. Under the MMLF, loans are made available to eligible financial institutions secured by high-quality assets purchased by the financial institution from eligible money market mutual funds. On March 30, 2020 and March 31, 2020, the Money Market Fund sold securities with an aggregate value of $30,192,000 to a financial institution in connection with the MMLF. These securities were sold at purchased cost and the Money Market Fund incurred no realized gain or loss.

8. INVESTMENT TRANSACTIONS

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of investments were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Money Market	$–	$–	$–	$ 444,394
Municipal Money Market	–	–	–	206,113
U.S. Government Money Market	–	–	–	16,851,970
U.S. Government Select Money Market	–	–	–	3,658,026

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

9. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENTS OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$601,472	$4,789	$(769,632)	$(163,371)

Municipal Money Market	367,400	547	(621,013)	(253,066)

U.S. Government Money Market	72,000,916	62,199	(74,689,868)	(2,626,753)

U.S. Government Select Money Market	13,725,962	12,145	(13,926,824)	(188,717)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENTS OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$ 860,828	$4,128	$(592,605)	$272,351

Municipal Money Market	911,071	1,115	(1,320,954)	(408,768)

U.S. Government Money Market	70,558,619	90,431	(67,431,537)	3,217,513

U.S. Government Select Money Market	15,897,291	21,298	(15,905,477)	13,112

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (the “ASU”), which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amor tized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. The Funds have adopted the ASU. The adoption of the ASU did not have a material impact on the financial statements.

12. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2020

Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

13. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of four separate portfolios of Northern Funds, comprising the Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the four portfolios constituting the Northern Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2019 (UNAUDITED)

During the fiscal year ended March 31, 2020, the percentage of dividends derived from net investment income paid by the following Fund as “exempt-interest dividends,” excludable from gross income for federal income tax purposes was as follows: Municipal Money Market 100%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (“QII”), for tax years after December 31, 2004. The following funds designated QII for the fiscal year ended March 31, 2020: the Money Market Fund, U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

1. DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2020 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 - 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.34%	$ 1,000.00	$ 1,007.60	$ 1.71
Hypothetical	0.34%	$ 1,000.00	$ 1,023.30	$ 1.72

MUNICIPAL MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.35%	$1,000.00	$1,005.30	$1.75
Hypothetical	0.35%	$1,000.00	$1,023.25	$1.77

U.S. GOVERNMENT MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.35%	$1,000.00	$1,006.60	$1.76
Hypothetical	0.35%	$1,000.00	$1,023.25	$1.77

U.S. GOVERNMENT SELECT MONEY MARKET
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.35%	$1,000.00	$1,006.60	$1.76
Hypothetical	0.35%	$1,000.00	$1,023.25	$1.77

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2020 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow — 2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company — 29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940” Act ).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUND[1,2,3,4,5,6,7,8]	U.S. GOVERNMENT MONEY MARKET FUND[1,2,3,6]
MUNICIPAL MONEY MARKET FUND[1,2,3,4,5,7]	U.S. GOVERNMENT SELECT MONEY MARKET FUND[1,2,3,6]

1 Interest Rate Risk: During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Changing interest rates may have unpredictable effects on the markets and on the Fund’s investments. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price.

2 Money Market Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3 Stable NAV Risk: The Fund may be unable to maintain a NAV per share price of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

4 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

5 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

6 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

7 Liquidity Fee and Redemption Gate Risk: The Fund may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder’s ability to sell shares for up to 10 business days if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

8 Financial Services Industry Risk: The Fund will invest under normal market conditions at least 25% of its total assets in the financial services industry. As a result, the Fund will be subject to greater risk of loss by economic, business, political or other developments which generally affect this industry. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files detailed month-end portfolio holdings information on Form N-MFP with the U.S. Securities and Exchange Commission (“SEC”) each month and posts a complete schedule of portfolio holdings on its website (northerntrust.com) as of each month-end for the previous six months. The Funds’ Forms N-MFP are available electronically on the SEC’s website (sec.gov).

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

ANNUAL REPORT

MARC H 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

23	ACTIVE M EMERGING MARKETS EQUITY FUND
Ticker Symbol: NMMEX

28	ACTIVE M INTERNATIONAL EQUITY FUND
Ticker Symbol: NMIEX

36	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Ticker Symbol: NMFIX

39	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Ticker Symbol: NMMGX

42	NORTHERN ENGAGE360TM FUND
Ticker Symbol: NENGX

FIXED INCOME FUNDS

50	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Ticker Symbol: NMEDX

62	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Ticker Symbol: NMHYX

93	NOTES TO THE FINANCIAL STATEMENTS

109	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

110	TAX INFORMATION

111	LIQUIDITY RISK MANAGEMENT PROGRAM

112	FUND EXPENSES

114	TRUSTEES AND OFFICERS

118	APPROVAL OF SUB-ADVISORY AGREEMENTS

121	INVESTMENT CONSIDERATIONS

124	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The outbreak of the COVID-19 pandemic resulted in increased market volatility across the globe, and emerging market equities experienced historically high levels of volatility. For the 12-month reporting period ended March 31, 2020, the Active M Emerging Markets Equity Fund underperformed its benchmark, the MSCI Emerging Markets® Index, returning -18.77% versus -17.69% for the index.

While emerging markets, as measured by the MSCI Emerging Markets® Index, were down for the period, information technology and Internet-related stocks within the communication services sector produced positive returns. Asian countries, including China, South Korea and Taiwan, led performance within emerging markets. Latin America faced particular headwinds, as Brazil returned -41.87% amid a struggling economy. Non-performing loans within public sector banks and slow-moving reform policies weighed on stocks in India, which returned -30.86%. Russia managed to outperform the broader universe with a decline of -14.39% for the reporting period, benefiting from an improvement in dividend policies. Dispersion between growth and value stocks was extreme as highlighted by the -9.94% return of the MSCI Emerging Markets Growth Index versus the -25.26% return of the MSCI Emerging Markets Value Index.

The Fund’s country positioning weighed on performance, while overall stock selection contributed positively. Stock selection in Brazil and China added value, while an overweight to Brazil and an underweight to China, detracted from performance. Stock selection proved beneficial within India, Taiwan and South Korea, and detracted in South Africa. An overweight to Mexico also hindered results.

Among the Fund’s sub-advisers, Westwood Global Investments underperformed for the 12 month period, largely as a result of their exposure to China. Weak stock selection in China and an underweight allocation detracted from the sub-adviser’s performance. Meanwhile, the more growth-oriented sub-adviser Axiom benefited from the outperformance of growth stocks and strong stock selection in China, South Korea and Taiwan. Near the end of the fiscal year, quantitatively-oriented sub-adviser PanAgora Asset Management, Inc. was replaced by Ashmore Investment Management Limited, which employs a more macro-oriented investment process.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

ACTIVE M EMERGING MARKETS EQUITY FUND	(18.77)%	(1.39)%	0.71%	7.68%

MSCI EMERGING MARKETS® INDEX	(17.69)	(0.37)	0.68	7.49

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets® Index is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 121.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equities entered bear market territory during the first quarter of 2020, as the spread of COVID-19 caused markets to sell off and volatility to spike. For the first quarter of 2020, the benchmark MSCI World® ex USA IM Index posted its worst quarterly performance, since the inception of the index, returning -24.00%. This resulted in the index’s return of -15.48% for the 12-month reporting period ended March 31, 2020 while the Active M International Equity Fund returned -17.49%.

On a regional basis, MSCI Europe IMI returned -16.07%, while the MSCI Pacific IMI returned -13.09%. By country, the bottom-performing markets in the index included the U.K., Spain, France, Australia and Canada. Conversely, Switzerland and Denmark posted modestly positive returns, while Japan also fared notably better than the benchmark index. More defensive areas of the market such as health care, which was the only sector in the index to post a positive return for the 12-month period ended March 31, 2020, and utilities, held up best. Energy stocks lagged, selling off on concerns surrounding falling demand and the price war between OPEC and Russia. Financials sector also suffered as regulators have pressured banks across Europe to suspend dividends and share buybacks, and to increase their capacity to manage rising non-performing loans. Large-cap stocks performed better than small-cap stocks, and growth stocks significantly outperformed value.

Stock selection was the primary cause of the underperformance as the Fund had an overweight to stocks with lower price-to-book (P/B) multiples, which was a headwind as value stocks underperformed their growth counterparts. This was evident within the energy, financial and consumer discretionary sectors. An overweight to banks also detracted. Overweights to information technology and health care benefited performance.

Value sub-advisers Causeway Capital Management and Wellington Management Company struggled due to their focus on the lower end of the P/B (price to book) and P/E (price to earnings) scale. WCM Investment Management’s quality growth portfolio held up relatively well during the downturn, while the Fund’s smaller-cap sub-adviser, Victory Capital Management, outperformed relative to international small-cap stocks (as measured by the MSCI World ex USA Small Cap Index) while trailing the Fund’s broader benchmark. Near the end of the period, Brandes Investment Partners was removed as a sub-adviser, with assets reallocated to existing sub-advisers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/22/06

ACTIVE M INTERNATIONAL EQUITY FUND	(17.49)%	(1.88)%	1.13%	0.87%

MSCI WORLD® EX USA IM INDEX	(15.48)	(0.62)	2.61	1.75

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

MSCI World® ex USA IM Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. It captures large, mid and small cap representation across 22 developed markets, excluding the United States, and covers approximately 99% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 121.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The global listed infrastructure market, as measured by the S&P Global Infrastructure® Index, underperformed broader global equity markets and returned -21.91% for the 12-month reporting period ended March 31, 2020. The Multi-Manager Global Listed Infrastructure Fund outperformed the S&P Global Infrastructure® Index for the annual period, returning -11.09%.

The outbreak of the COVID-19 pandemic resulted in increased market volatility worldwide during the reporting period. Electric utilities were one of the only sectors in the index to post positive performance, returning 3.63%. Investors flocked to utilities for their defensive characteristics in the midst of market volatility, especially in the first quarter of 2020. Marine ports and airports underperformed over the reporting period, due to their economic sensitivity, as a slowdown in economic activity moved from a risk to a reality in early 2020. All major regions posted negative returns for the reporting period. The U.K. and North America led performance, while Pacific ex-Japan, continental Europe and emerging markets underperformed.

The Fund’s strong relative performance for the reporting period was largely driven by exposure to the U.K. An overweight to the U.K. and strong stock selection within the utilities sector contributed positively as the results of the U.K. elections in late 2019 took the threat of nationalization off the table. The Fund also benefited from its overall defensive positioning in the annual period, with underweights in airports and marine ports and an overweight in gas utilities adding to relative performance. Energy pipelines were also positive contributors, while stock selection in rail and satellites detracted.

Sub-adviser Lazard Asset Management outperformed the S&P Global Infrastructure® Index over the 12-month period, adding value through exposure to U.K. water utilities, an overweight in rail and an underweight in energy pipelines. Sub-adviser Maple-Brown Abbott Limited outperformed due to stock selection in energy pipelines and water utilities, along with an underweight in airports. In January 2020, First Sentier was added as a third sub-adviser to the Fund. First Sentier provides a more diversified, quality-focused approach, complementing the two existing sub-advisers, who deploy more concentrated, benchmark-agnostic strategies.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 09/18/12

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(11.09)%	(0.40)%	1.85%	5.32%

S&P GLOBAL INFRASTRUCTURE® INDEX (NET DIVIDEND RETURN)*	(21.91)	(4.16)	(1.29)	2.45

S&P GLOBAL INFRASTRUCTURE® INDEX (GROSS DIVIDEND RETURN)*	(21.14)	(3.24)	(0.38)	3.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*

Effective July 31, 2019, the benchmark for Multi-Manager Global Listed Infrastructure Fund changed from S&P Global Infrastructure® Index (gross dividend return) to S&P Global Infrastructure® Index (net dividend return) to better align the total returns of the benchmark with the total returns experienced by a U.S. shareholder of the Fund.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure® Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 121.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2020, global real estate securities as measured by the FTSE® EPRA®/NAREIT® Developed® Index returned -23.97%, primarily due to the COVID-19 pandemic and ensuing restrictions. The Multi-Manager Global Real Estate Fund returned -18.86% for the 12-month period ended March 31, 2020, outperforming the benchmark return of -23.97%.

During the period, the U.K., Japan and Germany outperformed the broader benchmark, as investors sought defensiveness and safety. Italy and Hong Kong underperformed, as they were hit hardest by COVID-19 concerns. Australia underperformed during the period, selling off on a combination of COVID-19 worries and a sharp drop in oil prices. From a sector perspective, information technology, real estate (data centers and cell towers) and industrials were significant outperformers in the index, posting positive returns over the 12-month period. Retail and lodging lagged as both travel and retail spending slowed due to the pandemic and ensuing restrictions.

Positive stock selection in the U.S. was the primary contributor to the Fund’s relative performance, specifically within the residential sector. The Fund’s performance was also supported by underweights to lodging and retail and an overweight in self-storage. The Fund’s underweights to the more defensive markets of Sweden and Switzerland detracted from results.

Sub-adviser Massachusetts Financial Services Company outperformed the benchmark on the strength of stock selection across regions and property types, most notably in the residential sector. Sub-adviser Brookfield Public Securities Group slightly lagged the benchmark, as the positive impact of an underweight in retail was offset by negative stock selection, most notably in the U.S. and U.K. markets.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 11/19/08

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(18.86)%	(0.67)%	4.48%	9.44%

FTSE® EPRA® /NAREIT® DEVELOPED® INDEX	(23.97)	(2.06)	4.40	9.27

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

FTSE® EPRA®/NAREIT® Developed® Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds (ETFs). It is not possible to invest in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 125.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NORTHERN ENGAGE360TM FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equities as measured by the MSCI ACWI Index returned -11.26% over the 12-month period ended March 31, 2020 as the outbreak of the COVID-19 pandemic resulted in increased market volatility worldwide. The Northern Engage360TM Fund returned -11.22% for the 12-month period ended March 31, 2020, performing in line with its benchmark index return of -11.26%.

Regionally, the U.S. market as measured by the Russell 3000® Index returned -9.11%, while both the international developed (as measured by the MSCI EAFE® Index) and emerging markets (as measured by the MSCI Emerging Markets Index) declined by greater amounts, returning -14.38% and -17.69%, respectively. From a style perspective, growth far outpaced value over the period, with the MSCI ACWI® Growth Index returning -2.28%, versus -20.00% for the MSCI ACWI® Value Index. In addition, large-cap stocks outperformed small caps.

The Fund faced a significant headwind over the period due to an overweight to smaller-cap companies relative to the benchmark, primarily within the U.S. This headwind was offset by positive stock selection and beneficial regional and industry positioning.

The sub-advisers managing large-cap U.S. equity strategies (Aristotle Capital Management and Mar Vista Investment Partners) contributed positively to the Fund’s performance, while the smaller-cap U.S. strategies (Segall Bryant & Hamill) detracted. In particular, Mar Vista experienced strong stock selection in the financial sector. Performance across the two international equity sub-advisers, Ariel Investments and Strategic Global Advisors, was mixed as Ariel added to relative performance and Strategic Global detracted. Ariel’s outperformance was primarily due to stock selection and an overweight to the communications sector. Strategic Global lagged primarily due to an underweight in the information technology sector and overweights to financials and materials. EARNEST Partners U.S. mid cap core strategy outperformed the mid cap index yet underperformed the Fund’s benchmark, while ARK Investment Management’s global equity strategy contributed positively.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	SINCE INCEPTION 11/20/17

NORTHERN ENGAGE360TM FUND	(11.22)%	(4.34)%

MSCI ACWI INDEX	(11.26)	(2.95)

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indices comprising 23 developed and 26 emerging market country indices. As of May 31, 2019, the developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of May 31, 2019, the emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 121.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Multi-Manager Emerging Markets Debt Opportunity Fund is constructed to provide exposure to a blend of local and external currency emerging market debt, while opportunistically investing in emerging market corporate and frontier market bonds. The Multi-Manager Emerging Markets Debt Opportunity Fund returned -12.99% for the 12-month reporting period ended March 31, 2020, compared with the blended benchmark return of -6.61%. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index. For the 12-month reporting period ended March 31, 2020, external debt, i.e., debt denominated in U.S. dollars or euros, posted a return of -6.84%, while emerging market local currency bonds posted a return of -6.50%.

Fund underperformance was mainly driven by the market dislocation in the first quarter of 2020. As COVID-19 spread throughout the world and oil prices declined, emerging market debt sold off. The asset class also experienced challenges from a liquidity perspective as bid/ask spreads widened materially during the month of March 2020.

For sub-adviser Ashmore Investment Management, overweight positions in Ecuador, Venezuela and Lebanon were the largest detractors for the 12-month period. Underweights in South Africa and Sri Lanka, along with an overweight position in Colombia, were relatively stronger performing areas in the portfolio. Ashmore’s asset allocation between local and external currency debt was essentially a neutral factor in Fund performance, while an overweight to corporate debt was detrimental. For sub-adviser Global Evolution USA, positions in Argentina, Angola and Zambia were the largest detractors from relative performance, while a non-benchmark position in Costa Rica and a lack of exposure to Venezuela led positive contributions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 12/03/13

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(12.99)%	(2.82)%	(0.94)%	(1.24)%

50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	(6.61)	(0.13)	1.60	1.32

JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX	(6.84)	0.42	2.82	3.89

JP MORGAN GBI-EM GLOBAL DIVERSIFIED INDEX	(6.52)	(0.80)	0.25	(1.33)

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northernfunds.com/funds.

GROWTH OF A $10,000 INVESTMENT

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 121.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNIT Y FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2020, the high-yield market returned -7.46% as measured by the benchmark ICE BofAML U.S. High Yield Constrained Index. During the same reporting period, the Multi-Manager High Yield Opportunity Fund returned -10.69%, underperforming its benchmark index.

Performance for the index was primarily driven by performance in the first quarter of 2020 in light of the COVID-19 outbreak and specifically in lower quality securities. On a trailing 12-month basis, issues rated CCC and lower returned -21.6%, which included a -22.4% return for the first quarter. By contrast, BB-rated securities, the highest quality segment of the index, returned -3.3%, while B-rated securities returned -8.4%. From a sector perspective, energy weighed heavily on the index, with the sector returning -39.7% for the first quarter of 2020 and -49.41% for the 12-month period. Media, technology and banking were the best performing sectors for the reporting period.

The Fund’s overweight position in lower-rated securities, driven by sub-adviser DDJ Capital Management and to a lesser extent Nomura Corporate Research and Asset Management, detracted from relative performance. The DDJ portfolio’s smaller issuer size and allocation to bank loans detracted, while an overweight to energy weighed on Nomura’s performance. Sub-adviser Neuberger Berman Investment Advisers’ high quality bias and security selection within lower-rated issuers helped drive positive relative performance, as did Nomura’s overall security selection and DDJ’s underweight to energy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/23/09

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(10.69)%	1.46%	4.43%	4.88%

ICE BofAML U.S. HIGH YIELD CONSTRAINED INDEX	(7.46)	2.67	5.49	6.30

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

ICE BofAML U.S. High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II Index, but caps issuer exposure based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 121.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND	ACTIVE M INTERNATIONAL EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
ASSETS:
Investments, at value	$324,972	$541,620	$855,763
Investments in affiliates, at value	10,656	–	30,334
Cash held at broker (restricted $28)	–	–	–
Foreign currencies, at value (cost $5,522, $719, $1,015, $18, $1,703 and $638, respectively)	5,524	720	1,011
Due from broker (Note 2)	–	–	–
Interest income receivable	–	–	–
Dividend income receivable	1,325	2,600	844
Receivable for foreign tax reclaims	31	2,362	1,137
Receivable for securities sold	2,559	27,049	17,562
Receivable for variation margin on futures contracts	94	–	5
Receivable for fund shares sold	215	–	1,902
Receivable from investment adviser	12	2	6
Receivable for variation margin on centrally cleared interest rate swap agreements	–	–	–
Unrealized appreciation on bilateral interest rate swap agreements	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–
Prepaid and other assets	4	413	4
Total Assets	345,392	574,766	908,568
LIABILITIES:
Cash overdraft	–	297	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Payable for securities purchased	3,961	10,392	5,500
Unfunded loan commitments (Note 2)	–	–	–
Payable for variation margin on futures contracts	32	27	84
Payable for fund shares redeemed	2,681	5,236	6,505
Payable to affiliates:
Management fees	72	89	154
Custody fees	34	19	21
Shareholder servicing fees	24	5	10
Transfer agent fees	13	20	31
Trustee fees	2	2	3
Accrued other liabilities	203	496	40
Total Liabilities	7,022	16,583	12,348
Net Assets	$338,370	$558,183	$896,220
ANALYSIS OF NET ASSETS:
Capital stock	$338,680	$652,860	$1,007,040
Distributable earnings	(310)	(94,677)	(110,820)
Net Assets	$338,370	$558,183	$896,220
Shares Outstanding ($.0001 par value, unlimited authorization)	23,167	68,999	85,487
Net Asset Value, Redemption and Offering Price Per Share	$14.61	$8.09	$10.48
Investments, at cost	$315,893	$609,157	$953,599
Investments in affiliates, at cost	10,656	–	30,334

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2020

MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360TM FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$85,083	$233,536	$125,717	$199,335
8,005	9,878	5,081	11,591
–	125	–	–
18	1,713	631	–
–	–	1,026	–
–	–	2,297	3,957
383	651	4	8
57	176	50	–
1,847	591	–	1,922
–	5	–	–
7,110	1	–	168
3	10	1	7
–	–	5	–
–	–	19	–
–	12	507	–
4	4	4	4
102,510	246,702	135,342	216,992

–	–	–	–
–	486	999	–
3,721	420	1,544	1,831
–	–	–	5
–	54	–	–
152	–	–	779

15	32	38	33
5	4	5	5
1	–	–	1
3	8	5	8
2	–	2	1
43	29	35	41
3,942	1,033	2,628	2,704
$98,568	$245,669	$132,714	$214,288

$119,504	$287,240	$174,106	$296,625
(20,936)	(41,571)	(41,392)	(82,337)
$98,568	$245,669	$132,714	$214,288
11,372	27,985	17,414	26,885
$8.67	$8.78	$7.62	$7.97
$97,105	$267,006	$157,319	$246,138
8,005	9,878	5,081	11,591

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
INVESTMENT INCOME:
Dividend income	$15,725	(1)	$22,509 (1)	$30,921 (1)
Non-cash dividend income	2,515		—	4,704
Dividend income from investments in affiliates	254		611	1,019
Interest income	41		84	36
Total Investment Income	18,535		23,204	36,680
EXPENSES:
Management fees	6,779		7,032	9,635
Custody fees	543		428	425
Transfer agent fees	181		259	334
Registration fees	21		22	21
Printing fees	15		20	21
Professional fees	43		26	43
Shareholder servicing fees	92		18	37
Trustee fees	9		18	9
Interest expense	2		–	–
Other	192		113	15
Total Expenses	7,877		7,936	10,540
Less expenses reimbursed by investment adviser	(958)		(623)	(78)
Net Expenses	6,919		7,313	10,462
Net Investment Income	11,616		15,891	26,218
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	29,481	(2)	(14,645)	26,203
Interest rate swap agreements	–		–	–
Futures contracts	(2,095)		(2,666)	(1,618)
Foreign currency transactions	(647)		(289)	(362)
Forward foreign currency exchange contracts	–		–	–
Net changes in unrealized appreciation (depreciation) on:
Investments	(125,521	)(3)	(122,758)	(168,555)
Interest rate swap agreements	–		–	–
Futures contracts	30		37	(186)
Foreign currency translations	(153)		112	5
Forward foreign currency exchange contracts	–		–	–
Net Losses	(98,905)		(140,209)	(144,513)
Net Decrease in Net Assets Resulting from Operations	$(87,289)		$(124,318)	$(118,295)

(1)	Net of $2,130, $2,169, $2,421, $165, $415 and $136, respectively, in non-reclaimable foreign withholding taxes.
(2)	Net of foreign capital gains tax paid of $308.
(3)	Net change in unrealized deferred foreign capital gains tax of $515.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2020

MULTI-MANAGER GLOBAL REAL ESTATE FUND	NORTHERN ENGAGE360TM FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$3,243 (1)	$6,113 (1)	$–	$32
–	–	–	–
68	225	134	253
5	5	10,358 (1)	23,179
3,316	6,343	10,492	23,464

949	1,902	1,400	2,628
70	125	112	152
33	88	51	94
18	20	19	21
15	24	14	15
43	43	43	68
4	–	–	4
9	9	9	9
–	–	–	–
31	20	26	14
1,172	2,231	1,674	3,005
(173)	(273)	(128)	(301)
999	1,958	1,546	2,704
2,317	4,385	8,946	20,760

(1,997)	(1,432)	(3,164)	(3,729)
–	–	(38)	–
–	(766)	–	–
(17)	(77)	(415)	–
–	8	(1,031)	–

(19,906)	(34,157)	(24,009)	(39,748)
–	–	53	–
–	159	–	–
11	8	(129)	–
–	(528)	(276)	–
(21,909)	(36,785)	(29,009)	(43,477)
$(19,592)	$(32,400)	$(20,063)	$(22,717)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND		ACTIVE M INTERNATIONAL EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Amounts in thousands	2020	2019	2020	2019	2020	2019
OPERATIONS:
Net investment income	$11,616	$16,886	$15,891	$21,074	$26,218	$31,975
Net realized gains (losses)	26,739	37,713	(17,600)	56,671	24,223	(18,429)
Net change in unrealized appreciation (depreciation)	(125,644)	(220,165)	(122,609)	(140,869)	(168,736)	22,516
Net Increase (Decrease) in Net Assets Resulting from Operations	(87,289)	(165,566)	(124,318)	(63,124)	(118,295)	36,062
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(345,304)	(278,556)	(183,049)	(347,024)	31,394	(127,321)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(345,304)	(278,556)	(183,049)	(347,024)	31,394	(127,321)
DISTRIBUTIONS PAID:
Distributable earnings	(45,400)	(8,500)	(50,146)	(65,000)	(26,473)	(104,909)
Total Distributions Paid	(45,400)	(8,500)	(50,146)	(65,000)	(26,473)	(104,909)
Total Increase (Decrease) in Net Assets	(477,993)	(452,622)	(357,513)	(475,148)	(113,374)	(196,168)
NET ASSETS:
Beginning of year	816,363	1,268,985	915,696	1,390,844	1,009,594	1,205,762
End of year	$338,370	$816,363	$558,183	$915,696	$896,220	$1,009,594

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND		NORTHERN ENGAGE360TM FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2020	2019	2020	2019	2020	2019	2020	2019

$2,317	$2,056	$4,385	$2,626	$8,946	$9,811	$20,760	$21,160
(2,014)	83	(2,267)	(6,634)	(4,648)	(8,262)	(3,729)	(4,816)
(19,895)	9,275	(34,518)	3,146	(24,361)	(9,108)	(39,748)	(306)
(19,592)	11,414	(32,400)	(862)	(20,063)	(7,559)	(22,717)	16,038

23,582	14,834	52,553	134,637	(17,119)	(2,237)	(108,057)	105,621
23,582	14,834	52,553	134,637	(17,119)	(2,237)	(108,057)	105,621

(4,336)	(4,307)	(4,322)	(2,060)	(4,297)	(5,641)	(20,934)	(21,073)
(4,336)	(4,307)	(4,322)	(2,060)	(4,297)	(5,641)	(20,934)	(21,073)
(346)	21,941	15,831	131,715	(41,479)	(15,437)	(151,708)	100,586

98,914	76,973	229,838	98,123	174,193	189,630	365,996	265,410
$98,568	$98,914	$245,669	$229,838	$132,714	$174,193	$214,288	$365,996

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$19.49	$22.55	$18.05	$15.36		$18.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.59	0.42	0.28	0.20		0.25
Net realized and unrealized gains (losses)	(3.84)	(3.30)	4.22	2.79		(2.49)
Total from Investment Operations	(3.25)	(2.88)	4.50	2.99		(2.24)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.88)	(0.18)	–	(0.30)		(0.28)
From net realized gains	(0.75)	–	–	–		(0.37)
Total Distributions Paid	(1.63)	(0.18)	–	(0.30)		(0.65)
Net Asset Value, End of Year	$14.61	$19.49	$22.55	$18.05		$15.36
Total Return(2)	(18.77)%	(12.71)%	24.93%	19.75%		(12.11)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$338,370	$816,363	$1,268,985	$962,121		$677,066
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.10%	1.10%	1.10%	1.15	%(4)	1.35%
Expenses, before reimbursements and credits	1.26%	1.21%	1.21%	1.28	%(4)	1.45%
Net investment income, net of reimbursements and credits(3)	1.85%	1.61%	1.34%	1.13	%(4)	1.32%
Net investment income, before reimbursements and credits	1.69%	1.50%	1.23%	1.00	%(4)	1.22%
Portfolio Turnover Rate	81.32%	80.98%	36.14%	59.52%		37.58%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, $42,000 and $46,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020 , 2019 and 2018, respectively, and approximately $36,000, and $16,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2017, and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 1.10%. Prior to June 15, 2016, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$10.38	$11.70	$9.95	$9.35		$10.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.22	0.17	0.16		0.13
Net realized and unrealized gains (losses)	(1.85)	(0.91)	1.74	0.60		(1.15)
Total from Investment Operations	(1.64)	(0.69)	1.91	0.76		(1.02)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.26)	(0.29)	(0.16)	(0.16)		(0.07)
From net realized gains	(0.39)	(0.34)	–	–		–
Total Distributions Paid	(0.65)	(0.63)	(0.16)	(0.16)		(0.07)
Net Asset Value, End of Year	$8.09	$10.38	$11.70	$9.95		$9.35
Total Return(2)	(17.49)%	(5.32)%	19.17%	8.27%		(9.77)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$558,183	$915,696	$1,390,844	$1,156,348		$1,448,577
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.85%	0.84%	0.84%	0.92	%(4)	1.20%
Expenses, before reimbursements and credits	0.93%	0.94%	0.93%	1.01	%(4)	1.26%
Net investment income, net of reimbursements and credits(3)	1.86%	1.75%	1.49%	1.41	%(4)	1.22%
Net investment income, before reimbursements and credits	1.78%	1.65%	1.40%	1.32	%(4)	1.16%
Portfolio Turnover Rate	39.52%	35.11%	65.70%	115.17%		70.24%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $45,000, $66,000, $77,000 and $71,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $57,000 which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.84%. Prior to June 15, 2016, the expense limitation had been 1.20%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$12.09	$12.83	$12.97	$11.76	$12.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31	0.36	0.38	0.28	0.31
Net realized and unrealized gains (losses)	(1.61)	0.08	0.51	1.22	(0.53)
Total from Investment Operations	(1.30)	0.44	0.89	1.50	(0.22)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.31)	(0.43)	(0.44)	(0.29)	(0.24)
From net realized gains	–	(0.75)	(0.59)	–	–
Total Distributions Paid	(0.31)	(1.18)	(1.03)	(0.29)	(0.24)
Net Asset Value, End of Year	$10.48	$12.09	$12.83	$12.97	$11.76
Total Return(2)	(11.09)%	4.24%	6.62%	12.96%	(1.80)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$896,220	$1,009,594	$1,205,762	$1,248,307	$1,178,180
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.98%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	0.98%	1.02%	1.02%	1.02%	1.02%
Net investment income, net of reimbursements and credits(3)	2.45%	2.81%	2.59%	2.24%	2.51%
Net investment income, before reimbursements and credits	2.45%	2.79%	2.57%	2.22%	2.49%
Portfolio Turnover Rate	80.41%	38.64%	44.40%	81.27%	56.92%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $77,000, $66,000, $97,000 and $52,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $33,000 which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$11.12	$10.38	$10.63	$11.91		$16.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.31	0.07	0.30		0.30
Net realized and unrealized gains (losses)	(2.28)	1.01	0.35	(0.04)		(0.71)
Total from Investment Operations	(1.99)	1.32	0.42	0.26		(0.41)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.46)	(0.46)	(0.57)	(0.48)		(0.44)
From net realized gains	—	(0.12)	(0.10)	(1.06)		(3.90)
Total Distributions Paid	(0.46)	(0.58)	(0.67)	(1.54)		(4.34)
Net Asset Value, End of Year	$8.67	$11.12	$10.38	$10.63		$11.91
Total Return(2)	(18.86)%	13.28%	3.93%	2.72%		(1.46)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$98,568	$98,914	$76,973	$218,174		$326,942
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.94%	0.94%	0.92%	0.96	%(4)	1.11%
Expenses, before reimbursements and credits	1.10%	1.20%	1.09%	1.10	%(4)	1.20%
Net investment income, net of reimbursements and credits(3)	2.18%	2.47%	2.97%	1.79	%(4)	1.44%
Net investment income, before reimbursements and credits	2.02%	2.21%	2.80%	1.65	%(4)	1.35%
Portfolio Turnover Rate	62.47%	66.43%	144.67%	167.04%		94.24%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $3,000, $8,000 and $16,000 which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018 and 2017, respectively, and approximately $14,000 which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.91%. Prior to June 15, 2016, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

NORTHERN ENGAGE360TM FUND
Selected per share data	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.03	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.09	0.05
Net realized and unrealized gains (losses)	(1.24)	(0.14)	0.13
Total from Investment Operations	(1.09)	(0.05)	0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.16)	(0.09)	(0.01)
From net realized gains	–	– (2)	–
Total Distributions Paid	(0.16)	(0.09)	(0.01)
Net Asset Value, End of Period	$8.78	$10.03	$10.17
Total Return(3)	(11.22)%	(0.36)%	1.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$245,669	$229,838	$98,123
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits(5)	0.70%	0.70%	0.70%
Expenses, before reimbursements and credits	0.80%	0.88%	1.08%
Net investment income, net of reimbursements and credits(5)	1.57%	1.60%	1.54	%(6)
Net investment income, before reimbursements and credits	1.47%	1.42%	1.16	%(6)
Portfolio Turnover Rate	32.99%	48.63%	7.21%

(1)	Commenced investment operations on November 20, 2017.
(2)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.
(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.
(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, $11,000 and $2,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019 and for the period from November 20, 2017 (commencement of operations) to March 31, 2018, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(6)	As the Fund commenced investment operations on November 20, 2017, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$9.05	$9.68	$9.32	$8.89	$9.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.52	0.51	0.55	0.53	0.35
Net realized and unrealized gains (losses)	(1.70)	(0.85)	0.30	0.03	(0.55	)(1)
Total from Investment Operations	(1.18)	(0.34)	0.85	0.56	(0.20)
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.25)	(0.29)	(0.49)	(0.13)	–
Return of capital	–	–	–	– (3)	(0.06)
Total Distributions Paid	(0.25)	(0.29)	(0.49)	(0.13)	(0.06)
Net Asset Value, End of Year	$7.62	$9.05	$9.68	$9.32	$8.89
Total Return(4)	(13.20)%	(3.39)%	9.30%	6.32%	(2.25)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$132,714	$174,193	$189,630	$98,397	$66,299
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.94%	0.95%	0.94%	0.95%	0.95%
Expenses, before reimbursements and credits	1.02%	1.05%	1.05%	1.14%	1.11%
Net investment income, net of reimbursements and credits(5)	5.44%	5.67%	5.36%	5.48%	5.00%
Net investment income, before reimbursements and credits	5.36%	5.57%	5.25%	5.29%	4.84%
Portfolio Turnover Rate	73.25%	82.84%	99.56%	210.59%	203.48%

(1)	The Fund received reimbursements from Northern Trust Investments, Inc. of approximately $52,000. The reimbursements represents less than $0.01 per share and had no effect on the Fund’s total return.
(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(3)	Per share amounts from distributions paid from return of capital were less than $0.01 per share.
(4)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(5)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $11,000, $13,000, $8,000 and $5,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018, 2017 and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2020	2019	2018	2017		2016
Net Asset Value, Beginning of Year	$9.56	$9.81	$10.01	$9.01		$10.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.63	0.60	0.63	0.63		0.51
Net realized and unrealized gains (losses)	(1.59)	(0.25)	(0.20)	0.91		(1.03)
Total from Investment Operations	(0.96)	0.35	0.43	1.54		(0.52)
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.63)	(0.60)	(0.63)	(0.54)		(0.54)
From net realized gains	–	–	–	–		(0.05)
Total Distributions Paid	(0.63)	(0.60)	(0.63)	(0.54)		(0.59)
Net Asset Value, End of Year	$7.97	$9.56	$9.81	$10.01		$9.01
Total Return(2)	(10.79)%	3.75%	4.37%	17.41%		(5.19)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$214,288	$365,996	$265,410	$322,859		$402,408
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.86%	0.86%	0.86%	0.87	%(4)	0.90%
Expenses, before reimbursements and credits	0.95%	0.98%	0.99%	0.99	%(4)	0.99%
Net investment income, net of reimbursements and credits(3)	6.57%	6.23%	6.26%	6.51	%(4)	5.51%
Net investment income, before reimbursements and credits	6.48%	6.11%	6.13%	6.39	%(4)	5.42%
Portfolio Turnover Rate	63.55%	80.62%	66.18%	92.50%		73.41%

(1)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(2)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $18,000, $31,000, $18,000, $25,000, and 29,000, which represent less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020, 2019, 2018, 2017, and 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(4)

Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.85%. Prior to June 15, 2016, the expense limitation had been 0.90%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.8% (1)

Argentina – 0.3%

Globant S.A. *	4,650	$409

MercadoLibre, Inc. *	1,030	503
		912

Brazil – 6.5%

Ambev S.A. ADR *	1,051,926	2,420

B3 S.A. – Brasil Bolsa Balcao	135,100	926

Banco do Brasil S.A. *	179,300	958

CVC Brasil Operadora e Agencia de Viagens S.A.	201,200	437

Ez Tec Empreendimentos e Participacoes S.A.	26,700	153

Hapvida Participacoes e Investimentos S.A. (2)	65,000	531

Lojas Renner S.A.	78,800	510

Magazine Luiza S.A.	222,100	1,683

Natura & Co. Holding S.A. *	877,064	4,387

Notre Dame Intermedica Participacoes S.A.	159,200	1,368

Petroleo Brasileiro S.A. ADR (New York Exchange) *	188,578	1,037

Raia Drogasil S.A. *	11,300	220

Suzano S.A.	802,553	5,540

TOTVS S.A. *	35,700	320

Vale S.A. ADR *	129,740	1,076

WEG S.A.	31,900	205

XP, Inc., Class A *	5,300	102
		21,873

China – 23.3%

Aier Eye Hospital Group Co. Ltd., Class A	143,056	798

Alibaba Group Holding Ltd. *	120,900	2,844

Alibaba Group Holding Ltd. ADR *	72,428	14,086

Anhui Conch Cement Co. Ltd., Class H	620,000	4,286

ANTA Sports Products Ltd.	164,000	1,185

Baidu, Inc. ADR *	31,722	3,197

Centre Testing International Group Co. Ltd., Class A	357,800	771

China Construction Bank Corp., Class H	710,000	579

China Feihe Ltd. *	74,000	132

China International Capital Corp. Ltd., Class H (2)	298,400	480

China International Travel Service Corp. Ltd., Class A	11,500	110

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.8% (1) – continued

China – 23.3% – continued

China Merchants Bank Co. Ltd., Class H	364,000	$1,634

China Vanke Co. Ltd., Class H	393,100	1,288

CITIC Securities Co. Ltd., Class H	768,000	1,398

Country Garden Services Holdings Co. Ltd.	108,000	436

Dongfeng Motor Group Co. Ltd., Class H	4,652,000	3,050

Gree Electric Appliances, Inc. of Zhuhai, Class A	17,600	130

Hangzhou Tigermed Consulting Co. Ltd., Class A	24,800	223

Huatai Securities Co. Ltd., Class H(2)	404,600	599

Industrial & Commercial Bank of China Ltd., Class H	808,000	551

JD.com, Inc. ADR *	91,800	3,718

Jiangsu Hengli Hydraulic Co. Ltd., Class A	203,500	1,772

Jiangsu Hengrui Medicine Co. Ltd., Class A	37,700	491

Kweichow Moutai Co. Ltd., Class A	7,400	1,163

Li Ning Co. Ltd.	611,500	1,774

Meituan Dianping, Class B *	57,700	693

NetEase, Inc. ADR	13,921	4,468

Ping An Healthcare and Technology Co. Ltd. (2)*	166,200	1,542

Ping An Insurance Group Co. of China Ltd., Class H	451,500	4,417

Shanghai International Airport Co. Ltd., Class A	22,000	189

Sunny Optical Technology Group Co. Ltd.	97,400	1,299

TAL Education Group ADR *	15,100	804

Tencent Holdings Ltd.	218,100	10,635

Want Want China Holdings Ltd.	4,857,000	3,504

Will Semiconductor Ltd., Class A	15,400	337

Wuliangye Yibin Co. Ltd., Class A	92,000	1,501

Wuxi Biologics Cayman, Inc. (2)*	98,000	1,263

Yonyou Network Technology Co. Ltd., Class A	31,300	179

Yum China Holdings, Inc.	11,900	507

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	1,041,000	755
		78,788

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.8% (1) – continued

Egypt – 1.6%

Commercial International Bank Egypt S.A.E.	1,417,368	$5,292

Commercial International Bank Egypt S.A.E. GDR (Registered)	73,430	266
		5,558

France – 0.1%

Airbus S.E.	2,555	166

LVMH Moet Hennessy Louis Vuitton S.E.	366	136

Teleperformance	976	203
		505

Greece – 0.1%

OPAP S.A.	23,495	181

Hong Kong – 4.3%

AIA Group Ltd.	339,600	3,055

Alibaba Health Information Technology Ltd. *	365,000	606

China Mobile Ltd. (Hong Kong Exchange)	1,037,502	7,838

China Overseas Land & Investment Ltd.	1,024,000	3,160
		14,659

Hungary – 0.4%

OTP Bank Nyrt.	11,991	348

Richter Gedeon Nyrt.	59,226	1,117
		1,465

India – 8.2%

Asian Paints Ltd.	76,566	1,671

Dr. Reddy’s Laboratories Ltd. ADR	11,470	463

Escorts Ltd.	18,296	160

HDFC Bank Ltd.	70,453	793

HDFC Bank Ltd. ADR	53,508	2,058

Hero MotoCorp Ltd.	160,744	3,364

Hindustan Unilever Ltd.	78,959	2,377

Housing Development Finance Corp. Ltd.	41,232	881

ICICI Bank Ltd.	89,848	393

ICICI Bank Ltd. ADR	182,599	1,552

Maruti Suzuki India Ltd.	10,319	578

Reliance Industries Ltd.	197,049	2,900

Tata Consultancy Services Ltd.	411,287	9,856

Tata Consumer Products Ltd.	15,279	59

UltraTech Cement Ltd.	11,357	483
		27,588

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.8% (1) – continued

Indonesia – 0.5%

Bank Central Asia Tbk PT	316,200	$534

Bank Rakyat Indonesia Persero Tbk PT	4,393,600	808

Bank Tabungan Pensiunan Nasional Syariah Tbk PT *	2,679,000	349
		1,691

Japan – 0.6%

Anritsu Corp.	36,200	672

Keyence Corp.	2,480	800

Sony Corp.	10,000	595
		2,067

Mexico – 5.4%

Alfa S.A.B. de C.V., Class A	4,404,988	1,177

America Movil S.A.B. de C.V. ADR	425,801	5,016

Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	32,924	111

Grupo Bimbo S.A.B. de C.V., Series A	999,760	1,466

Grupo Financiero Banorte S.A.B. de C.V., Series O	478,300	1,310

Grupo Mexico S.A.B. de C.V., Series B	777,000	1,441

Telesites S.A.B. de C.V. *	280,568	184

Wal-Mart de Mexico S.A.B. de C.V.	3,155,600	7,435
		18,140

Netherlands – 0.2%

ASML Holding N.V.	2,638	701

Peru – 0.3%

Credicorp Ltd.	400	57

Southern Copper Corp.	36,660	1,033
		1,090

Philippines – 0.3%

Ayala Land, Inc.	374,000	224

BDO Unibank, Inc.	137,710	282

SM Prime Holdings, Inc.	529,700	297

Universal Robina Corp.	85,440	175
		978

Poland – 0.1%

Dino Polska S.A. (2)*	7,440	291

Russia – 1.3%

LUKOIL PJSC ADR	14,600	870

MMC Norilsk Nickel PJSC ADR	44,167	1,094

Sberbank of Russia PJSC ADR (London Exchange)	262,529	2,487
		4,451

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.8% (1) – continued

Saudi Arabia – 0.2%

Arab National Bank	32,641	$159

Jarir Marketing Co.	2,708	92

Riyad Bank	66,052	263

Saudi Industrial Investment Group	15,099	63

Saudi Telecom Co.	7,333	171
		748

Singapore – 0.0%

Sea Ltd. ADR *	3,470	154

South Africa – 3.8%

Barloworld Ltd.	495,158	1,786

Bidvest Group (The) Ltd.	358,814	2,926

Clicks Group Ltd.	29,398	423

FirstRand Ltd.	68,488	154

Naspers Ltd., Class N	30,498	4,333

Standard Bank Group Ltd.	312,706	1,788

Truworths International Ltd.	970,946	1,354
		12,764

South Korea – 15.0%

Amorepacific Corp.	31,937	4,402

Hyundai Mobis Co. Ltd.	16,330	2,249

Hyundai Motor Co.	70,712	5,095

LG Household & Health Care Ltd.	965	883

NAVER Corp.	12,819	1,763

NCSoft Corp.	659	349

NICE Information Service Co. Ltd.	13,361	145

Orion Corp.	46,083	4,331

POSCO	26,078	3,422

Samsung Electronics Co. Ltd.	554,674	21,557

Shinhan Financial Group Co. Ltd.	11,071	258

SK Hynix, Inc.	95,584	6,466
		50,920

Sweden – 0.1%

Atlas Copco AB, Class A	7,098	239

Switzerland – 0.3%

Logitech International S.A. (Registered)	7,370	319

Nestle S.A. (Registered)	6,482	668
		987

Taiwan – 12.7%

Accton Technology Corp.	70,000	371

Airtac International Group	82,183	1,205

Catcher Technology Co. Ltd.	294,000	1,869

CTBC Financial Holding Co. Ltd.	687,000	407

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 90.8% (1) – continued

Taiwan – 12.7% – continued

Hon Hai Precision Industry Co. Ltd.	1,907,796	$4,411

Largan Precision Co. Ltd.	35,000	4,351

MediaTek, Inc.	164,000	1,747

President Chain Store Corp.	36,000	337

Realtek Semiconductor Corp.	267,000	1,930

Taiwan Semiconductor Manufacturing Co. Ltd.	1,670,952	14,915

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	185,500	8,865

Win Semiconductors Corp.	158,000	1,352

Wiwynn Corp.	56,000	1,279
		43,039

Thailand – 0.7%

CP ALL PCL (Registered)	1,301,871	2,420

Turkey – 1.3%

BIM Birlesik Magazalar A.S.	18,975	143

KOC Holding A.S.	73,781	150

Turk Telekomunikasyon A.S. *	637,636	632

Turkcell Iletisim Hizmetleri A.S.	1,793,448	3,349
		4,274

United Arab Emirates – 0.6%

Emaar Properties PJSC	3,281,852	1,944

United States – 2.6%

Estee Lauder (The) Cos., Inc., Class A	1,200	191

Facebook, Inc., Class A *	2,740	457

Mastercard, Inc., Class A	4,230	1,022

Microsoft Corp.	17,360	2,738

NIKE, Inc., Class B	1,670	138

NVIDIA Corp.	2,855	753

Tenaris S.A. ADR	143,506	1,729

Visa, Inc., Class A	10,000	1,611
		8,639
Total Common Stocks
(Cost $296,134)		307,066

PREFERRED STOCKS – 3.5% (1)

Brazil – 2.4%

Gerdau S.A. ADR, 1.32% (3)	50,600	97

Itau Unibanco Holding S.A. ADR, 0.94% (3)	860,719	3,865

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 3.5% (1) – continued

Brazil – 2.4% – continued

Lojas Americanas S.A. *	983,595	$3,441

Petroleo Brasileiro S.A. ADR, 0.00% (3)(4)	135,070	728
		8,131

Colombia – 0.4%

Bancolombia S.A. ADR, 4.75% (3)	55,896	1,395

South Korea – 0.7%

Samsung Electronics Co. Ltd., 3.59% (3)	75,018	2,449
Total Preferred Stocks
(Cost $13,836)		11,975

INVESTMENT COMPANIES – 4.3%

iShares Core MSCI Emerging Markets ETF	97,400	3,942

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (5)(6)	10,655,574	10,656
Total Investment Companies
(Cost $14,598)		14,598

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.6%

U.S. Treasury Bill, 1.47%, 7/16/20 (7)(8)	$1,990	$1,989
Total Short-Term Investments
(Cost $1,981)		1,989

Total Investments – 99.2%
(Cost $326,549)		335,628

Other Assets less Liabilities – 0.8%		2,742
Net Assets – 100.0%		$338,370

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(4)	Current yield is less than 0.01%.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2020 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

ETF – Exchange-Traded Fund

GDR – Global Depositary Receipt

MSCI – Morgan Stanley Capital International

PCL – Public Company Limited

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
MSCI Emerging Markets Index	110	$4,636	Long	6/20	$191

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	11.8%
Consumer Discretionary	16.6
Consumer Staples	12.1
Energy	2.3
Financials	13.7
Health Care	2.6
Industrials	3.8
Information Technology	28.7
Materials	6.3
Real Estate	2.1

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	23.2%
Hong Kong Dollar	18.3
Korean Won	16.5
Taiwan Dollar	10.6
Indian Rupee	7.3
Brazilian Real	6.4
All other currencies less than 5%	17.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$912	$–	$–	$912
Brazil	21,873	–	–	21,873
China	26,780	52,008	–	78,788
Egypt	5,292	266	–	5,558
India	4,073	23,515	–	27,588
Mexico	18,140	–	–	18,140
Peru	1,090	–	–	1,090
Singapore	154	–	–	154
Taiwan	8,865	34,174	–	43,039
United States	8,639	–	–	8,639
All Other Countries (1)	–	101,285	–	101,285
Total Common Stocks	95,818	211,248	–	307,066
Preferred Stocks:
South Korea	–	2,449	–	2,449
All Other Countries (1)	9,526	–	–	9,526
Total Preferred Stocks	9,526	2,449	–	11,975
Investment Companies	14,598	–	–	14,598
Short-Term Investments	–	1,989	–	1,989
Total Investments	$119,942	$215,686	$–	$335,628

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$191	$–	$–	$191

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1)

Argentina – 1.2%

Globant S.A. *	5,021	$441

MercadoLibre, Inc. *	11,765	5,748

YPF S.A. ADR	89,751	375
		6,564

Australia – 2.6%

Appen Ltd.	27,680	344

Beach Energy Ltd.	703,572	515

Charter Hall Group	101,127	421

CSL Ltd.	60,113	10,905

Magellan Financial Group Ltd.	7,841	207

Mineral Resources Ltd.	61,427	524

Northern Star Resources Ltd.	57,920	371

OZ Minerals Ltd.	59,575	277

Saracen Mineral Holdings Ltd. *	167,444	377

Seven Group Holdings Ltd.	31,568	225

Shopping Centres Australasia Property Group	121,376	173
		14,339

Austria – 0.1%

Erste Group Bank A.G. *	42,131	781

Belgium – 0.5%

Ageas	42,041	1,749

Ontex Group N.V.	11,343	198

Warehouses De Pauw – C.V.A.	25,659	738
		2,685

Canada – 6.5%

ARC Resources Ltd.	83,530	240

B2Gold Corp.	170,646	517

Barrick Gold Corp.	153,603	2,823

Cameco Corp.	58,994	451

Canada Goose Holdings, Inc. *	14,260	284

Canadian Apartment Properties REIT	11,649	353

Canadian Imperial Bank of Commerce	14,597	851

Canadian Pacific Railway Ltd.	38,661	8,490

Canadian Western Bank	19,345	266

Finning International, Inc.	23,329	250

Kinross Gold Corp. *	253,132	1,007

Kirkland Lake Gold Ltd.	9,159	270

Lululemon Athletica, Inc. *	46,488	8,812

Manulife Financial Corp.	77,357	971

Maple Leaf Foods, Inc.	8,012	145

Norbord, Inc.	5,751	68

Northland Power, Inc.	25,767	514

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

Canada – 6.5% – continued

Pan American Silver Corp.	24,636	$354

Parex Resources, Inc. *	47,452	401

Real Matters, Inc. *	37,281	371

Ritchie Bros. Auctioneers, Inc.	4,405	151

Shopify, Inc., Class A *	17,716	7,386

Stantec, Inc.	20,192	516

Tamarack Valley Energy Ltd. *	50,417	17

TFI International, Inc.	16,712	369

Tourmaline Oil Corp.	46,404	285

Tricon Capital Group, Inc.	56,927	279
		36,441

China – 2.8%

Baidu, Inc. ADR *	26,395	2,660

Beijing Capital International Airport Co. Ltd., Class H	758,000	482

China Telecom Corp. Ltd., Class H	6,170,259	1,862

Dongfeng Motor Group Co. Ltd., Class H	2,941,530	1,928

Sinopharm Group Co. Ltd., Class H	232,358	521

Tencent Holdings Ltd.	167,105	8,148
		15,601

Czech Republic – 0.0%

O2 Czech Republic A.S.	16,687	152

Denmark – 1.6%

AP Moller – Maersk A/S, Class B	2,224	1,995

Bavarian Nordic A/S *	10,063	161

Dfds A/S *	8,025	183

Drilling Co. of 1972 (The) A/S *	3,061	59

DSV PANALPINA A/S	59,289	5,399

GN Store Nord A/S	11,893	532

Royal Unibrew A/S	4,747	343
		8,672

Finland – 0.7%

Adapteo OYJ *	22,530	193

Kemira OYJ	26,752	260

Nokia OYJ	652,781	2,049

Outotec OYJ	77,942	291

TietoEVRY OYJ	15,645	340

Valmet OYJ	27,367	537
		3,670

France – 8.9%

Air France-KLM *	171,998	960

Alstom S.A.	9,162	383

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

France – 8.9% – continued

Alten S.A.	7,551	$543

Arkema S.A.	7,045	487

BNP Paribas S.A.	136,929	4,128

Carrefour S.A.	85,343	1,352

Cie de Saint-Gobain	130,049	3,162

Danone S.A.	25,850	1,667

Eiffage S.A.	9,882	700

Engie S.A.	177,019	1,831

EssilorLuxottica S.A.	47,823	5,188

EssilorLuxottica S.A. (Euronext Exchange)	560	60

Faurecia S.E.	11,883	356

Korian S.A.	14,754	459

La Francaise des Jeux S.A.E.M *	10,358	258

LVMH Moet Hennessy Louis Vuitton S.E.	21,560	8,003

Nexans S.A.	13,770	409

Nexity S.A.	11,054	341

Pernod Ricard S.A.	34,845	4,956

Renault S.A.	47,213	917

Rexel S.A.	218,075	1,625

Rubis S.C.A.	5,526	231

Safran S.A.	1,050	92

Savencia S.A.	17,938	955

SCOR S.E.	8,117	179

Societe Generale S.A.	98,855	1,663

SOITEC *	3,882	280

Teleperformance	6,909	1,442

TOTAL S.A.	164,121	6,364

Vinci S.A.	1,529	126

Worldline S.A./France (2)*	7,326	431
		49,548

Germany – 5.2%

Allianz S.E. (Registered)	3,562	614

alstria office REIT-A.G.	42,710	615

BASF S.E.	83,770	4,049

Bayer A.G. (Registered)	36,226	2,126

Bechtle A.G.	4,783	624

Carl Zeiss Meditec A.G. (Bearer)	7,122	692

CECONOMY A.G. *	138,922	304

Daimler A.G. (Registered)	67,753	2,078

Deutsche Lufthansa A.G. (Registered)	108,920	1,040

Deutsche Pfandbriefbank A.G.	42,722	328

Deutsche Post A.G. (Registered)	95,454	2,634

Draegerwerk A.G. & Co. KGaA	16,790	1,245

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

Germany – 5.2% – continued

Encavis A.G.	21,261	$216

Fraport A.G. Frankfurt Airport Services Worldwide	5,981	243

Gerresheimer A.G.	5,777	369

HelloFresh S.E. *	20,268	682

Infineon Technologies A.G.	122,988	1,842

KION Group A.G.	8,487	373

METRO A.G.	44,973	389

Rheinmetall A.G.	3,651	261

RTL Group S.A.	21,727	734

RWE A.G.	18,698	501

Salzgitter A.G.	16,434	195

SAP S.E.	21,586	2,479

Siemens A.G. (Registered)	36,485	3,140

Suedzucker A.G.	29,050	421

TAG Immobilien A.G. *	33,800	671
		28,865

Hong Kong – 2.9%

AIA Group Ltd.	765,600	6,888

China High Precision Automation Group Ltd. (3)*	982,000	–

China Merchants Port Holdings Co. Ltd.	70,052	80

China Mobile Ltd.	155,000	1,171

China Mobile Ltd. (Hong Kong Exchange)	562,636	4,251

China Unicom Hong Kong Ltd.	3,289,983	1,885

CK Asset Holdings Ltd.	244,520	1,330

Melco International Development Ltd.	183,000	263

Towngas China Co. Ltd. *	518,000	256

Xinyi Glass Holdings Ltd.	248,000	282
		16,406

India – 0.9%

HDFC Bank Ltd. ADR	129,622	4,985

Ireland – 4.2%

Accenture PLC, Class A	48,416	7,904

AIB Group PLC *	599,271	670

Bank of Ireland Group PLC	433,869	821

Dalata Hotel Group PLC	56,815	154

Experian PLC	293,637	8,174

ICON PLC *	24,038	3,269

Ryanair Holdings PLC ADR *	37,138	1,972

UDG Healthcare PLC	70,578	552
		23,516

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

Isle of Man – 0.1%

GVC Holdings PLC	49,899	$346

Israel – 0.0%

Israel Discount Bank Ltd., Class A	68,852	204

Italy – 3.4%

ACEA S.p.A.	33,156	527

Amplifon S.p.A.	21,490	441

Assicurazioni Generali S.p.A.	89,356	1,217

Banca Mediolanum S.p.A.	31,364	160

BPER Banca	166,291	511

Buzzi Unicem S.p.A.	28,192	516

DiaSorin S.p.A.	3,999	531

Eni S.p.A.	325,597	3,292

Ferrari N.V.	30,370	4,720

Infrastrutture Wireless Italiane S.p.A.	47,203	513

Interpump Group S.p.A.	11,462	276

Saipem S.p.A. *	365,020	897

UniCredit S.p.A.	700,363	5,484
		19,085

Japan – 15.2%

Adastria Co. Ltd.	18,700	210

Advantest Corp.	7,300	293

Anritsu Corp.	27,400	509

ASKUL Corp.	6,300	187

BayCurrent Consulting, Inc.	4,600	215

Benesse Holdings, Inc.	15,995	407

Canon, Inc.	43,837	957

Capcom Co. Ltd.	16,900	529

Chiyoda Corp. *	82,661	161

Citizen Watch Co. Ltd.	197,743	701

Daihen Corp.	10,200	273

Dai-ichi Life Holdings, Inc.	146,390	1,752

Daiseki Co. Ltd.	13,700	291

DeNA Co. Ltd.	78,521	860

Denka Co. Ltd.	10,600	223

Dip Corp.	18,500	298

Eiken Chemical Co. Ltd.	27,000	492

Eisai Co. Ltd.	13,923	1,022

FANUC Corp.	24,600	3,336

Fuji Corp.	21,600	330

Fuji Media Holdings, Inc.	43,688	436

Fujitsu Ltd.	12,779	1,153

FULLCAST Holdings Co. Ltd.	16,400	187

Fuso Chemical Co. Ltd.	9,700	272

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

Japan – 15.2% – continued

Gree, Inc.	180,210	$696

Honda Motor Co. Ltd.	182,376	4,102

Inpex Corp.	277,151	1,558

Internet Initiative Japan, Inc.	11,700	384

Invincible Investment Corp.	859	192

Japan Lifeline Co. Ltd.	20,800	262

JGC Holdings Corp.	151,222	1,213

JSR Corp.	116,766	2,151

Kanamoto Co. Ltd.	12,600	245

Kenedix Office Investment Corp.	69	361

Keyence Corp.	20,220	6,525

Komatsu Ltd.	57,800	951

Kumagai Gumi Co. Ltd.	12,600	291

Lasertec Corp.	20,100	940

Lintec Corp.	2,800	59

Maeda Corp.	46,000	339

Makino Milling Machine Co. Ltd.	7,700	203

Matsumotokiyoshi Holdings Co. Ltd.	12,100	444

Mitsubishi Estate Co. Ltd.	103,913	1,532

Mitsubishi Heavy Industries Ltd.	52,897	1,338

Mitsubishi Motors Corp.	289,780	821

Mitsubishi Shokuhin Co. Ltd.	56,600	1,459

Mitsubishi UFJ Financial Group, Inc.	822,192	3,067

Murata Manufacturing Co. Ltd.	33,500	1,696

NET One Systems Co. Ltd.	18,500	385

Nichirei Corp.	13,500	383

Nikon Corp.	132,076	1,220

Nippon Accommodations Fund, Inc.	100	541

Nippon Suisan Kaisha Ltd.	95,400	422

Nippon Television Holdings, Inc.	80,583	900

Nissan Motor Co. Ltd.	342,999	1,132

Nitto Denko Corp.	31,361	1,400

Nomura Holdings, Inc.	377,075	1,597

North Pacific Bank Ltd.	154,700	292

Open House Co. Ltd.	20,000	411

PALTAC CORPORATION	11,500	574

Penta-Ocean Construction Co. Ltd.	83,000	437

Rengo Co. Ltd.	74,900	585

Resona Holdings, Inc.	576,924	1,736

Resorttrust, Inc.	18,400	180

Sankyu, Inc.	7,500	280

Sanwa Holdings Corp.	41,100	321

Sawai Pharmaceutical Co. Ltd.	9,000	482

Seino Holdings Co. Ltd.	34,000	369

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

Japan – 15.2% – continued

Shiga Bank (The) Ltd.	17,700	$421

Shimamura Co. Ltd.	29,040	1,754

Ship Healthcare Holdings, Inc.	10,700	439

Sompo Holdings, Inc.	24,800	767

Starts Corp., Inc.	14,000	260

Sumitomo Forestry Co. Ltd.	22,100	283

Sumitomo Mitsui Financial Group, Inc.	172,035	4,180

Sumitomo Mitsui Trust Holdings, Inc.	70,780	2,045

Sushiro Global Holdings Ltd.	28,600	421

T&D Holdings, Inc.	322,282	2,631

Taiyo Yuden Co. Ltd.	14,400	381

Takasago Thermal Engineering Co. Ltd.	21,900	339

Takeda Pharmaceutical Co. Ltd.	213,546	6,535

THK Co. Ltd.	50,109	1,023

TIS, Inc.	50,800	840

Toda Corp.	47,700	278

Tokyo Steel Manufacturing Co. Ltd.	51,800	324

Toyo Tire Corp.	35,700	410

Yamato Kogyo Co. Ltd.	12,600	216

Z Holdings Corp.	439,340	1,413

Zenkoku Hosho Co. Ltd.	16,300	512
		85,042

Jersey – 0.0%

Centamin PLC	159,991	235

Jordan – 0.1%

Hikma Pharmaceuticals PLC	23,989	605

Malaysia – 0.1%

CIMB Group Holdings Bhd.	889,388	733

Mexico – 0.8%

Grupo Financiero Banorte S.A.B. de C.V., Series O	136,524	374

Wal-Mart de Mexico S.A.B. de C.V.	1,804,396	4,251
		4,625

Netherlands – 4.0%

ABN AMRO Bank N.V. – C.V.A. (2)	199,178	1,635

Akzo Nobel N.V.	31,105	2,051

Argenx S.E. *	2,525	341

ASM International N.V.	8,095	810

ASML Holding N.V. (Registered)	25,249	6,606

ASR Nederland N.V.	17,510	441

Euronext N.V.	9,967	742

Flow Traders	11,485	346

ING Groep N.V.	658,367	3,449

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

Netherlands – 4.0% – continued

Intertrust N.V.	23,071	$289

PostNL N.V.	387,462	487

Royal Dutch Shell PLC, Class B	217,275	3,643

SBM Offshore N.V.	30,707	405

TKH Group N.V. – C.V.A.	5,672	158

VEON Ltd. ADR	438,962	663
		22,066

New Zealand – 0.0%

Summerset Group Holdings Ltd.	68,704	222

Norway – 0.6%

Bakkafrost P/F	6,207	295

Equinor ASA	132,248	1,666

Norsk Hydro ASA	665,095	1,445

Sparebanken Vest	40,954	194
		3,600

Russia – 0.5%

Gazprom PJSC ADR	288,724	1,330

LUKOIL PJSC ADR	7,561	451

Sberbank of Russia PJSC ADR	91,423	866
		2,647

Singapore – 0.1%

Frasers Logistics & Industrial Trust	601,700	375

South Africa – 0.3%

Gold Fields Ltd. ADR	151,681	721

Impala Platinum Holdings Ltd.	103,297	436

MTN Group Ltd.	173,223	467
		1,624

South Korea – 2.7%

AfreecaTV Co. Ltd.	6,678	285

Douzone Bizon Co. Ltd.	7,854	517

F&F Co. Ltd.	4,034	306

GS Home Shopping, Inc.	2,015	174

KB Financial Group, Inc.	71,607	1,998

KT Corp. ADR	212,378	1,652

Lotte Confectionery Co. Ltd.	781	67

Maeil Dairies Co. Ltd.	5,310	297

Partron Co. Ltd.	27,419	169

Samsung Electronics Co. Ltd.	78,741	3,060

Samsung Engineering Co. Ltd. *	26,900	221

Seegene, Inc.	18,460	1,690

SFA Engineering Corp.	11,694	296

Shinhan Financial Group Co. Ltd.	72,577	1,689

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

South Korea – 2.7% – continued

SK Telecom Co. Ltd.	13,501	$1,954

SL Corp.	14,278	153

Soulbrain Co. Ltd.	9,749	502
		15,030

Spain – 1.7%

Amadeus IT Group S.A.	86,073	4,082

Applus Services S.A.	20,740	133

Banco Bilbao Vizcaya Argentaria S.A.	357,060	1,141

Bankinter S.A.	34,657	127

CaixaBank S.A. (OTC Exchange)	1,536,064	2,865

Cia de Distribucion Integral Logista Holdings S.A.	22,185	356

Indra Sistemas S.A. *	26,048	215

Masmovil Ibercom S.A. *	27,255	433

Merlin Properties Socimi S.A.	48,459	366
		9,718

Sweden – 1.6%

Atlas Copco AB, Class A	159,560	5,363

Evolution Gaming Group AB	24,729	842

Getinge AB, Class B	23,865	458

Nordic Entertainment Group AB, Class B	9,534	201

Peab AB, Class B	41,059	296

Stillfront Group AB *	11,472	512

Swedbank AB, Class A	36,367	406

Wihlborgs Fastigheter AB	48,408	674
		8,752

Switzerland – 10.3%

ABB Ltd. (Registered)	178,522	3,139

Adecco Group A.G. (Registered)	70,843	2,795

Alcon, Inc. *	131,030	6,687

Barry Callebaut A.G. (Registered)	126	253

Bucher Industries A.G. (Registered)	1,192	317

Cembra Money Bank A.G.	2,720	251

Chubb Ltd.	49,235	5,499

Cie Financiere Richemont S.A. (Registered)	39,312	2,155

Coca-Cola HBC A.G. – CDI *	14,279	307

Forbo Holding A.G. (Registered)	306	371

Galenica A.G. *	8,250	564

Geberit A.G. (Registered)	8,512	3,755

Helvetia Holding A.G. (Registered)	2,392	206

Julius Baer Group Ltd. *	65,920	2,251

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

Switzerland – 10.3% – continued

LafargeHolcim Ltd. (Registered) (Euronext Exchange) *	76,623	$2,801

Logitech International S.A. (Registered)	26,669	1,154

Nestle S.A. (Registered)	77,408	7,978

Novartis A.G. (Registered)	37,362	3,088

PSP Swiss Property A.G. (Registered)	5,638	705

Roche Holding A.G. (Genusschein)	5,231	1,701

Sika A.G. (Registered)	36,064	5,967

Straumann Holding A.G. (Registered)	400	298

Sulzer A.G. (Registered)	5,352	338

Swiss Life Holding A.G. (Registered)	2,289	779

UBS Group A.G. (Registered)	349,854	3,270

Vontobel Holding A.G. (Registered)	9,598	472

Wizz Air Holdings PLC *	12,695	362
		57,463

Taiwan – 1.7%

Innolux Corp.	3,455,085	598

Shin Kong Financial Holding Co. Ltd. *	3,647,814	920

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	163,821	7,829
		9,347

Thailand – 0.2%

Kasikornbank PCL NVDR	495,710	1,382

United Kingdom – 10.3%

Aggreko PLC	32,982	199

Anglo American PLC	83,639	1,462

Ashmore Group PLC	106,531	470

AstraZeneca PLC	21,281	1,901

Atlantica Yield PLC	13,094	292

Auto Trader Group PLC (2)	79,349	431

Avast PLC	69,525	338

Aviva PLC	336,403	1,117

B&M European Value Retail S.A.	85,008	290

Babcock International Group PLC	231,728	1,098

Barclays PLC	2,207,842	2,565

Beazley PLC	42,708	207

Bellway PLC	7,421	198

BP PLC	951,912	4,050

British American Tobacco PLC	88,879	3,035

British Land (The) Co. PLC	170,572	710

BT Group PLC	994,314	1,450

Cairn Energy PLC *	258,096	247

Centrica PLC	1,351,979	636

Clinigen Group PLC	37,351	250

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

United Kingdom – 10.3% – continued

Coca-Cola European Partners PLC	12,749	$478

Compass Group PLC	33,591	525

Computacenter PLC	30,305	537

Cranswick PLC	9,731	446

Diageo PLC	584	19

Electrocomponents PLC	42,807	273

Future PLC	26,315	326

HomeServe PLC	37,481	491

Howden Joinery Group PLC	47,201	299

HSBC Holdings PLC	4,114	23

Intermediate Capital Group PLC	26,421	293

J Sainsbury PLC	934,285	2,433

JD Sports Fashion PLC	67,798	390

Johnson Matthey PLC	39,246	872

Kingfisher PLC	759,358	1,368

Land Securities Group PLC	114,208	787

Linde PLC	14,304	2,581

LondonMetric Property PLC	156,162	341

Marks & Spencer Group PLC	508,055	624

Micro Focus International PLC	95,510	472

National Express Group PLC	104,782	266

OneSavings Bank PLC	113,245	351

Premier Foods PLC *	758,508	228

Prudential PLC	125,696	1,605

Redrow PLC	68,656	306

RELX PLC	90,001	1,929

Rio Tinto PLC	9,889	454

Rolls-Royce Holdings PLC	502,089	2,113

Safestore Holdings PLC	85,806	681

Smith & Nephew PLC	381,066	6,762

Spirent Communications PLC	142,077	370

SSE PLC	54,015	872

Standard Chartered PLC	413,991	2,282

Stock Spirits Group PLC	135,716	276

Tate & Lyle PLC	77,106	626

Ultra Electronics Holdings PLC	3,474	86

UNITE Group (The) PLC	39,882	396

Vesuvius PLC	64,960	262

Vodafone Group PLC	1,408,187	1,967

WPP PLC	129,590	883
		57,239

United States – 3.3%

Mettler-Toledo International, Inc. *	7,327	5,059

Ovintiv, Inc.	101,930	280

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.1% (1) – continued

United States – 3.3% – continued

ResMed, Inc.	55,107	$8,117

STERIS PLC	35,323	4,944
		18,400
Total Common Stocks
(Cost $597,508)		530,965

PREFERRED STOCKS – 0.8% (1)

Germany – 0.8%

Volkswagen A.G., 6.56% (4)	36,523	4,351
Total Preferred Stocks
(Cost $5,363)		4,351

INVESTMENT COMPANIES – 0.3%

iShares Core MSCI EAFE ETF	12,940	646

Vanguard FTSE Developed Markets ETF	35,967	1,199
Total Investment Companies
(Cost $1,845)		1,845

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.8%

U.S. Treasury Bill, 1.47%, 7/16/20 (5)(6)	$4,460	$4,459
Total Short-Term Investments
(Cost $4,441)		4,459

Total Investments – 97.0%
(Cost $609,157)		541,620

Other Assets less Liabilities – 3.0%		16,563
Net Assets – 100.0%		$558,183

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND continued

ADR – American Depositary Receipt

CDI – CREST Depository Interest

EAFE – Europe, Australasia and the Far East

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)

MSCI EAFE Index	63	$4,912	Long	6/20	$216

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	7.1%
Consumer Discretionary	12.0
Consumer Staples	6.3
Energy	4.9
Financials	17.6
Health Care	13.7
Industrials	15.5
Information Technology	12.4
Materials	6.9
Real Estate	2.5
Utilities	1.1

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	24.9%
United States Dollar	18.6
Japanese Yen	15.8
British Pound	12.7
Swiss Franc	9.5
Hong Kong Dollar	5.5
All other currencies less than 5%	13.0

Total	100.0%

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$6,564	$–	$–	6,564
Canada	36,441	–	–	36,441
China	2,660	12,941	–	15,601
India	4,985	–	–	4,985
Ireland	13,145	10,371	–	23,516
Mexico	4,625	–	–	4,625
Netherlands	7,269	14,797	–	22,066
South Africa	721	903	–	1,624
South Korea	1,652	13,378	–	15,030
Switzerland	5,499	51,964	–	57,463
Taiwan	7,829	1,518	–	9,347
United Kingdom	770	56,469	–	57,239
United States	18,400	–	–	18,400
All Other Countries (1)	–	258,064	–	258,064
Total Common Stocks	110,560	420,405	–	530,965
Preferred Stocks (1)	–	4,351	–	4,351
Investment Companies	1,845	–	–	1,845
Short-Term Investments	–	4,459	–	4,459
Total Investments	$112,405	$429,215	$–	$541,620

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$216	$–	$–	$216

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.1% (1)

Australia – 5.0%

Atlas Arteria Ltd.	2,286,245	$7,964

Aurizon Holdings Ltd.	434,908	1,127

AusNet Services	706,734	747

Spark Infrastructure Group	9,477,129	11,301

Transurban Group (OTC Exchange)	3,191,030	23,475
		44,614

Brazil – 0.8%

CPFL Energia S.A.	557,600	2,884

Transmissora Alianca de Energia Eletrica S.A.	784,700	3,884
		6,768

Canada – 5.1%

Atco Ltd., Class I	129,600	3,589

Emera, Inc.	156,008	6,153

Enbridge, Inc.	416,808	12,137

Hydro One Ltd. (2)	865,120	15,577

Pembina Pipeline Corp.	131,400	2,465

TC Energy Corp.	132,702	5,898
		45,819

Chile – 0.3%

Aguas Andinas S.A., Class A	8,086,975	2,381

China – 0.5%

Jiangsu Expressway Co. Ltd., Class H	4,346,000	4,839

France – 8.3%

Eiffage S.A.	76,607	5,425

Eutelsat Communications S.A.	854,242	8,945

Getlink S.E.	1,131,559	13,677

Rubis S.C.A.	100,809	4,214

SES S.A.	1,207,965	7,107

Vinci S.A. (OTC Exchange)	426,923	35,326
		74,694

Germany – 1.5%

Fraport A.G. Frankfurt Airport Services Worldwide	339,366	13,774

Hong Kong – 2.6%

China Merchants Port Holdings Co. Ltd.	1,132,000	1,288

CLP Holdings Ltd.	641,500	5,897

COSCO SHIPPING Ports Ltd.	1,538,000	740

Power Assets Holdings Ltd.	2,547,000	15,174
		23,099

Italy – 12.6%

ASTM S.p.A.	278,442	4,891

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.1% (1) – continued

Italy – 12.6% continued

Atlantia S.p.A. (OTC Exchange)	1,935,546	$24,262

Hera S.p.A.	2,764,339	9,929

Italgas S.p.A.	2,044,450	11,206

Snam S.p.A.	6,812,639	31,465

Terna Rete Elettrica Nazionale S.p.A.	4,955,136	31,401
		113,154

Japan – 1.6%

Central Japan Railway Co.	19,600	3,142

East Japan Railway Co.	80,500	6,100

Tokyo Gas Co. Ltd.	201,000	4,762
		14,004

Mexico – 0.8%

ALEATICA S.A.B. de C.V.	3,216,989	2,341

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B	252,762	2,382

Promotora y Operadora de Infraestructura S.A.B. de C.V.	291,649	1,957
		6,680

Netherlands – 1.8%

Koninklijke Vopak N.V.	309,432	16,135

New Zealand – 0.1%

Auckland International Airport Ltd.	382,860	1,128

Portugal – 0.5%

REN – Redes Energeticas Nacionais SGPS S.A.	1,688,169	4,311

Spain – 3.2%

Ferrovial S.A.	1,185,975	28,479

Switzerland – 1.3%

Flughafen Zurich A.G. (Registered)	105,415	11,866

United Kingdom – 13.9%

National Grid PLC	4,136,795	48,485

Pennon Group PLC	1,439,075	19,503

Severn Trent PLC	860,391	24,267

Signature Aviation PLC	1,103,456	2,253

SSE PLC	176,576	2,850

United Utilities Group PLC	2,466,792	27,546
		124,904

United States – 34.2%

Alliant Energy Corp.	109,722	5,298

Ameren Corp.	127,070	9,255

American Electric Power Co., Inc.	94,106	7,527

American Tower Corp.	38,745	8,437

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.1% (1) – continued

United States – 34.2% continued

Atmos Energy Corp.	127,107	$12,613

Avangrid, Inc.	35,665	1,561

Avista Corp.	64,472	2,739

CenterPoint Energy, Inc.	197,506	3,051

Cheniere Energy, Inc. *	90,111	3,019

CMS Energy Corp.	72,753	4,274

Crown Castle International Corp.	138,302	19,971

CSX Corp.	523,300	29,985

Dominion Energy, Inc.	265,258	19,149

Duke Energy Corp.	170,720	13,808

Edison International	173,464	9,504

Evergy, Inc.	106,116	5,842

Eversource Energy	51,518	4,029

Kansas City Southern	35,100	4,464

Kinder Morgan, Inc.	881,012	12,264

NextEra Energy, Inc.	68,659	16,521

NiSource, Inc.	736,505	18,391

Norfolk Southern Corp.	230,439	33,644

PNM Resources, Inc.	79,585	3,024

Portland General Electric Co.	81,523	3,908

SBA Communications Corp.	5,286	1,427

Sempra Energy	92,872	10,494

SJW Group	53,800	3,108

Southwest Gas Holdings, Inc.	30,900	2,149

UGI Corp.	157,317	4,196

Union Pacific Corp.	90,431	12,754

Williams (The) Cos., Inc.	1,091,412	15,444

Xcel Energy, Inc.	73,289	4,419
		306,269
Total Common Stocks
(Cost $933,526)		842,918

MASTER LIMITED PARTNERSHIPS – 1.2%

United States – 1.2%

Enterprise Products Partners L.P.	507,034	7,251

Magellan Midstream Partners L.P.	105,384	3,845
		11,096
Total Master Limited Partnerships
(Cost $18,330)		11,096

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.4%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (3)(4)	30,333,577	$30,334
Total Investment Companies
(Cost $30,334)		30,334

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 1.47%, 7/16/20 (5)(6)	$1,750	$1,749
Total Short-Term Investments
(Cost $1,743)		1,749

Total Investments – 98.9%
(Cost $983,933)		886,097

Other Assets less Liabilities – 1.1%		10,123
Net Assets – 100.0%		$896,220

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2020 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

PLC – Public Limited Company

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued	MARCH 31, 2020

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500	36	$4,626	Long	6/20	$10

MSCI EAFE Index	49	3,820	Long	6/20	30

Total					$40

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	1.9%
Energy	9.2
Industrials	32.4
Real Estate	3.5
Utilities	53.0

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	37.2%
Euro	29.3
British Pound	14.6
Canadian Dollar	5.4
Australian Dollar	5.2
All other currencies less than 5%	8.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Brazil	$6,768	$–	$–	$6,768
Canada	45,819	–	–	45,819
Chile	2,381	–	–	2,381
Mexico	6,680	–	–	6,680
United States	306,269	–	–	306,269
All Other Countries (1)	–	475,001	–	475,001
Total Common Stocks	367,917	475,001	–	842,918
Master Limited Partnerships (1)	11,096	–	–	11,096
Investment Companies	30,334	–	–	30,334
Short-Term Investments	–	1,749	–	1,749
Total Investments	$409,347	$476,750	$–	$886,097

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$40	$–	$–	$40

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 86.3% (1)

Australia – 4.5%

BGP Holdings PLC (2)*	3,277,404	$–

Dexus	209,842	1,198

Goodman Group	176,628	1,349

Mirvac Group (OTC Exchange)	503,942	667

National Storage REIT	1,301,644	1,256
		4,470

Belgium – 2.1%

Shurgard Self Storage S.A.	30,080	894

Warehouses De Pauw – C.V.A.	40,920	1,177
		2,071

Canada – 2.3%

Allied Properties Real Estate Investment Trust	19,342	615

Boardwalk Real Estate Investment Trust	62,252	1,014

Granite Real Estate Investment Trust	15,306	632
		2,261

France – 0.6%

Gecina S.A.	2,657	352

Unibail-Rodamco-Westfield	4,325	245
		597

Germany – 4.3%

alstria office REIT-A.G.	17,537	253

Deutsche Wohnen S.E.	57,280	2,188

LEG Immobilien A.G.	7,691	869

Vonovia S.E.	19,696	971
		4,281

Hong Kong – 6.7%

CK Asset Holdings Ltd.	85,138	463

ESR Cayman Ltd. *	269,200	579

Hang Lung Properties Ltd.	545,656	1,104

Hysan Development Co. Ltd.	179,000	579

Link REIT	192,400	1,625

Sino Land Co. Ltd.	364,000	461

Sun Hung Kai Properties Ltd.	64,081	841

Swire Properties Ltd.	326,680	917
		6,569

India – 0.5%

Embassy Office Parks REIT	111,600	516

Japan – 9.0%

Advance Residence Investment Corp.	439	1,277

Daiwa House Industry Co. Ltd.	51,100	1,266

GLP J-Reit	634	713

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 86.3% (1) continued

Japan – 9.0% continued

Invesco Office J-Reit, Inc.	2,642	$346

Japan Logistics Fund, Inc.	499	1,109

Katitas Co. Ltd.	27,400	439

Kenedix Office Investment Corp.	189	990

Kenedix, Inc.	79,400	301

LaSalle Logiport REIT	314	423

MCUBS MidCity Investment Corp.	614	434

Mitsui Fudosan Co. Ltd.	56,024	969

Mitsui Fudosan Logistics Park, Inc.	93	393

Tokyu Fudosan Holdings Corp.	36,924	177
		8,837

Jersey – 0.2%

Atrium European Real Estate Ltd. *	70,653	211

Mexico – 0.3%

Corp. Inmobiliaria Vesta S.A.B. de C.V.	284,069	329

Norway – 0.7%

Entra ASA	59,220	705

Singapore – 4.1%

Ascendas India Trust	1,052,900	880

CapitaLand Commercial Trust	582,420	627

CapitaLand Ltd.	165,499	330

City Developments Ltd.	123,963	628

Keppel DC REIT	191,805	306

Keppel REIT	270,543	181

Mapletree Logistics Trust	1,005,300	1,119
		4,071

Sweden – 0.4%

Hufvudstaden AB, Class A	25,191	344

United Kingdom – 5.6%

Big Yellow Group PLC	68,472	852

Capital & Counties Properties PLC	59,891	123

Derwent London PLC	15,882	643

Grainger PLC	213,068	685

Hammerson PLC	213,873	205

Helios Towers PLC *	373,547	640

LondonMetric Property PLC	121,551	265

Shaftesbury PLC	97,149	744

Tritax Big Box REIT PLC	626,078	870

Tritax EuroBox PLC	188,419	219

UNITE Group (The) PLC	27,720	275
		5,521

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 86.3% (1) – continued

United States – 45.0%

Alexandria Real Estate Equities, Inc.	8,929	$1,224

American Homes 4 Rent, Class A	69,598	1,615

American Tower Corp.	4,066	885

Americold Realty Trust	20,069	683

AvalonBay Communities, Inc.	14,862	2,187

Boston Properties, Inc.	511	47

Brixmor Property Group, Inc.	65,433	622

CareTrust REIT, Inc.	22,306	330

CoreSite Realty Corp.	3,731	432

Corporate Office Properties Trust	25,041	554

Cousins Properties, Inc.	11,986	351

CyrusOne, Inc.	10,936	675

Digital Realty Trust, Inc.	7,200	1,000

Douglas Emmett, Inc.	20,446	624

Duke Realty Corp.	12,524	405

EPR Properties	10,682	259

Equinix, Inc.	2,583	1,613

Equity LifeStyle Properties, Inc.	18,840	1,083

Equity Residential	20,075	1,239

Essex Property Trust, Inc.	3,150	694

Farmland Partners, Inc.	25,989	158

Federal Realty Investment Trust	4,232	316

Four Corners Property Trust, Inc.	20,627	386

Healthpeak Properties, Inc.	16,408	391

Host Hotels & Resorts, Inc.	67,831	749

Industrial Logistics Properties Trust	25,740	451

Kilroy Realty Corp.	10,154	647

Medical Properties Trust, Inc.	36,704	635

MGM Growth Properties LLC, Class A	35,889	849

Mid-America Apartment Communities, Inc.	17,666	1,820

National Retail Properties, Inc.	14,090	454

Park Hotels & Resorts, Inc.	37,354	295

Pebblebrook Hotel Trust	15,201	166

Physicians Realty Trust	39,780	555

Prologis, Inc. (New York Exchange)	66,003	5,305

Public Storage (New York Exchange)	18,770	3,728

Rayonier, Inc.	14,093	332

Retail Properties of America, Inc., Class A	23,849	123

Rexford Industrial Realty, Inc.	10,310	423

Ryman Hospitality Properties, Inc.	4,907	176

Simon Property Group, Inc.	20,129	1,104

STAG Industrial, Inc.	36,575	824

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 86.3% (1) – continued

United States – 45.0% – continued

STORE Capital Corp.	41,358	$749

Sun Communities, Inc.	9,401	1,174

Urban Edge Properties	88,404	779

VICI Properties, Inc.	91,361	1,520

Vornado Realty Trust	16,749	606

Welltower, Inc. (New York Exchange)	50,213	2,299

WP Carey, Inc.	13,156	764
		44,300
Total Common Stocks
(Cost $97,105)		85,083

INVESTMENT COMPANIES – 8.1%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (3)(4)	8,004,922	8,005
Total Investment Companies
(Cost $8,005)		8,005

Total Investments – 94.4%
(Cost $105,110)		93,088

Other Assets less Liabilities – 5.6%		5,480
Net Assets – 100.0%		$98,568

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day current yield as of March 31, 2020 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Percentages shown are based on Net Assets.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	7.3%
Diversified REITs	4.5
Health Care REITs	4.9
Hotel & Resort REITs	2.6

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Industrial REITs	18.9%
Integrated Telecommunication Services	0.8
Office REITs	10.4
Real Estate Development	1.6
Real Estate Operating Companies	11.2
Residential REITs	14.5
Retail REITs	7.5
Specialized REITs	15.8

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	52.1%
Japanese Yen	10.4
Euro	8.4
Hong Kong Dollar	7.7
British Pound	6.5
Australian Dollar	5.2
All other currencies less than 5%	9.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Canada	$2,261	$–	$–	$2,261
Mexico	329	–	–	329

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
United States	$44,300	$–	$–	$44,300
All Other Countries (1)	–	38,193	–	38,193
Total Common Stocks	46,890	38,193	–	85,083
Investment Companies	8,005	–	–	8,005
Total Investments	$54,895	$38,193	$–	$93,088

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1)

Argentina – 0.0%

MercadoLibre, Inc. *	183	$89

Australia – 0.3%

BHP Group Ltd.	8,310	151

Coles Group Ltd.	27,000	255

CSL Ltd.	1,960	356

Macquarie Group Ltd.	1,376	75
		837

Austria – 0.0%

Raiffeisen Bank International A.G.	5,850	86

Belgium – 0.2%

KBC Group N.V.	484	22

Telenet Group Holding N.V.	4,449	134

UCB S.A.	4,649	404
		560

Brazil – 0.3%

Banco Bradesco S.A.	35,300	128

BR Malls Participacoes S.A.	69,000	131

Cia de Saneamento Basico do Estado de Sao Paulo *	17,100	128

Cosan S.A.	24,100	249

Qualicorp Consultoria e Corretora de Seguros S.A.	39,000	180
		816

Canada – 2.2%

Alimentation Couche-Tard, Inc., Class B	14,600	344

Bank of Montreal	6,950	351

CAE, Inc.	16,782	212

Canadian Tire Corp. Ltd., Class A	3,400	205

Constellation Software, Inc.	743	675

Enerplus Corp.	45,397	67

Fairfax Financial Holdings Ltd.	186	57

IGM Financial, Inc.	26,927	447

Kirkland Lake Gold Ltd.	3,400	100

Magna International, Inc.	12,000	383

Manulife Financial Corp.	49,800	625

Open Text Corp.	21,400	749

Quebecor, Inc., Class B	14,300	316

Sun Life Financial, Inc.	6,100	196

Suncor Energy, Inc.	16,176	258

Toronto-Dominion Bank (The)	7,900	336

Vermilion Energy, Inc.	20,789	65
		5,386

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

Chile – 0.2%

Banco Santander Chile ADR	28,454	$430

China – 3.1%

Agricultural Bank of China Ltd., Class H	398,000	159

Alibaba Group Holding Ltd. ADR *	3,148	612

Anhui Conch Cement Co. Ltd., Class H	120,500	833

Baidu, Inc. ADR *	20,941	2,111

China Construction Bank Corp., Class H	363,000	296

China Shenhua Energy Co. Ltd., Class H	292,500	555

Maanshan Iron & Steel Co. Ltd., Class H	464,000	144

Momo, Inc. ADR	5,180	112

NetEase, Inc. ADR	2,900	931

Ping An Insurance Group Co. of China Ltd., Class H	67,000	656

Tencent Holdings Ltd. ADR	2,736	134

Vipshop Holdings Ltd. ADR *	14,900	232

Weichai Power Co. Ltd., Class H	221,000	354

Yanzhou Coal Mining Co. Ltd., Class H	150,000	117

Yum China Holdings, Inc.	7,116	303
		7,549

Colombia – 0.1%

Ecopetrol S.A. ADR	15,129	144

Denmark – 0.1%

Carlsberg A/S, Class B	1,450	165

Finland – 0.7%

Neste OYJ	8,460	287

Nokia OYJ	377,083	1,183

Nokian Renkaat OYJ	5,824	141
		1,611

France – 2.3%

Airbus S.E.	298	19

Arkema S.A.	3,120	216

Cellectis S.A. ADR *	10,186	94

Cie Generale des Etablissements Michelin S.C.A.	22,167	1,973

Credit Agricole S.A.	20,150	148

Dassault Aviation S.A.	290	239

Klepierre S.A.	5,014	97

Peugeot S.A.	21,948	293

Safran S.A.	5,517	485

Schneider Electric S.E.	4,800	413

SEB S.A.	1,300	162

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

France – 2.3% – continued

Thales S.A.	7,985	$670

TOTAL S.A.	12,022	466

Vivendi S.A.	15,205	326
		5,601

Germany – 3.7%

adidas A.G.	1,010	232

Allianz S.E. (Registered)	1,084	187

Argo Group International Holdings Ltd.	4,380	162

Axis Capital Holdings Ltd.	6,545	253

Deutsche Boerse A.G.	30,561	4,198

Deutsche Post A.G. (Registered)	10,020	277

Everest Re Group Ltd.	1,277	246

Hannover Rueck S.E.	3,360	491

MTU Aero Engines A.G.	459	67

Rocket Internet S.E. *	8,415	172

RTL Group S.A.	8,001	270

SAP S.E. ADR	10,621	1,174

Telefonica Deutschland Holding A.G.	530,728	1,319
		9,048

Hong Kong – 1.8%

China Mobile Ltd. (Hong Kong Exchange)	379,000	2,863

China Resources Cement Holdings Ltd.	194,000	230

China Unicom Hong Kong Ltd.	392,000	225

CITIC Ltd.	153,000	159

CK Asset Holdings Ltd.	18,000	98

CLP Holdings Ltd.	21,000	193

Hang Seng Bank Ltd.	12,000	205

Kunlun Energy Co. Ltd.	142,000	82

Li & Fung Ltd.	916,000	120

WH Group Ltd. (2)	344,000	319
		4,494

India – 0.1%

Dr. Reddy’s Laboratories Ltd. ADR	7,000	282

Indonesia – 0.1%

Bank Mandiri Persero Tbk PT	712,600	204

Bank Negara Indonesia Persero Tbk PT	220,000	51
		255

Ireland – 1.1%

Allegion PLC	14,400	1,325

Medtronic PLC	16,300	1,470
		2,795

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

Israel – 0.4%

Bank Leumi Le-Israel B.M.	60,189	$333

Check Point Software Technologies Ltd. *	4,601	462

Israel Discount Bank Ltd., Class A	57,000	169
		964

Italy – 0.7%

Enel S.p.A.	60,987	425

Italgas S.p.A.	21,241	116

Snam S.p.A.	259,444	1,198
		1,739

Japan – 9.3%

Advantest Corp.	2,900	116

Asahi Group Holdings Ltd.	13,100	425

Astellas Pharma, Inc.	42,300	655

Bandai Namco Holdings, Inc.	4,800	233

Bridgestone Corp.	35,300	1,086

Brother Industries Ltd.	5,000	76

Central Japan Railway Co.	2,600	417

Daito Trust Construction Co. Ltd.	4,100	382

Daiwa House Industry Co. Ltd.	6,500	161

Fuji Electric Co. Ltd.	10,400	235

FUJIFILM Holdings Corp.	11,200	562

Hoya Corp.	12,200	1,038

ITOCHU Corp.	45,000	934

Japan Tobacco, Inc.	61,400	1,137

KDDI Corp.	6,000	177

Mabuchi Motor Co. Ltd.	5,900	176

Marubeni Corp.	93,900	468

Mitsubishi UFJ Financial Group, Inc. ADR	159,000	582

MS&AD Insurance Group Holdings, Inc.	9,800	275

Nexon Co. Ltd.	11,400	186

Nintendo Co. Ltd.	9,800	3,780

Nippon Telegraph & Telephone Corp.	81,800	1,941

NTT DOCOMO, Inc.	33,700	1,059

Oji Holdings Corp.	42,000	225

Omron Corp.	5,200	271

Ono Pharmaceutical Co. Ltd.	6,000	138

ORIX Corp.	24,100	290

Otsuka Corp.	4,900	210

Secom Co. Ltd.	5,000	416

Shin-Etsu Chemical Co. Ltd.	3,800	377

Shinsei Bank Ltd.	15,600	208

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

Japan – 9.3% – continued

Shionogi & Co. Ltd.	6,700	$330

Shizuoka Bank (The) Ltd.	6,600	40

Showa Denko K.K.	8,900	184

Sony Corp.	14,100	838

Sony Corp. ADR	25,400	1,503

Subaru Corp.	72,100	1,384

Toho Co. Ltd.	6,300	193

West Japan Railway Co.	1,500	103
		22,811

Mexico – 0.1%

Grupo Financiero Banorte S.A.B. de C.V., Series O	40,214	110

Wal-Mart de Mexico S.A.B. de C.V.	95,727	226
		336

Netherlands – 2.0%

Koninklijke Ahold Delhaize N.V.	153,167	3,585

NXP Semiconductors N.V.	6,389	530

Royal Dutch Shell PLC, Class B	28,603	479

Wolters Kluwer N.V.	5,590	397
		4,991

Norway – 0.2%

Telenor ASA	16,150	237

Yara International ASA	8,120	257
		494

Puerto Rico – 0.1%

EVERTEC, Inc.	11,089	252

Russia – 0.2%

Evraz PLC	37,869	108

MMC Norilsk Nickel PJSC ADR	11,181	277
		385

Singapore – 0.3%

DBS Group Holdings Ltd.	19,600	256

Genting Singapore Ltd.	379,300	184

Singapore Exchange Ltd.	63,000	406
		846

South Africa – 0.2%

Naspers Ltd., Class N	2,120	301

Nedbank Group Ltd.	7,800	36

Old Mutual Ltd.	69,375	46

Standard Bank Group Ltd.	34,583	198
		581

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

South Korea – 1.1%

Hana Financial Group, Inc.	9,490	$177

Hyundai Mobis Co. Ltd.	1,480	204

KB Financial Group, Inc.	3,711	104

KT&G Corp.	13,009	792

Samsung Electronics Co. Ltd.	26,298	1,022

Shinhan Financial Group Co. Ltd.	15,640	364

Woori Financial Group, Inc.	13,415	83
		2,746

Spain – 0.8%

Aena S.M.E. S.A. (2)	2,621	286

Endesa S.A.	54,094	1,158

Tecnicas Reunidas S.A. *	37,663	485
		1,929

Sweden – 0.6%

Atlas Copco AB, Class A	7,197	242

Essity AB, Class B	17,000	524

Lundin Petroleum AB	10,700	205

Sandvik AB	17,444	247

Spotify Technology S.A. *	1,324	161
		1,379

Switzerland – 5.5%

Alcon, Inc. *	24,700	1,255

Chubb Ltd.	8,300	927

CRISPR Therapeutics A.G. *	17,307	734

Kuehne + Nagel International A.G. (Registered)	192	26

Nestle S.A. (Registered)	8,512	877

Novartis A.G. (Registered)	9,577	792

Novartis A.G. ADR	15,000	1,237

Partners Group Holding A.G.	219	152

Roche Holding A.G. (Genusschein)	19,321	6,282

Swisscom A.G. (Registered)	2,169	1,169
		13,451

Taiwan – 0.8%

Catcher Technology Co. Ltd.	24,000	153

Delta Electronics, Inc.	52,000	207

Feng TAY Enterprise Co. Ltd.	20,000	86

Globalwafers Co. Ltd.	10,000	111

Phison Electronics Corp.	14,000	115

Powertech Technology, Inc.	40,000	112

Realtek Semiconductor Corp.	74,000	535

Taiwan Semiconductor Manufacturing Co. Ltd.	28,000	250

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

Taiwan – 0.8% – continued

Uni-President Enterprises Corp.	114,000	$247

Zhen Ding Technology Holding Ltd.	55,000	166
		1,982

Thailand – 0.4%

Fabrinet *	478	26

Intouch Holdings PCL NVDR	174,000	265

Kasikornbank PCL NVDR	234,600	654
		945

Turkey – 0.4%

Eregli Demir ve Celik Fabrikalari T.A.S.	118,192	132

Turk Telekomunikasyon A.S. *	375,000	372

Turkiye Garanti Bankasi A.S. *	190,000	229

Turkiye Is Bankasi A.S., Class C *	304,938	214
		947

United Arab Emirates – 0.0%

Dubai Financial Market PJSC *	326,356	49

United Kingdom – 4.8%

3i Group PLC	61,694	604

Anglo American PLC	4,910	86

Atlantica Yield PLC	7,309	163

Barclays PLC	126,000	146

Coca-Cola European Partners PLC	5,140	193

Direct Line Insurance Group PLC	125,000	457

GlaxoSmithKline PLC	185,146	3,473

Kingfisher PLC	16,464	30

Linde PLC	4,181	723

National Grid PLC	22,785	267

Persimmon PLC	23,790	563

Reckitt Benckiser Group PLC	6,457	496

RELX PLC	18,051	387

Rio Tinto Ltd.	10,279	544

Sage Group (The) PLC	22,000	161

Taylor Wimpey PLC	131,350	191

Tesco PLC	130,704	370

Unilever N.V.	17,689	872

Unilever N.V. (New York Exchange)	39,504	1,927

Vodafone Group PLC	15,539	22
		11,675

United States – 50.5%

2U, Inc. *	22,340	474

Aaron’s, Inc.	6,197	141

Activision Blizzard, Inc.	7,568	450

Adobe, Inc. *	13,459	4,283

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

United States – 50.5% – continued

AeroVironment, Inc. *	1,142	$70

Agilent Technologies, Inc.	5,363	384

Air Lease Corp.	11,418	253

Akamai Technologies, Inc. *	3,163	289

Albemarle Corp.	3,528	199

Allegiant Travel Co.	1,256	103

Allergan PLC	2,561	454

Alphabet, Inc., Class C *	1,359	1,580

Amazon.com, Inc. *	812	1,583

American Tower Corp.	5,640	1,228

Americold Realty Trust	22,843	778

Ameriprise Financial, Inc.	10,400	1,066

AmerisourceBergen Corp.	3,219	285

Amgen, Inc.	9,100	1,845

ANSYS, Inc. *	11,370	2,643

Apple, Inc.	6,738	1,713

Applied Materials, Inc.	9,765	447

Arrow Electronics, Inc. *	3,378	175

Atlantic Union Bankshares Corp.	10,500	230

Autodesk, Inc. *	5,587	872

Bank of America Corp.	68,200	1,448

Bausch Health Cos., Inc. *	6,600	102

Berkshire Hathaway, Inc., Class B *	11,229	2,053

Bio-Rad Laboratories, Inc., Class A *	1,173	411

Black Knight, Inc. *	6,563	381

BOK Financial Corp.	14,443	615

BorgWarner, Inc.	12,398	302

Boston Properties, Inc.	1,526	141

Boyd Gaming Corp.	9,728	140

Cabot Microelectronics Corp.	2,909	332

Cabot Oil & Gas Corp.	81,800	1,406

Capital One Financial Corp.	14,900	751

CBRE Group, Inc., Class A *	10,506	396

CenterPoint Energy, Inc.	9,244	143

Cerner Corp.	4,219	266

Charles Schwab (The) Corp.	28,883	971

Cimarex Energy Co.	2,840	48

Coca-Cola (The) Co.	32,500	1,438

Comcast Corp., Class A	22,284	766

Commerce Bancshares, Inc.	15,750	793

Continental Resources, Inc.	7,727	59

Corteva, Inc.	59,400	1,396

Crane Co.	3,676	181

CSX Corp.	7,896	452

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

United States – 50.5% – continued

Cullen/Frost Bankers, Inc.	8,900	$497

Cummins, Inc.	2,231	302

CyrusOne, Inc.	2,997	185

D.R. Horton, Inc.	11,009	374

Dana, Inc.	10,653	83

Danaher Corp.	16,000	2,215

Darden Restaurants, Inc.	5,970	325

DENTSPLY SIRONA, Inc.	4,057	158

Diamondback Energy, Inc.	1,808	47

Dolby Laboratories, Inc., Class A	3,290	178

Dover Corp.	3,343	281

Eagle Materials, Inc.	2,490	145

East West Bancorp, Inc.	22,400	577

Eastman Chemical Co.	3,899	182

Eaton Vance Corp.	5,936	191

Ecolab, Inc.	7,976	1,243

Editas Medicine, Inc. *	28,320	562

Elanco Animal Health, Inc. *	12,454	279

EnerSys	2,716	134

Ensign Group (The), Inc.	8,513	320

Equity LifeStyle Properties, Inc.	15,000	862

Facebook, Inc., Class A *	5,214	870

First Republic Bank	16,242	1,336

FNB Corp.	29,098	214

Fortive Corp.	18,480	1,020

Forward Air Corp.	3,251	165

General Dynamics Corp.	9,861	1,305

Genpact Ltd.	4,354	127

Glacier Bancorp, Inc.	10,287	350

Global Payments, Inc.	4,494	648

Graham Holdings Co., Class B	459	157

Graphic Packaging Holding Co.	15,990	195

Halliburton Co.	35,000	240

Hasbro, Inc.	1,944	139

Home Depot (The), Inc.	6,024	1,125

Honeywell International, Inc.	10,001	1,338

Houlihan Lokey, Inc.	6,386	333

Huntsman Corp.	11,629	168

Illumina, Inc. *	4,031	1,101

Independent Bank Corp.	5,148	331

Intellia Therapeutics, Inc. *	46,262	566

Intercontinental Exchange, Inc.	7,542	609

InterDigital, Inc.	5,632	251

Intuit, Inc.	8,314	1,912

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

United States – 50.5% – continued

Investors Bancorp, Inc.	24,163	$193

Invitae Corp. *	48,197	659

Invitation Homes, Inc.	9,652	206

Iridium Communications, Inc. *	7,678	171

John B. Sanfilippo & Son, Inc.	890	80

John Wiley & Sons, Inc., Class A	8,055	302

Johnson & Johnson	12,785	1,677

Johnson Controls International PLC	36,000	971

JPMorgan Chase & Co.	14,700	1,323

Kansas City Southern	2,309	294

KeyCorp	16,011	166

Keysight Technologies, Inc. *	5,746	481

Laboratory Corp. of America Holdings *	1,852	234

Lamb Weston Holdings, Inc.	1,200	69

LendingTree, Inc. *	1,883	345

Lennar Corp., Class A	26,000	993

M&T Bank Corp.	630	65

Markel Corp. *	1,907	1,769

Martin Marietta Materials, Inc.	6,700	1,268

Masco Corp.	10,312	356

MAXIMUS, Inc.	3,015	175

MDU Resources Group, Inc.	7,173	154

Mettler-Toledo International, Inc. *	1,184	818

Microchip Technology, Inc.	30,837	2,091

Microsoft Corp.	26,129	4,121

MKS Instruments, Inc.	2,434	198

Moody’s Corp.	6,093	1,289

Mueller Water Products, Inc., Class A	25,203	202

NanoString Technologies, Inc. *	8,269	199

Newmont Corp.	6,718	304

NIKE, Inc., Class B	11,058	915

NVIDIA Corp.	724	191

OceanFirst Financial Corp.	4,430	70

O’Reilly Automotive, Inc. *	1,947	586

Oshkosh Corp.	22,592	1,453

Outfront Media, Inc.	14,244	192

Packaging Corp. of America	3,016	262

Parker-Hannifin Corp.	8,300	1,077

PayPal Holdings, Inc. *	17,300	1,656

PBF Energy, Inc., Class A	6,265	44

PepsiCo, Inc.	7,486	899

Phibro Animal Health Corp., Class A	5,181	125

Philip Morris International, Inc.	38,265	2,792

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

United States – 50.5% – continued

Phillips 66	16,300	$874

Pinterest, Inc., Class A *	21,302	329

Pioneer Natural Resources Co.	6,800	477

Progressive (The) Corp.	7,030	519

Proto Labs, Inc. *	7,959	606

Pure Storage, Inc., Class A *	21,519	265

QTS Realty Trust, Inc., Class A	5,781	335

Radian Group, Inc.	10,577	137

Raymond James Financial, Inc.	5,195	328

Reinsurance Group of America, Inc.	5,285	445

RenaissanceRe Holdings Ltd.	1,905	284

Republic Services, Inc.	9,473	711

Rexford Industrial Realty, Inc.	4,278	175

Roku, Inc. *	7,145	625

Roper Technologies, Inc.	4,053	1,264

Ross Stores, Inc.	1,640	143

RPM International, Inc.	4,036	240

Rubius Therapeutics, Inc. *	19,294	86

salesforce.com, Inc. *	8,332	1,200

SBA Communications Corp.	2,117	572

Scotts Miracle-Gro (The) Co.	2,769	284

Sealed Air Corp.	7,313	181

Sensata Technologies Holding PLC *	9,945	288

Seres Therapeutics, Inc. *	29,720	106

Silgan Holdings, Inc.	5,750	167

Skyworks Solutions, Inc.	5,558	497

SLM Corp.	26,943	194

Snap-on, Inc.	2,540	276

Solaris Oilfield Infrastructure, Inc., Class A	13,896	73

Southwest Gas Holdings, Inc.	4,168	290

Splunk, Inc. *	4,618	583

Square, Inc., Class A *	21,367	1,119

STAG Industrial, Inc.	10,526	237

Starbucks Corp.	6,417	422

Stericycle, Inc. *	7,799	379

Stifel Financial Corp.	4,851	200

Stratasys Ltd. *	40,799	651

Sun Communities, Inc.	9,051	1,130

Syneos Health, Inc. *	6,148	242

Synopsys, Inc. *	4,463	575

Sysco Corp.	6,189	282

Teladoc Health, Inc. *	1,637	254

Teleflex, Inc.	4,899	1,435

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.7% (1) – continued

United States – 50.5% – continued

Tenaris S.A. ADR	10,225	$123

Teradyne, Inc.	2,203	119

Ternium S.A. ADR	12,989	155

Tesla, Inc. *	2,765	1,449

TJX (The) Cos., Inc.	10,797	516

TransDigm Group, Inc.	2,576	825

TTEC Holdings, Inc.	9,347	343

Twitter, Inc. *	47,996	1,179

Tyson Foods, Inc., Class A	20,160	1,167

Umpqua Holdings Corp.	11,129	121

US Bancorp	18,598	641

VICI Properties, Inc.	15,976	266

Visa, Inc., Class A	7,823	1,260

Vistra Energy Corp.	14,320	229

Walgreens Boots Alliance, Inc.	17,700	810

Washington Federal, Inc.	5,350	139

WEC Energy Group, Inc.	5,116	451

Winmark Corp.	780	99

Woodward, Inc.	4,551	271

Xilinx, Inc. (NASDAQ Exchange)	11,187	872

Xylem, Inc.	19,500	1,270

Zillow Group, Inc., Class C *	15,110	544
		123,940
Total Common Stocks
(Cost $265,817)		232,590

PREFERRED STOCKS – 0.2% (1)

Brazil – 0.1%

Petroleo Brasileiro S.A., 0.00% (3)(4)	67,000	180

Spain – 0.1%

Grifols S.A. ADR, 2.24% (4)	14,940	301
Total Preferred Stocks
(Cost $725)		481

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (5)(6)	9,878,233	9,878
Total Investment Companies
(Cost $9,878)		9,878

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

NORTHERN ENGAGE360TM FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.96%, 7/16/20 (7)(8)	$465	$465
Total Short-Term Investments
(Cost $464)		465

Total Investments – 99.1%
(Cost $276,884)		243,414

Other Assets less Liabilities – 0.9%		2,255
Net Assets – 100.0%		$245,669

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Current yield is less than 0.01%.
(4)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day current yield as of March 31, 2020 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ADR – American Depositary Receipt

EAFE – Europe, Australasia and the Far East

MSCI – Morgan Stanley Capital International

NVDR – Non-Voting Depositary Receipt

PCL – Public Company Limited

PLC – Public Limited Company

S&P – Standard & Poor’s

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

JPMorgan Chase	Chinese Yuan Renminbi	4,323	United States Dollar	619	5/13/20	$9

JPMorgan Chase	United States Dollar	607	Chinese Yuan Renminbi	4,323	5/13/20	3

Subtotal Appreciation						12

JPMorgan Chase	Euro	345	Australian Dollar	562	5/13/20	(35)

JPMorgan Chase	Euro	1,570	British Pound	1,329	5/13/20	(84)

JPMorgan Chase	Euro	398	Canadian Dollar	581	5/13/20	(27)

JPMorgan Chase	Euro	150	Israeli Shekel	560	5/13/20	(8)

JPMorgan Chase	Euro	30	New Zealand Dollar	51	5/13/20	(2)

JPMorgan Chase	Euro	159	Norwegian Krone	1,614	5/13/20	(20)

JPMorgan Chase	Euro	98	Singapore Dollar	149	5/13/20	(3)

JPMorgan Chase	Euro	590	Swedish Krona	6,218	5/13/20	(23)

JPMorgan Chase	United States Dollar	2,102	Australian Dollar	3,122	5/13/20	(182)

JPMorgan Chase	United States Dollar	1,399	Canadian Dollar	1,859	5/13/20	(77)

JPMorgan Chase	United States Dollar	95	Norwegian Krone	875	5/13/20	(11)

JPMorgan Chase	United States Dollar	332	Singapore Dollar	460	5/13/20	(8)

JPMorgan Chase	United States Dollar	213	Swedish Krona	2,044	5/13/20	(6)

Subtotal Depreciation						(486)

Total						$(474)

At March 31, 2020, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) (000s) (1)
E-Mini S&P 500	20	$2,570	Long	06/20	$40

MSCI EAFE Index	21	1,637	Long	06/20	162

MSCI Emerging Markets Index	14	590	Long	06/20	35

Total					$237

(1)	Includes cumulative appreciation/depreciation on futures contracts. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Communication Services	10.8%
Consumer Discretionary	9.0
Consumer Staples	8.7
Energy	3.0
Financials	16.2
Health Care	14.5
Industrials	10.5
Information Technology	17.3
Materials	4.7
Real Estate	3.2
Utilities	2.1

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	62.4%
Euro	10.1
Japanese Yen	8.9
All other currencies less than 5%	18.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2020 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks:
Argentina	$89	$–	$–	$89
Brazil	816	–	–	816
Canada	5,386	–	–	5,386
Chile	430	–	–	430
China	4,435	3,114	–	7,549
Colombia	144	–	–	144
France	94	5,507	–	5,601
Germany	1,835	7,213	–	9,048
India	282	–	–	282
Ireland	2,795	–	–	2,795
Israel	462	502	–	964
Japan	2,085	20,726	–	22,811
Mexico	336	–	–	336
Netherlands	530	4,461	–	4,991
Puerto Rico	252	–	–	252
Sweden	161	1,218	–	1,379
Switzerland	4,153	9,298	–	13,451
Thailand	26	919	–	945
United Kingdom	3,006	8,669	–	11,675
United States	123,940	–	–	123,940
All Other Countries (1)	–	19,706	–	19,706
Total Common Stocks	151,257	81,333	–	232,590
Preferred Stocks (1)	481	–	–	481
Investment Companies	9,878	–	–	9,878
Short-Term Investments	–	465	–	465
Total Investments	$161,616	$81,798	$–	$243,414

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$12	$–	$12
Futures Contracts	237	–	–	237
Liabilities
Forward Foreign Currency Exchange Contracts	–	(486)	–	(486)
Total Other Financial Instruments	$237	$(474)	$–	$(237)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 0.1%

United States – 0.1%

CEDC Finance Corp. International, Inc., 10.00%, 12/31/22 (2)	$85	$70
Total Corporate Bonds
(Cost $84)		70

FOREIGN ISSUER BONDS – 94.7%

Angola – 0.7%

Angolan Government International Bond, 9.50%, 11/12/25	650	280
8.25%, 5/9/28	200	83
8.00%, 11/26/29	200	84
9.38%, 5/8/48	1,205	480
		927

Argentina – 2.0%

Argentina POM Politica Monetaria, (Floating, Argentina Blended Historical Policy Rate + 0.00%), 38.04%, 6/21/20 (ARS) (3)	35,966	348

Argentina Treasury Bill, 0.00%, 5/13/20 (ARS) (4)	3,165	18
0.00%, 7/29/20 (ARS) (4)	1,422	25
0.00%, 8/27/20 (ARS) (4)	1,727	25
0.00%, 10/29/20 (ARS) (4)	9,099	124

Argentine Republic Government International Bond, 6.88%, 4/22/21	750	223
5.63%, 1/26/22	341	100
4.63%, 1/11/23	441	128
7.50%, 4/22/26	705	199
5.88%, 1/11/28	186	51
8.28%, 12/31/33	259	91
(Step to 5.25% on 3/31/29), 3.75%, 12/31/38 (5)	435	128
7.63%, 4/22/46	1,200	312
6.88%, 1/11/48	785	208

Autonomous City of Buenos Aires Argentina, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%), 31.46%, 3/29/24 (ARS) (3)	3,021	33

Bonos del Tesoro Nacional en Pesos Badlar, (Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 30.19%, 4/3/22 (ARS) (3)	5,194	53

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Argentina – 2.0% – continued

Provincia de Buenos Aires, 6.50%, 2/15/23	$450	$117
9.13%, 3/16/24	500	130
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.75%), 37.46%, 4/12/25 (ARS) (3)	4,138	32

YPF S.A., 8.75%, 4/4/24	450	253
		2,598

Azerbaijan – 1.1%

Republic of Azerbaijan International Bond, 4.75%, 3/18/24	500	490
3.50%, 9/1/32	612	519

Southern Gas Corridor CJSC, 6.88%, 3/24/26	200	205

State Oil Co. of the Azerbaijan Republic, 6.95%, 3/18/30	200	201
		1,415

Bahamas – 0.2%

Bahamas Government International Bond, 6.00%, 11/21/28	343	298

Bahrain – 0.5%

Bahrain Government International Bond, 6.13%, 7/5/22	400	382
7.50%, 9/20/47	200	169

Oil and Gas Holding (The) Co. BSCC, 8.38%, 11/7/28	200	177
		728

Belarus – 0.3%

Republic of Belarus International Bond, 6.88%, 2/28/23	240	236
6.20%, 2/28/30	200	183
		419

Bermuda – 0.5%

Digicel Group One Ltd., 8.25%, 12/30/22 (6)	754	358

Digicel Group Two Ltd., 8.25%, 9/30/22 (6)	708	110
9.13%, 4/1/24 (6)(7)	257	32

Digicel Ltd., 6.00%, 4/15/21 (6)	230	124
		624

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Brazil – 8.0%

Banco do Brasil S.A., (Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 4.40%), 6.25%, 4/15/24 (8)(9)	$200	$157

Brazil Letras do Tesouro Nacional, 0.00%, 7/1/23 (BRL) (4)	5,398	864

Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/1/21 (BRL)	6,618	1,333
10.00%, 1/1/23 (BRL)	8,604	1,840
10.00%, 1/1/25 (BRL)	4,338	943
10.00%, 1/1/27 (BRL)	7,308	1,596
10.00%, 1/1/29 (BRL)	6,036	1,324
10.00%, 1/1/31 (BRL)	406	90

Brazilian Government International Bond, 4.63%, 1/13/28	200	213
8.25%, 1/20/34	118	149
7.13%, 1/20/37	153	180
5.63%, 1/7/41	100	103
5.00%, 1/27/45	450	427
4.75%, 1/14/50	200	183

Oi S.A., 10.00%,(100% Cash), 7/27/25 (7)	990	676

Samarco Mineracao S.A., 4.13%, 11/1/22 (6)	400	154
5.75%, 10/24/23 (6)	600	231
5.38%, 9/26/24 (6)	300	115
		10,578

Chile – 2.3%

Bonos de la Tesoreria de la Republica, 1.90%, 9/1/30 (CLP)	1	19
2.00%, 3/1/35 (CLP)	3	118

Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26 (CLP)	1,060,000	1,355
4.70%, 9/1/30 (CLP)	85,000	109
5.00%, 3/1/35 (CLP)	520,000	677

Corp. Nacional del Cobre de Chile, 5.63%, 10/18/43	200	219
4.88%, 11/4/44	200	204
4.38%, 2/5/49	220	212

Empresa Nacional del Petroleo, 4.50%, 9/14/47	200	158
		3,071

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

China – 1.3%

Amber Circle Funding Ltd., 3.25%, 12/4/22	$200	$210

China Evergrande Group, 7.50%, 6/28/23	370	265
10.50%, 4/11/24	250	184
8.75%, 6/28/25	200	141

Kaisa Group Holdings Ltd., 8.50%, 6/30/22	215	178
10.88%, 7/23/23	200	162
9.38%, 6/30/24	265	205

Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20	200	200

Sunac China Holdings Ltd., 7.50%, 2/1/24	200	181
		1,726

Colombia – 4.9%

Colombia Government International Bond, 8.13%, 5/21/24	213	246
7.38%, 9/18/37	100	124
6.13%, 1/18/41	165	190
5.63%, 2/26/44	200	219
5.00%, 6/15/45	850	871

Colombian TES, 7.00%, 5/4/22(COP)	2,719,400	695
4.75%, 2/23/23(COP)	7,179	518
10.00%, 7/24/24(COP)	7,072,300	1,991
6.25%, 11/26/25(COP)	182,800	44
7.50%, 8/26/26(COP)	1,061,300	268
5.75%, 11/3/27(COP)	88,600	20
6.00%, 4/28/28(COP)	4,223,200	971
7.00%, 6/30/32(COP)	600,000	145
7.25%, 10/18/34(COP)	346,200	86

Empresas Publicas de Medellin ESP, 8.38%, 11/8/27(COP)	693,000	155
		6,543

Costa Rica – 1.6%

Banco Nacional de Costa Rica, 6.25%, 11/1/23	200	183

Costa Rica Government International Bond, 4.83%, 5/27/20	200	200
5.52%, 11/10/21	700	676

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Costa Rica – 1.6% – continued
5.75%, 11/20/24	$650	$596
6.44%, 11/21/29	480	407
		2,062

Croatia – 1.3%

Croatia Government International Bond, 6.63%, 7/14/20	300	303
6.38%, 3/24/21	200	205
5.50%, 4/4/23	200	210
6.00%, 1/26/24	900	977
		1,695

Czech Republic – 1.7%

Czech Republic Government Bond, 0.45%, 10/25/23 (CZK)	20,000	787
2.40%, 9/17/25 (CZK)	7,100	302
0.95%, 5/15/30 (CZK)	23,270	901
2.00%, 10/13/33 (CZK)	7,510	311
4.20%, 12/4/36 (CZK)	390	21
		2,322

Dominican Republic – 2.3%

Dominican Republic International Bond, 7.50%, 5/6/21	80	80
6.60%, 1/28/24	100	98
5.88%, 4/18/24	200	197
5.50%, 1/27/25	550	528
6.88%, 1/29/26	230	229
9.75%, 6/5/26 (DOP)	32,700	528
5.95%, 1/25/27	200	189
7.45%, 4/30/44	190	184
6.85%, 1/27/45	800	734
6.50%, 2/15/48	200	176
6.40%, 6/5/49	200	176
		3,119

Ecuador – 1.2%

Ecuador Government International Bond, 10.75%, 3/28/22 (6)	260	80
8.75%, 6/2/23 (6)	200	59
7.95%, 6/20/24 (6)	691	193
7.88%, 3/27/25 (6)	650	183
9.65%, 12/13/26 (6)	850	221
9.63%, 6/2/27 (6)	250	68
8.88%, 10/23/27 (6)	343	86
7.88%, 1/23/28 (6)	878	241

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Ecuador – 1.2% – continued
10.75%, 1/31/29 (6)	$814	$230
9.50%, 3/27/30 (6)	600	177
		1,538

Egypt – 1.8%

Egypt Government Bond, 15.90%, 7/2/24 (EGP)	800	54
16.10%, 5/7/29 (EGP)	808	58

Egypt Government International Bond, 7.50%, 1/31/27	800	731
6.59%, 2/21/28	200	171
7.60%, 3/1/29	200	180
7.05%, 1/15/32	229	186
8.50%, 1/31/47	800	660
7.90%, 2/21/48	430	351
		2,391

El Salvador – 0.7%

El Salvador Government International Bond, 5.88%, 1/30/25	93	82
6.38%, 1/18/27	85	74
8.63%, 2/28/29	504	489
8.25%, 4/10/32	131	119
7.65%, 6/15/35	80	68
7.63%, 2/1/41	150	123
		955

Gabon – 0.1%

Gabon Government International Bond, 6.63%, 2/6/31 (2)	200	123

Georgia – 0.2%

Georgia Government International Bond, 6.88%, 4/12/21	200	201

Ghana – 0.6%

Ghana Government International Bond, 7.88%, 8/7/23	100	84
7.63%, 5/16/29	200	145
10.75%, 10/14/30	200	207
8.13%, 3/26/32	200	143
7.88%, 2/11/35	200	142
8.63%, 6/16/49	200	141
		862

Guatemala – 0.3%

Guatemala Government Bond, 4.90%, 6/1/30	400	383

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Honduras – 0.2%

Honduras Government International Bond, 6.25%, 1/19/27	$300	$261

Hungary – 2.7%

Hungary Government Bond, 1.50%, 8/24/22 (HUF)	230,500	711
5.50%, 6/24/25 (HUF)	73,690	268
3.00%, 10/27/27 (HUF)	121,770	393
6.75%, 10/22/28 (HUF)	21,730	88
3.00%, 8/21/30 (HUF)	200,490	628

Hungary Government International Bond, 5.38%, 2/21/23	310	333
5.75%, 11/22/23	792	871
5.38%, 3/25/24	256	282
7.63%, 3/29/41	38	58
		3,632

India – 0.2%

Export-Import Bank of India, 4.00%, 1/14/23	200	200

Indonesia – 8.1%

Indonesia Government International Bond, 8.50%, 10/12/35	200	287
6.63%, 2/17/37	750	943
7.75%, 1/17/38	200	276
5.25%, 1/17/42	1,070	1,219
5.13%, 1/15/45	200	223
5.25%, 1/8/47	200	221

Indonesia Treasury Bond, 6.50%, 6/15/25 (IDR)	3,389,000	202
8.38%, 9/15/26 (IDR)	7,877,000	499
7.00%, 5/15/27 (IDR)	4,208,000	246
6.13%, 5/15/28 (IDR)	2,899,000	157
9.00%, 3/15/29 (IDR)	7,246,000	469
8.25%, 5/15/29 (IDR)	3,111,000	194
10.50%, 8/15/30 (IDR)	2,813,000	199
7.00%, 9/15/30 (IDR)	7,270,000	418
8.75%, 5/15/31 (IDR)	11,890,000	745
9.50%, 7/15/31 (IDR)	17,912,000	1,180
7.50%, 8/15/32 (IDR)	4,849,000	275
6.63%, 5/15/33 (IDR)	1,545,000	82
8.38%, 3/15/34 (IDR)	2,595,000	158
7.50%, 6/15/35 (IDR)	2,274,000	131
8.25%, 5/15/36 (IDR)	23,536,000	1,406
7.50%, 5/15/38 (IDR)	635,000	35

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Indonesia – 8.1% – continued
8.38%, 4/15/39 (IDR)	$2,451,000	$151

Perusahaan Listrik Negara PT, 5.50%, 11/22/21	200	201
6.15%, 5/21/48	200	216

Perusahaan Penerbit SBSN Indonesia III, 4.55%, 3/29/26	200	204
4.40%, 3/1/28	450	454
		10,791

Ireland – 0.2%

SCF Capital Designated Activity Co., 5.38%, 6/16/23	200	201

Ivory Coast – 0.7%

Ivory Coast Government International Bond, 5.88%, 10/17/31 (EUR)	119	113
5.75%, 12/31/32	201	182
6.13%, 6/15/33	540	473
6.88%, 10/17/40 (EUR)	225	214
		982

Jamaica – 0.2%

Jamaica Government International Bond, 7.88%, 7/28/45	200	214

Kazakhstan – 0.5%

Development Bank of Kazakhstan JSC, 4.13%, 12/10/22	200	196

Kazakhstan Government International Bond, 6.50%, 7/21/45	200	263

KazMunayGas National Co. JSC, 5.38%, 4/24/30	200	198
		657

Kenya – 0.6%

Kenya Government International Bond, 6.88%, 6/24/24	239	229
8.25%, 2/28/48	619	574
		803

Lebanon – 0.5%

Lebanon Government International Bond, 6.38%, 3/9/20 (6)	267	53
5.80%, 4/14/20 (6)	188	37
6.15%, 6/19/20 (6)	326	63
8.25%, 4/12/21 (6)	593	116
6.10%, 10/4/22 (6)	795	153
6.00%, 1/27/23 (6)	231	45

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Lebanon – 0.5% continued
6.60%, 11/27/26 (6)	$97	$19
6.85%, 3/23/27 (6)	212	41
6.75%, 11/29/27 (6)	116	23
6.65%, 2/26/30 (6)	254	49
7.00%, 3/23/32 (6)	143	28
7.05%, 11/2/35 (6)	11	2
7.25%, 3/23/37 (6)	349	64
		693

Malaysia – 2.0%

Malaysia Government Bond, 3.88%, 3/10/22 (MYR)	2,157	510
3.80%, 9/30/22 (MYR)	1,821	431
3.73%, 6/15/28 (MYR)	2,400	566
4.50%, 4/15/30 (MYR)	711	174
4.23%, 6/30/31 (MYR)	184	45
3.84%, 4/15/33 (MYR)	21	5
4.64%, 11/7/33 (MYR)	1,020	258
3.83%, 7/5/34 (MYR)	2,255	529
4.92%, 7/6/48 (MYR)	140	37

Petronas Capital Ltd., 7.88%, 5/22/22	100	112
		2,667

Mexico – 6.4%

Comision Federal de Electricidad, 8.18%, 12/23/27 (MXN)	2,060	82
5.75%, 2/14/42	200	186

Mexican Bonos, 10.00%, 12/5/24 (MXN)	21,566	1,028
7.50%, 6/3/27 (MXN)	24,490	1,050
8.50%, 5/31/29 (MXN)	13,904	633
7.75%, 5/29/31 (MXN)	8,650	374
7.75%, 11/23/34 (MXN)	5,110	220
10.00%, 11/20/36 (MXN)	11,600	595
8.50%, 11/18/38 (MXN)	23,210	1,035
7.75%, 11/13/42 (MXN)	9,500	392
8.00%, 11/7/47 (MXN)	7,020	296

Mexico Government International Bond, 4.13%, 1/21/26	200	205
4.15%, 3/28/27	200	203
6.05%, 1/11/40	60	71
4.75%, 3/8/44	314	316
5.55%, 1/21/45	114	129
5.75%, 10/12/10 (10)	624	647

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Mexico – 6.4% – continued

Petroleos Mexicanos,
7.19%, 9/12/24 (MXN)	$3,090	$103
6.75%, 9/21/47	550	358
6.35%, 2/12/48	160	100
7.69%, 1/23/50	298	206
6.95%, 1/28/60 (2)	465	311
		8,540

Mongolia – 0.1%

Development Bank of Mongolia LLC, 7.25%, 10/23/23	200	168

Mongolian Mining Corp., 2.34%, 10/1/20 (7)(9)	60	24
		192

Morocco – 0.2%

Morocco Government International Bond, 4.25%, 12/11/22	210	209

Mozambique – 0.1%

Mozambique International Bond, 5.00%, 9/15/31	200	153

Netherlands – 0.3%

Kazakhstan Temir Zholy Finance B.V., 6.95%, 7/10/42	200	209

Metinvest B.V., 7.75%, 4/23/23	200	144

Teva Pharmaceutical Finance Netherlands III B.V., 2.80%, 7/21/23	15	14
		367

Nigeria – 0.2%

Nigeria Government International Bond, 6.50%, 11/28/27	200	140
7.63%, 11/28/47	200	134
		274

Oman – 0.7%

Oman Government International Bond, 6.00%, 8/1/29	276	199
6.50%, 3/8/47	674	444
6.75%, 1/17/48	410	274
		917

Pakistan – 0.6%

Pakistan Government International Bond, 8.25%, 4/15/24	200	178

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Pakistan – 0.6% – continued
8.25%, 9/30/25	$200	$176
6.88%, 12/5/27	281	235

Third Pakistan International Sukuk (The) Co. Ltd., 5.63%, 12/5/22	200	188
		777

Panama – 1.6%

Panama Government International Bond, 7.13%, 1/29/26	100	121
8.88%, 9/30/27	574	775
9.38%, 4/1/29	73	103
6.70%, 1/26/36	138	177
4.50%, 4/16/50	500	545
4.30%, 4/29/53	200	215
3.87%, 7/23/60	210	211
		2,147

Papua New Guinea – 0.1%

Papua New Guinea Government International Bond, 8.38%, 10/4/28	200	178

Paraguay – 1.0%

Paraguay Government International Bond, 4.63%, 1/25/23	200	200
5.00%, 4/15/26	200	202
5.60%, 3/13/48	400	404
5.40%, 3/30/50	500	500
		1,306

Peru – 2.9%

Banco de Credito del Peru, 4.85%, 10/30/20 (PEN)	51	15

Fondo MIVIVIENDA S.A., 7.00%, 2/14/24 (PEN)	279	87

Peru Government Bond, 6.15%, 8/12/32 (PEN)	3,927	1,231
5.40%, 8/12/34 (PEN)	565	165
5.35%, 8/12/40 (PEN)	1,675	473

Peruvian Government International Bond, 7.35%, 7/21/25	218	277
6.35%, 8/12/28 (PEN)	560	180
6.95%, 8/12/31 (PEN)	1,029	342
8.75%, 11/21/33	260	410

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Peru – 2.9% – continued
6.90%, 8/12/37 (PEN)	$231	$77
5.63%, 11/18/50	353	526
		3,783

Philippines – 0.7%

Philippine Government International Bond, 10.63%, 3/16/25	78	103
9.50%, 2/2/30	302	453
7.75%, 1/14/31	100	141
6.38%, 10/23/34	100	133

Power Sector Assets & Liabilities Management Corp., 7.39%, 12/2/24	100	116
		946

Poland – 4.1%

Republic of Poland Government Bond, 5.25%, 10/25/20 (PLN)	625	155
1.75%, 7/25/21 (PLN)	5,900	1,446
2.50%, 1/25/23 (PLN)	2,850	719
2.50%, 7/25/26 (PLN)	3,108	798
2.50%, 7/25/27 (PLN)	3,000	772
2.75%, 4/25/28 (PLN)	1,151	300
2.75%, 10/25/29 (PLN)	4,780	1,267
		5,457

Qatar – 2.0%

Qatar Government International Bond, 3.25%, 6/2/26	200	203
4.50%, 4/23/28	268	294
5.10%, 4/23/48	1,000	1,218
4.82%, 3/14/49	822	972
		2,687

Romania – 0.9%

Romania Government Bond, 5.80%, 7/26/27 (RON)	400	99
3.65%, 9/24/31 (RON)	1,235	239

Romanian Government International Bond, 6.75%, 2/7/22	120	126
4.38%, 8/22/23	236	243
6.13%, 1/22/44	24	28
5.13%, 6/15/48	300	311
3.38%, 1/28/50 (EUR) (2)	108	107
		1,153

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Russia – 5.5%

Russian Federal Bond – OFZ, 7.00%, 8/16/23 (RUB)	$104,351	$1,352
7.40%, 7/17/24 (RUB)	8,327	110
7.75%, 9/16/26 (RUB)	49,356	669
7.95%, 10/7/26 (RUB)	24,664	337
8.15%, 2/3/27 (RUB)	39,008	542
7.05%, 1/19/28 (RUB)	16,507	216
6.90%, 5/23/29 (RUB)	37,529	487
7.65%, 4/10/30 (RUB)	57,548	785
8.50%, 9/17/31 (RUB)	18,853	275
7.70%, 3/23/33 (RUB)	50,227	693
7.25%, 5/10/34 (RUB)	5,593	74
7.70%, 3/16/39 (RUB)	22,000	306

Russian Foreign Bond – Eurobond, 4.38%, 3/21/29	200	215
5.10%, 3/28/35	600	694
5.25%, 6/23/47	400	486
		7,241

Saudi Arabia – 0.3%

Saudi Government International Bond, 5.00%, 4/17/49	200	217
5.25%, 1/16/50	200	225
		442

South Africa – 3.5%

Eskom Holdings SOC Ltd., 7.13%, 2/11/25	200	144

Republic of South Africa Government Bond, 10.50%, 12/21/26 (ZAR)	2,478	141
8.00%, 1/31/30 (ZAR)	4,829	222
7.00%, 2/28/31 (ZAR)	722	30
8.25%, 3/31/32 (ZAR)	7,797	347
8.88%, 2/28/35 (ZAR)	2,851	129
6.25%, 3/31/36 (ZAR)	8,559	292
8.50%, 1/31/37 (ZAR)	26,827	1,136
6.50%, 2/28/41 (ZAR)	1,752	58
8.75%, 1/31/44 (ZAR)	5,509	233
8.75%, 2/28/48 (ZAR)	31,117	1,307

Republic of South Africa Government International Bond, 5.88%, 5/30/22	100	102
4.30%, 10/12/28	340	278

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

South Africa – 3.5% – continued
5.65%, 9/27/47	$200	$147
5.75%, 9/30/49	200	145
		4,711

Sri Lanka – 0.5%

Sri Lanka Government International Bond, 6.20%, 5/11/27	200	116
6.75%, 4/18/28	471	273
7.85%, 3/14/29	200	116
7.55%, 3/28/30	200	110
		615

Supranational – 0.6%

European Investment Bank, 12.50%, 10/8/21 (EGP) (11)	2,500	156

International Bank for Reconstruction & Development, 12.50%, 5/20/21 (11)	550	582
		738

Suriname – 0.1%

Suriname Government International Bond, 9.25%, 10/26/26	200	104

Tajikistan – 0.1%

Republic of Tajikistan International Bond, 7.13%, 9/14/27	230	145

Thailand – 2.9%

Thailand Government Bond, 2.40%, 12/17/23 (THB)	28,000	897
2.88%, 12/17/28 (THB)	2,733	93
3.65%, 6/20/31 (THB)	5,784	209
3.78%, 6/25/32 (THB)	24,892	934
3.40%, 6/17/36 (THB)	8,826	331
3.30%, 6/17/38 (THB)	36,103	1,330
2.88%, 6/17/46 (THB)	243	8
3.60%, 6/17/67 (THB)	2,480	97
		3,899

Tunisia – 0.1%

Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	220	177

Turkey – 3.0%

Turkey Government Bond, 8.00%, 3/12/25 (TRY)	1,077	135
10.60%, 2/11/26 (TRY)	220	30

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Turkey – 3.0% – continued
11.00%, 2/24/27 (TRY)	$6,374	$879
10.50%, 8/11/27 (TRY)	316	42

Turkey Government International Bond, 7.00%, 6/5/20	84	84
5.63%, 3/30/21	100	99
5.75%, 3/22/24	200	186
6.35%, 8/10/24	200	189
5.60%, 11/14/24	230	211
7.38%, 2/5/25	168	165
4.25%, 3/13/25	223	191
4.88%, 10/9/26	300	254
5.13%, 2/17/28	300	251
6.13%, 10/24/28	200	176
5.25%, 3/13/30	300	243
6.88%, 3/17/36	71	63
4.88%, 4/16/43	545	379
5.75%, 5/11/47	535	393
		3,970

Ukraine – 3.0%

Ukraine Government International Bond, 16.00%, 8/11/21 (UAH) (2)	460	16
17.25%, 1/5/22 (UAH) (2)	488	17
17.00%, 5/11/22 (UAH) (2)	442	15
7.75%, 9/1/23	695	654
7.75%, 9/1/24	100	93
15.84%, 2/26/25 (UAH)	15,200	484
15.84%, 2/26/25 (UAH) (2)	1,835	58
7.75%, 9/1/25	465	425
7.75%, 9/1/26	200	185
7.75%, 9/1/27	100	92
9.75%, 11/1/28	970	947
7.38%, 9/25/32	1,157	1,056
		4,042

United Arab Emirates – 0.6%

Abu Dhabi Government International Bond, 2.50%, 9/30/29	200	195
3.13%, 9/30/49	400	374

Emirate of Dubai Government International Bonds, 5.25%, 1/30/43	200	187
		756

United Kingdom – 0.2%

DTEK Finance PLC, 10.75%,(100% Cash), 12/31/24 (6)(7)	278	136

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

United Kingdom – 0.2% – continued

Ukreximbank Via Biz Finance PLC, 9.75%, 1/22/25	$200	$188
		324

Uruguay – 1.5%

Uruguay Government International Bond, 9.88%, 6/20/22 (UYU)	1,813	39
8.50%, 3/15/28 (UYU)	3,171	59
4.38%, 12/15/28 (UYU)	601	27
7.88%, 1/15/33	111	153
7.63%, 3/21/36	129	178
4.13%, 11/20/45	104	106
5.10%, 6/18/50	351	397
4.98%, 4/20/55	692	786

Uruguay Monetary Regulation Bills, 0.00%, 6/10/20 (UYU) (4)	1,260	29
0.00%, 7/3/20 (UYU) (4)	2,806	64
0.00%, 12/18/20 (UYU) (4)	144	3
0.00%, 2/5/21 (UYU) (4)	361	8
0.00%, 2/19/21 (UYU) (4)	545	11
0.00%, 3/10/21 (UYU) (4)	1,100	23
0.00%, 6/9/21 (UYU) (4)	1,218	25
0.00%, 12/8/21 (UYU) (4)	1,043	21
		1,929

Uzbekistan – 0.5%

Republic of Uzbekistan Bond, 4.75%, 2/20/24	511	505
5.38%, 2/20/29	200	199
		704

Venezuela – 0.4%

Petroleos de Venezuela S.A., 8.50%, 10/27/20	1,480	231
9.00%, 11/17/21 (6)	172	10
12.75%, 2/17/22 (6)	92	5
5.38%, 4/12/27 (6)	77	5
9.75%, 5/17/35 (6)	222	13

Venezuela Government International Bond, 7.75%, 10/13/19 (6)	72	6
12.75%, 8/23/22 (6)	151	14
9.00%, 5/7/23 (6)	62	6
8.25%, 10/13/24 (6)	141	13
11.75%, 10/21/26 (6)	632	57

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 94.7% – continued

Venezuela – 0.4% – continued
9.25%, 9/15/27 (6)	$186	$17
9.25%, 5/7/28 (6)	102	9
11.95%, 8/5/31 (6)	1,045	94
		480

Zambia – 0.5%

Zambia Government International Bond, 5.38%, 9/20/22	1,050	446
8.97%, 7/30/27	400	159
		605
Total Foreign Issuer Bonds
(Cost $157,235)		125,647

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.8%

Northern Institutional Funds – U.S. Government Portfolio (Shares), 0.40% (12)(13)	5,080,769	$5,081
Total Investment Companies
(Cost $5,081)		5,081

Total Investments – 98.6%
(Cost $162,400)		130,798

Other Assets less Liabilities – 1.4%		1,916
Net Assets – 100.0%		$132,714

(1)	Principal amount is in USD unless otherwise indicated.
(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(3)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(4)	Zero coupon bond.
(5)	Step coupon bond. Rate as of March 31, 2020 is disclosed.
(6)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(7)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(8)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(9)	Perpetual bond. Maturity date represents next call date.
(10)	Century bond maturing in 2110.
(11)	Level 3 asset.
(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

10Y – 10 Year

CETIP – Central of Custody and Financial Settlement of Securities

CFETS – China Foreign Exchange Trade System

CMT – Constant Maturity

PLC – Public Limited Company

S&P – Standard & Poor’s

SBSN – Surat Berharga Syariah Negara

USD – United States Dollar

ARS – Argentine Peso

BRL – Brazilian Real

CLP – Chilean Peso

COP – Colombian Peso

CZK – Czech Koruna

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

HUF – Hungarian Forint

IDR – Indonesian Rupiah

MXN – Mexican Peso

MYR – Malaysian Ringgit

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

RON – Romanian Leu

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

UAH – Ukraine Hryvnia

UYU – Uruguayan Peso

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

ZAR – South African Rand

Percentages shown are based on Net Assets.

At March 31, 2020, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Barclays	Brazilian Real	5,243	United States Dollar	1,035	4/2/20	$26

Barclays	Indonesian Rupiah	102,102	United States Dollar	6	4/30/20	– *

Barclays	Thai Baht	1,076	United States Dollar	33	4/30/20	– *

Barclays	United States Dollar	230	Czech Koruna	5,851	5/29/20	6

Barclays	United States Dollar	629	Russian Ruble	50,183	4/30/20	12

BNP	Colombian Peso	3,012,465	United States Dollar	897	4/30/20	157

BNP	Euro	351	United States Dollar	389	4/15/20	2

BNP	Mexican Peso	4,447	United States Dollar	195	4/30/20	8

BNP	Peruvian Nuevo Sol	468	United States Dollar	137	4/30/20	– *

BNP	Polish Zloty	634	United States Dollar	160	4/30/20	7

BNP	Russian Ruble	8,521	United States Dollar	129	4/30/20	20

BNP	South African Rand	912	United States Dollar	51	4/30/20	1

BNP	United States Dollar	109	Hungarian Forint	35,888	4/30/20	1

BNP	United States Dollar	64	Indonesian Rupiah	1,059,961	5/20/20	1

BNP	United States Dollar	84	Mexican Peso	2,030	4/30/20	1

BNP	United States Dollar	317	Polish Zloty	1,345	5/29/20	8

BNP	United States Dollar	355	Thai Baht	11,678	5/29/20	1

Citibank	Brazilian Real	946	United States Dollar	190	4/2/20	8

Citibank	Chilean Peso	48,394	United States Dollar	60	4/30/20	3

Citibank	Colombian Peso	387,729	United States Dollar	110	4/30/20	15

Citibank	Polish Zloty	484	United States Dollar	125	4/30/20	8

Citibank	Romanian Leu	338	United States Dollar	78	4/30/20	1

Citibank	Thai Baht	6,239	United States Dollar	192	4/30/20	2

Goldman Sachs	United States Dollar	38	Ukraine Hryvnia	1,127	5/22/20	1

JPMorgan Chase	Brazilian Real	456	United States Dollar	90	4/2/20	2

JPMorgan Chase	Chilean Peso	137,160	United States Dollar	178	4/30/20	17

JPMorgan Chase	Hungarian Forint	14,555	United States Dollar	45	4/30/20	– *

JPMorgan Chase	Philippine Peso	2,295	United States Dollar	45	4/30/20	– *

JPMorgan Chase	Polish Zloty	683	United States Dollar	172	4/30/20	7

JPMorgan Chase	Russian Ruble	6,268	United States Dollar	83	4/30/20	3

JPMorgan Chase	South African Rand	1,347	United States Dollar	77	4/30/20	2

JPMorgan Chase	United States Dollar	160	Mexican Peso	3,904	4/30/20	4

JPMorgan Chase	United States Dollar	143	Romanian Leu	634	6/30/20	1

Merrill Lynch	Chilean Peso	74,111	United States Dollar	90	4/30/20	3

Merrill Lynch	Czech Koruna	10,137	United States Dollar	435	4/30/20	27

Merrill Lynch	Hungarian Forint	45,013	United States Dollar	150	4/30/20	12

Merrill Lynch	Indonesian Rupiah	202,187	United States Dollar	12	4/29/20	– *

Merrill Lynch	Mexican Peso	1,689	United States Dollar	89	4/30/20	18

Merrill Lynch	Russian Ruble	2,776	United States Dollar	37	4/30/20	1

Merrill Lynch	South African Rand	2,383	United States Dollar	156	4/30/20	24

Merrill Lynch	Ukraine Hryvnia	909	United States Dollar	37	4/29/20	4

Merrill Lynch	Ukraine Hryvnia	3,543	United States Dollar	141	5/6/20	16

Merrill Lynch	United States Dollar	144	Mexican Peso	3,505	4/30/20	3

Merrill Lynch	United States Dollar	471	Romanian Leu	2,095	5/29/20	5

Merrill Lynch	United States Dollar	54	Ukraine Hryvnia	1,621	4/29/20	3

Merrill Lynch	United States Dollar	120	Ukraine Hryvnia	3,543	5/6/20	5

Morgan Stanley	Mexican Peso	3,150	United States Dollar	165	4/30/20	33

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)

Morgan Stanley	Polish Zloty	79	United States Dollar	20	4/30/20	$1

Morgan Stanley	Russian Ruble	15,905	United States Dollar	210	4/30/20	7

Morgan Stanley	United States Dollar	42	Mexican Peso	1,061	4/30/20	3

Santander	Colombian Peso	177,127	United States Dollar	52	4/30/20	9

Santander	United States Dollar	344	Chilean Peso	294,705	4/30/20	1

Standard Chartered Bank	Malaysian Ringgit	251	United States Dollar	60	4/30/20	2

Standard Chartered Bank	Polish Zloty	117	United States Dollar	30	4/30/20	2

Standard Chartered Bank	Russian Ruble	20	United States Dollar	0	4/30/20	– *

Standard Chartered Bank	South African Rand	1,347	United States Dollar	77	4/30/20	2

Standard Chartered Bank	United States Dollar	109	Malaysian Ringgit	474	4/30/20	1

Subtotal Appreciation						507

Barclays	Indonesian Rupiah	1,586,025	United States Dollar	95	4/30/20	(2)

Barclays	United States Dollar	1,033	Brazilian Real	5,243	5/5/20	(26)

Barclays	United States Dollar	115	Mexican Peso	2,293	4/30/20	(19)

Barclays	United States Dollar	220	Thai Baht	6,990	4/30/20	(7)

Barclays	United States Dollar	285	Thai Baht	9,000	5/29/20	(11)

BNP	Peruvian Nuevo Sol	275	United States Dollar	79	4/30/20	(1)

BNP	Polish Zloty	574	United States Dollar	135	4/30/20	(4)

BNP	United States Dollar	812	Chinese Offshore Yuan	5,732	4/29/20	(4)

BNP	United States Dollar	187	Czech Koruna	4,258	4/30/20	(16)

BNP	United States Dollar	379	Hungarian Forint	117,933	4/30/20	(19)

BNP	United States Dollar	135	Indonesian Rupiah	1,956,000	4/30/20	(15)

BNP	United States Dollar	463	Peruvian Nuevo Sol	1,538	4/30/20	(15)

BNP	United States Dollar	364	Polish Zloty	1,451	4/30/20	(13)

BNP	United States Dollar	9	Russian Ruble	622	4/30/20	(1)

Citibank	Colombian Peso	390,108	United States Dollar	95	4/30/20	(1)

Citibank	Peruvian Nuevo Sol	362	United States Dollar	104	4/30/20	(1)

Citibank	United States Dollar	72	Mexican Peso	1,705	4/30/20	(1)

Citibank	United States Dollar	57	Russian Ruble	3,556	4/30/20	(11)

Citibank	United States Dollar	47	Turkish Lira	305	4/30/20	(1)

HSBC	United States Dollar	28	Indonesian Rupiah	451,291	4/1/20	– *

JPMorgan Chase	Czech Koruna	1,153	United States Dollar	45	4/30/20	(1)

JPMorgan Chase	Mexican Peso	1,392	United States Dollar	57	4/30/20	(1)

JPMorgan Chase	Romanian Leu	180	United States Dollar	40	4/30/20	(1)

JPMorgan Chase	United States Dollar	1,054	Brazilian Real	4,646	4/2/20	(160)

JPMorgan Chase	United States Dollar	519	Czech Koruna	11,847	4/30/20	(43)

JPMorgan Chase	United States Dollar	235	Indonesian Rupiah	3,253,811	4/30/20	(36)

JPMorgan Chase	United States Dollar	150	Romanian Leu	649	4/30/20	(3)

Merrill Lynch	Indonesian Rupiah	203,700	United States Dollar	12	4/30/20	(1)

Merrill Lynch	Russian Ruble	1,433	United States Dollar	18	4/30/20	(1)

Merrill Lynch	Ukraine Hryvnia	712	United States Dollar	24	4/29/20	(1)

Merrill Lynch	United States Dollar	132	Indonesian Rupiah	1,912,000	4/30/20	(15)

Merrill Lynch	United States Dollar	1,020	Mexican Peso	19,316	4/30/20	(209)

Merrill Lynch	United States Dollar	344	Polish Zloty	1,319	4/30/20	(26)

Merrill Lynch	United States Dollar	702	Russian Ruble	44,400	4/30/20	(136)

Merrill Lynch	United States Dollar	808	Russian Ruble	52,627	5/29/20	(140)

Morgan Stanley	Colombian Peso	102,900	United States Dollar	25	4/30/20	– *

Morgan Stanley	Peruvian Nuevo Sol	212	United States Dollar	60	4/30/20	(2)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000S)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

Morgan Stanley	Russian Ruble	17,902	United States Dollar	225	4/30/20	$(3)

Morgan Stanley	Thai Baht	3,954	United States Dollar	120	4/30/20	– *

Santander	Peruvian Nuevo Sol	362	United States Dollar	105	4/30/20	– *

Santander	United States Dollar	397	Brazilian Real	2,000	4/2/20	(13)

Standard Chartered Bank	Malaysian Ringgit	570	United States Dollar	130	4/30/20	(2)

Standard Chartered Bank	United States Dollar	84	Czech Koruna	1,956	4/30/20	(5)

Standard Chartered Bank	United States Dollar	344	Malaysian Ringgit	1,435	4/30/20	(11)

Standard Chartered Bank	United States Dollar	74	Mexican Peso	1,750	4/30/20	– *

Standard Chartered Bank	United States Dollar	102	Philippine Peso	5,204	4/30/20	– *

Standard Chartered Bank	United States Dollar	120	Russian Ruble	8,099	4/30/20	(17)

Standard Chartered Bank	United States Dollar	251	Turkish Lira	1,651	4/30/20	(4)
Subtotal Depreciation						(999)
Total						$(492)

*	Amount rounds to less than one thousand.

As of March 31, 2020, the Fund had the following bilateral interest rate swap agreements outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000S)	PREMIUMS PAID/ (RECEIVED) (000S)	UNREALIZED APPRECIATION (DEPRECIATION) (000S)

BNP	Kuala Lumpur Interbank Offered Rate 3 Month (1)	3.94% (1)	2,500,000	MYR	4/20/22	$19	$–	$19

Total								$19

(1)	Payment frequency is quarterly.

As of March 31, 2020, the Fund had the following centrally cleared interest rate swap agreements outstanding:

PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	VALUE (000S)	PREMIUMS PAID/ (RECEIVED) (000S)	UNREALIZED APPRECIATION (DEPRECIATION) (000S) (1)

CFETS China Fixing Repo Rates 7 Day (2)	2.58% (2)	7,014,000	CNY	3/18/25	$17	$–	$17

Warsaw InterBank Offer Rate 6 Month (3)	2.44% (4)	2,000,000	PLN	7/11/22	24	–	24

Warsaw InterBank Offer Rate 6 Month (3)	2.40% (4)	750,000	PLN	3/26/23	9	–	9
Subtotal Appreciation							50

Brazil CETIP InterBank Deposit Rate (5)	5.92% (5)	3,020,269	BRL	1/2/25	(17)	–	(17)
Total							$33

(1)	Includes cumulative appreciation/depreciation on centrally cleared swap agreements. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Payment frequency is quarterly.
(3)	Payment frequency is semi-anually.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(4)	Payment frequency is anually.
(5)	Payment Frequency is at maturity.

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	0.5%
AA	4.3
A	11.0
BBB	44.7
BB	12.6
B	16.8
CCC or Below	5.7
Not Rated	0.5
Cash Equivalents	3.9

Total	100.0%

*

Credit quality ratings are compiled from two external rating agencies: Moody’s and S&P Global. The Fund assigns the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Basic Materials	1.0%
Communications	1.0
Consumer, Non-cyclical	0.1
Energy	2.3
Financial	2.4
Government	92.1
Industrial	0.3
Utilities	0.8

Total	100.0%

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	52.0%
Brazilian Real	6.4
Indonesian Rupiah	5.2
All other currencies less than 5%	36.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Corporate Bonds (1)	$–	$70	$–	$70
Foreign Issuer Bonds:
Supranational	–	–	738	738
All Other Countries (1)	–	124,909	–	124,909
Total Foreign Issuer Bonds	–	124,909	738	125,647
Investment Companies	5,081	–	–	5,081
Total Investments	$5,081	$124,979	$738	$130,798

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$507	$–	$507
Bilateral Interest Rate Swap Agreements	–	19	–	19
Centrally Cleared Interest Rate Swap Agreements	–	50	–	50
Liabilities
Forward Foreign Currency Exchange Contracts	–	(999)	–	(999)
Centrally Cleared Interest Rate Swap Agreements	–	(17)	–	(17)
Total Other Financial Instruments	$–	$(440)	$–	$(440)

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 0.3%

Cable & Satellite – 0.3%

DISH Network Corp., 3.38%, 8/15/26	$716	$581

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.50%, 9/15/26	25	1

Denbury Resources, Inc., 6.38%, 12/31/24 (1)	106	42
		43
Total Convertible Bonds
(Cost $722)		624

CORPORATE BONDS – 66.0%

Advertising & Marketing – 0.3%

Lamar Media Corp.,
5.00%, 5/1/23	75	74
3.75%, 2/15/28 (1)	50	47
4.00%, 2/15/30 (1)	50	47

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 8/15/27 (1)	460	423
		591

Aerospace & Defense – 1.3%

Arconic, Inc., 5.13%, 10/1/24	25	25
5.90%, 2/1/27	25	23
5.95%, 2/1/37	250	218

TransDigm, Inc., 6.50%, 5/15/25	50	47
6.25%, 3/15/26 (1)	880	877
6.38%, 6/15/26	350	335
7.50%, 3/15/27	590	569
5.50%, 11/15/27 (1)	670	601

Triumph Group, Inc., 6.25%, 9/15/24 (1)	25	22
7.75%, 8/15/25	75	54
		2,771

Airlines – 0.1%

American Airlines Group, Inc.,
5.00%, 6/1/22 (1)	75	60
3.75%, 3/1/25 (1)	125	88

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Airlines – 0.1% – continued

United Airlines Holdings, Inc., 4.25%, 10/1/22	$25	$23
4.88%, 1/15/25	90	77
		248

Apparel & Textile Products – 0.1%

William Carter (The) Co., 5.63%, 3/15/27 (1)	215	208

Auto Parts Manufacturing – 0.3%

Cooper-Standard Automotive, Inc., 5.63%, 11/15/26 (1)	75	55

Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (1)	130	104

Tenneco, Inc., 5.38%, 12/15/24	75	42
5.00%, 7/15/26	25	16

Truck Hero, Inc., 8.50%, 4/21/24 (1)	560	498
		715

Automobiles Manufacturing – 0.5%

Ford Motor Credit Co. LLC, 3.34%, 3/18/21	10	10
5.88%, 8/2/21	230	225
4.13%, 8/4/25	200	177
4.39%, 1/8/26	185	162
5.11%, 5/3/29	400	347

Tesla, Inc., 5.30%, 8/15/25 (1)	200	187
		1,108

Banks – 0.1%

CIT Group, Inc., 4.13%, 3/9/21	75	74
5.00%, 8/15/22	100	97
		171

Cable & Satellite – 2.9%

Block Communications, Inc., 4.88%, 3/1/28 (1)	25	23

Cablevision Systems Corp., 5.88%, 9/15/22	25	25

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	195	192
5.13%, 5/1/23 (1)	225	227

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Cable & Satellite – 2.9% – continued
5.88%, 4/1/24 (1)	$280	$287
5.38%, 5/1/25 (1)	50	51
5.75%, 2/15/26 (1)	690	699
5.50%, 5/1/26 (1)	150	152
5.00%, 2/1/28 (1)	595	597
4.75%, 3/1/30 (1)	25	25
4.50%, 8/15/30 (1)	890	872
4.50%, 5/1/32 (1)	535	522

CSC Holdings LLC, 7.75%, 7/15/25 (1)	375	390
6.63%, 10/15/25 (1)	200	210
5.50%, 5/15/26 (1)	335	347
7.50%, 4/1/28 (1)	385	410
6.50%, 2/1/29 (1)	400	432
5.75%, 1/15/30 (1)	380	383

DISH DBS Corp., 5.88%, 7/15/22	25	24
5.88%, 11/15/24	175	170

GCI LLC, 6.63%, 6/15/24 (1)	75	74

Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 8/15/27 (1)	50	49
		6,161

Casinos & Gaming – 1.0%

Boyd Gaming Corp., 6.38%, 4/1/26	340	294
6.00%, 8/15/26	100	86
4.75%, 12/1/27 (1)	70	58

Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25 (1)	125	90

Churchill Downs, Inc., 5.50%, 4/1/27 (1)	230	217
4.75%, 1/15/28 (1)	25	22

Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23 (1)	75	60

Eldorado Resorts, Inc., 6.00%, 4/1/25	25	22
6.00%, 9/15/26	100	90

Enterprise Development Authority (The), 12.00%, 7/15/24 (1)	125	109

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Casinos & Gaming – 1.0% – continued

Golden Entertainment, Inc., 7.63%, 4/15/26 (1)	$125	$82

Inn of the Mountain Gods Resort & Casino, 9.25%, 11/30/20 (2)	63	62

Jacobs Entertainment, Inc., 7.88%, 2/1/24 (1)	100	84

MGM Resorts International, 6.00%, 3/15/23	125	121
5.50%, 4/15/27	83	76

Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (1)	250	185

Scientific Games International, Inc., 8.25%, 3/15/26 (1)	25	16
7.00%, 5/15/28 (1)	550	338
7.25%, 11/15/29 (1)	50	31

Twin River Worldwide Holdings, Inc., 6.75%, 6/1/27 (1)	25	19

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (1)	15	14
5.25%, 5/15/27 (1)	125	113

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/1/29 (1)	25	23
		2,212

Chemicals – 1.3%

CF Industries, Inc., 5.38%, 3/15/44	80	76

Chemours (The) Co., 7.00%, 5/15/25	25	21
5.38%, 5/15/27	25	19

Cornerstone Chemical Co., 6.75%, 8/15/24 (1)	1,110	919

Element Solutions, Inc., 5.88%, 12/1/25 (1)	300	294

Innophos Holdings, Inc., 9.38%, 2/15/28 (1)	50	49

Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 4/15/25 (1)	25	22

Olin Corp., 5.63%, 8/1/29	50	46
5.00%, 2/1/30	220	189

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Chemicals – 1.3% – continued

PQ Corp., 6.75%, 11/15/22 (1)	$25	$25

TPC Group, Inc., 10.50%, 8/1/24 (1)	100	82

Tronox, Inc., 6.50%, 4/15/26 (1)	310	279

Univar Solutions USA, Inc., 5.13%, 12/1/27 (1)	335	305

Valvoline, Inc., 4.25%, 2/15/30 (1)	195	183

WR Grace & Co-Conn, 5.13%, 10/1/21 (1)	230	232
		2,741

Coal Operations – 0.0%

Murray Energy Corp., 12.00%, 4/15/24 (1)(3)(4)(5)	486	–

Commercial Finance – 0.2%

AerCap Global Aviation Trust, (Variable, ICE LIBOR USD 3M + 4.30%), 6.50%, 6/15/45 (1)(6)	294	244

DAE Funding LLC, 5.00%, 8/1/24 (1)	75	68

Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22 (1)	50	46
6.50%, 10/1/25 (1)	75	55

Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.38%, 12/15/22 (1)	25	24
		437

Communications Equipment – 1.0%

CommScope Technologies LLC, 6.00%, 6/15/25 (1)	724	663
5.00%, 3/15/27 (1)	525	455

CommScope, Inc., 5.00%, 6/15/21 (1)	4	4
5.50%, 3/1/24 (1)	75	76
6.00%, 3/1/26 (1)	220	220
8.25%, 3/1/27 (1)	365	352

Nokia of America Corp., 6.45%, 3/15/29	75	80

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Communications Equipment – 1.0% – continued

ViaSat, Inc., 5.63%, 9/15/25 (1)	$210	$196
5.63%, 4/15/27 (1)	75	74
		2,120

Construction Materials Manufacturing – 0.2%

Advanced Drainage Systems, Inc., 5.00%, 9/30/27 (1)	25	22

Northwest Hardwoods, Inc., 7.50%, 8/1/21 (1)	25	9

NWH Escrow Corp., 7.50%, 8/1/21 (1)	25	9

Standard Industries, Inc., 5.38%, 11/15/24 (1)	200	193

Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 7/15/23	75	74
6.50%, 3/15/27 (1)	50	47

US Concrete, Inc., 6.38%, 6/1/24	100	90
		444

Consumer Finance – 0.8%

Ally Financial, Inc., 3.88%, 5/21/24	75	67
8.00%, 11/1/31	50	58

Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 5/1/25 (1)	25	24

Credit Acceptance Corp., 5.13%, 12/31/24 (1)	50	45
6.63%, 3/15/26	75	71

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 8/1/21 (1)	25	21
5.25%, 3/15/22 (1)	100	89
4.25%, 2/1/27 (1)	50	40

Nationstar Mortgage Holdings, Inc., 8.13%, 7/15/23 (1)	100	98
9.13%, 7/15/26 (1)	50	45
6.00%, 1/15/27 (1)	25	21

Navient Corp., 5.88%, 3/25/21	25	24
6.63%, 7/26/21	25	26
5.50%, 1/25/23	25	24

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Consumer Finance – 0.8% – continued
6.13%, 3/25/24	$125	$116
6.75%, 6/25/25	175	161
6.75%, 6/15/26	150	138
5.00%, 3/15/27	25	21

Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 6/15/25 (1)	50	42

Springleaf Finance Corp., 6.88%, 3/15/25	75	76
7.13%, 3/15/26	200	198
6.63%, 1/15/28	75	71
5.38%, 11/15/29	25	23

Starwood Property Trust, Inc., 3.63%, 2/1/21	280	262
		1,761

Consumer Products – 0.4%

Central Garden & Pet Co., 6.13%, 11/15/23	25	24
5.13%, 2/1/28	25	23

Energizer Holdings, Inc., 5.50%, 6/15/25 (1)	125	121
6.38%, 7/15/26 (1)	25	25
7.75%, 1/15/27 (1)	210	217

High Ridge Brands Co., 8.88%, 3/15/25 (1)(4)(7)	1,100	–

Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23 (1)	50	41

Prestige Brands, Inc., 5.13%, 1/15/28 (1)	25	25

Revlon Consumer Products Corp., 6.25%, 8/1/24	25	6

Spectrum Brands, Inc., 6.13%, 12/15/24	65	62
5.75%, 7/15/25	330	309
		853

Consumer Services – 1.7%

ADT Security (The) Corp., 6.25%, 10/15/21	50	49
4.13%, 6/15/23	25	24
4.88%, 7/15/32 (1)	175	149

Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 7/15/26 (1)	175	172

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Consumer Services – 1.7% – continued
9.75%, 7/15/27 (1)	$200	$188

APX Group, Inc., 7.88%, 12/1/22	49	46
7.63%, 9/1/23	340	263
6.75%, 2/15/27 (1)	320	266

Aramark Services, Inc., 5.00%, 2/1/28 (1)	335	312

ASGN, Inc., 4.63%, 5/15/28 (1)	545	506

Korn Ferry, 4.63%, 12/15/27 (1)	205	178

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 4/15/24 (1)	25	25
5.75%, 4/15/26 (1)	915	897
6.25%, 1/15/28 (1)	455	392

Service Corp. International, 5.38%, 5/15/24	50	51
5.13%, 6/1/29	50	51
		3,569

Containers & Packaging – 2.7%

Ball Corp., 4.00%, 11/15/23	65	66
5.25%, 7/1/25	15	16

Berry Global, Inc., 5.13%, 7/15/23	235	236
5.63%, 7/15/27 (1)	290	300

Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26	335	343

Flex Acquisition Co., Inc., 7.88%, 7/15/26 (1)	50	46

Greif, Inc., 6.50%, 3/1/27 (1)	100	96

Matthews International Corp., 5.25%, 12/1/25 (1)	75	66

Mauser Packaging Solutions Holding Co., 7.25%, 4/15/25 (1)	425	338

Plastipak Holdings, Inc., 6.25%, 10/15/25 (1)	1,780	1,593

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Containers & Packaging – 2.7% – continued

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.13%, 7/15/23 (1)	$365	$361
7.00%, 7/15/24 (1)	50	51

Sealed Air Corp., 5.13%, 12/1/24 (1)	25	25
4.00%, 12/1/27 (1)	75	70

Silgan Holdings, Inc., 4.13%, 2/1/28 (1)	25	23

Trident TPI Holdings, Inc., 9.25%, 8/1/24 (1)	855	710
6.63%, 11/1/25 (1)	1,785	1,432
		5,772

Department Stores – 0.0%

JC Penney Corp., Inc., 8.63%, 3/15/25 (1)	75	10
6.38%, 10/15/36	100	8

Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG, 8.75%, 10/25/24 (1)	41	3
		21

Distributors – Consumer Discretionary – 0.5%

IAA, Inc., 5.50%, 6/15/27 (1)	410	397

KAR Auction Services, Inc., 5.13%, 6/1/25 (1)	730	697
		1,094

Diversified Banks – 0.4%

Bank of America Corp., (Variable, ICE LIBOR USD 3M + 3.29%), 5.13%, 6/20/24 (6)(8)	50	48
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 9/5/24 (6)(8)	225	228
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 3/15/28 (6)(8)	50	51

Citigroup, Inc., (Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 1/30/23 (6)(8)	50	48
(Variable, U.S. SOFR + 3.23%), 4.70%, 1/30/25 (6)(8)	125	107

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Diversified Banks – 0.4% – continued
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 8/15/26 (6)(8)	$100	$103

JPMorgan Chase & Co., (Variable, ICE LIBOR USD 3M + 3.30%), 6.00%, 8/1/23 (6)(8)	150	148
(Variable, ICE LIBOR USD 3M + 3.78%), 6.75%, 2/1/24 (6)(8)	25	26
(Variable, ICE LIBOR USD 3M + 3.33%), 6.10%, 10/1/24 (6)(8)	100	102
(Variable, U.S. SOFR + 3.13%), 4.60%, 2/1/25 (6)(8)	50	44
		905

Educational Services – 0.0%

Graham Holdings Co., 5.75%, 6/1/26 (1)	25	24

Entertainment Content – 0.3%

Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, 2/15/28 (1)	50	41

AMC Networks, Inc., 4.75%, 12/15/22	83	80

Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 8/15/26 (1)	200	163
6.63%, 8/15/27 (1)	75	50

Lions Gate Capital Holdings LLC, 6.38%, 2/1/24 (1)	50	44
5.88%, 11/1/24 (1)	150	128

Univision Communications, Inc., 6.75%, 9/15/22 (1)	128	123
5.13%, 2/15/25 (1)	25	21

WMG Acquisition Corp., 5.00%, 8/1/23 (1)	50	50
		700

Entertainment Resources – 1.8%

AMC Entertainment Holdings, Inc., 5.88%, 11/15/26	175	73
6.13%, 5/15/27	50	21

Boyne USA, Inc., 7.25%, 5/1/25	100	95

Carlson Travel, Inc., 9.50%, 12/15/24 (1)	930	614

Cedar Fair L.P., 5.25%, 7/15/29 (1)	285	241

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Entertainment Resources – 1.8% – continued

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 6/1/24	$25	$22

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 4/15/27	175	150

Cinemark USA, Inc., 5.13%, 12/15/22	75	59
4.88%, 6/1/23	50	37

Live Nation Entertainment, Inc., 4.88%, 11/1/24 (1)	235	214
5.63%, 3/15/26 (1)	75	70
4.75%, 10/15/27 (1)	1,010	899

LTF Merger Sub, Inc., 8.50%, 6/15/23 (1)	150	123

Six Flags Entertainment Corp., 5.50%, 4/15/27 (1)	285	240

Speedway Motorsports LLC/Speedway Funding II, Inc., 4.88%, 11/1/27 (1)	25	23

Sterling Entertainment Group LLC, 10.25%, 1/15/25 (9)	1,110	975
		3,856

Exploration & Production – 2.2%

Antero Resources Corp., 5.13%, 12/1/22	50	26
5.63%, 6/1/23	25	10

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/1/22 (1)	176	103
7.00%, 11/1/26 (1)	635	176

Bruin E&P Partners LLC, 8.88%, 8/1/23 (1)	410	29

Callon Petroleum Co., 6.25%, 4/15/23	25	6
6.13%, 10/1/24	125	22

Centennial Resource Production LLC, 5.38%, 1/15/26 (1)	100	24
6.88%, 4/1/27 (1)	250	61

Chaparral Energy, Inc., 8.75%, 7/15/23 (1)	125	6

Chesapeake Energy Corp., 6.88%, 11/15/20	75	20

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Exploration & Production – 2.2% – continued
5.75%, 3/15/23	$25	$2
8.00%, 1/15/25	75	5

CNX Resources Corp., 5.88%, 4/15/22	50	46
7.25%, 3/14/27 (1)	50	35

Comstock Resources, Inc., 7.50%, 5/15/25 (1)	25	16
9.75%, 8/15/26	85	61

Continental Resources, Inc., 5.00%, 9/15/22	650	415

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/25 (1)	820	426

Denbury Resources, Inc., 9.00%, 5/15/21 (1)	175	51

Endeavor Energy Resources L.P./EER Finance, Inc., 5.75%, 1/30/28 (1)	75	51

Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 2/15/23 (1)	580	336

EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 5/1/24 (1)(4)(5)	219	–

Extraction Oil & Gas, Inc., 7.38%, 5/15/24 (1)	50	9

Gulfport Energy Corp., 6.00%, 10/15/24	100	25
6.38%, 1/15/26	50	10

HighPoint Operating Corp., 7.00%, 10/15/22	50	26

Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 10/1/25 (1)	925	425
6.25%, 11/1/28 (1)	410	180

Indigo Natural Resources LLC, 6.88%, 2/15/26 (1)	100	66

Jagged Peak Energy LLC, 5.88%, 5/1/26	50	37

Laredo Petroleum, Inc., 9.50%, 1/15/25	75	30

Lonestar Resources America, Inc., 11.25%, 1/1/23 (1)	75	14

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Exploration & Production – 2.2% – continued

Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26 (1)	$50	$30

Matador Resources Co., 5.88%, 9/15/26	345	101

Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26 (1)	75	22
10.50%, 5/15/27 (1)	25	8

Murphy Oil Corp., 6.88%, 8/15/24	75	44
5.75%, 8/15/25	25	13

Oasis Petroleum, Inc., 6.25%, 5/1/26 (1)	25	4

Occidental Petroleum Corp., 3.13%, 2/15/22	95	69
2.70%, 8/15/22	190	135
2.70%, 2/15/23	265	157
2.90%, 8/15/24	285	156
7.50%, 5/1/31	50	26

Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27 (1)	145	102
4.13%, 2/15/28 (1)	75	51

PDC Energy, Inc., 6.13%, 9/15/24	25	13
5.75%, 5/15/26	450	252

Range Resources Corp., 5.00%, 8/15/22	57	43
4.88%, 5/15/25	220	131
9.25%, 2/1/26 (1)	235	141

Sanchez Energy Corp., 7.75%, 6/15/21 (4)(5)	175	–
6.13%, 1/15/23 (4)(5)	165	–

SM Energy Co., 6.13%, 11/15/22	25	11
5.63%, 6/1/25	85	23
6.75%, 9/15/26	25	8
6.63%, 1/15/27	215	63

Southwestern Energy Co., 7.75%, 10/1/27	25	16

Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp., 8.75%, 4/15/23 (1)	50	11

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Exploration & Production – 2.2% – continued
9.75%, 4/15/23 (1)	$100	$24

Whiting Petroleum Corp., 5.75%, 3/15/21 (4)	25	2
6.25%, 4/1/23 (4)	25	2
6.63%, 1/15/26 (4)	75	5

WPX Energy, Inc., 8.25%, 8/1/23	58	43
5.25%, 9/15/24	150	92
5.75%, 6/1/26	150	86
4.50%, 1/15/30	75	41
		4,674

Financial Services – 1.5%

AG Issuer LLC, 6.25%, 3/1/28 (1)	75	63

Goldman Sachs Group (The), Inc., (Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.22%), 4.95%, 2/10/25 (6)(8)	50	44

Hunt Cos., Inc., 6.25%, 2/15/26 (1)	75	56

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.75%, 2/1/24	50	48
4.75%, 9/15/24	200	184
6.25%, 5/15/26	225	213
5.25%, 5/15/27	175	162

LPL Holdings, Inc., 5.75%, 9/15/25 (1)	700	672
4.63%, 11/15/27 (1)	200	183

NFP Corp., 6.88%, 7/15/25 (1)	1,535	1,512
8.00%, 7/15/25 (1)	75	69
		3,206

Food & Beverage – 1.4%

Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (1)	75	68

Darling Ingredients, Inc., 5.25%, 4/15/27 (1)	50	48

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 8/15/26 (1)	50	43

Kraft Heinz Foods Co., 4.63%, 1/30/29	50	50

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Food & Beverage – 1.4% – continued
3.75%, 4/1/30 (1)	$25	$24
5.00%, 7/15/35	100	99
6.88%, 1/26/39	50	57
7.13%, 8/1/39 (1)	25	29
6.50%, 2/9/40	150	164
5.00%, 6/4/42	75	71
5.20%, 7/15/45	510	490
4.38%, 6/1/46	250	225
4.88%, 10/1/49 (1)	655	596

Nathan’s Famous, Inc., 6.63%, 11/1/25 (1)	100	93

Pilgrim’s Pride Corp., 5.75%, 3/15/25 (1)	100	101
5.88%, 9/30/27 (1)	75	75

Post Holdings, Inc., 5.75%, 3/1/27 (1)	315	323
5.63%, 1/15/28 (1)	215	218
4.63%, 4/15/30 (1)	225	215
		2,989

Forest & Paper Products Manufacturing – 0.1%

Mercer International, Inc., 6.50%, 2/1/24	75	64
7.38%, 1/15/25	75	62

Schweitzer-Mauduit International, Inc., 6.88%, 10/1/26 (1)	75	75
		201

Hardware – 0.5%

CDW LLC/CDW Finance Corp., 5.00%, 9/1/25	230	237

Dell International LLC/EMC Corp., 7.13%, 6/15/24 (1)	125	129

Diebold Nixdorf, Inc., 8.50%, 4/15/24	50	33

Everi Payments, Inc., 7.50%, 12/15/25 (1)	40	30

NCR Corp., 6.38%, 12/15/23	50	49
5.75%, 9/1/27 (1)	100	91
6.13%, 9/1/29 (1)	150	140

TTM Technologies, Inc., 5.63%, 10/1/25 (1)	50	42

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Hardware – 0.5% continued

Western Digital Corp., 4.75%, 2/15/26	$405	$411
		1,162

Health Care Facilities & Services – 3.4%

ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (1)	150	88

Catalent Pharma Solutions, Inc., 5.00%, 7/15/27 (1)	25	24

Charles River Laboratories International, Inc., 5.50%, 4/1/26 (1)	75	77

CHS/Community Health Systems, Inc., 6.88%, 2/1/22	38	29
9.88%, 6/30/23 (1)	50	40
8.63%, 1/15/24 (1)	95	94
8.13%, 6/30/24 (1)	144	100
6.63%, 2/15/25 (1)	275	254
8.00%, 3/15/26 (1)	175	166
8.00%, 12/15/27 (1)	21	19
6.88%, 4/1/28 (1)	53	21

DaVita, Inc., 5.13%, 7/15/24	25	25

Encompass Health Corp., 5.75%, 11/1/24	56	56
4.75%, 2/1/30	50	49

Envision Healthcare Corp., 8.75%, 10/15/26 (1)	3,340	818

HCA, Inc., 5.88%, 5/1/23	50	52
5.38%, 2/1/25	25	26
7.69%, 6/15/25	360	371
7.58%, 9/15/25	100	103
5.63%, 9/1/28	100	105
5.88%, 2/1/29	35	37
3.50%, 9/1/30	1,400	1,270

LifePoint Health, Inc., 4.38%, 2/15/27 (1)	25	24

MEDNAX, Inc., 6.25%, 1/15/27 (1)	50	40

Radiology Partners, Inc., 9.25%, 2/1/28 (1)	25	22

Select Medical Corp., 6.25%, 8/15/26 (1)	350	350

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Health Care Facilities & Services – 3.4% – continued

Surgery Center Holdings, Inc., 6.75%, 7/1/25 (1)	$1,850	$1,332
10.00%, 4/15/27 (1)	340	238

Team Health Holdings, Inc., 6.38%, 2/1/25 (1)	1,020	378

Tenet Healthcare Corp., 8.13%, 4/1/22	75	72
6.75%, 6/15/23	205	189
4.63%, 7/15/24	50	48
4.63%, 9/1/24 (1)	50	48
4.88%, 1/1/26 (1)	75	71
5.13%, 11/1/27 (1)	100	95

Vizient, Inc., 6.25%, 5/15/27 (1)	280	273

West Street Merger Sub, Inc., 6.38%, 9/1/25 (1)	340	296
		7,300

Home & Office Products Manufacturing – 0.1%

Newell Brands, Inc., 4.45%, 4/1/26	100	98
5.63%, 4/1/36	150	149
5.75%, 4/1/46	50	50
		297

Home Improvement – 1.0%

Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23 (1)	1,480	962

BMC East LLC, 5.50%, 10/1/24 (1)	175	169

Cornerstone Building Brands, Inc., 8.00%, 4/15/26 (1)	113	97

Griffon Corp., 5.75%, 3/1/28 (1)	100	94

JELD-WEN, Inc., 4.63%, 12/15/25 (1)	145	128
4.88%, 12/15/27 (1)	415	366

Patrick Industries, Inc., 7.50%, 10/15/27 (1)	100	98

PGT Innovations, Inc., 6.75%, 8/1/26 (1)	100	96

Werner FinCo L.P./Werner FinCo, Inc., 8.75%, 7/15/25 (1)	125	110
		2,120

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Homebuilders – 0.8%

Adams Homes, Inc., 7.50%, 2/15/25 (1)	$50	$48

Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 1/15/28 (1)	50	40

Beazer Homes USA, Inc., 6.75%, 3/15/25	75	60
7.25%, 10/15/29	50	38

Century Communities, Inc., 5.88%, 7/15/25	100	84

Forestar Group, Inc., 8.00%, 4/15/24 (1)	150	151
5.00%, 3/1/28 (1)	25	21

KB Home, 7.63%, 5/15/23	25	25
6.88%, 6/15/27	75	75

Lennar Corp., 4.13%, 1/15/22	25	25

Meritage Homes Corp., 7.00%, 4/1/22	54	54
6.00%, 6/1/25	125	115

Shea Homes L.P./Shea Homes Funding Corp., 4.75%, 2/15/28 (1)	155	132

Taylor Morrison Communities, Inc., 5.88%, 1/31/25 (1)	125	116
5.88%, 6/15/27 (1)	195	181
6.63%, 7/15/27 (1)	50	45
5.75%, 1/15/28 (1)	155	138

TRI Pointe Group, Inc., 5.25%, 6/1/27	75	67

Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/1/23	75	71
6.63%, 8/15/25	50	45

Williams Scotsman International, Inc., 7.88%, 12/15/22 (1)	44	43
6.88%, 8/15/23 (1)	150	137
		1,711

Industrial Other – 0.8%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	125	71

Anixter, Inc., 6.00%, 12/1/25	50	49

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Industrial Other – 0.8% – continued

Brand Industrial Services, Inc., 8.50%, 7/15/25 (1)	$125	$98

Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24 (1)	25	23

frontdoor, Inc., 6.75%, 8/15/26 (1)	255	244

Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	50	49

H&E Equipment Services, Inc., 5.63%, 9/1/25	125	116

Harsco Corp., 5.75%, 7/31/27 (1)	360	333

Installed Building Products, Inc., 5.75%, 2/1/28 (1)	75	71

New Enterprise Stone & Lime Co., Inc., 10.13%, 4/1/22 (1)	125	125
6.25%, 3/15/26 (1)	25	23

Resideo Funding, Inc., 6.13%, 11/1/26 (1)	370	323

TopBuild Corp., 5.63%, 5/1/26 (1)	75	69

United Rentals North America, Inc., 6.50%, 12/15/26	125	127
		1,721

Internet Media – 1.1%

Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/1/27 (1)	380	383

GrubHub Holdings, Inc., 5.50%, 7/1/27 (1)	100	88

Match Group, Inc., 6.38%, 6/1/24	75	76
5.00%, 12/15/27 (1)	50	48
5.63%, 2/15/29 (1)	75	72
4.13%, 8/1/30 (1)	50	45

Netflix, Inc., 5.38%, 2/1/21	125	126
4.88%, 4/15/28	215	221
5.88%, 11/15/28	250	267
6.38%, 5/15/29	230	251
5.38%, 11/15/29 (1)	390	405

Twitter, Inc., 3.88%, 12/15/27 (1)	25	24

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Internet Media – 1.1% – continued

Uber Technologies, Inc., 7.50%, 11/1/23 (1)	$175	$170
8.00%, 11/1/26 (1)	100	99
7.50%, 9/15/27 (1)	25	25
		2,300

Iron & Steel – 1.1%

Algoma Steel Parent S.C.A., 12/31/40 (10)	49	49

Specialty Steel Supply, Inc., 12.55%, 11/15/22 (1)(9)	2,670	2,376
		2,425

Leisure Products Manufacturing – 0.0%

Mattel, Inc., 6.75%, 12/31/25 (1)	75	76

Life Insurance – 0.1%

Fidelity & Guaranty Life Holdings, Inc., 5.50%, 5/1/25 (1)	100	99

Genworth Holdings, Inc., 7.63%, 9/24/21	50	47
4.90%, 8/15/23	100	88
		234

Machinery Manufacturing – 1.1%

Amsted Industries, Inc., 5.63%, 7/1/27 (1)	50	49
4.63%, 5/15/30 (1)	170	152

Cloud Crane LLC, 10.13%, 8/1/24 (1)	125	98

Colfax Corp., 6.00%, 2/15/24 (1)	50	48
6.38%, 2/15/26 (1)	25	25

Granite US Holdings Corp., 11.00%, 10/1/27 (1)	170	146

JPW Industries Holding Corp., 9.00%, 10/1/24 (1)	1,370	1,067

Manitowoc (The) Co., Inc., 9.00%, 4/1/26 (1)	50	44

MTS Systems Corp., 5.75%, 8/15/27 (1)	50	46

RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25 (1)	170	159

SPX FLOW, Inc., 5.63%, 8/15/24 (1)	50	49

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Machinery Manufacturing – 1.1% – continued
5.88%, 8/15/26 (1)	$50	$48

Tennant Co., 5.63%, 5/1/25	75	72

Terex Corp., 5.63%, 2/1/25 (1)	380	357

Titan International, Inc., 6.50%, 11/30/23	75	34
		2,394

Managed Care – 3.4%

Centene Corp., 4.75%, 1/15/25 (1)	125	125
5.38%, 6/1/26 (1)	75	77
5.38%, 8/15/26 (1)	75	76
4.25%, 12/15/27 (1)	75	74
4.63%, 12/15/29 (1)	50	50
3.38%, 2/15/30 (1)	50	47

One Call Corp., 7.50%, 7/1/24 (1)(2)	5,514	4,880

Polaris Intermediate Corp., 8.50%, 12/1/22 (1)(2)	2,650	2,054
		7,383

Manufactured Goods – 1.6%

EnPro Industries, Inc., 5.75%, 10/15/26	75	72

Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp., 12.25%, 11/15/26 (1)	150	117

Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23 (1)	75	70

Material Sciences Corp., 10.20%, 1/9/24 (9)	1,550	1,448

Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc., 8.63%, 6/1/21 (1)	2,730	1,597

Park-Ohio Industries, Inc., 6.63%, 4/15/27	100	79
		3,383

Medical Equipment & Devices Manufacturing – 0.3%

Avantor, Inc., 9.00%, 10/1/25 (1)	200	210

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Medical Equipment & Devices Manufacturing – 0.3% – continued

Hill-Rom Holdings, Inc., 4.38%, 9/15/27 (1)	$25	$25

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A., 6.63%, 5/15/22 (1)	190	180
7.25%, 2/1/28 (1)	325	279
		694

Metals & Mining – 2.7%

Aleris International, Inc., 10.75%, 7/15/23 (1)	25	24

Allegheny Technologies, Inc., 5.88%, 12/1/27	50	42

Arconic Corp., 6.13%, 2/15/28 (1)	95	97

Big River Steel LLC/BRS Finance Corp., 7.25%, 9/1/25 (1)	776	706

Century Aluminum Co., 7.50%, 6/1/21 (1)	1,240	1,131

Cleveland-Cliffs, Inc., 5.75%, 3/1/25	39	30
6.75%, 3/15/26 (1)	445	396
5.88%, 6/1/27 (1)	125	76
6.25%, 10/1/40	50	27

Coeur Mining, Inc., 5.88%, 6/1/24	75	67

Commercial Metals Co., 5.75%, 4/15/26	50	47
5.38%, 7/15/27	25	23

Compass Minerals International, Inc., 6.75%, 12/1/27 (1)	75	68

Freeport-McMoRan, Inc., 3.55%, 3/1/22	60	58
3.88%, 3/15/23	100	94
5.00%, 9/1/27	230	214
4.13%, 3/1/28	185	161
5.25%, 9/1/29	310	292
4.25%, 3/1/30	210	183
5.45%, 3/15/43	310	277

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (1)	660	614

Kaiser Aluminum Corp., 4.63%, 3/1/28 (1)	50	44

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Metals & Mining – 2.7% – continued

Novelis Corp., 5.88%, 9/30/26 (1)	$670	$658
4.75%, 1/30/30 (1)	395	352

Real Alloy Holding, Inc., 10.00%, 1/15/19 (1)(3)(4)(7)	1,283	–

Tms International Holding Corp., 7.25%, 8/15/25 (1)	75	68

Warrior Met Coal, Inc., 8.00%, 11/1/24 (1)	36	30
		5,779

Oil & Gas Services & Equipment – 0.5%

Apergy Corp., 6.38%, 5/1/26	25	19

Archrock Partners L.P./Archrock Partners Finance Corp., 6.88%, 4/1/27 (1)	100	71
6.25%, 4/1/28 (1)	295	204

Basic Energy Services, Inc., 10.75%, 10/15/23 (1)	25	11

Calfrac Holdings L.P., 8.50%, 6/15/26 (1)	25	2

Diamond Offshore Drilling, Inc., 3.45%, 11/1/23	25	7
7.88%, 8/15/25	75	22
5.70%, 10/15/39	25	4

Exterran Energy Solutions L.P./EES Finance Corp., 8.13%, 5/1/25	50	33

Forum Energy Technologies, Inc., 6.25%, 10/1/21	1,460	460

FTS International, Inc., 6.25%, 5/1/22	100	35

Global Marine, Inc., 7.00%, 6/1/28	25	8

Nabors Industries, Inc., 5.75%, 2/1/25	150	33

Nine Energy Service, Inc., 8.75%, 11/1/23 (1)	75	19

SESI LLC, 7.13%, 12/15/21 (1)	75	29
7.75%, 9/15/24	25	6

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Oil & Gas Services & Equipment – 0.5% – continued

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 4/1/26	$50	$31
6.88%, 9/1/27	75	47
		1,041

Pharmaceuticals – 0.2%

Bausch Health Americas, Inc., 8.50%, 1/31/27 (1)	175	183

Elanco Animal Health, Inc., 5.65%, 8/28/28	25	26

Par Pharmaceutical, Inc., 7.50%, 4/1/27 (1)	125	125
		334

Pipeline – 3.7%

Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 9/15/24	920	639
5.75%, 3/1/27 (1)	50	32

Buckeye Partners L.P., 4.15%, 7/1/23	30	26
4.13%, 3/1/25 (1)	170	143
3.95%, 12/1/26	450	369
4.13%, 12/1/27	290	238
4.50%, 3/1/28 (1)	170	139
5.85%, 11/15/43	175	117

Cheniere Energy Partners L.P., 5.25%, 10/1/25	705	649
4.50%, 10/1/29 (1)	790	687

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.63%, 5/1/27 (1)	25	14

DCP Midstream Operating L.P., 4.75%, 9/30/21 (1)	50	44
5.38%, 7/15/25	115	79
5.13%, 5/15/29	75	47
(Variable, ICE LIBOR USD 3M + 3.85%), 5.85%, 5/21/43 (1)(6)	425	204
5.60%, 4/1/44	240	106

Delek Logistics Partners L.P./Delek Logistics Finance Corp., 6.75%, 5/15/25	75	73

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Pipeline – 3.7% – continued

Energy Transfer Operating L.P., (Variable, ICE LIBOR USD 3M + 4.03%), 6.25%, 2/15/23 (6)(8)	$75	$38
(Variable, ICE LIBOR USD 3M + 4.16%), 6.63%, 2/15/28 (6)(8)	50	25

EnLink Midstream LLC, 5.38%, 6/1/29	100	52

EnLink Midstream Partners L.P., 4.40%, 4/1/24	25	13
4.85%, 7/15/26	25	12
5.60%, 4/1/44	75	25
5.05%, 4/1/45	25	9
5.45%, 6/1/47	75	25

Enterprise Products Operating LLC, 4.80%, 2/1/49	140	140
4.20%, 1/31/50	403	384

EQM Midstream Partners L.P., 4.75%, 7/15/23	335	242
4.00%, 8/1/24	110	77
4.13%, 12/1/26	220	126
5.50%, 7/15/28	340	189

Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 5/15/23	25	18
6.50%, 10/1/25	125	90
6.25%, 5/15/26	180	126
7.75%, 2/1/28	75	52

Global Partners L.P./GLP Finance Corp., 7.00%, 8/1/27	170	128

Hess Midstream Operations L.P., 5.63%, 2/15/26 (1)	125	88
5.13%, 6/15/28 (1)	125	88

Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 2/1/28 (1)	25	21

MPLX L.P., 4.70%, 4/15/48	206	159
5.50%, 2/15/49	29	24
NuStar Logistics L.P., 6.00%, 6/1/26	25	19

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	175	109

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Pipeline – 3.7% – continued

Plains All American Pipeline L.P., (Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22 (6)(8)	$175	$88

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 8/15/22	237	43
5.75%, 4/15/25	505	56

Summit Midstream Partners L.P., (Variable, ICE LIBOR USD 3M + 7.43%), 9.50%, 12/15/22 (6)(8)	125	2

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 4.75%, 10/1/23 (1)	125	79
5.50%, 9/15/24 (1)	50	28
6.00%, 3/1/27 (1)	175	93
5.50%, 1/15/28 (1)	310	161

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/23	100	86
6.75%, 3/15/24	198	174
5.13%, 2/1/25	270	230
5.38%, 2/1/27	66	54
6.50%, 7/15/27	160	136
5.00%, 1/15/28	75	60
6.88%, 1/15/29	75	60
5.50%, 3/1/30 (1)	340	263

TransMontaigne Partners L.P./TLP Finance Corp., 6.13%, 2/15/26	25	20

Williams (The) Cos., Inc., 5.10%, 9/15/45	10	9
4.85%, 3/1/48	335	312
		7,839

Power Generation – 1.9%

Calpine Corp., 5.50%, 2/1/24	205	195
5.75%, 1/15/25	520	481
4.50%, 2/15/28 (1)	655	635
5.13%, 3/15/28	540	497

Clearway Energy Operating LLC, 5.75%, 10/15/25	125	124
5.00%, 9/15/26	100	97
4.75%, 3/15/28 (1)	50	46

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Power Generation – 1.9% – continued

NRG Energy, Inc., 7.25%, 5/15/26	$260	$272
6.63%, 1/15/27	775	806
5.25%, 6/15/29 (1)	35	36

Pattern Energy Group, Inc., 5.88%, 2/1/24 (1)	25	25

TerraForm Power Operating LLC, 5.00%, 1/31/28 (1)	25	26
4.75%, 1/15/30 (1)	50	48

Vistra Energy Corp., 5.88%, 6/1/23	25	25

Vistra Operations Co. LLC, 3.55%, 7/15/24 (1)	75	70
5.63%, 2/15/27 (1)	370	382
5.00%, 7/31/27 (1)	405	411
		4,176

Property & Casualty Insurance – 2.3%

Acrisure LLC/Acrisure Finance, Inc., 8.13%, 2/15/24 (1)	310	302
7.00%, 11/15/25 (1)	125	107
10.13%, 8/1/26 (1)	50	47

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (1)	320	300

AmWINS Group, Inc., 7.75%, 7/1/26 (1)	120	118

AssuredPartners, Inc., 7.00%, 8/15/25 (1)	2,695	2,425

GTCR AP Finance, Inc., 8.00%, 5/15/27 (1)	290	267

HUB International Ltd., 7.00%, 5/1/26 (1)	1,060	1,049

Radian Group, Inc., 4.50%, 10/1/24	50	49
4.88%, 3/15/27	100	99

USI, Inc., 6.88%, 5/1/25 (1)	100	93
		4,856

Publishing & Broadcasting – 2.1%

Clear Channel Outdoor Holdings, Inc., 9.25%, 2/15/24 (1)	42	36
5.13%, 8/15/27 (1)	700	662

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Publishing & Broadcasting – 2.1% – continued

EW Scripps (The) Co., 5.13%, 5/15/25 (1)	$100	$88

Gray Television, Inc., 5.13%, 10/15/24 (1)	100	98
5.88%, 7/15/26 (1)	200	193
7.00%, 5/15/27 (1)	25	25

iHeartCommunications, Inc., 6.38%, 5/1/26	27	25
8.38%, 5/1/27	3	3
5.25%, 8/15/27 (1)	315	276
4.75%, 1/15/28 (1)	75	67

National CineMedia LLC, 5.75%, 8/15/26	25	17

Nexstar Broadcasting, Inc., 5.63%, 8/1/24 (1)	25	23
5.63%, 7/15/27 (1)	210	205

Salem Media Group, Inc., 6.75%, 6/1/24 (1)	25	21

Scripps Escrow, Inc., 5.88%, 7/15/27 (1)	25	22

Sinclair Television Group, Inc., 5.13%, 2/15/27 (1)	100	84
5.50%, 3/1/30 (1)	25	21

Sirius XM Radio, Inc., 3.88%, 8/1/22 (1)	85	85
4.63%, 5/15/23 (1)	130	129
4.63%, 7/15/24 (1)	475	482
5.38%, 7/15/26 (1)	160	163
5.00%, 8/1/27 (1)	235	238
5.50%, 7/1/29 (1)	515	525

TEGNA, Inc., 4.63%, 3/15/28 (1)	175	154
5.00%, 9/15/29 (1)	75	68

Townsquare Media, Inc., 6.50%, 4/1/23 (1)	100	96

Urban One, Inc., 7.38%, 4/15/22 (1)	720	652
		4,458

Real Estate – 2.6%

Equinix, Inc., 5.88%, 1/15/26	50	51

ESH Hospitality, Inc., 5.25%, 5/1/25 (1)	465	391

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Real Estate – 2.6% – continued
4.63%, 10/1/27 (1)	$355	$277

FelCor Lodging L.P., 6.00%, 6/1/25	175	167

Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/25 (1)	50	43

GEO Group (The), Inc., 6.00%, 4/15/26	25	16

GLP Capital L.P./GLP Financing II, Inc., 5.25%, 6/1/25	25	23

Greystar Real Estate Partners LLC, 5.75%, 12/1/25 (1)	50	45

HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 7/15/24 (1)	75	72

Howard Hughes (The) Corp., 5.38%, 3/15/25 (1)	50	48

Iron Mountain US Holdings, Inc., 5.38%, 6/1/26 (1)	170	172

Iron Mountain, Inc., 5.75%, 8/15/24	75	75
4.88%, 9/15/27 (1)	515	500
5.25%, 3/15/28 (1)	530	523
4.88%, 9/15/29 (1)	465	437

Kennedy-Wilson, Inc., 5.88%, 4/1/24	75	67

MPT Operating Partnership L.P./MPT Finance Corp., 6.38%, 3/1/24	180	180
5.50%, 5/1/24	395	384
5.25%, 8/1/26	160	157
4.63%, 8/1/29	50	46

Newmark Group, Inc., 6.13%, 11/15/23	75	76

Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 6/1/23 (1)	125	105
9.38%, 4/1/27 (1)	340	287

Ryman Hospitality Properties, Inc., 4.75%, 10/15/27 (1)	135	101

SBA Communications Corp., 4.00%, 10/1/22	50	50
3.88%, 2/15/27 (1)	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Real Estate – 2.6% – continued

Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24 (1)	$25	$19
7.88%, 2/15/25 (1)	855	786

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, 4/15/23 (1)	205	187

VICI Properties L.P./VICI Note Co., Inc., 4.25%, 12/1/26 (1)	50	46
3.75%, 2/15/27 (1)	25	24
4.63%, 12/1/29 (1)	95	87
4.13%, 8/15/30 (1)	25	23
		5,565

Refining & Marketing – 0.1%

Citgo Holding, Inc., 9.25%, 8/1/24 (1)	150	122

Murphy Oil USA, Inc., 4.75%, 9/15/29	50	47

PBF Holding Co LLC/PBF Finance Corp., 6.00%, 2/15/28 (1)	25	17

Sunoco L.P./Sunoco Finance Corp., 6.00%, 4/15/27	75	64
		250

Renewable Energy – 0.1%

EnerSys, 4.38%, 12/15/27 (1)	170	160

Restaurants – 0.4%

Golden Nugget, Inc., 6.75%, 10/15/24 (1)	225	142
8.75%, 10/1/25 (1)	150	77

IRB Holding Corp., 6.75%, 2/15/26 (1)	50	39

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/1/24 (1)	100	98
5.25%, 6/1/26 (1)	435	434

Yum! Brands, Inc., 7.75%, 4/1/25 (1)	85	89
		879

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Retail – Consumer Discretionary – 2.4%

Asbury Automotive Group, Inc., 4.50%, 3/1/28 (1)	$13	$11

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/1/23	26	22
5.25%, 3/15/25 (1)	240	188
5.75%, 7/15/27 (1)	370	294

Beacon Roofing Supply, Inc., 4.88%, 11/1/25 (1)	645	582
4.50%, 11/15/26 (1)	25	23

Builders FirstSource, Inc., 6.75%, 6/1/27 (1)	163	160
5.00%, 3/1/30 (1)	25	22

Carvana Co., 8.88%, 10/1/23 (1)	50	47

FirstCash, Inc., 5.38%, 6/1/24 (1)	50	48

Hertz (The) Corp., 5.50%, 10/15/24 (1)	165	94
7.13%, 8/1/26 (1)	405	215
6.00%, 1/15/28 (1)	810	425

L Brands, Inc., 5.25%, 2/1/28	130	99
7.50%, 6/15/29	50	39
6.88%, 11/1/35	50	37
6.75%, 7/1/36	200	144

Lithia Motors, Inc., 4.63%, 12/15/27 (1)	25	23

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22 (1)	165	106

Penske Automotive Group, Inc., 3.75%, 8/15/20	290	282
5.50%, 5/15/26	230	210

PetSmart, Inc., 7.13%, 3/15/23 (1)	175	163

QVC, Inc., 4.75%, 2/15/27	50	44

Sonic Automotive, Inc., 6.13%, 3/15/27	125	110

SRS Distribution, Inc., 8.25%, 7/1/26 (1)	1,210	920

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Retail – Consumer Discretionary – 2.4% – continued

Staples, Inc., 7.50%, 4/15/26 (1)	$585	$517
10.75%, 4/15/27 (1)	495	380
		5,205

Retail – Consumer Staples – 0.3%

KeHE Distributors LLC/KeHE Finance Corp., 8.63%, 10/15/26 (1)	25	25

Performance Food Group, Inc., 5.50%, 10/15/27 (1)	335	311

Sysco Corp., 5.95%, 4/1/30	40	42
6.60%, 4/1/40	40	43
6.60%, 4/1/50	65	68

US Foods, Inc., 5.88%, 6/15/24 (1)	85	77
		566

Semiconductors – 0.3%

Advanced Micro Devices, Inc., 7.50%, 8/15/22	66	70

Amkor Technology, Inc., 6.63%, 9/15/27 (1)	290	273

Entegris, Inc., 4.63%, 2/10/26 (1)	50	47

Qorvo, Inc., 5.50%, 7/15/26	75	78
4.38%, 10/15/29 (1)	75	70
		538

Software & Services – 3.0%

ACI Worldwide, Inc., 5.75%, 8/15/26 (1)	25	25

Ascend Learning LLC, 6.88%, 8/1/25 (1)	128	124

Banff Merger Sub, Inc., 9.75%, 9/1/26 (1)	75	66

Castle US Holding Corp., 9.50%, 2/15/28 (1)	150	142

CDK Global, Inc., 5.00%, 10/15/24	75	75
5.88%, 6/15/26	50	53
4.88%, 6/1/27	252	258
5.25%, 5/15/29 (1)	50	51

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Software & Services – 3.0% – continued

Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	$25	$24

Dun & Bradstreet (The) Corp., 10.25%, 2/15/27 (1)	225	238

Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 7/15/23 (1)	125	33

Gartner, Inc., 5.13%, 4/1/25 (1)	50	49

Granite Merger Sub 2, Inc., 11.00%, 7/15/27 (1)	30	30

j2 Cloud Services LLC/j2 Cloud Co-Obligor, Inc., 6.00%, 7/15/25 (1)	565	561

MPH Acquisition Holdings LLC, 7.13%, 6/1/24 (1)	795	692

MSCI, Inc., 4.00%, 11/15/29 (1)	25	25

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (1)	384	354

Open Text Holdings, Inc., 4.13%, 2/15/30 (1)	50	47

Presidio Holdings, Inc., 4.88%, 2/1/27 (1)	170	152
8.25%, 2/1/28 (1)	475	419

PTC, Inc., 3.63%, 2/15/25 (1)	50	47
4.00%, 2/15/28 (1)	25	24

Rackspace Hosting, Inc., 8.63%, 11/15/24 (1)	875	785

Refinitiv US Holdings, Inc., 6.25%, 5/15/26 (1)	25	26
8.25%, 11/15/26 (1)	50	53

RP Crown Parent LLC, 7.38%, 10/15/24 (1)	75	71

Science Applications International Corp., 4.88%, 4/1/28 (1)	180	173

Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24 (1)	335	328

SS&C Technologies, Inc., 5.50%, 9/30/27 (1)	980	1,021

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Software & Services – 3.0% – continued

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/1/25 (1)	$290	$265

Vericast Corp., 9.25%, 3/1/21 (1)	25	25
8.38%, 8/15/22 (1)	125	96

Verscend Escrow Corp., 9.75%, 8/15/26 (1)	125	125
		6,457

Supermarkets & Pharmacies – 0.2%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC, 3.50%, 2/15/23 (1)	50	49
6.63%, 6/15/24	100	101
5.75%, 3/15/25	125	126
4.63%, 1/15/27 (1)	50	50
4.88%, 2/15/30 (1)	25	25

Rite Aid Corp., 6.13%, 4/1/23 (1)	66	57
7.50%, 7/1/25 (1)	9	9
		417

Tobacco – 0.1%

Vector Group Ltd., 6.13%, 2/1/25 (1)	25	23
10.50%, 11/1/26 (1)	100	83
		106

Transportation & Logistics – 0.2%

BCD Acquisition, Inc., 9.63%, 9/15/23 (1)	50	41

Cargo Aircraft Management, Inc., 4.75%, 2/1/28 (1)	25	23

Navistar International Corp., 6.63%, 11/1/25 (1)	75	63

Wabash National Corp., 5.50%, 10/1/25 (1)	50	40

XPO Logistics, Inc., 6.13%, 9/1/23 (1)	125	122
6.75%, 8/15/24 (1)	125	122
		411

Travel & Lodging – 0.0%

Arrow Bidco LLC, 9.50%, 3/15/24 (1)	25	11

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Travel & Lodging – 0.0% – continued

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 4/1/25	$15	$14

Hyatt Hotels Corp., 3.38%, 7/15/23	25	23

Marriott Ownership Resorts, Inc., 4.75%, 1/15/28 (1)	25	19

Wyndham Destinations, Inc., 4.63%, 3/1/30 (1)	25	19
		86

Utilities – 0.6%

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 5/20/25	75	69
5.75%, 5/20/27	25	23

Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, 5/1/21	50	44

Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp., 8.63%, 6/15/20	50	13

NextEra Energy Operating Partners L.P., 4.25%, 7/15/24 (1)	75	73
4.25%, 9/15/24 (1)	75	73
3.88%, 10/15/26 (1)	100	95

Pacific Gas & Electric Co., 3.25%, 6/15/23 (4)	25	24
6.05%, 3/1/34 (4)	25	25
5.40%, 1/15/40 (4)	125	127
5.13%, 11/15/43 (4)	75	75
4.00%, 12/1/46 (4)	25	23

Talen Energy Supply LLC, 10.50%, 1/15/26 (1)	360	259
7.25%, 5/15/27 (1)	315	285
6.63%, 1/15/28 (1)	130	109
		1,317

Wireless Telecommunications Services – 1.9%

Hughes Satellite Systems Corp., 6.63%, 8/1/26	100	101

Sprint Capital Corp., 6.88%, 11/15/28	175	200
8.75%, 3/15/32	835	1,104

Sprint Communications, Inc., 11.50%, 11/15/21	25	28

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Wireless Telecommunications Services – 1.9% continued
9.25%, 4/15/22	$75	$80
6.00%, 11/15/22	75	78

Sprint Corp., 7.88%, 9/15/23	365	401
7.13%, 6/15/24	830	911
7.63%, 3/1/26	430	487
7.25%, 2/1/28 (1)	40	40

T-Mobile USA, Inc., 4.00%, 4/15/22	25	25
6.00%, 3/1/23	175	176
6.00%, 4/15/24	75	76
6.38%, 3/1/25	225	230
5.13%, 4/15/25	50	51
6.50%, 1/15/26	50	52
		4,040

Wireline Telecommunications Services – 2.0%

CenturyLink, Inc., 5.63%, 4/1/20	75	75
5.80%, 3/15/22	100	101
7.50%, 4/1/24	25	27
5.13%, 12/15/26 (1)	125	125
4.00%, 2/15/27 (1)	25	24

Cogent Communications Group, Inc., 5.38%, 3/1/22 (1)	75	76

Embarq Corp., 8.00%, 6/1/36	150	149

Front Range BidCo, Inc., 6.13%, 3/1/28 (1)	285	271

Frontier Communications Corp., 10.50%, 9/15/22	520	135
8.50%, 4/1/26 (1)	50	46
8.00%, 4/1/27 (1)	520	513

GTT Communications, Inc., 7.88%, 12/31/24 (1)	2,470	1,593

Level 3 Financing, Inc., 5.38%, 8/15/22	42	42
5.63%, 2/1/23	200	199
5.13%, 5/1/23	285	280
5.38%, 1/15/24	115	115
5.38%, 5/1/25	25	25
4.63%, 9/15/27 (1)	360	358

Qualitytech L.P./QTS Finance Corp., 4.75%, 11/15/25 (1)	25	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 66.0% – continued

Wireline Telecommunications Services – 2.0% – continued

Windstream Services LLC/Windstream Finance Corp., 10.50%, 6/30/24 (1)(4)	$75	$3
		4,181
Total Corporate Bonds
(Cost $168,276)		141,413

FOREIGN ISSUER BONDS – 10.0%

Aerospace & Defense – 0.4%

Bombardier, Inc., 8.75%, 12/1/21 (1)	200	166
5.75%, 3/15/22 (1)	270	204
6.00%, 10/15/22 (1)	125	94
6.13%, 1/15/23 (1)	225	159
7.50%, 12/1/24 (1)	25	17
7.88%, 4/15/27 (1)	75	50

TransDigm UK Holdings PLC, 6.88%, 5/15/26	200	186
		876

Airlines – 0.1%

Air Canada, 7.75%, 4/15/21 (1)	100	97

Apparel & Textile Products – 0.0%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, 7.50%, 5/1/25 (1)	150	86

Auto Parts Manufacturing – 0.1%

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, 5/15/26 (1)	95	90
8.50%, 5/15/27 (1)	240	209
		299

Cable & Satellite – 0.3%

Altice Financing S.A., 5.00%, 1/15/28 (1)	455	403

Videotron Ltd., 5.38%, 6/15/24 (1)	125	125
		528

Casinos & Gaming – 0.1%

Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24 (1)	100	87

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.0% – continued

Casinos & Gaming – 0.1% – continued

Melco Resorts Finance Ltd., 5.25%, 4/26/26 (1)	$200	$180
		267

Chemicals – 0.4%

NOVA Chemicals Corp., 5.00%, 5/1/25 (1)	25	21
5.25%, 6/1/27 (1)	188	159

Starfruit Finco B.V./Starfruit US Holdco LLC, 8.00%, 10/1/26 (1)	380	361

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 9/1/25 (1)	220	185

Tronox Finance PLC, 5.75%, 10/1/25 (1)	220	196
		922

Commercial Finance – 0.3%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26	150	123

Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24 (1)(2)	565	364

Park Aerospace Holdings Ltd., 3.63%, 3/15/21 (1)	75	71
		558

Communications Equipment – 0.0%

Nokia OYJ, 3.38%, 6/12/22	25	25

Consumer Finance – 0.0%

Fairstone Financial, Inc., 7.88%, 7/15/24 (1)	100	94

Consumer Products – 0.0%

Avon International Capital PLC, 6.50%, 8/15/22 (1)	50	44

Consumer Services – 0.4%

Garda World Security Corp., 8.75%, 5/15/25 (1)	660	607
4.63%, 2/15/27 (1)	50	45
9.50%, 11/1/27 (1)	183	164
		816

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.0% – continued

Containers & Packaging – 0.2%

ARD Finance S.A., 6.50%, 6/30/27 (1)(2)	$490	$421

Cascades, Inc./Cascades USA, Inc., 5.13%, 1/15/26 (1)	25	24
5.38%, 1/15/28 (1)	25	24
		469

Diversified Banks – 0.1%

Royal Bank of Scotland Group PLC, (Variable, USD Swap 5Y + 5.72%), 8.00%, 8/10/25 (6)(8)	200	187

Entertainment Resources – 0.1%

Motion Bondco DAC, 6.63%, 11/15/27 (1)	240	168

Exploration & Production – 0.1%

MEG Energy Corp., 7.00%, 3/31/24 (1)	15	7
7.13%, 2/1/27 (1)	75	37

OGX Austria GmbH, 8.50%, 6/1/18 (1)(3)(4)(7)	2,420	–
8.38%, 4/1/22 (1)(3)(4)(7)	1,800	–

Seven Generations Energy Ltd., 6.88%, 6/30/23 (1)	100	68
5.38%, 9/30/25 (1)	50	28
		140

Financial Services – 0.6%

Altice France Holding S.A., 10.50%, 5/15/27 (1)	200	211
6.00%, 2/15/28 (1)	1,035	910

VistaJet Malta Finance PLC/XO Management Holding, Inc., 10.50%, 6/1/24 (1)	75	61
		1,182

Food & Beverage – 0.1%

Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22 (1)	75	74

JBS USA LUX S.A./JBS USA Finance, Inc., 5.88%, 7/15/24 (1)	25	25
5.75%, 6/15/25 (1)	75	76

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.0% – continued

Food & Beverage – 0.1% – continued

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30 (1)	$125	$129
		304

Home Improvement – 0.2%

Masonite International Corp., 5.75%, 9/15/26 (1)	200	196
5.38%, 2/1/28 (1)	240	236
		432

Homebuilders – 0.1%

Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.38%, 5/15/25 (1)	25	23
4.88%, 2/15/30 (1)	50	38

Mattamy Group Corp., 4.63%, 3/1/30 (1)	75	64

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 3/1/24 (1)	103	97
		222

Industrial Other – 0.0%

Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (1)	75	75

Machinery Manufacturing – 0.4%

Husky III Holding Ltd., 13.00%, 2/15/25 (1)(2)	50	37

Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26 (1)	930	776
		813

Metals & Mining – 2.2%

Alcoa Nederland Holding B.V., 7.00%, 9/30/26 (1)	200	186

Baffinland Iron Mines Corp./Baffinland Iron Mines L.P., 8.75%, 7/15/26 (1)	2,695	2,396

First Quantum Minerals Ltd., 7.25%, 4/1/23 (1)	400	337
6.50%, 3/1/24 (1)	200	166
7.50%, 4/1/25 (1)	200	166

Hudbay Minerals, Inc., 7.63%, 1/15/25 (1)	367	319

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.0% – continued

Metals & Mining – 2.2% – continued

IAMGOLD Corp., 7.00%, 4/15/25 (1)	$50	$47

Kinross Gold Corp., 5.13%, 9/1/21	50	50

Mineral Resources Ltd., 8.13%, 5/1/27 (1)	125	117

Mountain Province Diamonds, Inc., 8.00%, 12/15/22 (1)	25	18

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/1/22 (1)	1,905	934

Taseko Mines Ltd., 8.75%, 6/15/22 (1)	125	56
		4,792

Oil & Gas Services & Equipment – 0.5%

Ensign Drilling, Inc., 9.25%, 4/15/24 (1)	100	36

Nabors Industries Ltd., 7.25%, 1/15/26 (1)	50	17
7.50%, 1/15/28 (1)	25	8

Noble Holding International Ltd., 7.75%, 1/15/24	69	6
7.88%, 2/1/26 (1)	125	30
8.95%, 4/1/45	25	1

Precision Drilling Corp., 7.75%, 12/15/23	70	28
5.25%, 11/15/24	240	84
7.13%, 1/15/26 (1)	210	69

Shelf Drilling Holdings Ltd., 8.25%, 2/15/25 (1)	125	60

Transocean Guardian Ltd., 5.88%, 1/15/24 (1)	105	83

Transocean Pontus Ltd., 6.13%, 8/1/25 (1)	104	85

Transocean Sentry Ltd., 5.38%, 5/15/23 (1)	50	42

Transocean, Inc., 5.80%, 10/15/22	75	44
7.25%, 11/1/25 (1)	820	412
8.00%, 2/1/27 (1)	100	48
7.50%, 4/15/31	100	25
6.80%, 3/15/38	50	12
		1,090

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.0% – continued

Pharmaceuticals – 0.9%

Bausch Health Cos., Inc., 5.50%, 3/1/23 (1)	$33	$32
5.88%, 5/15/23 (1)	8	8
7.00%, 3/15/24 (1)	140	142
6.13%, 4/15/25 (1)	790	778
5.50%, 11/1/25 (1)	125	126
9.00%, 12/15/25 (1)	150	158
5.75%, 8/15/27 (1)	25	26
7.00%, 1/15/28 (1)	25	26
5.00%, 1/30/28 (1)	100	95
7.25%, 5/30/29 (1)	75	78
5.25%, 1/30/30 (1)	75	71

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 7/15/23 (1)	400	290

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.75%, 8/1/22 (1)	50	25

Teva Pharmaceutical Finance Netherlands III B.V., 4.10%, 10/1/46	100	72
		1,927

Refining & Marketing – 0.1%

eG Global Finance PLC, 6.75%, 2/7/25 (1)	200	164

Parkland Fuel Corp., 6.00%, 4/1/26 (1)	25	23
5.88%, 7/15/27 (1)	50	47
		234

Restaurants – 0.4%

1011778 B.C. ULC/New Red Finance, Inc., 4.25%, 5/15/24 (1)	375	374
5.00%, 10/15/25 (1)	420	401
4.38%, 1/15/28 (1)	25	23
		798

Software & Services – 0.4%

Camelot Finance S.A., 4.50%, 11/1/26 (1)	100	97

Nielsen Co. Luxembourg (The) S.a.r.l., 5.00%, 2/1/25 (1)	335	311

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.0% – continued

Software & Services – 0.4% – continued

Open Text Corp., 5.88%, 6/1/26 (1)	$305	$320
3.88%, 2/15/28 (1)	50	47
		775

Travel & Lodging – 0.0%

Viking Cruises Ltd., 6.25%, 5/15/25 (1)	75	48
5.88%, 9/15/27 (1)	25	15
		63

Utilities – 0.0%

Superior Plus L.P./Superior General Partner, Inc., 7.00%, 7/15/26 (1)	25	24

Waste & Environment Services & Equipment – 0.0%

GFL Environmental, Inc., 5.13%, 12/15/26 (1)	25	24

Wireless Telecommunications Services – 1.4%

Altice France S.A., 7.38%, 5/1/26 (1)	690	685
8.13%, 2/1/27 (1)	420	438
5.50%, 1/15/28 (1)	470	440

Connect Finco S.a.r.l./Connect US Finco LLC, 6.75%, 10/1/26 (1)	200	165

Digicel Group One Ltd., 8.25%, 12/30/22 (1)(4)	310	147

Digicel Group Two Ltd., 8.25%, 9/30/22 (1)(4)	140	22

Intelsat Connect Finance S.A., 9.50%, 2/15/23 (1)	175	65

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	440	288
8.00%, 2/15/24 (1)	100	97
8.50%, 10/15/24 (1)(4)	75	47
9.75%, 7/15/25 (1)	300	198

Intelsat Luxembourg S.A., 8.13%, 6/1/23	50	10

Telesat Canada/Telesat LLC, 4.88%, 6/1/27 (1)	50	48
6.50%, 10/15/27 (1)	75	72

Vodafone Group PLC, (Variable, USD Swap 5Y + 4.87%), 7.00%, 4/4/79 (6)	125	134

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 10.0% – continued

Wireless Telecommunications Services – 1.4% – continued

Xplornet Communications, Inc., 9.63%, 6/1/22 (1)(2)	$57	$53
		2,909

Wireline Telecommunications Services – 0.1%

Telecom Italia Capital S.A., 6.00%, 9/30/34	175	173
7.20%, 7/18/36	25	26

Telecom Italia S.p.A., 5.30%, 5/30/24 (1)	25	25
		224
Total Foreign Issuer Bonds
(Cost $29,754)		21,464

TERM LOANS – 15.7% (11)

Auto Parts Manufacturing – 1.3%

DexKo Global, Inc., Term B Loan, (Floating, ICE LIBOR USD 3M + 8.25%), 9.70%, 7/24/25	1,460	1,256

Truck Hero, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 8.25%, 1.00% Floor), 9.25%, 4/21/25	2,050	1,537
		2,793

Cable & Satellite – 0.0%

Radiate HoldCo LLC, Closing Date Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 0.75% Floor), 3.99%, 2/1/24	97	89

Casinos & Gaming – 0.8%

18 Fremont Street Acquisition LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 8.00%, 1.50% Floor), 9.50%, 8/9/25	1,590	1,288

Boyd Gaming Corp., Refinancing Term B Loan, (Floating, ICE LIBOR USD 1W + 2.25%), 2.93%, 9/15/23	84	72

CEOC LLC, Term B Loan, (Floating, ICE LIBOR USD 1M + 2.00%), 2.99%, 10/7/24	81	66

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Casinos & Gaming – 0.8% – continued

Gateway Casinos & Entertainment Ltd., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.00%), 4.45%, 12/1/23	$74	$52

Golden Nugget, Inc., Initial B Term Loan, (Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 3.49%, 10/4/23	37	29
(Floating, ICE LIBOR USD 3M + 2.50%, 0.75% Floor), 3.70%, 10/4/23	32	25

Spectacle Gary Holdings LLC, Closing Date Term Loan, (Floating, ICE LIBOR USD 3M + 9.00%, 2.00% Floor), 11.00%, 12/23/25	93	77

Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 12/23/25 (12)(13)	7	5
		1,614

Chemicals – 0.5%

ASP Unifrax Holdings, Inc., USD Term Loan, (Floating, ICE LIBOR USD 3M + 3.75%), 4.82%, 12/12/25	25	19

Consolidated Energy Finance S.A., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 2.50%), 3.20%, 5/7/25	74	52

Solenis Holdings LLC, Initial Dollar Term Loan, 6/26/25 (13)	20	16
(Floating, ICE LIBOR USD 3M + 4.00%), 5.61%, 6/26/25	168	132

Solenis Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.50%), 10.11%, 6/26/26	105	70

UTEX Industries, Inc., Initial Loan, (Floating, ICE LIBOR USD 1M + 7.25%, 1.00% Floor), 8.25%, 5/20/22	2,200	385

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Chemicals – 0.5% – continued

UTEX Industries, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.00%, 1.00% Floor), 5.00%, 5/21/21	$957	$297
		971

Construction Materials Manufacturing – 0.1%

Forterra Finance LLC, Replacement Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 4.00%, 10/25/23	347	286

Consumer Products – 0.5%

Kronos Acquisition Intermediate, Inc., Initial Loan, (Floating, ICE LIBOR USD 1M + 4.00%, 1.00% Floor), 5.00%, 5/15/23	210	187

Parfums Holding Co., Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.75%, 1.00% Floor), 10.21%, 6/30/25	950	773
		960

Consumer Services – 0.2%

IRI Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 4.50%), 6.11%, 12/1/25	448	352

National Intergovernmental Purchasing Alliance Co., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.75%), 5.20%, 5/23/25	49	42

USS Ultimate Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 6M + 3.75%, 1.00% Floor), 5.67%, 8/25/24	49	42
		436

Containers & Packaging – 0.2%

Berry Global, Inc., Term Y Loan, (Floating, ICE LIBOR USD 1M + 2.00%), 2.86%, 7/1/26	174	162

BWay Holding Co., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.25%), 5.08%, 4/3/24	347	282

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Containers & Packaging – 0.2% – continued

Flex Acquisition Co., Inc., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 4.58%, 12/29/23	$3	$3

(Floating, ICE LIBOR USD 3M + 3.00%, 1.00% Floor), 4.91%, 12/29/23	85	77
		524

Distributors – Consumer Discretionary – 0.1%

American Tire Distributors, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 6.00%, 1.00% Floor), 7.20%, 9/1/23	197	183
(Floating, ICE LIBOR USD 1M + 7.50%, 1.00% Floor), 8.49%, 9/2/24	115	76
(Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 8.95%, 9/2/24	15	10

KAR Auction Services, Inc., Tranche B-6 Term Loan, (Floating, ICE LIBOR USD 1M + 2.25%), 3.19%, 9/19/26	25	23
		292

Educational Services – 0.8%

KUEHG Corp., Tranche B Term Loan, (Floating, ICE LIBOR USD 3M + 8.25%, 1.00% Floor), 9.70%, 8/22/25	1,020	928

Learning Care Group (US) No. 2, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 9.29%, 3/13/26	770	678
		1,606

Electrical Equipment Manufacturing – 0.9%

Deliver Buyer, Inc., Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%, 1.00% Floor), 6.45%, 5/1/24	2,139	1,714

Vertiv Group Corp., Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 4.58%, 3/2/27	150	129
		1,843

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Entertainment Content – 0.1%

Allen Media LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 5.50%), 7.23%, 2/10/27	$100	$83

Diamond Sports Group LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%), 4.18%, 8/24/26	50	38

Lions Gate Capital Holdings LLC, Term B Loan, (Floating, ICE LIBOR USD 1M + 2.25%), 3.24%, 3/24/25	20	18
		139

Entertainment Resources – 0.3%

Life Time Fitness, Inc., 2017 Refinancing Term Loan, (Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 4.36%, 6/10/22	316	232

Motion Acquisition Ltd., Facility B1, 11/12/26 (13)	22	17

Motion Acquisition Ltd., Facility B2, 11/12/26 (13)	3	2

NASCAR Holdings LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 2.75%), 3.67%, 10/19/26	70	62

SeaWorld Parks & Entertainment, Inc., Term B-5 Loan, (Floating, ICE LIBOR USD 1M + 3.00%, 0.75% Floor), 3.99%, 4/1/24	347	283

UFC Holdings LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 4.25%, 4/29/26	98	85
		681

Exploration & Production – 0.0%

California Resources Corp., Initial Loan, (Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 6.36%, 12/31/22	275	61

California Resources Corp., Loan, (Floating, ICE LIBOR USD 3M + 10.38%, 1.00% Floor), 11.99%, 12/31/21	25	1
		62

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Financial Services – 0.3%

Masergy Holdings, Inc., Initial Loan, (Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 8.56%, 12/16/24	$840	$678

Hardware – 0.0%

Pitney Bowes, Inc., Term Loan B, (Floating, ICE LIBOR USD 1M + 5.50%), 6.49%, 1/17/25	85	72

Health Care Facilities & Services – 2.3%

Air Methods Corp., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 3.50%, 1.00% Floor), 4.95%, 4/22/24	48	33

Aveanna Healthcare LLC, Initial New Term Loan, (Floating, ICE LIBOR USD 3M + 5.50%, 1.00% Floor), 6.50%, 3/18/24	49	40

Aveanna Healthcare LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.00%, 1.00% Floor), 9.00%, 3/17/25	1,710	1,197

Dentalcorp Health Services ULC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 7.50%, 1.00% Floor), 8.50%, 6/8/26	1,580	1,232

Iqvia, Inc., Term B-3 Dollar Loan, (Floating, ICE LIBOR USD 3M + 1.75%), 3.20%, 6/11/25	72	68

Lanai Holdings III, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.50%, 1.00% Floor), 10.28%, 8/28/23	1,820	965

LifePoint Health, Inc., Term B Loan, (Floating, ICE LIBOR USD 1M + 3.75%), 4.74%, 11/16/25	75	69

Packaging Coordinators Midco, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 8.75%, 1.00% Floor), 9.83%, 7/1/24	1,450	1,276
		4,880

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Home & Office Products Manufacturing – 0.0%

Serta Simmons Bedding LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 8.00%, 1.00% Floor), 9.00%, 11/8/24	$95	$21

Industrial Other – 0.1%

HD Supply, Inc., Term B-5 Loan, (Floating, ICE LIBOR USD 1M + 1.75%), 2.74%, 10/17/23	99	92

MRO Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%), 6.45%, 6/4/26	74	60
		152

Internet Media – 1.8%

MH Sub I LLC, Amendment No. 2 Initial Term Loan, (Floating, ICE LIBOR USD 3M + 7.50%, 1.00% Floor), 8.57%, 9/15/25	3,060	2,540

Ten-X LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 8.00%, 1.00% Floor), 9.00%, 9/29/25 (9)	1,360	1,253
		3,793

Machinery Manufacturing – 0.8%

Altra Industrial Motion Corp., Term Loan, (Floating, ICE LIBOR USD 1M + 2.00%), 2.99%, 10/1/25	44	38

Engineered Machinery Holdings, Inc., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 7.25%, 1.00% Floor), 8.70%, 7/18/25	2,045	1,534

Granite US Holdings Corp., Term B Loan, (Floating, ICE LIBOR USD 3M + 5.25%), 6.32%, 9/30/26	234	164
		1,736

Managed Care – 0.2%

Tivity Health, Inc., Tranche A Term Loan, (Floating, ICE LIBOR USD 1M + 4.25%), 5.24%, 3/8/24	203	162

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Managed Care – 0.2% – continued

Tivity Health, Inc., Tranche B Term Loan, (Floating, ICE LIBOR USD 1M + 5.25%), 6.24%, 3/6/26	$280	$223
		385

Manufactured Goods – 0.0%

Neenah Foundry Co., Loan, (Floating, ICE LIBOR USD 2M + 6.50%), 7.76%, 12/13/22	19	16

(Floating, ICE LIBOR USD 2M + 6.50%), 8.12%, 12/13/22	22	19
		35

Metals & Mining – 0.3%

Arconic Rolled Products Corp., Term Loan B, 2/4/27 (13)	25	22

Big River Steel LLC, Closing Date Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%, 1.00% Floor), 6.45%, 8/23/23	24	23

RA Acquisition Purchaser LLC, Notes, (Floating, ICE LIBOR USD 3M + 12.00%, 1.00% Floor), 13.45%, 5/31/23 (9)	649	565
		610

Oil & Gas Services & Equipment – 0.0%

Keane Group Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.50%, 1.00% Floor), 4.50%, 5/25/25	25	16

Oil, Gas & Coal – 0.0%

Parker Drilling Co., Initial Loan, (Floating, ICE LIBOR USD 3M + 11.00% Cash, 2.00% PIK), 13.00%, 3/26/24 (2)	16	15

Pharmaceuticals – 0.0%

Elanco Animal Health, Inc., Term Loan B, 2/4/27 (13)	75	71

Pipeline – 0.2%

BCP Raptor LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.25%, 1.00% Floor), 5.25%, 6/24/24	208	87

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Pipeline – 0.2% – continued

Brazos Delaware II LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.00%), 4.92%, 5/21/25	$208	$105

Lower Cadence Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 4.00%), 4.99%, 5/22/26	418	251

Medallion Midland Acquisition LLC, Initial Term Loan, (Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 4.25%, 10/30/24	44	24

Prairie ECI Acquiror L.P., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 4.75%), 6.20%, 3/11/26	47	24
		491

Power Generation – 0.2%

Granite Generation LLC, Term Loan, (Floating, ICE LIBOR USD 1M + 3.75%, 1.00% Floor), 4.75%, 11/9/26	273	226
(Floating, ICE LIBOR USD 3M + 3.75%, 1.00% Floor), 5.20%, 11/9/26	48	40

Vistra Operations Co. LLC, 2018 Incremental Term Loan, (Floating, ICE LIBOR USD 1M + 1.75%), 2.55%, 12/31/25	9	9
(Floating, ICE LIBOR USD 1M + 1.75%), 2.74%, 12/31/25	38	35
		310

Property & Casualty Insurance – 1.3%

Asurion LLC, Replacement B-6 Term Loan, (Floating, ICE LIBOR USD 1M + 3.00%), 3.99%, 11/3/23	47	45

Asurion LLC, Second Lien Replacement B-2 Term Loan, (Floating, ICE LIBOR USD 1M + 6.50%), 7.49%, 8/4/25	2,850	2,597

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Property & Casualty Insurance – 1.3% – continued

Hub International Ltd., 2019 Incremental Term Loan, (Floating, ICE LIBOR USD 3M + 4.00%, 1.00% Floor), 5.69%, 4/25/25	$150	$140

Hub International Ltd., Initial Term Loan, (Floating, ICE LIBOR USD 2M + 2.75%), 4.39%, 4/25/25	2	2
(Floating, ICE LIBOR USD 3M + 2.75%), 4.55%, 4/25/25	47	44
		2,828

Publishing & Broadcasting – 0.1%

Banijay Group S.A.S, Cov-Lite Term Loan, 3/4/25 (13)	25	22

Cengage Learning, Inc., 2016 Refinancing Term Loan, (Floating, ICE LIBOR USD 1M + 4.25%, 1.00% Floor), 5.25%, 6/7/23	124	100

Clear Channel Outdoor Holdings, Inc., Term B Loan, (Floating, ICE LIBOR USD 1M + 3.50%), 4.49%, 8/21/26	50	42

Nexstar Broadcasting, Inc., Term B-4 Loan, (Floating, ICE LIBOR USD 1M + 2.75%), 4.33%, 9/18/26	72	67

Sinclair Television Group, Inc., Tranche B-2b Term Loan, (Floating, ICE LIBOR USD 1M + 2.50%), 3.21%, 9/30/26	25	23
		254

Real Estate – 0.1%

RHP Hotel Properties L.P., Tranche B Term Loan, (Floating, ICE LIBOR USD 1M + 2.00%), 2.99%, 5/11/24	155	137

Refining & Marketing – 0.0%

CITGO Holding, Inc., Term Loan, (Floating, ICE LIBOR USD 1M + 7.00%, 1.00% Floor), 8.00%, 8/1/23	99	80

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Restaurants – 0.1%

1011778 B.C. Unlimited Liability Co., Term B-4 Loan, (Floating, ICE LIBOR USD 1M + 1.75%), 2.74%, 11/19/26	$158	$145

Retail-Consumer Discretionary – 0.5%

Bass Pro Group LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 5.00%, 0.75% Floor), 6.07%, 9/25/24	655	548

Staples, Inc., 2019 Refinancing New Term B-1 Loan, (Floating, ICE LIBOR USD 1M + 5.00%), 6.52%, 4/16/26	651	513
		1,061

Software & Services – 1.2%

Camelot U.S. Acquisition 1 Co., Initial Term Loan, 10/30/26 (13)	50	47

Dun & Bradstreet (The) Corp., Initial Term Borrowing, (Floating, ICE LIBOR USD 1M + 4.00%), 4.96%, 2/6/26	50	45

Evergreen Skills Lux S.a.r.l., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 4.75%, 1.00% Floor), 6.53%, 4/28/21	2,095	1,337

MPH Acquisition Holdings LLC, Initial Term Loan, (Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 4.20%, 6/7/23	250	220

Peak 10 Holding Corp., Initial Term Loan, (Floating, ICE LIBOR USD 3M + 7.25%, 1.00% Floor), 8.71%, 8/1/25	1,360	514

SS&C Technologies Holdings, Inc., Term B-3 Loan, (Floating, ICE LIBOR USD 1M + 1.75%), 2.74%, 4/16/25	25	23

SS&C Technologies Holdings, Inc., Term B-4 Loan, (Floating, ICE LIBOR USD 1M + 1.75%), 2.74%, 4/16/25	18	17

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 15.7% (11) – continued

Software & Services – 1.2% – continued

TierPoint LLC, Initial Term Loan, (Floating, ICE PRIME USD 3M + 6.25%, 1.00% Floor), 9.50%, 5/5/25	$480	$461
		2,664

Transportation & Logistics – 0.0%

Navistar, Inc., Tranche B Term Loan, 11/6/24 (13)	25	21
(Floating, ICE LIBOR USD 1M + 3.50%), 4.28%, 11/6/24	73	63
		84

Wireless Telecommunications Services – 0.2%

Altice France S.A., Incremental Term Loan, (Floating, ICE LIBOR USD 1M + 4.00%), 4.70%, 8/14/26	298	282

Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, (Floating, ICE LIBOR USD 3M + 3.75%, 1.00% Floor), 5.68%, 11/27/23	160	146
		428

Wireline Telecommunications Services – 0.2%

Frontier Communications Corp., Term B-1 Loan, (Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 5.21%, 6/15/24	2	1
(Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 5.35%, 6/15/24	450	426
		427
Total Term Loans
(Cost $44,690)		33,669

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 1.0%

Chemicals – 0.0%

Hexion Holdings Corp., Class B *	7,901	$75

Distributors – Consumer Discretionary – 0.2%

ATD New Holdings, Inc. (9)*	22,076	435

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 1.0% – continued

Iron & Steel – 0.0%

Algoma Steel Parent GP S.A.*	4,899	$13

Algoma Steel Parent S.C.A.*	4,899	13
		26

Metals & Mining – 0.8%

Real Alloy Parent, Inc. (9)*	48	1,577

Oil, Gas & Coal – 0.0%

Parker Drilling Co.*	1,014	9

Weatherford International PLC*	1,227	7
		16

Software – 0.0%

Avaya Holdings Corp.*	2,928	24
Total Common Stocks
(Cost $2,537)		2,153

CONVERTIBLE PREFERRED STOCKS – 0.0%

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.75% (1) (5)	13	–
Total Convertible Preferred Stocks
(Cost $9)		–

PREFERRED STOCKS – 0.0%

Retail – Consumer Discretionary – 0.0%

MYT Holding Co. (1)*	8,421	6
Total Preferred Stocks
(Cost $12)		6

OTHER – 0.0%

Escrow Appvion, Inc. (7)*	225,000	–

Escrow Cloud Peak Energy, Inc. (7)*	270,000	–

Escrow GenOn Energy, Inc. (7)*	25,000	–

Escrow Hercules Offshore, Inc. (7)*	3,570	–

Escrow T-Mobile USA, Inc. (7)*	860,000	–

Escrow Washington Mutual Bank (9)*	250,000	3
Total Other
(Cost $134)		3

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Appvion, Inc. Class A, Exp. 6/1/20, Strike $0.00 (7)*	219	$ –
Appvion, Inc. Class B, Exp. 6/13/23, Strike $0.00 (7)*	219	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0% – continued

iHeartMedia, Inc., Exp. 5/1/39, Strike $0.00 *	419	$3

Jones Energy II, Inc., Exp. 5/17/24, Strike $0.00 (5)*	340	–
Total Warrants
(Cost $4)		3

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.4%

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40% (14)(15)	11,590,772	$11,591
Total Investment Companies
(Cost $11,591)		11,591

Total Investments – 98.4%
(Cost $257,729)		210,926

Other Assets less Liabilities – 1.6%		3,362
NET ASSETS – 100.0%		$214,288

(1)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.

(2)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(3)

Restricted security that has been deemed illiquid. At March 31, 2020, the value of this restricted illiquid security amounted to less than one thousand or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Murray Energy Corp., 12.00%, 4/15/24	7/3/18-4/18/19	$397

OGX Austria GmbH, 8.50%, 6/1/18	5/26/11-4/17/13	2,265

OGX Austria GmbH, 8.38%, 4/1/22	5/30/12-4/18/13	1,497

Real Alloy Holding, Inc., 10.00%, 1/15/19	12/23/14	1,254

(4)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(5)	Value rounds to less than one thousand.
(6)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(7)	Level 3 asset that is worthless, bankrupt or has been delisted.
(8)	Perpetual bond. Maturity date represents next call date.
(9)	Level 3 asset.
(10)	Variable rate is calculated based on the issuer’s annual income subject to certain fees.
(11)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(12)

Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2.

(13)	Position is unsettled. Contract rate was not determined at March 31, 2020 and does not take effect until settlement date.
(14)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(15)	7-day current yield as of March 31, 2020 is disclosed.

*	Non-Income Producing Security

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

1M – 1 Month

1W – 1 Week

2M – 2 Month

3M – 3 Month

5Y – 5 Year

6M – 6 Month

CMT – Constant Maturity

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

PIK – Payment In-Kind

PLC – Public Limited Company

S&P – Standard & Poor’s

SOFR – Secured Overnight Financing Rate

USD – United States Dollar

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

At March 31, 2020, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	1.2%
BB	24.8
B	32.3
CCC or Below	29.5
Not Rated	6.7
Cash Equivalents	5.5

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and S&P Global. The Fund assigns the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2020, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Convertible Bonds (1)	$–	$624		$–	$624
Corporate Bonds:
Entertainment Resources	–	2,881		975	3,856
Iron & Steel	–	49		2,376	2,425
Manufactured Goods	–	1,935		1,448	3,383
All Other Industries(1)	–	131,749		–	131,749
Total Corporate Bonds	–	136,614		4,799	141,413
Foreign Issuer Bonds (1)	–	21,464		–	21,464
Term Loans:
Internet Media	–	2,540		1,253	3,793
Metals & Mining	–	45		565	610
All Other Industries (1)	–	29,266		–	29,266
Total Term Loans	–	31,851		1,818	33,669
Common Stocks:
Distributors - Consumer Discretionary	–	–		435	435
Iron & Steel	–	26		–	26
Metals & Mining	–	–		1,577	1,577
All Other Industries (1)	115	–		–	115
Total Common Stocks	115	26		2,012	2,153
Preferred Stocks (1)	–	6		–	6
Convertible Preferred Stocks (1)	–	–	*	–	–	*
Other	–	–		3	3
Warrants	–	3		–	3
Investment Companies	11,591	–		–	11,591
Total Investments	$11,706	$190,588		$8,632	$210,926

*	Amounts round to less than a thousand.
(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2020

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/19 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAIN (LOSS) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/20 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/20 (000s)

Corporate Bonds

Consumer Products	$–	$–	$–	$–	$–	$–	$–	$–	$–	$(427)

Entertainment Resources	1,093	3	–	(121)	–	–	–	–	975	(121)

Iron & Steel	2,670	–	–	(294)	–	–	–	–	2,376	(294)

Managed Care	4,405	110	12	68	434	(149)	–	(4,880)	–	–

Manufactured Goods	1,511	25	–	(124)	36	–	–	–	1,448	(124)

Term Loans

Internet Media	1,319	3	–	(69)	–	–	–	–	1,253	(69)

Health Care Facilities & Services	115	–	–	–	–	(115)	–	–	–	–

Metals & Mining	627	–	–	(84)	22	–	–	–	565	(84)

Common Stocks

Distributors - Consumer Discretionary	480	–	–	(45)	–	–	–	–	435	(45)

Metals & Mining	1,849	–	–	(272)	–	–	–	–	1,577	(272)

Other	–	–	–	(107)	110	–	–	–	3	(105)

Warrants	453	–	482	(369)	–	(566)	–	–	–	–

Total	$14,522	$141	$494	$(1,417)	$602	$(830)	$–	$(4,880)	$8,632	$(1,541)

Security valued at $3 included in the Balance as of 3/31/20 above was valued using evaluated prices provided by a third party provider. Securities valued at $8,629 included in the Balance as of 3/31/20 above were valued using prices provided by the Fund’s investment adviser’s pricing and valuation committee. Transfers out of Level 3, noted above, were due to the Fund receiving an evaluated price from a vendor.

	FAIR VALUE AT 3/31/20 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE (WEIGHTED AVERAGE)

Corporate Bonds	$4,799	Market Approach	Yield(1)	5.9%-16.3% (10.3%)

		Market Approach	Market Comparables(2)	6.5%-11.0%

Term Loans	$1,818	Market Approach	Yield(1)	8.8%-16.3% (11.4%)

		Market Approach	Market Comparables(2)	7.9%-13.0%

Common Stocks	$2,012	Discounted Cash Flow/Market Approach	Discount Rate/EBITDA Multiple(2)	12.7%/5.9x

		Market Approach	Market Comparables(2)	6.3%-9.9%

(1)

The significant unobservable inputs that can be used in the fair value measurement are: Yield. Significant decreases (increases) in yield would have resulted in a significantly higher (lower) fair value measurement.

(2)

The significant unobservable inputs that can be used in the fair value measurement are: Discount Rate and EBITDA Multiple. Significant increases (decreases) in the discount rate in isolation would have resulted in a significantly lower (higher) fair value measurement while an increase (decrease) in EBITDA multiple in isolation would have resulted in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2020

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by the Funds’ approved independent third-party pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. Centrally cleared swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

NORTHERN FUNDS ANNUAL REPORT	93	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also use these investments for non-hedging purposes in order to seek exposure to certain countries or currencies. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2020, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Active M Emerging Markets Equity	Long	Liquidity

Active M International Equity	Long	Liquidity

Multi-Manager Global Listed Infrastructure	Long	Liquidity

Northern Engage360TM	Long	Liquidity

At March 31, 2020, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure and Northern Engage360TM Funds was approximately $1,990,000, $4,459,000, $1,749,000 and $465,000, respectively. At March 31, 2020, the value of cash to cover margin requirements for open positions for the Northern Engage360TM Fund was approximately $28,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into forward foreign currency contracts for hedging purposes and to seek exposure to certain currencies. Each of the other Funds may enter into these contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes, but not for speculative purposes or to seek to enhance total return. The Funds may also enter into forward currency exchange contracts when seeking to hedge against fluctuations in foreign currency exchange rates. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until the settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A

MULTI-MANAGER FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2020

Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency contracts are not required to make markets in the currencies they trade, and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10. With respect to forward foreign currency exchange transactions that were outstanding as of March 31, 2020 for the Multi-Manager Emerging Markets Debt Opportunity Fund, approximately $930,000 was posted by the counterparty and is included in Due from broker on the Statements of Assets and Liabilities.

E) CREDIT DEFAULT SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in credit default swap agreements for hedging purposes or to gain exposure to certain countries or currencies. The Fund enters into credit default swap agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment should a credit default event on the referenced obligation occur. In the event of a credit default event, as defined under the terms of each particular swap agreement, if the Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which the Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative agreement are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for credit default agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for credit default swaps sold and, conversely, increasing market values for credit default swaps purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

When entering into a credit default swap agreement as a buyer of protection, the Fund may pay an upfront premium to enter into the agreement. When selling protection, the Fund may receive this upfront premium paid from the buyer. During the term of the credit default swap agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on credit default swap agreements, with any interest payments already having been made being recognized as realized gain or loss on credit default swap agreements. This treatment will occur until the credit default swap is sold or reaches its expiration. Any upfront payments made or received upon entering into a credit default swap agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on credit default swap agreements. Unrealized appreciation (depreciation) on credit default swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditworthiness of the counterparty. In addition, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. No credit default swap agreements were held during the fiscal year ended March 31, 2020.

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NOTES TO THE FINANCIAL STATEMENTS continued

F) INTEREST RATE SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of March 31, 2020, if any, is included as unrealized appreciation (depreciation) on bilateral interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on bilateral interest rate swap agreements and variation margin on centrally cleared interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of the counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-adviser considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. The sub-adviser may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying counterparties used to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.

For bilateral interest rate swap transactions that were outstanding as of March 31, 2020, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. For centrally cleared interest rate swap transactions that were outstanding as of March 31, 2020, the fair value of cash and foreign currencies pledged to cover margin requirements for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $96,000 and is included in Due from broker on the Statements of Assets and Liabilities. During the fiscal year ended March 31, 2020, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into bilateral and centrally cleared interest rate swap agreements to gain country exposure. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

G) CURRENCY SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into currency swap agreements to manage its exposure to currency risk. Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds, NTI and the Funds’ sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P Global’s Rating Services or Fitch Ratings, or A or Prime-1 or better by Moody’s Investor Services, Inc. or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization or, if unrated by such rating organization, is determined to be of comparable quality by NTI or the Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If NTI or the Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Interest payments earned or charged under the terms of the currency swap agreements are recorded as realized gain (loss) on currency swap agreements. The swap interest receivable or payable as of March 31, 2020, if any, is included as unrealized gains and losses on currency swap agreements on the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund. Unrealized appreciation (depreciation) on

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MARCH 31, 2020

currency swap agreements, if any, are included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations. No currency swap agreements were held during the fiscal year ended March 31, 2020.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2020, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

I) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on the date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year-end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
J) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

K) REDEMPTION FEES The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The Funds are authorized to waive the redemption fee for certain types of redemptions as described in the Funds’ prospectus.

Redemption fees were approximately $2,000 for the fiscal year ended March 31, 2020, for the Multi-Manager Emerging Markets Debt Opportunity Fund. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2020, for the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds. There were no redemption fees for the fiscal year ended March 31, 2020, for the Multi-Manager Global Real Estate and Northern Engage360TM Funds. Redemption fees were approximately $20,000 and $4,000 for the fiscal year ended March 31, 2019, for the Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2019, for the Active M International Equity Fund. There were no redemption fees for the fiscal year ended March 31, 2019, for the Active M Emerging Markets Equity, Multi-Manager Global Real Estate, Northern Engage360TM and Multi-Manager Emerging Markets Debt Opportunity Funds. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

L) UNFUNDED LOAN COMMITMENTS The Multi-Manager High Yield Opportunity Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments, if any, represent a future obligation, in full, and are recorded as a liability on the Statements of Assets and Liabilities at fair value.

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NOTES TO THE FINANCIAL STATEMENTS continued

M) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Active M Emerging Markets Equity	Annually

Active M International Equity	Annually

Multi-Manager Global Listed Infrastructure	Quarterly

Multi-Manager Global Real Estate	Quarterly

Northern Engage360TM	Annually

Multi-Manager Emerging Markets Debt Opportunity	Quarterly

Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in master limited partnerships (“MLPs”), expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds.

At March 31, 2020, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Active M Emerging Markets Equity	$ (120)	$ 120	$ –

Active M International Equity	249	(249)	–

Multi-Manager Global Listed Infrastructure	(362)	362	–

Multi-Manager Global Real Estate	822	(822)	–

Northern Engage360TM	(32)	34	(2)

Multi-Manager Emerging Markets Debt Opportunity	(5,233)	5,233	–

Multi-Manager High Yield Opportunity	286	(286)	–

N) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period from November 1, 2019 through March 31, 2020, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Active M International Equity	$16,784

Multi-Manager Emerging Markets Debt Opportunity	768

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, except for the Multi-Manager Global Listed Infrastructure Fund, for which they became effective for the period ended March 31, 2013 and the Multi-Manager Emerging Markets Debt Opportunity Fund, for which they became effective for the period ended March 31, 2014. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2020, the Multi-Manager Emerging Markets Debt Opportunity Fund utilized approximately $393,000 in capital loss carryforwards.

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MARCH 31, 2020

During the taxable year ended November 30, 2019, the Multi-Manager Global Real Estate Fund utilized approximately $3,000 in capital loss carryforwards.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFOWARD

Northern Engage360TM	$6,813	$990

Multi-Manager Emerging Markets Debt Opportunity	–	7,876

Multi-Manager High Yield Opportunity	–	35,654

At November 30, 2019, the Multi-Manager Global Listed Infrastructure’s last tax year end, the non-expiring short-term and long-term capital losses were approximately $7,035,000 and $20,467,000, respectively. The Fund may offset future capital gains with these capital loss carryforwards.

At March 31, 2020, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Active M Emerging Markets Equity	$447	$6,753	$(7,508)

Active M International Equity	5,234	–	(83,124)

Northern Engage360TM	315	–	(34,084)

Multi-Manager Emerging Markets Debt Opportunity	–	–	(32,747)

Multi-Manager High Yield Opportunity	1,028	–	(47,710)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2019, the Multi-Manager Global Listed Infrastructure Fund’s and Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Multi-Manager Global Listed Infrastructure	$7,077	$–	$102,669

Multi-Manager Global Real Estate	1,964	–	7,357

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Active M Emerging Markets Equity	$24,500	$20,900	$–

Active M International Equity	20,146	30,000	–

Northern Engage360TM	4,322	–	–

Multi-Manager Emerging Markets Debt Opportunity	4,297	–	–

Multi-Manager High Yield Opportunity	20,934	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Active M Emerging Markets Equity	$8,500	$–	$–

Active M International Equity	30,000	35,000	–

Northern Engage360TM	2,060	–	–

Multi-Manager Emerging Markets Debt Opportunity	5,641	–	–

Multi-Manager High Yield Opportunity	21,073	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax years ended November 30, 2019 and November 30, 2018 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2019 and November 30, 2018 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2019 AND NOVEMBER 30, 2018 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Multi-Manager Global Listed Infrastructure (2019)	$28,660	$65,734

Multi-Manager Global Listed Infrastructure (2018)	53,467	42,071

Multi-Manager Global Real Estate (2019)	4,038	69

Multi-Manager Global Real Estate (2018)	7,758	1,242

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund have a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2019 through March 31, 2020 will be determined at the end of its tax year.

As of March 31, 2020, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

O) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid by the Funds to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

As of March 31, 2020, the Active M International Equity Fund had an outstanding loan of $400,000. This amount is included in “Accrued other liabilities” on the Fund’s Statements of Assets and Liabilities. The effective interest rate for the outstanding loan was 1.99 percent.

During the fiscal year ended March 31, 2020, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Active M Emerging Markets Equity	$5,200	3.16%

Active M International Equity	400	1.99

Multi-Manager High Yield Opportunity	1,350	2.24

No other Fund had any borrowings or incurred any interest expenses during the fiscal year ended March 31, 2020.

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MARCH 31, 2020

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) of each Fund except for the Northern Engage360TM Fund, for which NTI has contractually agreed to reimburse a portion of operating expenses (other than acquired fund fees and extraordinary expenses) of the Fund, as shown on the accompanying Statements of Operations, to the extent the total annual fund operating expenses of the Funds exceed the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS

Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%

Active M International Equity	0.82%	0.795%	0.771%	0.84%

Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%

Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%

Northern Engage360TM	0.68%	0.660%	0.640%	0.70%

Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%

Multi-Manager High Yield Opportunity	0.83%	0.805%	0.781%	0.85%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2020. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI.

As of March 31, 2020, Axiom International Investors LLC, Ashmore Investment Management Limited and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2020, Causeway Capital Management LLC, Victory Capital Management Inc., WCM Investment Management, LLC and Wellington Management Company LLP are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2020, First Sentier Investors (Australia) IM Ltd., Lazard Asset Management LLC and Maple-Brown Abbott Limited are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2020, Brookfield Public Services Group LLC and Massachusetts Financial Services Company are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2020, Ariel Investments, LLC, Aristotle Capital Management, LLC, ARK Investment Management, LLC, Earnest Partners, LLC, Mar Vista Investment Partners, LLC, Segall Bryant & Hamill, LLC and Strategic Global Advisors, LLC are the Sub-Advisers for Northern Engage360TM Fund.

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NOTES TO THE FINANCIAL STATEMENTS continued

As of March 31, 2020, Ashmore Investment Management Limited and Global Evolution USA, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2020, DDJ Capital Management, LLC, Neuberger Berman Investment Advisers LLC and Nomura Corporate Research and Asset Management Inc. are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to these sub-advisers.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of each Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of each Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain Sub-Advisers pursuant to separate agreements with such Sub-Advisers. For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for the Funds’ Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2020, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse each Fund for a portion of the management fees attributable to and payable by the Funds for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2020, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amount in thousands	PURCHASES	SALES*

Multi-Manager Global Real Estate	$–	$(7)

*	During the fiscal year ended March 31, 2020, the realized gain (loss) associated with these transactions was approximately $(1,000).

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MARCH 31, 2020

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Active M Emerging Markets Equity	$–	$488,132	$–	$855,208

Active M International Equity	–	315,585	–	506,703

Multi-Manager Global Listed Infrastructure	–	855,725	–	801,795

Multi-Manager Global Real Estate	–	74,594	–	63,274

Northern Engage360TM	–	135,765	–	86,309

Multi-Manager Emerging Markets Debt Opportunity	–	110,545	–	117,880

Multi-Manager High Yield Opportunity	–	189,468	–	285,834

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS

Active M Emerging Markets Equity	$37,570	$(45,026)	$(7,456)	$343,275

Active M International Equity	69,109	(152,179)	(83,070)	624,906

Multi-Manager Global Listed Infrastructure	36,955	(151,936)	(114,981)	1,001,118

Multi-Manager Global Real Estate	3,261	(19,674)	(16,413)	109,501

Northern Engage360TM	13,763	(47,851)	(34,088)	277,265

Multi-Manager Emerging Markets Debt Opportunity	1,666	(34,248)	(32,582)	162,940

Multi-Manager High Yield Opportunity	1,393	(49,104)	(47,711)	258,637

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	2,498	$45,618	1,042	$20,404	(22,251)	$(411,326)	(18,711)	$(345,304)

Active M International Equity	2,278	23,012	2,096	22,952	(23,554)	(229,013)	(19,180)	(183,049)

Multi-Manager Global Listed Infrastructure	21,219	260,169	706	8,607	(19,959)	(237,382)	1,966	31,394

Multi-Manager Global Real Estate	3,817	37,902	219	2,487	(1,556)	(16,807)	2,480	23,582

Northern Engage360TM	4,871	50,140	392	4,307	(187)	(1,894)	5,076	52,553

Multi-Manager Emerging Markets Debt

Opportunity	3,922	36,789	489	3,942	(6,254)	(57,850)	(1,843)	(17,119)

Multi-Manager High Yield Opportunity	8,944	79,883	464	4,288	(20,816)	(192,228)	(11,408)	(108,057)

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NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Active M Emerging Markets Equity	13,102	$257,177	66	$1,189	(27,561)	$(536,922)	(14,393)	$(278,556)

Active M International Equity	13,049	132,397	2,959	27,815	(46,750)	(507,236)	(30,742)	(347,024)

Multi-Manager Global Listed Infrastructure	14,024	172,830	6,217	69,405	(30,703)	(369,556)	(10,462)	(127,321)

Multi-Manager Global Real Estate	3,432	35,392	217	2,232	(2,169)	(22,790)	1,480	14,834

Northern Engage360TM	13,124	133,577	233	2,060	(100)	(1,000)	13,257	134,637

Multi-Manager Emerging Markets Debt

Opportunity	5,692	50,883	523	4,562	(6,539)	(57,682)	(324)	(2,237)

Multi-Manager High Yield Opportunity	40,192	379,692	293	2,800	(29,257)	(276,871)	11,228	105,621

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands except shares	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR

Active M Emerging Markets Equity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	$21,164	$500,587	$511,095	$–	$–	$254	$10,656	10,655,574

Multi-Manager Global Listed Infrastructure	Northern Institutional Funds - U.S. Government Portfolio (Shares)	49,913	548,664	568,243	–	–	1,019	30,334	30,333,577

Multi-Manager Global Real Estate	Northern Institutional Funds - U.S. Government Portfolio (Shares)	2,188	57,758	51,941	–	–	68	8,005	8,004,922

Northern Engage360TM	Northern Institutional Funds - U.S. Government Portfolio (Shares)	9,177	82,751	82,050	–	–	225	9,878	9,878,233

Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	10,182	125,787	130,888	–	–	134	5,081	5,080,769

Multi-Manager High Yield Opportunity	Northern Institutional Funds - U.S. Government Portfolio (Shares)	24,050	313,223	325,682	–	–	253	11,591	11,590,772

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

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MARCH 31, 2020

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2020:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net Assets - Net unrealized appreciation	$191	*	Net Assets - Net unrealized depreciation	$–
Active M International Equity	Equity contracts	Net Assets-Net unrealized appreciation	216	*	Net Assets-Net unrealized depreciation	–
Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets-Net unrealized appreciation	40	*	Net Assets-Net unrealized depreciation	–
Northern Engage360TM	Equity contracts	Net Assets-Net unrealized appreciation	237	*	Net Assets-Net unrealized depreciation	–
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	12		Unrealized depreciation on forward foreign currency exchange contracts	(486)
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	507		Unrealized depreciation on forward foreign currency exchange contracts	(999)
	Interest rate contracts	Net Assets-Net unrealized appreciation	50	**	Net Assets-Net unrealized depreciation	(17)**
	Interest rate contracts	Unrealized appreciation on bilateral interest rate swap agreements	19		Unrealized depreciation on bilateral interest rate swap agreements	–

*

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**

Includes cumulative appreciation/depreciation on centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Funds may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2020, gross amounts of assets and liabilities for forward foreign exchange contracts and swap agreements not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Northern Engage360TM	JPMorgan Chase	$12	$(12)	$–	$–
Multi-Manager Emerging Markets Debt Opportunity	Barclays	$44	$(44)	$–	$–
	BNP	226	(88)	–	138
	Citibank	37	(15)	–	22
	Goldman Sachs	1	–	–	1
	JPMorgan Chase	36	(36)	–	–
	Merrill Lynch	121	(121)	–	–
	Morgan Stanley	44	(5)	–	39

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NOTES TO THE FINANCIAL STATEMENTS continued

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT

	Santander	$10	$(10)	$–	$–

	Standard Chartered Bank	7	(7)	–	–

	Total	$526	$(326)	$–	$200

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT

Northern Engage360TM	JPMorgan Chase	$(486)	$12	$–	$(474)

Multi-Manager Emerging Markets Debt Opportunity	Barclays	$(65)	$44	$–	$(21)

	BNP	(88)	88	–	–

	Citibank	(15)	15	–	–

	JPMorgan Chase	(245)	36	209	–

	Merrill Lynch	(529)	121	408	–

	Morgan Stanley	(5)	5	–	–

	Santander	(13)	10	–	(3)

	Standard Chartered Bank	(39)	7	–	(32)

	Total	$(999)	$326	$617	$(56)

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2020:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(2,095)

Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	(2,666)

Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	(1,618)

Northern Engage360TM	Equity contracts	Net realized gains (losses) on futures contracts	(766)

	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	8

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on forward foreign currency exchange contracts	(1,031)

	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	(38)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$30

Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	37

Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(186)

Northern Engage360TM	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	159

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MARCH 31, 2020

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts		$(528)

Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(276)

	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	53

Volume of derivative activity for the fiscal year ended March 31, 2020*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Active M Emerging Markets Equity	–	$–	84	$3,130	–	$–

Active M International Equity	–	–	56	4,176	–	–

Multi-Manager Global Listed Infrastructure	–	–	201	1,214	–	–

Northern Engage360TM	110	2,015	94	279	–	–

Multi-Manager Emerging Markets Debt Opportunity	1,116	145,996	–	–	8	1,005

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, futures equity, swap interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (the “ASU”), which amends the amortization period for certain purchased callable debt securities held at premium shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments as described above is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. The ASU is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the ASU is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Earlier application is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. The Funds have adopted the ASU. The adoption of the ASU did not have a material impact on the financial statements.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2020

2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

14. CORONAVIRUS (COVID–19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds’ service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Funds.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than the item noted below.

Segall Bryant & Hamill, LLC has been terminated as Sub-Adviser to the Northern Engage360™ Fund, effective May 15, 2020. NTI will reallocate assets managed by the terminated sub-adviser among the remaining sub-advisers of the Fund on or about May 28, 2020. During this transition period, NTI will manage the portions of the Fund previously managed by the terminated sub-adviser.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of seven separate portfolios of Northern Funds, comprising the Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Northern Engage360TM Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund and Multi-Manager High Yield Opportunity Fund; the related statement of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from November 20, 2017 (commencement of operations) through March 31, 2018 for Northern Engage360TM Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Active M Emerging Markets Equity Fund, Active M International Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Northern Engage360TM Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 20, 2017 (commencement of operations) through March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	109	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2020 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2019, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Active M Emerging Markets Equity	$0.753974
Active M International Equity	0.384144

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2020 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Active M Emerging Markets Equity	0.81%
Active M International Equity	0.42%
Northern Engage360TM	43.79%

A percentage of the dividends distributed during the calendar year ended December 31, 2019 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Multi-Manager Global Listed Infrastructure	17.20%
Multi-Manager Global Real Estate	0.04%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
Active M Emerging Markets Equity	$0.0779	$0.5811
Active M International Equity	0.0304	0.2592
Multi-Manager Global Listed Infrastructure	0.0321	0.7792

LONG-TERM CAPITAL GAIN — The following Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2020:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Active M Emerging Markets Equity	$6,753

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2020, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2019:

QDI PERCENTAGE
Active M Emerging Markets Equity	49.23%
Active M International Equity	100.00%
Northern Engage360TM	100.00%

Under the Act, the following percentages of ordinary dividends paid during the calendar year ended December 31, 2019, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2019:

QDI PERCENTAGE
Multi-Manager Global Listed Infrastructure	100.00%
Multi-Manager Global Real Estate	12.96%

MULTI-MANAGER FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2020 (UNAUDITED)

Each Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Funds, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 13-14, 2019, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from December 1, 2018 to September 30, 2019 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in each Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage each Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT	111	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs:

(1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 – 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (See page 97), if any, in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Northern Engage360TM , Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (See page 102), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTIVE M EMERGING MARKETS EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	1.10%	$1,000.00	$821.20	$5.01
Hypothetical	1.10%	$1,000.00	$1,019.50	$5.55

ACTIVE M INTERNATIONAL EQUITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.86%	$1,000.00	$807.00	$3.89
Hypothetical	0.86%	$1,000.00	$1,020.70	$4.34

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.96%	$1,000.00	$845.20	$4.43
Hypothetical	0.96%	$1,000.00	$1,020.20	$4.85

MULTI-MANAGER GLOBAL REAL ESTATE
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.95%	$1,000.00	$766.20	$4.19
Hypothetical	0.95%	$1,000.00	$1,020.25	$4.80

NORTHERN ENGAGE360TM
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.70%	$1,000.00	$853.80	$3.24
Hypothetical	0.70%	$1,000.00	$1,021.50	$3.54

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

MULTI-MANAGER FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2020 (UNAUDITED)

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.94%	$1,000.00	$845.40	$4.34
Hypothetical	0.94%	$1,000.00	$1,020.30	$4.75

MULTI-MANAGER HIGH YIELD OPPORTUNITY
SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.86%	$1,000.00	$876.50	$4.03
Hypothetical	0.86%	$1,000.00	$1,020.70	$4.34

*

Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NORTHERN FUNDS ANNUAL REPORT	113	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex — Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015; Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company — 34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company — 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

MULTI-MANAGER FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2020 (UNAUDITED)

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•  Executive Committee member and Chair, Public Policy Committee, Ann &

•  Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow — 2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company — 29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

NORTHERN FUNDS ANNUAL REPORT	115	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

MULTI-MANAGER FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	117	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS

APPROVAL OF NEW SUB-ADVISORY AGREEMENT (MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND)

At a quarterly meeting of the Board of Trustees (the “Board” or the “Trustees”) held on November 13-14, 2019 (the “November Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), voting separately, approved a new sub-advisory agreement (the “First Sentier Agreement”) with respect to the Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”) between Northern Trust Investments (“NTI”) and First Sentier Investors (Australia) IM Ltd. (“First Sentier”). Under the First Sentier Agreement, First Sentier began managing a portion of the Global Listed Infrastructure Fund’s assets effective January 21, 2020.

The Trustees reviewed and discussed information and written materials from NTI about First Sentier including: (i) the nature and quality of the investment advisory services to be provided by First Sentier, and the experience and qualifications of the personnel providing such services; (ii) First Sentier’s financial condition, history of operations and ownership structures; (iii) First Sentier’s brokerage and soft dollar practices; (iv) First Sentier’s investment strategies and styles of investing; (v) the performance history of First Sentier with respect to accounts or funds managed similarly to the Global Listed Infrastructure Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to First Sentier’s risk management and cyber-security programs and First Sentier’s compliance policies and procedures (including its code of ethics) and the Trust’s Chief Compliance Officer’s (“CCO”) evaluations of such policies and procedures, as well as First Sentier’s regulatory history; (vii) First Sentier’s conflicts of interest in managing the Global Listed Infrastructure Fund, including First Sentier’s financial or business relationships with NTI and its affiliates, if any; and (viii) the terms of the First Sentier Agreement. The Trustees also considered NTI’s discussion of the reasons that it anticipated that First Sentier may improve the performance of the Global Listed Infrastructure Fund. The Trustees also discussed the proposed allocation of assets among First Sentier and the Global Listed Infrastructure Fund’s other sub-advisers, as well as the then current allocations of assets among the other sub-advisers.

In evaluating the First Sentier Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to First Sentier.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to First Sentier’s operations, qualifications, performance and experience in managing the type of strategy for which First Sentier was proposed to be engaged in connection with the Global Listed Infrastructure Fund. The Board also considered NTI’s evaluation of First Sentier’s ability to add alpha to the Global Listed Infrastructure Fund’s returns. The Trustees also reviewed the CCO’s evaluation of First Sentier’s compliance program, noting that he believed the program to be satisfactory and in compliance with regulatory requirements. The Trustees concluded that First Sentier was able to provide quality services to the Global Listed Infrastructure Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that First Sentier would be paid by NTI out of its management fee and not by the Global Listed Infrastructure Fund. The Trustees also believed, based on NTI’s representations, that the First Sentier Agreement had been negotiated at arm’s-length between NTI and First Sentier. The Trustees also considered comparisons of First Sentier’s fees at various asset levels of the Global Listed Infrastructure Fund and in relation to the other sub-advisers to the Fund. The Trustees also compared First Sentier’s fees in relation to its other similar institutional accounts. Finally, the Trustees also considered NTI’s representations that the fees to be paid to First Sentier were reasonable in light of the anticipated quality of the services to be performed by it.

The Trustees also considered the projected profitability to NTI of the Global Listed Infrastructure Fund before and after the addition of First Sentier. These comparisons showed that NTI’s profitability did not increase appreciably. The Trustees did not consider First Sentier’s projected profitability as they did not consider it to be particularly relevant because NTI would be paying First Sentier out of the management fees NTI received from the Global listed Infrastructure Fund. The Trustees therefore believed that NTI had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated First Sentier’s performance information with respect to its other accounts using the same investment strategy and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of First Sentier and the Global Listed Infrastructure Fund over various time periods if First Sentier also had been managing the Fund along with the Fund’s other sub-advisers. The Trustees also considered First Sentier’s actual performance record in the strategy for which it was being engaged and against relevant performance benchmarks. It was noted that First Sentier had a different style than the Global Listed Infrastructure Fund’s other sub-advisers and that its style would underperform in certain markets. The Trustees concluded, based upon the information provided, that First Sentier’s performance record was generally satisfactory.

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MULTI-MANAGER FUNDS

MARCH 31, 2020 (UNAUDITED)

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. They took into account the levels of aggregate sub-advisory fees at various asset levels, including breakpoints in the sub-advisory fee structures (if any). However, the Trustees generally considered economies of scale with respect to the Global Listed Infrastructure Fund primarily at the management fee level given that NTI would be paying First Sentier out of its management fee.

Other Benefits

The Trustees considered other benefits derived or to be derived by First Sentier as a result of its relationships with the Global listed Infrastructure Fund. These benefits included, but were not limited to, research and other benefits in connection with brokerage commissions paid by the Fund. The Trustees also considered the other relationships that First Sentier had with NTI or its affiliates, if any, including other sub-advisory relationships to portfolios managed by NTI.

Based on the Trustees’ deliberations and the recommendations by NTI, the Trustees concluded that the proposed fee to be paid to First Sentier was reasonable in light of the services to be provided by it and that the First Sentier Agreement should be approved.

APPROVAL OF NEW SUB-ADVISORY AGREEMENT (ACTIVE M EMERGING MARKETS EQUITY FUND)

At a meeting of the Board held on February 12-13, 2020 (the “February Meeting”), the Trustees, including a majority of the Independent Trustees, voting separately, approved the termination of PanAgora Asset Management, LLC (“PanAgora”) as a sub-adviser to the Active M Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”), which was effective March 11, 2020 and approved a new sub-advisory agreement (the “Ashmore Agreement”) with respect to the Emerging Markets Equity Fund between NTI and Ashmore Investment Management Limited (“Ashmore”). Under the Ashmore Agreement, Ashmore began managing a portion of the Emerging Markets Equity Fund’s assets effective March 24, 2020.

The Trustees reviewed and discussed information and written materials from NTI regarding the Ashmore Agreement including: (i) the nature and quality of the investment advisory services to be provided by Ashmore, and the experience and qualifications of the personnel providing such services; (ii) Ashmore’s financial condition, history of operations and ownership structures; (iii) Ashmore’s brokerage and soft dollar practices; (iv) Ashmore’s investment strategies and styles of investing; (v) the performance history of Ashmore with respect to accounts or funds managed similarly to the Emerging Markets Equity Fund and hypothetical performance information and portfolio attributes; (vi) information with respect to Ashmore’s risk management and cyber-security programs and Ashmore’s compliance policies and procedures (including its code of ethics) and the Trust’s CCO’s evaluations of such policies and procedures, as well as Ashmore’s regulatory history; (vii) Ashmore’s conflicts of interest in managing the Emerging Markets Equity Fund, including Ashmore’s financial or business relationships with NTI and its affiliates, if any; and (viii) the terms of the Ashmore Agreement. The Trustees also considered NTI’s discussion of the reasons that it anticipated that Ashmore may improve the performance of the Emerging Markets Equity Fund. The Trustees also discussed the proposed allocation of assets among Ashmore and the Emerging Markets Equity Fund’s other sub-advisers, as well as the then current allocations of assets among the Fund’s other sub-advisers.

In evaluating the Ashmore Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision, and each Trustee may have attributed different weight to different factors. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to Ashmore.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to Ashmore’s operations, qualifications, performance and experience in managing the type of strategy for which Ashmore was proposed to be engaged in connection with the Emerging Markets Equity Fund. It was noted that Ashmore currently sub-advised another Multi-Manager Fund. The Board also considered NTI’s evaluation of Ashmore’s ability to add alpha to the Emerging Markets Equity Fund’s returns. The Trustees also reviewed the CCO’s evaluation of Ashmore’s compliance program, noting that he believed the program to be satisfactory and in compliance with regulatory requirements. The Trustees concluded that Ashmore was able to provide quality services to the Emerging Markets Equity Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that Ashmore would be paid by NTI out of its management fee and not by the Emerging Markets Equity Fund. The Trustees also believed, based on NTI’s representations, that the Ashmore Agreement had been negotiated at arm’s-length between NTI and Ashmore. The Trustees also considered comparisons of Ashmore’s fees at various asset levels of the Emerging Markets Equity Fund and in relation to the other sub-advisers to the Fund. The Trustees also compared Ashmore’s fees in relation to its other similar institutional accounts. Finally, the Trustees also considered NTI’s representations that the fees to be paid to Ashmore were reasonable in light of the anticipated quality of the services to be performed by it.

NORTHERN FUNDS ANNUAL REPORT	119	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)	MARCH 31, 2020 (UNAUDITED)

The Trustees also considered the projected profitability to NTI of the Emerging Markets Equity Fund before and after the addition of Ashmore. These comparisons showed that NTI’s profitability slightly increased. The Trustees did not consider Ashmore’s projected profitability as they did not consider it to be particularly relevant because NTI would be paying Ashmore out of the management fees NTI received from the Emerging Markets Equity Fund. The Trustees therefore believed that NTI had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated Ashmore’s performance information with respect to its other accounts using the same investment strategy and NTI’s evaluation of that performance. The Trustees reviewed reports prepared by NTI showing the hypothetical performance of Ashmore and the Emerging Markets Equity Fund over various time periods if Ashmore, and not PanAgora, had been managing the Fund along with the Fund’s other sub-advisers. The Trustees also considered Ashmore’s actual performance record in the strategy for which it was being engaged and against relevant performance benchmarks. It was noted that Ashmore had a different style than the Emerging Markets Equity Fund’s other sub-advisers and that its style would underperform in certain markets. The Trustees concluded, based upon the information provided, that Ashmore’s performance record was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed the impact on NTI’s net management fee (after payment of sub-advisory fees) at various asset levels. They took into account the levels of aggregate sub-advisory fees at various asset levels, including breakpoints in the sub-advisory fee structures (if any). However, the Trustees generally considered economies of scale with respect to the Emerging Markets Equity Fund primarily at the management fee level given that NTI would be paying Ashmore out of its management fee. It was noted by the Trustees that Ashmore had a breakpoint in its sub-advisory fee structure.

Other Benefits

The Trustees considered other benefits derived or to be derived by Ashmore as a result of its relationships with the Emerging Markets Equity Fund. The Trustees also reviewed the other relationships that Ashmore had with NTI or its affiliates, including other sub-advisory relationships to portfolios managed by NTI.

Based on the Trustees’ deliberations and the recommendations by NTI, the Trustees concluded that the proposed fee to be paid to Ashmore was reasonable in light of the services to be provided by it and that the Ashmore Agreement should be approved.

MULTI-MANAGER FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

ACTIVE M EMERGING MARKETS EQUITY FUND1,2,4,5,10,11

ACTIVE M INTERNATIONAL EQUITY FUND1,2,4,10,11

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND1,2,4,5,7,8,10,11

MULTI-MANAGER GLOBAL REAL ESTATE FUND2,4,9,10,11

NORTHERN ENGAGE 360TM FUND1,2,4,5,10,11

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND1,3,4,5,6,8

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND1,3,4,6

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably. Fixed income securities may experience increased volatility, illiquidity or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, or lack of liquidity in markets, which may be caused by numerous factors, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

9 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

10 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

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MULTI-MANAGER FUNDS

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MULTI-MANAGER FUNDS

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NORTHERN FUNDS ANNUAL REPORT	123	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

NORTHERN GLOBAL TACTICAL ASSET ALLOCATION FUND

MARC H 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENTS OF ASSETS AND LIABILITIES

4	STATEMENTS OF OPERATIONS

5	STATEMENTS OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULES OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND
Ticker Symbol: BBALX

9	NOTES TO THE FINANCIAL STATEMENTS

15	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

16	TAX INFORMATION

17	LIQUIDITY RISK MANAGEMENT PROGRAM

18	FUND EXPENSES

19	TRUSTEES AND OFFICERS

23	BENCHMARK INFORMATION

24	INVESTMENT CONSIDERATIONS

28	FOR MORE INFORMATION

This report has been prepared for the general information of Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Global Tactical Asset Allocation Fund summary prospectus or prospectus, which contains complete information about a fund’s investment objectives, risks, fees and expenses. Investors are reminded to read the summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2020 concluded in a stretch of heightened financial market volatility as COVID-19 concerns led to a sharp decline in equity markets and record low U.S. interest rates in late February and March 2020. The volatility overshadowed solid equity market performance during the last nine months of 2019, when easing U.S./China trade tensions helped to support financial markets. Asset class performance was mixed over the reporting period, with negative returns in equity markets and positive returns across most areas of fixed income. U.S. equities (as measured by the MSCI USA Index) returned -7.1% in the reporting period, considerably ahead of -14.4% and -17.4% returns in developed ex-U.S. equities and emerging market equities, respectively (as measured by the MSCI World ex USA Index and the MSCI Emerging Markets Index, respectively). Investment-grade fixed income (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index) was well into positive territory with an 8.9% return, helped by the 171 basis point decline in the 10-year Treasury yield from 2.41% to 0.70% over the reporting period.

For the 12-month period ended March 31, 2020, the Global Tactical Asset Allocation Fund returned -10.14% during the reporting period, trailing the -3.13% return of its blended benchmark (Blend Index). Product fulfillment, tactical positioning and strategic positioning all detracted from returns, leading to the Fund’s substantial underperformance. The Fund retained a moderate overweight to risk throughout the reporting period, which helped performance initially until this positioning quickly turned into a headwind during the COVID-19-driven financial market weakness. Within product fulfillment, exposures to risk factors (value, size and yield) significantly negatively impacted performance, particularly in U.S. equities.

Relative to its strategic norms, the Fund ended the period with a moderate overweight to risk, with large overweights to high-yield fixed income and U.S. equities in addition to overweights to global real estate and global listed infrastructure. The tactical overweights are funded by underweight positions across investment-grade fixed income, cash, inflation-protected fixed income, emerging market equities, natural resources and developed ex-U.S. equities. The Fund remains committed to broad global diversification and exposure to risk factors that have displayed long-term efficacy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2020

TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR		SINCE INCEPTION 07/01/93

GLOBAL TACTICAL ASSET ALLOCATION FUND	(10.14)%	1.54%	4.43	%*	5.44	%*

BLENDED INDEX**	(3.13)	3.31	5.35		6.25

MSCI ALL COUNTRY WORLD INDEX	(11.26)	2.85	5.85		6.36

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	8.93	3.36	3.88		5.30

*

Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”).On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

**	The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Information about Benchmarks and Investment Considerations can be found on page 23 and page 24.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2020

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments, at value	$21,558
Investments in affiliates, at value	79,628
Dividend income receivable	1
Receivable for fund shares sold	6
Prepaid and other assets	16
Total Assets	101,209
LIABILITIES:
Payable to affiliates:
Management fees	11
Shareholder servicing fees	4
Transfer agent fees	4
Trustee fees	4
Accrued other liabilities	30
Total Liabilities	53
Net Assets	$101,156
ANALYSIS OF NET ASSETS:
Capital stock	$109,540
Distributable earnings	(8,384)
Net Assets	$101,156
Shares Outstanding ($.0001 par value, unlimited authorization)	9,107
Net Asset Value, Redemption and Offering Price Per Share	$11.11
Investments, at cost	$20,755
Investments in affiliates, at cost	$89,068

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT 3 GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2020

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income	$900
Dividend income from investments in affiliates	2,138
Total Investment Income	3,038
EXPENSES:
Management fees	225
Custody fees	8
Transfer agent fees	31
Blue sky fees	20
Printing fees	18
Audit fees	19
Legal fees	24
Shareholder servicing fees	19
Trustee fees	9
Interest expense	1
Other	12
Total Expenses	386
Less expenses reimbursed by investment adviser	(128)
Net Expenses	258
Net Investment Income	2,780
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	813
Investments in affiliates	105 (1)
Net changes in unrealized (depreciation) on:
Investments	25
Investments in affiliates	(18,050)
Net Losses	(17,107)
Net Decrease in Net Assets Resulting from Operations	$(14,327)

(1)	Amount includes capital gain distributions from affiliated funds of $67.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	2020	2019
OPERATIONS:
Net investment income	$2,780	$2,710
Net realized gains (losses)	918	(584)
Net change in unrealized depreciation	(18,025)	(868)
Net increase from payment by affiliate on affiliated transactions (Note 6)	–	209
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,327)	1,467
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	26,525	(546)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	26,525	(546)
DISTRIBUTIONS PAID:
Distributable earnings	(2,510)	(3,498)
Total Distributions Paid	(2,510)	(3,498)
Total Increase (Decrease) in Net Assets	9,688	(2,577)
NET ASSETS:
Beginning of year	91,468	94,045
End of year	$101,156	$91,468

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL TACTICAL ASSET ALLOCATION FUND
Selected per share data	2020	2019		2018	2017		2016
Net Asset Value, Beginning of Year	$12.69	$13.02		$12.41	$11.54		$12.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.38		0.33	0.32		0.33
Net realized and unrealized gains (losses)	(1.60)	(0.25)		0.72	0.90		(0.52)
Net increase from payment by affiliate on affiliate transactions (Note 6)	–	0.03	(1)	–	–		–
Total from Investment Operations	(1.24)	0.16		1.05	1.22		(0.19)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)	(0.39)		(0.33)	(0.35	)(2)	(0.32	)(2)
From net realized gains	–	(0.10)		(0.11)	–		(0.15)
Total Distributions Paid	(0.34)	(0.49)		(0.44)	(0.35)		(0.47)
Net Asset Value, End of Year	$11.11	$12.69		$13.02	$12.41		$11.54
Total Return(3)	(10.14)%	1.46	%(1)	8.55%	10.73%		(1.52)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$101,156	$91,468		$94,045	$84,298		$72,400
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)(5)	0.26%	0.28%		0.27%	0.27%		0.27%
Expenses, before reimbursements and credits(5)	0.40%	0.42%		0.44%	0.49%		0.46%
Net investment income, net of reimbursements and credits(4)	2.85%	2.99%		2.53%	2.67%		2.78%
Net investment income, before reimbursements and credits	2.71%	2.85%		2.36%	2.45%		2.59%
Portfolio Turnover Rate	48.38%	87.64%		25.39%	27.84%		20.49%

(1)	Northern Trust Investments, Inc. reimbursed the Fund approximately $209,000. Without this reimbursement the total return would have been 1.25%.
(2)	Distributions to shareholders from net investment income include amounts related to foreign currency transactions, which are treated as ordinary income for federal income tax purposes.
(3)

Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)

The net expenses and net investment income ratios include additional reimbursements of management fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2020 and 2019, less than $1,000, which represents less than 0.01 percent of average net assets for the fiscal years ended March 31, 2018 and 2017 and less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

(5)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2020

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 100.0%

FlexShares® Credit-Scored US Corporate Bond Index Fund(1)	147,451	$7,503

FlexShares® Credit-Scored US Long Corporate Bond Index Fund(1)	33,243	1,873

FlexShares® Disciplined Duration MBS Index Fund(1)	120,092	2,848

FlexShares® Global Quality Real Estate Index Fund(1)	102,709	4,862

FlexShares® High Yield Value-Scored Bond Index Fund(1)	170,492	6,985

FlexShares® International Quality Dividend Index Fund(1)	289,933	5,137

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund(1)	201,004	9,335

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund(1)	51,267	1,956

FlexShares® Morningstar Global Upstream Natural Resources Index Fund(1)	134,560	3,032

FlexShares® Morningstar US Market Factor Tilt Index Fund(1)	236,499	22,050

FlexShares® Quality Dividend Index Fund(1)	211,781	7,616

FlexShares® STOXX® Global Broad Infrastructure Index Fund(1)	96,907	4,187

Flexshares® US Quality Low Volatility Index Fund(1)	61,077	2,094

iShares 20+ Year Treasury Bond ETF	16,852	2,780

iShares 3-7 Year Treasury Bond ETF	19,222	2,563

iShares 7-10 Year Treasury Bond ETF	15,994	1,943

iShares iBoxx High Yield Corporate Bond ETF	52,628	4,056

iShares Long-Term Corporate Bond ETF	28,819	1,834

iShares MBS ETF	61,578	6,801

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 100.0% continued

iShares Short-Term Corporate Bond ETF	30,205	$1,581

Northern Institutional Funds - U.S. Government Portfolio (Shares), 0.40%(1)(2)	150,571	150
Total Investment Companies
(Cost $109,823)		101,186

Total Investments – 100.0%
(Cost $109,823)		101,186

Liabilities less Other Assets – (0.0%)		(30)
NET ASSETS – 100.0%		$101,156

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to other Northern Institutional Funds and FlexShares Trust.
(2)	7-day current yield as of March 31, 2020 is disclosed.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ETF - Exchange-Traded Fund

MBS - Mortgage Backed Securities

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND continued	MARCH 31, 2020

At March 31, 2020, the asset class weightings (unaudited) for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE

U.S. Equity	21.8%	FlexShares® Morningstar US Market Factor Tilt Index Fund

U.S. Equity	7.5	FlexShares® Quality Dividend Index Fund

U.S. Equity	2.1	Flexshares® US Quality Low Volatility Index Fund

Non U.S. Equity – Developed	9.2	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

Non U.S. Equity – Developed	5.1	FlexShares® International Quality Dividend Index Fund

Non U.S. Equity – Emerging Markets	1.9	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	4.8	FlexShares® Global Quality Real Estate Index Fund

U.S. Bonds – High Yield	6.9	FlexShares® High Yield Value-Scored Bond Index Fund

U.S. Bonds – High Yield	4.0	iShares iBoxx High Yield Corporate Bond ETF

U.S. Bonds – Investment Grade	7.4	FlexShares® Credit-Scored US Corporate Bond Index Fund

U.S. Bonds – Investment Grade	6.7	iShares MBS ETF

U.S. Bonds – Investment Grade	2.8	FlexShares® Disciplined Duration MBS Index Fund

U.S. Bonds – Investment Grade	2.8	iShares 20+ Year Treasury Bond ETF

U.S. Bonds – Investment Grade	2.5	iShares 3-7 Year Treasury Bond ETF

U.S. Bonds – Investment Grade	1.9	FlexShares® Credit-Scored US Long Corporate Bond Index Fund

U.S. Bonds – Investment Grade	1.9	iShares 7-10 Year Treasury Bond ETF

U.S. Bonds – Investment Grade	1.8	iShares Long-Term Corporate Bond ETF

U.S. Bonds – Investment Grade	1.6	iShares Short-Term Corporate Bond ETF

Global Infrastructure	4.1	FlexShares® STOXX® Global Broad Infrastructure Index Fund

Commodities/Natural Resources	3.0	FlexShares® Morningstar Global Upstream Natural Resources Index Fund

Cash	0.2	Northern Institutional Funds - U.S. Government Portfolio (Shares)
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2020:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$101,186	$–	$–	$101,186

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2020

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 43 funds as of March 31, 2020, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI, a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC, not an affiliate of NTI, is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations, which depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statement of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statement of Operations.

NORTHERN FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

C) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund is authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Fund and certain of the Underlying Funds may enter into these contracts when seeking to hedge against fluctuations in foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts as a cross-hedge transaction or for speculative purposes. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statement of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statement of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by an Underlying Fund. The Fund bears the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Fund during the fiscal year ended March 31, 2020.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities, if any, are recorded on the ex-dividend date, or as soon as the information is available.

E) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund generally are allocated among all funds in the Trust in proportion to each fund’s relative net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2020, the following reclassifications were recorded for the Fund:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Global Tactical Asset Allocation	$12	$–	$(12)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

During the fiscal year ended March 31, 2020, the Fund utilized approximately $390,000 in capital loss carryforwards.

There were no capital losses incurred that will be carried forward indefinitely under the provisions of the Act.

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2020

At March 31, 2020, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Global Tactical Asset Allocation	$481	$615	$(9,477)

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,510	$–

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2019, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$2,762	$735

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.15 percent of the average daily net assets of the Fund beneficially owned by their customers. There were no shareholder servicing fees paid by the Fund to Northern Trust or its affiliates during the fiscal year ended March 31, 2020.

Service Plan expenses, if any, are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2020.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds, a registered investment company also advised by NTI, jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 19, 2018, which expired on November 18, 2019 and was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.15 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 13-14, 2019, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is also in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 18, 2019 and will expire on November 16, 2020, unless renewed.

During the fiscal year ended March 31, 2020, the Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Global Tactical Asset Allocation	$204	3.04%

There were no outstanding loan amounts at March 31, 2020.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund

NORTHERN FUNDS ANNUAL REPORT	11	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to the extent the total annual fund operating expenses of the Fund exceed the expense limitation set forth below. The total annual fund operating expenses after expense reimbursement for the Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations.

At March 31, 2020, the annual management fees and contractual expense limitations for the Fund were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Tactical Asset Allocation	0.23%	0.25%

The contractual reimbursement arrangement described in the table above is expected to continue until at least July 31, 2020. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, NTI has contractually agreed to reimburse certain additional expenses that may be excepted expenses.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.0385 percent of the average daily net assets of the Fund. Prior to August 1, 2019, the transfer agent annual rate was 0.015 percent of the average daily net assets of the Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses, unless such uninvested cash balances receive a separate type of return.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the U.S Government Portfolio of Northern Institutional Funds and/ or the Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, the Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2020, the uninvested cash of the Fund was invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees, NTI will reimburse the Fund for a portion of the management fees attributable to and payable by the Fund for advisory services on any assets invested in an affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights.

On July 31, 2018 and thereafter, the Fund had transactions in the FlexShares High Yield Value-Scored Bond Index Fund (“HYGV”) that have been deemed affiliated transactions. On November 20, 2018, the Fund disposed of its remaining position in HYGV and NTI reimbursed the Fund approximately $209,000 for the realized loss (net of dividends paid) and commissions associated with the transactions. The amount of the reimbursement is included in

GLOBAL TACTICAL ASSET ALLOCATION FUND	12	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2020

Net increase from payment by affiliate on affiliated transactions in the Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended March 31, 2019.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Global Tactical Asset Allocation	$–	$74,236	$–	$46,677

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2020, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF INVESTMENTS
Global Tactical Asset Allocation	$1,232	$(10,709)	$(9,477)	$110,663

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	3,381	$44,740	153	$1,963	(1,633)	$(20,178)	1,901	$26,525

Transactions in capital shares for the fiscal year ended March 31, 2019, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENTS OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Global Tactical Asset Allocation	1,549	$19,151	233	$2,843	(1,800)	$(22,540)	(18)	$(546)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2020, were as follows:

Amounts in thousands except shares	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares® Credit-Scored US Corporate Bond Index Fund	$6,212	$4,594	$3,255	$(181)	$133	$210	$7,503	147,451
FlexShares® Credit-Scored US Long Corporate Bond Index Fund	560	1,901	576	(54)	42	28	1,873	33,243
FlexShares® Disciplined Duration MBS Index Fund	3,368	3,327	3,839	(47)	39	34	2,848	120,092
FlexShares® Global Quality Real Estate Index Fund	3,684	3,158	353	(1,664)	37	179	4,862	102,709
FlexShares® High Yield Value-Scored Bond Index Fund	–	8,168	93	(1,090)	–	79	6,985	170,492
FlexShares® International Quality Dividend Index Fund	5,343	2,656	1,399	(1,410)	(53)	278	5,137	289,933
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	8,924	4,309	828	(2,957)	(113)	353	9,335	201,004

NORTHERN FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2020

Amounts in thousands except shares	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR	SHARES, END OF YEAR
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	$7,130	$1,426	$5,195	$(1,055)	$(350)	$152	$1,956	51,267
FlexShares® Morningstar Global Upstream Natural Resources Index Fund	4,573	1,884	2,199	(1,404)	178	138	3,032	134,560
FlexShares® Morningstar US Market Factor Tilt Index Fund	15,829	13,390	2,296	(4,996)	123	356	22,050	236,499
FlexShares® Quality Dividend Index Fund	6,866	3,017	417	(1,905)	55	209	7,616	211,781
FlexShares® STOXX® Global Broad Infrastructure Index Fund	1,854	3,140	109	(712)	14	94	4,187	96,907
Flexshares® US Quality Low Volatility Index Fund	–	2,702	33	(575)	–	7	2,094	61,077
Northern Institutional Funds - U.S. Government Portfolio (Shares)	854	71,053	71,757	–	–	21	150	150,571
	$ 65,197	$ 124,725	$92,349	$(18,050)	$ 105	$2,138	$ 79,628	2,007,586

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

12. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Fund (or the Underlying Funds) and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Fund’s (or an Underlying Fund’s) service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s (or an Underlying Fund’s) inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund (or an Underlying Fund) invests, negatively impact a Fund’s (or an Underlying Fund’s) performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements, and is evaluating its impact on the financial position and operating results of the Fund (or the Underlying Funds).

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Tactical Asset Allocation Fund, a separate portfolio constituting the Northern Funds (the “Fund”), as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2020

We have served as the auditor of one or more Northern Trust investment companies since 2002.

NORTHERN FUNDS ANNUAL REPORT	15	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2020 (UNAUDITED)

LONG-TERM CAPITAL GAIN — The Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Code, for the fiscal year ended March 31, 2020:

Amounts in thousands	LONG-TERM CAPITAL GAIN

Global Tactical Asset Allocation	$615

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2020, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2019:

QDI PERCENTAGE

Global Tactical Asset Allocation	48.01%

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

LIQUIDITY RISK MANAGEMENT PROGRAM	MARCH 31, 2020 (UNAUDITED)

The Fund has adopted and implemented a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Northern Trust Investments, Inc. (“NTI”), the investment adviser to the Fund, as the program administrator for the Program. NTI has delegated oversight of the Program to the Northern Trust Asset Management Credit & Liquidity Risk Committee (the “Committee”).

At a meeting held on November 13-14, 2019, the Board received and reviewed the annual written report of the Committee, on behalf of NTI (the “Report”), concerning the operation of the Program for the period from December 1, 2018 to September 30, 2019 (the “Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to the Fund. Such information and factors included, among other things: (i) the liquidity risk framework used to assess, manage, and periodically review the Fund’s liquidity risk and the results of this assessment; (ii) the methodology and inputs used to classify the liquidity of the Fund’s portfolio investments and the Committee’s assessment that the Fund’s strategy is appropriate for an open-end mutual fund; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) historical information regarding redemptions and shareholder concentration in the Fund. The Report also summarized the changes made to the Program over the course of the year.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2020 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid 10/1/2019 - 3/31/2020 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of univested cash in affiliated money market funds (See page 12) which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GLOBAL TACTICAL ASSET ALLOCATION

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2019	ENDING ACCOUNT VALUE 3/31/2020	EXPENSES PAID* 10/1/2019- 3/31/2020
Actual	0.26%	$1,000.00	$876.60	$1.22
Hypothetical	0.26%	$1,000.00	$1,023.70	$1.32

*

Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2020. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS	MARCH 31, 2020 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 50 portfolios in the Northern Funds Complex—Northern Funds offers 43 portfolios and Northern Institutional Funds consists of 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1) , POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Therese M. Bobek Age: 59 Trustee since 2019	• Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018; • Retired Assurance Partner, PricewaterhouseCoopers LLP from 1997 to 2018.	• Methode Electronics, Inc.

Ingrid LaMae A. de Jongh Age: 54 Trustee since 2019

•  Head of School Management and Technology, Success Academy Charter Schools since 2016;

•  Member of the Board of Directors of Bank Leumi USA since 2016;

•  Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•  Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018.

• None

Mark G. Doll Age: 70 Trustee since 2013

•  Member of the State of Wisconsin Investment Board since 2015;

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President—Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015.

• None

Thomas A. Kloet Age: 61 Trustee since 2015 and Chairperson since January 1, 2020

•  Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016;

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014.

• Nasdaq, Inc.

David R. Martin Age: 63 Trustee since 2017

•  Chief Financial Officer, Neo Tech (an electronics manufacturer) since June 2019;

•  Adjunct professor, University of Texas, McCombs School of Business since 2017;

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 63 Trustee since 2014

•  Assessor, Moraine Township, Illinois from January 2014 to June 2018;

•  Trustee of AXA Premier VIP Trust (registered investment company—34 portfolios) from 2001 to May 2017;

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from 1991 to 2003, (a manager of fixed income portfolios for institutional clients).

• Barings Funds Trust (registered investment company—8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Mary Jacobs Skinner, Esq. Age: 62 Trustee since 1998

•  Executive Committee member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow—2016;

•  Retired in 2015 as partner in the law firm of Sidley Austin LLP;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None
INTERESTED TRUSTEE

NAME, AGE, ADDRESS(1), POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Darek Wojnar(4) Age: 54 Trustee since 2019

•  Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since 2018;

•  Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•  Managing Director at Lattice Strategies, LLC from 2014 to 2016, acquired by Hartford Funds in 2016;

•  Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013, including Barclay Global Investors, acquired by BlackRock in 2009;

•  Managing Member, Wojnar Group LLC, which offers consulting services within the publishing industry, since 2013.

• FlexShares Trust (registered investment company—29 portfolios)

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years. The 15-year service limit does not apply to the service of Trustees of the Trust who began serving on the Board prior to July 1, 2016.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act” ).

(4)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 61 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 President since 2017	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since 2017; Director of Northern Trust Investments, Inc. since 2017; Director of ETF Product Management, Northern Trust Investments, Inc. from 2010 to 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since 2010; President of FlexShares Trust since 2017; Vice President of FlexShares Trust from 2011 to 2017.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Kevin P. O’Rourke Age: 48 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Jack P. Huntington Age: 49 Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, Massachusetts 02110 Acting Chief Compliance Officer since September 2019	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (since 2015); Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (2008 to 2015).

Darlene Chappell Age: 57 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, FlexShares Trust since 2011 and Belvedere Advisors LLC since September 2019; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund from 2011 to 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Michael J. Pryszcz Age: 52 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 51 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued	MARCH 31, 2020 (UNAUDITED)

OFFICERS OF THE TRUST

NAME, AGE, ADDRESS, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael G. Meehan Age: 49 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to 2018.

John P. Gennovario Age: 59 Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603 Vice President since August 2019	Vice President of Northern Trust Investments, Inc. since August 2019; Management Consultant, Principal Funds from September 2018 to April 2019; Financial Reporting Manager Consultant, BNY Mellon from December 2016 to June 2018; Vice President, Fund Accounting Unit Manager, U.S. Bancorp Fund Services and Accounting Manager, State Street Global Services from January 2016 to August 2016; Assistant Treasurer, Forward Management LLC from July 2010 to March 2013.

Gregory A. Chidsey Age: 50 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 59 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Chief Legal Officer since August 2019	Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of Belvedere Advisers LLC since September 2019; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011 to 2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

Jose J. Del Real, Esq. Age: 42 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2018	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014 and from 2015 to 2018; Assistant Secretary of FlexShares Trust from 2015 to 2018; Secretary of FlexShares Trust since 2018.

Angela R. Burke, Esq. Age: 37 The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2018	Vice President of The Northern Trust Company since 2016; Attorney of Jackson National Asset Management, LLC and Assistant Secretary of Jackson Variable Series Trust from 2013 to 2015.

(1)	Each Officer serves until his or her resignation, removal, retirement or election of his or her successor. Each officer also holds the same office with Northern Institutional Funds.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blended Index (Blended Index) consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND

Because the Fund invests in a combination of underlying mutual funds and exchange-traded funds (“ETFs”, and together with the underlying mutual funds, the “Underlying Funds”), the risks described below are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.

Asset Allocation Risk: The selection by the Fund’s portfolio manager of Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that an Underlying Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

High-Yield Risk: Non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

Interest Rate/Maturity Risk: Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. Changing interest rates may have unpredictable effects on the markets and an Underlying Fund’s or the Fund’s investments. A low or declining interest rate environment poses risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Underlying Funds or the Fund.

Large Cap Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus solely on small- or medium-capitalization stocks.

Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events, including but not limited to local or regional events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events or adverse investor sentiment, that affect individual issuers or large portions of the market.

Mid Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have more limited product lines or financial resources, and may be dependent on a particular niche in the market.

Real Estate Risk: Investments in real estate trusts (“REITs”) and securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of mortgage funds and unexpected vacancies of properties, increases in property taxes and fluctuations in interest rates. REITs that invest in real estate mortgages are also subject to prepayment risks. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

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NORTHERN FUNDS ANNUAL REPORT	27	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

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PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s web site at www.sec.gov.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	28	NORTHERN FUNDS ANNUAL REPORT

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

The registrant has amended its Code of Ethics during the period covered by this report in order to insert a new section on the administration of the Code of Ethics and make certain updates to the reporting and accountability section, as well as other non-substantive amendments.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. David R. Martin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees for the fiscal year ended March 31, 2020 were billed by the principal accountant related to the registrant. The principal accountant billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2020 and March 31, 2019, respectively, as follows:

	2020			2019
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a) Audit Fees	$808,780	$0	$4,120,370(3)	$793,780	$0	$3,370,000(3)
(b) Audit-Related Fees	$150,500(1)	$0	$21,685(4)	$150,500(1)	$0	$74,400(4)
(c) Tax Fees	$134,590(2)	$0	$3,794,790(5)	$137,720(2)	$0	$3,885,000(5)
(d) All Other Fees	$0	$0	$12,799(6)	$0	$0	$832,000(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and RIC tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Resolution Plan Mapping, Data Analytics Strategy, and other consulting services.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended March 31, 2020 and March 31, 2019, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but are not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006, as amended, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by the principal accountant for services rendered to the registrant and service affiliates for the last two fiscal years were $4,114,364 and $5,079,620 for 2020 and 2019, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’ Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)  Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)  Not Applicable.

(a)(4)  There has been no change to the registrant’s independent public accountant during the reporting period.

(b)       Exhibit 99.906 CERT: Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date:	June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date:	June 5, 2020

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date:	June 5, 2020